UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-610-676-1000

Date of fiscal year end: May 31, 2022

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

May 31, 2022

ANNUAL REPORT SEI Institutional Investments Trust

❯	Large Cap Fund	❯	Emerging Markets Equity Fund
❯	Large Cap Disciplined Equity Fund	❯	Opportunistic Income Fund
❯	Large Cap Index Fund	❯	Core Fixed Income Fund
❯	S&P 500 Index Fund	❯	High Yield Bond Fund
❯	Extended Market Index Fund	❯	Long Duration Fund
❯	Small Cap Fund	❯	Long Duration Credit Fund
❯	Small Cap II Fund	❯	Ultra Short Duration Bond Fund
❯	Small/Mid Cap Equity Fund	❯	Emerging Markets Debt Fund
❯	U.S. Equity Factor Allocation Fund	❯	Real Return Fund
❯	U.S. Managed Volatility Fund	❯	Limited Duration Bond Fund
❯	Global Managed Volatility Fund	❯	Intermediate Duration Credit Fund
❯	World Equity Ex-US Fund	❯	Dynamic Asset Allocation Fund
❯	Screened World Equity Ex-US Fund	❯	Multi-Asset Real Return Fund
❯	World Select Equity Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	7
Schedules of Investments/Consolidated Schedule of Investments	56
Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities	470
Statements of Operations/Consolidated Statements of Operations	476
Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets	482
Consolidated Statement of Cash Flows	490
Financial Highlights/Consolidated Financial Highlights	491
Notes to Financial Statements/Consolidated Notes to Financial Statements	496
Report of Independent Registered Public Accounting Firm	535
Trustees and Officers of the Trust	536
Disclosure of Fund Expenses	539
Review of Liquidity Risk Management Program	541
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements	542
Notice to Shareholders	545

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

May 31, 2022 (Unaudited)

To Our Shareholders:

Asset class performance was negative during the reporting period ending May 31, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing conflict in Ukraine. Investors faced inhospitable conditions on multiple fronts during the close of the fiscal year. In general, equity markets were able to withstand high volatility and concerns over new COVID-19 variants in late 2021 and the Russian invasion of Ukraine beginning in 2022. However, concerns of looming recession, higher interest rates, and surging inflation weakened the backdrop for risk assets during the final three months of the fiscal year. Global developed-market equities ultimately finished in negative territory.

Tightening supply-chain dynamics contributed to higher prices for both consumers and producers; this caused input prices for a wide variety of goods to increase, resulting in higher prices for consumers as well. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation.

The U.S. Treasury yield curve flattened, especially over the last few months of the fiscal year, as the Federal Reserve (“Fed”) hiked interest rates. U.S. Treasury yields on the shorter end of the curve rose in greater magnitude than the long end as the yield on 2-year Treasurys jumped by 239 basis points, while the yield on 10-year Treasurys rose 127 basis points and the yield on 30-year Treasurys increased by 81 basis points.

Geopolitical Events

In February 2022, the six-millionth victim of the COVID-19 outbreak was claimed globally, including over 900,000 in the U.S. alone. The final quarter of the period was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. Case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts it was also less severe.

The U.S. Congress voted to raise the debt ceiling (that is, the federal government’s borrowing limit) twice during the period—first with an October stopgap hike of $480 billion, and then with a December increase of $2.5 trillion—which is expected to cover spending through early 2023. President Joe Biden signed the Infrastructure Investment and Jobs Act—a multi-year infrastructure funding bill—into law during November. The initiative appropriated $1.2 trillion (including $550 billion above baseline spending), with nearly $300 billion of new spending to fund transportation projects over the next decade, another $65 billion apiece dedicated to broadband internet and power grid projects, and $55 billion reserved for water infrastructure.

Western nations responded to Russia’s invasion of Ukraine in late February with an array of sanctions, bans, and other coordinated actions—largely focused on disrupting the country’s financial, energy, technology and transportation activities, as well as state-owned enterprises and high-profile individuals in public and business positions. In addition to having mounted a fierce resistance to Russia’s invasion, Ukraine submitted a formal application for admission to the EU.

The imposition of coordinated sanctions effectively blocked Russian entities from trade in major foreign currencies. The Russian Central Bank was forced to increase its benchmark rate by a considerable 10.5% to 20.0%; offer unlimited liquidity support to banks as they faced runs; raise capital controls on exporters and residents; and shutter its financial markets. By mid-March, the EU had instituted a broad ban on investments in Russia as well as exports to and imports from the country (although imports of Russian metals and energy are still permitted).

Economic Performance

Gross domestic product (“GDP”) continued to slow in May after accelerating sharply from the beginning of the year. GDP contracted by an annualized 1.5% during the first quarter of 2022, the first decline since the second quarter of 2020. Meanwhile, the U.S. consumer-price index increased by 8.3% in the year through April, just below the multi-decade high of 8.5% recorded in March.

The U.S. unemployment rate held at 3.6% in May, just above a 50-year low. The U.S. labor market added 390,000 jobs in May, while average hourly earnings increased by 0.3% for the month and 5.2% over the prior year. Services-sector growth jumped to notably high levels in March and April after recovering in February from a near-standstill at the start the year.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

LETTER TO SHAREHOLDERS (Continued)

May 31, 2022 (Unaudited)

The Federal Open Market Committee (“FOMC”) increased the federal funds rate by 0.25% in March and tightened in May by an additional 0.50%—the first hike of its size since 2000—to a 0.75%-to-1% range. The FOMC also announced plans to reduce its balance sheet in June, allowing U.S. Treasurys and mortgages to run off (that is, mature without being replaced) at maximum respective paces of $60 billion and $35 billion per month. Its latest quarterly Summary of Economic Projections, released in conjunction with its March policy statement, showed a decline in the median real GDP projection for 2022 (to 2.8% from 4.0% in December) as well as an increase in broad inflation expectations for 2022 (to 4.3% from 2.6%) and smaller increases for anticipated inflation in 2023 and 2024.

Market Developments

The S&P 500 Index returned -0.30% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000 Value Index) gained 0.93% and outperformed large-cap growth stocks (as measured by the Russell 1000 Growth Index), which tumbled by 6.25%. At the sector level, energy, utilities, and consumer staples led, while telecommunication services, capital goods, and industrials lagged.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period down 2.71%, while small-cap stocks (Russell 2000 Index) finished the period down 16.92%. The decline in small caps came from growth names; the Russell 2000 Growth Index gave back 25.71% during the period, while the Russell 2000 Value Index fell by 7.67%.

Overall, U.S. equities outpaced major developed markets during the fiscal year. Developed markets, as measured by the MSCI World Index (Net) (USD), finished down 4.82% for the year, outperforming emerging markets. The MSCI Emerging Markets Index (Net) (USD) finished the reporting period down 19.83% in U.S. dollar terms, as a strong U.S. dollar and anticipation of tighter monetary conditions was a headwind. The best-performing region was EM Latin America, which was helped by surging commodity prices and a relatively calm political environment; EM Europe was the worst-performing region as small-cap stocks suffered and businesses with exposure to Russia plummeted due to the Russian invasion in Ukraine.

The MSCI Europe Index (USD) deteriorated by 9.75%. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, slumped by 6.78% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded an 8.27% gain in U.S. dollar terms over the full reporting period.

U.S. investment-grade corporate debt was lower; the Bloomberg US Corporate Investment Grade Index gave back 10.28% as the rise in interest rates had a negative impact on returns (bond prices move inversely to interest rates). U.S. asset-backed securities also declined during the fiscal year, as did mortgage-backed securities, which were challenged by elevated supply and fast prepayment speeds.

U.S. high-yield bonds, which have less interest-rate sensitivity than Treasurys, outperformed U.S. government bonds as investors searched for yield; the escalation of COVID-19 also did not lead to the high default rates predicted early in the crisis. The U.S. government bond market, as measured by the Bloomberg Long US Government Bond Index, finished lower during the reporting period, while U.S. high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, declined 5.00%. Within the high-yield market, energy remained the largest sector, and it easily outperformed the broader market.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were positive during the period. The MSCI ACWI Commodity Producers Index (which represents the global commodity market) finished up 28.03% over the full one-year period; the Bloomberg 1-10 Year US TIPS Index (USD) moved 3.76% higher during the reporting period, fueled by rising inflation expectations.

Global fixed income, as measured by the Bloomberg Global Aggregate Index, was down 13.21%. Emerging-market debt (“EMD”) delivered negative performance due to the expectation that central bank rate hikes would slow emerging-market growth; inflation, which remained higher and more persistent than in the developed world, was also a challenge. The JP Morgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified, which tracks local-currency-denominated EM bonds, dropped 16.36% in U.S. dollar terms. The JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified, which tracks EMD denominated in external currencies (such as the U.S. dollar), was down 15.38%.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

The U.S. dollar gradually climbed during the fiscal year (relative to a trade-weighted basket of foreign currencies) and finished near its period high. West Texas Intermediate crude-oil reached a 14-year high near the end of the fiscal year, finishing up almost 70% for the full period.

Our View

As was the case with the pandemic that hit with full force this time two years ago, no one knows how long the Ukraine-Russia conflict will last or how extensive its impact will be on the global economy. However, our experience with COVID-19 and the economic and financial response to prior geopolitical events serve as a guide.

Pre-invasion, we were optimistic that global economic growth would remain solid as countries eased their COVID-19-related restrictions. Europe was expected to improve at least as fast as the U.S., if not faster. This is now a questionable assumption. We cannot emphasize enough how uncertain the economic environment has become. Instead of seeing a normalization of activity with fewer supply-chain delays and easing COVID-19 restrictions, the situation in Ukraine is expected to extend and exacerbate the “everything shortage.” COVID-19-related disruptions in Asia also remain an ever-present threat.

It is fortunate for the advanced economies that households and businesses were in mostly good financial shape coming into the crisis.

Year-over-year growth in employment was continuing to accelerate heading into 2022 despite the Omicron outbreak. Despite this labor-market vibrancy, workers’ wages have begun to fall behind the high inflation rates recorded in the U.S. and elsewhere. One would think that a contraction in real compensation is a sure sign that an economic recession is already underway. Yet that is not the case. Median wage growth in the U.S. for the lowest-income quartile is up 6.4% over the 12 months ended April, in line with the 6.3% rise in the Federal Reserve’s (Fed) PCE Price index for overall personal-consumption expenditures. By comparison, the overall median wage gain for this period amounted to only 4.7%.

While wage gains are lagging inflation at the upper quartiles, higher-income groups have benefited from the boom in home prices and the long bull market in financial assets; they also hold the bulk of excess saving that built up during the pandemic.

Although incomes in the aggregate are not keeping up with inflation, we anticipate that households will draw down savings and increase debt in an effort to maintain living standards. In the U.S., the household saving rate has fallen sharply to 4.4% of disposable income from an average of 7.5% over the 2014-to-2019 period. Between 2005 and 2007, by contrast, the saving rate averaged less than 4%. Today, each percentage-point drop in the saving rate would translate into a 4% gain in nominal GDP.

Businesses face a similar scenario. The long period of ultra-low interest rates has allowed companies to engage in a refinancing boom. Earnings before interest and taxes in the U.S. non-financial corporate sector cover interest expense 7.9 times, the highest ratio in more than 50 years.

Meanwhile, Russia’s aggression toward Ukraine has placed government leaders in the U.S., Europe and other advanced countries in a quandary. They have been tasked with responding urgently to the crisis by providing support while simultaneously pulling back on monetary and fiscal excesses that are partially to blame for the worst inflation in decades. European governments will seek to mitigate the influx of Ukrainian refugees and the invasion-induced impact of spiking fuel and electricity costs and make a significant upward adjustment in defense spending.

By contrast, the U.S. fiscal response to inflation is likely to be far less robust as it remains bedeviled by political gridlock. Not only has the U.S. registered one the largest increases in emergency spending among the major economies over the last two years, it also has one of the worst inflation problems at a time when the domestic political environment is in an extremely fractious state.

Turning to monetary policy, the move toward higher interest rates and the end of quantitative easing appear to be a global trend (with the main exception of Japan). Households and businesses were in strong financial shape coming into this rate-hiking cycle at a time when there is a great deal of pent-up demand. It may well take some time to put a big dent in this economic momentum. Of course, the economy will eventually tip into recession if the Fed and other central banks are forced to raise rates well above the inflation rate. That may happen during the current cycle if inflation proves harder to tamp down than currently anticipated.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

LETTER TO SHAREHOLDERS (Continued)

May 31, 2022 (Unaudited)

There is no denying that these conditions present major challenges for financial assets beyond the uncertainties caused by war. This is especially so for long-duration assets such as growth-oriented equities that trade at higher price-to-earnings ratios and longer-maturity bonds.

Commodity markets have been surging due to the shortages caused by COVID-19 disruptions, and now by the Russian-Ukraine conflict. U.S. value stocks have held up relatively well in the year to date, led by a large absolute price gain in the energy sector and better-than-benchmark performances in financials, utilities, industrials, materials and health care (as measured by the S&P 500 Index). Meanwhile, technology companies and equities with high valuations have suffered as earnings multiples contracted amid the climb in bond yields, while the decline in the bond market itself is especially notable.

In emerging markets, Latin America has bucked the trend seen in other geographies as the region generally benefits from the rise in commodity prices. The jump in interest rates in countries like Brazil and Mexico has also stabilized their currencies against the U.S. dollar despite currently high domestic rates of inflation.

Emerging Asia, a major consumer of commodities, has lost ground as COVID-19 has continued to exert an impact on economic activity. The technology sector in China remains under pressure, although strong government verbal support resulted in a big rally in the middle of March.

Amid all this variability in performance, emerging markets appear to be fertile ground for active management. Volatile environments provide an opportunity for active managers to review exposures in an effort to weed out likely losers from winners.

Periods of crisis and instability are worrying for all investors, particularly as the turn of events in the short term can be difficult to predict. We saw this in the first weeks following Russia’s invasion of Ukraine, as impacts from the crisis overwhelmed more traditional market drivers.

During times like these, one of the greatest mistakes an investor can commit is to panic and indiscriminately make changes for fear of losing money. In periods of unusual stress, a clear philosophy and process can guide calm, rational, long-term decision making.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Index Definitions

Bloomberg A+ US Credit Index: measures publicly issued U.S. corporate and specified foreign debentures and secured notes that have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding.

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg Long A+ US Credit Index: measures the performance of the U.S. corporate and a non-corporate component with maturities of 10 years and greater that includes foreign agencies, sovereigns, supranationals, and local authorities.

Bloomberg Short US Treasury 9-12 Month Index: measures the performance of US Treasury securities that have a remaining maturity between nine and twelve months.

Bloomberg US Aggregate Bond Index: is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Dow Jones Industrial Average: measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

ICE BofA 1-3 year US Treasury Index: measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index: is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI All Country World Ex-US Net Index: captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 24 Emerging Markets (EM) countries*. With 2,269 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

MSCI All Country World Net Index: is MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of May 2022, it covers more than 2,933 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

LETTER TO SHAREHOLDERS (Concluded)

May 31, 2022 (Unaudited)

methodology, which is designed to take into account variations reflecting conditions across regions, market cap sizes, sectors, style segments and combinations.

MSCI Emerging + Frontier Markets Index (Net): captures large and mid-cap representation across 25 Emerging Markets (EM) countries and 28 Frontier Markets (FM) countries. With 1,481 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI USA Minimum Volatility Index: aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI USA Index.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets. The Index consists of 24 developed-market country indexes.

Russell 1000® Index: includes 1000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 2500® Index: measures the performance of the 2,500 smallest companies in the Russell 3000® Index. This index is market cap-weighted and includes only common stocks incorporated in the U.S. and its territories.

Russell 3000® Index: measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Small Cap Completeness Index: measures the performance of the Russell 3000® Index companies excluding S&P 500 constituents.

S&P 500 Index: is an unmanaged, market-weighted index that consists of 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Acadian Asset Management LLC (Acadian), Coho Partners, Ltd. (Coho), Fred Alger Management, Inc. (Alger), LSV Asset Management (LSV), Mar Vista Investment Partners, LLC (Mar Vista), and Cullen Capital Management, Inc. (Cullen). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -1.96%. The Fund’s primary benchmark, the Russell 1000 Index®—which is used to measure the performance of the U.S. large-cap equity market—returned -2.71%.

IV. Fund Attribution

U.S. equities produced negative returns during the fiscal year as investors reacted to rising interest rates, the Ukraine war, and high inflation. Even though the pandemic’s impact on normal activities had diminished, the pandemic still wasn’t over and it continued to cause supply chain issues. The combination of concerns took a toll on investor sentiment; as noted in the shareholder letter, expensive stocks generally declined further than more moderately priced stocks.

The energy sector was the best performer during the fiscal year, fueled by commodity prices. The communication services sector was the worst performing sector as a result of the decline in some previous high flyers such as social media stocks. The consumer discretionary sector also underperformed with some notable declines in e-commerce stocks. Economic concerns caused the industrials sector to lag for the fiscal year. Traditionally less cyclical areas such as consumer staples, health care, and utilities outperformed.

In this environment, the Fund outperformed relative to its benchmark due to the Fund’s value tilt and overweights to the health care and consumer staples sectors. An underweight to the communication services sector was also beneficial. However, an overweight to the financials sector and underweight to the utilities sector detracted from performance. Security selection contributed to benchmark-relative returns within the health care sector.

LSV and Cullen outperformed due to their value exposures and allocations to the energy sector. Coho outperformed due to its exposure to non-cyclical lower volatility areas of the market such as consumer staples and health care. Acadian outperformed due to an overweight to the energy sector and favorable security selection within the information technology sector. Alger and Mar Vista lagged due to emphasizing growth stocks and limited exposure to companies in commodity-oriented sectors such as energy.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	-1.96%	14.14%	11.66%	12.86%	8.61%
Russell 1000® Index	-2.71%	16.03%	13.12%	14.24%	9.51%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Large Cap Disciplined Equity Fund

I. Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Acadian Asset Management LLC (Acadian), Ceredex Value Advisors, LLC (Ceredex), Coho Partners, Ltd. (Coho), Copeland Capital Management LLC (Copeland), and Mackenzie Investments Corporation (Mackenzie). During the fiscal period, Quantitative Management Associates LLC (QMA) was removed from the lineup, while Copeland was added.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned 0.39%. The Fund’s primary benchmark, the S&P 500 Index® — a capitalization-weighted index consisting of roughly 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned -0.30%.

IV. Fund Attribution

U.S. equities produced negative returns during the fiscal year as investors reacted to rising interest rates, Russia’s invasion in Ukraine, and high inflation. Even though the pandemic’s impact on normal activities had diminished, the pandemic still wasn’t over and it continued to cause supply chain issues. The combination of concerns took a toll on investor sentiment; as noted in the shareholder letter, expensive stocks generally declined further than more moderately priced stocks.

The energy sector was the best performer during the fiscal year, fueled by commodity prices. The communication services sector was the worst performing sector as a result of the decline in some previous high flyers such as social media stocks. The consumer discretionary sector also underperformed with some notable declines in e-commerce stocks. Economic concerns caused the industrials sector to lag for the fiscal year. Traditionally less cyclical areas such as consumer staples, health care, and utilities outperformed.

In this environment, the Fund was able to produce a positive return as it benefited from its value tilt. Its overweights to the health care and consumer staples sectors and underweight to the communication services sector helped performance relative to the benchmark. However, an overweight to the financials sector and underweight to the utilities sector detracted from performance. Security selection contributed to benchmark-relative returns within the health care sector.

Mackenzie outperformed due to its value exposure and security selection within the real estate and financials sectors. Coho outperformed due to its exposure to non-cyclical lower-volatility areas of the market such as consumer staples and healthcare. Ceredex lagged due to an overweight to industrials and security selection within the industrials and health care sectors. Acadian outperformed due to an overweight to the energy sector and favorable security selection within the information technology and materials sectors.

QMA was terminated from the Fund during the reporting period. For the portion of the fiscal year that QMA was in the Fund, the manager lagged due to security selection in the information technology and consumer discretionary sectors. Copeland outperformed due to favorable security selection within the information technology sector and an underweight to the communication services sector after it was added during the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	0.39%	15.19%	11.40%	13.36%	8.95%
S&P 500 Index	-0.30%	16.44%	13.38%	14.40%	10.01%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000® Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of May 31, 2022 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending May 31, 2022, the Fund’s Class A shares returned -2.74%. The Fund’s benchmark, the Russell 1000® Index—which is used to measure the performance of the U.S. large-cap equity market—returned -2.71%.

IV. Fund Attribution

U.S. equities produced negative returns during the fiscal year as investors reacted to rising interest rates, the Ukraine war, and high inflation. Even though the pandemic’s impact on normal activities had diminished, the pandemic still wasn’t over and it continued to cause supply chain issues. The combination of concerns took a toll on investor sentiment; as noted in the shareholder letter, expensive stocks generally declined further than more moderately priced stocks.

The energy sector was the best performer during the fiscal year, fueled by commodity prices. The communication services sector was the worst performing sector as a result of the decline in some previous high flyers such as social media stocks. The consumer discretionary sector also underperformed with some notable declines in e-commerce stocks. Economic concerns caused the industrials sector to lag for the fiscal year. Traditionally less cyclical areas such as consumer staples, health care, and utilities outperformed.

With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class A	-2.74%	15.97%	13.06%	14.20%	8.76%
Russell 1000® Index	-2.71%	16.03%	13.12%	14.24%	8.82%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of May 31, 2022, was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -0.33%. The Fund’s primary benchmark, the S&P 500 Index—a capitalization-weighted index consisting of roughly 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned -0.30%.

IV. Fund Attribution

U.S. equities produced negative returns during the fiscal year as investors reacted to rising interest rates, Russia’s invasion in Ukraine, and high inflation. Even though the pandemic’s impact on normal activities had diminished, the pandemic still wasn’t over and it continued to cause supply chain issues. The combination of concerns took a toll on investor sentiment; as noted in the shareholder letter, expensive stocks generally declined further than more moderately priced stocks.

The energy sector was the best performer during the fiscal year, fueled by commodity prices. The communication services sector was the worst performing sector as a result of the decline in some previous high flyers such as social media stocks. The consumer discretionary sector also underperformed with some notable declines in e-commerce stocks. Economic concerns caused the industrials sector to lag for the fiscal year. Traditionally less cyclical areas such as consumer staples, health care, and utilities outperformed.

With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class A	-0.33%	16.38%	13.34%	12.34%
S&P 500 Index	-0.30%	16.44%	13.38%	12.39%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 12/18/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Extended Market Index Fund

I. Objective

The Extended Market Index Fund (the “Fund”) seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of May 31, 2022 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -18.88%. The Fund’s primary benchmark, the Russell Small Cap Completeness Index—which measures the performance of the Russell 3000 Index companies excluding S&P 500 Index constituents—returned -18.94%.

IV. Fund Attribution

For the trailing year ending May 31, 2022, the name of the game was inflation. From the Federal Reserve’s (Fed) now debunked assertion higher prices would be “transitory,” to record high accelerations in the consumer price index (CPI), supply chain woes, and finally the unprovoked invasion of Ukraine by Russia—which sent commodities prices skyrocketing—markets have largely traded in response to this central theme. This has led to elevated volatility and the broad selling off of equities for much of 2022 year to date.

In June 2021, the Fed indicated a willingness to potentially raise rates earlier than expected in order to combat inflation, but then quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and towards lower quality, more speculative growth stocks.

In the third quarter of 2021, the market took a bit of a breather in what can best be described as a risk off environment. Most major indices sold off in September, with large caps finishing just positive but small caps declining for the first quarter since the beginning of 2020. This was spurred on by the Chinese real estate giant Evergrande facing a debt default crisis that shook U.S. markets and the Fed assuming a marginally more hawkish stance, putting upward pressure on long term rates.

Inflation remained elevated as unrelenting demand butted heads with strained supply chains. Delta variant cases remained top of mind as well, though the consensus appeared to be the wave of new infections would not be as significant as those prior, and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

The fourth quarter of 2021 was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. New case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts also less severe in nature, as noted in the shareholder letter. Defensive areas of the market led the way as a result and lower quality names sold off—particularly in small cap—providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with their coming back down to earth.

The Federal Reserve announced a hastening of its planned wind down of bond purchases as part of its shift to a generally more hawkish stance in order to combat elevated inflation. The Fed also dropped references to inflation as “transitory” in a policy statement in December. From a factor perspective, quality outperformed for the quarter, as did value in small cap, but the style remained challenged by the FAANG contingent in large cap. Low volatility was also a beneficiary of the de-risking trend.

In the first quarter of 2022, Omicron swept across the country with new daily cases hitting highs not seen even in the height of the Delta wave. The variant appeared to be less severe in nature, leading to fewer hospitalizations and deaths than prior iterations. This headline consideration was largely pushed from the public focus when Russia invaded Ukraine late in the quarter. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which—combined with the conflict in the export heavy region—sent commodities prices skyrocketing.

This began a series of events which led the Federal Reserve to implement quantitative tightening and rate hikes in a more aggressive manner than initially postured in the second quarter. While markets sold off on news of the invasion, subsequently hawkish positioning by the Fed sent them into a tailspin. Mega cap tech names, long duration assets, and lower quality companies in small cap have all taken the brunt of the selloff, declining most dramatically, and creating a tailwind for active management. Value stocks

SEI Institutional Investments Trust / Annual Report / May 31, 2022

have endured more valiantly, though they have also not been completely immune from the volatility.

For the period, small-mid cap stocks lagged larger cap peers. The Russell 2500 Index declined by 11.62% compared to the Russell 1000 Index decline of 2.71%. Value indexes fared better than their growth counterparts, with the Russell 2500 Value and Growth Indexes returning -3.81% and -22.80%, respectively. On a sector basis, energy was far and away the best performer as a result of surging oil prices, returning over 88% in a down market. Health care, consumer discretionary, and technology were laggards due to a combination of underlying business model maturity and concerns about profitability, inflation, and recession. During this period, the most growth-oriented and speculative areas of the market (biotechnology, specialty retail, and software) were among the weakest groups, while more cyclical and defensive areas (energy and utilities) were strongest.

The Fund was passively managed and generally performed in line with its benchmark index, the Russell Small Cap Completeness Index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Extended Market Index Fund, Class A	-18.88%	11.12%	9.49%	10.71%
Russell Small Cap Completeness Index	-18.94%	11.07%	9.42%	10.67%

Comparison of Change in the Value of a $100,000 Investment in the Extended Market Index Fund, Class A, versus the Russell Small Cap Completeness Index

1

For the year ended May 31, 2022. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Axiom Investors LLC (Axiom), EAM Investors, LLC (EAM), Los Angeles Capital Management LLC (LA Capital), LSV Asset Management (LSV) and Martingale Asset Management, L.P. (Martingale). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -9.62%. The Fund’s benchmark, the Russell 2000® Index—which is used to measure the activity of the U.S. small-cap equity market—returned -16.92%.

IV. Fund Attribution

For the trailing year ending May 31, 2022, the name of the game was inflation. From the Federal Reserve’s (Fed) now debunked assertion higher prices would be “transitory,” to record high accelerations in the consumer price index (CPI), supply chain woes, and finally the unprovoked invasion of Ukraine by Russia—which sent commodities prices skyrocketing—markets have largely traded in response to this central theme. This has led to elevated volatility and the broad selling off of equities for much of 2022 year to date.

In June 2021, the Fed indicated a willingness to potentially raise rates earlier than expected in order to combat inflation, but then quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and towards lower quality, more speculative growth stocks.

In the third quarter of 2021, the market took a bit of a breather in what can best be described as a risk off environment. Most major indices sold off in September, with large caps finishing just positive but small caps declining for the first quarter since the beginning of 2020. This was spurred on by the Chinese real estate giant Evergrande facing a debt default crisis that shook U.S. markets and the Fed assuming a marginally more hawkish stance, putting upward pressure on long term rates.

Inflation remained elevated as unrelenting demand butted heads with strained supply chains. Delta variant cases remained top of mind as well, though the consensus appeared to be the wave of new infections would not be as significant as those prior, and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

The fourth quarter of 2021 was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. New case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts also less severe in nature, as noted in the shareholder letter. Defensive areas of the market led the way as a result and lower quality names sold off—particularly in small cap—providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with their coming back down to earth.

The Fed announced a hastening of its planned wind down of bond purchases as part of its shift to a generally more hawkish stance in order to combat elevated inflation. The Fed also dropped references to inflation as “transitory” in a policy statement in December. From a factor perspective, quality outperformed for the quarter, as did value in small cap, but the style remained challenged by the FAANG contingent in large cap. Low volatility was also a beneficiary of the de-risking trend.

In the first quarter of 2022, Omicron swept across the country with new daily cases hitting highs not seen even in the height of the Delta wave. The variant appeared to be less severe in nature, leading to fewer hospitalizations and deaths than prior iterations. This headline consideration was largely pushed from the public focus when Russia invaded Ukraine late in the quarter. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which—combined with the conflict in the export heavy region—sent commodities prices skyrocketing.

This began a series of events which led the Fed to implement quantitative tightening and rate hikes in a more aggressive manner than initially postured in the second quarter. While markets sold off on news of the invasion, subsequently hawkish positioning by the Fed sent them into a tailspin. Mega cap tech names, long duration assets, and lower quality companies in small cap have all taken the brunt of the selloff, declining most dramatically, and creating a tailwind for active management. Value stocks have endured more valiantly, though they have also not been completely immune from the volatility. As the market enters bear territory, the

SEI Institutional Investments Trust / Annual Report / May 31, 2022

probability of the U.S. entering a recession has modestly ticked up. Much will depend upon the Fed’s ability to engineer a ‘soft landing’.

For the period, small cap stocks lagged larger cap peers. The Russell 2000® Index declined by 16.92% compared to a 2.71% decline for the Russell 1000 Index. Value indexes fared better than their growth counterparts with the Russell 2000 Value and Growth Indexes returning -7.67% and -25.71%, respectively. On a sector basis, energy was far and away the best performer as a result of surging oil prices, returning over 88% in a down market. Health care, consumer discretionary, and technology were laggards due to a combination of underlying business model maturity and concerns about profitability, inflation, and recession.

The value style tailwind greatly aided the Fund, which significantly outperformed the Russell 2000 Index for the period. The Fund’s higher quality exposure was also a tailwind, as was its persistent underweight to lower quality constituents of the small cap universe. At the sector level, selection in health care, technology, and consumer discretionary were the top contributors to excess return. A modest underweight to energy detracted given the sector’s runaway performance, but this was outpaced by a positive contribution from an underweight in health care. Overall, sector allocation was moderately positive.

At the subadvisor level, four of the fund’s five managers outperformed the fund benchmark. LSV was the top contributor on strong value tailwinds. Martingale was next, benefitting from low volatility’s resurgence amidst the dramatic market selloff and low quality’s underperformance. LA Capital overcame small cap (microcap) headwinds to moderately contribute, thanks in part to a moderate quality bias. Axiom was able to overcome incredibly steep growth headwinds to make a modest contribution, partially because earnings revisions have continued to outperform in this environment. EAM slightly detracted from excess return, but was also able to negate growth headwinds by shifting its portfolio rapidly and dramatically into outperforming sectors like energy in the first quarter of 2022.

The Fund remains overweight Value and Quality, and will marginally continue to build a position in Quality as a buffer against volatility at this point in the cycle.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	-9.62%	11.13%	8.06%	10.45%	8.13%
Russell 2000® Index	-16.92%	9.70%	7.72%	10.83%	8.01%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000® Index

1

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Small Cap II Fund

I. Objective

The Small Cap II Fund (the ”Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: ArrowMark Colorado Holdings, LLC (ArrowMark), Copeland Capital Management, LLC (Copeland), EAM Investors, LLC (EAM), Easterly Investment Partners LLC, Leeward Investments, LLC (Leeward), and Los Angeles Capital Management, LLC (LA Capital). There were no sub-advisor changes during the fiscal period. During the period, the LMCG Investments, LLC’s Small Cap Value investment team completed a spin-out to an independent employee owned firm, Leeward Investments, LLC.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -11.14%. The Fund’s primary benchmark, the Russell 2000 Index®—which is used to measure the activity of the U.S. small-cap equity market—returned -16.92%.

IV. Fund Attribution

For the trailing year ending May 31, 2022, the name of the game was inflation. From the Federal Reserve’s (Fed) now debunked assertion higher prices would be “transitory,” to record high accelerations in the consumer price index (CPI), supply chain woes, and finally the unprovoked invasion of Ukraine by Russia—which sent commodities prices skyrocketing—markets have largely traded in response to this central theme. This has led to elevated volatility and the broad selling off of equities for much of 2022 year to date.

In June 2021, the Fed indicated a willingness to potentially raise rates earlier than expected in order to combat inflation, but then quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and towards lower quality, more speculative growth stocks.

In the third quarter of 2021, the market took a bit of a breather in what can best be described as a risk off environment. Most major indices sold off in September, with large caps finishing just positive but small caps declining for the first quarter since the beginning of 2020. This was spurred on by the Chinese real estate giant

Evergrande facing a debt default crisis that shook U.S. markets and the Fed assuming a marginally more hawkish stance, putting upward pressure on long term rates.

Inflation remained elevated as unrelenting demand butted heads with strained supply chains. Delta variant cases remained top of mind as well, though the consensus appeared to be the wave of new infections would not be as significant as those prior, and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

The fourth quarter of 2021 was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. New case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts also less severe in nature, as noted in the shareholder letter. Defensive areas of the market led the way as a result and lower quality names sold off—particularly in small cap—providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with their coming back down to earth.

The Fed announced a hastening of its planned wind down of bond purchases as part of its shift to a generally more hawkish stance in order to combat elevated inflation. The Fed also dropped references to inflation as “transitory” in a policy statement in December. From a factor perspective, quality outperformed for the quarter, as did value in small cap, but the style remained challenged by the FAANG contingent in large cap. Low volatility was also a beneficiary of the de-risking trend.

In the first quarter of 2022, Omicron swept across the country with new daily cases hitting highs not seen even in the height of the Delta wave. The variant appeared to be less severe in nature, leading to fewer hospitalizations and deaths than prior iterations. This headline consideration was largely pushed from the public focus when Russia invaded Ukraine late in the quarter. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which—combined with the conflict in the export heavy region—sent commodities prices skyrocketing.

This began a series of events which led the Fed to implement quantitative tightening and rate hikes in a more aggressive manner than initially postured in the second quarter. While markets sold off on news of the invasion, subsequently hawkish positioning by the Fed

SEI Institutional Investments Trust / Annual Report / May 31, 2022

sent them into a tailspin. Mega cap tech names, long duration assets, and lower quality companies in small cap have all taken the brunt of the selloff, declining most dramatically, and creating a tailwind for active management. Value stocks have endured more valiantly, though they have also not been completely immune from the volatility. As the market enters bear territory, the probability of the U.S. entering a recession has modestly ticked up. Much will depend upon the Fed’s ability to engineer a ‘soft landing’.

For the period, small cap stocks lagged larger cap peers. The Russell 2000 Index declined by 16.92% compared to a 2.71% decline for the Russell 1000 Index. Value indexes fared better than their growth counterparts with the Russell 2000 Value and Growth Indexes returning -7.67% and -25.71%, respectively. On a sector basis, energy was far and away the best performer as a result of surging oil prices, returning over 88% in a down market. Health care, consumer discretionary, and technology were laggards due to a combination of underlying business model maturity and concerns about profitability, inflation, and recession.

The value style tailwind greatly aided the Fund, which significantly outperformed the Russell 2000 Index for the period. The Fund’s higher quality exposure was also a tailwind, as was its persistent underweight to lower quality constituents of the small cap universe. At the sector level, an underweight to health care—namely biotechnology—was the largest contributor to excess return. Selection in technology also meaningfully contributed.

At the subadvisor level, four of the fund’s six managers outperformed the Fund benchmark. Leeward was the top contributor to excess return, benefitting both from stable value and quality/low volatility biases. Copeland was the next best manager, similarly benefitting from its pure implementation of the quality alpha source. Snow contributed on value tailwinds, though not as significantly, as cyclical value was not quite as strong as stable value over this period. Finally LA Capital overcame small cap headwinds (being a microcap strategy) and benefitted from quality exposure as well. EAM and ArrowMark moderately detracted from excess return, partially due to the significant growth headwinds over the trailing twelve months. EAM was able to navigate these marginally better, shifting its portfolio dramatically into outperforming sectors like Energy in the first quarter of 2022.

The Fund remained overweight value and quality, and will marginally continue to build a position in quality as a buffer against volatility at this point in the cycle.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap II Fund, Class A	-11.14%	12.89%	9.93%	11.34%	10.74%
Russell 2000® Index	-16.92%	9.70%	7.72%	10.83%	10.37%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2022. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Small/Mid Cap Equity Fund

I. “Objective

The Small/Mid Cap Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: ArrowMark Colorado Holdings, LLC (ArrowMark), Axiom Investors, LLC (Axiom), Cardinal Capital Management, LLC (Cardinal), Copeland Capital Management, LLC (Copeland), Jackson Creek Investment Advisors (Jackson Creek) and LSV Asset Management (LSV). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -6.47%. The Fund’s primary benchmark, the Russell 2500® Index—which measures the performance of the small- to mid-cap segment of the U.S. equity universe—returned -11.62%.

IV. Fund Attribution

For the trailing year ending May 31, 2022, the name of the game was inflation. From the Federal Reserve’s (Fed) now debunked assertion higher prices would be “transitory,” to record high accelerations in the consumer price index (CPI), supply chain woes, and finally the unprovoked invasion of Ukraine by Russia—which sent commodities prices skyrocketing—markets have largely traded in response to this central theme. This has led to elevated volatility and the broad selling off of equities for much of 2022 year to date.

In June 2021, the Fed indicated a willingness to potentially raise rates earlier than expected in order to combat inflation, but then quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and towards lower quality, more speculative growth stocks.

In the third quarter of 2021, the market took a bit of a breather in what can best be described as a risk off environment. Most major indices sold off in September, with large caps finishing just positive but small caps declining for the first quarter since the beginning of 2020. This was spurred on by the Chinese real estate giant Evergrande facing a debt default crisis that shook U.S. markets and the Fed assuming a marginally more hawkish stance, putting upward pressure on long term rates.

Inflation remained elevated as unrelenting demand butted heads with strained supply chains. Delta variant cases remained top of mind as well, though the consensus appeared to be the wave of new infections would not be as significant as those prior, and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

The fourth quarter of 2021 was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. New case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts also less severe in nature, as noted in the shareholder letter. Defensive areas of the market led the way as a result and lower quality names sold off—particularly in small cap—providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with their coming back down to earth.

The Federal Reserve announced a hastening of its planned wind down of bond purchases as part of its shift to a generally more hawkish stance in order to combat elevated inflation. The Fed also dropped references to inflation as “transitory” in a policy statement in December. From a factor perspective, quality outperformed for the quarter, as did value in small cap, but the style remained challenged by the FAANG contingent in large cap. Low volatility was also a beneficiary of the de-risking trend.

In the first quarter of 2022, Omicron swept across the country with new daily cases hitting highs not seen even in the height of the Delta wave. The variant appeared to be less severe in nature, leading to fewer hospitalizations and deaths than prior iterations. This headline consideration was largely pushed from the public focus when Russia invaded Ukraine late in the quarter. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which—combined with the conflict in the export heavy region—sent commodities prices skyrocketing.

This began a series of events which led the Federal Reserve to implement quantitative tightening and rate hikes in a more aggressive manner than initially postured in the second quarter. While markets sold off on news of the invasion, subsequently hawkish positioning by the Fed sent them into a tailspin. Mega cap tech names, long duration assets, and lower quality companies in

SEI Institutional Investments Trust / Annual Report / May 31, 2022

small cap have all taken the brunt of the selloff, declining most dramatically, and creating a tailwind for active management. Value stocks have endured more valiantly, though they have also not been completely immune from the volatility.

For the period, small-mid cap stocks lagged larger cap peers. The Russell 2500® Index declined by 11.62% compared to the Russell 1000 Index decline of 2.71%. Value indexes fared better than their growth counterparts, with the Russell 2500 Value and Growth Indexes returning -3.81% and -22.80%, respectively. On a sector basis, energy was far and away the best performer as a result of surging oil prices, returning over 88% in a down market. Health care, consumer discretionary, and technology were laggards due to a combination of underlying business model maturity and concerns about profitability, inflation, and recession. During this period, the most growth-oriented and speculative areas of the market (biotechnology, specialty retail, and software) were among the weakest groups, while more cyclical and defensive areas (energy and utilities) were strongest.

The Fund outperformed its benchmark during the 12 month period. The most growth-oriented and speculative areas of the market (biotechnology, specialty retail, and software) were among the weakest groups, while more cyclical and defensive areas (energy and utilities) were strongest. The Fund benefitted from its value posture and underweight to the lowest quality stocks. This was reflected in tailwinds to its underweights to biotechnology and software. An overweight to specialty retail and underweight to energy were headwinds, however.

ArrowMark and Axiom were the largest detractors, due in part to their inherent growth biases and the associated sector positioning (overweight to health care and underweight to energy). Weak stock selection in consumer discretionary also weighed on ArrowMark’s results, while weak selection in financials was a drag for Axiom.

LSV and Copeland were the greatest contributors. LSV benefitted from its inherent value bias, while the defensive nature of Copeland’s quality oriented approach shone through as uncertainty entered the markets. Jackson Creek and Cardinal also contributed to the Fund’s outperformance of its benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small/Mid Cap Equity Fund, Class A	-6.47%	12.67%	9.26%	11.40%	8.77%
Russell 2500® Index	-11.62%	12.05%	9.76%	12.00%	9.48%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500® Index

1

For the year ended May 31, 2022. Past performance is no indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

U.S. Equity Factor Allocation Fund

I. Objective

The U.S. Equity Factor Allocation Fund (the “Fund”) seeks the long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (SIMC). There were no manager changes made during the fiscal period. SIMC will invest directly in equity securities utilizing a quantitative style of investing which uses a model-based approach to facilitate investment decisions. The quantitative method used by the Fund categorizes and selects securities based on specific characteristics (factors) determined by the Investment Advisor. Such factors may include security characteristics such as volatility, value, size or share price performance. The Investment Advisor uses its judgment and model-based systems to assess the factors used and to determine the weights allotted to those factors in portfolio construction. Based on market opportunities, and at its discretion, the Investment Advisor may tilt the Fund’s factor exposures by changing its allocation to the factors. The Investment Advisor may add, remove or modify certain factors in its model depending on investment research or market conditions.

III. Return vs. Benchmark

For the one-year period ending May 31, 2022, the Fund’s Class A shares returned 0.10%. The Fund’s primary benchmark, the Russell 3000 Index®—which represents approximately 98% of the investable U.S. equity market and measures the equity performance of the 3000 largest U.S. companies—returned -3.68%.

IV. Fund Attribution

Rising interest rates, inflation and the Russian invasion of Ukraine dominated investors' attentions over the course of the last twelve months, as noted in the shareholder letter. After demonstrating its willingness to tolerate above-target inflation on a “transitory” basis, the Federal Reserve turned significantly more hawkish, resulting in a sharp rise in interest rates to combat persistently elevated inflation. Rising interest rates together with substantial increases in commodity and energy prices contributed to the outperformance of value. Momentum and Quality factor families were hurt by exposure to longer duration and rising input costs hurting profit margins. Low volatility provided strong downside protection as major equity indices sold off, and outperformed overall in spite of headwinds from under-weighting the volatile energy sector.

The Fund outperformed its benchmark during the fiscal year. Notably, value was defensive and outperformed despite falling equity markets, helped by its cyclical exposure, especially beneficiaries of rising interest rates, energy, and commodity prices. Low volatility was also beneficial, helped by exposure to defensive utilities, health care, and consumer staples sectors. Momentum was marginally positive, as earnings revisions rotated away from segments impacted by rising interest rates, differentiating between inflation winners and losers, although this was partially mitigated by exposure to consumer credit names which lagged amidst fears of economic contraction.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
U.S. Equity Factor Allocation Fund, Class A	0.10%	16.29%	12.61%
Russell 3000® Index	-3.68%	15.60%	12.43%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Equity Factor Allocation Fund, Class A, versus the Russell 3000® Index

[1]

For the year ended May 31, 2022. Class A shares were offered beginning 4/26/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

I. Objective

The U.S. Managed Volatility Fund (the Fund) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: LSV Asset Management (LSV) and Allspring Global Investments (Allspring). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending May 31, 2022, the Fund’s Class A shares returned 4.71%. The Fund’s primary benchmark—the Russell 3000 Index—which represents approximately 98% of the investable U.S. equity market and measures the equity performance of the 3000 largest U.S. companies—returned -3.68%.

IV. Fund Attribution

The 12 months ending May 31, 2022 were favorable for low-volatility investing as the global economy turned volatile in the latter part of the 2021, which persisted into the New Year. Several factors came together to trigger a market selloff. The emergence of a new COVID-19 variant in the fourth quarter of 2021 dampened earlier optimism about the economic reopening. Risk aversion continued to increase as the December Federal Reserve meeting indicated a strong posture toward raising rates in 2022 in response to rising inflation, further fueling market action and leading to a sharp rotation out of leading growth stocks. Markets ultimately fell sharply in the first quarter of 2022 as geopolitical tensions between Russia and Ukraine deteriorated into war, as noted in the shareholder letter.

The Fund posted positive total returns in a difficult environment for global equities and delivered a meaningful risk reduction (as measured by the standard deviation of its daily returns) compared to its benchmark. Low-volatility strategies run a below-market beta of approximately .70, and by design can be expected to outperform capitalization-weighted benchmarks during market declines. Low-volatility stocks in general outperformed riskier stocks over the period. Defensive sectors such as consumer staples and utilities provided protection while volatile discretionary and technology sectors led the markets lower.

Overall performance was further enhanced by the Fund’s additional focus on attractively valued securities within the low-volatility space and diversification objectives translated into an underweight to the overpriced growth group of stocks that were the crux of the market selloff. Positioning was quite beneficial and helped achieve returns in excess of both cap-weighted benchmarks and passive minimum-volatility indices.

Each subadvisor outperformed the benchmark. While benefitting from low-volatility and defensive sector allocations, excess returns from tilting toward the value alpha source added to results. Diversity and small size also contributed. LSV outperformed the benchmark to the greatest extent, as it benefited from strong performance of value within the low-volatility cohort of the market. Allspring also gained from its exposure to value as its trend-following inputs shifted systematically toward those themes over the past year. Defensive sector allocations were more pronounced for Allspring and gave the strategy incrementally more payoff from those groups.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A	4.71%	10.32%	9.16%	12.08%	12.41%
Russell 3000® Index	-3.68%	15.60%	12.75%	14.00%	14.16%
75/25 Blended Benchmark of MSCI USA Minimum Volatility Index & Russell 3000® Value Index[2]	2.21%	10.47%	10.26%	12.46%	12.87%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

U.S. Managed Volatility Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, versus the Russell 3000® Index and the 75/25 Blended Benchmark of the MSCI USA Minimum Volatility Index and the Russell 3000® Value Index ("Secondary Benchmark")

[1]

For the year ended May 31, 2022. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund's 75/25 Blended Benchmark, which consists of the MSCI USA Minimum Volatility Index and the Russell 3000 Value Index. The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflect the Fund's investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad global equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Acadian Asset Management LLC (Acadian), LSV Asset Management (LSV) and Allspring Global Investments (Allspring), formerly Wells Capital Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned 4.25%. The Fund’s primary benchmark, the MSCI World Index (Net)—a capitalization-weighted index that is designed to measure the equity market performance of developed markets—returned -4.82%.

IV. Fund Attribution

The 12 months ending May 31, 2022 were favorable for low-volatility investing as the global economy turned volatile in the latter part of the 2021, which persisted into the New Year. Several factors came together to trigger a market selloff. The emergence of a new COVID-19 variant in the fourth quarter of 2021 dampened earlier optimism about the economic reopening. Risk aversion continued to increase as the December Federal Reserve meeting indicated a strong posture toward raising rates in 2022 in response to rising inflation, further fueling market action and leading to a sharp rotation out of leading growth stocks. Markets ultimately fell sharply in the first quarter of 2022 as geopolitical tensions between Russia and Ukraine deteriorated into war, as noted in the shareholder letter.

The Fund posted positive total returns in a difficult environment for global equities and delivered a meaningful risk reduction (as measured by the standard deviation of its daily returns) compared to its benchmark. Low-volatility strategies run a below-market beta of approximately .70, and by design can be expected to outperform capitalization-weighted benchmarks during market declines. Low-volatility stocks in general outperformed riskier stocks over the period. Defensive sectors such as consumer staples and utilities provided protection while volatile discretionary and technology sectors led the markets lower.

Overall performance was further enhanced by the Fund’s additional focus on attractively valued securities within the low-volatility space and diversification objectives translated into an underweight to the overpriced growth group of stocks that were the crux of the market selloff. Positioning was quite beneficial and helped achieve returns in excess of both cap-weighted benchmarks and passive minimum-volatility indices.

The three subadvisors each outperformed. While benefitting from low-volatility and defensive sector allocations, excess returns from tilting toward the value alpha source added to results. Diversity and small size also contributed. LSV outperformed the benchmark to the greatest extent, as it benefited from strong performance of value within the low-volatility cohort of the market. Allspring also gained from its exposure to value as its trend-following inputs shifted systematically toward those themes over the past year. Defensive sector allocations were more pronounced for Allspring and gave the strategy incrementally more payoff from those groups. Acadian held the least concentrated exposure to value compared to other managers, though its broader multifactor alpha model proved effective over the period.

The Fund also used derivatives to hedge currency risk. For the fiscal year, hedging currency risk had a positive effect in the environment of a strengthening U.S. dollar against major currencies.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class A	4.25%	8.52%	7.20%	9.05%
MSCI World Index (Net)	-4.82%	12.65%	9.72%	11.60%
MSCI World Minimum Volatility Index (Net)	-1.24%	6.18%	6.75%	8.35%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Global Managed Volatility Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A, versus the MSCI World Index (Net) and MSCI World Minimum Volatility Index (Net)

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 1/29/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

World Equity Ex-US Fund

I. Objective

The objective of the World Equity Ex-US Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Acadian Asset Management LLC (Acadian), AllianceBernstein L.P. (AllianceBernstein), Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (Macquarie), JOHCM (USA) Inc. (JO Hambro), Lazard Asset Management LLC (Lazard), McKinley Capital Management, LLC (McKinley), and Allspring Global Investments (Allspring). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -12.53%. The Fund’s primary benchmark—the MSCI All Country World Ex-U.S. Net—returned -12.41%.

IV. Fund Attribution

Global equity markets posted negative returns over the last 12 months, with most of the decline coming this year. The global markets and economies generally continued strengthening in the second half of 2021 from the COVID-19 induced recession in 2020. However, markets became volatile in January 2022 and have been on a downward trend thereafter. There have been several major factors causing the market’s weakness: oil prices have been on a strong upward ascent, with WTI starting the year at $76 and reaching $114 on May 31—a 50% increase in five months. Inflationary pressures haven’t just been contained to energy. U.S. and global inflation has been broad-based, affecting other commodities, food prices, housing, and services. Interest rates have also sharply increased, with the 10-year U.S. government bond beginning the year at 1.79% and ending at 2.83%. The Federal Reserve, along with other central banks, has also become more hawkish and promised to raise short-term rates quickly to fight off inflation. The rise in rates has especially hurt long duration U.S. growth stocks, with the Russell 1000 Growth Index down -21.9% while the Russell 1000 Value Index is down just -4.5% this year. Finally, the Russia/Ukraine conflict that erupted in February added more fuel to the fire, as noted in the shareholder letter. This created a larger challenge for energy and food prices given Russia’s significant supply to global markets in terms of oil, gas, wheat, and other raw materials.

Because of the war, most European equity markets have been the worst performers globally over the last year, with double-digit declines in Germany, France, and Italy. China is down approximately 35% due to its high demand for oil and raw materials, not to mention its zero-COVID policy, which has greatly hampered growth. Still, for countries and sectors that benefit from inflation, there have been some significant gainers. These include countries like Canada and most of Latin America.

Most sectors have produced negative returns, with energy being an extreme outlier—up 33% over the last 12 months (ex-U.S.). Technology, consumer discretionary, and communications services have been the worst performing sectors. On a relative basis, safe havens like utilities and consumer staples have held up well. While financials started 2022 strong, the Russia/Ukraine conflict pummeled most of the large European banks over the last two months.

From a factor perspective, value was by far the best performing alpha source over the last 12 months. However, it is important to point out that this has been heavily driven by cheap energy stocks having a tremendous rally. Quality underperformed, as it favors higher growth technology and communication services stocks, which have underperformed. Momentum has generally performed well as factors like earnings revisions have favored cyclical and commodity plays like banks and energy. Growth, while not an alpha source, has underperformed. Low volatility has performed very well, especially this year as volatility picked up and investors preferred safe havens.

Overall, the Fund performed in-line with its benchmark over the last 12 months. Our overweight to value has been beneficial, though it has also come at the expense of higher volatility, which has been a drag on returns. The Fund was also overweight to quality, which has been a detractor. At the manager level, performance has been slightly below expectations. The Fund’s best performing manager has been multi-factor quant Acadian, which has benefited from its overweights to value and momentum. JO Hambro has underperformed by a wide margin due to its preference for higher growth segments of the market, which have done poorly. Quality managers Lazard and Macquarie have underperformed, as expected, though they carry low relative weights in the Fund. Our value managers Allspring and AllianceBernstein have slightly underperformed over the last 12 months, though outperformed by a comfortable

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

World Equity Ex-US Fund (Concluded)

margin in 2022. These two managers carry the highest weights in the Fund due to our preference for value, as dispersions are still wide (though off last year’s highs).

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	-12.53%	7.73%	5.27%	7.16%	4.89%
MSCI All Country World Ex-US Net Index	-12.41%	6.49%	4.42%	6.39%	4.97%

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the MSCI All Country World Ex-US Net Index

1

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Screened World Equity Ex-US Fund

I. Objective

The Screened World Equity Ex-US Fund (the “Fund”) seeks capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Acadian Asset Management LLC (Acadian), Lazard Asset Management LLC (Lazard), McKinley Capital Management, LLC (McKinley), and Allspring Global Investments (Allspring). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -10.99%. The Fund’s primary benchmark—the MSCI ACWI ex-USA (Net) returned -12.41%.

IV. Fund Attribution

Global equity markets posted negative returns over the last 12 months, with most of the decline coming this year. The global markets and economies generally continued strengthening in the second half of 2021 from the COVID-19 induced recession in 2020. However, markets became volatile in January 2022 and have been on a downward trend thereafter. There have been several major factors causing the market’s weakness: oil prices have been on a strong upward ascent, with WTI starting the year at $76 and reaching $114 on May 31—a 50% increase in five months. Inflationary pressures haven’t just been contained to energy. U.S. and global inflation has been broad-based, affecting other commodities, food prices, housing, and services. Interest rates have also sharply increased, with the 10-year U.S. government bond beginning the year at 1.79% and ending at 2.83%. The Federal Reserve, along with other central banks, has also become more hawkish and promised to raise short-term rates quickly to fight off inflation. The rise in rates has especially hurt long duration U.S. growth stocks, with the Russell 1000 Growth Index down -21.9% while the Russell 1000 Value Index is down just -4.5% this year. Finally, the Russia/Ukraine conflict that erupted in February added more fuel to the fire, as noted in the shareholder letter. This created a larger challenge for energy and food prices given Russia’s significant supply to global markets in terms of oil, gas, wheat, and other raw materials.

Because of the war, most European equity markets have been the worst performers globally over the last year, with double-digit declines in Germany, France, and Italy. China is down approximately 35% due to its high demand for oil and raw materials, not to mention its zero-COVID policy, which has greatly hampered growth. Still, for countries and sectors that benefit from inflation, there have been some significant gainers. These include countries like Canada and most of Latin America.

Most sectors have produced negative returns, with energy being an extreme outlier—up 33% over the last 12 months (ex-U.S.). Technology, consumer discretionary, and communications services have been the worst performing sectors. On a relative basis, safe havens like utilities and consumer staples have held up well. While financials started 2022 strong, the Russia/Ukraine conflict pummeled most of the large European banks over the last two months.

From a factor perspective, value was by far the best performing alpha source over the last 12 months. However, it is important to point out that this has been heavily driven by cheap energy stocks having a tremendous rally. Quality underperformed, as it favors higher growth technology and communication services stocks, which have underperformed. Momentum has generally performed well as factors like earnings revisions have favored cyclical and commodity plays like banks and energy. Growth, while not an alpha source, has underperformed. Low volatility has performed very well, especially this year as volatility picked up and investors preferred safe havens.

Overall the Fund outperformed its benchmark over the last 12 months. Our overweight to value has been the largest contributor to relative performance. The Fund is also overweight to quality and this has been a smaller detractor. The Fund’s best performing manager has been multi-factor quant Acadian, which has benefited from its overweight to value and momentum. Quality manager Lazard underperformed, as expected, though it carries a low relative weight in the Fund. Our value manager Allspring slightly underperformed over the last 12 months, though outperformed by a comfortable margin in 2022. Momentum manager McKinley outperformed as well.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Screened World Equity Ex-US Fund, Class A	-10.99%	9.82%	6.98%	8.53%	3.83%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Screened World Equity Ex-US Fund (Concluded)

MSCI All Country World Ex-US Net Index	-12.41%	6.49%	4.42%	6.39%	2.87%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2022. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

World Select Equity Fund

I. Objective

The objective of the World Select Equity Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: AS Trigon Asset Management, Fiera Capital Inc. (Fiera), Fondmaeglerselskabet Maj Invest A/S (Maj Invest), INTECH Investment Management LLC (INTECH), LSV Asset Management (LSV), Mackenzie Investments Corporation, Metropole Gestion SA, Poplar Forest Capital LLC (Poplar Forest), Rhicon Currency Management Pte Ltd (Rhicon), Sompo Japan Nipponkoa Asset Management Co., Ltd., and Towle & Co (Towle). SIMC also directly manages a portion of the Fund’s assets. No sub-advisor changes were made during the fiscal year.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -4.12%. The Fund’s primary benchmark, the MSCI All Country World Net Index—a capitalization-weighted index that measures the equity performance of large- and mid-cap securities in developed and emerging markets—returned -6.78%.

IV. Fund Attribution

High inflation, rising interest rates and sky-high energy prices were the key themes of the past year. The pandemic continued to influence global economic activity. The Omicron variant prompted governments to re-impose some COVID-19 restrictions and caused further supply chain disruptions, while market participants started to realize that inflation was proving to be “stickier” than anticipated. Russia’s invasion of Ukraine in late February aggravated the economic difficulties presented by the pandemic—as noted in the shareholder letter—with rapidly rising energy and commodity prices contributing to a further surge in inflation and mounting recessionary fears.

The Federal Reserve has responded to rapidly rising price levels with an accelerated pace of tapering efforts, raising the federal funds rate to a range of 1.5% to 1.75% in the most aggressive series of actions in more than twenty years. Global equities ended the 12-month period in correction territory, falling sharply since the start of the year. Emerging markets were further derailed by China weakness associated with regulatory crackdown on the largest technology stocks, zero-COVID policy, and worries over the possibility of financial system contagion amid Evergrande’s collapse.

Growth stocks and many large technology companies tumbled on jitters over rising interest rates and gloomy global growth prospects, while markets evidenced a powerful value rebound supported by a scorching rally in energy names. Low volatility shares also enjoyed tailwinds in falling markets, with defensive utilities, health care, and consumer staples all outperforming the broad market index. Although momentum and quality were worse positioned to benefit from the market rotation, relative returns were positive for the period.

The Fund outperformed its benchmark, benefiting from positive relative returns to U.S. and Japanese value managers, while a valuation-sensitive managed volatility strategy offered robust downside protection in correcting markets. However, negative stock specifics from the underlying managers scaled down Fund outperformance in the overall favorable environment for actively managed strategies. At a sector level, an overweight to energy and away from media and technology added value, while selection in health care offset losses from financial stocks.

Local managers, being value-oriented by Fund construction, contributed to Fund outperformance. Poplar Forest (U.S. Value) and Sompo (Japan Value) both benefited from sizable tailwinds to attractively priced areas of the market. They also added value through sector positioning and good stock specifics helped to outweigh the negative impact from European managers at the Fund level. Poplar Forest benefited most from its allocation to and good security selection within energy, while avoiding high profile and richly valued stocks in pharmaceuticals, medical equipment, and retail segments. As for Sompo, positive relative returns stemmed predominantly from good results in materials and industrials, while a higher allocation to banks and insurance in Japan was also beneficial. The manager’s price-driven decisions to have no indirect exposure to the largest U.S. technology stocks undoubtedly added value in relative terms. Conversely, Trigon (Emerging Europe Value) was the largest detractor, suffering from a combination of their direct exposure to Russian securities and overall weaker returns in the region amid a greater exposure to the Russia-Ukraine conflict. Our moderately sized position in Trigon limited losses at the Fund level.

In terms of global managers, LSV's managed volatility strategy significantly added to Fund returns, with its

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

World Select Equity Fund (Concluded)

defensive-oriented portfolio providing diversification in a period of market stress. The manager’s secondary exposure to value and diversity objectives helped to navigate the rotation out of growth names and further fostered performance. Finally, the contribution of momentum managers was neutral in the shifting market environment. SIMC performed in line with expectations, ending the period ahead of the benchmark commensurate with underlying alpha sources globally.

Any frictional cash positions in the portfolio were equitized through index futures to be fully invested in the market at all times.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Three Year Return	Annualized Inception to Date
World Select Equity Fund, Class A	-4.12%	12.40%	8.41%
MSCI All Country World Net Index	-6.78%	11.71%	9.06%

Comparison of Change in the Value of a $100,000 Investment in the World Select Equity Fund, Class A, versus the MSCI All Country World Net Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/17. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Causeway Capital Management LLC (Causeway), JOHCM (USA) Inc. (JO Hambro), KBI Global Investors (North America) Ltd. (KBI), Robeco Asset Management (Robeco), RWC Asset Advisers (US) LLC (RWC) and WCM Investment Management (WCM). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ending May 31, 2022, the Fund’s Class A shares returned -13.17%. The Fund’s primary benchmark—the MSCI Emerging + Frontier Markets Index (Net)—returned -19.73%.

IV. Fund Attribution

During the fiscal period, emerging markets fell as slowing growth in China and Russia’s invasion of Ukraine weighed on markets. In China, concerns over a slowing real estate market and fears of a wave of defaults added to existing fears of government regulation, causing the slide in Chinese equities from earlier in the year to continue. Brazilian equities were another area of weakness as COVID-19 concerns and political turmoil weighed on investors. Equity markets continued to fall in the fourth quarter, with only a few countries posting positive gains. Global supply chains already plagued with COVID-19 disruptions took another hit in the first quarter of 2022 when Russia began its invasion of Ukraine—as noted in the shareholder letter—sending shockwaves through markets. Western sanctions designed to punish Russia for its actions and Russia’s retaliatory measures heavily disrupted commodity exports out of both Russia and Ukraine, sending prices of commodities higher. Gulf Coast countries alongside Latin American exporters benefitted from rising commodity prices, while Eastern Europe saw disruptions from its proximity to the conflict. Asian countries also underperformed in 2022. Chinese equities continued their underperformance as the Omicron variant forced shutdowns in major Chinese cities, while Taiwanese technology stocks derated from rising interest rates brought on by the U.S. Federal Reserve. Indian equities underperformed less, but still saw losses as valuations peaked and markets pulled back. Frontier markets outperformed broader emerging markets, with frontier and smaller emerging markets relatively shielded from market turmoil.

Energy was the best performing sector during the fiscal year due to rising demand and disruptions to exports from Russia’s invasion, while utilities also benefitted. Financials was the next best performing sector as global interest rates rose. Materials and industrials also outperformed from the tailwind of higher commodity prices and rising cyclical demand. Healthcare and consumer discretionary were the worst performing sectors as long duration growth stocks saw valuations rerate lower from higher interest rates. From an alpha source perspective, value outperformed as higher demand for commodity prices and rising interest rates helped cyclical sectors outperform traditional growth sectors. Momentum lagged value but also outperformed as it eventually latched onto value’s outperformance. Quality underperformed the benchmark as quality stocks have greater exposure to rising interest rates.

The Fund outperformed the benchmark during the period. The underweight to retailers within the consumer discretionary sector, in addition to strong bottom-up results, helped the sector perform as the largest contributor. Healthcare and real estate were the next two biggest contributors due to positive bottom-up results. The two greatest sector detractors were energy and utilities, which were the two best performing sectors during the fiscal period in which the fund was underweight.

RWC was the largest contributor as frontier and smaller emerging market equities did not see the same underperformance as their larger emerging market peers, and the manager’s lack of exposure to these area contributed to relative performance. JO Hambro was the next greatest contributor and experienced both small cap and momentum tailwinds. Their lack of exposure to the largest index names contributed to relative outperformance as momentum stocks latched onto value’s outperformance. KBI was the third largest contributor due to its dividend yield investment style, which brought exposure to value’s outperformance. Robeco and Causeway also contributed to outperformance. Robeco outperformed in line with expectations due to its value investment style despite some losses from exposure to Russia and Eastern European stocks, while Causeway emphasized value in its multifactor quantitative model. WCM was the only detractor during the fiscal year due to its quality investment philosophy. The manager’s exposure to faster growing quality stocks was a primary driver of

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Emerging Markets Equity Fund (Concluded)

losses as higher interest rates became headwinds towards the manager’s long duration holdings.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class A	-13.17%	8.33%	5.02%	4.17%
MSCI Emerging + Frontier Markets Index (Net)	-19.73%	4.93%	3.77%	3.05%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A, versus the MSCI Emerging + Frontier Markets Index (Net)

1

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 10/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Ares Capital Management II LLC (Ares), Manulife Investment Management (US) LLC (Manulife), and Wellington Management Company, LLP (Wellington). During the period, Schroder Investment Management North America Inc. (Schroder) was removed from the lineup.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -0.97%. The Fund’s benchmark, the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index—which measures the return on U.S. dollar deposits with a three-month maturity—returned 0.06%.

IV. Fund Attribution

During the first half of the fiscal period risk assets were supported by accommodative monetary policy and the reopening of the U.S. economy. At the onset of the pandemic in March of 2020, the Federal Reserve (Fed) slashed the target range on the fed funds rate and kept the range near zero through 2021, supporting non-Treasury sectors. Risk assets were further supported by the re-opening of the U.S. economy as vaccination rates increased, which led to an increase in demand and consumer spending given the elevated household savings accumulated during the pandemic. While the economy reopened, global supply chain constraints persisted along with increasing demand, and record stimulus combined to spur the highest inflationary pressures since the 1970s. Initially viewed as transitory, inflation proved to be persistent and broad based. As a result, the Fed began by tapering asset purchases during the fourth quarter of 2021 and ultimately concluded its asset purchase program in March 2022, then announced the beginning of balance sheet reduction commencing in June 2022. Russia’s invasion of Ukraine exacerbated inflationary pressures, raising energy prices and food items such as wheat globally. At its meeting in March 2020, the Fed raised the target range of the fed funds rate by 25 basis points (bps). As inflation persisted and the conflict in Ukraine continued, concerns over the Fed’s ability to engineer a soft landing heightened as unease about stagflation increased. As noted in the shareholder letter, the Fed raised the target range by 50 bps at its May meeting (the first 50 bps rate hike since May 2000). The Fed also announced that it will begin the reduction of its balance sheet by June 1st.

Yields increased substantially across the curve during the fiscal period as inflation expectations rose and monetary policy became less accommodative combined with market pricing moving in advance of the Fed. The yield curve flattened considerably while the Fed tightened and concerns increased that tighter policy would ultimately slow growth. Five-year yields rose by 202 basis points over the 12-month period, while the 10- and 30-year yields increased by 123 and 76 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds. Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period as a result of rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed Treasurys as well on technical headwinds with the Fed, which had been the largest purchaser of Agency MBS, preparing to end purchases and announcing balance sheet reduction. Non-agency MBS remained supported by a robust housing market in spite of higher mortgage rates rising by nearly 200 basis points. Asset-backed securities (ABS) lagged as well, but fundamentals remained strong in consumer-based sub-sectors as the labor market remained tight and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expectations.

The Fund’s allocation to spread sectors detracted for the period, as did a slight duration overweight relative to Libor. The Fund’s allocation to corporates subtracted as spreads widened during the first half of 2022 with recession risks beginning to be priced in by markets. Allocations to securitized sectors such as non-agency MBS and CMBS detracted as well. Despite their floating rate structure, an allocation to loans detracted slightly while AAA CLO exposure added to performance.

All three sub-advisors underperformed the Fund’s benchmark. Ares was the best-performing manager in the Fund as loans outperformed fixed rate spread sectors such as corporates. Wellington underperformed due to its corporate allocation, while Manulife allocations

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Opportunistic Income Fund (Concluded)

to non-agency MBS and CMBS detracted from performance relative to LIBOR.

The Fund used Treasury futures and to-be-announced (TBA) forward contracts to manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Opportunistic Income Fund, Class A	-0.97%	1.90%	2.59%	2.87%	1.31%
ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index	0.06%	0.88%	1.32%	0.90%	0.86%

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index

1

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Jennison Associates LLC (Jennison), MetLife Investment Management, LLC (MetLife), Metropolitan West Asset Management LLC (MetWest), Allspring Global Investments (Allspring), Western Asset Management Company (Western) and Western Asset Management Company Limited. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -8.52%. The Fund’s primary benchmark, the Bloomberg US Aggregate Bond Index—a capitalization-weighted index that measures the performance of intermediate-term investment-grade bonds in the U.S.—returned -8.22%.

IV. Fund Attribution

During the first half of the fiscal period risk assets were supported by accommodative monetary policy and the reopening of the U.S. economy. At the onset of the pandemic in March of 2020, the Federal Reserve (Fed) slashed the target range on the fed funds rate and kept the range near zero through 2021, supporting non-Treasury sectors. Risk assets were further supported by the re-opening of the U.S. economy as vaccination rates increased, which led to an increase in demand and consumer spending given the elevated household savings accumulated during the pandemic. While the economy reopened, global supply chain constraints persisted along with increasing demand, and record stimulus combined to spur the highest inflationary pressures since the 1970s. Initially viewed as transitory, inflation proved to be persistent and broad based. As a result, the Fed began by tapering asset purchases during the fourth quarter of 2021 and ultimately concluded its asset purchase program in March 2022, then announced the beginning of balance sheet reduction commencing in June 2022. Russia’s invasion of Ukraine exacerbated inflationary pressures, raising energy prices and food items such as wheat globally. At its meeting in March 2020, the Fed raised the target range of the fed funds rate by 25 basis points (bps). As inflation persisted and the conflict in Ukraine continued, concerns over the Fed’s ability to engineer a soft landing heightened as unease about stagflation increased. As noted in the shareholder letter, the Fed raised the target range by 50 bps at its May meeting (the first 50 bps rate hike since May 2000). The Fed also announced that it will begin the reduction of its balance sheet by June 1st.

Yields increased substantially across the curve during the fiscal period as inflation expectations rose and monetary policy became less accommodative combined with market pricing moving in advance of the Fed. The yield curve flattened considerably while the Fed tightened and concerns increased that tighter policy would ultimately slow growth. Five-year yields rose by 202 basis points over the 12-month period, while the 10- and 30-year yields increased by 123 and 76 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds. Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period as a result of rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed Treasurys as well on technical headwinds with the Fed, which had been the largest purchaser of Agency MBS, preparing to end purchases and announcing balance sheet reduction. Non-agency MBS remained supported by a robust housing market in spite of higher mortgage rates rising by nearly 200 basis points. Asset-backed securities (ABS) lagged as well, but fundamentals remained strong in consumer-based sub-sectors as the labor market remained tight and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expectations.

The Fund’s duration posture was extended at the start of 2022 and was a contributor to underperformance for the period as markets increasingly priced in rate hikes as it became clear that inflation was not transitory and that the Fed would potentially hike rates in 50 bps increments. An overweight to corporate credit detracted as spreads widened, while this was partially offset by positive security selection. Positioning within ABS detracted, but floating-rate structures such as AAA collateralized loan obligations (CLO) benefitted from the rise in rates. Selection within CMBS added to performance. Positioning within agency MBS

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Core Fixed Income Fund (Concluded)

was positive for the year as the Fund shifted from underweight to overweight while security selection within the sector benefitted as managers invested in specified pools relative to TBA.

MetLife, Allspring, and MetWest performed in line with the benchmark during the fiscal year while Jennison and Western underperformed. MetLife was the best-performing manager and benefited from security selection within agency MBS, CMBS as well as a slightly short duration posture. Its overweight credit position detracted and security selection within industrials and financials detracted from returns. Metwest benefitted from a slightly shorter duration posture and then shifted to a modestly long duration posture near the end of the period as rate hikes increasingly became priced in to yields. Selection within industrials and an overweight to financials detracted. Allspring benefitted from selection within ABS and financials while an overweight to the sector detracted. Selection within agency MBS also detracted. Jennison’s conservative selection within corporate subsectors and securitized ABS and CMBS benefitted while curve positioning detracted as Jennison was overweight five- and seven-year yields. Western’s underperformance was driven in large part by a long duration posture as yields rose across the curve and an overweight to corporate credit. Selection within agency MBS added.

The Fund utilized U.S. Treasury futures and interest-rate swaps to assist in managing the duration and yield positioning of the Fund. Currency forward contracts were used to manage currency exposures within the Fund. The Treasury futures and interest-rate swap positions had limited impact on performance since they were primarily used for risk management purposes. Selection within currency forward positions were a modest positive for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A	-8.52%	0.60%	1.71%	2.43%	5.12%
Bloomberg U.S. Aggregate Bond Index	-8.22%	0.00%	1.18%	1.71%	4.62%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Bloomberg U.S. Aggregate Bond Index

[1]

For the year ended May 31, 2022. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Ares Capital Management II, LLC (Ares), Benefit Street Partners, LLC (Benefit), Brigade Capital Management, LP (Brigade), JP Morgan Investment Management, Inc. (JP Morgan) and T. Rowe Price Associates, Inc. (T. Rowe). SIMC also directly manages a portion of the Fund. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ended May 31, 2022, the Fund’s Class A shares returned -3.09%. The Fund’s benchmark, the ICE BofA US High Yield Constrained Index—which tracks the performance of below-investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market—returned -5.00%.

IV. Fund Attribution

The Fund outperformed its benchmark during the fiscal year.

The Fund’s longstanding overweight to structured credit, managed by SIMC, materially outperformed the broader high yield market over the 12-month period ending May 31, 2022. Collateralized loan obligations (CLO) benefitted from a strong fundamental environment for their underlying loans as evidenced by a trailing 12-month default rate that was near a historical low. Loan default rates reached a 10-year high of over 4% at the end of 2020, but have been on a downward trajectory ever since. Other metrics of financial health, such as debt/ebitda, interest coverage, and cash/debt were also at very healthy levels. The Fund’s structured credit exposure is heavily concentrated in CLO equity, which benefits most from these favorable conditions, though our positive fundamental economic outlook has moderated a bit recently given persistently high inflation and geopolitical conflict, as noted in the shareholder letter. We still believe that loans and CLOs, with their floating rate coupons, are among the most compelling asset classes in the fixed income universe, particularly as the Federal Reserve has begun to hike interest rates.

The Fund’s selection within basic industry also benefited performance. The chemicals subsector was a primary driver as companies exhibit some combination of relatively defensive positioning, low leverage, strong free cash flow to debt profiles, and/or cyclical recovery stories underpinned by dislocated valuations. The Fund’s selection within energy—the largest sector within the high yield market—was also a contributor. The sector outperformed the broader market by more than 600 basis points. In regards to relative performance, the exploration & production subsector was the main contributor. Detractors were selection within healthcare, an overweight and selection within media, and selection within services.

Ares, Brigade, and JP Morgan outperformed during the period. Ares benefited from an underweight and selection within healthcare and selection within capital goods. Brigade was the top performer due to selection within basic industry and energy. JP Morgan’s outperformance was generated by selection within basic industry and leisure. Benefit Street and T. Rowe underperformed during the period. Benefit Street lagged due to an overweight and selection within media and selection within leisure. T. Rowe underperformed due to an overweight and selection within consumer goods and selection within telecommunications.

The Fund used derivatives throughout the one-year period ending May 31, 2022, as a way to manage duration (a measure of a security’s price sensitivity to changes in interest rates), yield-curve positioning, and spread duration in an efficient manner. Credit-related derivatives were used for this purpose and they had a modestly positive impact on overall Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class A	-3.09%	4.66%	4.57%	6.04%	7.00%
ICE BofA U.S. High Yield Constrained Index	-5.00%	3.13%	3.41%	5.35%	6.53%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

High Yield Bond Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the ICE BofA U.S. High Yield Constrained Index

[1]

For the year ended May 31, 2022. Past performance is no indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Long Duration Fund

I. Objective

The Long Duration Fund (the “Fund”) seeks return characteristics similar to those of high- quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Income Research & Management (Income Research), Jennison Associates LLC (Jennison), Legal & General Investment Management America Inc. (Legal & General) and Metropolitan West Asset Management LLC (MetWest). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ended May 31, 2022, the Fund’s Class A shares returned -14.66%. The Fund’s primary benchmark, the Bloomberg U.S. Long Government/Credit Index—which measures the performance of medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years—returned -14.77%.

IV. Fund Attribution

During the first half of the fiscal period risk assets were supported by accommodative monetary policy and the reopening of the U.S. economy. At the onset of the pandemic in March of 2020, the Federal Reserve (Fed) slashed the target range on the fed funds rate and kept the range near zero through 2021, supporting non-Treasury sectors. Risk assets were further supported by the re-opening of the U.S. economy as vaccination rates increased, which led to an increase in demand and consumer spending given the elevated household savings accumulated during the pandemic. While the economy reopened, global supply chain constraints persisted along with increasing demand, and record stimulus combined to spur the highest inflationary pressures since the 1970s. Initially viewed as transitory, inflation proved to be persistent and broad based. As a result, the Fed began by tapering asset purchases during the fourth quarter of 2021 and ultimately concluded its asset purchase program in March 2022, then announced the beginning of balance sheet reduction commencing in June 2022. Russia’s invasion of Ukraine exacerbated inflationary pressures, raising energy prices and food items such as wheat globally. At its meeting in March 2020, the Fed raised the target range of the fed funds rate by 25 basis points (bps). As inflation persisted and the conflict in Ukraine continued, concerns over the Fed’s ability to engineer a soft landing heightened as unease about stagflation increased. As noted in the shareholder letter, the Fed raised the target range by 50 bps at its May meeting (the first 50 bps rate hike since May 2000). The Fed also announced that it will begin the reduction of its balance sheet by June 1st.

Yields increased substantially across the curve during the fiscal period as inflation expectations rose and monetary policy became less accommodative combined with market pricing moving in advance of the Fed. The yield curve flattened considerably while the Fed tightened and concerns increased that tighter policy would ultimately slow growth. Five-year yields rose by 202 basis points over the 12-month period, while the 10- and 30-year yields increased by 123 and 76 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds. Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period as a result of rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed Treasurys as well on technical headwinds with the Fed, which had been the largest purchaser of Agency MBS, preparing to end purchases and announcing balance sheet reduction. Non-agency MBS remained supported by a robust housing market in spite of higher mortgage rates rising by nearly 200 basis points. Asset-backed securities (ABS) lagged as well, but fundamentals remained strong in consumer-based sub-sectors as the labor market remained tight and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expectations.

The Fund outperformed its benchmark during the reporting period, benefitting from positioning within corporates (an underweight to industrials relative to the 70/30 blended benchmark). A general underweight to Treasurys and an overweight to corporates detracted. A slight underweight to taxable municipals aided performance as the sector underperformed. Overweights to utilities and financials detracted.

Over the reporting period, each of the Fund’s managers outperformed the Fund’s primary benchmark except for Jennison. MetWest was the top-performing manager

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Long Duration Fund (Concluded)

and was supported by its underweight to industrials as well as selection within utilities. An underweight to U.S. Treasurys detracted. Income Research’s underweight to non-corporates added while an underweight to Treasurys detracted. Legal & General’s selection within utilities and overweight to Treasurys detracted. Jennison underperformed for the period in large part due to its underweight to Treasurys and overweight to corporate subsectors.

The Fund used derivatives on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had no material impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	-14.66%	0.76%	2.62%	3.64%	4.93%
Bloomberg Long U.S. Government/Credit Index	-14.77%	-0.43%	1.79%	2.90%	5.46%
70/30 Blended Benchmark of Bloomberg Long U.S. Credit Index & Bloomberg Long U.S. Government Index	-14.78%	-0.30%	1.86%	3.12%	5.50%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Bloomberg Long U.S. Government/Credit Index, the 70/30 Blended Benchmark of the Bloomberg Long U.S. Credit & Bloomberg Long U.S. Government Index

1

For the year ended May 31, 2022. Past performance is no indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 70/30 Blended Benchmark, which consists of the Bloomberg U.S. Long Credit Index and the Bloomberg U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Long Duration Credit Fund

I. Objective

The Long Duration Credit Fund (the “Fund”) seeks return characteristics similar to those of high-quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Income Research & Management (Income Research), Jennison Associates LLC (Jennison), Legal & General Investment Management America Inc. (Legal & General), MetLife Investment Management, LLC, (MetLife), and Metropolitan West Asset Management LLC (MetWest). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ended May 31, 2022, the Fund’s Class A shares returned -14.73%. The Fund’s benchmark, the Bloomberg Long A+ U.S. Credit Index—which measures the performance of long-term corporate bonds with a credit rating of A or better—returned -15.04%.

IV. Fund Attribution

During the first half of the fiscal period risk assets were supported by accommodative monetary policy and the reopening of the U.S. economy. At the onset of the pandemic in March of 2020, the Federal Reserve (Fed) slashed the target range on the fed funds rate and kept the range near zero through 2021, supporting non-Treasury sectors. Risk assets were further supported by the re-opening of the U.S. economy as vaccination rates increased, which led to an increase in demand and consumer spending given the elevated household savings accumulated during the pandemic. While the economy reopened, global supply chain constraints persisted along with increasing demand, and record stimulus combined to spur the highest inflationary pressures since the 1970s. Initially viewed as transitory, inflation proved to be persistent and broad based. As a result, the Fed began by tapering asset purchases during the fourth quarter of 2021 and ultimately concluded its asset purchase program in March 2022, then announced the beginning of balance sheet reduction commencing in June 2022. Russia’s invasion of Ukraine exacerbated inflationary pressures, raising energy prices and food items such as wheat globally. At its meeting in March 2020, the Fed raised the target range of the fed funds rate by 25 basis points (bps). As inflation persisted and the conflict in Ukraine continued, concerns over the Fed’s ability to engineer a soft landing heightened as unease about stagflation increased. As noted in the shareholder letter, the Fed raised the target range by 50 bps at its May meeting (the first 50 bps rate hike since May 2000). The Fed also announced that it will begin the reduction of its balance sheet by June 1st.

Yields increased substantially across the curve during the fiscal period as inflation expectations rose and monetary policy became less accommodative combined with market pricing moving in advance of the Fed. The yield curve flattened considerably while the Fed tightened and concerns increased that tighter policy would ultimately slow growth. Five-year yields rose by 202 basis points over the 12-month period, while the 10- and 30-year yields increased by 123 and 76 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds. Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period as a result of rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed Treasurys as well on technical headwinds with the Fed, which had been the largest purchaser of Agency MBS, preparing to end purchases and announcing balance sheet reduction. Non-agency MBS remained supported by a robust housing market in spite of higher mortgage rates rising by nearly 200 basis points. Asset-backed securities (ABS) lagged as well, but fundamentals remained strong in consumer-based sub-sectors as the labor market remained tight and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expectations.

The Fund outperformed its benchmark during the reporting period. An allocation to U.S. Treasurys contributed to outperformance as corporate spreads widened. An allocation to BBBs detracted with higher quality outperforming lower quality. Selection within corporates detracted from performance for the period, particularly within banking, communications, and technology. An underweight to taxable municipal bonds (munis) as well as selection within the sector boosted outperformance.

Over the full reporting period, all of the Fund’s managers outperformed the Fund’s benchmark. MetLife was the top-performing manager and benefited from an

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Long Duration Credit Fund (Concluded)

allocation to U.S. Treasurys while an allocation to BBB rated securities detracted. An underweight and selection within taxable munis added as well. MetWest’s allocation to Treasurys aided outperformance as did a slight underweight to utilities, while an allocation to BBBs and underweight within industrials detracted. Legal & General benefited from selection within taxable munis and an allocation to Treasurys while selection within industrials detracted. Jennison benefited from a defensive credit positioning and selection within utilities as spreads widened. An underweight to industrials detracted. Income Research’s allocation to Treasurys added while selection within industrials detracted.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a no material impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Long Duration Credit Fund, Class A	-14.73%	0.51%	2.28%	3.94%
Bloomberg Long A+ U.S. Credit Index	-15.04%	-0.28%	1.77%	3.33%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Credit Fund, Class A, versus the Bloomberg Long A+ U.S. Credit Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: MetLife Investment Management, LLC, (MetLife), and Wellington Management Company, LLP (Wellington). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ended May 31, 2022, the Fund’s Class A shares returned -1.22%. The Fund’s primary benchmark, the Bloomberg Short US Treasury 9-12 Month Index—which tracks the performance of U.S. Treasury securities that have a remaining maturity between 9 and 12 months—returned -0.63%.

IV. Fund Attribution

During the first half of the fiscal period risk assets were supported by accommodative monetary policy and the reopening of the U.S. economy. At the onset of the pandemic in March of 2020, the Federal Reserve (Fed) slashed the target range on the fed funds rate and kept the range near zero through 2021, supporting non-Treasury sectors. Risk assets were further supported by the re-opening of the U.S. economy as vaccination rates increased, which led to an increase in demand and consumer spending given the elevated household savings accumulated during the pandemic. While the economy reopened, global supply chain constraints persisted along with increasing demand, and record stimulus combined to spur the highest inflationary pressures since the 1970s. Initially viewed as transitory, inflation proved to be persistent and broad based. As a result, the Fed began by tapering asset purchases during the fourth quarter of 2021 and ultimately concluded its asset purchase program in March 2022, then announced the beginning of balance sheet reduction commencing in June 2022. Russia’s invasion of Ukraine exacerbated inflationary pressures, raising energy prices and food items such as wheat globally. At its meeting in March 2020, the Fed raised the target range of the fed funds rate by 25 basis points (bps). As inflation persisted and the conflict in Ukraine continued, concerns over the Fed’s ability to engineer a soft landing heightened as unease about stagflation increased. As noted in the shareholder letter, the Fed raised the target range by 50 bps at its May meeting (the first 50 bps rate hike since May 2000). The Fed also announced that it will begin the reduction of its balance sheet by June 1st.

Yields increased substantially across the curve during the fiscal period as inflation expectations rose and monetary policy became less accommodative combined with market pricing moving in advance of the Fed. The yield curve flattened considerably while the Fed tightened and concerns increased that tighter policy would ultimately slow growth. Five-year yields rose by 202 basis points over the 12-month period, while the 10- and 30-year yields increased by 123 and 76 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds. Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period as a result of rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed Treasurys as well on technical headwinds with the Fed, which had been the largest purchaser of Agency MBS, preparing to end purchases and announcing balance sheet reduction. Non-agency MBS remained supported by a robust housing market in spite of higher mortgage rates rising by nearly 200 basis points. Asset-backed securities (ABS) lagged as well, but fundamentals remained strong in consumer-based sub-sectors as the labor market remained tight and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expectations.

The Fund underperformed its all-Treasury benchmark given the Fund’s allocation to spread sectors. The Fund’s allocation to corporate credit detracted as spreads widened during the period, with inflation accelerating and the outlook for growth worsening as the Fed tightened monetary policy. Within corporates, an allocation to banks detracted while an allocation to energy contributed following a rise in oil prices. Selection within higher quality ABS added to performance as consumer based ABS fundamentals remained on solid footing given the tight labor market and health of the U.S. consumer. A short duration

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Ultra Short Duration Bond Fund (Concluded)

posture for much of the year added while an allocation to CMBS detracted.

Both sub-advisors contributed to the Fund’s relative underperformance. MetLife’s selection with ABS detracted from performance, as did allocations to corporate credit, while an overweight to AAA collateralized loan obligations was additive. A short duration posture added as well. Wellington’s allocations to non-agency MBS and corporates detracted.

The Fund used Treasury futures to manage duration, yield-curve and market exposures. None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	-1.22%	0.88%	1.49%	1.42%	1.36%
Bloomberg Short U.S. Treasury 9-12 Month Index	-0.63%	0.91%	1.27%	0.82%	0.77%

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Bloomberg Short U.S. Treasury Bills 9-12 Month Index

[1]

For the year ended May 31, 2022. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Colchester Global Investors Limited (Colchester), Marathon Asset Management, L.P. (Marathon), Neuberger Berman Investment Advisers LLC (Neuberger), Ninety One UK Ltd. (Ninety One) and Stone Harbor Investment Partners LP (Stone Harbor). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ended May 31, 2022, the Fund’s Class A shares returned -15.65%, while the J.P. Morgan EMBI Global Diversified Index (the “Index”)—which tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments) in the emerging markets—returned -15.38%.

IV. Fund Attribution

Hard and local currency markets struggled for much of the reporting period, down 15.38% and 16.36%, respectively. The majority of this was driven by yields being revised higher at both the front end, in anticipation of higher central bank policy rates, and back end, as term premia and inflation repriced the curve. Murmurs of inflation concern during 2021 would be propelled to the fore on February 24, 2022, when Russia up-scaled its invasion of Ukraine, as noted in the shareholder letter. Initially this induced a market sell-off centralized around Eastern Europe before adding to the inflation narrative that would further spread concerns more broadly. Throughout the period China remained committed to its zero-Covid policy, with a repeat of lockdowns in light of any rise in cases. The reduced activity in China added further to supply-driven inflation. China is now one of the few major economies in easing mode at its central bank, but these steps remain too mild to offset the liquidity drain elsewhere.

The Fund outperformed its blended benchmark. Top contributors at the Fund level included an overweight to Poland (where a number of rate hikes were becoming priced in), an underweight to the Thai baht (a low yield currency that remained challenged by tourism) and the Turkish lira (as the central bank follows through on unorthodox policy cuts to attack inflation), as well as an overweight to Zambia (which has begun a positive reform agenda and benefits from higher copper prices). Ukraine was a notable detractor as the Fund was overweight hard-currency securities going into the crises. Ghana and Korea were also small detractors over the period.

In February, the liquidity of Russian and Ukrainian securities was impacted as a result of the Russian invasion of Ukraine. As a result, Russian security exchanges were closed and existing equity holdings cannot be liquidated. Some bonds are trading in the secondary market, but with limited liquidity. Additional impacts to liquidity include the exclusion of Russian-related securities from major equity and fixed income indices, the restriction of foreign investors from selling assets in the country, and sanctions put in place by western countries on many securities.

Stone Harbor, Marathon and Neuberger underperformed the blended benchmark over the year. Hard-currency specialist Stone Harbor struggled as high yield spreads continued to widen. The underperformance was reduced marginally by off-benchmark exposures to corporates. Marathon slightly trailed the blended benchmark and hard currency index by keeping risk and beta close to home in choppier market conditions. It benefitted from new issue concessions but gave up performance with a slightly long duration posture. Neuberger also carried a high yield hard currency exposure expressed in a handful of African names, which struggled in the period. Colchester outperformed the blended and local index with exposure tilted to Latin America and an underweight to Eastern Europe. Exposure to Russia detracted. Ninety One added to performance as it played rising rates from the short side as well as attractive carry picked up in names such as Zambia.

Currency forwards and interest-rate swaps were the primary derivatives used within the Fund to efficiently optimize active-currency and duration exposures. Currency forwards had a material impact on the Fund during the period as 50% of the blended benchmark is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Emerging Markets Debt Fund (Concluded)

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	-15.65%	-1.77%	-0.51%	1.14%	4.34%
Fund’s Blended Benchmark	-15.85%	-2.32%	-0.58%	1.40%	4.38%
J.P. Morgan EMBI Global Diversified Index	-15.38%	-2.09%	0.06%	3.22%	5.23%
J.P. Morgan GBI-EM Global Diversified Index	-16.36%	-2.63%	-1.32%	-0.50%	3.39%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Global Diversified Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (SIMC). There were no manager changes made during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned 2.06%. The Fund’s benchmark, the Bloomberg 1-5 Year U.S. TIPS Index—which measures the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of one to five years—returned 2.15%.

IV. Fund Attribution

The Fund’s performance was within expectations as the Fund manager aims to replicate the performance of the Bloomberg 1-5 Year U.S. TIPS Index. As noted in the shareholder letter, the Federal Reserve increased the target range on the Fed funds range by 25 basis points (bps) in March and tightened an additional 50 basis points at its May meeting in response to persistent and broadening inflation. Inflationary pressures intensified in March following Russia’s invasion of Ukraine as global supply chains became further constrained and the price of oil rose substantially. On a relative basis, Treasury inflation-protected securities (TIPS) outperformed nominal Treasurys as real yields remained close to 0.00% and the five year breakeven widened more than 40 basis points for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Return Fund, Class A	2.06%	4.22%	3.18%	1.72%	3.00%
Bloomberg 1-5 Year U.S. TIPS Index	2.15%	4.32%	3.25%	1.80%	2.96%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Bloomberg 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Limited Duration Bond Fund

I. Objective

The Limited Duration Bond Fund (the “Fund”) seeks preservation of capital and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: MetLife Investment Management, LLC, (MetLife), and Metropolitan West Asset Management LLC (MetWest). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -2.81%. The Fund’s primary benchmark, the ICE BofA 1-3 year US Treasury Index—an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years—returned -2.88%.

IV. Fund Attribution

During the first half of the fiscal period risk assets were supported by accommodative monetary policy and the reopening of the U.S. economy. At the onset of the pandemic in March of 2020, the Federal Reserve (Fed) slashed the target range on the fed funds rate and kept the range near zero through 2021, supporting non-Treasury sectors. Risk assets were further supported by the re-opening of the U.S. economy as vaccination rates increased, which led to an increase in demand and consumer spending given the elevated household savings accumulated during the pandemic. While the economy reopened, global supply chain constraints persisted along with increasing demand, and record stimulus combined to spur the highest inflationary pressures since the 1970s. Initially viewed as transitory, inflation proved to be persistent and broad based. As a result, the Fed began by tapering asset purchases during the fourth quarter of 2021 and ultimately concluded its asset purchase program in March 2022, then announced the beginning of balance sheet reduction commencing in June 2022. Russia’s invasion of Ukraine exacerbated inflationary pressures, raising energy prices and food items such as wheat globally. At its meeting in March 2020, the Fed raised the target range of the fed funds rate by 25 basis points (bps). As inflation persisted and the conflict in Ukraine continued, concerns over the Fed’s ability to engineer a soft landing heightened as unease about stagflation increased. As noted in the shareholder letter, the Fed raised the target range by 50 bps at its May meeting (the first 50 bps rate hike since May 2000). The Fed also announced that it will begin the reduction of its balance sheet by June 1st.

Yields increased substantially across the curve during the fiscal period as inflation expectations rose and monetary policy became less accommodative combined with market pricing moving in advance of the Fed. The yield curve flattened considerably while the Fed tightened and concerns increased that tighter policy would ultimately slow growth. Five-year yields rose by 202 basis points over the 12-month period, while the 10- and 30-year yields increased by 123 and 76 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds. Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period as a result of rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed Treasurys as well on technical headwinds with the Fed, which had been the largest purchaser of Agency MBS, preparing to end purchases and announcing balance sheet reduction. Non-agency MBS remained supported by a robust housing market in spite of higher mortgage rates rising by nearly 200 basis points. Asset-backed securities (ABS) lagged as well, but fundamentals remained strong in consumer-based sub-sectors as the labor market remained tight and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expectations.

The Fund outperformed its all-Treasury benchmark as a short duration posture and curve positioning drove outperformance. The Fund’s underweight to one- and two-year bonds aided performance. Allocations to floating rate structures such as AAA collateralized loan obligations (CLOs) were additive during the period. Allocations to other risk assets such as corporate credit generally detracted as spreads widened with recession risks rising. An allocation to agency MBS detracted as the sector faced technical headwinds given the Fed’s tapering and eventual balance sheet reduction.

Both sub-advisors outperformed. MetWest benefited most from its curve positioning while positions within corporates and CMBS detracted. MetLife benefitted from a short

SEI Institutional Investments Trust / Annual Report / May 31, 2022

duration posture as well as an allocation to AAA CLO, while an allocation to corporates detracted.

The Fund used Treasury futures to manage duration, yield-curve and market exposures. None of these had a meaningful impact on the Fund’s performance. The Fund used to-be-announced (TBA) forward contracts to manage market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Limited Duration Bond Fund, Class A	-2.81%	1.03%	1.50%	1.39%
ICE BofA 1-3 Year U.S. Treasury Index	-2.88%	0.60%	1.04%	0.95%

Comparison of Change in the Value of a $100,000 Investment in the Limited Duration Bond Fund, Class A, versus the ICE BofA 1-3 Year U.S. Treasury Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 7/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Intermediate Duration Credit Fund

I. Objective

The Intermediate Duration Credit Fund (the "Fund") seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: Income Research & Management (Income Research), Legal & General Investment Management America Inc. (Legal & General) and MetLife Investment Management, LLC, (MetLife). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned -9.56%. The Fund’s primary benchmark, the Bloomberg A+ US Credit Index—which measures the performance of corporate bonds with a credit rating of A or better—returned -9.48%.

IV. Fund Attribution

During the first half of the fiscal period risk assets were supported by accommodative monetary policy and the reopening of the U.S. economy. At the onset of the pandemic in March of 2020, the Federal Reserve (Fed) slashed the target range on the fed funds rate and kept the range near zero through 2021, supporting non-Treasury sectors. Risk assets were further supported by the re-opening of the U.S. economy as vaccination rates increased, which led to an increase in demand and consumer spending given the elevated household savings accumulated during the pandemic. While the economy reopened, global supply chain constraints persisted along with increasing demand, and record stimulus combined to spur the highest inflationary pressures since the 1970s. Initially viewed as transitory, inflation proved to be persistent and broad based. As a result, the Fed began by tapering asset purchases during the fourth quarter of 2021 and ultimately concluded its asset purchase program in March 2022, then announced the beginning of balance sheet reduction commencing in June 2022. Russia’s invasion of Ukraine exacerbated inflationary pressures, raising energy prices and food items such as wheat globally. At its meeting in March 2020, the Fed raised the target range of the fed funds rate by 25 basis points (bps). As inflation persisted and the conflict in Ukraine continued, concerns over the Fed’s ability to engineer a soft landing heightened as unease about stagflation increased. As noted in the shareholder letter, the Fed raised the target range by 50 bps at its May meeting (the first 50 bps rate hike since May 2000). The Fed also announced that it will begin the reduction of its balance sheet by June 1st.

Yields increased substantially across the curve during the fiscal period as inflation expectations rose and monetary policy became less accommodative combined with market pricing moving in advance of the Fed. The yield curve flattened considerably while the Fed tightened and concerns increased that tighter policy would ultimately slow growth. Five-year yields rose by 202 basis points over the 12-month period, while the 10- and 30-year yields increased by 123 and 76 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds. Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period as a result of rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed Treasurys as well on technical headwinds with the Fed, which had been the largest purchaser of Agency MBS, preparing to end purchases and announcing balance sheet reduction. Non-agency MBS remained supported by a robust housing market in spite of higher mortgage rates rising by nearly 200 basis points. Asset-backed securities (ABS) lagged as well, but fundamentals remained strong in consumer-based sub-sectors as the labor market remained tight and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expectations.

The Fund performed in line with its primary benchmark and benefited from an overweight to industrials and selection within utilities. This was offset by selection within industrials and financials. An overweight to U.S. Treasurys added to performance as credit spreads widened with recessionary risks increasing. Lower quality underperformed higher quality and an allocation to BBB detracted as the ratings bucket lagged higher quality counterparts. Legal & General and Income Research outperformed while MetLife lagged the A+ or better benchmark. Legal & General benefitted from an allocation to U.S. Treasurys and an overweight to industrials while selection within the subsector detracted. Income Research’s selection within financials and allocation to Treasurys added, with selection in

SEI Institutional Investments Trust / Annual Report / May 31, 2022

industrials detracting. MetLife’s security selection and allocation to BBBs detracted while an allocation to U.S. Treasurys contributed.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a no material impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Intermediate Duration Credit Fund, Class A	-9.56%	0.89%	1.93%	2.18%
Bloomberg A+ U.S. Credit Index	-9.48%	0.36%	1.55%	1.83%

Comparison of Change in the Value of a $100,000 Investment in the Intermediate Duration Credit Fund, Class A, versus the Bloomberg A+ U.S. Credit Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 3/31/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the "Fund") seeks long-term total return.

II. Investment Approach

The Fund is managed by a sub-advisor under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to the sub-advisor are managed directly by SIMC. The Fund utilized the following sub-advisor as of May 31, 2022: SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ended May 31, 2022, the Fund’s Class A shares returned 3.00%. The Fund’s primary benchmark, the S&P 500 Index—a capitalization-weighted index consisting of roughly 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned -0.30%.

IV. Fund Attribution

A majority of the Fund’s volatility is typically driven by strategic exposure to the S&P 500 Index, which typically serves as the most significant driver of the Fund returns; however, during the one-year period ending May 31, 2022 the strategic exposure was essentially flat. The mixed performance by the S&P 500 Index—as noted in the shareholder letter—was primarily driven by meaningful positive performance in the energy sector, which was largely offset by weakness in most other sectors. The net result was a slightly negative return for the S&P 500 Index.

The largest contributor to relative performance was a long commodities position. This exposure was positively impacted by broad strength across most sectors, especially the energy sector. A number of factors caused the surge in commodity prices, including the Russian invasion of Ukraine, strong demand as economies reopened from the COVID-19 pandemic, and tight supply conditions. Two 30-year U.S. payer swaptions also contributed to relative performance. The positions benefited from higher long-end rates in the U.S. A position in a 5y5y overnight index swap (OIS), which is considered a proxy for the terminal federal funds rate, benefitted from an increase in market expectations for a more hawkish Federal Reserve. A position in 10 year CPI swaps benefitted from an increase in market expectations for inflation over the period. A position in a Bloomberg Commodity Index Gold total return swap detracted early in the measurement period after providing positive performance in the prior year. A position in a CMS cap spread detracted from performance. The CMS cap spread benefits from a steepening of the U.S. yield curve between 2- and 10-year maturities.

Other detractors from performance included an equity tilt through S&P 500 Equal Weight Index, total return swaps and MSCI EAFE Index futures. Also a Euro put option and S&P 500 Index put spread detracted from relative performance.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options, caps and total-return swaps. The use of derivatives had a material impact on performance since all active trades are implemented through their use.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class A	3.00%	18.71%	13.31%	14.52%	13.78%
S&P 500 Index	-0.30%	16.44%	13.38%	14.40%	14.05%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods

SEI Institutional Investments Trust / Annual Report / May 31, 2022

reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2022 (Unaudited)

Multi-Asset Real Return Fund

I. Objective

The Multi-Asset Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2022: AllianceBernstein L.P. (AllianceBernstein), Columbia Management Investment Advisers (Columbia), Credit Suisse Asset Management, LLC (Credit Suisse), and Franklin Advisers, Inc. (fka QS Investors, LLC) (Franklin). Columbia manages a wholly owned subsidiary of the Fund and has delegated certain of its duties to Threadneedle International Ltd. as a sub-advisor. Credit Suisse manages a wholly-owned subsidiary of the Fund. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2022, the Fund’s Class A shares returned 15.80%. The Fund’s primary benchmark, the Bloomberg 1-5 Year U.S. TIPS Index—which measures the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of one to five years—returned 2.15%.

IV. Fund Attribution

As noted in the shareholder letter, inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were higher during the fiscal year. U.S. TIPS returned 2.15% (as measured by the Bloomberg 1-5 Year U.S. TIPS Index), while commodities returned 41.85% (as measured by the Bloomberg Commodity Index).

The majority of Fund outperformance was from asset-class exposure to commodities. The Fund’s commodities managers, Columbia and Credit Suisse, benefited as geopolitical conflict and inflation drove a broad-based move higher in commodities prices during the reporting period. Franklin’s equity long/short strategy also contributed, as the strategy tended to favor inflation-sensitive sectors. At the sector level, long exposure to energy and short exposure to consumer discretionary contributed most.

AllianceBernstein, manager of the Fund’s TIPS allocation, contributed on an absolute basis but detracted relative to the Fund benchmark. TIPS were positive for the year, but the manager’s allocations to credit—primarily within investment-grade and high-yield credit—were the biggest detractors to performance. Credit markets declined during the reporting period due to lingering concerns over the impact of tighter monetary policies, as well as the possibility of a sharp economic slowdown.

The Fund used equity-index futures to hedge broad equity-market exposure, bond futures and interest-rate swaps to hedge duration, credit default swaps (CDS) to hedge credit risk, and commodity futures to obtain diversified strategic exposure to commodities. The exposure obtained via commodity futures contributed to total return. The equity-index futures and CDS also contributed to performance and provided the intended hedging exposures, as did the Fund’s allocation to bond futures and interest-rate swaps.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Real Return Fund, Class A	15.80%	8.50%	5.33%	1.80%	0.94%
Bloomberg 1-5 Year U.S. TIPS Index	2.15%	4.32%	3.25%	1.80%	1.73%
Blended 70% Bloomberg 1-5 Year U.S. TIPS Total Return Index / 20% Bloomberg Commodity Index Total Return Index / 10% S&P 500 Index	9.22%	8.79%	5.98%	3.01%	2.14%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Bloomberg 1-5 Year U.S. TIPS Index and Blended 70% Bloomberg 1-5 Year U.S. TIPS Total Return Index / 20% Bloomberg Commodity Index Total Return Index / 10% S&P 500 Index

1

For the year ended May 31, 2022. Past performance is not an indication of future performance. Class A shares were offered beginning 7/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.4%

Communication Services — 6.2%
Alphabet Inc, Cl A *	1,306	$2,971
Alphabet Inc, Cl C *	5,636	12,855
AT&T Inc	224,666	4,783
BCE Inc	65,612	3,573
Charter Communications Inc, Cl A *	241	122
Comcast Corp, Cl A	92,008	4,074
Fox Corp	44,900	1,594
Liberty Media Corp-Liberty Formula One, Cl A *	2,237	128
Live Nation Entertainment Inc *	24,945	2,371
Meta Platforms Inc, Cl A *	15,964	3,091
Netflix Inc *	2,267	448
Paramount Global, Cl B	19,500	669
T-Mobile US Inc *	8,335	1,111
Verizon Communications Inc	79,835	4,095
Walt Disney Co/The *	44,611	4,927
Warner Bros Discovery Inc *	23,911	441

		47,253
Consumer Discretionary — 9.5%
Alibaba Group Holding Ltd ADR *	10,879	1,045
Amazon.com Inc *	5,960	14,329
AutoZone Inc *	509	1,048
Best Buy Co Inc	11,600	952
Big Lots Inc	12,000	294
Booking Holdings Inc *	458	1,028
Capri Holdings Ltd *	11,078	540
Carter's Inc	19,293	1,487
Choice Hotels International Inc	559	71
Dollar General Corp	14,227	3,135
Dollar Tree Inc *	271	43
eBay Inc	23,000	1,119
Foot Locker Inc	24,800	818
Ford Motor Co	103,760	1,419

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
General Motors Co *	79,835	$3,088
Genuine Parts Co	37,249	5,093
Goodyear Tire & Rubber Co/The *	58,400	755
H&R Block Inc	3,437	121
Harley-Davidson Inc	25,500	897
Home Depot Inc/The	3,853	1,166
Hyatt Hotels Corp, Cl A *	4,160	368
KB Home	19,900	686
Kohl's Corp	13,100	528
Lear Corp	7,400	1,043
Lowe's Cos Inc	33,220	6,488
Lululemon Athletica Inc *	534	156
Macy's Inc	45,480	1,075
Marriott International Inc/MD, Cl A	3,425	588
MercadoLibre Inc *	446	351
MGM Resorts International	87,350	3,055
NIKE Inc, Cl B	31,557	3,751
Nordstrom Inc	1,351	36
PulteGroup Inc	20,100	910
PVH Corp	6,289	446
Ross Stores Inc	29,604	2,517
Starbucks Corp	25,022	1,964
Target Corp	25,875	4,189
Tesla Inc *	6,593	4,999
Ulta Beauty Inc *	1,197	506
Vail Resorts Inc	1,495	377
Whirlpool Corp	9,600	1,769
Wyndham Hotels & Resorts Inc	514	41

		74,291
Consumer Staples — 6.9%
Altria Group Inc	67,678	3,661
Archer-Daniels-Midland Co	1,392	126
Brown-Forman Corp, Cl B	1,530	101
Bunge Ltd	6,280	743
Coca-Cola Co/The	64,464	4,086
Colgate-Palmolive Co	29,294	2,309
Conagra Brands Inc	85,338	2,807
Costco Wholesale Corp	732	341
Diageo PLC ADR	12,305	2,301
Estee Lauder Cos Inc/The, Cl A	619	158
Hershey Co/The	4,473	947
J M Smucker Co/The	17,885	2,242
Kimberly-Clark Corp	16,766	2,230
Kraft Heinz Co/The	28,800	1,089
Kroger Co/The	71,761	3,801
Molson Coors Beverage Co, Cl B	24,900	1,390
Mondelez International Inc, Cl A	32,754	2,082
PepsiCo Inc	24,934	4,183
Philip Morris International Inc	66,632	7,080
Procter & Gamble Co/The	6,281	929
Sysco Corp	35,081	2,953
Tyson Foods Inc, Cl A	27,374	2,453

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Unilever PLC ADR	52,470	$2,536
US Foods Holding Corp *	5,970	198
Walgreens Boots Alliance Inc	70,555	3,092

		53,838
Energy — 4.5%
Chevron Corp	38,055	6,647
Civitas Resources Inc	497	38
ConocoPhillips	47,499	5,337
Devon Energy Corp	23,300	1,745
Diamondback Energy Inc	4,249	646
Exxon Mobil Corp	77,898	7,478
Hess Corp	11,812	1,454
HF Sinclair Corp	22,600	1,110
Marathon Oil Corp	2,231	70
Marathon Petroleum Corp	19,000	1,934
Patterson-UTI Energy Inc	6,271	120
PBF Energy Inc, Cl A *	759	25
PDC Energy Inc	1,875	148
Phillips 66	18,344	1,849
Pioneer Natural Resources Co	12,153	3,378
Southwestern Energy Co *	5,379	49
Valero Energy Corp	16,479	2,136
Viper Energy Partners LP	15,266	512

		34,676
Financials — 15.1%
Aflac Inc	21,300	1,290
Allstate Corp/The	11,800	1,613
Ally Financial Inc	37,400	1,647
American Express Co	3,467	585
American Financial Group Inc/OH	3,705	524
Ameriprise Financial Inc	7,700	2,127
Annaly Capital Management Inc ‡	79,600	526
Aon PLC, Cl A	2,279	628
Arthur J Gallagher & Co	5,939	962
Bank of America Corp	154,866	5,761
Bank of New York Mellon Corp/The	3,764	176
Berkshire Hathaway Inc, Cl B *	24,658	7,791
Capital One Financial Corp	14,429	1,845
Cboe Global Markets Inc	828	93
Charles Schwab Corp/The	77,393	5,425
Chubb Ltd	15,825	3,344
Cincinnati Financial Corp	5,505	704
Citigroup Inc	108,069	5,772
Citizens Financial Group Inc	29,200	1,208
CME Group Inc, Cl A	2,792	555
CNA Financial Corp	13,500	619
Cullen/Frost Bankers Inc	7,635	954
Discover Financial Services	9,600	1,090
East West Bancorp Inc	11,237	826
Everest Re Group Ltd	4,200	1,186
Fifth Third Bancorp	49,700	1,960

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First American Financial Corp	18,600	$1,127
First Republic Bank/CA	37,258	5,776
Goldman Sachs Group Inc/The	5,700	1,863
Hartford Financial Services Group Inc/The	25,500	1,849
Intercontinental Exchange Inc	2,184	224
Invesco Ltd	1,504	29
JPMorgan Chase & Co	33,472	4,426
KeyCorp	74,100	1,479
Lincoln National Corp	15,900	921
Markel Corp *	4,513	6,180
Marsh & McLennan Cos Inc	13,017	2,082
MetLife Inc	42,648	2,874
MGIC Investment Corp	82,300	1,146
Moody's Corp	15,236	4,595
Morgan Stanley	75,335	6,489
MSCI Inc, Cl A	782	346
Navient Corp	52,300	837
PNC Financial Services Group Inc/The	2,817	494
Prudential Financial Inc	9,600	1,020
Radian Group Inc	42,900	923
Regions Financial Corp	84,900	1,876
RLI Corp	1,001	121
S&P Global Inc	5,068	1,771
Signature Bank/New York NY	7,935	1,716
State Street Corp	50,669	3,673
Synchrony Financial	1,256	47
T Rowe Price Group Inc	1,341	170
Travelers Cos Inc/The	21,386	3,829
Truist Financial Corp	63,245	3,146
UMB Financial Corp	1,688	156
Unum Group	23,727	865
US Bancorp	103,592	5,498
Wells Fargo & Co	6,039	276

		117,035
Health Care — 15.1%
Abbott Laboratories	9,800	1,151
AbbVie Inc	28,855	4,252
Acadia Healthcare Co Inc *	10,129	721
Alkermes PLC *	1,206	36
AmerisourceBergen Corp, Cl A	19,135	2,962
Amgen Inc	19,611	5,035
AMN Healthcare Services Inc *	1,578	153
Anthem Inc	3,858	1,966
AstraZeneca PLC ADR	20,208	1,343
Biogen Inc *	2,211	442
BioMarin Pharmaceutical Inc *	2,290	172
Bio-Rad Laboratories Inc, Cl A *	2,133	1,147
Bio-Techne Corp	172	64
Boston Scientific Corp *	23,383	959
Bristol-Myers Squibb Co	48,100	3,629
Cardinal Health Inc	23,400	1,318
Catalent Inc *	2,609	269

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Centene Corp *	4,748	$387
Charles River Laboratories International Inc *	2,282	534
Cigna Corp	2,016	541
CVS Health Corp	66,526	6,436
Danaher Corp	7,295	1,925
Edwards Lifesciences Corp *	10,254	1,034
Elanco Animal Health Inc *	6,759	160
Eli Lilly & Co	10,083	3,160
Gilead Sciences Inc	31,758	2,060
HCA Healthcare Inc	6,100	1,284
Humana Inc	1,962	891
Illumina Inc *	871	209
Johnson & Johnson	81,319	14,599
Masimo Corp *	2,231	313
McKesson Corp	13,727	4,512
Medtronic PLC	49,475	4,955
Merck & Co Inc	89,202	8,209
Mettler-Toledo International Inc *	3,198	4,113
Mirati Therapeutics Inc *	4,068	159
Molina Healthcare Inc *	4,050	1,175
Natera Inc *	15,741	578
Novartis AG ADR	40,225	3,658
Organon & Co	4,167	158
Perrigo Co PLC	60,579	2,415
Pfizer Inc	176,838	9,380
Prestige Consumer Healthcare Inc *	4,749	265
Quest Diagnostics Inc	12,018	1,695
Royalty Pharma PLC, Cl A	7,741	318
Sarepta Therapeutics Inc *	2,168	158
Stryker Corp	1,147	269
Thermo Fisher Scientific Inc	5,015	2,846
UnitedHealth Group Inc	18,487	9,184
Universal Health Services Inc, Cl B	6,800	847
Vertex Pharmaceuticals Inc *	3,774	1,014
Viatris Inc, Cl W *	58,751	721
Waters Corp *	789	259
West Pharmaceutical Services Inc	504	156
Zoetis Inc, Cl A	2,618	448

		116,644
Industrials — 9.4%
3M Co	16,785	2,506
Acuity Brands Inc	5,200	910
AGCO Corp	12,100	1,550
Allison Transmission Holdings Inc, Cl A	29,100	1,164
AMETEK Inc	6,448	783
Boeing Co/The *	833	110
Carlisle Cos Inc	4,529	1,152
Caterpillar Inc	1,721	372
Cintas Corp	3,066	1,221
CSX Corp	5,319	169
Cummins Inc	9,700	2,029

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Deere & Co	1,580	$565
Delta Air Lines Inc *	20,082	837
Eaton Corp PLC	15,981	2,215
Emerson Electric Co	6,083	539
Expeditors International of Washington Inc	6,236	679
Fastenal Co	14,671	786
FedEx Corp	3,022	679
Fortive Corp	44,357	2,740
General Dynamics Corp	14,002	3,149
GXO Logistics Inc *	73,674	3,998
Honeywell International Inc	28,479	5,514
Hub Group Inc, Cl A *	2,356	172
Huntington Ingalls Industries Inc	3,900	821
Johnson Controls International plc	58,555	3,192
L3Harris Technologies Inc	3,400	819
Lockheed Martin Corp	869	382
ManpowerGroup Inc	11,900	1,066
Northrop Grumman Corp	3,035	1,420
Raytheon Technologies Corp	40,835	3,884
Siemens AG ADR	44,975	2,979
Snap-on Inc	4,900	1,087
Southwest Airlines Co *	5,893	270
Stanley Black & Decker Inc	13,517	1,604
Textron Inc	12,100	790
Trane Technologies PLC	2,363	326
TransDigm Group Inc *	11,693	7,079
Uber Technologies Inc *	16,623	386
UFP Industries Inc	6,572	507
Union Pacific Corp	7,116	1,564
United Airlines Holdings Inc *	14,900	710
United Parcel Service Inc, Cl B	30,858	5,624
United Rentals Inc *	445	133
Univar Solutions Inc *	16,357	503
WESCO International Inc *	243	31
WW Grainger Inc	6,988	3,404
XPO Logistics Inc *	6,080	325

		72,745
Information Technology — 21.2%
Accenture PLC, Cl A	6,721	2,006
Adobe Inc *	15,820	6,589
Advanced Micro Devices Inc *	38,164	3,887
Amphenol Corp, Cl A	43,705	3,097
Apple Inc	126,999	18,903
Applied Materials Inc	27,344	3,207
Arista Networks Inc *	2,147	220
Arrow Electronics Inc *	10,200	1,231
Automatic Data Processing Inc	13,898	3,098
Bill.com Holdings Inc *	2,460	291
Block Inc, Cl A *	5,133	449
Broadcom Inc	9,291	5,390
Cadence Design Systems Inc *	10,267	1,578
CDW Corp/DE	3,283	558

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cisco Systems Inc	134,141	$6,043
Crowdstrike Holdings Inc, Cl A *	8,429	1,349
Datadog Inc, Cl A *	5,903	563
Dell Technologies Inc, Cl C	16,000	799
DocuSign Inc, Cl A *	588	49
DXC Technology Co *	24,600	866
Fortinet Inc *	555	163
Gartner Inc *	1,798	472
Global Payments Inc	18,509	2,425
Hewlett Packard Enterprise Co	90,800	1,416
HP Inc	66,400	2,579
Intel Corp	156,360	6,945
International Business Machines Corp	15,789	2,192
Intuit Inc	20,216	8,379
Keysight Technologies Inc *	8,164	1,189
Lattice Semiconductor Corp *	5,338	278
Manhattan Associates Inc *	1,626	197
Marqeta, Cl A *	45,454	476
Marvell Technology Inc	3,848	228
Mastercard Inc, Cl A	1,534	549
Microchip Technology Inc	134,891	9,800
Micron Technology Inc	16,746	1,237
Microsoft Corp	93,832	25,510
NCR Corp *	7,500	260
NetApp Inc	7,640	550
NVIDIA Corp	15,283	2,854
Oracle Corp	31,770	2,285
Paychex Inc	5,078	629
PayPal Holdings Inc *	10,572	901
QUALCOMM Inc	5,655	810
RingCentral Inc, Cl A *	8,758	553
Roper Technologies Inc	6,659	2,946
salesforce.com *	20,779	3,330
SAP SE ADR	22,302	2,226
Seagate Technology Holdings PLC	18,500	1,566
Snowflake Inc, Cl A *	5,777	737
SolarEdge Technologies Inc *	4,142	1,130
Synopsys Inc *	5,018	1,602
Unity Software Inc *	3,216	128
Visa Inc, Cl A	41,637	8,834
Vishay Intertechnology Inc	46,100	942
VMware Inc, Cl A *	5,199	666
Vontier Corp	113,551	3,045
Western Union Co/The	49,400	896
WEX Inc *	4,719	804
Workday Inc, Cl A *	3,891	608
Xerox Holdings Corp	46,300	871

		163,381
Materials — 4.6%
Air Products and Chemicals Inc	24,962	6,145
Berry Global Group Inc *	16,000	933
Celanese Corp, Cl A	2,761	432

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CF Industries Holdings Inc	5,459	$539
Chemours Co/The	23,500	1,013
Cleveland-Cliffs Inc *	10,299	239
Corteva Inc	7,503	470
Dow Inc	56,794	3,861
Ecolab Inc	10,109	1,657
FMC Corp	304	37
Freeport-McMoRan Inc, Cl B	3,733	146
Huntsman Corp	37,400	1,356
Ingevity Corp *	10,801	752
International Paper Co	23,200	1,124
Linde PLC	10,630	3,451
Louisiana-Pacific Corp	2,201	152
LyondellBasell Industries NV, Cl A	17,072	1,950
Mosaic Co/The	5,440	341
O-I Glass Inc, Cl I *	39,200	645
Packaging Corp of America	7,657	1,204
Reliance Steel & Aluminum Co	12,344	2,400
RPM International Inc	33,018	2,909
Steel Dynamics Inc	14,500	1,238
Sylvamo Corp	2,109	107
Westlake Corp	4,093	541
Westrock Co	50,548	2,451

		36,093
Real Estate — 3.2%
American Tower Corp, Cl A ‡	21,622	5,538
Boston Properties Inc ‡	19,215	2,136
Brixmor Property Group Inc ‡	47,400	1,156
Crown Castle International Corp ‡	17,790	3,374
Gaming and Leisure Properties Inc ‡	33,145	1,552
Healthpeak Properties Inc ‡	95,035	2,821
Host Hotels & Resorts Inc ‡	37,472	749
Lamar Advertising Co, Cl A ‡	6,633	650
Outfront Media Inc ‡	11,239	232
Park Hotels & Resorts Inc ‡	3,633	65
PotlatchDeltic Corp ‡	6,009	315
Public Storage ‡	3,572	1,181
Service Properties Trust ‡	37,100	235
Simon Property Group Inc ‡	7,700	883
VICI Properties Inc ‡	91,140	2,812
Weyerhaeuser Co ‡	30,724	1,214

		24,913
Utilities — 1.7%
CenterPoint Energy Inc	9,024	289
Constellation Energy Corp	12,372	768
DTE Energy Co	6,047	802
Duke Energy Corp	32,375	3,643
National Fuel Gas Co	10,020	737
NextEra Energy Inc	46,415	3,513
NiSource Inc	3,904	123
NRG Energy Inc	34,300	1,579

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UGI Corp	14,800	$633
Vistra Corp	42,000	1,108

		13,195
Total Common Stock
(Cost $530,115) ($ Thousands)		754,064

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	23,692,402	$23,692

Total Cash Equivalent
(Cost $23,692) ($ Thousands)		23,692

Total Investments in Securities — 100.5%
(Cost $553,807) ($ Thousands)		$777,756

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	61	Jun-2022	$12,382	$12,600	$218
S&P Mid Cap 400 Index E-MINI	4	Jun-2022	979	1,005	26
			$13,361	$13,605	$244

Percentages are based on Net Assets of $773,846 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).

ADR — American Depositary Receipt
Cl — Class
L.P. — Limited Partnership
Ltd. — Limited
PLC — Public Limited Company
S&P— Standard & Poor's

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	754,064	–	–	754,064
Cash Equivalent	23,692	–	–	23,692
Total Investments in Securities	777,756	–	–	777,756

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	244	–	–	244
Total Other Financial Instruments	244	–	–	244

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 05/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$625	$69,436	$(70,059)	$—	$(2)	$—	—	$17	$—
SEI Daily Income Trust, Government Fund, Cl F	22,716	355,569	(354,593)	—	—	23,692	23,692,402	13	—
Totals	$23,341	$425,005	$(424,652)	$-	$(2)	$23,692		$30	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Disciplined Equity Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 90.6%

Communication Services — 4.7%
Alphabet Inc, Cl A *	4,243	$9,654
Alphabet Inc, Cl C *	3,952	9,014
AT&T Inc	146,060	3,110
Charter Communications Inc, Cl A *	452	229
Comcast Corp, Cl A	112,244	4,970
Frontier Communications Parent Inc *	1,071	28
Liberty Global PLC *	67,732	1,721
Live Nation Entertainment Inc *	35,571	3,381
Meta Platforms Inc, Cl A *	68,577	13,279
Netflix Inc *	7,516	1,484
Playtika Holding Corp *	5,900	87
Roku Inc, Cl A *	4,020	381
T-Mobile US Inc *	18,832	2,510
Verizon Communications Inc	223,679	11,473
Walt Disney Co/The *	39,477	4,360

		65,681
Consumer Discretionary — 6.6%
Advance Auto Parts Inc	24,865	4,721
Amazon.com Inc *	5,197	12,495
AutoNation Inc *	2,397	287
AutoZone Inc *	3,300	6,797
Booking Holdings Inc *	547	1,227
BorgWarner Inc	71,025	2,864
Chewy Inc, Cl A *	36,187	897
Choice Hotels International Inc	2,095	268
Dollar General Corp	42,217	9,302
Ford Motor Co	36,075	494
General Motors Co *	55,793	2,158
Genuine Parts Co	26,134	3,573
H&R Block Inc	7,363	259
Home Depot Inc/The	26,008	7,874
Hyatt Hotels Corp, Cl A *	2,567	227

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lowe's Cos Inc	31,532	$6,158
Macy's Inc	11,041	261
Marriott International Inc/MD, Cl A	11,161	1,915
NIKE Inc, Cl B	35,430	4,211
Pool Corp	7,268	2,897
PVH Corp	5,588	396
Ralph Lauren Corp, Cl A	26,220	2,651
Ross Stores Inc	53,296	4,531
Starbucks Corp	23,259	1,826
Target Corp	9,001	1,457
Tesla Inc *	9,310	7,059
Toll Brothers Inc	71,247	3,596
Ulta Beauty Inc *	2,745	1,161

		91,562
Consumer Staples — 6.3%
Altria Group Inc	17,173	929
Archer-Daniels-Midland Co	6,407	582
Bunge Ltd	18,449	2,183
Coca-Cola Co/The	189,048	11,982
Coca-Cola Europacific Partners PLC	59,301	3,151
Colgate-Palmolive Co	68,014	5,360
Conagra Brands Inc	101,608	3,342
Constellation Brands Inc, Cl A	15,298	3,755
Costco Wholesale Corp	21,914	10,217
Estee Lauder Cos Inc/The, Cl A	3,274	834
Hershey Co/The	4,952	1,048
J M Smucker Co/The	21,022	2,635
Kraft Heinz Co/The	85,753	3,244
Kroger Co/The	55,057	2,916
Mondelez International Inc, Cl A	50,942	3,238
PepsiCo Inc	37,304	6,258
Philip Morris International Inc	55,076	5,852
Procter & Gamble Co/The	69,674	10,303
Sysco Corp	81,358	6,849
Tyson Foods Inc, Cl A	12,912	1,157
Walmart Inc	21,269	2,736

		88,571
Energy — 3.3%
Chevron Corp	29,161	5,093
ConocoPhillips	50,653	5,691
Diamondback Energy Inc	23,432	3,562
EOG Resources Inc	3,846	527
EQT Corp	74,230	3,542
Exxon Mobil Corp	67,807	6,510
Hess Corp	31,244	3,845
Marathon Oil Corp	10,267	323
Matador Resources Co	15,433	940
Murphy Oil Corp	24,545	1,041
PDC Energy Inc	4,120	326
Phillips 66	31,974	3,223
Pioneer Natural Resources Co	29,586	8,223

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Schlumberger NV	12,350	$568
Valero Energy Corp	15,896	2,060

		45,474
Financials — 11.8%
Affiliated Managers Group Inc	6,989	934
Allstate Corp/The	29,726	4,063
American Express Co	10,163	1,716
American Financial Group Inc/OH	8,691	1,228
American International Group Inc	39,558	2,321
Ameriprise Financial Inc	13,498	3,729
Aon PLC, Cl A	8,609	2,373
Arthur J Gallagher & Co	14,548	2,356
Bank of America Corp	234,917	8,739
Berkshire Hathaway Inc, Cl B *	35,556	11,235
BlackRock Inc, Cl A	5,053	3,381
Capital One Financial Corp	56,013	7,162
Charles Schwab Corp/The	12,925	906
Cincinnati Financial Corp	6,312	807
Citigroup Inc	139,215	7,436
CME Group Inc, Cl A	12,830	2,551
Cullen/Frost Bankers Inc	3,077	385
Discover Financial Services	33,157	3,763
East West Bancorp Inc	22,044	1,621
FactSet Research Systems Inc	7,642	2,918
First Republic Bank/CA	8,900	1,380
Hartford Financial Services Group Inc/The	46,421	3,366
Intercontinental Exchange Inc	15,423	1,579
Jefferies Financial Group Inc	81,558	2,693
JPMorgan Chase & Co	140,485	18,576
Lincoln National Corp	48,700	2,821
Marsh & McLennan Cos Inc	31,400	5,023
MetLife Inc	40,893	2,756
Moody's Corp	1,752	528
OneMain Holdings Inc, Cl A	54,900	2,419
PNC Financial Services Group Inc/The	9,318	1,634
Popular Inc	30,333	2,479
Progressive Corp/The	23,146	2,763
S&P Global Inc	14,259	4,983
State Street Corp	104,675	7,588
Synchrony Financial	206,031	7,631
Travelers Cos Inc/The	30,894	5,531
Unum Group	85,388	3,112
US Bancorp	98,665	5,236
Wells Fargo & Co	107,404	4,916
Willis Towers Watson PLC	35,395	7,471

		164,109
Health Care — 14.8%
Abbott Laboratories	40,184	4,720
AbbVie Inc	19,778	2,915
ABIOMED Inc *	7,200	1,899
Agilent Technologies Inc	67,833	8,653

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Align Technology Inc *	440	$122
AmerisourceBergen Corp, Cl A	39,144	6,059
Amgen Inc	22,030	5,656
Anthem Inc	11,630	5,927
Baxter International Inc	111,494	8,479
Biogen Inc *	2,860	572
BioMarin Pharmaceutical Inc *	12,899	969
Bio-Rad Laboratories Inc, Cl A *	6,860	3,689
Boston Scientific Corp *	71,775	2,943
Centene Corp *	60,360	4,916
Charles River Laboratories International Inc *	1,881	440
Chemed Corp	7,061	3,420
Cigna Corp	9,472	2,541
CVS Health Corp	112,655	10,899
Dexcom Inc *	1,178	351
Eli Lilly & Co	13,507	4,234
Gilead Sciences Inc	24,686	1,601
HCA Healthcare Inc	9,974	2,098
Humana Inc	26,355	11,971
Illumina Inc *	279	67
Johnson & Johnson	99,776	17,913
Masimo Corp *	14,283	2,006
Medtronic PLC	76,307	7,642
Merck & Co Inc	27,490	2,530
Mettler-Toledo International Inc *	3,932	5,057
Molina Healthcare Inc *	11,955	3,470
Neurocrine Biosciences Inc *	16,568	1,549
Novavax Inc *	3,748	207
Perrigo Co PLC	79,383	3,164
Pfizer Inc	122,034	6,473
Royalty Pharma PLC, Cl A	1,860	76
Seagen Inc *	5,578	757
STERIS PLC	9,345	2,133
Stryker Corp	4,073	955
Tandem Diabetes Care Inc *	2,200	150
Teleflex Inc	25,681	7,389
Thermo Fisher Scientific Inc	7,119	4,041
United Therapeutics Corp *	6,647	1,531
UnitedHealth Group Inc	55,546	27,594
Viatris Inc, Cl W *	98,030	1,203
Waters Corp *	2,419	793
Zimmer Biomet Holdings Inc	67,638	8,131
Zoetis Inc, Cl A	26,736	4,570

		204,475
Industrials — 9.1%
3M Co	12,830	1,915
AMERCO *	3,577	1,753
Boeing Co/The *	204	27
Carlisle Cos Inc	12,160	3,094
Caterpillar Inc	15,360	3,315
Cintas Corp	9,551	3,804

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CSX Corp	20,662	$657
Deere & Co	5,114	1,830
Delta Air Lines Inc *	25,849	1,078
Dover Corp	38,492	5,155
Emerson Electric Co	77,005	6,827
Expeditors International of Washington Inc	18,717	2,037
Fastenal Co	43,171	2,312
FedEx Corp	2,814	632
Fortive Corp	86,687	5,355
General Dynamics Corp	3,794	853
General Electric Co	109,041	8,537
Honeywell International Inc	52,299	10,126
IDEX Corp	30,657	5,872
Lockheed Martin Corp	14,301	6,294
ManpowerGroup Inc	20,300	1,819
Otis Worldwide Corp	46,240	3,440
Owens Corning	1,694	162
Parker-Hannifin Corp	21,597	5,878
Rockwell Automation Inc	11,335	2,417
Southwest Airlines Co *	44,967	2,062
Stanley Black & Decker Inc	72,209	8,571
Trane Technologies PLC	5,964	823
UFP Industries Inc	11,107	858
Union Pacific Corp	37,639	8,272
United Parcel Service Inc, Cl B	22,200	4,046
United Rentals Inc *	10,090	3,009
Univar Solutions Inc *	41,771	1,283
Vertiv Holdings Co, Cl A	88,534	973
Waste Connections Inc	35,165	4,485
WW Grainger Inc	13,353	6,504

		126,075
Information Technology — 21.9%
Accenture PLC, Cl A	29,265	8,735
Advanced Micro Devices Inc *	63,164	6,434
Akamai Technologies Inc *	2,015	204
Apple Inc	422,634	62,905
Applied Materials Inc	49,414	5,796
Arista Networks Inc *	5,649	578
Autodesk Inc *	13,300	2,763
Automatic Data Processing Inc	50,112	11,172
Broadcom Inc	18,642	10,815
Cadence Design Systems Inc *	29,799	4,581
CDW Corp/DE	32,122	5,456
Cisco Systems Inc	173,079	7,797
Cognizant Technology Solutions Corp, Cl A	465	35
DocuSign Inc, Cl A *	16,826	1,412
EPAM Systems Inc *	3,184	1,078
Fortinet Inc *	3,056	899
Gartner Inc *	11,346	2,977
Global Payments Inc	95,835	12,558
Intel Corp	108,730	4,830
International Business Machines Corp	2,222	309

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Intuit Inc	15,067	$6,245
Keysight Technologies Inc *	22,431	3,266
KLA Corp	17,804	6,496
Lam Research Corp	1,127	586
Mastercard Inc, Cl A	11,571	4,141
Microchip Technology Inc	73,055	5,307
Micron Technology Inc	22,852	1,687
Microsoft Corp	205,919	55,983
Monolithic Power Systems Inc	5,300	2,387
Motorola Solutions Inc	50,417	11,079
NetApp Inc	28,984	2,085
NVIDIA Corp	72,355	13,510
NXP Semiconductors NV	36,627	6,950
Oracle Corp	24,396	1,755
Paychex Inc	6,068	751
PayPal Holdings Inc *	12,848	1,095
QUALCOMM Inc	13,092	1,875
RingCentral Inc, Cl A *	12,930	816
salesforce.com inc *	10,022	1,606
ServiceNow Inc *	6,830	3,193
Synopsys Inc *	14,962	4,776
Visa Inc, Cl A	58,699	12,454
WEX Inc *	10,439	1,777
Workday Inc, Cl A *	22,955	3,588

		304,742
Materials — 5.5%
Air Products and Chemicals Inc	11,629	2,863
Avery Dennison Corp	41,039	7,082
Celanese Corp, Cl A	5,722	896
CF Industries Holdings Inc	16,527	1,632
Cleveland-Cliffs Inc *	15,029	348
Corteva Inc	27,129	1,699
Dow Inc	60,413	4,107
DuPont de Nemours Inc	39,400	2,673
Eastman Chemical Co	61,228	6,745
Ecolab Inc	38,369	6,289
FMC Corp	6,954	852
International Flavors & Fragrances Inc	35,519	4,695
International Paper Co	13,228	641
Louisiana-Pacific Corp	6,700	463
LyondellBasell Industries NV, Cl A	10,221	1,168
Mosaic Co/The	20,768	1,301
Nucor Corp	946	125
Packaging Corp of America	21,877	3,441
PPG Industries Inc	86,975	11,001
Reliance Steel & Aluminum Co	24,370	4,737
Sealed Air Corp	4,200	261
Sherwin-Williams Co/The	17,146	4,596
Steel Dynamics Inc	4,980	425
Vulcan Materials Co	36,162	5,962
Westlake Corp	6,767	894

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Westrock Co	36,873	$1,788

		76,684
Real Estate — 4.0%
American Homes 4 Rent, Cl A ‡	131,744	4,869
American Tower Corp, Cl A ‡	17,834	4,568
Brixmor Property Group Inc ‡	111,283	2,713
Camden Property Trust ‡	21,069	3,023
Crown Castle International Corp ‡	55,883	10,598
Equinix Inc ‡	3,184	2,188
Extra Space Storage Inc ‡	46,520	8,290
Host Hotels & Resorts Inc ‡	104,496	2,089
Lamar Advertising Co, Cl A ‡	22,350	2,189
Prologis Inc ‡	26,539	3,383
Public Storage ‡	11,840	3,915
SBA Communications Corp, Cl A ‡	10,860	3,656
Weyerhaeuser Co ‡	93,629	3,700

		55,181
Utilities — 2.6%
AES Corp/The	95,298	2,100
CenterPoint Energy Inc	130,750	4,191
Constellation Energy Corp	56,446	3,504
DTE Energy Co	22,268	2,955
Duke Energy Corp	25,864	2,910

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Edison International	2,118	$148
Entergy Corp	1,500	181
Exelon Corp	72,465	3,562
FirstEnergy Corp	71,443	3,069
National Fuel Gas Co	37,038	2,723
PPL Corp	121,725	3,674
Southern Co/The	56,177	4,250
Vistra Corp	98,899	2,608
Xcel Energy Inc	2,230	168

		36,043
Total Common Stock
(Cost $1,064,352) ($ Thousands)		1,258,597

CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	56,710,273	56,710

Total Cash Equivalent
(Cost $56,710) ($ Thousands)		56,710

Total Investments in Securities — 94.7%
(Cost $1,121,062) ($ Thousands)		$1,315,307

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized (Depreciation) (Thousands)
Long Contracts
S&P 500 Index E-MINI	140	Jun-2022	$29,284	$28,919	$(365)

A list of the open OTC Swap agreement held by the Fund at May 31, 2022, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
Bank of America Merrill Lynch	United States Custom Basket of Securities	1 Month LIBOR + 0.15%	Asset Returns	Monthly	03/31/2023	USD	78,334	$230	$–	$230

The following table represents the individual stock exposures comprising the Custom Basket Total Return Swap as of May 31, 2022:

United States Custom Basket of Long Securities

Shares	Description		Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
6,171	ALPHABET INC REGISTERED SHS -A-	USD	$14,033	$(91)	$(91)	(2.0)%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Disciplined Equity Fund (Continued)

Shares	Description		Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
5,170	AMAZON.COM INC REGISTERED SHS	USD	12,424	966	966	21.3
9,520	TESLA INC REGISTERED SHS	USD	7,215	319	319	7.0
41,930	PHILIP MORRIS INTERNATIONAL INC REGISTERED SHS	USD	4,453	14	14	0.3
27,300	MARSH & MCLENNAN COS INC REGISTERED SHS	USD	4,364	23	23	0.5
47,081	COLGATE-PALMOLIVE CO REGISTERED SHS	USD	3,709	9	9	0.2
221,868	HEWLETT PACKARD ENTERPRISE CO REGISTERED SHS	USD	3,459	(84)	(84)	(1.9)
52,320	ONEOK INC REGISTERED SHS	USD	3,444	33	33	0.7
22,267	CADENCE DESIGN SYSTEMS INC REGISTERED SHS	USD	3,422	311	311	6.9
25,565	DTE ENERGY CO REGISTERED SHS	USD	3,391	58	58	1.3
30,542	TERADYNE INC REGISTERED SHS	USD	3,335	177	177	3.9
44,234	THE HARTFORD FINANCIAL SERVICES GROUP INC REGISTER	USD	3,206	159	159	3.5
6,316	PALO ALTO NETWORKS INC REGISTERED SHS	USD	3,174	217	217	4.8
44,045	TARGA RESOURCES CORP REGISTERED SHS	USD	3,171	(7)	(7)	(0.2)
14,374	UNION PACIFIC CORP REGISTERED SHS	USD	3,159	(100)	(100)	(2.2)
64,214	ALASKA AIR GROUP INC REGISTERED SHS	USD	3,097	169	169	3.7
23,801	EXPEDIA GROUP INC REGISTERED SHS	USD	3,077	141	141	3.1
47,100	TEXTRON INC REGISTERED SHS	USD	3,074	102	102	2.2
6,012	ANTHEM INC REGISTERED SHS	USD	3,062	95	95	2.1
5,859	CHARTER COMMUNICATIONS INC REGISTERED SHS -A-	USD	2,969	254	254	5.6
23,166	UNIVERSAL HEALTH SERVICES INC SHS -B-	USD	2,885	12	12	0.3
52,722	ALTRIA GROUP INC REGISTERED SHS	USD	2,850	24	24	0.5
131,940	DROPBOX INC REGISTERED SHS -A-	USD	2,748	74	74	1.6
40,844	GILEAD SCIENCES INC REGISTERED SHS	USD	2,647	105	105	2.3
12,869	EQUIFAX INC REGISTERED SHS	USD	2,606	89	89	2.0
20,461	NIKE INC SHS -B-	USD	2,431	127	127	2.8
56,017	SYNOVUS FINANCIAL CORP REGISTERED SHS	USD	2,388	190	190	4.2
3,680	O'REILLY AUTOMOTIVE INC REGISTERED SHS	USD	2,344	(7)	(7)	(0.1)
15,281	ZSCALER INC REGISTERED SHS	USD	2,338	198	198	4.4
20,088	PENSKE AUTOMOTIVE GROUP INC REGISTERED SHS	USD	2,312	1	1	-
18,903	AIRBNB INC REGISTERED SHS -A-	USD	2,284	120	120	2.6
927	BOOKING HOLDINGS INC REGISTERED SHS	USD	2,079	182	182	4.0
85,531	PURE STORAGE INC REGISTERED SHS -A-	USD	2,028	(231)	(231)	(5.0)
9,326	LENNOX INTERNATIONAL INC REGISTERED SHS	USD	1,947	(60)	(60)	(1.3)
25,326	INCYTE CORP REGISTERED SHS	USD	1,921	34	34	0.7
26,154	PVH CORP REGISTERED SHS	USD	1,853	100	100	2.2
8,664	HUNTINGTON INGALLS INDUSTRIES INC REGISTERED SHS	USD	1,822	54	54	1.2
20,866	PAYPAL HOLDINGS INC REGISTERED SHS	USD	1,778	157	157	3.5
24,101	RAPID7 INC REGISTERED SHS	USD	1,707	56	56	1.2
55,114	ALBERTSONS COMPANIES INC REGISTERED SHS -A-	USD	1,683	32	32	0.7
35,498	PULTEGROUP INC REGISTERED SHS	USD	1,606	84	84	1.9
11,936	REINSURANCE GROUP AMERICA INC REGISTERED SHS	USD	1,501	94	94	2.1
8,021	UNITED PARCEL SERVICE INC REGISTERED SHS -B-	USD	1,461	31	31	0.7
4,118	MCKESSON CORP REGISTERED SHS	USD	1,353	5	5	0.1
66,873	PINTEREST INC REGISTERED SHS -A-	USD	1,313	(124)	(124)	(2.7)
8,633	MODERNA INC REGISTERED SHS	USD	1,254	78	78	1.7
4,298	MONGODB INC REGISTERED SHS -A-	USD	1,019	(78)	(78)	(1.7)
5,800	VEEVA SYSTEMS INC REGISTERED SHS -A-	USD	987	46	46	1.0
27,145	DOXIMITY INC REGISTERED SHS -A-	USD	949	54	54	1.2
8,326	APTARGROUP INC REGISTERED SHS	USD	891	30	30	0.7
221,566	OTHER	USD	5,875	292	292	6.4
			$154,098	$ 4,534	$ 4,534	100.0%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

United States Custom Basket of Short Securities

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
(14,142)	PACKAGING CORP OF AMERICA REGISTERED SHS	USD	$ (2,224)	$(24)	$(24)	0.6%
(3,127)	FIRST CITIZENS BANCSHARES INC REGISTERED SHS -A-	USD	(2,190)	(176)	(176)	4.1
(23,600)	EVERSOURCE ENERGY REGISTERED SHS	USD	(2,178)	(87)	(87)	2.0
(20,664)	CATALENT INC REGISTERED SHS	USD	(2,129)	(110)	(110)	2.5
(278,059)	SOFI TECHNOLOGIES INC REGISTERED SHS	USD	(2,082)	(179)	(179)	4.2
(4,206)	SVB FINANCIAL GROUP REGISTERED SHS	USD	(2,055)	(237)	(237)	5.4
(16,712)	ATMOS ENERGY CORP REGISTERED SHS	USD	(1,943)	(64)	(64)	1.5
(53,814)	HOWMET AEROSPACE INC REGISTERED SHS	USD	(1,925)	(92)	(92)	2.1
(69,500)	AMERICOLD REALTY TRUST INC REGISTERED SHS	USD	(1,924)	(139)	(139)	3.2
(44,555)	OGE ENERGY CORP REGISTERED SHS	USD	(1,840)	(83)	(83)	1.9
(14,400)	LIBERTY BROADBAND CORP REGISTERED SHS SERIES -C-	USD	(1,802)	(130)	(130)	3.0
(6,052)	RH REGISTERED SHS	USD	(1,755)	(62)	(62)	1.4
(10,961)	AMERICAN WATER WORKS CO INC REGISTERED SHS	USD	(1,658)	(35)	(35)	0.8
(13,988)	BILL.COM HOLDINGS INC REGISTERED SHS	USD	(1,654)	(114)	(114)	2.6
(35,600)	ESSENTIAL UTILITIES INC REGISTERED SHS	USD	(1,647)	(38)	(38)	0.9
(40,770)	ZILLOW GROUP INC REGISTERED SHS -C-	USD	(1,626)	(17)	(17)	0.4
(6,969)	STERIS PLC REGISTERED SHS	USD	(1,589)	(80)	(80)	1.9
(113,300)	BLUE OWL CAPITAL INC REGISTERED SHS -A-	USD	(1,421)	(172)	(172)	4.0
(53,822)	SUNRUN INC REGISTERED SHS	USD	(1,406)	(296)	(296)	6.9
(191,732)	OPENDOOR TECHNOLOGIES INC REGISTERED SHS	USD	(1,386)	(13)	(13)	0.3
(46,500)	OMEGA HEALTHCARE INVESTORS INC REGISTERED SHS	USD	(1,384)	(28)	(28)	0.7
(23,625)	APOLLO GLOBAL MANAGEMENT INC REGISTERED SHS	USD	(1,362)	(107)	(107)	2.5
(27,301)	HORMEL FOODS CORP REGISTERED SHS	USD	(1,328)	129	129	(3.0)
(32,093)	GUARDANT HEALTH INC REGISTERED SHS	USD	(1,315)	(189)	(189)	4.4
(123,895)	MARQETA INC REGISTERED SHS -A-	USD	(1,297)	(218)	(218)	5.1
(32,700)	LEGGETT & PLATT INC REGISTERED SHS	USD	(1,281)	(68)	(68)	1.6
(16,263)	WOLFSPEED INC	USD	(1,223)	8	8	(0.2)
(21,348)	US BANCORP REGISTERED SHS	USD	(1,133)	(99)	(99)	2.3
(22,802)	NEW FORTRESS ENERGY INC REGISTERED SHS -A-	USD	(1,062)	(46)	(46)	1.1
(4,800)	KINSALE CAPITAL GROUP INC REGISTERED SHS	USD	(1,055)	(68)	(68)	1.6
(2,962)	TYLER TECHNOLOGIES INC REGISTERED SHS	USD	(1,053)	(31)	(31)	0.7
(25,199)	FIRST FINANCIAL BANKSHARES INC REGISTERED SHS	USD	(1,039)	(22)	(22)	0.5
(20,400)	VF CORP REGISTERED SHS	USD	(1,029)	(71)	(71)	1.6
(5,275)	AVIS BUDGET GROUP INC REGISTERED SHS	USD	(1,004)	91	91	(2.1)
(9,163)	ADVANCED DRAINAGE SYSTEMS INC REGISTERED SHS	USD	(1,003)	(81)	(81)	1.9
(9,292)	TD SYNNEX CORPORATION REGISTERED SHS	USD	(965)	(48)	(48)	1.1
(10,923)	SOUTHSTATE CORPORATION REGISTERED SHS	USD	(883)	(73)	(73)	1.7
(5,000)	ERIE INDEMNITY CO SHS -A-	USD	(839)	(19)	(19)	0.4
(202,600)	UVM HOLDINGS CORPORATION REGISTERED SHS -A-	USD	(822)	(32)	(32)	0.7
(23,818)	TAPESTRY INC REGISTERED SHS	USD	(822)	(57)	(57)	1.3
(22,600)	VORNADO REALTY TRUST REGISTERED SHS OF BENEF INTER	USD	(790)	(20)	(20)	0.5
(12,511)	INTERACTIVE BROKERS GROUP INC REGISTERED SHS -A-	USD	(770)	(89)	(89)	2.1
(10,533)	ARES MANAGEMENT CORPORATION REGISTERED SHS -A-	USD	(750)	(41)	(41)	1.0
(58,474)	QUANTUMSCAPE CORPORATION REGISTERED SHS -A-	USD	(748)	(81)	(81)	1.9
(45,477)	NORWEGIAN CRUISE LINE HOLDINGS LTD REGISTERED SHS	USD	(728)	10	10	(0.2)
(6,590)	IDACORP INC REGISTERED SHS	USD	(718)	(14)	(14)	0.3
(8,200)	FABRINET BEARER SHS	USD	(712)	13	13	(0.3)
(5,425)	REGAL REXNORD CORPORATION REGISTERED SHS	USD	(678)	(10)	(10)	0.2
(48,800)	OWL ROCK CAPITAL CORP REGISTERED SHS	USD	(662)	(8)	(8)	0.2

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Disciplined Equity Fund (Concluded)

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
(7,900)	SERVISFIRST BANCSHARES INC REGISTERED SHS	USD	(658)	(32)	(32)	0.7
(437,778)	OTHER	USD	(10,217)	(855)	(855)	20.0
			$(75,764)	$(4,304)	$(4,304)	100.0%

Percentages are based on Net Assets of $1,389,157 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

Cl — Class
PLC — Public Limited Company
S&P— Standard & Poor's

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,258,597	–	–	1,258,597
Cash Equivalent	56,710	–	–	56,710
Total Investments in Securities	1,315,307	–	–	1,315,307

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(365)	–	–	(365)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	5,567	–	5,567
Unrealized Depreciation	–	(5,337)	–	(5,337)
Total Other Financial Instruments	(365)	230	–	(135)

* Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value at 05/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 05/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$3,789	$(3,789)	$—	$—	$—	—	$—	$—
SEI Daily Income Trust, Government Fund, Cl F	81,714	925,202	(950,206)	—	—	56,710	56,710,273	40	1
Totals	$81,714	$928,991	$(953,995)	$—	$—	$56,710		$40	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.7%

Communication Services — 8.3%
Activision Blizzard Inc	38,056	$2,964
Alphabet Inc, Cl A *	15,018	34,170
Alphabet Inc, Cl C *	13,799	31,473
Altice USA Inc, Cl A *	11,900	135
AT&T Inc	356,385	7,587
Cable One Inc	257	335
Charter Communications Inc, Cl A *	5,897	2,989
Comcast Corp, Cl A	223,450	9,894
DISH Network Corp, Cl A *	12,726	291
Electronic Arts Inc	13,765	1,909
Fox Corp	23,727	821
IAC/InterActiveCorp *	3,932	335
Interpublic Group of Cos Inc/The	18,345	591
Liberty Broadband Corp, Cl A *	1,280	156
Liberty Broadband Corp, Cl C *	6,678	836
Liberty Media Corp-Liberty Formula One, Cl A *	1,200	68
Liberty Media Corp-Liberty Formula One, Cl C *	10,200	635
Liberty Media Corp-Liberty SiriusXM, Cl A *	4,820	199
Liberty Media Corp-Liberty SiriusXM, Cl C *	8,521	350
Live Nation Entertainment Inc *	7,100	675
Loyalty Ventures Inc *	1,044	11
Lumen Technologies Inc	52,206	639
Madison Square Garden Sports Corp, Cl A *	986	162
Match Group Inc *	13,596	1,071
Meta Platforms Inc, Cl A *	114,800	22,230
Netflix Inc *	21,400	4,225
New York Times Co/The, Cl A	8,800	304
News Corp	6,300	111
News Corp, Cl A	19,946	347
Nexstar Media Group Inc, Cl A	2,000	350
Omnicom Group Inc	10,444	779
Paramount Global, Cl A	715	26
Paramount Global, Cl B	27,886	957
Pinterest Inc, Cl A *	29,300	576
Playtika Holding Corp *	4,700	70

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Roku Inc, Cl A *	6,100	$579
Sirius XM Holdings Inc (A)	46,800	300
Skillz Inc, Cl A *(A)	16,100	31
Spotify Technology SA *	7,000	789
Take-Two Interactive Software Inc *	7,436	926
T-Mobile US Inc *	29,092	3,878
TripAdvisor Inc *	5,167	128
Twitter Inc *	38,960	1,543
Verizon Communications Inc	208,776	10,708
Vimeo Inc *	7,357	64
Walt Disney Co/The *	90,150	9,956
Warner Bros Discovery Inc *	108,036	1,993
World Wrestling Entertainment Inc, Cl A	2,200	147

		159,313
Consumer Discretionary — 10.9%
ADT Inc	6,700	50
Advance Auto Parts Inc	3,208	609
Amazon.com Inc *	21,652	52,056
Aptiv PLC *	13,600	1,445
Aramark	11,600	400
AutoNation Inc *	2,132	255
AutoZone Inc *	1,007	2,074
Bath & Body Works Inc	12,257	503
Best Buy Co Inc	12,147	997
Booking Holdings Inc *	2,032	4,559
BorgWarner Inc	12,264	495
Boyd Gaming Corp	4,200	247
Bright Horizons Family Solutions Inc *	3,200	290
Brunswick Corp/DE	3,900	293
Burlington Stores Inc *	3,400	572
Caesars Entertainment Inc *	10,500	527
Capri Holdings Ltd *	7,400	361
CarMax Inc *	8,360	830
Carnival Corp, Cl A *	43,600	605
Carter's Inc	2,100	162
Carvana Co, Cl A *	4,100	121
Chegg Inc *	7,000	136
Chipotle Mexican Grill Inc, Cl A *	1,419	1,990
Choice Hotels International Inc	1,884	241
Churchill Downs Inc	1,900	385
Columbia Sportswear Co	2,000	156
Darden Restaurants Inc	5,968	746
Deckers Outdoor Corp *	1,400	376
Dick's Sporting Goods Inc (A)	3,158	257
Dollar General Corp	11,700	2,578
Dollar Tree Inc *	11,234	1,801
Domino's Pizza Inc	1,800	654
DoorDash Inc, Cl A *	7,500	577
DR Horton Inc	16,568	1,245
DraftKings Inc, Cl A *(A)	15,800	214
eBay Inc	31,611	1,539
Etsy Inc *	6,600	535

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Expedia Group Inc *	6,922	$895
Five Below Inc *	2,800	366
Floor & Decor Holdings Inc, Cl A *	5,300	400
Foot Locker Inc	4,169	137
Ford Motor Co	196,184	2,684
Frontdoor Inc *	4,700	116
GameStop Corp, Cl A *(A)	3,200	399
Gap Inc/The	11,221	124
Garmin Ltd	7,200	760
General Motors Co *	68,900	2,665
Gentex Corp	12,264	381
Genuine Parts Co	7,111	972
Grand Canyon Education Inc *	2,000	178
H&R Block Inc	8,525	300
Hanesbrands Inc	17,772	211
Harley-Davidson Inc	7,803	275
Hasbro Inc	6,567	589
Hilton Worldwide Holdings Inc	13,633	1,920
Home Depot Inc/The	51,933	15,723
Hyatt Hotels Corp, Cl A *	2,600	230
Kohl's Corp	7,119	287
Las Vegas Sands Corp *	16,993	603
Lear Corp	3,100	437
Leggett & Platt Inc	7,212	283
Lennar Corp, Cl A	12,990	1,042
Lennar Corp, Cl B	713	48
Leslie's Inc *	6,900	134
Lithia Motors Inc, Cl A	1,500	457
LKQ Corp	12,800	658
Lowe's Cos Inc	33,410	6,525
Lululemon Athletica Inc *	5,700	1,668
Marriott International Inc/MD, Cl A	13,594	2,332
Marriott Vacations Worldwide Corp	2,100	310
Mattel Inc *	17,642	443
McDonald's Corp	37,080	9,352
MGM Resorts International	17,739	620
Mister Car Wash Inc *	3,900	47
Mohawk Industries Inc *	2,866	405
Newell Brands Inc	19,493	418
NIKE Inc, Cl B	61,468	7,305
Nordstrom Inc	5,512	146
Norwegian Cruise Line Holdings Ltd *(A)	18,900	303
NVR Inc *	154	685
Ollie's Bargain Outlet Holdings Inc *	3,200	150
O'Reilly Automotive Inc *	3,340	2,128
Peloton Interactive Inc, Cl A *	13,900	194
Penn National Gaming Inc *	8,500	272
Penske Automotive Group Inc	1,600	184
Petco Health & Wellness Co Inc, Cl A *	3,300	53
Planet Fitness Inc, Cl A *	4,300	303
Polaris Inc	2,900	309
Pool Corp	2,000	797

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PulteGroup Inc	12,545	$568
PVH Corp	3,600	255
QuantumScape Corp, Cl A *(A)	13,000	166
Qurate Retail Inc *	20,930	76
Ralph Lauren Corp, Cl A	2,380	241
RH *	900	261
Rivian Automotive Inc, Cl A *(A)	7,400	232
Ross Stores Inc	17,676	1,503
Royal Caribbean Cruises Ltd *	11,200	650
Service Corp International/US	7,394	518
Six Flags Entertainment Corp *	4,000	117
Skechers USA Inc, Cl A *	6,800	268
Starbucks Corp	57,112	4,483
Tapestry Inc	13,667	472
Target Corp	23,875	3,865
Tempur Sealy International Inc	8,900	235
Terminix Global Holdings Inc *	6,000	260
Tesla Inc *	41,485	31,456
Thor Industries Inc	2,900	220
TJX Cos Inc/The	58,916	3,745
Toll Brothers Inc	5,751	290
TopBuild Corp *	1,700	335
Tractor Supply Co	5,500	1,031
Travel + Leisure Co	4,368	223
Ulta Beauty Inc *	2,652	1,122
Under Armour Inc, Cl A *	9,700	103
Under Armour Inc, Cl C *	11,321	110
Vail Resorts Inc	2,000	504
VF Corp	16,368	826
Victoria's Secret & Co *	3,852	159
Vroom Inc *	6,400	9
Wayfair Inc, Cl A *(A)	4,000	238
Wendy's Co/The	9,175	171
Whirlpool Corp	2,916	537
Williams-Sonoma Inc	3,762	481
Wyndham Hotels & Resorts Inc	4,768	382
Wynn Resorts Ltd *	5,396	357
YETI Holdings Inc *	4,400	201
Yum China Holdings Inc	20,448	930
Yum! Brands Inc	14,348	1,743

		208,447
Consumer Staples — 6.2%
Albertsons Cos Inc, Cl A	8,200	251
Altria Group Inc	90,640	4,903
Archer-Daniels-Midland Co	27,979	2,541
Beyond Meat Inc *(A)	3,200	85
Boston Beer Co Inc/The, Cl A *	500	178
Brown-Forman Corp, Cl A	2,200	139
Brown-Forman Corp, Cl B	9,417	623
Bunge Ltd	6,500	769
Campbell Soup Co	9,978	478
Casey's General Stores Inc	1,900	398

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Church & Dwight Co Inc	12,214	$1,100
Clorox Co/The	5,903	858
Coca-Cola Co/The	192,940	12,229
Colgate-Palmolive Co	41,150	3,243
Conagra Brands Inc	22,176	729
Constellation Brands Inc, Cl A	7,631	1,873
Costco Wholesale Corp	21,981	10,248
Coty Inc, Cl A *	17,622	125
Darling Ingredients Inc *	8,300	665
Estee Lauder Cos Inc/The, Cl A	11,508	2,931
Flowers Foods Inc	9,725	268
Freshpet Inc *	2,200	158
General Mills Inc	30,192	2,109
Grocery Outlet Holding Corp *	4,500	172
Hain Celestial Group Inc/The *	4,800	127
Herbalife Nutrition Ltd *	5,200	113
Hershey Co/The	7,398	1,566
Hormel Foods Corp	14,556	708
Ingredion Inc	3,500	331
J M Smucker Co/The	5,411	678
Kellogg Co	11,903	830
Keurig Dr Pepper Inc	35,300	1,226
Kimberly-Clark Corp	16,818	2,237
Kraft Heinz Co/The	34,302	1,298
Kroger Co/The	36,546	1,936
Lamb Weston Holdings Inc	7,462	504
McCormick & Co Inc/MD	12,586	1,167
Molson Coors Beverage Co, Cl B	9,162	512
Mondelez International Inc, Cl A	68,506	4,354
Monster Beverage Corp *	18,087	1,612
Olaplex Holdings Inc *	4,200	68
PepsiCo Inc	68,652	11,516
Philip Morris International Inc	77,768	8,263
Pilgrim's Pride Corp *	2,900	97
Post Holdings Inc *	3,100	255
Procter & Gamble Co/The	119,754	17,709
Reynolds Consumer Products Inc	3,100	84
Seaboard Corp	16	66
Spectrum Brands Holdings Inc	2,118	186
Sysco Corp	25,548	2,151
Tyson Foods Inc, Cl A	14,465	1,296
US Foods Holding Corp *	11,200	371
Walgreens Boots Alliance Inc	35,025	1,535
Walmart Inc	70,179	9,027

		118,896
Energy — 4.6%
Antero Midstream Corp	17,300	188
APA Corp	17,259	811
Baker Hughes Co, Cl A	35,640	1,282
Cheniere Energy Inc	11,400	1,559
Chevron Corp	96,198	16,802
ConocoPhillips	65,855	7,400

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Continental Resources Inc/OK	3,400	$232
Coterra Energy Inc, Cl A	40,181	1,379
Devon Energy Corp	33,027	2,474
Diamondback Energy Inc	9,117	1,386
DT Midstream Inc	4,882	284
EOG Resources Inc	28,790	3,943
EQT Corp	15,419	736
Exxon Mobil Corp	210,738	20,231
Halliburton Co	43,936	1,779
Hess Corp	14,012	1,724
HF Sinclair Corp	7,626	374
Kinder Morgan Inc	95,322	1,877
Marathon Oil Corp	39,076	1,228
Marathon Petroleum Corp	30,719	3,127
New Fortress Energy Inc, Cl A	1,500	70
NOV Inc	20,180	404
Occidental Petroleum Corp	42,219	2,926
ONEOK Inc	22,458	1,479
Phillips 66	22,888	2,307
Pioneer Natural Resources Co	10,832	3,011
Schlumberger NV	70,155	3,224
Targa Resources Corp	11,400	821
Texas Pacific Land Corp	300	470
Valero Energy Corp	20,336	2,636
Williams Cos Inc/The	60,696	2,249

		88,413
Financials — 11.6%
Affiliated Managers Group Inc	2,120	283
Aflac Inc	32,212	1,951
AGNC Investment Corp ‡	26,859	329
Alleghany Corp *	699	583
Allstate Corp/The	13,925	1,903
Ally Financial Inc	15,900	700
American Express Co	30,672	5,178
American Financial Group Inc/OH	3,514	497
American International Group Inc	41,523	2,437
Ameriprise Financial Inc	5,580	1,542
Annaly Capital Management Inc ‡	71,611	473
Aon PLC, Cl A	10,978	3,026
Apollo Global Management Inc	18,619	1,073
Arch Capital Group Ltd *	19,000	902
Ares Management Corp, Cl A	7,200	512
Arthur J Gallagher & Co	10,204	1,652
Assurant Inc	2,893	511
Assured Guaranty Ltd	3,500	206
Axis Capital Holdings Ltd	3,800	223
Bank of America Corp	353,463	13,149
Bank of Hawaii Corp	2,082	166
Bank of New York Mellon Corp/The	36,709	1,711
Bank OZK	6,400	265
Berkshire Hathaway Inc, Cl B *	91,300	28,849
BlackRock Inc, Cl A	7,085	4,740

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Blackstone Inc, Cl A	34,600	$4,076
BOK Financial Corp	1,475	127
Brighthouse Financial Inc *	4,028	198
Brown & Brown Inc	11,048	656
Capital One Financial Corp	20,625	2,637
Carlyle Group Inc/The	8,300	320
Cboe Global Markets Inc	5,500	618
Charles Schwab Corp/The	74,740	5,239
Chubb Ltd	21,191	4,478
Cincinnati Financial Corp	7,586	970
Citigroup Inc	98,204	5,245
Citizens Financial Group Inc	24,800	1,026
CME Group Inc, Cl A	17,770	3,533
CNA Financial Corp	1,500	69
Comerica Inc	6,753	562
Commerce Bancshares Inc/MO	5,747	398
Credit Acceptance Corp *	400	238
Cullen/Frost Bankers Inc	2,968	371
Discover Financial Services	14,289	1,622
East West Bancorp Inc	7,200	530
Equitable Holdings Inc	18,100	550
Erie Indemnity Co, Cl A	1,319	221
Evercore Inc, Cl A	2,000	228
Everest Re Group Ltd	2,000	565
FactSet Research Systems Inc	1,925	735
Fidelity National Financial Inc	13,952	590
Fifth Third Bancorp	32,982	1,301
First American Financial Corp	5,400	327
First Citizens BancShares Inc/NC, Cl A	600	420
First Hawaiian Inc	6,600	169
First Horizon Corp	24,656	563
First Republic Bank/CA	9,000	1,395
FNB Corp/PA	17,100	208
Franklin Resources Inc	14,749	399
Globe Life Inc	5,087	496
GoHealth Inc, Cl A *	3,000	2
Goldman Sachs Group Inc/The	16,275	5,320
Hanover Insurance Group Inc/The	1,893	278
Hartford Financial Services Group Inc/The	16,910	1,226
Huntington Bancshares Inc/OH	72,582	1,007
Interactive Brokers Group Inc, Cl A	4,100	252
Intercontinental Exchange Inc	27,300	2,795
Invesco Ltd	17,600	340
Janus Henderson Group PLC	8,700	245
Jefferies Financial Group Inc	11,106	367
JPMorgan Chase & Co	146,070	19,315
Kemper Corp	3,300	174
KeyCorp	46,851	935
KKR & Co Inc	28,100	1,540
Lazard Ltd, Cl A (A)	5,200	183
Lemonade Inc *(A)	2,100	47
Lincoln National Corp	9,288	538

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Loews Corp	9,836	$644
LPL Financial Holdings Inc	3,800	746
M&T Bank Corp	8,657	1,558
Markel Corp *	680	931
MarketAxess Holdings Inc	1,900	535
Marsh & McLennan Cos Inc	25,065	4,009
Mercury General Corp	1,496	73
MetLife Inc	35,009	2,359
MGIC Investment Corp	16,600	231
Moody's Corp	8,027	2,421
Morgan Stanley	65,814	5,669
Morningstar Inc	1,200	308
MSCI Inc, Cl A	3,900	1,725
Nasdaq Inc	5,910	918
New Residential Investment Corp ‡	22,300	252
New York Community Bancorp Inc	22,772	227
Northern Trust Corp	10,405	1,163
Old Republic International Corp	14,490	347
OneMain Holdings Inc, Cl A	5,900	260
PacWest Bancorp	5,900	186
Pinnacle Financial Partners Inc	3,800	309
PNC Financial Services Group Inc/The	20,922	3,670
Popular Inc	4,053	331
Primerica Inc	2,000	252
Principal Financial Group Inc	12,308	898
Progressive Corp/The	29,280	3,496
Prosperity Bancshares Inc	4,600	334
Prudential Financial Inc	18,663	1,983
Raymond James Financial Inc	8,831	870
Regions Financial Corp	46,087	1,018
Reinsurance Group of America Inc, Cl A	3,499	440
RenaissanceRe Holdings Ltd	2,300	353
Rocket Cos Inc, Cl A *(A)	7,200	65
S&P Global Inc	17,176	6,003
SEI Investments Co. †	5,442	318
Signature Bank/New York NY	2,900	627
SLM Corp	15,131	296
Starwood Property Trust Inc ‡	12,800	306
State Street Corp	18,079	1,311
Stifel Financial Corp	5,200	334
SVB Financial Group *	2,700	1,319
Synchrony Financial	24,818	919
Synovus Financial Corp	7,496	320
T Rowe Price Group Inc	11,030	1,402
TFS Financial Corp	2,500	38
Tradeweb Markets Inc, Cl A	5,300	358
Travelers Cos Inc/The	11,875	2,126
Truist Financial Corp	65,363	3,251
Umpqua Holdings Corp	11,300	200
Unum Group	10,405	379
Upstart Holdings Inc *(A)	2,400	121
US Bancorp	66,197	3,513

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UWM Holdings Corp	2,300	$9
Virtu Financial Inc, Cl A	4,500	118
Voya Financial Inc	5,700	391
W R Berkley Corp	9,781	696
Webster Financial Corp	9,146	449
Wells Fargo & Co	194,266	8,892
Western Alliance Bancorp	5,200	423
White Mountains Insurance Group Ltd	79	98
Willis Towers Watson PLC	6,262	1,322
Wintrust Financial Corp	2,900	253
Zions Bancorp NA	7,702	439

		223,317
Health Care — 14.0%
10X Genomics Inc, Cl A *	4,400	225
Abbott Laboratories	86,237	10,129
AbbVie Inc	87,801	12,939
ABIOMED Inc *	2,300	607
Acadia Healthcare Co Inc *	4,700	335
Adaptive Biotechnologies Corp *	5,800	45
Agilent Technologies Inc	14,864	1,896
agilon health Inc *	8,800	168
Align Technology Inc *	4,000	1,111
Alnylam Pharmaceuticals Inc *	6,100	767
Amedisys Inc *	1,600	186
AmerisourceBergen Corp, Cl A	7,324	1,134
Amgen Inc	27,858	7,152
Anthem Inc	12,231	6,233
Avantor Inc *	28,800	923
Azenta Inc	3,800	291
Baxter International Inc	25,115	1,910
Becton Dickinson and Co	14,070	3,599
Biogen Inc *	7,400	1,480
BioMarin Pharmaceutical Inc *	8,600	646
Bio-Rad Laboratories Inc, Cl A *	1,100	592
Bio-Techne Corp	1,941	718
Boston Scientific Corp *	71,139	2,917
Bristol-Myers Squibb Co	108,919	8,218
Bruker Corp	5,200	325
Cardinal Health Inc	14,229	801
Catalent Inc *	8,100	835
Centene Corp *	28,958	2,358
Cerner Corp	15,196	1,441
Certara Inc *	5,700	116
Change Healthcare Inc *	12,908	311
Charles River Laboratories International Inc *	2,543	595
Chemed Corp	700	339
Cigna Corp	16,102	4,320
Cooper Cos Inc/The	2,404	843
CureVac NV *(A)	2,900	55
CVS Health Corp	65,599	6,347
Danaher Corp	31,702	8,364

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DaVita Inc *	3,285	$320
Definitive Healthcare Corp, Cl A *	600	12
DENTSPLY SIRONA Inc	11,166	442
Dexcom Inc *	4,800	1,430
Edwards Lifesciences Corp *	30,384	3,064
Elanco Animal Health Inc *	22,637	537
Eli Lilly & Co	42,171	13,218
Embecta Corp *	2,934	73
Encompass Health Corp	5,100	334
Enovis Corp *	2,166	144
Envista Holdings Corp *	8,200	353
Exact Sciences Corp *	8,800	438
Exelixis Inc *	15,800	290
Figs Inc, Cl A *	3,900	35
Gilead Sciences Inc	62,034	4,023
Globus Medical Inc, Cl A *	4,000	266
Guardant Health Inc *	4,400	180
HCA Healthcare Inc	12,300	2,588
Henry Schein Inc *	7,168	614
Hologic Inc *	12,500	941
Horizon Therapeutics PLC *	11,000	987
Humana Inc	6,475	2,941
ICU Medical Inc *	1,000	182
IDEXX Laboratories Inc *	4,104	1,607
Illumina Inc *	7,305	1,749
Incyte Corp *	8,700	660
Insulet Corp *	3,100	662
Integra LifeSciences Holdings Corp *	3,600	226
Intuitive Surgical Inc *	17,515	3,987
Ionis Pharmaceuticals Inc *	7,200	263
Iovance Biotherapeutics Inc *	8,300	56
IQVIA Holdings Inc *	9,513	2,048
Jazz Pharmaceuticals PLC *	3,100	464
Johnson & Johnson	131,109	23,538
Laboratory Corp of America Holdings	4,690	1,157
Maravai LifeSciences Holdings Inc, Cl A *	5,700	178
Masimo Corp *	2,600	365
McKesson Corp	7,370	2,422
Medtronic PLC	66,926	6,703
Merck & Co Inc	125,843	11,581
Mettler-Toledo International Inc *	1,149	1,478
Mirati Therapeutics Inc *	2,100	82
Moderna Inc *	17,000	2,471
Molina Healthcare Inc *	2,900	842
Natera Inc *	4,300	158
Nektar Therapeutics, Cl A *	8,700	30
Neurocrine Biosciences Inc *	4,800	449
Novavax Inc *(A)	4,000	221
Novocure Ltd *(A)	5,200	418
Oak Street Health Inc *	5,100	96
Organon & Co	13,154	499
Penumbra Inc *	1,800	264

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PerkinElmer Inc	6,334	$948
Perrigo Co PLC	7,800	311
Pfizer Inc	277,622	14,725
Premier Inc, Cl A	6,100	228
QIAGEN NV *	11,640	535
Quest Diagnostics Inc	6,244	881
QuidelOrtho Corp *	1,900	181
Regeneron Pharmaceuticals Inc *	5,106	3,394
Repligen Corp *	2,800	461
ResMed Inc	7,012	1,427
Royalty Pharma PLC, Cl A	16,800	691
Sage Therapeutics Inc *	2,700	84
Sarepta Therapeutics Inc *	4,300	313
Seagen Inc *	6,900	936
Signify Health Inc, Cl A *	3,300	45
Sotera Health Co *	4,500	96
STERIS PLC	4,300	981
Stryker Corp	17,204	4,034
Syneos Health Inc, Cl A *	5,200	384
Tandem Diabetes Care Inc *	3,300	225
Teladoc Health Inc *(A)	7,853	268
Teleflex Inc	2,340	673
Thermo Fisher Scientific Inc	19,625	11,139
Ultragenyx Pharmaceutical Inc *	3,500	164
United Therapeutics Corp *	2,300	530
UnitedHealth Group Inc	46,820	23,259
Universal Health Services Inc, Cl B	3,676	458
Veeva Systems Inc, Cl A *	6,700	1,141
Vertex Pharmaceuticals Inc *	12,500	3,358
Viatris Inc, Cl W *	57,022	700
Waters Corp *	3,073	1,008
West Pharmaceutical Services Inc	3,700	1,148
Zimmer Biomet Holdings Inc	10,525	1,265
Zimvie Inc *	1,072	23
Zoetis Inc, Cl A	23,544	4,024

		269,395
Industrials — 8.4%
3M Co	28,233	4,215
A O Smith Corp	6,800	409
Acuity Brands Inc	1,800	315
Advanced Drainage Systems Inc	3,100	340
AECOM	6,116	427
AGCO Corp	3,300	423
Air Lease Corp, Cl A	5,300	199
Alaska Air Group Inc *	6,200	299
Allegion plc	4,566	510
Allison Transmission Holdings Inc, Cl A	5,300	212
AMERCO *	400	196
American Airlines Group Inc *	33,000	590
AMETEK Inc	11,428	1,388
Armstrong World Industries Inc	2,400	200
Axon Enterprise Inc *	3,300	335

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AZEK Co Inc/The, Cl A *	6,100	$129
Boeing Co/The *	26,393	3,468
Booz Allen Hamilton Holding Corp, Cl A	6,800	584
Builders FirstSource Inc *	9,700	631
BWX Technologies Inc	4,750	243
CACI International Inc, Cl A *	1,200	336
Carlisle Cos Inc	2,366	602
Carrier Global Corp	42,478	1,670
Caterpillar Inc	26,947	5,817
CH Robinson Worldwide Inc	6,648	721
ChargePoint Holdings Inc *(A)	12,000	154
Cintas Corp	4,257	1,696
Clarivate PLC *	22,600	334
Clean Harbors Inc *	2,600	243
Copa Holdings SA, Cl A *	1,800	127
Copart Inc *	10,036	1,149
Core & Main Inc, Cl A *	2,900	68
CoStar Group Inc *	18,900	1,152
Crane Holdings Co	2,600	249
CSX Corp	108,988	3,465
Cummins Inc	7,212	1,508
Curtiss-Wright Corp	2,000	284
Deere & Co	13,919	4,980
Delta Air Lines Inc *	32,300	1,347
Donaldson Co Inc	6,344	332
Dover Corp	7,257	972
Driven Brands Holdings Inc *	2,400	69
Dun & Bradstreet Holdings Inc *	8,900	154
Eaton Corp PLC	19,716	2,733
Emerson Electric Co	29,910	2,652
Equifax Inc	5,856	1,186
Esab Corp	2,166	108
Expeditors International of Washington Inc	8,048	876
Fastenal Co	28,948	1,550
FedEx Corp	12,044	2,705
Flowserve Corp	6,800	214
Fluence Energy Inc, Cl A *	1,700	17
Fortive Corp	15,453	955
Fortune Brands Home & Security Inc	7,020	487
FTI Consulting Inc *	1,700	286
Gates Industrial Corp PLC *	4,900	63
Generac Holdings Inc *	3,100	766
General Dynamics Corp	12,472	2,805
General Electric Co	54,170	4,241
Graco Inc	8,572	543
GXO Logistics Inc *	5,000	271
Hayward Holdings Inc *	2,100	32
HEICO Corp	2,310	330
HEICO Corp, Cl A	4,021	471
Hexcel Corp	4,400	253
Honeywell International Inc	33,990	6,581
Howmet Aerospace Inc	17,867	639

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hubbell Inc, Cl B	2,792	$530
Huntington Ingalls Industries Inc	2,037	429
IAA Inc *	7,100	277
IDEX Corp	3,893	746
Illinois Tool Works Inc	15,780	3,283
Ingersoll Rand Inc	19,865	937
ITT Inc	4,551	336
Jacobs Engineering Group Inc	6,584	922
JB Hunt Transport Services Inc	3,952	682
JetBlue Airways Corp *	16,300	175
Johnson Controls International plc	35,166	1,917
Kirby Corp *	3,100	209
Knight-Swift Transportation Holdings Inc, Cl A	8,300	404
L3Harris Technologies Inc	9,634	2,321
Landstar System Inc	1,965	298
Legalzoom.com Inc *(A)	5,300	69
Leidos Holdings Inc	6,673	697
Lennox International Inc	1,720	359
Lincoln Electric Holdings Inc	2,900	394
Lockheed Martin Corp	12,073	5,313
Lyft Inc, Cl A *	14,900	263
ManpowerGroup Inc	2,784	249
Masco Corp	11,279	639
MasTec Inc *	3,100	259
MDU Resources Group Inc	10,421	285
Mercury Systems Inc *	2,800	167
Middleby Corp/The *	2,800	424
MSA Safety Inc	1,900	242
MSC Industrial Direct Co Inc, Cl A	2,320	197
Nielsen Holdings PLC	18,300	468
Nordson Corp	3,000	654
Norfolk Southern Corp	11,733	2,812
Northrop Grumman Corp	7,178	3,359
nVent Electric PLC	8,573	304
Old Dominion Freight Line Inc	5,000	1,291
Oshkosh Corp	3,459	321
Otis Worldwide Corp	20,739	1,543
Owens Corning	5,200	497
PACCAR Inc	16,596	1,441
Parker-Hannifin Corp	6,304	1,716
Pentair PLC	8,373	420
Plug Power Inc *	26,000	480
Quanta Services Inc	6,700	797
Raytheon Technologies Corp	74,662	7,102
Regal Rexnord Corp	3,476	434
Republic Services Inc, Cl A	10,642	1,424
Robert Half International Inc	5,476	494
Rockwell Automation Inc	5,704	1,216
Rollins Inc	11,737	416
Ryder System Inc	2,706	217
Schneider National Inc, Cl B	3,000	72

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Science Applications International Corp	3,000	$260
Sensata Technologies Holding PLC	7,800	375
Shoals Technologies Group Inc, Cl A *	5,500	86
SiteOne Landscape Supply Inc *	2,200	295
Snap-on Inc	2,691	597
Southwest Airlines Co *	29,820	1,368
Spirit AeroSystems Holdings Inc, Cl A	5,400	170
Stanley Black & Decker Inc	7,693	913
Stericycle Inc *	4,726	239
Sunrun Inc *	10,900	285
Textron Inc	11,322	739
Timken Co/The	3,269	200
Toro Co/The	5,440	449
Trane Technologies PLC	11,400	1,574
TransDigm Group Inc *	2,593	1,570
TransUnion	9,700	842
Trex Co Inc *	6,000	382
TuSimple Holdings Inc, Cl A *(A)	6,800	56
Uber Technologies Inc *	80,700	1,872
Union Pacific Corp	32,132	7,062
United Airlines Holdings Inc *	16,600	791
United Parcel Service Inc, Cl B	35,841	6,532
United Rentals Inc *	3,500	1,044
Univar Solutions Inc *	8,700	267
Valmont Industries Inc	1,100	282
Verisk Analytics Inc, Cl A	7,900	1,382
Vertiv Holdings Co, Cl A	15,600	171
Virgin Galactic Holdings Inc *(A)	8,000	56
Waste Management Inc	20,794	3,296
Watsco Inc	1,700	435
Westinghouse Air Brake Technologies Corp	8,537	806
Woodward Inc	3,000	305
WW Grainger Inc	2,287	1,114
XPO Logistics Inc *	5,000	267
Xylem Inc/NY	9,002	758

		160,647
Information Technology — 26.8%
Accenture PLC, Cl A	31,600	9,431
Adobe Inc *	23,402	9,746
Advanced Micro Devices Inc *	81,613	8,313
Akamai Technologies Inc *	8,118	820
Allegro MicroSystems Inc *	2,100	54
Alteryx Inc, Cl A *	3,200	178
Amdocs Ltd	6,300	547
Amphenol Corp, Cl A	28,568	2,024
Analog Devices Inc	25,903	4,362
Anaplan Inc *	7,300	479
ANSYS Inc *	4,400	1,146
Apple Inc	769,363	114,512
Applied Materials Inc	44,055	5,167
Arista Networks Inc *	12,200	1,248
Arrow Electronics Inc *	3,489	421

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aspen Technology Inc *	1,470	$284
Atlassian Corp PLC, Cl A *	7,000	1,241
Autodesk Inc *	10,937	2,272
Automatic Data Processing Inc	20,892	4,658
Avalara Inc *	4,300	364
Avnet Inc	5,110	248
Bentley Systems Inc, Cl B	7,400	254
Bill.com Holdings Inc *	4,700	556
Black Knight Inc *	7,800	530
Block Inc, Cl A *	23,500	2,057
Bread Financial Holdings Inc	2,612	144
Broadcom Inc	20,032	11,621
Broadridge Financial Solutions Inc	5,473	800
C3.ai Inc, Cl A *(A)	3,200	61
Cadence Design Systems Inc *	13,663	2,100
CDK Global Inc	5,997	327
CDW Corp/DE	6,800	1,155
Ceridian HCM Holding Inc *	6,800	383
Ciena Corp *	8,000	407
Cirrus Logic Inc *	3,000	245
Cisco Systems Inc	209,827	9,453
Citrix Systems Inc *	6,287	633
Cloudflare Inc, Cl A *	13,400	750
Cognex Corp	8,800	426
Cognizant Technology Solutions Corp, Cl A	25,976	1,940
Coherent Inc *	1,300	352
CommScope Holding Co Inc *	10,800	81
Concentrix Corp	2,200	341
Corning Inc	38,458	1,378
Coupa Software Inc *	3,900	268
Crowdstrike Holdings Inc, Cl A *	9,700	1,552
Datadog Inc, Cl A *	12,800	1,221
Datto Holding Corp *	1,600	56
Dell Technologies Inc, Cl C	13,842	691
DocuSign Inc, Cl A *	9,700	814
Dolby Laboratories Inc, Cl A	3,343	260
DoubleVerify Holdings Inc *	2,800	62
Dropbox Inc, Cl A *	15,400	321
Duck Creek Technologies Inc *	3,700	69
DXC Technology Co *	11,036	389
Dynatrace Inc *	10,200	384
Elastic NV *	3,700	228
Enphase Energy Inc *	6,300	1,173
Entegris Inc	6,900	766
EPAM Systems Inc *	2,700	914
Euronet Worldwide Inc *	2,600	315
Everbridge Inc *	2,100	87
F5 Inc *	3,131	511
Fair Isaac Corp *	1,300	532
Fastly Inc, Cl A *	5,800	76
Fidelity National Information Services Inc	30,548	3,192
First Solar Inc *	5,500	388

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fiserv Inc *	29,974	$3,003
Five9 Inc *	3,600	348
FleetCor Technologies Inc *	4,000	995
Fortinet Inc *	6,700	1,971
Gartner Inc *	3,810	1,000
Genpact Ltd	9,200	408
Global Payments Inc	14,152	1,854
GLOBALFOUNDRIES Inc *(A)	2,700	161
Globant SA *	2,100	398
GoDaddy Inc, Cl A *	8,600	645
Guidewire Software Inc *	4,200	336
Hewlett Packard Enterprise Co	65,670	1,024
HP Inc	54,070	2,100
HubSpot Inc *	2,300	777
Informatica Inc, Cl A *	1,700	35
Intel Corp	201,958	8,971
International Business Machines Corp	44,301	6,151
Intuit Inc	13,152	5,451
IPG Photonics Corp *	1,900	200
Jabil Inc	7,174	441
Jack Henry & Associates Inc	3,700	696
Jamf Holding Corp *	2,600	67
Juniper Networks Inc	16,525	507
Keysight Technologies Inc *	8,832	1,286
KLA Corp	7,609	2,776
Kyndryl Holdings Inc *	11,559	143
Lam Research Corp	7,052	3,667
Littelfuse Inc	1,200	324
Lumentum Holdings Inc *	3,700	319
Mandiant Inc *	11,800	260
Manhattan Associates Inc *	3,300	399
Marvell Technology Inc	41,338	2,445
Mastercard Inc, Cl A	42,900	15,353
Microchip Technology Inc	26,730	1,942
Micron Technology Inc	55,316	4,084
Microsoft Corp	375,616	102,119
MKS Instruments Inc	2,900	358
MongoDB Inc, Cl A *	3,100	735
Monolithic Power Systems Inc	2,300	1,036
Motorola Solutions Inc	8,114	1,783
N-able Inc *	2,100	21
National Instruments Corp	6,804	240
nCino Inc *	2,900	95
NCR Corp *	6,589	229
NetApp Inc	10,555	759
New Relic Inc *	2,700	127
NortonLifeLock Inc	25,848	629
Nutanix Inc, Cl A *	10,700	173
NVIDIA Corp	119,024	22,224
NXP Semiconductors NV	13,300	2,524
Okta Inc, Cl A *	6,500	540
ON Semiconductor Corp *	21,400	1,299

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Oracle Corp	80,320	$5,777
Palantir Technologies Inc, Cl A *	83,800	727
Palo Alto Networks Inc *	4,700	2,363
Paychex Inc	15,707	1,945
Paycom Software Inc *	2,500	711
Paycor HCM Inc *	1,700	42
Paylocity Holding Corp *	2,100	367
PayPal Holdings Inc *	58,511	4,986
Paysafe Ltd *	18,500	51
Pegasystems Inc	2,100	104
Procore Technologies Inc *	3,100	141
PTC Inc *	5,400	629
Pure Storage Inc, Cl A *	13,600	323
Qorvo Inc *	5,600	626
QUALCOMM Inc	55,959	8,014
RingCentral Inc, Cl A *	4,300	272
Roper Technologies Inc	5,200	2,301
Sabre Corp *	17,600	132
Salesforce Inc *	46,718	7,486
ServiceNow Inc *	9,900	4,628
Shift4 Payments Inc, Cl A *	2,400	110
Skyworks Solutions Inc	7,900	860
Smartsheet Inc, Cl A *	6,200	221
Snowflake Inc, Cl A *	10,200	1,302
SolarWinds Corp *	2,100	24
Splunk Inc *	8,000	821
SS&C Technologies Holdings Inc	11,500	736
StoneCo Ltd, Cl A *	11,900	120
Switch Inc, Cl A	5,900	199
Synopsys Inc *	7,482	2,388
TD SYNNEX Corp	2,200	228
Teledyne Technologies Inc *	2,167	878
Teradata Corp *	5,489	211
Teradyne Inc	8,263	903
Texas Instruments Inc	46,108	8,150
Thoughtworks Holding Inc *	2,200	38
Trade Desk Inc/The, Cl A *	21,600	1,124
Trimble Inc *	12,828	873
Twilio Inc, Cl A *	8,400	883
Tyler Technologies Inc *	2,000	712
Ubiquiti Inc (A)	300	78
Unity Software Inc *	7,700	308
Universal Display Corp	2,200	278
VeriSign Inc *	4,985	870
Viasat Inc *	3,600	142
Visa Inc, Cl A	82,500	17,504
VMware Inc, Cl A *	10,751	1,377
Vontier Corp	8,701	233
Western Digital Corp *	15,796	959
Western Union Co/The	20,528	372
WEX Inc *	2,300	392
Wix.com Ltd *	2,700	170

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wolfspeed Inc *	6,000	$451
Workday Inc, Cl A *	9,700	1,516
Xerox Holdings Corp	6,499	122
Zebra Technologies Corp, Cl A *	2,525	854
Zendesk Inc *	6,100	558
Zoom Video Communications Inc, Cl A *	10,700	1,150
Zscaler Inc *	4,000	612

		513,558
Materials — 2.6%
Air Products and Chemicals Inc	11,094	2,731
Albemarle Corp	5,573	1,451
Alcoa Corp	8,600	531
Amcor PLC	71,600	938
AptarGroup Inc	3,500	375
Ardagh Metal Packaging SA	10,100	61
Ashland Global Holdings Inc	2,676	286
Avery Dennison Corp	4,210	726
Axalta Coating Systems Ltd *	10,600	288
Ball Corp	15,400	1,092
Berry Global Group Inc *	6,900	402
Celanese Corp, Cl A	5,183	811
CF Industries Holdings Inc	10,830	1,070
Chemours Co/The	8,200	353
Cleveland-Cliffs Inc *	20,700	480
Corteva Inc	35,876	2,247
Crown Holdings Inc	6,251	653
Diversey Holdings Ltd *	2,800	27
Dow Inc	36,876	2,507
DuPont de Nemours Inc	25,509	1,731
Eagle Materials Inc	2,100	274
Eastman Chemical Co	6,328	697
Ecolab Inc	12,355	2,025
Element Solutions Inc	11,900	253
FMC Corp	6,420	787
Freeport-McMoRan Inc, Cl B	71,924	2,811
Graphic Packaging Holding Co	14,600	325
Huntsman Corp	10,629	385
International Flavors & Fragrances Inc	12,452	1,646
International Paper Co	19,555	947
Louisiana-Pacific Corp	4,500	311
LyondellBasell Industries NV, Cl A	12,760	1,458
Martin Marietta Materials Inc	3,163	1,073
Mosaic Co/The	18,278	1,145
NewMarket Corp	300	99
Newmont Corp	40,233	2,730
Nucor Corp	13,590	1,800
Olin Corp	7,400	487
Packaging Corp of America	4,699	739
PPG Industries Inc	11,665	1,475
Reliance Steel & Aluminum Co	3,200	622
Royal Gold Inc	3,300	373
RPM International Inc	6,569	579

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Scotts Miracle-Gro Co/The, Cl A	2,106	$199
Sealed Air Corp	7,668	477
Sherwin-Williams Co/The	11,811	3,166
Silgan Holdings Inc	4,308	189
Sonoco Products Co	5,046	295
Southern Copper Corp	4,268	264
Steel Dynamics Inc	9,500	811
Sylvamo Corp	1,905	97
United States Steel Corp	13,600	341
Valvoline Inc	9,404	315
Vulcan Materials Co	6,657	1,098
Westlake Corp	1,700	225
Westrock Co	13,345	647

		49,925
Real Estate — 3.4%
Alexandria Real Estate Equities Inc ‡	8,200	1,361
American Campus Communities Inc *‡	7,000	455
American Homes 4 Rent, Cl A ‡	14,300	529
American Tower Corp, Cl A ‡	22,412	5,740
Americold Realty Trust Inc ‡	13,300	368
Apartment Income Corp ‡	8,105	364
AvalonBay Communities Inc ‡	7,041	1,464
Boston Properties Inc ‡	7,984	888
Brixmor Property Group Inc ‡	15,100	368
Camden Property Trust ‡	5,047	724
CBRE Group Inc, Cl A *	16,517	1,368
Cousins Properties Inc ‡	7,900	273
Crown Castle International Corp ‡	21,296	4,039
CubeSmart ‡	11,100	494
Digital Realty Trust Inc ‡	13,996	1,954
Douglas Emmett Inc ‡	8,600	243
Duke Realty Corp ‡	19,209	1,015
EPR Properties ‡	3,800	195
Equinix Inc ‡	4,463	3,067
Equity LifeStyle Properties Inc ‡	9,000	681
Equity Residential ‡	18,377	1,412
Essex Property Trust Inc ‡	3,263	926
Extra Space Storage Inc ‡	6,500	1,158
Federal Realty Investment Trust ‡	3,996	459
First Industrial Realty Trust Inc ‡	6,800	361
Gaming and Leisure Properties Inc ‡	11,635	545
Healthcare Trust of America Inc, Cl A ‡	11,200	337
Healthpeak Properties Inc ‡	27,274	810
Highwoods Properties Inc ‡	5,400	212
Host Hotels & Resorts Inc ‡	33,340	667
Howard Hughes Corp/The *	2,273	191
Hudson Pacific Properties Inc ‡	7,600	151
Invitation Homes Inc ‡	28,800	1,086
Iron Mountain Inc ‡	14,703	793
JBG SMITH Properties ‡	6,318	163
Jones Lang LaSalle Inc *	2,600	513
Kilroy Realty Corp ‡	6,000	364

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kimco Realty Corp ‡	29,771	$704
Lamar Advertising Co, Cl A ‡	4,440	435
Life Storage Inc ‡	4,250	496
Medical Properties Trust Inc ‡	29,900	556
Mid-America Apartment Communities Inc ‡	5,850	1,059
National Retail Properties Inc ‡	8,800	390
Omega Healthcare Investors Inc ‡	12,200	363
Opendoor Technologies Inc *	23,600	171
Orion Office Inc ‡	2,913	39
Park Hotels & Resorts Inc ‡	12,188	220
Prologis Inc ‡	36,744	4,684
Public Storage ‡	7,568	2,502
Rayonier Inc ‡	7,504	309
Realty Income Corp ‡	28,239	1,926
Regency Centers Corp ‡	8,758	597
Rexford Industrial Realty Inc ‡	7,800	498
SBA Communications Corp, Cl A ‡	5,432	1,829
Simon Property Group Inc ‡	16,081	1,844
SL Green Realty Corp ‡	3,455	213
Spirit Realty Capital Inc ‡	6,320	265
STORE Capital Corp ‡	12,500	345
Sun Communities Inc ‡	5,800	952
UDR Inc ‡	15,893	760
Ventas Inc ‡	20,092	1,140
VICI Properties Inc ‡	42,500	1,311
Vornado Realty Trust ‡	8,936	312
Welltower Inc ‡	21,383	1,905
Weyerhaeuser Co ‡	37,846	1,496
WP Carey Inc ‡	9,700	816
Zillow Group Inc, Cl A *	3,343	134
Zillow Group Inc, Cl C *	8,586	343

		64,352
Utilities — 2.9%
AES Corp/The	33,824	745
Alliant Energy Corp	11,852	756
Ameren Corp	12,290	1,170
American Electric Power Co Inc	25,050	2,556
American Water Works Co Inc	9,000	1,361
Atmos Energy Corp	6,591	767
Avangrid Inc	3,094	147
Brookfield Renewable Corp, Cl A	6,600	239
CenterPoint Energy Inc	28,415	911
CMS Energy Corp	14,642	1,040
Consolidated Edison Inc	17,516	1,739
Constellation Energy Corp	15,592	968
Dominion Energy Inc	39,670	3,341
DTE Energy Co	9,764	1,296
Duke Energy Corp	38,016	4,278
Edison International	18,879	1,320
Entergy Corp	9,698	1,167
Essential Utilities Inc	10,646	492
Evergy Inc	11,649	815

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eversource Energy	17,326	$1,599
Exelon Corp	47,876	2,353
FirstEnergy Corp	27,527	1,182
Hawaiian Electric Industries Inc	5,446	235
IDACORP Inc	2,700	294
National Fuel Gas Co	4,489	330
NextEra Energy Inc	97,792	7,402
NiSource Inc	20,021	630
NRG Energy Inc	12,600	580
OGE Energy Corp	10,136	419
PG&E Corp *	100,518	1,226
Pinnacle West Capital Corp	5,792	450
PPL Corp	38,026	1,148
Public Service Enterprise Group Inc	24,752	1,696
Sempra Energy	16,023	2,625
Southern Co/The	52,203	3,950
UGI Corp	10,625	454
Vistra Corp	22,400	591
WEC Energy Group Inc	15,357	1,614
Xcel Energy Inc	26,481	1,995

		55,881
Total Common Stock
(Cost $511,959) ($ Thousands)		1,912,144

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P.
0.760% **†(B)	4,264,833	4,261

Total Affiliated Partnership
(Cost $4,265) ($ Thousands)		4,261

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	7,430,937	7,431

Total Cash Equivalent
(Cost $7,431) ($ Thousands)		7,431

Total Investments in Securities — 100.3%
(Cost $523,655) ($ Thousands)		$1,923,836

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Large Cap Index Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	29	Jun-2022	$6,091	$5,990	$(101)
S&P Mid Cap 400 Index E-MINI	5	Jun-2022	1,276	1,257	(19)
			$7,367	$7,247	$(120)

Percentages are based on Net Assets of $1,919,037 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $4,027 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $4,261 ($ Thousands).

Cl — Class
L.P. — Limited Partnership
Ltd. — Limited
PLC — Public Limited Company
S&P— Standard & Poor's

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,912,144	–	–	1,912,144
Affiliated Partnership	–	4,261	–	4,261
Cash Equivalent	7,431	–	–	7,431
Total Investments in Securities	1,919,575	4,261	–	1,923,836

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(120)	–	–	(120)
Total Other Financial Instruments	(120)	–	–	(120)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Investment Co.	$428	$—	$(79)	$51	$(82)	$318	5,442	$5	$—
SEI Liquidity Fund, L.P.	10,182	71,600	(77,519)	1	(3)	4,261	4,264,833	42	—
SEI Daily Income Trust, Government Fund, Cl F	2,414	313,282	(308,265)	—	—	7,431	7,430,937	4	—
Totals	$13,024	$384,882	$(385,863)	$52	$(85)	$12,010		$51	$-

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

S&P 500 Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.0%

Communication Services — 8.7%
Activision Blizzard Inc	112,500	$8,762
Alphabet Inc, Cl A *	43,441	98,839
Alphabet Inc, Cl C *	40,163	91,603
AT&T Inc	1,031,991	21,971
Charter Communications Inc, Cl A *	17,200	8,719
Comcast Corp, Cl A	653,848	28,952
DISH Network Corp, Cl A *	35,468	810
Electronic Arts Inc	40,600	5,629
Fox Corp	67,257	2,329
Interpublic Group of Cos Inc/The	57,500	1,853
Live Nation Entertainment Inc *	19,700	1,872
Lumen Technologies Inc	134,774	1,650
Match Group Inc *	41,200	3,246
Meta Platforms Inc, Cl A *	333,778	64,633
Netflix Inc *	64,179	12,672
News Corp	17,500	308
News Corp, Cl A	55,583	967
Omnicom Group Inc	30,200	2,253
Paramount Global, Cl B	88,381	3,034
Take-Two Interactive Software Inc *	22,800	2,839
T-Mobile US Inc *	84,800	11,303
Twitter Inc *	116,300	4,605
Verizon Communications Inc	606,752	31,121
Walt Disney Co/The *	263,119	29,059
Warner Bros Discovery Inc *	319,246	5,890

		444,919
Consumer Discretionary — 10.8%
Advance Auto Parts Inc	9,000	1,709
Amazon.com Inc *	63,260	152,089
Aptiv PLC *	39,000	4,143
AutoZone Inc *	2,945	6,066
Bath & Body Works Inc	37,300	1,530
Best Buy Co Inc	31,287	2,567
Booking Holdings Inc *	5,884	13,201

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BorgWarner Inc	34,800	$1,403
Caesars Entertainment Inc *	31,300	1,570
CarMax Inc *	23,400	2,323
Carnival Corp, Cl A *	118,300	1,642
Chipotle Mexican Grill Inc, Cl A *	4,020	5,638
Darden Restaurants Inc	18,595	2,324
Dollar General Corp	33,500	7,381
Dollar Tree Inc *	32,469	5,206
Domino's Pizza Inc	5,300	1,925
DR Horton Inc	46,591	3,501
eBay Inc	90,283	4,394
Etsy Inc *	18,600	1,509
Expedia Group Inc *	21,695	2,806
Ford Motor Co	567,943	7,769
Garmin Ltd	22,195	2,344
General Motors Co *	209,787	8,115
Genuine Parts Co	20,600	2,817
Hasbro Inc	18,795	1,687
Hilton Worldwide Holdings Inc	40,200	5,663
Home Depot Inc/The	150,987	45,711
Las Vegas Sands Corp *	50,200	1,780
Lennar Corp, Cl A	38,091	3,057
LKQ Corp	38,800	1,994
Lowe's Cos Inc	97,387	19,020
Marriott International Inc/MD, Cl A	39,536	6,784
McDonald's Corp	107,987	27,235
MGM Resorts International	55,000	1,923
Mohawk Industries Inc *	8,000	1,132
Newell Brands Inc	55,490	1,190
NIKE Inc, Cl B	184,482	21,926
Norwegian Cruise Line Holdings Ltd *(A)	60,500	969
NVR Inc *	470	2,092
O'Reilly Automotive Inc *	9,700	6,180
Penn National Gaming Inc *	24,200	773
Pool Corp	5,800	2,312
PulteGroup Inc	36,383	1,647
PVH Corp	9,900	702
Ralph Lauren Corp, Cl A	6,795	687
Ross Stores Inc	51,400	4,370
Royal Caribbean Cruises Ltd *	32,800	1,905
Starbucks Corp	166,182	13,045
Tapestry Inc	38,691	1,335
Target Corp	69,191	11,201
Tesla Inc *	121,000	91,749
TJX Cos Inc/The	172,282	10,952
Tractor Supply Co	16,600	3,110
Ulta Beauty Inc *	7,800	3,300
Under Armour Inc, Cl A *	26,395	279
Under Armour Inc, Cl C *	30,032	291
VF Corp	47,091	2,376
Whirlpool Corp	8,500	1,566
Wynn Resorts Ltd *	15,000	991

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yum! Brands Inc	42,000	$5,102

		550,008
Consumer Staples — 6.4%
Altria Group Inc	263,383	14,246
Archer-Daniels-Midland Co	80,791	7,337
Brown-Forman Corp, Cl B	26,490	1,752
Campbell Soup Co	29,291	1,403
Church & Dwight Co Inc	35,000	3,152
Clorox Co/The	17,800	2,587
Coca-Cola Co/The	561,957	35,617
Colgate-Palmolive Co	121,691	9,591
Conagra Brands Inc	69,887	2,299
Constellation Brands Inc, Cl A	23,700	5,818
Costco Wholesale Corp	64,100	29,885
Estee Lauder Cos Inc/The, Cl A	33,600	8,556
General Mills Inc	87,096	6,084
Hershey Co/The	21,100	4,467
Hormel Foods Corp	41,192	2,005
J M Smucker Co/The	15,695	1,968
Kellogg Co	37,000	2,580
Kimberly-Clark Corp	48,596	6,464
Kraft Heinz Co/The	102,391	3,873
Kroger Co/The	96,582	5,116
Lamb Weston Holdings Inc	21,300	1,440
McCormick & Co Inc/MD	36,090	3,346
Molson Coors Beverage Co, Cl B	27,595	1,541
Mondelez International Inc, Cl A	200,578	12,749
Monster Beverage Corp *	54,231	4,833
PepsiCo Inc	199,978	33,546
Philip Morris International Inc	223,978	23,798
Procter & Gamble Co/The	346,567	51,250
Sysco Corp	73,300	6,170
Tyson Foods Inc, Cl A	42,587	3,816
Walgreens Boots Alliance Inc	103,387	4,531
Walmart Inc	204,483	26,303

		328,123
Energy — 4.7%
APA Corp	53,000	2,492
Baker Hughes Co, Cl A	130,700	4,703
Chevron Corp	278,701	48,678
ConocoPhillips	188,241	21,151
Coterra Energy Inc, Cl A	117,387	4,030
Devon Energy Corp	90,900	6,809
Diamondback Energy Inc	24,800	3,770
EOG Resources Inc	84,491	11,572
Exxon Mobil Corp	612,000	58,752
Halliburton Co	129,691	5,252
Hess Corp	39,800	4,898
Kinder Morgan Inc	281,483	5,542
Marathon Oil Corp	112,600	3,539
Marathon Petroleum Corp	83,611	8,511

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Occidental Petroleum Corp	128,124	$8,880
ONEOK Inc	64,291	4,234
Phillips 66	67,596	6,814
Pioneer Natural Resources Co	32,796	9,115
Schlumberger NV	202,666	9,315
Valero Energy Corp	59,000	7,646
Williams Cos Inc/The	175,396	6,500

		242,203
Financials — 11.2%
Aflac Inc	86,582	5,244
Allstate Corp/The	40,500	5,536
American Express Co	88,887	15,006
American International Group Inc	119,878	7,034
Ameriprise Financial Inc	16,000	4,420
Aon PLC, Cl A	31,000	8,546
Arthur J Gallagher & Co	30,100	4,874
Assurant Inc	8,295	1,466
Bank of America Corp	1,027,483	38,222
Bank of New York Mellon Corp/The	106,787	4,977
Berkshire Hathaway Inc, Cl B *	264,728	83,649
BlackRock Inc, Cl A	20,596	13,780
Brown & Brown Inc	34,300	2,036
Capital One Financial Corp	59,796	7,646
Cboe Global Markets Inc	15,400	1,730
Charles Schwab Corp/The	217,191	15,225
Chubb Ltd	62,247	13,152
Cincinnati Financial Corp	21,796	2,787
Citigroup Inc	286,757	15,316
Citizens Financial Group Inc	71,500	2,959
CME Group Inc, Cl A	51,895	10,318
Comerica Inc	19,091	1,589
Discover Financial Services	41,600	4,721
Everest Re Group Ltd	5,700	1,610
FactSet Research Systems Inc	5,500	2,100
Fifth Third Bancorp	98,600	3,888
First Republic Bank/CA	25,900	4,015
Franklin Resources Inc	41,195	1,116
Globe Life Inc	13,646	1,331
Goldman Sachs Group Inc/The	49,091	16,045
Hartford Financial Services Group Inc/The	48,400	3,509
Huntington Bancshares Inc/OH	207,961	2,887
Intercontinental Exchange Inc	81,100	8,304
Invesco Ltd	48,500	938
JPMorgan Chase & Co	427,257	56,496
KeyCorp	135,300	2,701
Lincoln National Corp	24,400	1,413
Loews Corp	28,387	1,859
M&T Bank Corp	25,893	4,660
MarketAxess Holdings Inc	5,500	1,549
Marsh & McLennan Cos Inc	72,891	11,659
MetLife Inc	101,287	6,826
Moody's Corp	23,400	7,057

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Morgan Stanley	204,853	$17,646
MSCI Inc, Cl A	11,800	5,220
Nasdaq Inc	17,100	2,655
Northern Trust Corp	29,996	3,352
PNC Financial Services Group Inc/The	60,691	10,646
Principal Financial Group Inc	35,391	2,581
Progressive Corp/The	84,383	10,074
Prudential Financial Inc	54,600	5,801
Raymond James Financial Inc	27,200	2,679
Regions Financial Corp	136,300	3,011
S&P Global Inc	51,153	17,877
Signature Bank/New York NY	9,200	1,990
State Street Corp	52,900	3,835
SVB Financial Group *	8,500	4,153
Synchrony Financial	75,421	2,794
T Rowe Price Group Inc	33,100	4,207
Travelers Cos Inc/The	34,796	6,230
Truist Financial Corp	192,792	9,589
US Bancorp	195,083	10,353
W R Berkley Corp	30,500	2,169
Wells Fargo & Co	561,648	25,707
Willis Towers Watson PLC	17,745	3,745
Zions Bancorp NA	22,200	1,266

		567,776
Health Care — 14.2%
Abbott Laboratories	255,548	30,017
AbbVie Inc	255,513	37,655
ABIOMED Inc *	6,500	1,714
Agilent Technologies Inc	43,391	5,535
Align Technology Inc *	10,600	2,943
AmerisourceBergen Corp, Cl A	21,796	3,374
Amgen Inc	81,391	20,896
Anthem Inc	35,096	17,885
Baxter International Inc	72,229	5,493
Becton Dickinson and Co	41,139	10,523
Biogen Inc *	21,200	4,240
Bio-Rad Laboratories Inc, Cl A *	3,100	1,667
Bio-Techne Corp	5,700	2,108
Boston Scientific Corp *	205,800	8,440
Bristol-Myers Squibb Co	315,070	23,772
Cardinal Health Inc	40,396	2,275
Catalent Inc *	25,900	2,669
Centene Corp *	84,264	6,863
Cerner Corp	45,200	4,287
Charles River Laboratories International Inc *	7,300	1,709
Cigna Corp	46,707	12,531
Cooper Cos Inc/The	7,200	2,525
CVS Health Corp	189,657	18,349
Danaher Corp	92,000	24,271
DaVita Inc *	8,795	857
DENTSPLY SIRONA Inc	31,991	1,266

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dexcom Inc *	14,100	$4,201
Edwards Lifesciences Corp *	90,200	9,097
Eli Lilly & Co	114,745	35,966
Gilead Sciences Inc	181,178	11,749
HCA Healthcare Inc	34,595	7,279
Henry Schein Inc *	20,200	1,730
Hologic Inc *	36,200	2,725
Humana Inc	18,596	8,447
IDEXX Laboratories Inc *	12,300	4,817
Illumina Inc *	22,700	5,436
Incyte Corp *	27,400	2,079
Intuitive Surgical Inc *	51,700	11,769
IQVIA Holdings Inc *	27,600	5,941
Johnson & Johnson	380,570	68,324
Laboratory Corp of America Holdings	13,400	3,306
McKesson Corp	21,660	7,120
Medtronic PLC	194,261	19,455
Merck & Co Inc	365,070	33,597
Mettler-Toledo International Inc *	3,300	4,244
Moderna Inc *	50,900	7,397
Molina Healthcare Inc *	8,500	2,467
Organon & Co	37,147	1,410
PerkinElmer Inc	18,400	2,754
Pfizer Inc	811,335	43,033
Quest Diagnostics Inc	17,200	2,426
Regeneron Pharmaceuticals Inc *	15,400	10,237
ResMed Inc	21,100	4,293
STERIS PLC	14,400	3,286
Stryker Corp	48,496	11,372
Teleflex Inc	6,800	1,957
Thermo Fisher Scientific Inc	56,991	32,346
UnitedHealth Group Inc	136,187	67,655
Universal Health Services Inc, Cl B	10,600	1,321
Vertex Pharmaceuticals Inc *	36,800	9,886
Viatris Inc, Cl W *	176,305	2,163
Waters Corp *	8,900	2,919
West Pharmaceutical Services Inc	10,700	3,321
Zimmer Biomet Holdings Inc	30,395	3,654
Zoetis Inc, Cl A	68,300	11,675

		726,718
Industrials — 7.7%
3M Co	82,491	12,315
A O Smith Corp	19,300	1,160
Alaska Air Group Inc *	17,900	864
Allegion plc	13,096	1,462
American Airlines Group Inc *	94,791	1,694
AMETEK Inc	33,400	4,057
Boeing Co/The *	79,191	10,406
Carrier Global Corp	123,485	4,854
Caterpillar Inc	78,191	16,878
CH Robinson Worldwide Inc	18,995	2,061
Cintas Corp	12,795	5,097

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Copart Inc *	30,900	$3,539
CSX Corp	320,334	10,183
Cummins Inc	20,696	4,328
Deere & Co	40,496	14,489
Delta Air Lines Inc *	92,287	3,848
Dover Corp	20,800	2,785
Eaton Corp PLC	57,595	7,983
Emerson Electric Co	85,791	7,606
Equifax Inc	17,595	3,564
Expeditors International of Washington Inc	24,691	2,687
Fastenal Co	82,982	4,445
FedEx Corp	35,200	7,905
Fortive Corp	52,225	3,226
Fortune Brands Home & Security Inc	19,700	1,366
Generac Holdings Inc *	9,100	2,249
General Dynamics Corp	33,296	7,489
General Electric Co	158,786	12,431
Honeywell International Inc	99,087	19,185
Howmet Aerospace Inc	55,366	1,981
Huntington Ingalls Industries Inc	5,800	1,221
IDEX Corp	11,100	2,126
Illinois Tool Works Inc	41,295	8,592
Ingersoll Rand Inc	59,327	2,797
Jacobs Engineering Group Inc	18,696	2,619
JB Hunt Transport Services Inc	12,200	2,106
Johnson Controls International plc	101,446	5,530
L3Harris Technologies Inc	28,360	6,832
Leidos Holdings Inc	20,500	2,142
Lockheed Martin Corp	35,056	15,429
Masco Corp	35,000	1,984
Nielsen Holdings PLC	52,500	1,342
Nordson Corp	7,800	1,700
Norfolk Southern Corp	34,596	8,291
Northrop Grumman Corp	21,196	9,919
Old Dominion Freight Line Inc	13,400	3,460
Otis Worldwide Corp	61,292	4,560
PACCAR Inc	50,100	4,351
Parker-Hannifin Corp	18,500	5,035
Pentair PLC	24,000	1,204
Quanta Services Inc	20,800	2,475
Raytheon Technologies Corp	215,708	20,518
Republic Services Inc, Cl A	30,400	4,069
Robert Half International Inc	15,695	1,415
Rockwell Automation Inc	16,896	3,602
Rollins Inc	33,200	1,177
Snap-on Inc	7,700	1,708
Southwest Airlines Co *	85,387	3,916
Stanley Black & Decker Inc	23,695	2,812
Textron Inc	31,891	2,082
Trane Technologies PLC	33,696	4,652
TransDigm Group Inc *	7,600	4,601
Union Pacific Corp	92,087	20,239

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Airlines Holdings Inc *	47,200	$2,248
United Parcel Service Inc, Cl B	105,387	19,207
United Rentals Inc *	10,500	3,131
Verisk Analytics Inc, Cl A	23,400	4,093
Waste Management Inc	55,600	8,813
Westinghouse Air Brake Technologies Corp	27,253	2,574
WW Grainger Inc	6,300	3,069
Xylem Inc/NY	26,300	2,216

		391,994
Information Technology — 26.8%
Accenture PLC, Cl A	91,396	27,278
Adobe Inc *	68,195	28,402
Advanced Micro Devices Inc *	236,289	24,068
Akamai Technologies Inc *	23,696	2,394
Amphenol Corp, Cl A	86,482	6,128
Analog Devices Inc	75,855	12,774
ANSYS Inc *	12,600	3,281
Apple Inc	2,241,584	333,637
Applied Materials Inc	128,300	15,048
Arista Networks Inc *	32,300	3,304
Autodesk Inc *	31,800	6,606
Automatic Data Processing Inc	60,691	13,531
Broadcom Inc	59,659	34,610
Broadridge Financial Solutions Inc	16,900	2,471
Cadence Design Systems Inc *	40,000	6,149
CDW Corp/DE	19,600	3,329
Ceridian HCM Holding Inc *	19,500	1,098
Cisco Systems Inc	609,543	27,460
Citrix Systems Inc	18,100	1,823
Cognizant Technology Solutions Corp, Cl A	75,795	5,662
Corning Inc	107,970	3,868
DXC Technology Co *	35,852	1,263
Enphase Energy Inc *	19,400	3,612
EPAM Systems Inc *	8,200	2,776
F5 Inc *	8,700	1,418
Fidelity National Information Services Inc	87,900	9,186
Fiserv Inc *	85,800	8,595
FleetCor Technologies Inc *	11,800	2,936
Fortinet Inc *	19,700	5,795
Gartner Inc *	11,900	3,123
Global Payments Inc	41,372	5,421
Hewlett Packard Enterprise Co	187,074	2,918
HP Inc	156,274	6,070
Intel Corp	588,552	26,144
International Business Machines Corp	129,551	17,987
Intuit Inc	40,900	16,951
IPG Photonics Corp *	5,000	527
Jack Henry & Associates Inc	10,600	1,994
Juniper Networks Inc	47,600	1,460
Keysight Technologies Inc *	26,400	3,844
KLA Corp	21,800	7,954
Lam Research Corp	20,195	10,502

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mastercard Inc, Cl A	124,747	$44,643
Microchip Technology Inc	80,292	5,833
Micron Technology Inc	161,800	11,947
Microsoft Corp	1,083,904	294,681
Monolithic Power Systems Inc	6,300	2,838
Motorola Solutions Inc	24,388	5,359
NetApp Inc	32,191	2,316
NortonLifeLock Inc	84,800	2,064
NVIDIA Corp	361,432	67,487
NXP Semiconductors NV	38,400	7,287
Oracle Corp	227,665	16,374
Paychex Inc	46,387	5,744
Paycom Software Inc *	7,000	1,990
PayPal Holdings Inc *	168,283	14,339
PTC Inc *	15,200	1,771
Qorvo Inc *	15,900	1,777
QUALCOMM Inc	162,878	23,327
Roper Technologies Inc	15,300	6,769
Salesforce Inc *	142,391	22,817
Seagate Technology Holdings PLC	29,100	2,464
ServiceNow Inc *	28,900	13,510
Skyworks Solutions Inc	23,896	2,602
SolarEdge Technologies Inc *	7,600	2,073
Synopsys Inc *	22,200	7,086
TE Connectivity Ltd	47,291	6,119
Teledyne Technologies Inc *	6,751	2,735
Teradyne Inc	23,500	2,568
Texas Instruments Inc	133,483	23,595
Trimble Inc *	36,300	2,470
Tyler Technologies Inc *	5,900	2,099
VeriSign Inc *	14,000	2,444
Visa Inc, Cl A	239,770	50,872
Western Digital Corp *	45,231	2,745
Zebra Technologies Corp, Cl A *	7,700	2,604

		1,368,746
Materials — 2.8%
Air Products and Chemicals Inc	32,000	7,877
Albemarle Corp	17,000	4,427
Amcor PLC	218,962	2,868
Avery Dennison Corp	12,000	2,071
Ball Corp	47,192	3,345
Celanese Corp, Cl A	15,700	2,457
CF Industries Holdings Inc	31,000	3,062
Corteva Inc	104,931	6,571
Dow Inc	106,265	7,224
DuPont de Nemours Inc	73,982	5,020
Eastman Chemical Co	18,796	2,071
Ecolab Inc	36,215	5,936
FMC Corp	18,300	2,243
Freeport-McMoRan Inc, Cl B	212,000	8,285
International Flavors & Fragrances Inc	36,754	4,858
International Paper Co	55,996	2,713

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Linde PLC	74,060	$24,046
LyondellBasell Industries NV, Cl A	37,956	4,337
Martin Marietta Materials Inc	9,100	3,088
Mosaic Co/The	53,591	3,357
Newmont Corp	115,183	7,815
Nucor Corp	39,287	5,204
Packaging Corp of America	13,800	2,170
PPG Industries Inc	34,500	4,364
Sealed Air Corp	21,700	1,349
Sherwin-Williams Co/The	34,800	9,328
Vulcan Materials Co	19,200	3,166
Westrock Co	38,482	1,866

		141,118
Real Estate — 2.7%
Alexandria Real Estate Equities Inc ‡	21,200	3,518
American Tower Corp, Cl A ‡	65,800	16,853
AvalonBay Communities Inc ‡	20,200	4,201
Boston Properties Inc ‡	20,800	2,313
Camden Property Trust ‡	14,800	2,124
CBRE Group Inc, Cl A *	48,391	4,009
Crown Castle International Corp ‡	62,396	11,833
Digital Realty Trust Inc ‡	41,000	5,723
Duke Realty Corp ‡	55,500	2,932
Equinix Inc ‡	13,057	8,971
Equity Residential ‡	49,396	3,795
Essex Property Trust Inc ‡	9,500	2,697
Extra Space Storage Inc ‡	19,400	3,457
Federal Realty Investment Trust ‡	10,100	1,161
Healthpeak Properties Inc ‡	78,600	2,334
Host Hotels & Resorts Inc ‡	103,374	2,066
Iron Mountain Inc ‡	41,901	2,258
Kimco Realty Corp ‡	89,887	2,126
Mid-America Apartment Communities Inc ‡	16,700	3,023
Prologis Inc ‡	106,899	13,627
Public Storage ‡	21,995	7,272
Realty Income Corp ‡	81,700	5,574
Regency Centers Corp ‡	22,500	1,535
SBA Communications Corp, Cl A ‡	15,800	5,318
Simon Property Group Inc ‡	47,396	5,434
UDR Inc ‡	43,200	2,065
Ventas Inc ‡	57,700	3,274
Vornado Realty Trust ‡	22,596	790
Welltower Inc ‡	62,800	5,595
Weyerhaeuser Co ‡	108,745	4,298

		140,176
Utilities — 3.0%
AES Corp/The	97,200	2,142
Alliant Energy Corp	36,300	2,317
Ameren Corp	37,191	3,540
American Electric Power Co Inc	72,700	7,418
American Water Works Co Inc	26,200	3,963

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

S&P 500 Index Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Atmos Energy Corp	19,700	$2,291
CenterPoint Energy Inc	90,983	2,916
CMS Energy Corp	41,891	2,976
Consolidated Edison Inc	51,000	5,062
Constellation Energy Corp	47,563	2,953
Dominion Energy Inc	116,985	9,852
DTE Energy Co	28,200	3,742
Duke Energy Corp	111,091	12,500
Edison International	54,796	3,831
Entergy Corp	29,100	3,501
Evergy Inc	33,200	2,322
Eversource Energy	49,600	4,579
Exelon Corp	141,391	6,949
FirstEnergy Corp	83,087	3,569
NextEra Energy Inc	283,600	21,466
NiSource Inc	57,287	1,802
NRG Energy Inc	35,487	1,634
Pinnacle West Capital Corp	16,500	1,281
PPL Corp	108,500	3,275
Public Service Enterprise Group Inc	73,500	5,038
Sempra Energy	46,095	7,553
Southern Co/The	153,100	11,584
WEC Energy Group Inc	45,531	4,784
Xcel Energy Inc	77,783	5,860

		150,700
Total Common Stock
(Cost $2,290,429) ($ Thousands)		5,052,481

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.760% **†(B)	998,614	989

Total Affiliated Partnership
(Cost $997) ($ Thousands)		989

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	53,522,616	53,523

Total Cash Equivalent
(Cost $53,523) ($ Thousands)		53,523

Total Investments in Securities — 100.0%
(Cost $2,344,949) ($ Thousands)		$5,106,993

SEI Institutional Investments Trust / Annual Report / May 31, 2022

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	265	Jun-2022	$55,700	$54,739	$(961)

Percentages are based on Net Assets of $5,106,116 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $948 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $989 ($ Thousands).

Cl — Class
L.P. — Limited Partnership
PLC — Public Limited Company
S&P— Standard & Poor's

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	5,052,481	–	–	5,052,481
Affiliated Partnership	–	989	–	989
Cash Equivalent	53,523	–	–	53,523
Total Investments in Securities	5,106,004	989	–	5,106,993

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(961)	–	–	(961)
Total Other Financial Instruments	(961)	–	–	(961)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$14,433	$100,033	$(113,476)	$2	$(3)	$989	998,614	$7	$—
SEI Daily Income Trust, Government Fund, Cl F	64,021	591,361	(601,859)	—	—	53,523	53,522,616	31	1
Totals	$78,454	$691,394	$(715,335)	$2	$(3)	$54,512		$38	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.2%

Communication Services — 3.2%
Advantage Solutions Inc *	18,900	$81
Altice USA Inc, Cl A *	47,675	543
AMC Entertainment Holdings Inc, Cl A *(A)	119,394	1,712
AMC Networks Inc, Cl A *	6,660	262
Anterix Inc *	2,500	107
ATN International Inc	2,267	100
Audacy Inc, Cl A *	28,756	50
Bandwidth Inc, Cl A *	5,000	105
Boston Omaha Corp, Cl A *	4,300	94
Cable One Inc	1,300	1,694
Cardlytics Inc *	7,100	184
Cargurus Inc, Cl A *	20,900	529
Cars.com Inc *	15,200	157
Chicken Soup For The Soul Entertainment, Cl A *(A)	2,500	17
Cinemark Holdings Inc *	24,640	418
Clear Channel Outdoor Holdings Inc, Cl A *	88,200	139
Cogent Communications Holdings Inc	9,604	580
comScore Inc *	20,100	39
Consolidated Communications Holdings Inc *	16,612	110
CuriosityStream *	5,600	8
Daily Journal Corp *	300	83
Digital Media Solutions, Cl A *	600	1
EchoStar Corp, Cl A *	8,903	214
Emerald Holding Inc *	5,700	19
Entravision Communications Corp, Cl A	14,200	74
Eros Media World *	2,985	6
Eventbrite Inc, Cl A *	16,900	198
EverQuote Inc, Cl A *	4,400	39
EW Scripps Co/The, Cl A *	13,896	221
Fluent Inc *(A)	18,300	24
fuboTV *(A)	30,800	101

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gannett Co Inc *	32,687	$128
Globalstar Inc *(A)	146,200	205
Gogo Inc *	13,900	282
Gray Television Inc	19,500	385
Hemisphere Media Group Inc, Cl A *	3,500	24
IAC/InterActiveCorp *	17,876	1,525
IDT Corp, Cl B *	4,100	113
iHeartMedia Inc, Cl A *	24,700	291
IMAX Corp *	11,800	204
Integral Ad Science Holding *	7,600	93
Iridium Communications Inc *	28,146	1,044
John Wiley & Sons Inc, Cl A	9,772	518
Liberty Broadband Corp, Cl A *	5,283	645
Liberty Broadband Corp, Cl C *	33,414	4,182
Liberty Latin America Ltd, Cl A *	8,300	79
Liberty Latin America Ltd, Cl C *	34,462	328
Liberty Media Corp-Liberty Braves, Cl A *	1,803	46
Liberty Media Corp-Liberty Braves, Cl C *	9,065	223
Liberty Media Corp-Liberty Formula One, Cl A *	5,408	308
Liberty Media Corp-Liberty Formula One, Cl C *	46,342	2,887
Liberty Media Corp-Liberty SiriusXM, Cl A *	21,335	881
Liberty Media Corp-Liberty SiriusXM, Cl C *	38,722	1,591
Liberty TripAdvisor Holdings Inc, Cl A *	13,392	14
Lions Gate Entertainment Corp, Cl A *	14,516	149
Lions Gate Entertainment Corp, Cl B *	32,075	301
LiveOne *	5,200	4
Loyalty Ventures Inc *	4,280	45
Madison Square Garden Entertainment Corp *	6,011	407
Madison Square Garden Sports Corp, Cl A *	4,279	701
Magnite Inc *	31,638	348
Marcus Corp/The *(A)	5,161	81
MediaAlpha Inc, Cl A *	4,200	42
National CineMedia Inc (A)	15,007	18
New York Times Co/The, Cl A	40,182	1,386
Nexstar Media Group Inc, Cl A	9,044	1,585
Ooma Inc *	6,900	97
Outbrain *	5,800	36
Pinterest Inc, Cl A *	133,311	2,620
Playtika Holding Corp *	23,500	348
QuinStreet Inc *	11,286	124
Radius Global Infrastructure, Cl A *	16,500	246
Roku Inc, Cl A *	28,048	2,662
Scholastic Corp	6,567	246
Shenandoah Telecommunications Co	10,404	239
Sinclair Broadcast Group Inc, Cl A	10,311	250
Sirius XM Holdings Inc (A)	204,881	1,311
Skillz Inc, Cl A *(A)	69,300	132
Society Pass *(A)	700	1
Spotify Technology SA *	32,303	3,643

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Stagwell *	13,400	$106
TechTarget Inc *	6,100	434
TEGNA Inc	53,500	1,172
Telephone and Data Systems Inc	23,055	409
Telesat *(A)	2,700	45
Thryv Holdings *	1,400	37
TripAdvisor Inc *	22,500	559
TrueCar Inc *	22,900	76
United States Cellular Corp *	2,952	91
Vimeo Inc *	34,746	302
WideOpenWest Inc *	11,700	257
World Wrestling Entertainment Inc, Cl A	10,034	670
Yelp Inc, Cl A *	16,298	479
Ziff Davis Inc *	10,257	783

		46,347
Consumer Discretionary — 10.2%
1-800-Flowers.com Inc, Cl A *	5,400	53
1stdibs.com *	1,400	8
2U Inc *	15,900	148
Aaron's Co Inc/The	6,958	136
Abercrombie & Fitch Co, Cl A *	13,100	268
Academy Sports & Outdoors Inc	17,500	586
Accel Entertainment Inc, Cl A *	14,200	154
Acushnet Holdings Corp	7,900	322
Adient PLC *	21,800	772
ADT Inc	36,200	271
Adtalem Global Education Inc *	11,381	371
aka Brands Holding *	2,100	8
American Axle & Manufacturing Holdings Inc *	26,198	212
American Eagle Outfitters Inc (A)	35,122	425
American Outdoor Brands Inc *	3,095	36
American Public Education Inc *	5,227	73
America's Car-Mart Inc/TX *	1,250	136
AMMO *(A)	17,700	78
Aramark	55,800	1,923
Arcimoto *(A)	5,900	24
Arko Corp	14,500	131
Asbury Automotive Group Inc *	5,598	1,014
Aterian *	4,200	14
AutoNation Inc *	9,500	1,136
Bally's Corp *	8,028	210
Barnes & Noble Education Inc *	8,200	21
Bassett Furniture Industries Inc	2,000	33
Beazer Homes USA Inc *	7,161	116
Bed Bath & Beyond Inc *(A)	19,300	167
Big 5 Sporting Goods Corp (A)	5,600	71
Big Lots Inc	7,446	182
Biglari Holdings Inc, Cl B *	182	24
BJ's Restaurants Inc *	4,642	122
Bloomin' Brands Inc	20,150	425
Bluegreen Vacations Holding Corp, Cl A	3,387	94

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Boot Barn Holdings Inc *	6,600	$533
Boyd Gaming Corp	19,845	1,166
Bright Horizons Family Solutions Inc *	14,535	1,316
Brinker International Inc *	10,382	315
Brunswick Corp/DE	17,683	1,330
Buckle Inc/The	6,651	219
Burlington Stores Inc *	15,800	2,659
Caleres Inc	8,576	244
Callaway Golf Co *	26,006	565
Camping World Holdings Inc, Cl A (A)	9,200	250
Canoo *(A)	23,900	80
Capri Holdings Ltd *	34,200	1,667
CarLotz *	9,300	5
CarParts.com Inc *	10,300	78
Carriage Services Inc, Cl A	3,506	142
Carrols Restaurant Group Inc	7,900	15
Carter's Inc	9,570	737
Carvana Co, Cl A *	20,500	604
Cato Corp/The, Cl A	4,596	60
Cavco Industries Inc *	2,131	473
Century Casinos Inc *	6,200	54
Century Communities Inc	7,600	413
Cheesecake Factory Inc/The	10,323	337
Chegg Inc *	31,010	603
Chico's FAS Inc *	27,051	134
Children's Place Inc/The *	3,433	163
Choice Hotels International Inc	8,377	1,071
Churchill Downs Inc	8,431	1,707
Chuy's Holdings Inc *	4,769	108
Citi Trends Inc *	1,797	54
Clarus Corp	6,221	136
Columbia Sportswear Co	8,944	696
Conn's Inc *	3,909	52
Container Store Group Inc/The *	7,800	60
Cooper-Standard Holdings Inc *	3,300	19
Coursera *	16,000	271
Cracker Barrel Old Country Store Inc	5,444	555
Crocs Inc *	13,103	731
Dana Inc	32,698	541
Dave & Buster's Entertainment Inc *	9,900	375
Deckers Outdoor Corp *	6,204	1,666
Denny's Corp *	14,463	150
Designer Brands Inc, Cl A	13,992	217
Dick's Sporting Goods Inc (A)	13,835	1,124
Dillard's Inc, Cl A (A)	1,362	411
Dine Brands Global Inc	3,672	270
DoorDash Inc, Cl A *	34,300	2,638
Dorman Products Inc *	6,040	610
DraftKings, Cl A *(A)	73,382	994
Drive Shack Inc *(A)	17,700	28
Duluth Holdings Inc, Cl B *	2,900	36
EBET *	2,500	8

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
El Pollo Loco Holdings Inc *	3,900	$40
Escalade Inc	2,500	33
Ethan Allen Interiors Inc	5,276	123
European Wax Center, Cl A	3,200	85
Everi Holdings Inc *	18,900	338
F45 Training Holdings *	4,400	28
Fiesta Restaurant Group Inc *	2,905	22
First Watch Restaurant Group *	2,400	38
Fisker *(A)	37,200	386
Five Below Inc *	13,305	1,738
Flexsteel Industries Inc	1,400	27
Floor & Decor Holdings Inc, Cl A *	23,300	1,758
Foot Locker Inc	20,500	676
Fossil Group Inc *	10,700	79
Fox Factory Holding Corp *	9,600	787
Franchise Group	6,800	270
Frontdoor Inc *	19,150	474
Full House Resorts *	7,000	49
Funko Inc, Cl A *	6,000	122
GameStop Corp, Cl A *(A)	14,700	1,834
GAN *(A)	7,900	27
Gap Inc/The	45,500	502
Genesco Inc *	2,769	156
Genius Brands International *(A)	76,600	58
Gentex Corp	56,890	1,768
Gentherm Inc *	7,548	520
G-III Apparel Group Ltd *	10,906	273
Golden Entertainment Inc *	4,131	195
Goodyear Tire & Rubber Co/The *	62,068	802
GoPro Inc, Cl A *	29,300	202
Graham Holdings Co, Cl B	900	552
Grand Canyon Education Inc *	9,015	804
Green Brick Partners Inc *	6,200	151
Greenlane Holdings Inc, Cl A *	2,400	1
Group 1 Automotive Inc	3,835	689
Groupon, Cl A *(A)	5,457	84
GrowGeneration Corp *(A)	12,100	62
Guess? Inc	10,117	211
H&R Block Inc	37,800	1,332
Hall of Fame Resort & Entertainment *	11,800	8
Hamilton Beach Brands Holding Co, Cl A	2,010	21
Hanesbrands Inc	80,000	950
Harley-Davidson Inc	34,600	1,217
Haverty Furniture Cos Inc	4,363	123
Helen of Troy Ltd *	5,448	1,009
Hibbett Inc	3,412	173
Hilton Grand Vacations Inc *	19,570	895
Hooker Furnishings Corp	2,700	47
Hovnanian Enterprises Inc, Cl A *	1,400	72
Hyatt Hotels Corp, Cl A *	11,227	992
Installed Building Products Inc	5,300	506
International Game Technology PLC (A)	22,500	482

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
iRobot Corp *(A)	6,202	$295
Jack in the Box Inc	5,021	343
JOANN (A)	2,500	20
Johnson Outdoors Inc, Cl A	1,400	91
KB Home	18,085	624
Kirkland's Inc *	3,000	17
Kohl's Corp	33,500	1,351
Kontoor Brands Inc	11,600	465
Krispy Kreme (A)	19,400	288
Kura Sushi USA Inc, Cl A *	800	30
Lands' End Inc *	2,862	33
Landsea Homes *	1,300	9
Latham Group *	7,300	69
Laureate Education Inc, Cl A	22,700	289
La-Z-Boy Inc, Cl Z	9,526	243
Lazydays Holdings Inc *	1,600	25
LCI Industries	5,749	687
Lear Corp	14,471	2,040
Legacy Housing Corp *	1,400	22
Leggett & Platt Inc	31,400	1,230
Leslie's Inc *	36,356	706
LGI Homes Inc *	4,900	480
Life Time Group Holdings *(A)	8,300	122
Lifetime Brands Inc	3,300	38
Light & Wonder, Cl A *	21,862	1,154
Lindblad Expeditions Holdings Inc *	6,900	99
Liquidity Services Inc *	5,922	80
Lithia Motors Inc, Cl A	7,033	2,141
Lordstown Motors, Cl A *(A)	34,900	72
Lovesac Co/The *	2,900	101
Lululemon Athletica Inc *	26,882	7,868
Lulu's Fashion Lounge Holdings *(A)	1,300	24
Lumber Liquidators Holdings Inc *	6,926	83
M/I Homes Inc *	6,594	308
Macy's Inc	68,800	1,627
Malibu Boats Inc, Cl A *	4,600	270
Marine Products Corp	1,800	19
MarineMax Inc *	5,161	214
Marriott Vacations Worldwide Corp	9,572	1,414
MasterCraft Boat Holdings Inc *	5,000	117
Mattel Inc *	83,900	2,108
MDC Holdings Inc	12,968	495
Meritage Homes Corp *	8,311	709
Mister Car Wash Inc *	16,500	200
Modine Manufacturing Co *	9,874	117
Monarch Casino & Resort Inc *	2,900	197
Monro Inc	7,828	371
Motorcar Parts of America Inc *	3,700	55
Movado Group Inc	3,520	119
Murphy USA Inc	5,600	1,395
Nathan's Famous Inc	900	46
National Vision Holdings Inc *	18,300	515

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nautilus Inc *	7,000	$15
NEOGAMES *	2,300	30
Noodles & Co, Cl A *	11,000	73
Nordstrom Inc (A)	24,200	640
ODP Corp/The *	10,512	401
Ollie's Bargain Outlet Holdings Inc *	14,700	690
ONE Group Hospitality *	4,200	38
OneSpaWorld Holdings Ltd *	12,400	117
OneWater Marine Inc, Cl A	2,200	75
Overstock.com Inc *(A)	10,300	319
Oxford Industries Inc	3,454	315
Papa John's International Inc	7,442	655
Party City Holdco Inc *	26,600	38
Patrick Industries Inc	5,225	314
Peloton Interactive Inc, Cl A *	68,335	954
Penske Automotive Group Inc	7,088	816
Perdoceo Education Corp *	16,254	177
Petco Health & Wellness Co Inc, Cl A *(A)	11,800	188
PetMed Express Inc (A)	4,596	101
Planet Fitness Inc, Cl A *	19,900	1,400
PlayAGS Inc *	8,100	47
PLBY Group *	7,100	63
Polaris Inc	13,407	1,429
Porch Group *	16,300	67
Portillo's, Cl A *(A)	5,000	93
PowerSchool Holdings, Cl A *	9,800	125
Purple Innovation Inc, Cl A *(A)	10,765	56
QuantumScape Corp, Cl A *(A)	55,300	707
Quotient Technology Inc *	21,000	88
Qurate Retail Inc	83,022	300
RCI Hospitality Holdings Inc	2,300	133
RealReal Inc/The *	17,400	57
Red Robin Gourmet Burgers Inc *	2,967	29
Red Rock Resorts Inc, Cl A	12,200	473
Regis Corp *	6,527	5
Rent the Runway, Cl A *(A)	3,700	16
Rent-A-Center Inc/TX, Cl A	15,040	414
Revolve Group Inc, Cl A *	8,000	235
RH *	4,011	1,164
Rivian Automotive Inc, Cl A *(A)	35,300	1,108
Rocky Brands Inc	1,600	60
Rush Street Interactive *	13,600	81
Ruth's Hospitality Group Inc	7,898	146
Sally Beauty Holdings Inc *	25,291	383
SeaWorld Entertainment Inc *	11,600	629
Service Corp International/US	38,289	2,681
Shake Shack Inc, Cl A *	8,500	414
Shift Technologies Inc *(A)	16,800	17
Shoe Carnival Inc	4,152	113
Shutterstock Inc	5,297	319
Signet Jewelers Ltd	11,900	709
Six Flags Entertainment Corp *	17,658	518

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Skechers USA Inc, Cl A *	30,246	$1,192
Skyline Champion Corp *	11,800	627
Sleep Number Corp *	5,009	230
Smith & Wesson Brands Inc	12,383	192
Snap One Holdings *(A)	2,800	35
Solo Brands, Cl A *	2,600	13
Sonic Automotive Inc, Cl A	5,064	231
Sonos Inc *	29,300	648
Sportsman's Warehouse Holdings Inc *	9,400	89
Standard Motor Products Inc	4,766	190
Steven Madden Ltd	18,151	675
Stitch Fix Inc, Cl A *	17,800	151
StoneMor *	6,900	24
Stoneridge Inc *	5,930	123
Strategic Education Inc	5,387	355
Stride Inc *	9,488	371
Sturm Ruger & Co Inc	3,942	268
Superior Group of Cos Inc	2,000	36
Sweetgreen, Cl A *	2,900	53
Target Hospitality Corp *	6,100	39
Taylor Morrison Home Corp, Cl A *	28,560	827
Tempur Sealy International Inc	40,792	1,076
Tenneco Inc, Cl A *	15,263	264
Terminix Global Holdings Inc *	28,500	1,237
Texas Roadhouse Inc, Cl A	15,766	1,229
Thor Industries Inc (A)	12,190	926
Tilly's Inc, Cl A	5,243	43
Toll Brothers Inc	25,739	1,299
TopBuild Corp *	7,600	1,499
Torrid Holdings *	2,700	16
Traeger *	4,800	23
Travel + Leisure Co	20,100	1,027
TravelCenters of America *	2,700	105
Tri Pointe Homes Inc *	25,173	530
Tupperware Brands Corp *	8,524	57
Udemy *	5,000	74
Unifi Inc *	2,480	39
Universal Electronics Inc *	2,887	77
Urban Outfitters Inc *	15,800	333
Vail Resorts Inc	9,412	2,374
Vera Bradley Inc *	5,870	40
Victoria's Secret & Co *	17,100	705
Vista Outdoor Inc *	13,073	504
Visteon Corp *	6,265	703
Vivint Smart Home *	22,400	134
VOXX International Corp, Cl A *	3,800	32
Vroom Inc *(A)	25,400	36
Vuzix *(A)	14,200	92
Wayfair Inc, Cl A *(A)	17,400	1,033
Weber, Cl A (A)	3,600	28
Wendy's Co/The	42,775	797
Williams-Sonoma Inc	16,837	2,154

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wingstop Inc	6,800	$542
Winmark Corp	791	156
Winnebago Industries Inc	7,235	358
Wolverine World Wide Inc	17,896	382
Workhorse Group Inc *(A)	25,800	80
WW International Inc *	12,174	86
Wyndham Hotels & Resorts Inc	22,100	1,771
XL Fleet *	8,200	10
Xometry, Cl A *(A)	5,600	190
XPEL Inc *	4,000	207
Xponential Fitness, Cl A *	2,000	38
YETI Holdings Inc *	21,200	970
Yum China Holdings Inc	101,548	4,616
Zumiez Inc *	4,803	158

		148,134
Consumer Staples — 3.4%
22nd Century Group Inc *(A)	39,100	71
Albertsons Cos Inc, Cl A	36,600	1,118
Andersons Inc/The	7,899	297
AppHarvest *(A)	21,800	69
B&G Foods Inc, Cl A (A)	14,611	330
Beauty Health Co/The *	21,400	305
BellRing Brands *	27,702	724
Beyond Meat Inc *(A)	13,000	344
BJ's Wholesale Club Holdings Inc *	32,800	1,898
Boston Beer Co Inc/The, Cl A *	2,283	811
Bunge Ltd	32,643	3,862
Calavo Growers Inc	4,426	151
Cal-Maine Foods Inc	9,028	431
Casey's General Stores Inc	8,859	1,856
Celsius Holdings Inc *	12,100	812
Central Garden & Pet Co *	2,600	118
Central Garden & Pet Co, Cl A *	9,529	403
Chefs' Warehouse Inc/The *	7,021	251
Coca-Cola Consolidated Inc	1,089	615
Coty Inc, Cl A *	77,200	547
Darling Ingredients Inc *	37,657	3,015
Duckhorn Portfolio *	8,000	157
Edgewell Personal Care Co	12,245	446
elf Beauty Inc *	10,800	288
Energizer Holdings Inc	15,345	460
Flowers Foods Inc	45,508	1,256
Fresh Del Monte Produce Inc	7,681	196
Freshpet Inc *	11,100	799
Grocery Outlet Holding Corp *	19,800	757
Hain Celestial Group Inc/The *	20,260	534
Herbalife Nutrition Ltd *	23,044	502
HF Foods Group Inc *	9,900	53
Honest *	18,200	63
Hostess Brands Inc, Cl A *	31,700	674
Ingles Markets Inc, Cl A	3,645	325
Ingredion Inc	15,765	1,493

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Inter Parfums Inc	4,106	$303
J & J Snack Foods Corp	3,864	495
John B Sanfilippo & Son Inc	1,819	139
Keurig Dr Pepper Inc	164,980	5,731
Laird Superfood *	1,300	3
Lancaster Colony Corp	4,229	516
Landec Corp *	4,693	45
Limoneira Co	2,895	35
MedAvail Holdings *	2,500	4
Medifast Inc	2,564	428
MGP Ingredients Inc	3,800	368
Mission Produce *	9,300	124
National Beverage Corp	5,204	258
Natural Grocers by Vitamin Cottage Inc	1,085	19
Nature's Sunshine Products Inc *	2,937	36
NewAge *	15,700	6
Nu Skin Enterprises Inc, Cl A	11,205	523
Oil-Dri Corp of America	1,010	24
Olaplex Holdings Inc *	18,500	298
Performance Food Group Co *	36,427	1,579
Pilgrim's Pride Corp *	10,307	343
Post Holdings Inc *	13,169	1,083
PriceSmart Inc	5,423	426
Primo Water Corp	35,300	506
Revlon Inc, Cl A *	2,920	12
Reynolds Consumer Products Inc	12,500	340
Rite Aid Corp *(A)	13,411	75
Sanderson Farms Inc	4,641	926
Seaboard Corp	57	236
Seneca Foods Corp, Cl A *	1,262	72
Simply Good Foods Co/The *	19,100	763
Sovos Brands *	5,900	83
SpartanNash Co	8,136	280
Spectrum Brands Holdings Inc	9,987	876
Sprouts Farmers Market Inc *	25,700	696
Tattooed Chef Inc *(A)	11,500	83
Thorne HealthTech *	1,500	9
Tootsie Roll Industries Inc	3,721	123
TreeHouse Foods Inc *	11,809	486
Turning Point Brands Inc	3,200	94
United Natural Foods Inc *	12,698	539
Universal Corp/VA	5,545	353
US Foods Holding Corp *	53,300	1,765
USANA Health Sciences Inc *	2,832	199
Utz Brands Inc	13,800	193
Vector Group Ltd	32,691	402
Veru Inc *(A)	14,700	190
Village Super Market Inc, Cl A	1,962	47
Vita Coco *(A)	2,400	29
Vital Farms Inc *	5,500	54
WD-40 Co	3,086	583
Weis Markets Inc	3,604	265

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Whole Earth Brands Inc *	10,300	$71
Zevia PBC, Cl A *	2,200	5

		49,172
Energy — 4.9%
Aemetis *(A)	5,000	41
Alto Ingredients *	15,300	68
Antero Midstream Corp	77,000	836
Antero Resources Corp *	65,580	2,812
Arch Resources Inc (A)	3,500	535
Archrock Inc	30,283	304
Berry Corp	19,400	216
Brigham Minerals Inc, Cl A	12,000	364
Bristow Group *	4,997	159
Cactus Inc, Cl A	12,400	650
California Resources Corp	18,600	812
Callon Petroleum Co *	11,100	649
Centennial Resource Development Inc/DE, Cl A *	42,700	339
Centrus Energy, Cl A *	2,000	51
ChampionX Corp	48,300	1,124
Cheniere Energy Inc	55,165	7,545
Chesapeake Energy Corp (A)	24,193	2,356
Civitas Resources Inc	10,134	774
Clean Energy Fuels Corp *	43,588	241
CNX Resources Corp *	45,900	997
Comstock Resources Inc *	21,000	405
CONSOL Energy Inc *	7,475	385
Continental Resources Inc/OK	15,896	1,082
Crescent Energy, Cl A (A)	6,660	120
CVR Energy Inc	7,097	244
Delek US Holdings Inc *	16,790	490
Denbury Inc *	12,300	900
DHT Holdings Inc	31,900	190
DMC Global Inc *	5,100	141
Dorian LPG Ltd	6,747	115
Dril-Quip Inc *	7,987	251
DT Midstream Inc	22,300	1,296
Earthstone Energy Inc, Cl A *	8,200	148
Energy Fuels Inc/Canada *(A)	36,000	231
EQT Corp	70,400	3,359
Equitrans Midstream Corp	91,900	723
Expro Group Holdings *	8,757	120
Falcon Minerals Corp	16,500	122
Frontline Ltd/Bermuda	28,000	271
Gevo *(A)	45,000	189
Golar LNG Ltd *	22,402	567
Green Plains Inc *	11,190	365
Helix Energy Solutions Group Inc *	32,569	151
Helmerich & Payne Inc	24,200	1,218
HF Sinclair	34,500	1,694
HighPeak Energy (A)	1,100	35
International Seaways Inc	10,128	244

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kinetik Holdings, Cl A	700	$59
Kosmos Energy Ltd *	110,875	858
Laredo Petroleum *	3,100	261
Liberty Oilfield Services Inc, Cl A *	20,700	337
Magnolia Oil & Gas Corp, Cl A	35,200	972
Matador Resources Co	26,100	1,589
Murphy Oil Corp	34,700	1,472
Nabors Industries Ltd *	1,391	232
National Energy Services Reunited Corp *	12,200	91
New Fortress Energy Inc, Cl A	6,400	298
Newpark Resources Inc *	18,020	77
NexTier Oilfield Solutions Inc *	39,539	431
Nordic American Tankers Ltd (A)	34,377	70
Northern Oil and Gas Inc	15,900	520
NOV Inc	93,500	1,870
Oasis Petroleum Inc	4,600	730
Oceaneering International Inc *	22,646	288
Oil States International Inc *	16,699	129
Ovintiv Inc	60,800	3,404
Par Pacific Holdings Inc *	9,986	164
Patterson-UTI Energy Inc	41,922	800
PBF Energy Inc, Cl A *	21,977	730
PDC Energy Inc	22,577	1,787
Peabody Energy Corp *	22,200	524
ProPetro Holding Corp *	16,700	218
Range Resources Corp *	57,100	1,939
Ranger Oil, Cl A *	4,700	201
Renewable Energy Group Inc *	10,100	619
REX American Resources Corp *	1,300	113
Riley Exploration Permian	4,100	113
RPC Inc *	15,199	142
Scorpio Tankers Inc	10,813	357
Select Energy Services Inc, Cl A *	17,800	151
SFL Corp Ltd	33,376	375
SM Energy Co	28,913	1,396
Solaris Oilfield Infrastructure Inc, Cl A	5,400	73
Southwestern Energy Co *	231,671	2,113
Talos Energy Inc *	8,100	175
Targa Resources Corp	52,459	3,778
Teekay Corp *	14,800	50
Teekay Tankers Ltd, Cl A *	5,100	105
Tellurian Inc *	84,400	403
TETRA Technologies Inc *	34,000	171
Texas Pacific Land Corp	1,400	2,192
Tidewater Inc *	9,800	249
Uranium Energy Corp *(A)	57,700	220
Ur-Energy *(A)	38,700	47
US Silica Holdings Inc *	15,626	276
W&T Offshore Inc *	21,338	144
Whiting Petroleum Corp	8,886	786
World Fuel Services Corp	14,841	368

		70,396

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Financials — 15.7%
1st Source Corp	4,158	$196
Acacia Research Corp *	8,749	42
AFC Gamma Inc	2,800	50
Affiliated Managers Group Inc	9,300	1,243
AGNC Investment Corp ‡	126,421	1,546
Alerus Financial Corp	3,400	86
Alleghany Corp *	2,967	2,474
Allegiance Bancshares Inc	4,400	177
Ally Financial Inc	78,900	3,475
Amalgamated Financial Corp	3,000	65
A-Mark Precious Metals Inc	1,900	144
Ambac Financial Group Inc *	12,500	134
Amerant Bancorp Inc, Cl A	7,900	233
American Equity Investment Life Holding Co	18,578	748
American Financial Group Inc/OH	15,953	2,254
American National Bankshares Inc	2,006	71
Ameris Bancorp	14,962	682
AMERISAFE Inc	4,533	228
Angel Oak Mortgage (A)	1,600	24
Annaly Capital Management Inc ‡	353,759	2,338
Apollo Commercial Real Estate Finance Inc	32,819	418
Apollo Global Management Inc	87,184	5,025
Arbor Realty Trust Inc ‡	32,800	539
Arch Capital Group Ltd *	88,108	4,182
Ares Commercial Real Estate Corp	9,600	141
Ares Management Corp, Cl A	34,045	2,423
Argo Group International Holdings Ltd	6,816	289
ARMOUR Residential Inc ‡(A)	19,724	149
Arrow Financial Corp	3,158	105
Artisan Partners Asset Management Inc, Cl A	13,300	511
AssetMark Financial Holdings Inc *	3,900	81
Associated Banc-Corp	34,136	707
Associated Capital Group Inc	500	20
Assured Guaranty Ltd	16,387	964
Atlantic Union Bankshares Corp	16,882	595
Atlanticus Holdings Corp *	1,100	43
Axis Capital Holdings Ltd	17,868	1,047
Axos Financial Inc *	13,136	508
B Riley Financial Inc	4,400	239
Banc of California Inc	13,500	260
BancFirst Corp	4,050	367
Banco Latinoamericano de Comercio Exterior SA, Cl E	7,012	104
Bancorp Inc/The *	12,492	260
Bank First Corp (A)	1,500	109
Bank of Hawaii Corp	9,024	717
Bank of Marin Bancorp	3,614	119
Bank of NT Butterfield & Son Ltd/The	11,500	363
Bank OZK	28,070	1,164
BankUnited Inc	20,596	858

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Banner Corp	8,151	$474
Bar Harbor Bankshares	2,850	78
Berkshire Hills Bancorp Inc	10,991	287
BGC Partners Inc, Cl A	72,536	236
Blackstone Inc, Cl A	164,500	19,376
Blackstone Mortgage Trust Inc, Cl A ‡	37,600	1,170
Blucora Inc *	10,529	186
Blue Foundry Bancorp *	6,000	72
Blue Ridge Bankshares	3,700	56
BOK Financial Corp	6,782	584
Bridgewater Bancshares Inc *	6,100	99
Bright Health Group *(A)	87,300	148
Brighthouse Financial Inc *	18,700	919
Brightsphere Investment Group Inc	7,363	150
BrightSpire Capital, Cl A	21,794	194
Broadmark Realty Capital	30,500	225
Brookline Bancorp Inc	16,574	235
BRP Group Inc, Cl A *	10,600	267
Business First Bancshares Inc	4,300	95
Byline Bancorp Inc	5,970	149
Cadence Bank	44,131	1,180
Cambridge Bancorp	1,500	125
Camden National Corp	3,058	135
Cannae Holdings Inc *	18,662	378
Capital Bancorp Inc	1,900	45
Capital City Bank Group Inc	2,861	78
Capitol Federal Financial Inc	28,287	287
Capstar Financial Holdings Inc	7,300	152
Carlyle Group Inc/The	39,200	1,510
Carter Bankshares Inc *	7,100	105
Cathay General Bancorp	16,915	695
CBTX Inc	3,600	102
Central Pacific Financial Corp	6,810	164
Chimera Investment Corp ‡	53,665	526
Citizens & Northern Corp	3,540	86
Citizens Inc/TX, Cl A *(A)	7,833	26
City Holding Co	3,685	303
Civista Bancshares Inc	3,400	73
CNA Financial Corp	6,675	306
CNB Financial Corp/PA	5,748	144
CNO Financial Group Inc	27,425	564
Coastal Financial *	1,900	75
Cohen & Steers Inc	5,536	422
Columbia Banking System Inc	18,029	544
Columbia Financial Inc *	8,700	181
Commerce Bancshares Inc/MO	25,990	1,798
Community Bank System Inc	12,351	815
Community Trust Bancorp Inc	3,393	143
ConnectOne Bancorp Inc	8,383	231
Cowen Inc, Cl A	5,930	157
Crawford & Co, Cl A	5,700	47
Credit Acceptance Corp *(A)	1,912	1,138

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CrossFirst Bankshares Inc *	11,500	$154
Cullen/Frost Bankers Inc	13,805	1,725
Curo Group Holdings Corp	4,500	39
Customers Bancorp Inc *	6,770	280
CVB Financial Corp	33,279	825
Diamond Hill Investment Group Inc	654	122
Dime Community Bancshares Inc	7,729	243
Donegal Group Inc, Cl A	2,500	40
Donnelley Financial Solutions Inc *	7,232	225
Dynex Capital Inc	11,397	186
Eagle Bancorp Inc	7,306	362
East West Bancorp Inc	33,766	2,483
Eastern Bankshares Inc	39,100	761
eHealth Inc *	5,874	62
Ellington Financial Inc	13,700	212
Employers Holdings Inc	7,674	318
Enact Holdings	3,500	85
Encore Capital Group Inc *	5,675	347
Enova International Inc *	8,166	258
Enstar Group Ltd *	2,851	661
Enterprise Bancorp Inc/MA	2,848	96
Enterprise Financial Services Corp	8,765	406
Equitable Holdings Inc	83,900	2,551
Equity Bancshares Inc, Cl A	3,900	127
Erie Indemnity Co, Cl A	6,187	1,038
Essent Group Ltd	24,800	1,061
Evercore Inc, Cl A	8,776	1,002
EZCORP Inc, Cl A *	11,257	85
Farmers National Banc Corp	6,800	106
FB Financial Corp	7,502	315
Federal Agricultural Mortgage Corp, Cl C	1,988	209
Federated Hermes Inc, Cl B	22,470	763
Fidelity D&D Bancorp Inc (A)	700	28
Fidelity National Financial Inc	65,066	2,752
Finance of America, Cl A *	7,100	17
Financial Institutions Inc	3,243	91
First American Financial Corp	25,672	1,555
First Bancorp Inc/The	3,052	92
First BanCorp/Puerto Rico	45,416	678
First Bancorp/Southern Pines NC	7,645	286
First Bancshares Inc/The	4,600	138
First Bank	3,700	53
First Busey Corp	12,392	291
First Citizens BancShares Inc/NC, Cl A	2,902	2,033
First Commonwealth Financial Corp	22,901	321
First Community Bankshares Inc	4,442	128
First Financial Bancorp	20,633	433
First Financial Bankshares Inc	30,412	1,254
First Financial Corp/IN	2,412	109
First Foundation Inc	13,800	311
First Hawaiian Inc	29,100	745
First Horizon Corp	123,825	2,827

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Internet Bancorp	2,200	$85
First Interstate BancSystem Inc, Cl A	21,016	800
First Merchants Corp	13,118	540
First Mid Bancshares Inc	3,572	135
First of Long Island Corp/The	4,995	95
FirstCash Holdings	9,020	673
Five Star Bancorp	2,800	73
Flagstar Bancorp Inc	11,700	451
Flushing Financial Corp	6,070	140
FNB Corp/PA	77,589	943
Focus Financial Partners Inc, Cl A *	15,800	596
Franklin BSP Realty Trust	8,054	125
FS Bancorp Inc	3,400	103
Fulton Financial Corp	35,712	566
GAMCO Investors Inc, Cl A	1,931	40
GCM Grosvenor	10,000	82
Genworth Financial Inc, Cl A *	118,100	478
German American Bancorp Inc	6,166	235
Glacier Bancorp Inc	25,075	1,214
GoHealth Inc, Cl A *(A)	15,000	12
Goosehead Insurance Inc, Cl A	4,100	212
Granite Point Mortgage Trust Inc	10,941	120
Great Ajax Corp	4,902	52
Great Southern Bancorp Inc	2,499	148
Green Dot Corp, Cl A *	12,455	359
Greenhill & Co Inc	3,171	39
Greenlight Capital Re Ltd, Cl A *	6,409	50
Guaranty Bancshares Inc/TX	1,500	55
Hamilton Lane Inc, Cl A	8,000	556
Hancock Whitney Corp	19,514	973
Hanmi Financial Corp	6,878	161
Hannon Armstrong Sustainable Infrastructure Capital Inc	17,200	655
Hanover Insurance Group Inc/The	8,217	1,205
HarborOne Bancorp Inc	10,720	153
HBT Financial Inc	2,200	38
HCI Group Inc	1,115	76
Heartland Financial USA Inc	9,475	419
Heritage Commerce Corp	13,600	156
Heritage Financial Corp/WA	8,071	211
Heritage Insurance Holdings Inc	3,800	14
Hilltop Holdings Inc	14,700	441
Hingham Institution For Savings The	300	97
Home Bancorp Inc	1,800	62
Home BancShares Inc/AR	34,232	773
Home Point Capital (A)	1,600	6
HomeStreet Inc	4,372	176
HomeTrust Bancshares Inc	4,102	110
Hope Bancorp Inc	26,995	394
Horace Mann Educators Corp	9,814	397
Horizon Bancorp Inc/IN	9,425	169
Houlihan Lokey Inc, Cl A	11,600	997

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Independent Bank Corp	10,420	$868
Independent Bank Corp/MI	5,400	107
Independent Bank Group Inc	8,402	614
Interactive Brokers Group Inc, Cl A	18,327	1,128
International Bancshares Corp	12,050	505
Invesco Mortgage Capital Inc (A)	80,095	143
Investors Title Co	400	66
James River Group Holdings Ltd	8,200	210
Janus Henderson Group PLC	38,600	1,085
Jefferies Financial Group Inc	51,600	1,704
Kearny Financial Corp/MD	17,129	213
Kemper Corp	13,873	733
Kinsale Capital Group Inc	4,900	1,077
KKR & Co Inc	131,163	7,189
KKR Real Estate Finance Trust Inc	9,300	190
Ladder Capital Corp, Cl A ‡	25,162	291
Lakeland Bancorp Inc	13,393	208
Lakeland Financial Corp	5,757	415
Lazard Ltd, Cl A (A)(B)	22,931	809
Lemonade Inc *(A)	8,200	184
LendingClub Corp *	22,600	355
LendingTree Inc *	2,700	170
Live Oak Bancshares Inc	7,300	293
LPL Financial Holdings Inc	18,462	3,622
Luther Burbank Corp	4,422	60
Macatawa Bank Corp	5,200	48
Maiden Holdings Ltd *	14,900	36
Markel Corp *	3,203	4,386
MBIA Inc *	10,982	154
Mercantile Bank Corp	3,557	118
Merchants Bancorp/IN	3,300	84
Mercury General Corp	5,978	293
Meta Financial Group Inc	6,100	254
Metrocity Bankshares Inc	3,800	77
MetroMile *(A)	40,000	42
Metropolitan Bank Holding Corp *	2,100	162
MFA Financial	25,224	341
MGIC Investment Corp	75,718	1,055
Mid Penn Bancorp Inc	3,200	88
Midland States Bancorp Inc	5,600	151
MidWestOne Financial Group Inc	3,169	96
Moelis & Co, Cl A	13,700	643
Morningstar Inc	5,520	1,419
Mr Cooper Group Inc *	13,871	601
MVB Financial Corp	2,400	90
National Bank Holdings Corp, Cl A	6,400	261
National Western Life Group Inc, Cl A	510	107
Navient Corp	35,600	570
NBT Bancorp Inc	10,108	374
Nelnet Inc, Cl A	4,031	341
New Residential Investment Corp ‡	99,188	1,121
New York Community Bancorp Inc	104,039	1,038

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
New York Mortgage Trust Inc ‡	90,238	$273
NI Holdings Inc *	2,300	38
Nicolet Bankshares Inc *	2,300	184
NMI Holdings Inc, Cl A *	19,100	355
Northfield Bancorp Inc	10,205	136
Northrim BanCorp Inc	1,300	54
Northwest Bancshares Inc	27,479	354
OceanFirst Financial Corp	13,468	272
Ocwen Financial *	1,700	48
OFG Bancorp	10,925	310
Old National Bancorp/IN	71,261	1,133
Old Republic International Corp	67,444	1,613
Old Second Bancorp Inc	10,100	154
OneMain Holdings Inc, Cl A	26,900	1,185
Open Lending, Cl A *	23,800	313
Oportun Financial Corp *	5,900	66
Oppenheimer Holdings Inc, Cl A	2,164	77
Orchid Island Capital Inc, Cl A ‡(A)	37,100	116
Origin Bancorp Inc	5,000	195
Orrstown Financial Services Inc	4,700	116
Pacific Premier Bancorp Inc	21,036	685
PacWest Bancorp	26,712	844
Palomar Holdings Inc, Cl A *	5,600	348
Park National Corp	3,305	409
PCSB Financial Corp	5,000	98
Peapack-Gladstone Financial Corp	4,854	164
PennyMac Financial Services Inc	7,000	343
PennyMac Mortgage Investment Trust ‡	22,663	367
Peoples Bancorp Inc/OH	5,572	159
Peoples Financial Services Corp	1,600	85
Pinnacle Financial Partners Inc	17,927	1,460
Pioneer Bancorp *	2,700	27
Piper Sandler Cos	3,977	524
PJT Partners Inc	5,200	394
Popular Inc	18,556	1,516
PRA Group Inc *	9,758	361
Preferred Bank/Los Angeles CA	3,037	208
Premier Financial Corp	8,976	244
Primerica Inc	9,529	1,201
Primis Financial Corp	6,000	81
ProAssurance Corp	11,625	258
PROG Holdings Inc *	15,178	443
Prosperity Bancshares Inc	20,935	1,518
Provident Bancorp Inc	3,500	53
Provident Financial Services Inc	16,778	386
Pzena Investment Management Inc, Cl A	6,300	45
QCR Holdings Inc	3,900	216
Radian Group Inc	41,048	883
RBB Bancorp	2,600	56
Ready Capital Corp	15,432	227
Red River Bancshares Inc	1,200	62
Redwood Trust Inc ‡	27,405	280

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Regional Management Corp	1,700	$81
Reinsurance Group of America Inc, Cl A	16,116	2,028
RenaissanceRe Holdings Ltd	10,506	1,613
Renasant Corp	12,460	386
Republic Bancorp Inc/KY, Cl A	1,998	92
Republic First Bancorp Inc *	9,800	40
RLI Corp	9,182	1,112
Rocket Cos Inc, Cl A (A)	32,200	292
S&T Bancorp Inc	8,332	245
Safety Insurance Group Inc	3,131	291
Sandy Spring Bancorp Inc	10,110	428
Sculptor Capital Management Inc, Cl A (B)	5,700	69
Seacoast Banking Corp of Florida	12,398	425
SEI Investments Co. †	24,519	1,433
Selective Insurance Group Inc	14,484	1,149
Selectquote Inc *	28,700	84
ServisFirst Bancshares Inc	11,900	992
Sierra Bancorp	2,978	64
Silvergate Capital Corp, Cl A *	6,500	510
Simmons First National Corp, Cl A	28,353	729
SiriusPoint Ltd *	20,200	113
SLM Corp	62,920	1,233
SmartFinancial Inc	3,100	80
South Plains Financial Inc	2,400	59
South State Corp	17,584	1,421
Southern First Bancshares Inc *	1,491	67
Southern Missouri Bancorp Inc	1,900	89
Southside Bancshares Inc	6,762	273
Starwood Property Trust Inc ‡	69,680	1,665
StepStone Group Inc, Cl A	10,500	286
Stewart Information Services Corp	5,841	324
Stifel Financial Corp	24,573	1,577
Stock Yards Bancorp Inc	5,302	313
StoneX Group Inc *	3,768	283
Summit Financial Group Inc	2,600	71
Synovus Financial Corp	33,292	1,420
Texas Capital Bancshares Inc *	11,423	646
TFS Financial Corp	12,343	185
Third Coast Bancshares *	800	20
Tiptree Inc	5,100	55
Tompkins Financial Corp	3,505	267
Towne Bank/Portsmouth VA	15,967	471
TPG RE Finance Trust Inc	14,400	151
Tradeweb Markets Inc, Cl A	24,500	1,656
Trean Insurance Group Inc *	3,800	27
TriCo Bancshares	6,909	313
TriState Capital Holdings Inc *	6,500	199
Triumph Bancorp Inc *	5,200	378
Trupanion Inc *	8,600	575
TrustCo Bank Corp NY	4,325	139
Trustmark Corp	14,539	423
Two Harbors Investment Corp ‡	80,442	430

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UMB Financial Corp	10,045	$928
Umpqua Holdings Corp	49,531	874
United Bankshares Inc/WV	30,056	1,129
United Community Banks Inc/GA	23,818	749
United Fire Group Inc	4,171	135
United Insurance Holdings Corp	1,900	3
Universal Insurance Holdings Inc	5,900	76
Univest Financial Corp	7,415	197
Unum Group	49,200	1,793
Upstart Holdings Inc *(A)	12,300	620
UWM Holdings Corp (A)	20,000	81
Valley National Bancorp	91,768	1,166
Value Line Inc	300	21
Velocity Financial *	1,800	20
Veritex Holdings Inc	10,839	374
Virtu Financial Inc, Cl A	20,100	525
Virtus Investment Partners Inc	1,658	319
Voya Financial Inc	26,500	1,818
Walker & Dunlop Inc	7,323	779
Washington Federal Inc	15,436	501
Washington Trust Bancorp Inc	3,870	194
Waterstone Financial Inc	4,000	69
Webster Financial Corp	42,929	2,107
WesBanco Inc	14,009	477
West BanCorp Inc	3,785	96
Westamerica BanCorp	6,155	371
Western Alliance Bancorp	23,761	1,933
White Mountains Insurance Group Ltd	662	824
Wintrust Financial Corp	13,549	1,184
WisdomTree Investments Inc	34,575	206
World Acceptance Corp *	976	145
WSFS Financial Corp	14,612	625

		228,738
Health Care — 11.7%
10X Genomics Inc, Cl A *	19,400	993
1Life Healthcare Inc *	25,400	215
2seventy bio *	4,800	60
4D Molecular Therapeutics Inc *	7,700	58
89bio Inc *	700	2
9 Meters Biopharma *	45,400	21
Absci Corp *(A)	16,500	60
Acadia Healthcare Co Inc *	21,287	1,515
ACADIA Pharmaceuticals Inc *	26,900	434
Accelerate Diagnostics Inc *(A)	4,900	3
Accolade *	11,200	72
Accuray Inc *	20,563	43
Aclaris Therapeutics Inc *	11,100	142
Acumen Pharmaceuticals *	2,100	7
Acutus Medical *	4,100	3
Adagio Therapeutics Inc *	4,500	13
AdaptHealth Corp, Cl A *	15,400	277
Adaptive Biotechnologies Corp *	23,700	185

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Addus HomeCare Corp *	3,600	$301
Adicet Bio *	4,500	53
Adverum Biotechnologies Inc *(A)	28,100	25
Aeglea BioTherapeutics Inc, Cl Savings Shares *	9,300	15
Aerie Pharmaceuticals Inc *	11,900	62
Aerovate Therapeutics *(A)	2,200	27
Affimed NV *	27,377	85
Agenus Inc *	57,300	96
Agiliti *	6,100	118
agilon health Inc *(A)	37,800	722
Agios Pharmaceuticals Inc *	12,800	249
AirSculpt Technologies *	1,400	12
Akebia Therapeutics Inc *(A)	50,585	19
Akero Therapeutics Inc *	7,000	60
Akouos *	6,000	19
Akoya Biosciences *	1,600	19
Alaunos Therapeutics *(A)	64,346	33
Albireo Pharma Inc *	2,900	58
Aldeyra Therapeutics Inc *	13,200	41
Alector Inc *	13,000	115
Alignment Healthcare *	17,000	182
Aligos Therapeutics *	7,500	10
Alkermes PLC *	36,653	1,094
Allakos Inc *	7,500	23
Allogene Therapeutics Inc *	20,200	160
Allovir *	7,300	28
Allscripts Healthcare Solutions Inc *	27,353	467
Alnylam Pharmaceuticals Inc *	28,489	3,584
Alpha Teknova *	1,500	11
Alphatec Holdings Inc *	18,300	141
Alpine Immune Sciences *	2,500	23
Altimmune *(A)	8,900	45
ALX Oncology Holdings *	4,300	33
Amedisys Inc *	7,371	854
American Well Corp, Cl A *	43,300	164
Amicus Therapeutics Inc *	59,100	450
AMN Healthcare Services Inc *	11,209	1,086
Amneal Pharmaceuticals Inc *	23,588	86
Amphastar Pharmaceuticals Inc *	8,300	308
Ampio Pharmaceuticals *(A)	40,700	7
AnaptysBio Inc *	4,800	91
Anavex Life Sciences Corp *	15,300	139
AngioDynamics Inc *	8,570	168
Angion Biomedica *	1,200	2
ANI Pharmaceuticals Inc *	2,500	76
Anika Therapeutics Inc *	3,070	67
Annexon *	6,200	19
Apellis Pharmaceuticals Inc *	19,400	804
Apollo Medical Holdings Inc *(A)	8,600	323
Applied Molecular Transport *	5,500	18
Applied Therapeutics Inc *	3,200	5

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Apyx Medical Corp *	7,400	$45
AquaBounty Technologies *	11,200	17
Arbutus Biopharma Corp *	16,700	41
Arcturus Therapeutics Holdings Inc *	5,500	109
Arcus Biosciences Inc *	10,600	201
Arcutis Biotherapeutics Inc *	7,000	146
Ardelyx Inc *	16,000	11
Arrowhead Pharmaceuticals Inc *	23,400	781
Artivion *	8,545	167
Arvinas Inc *	10,700	446
Asensus Surgical *(A)	59,300	23
Aspira Women's Health *	20,963	12
Atara Biotherapeutics Inc *	20,600	107
Atea Pharmaceuticals *	15,000	118
Athenex Inc *	14,700	7
Athersys Inc *(A)	50,000	11
Athira Pharma *	4,800	44
Atossa Therapeutics *	29,200	28
Atreca Inc, Cl A *	7,200	12
AtriCure Inc *	10,320	419
Atrion Corp	330	208
Aura Biosciences *	1,200	21
Avalo Therapeutics *	5,300	2
Avanos Medical Inc *	11,100	318
Avantor Inc *	142,551	4,567
Aveanna Healthcare Holdings Inc *	10,800	33
Avid Bioservices Inc *	13,800	185
Avidity Biosciences Inc *	9,500	132
Avita Medical *	6,600	38
Avrobio Inc *	7,400	7
Axogen Inc *	9,085	88
Axonics Inc *	10,500	525
Axsome Therapeutics Inc *	6,500	163
Azenta Inc	17,203	1,318
Beam Therapeutics Inc *	11,700	412
Berkeley Lights Inc *	10,700	51
Beyondspring Inc *	4,400	6
BioAtla *	2,800	7
BioCryst Pharmaceuticals Inc *	41,300	385
Biodesix *	2,600	4
Biohaven Pharmaceutical Holding Co Ltd *	13,300	1,912
BioLife Solutions Inc *	3,100	43
BioMarin Pharmaceutical Inc *	42,546	3,196
Biomea Fusion *(A)	5,500	30
Bionano Genomics *(A)	63,500	110
Bioventus, Cl A *	6,639	66
Bioxcel Therapeutics Inc *(A)	3,900	46
Black Diamond Therapeutics Inc *	2,900	5
Bluebird Bio Inc *	14,400	46
Blueprint Medicines Corp *	13,200	726
Bolt Biotherapeutics *	3,100	5
Bridgebio Pharma *	22,935	157

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Brookdale Senior Living Inc, Cl A *	42,209	$241
Brooklyn ImmunoTherapeutics *	5,100	3
Bruker Corp	24,732	1,545
Butterfly Network *(A)	31,800	97
C4 Therapeutics Inc *	8,100	59
Cara Therapeutics Inc *	9,400	78
Cardiff Oncology Inc *(A)	7,700	10
Cardiovascular Systems Inc *	8,425	137
CareDx Inc *	11,500	289
Caribou Biosciences *	15,100	126
Cassava Sciences *(A)	8,700	266
Castle Biosciences Inc *	4,600	102
Catalyst Pharmaceuticals Inc *	23,400	168
Celcuity Inc *	1,700	11
Celldex Therapeutics Inc *	10,300	242
CEL-SCI Corp *(A)	9,900	36
Century Therapeutics *(A)	2,500	22
Cerevel Therapeutics Holdings Inc *	9,000	235
Certara Inc *	29,264	595
Cerus Corp *	38,497	191
Change Healthcare Inc *	60,900	1,467
Chemed Corp	3,445	1,669
ChemoCentryx Inc *	12,100	269
Chimerix Inc *	20,300	38
Chinook Therapeutics *	8,760	133
ChromaDex Corp *	9,900	19
CinCor Pharma *	2,700	42
Citius Pharmaceuticals Inc *(A)	24,300	23
ClearPoint Neuro *(A)	4,000	44
Clene *	4,900	11
Clovis Oncology Inc *	17,166	12
Codex DNA Inc *	1,700	7
Codexis Inc *	13,961	149
Codiak Biosciences *	3,400	9
Cogent Biosciences *(A)	7,900	36
Coherus Biosciences Inc *	14,800	109
Collegium Pharmaceutical Inc *	7,800	122
Community Health Systems Inc *	28,329	148
Computer Programs and Systems Inc *	3,302	105
CONMED Corp	6,708	780
Convey Health Solutions Holdings *	2,900	18
Corcept Therapeutics Inc *	23,000	479
CorMedix Inc *	8,600	28
Cortexyme Inc *(A)	4,400	11
CorVel Corp *	1,934	288
Covetrus Inc *	23,600	491
Crinetics Pharmaceuticals Inc *	10,300	173
Cross Country Healthcare Inc *	9,179	162
CryoPort Inc *	9,400	239
Cue Biopharma Inc *(A)	6,900	27
Cue Health *	3,200	17
Cullinan Oncology *(A)	7,700	82

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CureVac NV *(A)	11,800	$222
Curis Inc *	22,600	17
Cutera Inc *	3,900	175
CVRx *	1,700	11
Cymabay Therapeutics Inc *	11,300	22
Cyteir Therapeutics *	1,800	3
Cytek Biosciences *(A)	22,300	217
Cytokinetics Inc *	18,200	726
CytomX Therapeutics Inc *	15,800	25
CytoSorbents Corp *	5,500	11
DarioHealth *	2,900	19
Day One Biopharmaceuticals *(A)	2,400	15
Deciphera Pharmaceuticals Inc *	8,900	96
Definitive Healthcare Corp, Cl A *	4,800	94
Denali Therapeutics Inc *	20,400	496
DermTech Inc *(A)	5,700	38
Design Therapeutics *	7,800	97
DICE Therapeutics Inc *(A)	3,100	43
Durect Corp *	47,000	26
Dynavax Technologies Corp, Cl A *	23,889	283
Dyne Therapeutics *	6,100	29
Eagle Pharmaceuticals Inc/DE *	2,700	126
Eargo Inc *	3,100	5
Edgewise Therapeutics *	8,300	52
Editas Medicine Inc, Cl A *	15,400	175
Eiger BioPharmaceuticals Inc *	5,600	39
Elanco Animal Health Inc *	106,400	2,522
Eliem Therapeutics *	1,500	6
Embecta *	13,100	325
Emergent BioSolutions Inc *	10,984	362
Enanta Pharmaceuticals Inc *	4,700	188
Encompass Health Corp	23,541	1,543
Endo International PLC *	49,500	26
Enovis *	10,663	707
Ensign Group Inc/The	12,036	977
Entrada Therapeutics *(A)	2,000	14
Envista Holdings Corp *	38,200	1,644
Epizyme Inc *	19,800	8
Erasca Inc *(A)	14,600	79
Esperion Therapeutics Inc *(A)	13,600	78
Evelo Biosciences Inc *(A)	3,300	7
Evolent Health Inc, Cl A *	19,600	551
Evolus Inc *	11,000	142
Exact Sciences Corp *	41,426	2,063
Exagen Inc *	800	4
Exelixis Inc *	71,000	1,301
EyePoint Pharmaceuticals *	4,500	43
Fate Therapeutics Inc *	18,600	430
FibroGen Inc *	19,000	187
Figs Inc, Cl A *(A)	17,300	154
Finch Therapeutics Group *	1,600	4
Foghorn Therapeutics *	4,200	54

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Forian *(A)	3,900	$12
Forma Therapeutics Holdings Inc *	7,600	43
Forte Biosciences Inc *	2,400	3
Fortress Biotech *	13,200	11
Frequency Therapeutics Inc *	6,700	8
Fulcrum Therapeutics Inc *	5,100	36
Fulgent Genetics Inc *	4,700	256
G1 Therapeutics Inc *(A)	8,400	41
Gemini Therapeutics, Cl A *	4,700	6
Generation Bio Co *	9,900	56
Geron Corp *(A)	71,070	98
Glaukos Corp *	10,349	423
Global Blood Therapeutics Inc *	13,901	347
Globus Medical Inc, Cl A *	18,000	1,199
Gossamer Bio Inc *	13,600	96
Graphite Bio *	3,500	8
Greenwich Lifesciences *	900	7
Gritstone bio *	9,800	20
GT Biopharma *	5,100	14
Guardant Health Inc *	21,800	893
Haemonetics Corp *	11,447	724
Halozyme Therapeutics Inc *	32,958	1,515
Hanger Inc *	10,000	158
Harmony Biosciences Holdings *	5,300	231
Harpoon Therapeutics Inc *	1,800	4
Harvard Bioscience Inc *	9,669	35
Health Catalyst Inc *	12,300	180
HealthEquity Inc *	18,600	1,164
HealthStream Inc *	5,964	122
Heron Therapeutics Inc *	20,900	69
Heska Corp *	2,200	220
Homology Medicines Inc *	9,200	14
Hookipa Pharma Inc *	2,400	4
Horizon Therapeutics PLC *	51,603	4,628
Humanigen *(A)	11,300	25
iBio *(A)	52,600	13
iCAD Inc *	4,800	18
Icosavax *(A)	2,900	20
ICU Medical Inc *	4,527	822
Ideaya Biosciences *	7,400	83
IGM Biosciences Inc *	1,200	20
Ikena Oncology *	8,300	32
Imago Biosciences *(A)	4,700	76
Immuneering, Cl A *	1,800	8
Immunic *	3,300	20
ImmunityBio *(A)	13,700	52
ImmunoGen Inc *	50,852	186
Immunovant Inc *	10,200	43
Impel Pharmaceuticals *(A)	1,200	8
Inari Medical Inc *	7,800	513
Infinity Pharmaceuticals *	18,700	13
InfuSystem Holdings Inc *	3,400	33

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Inhibrx Inc *	6,100	$80
Innovage Holding Corp *	3,900	19
Innoviva Inc *	9,309	141
Inogen Inc *	4,100	105
Inotiv Inc *	2,800	43
Inovio Pharmaceuticals Inc *(A)	42,500	79
Inozyme Pharma *	3,069	11
Insmed Inc *	26,900	506
Inspire Medical Systems Inc *	6,100	1,079
Instil Bio Inc *	11,600	70
Insulet Corp *	15,408	3,289
Integer Holdings Corp *	7,530	601
Integra LifeSciences Holdings Corp *	17,104	1,071
Intellia Therapeutics Inc *	16,000	738
Intercept Pharmaceuticals Inc *(A)	5,876	106
Intra-Cellular Therapies Inc *	19,000	1,091
Invacare Corp *	6,889	6
Invitae Corp *	45,000	165
Ionis Pharmaceuticals Inc *	33,794	1,234
Iovance Biotherapeutics Inc *	35,200	238
iRadimed Corp	1,100	36
iRhythm Technologies Inc *	7,000	986
Ironwood Pharmaceuticals Inc, Cl A *	34,254	386
IsoPlexis *	1,800	4
iTeos Therapeutics Inc *	4,600	81
IVERIC bio Inc *	25,300	264
Janux Therapeutics *(A)	2,800	31
Jazz Pharmaceuticals PLC *	14,400	2,155
Joint Corp/The *	3,000	50
Jounce Therapeutics Inc *	7,600	29
Kala Pharmaceuticals Inc *	9,400	3
KalVista Pharmaceuticals Inc *	4,700	42
Karuna Therapeutics Inc *	5,100	532
Karyopharm Therapeutics Inc *	16,200	102
KemPharm *(A)	6,100	28
Keros Therapeutics *	3,600	122
Kezar Life Sciences Inc *	7,900	40
Kiniksa Pharmaceuticals Ltd, Cl A *	6,700	51
Kinnate Biopharma *	7,700	61
Kodiak Sciences Inc *	7,600	55
Kronos Bio *	8,400	31
Krystal Biotech Inc *	4,300	253
Kura Oncology Inc *	13,700	180
Kymera Therapeutics *	7,600	108
Landos Biopharma *	1,400	1
Lantheus Holdings Inc *	15,900	1,089
LeMaitre Vascular Inc	4,200	192
Lexicon Pharmaceuticals Inc *	17,105	30
LHC Group Inc *	6,947	1,158
LifeStance Health Group *(A)	13,300	99
Ligand Pharmaceuticals Inc *	3,428	305
Lineage Cell Therapeutics Inc *(A)	25,900	32

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LivaNova PLC *	12,000	$817
Lucid Diagnostics *	1,100	2
Lyell Immunopharma *(A)	33,800	140
MacroGenics Inc *	12,600	44
Madrigal Pharmaceuticals Inc *	2,700	179
Magenta Therapeutics Inc *	7,300	8
MannKind Corp *(A)	56,200	235
Maravai LifeSciences Holdings Inc, Cl A *	25,018	779
Marinus Pharmaceuticals Inc *	10,750	52
Masimo Corp *	12,093	1,698
MaxCyte Inc *	20,500	95
MEDNAX Inc *	17,356	335
Medpace Holdings Inc *	6,900	988
MEI Pharma Inc *	16,900	8
MeiraGTx Holdings PLC *	6,700	56
Meridian Bioscience Inc *	10,041	276
Merit Medical Systems Inc *	11,575	711
Mersana Therapeutics Inc *	15,600	52
Mesa Laboratories Inc	1,100	230
MiMedx Group Inc *	26,300	103
Mind Medicine MindMed *(A)	77,200	70
MiNK Therapeutics *	400	1
Mirati Therapeutics Inc *	9,700	380
Mirum Pharmaceuticals Inc *	600	14
ModivCare Inc *	3,458	330
Molecular Templates Inc *	6,300	6
Monte Rosa Therapeutics *(A)	8,900	69
Morphic Holding Inc *	4,500	105
Multiplan *	74,700	374
Mustang Bio Inc *	6,700	4
Myriad Genetics Inc *	18,426	355
NanoString Technologies Inc *	10,000	156
NantHealth *	5,700	3
Natera Inc *	18,900	693
National HealthCare Corp	2,994	210
National Research Corp, Cl A	3,212	115
Natus Medical Inc *	7,358	241
Nektar Therapeutics, Cl A *	40,700	142
Neogen Corp *(A)	24,212	641
NeoGenomics Inc *	25,500	215
Neoleukin Therapeutics Inc *	7,000	7
Neurocrine Biosciences Inc *	21,800	2,038
Neuronetics Inc *	5,300	14
NeuroPace *	1,500	9
Nevro Corp *	7,800	340
NexImmune *(A)	1,400	3
NextGen Healthcare Inc *	13,015	236
NGM Biopharmaceuticals Inc *	7,200	100
Nkarta *	2,774	40
Novavax Inc *	17,168	950
Novocure Ltd *	23,800	1,913
Nurix Therapeutics *	7,000	71

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nuvalent, Cl A *	2,300	$20
NuVasive Inc *	11,678	670
Nuvation Bio *(A)	34,000	120
Oak Street Health Inc *(A)	22,500	425
Ocugen *(A)	43,100	102
Ocular Therapeutix Inc *	18,400	58
Olema Pharmaceuticals Inc *	7,100	20
Omega Therapeutics *	1,600	4
Omeros Corp *(A)	12,300	31
Omnicell Inc *	10,312	1,146
Oncocyte Corp *(A)	17,794	19
Oncorus *	3,100	4
Oncternal Therapeutics *	9,500	14
Ontrak Inc *	1,700	3
OPKO Health Inc *	93,184	280
OptimizeRx Corp *	4,000	102
Option Care Health Inc *	36,227	1,100
Oramed Pharmaceuticals *	5,700	26
OraSure Technologies Inc *	19,939	83
Organogenesis Holdings Inc, Cl A *	12,321	69
ORIC Pharmaceuticals Inc *	7,100	24
Orthofix Medical Inc *	3,940	108
OrthoPediatrics Corp *	2,800	129
Outlook Therapeutics *(A)	18,700	22
Outset Medical Inc *	10,800	235
Owens & Minor Inc	16,439	573
Oyster Point Pharma Inc *	1,400	6
Pacific Biosciences of California Inc *	43,700	246
Pacira BioSciences Inc *	9,945	629
Paragon 28 Inc *	2,000	36
Paratek Pharmaceuticals Inc *	10,879	21
Passage Bio *	8,300	15
Patterson Cos Inc	19,200	607
PAVmed Inc *(A)	15,658	16
Pennant Group Inc/The *	6,468	124
Penumbra Inc *	7,900	1,161
Perrigo Co PLC	30,800	1,228
Personalis Inc *	7,700	31
PetIQ Inc, Cl A *	6,000	103
Phathom Pharmaceuticals Inc *	5,900	42
Phibro Animal Health Corp, Cl A	4,800	92
Phreesia Inc *	11,200	203
Pliant Therapeutics *	4,700	26
PMV Pharmaceuticals Inc *(A)	6,200	73
Portage Biotech *	800	8
Poseida Therapeutics *	8,100	18
Praxis Precision Medicines *	8,800	73
Precigen Inc *	21,300	29
Precision BioSciences Inc *	8,600	14
Prelude Therapeutics *	3,000	13
Premier Inc, Cl A	28,600	1,070
Prestige Consumer Healthcare Inc *	11,279	630

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Privia Health Group Inc *	9,600	$230
PROCEPT BioRobotics *(A)	1,600	63
Progyny Inc *	14,500	458
Prometheus Biosciences Inc *	6,900	180
Protagonist Therapeutics Inc *	10,100	88
Prothena Corp PLC *	8,200	223
Provention Bio *	10,100	42
PTC Therapeutics Inc *	15,600	458
Pulmonx Corp *	6,600	121
Pulse Biosciences Inc *	2,347	5
Puma Biotechnology Inc *	6,700	13
Pyxis Oncology *	2,300	6
QIAGEN NV *	54,283	2,494
Quanterix Corp *	7,000	118
QuidelOrtho *	11,771	1,119
Quotient Ltd *	14,400	6
R1 RCM Inc *	27,000	580
Radius Health Inc *	11,400	72
RadNet Inc *	11,000	226
Rain Therapeutics *	1,600	4
Rallybio *	7,400	101
Rapid Micro Biosystems, Cl A *	1,700	9
RAPT Therapeutics Inc *	5,700	84
Reata Pharmaceuticals Inc, Cl A *	5,900	167
Recursion Pharmaceuticals, Cl A *	24,700	151
REGENXBIO Inc *	9,300	196
Relay Therapeutics Inc *	15,500	252
Relmada Therapeutics Inc *	4,600	86
Reneo Pharmaceuticals *	1,300	3
Repligen Corp *	12,922	2,125
Replimune Group Inc *	7,600	110
Retractable Technologies *(A)	3,700	17
Revance Therapeutics Inc *	15,800	216
REVOLUTION Medicines Inc *	12,700	216
Rhythm Pharmaceuticals Inc *	10,400	36
Rigel Pharmaceuticals Inc *	37,059	67
Rocket Pharmaceuticals Inc *	8,600	102
Royalty Pharma PLC, Cl A	75,900	3,123
Rubius Therapeutics Inc *	8,800	10
RxSight *	1,800	25
Sage Therapeutics Inc *	13,700	428
Sana Biotechnology Inc *(A)	18,300	94
Sangamo Therapeutics Inc *	28,370	104
Sarepta Therapeutics Inc *	19,100	1,391
Scholar Rock Holding Corp *	5,400	27
Schrodinger Inc/United States *	9,900	256
Seagen Inc *	31,900	4,328
SeaSpine Holdings Corp *	9,400	78
Seelos Therapeutics *	16,200	11
Seer, Cl A *	8,800	78
Select Medical Holdings Corp	24,865	605
Selecta Biosciences Inc *	16,100	14

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sensei Biotherapeutics *	1,600	$3
Senseonics Holdings Inc *(A)	96,400	112
Sera Prognostics, Cl A *	1,000	1
Seres Therapeutics Inc *	15,900	49
Sesen Bio *(A)	44,000	27
Sharps Compliance Corp *	3,900	17
Shattuck Labs *	4,800	14
Shockwave Medical Inc *	8,000	1,314
SI-BONE Inc *	7,300	109
Sientra Inc *	12,898	13
SIGA Technologies Inc	10,000	109
Sight Sciences Inc *	2,400	21
Sigilon Therapeutics *	1,600	1
Signify Health Inc, Cl A *	12,800	174
Silk Road Medical Inc *	7,600	252
Silverback Therapeutics *	3,100	11
Simulations Plus Inc	3,900	185
Singular Genomics Systems *	2,500	8
Solid Biosciences Inc *	1,700	1
Sorrento Therapeutics Inc *(A)	62,400	102
Sotera Health Co *	23,224	495
Spectrum Pharmaceuticals Inc *(A)	45,379	34
Spero Therapeutics Inc *	5,410	6
SpringWorks Therapeutics Inc *	6,700	127
Spruce Biosciences *	1,900	3
SQZ Biotechnologies *(A)	4,900	17
STAAR Surgical Co *	10,778	711
Standard BioTools *	18,053	34
Stereotaxis Inc *	10,500	21
Stoke Therapeutics Inc *	4,300	52
Summit Therapeutics *	4,800	6
Supernus Pharmaceuticals Inc *	11,300	315
Surface Oncology Inc *	7,100	13
Surgery Partners Inc *	8,100	318
Surmodics Inc *	3,044	119
Sutro Biopharma Inc *	9,400	41
Syndax Pharmaceuticals Inc *	10,100	167
Syneos Health Inc, Cl A *	23,200	1,714
Syros Pharmaceuticals Inc *	12,700	10
Tabula Rasa HealthCare Inc *	5,000	18
Tactile Systems Technology Inc *	4,900	50
Talaris Therapeutics *	6,800	59
Talis Biomedical Corp *	3,100	3
Tandem Diabetes Care Inc *	14,100	961
Tarsus Pharmaceuticals *	2,600	36
Taysha Gene Therapies *	6,000	15
TCR2 Therapeutics Inc *(A)	8,300	19
Teladoc Health Inc *(A)	34,640	1,181
Tenaya Therapeutics *	3,000	20
Tenet Healthcare Corp *	24,600	1,592
Terns Pharmaceuticals *	1,900	3
TG Therapeutics Inc *	29,500	130

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TherapeuticsMD *	1,014	$10
Theravance Biopharma Inc *	12,845	113
Theseus Pharmaceuticals *(A)	2,500	17
Tivity Health Inc *	9,768	316
Tonix Pharmaceuticals Holding *	2,181	5
TransMedics Group Inc *	6,200	181
Travere Therapeutics Inc *	13,800	322
Treace Medical Concepts Inc *	9,000	150
Trevena Inc *	35,000	11
Turning Point Therapeutics Inc *	11,100	393
Twist Bioscience Corp *	14,300	487
Tyra Biosciences *	2,600	18
UFP Technologies Inc *	1,800	138
Ultragenyx Pharmaceutical Inc *	14,900	699
United Therapeutics Corp *	10,564	2,433
UroGen Pharma Ltd *(A)	5,300	28
US Physical Therapy Inc	2,826	318
Utah Medical Products Inc	1,000	86
Vanda Pharmaceuticals Inc *	11,800	116
Vapotherm Inc *	4,900	16
Varex Imaging Corp *	8,600	198
Vaxart *(A)	29,300	107
Vaxcyte *	10,300	247
VBI Vaccines Inc *	36,900	34
Veeva Systems Inc, Cl A *	32,693	5,566
Ventyx Biosciences *(A)	2,300	40
Vera Therapeutics, Cl A *	1,500	22
Veracyte Inc *	16,300	287
Verastem Inc *	38,800	50
Vericel Corp *	10,600	288
Verrica Pharmaceuticals Inc *(A)	4,500	9
Verve Therapeutics *	9,700	147
Viemed Healthcare Inc *(A)	8,200	47
ViewRay Inc *	29,700	86
Viking Therapeutics Inc *	21,500	48
Vincerx Pharma *	1,000	2
Vir Biotechnology Inc *	13,500	348
Viracta Therapeutics (A)	7,800	17
VistaGen Therapeutics *(A)	53,300	61
Vor BioPharma *	2,800	12
WaVe Life Sciences Ltd *	4,000	6
Werewolf Therapeutics *(A)	6,000	23
XBiotech Inc	4,339	24
Xencor Inc *	13,200	295
Xilio Therapeutics *	1,600	5
XOMA *(A)	1,300	24
Y-mAbs Therapeutics Inc *	8,800	109
Zentalis Pharmaceuticals *	8,400	203
Zimvie *	4,800	105
Zynex Inc (A)	4,180	30

		170,916

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industrials — 14.2%
AAON Inc	9,350	$501
AAR Corp *	7,429	358
ABM Industries Inc	15,455	747
ACCO Brands Corp	22,029	166
Acuity Brands Inc	8,125	1,422
Advanced Drainage Systems Inc	14,000	1,533
Advent Technologies Holdings *	3,700	5
AECOM	31,448	2,197
Aerojet Rocketdyne Holdings Inc *	16,679	680
AeroVironment Inc *	5,125	471
AerSale *	1,900	26
AGCO Corp	14,523	1,861
AgEagle Aerial Systems *	14,300	11
Air Lease Corp, Cl A	24,331	915
Air Transport Services Group Inc *	14,036	424
Alamo Group Inc	2,335	275
Albany International Corp, Cl A	6,898	582
Allegiant Travel Co, Cl A *	3,450	516
Allied Motion Technologies Inc	2,650	65
Allison Transmission Holdings Inc, Cl A	25,376	1,015
Alta Equipment Group *	4,403	47
Altra Industrial Motion Corp	14,589	572
AMERCO	2,100	1,029
Ameresco Inc, Cl A *	7,079	416
American Superconductor Corp *	7,200	38
American Woodmark Corp *	3,984	207
API Group *	48,500	846
Apogee Enterprises Inc	6,011	250
Applied Industrial Technologies Inc	8,661	896
ArcBest Corp	5,590	423
Arcosa Inc	10,813	572
Argan Inc	2,979	119
Aris Water Solution, Cl A	4,200	86
Armstrong World Industries Inc	10,877	908
Array Technologies Inc *	29,687	329
ASGN Inc *	11,569	1,102
Astec Industries Inc	5,163	241
Astronics Corp *	3,874	41
Astronics Corp, Cl B *	2,395	25
Atkore Inc *	10,900	1,187
Atlas Air Worldwide Holdings Inc *	6,569	458
Atlas Technical Consultants *	2,900	24
Avis Budget Group Inc *	9,860	1,876
Axon Enterprise Inc *	15,169	1,538
AZEK Co Inc/The, Cl A *	25,400	535
AZZ Inc	5,796	259
Babcock & Wilcox Enterprises *	11,900	78
Barnes Group Inc	11,352	409
Barrett Business Services Inc	1,634	122
Beacon Roofing Supply Inc *	12,570	772
Beam Global *(A)	1,900	27

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Blink Charging *(A)	8,500	$135
Bloom Energy Corp, Cl A *	32,000	561
Blue Bird Corp *	4,392	54
BlueLinx Holdings Inc *	1,900	157
Boise Cascade Co	9,070	701
Booz Allen Hamilton Holding Corp, Cl A	30,765	2,641
Brady Corp, Cl A	10,627	516
BrightView Holdings Inc *	9,600	125
Brink's Co/The	10,806	657
Builders FirstSource Inc *	44,251	2,880
BWX Technologies Inc	22,224	1,138
Byrna Technologies Inc *	2,300	19
CACI International Inc, Cl A *	5,632	1,579
Cadre Holdings	1,400	35
Caesarstone Ltd	4,600	42
Carlisle Cos Inc	12,177	3,098
Casella Waste Systems Inc, Cl A *	12,191	873
CBIZ Inc *	11,445	469
CECO Environmental Corp *	5,647	35
ChargePoint Holdings Inc *(A)	50,600	647
Chart Industries Inc *	8,772	1,543
Cimpress PLC *	4,299	188
CIRCOR International Inc *	3,715	72
Clarivate PLC *	108,700	1,606
Clean Harbors Inc *	12,076	1,128
Columbus McKinnon Corp/NY	6,165	208
Comfort Systems USA Inc	8,091	726
Commercial Vehicle Group Inc *	6,900	47
CompX International Inc	400	9
Concrete Pumping Holdings Inc *	3,900	21
Construction Partners Inc, Cl A *	10,700	246
Copa Holdings SA, Cl A *	7,128	504
Core & Main Inc, Cl A *	12,400	293
CoreCivic Inc *‡	27,302	351
Cornerstone Building Brands Inc *	12,319	302
Costamare Inc	11,500	164
CoStar Group Inc *	92,560	5,641
Covenant Logistics Group Inc, Cl A	3,300	75
CRA International Inc	1,705	146
Crane Holdings	11,229	1,074
CSW Industrials Inc	3,300	350
Curtiss-Wright Corp	8,978	1,275
Custom Truck One Source *	14,400	86
Daseke Inc *	7,700	58
Deluxe Corp	10,154	243
Desktop Metal, Cl A *(A)	41,864	86
Distribution Solutions Group *	2,400	92
Donaldson Co Inc	29,946	1,566
Douglas Dynamics Inc	5,222	164
Driven Brands Holdings Inc *	12,800	370
Ducommun Inc *	2,400	110
Dun & Bradstreet Holdings Inc *	36,200	625

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DXP Enterprises Inc/TX *	4,162	$128
Dycom Industries Inc *	6,707	624
Eagle Bulk Shipping Inc	2,913	213
EMCOR Group Inc	12,187	1,287
Encore Wire Corp	4,403	550
Energy Recovery Inc *	10,200	206
Enerpac Tool Group Corp, Cl A	13,942	272
EnerSys	9,683	656
Ennis Inc	5,288	96
EnPro Industries Inc	4,868	466
Eos Energy Enterprises *(A)	12,800	18
Esab	10,662	533
ESCO Technologies Inc	5,777	380
EVI Industries Inc *	1,100	12
Evoqua Water Technologies Corp *	26,340	937
Exponent Inc	11,872	1,073
Federal Signal Corp	13,747	483
First Advantage Corp *	11,600	169
Flowserve Corp	29,800	939
Fluence Energy Inc, Cl A *(A)	7,300	72
Fluor Corp *	32,400	915
Forrester Research Inc *	2,464	129
Forward Air Corp	6,118	570
Franklin Covey Co *	3,304	127
Franklin Electric Co Inc	10,581	780
Frontier Group Holdings *(A)	9,200	99
FTC Solar *(A)	4,100	17
FTI Consulting Inc *	8,068	1,355
FuelCell Energy *(A)	85,700	351
Gates Industrial Corp PLC *	21,200	271
GATX Corp	8,052	869
Genco Shipping & Trading Ltd	7,300	184
GEO Group Inc/The *	32,785	233
Gibraltar Industries Inc *	7,360	307
Global Industrial Co	2,900	99
GMS Inc *	9,600	478
Gorman-Rupp Co/The	5,777	172
Graco Inc	40,105	2,539
GrafTech International Ltd	46,100	400
Granite Construction Inc	10,734	350
Great Lakes Dredge & Dock Corp *	14,980	220
Greenbrier Cos Inc/The	7,123	297
Griffon Corp	13,137	421
GXO Logistics Inc *	24,290	1,318
H&E Equipment Services Inc	7,525	268
Harsco Corp *	16,828	140
Hawaiian Holdings Inc *	12,480	222
Hayward Holdings Inc *	20,100	308
Healthcare Services Group Inc	17,339	298
Heartland Express Inc	9,772	140
HEICO Corp	10,518	1,505
HEICO Corp, Cl A	18,282	2,141

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Heidrick & Struggles International Inc	4,552	$157
Helios Technologies Inc	7,277	498
Herc Holdings Inc	5,667	664
Heritage-Crystal Clean Inc *	4,400	121
Hexcel Corp	19,798	1,137
Hillenbrand Inc	16,580	694
HireQuest	1,100	17
HireRight Holdings *	5,200	77
HNI Corp	9,949	379
Hub Group Inc, Cl A *	7,462	545
Hubbell Inc, Cl B	12,489	2,371
Huron Consulting Group Inc *	5,911	354
Hydrofarm Holdings Group *	8,200	57
Hyliion Holdings *(A)	27,400	99
HyreCar *	3,700	4
Hyster-Yale Materials Handling Inc	2,002	74
IAA Inc *	32,429	1,266
ICF International Inc	4,168	426
Ideanomics Inc *(A)	96,300	58
IES Holdings Inc *	1,700	53
Infrastructure and Energy Alternatives *	8,700	71
INNOVATE Corp *(A)	10,100	25
Insperity Inc	8,224	823
Insteel Industries Inc	4,141	171
Interface Inc, Cl A	14,045	202
ITT Inc	20,763	1,533
JELD-WEN Holding Inc *	21,300	401
JetBlue Airways Corp *	73,481	789
John Bean Technologies Corp	7,231	880
Kadant Inc	2,625	486
Kaman Corp	6,573	238
KAR Auction Services Inc *	25,429	406
Karat Packaging *	1,000	20
KBR Inc	34,045	1,694
Kelly Services Inc, Cl A	7,995	160
Kennametal Inc	19,114	530
Kforce Inc	4,537	298
Kimball International Inc, Cl B	7,025	60
Kirby Corp *	13,726	927
Knight-Swift Transportation Holdings Inc, Cl A	38,827	1,889
Korn Ferry	12,258	753
Kratos Defense & Security Solutions Inc *	26,316	379
Landstar System Inc	9,244	1,400
Legalzoom.com Inc *(A)	21,900	287
Lennox International Inc	7,829	1,635
Lincoln Electric Holdings Inc	13,833	1,879
Lindsay Corp	2,527	318
Luxfer Holdings PLC	7,600	127
Lyft Inc, Cl A *	71,600	1,266
Manitowoc Co Inc/The *	7,787	101
ManpowerGroup Inc	12,456	1,116

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ManTech International Corp/VA, Cl A	6,422	$614
Marten Transport Ltd	14,229	250
Masonite International Corp *	5,300	487
MasTec Inc *	13,162	1,100
Matrix Service Co *	4,781	29
Matson Inc	9,452	850
Matthews International Corp, Cl A	6,813	220
Maxar Technologies Inc	16,324	487
Mayville Engineering Co Inc *	1,500	14
McGrath RentCorp	5,548	456
MDU Resources Group Inc	46,432	1,271
Mercury Systems Inc *	13,023	779
Meritor Inc *	15,095	546
Mesa Air Group Inc *	7,700	24
Middleby Corp/The *	12,825	1,942
Miller Industries Inc/TN	2,311	57
MillerKnoll	16,907	511
Mistras Group Inc *	2,697	16
Montrose Environmental Group Inc *	5,900	239
Moog Inc, Cl A	6,524	531
MRC Global Inc *	18,112	203
MSA Safety Inc	8,444	1,077
MSC Industrial Direct Co Inc, Cl A	10,203	867
Mueller Industries Inc	12,808	690
Mueller Water Products Inc, Cl A	35,912	428
MYR Group Inc *	3,879	355
National Presto Industries Inc	1,091	74
Nikola *(A)	53,300	376
NL Industries Inc	2,000	18
NN Inc *	5,587	16
Northwest Pipe Co *	2,600	87
NOW Inc *	25,100	277
NV5 Global Inc *	3,000	370
nVent Electric PLC	38,400	1,359
Omega Flex Inc	600	66
Oshkosh Corp	16,117	1,497
Owens Corning	24,060	2,300
PAM Transportation Services Inc *	1,600	45
Park Aerospace Corp	5,082	62
Park-Ohio Holdings Corp	1,118	17
Parsons Corp *	5,900	230
PGT Innovations Inc *	12,300	247
Pitney Bowes Inc	41,300	193
Plug Power Inc *(A)	117,500	2,171
Powell Industries Inc	1,364	37
Preformed Line Products Co	690	43
Primoris Services Corp	13,047	317
Proto Labs Inc *	6,099	294
Quanex Building Products Corp	6,965	142
Radiant Logistics Inc *	12,400	82
RBC Bearings Inc *	6,395	1,192
Regal Rexnord Corp	15,838	1,979

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Resideo Technologies Inc *	32,500	$768
Resources Connection Inc	6,981	129
REV Group Inc	8,400	103
Romeo Power *(A)	37,200	29
Rush Enterprises Inc, Cl A	9,598	489
Rush Enterprises Inc, Cl B	2,000	99
Ryder System Inc	12,000	960
Safe Bulkers Inc	12,300	58
Saia Inc *	6,292	1,243
Schneider National Inc, Cl B	11,200	270
Science Applications International Corp	13,476	1,166
Sensata Technologies Holding PLC	37,600	1,806
Shoals Technologies Group Inc, Cl A *	23,300	363
Shyft Group Inc/The	7,900	175
Simpson Manufacturing Co Inc	9,943	1,077
SiteOne Landscape Supply Inc *	10,300	1,383
SkyWest Inc *	11,322	305
SP Plus Corp *	6,098	195
Spirit AeroSystems Holdings Inc, Cl A	26,275	826
Spirit Airlines Inc *	22,647	474
SPX Corp *	9,894	498
Standex International Corp	2,729	254
Steelcase Inc, Cl A	20,157	247
Stem *(A)	24,400	211
Stericycle Inc *	22,500	1,137
Sterling Check Corp *	3,600	67
Sterling Infrastructure *	6,300	155
Sun Country Airlines Holdings Inc *	8,800	208
Sunrun Inc *	46,410	1,212
Team Inc *	5,757	7
Tennant Co	4,138	258
Terex Corp	15,370	544
Tetra Tech Inc	12,942	1,747
Textainer Group Holdings Ltd	10,353	336
Thermon Group Holdings Inc *	6,882	108
Timken Co/The	14,609	892
Titan International Inc *	10,800	197
Titan Machinery Inc *	4,312	114
Toro Co/The	25,200	2,079
TPI Composites Inc *	7,500	103
Transcat Inc *	1,600	101
TransUnion	45,394	3,941
Trex Co Inc *	27,060	1,724
TriNet Group Inc *	9,100	715
Trinity Industries Inc	17,742	441
Triton International Ltd	15,284	975
Triumph Group Inc *	14,496	222
TrueBlue Inc *	8,328	183
TuSimple Holdings Inc, Cl A *(A)	30,000	246
Tutor Perini Corp *	8,051	82
Uber Technologies Inc *	379,922	8,814
UFP Industries Inc	14,165	1,094

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UniFirst Corp/MA	3,440	$562
Univar Solutions Inc *	39,450	1,212
Universal Logistics Holdings Inc	1,900	53
Upwork Inc *	26,500	484
US Xpress Enterprises Inc, Cl A *	5,300	16
Valmont Industries Inc	4,814	1,236
Vectrus Inc *	2,679	96
Veritiv Corp *	3,399	494
Vertiv Holdings Co, Cl A	73,700	810
Viad Corp *	4,271	129
Vicor Corp *	4,900	330
View *(A)	31,300	40
Virgin Galactic Holdings Inc *(A)	43,900	308
VSE Corp	2,500	97
Wabash National Corp	11,741	180
Watsco Inc	7,659	1,958
Watts Water Technologies Inc, Cl A	6,256	818
Welbilt Inc *	29,350	695
Werner Enterprises Inc	14,090	572
WESCO International Inc *	10,165	1,277
Willdan Group Inc *	2,400	64
Willis Lease Finance Corp *	1,000	38
WillScot Mobile Mini Holdings Corp, Cl A *	49,811	1,780
Woodward Inc	14,842	1,508
XPO Logistics Inc *	22,190	1,186
Yellow *	10,800	41
Zurn Water Solutions Corp	27,626	796

		206,629
Information Technology — 20.4%
3D Systems Corp *	27,947	302
8x8 Inc *	25,314	184
908 Devices *(A)	5,300	74
A10 Networks Inc	13,400	206
ACI Worldwide Inc *	27,012	720
ADTRAN Inc	10,997	204
Advanced Energy Industries Inc	9,119	743
Aeva Technologies *(A)	22,800	74
Agilysys Inc *	5,000	204
Akoustis Technologies Inc *	8,400	34
Alarm.com Holdings Inc *	10,800	683
Alkami Technology Inc *	6,400	90
Allegro MicroSystems Inc *	9,500	245
Alpha & Omega Semiconductor Ltd *	4,800	211
Altair Engineering Inc, Cl A *	10,400	572
Alteryx Inc, Cl A *	13,500	751
Ambarella Inc *	8,045	686
Amdocs Ltd	29,368	2,552
American Software Inc/GA, Cl A	7,072	121
Amkor Technology Inc	22,938	469
Anaplan Inc *	34,400	2,257
Appfolio Inc, Cl A *	4,300	431
Appian Corp, Cl A *	8,800	420

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Arlo Technologies Inc *	21,752	$154
Arrow Electronics Inc *	15,825	1,909
Arteris *	1,100	10
Asana Inc, Cl A *	16,900	367
Aspen Technology *	6,370	1,233
Atlassian Corp PLC, Cl A *	32,941	5,841
Atomera *(A)	3,500	43
Avalara Inc *	20,079	1,700
Avaya Holdings Corp *	17,842	66
Aviat Networks *	2,100	62
Avid Technology Inc *	7,722	226
AvidXchange Holdings *	5,700	50
Avnet Inc	22,599	1,095
Axcelis Technologies Inc *	7,550	469
AXT Inc *	9,700	57
Badger Meter Inc	6,624	524
Belden Inc	10,123	583
Benchmark Electronics Inc	9,030	230
Benefitfocus Inc *	5,300	48
Bentley Systems Inc, Cl B	31,600	1,086
BigCommerce Holdings Inc *	10,700	198
Bill.com Holdings Inc *	21,877	2,587
Black Knight Inc *	35,537	2,413
Blackbaud Inc *	10,755	685
Blackline Inc *	12,200	893
Block Inc, Cl A *	112,909	9,881
Box Inc, Cl A *	31,500	822
Bread Financial Holdings	11,300	623
Brightcove Inc *	9,610	68
BTRS Holdings Inc, Cl 1 *	22,100	110
C3.ai Inc, Cl A *(A)	12,800	242
CalAmp Corp *	8,156	59
Calix Inc *	12,445	460
Cambium Networks Corp *	1,999	29
Cantaloupe *	14,900	78
Casa Systems Inc *	2,800	12
Cass Information Systems Inc	3,154	108
CDK Global Inc	28,300	1,541
Cerence Inc *	8,510	270
CEVA Inc *	5,138	185
ChannelAdvisor Corp *	5,900	81
Ciena Corp *	37,086	1,885
Cirrus Logic Inc *	13,995	1,141
Cleanspark *(A)	8,900	52
Clearfield Inc *	2,600	161
Cloudflare Inc, Cl A *	61,100	3,422
CMC Materials Inc	6,905	1,222
Cognex Corp	41,116	1,991
Coherent Inc *	5,553	1,505
Cohu Inc *	11,036	336
CommScope Holding Co Inc *	46,000	345
CommVault Systems Inc *	10,384	634

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Comtech Telecommunications Corp	5,832	$73
Concentrix Corp	9,681	1,499
Conduent Inc *	39,300	208
Consensus Cloud Solutions Inc *	3,585	172
CoreCard *	1,700	40
Corsair Gaming *	6,200	100
Couchbase *	7,800	111
Coupa Software Inc *	18,200	1,252
Credo Technology Group Holding *(A)	7,100	73
Crowdstrike Holdings Inc, Cl A *	47,021	7,523
CS Disco *	2,600	65
CSG Systems International Inc	7,417	461
CTS Corp	7,545	307
Daktronics Inc *	4,580	15
Datadog Inc, Cl A *	60,055	5,729
Datto Holding Corp *	5,200	183
Dell Technologies Inc, Cl C	63,390	3,166
Diebold Nixdorf Inc *	16,833	52
Digi International Inc *	7,601	168
Digimarc Corp *(A)	2,876	50
Digital Turbine Inc *	20,700	526
DigitalOcean Holdings Inc *	11,600	567
Diodes Inc *	9,842	758
DocuSign Inc, Cl A *	45,780	3,841
Dolby Laboratories Inc, Cl A	14,804	1,149
Domo Inc, Cl B *	6,432	205
DoubleVerify Holdings Inc *	15,300	340
Dropbox Inc, Cl A *	68,100	1,419
Duck Creek Technologies Inc *	16,400	305
Dynatrace Inc *	48,000	1,808
DZS *	3,800	66
E2open Parent Holdings Inc *	46,500	376
Eastman Kodak Co *(A)	9,600	44
Ebix Inc	5,725	167
eGain Corp *	4,900	45
Elastic NV *	18,300	1,128
EMCORE Corp *	7,800	26
Enfusion, Cl A *(A)	4,900	54
EngageSmart *	3,800	80
Entegris Inc	31,389	3,483
Envestnet Inc *	12,252	816
ePlus Inc *	6,776	384
Euronet Worldwide Inc *	12,188	1,477
Everbridge Inc *	8,700	359
EverCommerce *(A)	7,100	68
EVERTEC Inc	13,600	516
Evo Payments Inc, Cl A *	10,400	240
ExlService Holdings Inc *	7,523	1,070
Extreme Networks Inc *	28,887	287
Fabrinet *	8,515	740
Fair Isaac Corp *	6,091	2,495
FARO Technologies Inc *	4,508	145

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fastly Inc, Cl A *	23,900	$312
First Solar Inc *	24,700	1,744
Five9 Inc *	15,700	1,518
Flywire *	11,700	226
FormFactor Inc *	17,719	728
Genpact Ltd	44,150	1,959
GLOBALFOUNDRIES Inc *(A)	11,800	704
Globant SA *	9,500	1,800
GoDaddy Inc, Cl A *	39,245	2,945
GreenBox POS *(A)	3,700	10
Grid Dynamics Holdings Inc *	11,600	209
GTY Technology Holdings Inc *	11,200	66
Guidewire Software Inc *	20,269	1,620
Hackett Group Inc/The	5,700	117
Harmonic Inc *	20,694	199
HubSpot Inc *	10,673	3,604
I3 Verticals Inc, Cl A *	4,800	112
IBEX Holdings *	1,200	21
Ichor Holdings Ltd *	6,600	200
Identiv *	4,400	56
II-VI Inc *(A)	25,539	1,596
Impinj Inc *	4,200	197
Infinera Corp *	41,084	235
Informatica Inc, Cl A	7,200	147
Inseego Corp *(A)	21,400	44
Insight Enterprises Inc *	7,798	771
Instructure Holdings *	2,600	46
Intapp *	2,200	44
InterDigital Inc	7,417	484
International Money Express Inc *	9,600	198
Iteris Inc *	12,600	35
Itron Inc *	10,211	527
Jabil Inc	33,600	2,067
Jamf Holding Corp *	12,600	324
JFrog Ltd *	11,500	215
Kaltura *	3,700	7
Kimball Electronics Inc *	5,693	108
Knowles Corp *	20,300	390
Kopin Corp *(A)	20,100	22
Kulicke & Soffa Industries Inc	13,900	753
KVH Industries Inc *	1,997	16
Kyndryl Holdings Inc *	50,700	626
Lattice Semiconductor Corp *	32,462	1,689
Limelight Networks Inc *	27,600	100
Littelfuse Inc	5,631	1,521
LivePerson Inc *	14,991	252
LiveRamp Holdings Inc *	15,074	386
Lumentum Holdings Inc *	16,670	1,435
Luna Innovations *(A)	10,800	65
MACOM Technology Solutions Holdings Inc *	11,125	606
Mandiant Inc *	53,700	1,184

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Manhattan Associates Inc *	15,280	$1,848
Marathon Digital Holdings Inc *(A)	21,200	217
Marvell Technology Inc	198,212	11,724
Maximus Inc	13,816	897
MaxLinear Inc, Cl A *	15,944	631
MeridianLink *(A)	5,300	94
Meta Materials *(A)	46,350	89
Methode Electronics Inc	8,684	391
MicroStrategy Inc, Cl A *(A)	2,053	543
MicroVision *(A)	35,100	126
Mitek Systems Inc *	9,100	82
MKS Instruments Inc	13,423	1,658
Model N Inc *	7,600	191
Momentive Global Inc *	29,200	356
MoneyGram International Inc *	18,900	191
MongoDB Inc, Cl A *	15,100	3,581
N-able Inc *	11,350	113
Napco Security Technologies Inc *	6,500	127
National Instruments Corp	30,567	1,080
nCino Inc *	12,700	415
NCR Corp *	30,183	1,047
NeoPhotonics Corp *	13,200	203
NETGEAR Inc *	6,692	127
NetScout Systems Inc *	15,958	548
New Relic Inc *	11,700	548
nLight Inc *	10,600	130
Novanta Inc *	8,562	1,053
Nutanix Inc, Cl A *	52,200	846
NVE Corp	1,094	54
Okta Inc, Cl A *	29,504	2,450
ON Semiconductor Corp *	99,900	6,062
ON24 *	6,100	74
OneSpan Inc *	7,554	100
Onto Innovation Inc *	11,172	898
OSI Systems Inc *	4,068	341
Ouster *(A)	33,500	74
PagerDuty Inc *	18,415	454
Palantir Technologies Inc, Cl A *	386,900	3,358
Palo Alto Networks Inc *	22,685	11,406
PAR Technology Corp *(A)	5,800	218
Paya Holdings Inc *	20,400	120
Paycor HCM Inc *(A)	10,900	267
Paylocity Holding Corp *	9,600	1,679
Paysafe Ltd *	82,400	225
PC Connection Inc	2,231	100
PDF Solutions Inc *	6,753	161
Pegasystems Inc	9,336	462
Perficient Inc *	7,400	725
Photronics Inc *	13,129	285
Ping Identity Holding Corp *	13,900	263
Plantronics Inc *	10,969	433
Plexus Corp *	6,328	537

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Power Integrations Inc	13,978	$1,179
Priority Technology Holdings Inc *	1,600	8
Procore Technologies Inc *	13,500	614
Progress Software Corp	10,058	486
PROS Holdings Inc *	9,399	256
Pure Storage Inc, Cl A *	65,900	1,564
Q2 Holdings Inc *	12,500	659
Qualys Inc *	7,800	1,019
Quantum *	10,200	19
Rackspace Technology Inc *(A)	11,600	107
Rambus Inc *	24,910	625
Rapid7 Inc *	12,800	907
Rekor Systems *(A)	6,700	18
Remitly Global *	4,400	48
Repay Holdings Corp, Cl A *	20,900	260
Ribbon Communications Inc *	13,520	38
Rimini Street Inc *	10,000	62
RingCentral Inc, Cl A *	19,100	1,206
Riot Blockchain *(A)	22,100	159
Rogers Corp *	4,293	1,139
Sabre Corp *	73,800	554
Sailpoint Technologies Holdings Inc *	22,000	1,396
Sanmina Corp *	14,166	622
Sapiens International Corp NV	7,000	177
ScanSource Inc *	5,796	225
SecureWorks Corp, Cl A *	2,000	24
Semtech Corp *	14,775	947
Shift4 Payments Inc, Cl A *	9,800	447
ShotSpotter Inc *	1,400	42
Silicon Laboratories Inc *	8,682	1,295
SiTime Corp *	4,000	852
SkyWater Technology *(A)	1,700	11
SMART Global Holdings Inc *	13,400	330
Smartsheet Inc, Cl A *	29,900	1,066
Smith Micro Software Inc *	9,500	25
Snowflake Inc, Cl A *	47,700	6,089
SolarWinds Corp	7,850	91
Splunk Inc *	37,022	3,797
Sprout Social Inc, Cl A *	10,200	519
SPS Commerce Inc *	7,958	852
SS&C Technologies Holdings Inc	52,218	3,341
StarTek Inc *	4,000	14
StoneCo Ltd, Cl A *	50,000	502
Stronghold Digital Mining, Cl A *	1,600	5
Sumo Logic Inc *	18,700	152
SunPower Corp, Cl A *(A)	18,336	324
Super Micro Computer Inc *	10,300	516
Switch Inc, Cl A	26,300	888
Synaptics Inc *	9,187	1,361
TD SYNNEX Corp	9,581	995
Telos *	8,500	82
Tenable Holdings Inc *	20,900	1,051

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Teradata Corp *	24,500	$942
Thoughtworks Holding Inc *	9,100	158
Trade Desk Inc/The, Cl A *	102,500	5,335
TTEC Holdings Inc	4,227	285
TTM Technologies Inc *	23,487	335
Tucows Inc, Cl A *(A)	2,200	107
Turtle Beach Corp *	4,000	70
Twilio Inc, Cl A *	39,442	4,148
Ubiquiti Inc (A)	1,500	392
Ultra Clean Holdings Inc *	9,852	331
Unisys Corp *	15,183	181
Unity Software Inc *	36,500	1,459
Universal Display Corp	10,151	1,282
Upland Software Inc *	5,700	75
Varonis Systems Inc, Cl B *	24,100	797
Veeco Instruments Inc *	11,010	236
Velodyne Lidar *	17,700	30
Verint Systems Inc *	14,650	748
Veritone Inc *(A)	5,500	43
Verra Mobility Corp, Cl A *	34,800	555
Viant Technology, Cl A *	2,600	16
Viasat Inc *	15,956	630
Viavi Solutions Inc *	55,000	796
VirnetX Holding Corp *(A)	20,442	25
Vishay Intertechnology Inc	30,417	622
Vishay Precision Group Inc *	3,164	96
VMware Inc, Cl A	52,609	6,739
Vonage Holdings Corp *	61,720	1,196
Vontier Corp	40,100	1,075
Weave Communications Inc *	1,000	5
Western Union Co/The	93,300	1,692
WEX Inc *	10,776	1,835
Wix.com Ltd *	12,100	763
Wolfspeed Inc *	27,723	2,086
Workday Inc, Cl A *	45,166	7,059
Workiva Inc, Cl A *	9,700	708
Xerox Holdings Corp	32,800	617
Xperi Holding Corp	23,950	394
Yext Inc *	25,100	127
Zendesk Inc *	28,723	2,627
Zoom Video Communications Inc, Cl A *	50,621	5,439
Zscaler Inc *	18,500	2,832
Zuora Inc, Cl A *	26,300	267

		296,218
Materials — 4.8%
AdvanSix Inc	5,900	273
Alcoa Corp	43,000	2,654
Allegheny Technologies Inc *	29,100	800
American Vanguard Corp	6,799	168
Amyris Inc *(A)	37,000	94
AptarGroup Inc	15,866	1,699
Arconic Corp *	24,300	684

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ardagh Metal Packaging SA (A)	35,250	$213
Ashland Global Holdings Inc	11,808	1,264
Aspen Aerogels Inc *	4,800	84
Avient Corp	22,132	1,089
Axalta Coating Systems Ltd *	47,900	1,301
Balchem Corp	7,288	907
Berry Global Group Inc *	32,541	1,898
Cabot Corp	12,832	970
Carpenter Technology Corp	12,701	447
Century Aluminum Co *	12,297	145
Chase Corp	1,500	121
Chemours Co/The	38,300	1,650
Clearwater Paper Corp *	3,751	129
Cleveland-Cliffs Inc *	106,860	2,477
Coeur Mining Inc *	58,261	227
Commercial Metals Co	29,041	1,154
Compass Minerals International Inc	7,840	352
Constellium, Cl A *	28,600	483
Crown Holdings Inc	28,651	2,992
Danimer Scientific *(A)	15,100	66
Diversey Holdings Ltd *	19,500	191
Eagle Materials Inc	8,883	1,160
Ecovyst	12,200	125
Element Solutions Inc	54,600	1,162
FutureFuel Corp	3,876	28
Gatos Silver *	7,500	23
GCP Applied Technologies Inc *	16,924	527
Glatfelter	10,271	89
Graphic Packaging Holding Co	68,617	1,527
Greif Inc, Cl A	5,919	352
Greif Inc, Cl B	1,300	77
Hawkins Inc	4,346	157
Haynes International Inc	2,823	108
HB Fuller Co	12,033	855
Hecla Mining Co	121,968	576
Huntsman Corp	50,024	1,813
Ingevity Corp *	9,100	634
Innospec Inc	5,513	562
Intrepid Potash *	1,860	123
Kaiser Aluminum Corp	3,754	384
Koppers Holdings Inc	4,473	121
Kronos Worldwide Inc	5,084	97
Livent Corp *	38,500	1,224
Louisiana-Pacific Corp	20,542	1,419
Marrone Bio Innovations *	12,500	15
Materion Corp	4,574	375
Minerals Technologies Inc	7,524	499
MP Materials *	17,000	670
Myers Industries Inc	8,418	200
Neenah Inc	3,793	144
NewMarket Corp	1,497	493
Novagold Resources Inc *	55,300	309

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
O-I Glass Inc, Cl I *	35,600	$586
Olin Corp	33,916	2,231
Olympic Steel Inc	1,927	66
Orion Engineered Carbons SA	14,400	278
Pactiv Evergreen Inc	8,700	90
Perpetua Resources *	5,700	20
PolyMet Mining *	6,200	17
PureCycle Technologies *(A)	12,200	104
Quaker Chemical Corp	3,034	474
Ranpak Holdings Corp, Cl A *	8,300	103
Rayonier Advanced Materials Inc *	13,917	54
Reliance Steel & Aluminum Co	14,838	2,884
Royal Gold Inc	15,802	1,787
RPM International Inc	30,488	2,686
Ryerson Holding Corp	4,900	148
Schnitzer Steel Industries Inc, Cl A	5,956	242
Schweitzer-Mauduit International Inc	9,138	248
Scotts Miracle-Gro Co/The, Cl A	9,459	895
Sensient Technologies Corp	9,535	834
Silgan Holdings Inc	18,960	831
Sonoco Products Co	23,921	1,399
Southern Copper Corp	19,829	1,225
Steel Dynamics Inc	43,937	3,751
Stepan Co	4,825	541
Summit Materials Inc, Cl A *	26,706	729
SunCoke Energy Inc	18,646	151
Sylvamo Corp	9,200	467
TimkenSteel Corp *	10,104	233
Tredegar Corp	5,341	65
TriMas Corp	9,876	278
Trinseo PLC	8,900	421
Tronox Holdings PLC	25,800	465
United States Lime & Minerals Inc	400	48
United States Steel Corp	62,700	1,572
Valhi	500	23
Valvoline Inc	41,736	1,396
Warrior Met Coal Inc	11,800	397
Westlake Corp	8,110	1,071
Worthington Industries Inc	7,402	345
Zymergen *(A)	18,000	26

		69,561
Real Estate — 8.0%
Acadia Realty Trust ‡	20,139	396
Agree Realty Corp ‡	17,147	1,193
Alexander & Baldwin Inc ‡	16,191	330
Alexander's Inc ‡	488	118
American Assets Trust Inc ‡	11,391	388
American Campus Communities Inc ‡	32,862	2,136
American Homes 4 Rent, Cl A ‡	70,300	2,598
Americold Realty Trust ‡	64,500	1,786
Apartment Income ‡	37,800	1,696

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Apartment Investment and Management Co, Cl A *‡	34,000	$214
Apple Hospitality Inc ‡	48,800	815
Armada Hoffler Properties Inc ‡	13,800	190
Ashford Hospitality Trust Inc *‡	3,050	17
Braemar Hotels & Resorts Inc ‡	13,600	79
Brandywine Realty Trust ‡	38,639	431
Brixmor Property Group Inc ‡	71,200	1,736
Broadstone Net Lease Inc, Cl A ‡	35,900	759
BRT Apartments Corp ‡	2,400	55
CareTrust Inc ‡	22,653	420
CatchMark Timber Trust Inc, Cl A ‡	11,000	130
Centerspace ‡	3,403	282
Chatham Lodging Trust *‡	10,435	133
City Office Inc ‡	11,000	153
Clipper Realty Inc ‡	3,500	30
Community Healthcare Trust Inc ‡	5,400	203
Corporate Office Properties Trust ‡	25,430	703
Cousins Properties Inc ‡	34,145	1,180
CTO Realty Growth Inc ‡	1,418	93
CubeSmart ‡	52,322	2,330
Cushman & Wakefield PLC *	31,600	590
DiamondRock Hospitality Co *‡	47,607	490
DigitalBridge Group *	110,594	666
Diversified Healthcare Trust ‡	55,107	125
Douglas Elliman	15,445	89
Douglas Emmett Inc ‡	39,285	1,111
Easterly Government Properties Inc, Cl A ‡	19,500	383
EastGroup Properties Inc ‡	9,685	1,565
Empire State Realty Trust Inc, Cl A ‡	33,000	264
EPR Properties ‡	16,951	869
Equity Commonwealth *‡	26,844	731
Equity LifeStyle Properties Inc ‡	41,264	3,124
Essential Properties Realty Trust Inc ‡	28,000	641
eXp World Holdings Inc (A)	13,900	194
Farmland Partners Inc ‡	6,700	101
Fathom Holdings *	1,100	11
First Industrial Realty Trust Inc ‡	31,153	1,656
Forestar Group Inc *	3,867	64
Four Corners Property Trust Inc ‡	17,319	477
Franklin Street Properties Corp ‡	27,996	127
FRP Holdings Inc *	1,438	86
Gaming and Leisure Properties Inc ‡	55,731	2,609
Getty Realty Corp ‡	9,189	257
Gladstone Commercial Corp ‡	8,919	181
Gladstone Land Corp ‡	7,000	188
Global Medical Inc ‡	15,000	195
Global Net Lease Inc ‡	24,033	348
Healthcare Realty Trust Inc ‡	33,855	984
Healthcare Trust of America Inc, Cl A ‡	52,750	1,585
Hersha Hospitality Trust, Cl A *‡	9,019	99
Highwoods Properties Inc ‡	25,168	989

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Howard Hughes Corp/The *	9,517	$801
Hudson Pacific Properties Inc ‡	33,970	676
Independence Realty Trust Inc ‡	50,401	1,185
Indus Realty Trust ‡	1,403	87
Industrial Logistics Properties Trust ‡	15,409	235
Innovative Industrial Properties Inc, Cl A ‡	5,800	772
Invitation Homes Inc ‡	141,081	5,322
iStar Inc ‡	14,918	260
JBG SMITH Properties ‡	27,600	712
Jones Lang LaSalle Inc *	11,847	2,338
Kennedy-Wilson Holdings Inc	27,029	569
Kilroy Realty Corp ‡	28,043	1,702
Kite Realty Group Trust ‡	49,421	1,036
Lamar Advertising Co, Cl A ‡	20,697	2,027
Life Storage Inc ‡	19,139	2,235
LTC Properties Inc ‡	9,217	357
LXP Industrial Trust, Cl B ‡	69,890	808
Macerich Co/The ‡	48,045	565
Marcus & Millichap Inc	5,100	214
Medical Properties Trust Inc ‡	141,162	2,623
National Health Investors Inc ‡	9,864	583
National Retail Properties Inc ‡	42,143	1,867
National Storage Affiliates Trust ‡	19,800	1,038
Necessity Retail ‡	28,700	229
NETSTREIT Corp ‡	9,200	193
Newmark Group Inc, Cl A	38,405	425
NexPoint Residential Trust Inc ‡	4,900	360
Office Properties Income Trust ‡	10,391	221
Omega Healthcare Investors Inc ‡	57,357	1,708
One Liberty Properties Inc ‡	3,662	100
Opendoor Technologies Inc *	103,100	745
Orion Office Inc ‡	11,900	159
Outfront Media Inc ‡	32,709	675
Paramount Group Inc ‡	42,000	381
Park Hotels & Resorts Inc ‡	53,459	966
Pebblebrook Hotel Trust ‡	29,225	658
Phillips Edison ‡	26,000	877
Physicians Realty Trust ‡	53,600	994
Piedmont Office Realty Trust Inc, Cl A ‡	28,566	421
Plymouth Industrial Inc ‡	7,000	142
Postal Realty Trust Inc, Cl A ‡	2,600	41
PotlatchDeltic Corp ‡	14,812	777
Preferred Apartment Communities Inc ‡	11,600	289
PS Business Parks Inc ‡	4,528	850
Rafael Holdings Inc, Cl B *	1,600	3
Rayonier Inc ‡	33,353	1,375
RE/MAX Holdings Inc, Cl A	4,200	102
Realogy Holdings Corp *	26,502	328
Redfin Corp *(A)	23,300	228
Retail Opportunity Investments Corp ‡	26,759	484
Rexford Industrial Realty Inc ‡	38,400	2,453
RLJ Lodging Trust ‡	37,154	499

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
RMR Group Inc/The, Cl A	4,170	$125
RPT Realty ‡	18,837	229
Ryman Hospitality Properties Inc *‡	12,360	1,104
Sabra Health Care Inc ‡	52,020	730
Safehold Inc ‡	5,000	224
Saul Centers Inc ‡	2,644	130
Seritage Growth Properties *(A)	7,500	60
Service Properties Trust ‡	38,741	245
SITE Centers Corp ‡	38,907	612
SL Green Realty Corp ‡	15,383	950
Spirit Realty Capital Inc ‡	29,213	1,227
St. Joe	7,300	369
STAG Industrial Inc ‡	43,256	1,440
STORE Capital Corp ‡	58,900	1,625
Summit Hotel Properties Inc *‡	23,629	206
Sun Communities Inc ‡	27,121	4,451
Sunstone Hotel Investors Inc *‡	48,938	586
Tanger Factory Outlet Centers Inc ‡	23,549	412
Tejon Ranch Co *	4,876	83
Terreno Realty Corp ‡	16,863	1,024
UMH Properties Inc ‡	9,500	187
Uniti Group Inc ‡	45,160	512
Universal Health Realty Income Trust ‡	3,116	167
Urban Edge Properties ‡	28,500	537
Urstadt Biddle Properties Inc, Cl A ‡	6,156	108
Veris Residential *‡	19,767	318
VICI Properties Inc ‡	198,800	6,133
Washington Real Estate Investment Trust ‡	20,913	508
Whitestone, Cl B ‡	12,377	152
WP Carey Inc ‡	44,900	3,778
Xenia Hotels & Resorts Inc *‡	25,700	473
Zillow Group Inc, Cl A *	13,691	547
Zillow Group Inc, Cl C *	39,297	1,568

		116,908
Utilities — 2.7%
ALLETE Inc	11,770	730
American States Water Co	8,274	656
Artesian Resources Corp, Cl A	2,184	107
Avangrid Inc (A)	12,950	616
Avista Corp	17,252	749
Black Hills Corp	14,602	1,119
Brookfield Infrastructure Corp, Cl A (A)	15,300	1,080
Brookfield Renewable Corp, Cl A	30,513	1,104
Cadiz Inc *	4,300	9
California Water Service Group	11,841	636
Chesapeake Utilities Corp	3,815	510
Clearway Energy Inc, Cl A	7,800	254
Clearway Energy Inc, Cl C	18,300	641
Essential Utilities Inc	55,037	2,546
Global Water Resources Inc	2,800	40
Hawaiian Electric Industries Inc	25,458	1,099
IDACORP Inc	12,024	1,311

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MGE Energy Inc	8,214	$652
Middlesex Water Co	4,001	340
National Fuel Gas Co	20,488	1,506
New Jersey Resources Corp	21,894	1,005
Northwest Natural Holding Co	7,076	384
NorthWestern Corp	12,146	744
OGE Energy Corp	48,076	1,986
ONE Gas Inc	12,100	1,053
Ormat Technologies Inc (A)	10,334	868
Otter Tail Corp	9,546	624
PG&E Corp *	469,500	5,728
PNM Resources Inc	19,717	937
Portland General Electric Co	21,400	1,054
Pure Cycle Corp *	5,900	67
SJW Group	6,264	387
South Jersey Industries Inc	23,496	819
Southwest Gas Holdings Inc	15,941	1,485
Spire Inc	12,303	963
Sunnova Energy International Inc *	22,500	450
UGI Corp	49,996	2,137
Unitil Corp	3,558	206
Via Renewables Inc, Cl A	2,000	17
Vistra Corp	111,768	2,947
York Water Co/The	2,952	121

		39,687
Total Common Stock
(Cost $1,167,896) ($ Thousands)		1,442,706

	Number of Rights
RIGHTS — 0.0%
Pulse Biosciences Inc Right *‡‡	2,347	–
Tobira Therapeutics CVR *‡‡(B)	2,300	–
Zogenix Inc CVR *‡‡	13,200	–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
AFFILIATED PARTNERSHIP — 3.1%
SEI Liquidity Fund, L.P.
0.760% **†(C)	45,517,212	45,524

Total Affiliated Partnership
(Cost $45,517) ($ Thousands)		45,524

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	11,449,344	$11,449

Total Cash Equivalent
(Cost $11,449) ($ Thousands)		11,449

Total Investments in Securities — 103.1%
(Cost $1,224,862) ($ Thousands)		$1,499,679

A list of the open futures contracts held by the Fund at May 31, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
Russell 2000 Index E-MINI	58	Jun-2022	$5,725	$5,400	$(325)
S&P Mid Cap 400 Index E-MINI	20	Jun-2022	5,105	5,026	(79)
			$10,830	$10,426	$(404)

Percentages are based on Net Assets of $1,453,682 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $42,789 ($ Thousands).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $45,524 ($ Thousands).

Cl — Class
CVR — Contingent Value Rights
IBEX— Spanish Stock Exchange Index
L.P. — Limited Partnership
Ltd. — Limited
PLC — Public Limited Company
S&P— Standard & Poor's

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)		Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	1,442,706		–	–		1,442,706
Rights	–	^	–	–	^	–	^
Affiliated Partnership	–		45,524	–		45,524
Cash Equivalent	11,449		–	–		11,449
Total Investments in Securities	1,454,155		45,524	–	^	1,499,679

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(404)	–	–	(404)
Total Other Financial Instruments	(404)	–	–	(404)

^ Securities market value less than $500.

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Extended Market Index Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Investments Co	$1,682	$224	$(351)	$74	$(196)	$1,433	24,519	$19	$—
SEI Liquidity Fund, L.P.	90,850	310,161	(355,479)	5	(13)	45,524	45,517,212	495	—
SEI Daily Income Trust, Government Fund, Cl F	7,519	298,142	(294,212)	—	—	11,449	11,449,344	7	—
Totals	$100,051	$608,527	$(650,042)	$79	$(209)	$58,406		$521	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.1%

Communication Services — 1.7%
Altice USA Inc, Cl A *	19,500	$222
AMC Networks Inc, Cl A *	9,100	357
Anterix Inc *	750	32
ATN International Inc	750	33
Audacy Inc, Cl A *	77,660	135
Cable One Inc	119	155
Cars.com Inc *	12,540	130
Cogent Communications Holdings Inc	2,350	142
EchoStar Corp, Cl A *	400	10
Gannett Co Inc *	41,800	164
Gogo Inc *	10,332	209
Gray Television Inc	12,000	237
Hemisphere Media Group Inc, Cl A *	10,809	74
IDT Corp, Cl B *	5,480	151
Integral Ad Science Holding Corp *	35,400	431
Iridium Communications Inc *	600	22
John Wiley & Sons Inc, Cl A	2,050	109
Liberty Latin America Ltd, Cl A *	13,687	130
Liberty TripAdvisor Holdings Inc, Cl A *	39,778	41
MediaAlpha Inc, Cl A *	4,340	44
Nexstar Media Group Inc, Cl A	4,642	814
Ooma Inc *	1,500	21
Scholastic Corp	1,600	60
World Wrestling Entertainment Inc, Cl A	3,207	214
Ziff Davis Inc *	330	25

		3,962
Consumer Discretionary — 9.9%
Aaron's Co Inc/The	10,670	209
Academy Sports & Outdoors Inc	5,912	198
American Axle & Manufacturing Holdings Inc *	29,100	236
American Public Education Inc *	8,246	115

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Arko Corp	15,410	$139
Autoliv Inc	2,900	232
AutoNation Inc *	1,360	163
Beazer Homes USA Inc *	26,104	423
Big Lots Inc	7,300	179
Biglari Holdings Inc, Cl B *	1,087	145
Bluegreen Vacations Holding Corp, Cl A	11,493	320
Boot Barn Holdings Inc *	6,685	540
Buckle Inc/The	2,312	76
Caleres Inc	18,660	531
Carriage Services Inc, Cl A	5,066	205
Cato Corp/The, Cl A	7,925	103
Century Casinos Inc *	10,900	95
Chuy's Holdings Inc *	5,713	129
Citi Trends Inc *	1,940	58
Container Store Group Inc/The *	29,990	231
Crocs Inc *	3,100	173
Dana Inc	15,100	250
Dillard's Inc, Cl A	180	54
Dorman Products Inc *	1,160	117
El Pollo Loco Holdings Inc *	4,665	48
Ethan Allen Interiors Inc	32,340	752
Funko Inc, Cl A *	32,183	656
Genesco Inc *	6,190	349
Gentex Corp	2,900	90
Gentherm Inc *	4,380	302
G-III Apparel Group Ltd *	12,200	306
Goodyear Tire & Rubber Co/The *	16,500	213
Group 1 Automotive Inc	2,400	431
H&R Block Inc	14,944	527
Hamilton Beach Brands Holding Co, Cl A	7,308	75
Haverty Furniture Cos Inc	26,609	752
Helen of Troy Ltd *	850	157
Hibbett Inc	10,965	557
Hooker Furnishings Corp	10,620	184
Johnson Outdoors Inc, Cl A	1,809	118
Latham Group Inc *	4,660	44
La-Z-Boy Inc, Cl Z	9,000	230
Lazydays Holdings Inc *(A)	19,658	305
Lifetime Brands Inc	6,041	69
Liquidity Services Inc *	4,207	57
LL Flooring Holdings Inc *	12,273	147
Lovesac Co/The *	10,979	382
M/I Homes Inc *	4,100	192
Marine Products Corp	5,099	54
MarineMax Inc *	3,600	149
MasterCraft Boat Holdings Inc *	12,000	281
Mattel Inc *	9,920	249
MDC Holdings Inc	6,500	248
Meritage Homes Corp *	3,200	273
Modine Manufacturing Co *	45,100	533
Monarch Casino & Resort Inc *	3,123	212

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Motorcar Parts of America Inc *	3,430	$51
Movado Group Inc	5,257	178
Murphy USA Inc	2,137	532
Noodles & Co, Cl A *	10,206	67
Nordstrom Inc	7,800	206
ODP Corp/The *	7,700	294
OneWater Marine Inc, Cl A *	7,090	243
Party City Holdco Inc *	42,650	61
Penske Automotive Group Inc	2,102	242
Perdoceo Education Corp *	23,259	254
PetMed Express Inc	1,200	26
Porch Group Inc *	25,850	107
Qurate Retail Inc *	23,700	86
RealReal Inc/The *	28,230	93
Rent-A-Center Inc/TX, Cl A	6,900	190
Sally Beauty Holdings Inc *	20,200	306
Service Corp International/US	3,700	259
Shoe Carnival Inc	11,776	321
Shutterstock Inc	240	15
Signet Jewelers Ltd	4,900	292
Sonic Automotive Inc, Cl A	5,600	255
Standard Motor Products Inc	2,100	84
Stride Inc *	5,704	223
Sturm Ruger & Co Inc	1,000	68
Superior Group of Cos Inc	4,661	84
Target Hospitality Corp *	9,660	61
Tri Pointe Homes Inc *	24,200	510
Tupperware Brands Corp *	9,000	60
Udemy Inc *	12,086	178
Unifi Inc *	21,444	339
Vista Outdoor Inc *	6,070	234
Vivint Smart Home Inc *	71,575	427
Wingstop Inc	3,875	309
Winmark Corp	1,363	270
Winnebago Industries Inc	3,300	163
WW International Inc *	31,730	225
Wyndham Hotels & Resorts Inc	15,590	1,249
Zumiez Inc *	4,578	150

		22,575
Consumer Staples — 6.0%
Albertsons Cos Inc, Cl A	6,600	202
Beauty Health Co/The *	29,247	417
BellRing Brands Inc *	1,147	30
BJ's Wholesale Club Holdings Inc *	3,800	220
Bunge Ltd	5,790	685
Cal-Maine Foods Inc	2,500	119
Casey's General Stores Inc	1,190	249
Central Garden & Pet Co *	3,740	169
Central Garden & Pet Co, Cl A *	2,850	121
Coca-Cola Consolidated Inc	284	160
Edgewell Personal Care Co	9,100	331
Energizer Holdings Inc	11,100	333

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Flowers Foods Inc	8,600	$237
Fresh Del Monte Produce Inc	2,100	54
Grocery Outlet Holding Corp *	5,851	224
Hain Celestial Group Inc/The *	3,200	84
Hostess Brands Inc, Cl A *	51,322	1,091
Ingles Markets Inc, Cl A	10,160	905
Ingredion Inc	9,200	871
Inter Parfums Inc	840	62
J & J Snack Foods Corp	840	108
John B Sanfilippo & Son Inc	960	73
Lancaster Colony Corp	870	106
MGP Ingredients Inc	3,338	323
Natural Grocers by Vitamin Cottage Inc	12,866	227
Nu Skin Enterprises Inc, Cl A	5,600	261
Pilgrim's Pride Corp *	2,600	87
Post Holdings Inc *	2,629	216
PriceSmart Inc	1,480	116
Primo Water Corp	5,400	77
Sanderson Farms Inc	790	158
Seaboard Corp	16	66
Seneca Foods Corp, Cl A *	8,200	466
Simply Good Foods Co/The *	5,470	219
SpartanNash Co	13,300	458
Sprouts Farmers Market Inc *	26,100	707
Tootsie Roll Industries Inc	1,030	34
TreeHouse Foods Inc *	18,535	762
United Natural Foods Inc *	22,154	940
Universal Corp/VA	8,300	528
Vector Group Ltd	1,600	20
Veru Inc *(A)	25,329	328
Village Super Market Inc, Cl A	16,844	400
WD-40 Co	550	104
Weis Markets Inc	3,982	293

		13,641
Energy — 8.8%
Alto Ingredients Inc *	56,594	252
Antero Resources Corp *	5,980	256
Berry Corp	11,650	130
Cactus Inc, Cl A	25,559	1,340
California Resources Corp	4,586	200
Centrus Energy Corp, Cl A *	9,350	239
Chesapeake Energy Corp (A)	3,062	298
Civitas Resources Inc	8,600	657
Comstock Resources Inc *	28,477	550
Delek US Holdings Inc *	7,435	217
DHT Holdings Inc	9,500	57
Dorian LPG Ltd	8,130	138
Earthstone Energy Inc, Cl A *	43,953	792
Enviva Inc	2,827	220
Expro Group Holdings *	14,554	199
Falcon Minerals Corp	57,200	424
Gevo Inc *(A)	43,290	182

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Golar LNG Ltd *	5,600	$142
HF Sinclair Corp	4,465	219
International Seaways Inc	21,005	507
Magnolia Oil & Gas Corp, Cl A	9,819	271
Matador Resources Co	19,860	1,209
Murphy Oil Corp	5,640	239
Nabors Industries Ltd *	1,531	255
National Energy Services Reunited Corp *	26,801	200
New Fortress Energy Inc, Cl A	5,401	252
NexTier Oilfield Solutions Inc *	22,110	241
Northern Oil and Gas Inc	9,361	306
Oasis Petroleum Inc	1,270	201
Oil States International Inc *	8,630	67
Ovintiv Inc	4,398	246
Par Pacific Holdings Inc *	32,551	534
Patterson-UTI Energy Inc	12,240	233
PBF Energy Inc, Cl A *	7,735	257
PDC Energy Inc	18,365	1,453
Range Resources Corp *	6,597	224
REX American Resources Corp *	3,130	272
Scorpio Tankers Inc	18,656	617
Select Energy Services Inc, Cl A *	24,064	204
SFL Corp Ltd	54,940	618
Solaris Oilfield Infrastructure Inc, Cl A	37,471	505
Southwestern Energy Co *	62,151	567
Talos Energy Inc *	26,370	569
Teekay Tankers Ltd, Cl A *	11,888	246
Tellurian Inc *	33,897	162
TETRA Technologies Inc *	35,826	180
Uranium Energy Corp *(A)	31,910	122
US Silica Holdings Inc *	8,527	151
VAALCO Energy Inc	50,000	383
Vertex Energy Inc *(A)	21,490	301
W&T Offshore Inc *	157,750	1,062
Whiting Petroleum Corp	2,532	224
World Fuel Services Corp	18,000	446

		19,836
Financials — 17.4%
1st Source Corp	1,000	47
Acacia Research Corp *	84,425	404
AFC Gamma Inc	4,870	87
Alerus Financial Corp	1,000	25
Alleghany Corp *	348	290
Amalgamated Financial Corp	8,796	191
A-Mark Precious Metals Inc *	2,895	220
American Equity Investment Life Holding Co	6,100	246
AMERISAFE Inc	1,600	81
Apollo Commercial Real Estate Finance Inc	18,100	230
Apollo Investment Corp	21,366	265
Arbor Realty Trust Inc ‡	22,000	361
Arrow Financial Corp	3,041	101
AssetMark Financial Holdings Inc *	12,084	252

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Associated Banc-Corp	30,700	$636
Assurant Inc	2,737	484
Atlanticus Holdings Corp *	9,348	364
Axis Capital Holdings Ltd	2,900	170
B Riley Financial Inc	2,425	132
Bank First Corp	300	22
Bank of Marin Bancorp	4,450	146
Bank of NT Butterfield & Son Ltd/The	100	3
Banner Corp	1,650	96
Bridgewater Bancshares Inc *	6,483	105
Brown & Brown Inc	4,500	267
Business First Bancshares Inc	1,200	27
Byline Bancorp Inc	5,000	125
Cambridge Bancorp	410	34
Camden National Corp	11,398	504
Capital Bancorp Inc	3,960	93
Capital City Bank Group Inc	1,200	33
Capstar Financial Holdings Inc	4,687	98
Carter Bankshares Inc *	7,841	116
Cathay General Bancorp	8,600	354
Cboe Global Markets Inc	2,170	244
CBTX Inc	1,570	45
Central Pacific Financial Corp	9,430	228
Citizens Financial Group Inc	9,147	379
City Holding Co	350	29
Civista Bancshares Inc	8,665	185
CNB Financial Corp/PA	1,100	28
CNO Financial Group Inc	40,000	823
Cohen & Steers Inc	140	11
Columbia Financial Inc *	4,400	91
Community Trust Bancorp Inc	7,300	307
Crawford & Co, Cl A	6,000	49
CrossFirst Bankshares Inc *	9,680	130
Curo Group Holdings Corp	12,373	108
Customers Bancorp Inc *	14,645	605
Diamond Hill Investment Group Inc	290	54
Dime Community Bancshares Inc	4,668	147
Employers Holdings Inc	1,550	64
Enova International Inc *	3,450	109
Enstar Group Ltd *	10	2
Enterprise Financial Services Corp	1,800	83
Equity Bancshares Inc, Cl A	3,410	111
Erie Indemnity Co, Cl A	910	153
Everest Re Group Ltd	920	260
EZCORP Inc, Cl A *	23,040	175
FactSet Research Systems Inc	670	256
Farmers National Banc Corp	10,510	163
Federal Agricultural Mortgage Corp, Cl C	2,100	221
Federated Hermes Inc, Cl B	7,900	268
Financial Institutions Inc	14,161	399
First American Financial Corp	3,100	188
First Bancshares Inc/The	1,997	60

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Busey Corp	9,500	$223
First Business Financial Services Inc	9,400	323
First Commonwealth Financial Corp	16,200	227
First Community Bankshares Inc	7,990	230
First Financial Bankshares Inc	14,372	593
First Financial Corp/IN	3,520	158
First Horizon Corp	21,000	479
First Internet Bancorp	4,529	175
First of Long Island Corp/The	6,435	122
Flagstar Bancorp Inc	11,300	435
Flushing Financial Corp	15,600	360
FNB Corp/PA	31,700	385
FS KKR Capital Corp	14,600	316
Fulton Financial Corp	25,500	404
Great Southern Bancorp Inc	1,150	68
Greenhill & Co Inc	9,210	113
Guaranty Bancshares Inc/TX	600	22
Hamilton Lane Inc, Cl A	9,400	654
Hancock Whitney Corp	8,000	399
Hanmi Financial Corp	29,663	692
Hanover Insurance Group Inc/The	1,460	214
HarborOne Bancorp Inc	6,489	93
HBT Financial Inc	7,590	132
Heartland Financial USA Inc	1,750	77
Heritage Commerce Corp	5,802	67
Heritage Insurance Holdings Inc	22,879	84
Hilltop Holdings Inc	17,000	510
Hingham Institution For Savings The	90	29
HomeStreet Inc	10,600	427
HomeTrust Bancshares Inc	5,830	156
Hope Bancorp Inc	26,100	381
Houlihan Lokey Inc, Cl A	970	83
Independent Bank Corp/MI	32,780	649
Invesco Mortgage Capital Inc	76,500	136
Investors Title Co	90	15
Kinsale Capital Group Inc	5,824	1,281
Lakeland Bancorp Inc	27,640	429
Lazard Ltd, Cl A	7,300	257
Macatawa Bank Corp	7,230	67
Mercantile Bank Corp	13,010	430
Merchants Bancorp/IN	6,590	168
Mercury General Corp	550	27
Meridian Corp	5,800	182
Metrocity Bankshares Inc	3,029	62
Metropolitan Bank Holding Corp *	2,540	196
Midland States Bancorp Inc	13,400	360
MidWestOne Financial Group Inc	1,000	30
Morningstar Inc	770	198
Mr Cooper Group Inc *	3,306	143
MVB Financial Corp	350	13
National Bank Holdings Corp, Cl A	1,600	65
National Western Life Group Inc, Cl A	300	63

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NBT Bancorp Inc	2,200	$81
New Mountain Finance Corp	22,600	292
New Residential Investment Corp ‡	31,400	355
New York Mortgage Trust Inc ‡	57,400	174
Nicolet Bankshares Inc *	3,232	258
Northrim BanCorp Inc	1,612	67
Oaktree Specialty Lending Corp	39,300	273
OceanFirst Financial Corp	3,000	61
OFG Bancorp	22,500	638
Old National Bancorp/IN	14,400	229
Oportun Financial Corp *	6,507	73
Oppenheimer Holdings Inc, Cl A	9,878	353
Origin Bancorp Inc	2,090	82
PCB Bancorp	10,100	202
PCSB Financial Corp	8,353	164
Peapack-Gladstone Financial Corp	4,903	165
PennantPark Investment Corp	55,400	392
Peoples Bancorp Inc/OH	4,090	117
Peoples Financial Services Corp	1,225	65
Piper Sandler Cos	850	112
PJT Partners Inc	1,850	140
Popular Inc	7,800	637
Primis Financial Corp	14,600	197
Prospect Capital Corp	19,800	152
Provident Bancorp Inc	4,933	74
Pzena Investment Management Inc, Cl A	22,801	161
QCR Holdings Inc	3,713	206
RBB Bancorp	8,190	176
Redwood Trust Inc ‡	28,900	295
Regional Management Corp	16,282	775
RenaissanceRe Holdings Ltd	1,410	216
Republic Bancorp Inc/KY, Cl A	700	32
RLI Corp	1,680	203
Safety Insurance Group Inc	890	83
Selective Insurance Group Inc	2,280	181
ServisFirst Bancshares Inc	1,885	157
Sierra Bancorp	900	20
Simmons First National Corp, Cl A	9,914	255
Sixth Street Specialty Lending Inc	10,400	215
SmartFinancial Inc	900	23
Southern First Bancshares Inc *	550	25
Southern Missouri Bancorp Inc	1,740	81
SouthState Corp	2,293	185
StepStone Group Inc, Cl A	5,910	161
Stewart Information Services Corp	2,000	111
Stifel Financial Corp	10,710	687
StoneX Group Inc *	2,905	218
Synovus Financial Corp	5,800	247
Tompkins Financial Corp	750	57
Towne Bank/Portsmouth VA	3,300	97
Trean Insurance Group Inc *	8,887	64
TriCo Bancshares	2,200	100

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TriState Capital Holdings Inc *	5,180	$158
TrustCo Bank Corp NY	1,300	42
Umpqua Holdings Corp	22,700	401
United Community Banks Inc/GA	28,410	893
United Fire Group Inc	1,400	45
Universal Insurance Holdings Inc	46,398	599
Univest Financial Corp	10,330	274
Unum Group	6,043	220
W R Berkley Corp	4,405	313
White Mountains Insurance Group Ltd	128	159
Wintrust Financial Corp	210	18

		39,492
Health Care — 12.3%
2seventy bio Inc *	5,750	71
Acadia Healthcare Co Inc *	24,392	1,736
Accolade Inc *	8,430	54
Acumen Pharmaceuticals Inc *	3,540	13
Aerie Pharmaceuticals Inc *	8,040	42
Akero Therapeutics Inc *	1,500	13
Albireo Pharma Inc *	1,600	32
Alkermes PLC *	5,300	158
AMN Healthcare Services Inc *	1,970	191
Amneal Pharmaceuticals Inc *	16,810	61
Amphastar Pharmaceuticals Inc *	9,481	352
AnaptysBio Inc *	2,000	38
Arcturus Therapeutics Holdings Inc *	12,120	241
Atea Pharmaceuticals Inc *	32,830	259
Atrion Corp	50	31
Aveanna Healthcare Holdings Inc *	16,501	51
Avidity Biosciences Inc *	2,946	41
Azenta Inc	3,116	239
BioLife Solutions Inc *	6,100	84
Bio-Techne Corp	604	223
Castle Biosciences Inc *	3,980	89
Catalent Inc *	2,810	290
Catalyst Pharmaceuticals Inc *	65,578	472
Charles River Laboratories International Inc *	472	110
Chemed Corp	490	237
Chinook Therapeutics Inc *	2,400	36
Codexis Inc *	10,380	111
Collegium Pharmaceutical Inc *	16,030	250
Computer Programs and Systems Inc *	5,750	183
Corcept Therapeutics Inc *	4,100	85
CorVel Corp *	670	100
Cross Country Healthcare Inc *	12,182	215
CTI BioPharma Corp *(A)	45,189	245
Cue Biopharma Inc *	13,370	52
Cutera Inc *	4,609	207
Cytokinetics Inc *	6,049	241
DermTech Inc *	8,360	56
Eagle Pharmaceuticals Inc/DE *	8,211	383

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Enanta Pharmaceuticals Inc *	1,300	$52
Encompass Health Corp	350	23
Endo International PLC *	162,600	86
Ensign Group Inc/The	9,090	738
Epizyme Inc *	85,720	36
Evolent Health Inc, Cl A *	5,196	146
Evolus Inc *	17,270	223
Generation Bio Co *	13,921	78
Globus Medical Inc, Cl A *	2,300	153
Gossamer Bio Inc *	3,500	25
Halozyme Therapeutics Inc *	23,175	1,066
Harmony Biosciences Holdings Inc *	1,200	52
HealthStream Inc *	3,300	67
Henry Schein Inc *	3,080	264
ICU Medical Inc *	780	142
Innoviva Inc *	62,567	949
Inspire Medical Systems Inc *	3,669	649
Instil Bio Inc *	8,710	52
Intra-Cellular Therapies Inc *	5,398	310
iRadimed Corp *	1,569	51
iRhythm Technologies Inc *	1,965	277
Ironwood Pharmaceuticals Inc, Cl A *	67,400	760
iTeos Therapeutics Inc *	18,410	322
Jazz Pharmaceuticals PLC *	1,520	228
Kiniksa Pharmaceuticals Ltd, Cl A *	9,323	71
Kodiak Sciences Inc *	10,370	75
Lannett Co Inc *	15,700	8
Lantheus Holdings Inc *	26,168	1,793
LeMaitre Vascular Inc	1,550	71
Lexicon Pharmaceuticals Inc *	31,440	56
Medpace Holdings Inc *	650	93
Meridian Bioscience Inc *	2,700	74
Merit Medical Systems Inc *	1,600	98
Mesa Laboratories Inc	250	52
Mirum Pharmaceuticals Inc *	7,750	181
Molina Healthcare Inc *	970	282
National HealthCare Corp	1,200	84
Natus Medical Inc *	3,500	115
Neurocrine Biosciences Inc *	1,330	124
NextGen Healthcare Inc *	5,600	101
Nkarta Inc *	18,069	261
Ocular Therapeutix Inc *	81,900	256
Omnicell Inc *	10,505	1,168
OptimizeRx Corp *	10,770	276
Option Care Health Inc *	8,059	245
Organogenesis Holdings Inc, Cl A *	66,328	372
ORIC Pharmaceuticals Inc *	17,110	57
Orthofix Medical Inc *	2,000	55
Pacira BioSciences Inc *	1,800	114
PerkinElmer Inc	460	69
Perrigo Co PLC	5,200	207
Personalis Inc *	25,145	100

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Phibro Animal Health Corp, Cl A	2,800	$54
PMV Pharmaceuticals Inc *	3,830	45
Precigen Inc *	101,740	136
Precision BioSciences Inc *	29,882	50
Premier Inc, Cl A	4,700	176
Prestige Consumer Healthcare Inc *	24,900	1,390
Privia Health Group Inc *	2,830	68
Progyny Inc *	18,105	572
QIAGEN NV *	2,750	126
Radius Health Inc *	10,080	64
Repligen Corp *	2,290	377
Rigel Pharmaceuticals Inc *	52,025	94
Sana Biotechnology Inc *	50,640	260
Select Medical Holdings Corp	21,700	528
Seres Therapeutics Inc *	18,042	56
Sharps Compliance Corp *	14,848	64
SIGA Technologies Inc *	47,064	515
Simulations Plus Inc	950	45
Singular Genomics Systems Inc *	18,120	59
Stoke Therapeutics Inc *	3,126	38
Supernus Pharmaceuticals Inc *	2,500	70
Surface Oncology Inc *	36,500	68
Surmodics Inc *	850	33
Sutro Biopharma Inc *	10,348	45
Tenet Healthcare Corp *	3,200	207
TransMedics Group Inc *	6,432	188
UFP Technologies Inc *	800	61
United Therapeutics Corp *	7,147	1,646
USANA Health Sciences Inc *	780	55
Utah Medical Products Inc	1,110	96
Vanda Pharmaceuticals Inc *	7,020	69
Viemed Healthcare Inc *	36,886	212
Xencor Inc *	400	9

		27,975
Industrials — 15.5%
AAR Corp *	4,922	237
ABM Industries Inc	8,132	393
ACCO Brands Corp	49,600	374
Air Lease Corp, Cl A	5,800	218
Air Transport Services Group Inc *	7,158	216
Alaska Air Group Inc *	3,400	164
Alta Equipment Group Inc *	17,640	190
AMERCO *	316	155
American Woodmark Corp *	3,200	167
Apogee Enterprises Inc	7,200	299
Applied Industrial Technologies Inc	1,750	181
ArcBest Corp	7,300	552
Argan Inc	7,232	289
Atkore Inc *	5,700	621
Atlas Air Worldwide Holdings Inc *	8,200	572
AZZ Inc	1,500	67
Barrett Business Services Inc	1,650	123

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CACI International Inc, Cl A *	1,362	$382
Casella Waste Systems Inc, Cl A *	2,350	168
CBIZ Inc *	4,050	166
Chart Industries Inc *	7,415	1,304
Clean Harbors Inc *	2,200	205
Concrete Pumping Holdings Inc *	1,200	6
CoreCivic Inc *‡	40,058	515
Costamare Inc	15,713	223
Covenant Logistics Group Inc, Cl A	1,000	23
CRA International Inc	5,662	485
Crane Holdings Co	3,900	373
Curtiss-Wright Corp	1,098	156
Daseke Inc *	38,441	291
Deluxe Corp	7,700	184
Desktop Metal Inc, Cl A *(A)	29,750	61
Ducommun Inc *	3,206	146
Eagle Bulk Shipping Inc	3,014	221
EMCOR Group Inc	3,700	391
Ennis Inc	17,503	318
Exponent Inc	15,505	1,401
Federal Signal Corp	8,165	287
First Advantage Corp *	12,630	184
Fluor Corp *	8,261	233
Forrester Research Inc *	5,901	309
Forward Air Corp	1,740	162
Franklin Covey Co *	9,989	383
FTI Consulting Inc *	10,929	1,836
Genco Shipping & Trading Ltd	8,974	227
Generac Holdings Inc *	982	243
Global Industrial Co	10,612	364
GMS Inc *	4,400	219
Gorman-Rupp Co/The	200	6
Griffon Corp	6,887	221
Hawaiian Holdings Inc *	10,800	192
Heartland Express Inc	5,000	71
Heidrick & Struggles International Inc	7,347	254
Helios Technologies Inc	9,618	658
Herc Holdings Inc	2,720	319
Heritage-Crystal Clean Inc *	15,296	422
Hub Group Inc, Cl A *	2,150	157
Hubbell Inc, Cl B	1,000	190
Hudson Technologies Inc *	26,095	261
Huron Consulting Group Inc *	3,567	214
ICF International Inc	1,280	131
Infrastructure and Energy Alternatives Inc *	32,808	267
Insteel Industries Inc	3,705	153
Interface Inc, Cl A	16,600	239
John Bean Technologies Corp	3,215	391
KBR Inc	6,452	321
Kelly Services Inc, Cl A	18,800	375
Kforce Inc	1,950	128

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Knight-Swift Transportation Holdings Inc, Cl A	1,300	$63
Landstar System Inc	1,430	216
Manitowoc Co Inc/The *	4,460	58
ManTech International Corp/VA, Cl A	1,770	169
Marten Transport Ltd	5,300	93
Matson Inc	5,340	480
Matthews International Corp, Cl A	3,500	113
MDU Resources Group Inc	8,900	244
Mercury Systems Inc *	19,400	1,160
Miller Industries Inc/TN	2,957	73
MSA Safety Inc	1,530	195
Mueller Industries Inc	8,820	475
MYR Group Inc *	1,360	125
National Presto Industries Inc	400	27
NV5 Global Inc *	6,322	779
PAM Transportation Services Inc *	600	17
Park Aerospace Corp	18,192	222
Park-Ohio Holdings Corp	7,900	123
Primoris Services Corp	18,400	447
Quad/Graphics Inc, Cl A *	21,039	85
Quanex Building Products Corp	11,631	237
Radiant Logistics Inc *	56,934	377
RCM Technologies Inc *	8,959	197
Resources Connection Inc	22,923	423
Rush Enterprises Inc, Cl A	3,200	163
Ryder System Inc	3,500	280
Safe Bulkers Inc	71,110	339
Saia Inc *	830	164
Schneider National Inc, Cl B	4,300	104
Science Applications International Corp	2,400	208
SkyWest Inc *	5,000	135
SP Plus Corp *	8,108	259
Standex International Corp	970	90
Sterling Infrastructure Inc *	8,730	215
Sun Country Airlines Holdings Inc *	2,580	61
Tennant Co	1,010	63
Tetra Tech Inc	1,680	227
Textainer Group Holdings Ltd	1,437	47
Titan International Inc *	35,069	639
Titan Machinery Inc *	6,023	159
TPI Composites Inc *	6,540	90
Triton International Ltd	15,730	1,003
TrueBlue Inc *	400	9
UFP Industries Inc	2,500	193
UniFirst Corp/MA	610	100
Univar Solutions Inc *	7,214	222
Universal Logistics Holdings Inc	14,450	403
Vectrus Inc *	5,272	189
Veritiv Corp *	1,532	223
Wabash National Corp	7,900	121
Werner Enterprises Inc	12,200	495

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WESCO International Inc *	1,391	$175
WillScot Mobile Mini Holdings Corp, Cl A *	29,460	1,053
Yellow Corp *	50,399	190
Zurn Water Solutions Corp	14,785	426

		35,697
Information Technology — 13.0%
A10 Networks Inc	23,010	355
ACI Worldwide Inc *	5,700	152
Agilysys Inc *	1,950	80
Alkami Technology Inc *	23,284	327
Alpha & Omega Semiconductor Ltd *	4,099	180
Amdocs Ltd	5,743	499
American Software Inc/GA, Cl A	2,300	39
Amkor Technology Inc	34,900	713
Arlo Technologies Inc *	29,141	206
Arrow Electronics Inc *	2,000	241
Aspen Technology Inc *	–	—
Avalara Inc *	3,630	307
Aviat Networks Inc *	6,180	181
AvidXchange Holdings Inc *	7,400	65
Avnet Inc	14,254	691
Axcelis Technologies Inc *	2,576	160
AXT Inc *	25,533	149
Bel Fuse Inc, Cl B	10,088	162
Benefitfocus Inc *	11,670	106
Blackbaud Inc *	2,050	130
Box Inc, Cl A *	10,363	271
BTRS Holdings Inc, Cl 1 *	10,280	51
Cantaloupe Inc *	15,150	79
Casa Systems Inc *	19,707	87
Cass Information Systems Inc	5,290	180
ChannelAdvisor Corp *	9,046	123
Cirrus Logic Inc *	5,880	479
Clearfield Inc *	7,756	479
CommVault Systems Inc *	2,400	146
Concentrix Corp	1,410	218
CSG Systems International Inc	10,573	658
CTS Corp	7,043	286
Digi International Inc *	10,843	240
Diodes Inc *	3,870	298
Dolby Laboratories Inc, Cl A	260	20
eGain Corp *	18,390	168
EMCORE Corp *	16,258	54
Endava PLC ADR *	4,810	485
ePlus Inc *	1,620	92
ExlService Holdings Inc *	3,908	556
F5 Inc *	1,180	192
Fair Isaac Corp *	610	250
Genpact Ltd	5,400	240
Grid Dynamics Holdings Inc *	12,930	233
Hackett Group Inc/The	23,485	481
I3 Verticals Inc, Cl A *	3,446	80

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ichor Holdings Ltd *	4,777	$144
Insight Enterprises Inc *	1,640	162
International Money Express Inc *	38,329	790
Jack Henry & Associates Inc	1,630	307
Kimball Electronics Inc *	15,156	288
Kulicke & Soffa Industries Inc	4,100	222
Limelight Networks Inc *	41,880	152
Littelfuse Inc	4,299	1,162
Manhattan Associates Inc *	1,870	226
Maximus Inc	2,600	169
Methode Electronics Inc	6,700	302
Mitek Systems Inc *	11,194	101
Monolithic Power Systems Inc	640	288
NETGEAR Inc *	8,800	168
NetScout Systems Inc *	9,688	333
NortonLifeLock Inc	2,000	49
Nova Ltd *	9,360	995
Novanta Inc *	3,693	454
NVE Corp	8,229	407
OSI Systems Inc *	1,050	88
Paylocity Holding Corp *	720	126
PC Connection Inc *	1,700	76
Photronics Inc *	29,233	636
Power Integrations Inc	2,390	202
Progress Software Corp	7,080	342
PTC Inc *	1,160	135
Qualys Inc *	3,351	438
Rambus Inc *	8,667	218
Rimini Street Inc *	37,282	230
Sanmina Corp *	14,186	623
Sapiens International Corp NV	2,100	53
ScanSource Inc *	15,861	614
SMART Global Holdings Inc *	21,734	536
Sprout Social Inc, Cl A *	8,867	452
SPS Commerce Inc *	12,146	1,300
StarTek Inc *	10,808	39
Super Micro Computer Inc *	4,012	201
TaskUS Inc, Cl A *	9,305	229
Tenable Holdings Inc *	20,212	1,017
TTM Technologies Inc *	17,600	252
Tucows Inc, Cl A *	700	34
Ultra Clean Holdings Inc *	3,300	111
Unisys Corp *	3,900	47
Veeco Instruments Inc *	6,397	137
Verint Systems Inc *	28,415	1,450
Viant Technology Inc, Cl A *	12,101	73
Viavi Solutions Inc *	51,185	741
Vishay Intertechnology Inc	23,300	476
Vishay Precision Group Inc *	23,175	704

		29,488
Materials — 5.2%
AdvanSix Inc	17,263	800

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Allegheny Technologies Inc *	8,965	$246
American Vanguard Corp	5,330	132
Avery Dennison Corp	1,480	255
Balchem Corp	1,600	199
Cabot Corp	4,291	324
Chase Corp	1,440	116
Chemours Co/The	5,731	247
Commercial Metals Co	25,446	1,011
Graphic Packaging Holding Co	10,275	229
Greif Inc, Cl A	11,200	666
Hawkins Inc	4,620	167
Haynes International Inc	1,470	56
Hecla Mining Co	2,000	9
Intrepid Potash Inc *	8,580	565
Koppers Holdings Inc	12,927	350
Kronos Worldwide Inc	21,103	402
Livent Corp *	9,992	318
LSB Industries Inc *	7,586	153
MP Materials Corp *	4,000	158
NewMarket Corp	360	119
Novagold Resources Inc *	18,700	105
O-I Glass Inc, Cl I *	19,200	316
Packaging Corp of America	1,750	275
Reliance Steel & Aluminum Co	2,696	524
Resolute Forest Products Inc *	35,500	513
Royal Gold Inc	2,180	246
Schnitzer Steel Industries Inc, Cl A	6,100	248
Schweitzer-Mauduit International Inc	8,200	222
Sensient Technologies Corp	830	73
Silgan Holdings Inc	12,792	560
Sonoco Products Co	3,700	216
Stepan Co	900	101
SunCoke Energy Inc	59,663	483
Sylvamo Corp	4,299	218
TimkenSteel Corp *	11,419	264
Tredegar Corp	23,250	282
TriMas Corp	3,500	99
Trinseo PLC	3,700	175
Tronox Holdings PLC	11,600	209
Warrior Met Coal Inc	6,622	223

		11,874
Real Estate — 5.3%
Alexander & Baldwin Inc ‡	4,300	88
Alexander's Inc ‡	180	44
American Assets Trust Inc ‡	9,400	320
American Homes 4 Rent, Cl A ‡	5,900	218
Apple Hospitality Inc ‡	52,289	874
Armada Hoffler Properties Inc ‡	4,600	63
Ashford Hospitality Trust Inc *‡	10,485	59
Camden Property Trust ‡	1,900	273
CatchMark Timber Trust Inc, Cl A ‡	3,100	36
Cedar Realty Trust Inc ‡	16,300	431

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Centerspace ‡	1,120	$93
Community Healthcare Trust Inc ‡	1,900	72
CubeSmart ‡	4,650	207
Cushman & Wakefield PLC *	32,560	608
Douglas Elliman Inc	58,480	336
EastGroup Properties Inc ‡	1,330	215
Equity Commonwealth *‡	5,300	144
Equity LifeStyle Properties Inc ‡	3,290	249
Farmland Partners Inc ‡	15,240	229
First Industrial Realty Trust Inc ‡	3,850	205
Forestar Group Inc *	25,920	430
Franklin Street Properties Corp ‡	27,400	124
FRP Holdings Inc *	450	27
Getty Realty Corp ‡	3,800	106
Gladstone Commercial Corp ‡	15,500	314
Global Net Lease Inc ‡	18,300	265
Independence Realty Trust Inc ‡	6,318	148
Industrial Logistics Properties Trust ‡	14,200	217
Kite Realty Group Trust ‡	7,000	147
Lamar Advertising Co, Cl A ‡	2,070	203
Life Storage Inc ‡	2,190	256
Marcus & Millichap Inc	1,600	67
National Health Investors Inc ‡	8,100	479
National Storage Affiliates Trust ‡	3,600	189
Necessity Retail Inc ‡	28,500	227
NexPoint Residential Trust Inc ‡	3,276	241
Office Properties Income Trust ‡	13,400	285
One Liberty Properties Inc ‡	1,300	36
Piedmont Office Realty Trust Inc, Cl A ‡	22,800	336
Plymouth Industrial REIT Inc ‡	8,300	168
PotlatchDeltic Corp ‡	850	45
PS Business Parks Inc ‡	1,080	203
Realogy Holdings Corp *	16,700	207
RLJ Lodging Trust ‡	23,500	316
RMR Group Inc/The, Cl A	1,200	36
Ryman Hospitality Properties Inc *‡	2,645	236
Sabra Health Care Inc ‡	34,700	487
Saul Centers Inc ‡	900	44
Service Properties Trust ‡	21,900	139
St. Joe Co	4,187	211
Tanger Factory Outlet Centers Inc ‡	22,800	399
Terreno Realty Corp ‡	2,900	176
UMH Properties Inc ‡	4,300	85
Uniti Group Inc ‡	34,365	390
Universal Health Realty Income Trust ‡	900	48
Urstadt Biddle Properties Inc, Cl A ‡	6,650	117

		12,168
Utilities — 2.0%
ALLETE Inc	2,600	161
American States Water Co	2,030	161
Artesian Resources Corp, Cl A	3,332	164
Avista Corp	1,700	74

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Brookfield Infrastructure Corp, Cl A	2,500	$176
California Water Service Group	2,650	142
Chesapeake Utilities Corp	1,200	160
Essential Utilities Inc	5,000	231
Hawaiian Electric Industries Inc	4,650	201
IDACORP Inc	2,090	228
MGE Energy Inc	1,820	144
Middlesex Water Co	1,340	114
National Fuel Gas Co	8,800	647
New Jersey Resources Corp	4,450	204
NiSource Inc	3,300	104
Northwest Natural Holding Co	1,800	98
NorthWestern Corp	2,700	165
Ormat Technologies Inc	50	4
Otter Tail Corp	2,150	141
Portland General Electric Co	4,450	219
Pure Cycle Corp *	8,659	98
SJW Group	450	28
Spire Inc	1,900	149
UGI Corp	2,000	86
Unitil Corp	6,640	384
Via Renewables Inc, Cl A	15,483	131
York Water Co/The	1,400	57

		4,471
Total Common Stock
(Cost $200,712) ($ Thousands)		221,179

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P.
0.760% **†(B)	1,727,531	1,727

Total Affiliated Partnership
(Cost $1,727) ($ Thousands)		1,727

CASH EQUIVALENT — 2.9%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	6,644,866	6,645

Total Cash Equivalent
(Cost $6,645) ($ Thousands)		6,645

Total Investments in Securities — 100.8%
(Cost $209,084) ($ Thousands)		$229,551

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Russell 2000 Index E-MINI	19	Jun-2022	$1,792	$1,769	$(23)

Percentages are based on Net Assets of $227,791 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $1,639 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $1,727 ($ Thousands).

ADR — American Depositary Receipt
Cl — Class
L.P. — Limited Partnership
Ltd. — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	221,179	–	–	221,179
Affiliated Partnership	–	1,727	–	1,727
Cash Equivalent	6,645	–	–	6,645
Total Investments in Securities	227,824	1,727	–	229,551

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(23)	–	–	(23)
Total Other Financial Instruments	(23)	–	–	(23)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$10,120	$60,132	$(68,524)	$1	$(2)	$1,727	1,727,531	$34	$—
SEI Daily Income Trust, Government Fund, Cl F	4,935	76,855	(75,145)	—	—	6,645	6,644,866	4	—
Totals	$15,055	$136,987	$(143,669)	$1	$(2)	$8,372		$38	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap II Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.5%

Communication Services — 3.4%
Audacy Inc, Cl A *	26,810	$47
Cable One Inc	619	807
Cars.com Inc *	14,830	154
Cinemark Holdings Inc *	145,113	2,464
Cogent Communications Holdings Inc	11,251	679
Gannett Co Inc *	49,090	193
Gogo Inc *	18,968	384
Hemisphere Media Group Inc, Cl A *	11,844	81
IDT Corp, Cl B *	6,440	177
Integral Ad Science Holding Corp *	41,620	507
Liberty Latin America Ltd, Cl A *	16,087	153
Liberty TripAdvisor Holdings Inc, Cl A *	46,749	49
Lions Gate Entertainment Corp, Cl A *	152,526	1,560
MediaAlpha Inc, Cl A *	5,206	53
Nexstar Media Group Inc, Cl A	6,894	1,208
Reservoir Media Inc *(A)	18,968	142
Starry Group Holdings, Cl A *(A)	9,002	84
TEGNA Inc	57,698	1,263
World Wrestling Entertainment Inc, Cl A	5,889	393
Ziff Davis Inc *	4,714	360
ZipRecruiter Inc, Cl A *	17,953	322

		11,080
Consumer Discretionary — 12.0%
2U Inc *	11,447	107
Aaron's Co Inc/The	35,264	690
Academy Sports & Outdoors Inc	6,960	233
Advance Auto Parts Inc	3,905	741
American Eagle Outfitters Inc (A)	176,826	2,141
American Public Education Inc *	9,732	136
Arko Corp	12,420	112

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Beazer Homes USA Inc *	30,753	$498
Biglari Holdings Inc, Cl B *	1,274	170
Bloomin' Brands Inc	84,105	1,775
Bluegreen Vacations Holding Corp, Cl A	13,491	376
Brinker International Inc *	43,379	1,317
Brunswick Corp/DE	10,494	789
Buckle Inc/The	2,689	88
Caleres Inc	26,860	764
Callaway Golf Co *	31,460	683
Canada Goose Holdings Inc *	6,502	130
Carriage Services Inc, Cl A	3,522	142
Carter's Inc	13,899	1,071
Cato Corp/The, Cl A	8,370	109
Century Casinos Inc *	12,810	112
Churchill Downs Inc	4,239	858
Chuy's Holdings Inc *	6,680	151
Citi Trends Inc *	2,300	69
Clarus Corp	4,378	96
Container Store Group Inc/The *	35,270	272
Domino's Pizza Inc	1,692	614
Dorman Products Inc *	6,464	653
El Pollo Loco Holdings Inc *	5,492	57
Ethan Allen Interiors Inc	21,310	496
Frontdoor Inc *	23,203	574
Funko Inc, Cl A *	44,262	902
Genesco Inc *	1,490	84
Goodyear Tire & Rubber Co/The *	43,193	558
Grand Canyon Education Inc *	2,720	243
H&R Block Inc	12,386	437
Hamilton Beach Brands Holding Co, Cl A (A)	8,997	93
Hanesbrands Inc	13,231	157
Haverty Furniture Cos Inc	15,979	452
Hibbett Inc	5,773	293
Hooker Furnishings Corp	12,584	218
Johnson Outdoors Inc, Cl A	2,157	141
KB Home	11,358	392
Kohl's Corp	16,433	663
Latham Group Inc *	5,600	53
Lazydays Holdings Inc *(A)	23,155	360
Lifetime Brands Inc	7,150	82
Liquidity Services Inc *	4,376	59
LL Flooring Holdings Inc *	14,464	174
Lovesac Co/The *	12,831	447
Malibu Boats Inc, Cl A *	1,967	115
Marine Products Corp	6,076	65
MarineMax Inc *	2,930	121
MasterCraft Boat Holdings Inc *	14,120	330
Mattel Inc *	18,127	455
Modine Manufacturing Co *	147,453	1,743
Monarch Casino & Resort Inc *	3,690	250
Monro Inc	13,727	651
Motorcar Parts of America Inc *	4,080	60

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Movado Group Inc	6,246	$212
Murphy USA Inc	11,279	2,810
Noodles & Co, Cl A *	12,000	79
OneWater Marine Inc, Cl A *	8,279	283
Oxford Industries Inc	5,448	497
Party City Holdco Inc *	50,080	72
Penske Automotive Group Inc	3,291	379
PlayAGS Inc *	42,773	248
Pool Corp	1,643	655
Porch Group Inc *	30,470	126
RealReal Inc/The *	33,210	109
Sally Beauty Holdings Inc *	38,106	578
Shoe Carnival Inc	11,008	300
Shutterstock Inc	11,297	680
Skechers USA Inc, Cl A *	17,568	692
Steven Madden Ltd	13,253	493
Stoneridge Inc *	10,337	214
Stride Inc *	10,470	409
Superior Group of Cos Inc	5,490	99
Target Hospitality Corp *	11,320	72
Travel + Leisure Co	10,233	523
Udemy Inc *	22,196	327
Unifi Inc *	25,307	400
Urban Outfitters Inc *	41,468	873
Vista Outdoor Inc *	7,080	273
Vivint Smart Home Inc *	84,076	501
Wingstop Inc	4,589	366
Winmark Corp	1,332	263
WW International Inc *	37,300	264
YETI Holdings Inc *	8,412	385
Zumiez Inc *	5,427	178

		38,982
Consumer Staples — 3.7%
Cal-Maine Foods Inc	8,576	409
Casey's General Stores Inc	3,590	752
Central Garden & Pet Co *	4,414	199
Energizer Holdings Inc	9,054	272
Grocery Outlet Holding Corp *	10,196	390
Hain Celestial Group Inc/The *	14,917	393
Hostess Brands Inc, Cl A *	78,080	1,659
Ingles Markets Inc, Cl A	3,139	280
Ingredion Inc	13,927	1,319
Inter Parfums Inc	8,563	632
MGP Ingredients Inc	12,507	1,211
Natural Grocers by Vitamin Cottage Inc	15,185	268
Performance Food Group Co *	8,966	389
Post Holdings Inc *	4,828	397
Seneca Foods Corp, Cl A *	8,747	497
Simply Good Foods Co/The *	10,040	401
TreeHouse Foods Inc *	32,806	1,349
Turning Point Brands Inc	8,433	247
Veru Inc *(A)	39,478	511

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Village Super Market Inc, Cl A	8,792	$209
Weis Markets Inc	3,588	264

		12,048
Energy — 10.8%
Alto Ingredients Inc *	66,540	296
Antero Resources Corp *	10,981	471
Berry Corp	13,733	153
Cactus Inc, Cl A	21,935	1,150
California Resources Corp	8,380	366
Centrus Energy Corp, Cl A *	11,010	282
ChampionX Corp	33,671	784
Chesapeake Energy Corp (A)	5,599	545
Comstock Resources Inc *	42,015	811
Coterra Energy Inc, Cl A	23,551	808
Crescent Point Energy	38,721	342
Delek US Holdings Inc *	113,297	3,304
Diamondback Energy Inc	5,434	826
Dorian LPG Ltd	6,350	108
Earthstone Energy Inc, Cl A *	59,806	1,078
Enviva Inc	5,189	404
Expro Group Holdings *	17,082	234
Falcon Minerals Corp	67,200	498
Gevo Inc *(A)	50,870	214
Helmerich & Payne Inc	17,713	892
HF Sinclair Corp	30,906	1,517
International Seaways Inc	27,660	667
Magnolia Oil & Gas Corp, Cl A	17,941	495
Matador Resources Co	7,544	459
Murphy Oil Corp	10,357	440
Nabors Industries Ltd *	1,801	300
National Energy Services Reunited Corp *	9,346	70
NCS Multistage Holdings Inc *	2,022	81
New Fortress Energy Inc, Cl A	9,883	460
NexTier Oilfield Solutions Inc *	40,583	442
Northern Oil and Gas Inc	44,291	1,448
Oasis Petroleum Inc	9,760	1,549
Oil States International Inc *	10,150	79
Ovintiv Inc	8,077	452
Par Pacific Holdings Inc *	38,266	628
Patterson-UTI Energy Inc	22,475	429
PBF Energy Inc, Cl A *	14,199	471
PDC Energy Inc	23,929	1,894
Range Resources Corp *	12,113	411
REX American Resources Corp *	3,177	276
Scorpio Tankers Inc	27,926	923
Select Energy Services Inc, Cl A *	68,219	578
SFL Corp Ltd	30,045	338
Solaris Oilfield Infrastructure Inc, Cl A	44,142	595
Southwestern Energy Co *	289,461	2,640
Talos Energy Inc *	30,960	669
Teekay Tankers Ltd, Cl A *	17,976	371
Tellurian Inc *	62,032	296

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TETRA Technologies Inc *	65,794	$330
Uranium Energy Corp *(A)	58,579	224
US Silica Holdings Inc *	15,659	277
Vertex Energy Inc *(A)	39,295	550
W&T Offshore Inc *	102,070	687
Whiting Petroleum Corp	4,650	411

		35,023
Financials — 16.4%
Acacia Research Corp *	99,213	474
AFC Gamma Inc	5,790	104
Amalgamated Financial Corp	9,140	199
A-Mark Precious Metals Inc *	5,315	404
American Equity Investment Life Holding Co	67,841	2,731
Arrow Financial Corp	2,527	84
AssetMark Financial Holdings Inc *	14,265	298
Assurant Inc	2,345	414
Atlanticus Holdings Corp *	10,981	427
B Riley Financial Inc	2,859	155
Bank of Marin Bancorp	4,540	149
Bank of NT Butterfield & Son Ltd/The	35,957	1,136
Bank OZK	21,055	873
BankUnited Inc	97,458	4,060
Bridgewater Bancshares Inc *	6,057	98
Byline Bancorp Inc	5,850	146
Capital Bancorp Inc	4,700	110
Capstar Financial Holdings Inc	3,865	81
Carter Bankshares Inc *	7,118	105
CBTX Inc	1,900	54
Central Pacific Financial Corp	9,070	219
Chimera Investment Corp ‡	106,095	1,040
CNO Financial Group Inc	104,900	2,158
Cohen & Steers Inc	9,630	734
Crawford & Co, Cl A	7,090	58
CrossFirst Bankshares Inc *	11,480	154
Curo Group Holdings Corp	14,666	128
Dynex Capital Inc (A)	24,607	401
Enova International Inc *	4,060	128
Equity Bancshares Inc, Cl A	2,490	81
Evercore Inc, Cl A	2,958	338
EZCORP Inc, Cl A *	27,030	205
FactSet Research Systems Inc	1,677	640
Farmers National Banc Corp	9,010	140
Financial Institutions Inc	5,453	154
First Bancshares Inc/The	2,358	71
First Commonwealth Financial Corp	91,129	1,277
First Community Bankshares Inc	8,250	238
First Financial Corp/IN	2,760	124
First Internet Bancorp	5,349	207
First Interstate BancSystem Inc, Cl A	44,462	1,693
First of Long Island Corp/The	5,701	108
FNB Corp/PA	161,971	1,968
Globe Life Inc	6,029	588

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Green Dot Corp, Cl A *	25,572	$737
Greenhill & Co Inc	10,803	133
Hamilton Lane Inc, Cl A	9,517	662
Hanmi Financial Corp	11,088	259
Hanover Insurance Group Inc/The	5,165	757
HarborOne Bancorp Inc	7,600	109
HBT Financial Inc	8,970	156
Hercules Capital (A)	45,812	645
Heritage Commerce Corp	6,846	79
Heritage Insurance Holdings Inc	11,589	42
Home BancShares Inc/AR	37,903	856
HomeTrust Bancshares Inc	5,670	152
Independent Bank Corp/MI	11,975	237
Lakeland Bancorp Inc	14,770	229
Macatawa Bank Corp	8,523	79
Mercantile Bank Corp	3,373	111
Merchants Bancorp/IN	7,790	199
Metrocity Bankshares Inc	3,532	72
Metropolitan Bank Holding Corp *	3,085	238
MGIC Investment Corp	58,656	817
Morningstar Inc	2,567	660
Mr Cooper Group Inc *	6,070	263
National Western Life Group Inc, Cl A	410	86
Nicolet Bankshares Inc *	3,307	264
NMI Holdings Inc, Cl A *	29,695	553
Northrim BanCorp Inc	1,194	50
OFG Bancorp	38,645	1,095
Old National Bancorp/IN	104,319	1,659
Oportun Financial Corp *	7,693	87
Oppenheimer Holdings Inc, Cl A	11,601	414
Origin Bancorp Inc	1,920	75
PacWest Bancorp	72,697	2,296
PCSB Financial Corp	8,470	166
Peapack-Gladstone Financial Corp	4,504	152
Peoples Bancorp Inc/OH	3,200	91
Peoples Financial Services Corp	910	48
Pinnacle Financial Partners Inc	16,218	1,320
Popular Inc	6,281	513
Prosperity Bancshares Inc	10,362	751
Provident Bancorp Inc	5,905	89
Pzena Investment Management Inc, Cl A	26,858	190
QCR Holdings Inc	2,558	142
RBB Bancorp	9,620	206
Regional Management Corp	8,265	393
ServisFirst Bancshares Inc	3,461	289
Southern Missouri Bancorp Inc	1,300	61
SouthState Corp	2,641	213
StepStone Group Inc, Cl A	6,991	191
StoneX Group Inc *	5,310	399
Tishman Speyer Innovation Corp II *	22,840	225
Trean Insurance Group Inc *	10,445	75
TriState Capital Holdings Inc *	8,257	252

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Umpqua Holdings Corp	147,331	$2,600
Universal Insurance Holdings Inc	30,945	399
Univest Financial Corp	37,386	991
Unum Group	11,096	404
Webster Financial Corp	7,207	354
Western Alliance Bancorp	21,212	1,726
Wintrust Financial Corp	18,672	1,632
WisdomTree Investments Inc	35,376	210

		53,107
Health Care — 10.0%
2seventy bio Inc *	6,780	84
4D Molecular Therapeutics Inc *	11,984	91
Acadia Healthcare Co Inc *	6,238	444
Accolade Inc *	9,960	64
Aerie Pharmaceuticals Inc *	9,540	49
Albireo Pharma Inc *	4,932	98
Amedisys Inc *	1,815	210
AMN Healthcare Services Inc *	11,593	1,123
Amneal Pharmaceuticals Inc *	19,730	72
Amphastar Pharmaceuticals Inc *	10,801	401
Arcturus Therapeutics Holdings Inc *(A)	14,320	285
Artivion *	6,021	118
Arvinas Inc *	2,838	118
Atea Pharmaceuticals Inc *	38,640	304
Aveanna Healthcare Holdings Inc *	19,463	60
Avidity Biosciences Inc *	3,529	49
Axogen Inc *	19,387	187
BioLife Solutions Inc *	7,210	99
C4 Therapeutics Inc *	14,612	106
Cardiovascular Systems Inc *	9,962	162
CareDx Inc *	7,509	189
Castle Biosciences Inc *	4,730	105
Catalyst Pharmaceuticals Inc *	89,147	642
Certara Inc *	9,568	194
Chemed Corp	1,832	887
Codexis Inc *	12,270	131
Co-Diagnostics Inc *(A)	96,585	488
Collegium Pharmaceutical Inc *	34,609	541
Computer Programs and Systems Inc *	3,816	122
Cross Country Healthcare Inc *	14,271	252
CTI BioPharma Corp *(A)	82,630	449
Cue Biopharma Inc *(A)	15,730	61
Cutera Inc *	8,355	376
Cytokinetics Inc *	11,070	442
DermTech Inc *(A)	9,790	65
DICE Therapeutics Inc *(A)	6,663	92
Eagle Pharmaceuticals Inc/DE *	8,619	403
Encompass Health Corp	15,801	1,036
Endo International PLC *	67,800	36
Ensign Group Inc/The	11,952	970
Envista Holdings Corp *	24,774	1,066
Epizyme Inc *	100,670	42

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Erasca Inc *(A)	8,686	$47
Evolent Health Inc, Cl A *	9,541	268
Evolus Inc *	31,718	409
Generation Bio Co *	16,330	92
Halozyme Therapeutics Inc *	12,350	568
HealthEquity Inc *	4,894	306
Heron Therapeutics Inc *	18,422	61
Inhibrx Inc *	7,526	98
Innoviva Inc *	15,381	233
Instil Bio Inc *	28,271	170
Integra LifeSciences Holdings Corp *	12,476	782
Intra-Cellular Therapies Inc *	9,908	569
iRadimed Corp *	1,806	59
iRhythm Technologies Inc *	3,595	506
iTeos Therapeutics Inc *	21,620	378
Kiniksa Pharmaceuticals Ltd, Cl A *	22,941	176
Kodiak Sciences Inc *	12,160	88
Lantheus Holdings Inc *	10,893	746
LeMaitre Vascular Inc	17,185	786
Lexicon Pharmaceuticals Inc *	37,029	66
MaxCyte Inc *	28,307	131
MEDNAX Inc *	8,098	156
Medpace Holdings Inc *	591	85
Merit Medical Systems Inc *	7,146	439
Mirum Pharmaceuticals Inc *	14,184	332
Nevro Corp *	3,011	131
Nkarta Inc *	27,572	398
NuVasive Inc *	9,562	549
Ocular Therapeutix Inc *	96,297	301
Omnicell Inc *	1,435	160
OptimizeRx Corp *	12,677	324
Option Care Health Inc *	14,735	447
Organogenesis Holdings Inc, Cl A *	77,989	438
ORIC Pharmaceuticals Inc *	20,120	67
Paragon 28 Inc *	8,967	161
Personalis Inc *	29,540	117
PMV Pharmaceuticals Inc *(A)	12,368	145
Precigen Inc *	119,620	160
Precision BioSciences Inc *	35,116	59
Prestige Consumer Healthcare Inc *	31,696	1,769
Privia Health Group Inc *	3,300	79
Quest Diagnostics Inc	5,374	758
QuidelOrtho Corp *	5,210	495
Radius Health Inc *	11,900	75
Relay Therapeutics Inc *	7,263	118
Rigel Pharmaceuticals Inc *	61,238	111
Sana Biotechnology Inc *(A)	59,500	305
Seres Therapeutics Inc *	21,210	66
Sharps Compliance Corp *	17,516	76
SIGA Technologies Inc *	46,198	505
Sight Sciences Inc *	18,482	159
Silk Road Medical Inc *	3,845	128

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Singular Genomics Systems Inc *	21,320	$69
Sonendo Inc *(A)	24,631	69
SpringWorks Therapeutics Inc *	6,394	121
STERIS PLC	4,416	1,008
Stoke Therapeutics Inc *	3,717	45
Surface Oncology Inc *	42,940	79
Sutro Biopharma Inc *	12,119	53
Syneos Health Inc, Cl A *	2,922	216
Talis Biomedical Corp *	4,579	5
TransMedics Group Inc *	11,813	345
United Therapeutics Corp *	1,779	410
US Physical Therapy Inc	5,498	619
Utah Medical Products Inc	822	71
Vanda Pharmaceuticals Inc *	8,260	81
Veracyte Inc *	9,391	165
Viemed Healthcare Inc *(A)	45,786	263
Zimvie Inc *	26,112	568

		32,552
Industrials — 18.1%
AAR Corp *	9,000	434
ABM Industries Inc	43,576	2,107
ACCO Brands Corp	345,522	2,605
ACV Auctions Inc, Cl A *	32,046	270
Air Lease Corp, Cl A	18,217	685
Air Transport Services Group Inc *	13,088	395
Alight Inc *	45,503	371
Allison Transmission Holdings Inc, Cl A	20,508	820
Alta Equipment Group Inc *	20,851	225
Altra Industrial Motion Corp	26,427	1,036
Argan Inc	7,769	311
Atlas Air Worldwide Holdings Inc *	4,227	295
Barrett Business Services Inc	1,200	90
Booz Allen Hamilton Holding Corp, Cl A	2,909	250
BWX Technologies Inc	30,594	1,566
Byrna Technologies Inc *(A)	18,709	151
CACI International Inc, Cl A *	3,691	1,035
Carlisle Cos Inc	3,509	893
Cimpress PLC *	3,552	155
CIRCOR International Inc *	22,195	431
Clean Harbors Inc *	17,988	1,680
Concrete Pumping Holdings Inc *	1,414	8
CoreCivic Inc *‡	33,147	427
Costamare Inc	18,535	264
CRA International Inc	5,898	506
Curtiss-Wright Corp	2,017	286
Daseke Inc *	41,640	315
Desktop Metal Inc, Cl A *(A)	35,050	72
Ducommun Inc *	3,678	168
Eagle Bulk Shipping Inc	5,534	405
EMCOR Group Inc	7,356	777
Enerpac Tool Group Corp, Cl A	20,285	396
Ennis Inc	3,876	70

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EnPro Industries Inc	11,478	$1,099
First Advantage Corp *	38,366	560
Fluor Corp *	15,105	426
Forrester Research Inc *	9,995	523
Forward Air Corp	4,612	430
Franklin Covey Co *	11,782	451
FTI Consulting Inc *	2,184	367
Gates Industrial Corp PLC *	49,346	630
Genco Shipping & Trading Ltd	11,705	296
GFL Environmental Inc	25,803	789
Global Industrial Co	11,405	391
Griffon Corp	12,647	406
Harsco Corp *	31,723	263
Heartland Express Inc	11,295	161
Heidrick & Struggles International Inc	7,103	245
Heritage-Crystal Clean Inc *	39,489	1,089
Hexcel Corp	13,235	760
Hillenbrand Inc	14,070	589
Hudson Technologies Inc *	85,974	860
Huntington Ingalls Industries Inc	3,047	641
Huron Consulting Group Inc *	33,994	2,037
Infrastructure and Energy Alternatives Inc *	38,598	314
Insperity Inc	7,771	778
Insteel Industries Inc	4,387	182
ITT Inc	15,010	1,108
JetBlue Airways Corp *	75,485	811
John Bean Technologies Corp	1,496	182
Kadant Inc	661	122
KBR Inc	11,797	587
Kelly Services Inc, Cl A	21,626	432
Kennametal Inc	10,738	298
Kirby Corp *	3,583	242
Korn Ferry	16,854	1,036
Landstar System Inc	4,656	705
Legalzoom.com Inc *(A)	12,415	163
Manitowoc Co Inc/The *	5,290	69
ManTech International Corp/VA, Cl A	6,484	620
Masonite International Corp *	9,887	908
Matson Inc	4,871	438
Matthews International Corp, Cl A	16,074	520
Miller Industries Inc/TN	2,349	58
Nordson Corp	2,739	597
Park Aerospace Corp	18,405	224
Quanex Building Products Corp	13,693	278
Radiant Logistics Inc *	54,478	361
RCM Technologies Inc *	16,453	362
Regal Rexnord Corp	14,762	1,844
Resources Connection Inc	20,983	388
Ritchie Bros Auctioneers Inc	9,838	592
Rocket Lab USA *	19,059	91
Safe Bulkers Inc	83,590	398
Snap-on Inc	3,184	707

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SP Plus Corp *	17,175	$549
Standex International Corp	15,901	1,480
Sterling Infrastructure Inc *	10,304	254
Sun Country Airlines Holdings Inc *	3,060	72
Tennant Co	4,623	288
Terex Corp	16,484	583
Tetra Tech Inc	5,513	744
Textainer Group Holdings Ltd	1,800	58
Titan International Inc *	50,567	921
Titan Machinery Inc *	5,681	150
TPI Composites Inc *	7,700	106
TriNet Group Inc *	3,598	283
Triton International Ltd	4,645	296
TrueBlue Inc *	18,995	418
UFP Industries Inc	10,615	819
UniFirst Corp/MA	3,149	515
Univar Solutions Inc *	13,191	405
Universal Logistics Holdings Inc	4,110	115
Valmont Industries Inc	3,099	796
Vectrus Inc *	6,282	225
Veritiv Corp *	2,797	406
WESCO International Inc *	6,159	773
WillScot Mobile Mini Holdings Corp, Cl A *	8,032	287
Yellow Corp *	59,282	224

		58,694
Information Technology — 11.8%
8x8 Inc *	28,705	208
A10 Networks Inc	19,260	297
Actua Corp *(B)	39,640	—
Alkami Technology Inc *	43,603	613
Allegro MicroSystems Inc *	6,728	173
Alpha & Omega Semiconductor Ltd *	4,828	212
Amdocs Ltd	4,486	390
Arlo Technologies Inc *	47,046	333
Asure Software Inc *	21,129	126
AudioCodes Ltd	24,000	551
Aviat Networks Inc *	7,300	214
AvidXchange Holdings Inc *	8,760	77
Avnet Inc	8,545	414
Axcelis Technologies Inc *	4,715	293
AXT Inc *	29,991	175
Belden Inc	12,136	699
Benefitfocus Inc *	13,681	125
Box Inc, Cl A *	18,598	486
Broadridge Financial Solutions Inc	4,130	604
BTRS Holdings Inc, Cl 1 *	12,010	60
Cantaloupe Inc *	17,840	94
Casa Systems Inc *(A)	23,118	102
Cass Information Systems Inc	4,200	143
ChannelAdvisor Corp *	18,229	249
Clearfield Inc *	9,077	561
CMC Materials Inc	1,088	193

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cognex Corp	5,561	$269
Consensus Cloud Solutions Inc *	3,373	162
CSG Systems International Inc	6,470	402
CTS Corp	11,633	473
Datto Holding Corp *	9,817	345
Digi International Inc *	12,772	282
eGain Corp *	18,109	165
EMCORE Corp *	19,150	63
ExlService Holdings Inc *	10,165	1,445
ForgeRock Inc, Cl A *	8,788	168
Grid Dynamics Holdings Inc *	15,150	273
Hackett Group Inc/The	23,006	471
Harmonic Inc *	85,085	819
I3 Verticals Inc, Cl A *	4,132	96
Ichor Holdings Ltd *	5,540	168
International Money Express Inc *	58,163	1,199
Jack Henry & Associates Inc	3,843	723
Kimball Electronics Inc *	3,589	68
KnowBe4 Inc, Cl A *	9,051	161
Kulicke & Soffa Industries Inc	15,507	840
Limelight Networks Inc *	76,909	278
Littelfuse Inc	2,978	805
Lumentum Holdings Inc *	14,723	1,267
MACOM Technology Solutions Holdings Inc *	8,804	480
Mirion Technologies *(A)	20,648	165
Mitek Systems Inc *	7,137	64
Model N Inc *	6,506	164
Momentive Global Inc *	29,757	362
Monday.com Ltd *	2,376	270
NetScout Systems Inc *	10,997	378
NVE Corp	7,296	361
Photronics Inc *	142,742	3,103
Ping Identity Holding Corp *	9,024	171
Power Integrations Inc	9,795	827
Qualys Inc *	3,334	436
Rackspace Technology Inc *(A)	94,695	874
Rambus Inc *	15,860	398
Rimini Street Inc *	43,919	271
Rogers Corp *	2,836	753
Sanmina Corp *	8,789	386
ScanSource Inc *	11,692	453
Silicon Motion Technology Corp ADR	16,752	1,513
SMART Global Holdings Inc *	10,272	253
StarTek Inc *	12,785	46
Sumo Logic Inc *	9,302	75
Super Micro Computer Inc *	58,095	2,908
Switch Inc, Cl A	24,872	839
Tenable Holdings Inc *	5,788	291
TTEC Holdings Inc	7,725	521
Universal Display Corp	4,421	558
Upland Software Inc *	10,318	136

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Veeco Instruments Inc *	7,595	$163
Vertex Inc, Cl A *	8,434	93
Viant Technology Inc, Cl A *	14,228	85
Viavi Solutions Inc *	83,901	1,214
Vishay Intertechnology Inc	36,800	752
Vishay Precision Group Inc *	15,740	479

		38,176
Materials — 5.8%
AdvanSix Inc	7,796	361
Alamos Gold Inc, Cl A	38,476	287
Allegheny Technologies Inc *	16,392	451
American Vanguard Corp	6,240	154
Axalta Coating Systems Ltd *	27,188	738
Cabot Corp	15,757	1,191
Century Aluminum Co *	26,780	316
Chase Corp	900	73
Chemours Co/The	10,523	453
Commercial Metals Co	55,289	2,197
Element Solutions Inc	24,319	518
Graphic Packaging Holding Co	18,865	420
Hawkins Inc	2,470	89
Haynes International Inc	1,700	65
Ingevity Corp *	9,017	628
Innospec Inc	5,858	598
Koppers Holdings Inc	3,104	84
Kronos Worldwide Inc	24,755	472
Livent Corp *	67,426	2,144
LSB Industries Inc *	13,923	280
MP Materials Corp *	7,314	288
O-I Glass Inc, Cl I *	66,770	1,098
Quaker Chemical Corp	3,081	482
Ranpak Holdings Corp, Cl A *	23,888	298
Reliance Steel & Aluminum Co	7,362	1,431
Silgan Holdings Inc	18,622	816
SunCoke Energy Inc	82,826	670
Sylvamo Corp	7,896	401
TimkenSteel Corp *	20,879	482
Tredegar Corp	8,720	106
Valvoline Inc	27,835	931
Warrior Met Coal Inc	12,155	409

		18,931
Real Estate — 2.6%
American Campus Communities Inc *‡	16,119	1,048
Ashford Hospitality Trust Inc *‡(A)	11,720	66
Corporate Office Properties Trust ‡	19,013	526
Douglas Elliman Inc	68,757	395
eXp World Holdings Inc (A)	36,185	506
Farmland Partners Inc ‡	27,974	420
Forestar Group Inc *	30,533	506
Independence Realty Trust Inc ‡	11,601	273
Innovative Industrial Properties Inc, Cl A ‡	3,903	519

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kennedy-Wilson Holdings Inc	31,870	$671
LXP Industrial Trust, Cl B ‡	41,022	474
Newmark Group Inc, Cl A	95,682	1,059
NexPoint Residential Trust Inc ‡	13,544	995
Ryman Hospitality Properties Inc *‡	4,859	434
St. Joe Co	7,656	387
Urstadt Biddle Properties Inc, Cl A ‡	5,180	91

		8,370
Utilities — 1.9%
Algonquin Power & Utilities Corp (A)	58,144	847
Artesian Resources Corp, Cl A	2,852	140
Black Hills Corp	11,481	880
IDACORP Inc	9,240	1,007
Portland General Electric Co	35,827	1,764
Pure Cycle Corp *	24,057	272
Spire Inc	8,349	654
Unitil Corp	5,400	312
Via Renewables Inc, Cl A (A)	18,248	155

		6,031
Total Common Stock
(Cost $267,729) ($ Thousands)		312,994

EXCHANGE TRADED FUND — 0.2%

iShares Russell 2000 Value ETF (A)	3,596	545

Total Exchange Traded Fund
(Cost $557) ($ Thousands)		545

AFFILIATED PARTNERSHIP — 2.9%
SEI Liquidity Fund, L.P.
0.760% **†(C)	9,367,662	9,369

Total Affiliated Partnership
(Cost $9,367) ($ Thousands)		9,369

CASH EQUIVALENT — 3.3%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	10,857,707	10,858

Total Cash Equivalent
(Cost $10,858) ($ Thousands)		10,858

Total Investments in Securities — 102.9%
(Cost $288,511) ($ Thousands)		$333,766

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small Cap II Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
Russell 2000 Index E-MINI	24	Jun-2022	$2,119	$2,234	$115

Percentages are based on Net Assets of $324,229 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $8,813 ($ Thousands).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $9,369 ($ Thousands).

ADR — American Depositary Receipt
Cl — Class
ETF — Exchange Traded Fund
L.P. — Limited Partnership
PLC — Public Limited Company
The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	312,994	–	–	^	312,994
Exchange Traded Fund	545	–	–		545
Affiliated Partnership	–	9,369	–		9,369
Cash Equivalent	10,858	–	–		10,858
Total Investments in Securities	324,397	9,369	–		333,766

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	115	–	–	115
Total Other Financial Instruments	115	–	–	115

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Security market value less than $500.

*Futures are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$31,950	$110,551	$(133,128)	$2	$(6)	$9,369	9,367,662	$102	$—
SEI Daily Income Trust, Government Fund, Cl F	9,606	189,268	(188,016)	—	—	10,858	10,857,707	6	—
Totals	$41,556	$299,819	$(321,144)	$2	$(6)	$20,227		$108	$-

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small/Mid Cap Equity Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.8%

Communication Services — 4.3%
AMC Networks Inc, Cl A *	22,800	$895
Audacy Inc, Cl A *	173,700	302
Cable One Inc	2,598	3,385
Cargurus Inc, Cl A *	15,732	398
Cars.com Inc *	51,100	529
Cogent Communications Holdings Inc	47,940	2,895
Gogo Inc *	61,716	1,250
Gray Television Inc	74,583	1,471
John Wiley & Sons Inc, Cl A	74,854	3,964
Lumen Technologies Inc	112,300	1,375
Nexstar Media Group Inc, Cl A	75,683	13,261
Paramount Global, Cl B	20,700	711
Sinclair Broadcast Group Inc, Cl A	36,097	875
Starry Group Holdings, Cl A *(A)	28,349	265
Yelp Inc, Cl A *	25,522	751
Ziff Davis Inc *	91,551	6,989
ZipRecruiter Inc, Cl A *	52,088	936

		40,252
Consumer Discretionary — 10.9%
2U Inc *	42,210	393
Aaron's Co Inc/The	133,507	2,611
Abercrombie & Fitch Co, Cl A *	21,700	443
Advance Auto Parts Inc	16,134	3,063
American Axle & Manufacturing Holdings Inc *	90,600	735
Asbury Automotive Group Inc *	6,027	1,092
Big Lots Inc	25,800	632
Bluegreen Vacations Holding Corp, Cl A	5,500	153
Boot Barn Holdings Inc *	20,180	1,628
BorgWarner Inc	34,400	1,387
Brunswick Corp/DE	43,715	3,289
Canada Goose Holdings Inc *	22,188	445
Carter's Inc	22,099	1,703

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Churchill Downs Inc	20,216	$4,092
Dick's Sporting Goods Inc (A)	13,800	1,121
Domino's Pizza Inc	7,204	2,616
Ethan Allen Interiors Inc	29,100	677
Everi Holdings Inc *	39,615	709
Farfetch Ltd, Cl A *	46,864	420
Floor & Decor Holdings Inc, Cl A *	3,921	296
Foot Locker Inc	37,100	1,224
Fox Factory Holding Corp *	5,049	414
Frontdoor Inc *	81,591	2,019
Funko Inc, Cl A *	59,792	1,218
Gentherm Inc *	13,220	911
Golden Entertainment Inc *	23,116	1,093
Goodyear Tire & Rubber Co/The *	71,642	926
Grand Canyon Education Inc *	9,986	890
Group 1 Automotive Inc	8,900	1,598
Hanesbrands Inc	80,692	958
Harley-Davidson Inc	42,300	1,488
Haverty Furniture Cos Inc (A)	38,200	1,079
Helen of Troy Ltd *	12,005	2,223
KB Home	47,660	1,644
Kohl's Corp	24,700	996
Lear Corp	5,400	761
Leslie's Inc *	111,213	2,160
Lithia Motors Inc, Cl A	17,257	5,254
Lovesac Co/The *	21,500	749
Macy's Inc	33,400	790
MarineMax Inc *	21,941	909
Mohawk Industries Inc *	6,840	968
Monro Inc	57,048	2,705
ODP Corp/The *	35,698	1,363
Oxford Industries Inc	11,196	1,021
Patrick Industries Inc	13,336	802
Perdoceo Education Corp *	45,800	500
Polaris Inc	4,182	446
Pool Corp	7,004	2,792
PulteGroup Inc	35,200	1,593
Qurate Retail Inc *	68,700	248
Red Rock Resorts Inc, Cl A	23,615	915
Rent-A-Center Inc/TX, Cl A	17,000	468
Sally Beauty Holdings Inc *	147,303	2,233
Shutterstock Inc	44,506	2,679
Skechers USA Inc, Cl A *	67,376	2,655
Sonic Automotive Inc, Cl A	20,900	953
Sportradar Holding, Cl A *(A)	39,121	367
Standard Motor Products Inc	23,340	932
Stride Inc *	24,722	967
Taylor Morrison Home Corp, Cl A *	32,857	952
Toll Brothers Inc	39,300	1,983
Travel + Leisure Co	42,940	2,195
TravelCenters of America *	26,300	1,027
Tri Pointe Homes Inc *	46,600	982

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Under Armour Inc, Cl C *	57,295	$556
Victoria's Secret & Co *	71,842	2,961
Vista Outdoor Inc *	29,854	1,151
Whirlpool Corp	14,400	2,653
Wingstop Inc	30,933	2,464
Winnebago Industries Inc	11,200	554
Wyndham Hotels & Resorts Inc	47,045	3,770

		102,664
Consumer Staples — 3.9%
Beauty Health Co/The *	88,270	1,260
Casey's General Stores Inc	15,373	3,221
Central Garden & Pet Co *	19,986	903
Central Garden & Pet Co, Cl A *	23,960	1,014
Chefs' Warehouse Inc/The *	26,500	947
Energizer Holdings Inc	21,000	630
Hostess Brands Inc, Cl A *	160,200	3,404
Ingles Markets Inc, Cl A	18,000	1,603
Ingredion Inc	19,400	1,837
Inter Parfums Inc	35,927	2,651
J M Smucker Co/The	5,100	639
Molson Coors Beverage Co, Cl B	44,100	2,463
Performance Food Group Co *	19,662	852
Simply Good Foods Co/The *	24,000	959
SpartanNash Co	18,700	644
Spectrum Brands Holdings Inc	54,861	4,814
Sprouts Farmers Market Inc *	40,400	1,094
TreeHouse Foods Inc *	55,945	2,301
United Natural Foods Inc *	93,071	3,947
Universal Corp/VA	13,600	866
Weis Markets Inc	8,600	632

		36,681
Energy — 6.3%
APA Corp	30,500	1,434
Cactus Inc, Cl A	64,600	3,386
Centennial Resource Development Inc/DE, Cl A *	120,723	959
Chesapeake Energy Corp (A)	10,757	1,048
Civitas Resources Inc	13,300	1,015
CNX Resources Corp *	72,000	1,564
Coterra Energy Inc, Cl A	98,808	3,392
Denbury Inc *	13,700	1,002
Diamondback Energy Inc	23,123	3,515
DT Midstream Inc	65,947	3,832
Earthstone Energy Inc, Cl A *(A)	77,076	1,389
HF Sinclair Corp	56,800	2,789
Laredo Petroleum *	12,397	1,043
Magnolia Oil & Gas Corp, Cl A	201,236	5,556
Marathon Oil Corp	79,900	2,511
Matador Resources Co	73,112	4,453
Northern Oil and Gas Inc	111,445	3,643
Oasis Petroleum Inc	30,498	4,841

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PBF Energy Inc, Cl A *	34,369	$1,141
PDC Energy Inc	19,400	1,535
Ranger Oil, Cl A *	28,139	1,205
Rattler Midstream LP	108,226	1,849
SM Energy Co	29,709	1,434
Viper Energy Partners LP	110,382	3,704
Whiting Petroleum Corp	12,400	1,097
World Fuel Services Corp	26,900	667

		60,004
Financials — 14.6%
AG Mortgage Investment Trust Inc	20,500	167
Ally Financial Inc	40,300	1,775
American Equity Investment Life Holding Co	15,900	640
American Financial Group Inc/OH	7,500	1,059
Annaly Capital Management Inc ‡	82,200	543
Ares Capital Corp	35,700	692
Associated Banc-Corp	102,694	2,126
Banco Latinoamericano de Comercio Exterior SA, Cl E	30,600	455
Bank OZK	98,951	4,104
Banner Corp	18,064	1,050
BGC Partners Inc, Cl A	594,780	1,939
Capitol Federal Financial Inc	95,235	967
Cathay General Bancorp	25,454	1,046
Chimera Investment Corp ‡	61,200	600
Citizens Financial Group Inc	40,500	1,676
CNA Financial Corp	29,500	1,352
CNO Financial Group Inc	79,400	1,633
Cohen & Steers Inc	39,922	3,042
Columbia Banking System Inc	101,181	3,051
Customers Bancorp Inc *	28,195	1,164
Dime Community Bancshares Inc	20,570	647
Donnelley Financial Solutions Inc *	19,300	600
Encore Capital Group Inc *	15,800	966
Enova International Inc *	26,700	843
Enterprise Financial Services Corp	23,257	1,077
Equitable Holdings Inc	30,200	918
Essent Group Ltd	17,600	753
Evercore Inc, Cl A	12,758	1,457
Everest Re Group Ltd	3,500	989
FactSet Research Systems Inc	7,044	2,689
Federal Agricultural Mortgage Corp, Cl C	5,750	604
Fifth Third Bancorp	23,500	927
First American Financial Corp	31,700	1,921
First Bancorp/Southern Pines NC	26,300	985
First Financial Bankshares Inc	65,260	2,691
First Horizon Corp	32,700	747
First Merchants Corp	66,024	2,718
Flushing Financial Corp	32,133	742
FNB Corp/PA	81,000	984
FS KKR Capital Corp	35,800	774
Fulton Financial Corp	113,882	1,805

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Globe Life Inc	25,332	$2,472
Hamilton Lane Inc, Cl A	68,303	4,750
Hancock Whitney Corp	36,655	1,827
Hanmi Financial Corp	62,800	1,466
Hannon Armstrong Sustainable Infrastructure Capital Inc	23,600	898
Home BancShares Inc/AR	160,056	3,616
HomeStreet Inc	25,800	1,040
Hope Bancorp Inc	60,094	876
KeyCorp	49,300	984
Kinsale Capital Group Inc	19,722	4,336
Lazard Ltd, Cl A (A)	24,100	850
LendingClub Corp *	62,400	981
Lincoln National Corp	14,100	817
LPL Financial Holdings Inc	6,247	1,226
MFA Financial	46,450	628
MGIC Investment Corp	81,200	1,131
Morningstar Inc	10,779	2,771
Navient Corp	65,200	1,043
New Residential Investment Corp ‡	85,300	964
Oaktree Specialty Lending Corp	218,200	1,514
OceanFirst Financial Corp	50,319	1,015
OFG Bancorp	42,300	1,199
Pacific Premier Bancorp Inc	64,956	2,115
PacWest Bancorp	206,460	6,520
Palomar Holdings, Cl A *	16,100	1,001
Popular Inc	51,283	4,190
Preferred Bank/Los Angeles CA	10,200	699
Prosperity Bancshares Inc	43,674	3,166
Provident Financial Services Inc	47,017	1,081
Radian Group Inc	40,700	875
Regions Financial Corp	63,600	1,405
Reinsurance Group of America Inc, Cl A	6,400	805
RLI Corp	10,178	1,233
S&T Bancorp Inc	34,200	1,006
Starwood Property Trust Inc ‡	200,879	4,799
Stewart Information Services Corp	16,400	910
Stifel Financial Corp	46,173	2,963
Synovus Financial Corp	19,300	823
Towne Bank/Portsmouth VA	32,503	958
UMB Financial Corp	10,800	997
Umpqua Holdings Corp	70,500	1,244
United Community Banks Inc/GA	85,740	2,695
Universal Insurance Holdings Inc	27,000	348
Unum Group	39,000	1,422
Victory Capital Holdings Inc, Cl A	22,000	622
Voya Financial Inc	13,600	933
Washington Federal Inc	30,153	978
WisdomTree Investments Inc (A)	127,198	757
Zions Bancorp NA	37,000	2,111

		137,978

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Health Care — 11.7%
Acadia Healthcare Co Inc *	63,360	$4,509
Agios Pharmaceuticals Inc *	14,383	280
Alkermes PLC *	35,300	1,054
AMN Healthcare Services Inc *	18,542	1,797
Amphastar Pharmaceuticals Inc *	29,100	1,081
ANI Pharmaceuticals Inc *	33,000	998
Arvinas Inc *	9,724	405
Avanos Medical Inc *	29,418	844
Axogen Inc *	45,808	443
Azenta Inc	9,400	720
C4 Therapeutics Inc *	49,734	361
CareDx Inc *	24,115	607
Catalyst Pharmaceuticals Inc *	229,493	1,652
Certara Inc *	32,928	669
Chemed Corp	7,787	3,772
Cooper Cos Inc/The	1,249	438
Cross Country Healthcare Inc *	44,330	782
DaVita Inc *	18,300	1,784
Doximity, Cl A *	8,669	303
Dynavax Technologies Corp, Cl A *	83,340	988
Encompass Health Corp	49,815	3,265
Enovis Corp *	51,116	3,391
Ensign Group Inc/The	89,307	7,249
Exelixis Inc *	41,200	755
Halozyme Therapeutics Inc *	49,650	2,283
HealthEquity Inc *	17,211	1,077
Henry Schein Inc *	8,597	736
Heron Therapeutics Inc *	62,156	205
Hologic Inc *	9,640	726
Innoviva Inc *	89,300	1,355
Inspire Medical Systems Inc *	11,070	1,958
Intercept Pharmaceuticals Inc *(A)	57,975	1,049
Ironwood Pharmaceuticals Inc, Cl A *	97,700	1,101
Jazz Pharmaceuticals PLC *	13,000	1,946
Kiniksa Pharmaceuticals Ltd, Cl A *	76,520	586
Lannett Co Inc *(A)	35,947	19
Lantheus Holdings Inc *	76,100	5,214
LeMaitre Vascular Inc	73,258	3,349
MEDNAX Inc *	23,287	450
Medpace Holdings Inc *	9,691	1,388
Merit Medical Systems Inc *	37,398	2,296
Mesa Laboratories Inc (A)	3,962	829
Mirum Pharmaceuticals Inc *	37,700	882
Nevro Corp *	10,292	449
Omnicell Inc *	41,157	4,575
Option Care Health Inc *	32,516	987
Owens & Minor Inc	26,000	907
Prestige Consumer Healthcare Inc *	59,583	3,326
Progyny Inc *	54,640	1,727
Quest Diagnostics Inc	33,101	4,668
QuidelOrtho Corp *	14,992	1,425

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Relay Therapeutics Inc *	24,991	$407
Repligen Corp *	6,918	1,138
Select Medical Holdings Corp	34,800	847
Sotera Health Co *	42,556	907
SpringWorks Therapeutics Inc *	24,301	460
STERIS PLC	28,180	6,431
Stevanato Group	8,992	145
Syneos Health Inc, Cl A *	78,030	5,766
Talis Biomedical Corp *(A)	16,600	18
Teleflex Inc	1,603	461
Twist Bioscience Corp *	31,000	1,055
United Therapeutics Corp *	15,295	3,523
Universal Health Services Inc, Cl B	13,600	1,695
US Physical Therapy Inc	21,032	2,368
Vanda Pharmaceuticals Inc *	28,000	275
Veracyte Inc *	34,417	605
Xencor Inc *	37,852	845

		110,606
Industrials — 17.9%
ABM Industries Inc	71,341	3,449
Acuity Brands Inc	7,400	1,295
ACV Auctions Inc, Cl A *	110,884	936
AGCO Corp	20,900	2,678
Air Lease Corp, Cl A	75,544	2,841
Alaska Air Group Inc *	16,500	796
Alight Inc *	129,095	1,053
Allison Transmission Holdings Inc, Cl A	132,892	5,317
Apogee Enterprises Inc	31,100	1,294
Applied Industrial Technologies Inc	10,922	1,129
ArcBest Corp	25,724	1,946
Atkore Inc *	33,995	3,703
Atlas Air Worldwide Holdings Inc *	24,091	1,679
Beacon Roofing Supply Inc *	15,370	944
BlueLinx Holdings Inc *	10,060	832
Boise Cascade Co	14,424	1,115
Booz Allen Hamilton Holding Corp, Cl A	12,207	1,048
BWX Technologies Inc	111,108	5,689
Carlisle Cos Inc	14,724	3,746
CH Robinson Worldwide Inc	13,131	1,425
Chart Industries Inc *	22,370	3,934
Cimpress PLC *	10,685	466
Clean Harbors Inc *	9,422	880
CoreCivic Inc *‡	62,100	799
Crane Holdings Co	8,900	851
Deluxe Corp	26,200	627
EMCOR Group Inc	9,371	990
Ennis Inc	45,100	818
Esab Corp	48,503	2,425
Exponent Inc	42,900	3,878
Federal Signal Corp	24,640	865
Forward Air Corp	12,931	1,205
FTI Consulting Inc *	24,750	4,158

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
GATX Corp	11,164	$1,205
Genco Shipping & Trading Ltd	52,146	1,317
Generac Holdings Inc *	10,064	2,487
GFL Environmental Inc	108,131	3,306
GMS Inc *	18,765	935
GXO Logistics Inc *	54,816	2,975
H&E Equipment Services Inc	27,700	988
Heartland Express Inc	15,606	223
Helios Technologies Inc	29,023	1,986
Herc Holdings Inc	14,072	1,650
Hillenbrand Inc	23,200	971
Hub Group Inc, Cl A *	13,767	1,005
Huntington Ingalls Industries Inc	15,834	3,332
IAA Inc *	41,573	1,623
Insperity Inc	32,508	3,253
Interface Inc, Cl A	128,757	1,853
JetBlue Airways Corp *	61,600	662
John Bean Technologies Corp	14,883	1,812
Kaman Corp	44,588	1,615
KAR Auction Services Inc *	225,963	3,609
Kforce Inc	14,578	957
Kirby Corp *	12,609	851
Korn Ferry	14,011	861
Landstar System Inc	19,585	2,966
ManpowerGroup Inc	14,300	1,281
ManTech International Corp/VA, Cl A	27,209	2,603
Marten Transport Ltd	57,700	1,013
Matson Inc	17,863	1,606
MDU Resources Group Inc	24,800	679
Mercury Systems Inc *	58,555	3,502
Middleby Corp/The *	7,168	1,086
Nordson Corp	11,401	2,484
NOW Inc *	87,822	970
NV5 Global Inc *	19,075	2,350
Oshkosh Corp	6,300	585
Owens Corning	18,500	1,768
Quad/Graphics Inc, Cl A *	86,600	348
Quanex Building Products Corp	35,360	719
Ritchie Bros Auctioneers Inc	33,279	2,003
Rocket Lab USA *	59,408	283
Rush Enterprises Inc, Cl A	20,465	1,043
Ryder System Inc	15,400	1,232
Saia Inc *	4,400	869
Sensata Technologies Holding PLC	42,697	2,051
Simpson Manufacturing Co Inc	8,926	967
SkyWest Inc *	13,600	367
Snap-on Inc	20,741	4,602
Standex International Corp	39,528	3,680
Sterling Check Corp *	19,476	362
Tennant Co	16,539	1,029
Tetra Tech Inc	23,138	3,123
Timken Co/The	12,700	776

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Toro Co/The	5,529	$456
TriNet Group Inc *	13,575	1,066
Triton International Ltd	42,600	2,717
UFP Industries Inc	56,216	4,340
UniFirst Corp/MA	13,040	2,131
Vectrus Inc *	12,800	458
WillScot Mobile Mini Holdings Corp, Cl A *	75,720	2,705
Woodward Inc	3,496	355
XPO Logistics Inc *	38,294	2,046
Zurn Water Solutions Corp	44,635	1,286

		168,194
Information Technology — 13.3%
8x8 Inc *	95,811	695
A10 Networks Inc	79,300	1,222
ACI Worldwide Inc *	144,370	3,846
Alpha & Omega Semiconductor Ltd *	21,216	932
Altair Engineering Inc, Cl A *	16,037	881
Amdocs Ltd	16,300	1,416
Amkor Technology Inc	104,400	2,134
Anaplan Inc *	8,242	541
Arrow Electronics Inc *	18,900	2,280
AudioCodes Ltd	97,463	2,238
Avalara Inc *	10,955	928
Belden Inc	19,371	1,115
Benchmark Electronics Inc	41,400	1,055
Broadridge Financial Solutions Inc	18,117	2,649
Cirrus Logic Inc *	10,700	873
CMC Materials Inc	4,732	837
Cognex Corp	23,761	1,151
Cognyte Software Ltd *	122,436	867
Consensus Cloud Solutions Inc *	8,037	386
CSG Systems International Inc	17,947	1,116
CTS Corp	31,096	1,265
Diodes Inc *	11,786	908
DocuSign Inc, Cl A *	6,836	574
Dynatrace Inc *	11,492	433
Ebix Inc	16,200	472
Endava PLC ADR *	14,520	1,465
Euronet Worldwide Inc *	30,413	3,685
Evo Payments Inc, Cl A *	42,307	975
ExlService Holdings Inc *	7,116	1,012
GLOBALFOUNDRIES Inc *(A)	24,780	1,479
I3 Verticals Inc, Cl A *	38,273	893
Jabil Inc	42,700	2,627
Jack Henry & Associates Inc	16,122	3,033
KnowBe4 Inc, Cl A *	30,956	550
Kulicke & Soffa Industries Inc	85,612	4,638
Littelfuse Inc	23,719	6,409
Mandiant Inc *	21,856	482
Momentive Global Inc *	85,812	1,045
Monday.com Ltd *	8,341	947
N-able Inc *	93,828	938

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NCR Corp *	21,400	$742
Nova Ltd *	28,255	3,001
Novanta Inc *	11,144	1,370
Okta Inc, Cl A *	4,238	352
ON Semiconductor Corp *	36,647	2,224
Perficient Inc *	10,244	1,003
Power Integrations Inc	41,733	3,521
Progress Software Corp	22,826	1,103
Sanmina Corp *	25,300	1,110
Seagate Technology Holdings PLC	27,000	2,286
Silicon Motion Technology Corp ADR	67,124	6,062
SMART Global Holdings Inc *	43,114	1,063
Smartsheet Inc, Cl A *	15,130	539
Sprout Social Inc, Cl A *	26,765	1,363
SPS Commerce Inc *	31,750	3,399
Sumo Logic Inc *	42,594	345
Super Micro Computer Inc *	19,000	951
Switch Inc, Cl A	104,374	3,523
TaskUS Inc, Cl A *	28,090	691
TD SYNNEX Corp	7,400	769
Teledyne Technologies Inc *	4,593	1,861
Tenable Holdings Inc *	59,363	2,986
Trimble Inc *	22,298	1,517
TTEC Holdings Inc	28,158	1,899
TTM Technologies Inc *	68,500	979
Twilio Inc, Cl A *	3,880	408
Ultra Clean Holdings Inc *	16,600	557
Universal Display Corp	18,568	2,345
Verint Systems Inc *	176,454	9,006
Verra Mobility Corp, Cl A *	69,792	1,113
Viavi Solutions Inc *	154,480	2,235
Vishay Intertechnology Inc	86,788	1,774
Western Union Co/The	32,400	588
Xerox Holdings Corp	43,900	826
Zendesk Inc *	13,626	1,246

		125,749
Materials — 6.0%
AdvanSix Inc	24,165	1,120
Ashland Global Holdings Inc	42,980	4,600
Axalta Coating Systems Ltd *	152,977	4,155
Berry Global Group Inc *	26,700	1,557
Cabot Corp	13,600	1,028
Celanese Corp, Cl A	16,000	2,504
Chemours Co/The	29,500	1,271
Commercial Metals Co	29,727	1,181
Eastman Chemical Co	9,800	1,080
Element Solutions Inc	102,055	2,173
FMC Corp	25,570	3,134
Graphic Packaging Holding Co	26,675	594
Huntsman Corp	48,000	1,740
Intrepid Potash Inc *	25,890	1,705
Materion Corp	13,479	1,105

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Small/Mid Cap Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mercer International	61,600	$910
Mosaic Co/The	42,900	2,688
O-I Glass Inc, Cl I *	54,500	896
Quaker Chemical Corp	12,901	2,018
Reliance Steel & Aluminum Co	32,793	6,375
Schweitzer-Mauduit International Inc	22,500	610
Silgan Holdings Inc	180,921	7,926
Steel Dynamics Inc	13,000	1,110
TimkenSteel Corp *	44,761	1,034
Trinseo PLC	14,600	690
Tronox Holdings PLC	77,061	1,388
Westrock Co	49,900	2,420

		57,012
Real Estate — 6.1%
Apple Hospitality Inc ‡	157,800	2,637
Armada Hoffler Properties Inc ‡	71,700	988
Brandywine Realty Trust ‡	80,600	899
Brixmor Property Group Inc ‡	45,100	1,099
City Office REIT Inc ‡	72,700	1,013
CTO Realty Growth Inc ‡	12,210	804
Cushman & Wakefield PLC *	154,031	2,876
DiamondRock Hospitality Co *‡	100,000	1,029
EastGroup Properties Inc ‡	5,936	959
eXp World Holdings Inc (A)	151,841	2,121
Franklin Street Properties Corp ‡	107,000	484
Gaming and Leisure Properties Inc ‡	139,190	6,517
Howard Hughes Corp/The *	24,241	2,039
Independence Realty Trust Inc ‡	45,668	1,074
Industrial Logistics Properties Trust ‡	35,900	548
Innovative Industrial Properties Inc, Cl A ‡	16,352	2,175
Iron Mountain Inc ‡	20,500	1,105
Kennedy-Wilson Holdings Inc	131,201	2,763
Kite Realty Group Trust ‡	29,900	627
Medical Properties Trust Inc ‡	324,535	6,030
National Health Investors Inc ‡	22,000	1,301
National Storage Affiliates Trust ‡	16,620	872
Newmark Group Inc, Cl A	195,637	2,166
NexPoint Residential Trust Inc ‡	41,354	3,039
Office Properties Income Trust ‡	45,400	967
Omega Healthcare Investors Inc ‡	29,900	890
Pebblebrook Hotel Trust ‡	39,700	894
Phillips Edison ‡	32,272	1,089
Piedmont Office Realty Trust Inc, Cl A ‡	55,300	815
PotlatchDeltic Corp ‡	18,989	996
Retail Value Inc *‡	6,428	7
RPT Realty ‡	65,300	795
Sabra Health Care Inc ‡	65,200	915
Service Properties Trust ‡	48,500	307
SITE Centers Corp ‡	68,300	1,074
Tanger Factory Outlet Centers Inc ‡	131,511	2,303
Uniti Group Inc ‡	71,260	808

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xenia Hotels & Resorts Inc *‡	54,000	$993

		58,018
Utilities — 1.8%
Algonquin Power & Utilities Corp	244,538	3,560
Black Hills Corp	12,800	981
Chesapeake Utilities Corp	8,668	1,158
Middlesex Water Co	11,300	961
National Fuel Gas Co	20,600	1,515
NRG Energy Inc	59,700	2,748
Otter Tail Corp	21,076	1,378
Spire Inc	13,100	1,026
UGI Corp	18,100	774
Vistra Corp	104,200	2,748

		16,849
Total Common Stock
(Cost $773,589) ($ Thousands)		914,007

AFFILIATED PARTNERSHIP — 0.9%
SEI Liquidity Fund, L.P.
0.760% **†(B)	8,949,353	8,942

Total Affiliated Partnership
(Cost $8,949) ($ Thousands)		8,942

CASH EQUIVALENT — 2.9%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	27,481,816	27,482

Total Cash Equivalent
(Cost $27,482) ($ Thousands)		27,482

Total Investments in Securities — 100.6%
(Cost $810,020) ($ Thousands)		$950,431

Percentages are based on Net Assets of $944,301 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $8,443 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $8,942 ($ Thousands).

SEI Institutional Investments Trust / Annual Report / May 31, 2022

ADR — American Depositary Receipt
Cl — Class
L.P. — Limited Partnership
Ltd. — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	914,007	–	–	914,007
Affiliated Partnership	–	8,942	–	8,942
Cash Equivalent	27,482	–	–	27,482
Total Investments in Securities	941,489	8,942	–	950,431

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$65,133	$205,887	$(262,070)	$8	$(16)	$8,942	8,949,352	$82	$—
SEI Daily Income Trust, Government Fund, Cl F	30,279	392,841	(395,638)	—	—	27,482	27,481,816	21	1
Totals	$95,412	$598,728	$(657,708)	$8	$(16)	$36,424		$103	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

U.S. Equity Factor Allocation Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.8%

Communication Services — 9.6%
Alphabet Inc, Cl A *	6,264	$14,252
Alphabet Inc, Cl C *	8,828	20,135
Altice USA Inc, Cl A *	62,486	711
AT&T Inc	443,827	9,449
Cars.com Inc *	45,607	472
Clear Channel Outdoor Holdings Inc, Cl A *	85,786	135
Comcast Corp, Cl A	241,921	10,712
Gogo Inc *	18,102	367
Interpublic Group of Cos Inc/The	64,323	2,073
John Wiley & Sons Inc, Cl A	1,114	59
Lumen Technologies Inc	107,400	1,315
Meta Platforms Inc, Cl A *	55,440	10,735
News Corp, Cl A	44,303	771
Omnicom Group Inc	60,689	4,528
Playtika Holding Corp *	66,561	986
Scholastic Corp	10,926	410
Sinclair Broadcast Group Inc, Cl A	12,941	314
Sirius XM Holdings Inc	29,923	191
Verizon Communications Inc	208,421	10,690
Walt Disney Co/The *	639	71
Ziff Davis Inc *	30,623	2,338

		90,714
Consumer Discretionary — 9.1%
Aaron's Co Inc/The	20,006	391
Academy Sports & Outdoors Inc	14,298	479
Amazon.com Inc *	4,313	10,369
AutoNation Inc *	4,722	565
AutoZone Inc *	3,087	6,358
Bath & Body Works Inc	118,043	4,842
Big 5 Sporting Goods Corp	13,789	176
Boyd Gaming Corp	18,577	1,092
Cato Corp/The, Cl A	12,743	166
Dick's Sporting Goods Inc	7,868	639
Domino's Pizza Inc	1,178	428
eBay Inc	72,698	3,538

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ethan Allen Interiors Inc	14,842	$345
Foot Locker Inc	14,448	477
Ford Motor Co	52,369	716
Garmin Ltd	4,632	489
Genesco Inc *	9,522	536
Genuine Parts Co	4,789	655
Graham Holdings Co, Cl B	2,592	1,589
Grand Canyon Education Inc *	1,366	122
H&R Block Inc	151,774	5,349
Home Depot Inc/The	1,434	434
Lennar Corp, Cl A	69,135	5,548
Lennar Corp, Cl B	9,903	665
Lowe's Cos Inc	7,624	1,489
Lululemon Athletica Inc *	3,115	912
Macy's Inc	207,282	4,902
Marriott International Inc/MD, Cl A	4,394	754
Mattel Inc *	286,077	7,186
Murphy USA Inc	796	198
NIKE Inc, Cl B	4,591	546
O'Reilly Automotive Inc *	3,882	2,473
Oxford Industries Inc	4,624	422
Perdoceo Education Corp *	46,903	512
PulteGroup Inc	52,712	2,386
Qurate Retail Inc	254,582	919
Sally Beauty Holdings Inc *	32,234	489
SeaWorld Entertainment Inc *	13,297	720
Shutterstock Inc	15,431	929
Signet Jewelers Ltd	23,718	1,414
Smith & Wesson Brands Inc	34,484	534
Starbucks Corp	6,716	527
Stride Inc *	12,642	494
Sturm Ruger & Co Inc	10,627	721
Taylor Morrison Home Corp, Cl A *	81,449	2,360
Tesla Inc *	1,320	1,001
TJX Cos Inc/The	11,436	727
Toll Brothers Inc	19,764	997
Tractor Supply Co	8,934	1,674
Tri Pointe Homes Inc *	81,806	1,724
Tupperware Brands Corp *	13,163	87
Vista Outdoor Inc *	37,724	1,454
Williams-Sonoma Inc	3,902	499
Winmark Corp	256	51
Yum! Brands Inc	7,176	872

		85,941
Consumer Staples — 8.7%
Albertsons Cos Inc, Cl A	104,622	3,196
Altria Group Inc	120,021	6,492
Archer-Daniels-Midland Co	24,075	2,186
Brown-Forman Corp, Cl A	1,372	87
Brown-Forman Corp, Cl B	5,635	373
Bunge Ltd	58,903	6,969
Casey's General Stores Inc	1,127	236

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Church & Dwight Co Inc	6,946	$626
Coca-Cola Co/The	34,421	2,182
Colgate-Palmolive Co	47,526	3,746
Costco Wholesale Corp	5,991	2,793
Flowers Foods Inc	5,713	158
General Mills Inc	2,979	208
Herbalife Nutrition Ltd *	39,084	852
Hershey Co/The	8,674	1,836
Hostess Brands Inc, Cl A *	4,724	100
Ingles Markets Inc, Cl A	10,512	936
Ingredion Inc	2,095	198
J M Smucker Co/The	6,870	861
Keurig Dr Pepper Inc	7,636	265
Kraft Heinz Co/The	23,780	900
Kroger Co/The	206,906	10,960
MGP Ingredients Inc	2,591	251
PepsiCo Inc	29,098	4,881
Philip Morris International Inc	20,799	2,210
Pilgrim's Pride Corp *	7,641	255
Procter & Gamble Co/The	97,537	14,424
Rite Aid Corp *	15,030	84
SpartanNash Co	20,463	704
Tyson Foods Inc, Cl A	29,470	2,641
Village Super Market Inc, Cl A	5,675	135
Walgreens Boots Alliance Inc	160,787	7,047
Walmart Inc	29,855	3,840
WD-40 Co	415	78
Weis Markets Inc	1,976	145

		82,855
Energy — 3.2%
APA Corp	131,254	6,170
California Resources Corp	30,219	1,320
Chesapeake Energy Corp	9,756	950
Chevron Corp	10,461	1,827
ConocoPhillips	28,300	3,180
EOG Resources Inc	13,560	1,857
Exxon Mobil Corp	63,812	6,126
Halliburton Co	25,628	1,038
Marathon Oil Corp	31,399	987
Marathon Petroleum Corp	13,970	1,422
Oasis Petroleum Inc	11,922	1,892
PDC Energy Inc	11,445	906
Pioneer Natural Resources Co	1,846	513
Schlumberger NV	492	23
Whiting Petroleum Corp	20,997	1,857

		30,068
Financials — 11.3%
Aflac Inc	8,723	529
AGNC Investment Corp ‡	358,834	4,388
Ally Financial Inc	144,801	6,377
Amalgamated Financial Corp	8,464	184

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Financial Group Inc/OH	2,199	$311
Ameriprise Financial Inc	775	214
Annaly Capital Management Inc ‡	54,969	363
Apollo Global Management Inc	41,614	2,399
Bank of America Corp	5,165	192
Berkshire Hathaway Inc, Cl B *	1,244	393
Blackstone Inc, Cl A	2,077	245
Brighthouse Financial Inc *	59,041	2,900
Brightsphere Investment Group Inc	37,038	755
Brown & Brown Inc	25,595	1,520
Capital One Financial Corp	61,330	7,842
Chimera Investment Corp ‡	159,556	1,564
Citigroup Inc	142,519	7,612
Cohen & Steers Inc	3,306	252
Credit Acceptance Corp *	625	372
Customers Bancorp Inc *	20,006	826
Discover Financial Services	5,640	640
Donegal Group Inc, Cl A	9,689	157
Donnelley Financial Solutions Inc *	19,968	621
FactSet Research Systems Inc	5,825	2,224
Fidelity National Financial Inc	8,051	340
Financial Institutions Inc	4,401	124
First BanCorp/Puerto Rico	187,532	2,800
First Financial Corp/IN	3,000	135
First Republic Bank/CA	2,818	437
FS Bancorp Inc	4,924	149
Genworth Financial Inc, Cl A *	343,189	1,390
Greenlight Capital Re Ltd, Cl A *	17,758	139
Hanover Insurance Group Inc/The	1,109	163
Home Bancorp Inc	5,131	176
Houlihan Lokey Inc, Cl A	1,377	118
Independent Bank Corp/MI	14,571	289
KKR & Co Inc	12,748	699
LendingClub Corp *	27,500	432
Luther Burbank Corp	11,425	156
Meta Financial Group Inc	8,276	344
Metropolitan Bank Holding Corp *	3,000	232
MFA Financial	72,222	976
Midland States Bancorp Inc	5,655	152
MidWestOne Financial Group Inc	9,570	291
Mr Cooper Group Inc *	16,537	717
Navient Corp	120,841	1,933
Nelnet Inc, Cl A	580	49
New Residential Investment Corp ‡	35,776	404
New York Community Bancorp Inc	319,914	3,193
OFG Bancorp	33,545	951
Popular Inc	59,425	4,855
Preferred Bank/Los Angeles CA	4,017	275
Prudential Financial Inc	7,667	815
Raymond James Financial Inc	28,021	2,760
Redwood Trust Inc ‡	72,032	735
RenaissanceRe Holdings Ltd	11,009	1,690

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
S&P Global Inc	3,280	$1,146
Sculptor Capital Management Inc, Cl A	14,487	174
Signature Bank/New York NY	5,657	1,223
SiriusPoint Ltd *	52,600	295
SLM Corp	190,918	3,740
South Plains Financial Inc	7,030	174
Stewart Information Services Corp	4,821	267
Stifel Financial Corp	6,952	446
Synchrony Financial	183,260	6,788
Travelers Cos Inc/The	4,395	787
Virtu Financial Inc, Cl A	17,479	457
W R Berkley Corp	42,301	3,009
Washington Federal Inc	43,572	1,414
Wells Fargo & Co	236,318	10,816
Zions Bancorp NA	104,657	5,970

		107,505
Health Care — 14.2%
Abbott Laboratories	3,395	399
AbbVie Inc	15,284	2,252
Agilent Technologies Inc	1,434	183
AmerisourceBergen Corp, Cl A	54,849	8,490
Amgen Inc	7,860	2,018
AMN Healthcare Services Inc *	5,919	574
Amphastar Pharmaceuticals Inc *	11,330	421
Avantor Inc *	37,103	1,189
Bio-Rad Laboratories Inc, Cl A *	1,639	881
Bristol-Myers Squibb Co	71,648	5,406
Bruker Corp	8,264	516
Cardinal Health Inc	138,725	7,813
Catalent Inc *	6,559	676
Community Health Systems Inc *	78,413	411
CorVel Corp *	2,060	307
CVS Health Corp	109,674	10,611
Danaher Corp	20,670	5,453
DaVita Inc *	25,625	2,498
Edwards Lifesciences Corp *	962	97
Eli Lilly & Co	2,967	930
Endo International PLC *	144,775	76
Fulgent Genetics Inc *	14,273	778
Gilead Sciences Inc	75,325	4,885
Henry Schein Inc *	4,499	385
Hologic Inc *	80,648	6,070
IQVIA Holdings Inc *	1,978	426
iTeos Therapeutics Inc *	5,500	96
Johnson & Johnson	40,285	7,232
Laboratory Corp of America Holdings	10,794	2,663
Lantheus Holdings Inc *	8,690	595
McKesson Corp	41,882	13,766
Medpace Holdings Inc *	3,082	442
Medtronic PLC	20,273	2,030
Merck & Co Inc	21,713	1,998
Merit Medical Systems Inc *	6,099	374

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mettler-Toledo International Inc *	691	$889
Moderna Inc *	1,434	208
Option Care Health Inc *	10,363	315
Organon & Co	136,653	5,187
Pfizer Inc	33,859	1,796
Premier Inc, Cl A	4,092	153
Prestige Consumer Healthcare Inc *	2,851	159
Quest Diagnostics Inc	44,751	6,311
Regeneron Pharmaceuticals Inc *	6,650	4,421
ResMed Inc	385	78
STAAR Surgical Co *	1,220	81
Syneos Health Inc, Cl A *	3,122	231
Thermo Fisher Scientific Inc	12,797	7,263
United Therapeutics Corp *	27,688	6,378
UnitedHealth Group Inc	8,526	4,236
Veeva Systems Inc, Cl A *	2,753	469
Vertex Pharmaceuticals Inc *	6,624	1,780
Viatris Inc, Cl W *	109,947	1,349
Waters Corp *	2,092	686
Zoetis Inc, Cl A	2,769	473

		135,404
Industrials — 6.3%
3M Co	5,584	834
A O Smith Corp	4,028	242
ACCO Brands Corp	63,425	478
AMERCO	1,163	570
Argan Inc	9,880	395
Atkore Inc *	2,443	266
Atlas Air Worldwide Holdings Inc *	19,091	1,331
Builders FirstSource Inc *	12,494	813
CACI International Inc, Cl A *	5,568	1,561
Caesarstone Ltd	13,905	127
Carlisle Cos Inc	12,099	3,078
Cintas Corp	2,763	1,101
CoreCivic Inc *‡	32,900	423
Costamare Inc	34,020	484
Crane Holdings Co	6,509	623
Deere & Co	5,722	2,047
Donaldson Co Inc	4,004	209
Dover Corp	4,131	553
Eagle Bulk Shipping Inc	5,695	417
Emerson Electric Co	3,395	301
Encore Wire Corp	13,472	1,684
Evoqua Water Technologies Corp *	10,002	356
Expeditors International of Washington Inc	25,163	2,739
Fastenal Co	12,986	696
FTI Consulting Inc *	470	79
Genco Shipping & Trading Ltd	8,163	206
General Dynamics Corp	7,674	1,726
GEO Group Inc/The *	79,653	566
Graco Inc	5,055	320
GrafTech International Ltd	108,983	946

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Griffon Corp	8,051	$258
Honeywell International Inc	3,235	626
Hub Group Inc, Cl A *	10,100	737
Hubbell Inc, Cl B	713	135
IDEX Corp	2,336	447
Illinois Tool Works Inc	4,044	841
Johnson Controls International plc	8,407	458
Kadant Inc	939	174
Kforce Inc	2,225	146
Korn Ferry	15,970	982
L3Harris Technologies Inc	3,381	815
Landstar System Inc	1,136	172
Lennox International Inc	1,048	219
Lockheed Martin Corp	2,286	1,006
Masco Corp	62,779	3,559
Matson Inc	28,400	2,553
MSC Industrial Direct Co Inc, Cl A	1,349	115
Mueller Industries Inc	9,330	502
Nordson Corp	1,814	395
Northrop Grumman Corp	1,677	785
NV5 Global Inc *	4,034	497
Otis Worldwide Corp	55,053	4,096
Pentair PLC	5,133	258
Pitney Bowes Inc	48,200	226
Preformed Line Products Co	1,944	121
Robert Half International Inc	29,124	2,626
Rollins Inc	6,919	245
Rush Enterprises Inc, Cl A	8,100	413
Ryder System Inc	34,789	2,784
Safe Bulkers Inc	35,780	170
Science Applications International Corp	6,724	582
Simpson Manufacturing Co Inc	1,174	127
Snap-on Inc	1,753	389
Toro Co/The	3,348	276
TrueBlue Inc *	767	17
Tutor Perini Corp *	28,384	288
United Parcel Service Inc, Cl B	18,115	3,301
Waste Management Inc	5,318	843
Watts Water Technologies Inc, Cl A	796	104
WillScot Mobile Mini Holdings Corp, Cl A *	51,386	1,836

		59,295
Information Technology — 26.1%
A10 Networks Inc	16,112	248
Accenture PLC, Cl A	10,857	3,241
Advanced Micro Devices Inc *	22,102	2,251
Alpha & Omega Semiconductor Ltd *	14,158	622
Amdocs Ltd	37,526	3,261
Amkor Technology Inc	68,167	1,393
Amphenol Corp, Cl A	9,835	697
Apple Inc	294,026	43,763
Arista Networks Inc *	20,561	2,103
Arrow Electronics Inc *	56,817	6,855

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Atlassian Corp PLC, Cl A *	2,859	$507
Automatic Data Processing Inc	2,808	626
Avaya Holdings Corp *	56,968	210
Avnet Inc	90,311	4,376
Box Inc, Cl A *	4,236	111
Bread Financial Holdings Inc	35,249	1,942
Broadcom Inc	8,137	4,721
Cadence Design Systems Inc *	23,111	3,553
CDK Global Inc	79,020	4,303
Cirrus Logic Inc *	4,475	365
Cisco Systems Inc	18,304	825
Cognizant Technology Solutions Corp, Cl A	50,149	3,746
CommScope Holding Co Inc *	48,466	364
Concentrix Corp	4,443	688
Conduent Inc *	83,147	441
Consensus Cloud Solutions Inc *	4,283	206
Crowdstrike Holdings Inc, Cl A *	2,340	374
CSG Systems International Inc	22,324	1,388
Datadog Inc, Cl A *	7,477	713
Dell Technologies Inc, Cl C	12,405	620
Diebold Nixdorf Inc *	47,582	148
Dolby Laboratories Inc, Cl A	18,334	1,423
Dropbox Inc, Cl A *	200,168	4,172
Dynatrace Inc *	3,804	143
F5 Inc *	1,856	303
Fair Isaac Corp *	3,827	1,567
Fiserv Inc *	11,428	1,145
Fortinet Inc *	5,427	1,596
Gartner Inc *	4,695	1,232
Genpact Ltd	5,612	249
HP Inc	293,153	11,386
Intel Corp	179,844	7,989
International Business Machines Corp	69,559	9,657
Intuit Inc	2,588	1,073
Jabil Inc	83,919	5,163
Juniper Networks Inc	42,146	1,293
Keysight Technologies Inc *	4,414	643
KLA Corp	1,385	505
Kulicke & Soffa Industries Inc	38,029	2,060
Lattice Semiconductor Corp *	36,433	1,895
Manhattan Associates Inc *	9,512	1,150
MaxLinear Inc, Cl A *	4,361	173
Microsoft Corp	174,128	47,340
Monolithic Power Systems Inc	1,286	579
Motorola Solutions Inc	3,566	784
NCR Corp *	15,583	540
NetApp Inc	24,398	1,755
NortonLifeLock Inc	237,207	5,774
NVIDIA Corp	17,643	3,294
ON Semiconductor Corp *	27,579	1,674
Onto Innovation Inc *	4,870	391
Oracle Corp	117,619	8,459

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

U.S. Equity Factor Allocation Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Palo Alto Networks Inc *	2,126	$1,069
Paychex Inc	31,651	3,919
Photronics Inc *	60,181	1,308
Progress Software Corp	10,283	497
Pure Storage Inc, Cl A *	39,253	932
QUALCOMM Inc	18,343	2,627
Rimini Street Inc *	28,563	177
Sanmina Corp *	42,161	1,850
SMART Global Holdings Inc *	22,803	562
Synaptics Inc *	5,968	884
Synopsys Inc *	841	268
Tenable Holdings Inc *	6,922	348
Teradata Corp *	6,997	269
Texas Instruments Inc	4,696	830
Trade Desk Inc/The, Cl A *	1,924	100
Unisys Corp *	32,654	390
Veeco Instruments Inc *	15,183	325
Verint Systems Inc *	29,718	1,517
VeriSign Inc *	3,581	625
Visa Inc, Cl A	11,350	2,408
Vishay Intertechnology Inc	54,542	1,115
Western Union Co/The	276,397	5,014
Xperi Holding Corp	71,041	1,169

		248,271
Materials — 1.5%
Albemarle Corp	2,164	563
Avery Dennison Corp	2,571	444
Berry Global Group Inc *	9,280	541
CF Industries Holdings Inc	4,230	418
Crown Holdings Inc	18,900	1,974
Dow Inc	22,906	1,557
Graphic Packaging Holding Co	86,639	1,929
International Paper Co	13,317	645
Livent Corp *	21,988	699
NewMarket Corp	161	53
Packaging Corp of America	9,477	1,490
Reliance Steel & Aluminum Co	1,960	381
Sealed Air Corp	13,407	834
Sensient Technologies Corp	1,270	111
Silgan Holdings Inc	46,969	2,058
Sonoco Products Co	2,854	167
Westlake Corp	4,148	548

		14,412
Real Estate — 2.2%
Brixmor Property Group Inc ‡	11,937	291
CBRE Group Inc, Cl A *	30,940	2,563
Cushman & Wakefield PLC *	26,857	501
Duke Realty Corp ‡	8,838	467
Easterly Government Properties Inc, Cl A ‡	8,362	164
EastGroup Properties Inc ‡	2,555	413
Equity Commonwealth *‡	76,888	2,095

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Extra Space Storage Inc ‡	13,412	$2,390
Host Hotels & Resorts Inc ‡	99,231	1,984
Independence Realty Trust Inc ‡	31,547	742
Jones Lang LaSalle Inc *	8,165	1,611
Marcus & Millichap Inc	7,182	301
Medical Properties Trust Inc ‡	51,698	960
Newmark Group Inc, Cl A	118,388	1,311
Prologis Inc ‡	11,215	1,430
Public Storage ‡	7,411	2,450
Realogy Holdings Corp *	72,375	896
Spirit Realty Capital Inc ‡	2,478	104

		20,673
Utilities — 2.6%
American Water Works Co Inc	3,610	546
Exelon Corp	154,281	7,583
National Fuel Gas Co	29,923	2,200
NextEra Energy Inc	17,872	1,353
Otter Tail Corp	12,347	807
PG&E Corp *	508,445	6,203
PPL Corp	198,931	6,004
UGI Corp	6,618	283

		24,979
Total Common Stock
(Cost $752,539) ($ Thousands)		900,117

CASH EQUIVALENT — 4.5%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	42,881,816	42,882

Total Cash Equivalent
(Cost $42,882) ($ Thousands)		42,882

Total Investments in Securities — 99.3%
(Cost $795,421) ($ Thousands)		$942,999

SEI Institutional Investments Trust / Annual Report / May 31, 2022

A list of the open future contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	211	Jun-2022	$41,419	$43,585	$2,166

Percentages are based on a Net Assets of $949,390 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

Cl — Class
PLC — Public Limited Company
S&P — Standard & Poor's

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	900,117	–	–	900,117
Cash Equivalent	42,882	–	–	42,882
Total Investments in Securities	942,999	–	–	942,999

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	2,166	–	–	2,166
Total Other Financial Instruments	2,166	–	–	2,166

* Future contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$-	$260,005	$(217,123)	$-	$-	$42,882	42,881,816	$10	$-

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

U.S. Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.1%

Communication Services — 8.0%
Alphabet Inc, Cl A *	715	$1,627
Alphabet Inc, Cl C *	811	1,850
AT&T Inc	389,100	8,284
Comcast Corp, Cl A	131,440	5,820
EchoStar Corp, Cl A *	9,343	224
Electronic Arts Inc	13,357	1,852
Entravision Communications Corp, Cl A	3,550	19
Fox Corp	191,498	6,674
iHeartMedia Inc, Cl A *	5,467	64
IMAX Corp *	9,537	165
Interpublic Group of Cos Inc/The	14,631	472
Liberty Latin America Ltd, Cl A *	9,984	95
Nippon Telegraph & Telephone Corp ADR	140,100	4,297
Omnicom Group Inc	134,542	10,038
Scholastic Corp	7,707	289
SK Telecom Co Ltd ADR (A)	86,124	2,202
United States Cellular Corp *	711	22
Verizon Communications Inc	454,558	23,315
World Wrestling Entertainment Inc, Cl A	48,324	3,227

		70,536
Consumer Discretionary — 7.0%
Arko Corp	11,756	106
AutoZone Inc *	3,265	6,725
Canadian Tire Corp Ltd, Cl A	23,900	3,283
DR Horton Inc	41,800	3,141
eBay Inc	77,812	3,787
Gentex Corp	25,077	779
Grand Canyon Education Inc *	7,853	700
H&R Block Inc	148,743	5,242
Honda Motor Co Ltd ADR	112,200	2,794
Marriott International Inc/MD, Cl A	9,541	1,637
Mattel Inc *	1,054	26
Murphy USA Inc	23,900	5,954
ONE Group Hospitality *	10,544	95

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Service Corp International/US	104,467	$7,316
Standard Motor Products Inc	970	39
Sturm Ruger & Co Inc	51,400	3,490
Target Corp	68,100	11,024
Toyota Motor Corp ADR	23,600	3,926
Vail Resorts Inc	7,952	2,006

		62,070
Consumer Staples — 15.6%
Altria Group Inc	177,564	9,604
Andersons Inc/The	8,401	316
Archer-Daniels-Midland Co	33,400	3,033
Bunge Ltd	17,749	2,100
Calavo Growers Inc	1,505	51
Cal-Maine Foods Inc	8,413	402
Campbell Soup Co	47,161	2,260
Church & Dwight Co Inc	35,966	3,239
Clorox Co/The	17,347	2,522
Coca-Cola Co/The	62,230	3,944
Coca-Cola Consolidated Inc	567	320
Colgate-Palmolive Co	61,744	4,866
Conagra Brands Inc	232,004	7,631
Costco Wholesale Corp	5,564	2,594
Duckhorn Portfolio *	11,625	228
Energizer Holdings Inc	222	7
Flowers Foods Inc	122,273	3,375
Fresh Del Monte Produce Inc	9,000	230
General Mills Inc	141,077	9,854
Hershey Co/The	2,767	586
Hormel Foods Corp	67,362	3,278
Hostess Brands Inc, Cl A *	21,654	460
Ingles Markets Inc, Cl A	1,191	106
Ingredion Inc	32,800	3,106
Inter Parfums Inc	1,377	102
J & J Snack Foods Corp	3,019	387
J M Smucker Co/The	81,330	10,196
John B Sanfilippo & Son Inc	6,375	487
Kellogg Co	107,968	7,530
Keurig Dr Pepper Inc	48,538	1,686
Kimberly-Clark Corp	6,644	884
Kraft Heinz Co/The	166,500	6,299
Kroger Co/The	339,224	17,969
MGP Ingredients Inc	191	18
Mondelez International Inc, Cl A	9,428	599
Natural Grocers by Vitamin Cottage Inc	5,126	90
Nu Skin Enterprises Inc, Cl A	8,288	387
PepsiCo Inc	10,114	1,697
Pilgrim's Pride Corp *	53,400	1,779
PriceSmart Inc	5,594	440
Procter & Gamble Co/The	29,406	4,349
Reynolds Consumer Products Inc	12,783	348
Seaboard Corp	73	302
Simply Good Foods Co/The *	9,638	385

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SpartanNash Co	10,393	$358
Tootsie Roll Industries Inc	9,248	306
Turning Point Brands Inc	11,436	334
Tyson Foods Inc, Cl A	168,195	15,072
Universal Corp/VA	7,873	501
Utz Brands Inc	25,432	356
Vector Group Ltd	31,149	383
Village Super Market Inc, Cl A	1,661	39
WD-40 Co	2,156	407
Weis Markets Inc	5,762	424
Whole Earth Brands Inc *	45,890	314

		138,540
Energy — 2.2%
Arch Resources Inc	217	33
California Resources Corp	4,150	181
Cheniere Energy Inc	6,504	890
Chevron Corp	51,400	8,978
DT Midstream Inc	15,500	900
EOG Resources Inc	9,841	1,348
Exxon Mobil Corp	17,904	1,719
Frontline Ltd/Bermuda	21,292	206
HighPeak Energy	7,370	235
Kinder Morgan Inc	231,700	4,562
Marathon Oil Corp	14,776	464
SFL Corp Ltd	11,200	126

		19,642
Financials — 10.9%
Aflac Inc	226,200	13,701
Alerus Financial Corp	3,814	97
Allstate Corp/The	92,500	12,644
Amalgamated Financial Corp	6,800	148
Amerant Bancorp Inc, Cl A	2,748	81
American Financial Group Inc/OH	32,000	4,522
Annaly Capital Management Inc ‡	271,100	1,792
Argo Group International Holdings Ltd	6,429	272
Axis Capital Holdings Ltd	18,925	1,108
BancFirst Corp	2,519	229
Bank of New York Mellon Corp/The	155,100	7,229
Berkshire Hathaway Inc, Cl B *	34,363	10,858
Blue Ridge Bankshares	2,900	44
Business First Bancshares Inc	715	16
Byline Bancorp Inc	5,774	144
Canadian Imperial Bank of Commerce	88,200	4,852
Cboe Global Markets Inc	22,442	2,520
Chimera Investment Corp ‡	24,436	239
Citizens Financial Group Inc	43,777	1,812
City Holding Co	689	57
Columbia Financial Inc *	25,043	521
Community Bank System Inc	5,891	389
CVB Financial Corp	11,662	289
Donegal Group Inc, Cl A	6,900	112

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eastern Bankshares Inc	19,721	$384
Employers Holdings Inc	10,678	442
Equity Bancshares Inc, Cl A	5,315	173
Everest Re Group Ltd	14,000	3,955
Farmers National Banc Corp	4,900	76
First Bancshares Inc/The	4,700	141
First Financial Bankshares Inc	3,521	145
First Financial Corp/IN	6,753	304
GCM Grosvenor (A)	14,393	118
Greenlight Capital Re Ltd, Cl A *	12,000	94
Hanover Insurance Group Inc/The	6,010	881
HarborOne Bancorp Inc	9,460	135
Hartford Financial Services Group Inc/The	68,500	4,967
HomeTrust Bancshares Inc	557	15
Independent Bank Corp/MI	761	15
Intercontinental Exchange Inc	19,410	1,987
Invesco Mortgage Capital Inc	39,749	71
Kearny Financial Corp/MD	6,506	81
KKR Real Estate Finance Trust Inc	1,574	32
Loblaw Cos Ltd	76,100	7,021
Marsh & McLennan Cos Inc	19,582	3,132
MFA Financial	3,355	45
Midland States Bancorp Inc	5,808	156
Morningstar Inc	8,246	2,119
National Bank Holdings Corp, Cl A	6,358	259
New York Mortgage Trust Inc ‡	43,498	132
NI Holdings Inc *	997	17
OceanFirst Financial Corp	2,055	41
PCSB Financial Corp	6,917	136
Ready Capital Corp	10,728	157
Redwood Trust Inc ‡	3,408	35
Safety Insurance Group Inc	3,523	327
StepStone Group Inc, Cl A	392	11
Stewart Information Services Corp	3,391	188
TPG RE Finance Trust Inc	2,415	25
Univest Financial Corp	7,638	202
Virtu Financial Inc, Cl A	124,553	3,255
Waterstone Financial Inc	5,939	103
Zions Bancorp NA	26,612	1,518

		96,571
Health Care — 19.5%
Abbott Laboratories	5,893	692
AbbVie Inc	77,575	11,432
AdaptHealth Corp, Cl A *	5,886	106
Agilent Technologies Inc	3,004	383
Alkermes PLC *	9,874	295
Alpine Immune Sciences *	8,700	81
Amgen Inc	44,700	11,476
AnaptysBio Inc *	958	18
Anika Therapeutics Inc *	4,100	89
Becton Dickinson and Co	2,914	745
Biogen Inc *	6,034	1,207

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bio-Rad Laboratories Inc, Cl A *	271	$146
Bio-Techne Corp	1,843	681
Bristol-Myers Squibb Co	269,900	20,364
Catalyst Pharmaceuticals Inc *	42,542	306
Cerner Corp	41,666	3,952
Cigna Corp	123	33
Citius Pharmaceuticals Inc *(A)	73,956	70
Computer Programs and Systems Inc *	1,995	64
CONMED Corp	200	23
CVS Health Corp	133,016	12,869
Danaher Corp	2,027	535
Eagle Pharmaceuticals Inc/DE *	7,539	352
Exelixis Inc *	45,485	834
Gilead Sciences Inc	254,872	16,529
Harvard Bioscience Inc *	3,095	11
HealthStream Inc *	9,393	191
Henry Schein Inc *	3,955	339
Horizon Therapeutics PLC *	13,071	1,172
iRadimed Corp	7,951	260
Ironwood Pharmaceuticals Inc, Cl A *	23,338	263
iTeos Therapeutics Inc *	7,935	139
Johnson & Johnson	82,293	14,774
Masimo Corp *	5,469	768
McKesson Corp	29,100	9,565
Merck & Co Inc	258,902	23,827
Mesa Laboratories Inc	896	187
Mettler-Toledo International Inc *	816	1,049
Myriad Genetics Inc *	762	15
Natus Medical Inc *	3,574	117
Omnicell Inc *	8	1
Organogenesis Holdings Inc, Cl A *	13,263	74
Organon & Co	28,260	1,073
Orthofix Medical Inc *	707	19
Pacira BioSciences Inc *	4,409	279
Patterson Cos Inc	9,336	295
PerkinElmer Inc	2,198	329
Pfizer Inc	316,295	16,776
Premier Inc, Cl A	101,208	3,786
Prestige Consumer Healthcare Inc *	2,830	158
QIAGEN NV *	24,998	1,149
Quest Diagnostics Inc	28,100	3,963
Sharps Compliance Corp *	7,572	33
SIGA Technologies Inc	28,270	309
Thermo Fisher Scientific Inc	2,223	1,262
UFP Technologies Inc *	2,300	176
United Therapeutics Corp *	8,040	1,852
USANA Health Sciences Inc *	6,006	422
Viatris Inc, Cl W *	265,200	3,254
Viemed Healthcare Inc *	22,935	132
West Pharmaceutical Services Inc	6,423	1,994
XBiotech Inc	8,163	45

		173,340

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industrials — 8.4%
3M Co	24,485	$3,655
Allison Transmission Holdings Inc, Cl A	167,983	6,721
AMERCO	3,303	1,618
Barrett Business Services Inc	769	58
Booz Allen Hamilton Holding Corp, Cl A	10,622	912
Brink's Co/The	2,503	152
BWX Technologies Inc	9,019	462
CBIZ Inc *	9,707	398
CH Robinson Worldwide Inc	33,750	3,662
Cummins Inc	28,900	6,043
Ennis Inc	7,500	136
Expeditors International of Washington Inc	33,508	3,647
Exponent Inc	346	31
Franklin Covey Co *	2,226	85
FTI Consulting Inc *	18,253	3,067
General Dynamics Corp	18,345	4,126
Heidrick & Struggles International Inc	7,686	266
Huntington Ingalls Industries Inc	6,563	1,381
JB Hunt Transport Services Inc	651	112
Kforce Inc	3,699	243
Korn Ferry	23	1
Landstar System Inc	4,232	641
Lockheed Martin Corp	13,210	5,814
ManpowerGroup Inc	15,124	1,355
Matson Inc	10	1
National Presto Industries Inc	5,746	388
Northrop Grumman Corp	22,820	10,679
Otis Worldwide Corp	12,616	939
Republic Services Inc, Cl A	13,700	1,834
Resources Connection Inc	12,300	227
Robert Half International Inc	24,082	2,171
Schneider National Inc, Cl B	149,700	3,614
Snap-on Inc	23,500	5,214
Steelcase Inc, Cl A	13,239	162
Toro Co/The	14,881	1,228
TrueBlue Inc *	865	19
Vectrus Inc *	5,333	191
Werner Enterprises Inc	73,986	3,002
Willis Lease Finance Corp *	1,300	49

		74,304
Information Technology — 16.0%
A10 Networks Inc	20,438	315
Adobe Inc *	500	208
Amdocs Ltd	242,667	21,085
Arrow Electronics Inc *	27,800	3,354
Autodesk Inc *	3,665	761
Automatic Data Processing Inc	8,427	1,879
Aviat Networks Inc *	6,050	177
Avnet Inc	73,800	3,576
Black Knight Inc *	218	15
Box Inc, Cl A *	3,064	80

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Broadridge Financial Solutions Inc	10,570	$1,546
Cadence Design Systems Inc *	11,036	1,697
Canon Inc ADR (A)	94,900	2,410
CDK Global Inc	501	27
Cisco Systems Inc	300,800	13,551
CommVault Systems Inc *	1,598	98
CSG Systems International Inc	107,885	6,709
Datto Holding Corp *	7,708	271
Dell Technologies Inc, Cl C	38,100	1,903
GoDaddy Inc, Cl A *	14,236	1,068
Guidewire Software Inc *	6,577	526
Hackett Group Inc/The	10,537	216
Hewlett Packard Enterprise Co	321,700	5,018
Intel Corp	371,200	16,489
InterDigital Inc	6,961	455
International Business Machines Corp	115,600	16,050
Intuit Inc	3,055	1,266
Jack Henry & Associates Inc	1,765	332
Jamf Holding Corp *	4,930	127
Juniper Networks Inc	7,280	223
Microsoft Corp	7,635	2,076
NetApp Inc	7,024	505
Oracle Corp	255,252	18,358
OSI Systems Inc *	5,937	498
Progress Software Corp	8,536	412
QUALCOMM Inc	5,570	798
Rackspace Technology Inc *	13,018	120
Sapiens International Corp NV	14,450	366
Seagate Technology Holdings PLC	73,100	6,189
SPS Commerce Inc *	960	103
SS&C Technologies Holdings Inc	48,993	3,135
Synopsys Inc *	6,079	1,940
Western Union Co/The	358,500	6,503
Xperi Holding Corp	2,276	38

		142,473
Materials — 3.6%
Balchem Corp	1,312	163
Berry Global Group Inc *	81,208	4,737
International Paper Co	67,900	3,290
NewMarket Corp	20,792	6,851
Packaging Corp of America	36,600	5,757
Sealed Air Corp	40,100	2,493
Silgan Holdings Inc	199,654	8,747

		32,038
Real Estate — 2.3%
Acadia Realty Trust ‡	7,310	144
Agree Realty Corp ‡	3,282	228
Alexander & Baldwin Inc ‡	1,101	23
Alexander's Inc ‡	111	27
Brandywine Realty Trust ‡	270,500	3,016
Broadstone Net Lease Inc, Cl A ‡	15,712	332

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BRT Apartments Corp ‡	2,700	$62
City Office REIT Inc ‡	8,833	123
Douglas Elliman Inc	11,008	63
Easterly Government Properties Inc, Cl A ‡	4,956	97
Equity Commonwealth *‡	354	10
Extra Space Storage Inc ‡	1,839	328
Forestar Group Inc *	990	16
Iron Mountain Inc ‡	160,400	8,646
Jones Lang LaSalle Inc *	7,721	1,524
National Storage Affiliates Trust ‡	4,318	227
Postal Realty Trust Inc, Cl A ‡	31,782	505
Public Storage ‡	11,726	3,877
Retail Opportunity Investments Corp ‡	10,175	184
RMR Group Inc/The, Cl A	9,569	287
RPT Realty ‡	8,054	98
SITE Centers Corp ‡	7,839	123
Urstadt Biddle Properties Inc, Cl A ‡	6,778	119

		20,059
Utilities — 4.6%
American States Water Co	6,278	498
Artesian Resources Corp, Cl A	1,991	98
Avista Corp	4,687	204
Black Hills Corp	5,237	401
California Water Service Group	7	—
Chesapeake Utilities Corp	3,867	517
Consolidated Edison Inc	9,256	919
DTE Energy Co	24,800	3,291
Entergy Corp	33,400	4,019
Evergy Inc	182,500	12,764
Hawaiian Electric Industries Inc	33,624	1,452
MGE Energy Inc	1,899	151
National Fuel Gas Co	99,000	7,279
New Jersey Resources Corp	706	32
Northwest Natural Holding Co	4,390	238
NorthWestern Corp	2,420	148
Portland General Electric Co	97,204	4,787
Pure Cycle Corp *	4,903	55
SJW Group	3,662	226
Spire Inc	5,323	417
UGI Corp	79,500	3,398
Unitil Corp	5,147	298

		41,192
Total Common Stock
(Cost $665,166) ($ Thousands)		870,765

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

U.S. Managed Volatility Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P.
0.760% **†(B)	3,230,529	$3,225

Total Affiliated Partnership
(Cost $3,231) ($ Thousands)		3,225

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	8,509,355	$8,509

Total Cash Equivalent
(Cost $8,509) ($ Thousands)		8,509

Total Investments in Securities — 99.5%
(Cost $676,906) ($ Thousands)		$882,499

A list of the open futures contracts held at May 31, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
S&P 500 Index E-MINI	38	Jun-2022	$7,964	$7,849	$(115)

Percentages are based on Net Assets of $887,170 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $3,128 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $3,225 ($ Thousands).

Cl — Class
L.P. — Limited Partnership
Ltd. — Limited

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	870,765	–	–	870,765
Affiliated Partnership	–	3,225	–	3,225
Cash Equivalent	8,509	–	–	8,509
Total Investments in Securities	879,274	3,225	–	882,499

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(115)	–	–	(115)
Total Other Financial Instruments	(115)	–	–	(115)

*	Futures contracts are valued at the unrealized depreciation on the instruments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$32,350	$131,744	$(160,863)	$1	$(7)	$3,225	3,230,528	$51	$—
SEI Daily Income Trust, Government Fund, Cl F	20,511	282,359	(294,361)	—	—	$8,509	8,509,355	10	—
Totals	$52,861	$414,103	$(455,224)	$1	$(7)	$11,734		$61	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Global Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.9%
Australia — 0.4%
AGL Energy Ltd (A)	620,500	$3,899
Coles Group Ltd	33,951	427
National Australia Bank	17,958	403
Orica Ltd	48,972	569
Rio Tinto Ltd	42,748	3,510
Sonic Healthcare Ltd	773	20
South32 Ltd	386,485	1,386
		10,214

Austria — 0.0%
Oberbank AG	175	18
Telekom Austria AG, Cl A *	38,558	270
voestalpine AG	22,578	660
		948

Belgium — 0.6%
Ageas SA/NV	111,600	5,606
Etablissements Franz Colruyt NV	83,252	2,697
KBC Group NV	50,938	3,170
Solvay SA	39,793	3,883
		15,356

Brazil — 0.2%
Yara International ASA	68,520	3,539
Canada — 5.3%
Alimentation Couche-Tard	102,800	4,671
Atco Ltd/Canada, Cl I	1,600	58
Bank of Montreal	52,300	5,689
Bank of Nova Scotia/The	106,000	7,189
BCE Inc (A)	125,530	6,835
Canadian Imperial Bank of Commerce	202,800	11,156
Canadian Tire Corp Ltd, Cl A	71,000	9,755
Canadian Utilities Ltd, Cl A (A)	85,500	2,713
Cogeco Communications Inc	58,200	4,843
Emera Inc	115,400	5,736
Empire Co Ltd, Cl A	61,800	2,025

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fortis Inc/Canada (A)	69,100	$3,485
George Weston Ltd	85,514	10,495
Great-West Lifeco Inc (A)	172,100	4,723
Hydro One Ltd	44,400	1,238
Loblaw Cos Ltd	293,151	27,045
Metro Inc/CN, Cl A	99,000	5,468
Power Corp of Canada	210,100	6,068
Quebecor Inc, Cl B	197,400	4,479
TMX Group Ltd	10,200	1,110
Toronto-Dominion Bank/The	63,800	4,876
		129,657

China — 0.4%
BOC Hong Kong Holdings Ltd	1,801,500	6,923
CITIC Telecom International Holdings Ltd	872,000	296
Fountain SET Holdings Ltd	174,279	24
Kerry Logistics Network Ltd	48,965	112
Wilmar International Ltd	657,500	2,000
		9,355

Denmark — 1.2%
AP Moller - Maersk A/S, Cl B	2,022	5,887
Carlsberg AS, Cl B	84,180	10,693
Coloplast A/S, Cl B	23,180	2,751
Danske Bank A/S	99,869	1,631
Novo Nordisk A/S, Cl B	76,151	8,418
Novozymes A/S, Cl B	20	1
Spar Nord Bank *	24,270	280
Sparekassen Sjaelland-Fyn A/S	3,408	84
		29,745

Finland — 0.5%
Aspo Oyj	27	–
Elisa Oyj, Cl A	54,643	3,085
Kemira	7,420	101
Nordea Bank Abp	13,387	136
Orion Oyj, Cl B	118,311	4,842
TietoEVRY Oyj	147,700	3,721
		11,885

France — 2.3%
ABC arbitrage	7,493	58
Air Liquide SA	270	47
Boiron SA	56	3
Bureau Veritas SA	4,363	126
Carrefour SA	336,602	6,862
Dassault Systemes SE	1,247	52
Euroapi SA *	5,943	86
Fountaine Pajot SA	344	39
Ipsen SA	25,329	2,529
La Francaise des Jeux SAEM	18,567	675
Orange SA (A)	786,964	9,820
Pernod Ricard SA	12,763	2,495
Sanofi (A)	201,620	21,464

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Societe BIC SA (A)	77,200	$4,400
Stef	149	14
Technip Energies	7,668	99
TotalEnergies SE	133,400	7,944
		56,713

Germany — 1.7%
Allianz SE	16,900	3,531
Bayerische Motoren Werke AG	45,600	3,939
Deutsche Telekom AG	615,200	12,603
E.ON SE	814,800	8,278
Freenet AG	266,100	6,927
Henkel AG & Co KGaA	59,031	3,968
McKesson Europe AG	1,563	38
Merck KGaA	15,491	2,904
Siltronic AG	1,716	166
Uniper SE	208	5
		42,359

Hong Kong — 1.6%
Bank of East Asia Ltd/The	16,792	24
Chinney Investments Ltd	88,000	17
CK Infrastructure Holdings Ltd	134,500	901
CLP Holdings Ltd	716,680	7,148
Dah Sing Banking Group Ltd	58,680	51
HK Electric Investments & HK Electric Investments Ltd	4,082,521	3,908
HKT Trust & HKT Ltd	2,899,000	3,991
Hong Kong & China Gas Co Ltd	1,320,000	1,494
Jardine Matheson Holdings Ltd	20,900	1,213
Link ‡	400,900	3,631
MTR Corp Ltd	320,500	1,730
New World Development	163,000	621
PCCW Ltd	3,158,000	1,723
Plover Bay Technologies Ltd	80,000	31
Power Assets Holdings Ltd	1,244,000	8,126
Prosperity ‡	266,000	91
Regal Hotels International Holdings Ltd	46,000	18
SmarTone Telecommunications Holdings Ltd	153,344	81
Sun Hung Kai Properties Ltd	300,000	3,667
Transport International Holdings Ltd	13,200	21
VTech Holdings Ltd	62,233	465
WH Group Ltd	1,374,500	1,055
Yue Yuen Industrial Holdings Ltd	22	–
		40,007

Ireland — 0.2%
Kerry Group PLC, Cl A	50,570	5,222
Israel — 1.5%
Bank Hapoalim BM	234,355	2,162
Bank Leumi Le-Israel BM	694,863	6,884
Bezeq The Israeli Telecommunication Corp Ltd	538,491	829

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Check Point Software Technologies Ltd *	148,785	$18,610
FIBI Holdings Ltd	1,760	74
ICL Group Ltd	114,381	1,271
Isracard Ltd	1	–
Israel Discount Bank Ltd, Cl A	23,713	134
Neto ME Holdings Ltd	1,148	68
Radware Ltd *	59,034	1,424
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	14,424	1,109
Retailors Ltd	1,002	22
Shufersal Ltd	278,485	2,049
Silicom Ltd *	1,294	48
Strauss Group Ltd	34,839	912
		35,596

Italy — 1.5%
A2A SpA	3,102,200	5,192
ACEA SpA	12,421	225
Assicurazioni Generali SpA	11,038	200
Eni SpA	1,411,010	21,461
Hera SpA	1,694,079	6,288
Iren SpA	795,339	2,067
Italgas SpA	263,377	1,696
Orsero SpA	4,664	61
Recordati Industria Chimica e Farmaceutica SpA	9,376	419
		37,609

Japan — 8.3%
Achilles Corp	2,300	24
Ahjikan Co Ltd	5,308	35
Akita Bank Ltd	5,600	66
Aozora Bank Ltd	85,300	1,761
Araya Industrial Co Ltd	3,800	44
Arcs Co Ltd	32,800	493
Asante Inc	2,600	30
Atsugi Co Ltd	8,850	36
Bank of Saga Ltd/The	2,600	28
Belc Co Ltd	4,500	183
Bridgestone Corp	135,100	5,338
Calbee Inc	18,100	335
Canon Inc	308,500	7,775
Cawachi Ltd	20,900	331
C'BON COSMETICS Co Ltd	3,200	44
Choushimaru Co Ltd	7,894	68
CI Takiron	16,400	67
Computer Engineering & Consulting	14,200	135
Create Medic Co Ltd	2,784	22
Dai Nippon Toryo	4,300	25
Daihatsu Diesel Manufacturing Co Ltd	6,400	23
Daiohs Corp	2,700	22
Doshisha Co Ltd	6,100	73
DyDo Group Holdings Inc	3,596	135

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Earth Corp	12,000	$479
Ebara Foods Industry Inc	1,600	37
Ehime Bank Ltd	3,400	21
ENEOS Holdings Inc	1,100,600	4,459
ESTELLE Holdings Co Ltd	6,000	30
Feed One Co Ltd	5,900	30
FJ Next	5,000	41
Fujicco Co Ltd	11,100	163
Fukuda Denshi Co Ltd	400	23
Fukuoka REIT Corp ‡	21	27
Gakken Holdings Co Ltd	5,400	36
Gakkyusha	3,000	37
Global One Real Estate Investment ‡	279	239
Heiwado Co Ltd	15,800	231
Hitachi Ltd	525	27
Hitachi Metals Ltd	148,400	2,387
Hokkan Holdings	5,800	56
Hokuto Corp	24,700	366
Honda Motor Co Ltd	233,100	5,775
Hulic Reit Inc ‡	116	146
Hyakujushi Bank Ltd	4,000	54
ITOCHU Corp	126,500	3,633
Itochu Enex Co Ltd	13,400	109
Itochu-Shokuhin Co Ltd	953	35
Japan Post Insurance Co Ltd	99,500	1,644
Japan Tobacco Inc	806,200	14,668
JFE Systems	1,400	24
J-Oil Mills Inc	1,400	17
JSP	4,200	46
Kaken Pharmaceutical Co Ltd	29,400	823
Kato Sangyo Co Ltd	12,700	310
KDDI Corp	648,900	22,628
Keiyo Bank Ltd	31,400	111
Kenedix Retail REIT Corp ‡	59	128
KFC Holdings Japan Ltd	9,300	202
Kinden Corp	267,500	3,088
Kitano Construction Corp	1,300	22
Kohnan Shoji Co Ltd	138,458	3,939
Komeri Co Ltd	9,800	210
K's Holdings Corp	404,800	4,053
Kyokuyo Co Ltd	14,100	365
KYORIN Holdings Inc	24,100	312
Lawson Inc	76,500	2,712
Maezawa Kasei Industries	2,400	24
Marimo Regional Revitalization ‡	33	36
Marubeni Corp	152,600	1,606
McDonald's Holdings Co Japan Ltd	31,200	1,215
MEIJI Holdings Co Ltd	10,300	508
Ministop Co Ltd	4,200	46
Miroku Jyoho Service Co Ltd	9,400	91
Mitsubishi Shokuhin Co Ltd	7,400	179
Miyazaki Bank	1,500	24

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Miyoshi Oil & Fat Co Ltd	10,118	$82
Mizuho Financial Group Inc	769,640	9,088
Mochida Pharmaceutical Co Ltd	10,800	260
Morozoff Ltd	1,222	31
MS&AD Insurance Group Holdings Inc	16,100	512
Nanto Bank	3,700	55
NEC Capital Solutions	1,700	26
Nichirin Co Ltd	4,100	49
Nihon Chouzai Co Ltd	11,100	106
Nihon Kohden Corp	3,500	83
Nippn Corp	160,100	1,944
Nippon Electric Glass Co Ltd	177,000	3,755
NIPPON EXPRESS HOLDINGS INC	54,300	3,145
NIPPON Investment Corp ‡	33	98
Nippon Signal	4,100	29
Nippon Telegraph & Telephone Corp	876,300	26,641
Nisshin Oillio Group Ltd/The	1,449	33
Nissin Foods Holdings Co Ltd	19,200	1,257
Nissui Pharmaceutical Co Ltd	11,900	91
NSD CO	1,500	27
Oita Bank	1,700	23
Okinawa Cellular Telephone Co	5,411	216
Okinawa Electric Power Co Inc/The	7,500	68
Ooedo Onsen Reit Investment ‡	230	126
Oracle Corp Japan	10,254	623
Osaki Electric	7,300	29
Otsuka Holdings Co Ltd	28,000	933
OUG Holdings Inc	2,682	58
Ozu Corp	2,400	36
Plenus Co Ltd	8,100	123
Rengo Co Ltd	543,000	2,929
San ju San Financial Group	3,400	36
San-A Co Ltd, Cl A	3,000	92
Sankei Real Estate ‡	394	299
Sankyo Co Ltd	16,700	556
Senko Group Holdings Co Ltd	429,100	2,812
Shikoku Bank	9,800	61
Shinmaywa Industries	22,700	171
Showa Sangyo Co Ltd	13,700	255
SKY Perfect JSAT Holdings Inc	652,000	2,357
SoftBank Corp	1,654,800	19,038
Sojitz Corp	449,600	7,126
Sompo Holdings Inc	21,600	982
SOSiLA Logistics ‡	28	33
SRA Holdings	8,100	177
ST Corp	5,400	61
Sugi Holdings Co Ltd	11,600	488
Sumitomo Corp	19,700	283
Sundrug Co Ltd	46,600	1,011
Takamatsu Construction Group Co Ltd	3,300	53
Takasago International	1,300	23
Teijin Ltd	537,800	5,539

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tenpos Holdings Co Ltd	1,300	$23
TIS Inc	3,700	97
Toho Holdings Co Ltd	1,911	29
TOKAI Holdings	19,900	136
Tokyo Gas Co Ltd	66,000	1,288
Tosoh Corp	47,200	688
Toyo Kanetsu	1,600	34
Trend Micro Inc/Japan	106,700	6,279
Unicafe Inc	9,700	70
Unicharm Corp	35,800	1,231
United Super Markets Holdings Inc	70,300	573
Valor Holdings Co Ltd	15,500	224
Vital KSK Holdings Inc	19,700	107
Wowow Inc	6,276	74
XYMAX REIT Investment Corp ‡	100	100
Yakult Honsha	16,800	926
Yamaguchi Financial Group Inc	365,000	2,040
Yamanashi Chuo Bank	3,100	28
Yaoko Co Ltd	10,000	501
Zaoh Co Ltd	2,000	31
ZOZO Inc	7,800	166
		203,139

Netherlands — 2.0%
ASR Nederland NV	149,500	6,807
Heineken Holding NV	3,172	251
Heineken NV	16,774	1,686
ING Groep NV	991	11
JDE Peet's	15,981	467
Koninklijke Ahold Delhaize NV	822,680	22,654
Koninklijke KPN NV	669,276	2,433
NN Group NV	126,500	6,275
Randstad NV	19,931	1,122
Shell PLC	116,238	3,480
Wolters Kluwer NV	47,039	4,643
		49,829

New Zealand — 0.2%
Auckland International Airport Ltd *	74,632	363
Chorus Ltd	43,878	204
Freightways Ltd	13,613	98
Heartland Group Holdings Ltd	21,087	29
Investore Property Ltd ‡	188	–
Mercury NZ Ltd	44,313	159
Meridian Energy Ltd	66,800	204
Spark New Zealand Ltd	1,214,249	3,841
Vector Ltd	8,778	24
		4,922

Nigeria — 0.0%
Savannah Energy PLC *	390,232	188
Norway — 0.9%
AF Gruppen ASA	582	10
DNB Bank ASA	42,484	859

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Equinor ASA (A)	233,938	$8,974
Kongsberg Gruppen ASA	14,885	529
Orkla ASA	778,028	6,101
Sparebank 1 Oestlandet	13,675	198
SpareBank 1 Sorost-Norge	1,460	9
SpareBank 1 SR-Bank ASA	47,123	600
Sparebanken More	280	2
Sparebanken Vest	6,233	66
Telenor ASA	346,546	4,776
Veidekke ASA	7,635	81
		22,205

Portugal — 0.4%
Corticeira Amorim SGPS	12,064	136
Jeronimo Martins SGPS SA	313,470	6,404
Navigator Co SA/The	200,146	892
NOS SGPS SA	83,857	356
REN - Redes Energeticas Nacionais SGPS SA	322,305	996
		8,784

Singapore — 1.3%
Bukit Sembawang Estates Ltd	9,700	36
DBS Group Holdings Ltd	184,000	4,153
Great Eastern Holdings Ltd	4,800	70
Hour Glass Ltd/The	2,599	4
Jardine Cycle & Carriage Ltd	3,400	73
Oversea-Chinese Banking Corp Ltd	704,300	6,078
Raffles Medical Group Ltd	9,400	8
Sheng Siong Group Ltd	1,456,233	1,625
Singapore Technologies Engineering Ltd	1,307,700	3,920
Singapore Telecommunications	266,600	504
United Overseas Bank Ltd	767,200	16,515
		32,986

Spain — 0.6%
Banco Bilbao Vizcaya Argentaria SA	327,218	1,780
Banco Santander SA	131,628	425
Cia de Distribucion Integral Logista Holdings SA	40,168	775
Enagas SA	179,708	4,103
Endesa SA	232,400	5,136
Financiera Alba	2,011	121
Red Electrica Corp SA	74,630	1,542
		13,882

Sweden — 0.7%
Axfood AB	234,971	6,886
B3 Consulting Group	2,497	28
Essity AB, Cl B	122,743	3,214
Investor, Cl A	543	11
Svenska Handelsbanken AB, Cl A	492,100	4,833
Swedish Orphan Biovitrum AB *	44,226	923
		15,895

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Switzerland — 3.9%
Allreal Holding AG	5,764	$1,055
Barry Callebaut AG	76	167
Basellandschaftliche Kantonalbank	120	114
Berner Kantonalbank AG	1,806	394
BKW AG	5,985	682
Chocoladefabriken Lindt & Spruengli AG	82	825
Crealogix Holding AG	301	21
Emmi AG	1,669	1,581
Graubuendner Kantonalbank	37	64
Helvetia Holding AG	24,300	2,994
Huber + Suhner	764	66
Intershop Holding AG	458	319
Investis Holding SA	813	90
Kuehne + Nagel International AG	4,654	1,227
Luzerner Kantonalbank AG	1,005	430
Novartis AG	239,797	21,730
Orior AG	1,137	97
PSP Swiss Property AG	41,164	4,904
Roche Holding AG	51,610	17,751
Sonova Holding AG	15,045	5,321
St. Galler Kantonalbank	1,500	701
Swiss Life Holding AG	10,100	5,721
Swiss Prime Site AG	3,093	311
Swisscom AG	36,625	21,657
TX Group AG	944	124
UBS Group AG	395,700	7,449
Valiant Holding AG	7,326	670
Walliser Kantonalbank	462	55
Zug Estates Holding, Cl B	32	68
		96,588

United Kingdom — 4.9%
3i Group PLC	241,600	3,865
Accenture PLC, Cl A	7,839	2,340
Aferian PLC	28,544	49
Alliance Pharma PLC	106,600	151
Aon PLC, Cl A	14,117	3,892
Auto Trader Group PLC	1,874	14
BAE Systems PLC	786,900	7,497
Big Yellow Group PLC ‡	9,563	162
British American Tobacco PLC	259,000	11,431
Bunzl PLC	13,787	481
CK Hutchison Holdings Ltd	449,500	3,191
Ferguson PLC	38,983	4,683
Genus PLC	10,697	372
GSK PLC	1,254,351	27,390
Howden Joinery Group PLC	9,094	78
Impact Healthcare PLC ‡	54,737	82
Imperial Brands PLC	610,479	13,776
J Sainsbury PLC	709,600	2,043
Liberty Global PLC *	93,728	2,382
Liberty Global PLC, Cl A *	51,078	1,242

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Linde PLC	9,725	$3,158
M&G PLC	385,354	1,050
Odfjell Technology *	214	1
Polar Capital Holdings	24,065	185
Reckitt Benckiser Group PLC	29,919	2,314
RELX PLC	112,696	3,233
Sage Group PLC/The	469,474	3,885
Tesco PLC	1,925,811	6,286
Unilever PLC	323,269	15,584
Victrex	2,816	62
		120,879

United States — 57.3%
Communication Services — 4.3%
Alphabet Inc, Cl A *	4,608	10,484
Alphabet Inc, Cl C *	1,556	3,549
AT&T Inc	912,904	19,436
Comcast Corp, Cl A	207,160	9,173
Fox Corp	196,286	6,696
Liberty Media Corp-Liberty Formula One, Cl C *	14,027	874
Liberty Media Corp-Liberty SiriusXM, Cl C *	13,915	572
Lumen Technologies Inc	241,040	2,950
Omnicom Group Inc	67,566	5,041
Scholastic Corp	19,871	746
Verizon Communications Inc	888,815	45,587
Warner Bros Discovery Inc *	448	8
Yelp Inc, Cl A *	8,540	251
		105,367
Consumer Discretionary — 2.8%
Advance Auto Parts Inc	43,700	8,297
AutoZone Inc *	10,739	22,119
Domino's Pizza Inc	16,830	6,112
DR Horton Inc	49,100	3,690
eBay Inc	76,000	3,699
Ford Motor Co	233,500	3,194
General Motors Co *	76,100	2,944
O'Reilly Automotive Inc *	374	238
Service Corp International/US	23,465	1,643
Target Corp	64,300	10,409
Whirlpool Corp	31,400	5,785
		68,130
Consumer Staples — 11.7%
Altria Group Inc	155,668	8,420
Archer-Daniels-Midland Co	118,527	10,764
Campbell Soup Co	11,400	546
Casey's General Stores Inc	16,463	3,450
Church & Dwight Co Inc	130,122	11,719
Clorox Co/The	43,870	6,377
Coca-Cola Co/The	89,020	5,642
Colgate-Palmolive Co	110,073	8,675
Conagra Brands Inc	294,784	9,695
Costco Wholesale Corp	28,712	13,386

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Flowers Foods Inc	169,975	$4,691
General Mills Inc	313,955	21,930
Hershey Co/The	47,373	10,029
Hormel Foods Corp	1,459	71
Ingredion Inc	49,600	4,697
J M Smucker Co/The	101,461	12,720
John B Sanfilippo & Son Inc	7,560	577
Kellogg Co	323,287	22,546
Kimberly-Clark Corp	90,755	12,072
Kraft Heinz Co/The	234,900	8,886
Kroger Co/The	450,046	23,839
McCormick & Co Inc/MD	5,352	496
Molson Coors Beverage Co, Cl B	118,300	6,606
Mondelez International Inc, Cl A	107,362	6,824
Nestle SA	56,227	6,863
PepsiCo Inc	41,414	6,947
Philip Morris International Inc	71,716	7,620
Procter & Gamble Co/The	100,687	14,890
Tyson Foods Inc, Cl A	195,970	17,561
USANA Health Sciences Inc *	10,958	771
Walgreens Boots Alliance Inc	139,413	6,111
Walmart Inc	86,921	11,181
		286,602
Energy — 0.8%
Chevron Corp	58,800	10,270
Diversified Energy PLC	50,924	79
DT Midstream Inc	28,882	1,678
EOG Resources Inc	2,635	361
Exxon Mobil Corp	12,050	1,157
HF Sinclair Corp	122,668	6,023
		19,568
Financials — 5.1%
Aflac Inc	173,000	10,479
Allstate Corp/The	197,600	27,010
American Financial Group Inc/OH	26,600	3,758
Annaly Capital Management Inc ‡	540,500	3,573
Arthur J Gallagher & Co	14,149	2,291
Bank of New York Mellon Corp/The	186,200	8,679
Berkshire Hathaway, Cl A *	6	2,844
Berkshire Hathaway Inc, Cl B *	58,227	18,399
Brown & Brown Inc	42,799	2,541
Cboe Global Markets Inc	50,546	5,677
Claros Mortgage Trust	2,888	58
CME Group Inc, Cl A	20,680	4,112
Everest Re Group Ltd	29,820	8,424
Fidus Investment Corp	485	10
Franklin BSP Realty Trust	13,260	205
Hartford Financial Services Group Inc/The	126,900	9,201
Intercontinental Exchange Inc	65,426	6,699
Marsh & McLennan Cos Inc	42,564	6,808
Nelnet Inc, Cl A	1,651	140
New Mountain Finance Corp	1,132	15

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Oaktree Specialty Lending Corp	266	$2
Provident Financial Holdings Inc (A)	2,655	39
Sixth Street Specialty Lending Inc	607	12
SLR Investment Corp	94	1
Stellus Capital Investment Corp	100	1
Travelers Cos Inc/The	13,169	2,358
Waterstone Financial Inc	65,867	1,139
		124,475
Health Care — 11.1%
AbbVie Inc	78,581	11,581
Amgen Inc	74,869	19,222
Bio-Rad Laboratories Inc, Cl A *	8,465	4,552
Bristol-Myers Squibb Co	314,600	23,737
Cerner Corp	114,348	10,846
Chemed Corp	13,555	6,566
CVS Health Corp	168,822	16,334
Embecta *	201	5
Gilead Sciences Inc	392,101	25,428
HCA Healthcare Inc	4,029	848
HealthStream Inc *	3,215	66
Henry Schein Inc *	57,801	4,950
Hologic Inc *	4,547	342
Johnson & Johnson	202,782	36,405
Masimo Corp *	3,348	470
McKesson Corp	21,943	7,212
Merck & Co Inc	321,476	29,585
Mettler-Toledo International Inc *	4,462	5,739
Molina Healthcare Inc *	6,186	1,795
National HealthCare Corp	12,155	854
Organon & Co	30,990	1,176
Pfizer Inc	678,704	35,998
Prestige Consumer Healthcare Inc *	28,250	1,577
QIAGEN NV *	4,785	219
Quest Diagnostics Inc	57,600	8,123
Regeneron Pharmaceuticals Inc *	10,885	7,236
Royalty Pharma PLC, Cl A	70,702	2,909
Taro Pharmaceutical Industries Ltd *	7,891	289
United Therapeutics Corp *	2,970	684
Vertex Pharmaceuticals Inc *	9,214	2,475
Waters Corp *	13,897	4,558
West Pharmaceutical Services Inc	3,524	1,094
		272,875
Industrials — 4.7%
3M Co	31,275	4,669
A O Smith Corp	24,216	1,456
Allison Transmission Holdings Inc, Cl A	162,700	6,510
AMERCO	8,629	4,228
CACI International Inc, Cl A *	17,100	4,794
CH Robinson Worldwide Inc	73,875	8,016
Crane Holdings Co	395	38
Cummins Inc	29,300	6,127
Expeditors International of Washington Inc	96,739	10,529

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
General Dynamics Corp	36,010	$8,099
Graco Inc	13,536	857
Knight-Swift Transportation Holdings Inc, Cl A	28,156	1,370
Lockheed Martin Corp	40,105	17,651
Northrop Grumman Corp	49,455	23,143
Robert Half International Inc	76,577	6,903
Signify NV	78,500	3,127
Waste Management Inc	8,646	1,370
Watsco Inc	618	158
Werner Enterprises Inc	182,200	7,392
		116,437
Information Technology — 9.9%
Amdocs Ltd	308,698	26,823
Apple Inc	46,505	6,922
Arista Networks Inc *	33,032	3,378
Arrow Electronics Inc *	7,898	953
Broadcom Inc	3,361	1,950
Cadence Design Systems Inc *	9,033	1,389
Ciena Corp *	47,952	2,437
Cisco Systems Inc	565,095	25,457
Cognizant Technology Solutions Corp, Cl A	56,500	4,220
CommVault Systems Inc *	50,270	3,067
CSG Systems International Inc	46,100	2,867
Dell Technologies Inc, Cl C	177,424	8,861
Dolby Laboratories Inc, Cl A	10,085	783
Fair Isaac Corp *	1,627	666
Fortinet Inc *	14,007	4,120
Hackett Group Inc/The	3,171	65
HP Inc	7,447	289
Intel Corp	588,400	26,137
International Business Machines Corp	153,500	21,312
Jack Henry & Associates Inc	11,997	2,257
Juniper Networks Inc	506,406	15,537
Keysight Technologies Inc *	14,404	2,097
Microsoft Corp	34,988	9,512
Motorola Solutions Inc	32,589	7,161
National Instruments Corp	19,490	688
NetApp Inc	20,194	1,453
NetScout Systems Inc *	25,228	866
Oracle Corp	484,731	34,862
Paychex Inc	8,473	1,049
Seagate Technology Holdings PLC	118,600	10,042
SS&C Technologies Holdings Inc	83,214	5,325
Synopsys Inc *	2,813	898
VMware Inc, Cl A	15,716	2,013
Western Union Co/The	420,100	7,621
		243,077
Materials — 3.4%
Air Products and Chemicals Inc	1,725	425
Amcor PLC	97,689	1,280
AptarGroup Inc	14,366	1,538

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Avery Dennison Corp	3,109	$536
Berry Global Group Inc *	65,400	3,815
CF Industries Holdings Inc	20,228	1,998
Ecolab Inc	30,332	4,972
FMC Corp	6,916	848
Huntsman Corp	2,422	88
International Paper Co	2,347	114
Materion Corp	12,704	1,041
NewMarket Corp	29,900	9,853
Newmont Corp	37,063	2,515
Packaging Corp of America	92,442	14,539
Reliance Steel & Aluminum Co	51,831	10,076
Royal Gold Inc	44,989	5,087
RPM International Inc	15,503	1,366
Sealed Air Corp	67,673	4,208
Sherwin-Williams Co/The	13,354	3,579
Silgan Holdings Inc	337,855	14,801
Sonoco Products Co	29,597	1,730
Stepan Co	881	99
		84,508
Real Estate — 0.5%
Brandywine Realty Trust ‡	319,900	3,567
Extra Space Storage Inc ‡	19,634	3,499
Public Storage ‡	18,088	5,980
		13,046
Utilities — 3.0%
Alliant Energy Corp	20,051	1,280
American Electric Power Co Inc	51,823	5,288
American Water Works Co Inc	10,429	1,577
Consolidated Edison Inc	55,255	5,485
DTE Energy Co	50,202	6,662
Duke Energy Corp	59,052	6,645
Entergy Corp	77,600	9,337
Evergy Inc	215,600	15,079
IDACORP Inc	1,974	215
Macquarie Infrastructure Corp	76,811	293
National Fuel Gas Co	98,400	7,235
OGE Energy Corp	18,682	772
Portland General Electric Co	17,268	850
PPL Corp	134,300	4,053
UGI Corp	169,414	7,241
WEC Energy Group Inc	10,476	1,101
		73,113
		1,407,198

Total Common Stock
(Cost $2,245,013) ($ Thousands)		2,404,700

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK — 0.1%
Germany — 0.1%
FUCHS PETROLUB SE (B)	7,895	$242
Henkel AG & Co KGaA (B)	22,457	1,533
Villeroy & Boch AG (B)	971	21
		1,796

Total Preferred Stock
(Cost $2,374) ($ Thousands)		1,796

AFFILIATED PARTNERSHIP — 1.1%
SEI Liquidity Fund, L.P.
0.760% **†(C)	39,888,423	39,904

Total Affiliated Partnership
(Cost $39,894) ($ Thousands)		39,904

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	18,237,026	$18,237

Total Cash Equivalent
(Cost $18,237) ($ Thousands)		18,237

Total Investments in Securities — 100.3%
(Cost $2,305,518) ($ Thousands)		$2,464,637

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
Euro STOXX 50	53	Jun-2022	$2,084	$2,148	$35
FTSE 100 Index	9	Jun-2022	857	860	3
Hang Seng Index	2	Jul-2022	260	273	12
S&P 500 Index E-MINI	63	Jun-2022	12,749	13,014	265
SPI 200 Index	7	Jun-2022	887	905	8
TOPIX Index	8	Jun-2022	1,160	1,187	25
			$17,997	$18,387	$348

A list of the open forward foreign currency contracts held by the Fund at May 31, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/27/22	SGD	24,259	USD	17,624	$(75)
Barclays PLC	06/27/22	SEK	153,060	USD	15,537	(126)
Barclays PLC	06/27/22	JPY	12,685,856	USD	99,916	1,180
BNP Paribas	06/27/22	AUD	6,041	USD	4,279	(56)
BNP Paribas	06/27/22	CAD	79,427	USD	61,860	(936)
BNP Paribas	06/27/22	EUR	113,000	USD	120,703	(514)
BNP Paribas	06/27/22	DKK	118,338	USD	17,000	(68)
Brown Brothers Harriman	06/27/22	USD	9	SEK	90	—
Brown Brothers Harriman	06/27/22	USD	11	CHF	11	—
Brown Brothers Harriman	06/27/22	USD	12	SGD	17	—
Brown Brothers Harriman	06/27/22	USD	1	NZD	2	—
Brown Brothers Harriman	06/27/22	USD	12	NZD	18	—
Brown Brothers Harriman	06/27/22	USD	27	AUD	38	—
Brown Brothers Harriman	06/27/22	USD	30	CAD	38	—
Brown Brothers Harriman	06/27/22	NZD	39	USD	26	—

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/27/22	AUD	42	USD	30	$—
Brown Brothers Harriman	06/27/22	AUD	24	USD	17	—
Brown Brothers Harriman	06/27/22	USD	75	NOK	718	1
Brown Brothers Harriman	06/27/22	USD	118	GBP	93	—
Brown Brothers Harriman	06/27/22	CAD	203	USD	158	(2)
Brown Brothers Harriman	06/27/22	SGD	234	USD	171	—
Brown Brothers Harriman	06/27/22	SGD	212	USD	154	—
Brown Brothers Harriman	06/27/22	GBP	558	USD	702	—
Brown Brothers Harriman	06/27/22	CHF	758	USD	790	(2)
Brown Brothers Harriman	06/27/22	NOK	878	USD	92	(1)
Brown Brothers Harriman	06/27/22	EUR	71	USD	76	—
Brown Brothers Harriman	06/27/22	EUR	2,242	USD	2,400	(5)
Brown Brothers Harriman	06/27/22	DKK	2,418	USD	348	(1)
Brown Brothers Harriman	06/27/22	HKD	2,985	USD	381	—
Brown Brothers Harriman	06/27/22	SEK	3,608	USD	367	(3)
Brown Brothers Harriman	06/27/22	JPY	157,596	USD	1,239	13
Brown Brothers Harriman	06/27/22	JPY	294,014	USD	2,287	(1)
Standard Chartered	06/27/22	NZD	2,212	USD	1,431	(9)
Standard Chartered	06/27/22	GBP	38,127	USD	47,657	(394)
Standard Chartered	06/27/22	CHF	44,848	USD	46,608	(260)
Standard Chartered	06/27/22	NOK	93,183	USD	9,713	(205)
Standard Chartered	06/27/22	HKD	176,081	USD	22,449	(14)
						$(1,478)

Percentages are based on Net Assets of $2,457,371 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $38,305 ($ Thousands).
(B)	No interest rate available.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $39,904 ($ Thousands).

AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
Cl — Class
DKK — Danish Krone
EUR — Euro
FTSE— Financial Times Stock Exchange
GBP — British Pound Sterling
HKD — Hong Kong Dollar
JPY — Japanese Yen
L.P. — Limited Partnership
Ltd. — Limited
NOK — Norwegian Krone
NZD — New Zealand Dollar
PLC — Public Limited Company
REIT — Real Estate Investment Trust
S&P— Standard & Poor's

SEK — Swedish Krona
SGD — Singapore Dollar
SPI — Share Price Index
USD — U.S. Dollar

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,404,664	36	–	2,404,700
Preferred Stock	1,554	242	–	1,796
Affiliated Partnership	–	39,904	–	39,904
Cash Equivalent	18,237	–	–	18,237
Total Investments in Securities	2,424,455	39,904	–	2,464,637

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	348	–	–	348
Forwards Contracts*
Unrealized Appreciation	–	1,194	–	1,194
Unrealized Depreciation	–	(2,672)	–	(2,672)
Total Other Financial Instruments	348	(1,478)	–	(1,130)

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022	159

SCHEDULE OF INVESTMENTS

May 31, 2022

Global Managed Volatility Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$21,842	$259,098	$(241,048)	$3	$9	$39,904	39,888,423	$239	$—
SEI Daily Income Trust, Government Fund, Cl F	—	545,424	(527,187)	—	—	18,237	18,237,026	17	1
Totals	$21,842	$804,522	$(768,235)	$3	$9	$58,141		$256	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Equity Ex-US Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.6%
Argentina — 0.3%
Tenaris SA ADR	818,224	$27,280
Australia — 3.2%
Adbri Ltd	608,537	1,231
ASX Ltd	498,816	28,912
BGP Holdings *(A)	239,898	–
BHP Group Ltd	943,384	30,189
BlueScope Steel Ltd	1,826,988	23,853
Computershare Ltd	59,691	994
Endeavour Group Ltd/Australia	1,201,530	6,257
Fortescue Metals Group Ltd	1,981,805	28,589
GrainCorp Ltd, Cl A	11,293	79
Iluka Resources Ltd	105,802	834
Incitec Pivot Ltd	999,438	2,524
Lynas Rare Earths Ltd *	1,992,623	14,080
Macquarie Group Ltd	42,240	5,635
Mineral Resources Ltd	41,214	1,888
Orica Ltd	17,669	205
Orora Ltd	848,712	2,387
Perseus Mining Ltd	201,119	280
Qantas Airways Ltd *	11,403,252	45,072
Ridley Corp Ltd	27,537	35
Rio Tinto Ltd	12,530	1,029
Sonic Healthcare Ltd	344,572	9,062
South32 Ltd	10,255,407	36,784
Suncorp Group Ltd	4,312,910	35,115
Whitehaven Coal Ltd	1,048,765	3,972
Woodside Energy Group Ltd	170,471	3,639
		282,645

Austria — 0.6%
ANDRITZ AG	104,561	4,830
Erste Group Bank AG	844,794	26,254
OMV AG	386,772	22,539

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
voestalpine AG	25,198	$736
		54,359

Belgium — 0.4%
KBC Group NV	512,861	31,920
UCB SA	24,479	2,155
		34,075

Brazil — 1.7%
Atacadao SA	5,319,000	21,765
B3 SA - Brasil Bolsa Balcao	13,655,314	36,627
Banco Bradesco SA ADR	2,534,733	10,773
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	94,500	267
CPFL Energia SA	5,967,600	42,138
Gerdau SA ADR	187,387	1,143
JBS SA	3,624,400	27,298
Minerva SA/Brazil	931,944	2,787
Petroleo Brasileiro SA ADR	374,681	5,200
Telefonica Brasil SA	441,700	4,757
		152,755

Canada — 3.1%
Advantage Energy Ltd *	350,800	3,045
AltaGas Ltd	16,400	396
Aritzia Inc *	42,896	1,252
Atco Ltd/Canada, Cl I	30,700	1,114
Birchcliff Energy Ltd	604,500	5,448
BRP Inc	122,200	9,499
Cameco Corp	807,050	19,773
Canadian Natural Resources Ltd	378,000	25,017
Canadian Utilities Ltd, Cl A	44,800	1,421
Canfor Corp *	177,499	3,757
Capstone Mining Corp *	68,300	259
Celestica Inc *	67,521	746
CI Financial Corp	126,018	1,595
Crescent Point Energy Corp	572,400	5,069
Dexterra Group Inc	4,700	22
Dollarama Inc	233,352	13,534
Enerplus Corp	16,800	249
Enghouse Systems Ltd	5,200	139
Finning International Inc	127,000	3,376
Gear Energy Ltd	105,200	135
Gildan Activewear Inc	211,600	6,665
Home Capital Group Inc, Cl B	492,100	11,851
IBI Group Inc *	11,700	122
Imperial Oil Ltd	79,500	4,354
Interfor Corp *	48,800	1,299
MEG Energy Corp *	292,400	5,102
Methanex Corp	42,500	2,100
Mullen Group Ltd	59,100	577
National Bank of Canada	160,567	12,324
North West Co Inc/The	25,600	735
Nutrien Ltd	95,500	9,333

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NuVista Energy Ltd *	424,127	$4,342
Obsidian Energy Ltd *	15,700	152
Parex Resources Inc	8,000	177
Pason Systems Inc	68,300	864
Peyto Exploration & Development Corp	143,313	1,754
Richelieu Hardware Ltd	10,000	296
Sierra Wireless Inc *	7,418	165
SNC-Lavalin Group Inc	1,723,600	34,531
TMX Group Ltd	273,654	29,777
Toromont Industries Ltd	142,122	12,606
Tourmaline Oil Corp	384,600	23,742
Trican Well Service Ltd *	10,600	39
Uni-Select Inc *	8,336	190
West Fraser Timber Co Ltd	30,200	2,786
WSP Global Inc	67,100	7,407
		269,136

China — 7.2%
Agricultural Bank of China Ltd, Cl H	4,339,000	1,654
Alibaba Group Holding Ltd *	2,037,700	24,999
Alibaba Group Holding Ltd ADR *	90,875	8,728
Bank of China Ltd, Cl H	21,316,000	8,558
Bank of Communications Co Ltd, Cl H	3,656,985	2,494
China CITIC Bank Corp Ltd, Cl H	4,337,000	2,101
China Coal Energy Co Ltd, Cl H	3,839,645	3,524
China Construction Bank Corp, Cl H	48,080,000	35,789
China Everbright Bank Co Ltd, Cl H	976,000	321
China Resources Gas Group Ltd	4,878,000	20,425
China Resources Land Ltd	8,964,000	39,989
China Risun Group Ltd	1,440,000	712
China Sanjiang Fine Chemicals Co Ltd	1,468,242	266
China Shenhua Energy Co Ltd, Cl H	680,000	2,275
Chow Tai Fook Jewellery Group Ltd	472,800	818
CIFI Holdings Group Co Ltd	44,900,600	19,516
Industrial & Commercial Bank of China Ltd, Cl H	25,698,181	15,428
Industrial Bank Co Ltd, Cl A	6,538,800	19,302
JD.com Inc, Cl A *	90,085	2,595
Kunlun Energy Co Ltd	37,458,000	32,275
Lee & Man Paper Manufacturing Ltd	1,389,243	676
Lenovo Group Ltd	9,916,000	9,783
Li Ning Co Ltd	891,000	6,950
LONGi Green Energy Technology Co Ltd, Cl A	4,528,022	53,873
Lonking Holdings Ltd	990,732	259
Midea Group Co Ltd, Cl A	7,001,257	57,299
Nestle SA	726,970	88,733
NetDragon Websoft Holdings Ltd	325,000	654
New China Life Insurance Co Ltd, Cl H	243,800	639
Oppein Home Group Inc, Cl A	1,379,750	24,789
PetroChina Co Ltd, Cl H	30,394,045	16,310
PICC Property & Casualty Co Ltd	6,770,000	6,575
SITC International Holdings Co Ltd	665,000	2,509
Tencent Holdings Ltd	271,300	12,532

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tongcheng Travel Holdings Ltd *	16,170,400	$31,040
Topsports International Holdings Ltd	40,640,000	30,148
Xinyi Glass Holdings Ltd	7,123,000	18,104
Zhenro Properties Group Ltd *	810,000	59
Zhongsheng Group Holdings Ltd	4,327,500	30,723
		633,424

Czech Republic — 0.0%
CEZ AS	50,534	2,454
Denmark — 3.1%
AP Moller - Maersk A/S, Cl B	10,247	29,834
Coloplast A/S, Cl B	52,963	6,286
D/S Norden A/S	22,741	943
Demant A/S *	358,362	15,743
DSV A/S	95,070	15,571
Genmab A/S *	98,670	30,020
Novo Nordisk A/S, Cl B	1,050,011	116,069
Orsted A/S	202,762	22,895
Pandora A/S	474,892	38,265
Solar A/S, Cl B	1,206	124
		275,750

Finland — 0.5%
Kesko Oyj, Cl B	318,589	7,959
Nordea Bank Abp	2,318,609	23,514
Orion Oyj, Cl B	153,847	6,296
Sampo Oyj, Cl A	116,380	5,246
Uponor Oyj	13,877	237
		43,252

France — 7.2%
Air Liquide SA	335,858	58,588
Airbus SE	285,190	33,233
Alstom SA	755,404	20,554
BNP Paribas SA	699,060	39,772
Carrefour SA	354,410	7,225
Catana Group	6,122	48
Cie de Saint-Gobain (B)	805,386	47,539
Criteo SA ADR *	102,266	2,651
Danone SA	414,780	24,318
Dassault Aviation SA	14,203	2,400
Dassault Systemes SE	128,340	5,387
Derichebourg SA	3,009	24
EssilorLuxottica SA (B)	37,370	6,007
Euroapi SA *	1	–
Faurecia SE *	703,021	19,445
Ipsen SA	62,126	6,203
Legrand SA	111,131	9,591
L'Oreal SA	71,776	25,262
LVMH Moet Hennessy Louis Vuitton SE	37,223	23,814
Orange SA	1,205,440	15,041
Pernod Ricard SA	69,218	13,532
Publicis Groupe SA	500,030	27,254
Remy Cointreau SA	28,345	5,202

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sanofi (B)	1,147,297	$122,142
Sartorius Stedim Biotech	16,380	5,634
Sodexo SA	965,605	71,829
Somfy SA	180	27
Stellantis NV	1,945,512	29,036
Thales SA	11,693	1,423
Trigano SA	1,901	248
Veolia Environnement SA	217,350	6,063
		629,492

Germany — 4.8%
adidas AG	133,230	26,327
Aroundtown SA	5,589,026	26,128
Bayer AG	385,382	27,487
Bayerische Motoren Werke AG	101,640	8,779
BioNTech SE ADR *(B)	117,063	19,123
Carl Zeiss Meditec AG	65,863	8,767
Dermapharm Holding SE	350	19
Deutsche Bank AG	1,009,002	11,213
Deutsche Boerse AG	164,296	27,500
Deutsche Telekom AG	2,118,810	43,407
Duerr AG	3,920	108
Fresenius Medical Care AG & Co KGaA	433,490	26,302
Heidelberger Druckmaschinen AG *	124,357	262
K+S AG	36,405	1,019
Knorr-Bremse AG	178,330	12,146
Koenig & Bauer AG *	1,160	21
Krones AG	2,291	206
Merck KGaA	121,184	22,718
PSI Software AG	567	19
QIAGEN NV *	139,754	6,409
Rational AG	533	345
Rheinmetall AG	261,465	52,742
RWE AG	570,641	25,063
SAP SE	340,931	33,889
Scout24 SE	171,019	10,564
Siemens AG	212,399	27,859
Siemens Energy AG	106,203	2,041
Stabilus SE	1,194	66
Wacker Chemie AG	21,836	3,896
Washtec AG	1,439	76
		424,501

Greece — 0.0%
National Bank of Greece SA *	61,376	233
Hong Kong — 1.3%
AIA Group Ltd	1,369,600	14,123
ASM Pacific Technology Ltd	146,800	1,338
Bank of East Asia Ltd/The	43,480	63
Chaoda Modern Agriculture Holdings Ltd *	52,790	–
Hong Kong Exchanges & Clearing Ltd	535,535	23,154
Nine Dragons Paper Holdings Ltd	2,315,000	2,080
Orient Overseas International Ltd	593,003	18,216

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pacific Basin Shipping Ltd	2,596,000	$1,354
Samsonite International SA *	23,142,750	52,919
Skyworth Group Ltd	564,000	288
Techtronic Industries Co Ltd	303,000	3,970
		117,505

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	86,492	620
India — 1.2%
Ahluwalia Contracts India Ltd	4,490	25
GAIL India Ltd	1,870,923	3,547
HDFC Bank Ltd ADR	377,193	21,715
Hindustan Aeronautics Ltd	123,830	2,932
Indian Oil Corp Ltd	2,393,512	3,576
Ingersoll Rand India Ltd	1,970	40
Karnataka Bank Ltd/The	166,869	144
Kewal Kiran Clothing Ltd	9,323	30
Mphasis Ltd	5,816	194
National Aluminium Co Ltd	4,002,909	4,960
Nava Bharat Ventures Ltd	28,192	67
Oracle Financial Services Software Ltd	17,989	763
Orient Green Power Co Ltd *	39,573	5
Page Industries Ltd	396	231
Persistent Systems Ltd	29,902	1,448
Power Grid Corp of India Ltd	8,028,409	24,084
Precision Wires India Ltd	15,991	16
Redington India Ltd	529,020	886
Reliance Industries Ltd	246,330	8,353
SJVN Ltd	502,882	179
Tech Mahindra Ltd	2,299,139	34,952
WNS Holdings Ltd ADR *	11,264	820
		108,967

Indonesia — 0.3%
Adaro Energy Indonesia Tbk PT	17,171,000	3,851
Astra Agro Lestari Tbk PT	273,460	225
Bank Danamon Indonesia Tbk PT	360,600	63
Bank Mandiri Persero Tbk PT	3,523,500	2,054
Bank Rakyat Indonesia Persero Tbk PT	15,045,000	4,777
Dharma Satya Nusantara Tbk PT	1,371,800	52
First Resources Ltd	32,800	46
Gudang Garam Tbk PT	31,998	69
Hanjaya Mandala Sampoerna Tbk PT	1,641,759	126
Japfa Comfeed Indonesia Tbk PT	228,400	22
Prima Andalan Mandiri Tbk PT	82,975	42
Puradelta Lestari Tbk PT	1,548,000	18
Telkom Indonesia Persero Tbk PT	15,634,900	4,622
Triputra Agro Persada PT	3,046,427	149
United Tractors Tbk PT	2,945,000	6,322
		22,438

Ireland — 1.1%
Bank of Ireland Group PLC	4,702,495	31,726
CRH PLC	466,930	19,320

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Greencore Group PLC *	10,726,769	$14,736
ICON PLC *	125,505	28,087
		93,869

Israel — 2.1%
Bank Hapoalim BM	1,693,485	15,623
Bank Leumi Le-Israel BM	5,029,699	49,829
Bezeq The Israeli Telecommunication Corp Ltd	44,347	69
Check Point Software Technologies Ltd *	688,840	86,160
Dor Alon Energy in Israel 1988 Ltd	484	18
Elbit Systems Ltd	1,644	333
ICL Group Ltd	830,355	9,226
Isracard Ltd	18	–
Israel Discount Bank Ltd, Cl A	1,725,229	9,740
Mizrahi Tefahot Bank Ltd *	77,400	2,534
ZIM Integrated Shipping Services Ltd (B)	194,529	12,386
		185,918

Italy — 2.7%
Aeffe SpA *	23,423	43
Azimut Holding SpA	150,823	3,223
Banca IFIS SpA	62,726	1,141
Banco BPM SpA	2,189,431	7,613
Danieli & C Officine Meccaniche SpA	5,930	101
Enel SpA	3,988,700	25,825
Eni SpA	1,627,554	24,754
MFE-MediaForEurope NV, Cl A (B)	322,857	185
MFE-MediaForEurope NV, Cl B (B)	281,721	237
Pirelli & C SpA	6,021,850	29,687
Prysmian SpA	1,958,731	63,075
Recordati Industria Chimica e Farmaceutica SpA	61,283	2,736
Sanlorenzo SpA/Ameglia	1,602	59
Stellantis NV	1,436,894	21,448
Tenaris SA	408,550	6,838
UniCredit SpA	4,304,640	50,264
		237,229

Japan — 11.5%
Advantest Corp	336,300	23,266
AEON Financial Service Co Ltd	228,100	2,131
Ai Holdings Corp	7,300	93
Amada Co Ltd	3,778,700	30,372
Arealink Co Ltd	2,000	22
Asahi Group Holdings Ltd	2,078,000	70,104
Aval Data Corp	2,000	48
Avant Corp	3,000	31
Bandai Namco Holdings Inc	266,000	19,902
Bank of Saga Ltd/The	1,800	20
BIPROGY Inc	91,400	2,008
Brother Industries Ltd	73,800	1,364
Canon Inc	619,300	15,607
Capcom Co Ltd (B)	536,200	15,255

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Central Automotive Products Ltd	1,600	$26
COLOPL Inc *	121,700	602
CTS Co Ltd	3,600	24
Daihatsu Diesel Manufacturing Co Ltd	5,200	19
Daihen Corp	3,300	108
Daiichi Jitsugyo Co Ltd	800	20
Dai-ichi Life Holdings Inc	125,600	2,571
Daiken Corp	1,500	22
Daisue Construction Co Ltd	2,100	25
Daito Trust Construction Co Ltd	350,000	31,016
Daitron Co Ltd	1,600	26
Daiwa House Industry Co Ltd	199,500	4,815
Daiwa Industries Ltd	2,500	20
Digital Holdings Inc *	4,600	47
dip Corp	406,000	11,882
Disco Corp	14,200	3,874
Doshisha Co Ltd	1,200	14
Elecom Co Ltd	11,400	135
Elematec Corp	2,700	27
Fudo Tetra Corp	2,000	25
Fuji Electric Co Ltd	111,000	5,255
Fujitsu Ltd	167,600	25,203
Glory Ltd	14,000	217
GungHo Online Entertainment Inc *	1,090,400	20,690
Gunze Ltd	1,400	40
Hino Motors Ltd *	103,400	577
Hitachi Ltd	1,301,200	68,021
Horiba Ltd	407,900	21,181
Hosokawa Micron Corp	3,800	77
I-PEX Inc	6,700	72
Iseki & Co Ltd	3,500	33
Japan Exchange Group Inc	58,400	923
Japan Post Insurance Co Ltd	243,300	4,021
Japan Transcity Corp	6,000	25
JK Holdings Co Ltd	3,600	26
Kanamoto Co Ltd	5,200	77
Kandenko Co Ltd	5,900	37
Kao Corp	567,800	22,934
KAWADA TECHNOLOGIES Inc	2,700	72
KDDI Corp	662,100	23,088
Keyence Corp	55,640	22,313
Kinden Corp	6,500	75
Konami Holdings Corp	350,700	23,990
Konica Minolta Inc	562,900	1,890
Konoike Transport Co Ltd	4,400	40
Lifedrink Co Inc	2,700	32
Makita Corp	515,300	14,112
Marubeni Corp	818,800	8,615
Mazda Motor Corp	598,700	5,068
Miroku Jyoho Service Co Ltd	11,800	114
Mito Securities Co Ltd	10,400	22
Mitsubishi Electric Corp	720,600	7,932

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mitsubishi Heavy Industries Ltd	179,500	$6,823
Mitsubishi UFJ Financial Group Inc	8,818,800	50,022
Mixi Inc	264,700	4,358
Morita Holdings Corp	3,900	39
Nachi-Fujikoshi Corp	4,300	122
Nichias Corp	13,500	237
Nikon Corp	100,200	1,250
NIPPON EXPRESS HOLDINGS INC	2,000	116
Nippon Shinyaku Co Ltd	292,300	18,109
Nippon Telegraph & Telephone Corp	245,200	7,454
Nippon Thompson Co Ltd	12,000	52
Nishio Rent All Co Ltd	1,800	38
Nissan Tokyo Sales Holdings Co Ltd	86,600	159
Nisshinbo Holdings Inc	26,800	216
Nissin Electric Co Ltd	2,300	26
Nitto Kohki Co Ltd	2,900	34
Nitto Seiko Co Ltd	5,400	21
Nittoku Co Ltd	3,700	69
Noritz Corp	7,900	92
Okabe Co Ltd	6,100	30
Okamura Corp	5,000	43
ORIX Corp	4,062,500	77,416
Oro Co Ltd	2,800	41
Pickles Corp	3,800	39
Pigeon Corp	175,100	2,510
Proto Corp	3,800	29
Recruit Holdings Co Ltd	1,049,900	38,635
Riso Kagaku Corp	1,500	25
Sakai Heavy Industries Ltd	1,000	23
Seiko Epson Corp	176,800	2,964
Sekisui Jushi Corp	5,200	68
Seven & i Holdings Co Ltd	358,200	15,064
Shimamura Co Ltd	67,800	5,745
Shimano Inc	33,100	5,863
Shin-Etsu Chemical Co Ltd	30,400	4,333
Shinnihon Corp	3,800	22
Showa Denko KK	1,748,200	33,837
Sinfonia Technology Co Ltd	2,900	31
SMS Co Ltd *	330,100	7,698
Soda Nikka Co Ltd	4,600	23
Sodick Co Ltd	12,000	73
Sompo Holdings Inc	61,600	2,800
Sony Group Corp	751,700	70,790
Sprix Ltd	2,400	20
Star Micronics Co Ltd	14,100	185
Sumitomo Heavy Industries Ltd	3,300	78
Sumitomo Realty & Development Co Ltd	27,300	737
Sun-Wa Technos Corp	2,900	32
Suzuki Motor Corp	941,600	27,945
Suzumo Machinery Co Ltd	1,600	26
T RAD Co Ltd	900	20
T&D Holdings Inc	72,100	826

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Takamatsu Construction Group Co Ltd	4,300	$69
Takaoka Toko Co Ltd	4,000	55
Takara Standard Co Ltd	15,500	148
TIS Inc	182,600	4,790
Tobishima Corp	4,500	35
Tochigi Bank Ltd/The	17,500	37
Toei Animation Co Ltd	85,400	9,314
Toho Holdings Co Ltd	45,300	687
Tokio Marine Holdings Inc	139,000	8,067
Tokyo Electron Ltd	52,000	23,840
Tosho Co Ltd	4,100	42
Tosoh Corp	2,527,100	36,833
Totetsu Kogyo Co Ltd	3,200	54
Trend Micro Inc/Japan *	68,100	4,007
Tsubakimoto Chain Co	4,700	115
Ulvac Inc	2,000	85
UT Group Co Ltd	851,200	16,098
V Technology Co Ltd	1,900	43
VINX Corp	3,200	27
Wakita & Co Ltd	10,000	86
Workman Co Ltd	107,800	3,863
Xebio Holdings Co Ltd	4,500	30
YAMADA Consulting Group Co Ltd	2,000	18
Yokogawa Bridge Holdings Corp	4,300	64
Yondenko Corp	1,900	25
Yuasa Trading Co Ltd	2,700	67
Yurtec Corp	5,600	30
Yushin Precision Equipment Co Ltd	4,600	25
		1,008,055

Luxembourg — 0.5%
ArcelorMittal SA	1,125,267	36,109
Eurofins Scientific SE	52,565	4,889
		40,998

Macao — 0.2%
Galaxy Entertainment Group Ltd *	3,417,000	18,227
Malaysia — 0.1%
Carlsberg Brewery Malaysia Bhd	19,300	97
Genting Plantations Bhd (Malaysia)	49,600	86
Heineken Malaysia Bhd	21,700	123
Hong Leong Financial Group Bhd	123,020	567
IOI Corp Bhd	960,800	944
Nestle Malaysia Bhd	5,700	176
Pantech Group Holdings Bhd	216,400	33
Petronas Chemicals Group Bhd	3,172,600	7,434
Petronas Gas Bhd	169,800	670
RHB Bank Bhd	819,100	1,137
Sime Darby Plantation Bhd	807,800	928
United Plantations Bhd	18,900	63
		12,258

Mexico — 0.5%
Arca Continental SAB de CV	157,392	1,060

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Grupo Financiero Banorte SAB de CV, Cl O	4,074,770	$26,299
Ternium SA ADR	283,535	12,467
Wal-Mart de Mexico SAB de CV	1,173,800	4,334
		44,160

Monaco — 0.0%
Costamare Inc	6,655	95
Netherlands — 4.8%
ABN AMRO Bank NV	2,336,070	27,290
Adyen NV *	2,860	4,434
Aegon NV	181,265	966
ASML Holding NV	95,918	55,075
BE Semiconductor Industries NV	93,706	5,718
EXOR NV	148,510	10,930
ING Groep NV	3,944,190	44,466
Koninklijke Ahold Delhaize NV	1,045,502	28,789
Koninklijke DSM NV	155,772	26,249
NN Group NV	1,504,790	74,652
OCI NV	571,898	20,095
Randstad NV	305,166	17,182
Shell PLC	1,963,976	58,804
Universal Music Group NV	419,893	9,396
Wolters Kluwer NV	382,117	37,717
		421,763

Norway — 1.8%
Aker BP ASA (B)	124,096	5,383
AutoStore Holdings Ltd *	1,192,734	2,832
DNB Bank ASA	3,399,934	68,771
Equinor ASA	1,021,131	39,169
Gjensidige Forsikring ASA	373,143	8,129
Grieg Seafood ASA	7,661	114
Hoegh Autoliners ASA *	34,071	123
Kongsberg Gruppen ASA	16,965	603
Mowi ASA	72,349	1,883
MPC Container Ships ASA	371,687	1,044
Norsk Hydro ASA	613,320	4,904
Salmar ASA	285,880	21,166
		154,121

Philippines — 0.0%
Semirara Mining & Power Corp, Cl A	206,500	130
Poland — 0.3%
Asseco Poland SA	9,369	169
Bank Handlowy w Warszawie SA	349	5
Bank Polska Kasa Opieki SA	417,048	9,093
Cognor Holding SA	41,096	48
Enea SA	23,360	49
Orange Polska SA	467,304	686
PGE Polska Grupa Energetyczna SA *	571,768	1,351
Polskie Gornictwo Naftowe i Gazownictwo SA *	2,193,427	3,069
Powszechna Kasa Oszczednosci Bank Polski SA	571,882	4,264

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Powszechny Zaklad Ubezpieczen SA	1,033,569	$7,826
		26,560

Portugal — 0.5%
EDP - Energias de Portugal SA	8,181,040	40,945
Qatar — 0.2%
Aamal Co	623,035	194
Gulf International Services QSC *	152,244	82
Industries Qatar QSC	374,699	1,882
Mekdam Holding Group	51,835	111
Ooredoo QPSC	654,105	1,329
Qatar Insurance Co SAQ	283,249	188
Qatar National Bank QPSC	1,704,962	10,089
Qatari Investors Group QSC	229,054	145
		14,020

Saudi Arabia — 0.8%
Al Hammadi Co for Development and Investment	28,664	397
Arabian Cement Co/Saudi Arabia	172,634	1,738
Arabian Internet & Communications Services Co	14,390	817
Astra Industrial Group	142,790	1,930
Bank AlBilad *	65,409	872
Banque Saudi Fransi	68,398	981
Bawan Co	143,143	1,351
Dr Sulaiman Al Habib Medical Services Group Co	15,871	905
Etihad Etisalat Co	980,982	10,266
Herfy Food Services Co *	5,336	70
Kingdom Holding Co	69,556	194
National Medical Care Co	19,877	372
Rabigh Refining & Petrochemical Co *	827,543	6,002
Riyad Bank	28,339	290
SABIC Agri-Nutrients Co	11,461	449
Sahara International Petrochemical Co	199,767	2,855
Saudi Airlines Catering Co *	7,247	155
Saudi Basic Industries Corp	938,523	28,677
Saudi Electricity Co	1,125,067	7,284
Saudi Investment Bank/The	302,758	1,808
Saudi Telecom Co	136,425	3,739
United International Transportation Co	166,196	2,083
Zamil Industrial Investment Co *	12,032	67
		73,302

Singapore — 0.3%
Jardine Cycle & Carriage Ltd	103,200	2,205
STMicroelectronics NV	584,309	23,304
		25,509

South Africa — 0.3%
ArcelorMittal South Africa Ltd *	135,846	66
Clicks Group Ltd	640,463	12,513
Investec Ltd	16,991	105

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MTN Group Ltd	583,330	$6,319
Ninety One Ltd	52,580	146
Shoprite Holdings Ltd	301,580	4,173
Thungela Resources Ltd	34,843	554
		23,876

South Korea — 5.0%
Agabang&Company *	18,483	58
BNK Financial Group Inc	912,896	5,822
Coway Co Ltd	577,936	33,400
Daishin Securities Co Ltd	34,929	463
DB HiTek Co Ltd	14,156	786
DGB Financial Group Inc	183,394	1,287
Doosan Co Ltd	10,831	741
Fila Holdings Corp	31,429	805
Hana Financial Group Inc	901,898	36,085
Hanwha Aerospace Co Ltd	48,029	2,092
Hyundai Engineering & Construction Co Ltd	30,233	1,058
Ilshin Spinning Co Ltd	206	19
KB Financial Group Inc	1,005,999	49,113
Kia Corp	104,880	7,265
KT Corp	220,354	6,750
KT Corp ADR	604,051	9,055
LG Display Co Ltd	57,056	800
LG Electronics Inc	197,280	16,743
LG Household & Health Care Ltd	7,735	4,589
Lotte Confectionery Co Ltd	316	29
LS Electric Co Ltd	9,570	396
LX Semicon Co Ltd	11,080	1,136
POSCO Holdings Inc	8,262	1,930
Sajodaerim Corp	1,585	40
Samsung Card Co Ltd	32,499	894
Samsung Electronics Co Ltd	1,827,361	99,551
Shinhan Financial Group Co Ltd	317,599	11,051
SK Hynix Inc	630,443	55,034
SK Square Co Ltd *	258,182	9,871
SK Telecom Co Ltd	1,602,305	73,950
SPC Samlip Co Ltd	642	40
Unid Co Ltd	8,824	909
Woori Financial Group Inc	467,773	5,634
		437,396

Spain — 1.0%
Amadeus IT Group SA, Cl A *	637,510	39,501
Atresmedia Corp de Medios de Comunicacion SA	23,187	97
Banco Bilbao Vizcaya Argentaria SA	1,479,220	8,048
Industria de Diseno Textil SA	339,594	8,145
Laboratorios Farmaceuticos Rovi SA	1,649	110
Repsol SA	2,162,930	34,744
		90,645

Sweden — 1.7%
Assa Abloy AB, Cl B	495,707	12,170

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Atlas Copco AB *	105,300	$86
Byggmax Group AB	33,821	220
Clas Ohlson AB, Cl B	34,854	426
Essity AB, Cl B	951,550	24,918
Getinge AB, Cl B	153,905	4,452
H & M Hennes & Mauritz AB, Cl B	987,220	13,584
Hexagon AB, Cl B	947,492	11,515
Husqvarna AB, Cl B	16,986	153
International Petroleum Corp/Sweden *	54,641	586
Inwido AB	8,333	113
Kinnevik AB, Cl B *	289,491	5,766
New Wave Group AB, Cl B	23,713	385
Securitas AB, Cl B	2,122,314	22,593
Swedish Match AB	3,326,440	34,306
Swedish Orphan Biovitrum AB *	58,666	1,224
Telefonaktiebolaget LM Ericsson, Cl B	1,804,777	14,608
		147,105

Switzerland — 3.5%
Alcon Inc	72,780	5,451
Belimo Holding AG	5,616	2,244
Burckhardt Compression Holding AG	152	77
Calida Holding AG	707	34
Chocoladefabriken Lindt & Spruengli AG	63	634
Comet Holding AG	1,917	376
Georg Fischer AG	4,684	263
Kuehne + Nagel International AG	84,961	22,407
Lonza Group AG	49,730	29,945
Novartis AG	110,178	9,984
Partners Group Holding AG	14,343	15,405
Roche Holding AG	462,609	157,525
Sonova Holding AG	49,701	17,577
Straumann Holding AG	108,270	13,774
Swatch Group AG/The, Cl B	118,250	30,397
Zehnder Group AG	2,587	189
		306,282

Taiwan — 3.6%
ASPEED Technology Inc	14,000	1,121
Asustek Computer Inc	1,326,000	15,601
China Development Financial Holding Corp	2,835,000	1,582
Compal Electronics Inc	3,490,000	2,765
CTBC Financial Holding Co Ltd	1,976,000	1,848
Evergreen Marine Corp Taiwan Ltd	2,064,000	9,991
Faraday Technology Corp	285,000	2,361
Fubon Financial Holding Co Ltd	433,170	957
General Interface Solution Holding Ltd	821,184	2,572
Gigabyte Technology Co Ltd	790,000	3,076
Grape King Bio Ltd	41,000	201
Holtek Semiconductor Inc	431,000	1,485
Hon Hai Precision Industry Co Ltd	7,995,000	31,126
King Yuan Electronics Co Ltd	1,473,000	2,327
Lite-On Technology Corp	3,459,000	7,532

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MediaTek Inc	839,018	$26,161
Micro-Star International Co Ltd	714,000	3,321
Novatek Microelectronics Corp	2,368,000	33,123
Pou Chen Corp	5,358,000	5,778
Radiant Opto-Electronics Corp	45,000	162
Realtek Semiconductor Corp	658,000	10,088
Silicon Motion Technology Corp ADR	13,086	1,182
Simplo Technology Co Ltd	779,000	8,052
Taishin Financial Holding Co Ltd	9,454,252	5,847
Taiwan Semiconductor Manufacturing Co Ltd	5,728,215	110,519
Taiwan Semiconductor Manufacturing Co Ltd ADR	180,463	17,198
Topco Scientific Co Ltd	25,000	144
Yuanta Financial Holding Co Ltd	10,461,303	8,776
		314,896

Thailand — 1.4%
Airports of Thailand PCL *	2,038,200	4,155
Bangkok Bank PCL	1,961,800	7,510
Bangkok Chain Hospital PCL	306,500	182
Bank of Ayudhya PCL	37,100	36
Indorama Ventures PCL	1,228,000	1,767
Kasikornbank PCL	1,980,300	8,507
Krung Thai Bank PCL	2,804,800	1,238
Lam Soon Thailand PCL	90,000	15
Minor International PCL *	39,218,400	40,112
PTT Exploration & Production PCL	1,111,900	5,508
PTT Global Chemical PCL	14,400	20
Rajthanee Hospital PCL	27,400	28
Regional Container Lines PCL	185,900	251
SCB X PCL	17,034,200	56,250
Thai Oil PCL	884,600	1,499
		127,078

Turkey — 0.0%
AG Anadolu Grubu Holding AS, Cl A	15,603	38
Akbank TAS	59,466	30
KOC Holding AS	456,458	1,142
Yapi ve Kredi Bankasi AS	1,263,232	355
		1,565

United Arab Emirates — 0.1%
Air Arabia PJSC	778,623	426
Dubai Islamic Bank PJSC	1,253,434	2,031
Emaar Properties PJSC	4,300,981	6,686
Emirates NBD Bank PJSC	303,125	1,085
		10,228

United Kingdom — 14.0%
Accenture PLC, Cl A	73,958	22,074
AG Barr PLC	5,335	36
Anglo American PLC	1,776,222	87,014
Antofagasta PLC	1,208,442	22,502

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aon PLC, Cl A	66,409	$18,307
Aptiv PLC *	206,888	21,980
Ashtead Group PLC	420,336	22,001
AstraZeneca PLC	241,999	31,884
Atlassian Corp PLC, Cl A *	73,580	13,047
BAE Systems PLC	775,400	7,388
British American Tobacco PLC	227,720	10,051
Centrica PLC *	2,805,521	2,800
Clarkson PLC	1,023	40
CNH Industrial NV	3,275,308	48,665
Compass Group PLC	1,335,387	29,915
ConvaTec Group PLC	23,143,926	63,004
Dechra Pharmaceuticals PLC	176,638	8,094
Diageo PLC	1,057,649	48,986
Diploma PLC	114,902	3,765
Endava PLC ADR *	44,702	4,510
Endeavour Mining PLC	880,030	19,875
Entain PLC *	3,426,558	63,136
Ferguson PLC	185,299	22,260
Ferrexpo PLC	2,514,912	5,537
Fertiglobe PLC	18,787,340	27,211
Firstgroup PLC *	96,128	165
Frasers Group PLC *	30,969	270
Glencore PLC	4,067,709	26,766
Globaltrans Investment PLC GDR *	6,013	–
GSK PLC	2,684,390	58,616
Hikma Pharmaceuticals PLC	24,410	523
Howden Joinery Group PLC	247,188	2,125
Inchcape PLC	11,317	104
Indivior PLC *	245,093	1,022
Informa PLC *	8,289,583	56,938
InterContinental Hotels Group PLC	64,070	3,982
Intertek Group PLC	444,323	25,955
Investec PLC	807,235	4,928
Kingfisher PLC	8,778,360	29,163
Linde PLC	120,175	38,801
London Stock Exchange Group PLC	346,868	32,358
Man Group PLC/Jersey	46,253	149
Melrose Industries PLC	45,818,838	78,188
Morgan Sindall Group PLC	1,255	33
NatWest Group PLC	22,504,392	64,723
Ninety One PLC	360,168	1,026
Nomad Foods Ltd *	3,481,612	72,661
OTP Bank PLC	546,128	12,998
Pagegroup PLC	123,008	711
Persimmon PLC	872,540	23,940
Prudential PLC	546,339	7,144
RELX PLC	809,909	23,167
Smith & Nephew PLC	2,281,130	37,173
Smiths News PLC	201	–
Speedy Hire PLC	89,405	53
SSE PLC	273,480	6,108

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SThree PLC	3,037	$15
Unilever PLC	270,615	12,989
		1,226,876

United States — 2.4%
Axalta Coating Systems Ltd *	1,415,517	38,445
Baker Hughes Co, Cl A	2,117,118	76,174
Berry Global Group Inc *	305,927	17,845
Cognex Corp	396,827	19,214
Gentex Corp	709,586	22,054
Globant SA *	17,690	3,353
Inmode Ltd *	90,616	2,430
Resolute Forest Products Inc *	23,315	337
Sensata Technologies Holding PLC	602,920	28,958
		208,810

Zambia — 0.3%
First Quantum Minerals Ltd	941,213	27,250
Total Common Stock
(Cost $7,983,036) ($ Thousands)		8,398,052

PREFERRED STOCK — 0.8%
Brazil — 0.3%
Braskem SA (C)	5,900	55
Cia de Transmissao de Energia Eletrica Paulista (C)	59,900	307
Itau Unibanco Holding SA (C)	1,436,400	7,921
Petroleo Brasileiro SA(C)	2,980,500	18,788
		27,071

Germany — 0.2%
Sartorius AG (C)	1,916	771
Volkswagen AG(C)	99,761	16,531
		17,302

South Korea — 0.3%
Samsung Electronics Co Ltd(C)	455,426	22,344
Total Preferred Stock
(Cost $68,573) ($ Thousands)		66,717

EXCHANGE TRADED FUNDS — 0.6%
United States — 0.6%
iShares MSCI ACWI ex US ETF	870,869	43,239
iShares Trust iShares ESG Aware MSCI EAFE ETF	207,590	14,556
Total Exchange Traded Funds
(Cost $57,303) ($ Thousands)		57,795

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS — 0.0%
Taiwan — 0.0%
Acer *‡‡	6,484	$–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
AFFILIATED PARTNERSHIP — 1.2%
SEI Liquidity Fund, L.P.
0.760% **†(D)	109,077,023	109,095

Total Affiliated Partnership
(Cost $109,082) ($ Thousands)		109,095

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	182,383,996	182,384

Total Cash Equivalent
(Cost $182,384) ($ Thousands)		182,384

Total Investments in Securities — 100.3%
(Cost $8,400,378) ($ Thousands)		$8,814,043

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Equity Ex-US Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	1,057	Jun-2022	$40,825	$42,847	$1,334
FTSE 100 Index	209	Jun-2022	19,218	19,980	488
Hang Seng Index	25	Jul-2022	3,258	3,409	149
S&P TSX 60 Index	64	Jun-2022	12,360	12,685	108
SPI 200 Index	97	Jun-2022	12,313	12,546	4
TOPIX Index	205	Jun-2022	29,876	30,420	406
			$117,850	$121,887	$2,489

A list of the open forward foreign currency contracts held by the Fund at May 31, 2022 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	06/09/22	USD	5,003	GBP	3,802	$(211)
Bank of America	06/09/22	GBP	11,473	USD	14,358	(102)
Bank of America	06/09/22	USD	12,660	GBP	10,088	54
Bank of America	07/07/22	USD	1,968	INR	151,340	(26)
Bank of America	07/13/22	USD	1,371	CHF	1,277	(36)
Bank of America	07/15/22	USD	15,202	JPY	1,979,720	218
Bank of America	07/15/22	JPY	897,041	USD	7,034	47
Bank of America	07/15/22	JPY	1,413,587	USD	10,854	(156)
Bank of America	07/21/22	CAD	1,597	USD	1,248	(14)
Bank of America	07/21/22	USD	1,916	CAD	2,449	20
Bank of America	07/21/22	USD	2,000	CAD	2,500	(24)
Bank of America	07/21/22	AUD	10,141	USD	7,142	(136)
Bank of America	07/22/22	USD	14,933	HKD	116,989	1
Barclays PLC	06/02/22	BRL	16,162	USD	3,215	(196)
Barclays PLC	06/09/22	GBP	2,241	USD	2,951	127
Barclays PLC	06/17/22	USD	2,552	SEK	25,051	10
Barclays PLC	07/21/22	CAD	2,371	USD	1,827	(48)
Barclays PLC	07/21/22	USD	2,893	AUD	4,077	33
Barclays PLC	07/27/22	USD	2,463	KRW	3,111,800	45
Barclays PLC	07/27/22	TWD	106,752	USD	3,638	(70)
Barclays PLC	07/28/22	USD	13,352	EUR	12,827	428
BNP Paribas	07/07/22	INR	183,706	USD	2,381	24
BNP Paribas	07/08/22	USD	12,427	SGD	16,999	(25)
BNP Paribas	07/20/22	MXN	117,691	USD	5,816	(98)
BNP Paribas	07/27/22	USD	11,220	TWD	327,072	139
Citigroup	06/09/22	USD	3,822	GBP	3,050	21
Citigroup	07/07/22	INR	191,091	USD	2,488	35
Citigroup	07/13/22	CHF	3,621	USD	3,752	(35)
Citigroup	07/21/22	CAD	7,084	USD	5,546	(54)
Citigroup	07/28/22	USD	5,218	EUR	4,924	72
Citigroup	07/28/22	EUR	8,748	USD	9,387	(12)
Credit Suisse First Boston	07/21/22	AUD	3,361	USD	2,363	(49)
Credit Suisse First Boston	07/21/22	CAD	3,987	USD	3,052	(99)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	06/09/22	GBP	8,385	USD	10,968	$401
Deutsche Bank	06/17/22	NOK	45,689	USD	5,322	461
Deutsche Bank	07/13/22	USD	614	CHF	571	(16)
Deutsche Bank	07/28/22	EUR	153,724	USD	162,470	(2,680)
Goldman Sachs	06/02/22	USD	3,197	BRL	16,162	214
Goldman Sachs	06/09/22	USD	5,767	GBP	4,672	121
Goldman Sachs	07/15/22	JPY	5,351,196	USD	42,192	513
Goldman Sachs	07/27/22	TWD	164,491	USD	5,658	(54)
Goldman Sachs	07/27/22	KRW	5,912,576	USD	4,608	(157)
HSBC	07/07/22	USD	2,835	INR	220,831	(1)
HSBC	07/07/22	INR	242,115	USD	3,106	(1)
HSBC	07/07/22	HUF	3,057,353	USD	8,459	244
HSBC	07/13/22	USD	2,861	CHF	2,774	41
HSBC	07/21/22	USD	2,052	CNY	13,837	21
HSBC	07/27/22	KRW	55,453,397	USD	44,780	88
HSBC	07/28/22	USD	3,684	EUR	3,474	49
JPMorgan Chase Bank	06/09/22	GBP	646	USD	812	(2)
JPMorgan Chase Bank	06/17/22	NOK	56,491	USD	6,463	451
JPMorgan Chase Bank	07/15/22	JPY	416,794	USD	3,285	39
JPMorgan Chase Bank	07/21/22	CAD	1,980	USD	1,548	(17)
Morgan Stanley	06/09/22	GBP	3,387	USD	4,199	(69)
Morgan Stanley	06/09/22	USD	9,001	GBP	6,824	(400)
Morgan Stanley	06/17/22	SEK	46,136	USD	4,602	(117)
Morgan Stanley	06/23/22	ZAR	30,188	USD	1,913	(19)
Morgan Stanley	07/07/22	USD	52,620	INR	4,028,087	(926)
Morgan Stanley	07/13/22	USD	22,015	CHF	20,471	(605)
Morgan Stanley	07/15/22	USD	2,403	JPY	309,539	8
Morgan Stanley	07/15/22	USD	5,322	JPY	675,140	(63)
Morgan Stanley	07/21/22	USD	9,253	CAD	11,901	155
Morgan Stanley	07/21/22	CAD	21,302	USD	16,621	(218)
Morgan Stanley	07/21/22	USD	60,858	AUD	84,910	83
Morgan Stanley	07/21/22	CNY	153,680	USD	22,539	(481)
Morgan Stanley	07/28/22	USD	183	EUR	175	6
RBS	06/09/22	GBP	2,305	USD	2,803	(101)
RBS	07/22/22	USD	5,318	HKD	41,684	3
RBS	07/22/22	HKD	42,958	USD	5,480	(4)
RBS	07/25/22	ILS	54,838	USD	16,463	(54)
Standard Bank	06/17/22	SEK	119,552	USD	12,732	504
Standard Bank	06/23/22	USD	20,613	ZAR	310,853	(719)
Standard Bank	07/07/22	USD	1,961	INR	151,093	(22)
Standard Bank	07/07/22	INR	168,909	USD	2,207	39
Standard Bank	07/21/22	USD	3,248	CNY	21,678	(1)
Standard Bank	07/27/22	USD	2,858	TWD	84,055	61
Standard Bank	07/27/22	TWD	139,884	USD	4,762	(96)
Standard Chartered	07/07/22	INR	162,903	USD	2,108	18
UBS	06/17/22	SEK	95,931	USD	9,659	(152)
UBS	07/13/22	USD	1,925	CHF	1,880	41
UBS	07/21/22	USD	2,307	AUD	3,220	4
UBS	07/21/22	CAD	11,963	USD	9,351	(106)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Equity Ex-US Fund (Concluded)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
UBS	07/21/22	USD	164,835	CAD	206,130	$(1,890)
UBS	07/28/22	USD	10,766	EUR	10,356	359
						$(5,164)

Percentages are based on Net Assets of $8,786,841 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
‡‡	Expiration date not available.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $101,866 ($ Thousands).
(C)	No interest rate available.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $109,095 ($ Thousands).

ACWI — All Country World Index
ADR — American Depositary Receipt
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
Cl — Class
CNY — Chinese Yuan Onshore
EAFE — Europe, Australasia and Far East
ESG — Environmental, Social and Governance
ETF — Exchange-Traded Fund
EUR — Euro
FTSE— Financial Times Stock Exchange
GBP — British Pound Sterling
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
HUF — Hungarian Forint
ILS — Israeli New Sheckels
INR — Indian Rupee
JPY — Japanese Yen
KRW — Korean Won
L.P. — Limited Partnership
Ltd. — Limited
MSCI — Morgan Stanley Capital International
MXN — Mexican Peso
NOK — Norwegian Krone
PJSC — Public Joint-Stock Company
PLC — Public Limited Company
S&P— Standard & Poor's
SEK — Swedish Krona
SGD — Singapore Dollar
SPI — Share Price Index
TOPIX — Tokyo Price Index
TSX — Toronto Stock Exchange
TWD — Taiwan Dollar
USD — U.S. Dollar
ZAR — South African Rand

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	8,344,182	53,870	–		8,398,052
Preferred Stock	66,717	–	–		66,717
Exchange Traded Funds	57,795	–	–		57,795
Rights	–	–	–	^	–
Affiliated Partnership	–	109,095	–		109,095
Cash Equivalent	182,384	–	–		182,384
Total Investments in Securities	8,651,078	162,965	–	^	8,814,043

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	2,489	–	–	2,489
Forwards Contracts*
Unrealized Appreciation	–	5,198	–	5,198
Unrealized Depreciation	–	(10,362)	–	(10,362)
Total Other Financial Instruments	2,489	(5,164)	–	(2,675)

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Securities market value less than $500.

*	Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$145,937	$971,778	$(1,008,613)	$3	$(10)	$109,095	109,077,023	$1,132	$7
SEI Daily Income Trust, Government Fund, Cl F	342,536	1,259,031	(1,419,183)	—	—	182,384	182,383,996	127	8
Totals	$488,473	$2,230,809	$(2,427,796)	$3	$(10)	$291,479		$1,259	$15

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Screened World Equity Ex-US Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 92.2%
Australia — 3.8%
AIC Mines *	24,992	$12
Ansarada Group *	7,744	9
BGP Holdings *	4,500	–
BHP Group Ltd	26,198	838
BlueScope Steel Ltd	33,687	440
ClearView Wealth	18,183	10
Cogstate Ltd *	9,116	11
Computershare Ltd	27,116	451
Endeavour Group Ltd/Australia	54,600	284
GR Engineering Services	49,227	67
GrainCorp Ltd, Cl A	17,673	125
Kelly Partners Group Holdings	2,467	7
Lynas Rare Earths Ltd *	33,382	236
Macmahon Holdings Ltd	286,343	36
Macquarie Group Ltd	1,910	255
Mader Group	10,186	20
Metals X *	27,362	10
Mineral Resources Ltd	4,703	216
MMA Offshore *	26,297	12
MotorCycle Holdings Ltd	14,298	24
NZME	20,554	17
OM Holdings Ltd	113,500	70
Orica Ltd	981	11
PTB Group	35,770	29
Qantas Airways Ltd *	401,259	1,586
South32 Ltd	239,012	857
Sunland Group Ltd	6,548	13
Symbio Holdings	6,873	22
Vulcan Steel	5,911	36
Woodside Energy Group Ltd	4,734	101
Zimplats Holdings	484	10
		5,815

Austria — 0.7%
ANDRITZ AG	2,906	134

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Frequentis *	188	$6
OMV AG	8,804	513
Palfinger AG	2,459	67
Strabag SE	389	17
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,445	35
Wienerberger AG	9,182	253
		1,025

Belgium — 0.1%
Ion Beam Applications	1,530	25
Jensen-Group	345	12
UCB SA	851	75
Van de Velde	1,911	75
		187

Brazil — 2.0%
Banco Bradesco SA ADR	103,166	438
CPFL Energia SA	145,500	1,027
Gerdau SA ADR	41,734	255
JBS SA	72,100	543
Marfrig Global Foods SA	46,300	152
Petroleo Brasileiro SA ADR	28,213	392
Telefonica Brasil SA	20,100	217
		3,024

Canada — 4.6%
Amerigo Resources Ltd	54,300	71
Atco Ltd/Canada, Cl I	900	32
Bonterra Energy Corp *	20,800	203
BRP Inc	4,973	386
Canadian Natural Resources Ltd	5,300	351
Canfor Corp *	17,300	366
Cardinal Energy Ltd	17,900	131
Corus Entertainment Inc, Cl B	2,817	10
Dollarama Inc	9,498	551
E-L Financial Corp Ltd, Cl L	100	66
Finning International Inc	19,000	505
Hammond Power Solutions Inc, Cl A	5,300	69
High Liner Foods Inc	7,300	70
Home Capital Group Inc, Cl B	16,400	395
Linamar Corp	1,200	53
Medical Facilities	2,500	16
Melcor Developments Ltd	565	7
Molson Coors Canada, Cl B	300	16
National Bank of Canada	6,536	502
North West Co Inc/The	13,800	396
Nutrien Ltd	4,300	420
NuVista Energy Ltd *	14,249	146
PHX Energy Services Corp	8,600	44
Pipestone Energy *	3,400	16
Pizza Pizza Royalty	2,700	28
Points.com *	1,100	27
Russel Metals Inc	3,100	78

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SNC-Lavalin Group Inc	51,100	$1,024
Toromont Industries Ltd	5,434	482
Total Energy Services Inc	7,500	55
Tourmaline Oil Corp	3,800	234
Trilogy Metals *	13,000	12
Uni-Select Inc *	1,000	23
WSP Global Inc	2,900	320
		7,105

China — 7.3%
Agricultural Bank of China Ltd, Cl H	94,000	36
Alibaba Group Holding Ltd ADR *	3,689	354
China Coal Energy Co Ltd, Cl H	123,000	113
China Construction Bank Corp, Cl H	1,288,000	959
China Index Holdings Ltd ADR *	7,150	5
China Resources Land Ltd	284,000	1,267
Industrial & Commercial Bank of China Ltd, Cl H	1,251,000	751
JD.com Inc, Cl A *	4,040	116
Kunlun Energy Co Ltd	88,000	76
Lenovo Group Ltd	240,000	237
Li Ning Co Ltd	40,500	316
LONGi Green Energy Technology Co Ltd, Cl A	135,220	1,609
Midea Group Co Ltd, Cl A	137,100	1,122
Nestle SA	3,640	444
Oppein Home Group Inc, Cl A	43,063	774
PetroChina Co Ltd, Cl H	826,000	443
PICC Property & Casualty Co Ltd	308,000	299
SITC International Holdings Co Ltd	91,000	343
Tencent Holdings Ltd	11,100	513
Topsports International Holdings Ltd	869,000	645
Xinyi Glass Holdings Ltd	317,000	806
		11,228

Denmark — 2.9%
AP Moller - Maersk A/S, Cl B	157	457
Coloplast A/S, Cl B	2,147	255
Demant A/S *	10,670	469
DSV A/S	3,823	626
Genmab A/S *	3,031	922
North Media A/S	1,687	17
Novo Nordisk A/S, Cl B	15,946	1,763
Sparekassen Sjaelland-Fyn A/S	563	14
		4,523

Egypt — 0.0%
Orascom Construction	7,614	28
Finland — 0.2%
Alma Media Oyj	1,111	12
Consti Oyj	934	10
Sampo Oyj, Cl A	5,284	238
		260

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
France — 6.2%
BNP Paribas SA	6,701	$381
Carrefour SA	16,015	327
Cast *	3,528	29
Cie de Saint-Gobain	24,907	1,470
Clasquin	337	22
Criteo SA ADR *	4,451	115
Dassault Systemes SE	7,538	316
Dekuple	321	11
Derichebourg SA	1,749	14
EssilorLuxottica SA	1,703	274
Fnac Darty SA	791	40
Groupe SFPI	6,521	20
Guerbet	864	24
Haulotte Group SA	3,874	17
Legrand SA	4,512	389
LVMH Moet Hennessy Louis Vuitton SE	1,585	1,014
Moulinvest	624	43
Pernod Ricard SA	2,818	551
Poujoulat	140	13
Publicis Groupe SA	2,188	119
Remy Cointreau SA	1,289	237
Sanofi	20,183	2,149
Sartorius Stedim Biotech	866	298
Sodexo SA	19,428	1,445
Vente-Unique.Com SA *	2,529	31
Veolia Environnement SA	9,891	276
Vetoquinol SA	206	27
		9,652

Germany — 4.3%
Bastei Luebbe AG	2,568	19
Bayer AG	10,379	740
Bayerische Motoren Werke AG	5,801	501
Carl Zeiss Meditec AG	1,255	167
Deutsche Bank AG	27,661	307
Deutsche Boerse AG	4,017	672
Deutsche Post AG	11,217	463
Deutsche Telekom AG	18,790	385
DocCheck AG *	330	7
Ecotel Communication	483	15
Gesco	1,452	42
KSB SE & Co KGaA	47	23
Merck KGaA	3,586	672
QIAGEN NV *	877	40
Rheinmetall AG	5,255	1,060
RWE AG	9,420	414
SAP SE	4,190	417
Scout24 SE	6,961	430
Wacker Chemie AG	1,460	261
		6,635

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Greece — 0.0%
Piraeus Port Authority	1,814	$32
Thrace Plastics Holding and Co	8,182	38
		70

Hong Kong — 2.1%
361 Degrees International Ltd *	81,000	41
AIA Group Ltd	57,600	594
Build King Holdings Ltd	229,010	24
China Boqi Environmental Holding Co Ltd	148,000	24
CPMC Holdings Ltd	57,000	23
Goodbaby International Holdings Ltd *	215,000	30
Inner Mongolia Yitai Coal Co Ltd, Cl H	31,000	51
Johnson Electric Holdings Ltd	19,000	25
Launch Tech Co Ltd, Cl H *	77,500	23
Lee's Pharmaceutical Holdings	130,500	32
Lion Rock Group Ltd	2,180	–
Midland Holdings Ltd *	468,304	47
Nameson Holdings Ltd	94,000	5
Orient Overseas International Ltd	13,500	415
PAX Global Technology Ltd	137,000	108
Plover Bay Technologies Ltd	64,000	25
Samson Holding	185,000	10
Samsonite International SA *	592,330	1,354
Shenguan Holdings Group Ltd	1,084,000	67
Stella International Holdings Ltd	34,500	34
Sundart Holdings	274,000	16
Techtronic Industries Co Ltd	13,500	177
Texwinca Holdings Ltd	629,257	110
Time Watch Investments Ltd *	263,233	15
TK Group Holdings Ltd	30,000	9
Xiamen International Port, Cl H	148,000	27
		3,286

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	6,055	44
Waberer's International Nyrt *	2,121	11
		55

India — 2.2%
Andhra Sugars	29,055	51
Century Enka Ltd	2,948	19
DB Corp Ltd	22,324	23
Dwarikesh Sugar Industries Ltd	162,953	231
Forbes & Co Ltd *	596	3
GHCL Ltd	17,444	146
Gulf Oil Lubricants India	11,462	61
HDFC Bank Ltd ADR	15,921	916
IIFL Securities	43,051	44
Jagran Prakashan Ltd *	29,113	22
Kirloskar Pneumatic Co Ltd	6,648	35
Monte Carlo Fashions Ltd	8,974	61
Orient Cement Ltd	70,124	113
PTC India Ltd	19,285	22

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Redington India Ltd	140,972	$236
Reliance Industries Ltd	11,130	378
Tech Mahindra Ltd	67,378	1,024
Visaka Industries Ltd	2,977	20
		3,405

Indonesia — 1.0%
Adira Dinamika Multi Finance Tbk PT	44,200	25
Arwana Citramulia	245,900	19
Astra Otoparts	317,300	25
Austindo Nusantara Jaya	198,800	13
Bank OCBC Nisp	220,300	10
Bank Rakyat Indonesia Persero Tbk PT	684,300	217
Baramulti Suksessarana	85,500	21
Bayan Resources	10,700	39
BISI International	282,103	37
Blue Bird Tbk PT	262,100	30
Bukit Asam Tbk PT	987,000	307
Cisadane Sawit Raya	287,000	16
Gudang Garam Tbk PT	14,400	31
Hexindo Adiperkasa Tbk PT	44,000	19
Indika Energy *	774,800	154
Indo-Rama Synthetics *	19,800	13
Jasa Armada Indonesia	995,800	21
Mandala Multifinance Tbk PT	294,300	28
Mitrabahtera Segara Sejati *	409,600	39
Mitrabara Adiperdana Tbk PT	36,000	18
Nippon Indosari Corpindo	179,000	16
Pelita Samudera Shipping	866,400	43
Prima Andalan Mandiri Tbk PT	48,500	25
Resource Alam Indonesia	291,900	13
Salim Ivomas Pratama	631,500	23
Telkom Indonesia Persero Tbk PT	706,300	209
Tempo Scan Pacific	99,400	10
Tunas Baru Lampung	296,000	16
United Tractors Tbk PT	73,400	158
		1,595

Ireland — 0.2%
Greencore Group PLC *	196,128	269
Israel — 2.4%
Almogim Holdings	6,574	16
Bank Hapoalim BM	30,514	282
Bank Leumi Le-Israel BM	56,837	563
Check Point Software Technologies Ltd *	16,051	2,007
Duniec Brothers Ltd	1,295	68
ICL Group Ltd	29,905	332
Ilex Medical	2,134	80
ZIM Integrated Shipping Services Ltd	6,111	389
		3,737

Italy — 3.5%
Banco BPM SpA	98,742	343
Eni SpA	59,434	904

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gefran	2,700	$29
Prysmian SpA	58,243	1,876
Stellantis NV	43,894	655
Tenaris SA	18,463	309
UniCredit SpA	109,657	1,280
		5,396

Japan — 8.5%
AGS	1,700	10
Ainavo Holdings Co Ltd	2,175	16
Asahi Group Holdings Ltd	49,100	1,656
Asahi Kogyosha	1,200	15
Avant Corp	2,400	25
Azbil	2,000	59
Canon Inc	7,300	184
Capcom Co Ltd	4,446	127
Central Security Patrols	800	14
Chilled & Frozen Logistics Holdings	1,500	12
Chubu Shiryo Co Ltd	6,300	50
Cosmos Initia	4,100	15
Digital Holdings Inc *	2,600	26
Earth Corp	1,800	72
E-Guardian Inc *	2,900	66
Entrust	2,800	12
FTGroup	1,400	10
Fujitsu Ltd	1,900	286
Furyu Corp	13,400	109
Gecoss	4,200	27
Himaraya Co Ltd	3,100	23
Hitachi Ltd	41,000	2,143
Hodogaya Chemical	1,000	28
Hokkaido Gas *	2,900	36
Hokuhoku Financial Group Inc	5,800	35
Hokuriku Electrical Construction	2,000	12
Hokuriku Gas Co Ltd	500	11
IHI Corp	11,400	321
IR Japan Holdings Ltd	700	24
IwaiCosmo Holdings Inc	7,900	74
Iwaki	2,600	20
Japan Exchange Group Inc	24,400	386
Kanefusa Corp	2,300	12
Kita-Nippon Bank	1,200	15
Konoike Transport Co Ltd	2,100	19
Kyowa Electronic Instruments Co Ltd	9,800	26
Marubeni Corp	38,400	404
Medical Data Vision	4,700	35
Meiji Electric Industries	1,100	9
Meiko Network Japan	8,800	41
MIMAKI ENGINEERING CO	2,300	10
Morito Co Ltd	2,200	13
Nicca Chemical	1,500	10
Nice	800	10
Nippon Telegraph & Telephone Corp	29,340	892

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NJS Co Ltd	1,900	$31
Optim *	7,000	45
ORIX Corp	87,200	1,662
Oro Co Ltd	2,700	40
Otsuka Corp	2,100	67
Pigeon Corp	7,300	105
Recruit Holdings Co Ltd	2,100	77
Riken Technos Corp	9,200	31
Shimano Inc	1,200	213
Shin-Etsu Chemical Co Ltd	1,400	200
SHL-Japan Ltd	500	10
Showa Denko KK	55,100	1,067
SK-Electronics Co Ltd	6,400	48
SMS Co Ltd *	13,400	312
Sompo Holdings Inc	2,900	132
Sony Group Corp	3,900	367
Space Co Ltd	5,000	36
ST Corp	1,500	17
Step	2,500	35
Sun	2,000	25
Tayca	1,300	12
Toei Animation Co Ltd	3,500	382
Tokio Marine Holdings Inc	4,500	261
Tonami Holdings	600	16
Toyo Machinery & Metal	1,800	8
Trend Micro Inc/Japan *	3,900	230
Tsubakimoto Kogyo Co Ltd	700	20
UNITED Inc/Japan	4,800	63
Workman Co Ltd	4,400	158
Xebio Holdings Co Ltd	8,900	60
ZIGExN Co Ltd	20,500	59
		13,189

Luxembourg — 0.3%
ArcelorMittal SA	9,755	313
Eurofins Scientific SE	1,003	93
		406

Malaysia — 0.6%
Aeon M	89,100	29
Allianz Malaysia Bhd	15,800	46
Berjaya Food	11,400	12
CB Industrial Product Holding	175,800	60
Chin Well Holdings	45,700	17
Cocoaland Holdings	53,600	15
DKSH Holdings Malaysia Bhd	30,600	31
Favelle Favco	58,000	24
Gas Malaysia	36,400	25
Innoprise Plantations	116,300	50
Kim Loong Resources Bhd	133,400	58
Lingkaran Trans Kota Holdings	19,100	21
Matrix Concepts Holdings	42,600	23
Media Prima	192,500	21

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MKH Bhd	99,700	$30
Nestle Malaysia Bhd	1,300	40
Petronas Chemicals Group Bhd	23,600	55
Power Root	61,400	21
Scicom MSC	60,700	16
Sime Darby Plantation Bhd	154,500	177
Taliworks	347,900	75
TH Plantations *	64,800	11
United Malacca	6,900	9
United Plantations Bhd	12,000	40
		906

Mexico — 0.3%
Ternium SA ADR	7,773	342
Wal-Mart de Mexico SAB de CV	53,300	197
		539

Netherlands — 5.3%
Adyen NV *	129	200
ASML Holding NV	2,246	1,290
BE Semiconductor Industries NV	3,259	199
Brunel International NV	3,087	36
EXOR NV	3,640	268
Heineken Holding NV	2,924	231
ING Groep NV	115,687	1,304
NN Group NV	51,763	2,568
OCI NV	14,559	511
SNS Reaal *	1,762	–
Universal Music Group NV	17,082	382
Wolters Kluwer NV	12,022	1,187
		8,176

New Zealand — 0.1%
Briscoe Group Ltd	11,136	43
Eroad Ltd *	18,477	28
PGG Wrightson Ltd *	3,979	12
Rakon Ltd *	49,213	48
Steel & Tube Holdings Ltd	53,444	48
		179

Norway — 1.3%
Aker BP ASA	4,592	199
AutoStore Holdings Ltd *	48,764	116
Equinor ASA	26,173	1,004
Gjensidige Forsikring ASA	15,190	331
Norsk Hydro ASA	27,901	223
Wallenius Wilhelmsen, Cl B	4,163	30
Western Bulk Chartering	6,344	31
Wilh Wilhelmsen Holding, Cl B	397	11
Wilson	2,535	17
		1,962

Peru — 0.0%
Empresa Siderurgica del Peru SAA	28,617	11

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Philippines — 0.0%
Ginebra San Miguel	5,020	$11
LT Group Inc	115,700	18
Semirara Mining & Power Corp, Cl A	60,100	38
		67

Poland — 0.5%
AB SA	1,137	13
Amica SA	436	8
Arctic Paper	9,241	28
BNPP Bank Polska SA *	952	13
Cognor Holding SA	24,049	28
ComArch SA	1,972	84
Industrial Milk	3,552	15
ING Bank Slaski SA	742	33
Lubelski Wegiel Bogdanka SA	23,362	297
Mo-BRUK	187	14
PKP Cargo *	14,365	39
Polskie Gornictwo Naftowe i Gazownictwo SA *	61,686	86
Powszechna Kasa Oszczednosci Bank Polski SA	954	7
Stalprodukt SA	672	50
Tim SA/Siechnice	4,165	33
Toya SA	8,023	11
Unimot SA *	1,772	22
VRG SA *	9,417	9
Wielton SA	10,402	16
		806

Qatar — 0.5%
Commercial Bank PSQC/The	86,683	168
Industries Qatar QSC	63,419	319
Ooredoo QPSC	146,969	299
Qatar National Cement Co QSC	35,899	49
		835

Singapore — 0.4%
Boustead Singapore Ltd	35,165	25
BRC Asia Ltd	77,500	98
Delfi Ltd	31,900	18
Food Empire Holdings Ltd	75,700	30
Geo Energy Resources Ltd	192,600	58
HRnetgroup Ltd	61,100	32
Jardine Cycle & Carriage Ltd	11,800	252
Pacific Century Regional Developments	56,000	16
Samudera Shipping Line	78,200	46
Sing Investments & Finance Ltd	21,700	23
Tiong Seng Holdings Ltd	7,037	1
		599

South Africa — 1.1%
Blue Label Telecoms Ltd *	289,784	105
Clicks Group Ltd	26,117	510

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Combined Motor Holdings Ltd	9,481	$19
Metair Investments Ltd	5,990	11
Mpact Ltd	37,554	80
Ninety One Ltd	9,910	27
Sappi Ltd *	46,269	169
Shoprite Holdings Ltd	13,894	192
Thungela Resources Ltd	18,798	299
Vodacom Group Ltd	32,393	306
		1,718

South Korea — 3.8%
Coway Co Ltd	14,636	846
CROWNHAITAI Holdings Co Ltd	6,658	51
Dongwon F&B Co Ltd	1,867	248
Dongwon Industries Co Ltd	327	63
Eusu Holdings	11,497	57
Hana Financial Group Inc	12,718	509
Hansol Holdings Co Ltd	13,363	37
Hitejinro Holdings	1,571	17
KB Financial Group Inc	406	20
Kia Corp	4,792	332
Korea District Heating	664	19
LG Electronics Inc	5,983	508
LG Household & Health Care Ltd	315	187
Lotte Confectionery Co Ltd	858	79
LX INTERNATIONAL CORP	11,692	360
Maeil Holdings Co Ltd	10,365	85
Mirae Asset Life Insurance	4,310	13
Sajodaerim Corp	1,514	38
Samsung Electronics Co Ltd	1,617	88
Samsung Electronics Co Ltd GDR	1,160	1,556
SeAH Holdings Corp	282	24
SGC e Tec E&C	1,860	77
Shinhan Financial Group Co Ltd	16,583	577
Youngone Corp	2,544	96
		5,887

Spain — 0.5%
Banco Santander SA	116,778	377
Industria de Diseno Textil SA	13,815	331
		708

Sweden — 1.2%
Assa Abloy AB, Cl B	20,176	495
Atlas Copco AB *	4,792	4
FM Mattsson Mora Group AB, Cl B	622	14
Getinge AB, Cl B	2,591	75
Hexagon AB, Cl B	38,453	467
Rottneros	9,775	16
Skandinaviska Enskilda Banken AB, Cl A	31,163	343
Telefonaktiebolaget LM Ericsson, Cl B	46,193	374
		1,788

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Switzerland — 3.4%
Alcon Inc	3,306	$248
Kuehne + Nagel International AG	2,144	566
Lonza Group AG	586	353
Novartis AG	9,463	857
Partners Group Holding AG	583	626
Roche Holding AG	4,433	1,510
Sonova Holding AG	1,584	560
Straumann Holding AG	3,210	408
Zehnder Group AG	889	65
		5,193

Taiwan — 2.9%
Asia Tech Image	14,000	27
Asustek Computer Inc	40,000	470
Axiomtek	27,000	56
Chien Kuo Construction Co Ltd	62,000	30
CTBC Financial Holding Co Ltd	284,000	266
eGalax_eMPIA Technology Inc	25,000	68
Evergreen Marine Corp Taiwan Ltd	58,000	281
General Plastic Industrial	16,000	17
Hon Hai Precision Industry Co Ltd	242,000	942
Insyde Software	18,000	57
Lida Holdings	13,000	13
Posiflex Technology Inc	3,000	13
Realtek Semiconductor Corp	23,000	353
Rich Honour International Designs	11,000	17
Sinmag Equipment	8,000	27
Taishin Financial Holding Co Ltd	600,000	371
Taiwan Semiconductor Manufacturing Co Ltd	33,000	637
Taiwan Semiconductor Manufacturing Co Ltd ADR	7,345	700
TPK Holding Co Ltd	66,000	78
		4,423

Thailand — 2.6%
Airports of Thailand PCL *	92,300	188
Bangkok Bank PCL	12,400	48
Bangkok Life Assurance PCL	92,400	105
Haad Thip	24,600	22
Kang Yong Electric PCL	1,600	17
Ladprao General Hospital PCL	109,600	19
Lanna Resources PCL	410,900	235
Minor International PCL *	1,013,500	1,037
Netbay PCL	42,700	33
PTT Global Chemical PCL	91,800	129
Ratchaphruek Hospital PLC	177,100	40
S Kijchai Enterprise PCL	174,100	41
SCB X PCL	591,100	1,952
Srivichai Vejvivat PCL	91,400	29
Thai Stanley Electric PCL	10,300	53
Thantawan Industry	8,900	11

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Screened World Equity Ex-US Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Univanich Palm Oil PCL	158,800	$43
		4,002

Turkey — 0.0%
KOC Holding AS	15,513	39
Yapi ve Kredi Bankasi AS	30,967	9
		48

United Arab Emirates — 0.1%
Abu Dhabi Aviation	10,953	14
Abu Dhabi National Insurance PSC	12,018	20
Air Arabia PJSC	41,698	23
Emaar Properties PJSC	22,199	34
Ras Al Khaimah Ceramics	55,449	45
		136

United Kingdom — 12.2%
Accenture PLC, Cl A	1,983	592
Anglo American PLC	12,042	590
Aon PLC, Cl A	2,704	745
AstraZeneca PLC	3,272	431
Atlassian Corp PLC, Cl A *	2,146	380
BAE Systems PLC	35,064	334
Cerillion PLC	3,698	41
CNH Industrial NV	46,938	697
Compass Group PLC	9,920	222
ConvaTec Group PLC	438,030	1,192
Dechra Pharmaceuticals PLC	7,152	328
Diageo PLC	12,257	568
Diploma PLC	4,697	154
Entain PLC *	45,522	839
Exillon Energy PLC *	4,819	–
Ferrexpo PLC	7,137	16
GlaxoSmithKline PLC ADR	13,568	596
Glencore PLC	142,535	938
Greggs PLC	1,924	55
Gresham Technologies PLC	9,760	19
GSK PLC	17,555	383
Gulf Keystone Petroleum Ltd	17,361	61
Hargreaves Services PLC	10,356	72
Impellam Group PLC *	3,091	17
Informa PLC *	248,054	1,704
InterContinental Hotels Group PLC	2,910	181
Intertek Group PLC	6,543	382
Investec PLC	72,074	442
Linde PLC	984	318
London Stock Exchange Group PLC	4,523	422
Macfarlane Group PLC	19,861	31
Man Group PLC/Jersey	39,857	129
Mears Group PLC	9,022	22
Melrose Industries PLC	607,908	1,037
Mercia Asset Management PLC	54,167	20
NatWest Group PLC	684,673	1,969
Nomad Foods Ltd *	64,618	1,349

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Norcros PLC	15,712	$47
NWF Group PLC	8,792	24
Prudential PLC	22,237	291
RELX PLC	33,800	967
Robert Walters PLC	4,945	31
SSE PLC	12,430	278
		18,914

United States — 3.1%
Axalta Coating Systems Ltd *	36,285	986
Berry Global Group Inc *	14,612	852
Cognex Corp	10,096	489
Gentex Corp	22,271	692
Globant SA *	797	151
Inmode Ltd *	5,493	147
Philip Morris International Inc	4,358	463
Resolute Forest Products Inc *	1,198	17
Sensata Technologies Holding PLC	20,018	962
		4,759

Total Common Stock
(Cost $137,990) ($ Thousands)		142,546

EXCHANGE TRADED FUND — 0.9%
United States — 0.9%
iShares MSCI ACWI ex US ETF	27,664	1,374
Total Exchange Traded Fund
(Cost $1,359) ($ Thousands)		1,374

PREFERRED STOCK — 0.8%
Brazil — 0.5%
Braskem SA (A)	15,412	145
Cia de Saneamento do Parana (A)	184,500	156
Itau Unibanco Holding SA *(A)	64,900	358
Petroleo Brasileiro SA(A)	26,500	167
		826

Germany — 0.3%
Sartorius AG (A)	641	258
Schaeffler AG(A)	24,446	154
		412

Total Preferred Stock
(Cost $1,138) ($ Thousands)		1,238

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.4%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	5,306,034	$5,306

Total Cash Equivalent

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT (continued)
(Cost $5,306) ($ Thousands)		$5,306

Total Investments in Securities — 97.3%
(Cost $145,793) ($ Thousands)		$150,464

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
Euro STOXX 50	52	Jun-2022	$2,032	$2,108	$59
FTSE 100 Index	10	Jun-2022	918	956	26
Hang Seng Index	2	Jul-2022	261	273	12
S&P TSX 60 Index	3	Jun-2022	577	594	12
SPI 200 Index	5	Jun-2022	625	647	11
TOPIX Index	10	Jun-2022	1,464	1,484	24
			$5,877	$6,062	$144

Percentages are based on a Net Assets of $154,699 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
(A)	There is currently no rate available.

ACWI — All Country World Index
Cl — Class
ETF — Exchange Traded Fund
FTSE— Financial Times Stock Exchange
GDR — Global Depositary Receipt
Ltd. — Limited
MSCI — Morgan Stanley Capital International

PLC — Public Limited Company
S&P— Standard & Poor's
SPI — Share Price Index
TOPIX — Tokyo Price Index
TSX — Toronto Stock Exchange

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	142,546	–	–	142,546
Exchange Traded Fund	1,374	–	–	1,374
Preferred Stock	1,238	–	–	1,238
Cash Equivalent	5,306	–	–	5,306
Total Investments in Securities	150,464	–	–	150,464

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	144	–	–	144
Total Other Financial Instruments	144	–	–	144

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$2,266	$50,452	$(47,412)	$—	$—	$5,306	5,306,034	$3	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Select Equity Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.0%
Argentina — 0.0%
YPF SA ADR *	1,887	$9
Australia — 0.2%
AGL Energy Ltd	16,300	102
Australia & New Zealand Banking Group	1,387	25
Commonwealth Bank of Australia	149	11
Computershare Ltd	1,817	30
Fortescue Metals Group Ltd	1,854	27
Goodman Group ‡	1,257	19
GrainCorp Ltd, Cl A	3,124	22
Harvey Norman Holdings Ltd	8,114	26
Incitec Pivot Ltd	32,042	81
Macquarie Group Ltd	257	34
National Australia Bank	1,542	35
SEEK Ltd	537	9
Stockland ‡	4,825	14
Suncorp Group Ltd	1,135	9
Telstra Corp Ltd	3,547	10
Wesfarmers Ltd	504	17
Woolworths Group Ltd	490	12
		483

Austria — 0.2%
Erste Group Bank AG	8,735	271
Strabag SE	2,918	129
Verbund AG, Cl A	72	7
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,400	154
Wienerberger AG	1,919	53
		614

Belgium — 0.3%
Ageas SA/NV	2,482	125
Anheuser-Busch InBev SA/NV	10,228	571
Etablissements Franz Colruyt NV	2,100	68
Groupe Bruxelles Lambert SA	86	8

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Solvay SA	80	$8
		780

Brazil — 0.5%
Ambev SA	69,173	206
Banco do Brasil SA	24,300	187
Iochpe Maxion	50,400	158
JBS SA	12,534	94
Marfrig Global Foods SA	46,100	152
Minerva SA/Brazil	40,500	121
Multiplan Empreendimentos Imobiliarios	1,300	7
Telefonica Brasil	19,600	211
TIM SA/Brazil	7,500	23
Vale SA	600	11
Vale SA ADR, Cl B	3,281	59
		1,229

Canada — 1.3%
Agnico Eagle Mines Ltd	132	7
Alimentation Couche-Tard	4,705	214
AltaGas Ltd	431	10
Aritzia Inc *	1,426	42
Bank of Montreal	6,489	706
Bausch Health Cos Inc *	598	6
Canadian Imperial Bank of Commerce	5,574	307
Canadian Natural Resources Ltd	2,236	148
Canadian Tire Corp Ltd, Cl A	1,280	176
Cenovus Energy	645	15
Cogeco Communications Inc	1,500	125
Colliers International Group Inc	603	73
Franco-Nevada Corp	70	10
Gildan Activewear Inc	3,040	96
Imperial Oil Ltd	553	30
Intact Financial Corp	538	78
Ivanhoe Mines Ltd, Cl A *	1,146	9
Loblaw Cos Ltd	4,526	417
National Bank of Canada	2,475	190
North West Co Inc/The	538	15
Nutrien Ltd	226	22
Russel Metals Inc	1,056	26
Shaw Communications Inc, Cl B	439	12
Sun Life Financial Inc	276	13
Suncor Energy Inc	218	9
TFI International Inc	1,556	128
Thomson Reuters Corp	145	14
Toromont Industries Ltd	97	9
Toronto-Dominion Bank/The	1,640	126
Tourmaline Oil Corp	4,336	268
		3,301

Chile — 0.1%
CAP SA	10,287	132
Cencosud SA	12,381	20

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Engie Energia Chile	14,637	$7
		159

China — 1.6%
Baidu Inc ADR *	390	55
Bank of Communications Co Ltd, Cl H	337,000	230
Beijing Wantai Biological Pharmacy Enterprise, Cl A	1,160	22
Bloomage Biotechnology, Cl A	332	7
BYD Co Ltd, Cl H	10,500	375
China Construction Bank Corp, Cl H	688,000	512
China Petroleum & Chemical Corp, Cl H	574,000	277
China Shenhua Energy Co Ltd, Cl H	159,621	534
China United Network Communications, Cl A	486,600	255
Contemporary Amperex Technology Co Ltd, Cl A	2,900	178
COSCO SHIPPING Holdings Co Ltd, Cl A *	7,800	18
Kingnet Network, Cl A *	23,800	19
Kunlun Energy Co Ltd	12,000	10
Li Auto Inc ADR *	10,501	263
NetEase Inc ADR	2,719	282
PICC Property & Casualty Co Ltd	328,000	319
Pinduoduo Inc ADR *	159	8
Ping An Insurance Group Co of China Ltd, Cl H	1,500	10
Shenzhou International Group Holdings Ltd	800	11
Sinomine Resource Group, Cl A	8,300	125
STO Express, Cl A	55,600	93
Xiamen Xiangyu Co Ltd, Cl A	191,598	276
Yonghui Superstores, Cl A	262,500	173
		4,052

Czech Republic — 0.1%
CEZ AS	2,719	132
Komercni Banka	7,167	222
		354

Denmark — 0.2%
AP Moller - Maersk A/S, Cl A	4	12
AP Moller - Maersk A/S, Cl B	6	17
Carlsberg AS, Cl B	87	11
Coloplast A/S, Cl B	167	20
Novo Nordisk A/S, Cl B	1,515	167
Novozymes A/S, Cl B	157	10
Pandora A/S	121	10
Scandinavian Tobacco Group A/S	8,800	188
Vestas Wind Systems A/S	492	13
		448

Egypt — 0.0%
Commercial International Bank Egypt SAE	9,558	21
Oriental Weavers	19,694	7

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Telecom Egypt Co	8,383	$7
		35

Estonia — 0.1%
Enefit Green *	20,443	90
Tallinna Kaubamaja Grupp AS	10,570	115
		205

Finland — 0.8%
Elisa Oyj, Cl A	223	13
Kesko Oyj, Cl B	605	15
Kone Oyj, Cl B	437	22
Metsa Board Oyj, Cl B	2,909	30
Metso Outotec Oyj	69,845	649
Neste Oyj	1,040	48
Nokia Oyj	118,942	596
Orion Oyj, Cl B	276	11
Stora Enso Oyj, Cl R	40,016	772
UPM-Kymmene Oyj	413	15
		2,171

France — 3.4%
Alstom SA	14,077	383
Atos SE	10,285	269
AXA SA	32,484	818
BNP Paribas SA	13,772	784
Bouygues SA	261	9
Bureau Veritas SA	529	15
Capgemini SE	52	10
Carrefour SA	18,000	367
Cie de Saint-Gobain	12,405	732
Cie Generale des Etablissements Michelin SCA, Cl B	88	12
Credit Agricole SA	1,212	13
Dassault Systemes	423	18
Engie SA	685	9
Euroapi *	108	1
Hermes International	412	490
Kering SA	71	39
Legrand SA	151	13
LVMH Moet Hennessy Louis Vuitton SE	292	187
Pernod Ricard SA	879	172
Publicis Groupe SA	14,681	800
Rexel SA	33,331	707
Sanofi	11,526	1,227
Sartorius Stedim Biotech	28	10
Schneider Electric SE	68	9
Societe BIC SA	2,300	131
Stellantis NV	846	13
TotalEnergies SE	22,668	1,350
Veolia Environnement SA	1,013	28
		8,616

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Germany — 1.9%
adidas AG	72	$14
Allianz SE	5,700	1,191
Aroundtown SA	1,723	8
BASF SE	2,264	124
Bayerische Motoren Werke AG	5,453	471
Brenntag SE	169	13
Commerzbank AG	17,723	153
Covestro AG	16,399	746
Deutsche Post AG	4,946	204
Deutsche Telekom AG	19,135	392
Hannover Rueck SE	151	23
HeidelbergCement AG	10,613	615
Mercedes-Benz Group	1,927	137
Merck KGaA	55	10
MTU Aero Engines AG	1,409	278
RWE AG	309	14
SAP SE	4,172	415
		4,808

Greece — 0.1%
Alpha Services and Holdings SA *	80,409	85
Fourlis Holdings SA *	19,206	66
Hellenic Telecommunications Organization SA	517	10
		161

Hong Kong — 1.4%
Agricultural Bank of China Ltd, Cl H	692,000	264
Alibaba Group Holding Ltd *	26,252	322
Beijing Enterprises Holdings Ltd	65,500	230
China Merchants Bank Co Ltd, Cl H	4,500	29
China Railway Signal & Communication Corp Ltd, Cl H	552,000	196
China Resources Power Holdings Co Ltd	22,446	46
China State Construction International Holdings Ltd	10,000	12
ENN Energy Holdings Ltd	900	14
Greentown China Holdings Ltd	14,828	26
Hong Kong Exchanges & Clearing Ltd	1,400	60
Industrial & Commercial Bank of China Ltd, Cl H	149,000	90
JNBY Design Ltd	19,999	22
Legend Holdings, Cl H	28,184	33
Lenovo Group Ltd	120,000	118
Meituan, Cl B *	19,626	468
New China Life Insurance Co Ltd, Cl H	40,700	107
New World Development	2,000	8
People's Insurance Co Group of China Ltd/The, Cl H	489,000	154
PetroChina Co Ltd, Cl H	638,000	342
Shenzhen Expressway Co Ltd, Cl H *	138,000	146
Shougang Fushan Resources Group Ltd	566,000	245

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sun Hung Kai Properties Ltd	5,000	$61
Sunny Optical Technology Group Co Ltd	700	11
Tencent Holdings Ltd	7,690	355
Tingyi Cayman Islands Holding Corp	60,000	106
Xinyi Glass Holdings Ltd	43,000	109
Yanzhou Coal Mining Co Ltd, Cl H	26,817	88
Zhongliang Holdings Group	131,500	34
		3,696

Hungary — 0.7%
Magyar Telekom Telecommunications PLC	233,851	238
MOL Hungarian Oil & Gas PLC	47,800	343
OTP Bank Nyrt	19,700	469
Richter Gedeon Nyrt	33,681	658
		1,708

India — 1.4%
Bajaj Finance Ltd	106	8
Bajaj Finserv Ltd	52	9
DLF	1,918	9
GAIL India Ltd	108,032	205
Grasim Industries Ltd	4,366	80
HDFC Bank Ltd	7,233	129
Housing Development Finance Corp Ltd	203	6
ICICI Bank Ltd	10,096	98
Infosys Ltd	10,849	210
Infosys Ltd ADR	8,455	160
Jagran Prakashan Ltd *	14,165	11
Jindal Saw Ltd	55,887	63
Jindal Steel & Power Ltd	29,468	143
JSW Steel Ltd	827	6
Karur Vysya Bank Ltd/The *	26,187	15
Motilal Oswal Financial Services	1,502	15
NHPC Ltd	612,000	265
NMDC Ltd	50,160	81
Oil & Natural Gas Corp Ltd	100,154	195
Oil India Ltd	63,500	195
Page Industries Ltd	442	257
Power Finance Corp Ltd	143,519	206
REC Ltd	92,931	143
Reliance Industries Ltd	2,123	72
SRF	2,473	78
Steel Authority of India Ltd	274,924	269
Sun Pharmaceutical Industries	4,125	46
Tata Consultancy Services Ltd	346	15
Tata Steel Ltd	3,076	42
Tech Mahindra Ltd	582	9
Trent	3,173	46
Varun Beverages Ltd	11,553	157
Vedanta Ltd	67,724	280
Welspun Corp Ltd	11,292	33
Wipro Ltd	4,477	28
		3,584

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Indonesia — 0.2%
Adaro Energy Indonesia	193,211	$43
Astra Agro Lestari Tbk PT	61,800	51
Astra International Tbk PT	351,435	177
Indo Tambangraya Megah Tbk PT	6,400	16
Indofood Sukses Makmur Tbk PT	118,800	54
Matahari Department Store Tbk PT	150,424	55
Mitra Adiperkasa Tbk PT	96,600	6
Saratoga Investama Sedaya Tbk PT	431,142	94
Telkom Indonesia Persero Tbk PT	317,692	94
		590

Ireland — 0.4%
CRH PLC	21,667	897
James Hardie Industries PLC	5,605	145
		1,042

Israel — 0.1%
Bank Leumi Le-Israel BM	11,149	110
Check Point Software Technologies Ltd *	900	113
ZIM Integrated Shipping Services Ltd	661	42
		265

Italy — 0.9%
Assicurazioni Generali SpA	637	12
Eni SpA	26,584	404
Hera SpA	53,900	200
Intesa Sanpaolo SpA	310,332	675
Iveco Group NV *	12,800	81
Mediobanca Banca di Credito Finanziario SpA	821	8
Sesa SpA	72	10
Snam SpA	3,202	18
Tenaris SA	754	13
UniCredit SpA	68,573	801
UnipolSai Assicurazioni SpA	75,012	207
		2,429

Japan — 11.8%
Advantest Corp	100	7
AEON Investment Corp ‡	100	120
Aisin Corp	9,600	315
Alps Alpine Co Ltd	19,900	214
Aoyama Trading Co Ltd	10,900	74
Aozora Bank Ltd	5,700	118
Astellas Pharma Inc	700	11
Bandai Namco Holdings Inc	200	15
Canon Inc	24,557	619
Citizen Watch Co Ltd	70,500	302
Cosel Co Ltd	7,100	42
Credit Saison Co Ltd	43,800	510
Dai-ichi Life Holdings Inc	36,500	747
Daiichi Sankyo Co Ltd	1,500	40
Daito Trust Construction Co Ltd	2,701	239

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Daiwa House Industry Co Ltd	400	$10
DCM Holdings Co Ltd	22,400	185
Dentsu Group	900	30
East Japan Railway Co	6,500	334
Eizo Corp	3,600	97
FANUC Corp	4,700	771
Fuji Media Holdings Inc	18,200	155
FUJIFILM Holdings Corp	5,531	306
Fujitsu Ltd	200	30
H.U. Group Holdings Inc	5,300	110
Hachijuni Bank Ltd/The	43,700	152
Hirogin Holdings Inc	24,600	116
Hokuetsu Corp	23,700	112
Honda Motor Co Ltd	44,400	1,100
Inpex Corp	1,000	13
Isuzu Motors Ltd	800	9
ITOCHU Corp	1,000	29
Itochu Enex Co Ltd	22,300	181
Japan Lifeline Co Ltd	21,900	157
Japan Tobacco Inc	28,766	523
JFE Holdings Inc	31,900	394
JGC Holdings Corp	49,100	690
JTEKT	36,300	277
Kajima Corp	36,500	393
Kao Corp	18,100	731
KDDI Corp	8,900	310
Kirin Holdings Co Ltd	54,500	844
Komeri Co Ltd	12,100	259
K's Holdings Corp	25,000	250
Kubota	600	11
Kuraray Co Ltd	32,500	272
KYORIN Holdings Inc	12,700	164
Lixil Corp	600	11
Mabuchi Motor Co Ltd	8,200	226
Macnica Fuji Electronics Holdings Inc	658	15
Marubeni Corp	1,900	20
Meitec Corp	2,900	156
Mitsubishi Corp	7,000	241
Mitsubishi Estate Co Ltd	67,500	1,002
Mitsubishi HC Capital Inc	20,200	96
Mitsubishi UFJ Financial Group Inc	85,300	484
Mitsui & Co Ltd	3,368	85
Mitsui High-Tec Inc	305	26
Mizuho Financial Group Inc	22,800	269
MS&AD Insurance Group Holdings Inc	10,000	318
NH Foods Ltd	7,300	222
Nikon Corp	4,382	55
Nippon Steel Corp	59,900	1,048
Nippon Telegraph & Telephone Corp	16,800	511
Nippon Television Holdings Inc	32,300	306
Nippon Yusen KK	526	44
Nishi-Nippon Financial Holdings Inc	30,900	181

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nitto Denko Corp	333	$24
Nomura Holdings Inc	45,600	180
Nomura Research Institute Ltd	526	15
North Pacific Bank Ltd	37,500	63
NSK Ltd	91,000	519
NTT Data Corp	7,451	117
Obayashi Corp	21,900	155
Oji Holdings	12,300	54
Ono Pharmaceutical Co Ltd	600	16
Oriental Land Co Ltd/Japan	100	15
Osaka Gas Co Ltd	12,300	230
OSG Corp	16,400	211
Otsuka Corp	14,500	460
Panasonic Holdings	1,700	16
Park24 Co Ltd	16,300	257
Rengo Co Ltd	25,400	137
Rohto Pharmaceutical	1,739	45
Sawai Group Holdings Co Ltd	6,200	183
Seiko Epson Corp	29,200	490
Seino Holdings	28,100	225
SoftBank Group Corp	21,600	903
Sony Group Corp	11,000	1,036
Stanley Electric	13,100	238
Subaru Corp	8,100	140
Sumitomo Chemical Co Ltd	1,900	8
Sumitomo Electric Industries Ltd	56,600	627
Sumitomo Heavy Industries Ltd	8,900	210
Sumitomo Mitsui Financial Group Inc	30,300	924
Sumitomo Mitsui Trust Holdings Inc	22,700	684
Suzuken Co Ltd/Aichi Japan	5,800	158
Takashimaya Co Ltd	12,500	124
Takeda Pharmaceutical Co Ltd	22,200	639
Teijin Ltd	12,400	128
Toagosei	12,800	102
Toho Holdings Co Ltd	10,800	164
Tokyo Electron Ltd	1,473	675
Tokyo Gas Co Ltd	46,300	904
Tokyo Ohka Kogyo Co Ltd	149	9
Toray Industries Inc	150,400	779
Toyota Tsusho Corp	400	15
United Arrows Ltd	6,900	109
Wacoal Holdings Corp	8,000	124
Xebio Holdings Co Ltd	8,900	60
Yamada Holdings Co Ltd	81,400	287
Yamaha Motor Co Ltd	4,733	96
		30,259

Malaysia — 0.3%
Evergreen Fibreboard *	126,172	18
Malaysian Pacific Industries Bhd	1,227	9
Petronas Chemicals Group Bhd	125,796	295
RHB Bank Bhd	130,700	181
Supermax Corp Bhd	592,898	142

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ta Ann Holdings	25,388	$29
		674

Mexico — 0.1%
Alpek SAB de CV, Cl A	37,898	50
Alsea SAB de CV *	75,978	163
Arca Continental SAB de CV	7,008	47
Grupo Aeroportuario del Sureste SAB de CV, Cl B	340	7
Grupo Financiero Banorte SAB de CV, Cl O	5,800	38
		305

Netherlands — 1.5%
Aegon NV	3,602	19
Akzo Nobel NV	216	19
APERAM SA	10,366	429
ArcelorMittal SA	18,553	595
CNH Industrial NV	39,700	593
Heineken NV	239	24
ING Groep NV	60,397	681
Koninklijke Ahold Delhaize NV	37,014	1,019
Koninklijke DSM NV	247	42
Koninklijke Philips NV	377	10
NN Group NV	3,000	149
Prosus NV	4,671	242
Randstad NV	180	10
Wolters Kluwer NV	166	16
		3,848

New Zealand — 0.0%
Spark New Zealand Ltd	2,641	8
Norway — 0.1%
Austevoll Seafood ASA	8,600	115
DNB Bank ASA	501	10
Gjensidige Forsikring ASA	469	10
Mowi ASA	792	21
Norsk Hydro ASA	1,928	15
Orkla ASA	991	8
Telenor ASA	700	10
		189

Pakistan — 0.0%
Habib Bank Ltd	63,667	33
Meezan Bank	8,923	6
		39

Philippines — 0.2%
Aboitiz Power	34,400	21
Alliance Global Group Inc	28,400	6
DMCI Holdings Inc	1,491,280	256
International Container Terminal Services Inc	17,608	73
LT Group Inc	125,400	20
Manila Electric Co	5,060	36
Nickel Asia	365,498	50

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Semirara Mining & Power Corp, Cl A	22,100	$14
		476

Poland — 1.0%
Bank Handlowy w Warszawie SA	13,410	198
Bank Polska Kasa Opieki SA	12,113	264
Benefit Systems *	776	110
Budimex SA	1,752	90
CAPITEA *	158,863	–
Ciech SA	12,491	117
ComArch SA	2,742	116
Grupa Kety SA	1,749	253
LPP	59	142
Powszechna Kasa Oszczednosci Bank Polski SA *	94,118	702
Powszechny Zaklad Ubezpieczen SA	50,000	378
Toya SA	73,963	106
VRG SA *	95,776	89
		2,565

Portugal — 0.1%
REN - Redes Energeticas Nacionais SGPS SA	46,500	144
Romania — 0.5%
Banca Transilvania SA	285,332	156
BRD-Groupe Societe Generale SA	77,937	232
Fondul Proprietatea SA	562,627	251
OMV Petrom SA	3,843,686	386
Societatea Nationala de Gaze Naturale ROMGAZ SA	17,932	175
Sphera Franchise Group	35,121	102
		1,302

Russia — 0.0%
Detsky Mir PJSC (A)	101,061	–
Gazprom Neft PJSC (A)	7,643	–
Gazprom PJSC (A)	125,045	–
HeadHunter Group PLC ADR (A)	161	–
Inter RAO UES PJSC (A)	2,649,312	–
Magnit PJSC (A)	2,567	–
Magnitogorsk Iron & Steel Works PJSC (A)	26,960	–
MMC Norilsk Nickel PJSC (A)	354	–
PhosAgro PJSC GDR (A)	12,000	–
Rosneft Oil Co PJSC (A)	35,283	–
Sberbank of Russia PJSC (A)	105,050	–
X5 Retail Group NV GDR (A)	10,491	–
		0

Saudi Arabia — 0.3%
Al Rajhi Bank	2,293	61
Aldrees Petroleum and Transport Services	761	16
Alinma Bank	8,394	86
Bank AlBilad *	1,877	25
Etihad Etisalat Co	3,434	36
SABIC Agri-Nutrients	3,799	149

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sahara International Petrochemical Co	6,853	$98
Saudi Arabian Oil Co	18,837	210
Saudi Basic Industries Corp	890	27
Saudi Electricity Co	10,535	68
		776

Singapore — 0.2%
Best World International Ltd (A)	24,994	25
DBS Group Holdings Ltd	10,200	230
Sheng Siong Group Ltd	9,641	11
United Overseas Bank Ltd	11,200	241
		507

South Africa — 0.4%
Barloworld Ltd	20,146	127
DataTec Ltd	5,239	12
KAP Industrial Holdings	107,850	32
Mediclinic International PLC	19,992	97
Motus Holdings Ltd	16,680	123
MTN Group	1,659	18
Old Mutual Ltd	306,533	251
PPC Ltd *	157,631	38
Reinet Investments SCA	5,481	112
Sappi Ltd	26,427	96
Sibanye Stillwater Ltd	20,633	68
		974

South Korea — 1.8%
BGF retail Co Ltd	58	9
Chongkundang Holdings Corp	131	7
CJ CheilJedang Corp	76	24
Daewon Pharmaceutical	3,919	55
Daishin Securities Co Ltd	624	8
Daou Data Corp	5,757	61
DB Insurance Co Ltd	156	8
Dentium Co Ltd	1,401	87
Doosan Bobcat Inc	2,722	84
GOLFZON	1,243	169
GS Holdings Corp	184	7
Hana Financial Group Inc	4,326	173
Hyundai Glovis Co Ltd	312	54
InBody Co Ltd	368	8
Industrial Bank of Korea	921	8
JYP Entertainment	675	31
KB Financial Group Inc	7,204	352
Korea Real Estate Investment & Trust	31,298	50
KT Corp	10,726	329
KT&G Corp	2,100	144
KUMHOE&C Co Ltd	2,572	19
Kyeryong Construction Industrial Co Ltd	2,534	67
LG Innotek Co Ltd	169	53
LX INTERNATIONAL CORP	6,657	205
LX Semicon Co Ltd	486	50
Meritz Securities Co Ltd	1,990	10

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NHN Corp *	869	$22
PHA	566	4
Samsung Electronics Co Ltd	11,750	640
Samsung Electronics Co Ltd GDR	885	1,205
Seah Besteel Holdings	4,659	66
SeAH Steel Corp	384	56
Seoyon E-Hwa	5,721	40
Shinsegae Inc	567	116
SK Hynix Inc	346	30
SK Square Co Ltd *	2,356	90
SK Telecom Co Ltd	2,700	125
Value Added Technology	2,125	65
		4,531

Spain — 0.7%
Banco Santander SA	310,299	1,002
CaixaBank SA	2,800	10
Endesa SA	7,900	174
Financiera Alba	277	17
Grifols SA	28,574	600
Industria de Diseno Textil SA	469	11
Naturgy Energy Group SA	606	18
Viscofan SA	573	31
		1,863

Sweden — 0.3%
Atlas Copco *	476	–
Atlas Copco, Cl A	1,904	21
Autoliv Inc	8,626	679
Axfood AB	942	28
Boliden	398	17
Boliden, Cl D *	398	1
Epiroc AB, Cl A	514	10
Essity AB, Cl B	872	23
Evolution AB	83	9
Investment Latour, Cl B	305	7
Kinnevik AB, Cl B *	618	12
Skanska AB, Cl B	536	9
Swedish Match AB	1,314	13
Volvo AB, Cl B	568	10
		839

Switzerland — 0.9%
ABB Ltd	1,410	43
Cie Financiere Richemont SA, Cl A	4,982	553
Geberit AG	114	63
Kuehne + Nagel International AG	98	26
LEM Holding SA	13	24
Lonza Group AG	61	37
Novartis AG	207	19
Partners Group Holding AG	51	55
Roche Holding AG	3,555	1,211
SGS SA	3	7
Sonova Holding AG	26	9

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
STMicroelectronics NV	474	$19
Swiss Life Holding AG	200	113
Swiss Re AG	237	19
		2,198

Taiwan — 2.1%
Advanced International Multitech	4,000	13
ASE Technology Holding Co Ltd	9,000	32
Asustek Computer Inc	23,000	271
Cathay Financial Holding Co Ltd	65,061	125
Chailease Holding Co Ltd	1,000	8
Chicony Electronics Co Ltd	78,000	232
Chunghwa Telecom Co Ltd	26,600	116
Coretronic Corp	6,600	13
Evergreen Marine Corp Taiwan Ltd	8,000	39
Excelsior Medical *	4,000	9
Far EasTone Telecommunications	26,989	74
Faraday Technology Corp	33,000	273
Feng Hsin Steel Co Ltd	6,349	17
Gamania Digital Entertainment	3,000	7
Global Unichip Corp	14,000	267
Hon Hai Precision Industry Co Ltd	44,000	171
Jarllytec Co Ltd	25,000	58
Lien Hwa Industrial Holdings Corp	9,201	18
Mega Financial Holding Co Ltd	173,904	232
Nan Ya Plastics Corp	3,000	9
PharmaEngine *	7,000	18
Phison Electronics	21,000	286
Pou Chen Corp	109,000	118
Realtek Semiconductor Corp	460	7
Ruentex Development	7,000	19
Sino-American Silicon Products Inc	4,000	24
SinoPac Financial Holdings Co Ltd	298,000	186
Sitronix Technology Corp	6,000	53
Synnex Technology International Corp	21,973	53
Taishin Financial Holding Co Ltd	179,202	111
Taiwan Cement Corp	7,000	10
Taiwan Cooperative Financial Holding Co Ltd	118,973	115
Taiwan Semiconductor Manufacturing Co Ltd	89,849	1,734
Unimicron Technology Corp	40,000	297
Winbond Electronics Corp	315,000	318
Yuanta Financial Holding Co Ltd	185,000	155
		5,488

Thailand — 0.4%
Advanced Info Service PCL	9,600	61
AP Thailand	474,800	155
Bangkok Bank PCL	35,900	137
Bangkok Chain Hospital	22,500	13
Bangkok Dusit Medical Services	146,922	111
Bumrungrad Hospital PCL	7,169	37

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Central Retail Corp PCL	9,000	$10
Com7 PCL, Cl F	222,524	246
Indorama Ventures PCL	8,200	12
Kiatnakin Phatra Bank PCL	91,900	193
Regional Container Lines	4,300	6
Thai Union Group PCL	282,200	142
		1,123

Turkey — 0.2%
KOC Holding AS	40,966	103
Migros Ticaret AS *	41,084	111
Turk Hava Yollari AO *	33,309	101
Turkiye Petrol Rafinerileri *	7,000	116
		431

United Kingdom — 3.6%
3i Group PLC	1,946	31
Admiral Group PLC	476	13
Antofagasta PLC	596	11
Ashtead Group PLC	391	21
BAE Systems PLC	28,011	267
Berkeley Group Holdings	199	11
BP PLC	150,781	825
British American Tobacco PLC	4,800	212
CK Hutchison Holdings Ltd	1,000	7
Evraz PLC	21,791	22
Glencore PLC	2,151	14
Globaltrans Investment PLC GDR	27,819	–
Halyk Savings Bank of Kazakhstan JSC GDR *	35,706	337
Imperial Brands PLC	6,941	157
Indivior PLC *	10,019	42
Informa PLC *	114,454	786
InterContinental Hotels Group	189	12
Intermediate Capital Group PLC	3,165	63
International Consolidated Airlines Group SA	225,319	362
J Sainsbury PLC	4,986	14
Kaspi.KZ JSC GDR	6,682	352
Legal & General Group PLC	5,596	18
Linde PLC	4,288	1,392
Lloyds Banking Group PLC	1,419,954	803
M&G PLC	4,020	11
MD Medical Group Investments PLC GDR	29,105	–
Next PLC	260	21
Nova Ljubljanska Banka dd GDR	13,800	194
Pearson PLC	86,206	820
Persimmon PLC	751	21
Sage Group PLC/The	3,393	28
Schroders PLC	273	10
Segro PLC ‡	921	13
Smiths Group PLC	449	9
Spectris	8,215	313

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tesco PLC	5,068	$17
Travis Perkins PLC	28,806	438
Unilever PLC	4,200	203
Vodafone Group PLC	20,220	33
Whitbread PLC	18,318	629
WPP PLC	60,264	699
		9,231

United States — 51.6%
Communication Services — 3.7%
Alphabet Inc, Cl A *	1,738	3,954
Alphabet Inc, Cl C *	333	760
AT&T Inc	76,400	1,627
Comcast Corp, Cl A	6,300	279
Fox Corp	9,100	323
Interpublic Group of Cos Inc/The	7,766	250
Live Nation Entertainment Inc *	332	32
Lumen Technologies Inc	1,268	16
Meta Platforms Inc, Cl A *	5,825	1,128
Paramount Global, Cl B	388	13
T-Mobile US Inc *	220	29
Verizon Communications Inc	11,000	564
Walt Disney Co/The *	349	39
Warner Bros Discovery Inc *	19,557	361
ZoomInfo Technologies, Cl A *	1,052	42
		9,417
Consumer Discretionary — 8.7%
Adient PLC *	13,810	489
Advance Auto Parts Inc	6,000	1,139
Amazon.com Inc *	23	55
AutoZone Inc *	1,294	2,665
Bath & Body Works Inc	860	35
Beazer Homes USA Inc *	22,970	372
Best Buy Co Inc	392	32
Booking Holdings Inc *	11	25
Dana Inc	24,780	410
Darden Restaurants Inc	123	15
Designer Brands Inc, Cl A	44,110	685
Dollar Tree Inc *	8,000	1,283
Domino's Pizza Inc	82	30
DR Horton Inc	1,848	139
eBay Inc	22,447	1,093
Express Inc *	72,880	216
Foot Locker Inc	15,830	522
Ford Motor Co	7,613	104
Gap Inc/The	37,740	416
Garmin Ltd	251	27
General Motors Co *	623	24
Gentex Corp	18,130	564
Genuine Parts Co	111	15
Hasbro Inc	69	6
Las Vegas Sands Corp *	24,100	855
Lennar Corp, Cl A	7,003	562

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LKQ Corp	152	$8
Lowe's Cos Inc	12,290	2,400
M/I Homes Inc *	11,690	547
Mattel Inc *	5,520	139
MGM Resorts International	231	8
Murphy USA Inc	1,493	372
Newell Brands Inc	28,844	618
NIKE Inc, Cl B	8,747	1,040
O'Reilly Automotive Inc *	404	257
Pool Corp	29	12
Service Corp International/US	4,111	288
Sportsman's Warehouse Holdings Inc *	40,100	379
Stellantis	36,460	551
Tapestry Inc	18,500	638
Target Corp	1,766	286
Taylor Morrison Home Corp, Cl A *	14,560	422
Tenneco Inc, Cl A *	32,630	565
Tesla Inc *	55	42
TJX Cos Inc/The	16,663	1,059
Tractor Supply Co	2,527	473
Ulta Beauty Inc *	346	146
Whirlpool Corp	1,221	225
		22,253
Consumer Staples — 3.4%
Altria Group Inc	3,000	162
Archer-Daniels-Midland Co	5,271	479
Clorox Co/The	120	18
Coca-Cola Co/The	2,254	143
Colgate-Palmolive Co	8,347	658
Conagra Brands Inc	29,412	967
Estee Lauder Cos Inc/The, Cl A	44	11
General Mills Inc	2,231	156
Hershey Co/The	2,377	503
Hormel Foods Corp	204	10
J M Smucker Co/The	3,261	409
Kellogg Co	3,472	242
Kraft Heinz Co/The	6,735	255
Kroger Co/The	17,880	947
PepsiCo Inc	8,944	1,500
Philip Morris International Inc	6,400	680
Procter & Gamble Co/The	3,318	491
Tyson Foods Inc, Cl A	4,033	361
United Natural Foods Inc *	13,450	570
Walgreens Boots Alliance Inc	364	16
Walmart Inc	370	48
		8,626
Energy — 3.4%
Baker Hughes Co, Cl A	2,952	106
California Resources Corp	598	26
Chevron Corp	10,800	1,886
Coterra Energy Inc, Cl A	1,077	37
CVR Energy Inc	22,170	763

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Delek US Holdings Inc *	27,810	$811
Devon Energy Corp	9,357	701
Halliburton Co	2,157	87
Hess Corp	327	40
HF Sinclair	20,380	1,001
Kinder Morgan Inc	11,000	217
Liberty Oilfield Services Inc, Cl A *	52,640	856
Marathon Petroleum Corp	2,674	272
Murphy Oil Corp	21,500	912
ONEOK Inc	165	11
ProPetro Holding Corp *	60,060	784
Schlumberger NV	669	31
Valero Energy Corp	676	88
		8,629
Financials — 7.3%
Aflac Inc	16,633	1,008
Allstate Corp/The	13,813	1,888
Ally Financial Inc	35,680	1,571
American Express Co	2,949	498
American Financial Group Inc/OH	700	99
American International Group Inc	21,911	1,286
Ameriprise Financial Inc	26	7
Annaly Capital Management Inc ‡	24,400	161
Arthur J Gallagher & Co	258	42
Assurant Inc	223	39
Bank of America Corp	2,451	91
Bank of New York Mellon Corp/The	186	9
Berkshire Hathaway Inc, Cl B *	1,000	316
BlackRock Inc, Cl A	62	41
Capital One Financial Corp	142	18
Cincinnati Financial Corp	238	30
Citigroup Inc	15,717	839
Citizens Financial Group Inc	381	16
CME Group Inc, Cl A	4,696	934
Cohen & Steers Inc	317	24
Credicorp Ltd	52	7
Discover Financial Services	195	22
Enova International Inc *	599	19
Equitable Holdings Inc	40,700	1,238
Everest Re Group Ltd	800	226
FactSet Research Systems Inc	1,827	697
Fifth Third Bancorp	372	15
Franklin Resources Inc	362	10
Goldman Sachs Group Inc/The	146	48
Hartford Financial Services Group Inc/The	3,500	254
Houlihan Lokey Inc, Cl A	379	33
Huntington Bancshares Inc/OH	606	8
Invesco Ltd	981	19
JPMorgan Chase & Co	230	30
Kearny Financial Corp/MD	19,000	236
KeyCorp	993	20
Lincoln National Corp	8,526	494

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marsh & McLennan Cos Inc	410	$66
MetLife Inc	228	15
Moody's Corp	7,031	2,120
Morgan Stanley	943	81
MSCI Inc, Cl A	2,479	1,097
Northern Trust Corp	378	42
Oaktree Specialty Lending Corp	24,500	170
PNC Financial Services Group Inc/The	116	20
Progressive Corp/The	6,121	731
Raymond James Financial Inc	111	11
Regions Financial Corp	1,039	23
S&P Global Inc	999	349
Signature Bank/New York NY	970	210
State Street Corp	486	35
Synchrony Financial	295	11
T Rowe Price Group Inc	248	32
Wells Fargo & Co	28,770	1,317
Willis Towers Watson PLC	54	11
Wintrust Financial Corp	844	74
		18,708
Health Care — 8.1%
AbbVie Inc	323	48
Agilent Technologies Inc	2,471	315
AmerisourceBergen Corp, Cl A	9,384	1,453
Amgen Inc	1,500	385
Anthem Inc	161	82
Becton Dickinson and Co	4,098	1,048
Biogen Inc *	338	68
Bristol-Myers Squibb Co	10,209	770
Cardinal Health Inc	667	38
Cigna Corp	281	75
CVS Health Corp	15,111	1,462
Danaher Corp	238	63
DaVita Inc *	394	38
Gilead Sciences Inc	4,103	266
GSK	61,112	1,334
HCA Healthcare Inc	57	12
Henry Schein Inc *	91	8
Hologic Inc *	145	11
Humana Inc	170	77
IQVIA Holdings Inc *	1,598	344
Johnson & Johnson	13,855	2,487
Laboratory Corp of America Holdings	100	25
McKesson Corp	1,739	572
Merck & Co Inc	17,400	1,601
Mettler-Toledo International Inc *	669	860
Organon & Co	27,990	1,063
PerkinElmer Inc	1,066	160
Perrigo Co PLC	21,700	865
Pfizer Inc	10,559	560
Prestige Consumer Healthcare Inc *	790	44
Quest Diagnostics Inc	2,492	351

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ResMed Inc	235	$48
Shockwave Medical Inc *	474	78
STERIS PLC	40	9
Thermo Fisher Scientific Inc	1,131	642
United Therapeutics Corp *	6,000	1,382
UnitedHealth Group Inc	4,041	2,008
Universal Health Services Inc, Cl B	212	26
Waters Corp *	54	18
West Pharmaceutical Services Inc	152	47
		20,743
Industrials — 5.1%
Alaska Air Group Inc *	7,920	382
Allison Transmission Holdings Inc, Cl A	5,300	212
CACI International Inc, Cl A *	600	168
Carlisle Cos Inc	833	212
Carrier Global Corp	21,547	847
Caterpillar Inc	113	24
Cintas Corp	507	202
Copart Inc *	320	37
Cummins Inc	1,179	246
Curtiss-Wright Corp	4,700	667
Deere & Co	132	47
Dover Corp	192	26
Eaton Corp PLC	122	17
Equifax Inc	93	19
Expeditors International of Washington Inc	3,132	341
Fastenal Co	1,105	59
FedEx Corp	2,834	636
Ferguson PLC	360	43
Fortune Brands Home & Security Inc	268	19
Graco Inc	13,312	843
Hawaiian Holdings Inc *	23,830	423
Howmet Aerospace Inc	323	12
Huntington Ingalls Industries Inc	187	39
IDEX Corp	59	11
JB Hunt Transport Services Inc	126	22
Johnson Controls International plc	196	11
Korn Ferry	815	50
L3Harris Technologies Inc	800	193
Leidos Holdings Inc	214	22
Lockheed Martin Corp	500	220
Manitowoc Co Inc/The *	25,430	331
Meritor Inc *	21,430	775
Middleby Corp/The *	6,543	991
MillerKnoll	20,900	631
Norfolk Southern Corp	32	8
Northrop Grumman Corp	600	281
Old Dominion Freight Line Inc	406	105
Otis Worldwide Corp	11,923	887
Parker-Hannifin Corp	3,879	1,056
Pentair PLC	584	29
Republic Services Inc, Cl A	98	13

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Robert Half International Inc	2,095	$189
Rockwell Automation Inc	143	30
Saia Inc *	287	57
Signify NV	15,204	606
Snap-on Inc	181	40
Southwest Airlines Co *	243	11
Textron Inc	850	56
Trane Technologies PLC	159	22
Union Pacific Corp	3,574	785
United Parcel Service Inc, Cl B	329	60
United Rentals Inc *	294	88
WW Grainger Inc	84	41
Xylem Inc/NY	142	12
		13,154
Information Technology — 9.3%
Accenture PLC, Cl A	383	114
Adobe Inc *	1,986	827
Akamai Technologies Inc *	265	27
Amdocs Ltd	6,000	521
Amphenol Corp, Cl A	4,930	349
Analog Devices Inc	6,605	1,112
Apple Inc	11,373	1,693
Arista Networks Inc *	339	35
Arrow Electronics Inc *	4,845	585
Automatic Data Processing Inc	716	160
Avnet Inc	12,050	584
Broadcom Inc	310	180
Broadridge Financial Solutions Inc	208	30
Cadence Design Systems Inc *	264	41
CDW Corp/DE	235	40
Cisco Systems Inc	6,541	295
Cognizant Technology Solutions Corp, Cl A	1,420	106
Datadog Inc, Cl A *	1,472	141
Dell Technologies Inc, Cl C	3,300	165
DXC Technology Co *	47,580	1,676
EPAM Systems Inc *	30	10
ExlService Holdings Inc *	498	71
F5 Inc *	74	12
Fortinet Inc *	234	69
Gartner Inc *	410	108
Hewlett Packard Enterprise Co	2,406	37
HP Inc	1,640	64
Intel Corp	27,342	1,214
International Business Machines Corp	11,257	1,563
Intuit Inc	78	32
Jack Henry & Associates Inc	294	55
Juniper Networks Inc	5,446	167
KLA Corp	2,479	904
Kyndryl Holdings Inc *	600	7
Lam Research Corp	1,690	879
Manhattan Associates Inc *	1,001	121
Mastercard Inc, Cl A	4,765	1,705

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Micron Technology Inc	5,037	$372
Microsoft Corp	15,143	4,117
Monolithic Power Systems Inc	498	224
Motorola Solutions Inc	47	10
NetApp Inc	300	21
NortonLifeLock Inc	405	10
ON Semiconductor Corp *	509	31
Oracle Corp	23,674	1,703
Paychex Inc	5,396	668
PTC Inc *	140	16
Pure Storage Inc, Cl A *	4,149	99
Qorvo Inc *	210	24
QUALCOMM Inc	336	48
Seagate Technology Holdings PLC	4,062	344
Teledyne Technologies Inc *	33	13
Teradyne Inc	2,073	227
Trimble Inc *	138	9
VeriSign Inc *	116	20
Western Digital Corp *	389	24
Western Union Co/The	11,300	205
Zebra Technologies Corp, Cl A *	77	26
Zscaler Inc *	342	52
		23,962
Materials — 1.4%
Albemarle Corp	593	154
Avery Dennison Corp	125	22
Berry Global Group Inc *	2,400	140
Celanese Corp, Cl A	152	24
Eastman Chemical Co	194	21
FMC Corp	116	14
International Paper Co	622	30
Livent Corp *	3,204	102
Mosaic Co/The	790	49
Newmont Corp	385	26
Nucor Corp	799	106
Packaging Corp of America	5,516	868
Pactiv Evergreen Inc	20,297	209
Reliance Steel & Aluminum Co	1,642	319
Sealed Air Corp	2,100	131
Sherwin-Williams Co/The	4,691	1,257
Silgan Holdings Inc	3,000	131
Westrock Co	941	46
		3,649
Real Estate — 0.3%
Acadia Realty Trust ‡	1,419	28
Brandywine Realty Trust ‡	10,000	112
CBRE Group Inc, Cl A *	162	13
Duke Realty Corp ‡	633	33
Extra Space Storage Inc ‡	282	50
Host Hotels & Resorts Inc ‡	6,683	134
Independence Realty Trust Inc ‡	1,697	40
Jones Lang LaSalle Inc *	709	140

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mid-America Apartment Communities Inc ‡	107	$19
Public Storage ‡	30	10
SITE Centers Corp ‡	1,639	26
Sun Communities Inc ‡	1,662	273
		878
Utilities — 0.9%
Alliant Energy Corp	173	11
Ameren Corp	136	13
Atmos Energy Corp	142	16
CenterPoint Energy Inc	911	29
CMS Energy Corp	214	15
Consolidated Edison Inc	82	8
DTE Energy Co	216	29
Edison International	186	13
Entergy Corp	1,128	136
Evergy Inc	3,587	251
FirstEnergy Corp	438	19
National Fuel Gas Co	18,600	1,368
NiSource Inc	1,033	32
Otter Tail Corp	2,900	190
Sempra Energy	72	12
UGI Corp	3,700	158
		2,300
		132,319

Vietnam — 0.0%
Coteccons Construction JSC	17,500	41
Total Common Stock
(Cost $210,375) ($ Thousands)		240,869

PREFERRED STOCK — 0.5%
Brazil — 0.1%
Banco ABC Brasil SA (B)	17,266	59
Itausa SA (B)	49,900	101
Petroleo Brasileiro SA (B)	5,100	32
Usinas Siderurgicas de Minas Gerais Usiminas, Cl A(B)	18,900	44
		236

Germany — 0.4%
Bayerische Motoren Werke AG , 6.320%	151	12
Draegerwerk AG & Co KGaA (B)	2,900	152
Porsche Automobil Holding SE (B)	4,193	342
Volkswagen AG(B)	3,336	553
		1,059

Russia — 0.0%
Sberbank of Russia PJSC(A)(B)	147,000	–
Total Preferred Stock
(Cost $2,077) ($ Thousands)		1,295

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	2,628,331	$2,628

Total Cash Equivalent
(Cost $2,628) ($ Thousands)		2,628

Total Investments in Securities — 95.5%
(Cost $215,080) ($ Thousands)		$244,792

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Select Equity Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Hang Seng Index	9	Jul-2022	$1,173	$1,227	$54
MSCI Singapore Index	27	Jul-2022	587	591	4
OMX Stockholm 30	14	Jun-2022	285	292	2
S&P 500 Index E-MINI	110	Jun-2022	23,430	22,722	(708)
S&P TSX 60 Index	28	Jun-2022	5,700	5,550	(170)
SPI 200 Index	28	Jun-2022	3,672	3,622	(15)
			34,847	34,004	(833)
Short Contracts
Euro STOXX 50	(5)	Jun-2022	$(197)	$(203)	$(6)
FTSE 100 Index	(1)	Jun-2022	(94)	(96)	(2)
MSCI Emerging Markets	(158)	Jun-2022	(8,464)	(8,400)	64
TOPIX Index	(105)	Jun-2022	(15,785)	(15,581)	(968)
			(24,540)	(24,280)	(912)
			$10,307	$9,724	$(1,745)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2022 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/27/22	USD	498	NOK	4,777	$11
Barclays PLC	06/27/22	SGD	651	USD	473	(2)
Barclays PLC	06/27/22	USD	871	SGD	1,199	4
Barclays PLC	06/27/22	SEK	3,295	USD	334	(3)
Barclays PLC	06/27/22	USD	12,743	JPY	1,618,155	(150)
Barclays PLC	06/27/22	JPY	3,794,593	USD	29,887	356
BNP Paribas	06/27/22	USD	124	NZD	193	1
BNP Paribas	06/27/22	AUD	563	USD	399	(5)
BNP Paribas	06/27/22	USD	1,643	DKK	11,434	6
BNP Paribas	06/27/22	USD	1,692	HKD	13,275	1
BNP Paribas	06/27/22	DKK	2,172	USD	312	(1)
BNP Paribas	06/27/22	CAD	3,878	USD	3,020	(46)
BNP Paribas	06/27/22	USD	6,322	CHF	6,082	34
BNP Paribas	06/27/22	USD	8,189	CAD	10,510	121
BNP Paribas	06/27/22	USD	19,040	EUR	17,825	79
BNP Paribas	06/27/22	EUR	25,182	USD	26,898	(112)
Brown Brothers Harriman	06/27/22	NZD	0	USD	0	—
Brown Brothers Harriman	06/27/22	NZD	3	USD	2	—
Brown Brothers Harriman	06/27/22	USD	3	NZD	5	—
Brown Brothers Harriman	06/27/22	USD	2	NZD	3	—
Brown Brothers Harriman	06/27/22	USD	21	NOK	199	—
Brown Brothers Harriman	06/27/22	SGD	13	USD	10	—
Brown Brothers Harriman	06/27/22	SGD	13	USD	9	—
Brown Brothers Harriman	06/27/22	USD	6	SGD	8	—
Brown Brothers Harriman	06/27/22	USD	31	SGD	42	—
Brown Brothers Harriman	06/27/22	NOK	46	USD	5	—
Brown Brothers Harriman	06/27/22	AUD	11	USD	8	—

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/27/22	AUD	43	USD	30	$(1)
Brown Brothers Harriman	06/27/22	USD	69	DKK	482	—
Brown Brothers Harriman	06/27/22	USD	72	HKD	563	—
Brown Brothers Harriman	06/27/22	USD	90	SEK	881	—
Brown Brothers Harriman	06/27/22	HKD	129	USD	16	—
Brown Brothers Harriman	06/27/22	CHF	36	USD	38	—
Brown Brothers Harriman	06/27/22	CHF	97	USD	101	—
Brown Brothers Harriman	06/27/22	DKK	138	USD	20	—
Brown Brothers Harriman	06/27/22	CAD	156	USD	122	(1)
Brown Brothers Harriman	06/27/22	USD	129	AUD	180	1
Brown Brothers Harriman	06/27/22	USD	89	AUD	124	—
Brown Brothers Harriman	06/27/22	GBP	89	USD	112	—
Brown Brothers Harriman	06/27/22	GBP	169	USD	212	—
Brown Brothers Harriman	06/27/22	SEK	263	USD	27	—
Brown Brothers Harriman	06/27/22	USD	167	CHF	161	—
Brown Brothers Harriman	06/27/22	USD	114	CHF	109	—
Brown Brothers Harriman	06/27/22	USD	359	CAD	457	2
Brown Brothers Harriman	06/27/22	USD	318	GBP	253	1
Brown Brothers Harriman	06/27/22	USD	172	GBP	136	—
Brown Brothers Harriman	06/27/22	USD	221	JPY	28,405	—
Brown Brothers Harriman	06/27/22	USD	416	JPY	52,905	(5)
Brown Brothers Harriman	06/27/22	USD	827	EUR	772	1
Brown Brothers Harriman	06/27/22	USD	124	EUR	116	—
Brown Brothers Harriman	06/27/22	EUR	131	USD	141	—
Brown Brothers Harriman	06/27/22	EUR	909	USD	974	(1)
Brown Brothers Harriman	06/27/22	JPY	76,169	USD	599	6
Brown Brothers Harriman	06/27/22	JPY	92,550	USD	720	—
Standard Chartered	06/13/22	USD	1,399	KRW	1,781,297	39
Standard Chartered	06/13/22	KRW	1,786,776	USD	1,399	(44)
Standard Chartered	06/27/22	NZD	46	USD	30	—
Standard Chartered	06/27/22	NOK	1,509	USD	157	(3)
Standard Chartered	06/27/22	HKD	1,802	USD	230	—
Standard Chartered	06/27/22	USD	2,140	SEK	21,099	19
Standard Chartered	06/27/22	CHF	2,330	USD	2,421	(13)
Standard Chartered	06/27/22	USD	5,127	AUD	7,239	67
Standard Chartered	06/27/22	GBP	6,942	USD	8,678	(72)
Standard Chartered	06/27/22	USD	9,508	GBP	7,606	78
						$368

Percentages are based on Net Assets of $256,449 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	No interest rate available.

ADR — American Depositary Receipt
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
Cl — Class
DKK — Danish Krone
EUR — Euro
FTSE— Financial Times Stock Exchange

GBP — British Pound Sterling
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
JPY — Japanese Yen
JSC — Joint-Stock Company
KRW — Korean Won
Ltd. — Limited
MSCI — Morgan Stanley Capital International

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

World Select Equity Fund (Concluded)

NOK — Norwegian Krone
NZD — New Zealand Dollar
OMX — OM Stockholm 30 Dividend Point Index
PJSC — Public Joint-Stock Company
PLC — Public Limited Company
S&P— Standard & Poor's
SEK — Swedish Krona
SGD — Singapore Dollar
SPI — Share Price Index
TOPIX — Tokyo Price Index
TSX — Toronto Stock Exchange
USD — U.S. Dollar
The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	240,837	7	25	240,869
Preferred Stock	1,295	–	–	1,295
Cash Equivalent	2,628	–	–	2,628
Total Investments in Securities	244,760	7	25	244,792

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	124	–	–	124
Unrealized Depreciation	(1,869)	–	–	(1,869)
Forwards Contracts*
Unrealized Appreciation	–	827	–	827

Unrealized Depreciation	–	(459)	–	(459)
Total Other Financial Instruments	(1,745)	368	–	(1,377)

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$4,159	$62,332	$(63,863)	$—	$—	$2,628	2,628,331	$3	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Equity Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.2%
Argentina — 0.4%
Arcos Dorados Holdings, Cl A	330,491	$2,584
Corp America Airports SA *	266,076	1,687
		4,271

Bangladesh — 0.2%
BRAC Bank Ltd	4,711,262	2,175
Brazil — 5.0%
Ambev SA	609,700	1,818
Ambipar Participacoes e Empreendimentos SA	143,000	912
Banco do Brasil SA	948,554	7,316
Banco Santander Brasil SA	556,400	3,936
BrasilAgro - Brasileira de Propriedades Agricolas	18,000	123
Cia Brasileira de Aluminio	387,100	1,296
Cia Brasileira de Distribuicao	86,100	372
Cielo SA	1,207,000	1,001
Cosan SA	1,182,300	5,394
CPFL Energia SA	411,200	2,904
CSN Mineracao SA	1,434,900	1,472
Empreendimentos Pague Menos SA *	444,500	624
Gerdau SA ADR	251,244	1,533
Hapvida Participacoes e Investimentos SA	1,186,736	1,676
JBS SA	364,200	2,743
Lojas Renner SA	362,100	2,024
Magazine Luiza SA	1,886,400	1,477
Marfrig Global Foods SA	229,700	756
Neoenergia	271,500	1,020
Oncoclinicas do Brasil Servicos Medicos *	678,500	800
Petro Rio *	207,700	1,218
Petroleo Brasileiro SA ADR, Cl A	504,060	6,336
Santos Brasil Participacoes SA	758,800	1,175

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sinqia	403,900	$1,637
SLC Agricola SA	59,080	690
StoneCo Ltd, Cl A *	173,056	1,738
TIM SA/Brazil	624,700	1,880
TOTVS SA	161,200	957
Vale SA ADR, Cl B	37,605	679
XP Inc, Cl A *	42,847	969
		56,476

Canada — 1.4%
Aclara Resources *	460,380	155
Capstone Mining *	406,537	1,540
Dundee Precious Metals Inc	206,003	1,220
Endeavour Mining	89,519	2,060
First Quantum Minerals Ltd	80,668	2,335
Gran Tierra Energy Inc *	776,233	1,399
Ivanhoe Mines Ltd, Cl A *	572,192	4,361
Neo Performance Materials Inc	50,826	527
Parex Resources Inc	101,873	2,256
		15,853

Chile — 1.3%
Banco Santander Chile ADR	144,151	2,867
Cia Cervecerias Unidas SA ADR	144,709	2,027
Empresas CMPC SA	598,075	1,035
Empresas COPEC	190,257	1,512
Quinenco SA	398,310	1,452
Sociedad Quimica y Minera de Chile SA ADR	51,586	5,477
		14,370

China — 9.5%
360 DigiTech Inc ADR	59,666	939
37 Interactive Entertainment Network Technology Group, Cl A	585,000	1,904
Angel Yeast, Cl A	340,600	2,172
Apeloa Pharmaceutical, Cl A	196,100	611
Autohome Inc ADR	54,375	1,976
Baidu Inc ADR *	10,041	1,409
Bank of Communications, Cl A	1,320,400	974
Bank of Communications Co Ltd, Cl H	2,368,000	1,615
Beijing Huafeng Test & Control Technology, Cl A	20,615	1,143
BYD Co Ltd, Cl H	20,000	714
China Coal Energy Co Ltd, Cl H	1,298,000	1,191
China Construction Bank Corp, Cl H	15,254,000	11,355
China Everbright Bank Co Ltd, Cl H	5,097,000	1,676
China Jushi, Cl A	463,681	1,138
China Life Insurance Co Ltd, Cl H	216,000	331
China Medical System Holdings Ltd	1,711,000	2,530
China National Building Material Co Ltd, Cl H	798,000	1,008
China Northern Rare Earth Group High-Tech, Cl A	82,500	432
China Petroleum & Chemical Corp, Cl H	5,770,000	2,787

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Railway Group Ltd, Cl H	3,049,000	$2,110
China Shenhua Energy Co Ltd, Cl H	283,500	949
Contemporary Amperex Technology Co Ltd, Cl A	6,620	406
COSCO SHIPPING Holdings Co Ltd, Cl H *	1,240,050	2,197
Daqin Railway Co Ltd, Cl A	443,345	447
Daqo New Energy Corp ADR *	28,704	1,404
Dongfeng Motor Group Co Ltd, Cl H	3,618,000	2,845
Guangzhou Tinci Materials Technology, Cl A	104,800	599
Haier Smart Home Co Ltd, Cl H	1,658,800	5,910
Hundsun Technologies Inc, Cl A	143,580	865
JD.com Inc ADR	20,834	1,169
JD.com Inc, Cl A	9,121	263
Jiangxi Copper, Cl H	480,000	781
Kunlun Energy Co Ltd	4,786,000	4,124
Kweichow Moutai Co Ltd, Cl A	7,875	2,134
Li Ning Co Ltd	359,500	2,804
Lufax Holding Ltd ADR	530,504	3,337
NetEase Inc ADR	29,730	3,084
PICC Property & Casualty Co Ltd	7,078,000	6,874
Pinduoduo Inc ADR *	1,900	96
Ping An Insurance Group Co of China Ltd, Cl A	332,500	2,208
Ping An Insurance Group Co of China Ltd, Cl H	700,000	4,488
Power Construction Corp of China, Cl A	767,426	900
Qingdao Haier Biomedical, Cl A *	97,999	1,061
Shenzhou International Group Holdings Ltd	278,900	3,857
Tongwei Co Ltd, Cl A	241,895	1,642
Vipshop Holdings Ltd ADR *	285,417	2,654
Weichai Power Co Ltd, Cl H	2,543,000	3,954
Wuliangye Yibin Co Ltd, Cl A	25,179	648
Wuxi Lead Intelligent Equipment, Cl A	44,867	327
Xiamen Faratronic, Cl A	68,500	1,804
Xtep International Holdings Ltd	1,505,500	2,168
Zhejiang Expressway Co Ltd, Cl H	1,876,000	1,657
ZTO Express Cayman Inc ADR	90,126	2,428
		108,099

Colombia — 0.0%
Bancolombia SA ADR, Cl R	10,706	481
Czech Republic — 0.1%
Moneta Money Bank AS	252,682	838
Egypt — 0.1%
Commercial International Bank Egypt SAE GDR	722,680	1,431
Germany — 0.2%
Krones	20,070	1,804
Greece — 1.1%
Alpha Services and Holdings SA *	931,238	983
Eurobank Ergasias Services and Holdings SA *	2,830,997	3,161
Mytilineos Holdings	62,940	1,119

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
National Bank of Greece SA *	972,904	$3,693
OPAP SA	39,158	583
Piraeus Financial Holdings SA *	1,308,487	1,654
Star Bulk Carriers Corp	23,777	778
		11,971

Hong Kong — 11.2%
Agricultural Bank of China Ltd, Cl H	11,893,000	4,532
AIA Group Ltd	388,440	4,005
Alibaba Group Holding Ltd ADR *	31,561	3,031
Anhui Conch Cement Co Ltd, Cl H	756,500	3,838
Bank of China Ltd, Cl H	7,741,000	3,108
Beijing Enterprises Holdings Ltd	446,500	1,565
Bosideng International Holdings Ltd	2,606,000	1,385
China Datang Renewable Power, Cl H	7,067,000	2,459
China Everbright Environment Group Ltd	1,471,000	885
China Feihe	1,663,000	1,683
China Galaxy Securities, Cl H	1,074,500	593
China International Capital, Cl H	798,800	1,521
China Lesso Group Holdings Ltd	1,287,000	1,654
China Meidong Auto Holdings Ltd	576,000	2,070
China Mengniu Dairy Co Ltd	763,000	3,919
China Merchants Port Holdings Co Ltd	938,000	1,779
China Power International Development	1,231,000	626
China Resources Land Ltd	2,164,000	9,654
CIMC Enric Holdings Ltd	2,074,000	2,189
CITIC Ltd	1,705,000	1,915
First Pacific Co Ltd	7,750,000	3,398
Ganfeng Lithium, Cl H	31,800	409
Guangzhou Automobile Group Co Ltd, Cl H	2,800,000	2,652
Hong Kong Exchanges & Clearing Ltd	37,200	1,608
Industrial & Commercial Bank of China Ltd, Cl H	10,658,000	6,398
Kingboard Laminates Holdings Ltd	721,000	1,211
Kingsoft	525,600	1,765
Lenovo Group Ltd	3,774,000	3,723
NetEase	278,870	6,050
New Horizon Health Ltd *	260,000	557
Orient Overseas International Ltd	5,500	169
PAX Global Technology Ltd	2,040,000	1,612
PetroChina Co Ltd, Cl H	4,978,000	2,671
Shandong Weigao Group Medical Polymer Co Ltd, Cl H	934,400	1,037
Shanghai Fosun Pharmaceutical Group Co Ltd, Cl H	175,400	739
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	305,600	498
Techtronic Industries Co Ltd	261,000	3,420
Tencent Holdings Ltd	238,981	11,039
Towngas Smart Energy	3,605,000	1,801
Truly International Holdings	4,826,000	1,384
Uni-President China Holdings Ltd	2,442,000	1,974
Vinda International Holdings Ltd	498,000	1,248

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WH Group Ltd	4,019,815	$3,085
WuXi AppTec Co Ltd, Cl H	236,244	2,916
Wuxi Biologics Cayman Inc *	60,000	444
Xinyi Solar Holdings Ltd	2,651,000	4,724
Yadea Group Holdings Ltd	1,988,000	3,228
Zhongsheng Group Holdings Ltd	361,500	2,567
Zoomlion Heavy Industry Science and Technology Co Ltd	5,084,000	3,136
		127,874

Hungary — 0.6%
MOL Hungarian Oil & Gas PLC	254,355	1,825
OTP Bank Nyrt	101,407	2,413
Richter Gedeon Nyrt	145,158	2,835
		7,073

Iceland — 0.4%
Islandsbanki HF	4,320,225	3,973
India — 10.0%
Apollo Tyres Ltd	393,664	1,107
Aster DM Healthcare *	840,050	2,160
Astral Ltd	38,160	850
Bank of Baroda *	506,018	653
Bata India Ltd	71,483	1,729
Bharti Airtel Ltd *	18,950	171
Coal India Ltd	249,790	621
Computer Age Management Services	26,993	809
Divi's Laboratories Ltd	65,474	3,029
GAIL India Ltd	1,592,093	3,019
Genus Power Infrastructures	1,455,778	1,652
Godrej Properties Ltd *	39,096	705
HCL Technologies Ltd	360,153	4,828
HDFC Bank Ltd	141,304	2,528
Hero MotoCorp Ltd	90,070	3,218
Hindalco Industries Ltd	491,830	2,677
Hindustan Petroleum Corp Ltd	704,480	2,067
Housing Development Finance Corp Ltd	161,749	4,806
ICICI Bank Ltd ADR	437,884	8,429
Indian Energy Exchange Ltd	832,825	2,088
Infosys Ltd	175,800	3,405
Infosys Ltd ADR	156,290	2,948
Ipca Laboratories	105,415	1,226
ITC Ltd	188,108	656
Kotak Mahindra Bank Ltd	166,884	3,970
KPIT Technologies Ltd	457,289	3,124
Lemon Tree Hotels *	1,519,002	1,256
Mindtree Ltd	28,076	1,102
Narayana Hrudayalaya *	307,780	2,595
NCC Ltd/India	384,390	320
Oil & Natural Gas Corp Ltd	2,424,388	4,723
Petronet LNG Ltd	736,273	2,152
Phoenix Mills	136,628	2,054
PI Industries	36,398	1,293

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PNC Infratech Ltd	442,352	$1,396
PTC India Ltd	870,358	992
PVR Ltd *	117,443	2,783
Quess	233,384	2,116
REC Ltd	454,124	697
Shriram Transport Finance Co Ltd	80,600	1,221
Star Health & Allied Insurance *	104,454	919
State Bank of India	321,468	1,938
Sun Pharmaceutical Industries	188,382	2,088
Tata Consultancy Services Ltd	98,269	4,258
Tata Steel Ltd	138,363	1,881
Tech Mahindra Ltd	26,604	404
Titan Co Ltd	19,030	543
UPL Ltd	384,636	3,862
Varun Beverages Ltd	257,512	3,504
Vedanta Ltd	321,897	1,331
VST Tillers Tractors	37,582	1,245
WNS Holdings Ltd ADR *	71,565	5,208
		114,356

Indonesia — 3.8%
Adaro Energy Indonesia	2,673,800	600
Astra International Tbk PT	1,664,600	839
Avia Avian	36,847,800	1,870
Bank Central Asia Tbk PT	4,321,400	2,297
Bank Mandiri Persero Tbk PT	1,609,400	938
Bank Rakyat Indonesia Persero Tbk PT	31,883,576	10,124
Cisarua Mountain Dairy TBK *	10,816,900	2,886
Indo Tambangraya Megah Tbk PT	195,300	469
Indofood Sukses Makmur Tbk PT	921,200	417
Matahari Department Store Tbk PT	4,392,600	1,627
Media Nusantara Citra Tbk PT	13,680,900	910
Medikaloka Hermina Tbk PT	77,974,500	7,353
Merdeka Copper Gold Tbk PT *	4,030,310	1,506
Pakuwon Jati Tbk PT	120,515,984	4,215
Telkom Indonesia Persero Tbk PT	2,725,500	805
Ultrajaya Milk Industry & Trading Co Tbk PT	31,400,000	3,252
United Tractors Tbk PT	257,200	552
Vale Indonesia *	3,771,800	2,128
		42,788

Kenya — 0.2%
ARM Cement Ltd *	10	–
Equity Group Holdings PLC/Kenya	5,792,163	2,256
		2,256

Kuwait — 0.0%
Agility Public Warehousing KSC	134,680	505
Malaysia — 0.1%
Kuala Lumpur Kepong	77,000	449
Sime Darby Plantation	442,200	508
		957

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mexico — 1.9%
Alfa SAB de CV, Cl A	716,300	$545
Arca Continental SAB de CV	113,848	767
Banco del Bajio SA	357,800	888
Gruma SAB de CV, Cl B	71,660	858
Grupo Aeroportuario del Centro Norte SAB de CV, Cl B	300,808	2,164
Grupo Aeroportuario del Sureste SAB de CV ADR	10,850	2,358
Grupo Financiero Banorte SAB de CV, Cl O	938,100	6,055
Grupo Mexico SAB de CV, Ser B	894,301	4,408
Megacable Holdings SAB de CV	404,000	1,164
Wal-Mart de Mexico SAB de CV	803,117	2,965
		22,172

Netherlands — 0.1%
BE Semiconductor Industries NV	23,052	1,407
Nigeria — 0.4%
Nigerian Breweries	3,989,043	600
Zenith Bank PLC	76,698,031	4,334
		4,934

Norway — 0.1%
Scatec	59,010	596
Pakistan — 0.2%
United Bank Ltd/Pakistan	4,070,761	2,690
Philippines — 2.7%
AC Energy Corp	929,277	127
AllHome Corp	17,413,000	1,772
Alliance Global Group Inc	19,991,310	4,083
Ayala Corp	309,759	4,121
Ayala Land Inc	5,943,100	3,358
BDO Unibank Inc	1,862,424	4,743
Century Pacific Food *	2,522,700	1,059
GT Capital Holdings Inc	387,410	3,716
Jollibee Foods Corp	160,170	640
Metropolitan Bank & Trust Co	1,447,240	1,519
Monde Nissin Corp *	8,915,200	2,519
Robinsons Land Corp	8,086,500	2,995
		30,652

Poland — 0.5%
Bank Polska Kasa Opieki SA	44,043	960
Cyfrowy Polsat SA	172,200	904
Dino Polska SA *	31,884	2,230
KGHM Polska Miedz SA	27,122	923
STS Holding *	111,297	377
		5,394

Qatar — 0.2%
Commercial Bank PSQC/The	272,276	528
Industries Qatar QSC	193,555	972
Qatar Islamic Bank SAQ	94,187	599
		2,099

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Russia — 0.0%
Gazprom PJSC ADR (A)	503,042	$–
LUKOIL PJSC ADR (A)	107,182	–
Mobile TeleSystems PJSC ADR (A)	556,416	–
Moscow Exchange PJSC *(A)	945,410	–
Ozon Holdings ADR *(A)	30,008	–
Sberbank of Russia PJSC ADR *(A)	93,380	–
Surgutneftegas PJSC ADR (A)	416,721	–
Yandex NV, Cl A *(A)	50,933	–
		–
Saudi Arabia — 2.2%
Al Rajhi Bank	121,107	3,194
Dr Sulaiman Al Habib Medical Services Group	7,152	408
Etihad Etisalat Co	42,839	448
Jarir Marketing Co	15,712	679
Leejam Sports JSC	9,287	249
Nahdi Medical *	109,670	4,731
Riyad Bank	37,465	383
SABIC Agri-Nutrients	41,947	1,644
Sahara International Petrochemical Co	64,641	924
Saudi Arabian Mining *	41,972	728
Saudi Arabian Oil Co	66,760	746
Saudi Electricity Co	64,779	419
Saudi Kayan Petrochemical Co *	49,031	227
Saudi National Bank	420,809	8,123
Saudi Telecom Co	28,784	789
United Electronics Co	28,113	866
United International Transportation Co	56,636	710
		25,268

South Africa — 3.2%
Absa Group Ltd	102,603	1,209
Aspen Pharmacare Holdings Ltd	59,992	622
Bidvest Group Ltd/The	32,669	457
Capitec Bank Holdings Ltd	17,626	2,549
Exxaro Resources Ltd	35,604	506
FirstRand Ltd	264,810	1,230
Gold Fields Ltd	102,412	1,006
Growthpoint Properties ‡	1,486,612	1,374
Impala Platinum Holdings Ltd	97,222	1,335
Kumba Iron Ore Ltd	37,386	1,415
Mr Price Group Ltd	229,086	3,050
MTN Group	45,426	492
Naspers Ltd, Cl N	78,177	8,601
Nedbank Group Ltd	189,033	2,880
Old Mutual Ltd	1,617,439	1,324
Sappi Ltd	475,711	1,736
Sasol Ltd *	53,333	1,421
Shoprite Holdings Ltd	10,434	144
Sibanye Stillwater Ltd	826,977	2,711

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vodacom Group Ltd	209,609	$1,977
		36,039

South Korea — 11.8%
Cheil Worldwide Inc	108,873	2,288
CJ CheilJedang Corp	21,788	6,930
CJ ENM Co Ltd	27,746	2,667
Coway Co Ltd	55,367	3,200
DB Insurance Co Ltd	8,431	443
Dentium Co Ltd	30,791	1,919
DGB Financial Group Inc	197,315	1,384
DL E&C Co Ltd	13,310	563
Ecopro	4,759	1,942
Eugene Technology Co Ltd	35,576	1,172
GS Holdings Corp	30,735	1,128
Hana Financial Group Inc	246,974	9,881
Hana Materials Inc	46,256	2,408
Hankook Tire & Technology Co Ltd	41,656	1,200
Hansol Chemical Co Ltd	12,042	2,584
Hanwha Corp	35,600	832
Hyosung TNC Corp	1,938	672
Hyundai Glovis Co Ltd	3,307	567
Hyundai Marine & Fire Insurance Co Ltd	20,901	530
Hyundai Mipo Dockyard Co Ltd	40,621	2,751
Hyundai Mobis Co Ltd	9,266	1,636
Iljin Materials Co Ltd	12,484	907
KB Financial Group Inc	50,532	2,467
KH Vatec	54,735	1,000
Kia Corp	90,727	6,285
Korea Gas Corp	15,633	560
Kumho Petrochemical	13,726	1,775
LG Chemical	6,552	3,098
LG Corp	17,470	1,133
LG Electronics Inc	57,458	4,876
LG Innotek Co Ltd	1,875	583
Lotte Chemical Corp	11,579	1,914
LX INTERNATIONAL CORP	19,679	605
LX Semicon Co Ltd	16,379	1,679
Meritz Fire & Marine Insurance Co Ltd	42,422	1,325
Mirae Asset Securities Co Ltd	45,922	303
NAVER Corp	6,968	1,622
POSCO Holdings ADR	18,494	1,064
POSCO Holdings Inc	4,858	1,135
PSK Inc	34,875	1,275
Samsung Electro-Mechanics Co Ltd	10,312	1,288
Samsung Electronics Co Ltd	630,683	34,358
Samsung Engineering Co Ltd *	69,449	1,378
Samsung Securities Co Ltd	9,348	300
Seegene Inc	9,198	330
SK Hynix Inc	74,839	6,533
SK Telecom Co Ltd	71,593	3,304
SKC Co Ltd	18,183	2,366
SL Corp	101,228	2,557

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Woori Financial Group Inc	53,602	$646
Youngone Corp	14,013	527
		133,890

Taiwan — 13.1%
Acer Inc	877,000	879
Airtac International Group	56,019	1,834
Alchip Technologies Ltd	109,000	3,511
Arcadyan Technology Corp	460,000	1,949
ASPEED Technology Inc	18,300	1,466
Asustek Computer Inc	75,000	882
Bizlink Holding Inc	185,000	1,985
Chailease Holding Co Ltd	586,670	4,548
ChipMOS Technologies	231,000	386
CTBC Financial Holding Co Ltd	7,359,000	6,884
Delta Electronics Inc	262,000	2,180
E Ink Holdings Inc	623,000	4,357
Elite Material	185,000	1,482
Evergreen Marine Corp Taiwan Ltd	180,000	871
Farglory Land Development	446,000	1,008
Fittech *	127,000	707
Fubon Financial Holding Co Ltd	2,286,579	5,050
Gigabyte Technology Co Ltd	222,000	864
Hon Hai Precision Industry Co Ltd	838,912	3,266
King Yuan Electronics Co Ltd	227,000	359
Lite-On Technology Corp	515,862	1,123
Macronix International Co Ltd	2,579,000	3,510
Makalot Industrial Co Ltd	157,000	887
MediaTek Inc	209,357	6,528
Merida Industry Co Ltd	132,000	1,185
Micro-Star International Co Ltd	1,089,000	5,065
momo.com Inc	70,000	2,014
Nien Made Enterprise Co Ltd	129,000	1,405
Parade Technologies Ltd	25,000	1,296
Powertech Technology Inc	70,000	236
Realtek Semiconductor Corp	70,000	1,073
Silergy Corp	28,447	2,979
Sino-American Silicon Products Inc	167,000	993
Taiwan Business Bank	3,405,000	1,443
Taiwan Paiho Ltd	422,000	987
Taiwan Semiconductor Manufacturing Co Ltd	2,201,000	42,465
Taiwan Semiconductor Manufacturing Co Ltd ADR	140,083	13,350
Unimicron Technology Corp	237,000	1,760
United Microelectronics Corp	3,344,000	5,922
Voltronic Power Technology Corp	45,950	2,343
Winbond Electronics Corp	1,583,000	1,598
Wiwynn Corp *	126,000	4,007
Yang Ming Marine Transport Corp *	478,000	2,050
Yuanta Financial Holding Co Ltd	1,188,000	997
		149,684

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Thailand — 3.3%
AP Thailand	478,400	$157
Bangkok Bank	851,100	3,258
Bangkok Chain Hospital	1,027,300	609
Bangkok Life Assurance NVDR	962,000	1,096
Central Plaza Hotel PCL	1,501,600	1,843
Com7 PCL	1,322,000	1,458
Fabrinet *	10,328	897
Home Product Center PCL	8,812,645	3,837
Humanica	3,222,600	1,196
Indorama Ventures	452,500	651
JMT Network Services PCL	1,236,800	2,801
Kasikornbank PCL	142,200	611
Kasikornbank PCL NVDR	966,500	4,152
Kiatnakin Bank PCL	249,400	525
Krung Thai Bank PCL	1,438,100	635
Land & Houses	6,761,600	1,768
Major Cineplex Group NVDR	1,499,100	938
PTT Exploration & Production	265,100	1,313
PTT PCL	586,500	656
PTT PCL NVDR	5,354,300	5,985
Sri Trang Agro-Industry PCL	3,262,800	2,355
Thai Union Group PCL, Cl F	2,695,900	1,355
		38,096

Turkey — 0.3%
BIM Birlesik Magazalar AS	380,364	1,915
Ford Otomotiv Sanayi AS	27,427	519
KOC Holding AS	141,579	354
Turk Hava Yollari AO *	206,517	629
		3,417

United Arab Emirates — 2.4%
Abu Dhabi Commercial Bank PJSC	566,360	1,542
Abu Dhabi Ports PJSC *	3,471,746	4,594
Borouge *	4,507,013	3,006
Dubai Electricity & Water Authority PJSC *	1,370,572	951
Dubai Islamic Bank PJSC	976,475	1,582
Emaar Development PJSC *	5,231,220	6,295
Emaar Properties PJSC	5,639,192	8,766
Fertiglobe	286,337	415
First Abu Dhabi Bank PJSC	167,654	980
		28,131

United Kingdom — 4.3%
Airtel Africa	2,368,186	4,614
Endava PLC ADR *	9,253	933
Energean PLC *	508,924	8,569
Halyk Savings Bank of Kazakhstan JSC GDR *	663,101	6,266
Hochschild Mining PLC	2,702,265	3,750
NAC Kazatomprom JSC GDR	189,669	5,264
Nova Ljubljanska Banka dd GDR	264,407	3,725
SEPLAT Energy	3,037,908	4,556

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SolGold PLC *	6,774,749	$2,715
TBC Bank Group PLC	172,284	3,214
TCS Group Holding GDR *	22,288	–
Tullow Oil PLC *	2,661,939	1,832
WAG Payment Solutions *	1,509,678	1,865
Wizz Air Holdings PLC *	42,968	1,581
		48,884

United States — 1.4%
Adecoagro	17,557	195
Coupang, Cl A *	49,461	668
Credicorp Ltd	31,081	4,363
Dlocal, Cl A *	30,092	867
EPAM Systems Inc *	5,716	1,935
Freshworks, Cl A *	32,853	518
Globant SA *	10,221	1,937
IHS Holding *	191,059	2,238
Turquoise Hill Resources *	121,963	3,424
		16,145

Vietnam — 1.5%
Ho Chi Minh City Development Joint Stock Commercial Bank *	1,964,670	2,211
Hoa Phat Group JSC *	926,113	1,386
Military Commercial Joint Stock Bank *	4,649,081	5,563
Vietnam Technological & Commercial Joint Stock Bank *	1,612,520	2,583
Vincom Retail JSC *	2,196,659	2,856
Vinhomes JSC	898,700	2,698
		17,297

Total Common Stock
(Cost $1,017,988) ($ Thousands)		1,084,346

PREFERRED STOCK (B) — 1.4%
Brazil — 0.2%
Cia Energetica de Minas Gerais	427,180	1,045
Cia Paranaense de Energia	408,100	634
		1,679

Colombia — 0.2%
Banco Davivienda SA	215,784	2,089
South Korea — 1.0%
Hyundai Motor Co	49,523	3,702
LG Chem Ltd	10,638	2,511
LG Electronics Inc *	25,035	1,107
Samsung Electronics Co Ltd	88,853	4,359
		11,679

Total Preferred Stock
(Cost $17,484) ($ Thousands)		15,447

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS — 0.1%
India — 0.1%
Voltas, Expires 05/28/2023 *	134,600	$1,752

Total Warrants
(Cost $693) ($ Thousands)		1,752

	Number of Rights
RIGHTS — 0.0%
Taiwan — 0.0%
Acer *‡‡	4,089	–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	23,698,114	23,698

Total Cash Equivalent
(Cost $23,698) ($ Thousands)		23,698

Total Investments in Securities — 98.8%
(Cost $1,059,863) ($ Thousands)		$1,125,243

A list of the open futures contracts held by the Fund at May 31, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
MSCI Emerging Markets	345	Jun-2022	$18,265	$18,342	$77

Percentages are based on Net Assets of $1,139,272 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
JSC — Joint-Stock Company
Ltd — Limited
MSCI — Morgan Stanley Capital International
NVDR — Non-Voting Depositary Receipt
PCL — Public Company Limited
PJSC — Public Joint-Stock Company
PLC — Public Limited Company

Ser — Series

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	1,077,479	6,867	–	(2)	1,084,346
Preferred Stock	15,447	–	–		15,447
Warrants	–	1,752	–		1,752
Rights	–	–	–		–
Cash Equivalent	23,698	–	–		23,698
Total Investments in Securities	1,116,624	8,619	–	(2)	1,125,243

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	77	–	–	77
Total Other Financial Instruments	77	–	–	77

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Equity Fund (Concluded)

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(2) This category includes securities with a value of $—.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of Fund's transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$63,747	$312,953	$(353,002)	$—	$—	$23,698	23,698,114	$16	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund

†	Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 35.1%
Agency Mortgage-Backed Obligations — 1.4%
FHLMC ARM
2.876%, ICE LIBOR USD 12 Month + 2.470%, 03/01/2036(A)	$604	$628
2.731%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.250%, 06/01/2035(A)	383	401
FHLMC Multifamily Structured Pass-Through Certificates, Ser K028, Cl X1, IO
0.218%, 02/25/2023(A)	132,355	156
FHLMC REMIC, Ser 2010-83, Cl BA
5.000%, 08/25/2040	113	116
FNMA
6.000%, 09/01/2039 to 04/01/2040	242	267
3.000%, 12/01/2030	327	327
FNMA ARM
3.550%, ICE LIBOR USD 12 Month + 1.800%, 05/01/2034(A)	153	159
2.915%, ICE LIBOR USD 12 Month + 1.665%, 04/01/2033(A)	103	103
2.671%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.205%, 05/01/2035(A)	120	124
2.520%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.184%, 07/01/2036(A)	439	461
2.517%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.193%, 10/01/2024(A)	5	5

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
2.458%, ICE LIBOR USD 12 Month + 1.601%, 04/01/2034 to 06/01/2035 (A)	$339	$348
2.455%, ICE LIBOR USD 12 Month + 1.557%, 06/01/2035(A)	42	42
2.276%, ICE LIBOR USD 12 Month + 1.873%, 10/01/2033(A)	118	122
2.272%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.141%, 10/01/2033(A)	312	321
2.253%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.220%, 08/01/2034(A)	504	527
2.208%, ICE LIBOR USD 12 Month + 1.565%, 05/01/2037(A)	301	311
2.027%, ICE LIBOR USD 12 Month + 1.777%, 09/01/2034(A)	331	330
2.020%, ICE LIBOR USD 12 Month + 1.770%, 10/01/2033(A)	149	149
1.874%, ICE LIBOR USD 6 Month + 1.580%, 07/01/2034(A)	98	101
1.828%, ICE LIBOR USD 6 Month + 1.433%, 03/01/2035(A)	195	201
1.811%, ICE LIBOR USD 12 Month + 1.490%, 10/01/2035(A)	322	331
FNMA CMO, Ser 2012-136, Cl DC
1.750%, 09/25/2041	27	27
FNMA CMO, Ser 2012-137, Cl UE
1.750%, 09/25/2041	112	108
FNMA, Ser 2017-M13, Cl FA
0.994%, ICE LIBOR USD 1 Month + 0.400%, 10/25/2024(A)	57	57
FREMF Mortgage Trust, Ser 2013-K28, Cl C
3.489%, 06/25/2046(A)(B)	1,460	1,458
GNMA ARM
2.550%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.410%, 09/20/2060 to 11/20/2060 (A)	708	715
2.226%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.125%, 11/20/2060(A)	1,056	1,062
GNMA, Ser 2015-171, Cl IO, IO
0.809%, 11/16/2055(A)	10,364	349

		9,306
Non-Agency Mortgage-Backed Obligations — 33.7%
280 Park Avenue Mortgage Trust, Ser 2017-280P, Cl D
2.382%, ICE LIBOR USD 1 Month + 1.536%, 09/15/2034(A)(B)	3,000	2,873

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Adjustable Rate Mortgage Trust, Ser 2005-1, Cl 5M1
2.056%, ICE LIBOR USD 1 Month + 1.050%, 05/25/2035(A)	$1,838	$1,763
American Home Mortgage Investment Trust, Ser 2005-2, Cl 4A1
3.348%, ICE LIBOR USD 6 Month + 1.500%, 09/25/2045(A)	11	11
Angel Oak Mortgage Trust I LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048(A)(B)	9	9
Angel Oak Mortgage Trust I LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048(A)(B)	57	57
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049(A)(B)	26	26
Angel Oak Mortgage Trust I LLC, Ser 2019-4, Cl A1
2.993%, 07/26/2049(A)(B)	20	20
Angel Oak Mortgage Trust, Ser 2020-1, Cl A1
2.466%, 12/25/2059(A)(B)	19	18
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(B)	93	90
Angel Oak Mortgage Trust, Ser 2020-3, Cl A1
1.691%, 04/25/2065(A)(B)	121	117
Angel Oak Mortgage Trust, Ser 2020-4, Cl A1
1.469%, 06/25/2065(A)(B)	52	50
Angel Oak Mortgage Trust, Ser 2020-5, Cl A1
1.373%, 05/25/2065(A)(B)	498	477
Angel Oak Mortgage Trust, Ser 2020-R1, Cl A1
0.990%, 04/25/2053(A)(B)	97	94
Angel Oak Mortgage Trust, Ser 2021-1, Cl A1
0.909%, 01/25/2066(A)(B)	218	206
Angel Oak Mortgage Trust, Ser 2021-2, Cl A1
0.985%, 04/25/2066(A)(B)	1,048	965
Angel Oak Mortgage Trust, Ser 2021-3, Cl A1
1.068%, 05/25/2066(A)(B)	179	162
Angel Oak Mortgage Trust, Ser 2021-5, Cl A1
0.951%, 07/25/2066(A)(B)	345	317
Arroyo Mortgage Trust, Ser 2019-1, Cl A1
3.805%, 01/25/2049(A)(B)	791	772
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048(A)(B)	44	43

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Arroyo Mortgage Trust, Ser 2021-1R, Cl A1
1.175%, 10/25/2048(A)(B)	$1,262	$1,178
Banc of America Funding, Ser 2005-F, Cl 4A1
2.563%, 09/20/2035(A)	32	28
Banc of America Funding, Ser 2006-D, Cl 3A1
3.403%, 05/20/2036(A)	30	30
Banc of America Funding, Ser 2006-I, Cl 1A1
2.237%, 12/20/2036(A)	1,246	1,240
Banc of America Mortgage Trust, Ser 2003-K, Cl 2A1
2.606%, 12/25/2033(A)	565	552
Banc of America Mortgage Trust, Ser 2004-A, Cl 2A2
2.630%, 02/25/2034(A)	569	569
Banc of America Mortgage Trust, Ser 2004-D, Cl 2A1
3.055%, 05/25/2034(A)	235	230
Banc of America Mortgage Trust, Ser 2005-A, Cl 2A1
2.581%, 02/25/2035(A)	11	11
BANK, Ser 2018-BN12, Cl A2
4.074%, 05/15/2061	600	602
Bayview Commercial Asset Trust, Ser 2004-3, Cl A1
1.561%, ICE LIBOR USD 1 Month + 0.555%, 01/25/2035(A)(B)	1,429	1,416
BBCMS Mortgage Trust, Ser 2017-DELC, Cl B
1.905%, ICE LIBOR USD 1 Month + 1.030%, 08/15/2036(A)(B)	5,000	4,887
BBCMS Mortgage Trust, Ser 2018-TALL, Cl C
1.996%, ICE LIBOR USD 1 Month + 1.121%, 03/15/2037(A)(B)	3,000	2,702
Bear Stearns Alt-A Trust, Ser 2003-5, Cl 2A1
2.837%, 12/25/2033(A)	658	658
Bear Stearns Alt-A Trust, Ser 2004-7, Cl 2A1
2.680%, 08/25/2034(A)	1,054	1,054
Bear Stearns ARM Trust, Ser 2003-8, Cl 4A1
2.260%, 01/25/2034(A)	1,267	1,266
Bear Stearns ARM Trust, Ser 2004-1, Cl 21A1
2.339%, 04/25/2034(A)	184	180
Bear Stearns ARM Trust, Ser 2004-2, Cl 12A2
2.706%, 05/25/2034(A)	775	728
Bear Stearns ARM Trust, Ser 2004-3, Cl 2A
2.816%, 07/25/2034(A)	677	661
Bear Stearns ARM Trust, Ser 2004-5, Cl 2A
2.951%, 07/25/2034(A)	618	594
Bellemeade Re, Ser 2018-3A, Cl M1B
2.856%, ICE LIBOR USD 1 Month + 1.850%, 10/25/2028(A)(B)	1,151	1,146

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re, Ser 2019-2A, Cl M1B
2.456%, ICE LIBOR USD 1 Month + 1.450%, 04/25/2029(A)(B)	$490	$489
Bellemeade Re, Ser 2019-3A, Cl M1B
2.606%, ICE LIBOR USD 1 Month + 1.600%, 07/25/2029(A)(B)	1,404	1,398
Bellemeade Re, Ser 2021-1A, Cl M1A
2.335%, SOFR30A + 1.750%, 03/25/2031(A)(B)	382	380
Bellemeade Re, Ser 2021-2A, Cl M1A
1.785%, SOFR30A + 1.200%, 06/25/2031(A)(B)	738	725
Bellemeade Re, Ser 2021-3A, Cl M1A
1.585%, SOFR30A + 1.000%, 09/25/2031(A)(B)	1,000	988
Bellemeade Re, Ser 2022-1, Cl M1A
2.335%, SOFR30A + 1.750%, 01/26/2032(A)(B)	1,000	994
BFLD Trust, Ser 2020-OBRK, Cl A
2.925%, ICE LIBOR USD 1 Month + 2.050%, 11/15/2028(A)(B)	240	237
BRAVO Residential Funding Trust, Ser 2019-1, Cl A1C
3.500%, 03/25/2058(B)	548	546
BRAVO Residential Funding Trust, Ser 2019-NQM2, Cl A1
2.748%, 11/25/2059(A)(B)	429	422
BRAVO Residential Funding Trust, Ser 2020-NQM1, Cl A1
1.449%, 05/25/2060(A)(B)	69	69
BRAVO Residential Funding Trust, Ser 2021-NQM1, Cl A1
0.941%, 02/25/2049(A)(B)	97	91
BRAVO Residential Funding Trust, Ser 2021-NQM2, Cl A1
0.970%, 03/25/2060(A)(B)	110	106
BRAVO Residential Funding Trust, Ser 2021-NQM3, Cl A1
1.699%, 04/25/2060(A)(B)	186	181
Bunker Hill Loan Depositary Trust, Ser 2020-1, Cl A1
1.724%, 02/25/2055(A)(B)	57	56
BWay Mortgage Trust, Ser 2013-1515, Cl A1
2.809%, 03/10/2033(B)	111	110
BX Commercial Mortgage Trust, Ser 2019-XL, Cl E
2.675%, ICE LIBOR USD 1 Month + 1.800%, 10/15/2036(A)(B)	1,062	1,033
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.795%, ICE LIBOR USD 1 Month + 0.920%, 10/15/2036(A)(B)	227	224

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2020-VKNG, Cl C
2.275%, ICE LIBOR USD 1 Month + 1.400%, 10/15/2037(A)(B)	$827	$791
BX Commercial Mortgage Trust, Ser 2021-ACNT, Cl B
2.125%, ICE LIBOR USD 1 Month + 1.250%, 11/15/2038(A)(B)	2,000	1,913
BX Commercial Mortgage Trust, Ser 2021-CIP, Cl C
2.346%, ICE LIBOR USD 1 Month + 1.471%, 12/15/2038(A)(B)	2,000	1,905
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl D
2.275%, ICE LIBOR USD 1 Month + 1.400%, 06/15/2038(A)(B)	1,500	1,401
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl A
1.527%, ICE LIBOR USD 1 Month + 0.652%, 05/15/2038(A)(B)	240	230
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
1.575%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(B)	195	186
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl E
2.875%, ICE LIBOR USD 1 Month + 2.000%, 09/15/2036(A)(B)	2,000	1,880
BX Commercial Mortgage Trust, Ser 2022-LP2, Cl A
1.795%, TSFR1M + 1.013%, 02/15/2039(A)(B)	1,888	1,823
BX Trust, Ser 2021-LGCY, Cl A
1.381%, ICE LIBOR USD 1 Month + 0.506%, 10/15/2023(A)(B)	400	378
BX Trust, Ser 2021-SDMF, Cl B
1.613%, ICE LIBOR USD 1 Month + 0.738%, 09/15/2034(A)(B)	1,000	945
BX Trust, Ser 2022-LBA6, Cl A
1.782%, TSFR1M + 1.000%, 01/15/2039(A)(B)	210	203
BX Trust, Ser 2022-VAMF, Cl D
2.662%, TSFR1M + 1.880%, 01/15/2039(A)(B)	1,000	952
BX, Ser 2021-MFM1, Cl C
2.075%, ICE LIBOR USD 1 Month + 1.200%, 01/15/2034(A)(B)	1,000	952
BXHPP Trust, Ser 2021-FILM, Cl C
1.975%, ICE LIBOR USD 1 Month + 1.100%, 08/15/2036(A)(B)	2,530	2,368

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl E
3.025%, ICE LIBOR USD 1 Month + 2.150%, 12/15/2037(A)(B)	$2,000	$1,935
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl A
1.945%, ICE LIBOR USD 1 Month + 1.070%, 12/15/2037(A)(B)	2,795	2,746
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl B
2.125%, ICE LIBOR USD 1 Month + 1.250%, 12/15/2037(A)(B)	3,000	2,928
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 7A1
2.838%, 02/25/2037(A)	157	158
Chase Mortgage Finance Trust, Ser 2007-A2, Cl 2A3
2.426%, 06/25/2035(A)	327	325
CHL Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019	6	1
CHT Mortgage Trust, Ser 2017-CSMO, Cl B
2.275%, ICE LIBOR USD 1 Month + 1.400%, 11/15/2036(A)(B)	2,000	1,964
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057(A)(B)	94	94
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl C
6.306%, 03/15/2049(A)	130	129
Citigroup Commercial Mortgage Trust, Ser 2018-TBR, Cl A
1.705%, ICE LIBOR USD 1 Month + 0.830%, 12/15/2036(A)(B)	4,000	3,899
Cold Storage Trust, Ser 2020-ICE5, Cl D
2.975%, ICE LIBOR USD 1 Month + 2.100%, 11/15/2037(A)(B)	1,474	1,442
COLT Funding LLC, Ser 2021-3R, Cl A1
1.051%, 12/25/2064(A)(B)	125	121
COLT Mortgage Loan Trust, Ser 2020-2R, Cl A1
1.325%, 10/26/2065(A)(B)	47	46
COLT Mortgage Loan Trust, Ser 2020-3, Cl A1
1.506%, 04/27/2065(A)(B)	34	33
COLT Mortgage Loan Trust, Ser 2021-1, Cl A1
0.910%, 06/25/2066(A)(B)	149	132
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(B)	2,760	2,447
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A1
0.798%, 07/27/2054(B)	73	72

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(B)	$367	$321
COLT Mortgage Loan Trust, Ser 2021-4, Cl A2
1.500%, 10/25/2066(A)(B)	1,835	1,601
COLT Mortgage Loan Trust, Ser 2021-5, Cl A1
1.726%, 11/26/2066(A)(B)	914	835
COLT Mortgage Loan Trust, Ser 2021-HX1, Cl A1
1.110%, 10/25/2066(A)(B)	386	356
COLT Mortgage Pass-Through Certificates, Ser 2021-1R, Cl A1
0.857%, 05/25/2065(A)(B)	133	131
COMM Mortgage Trust, Ser 2013-300P, Cl E
4.394%, 08/10/2030(A)(B)	800	773
COMM Mortgage Trust, Ser 2013-CR10, Cl XA, IO
0.703%, 08/10/2046(A)	29,838	193
COMM Mortgage Trust, Ser 2014-CR14, Cl XA, IO
0.532%, 02/10/2047(A)	24,486	179
COMM Mortgage Trust, Ser 2014-CR15, Cl D
4.678%, 02/10/2047(A)(B)	700	690
Connecticut Avenue Securities Trust, Ser 2021-R01, Cl 1M1
1.335%, SOFR30A + 0.750%, 10/25/2041(A)(B)	370	367
Connecticut Avenue Securities Trust, Ser 2022-R02, Cl 2M1
1.785%, SOFR30A + 1.200%, 01/25/2042(A)(B)	1,729	1,697
Connecticut Avenue Securities Trust, Ser 2022-R03, Cl 1M1
2.685%, SOFR30A + 2.100%, 03/25/2042(A)(B)	947	944
Connecticut Avenue Securities Trust, Ser 2022-R04, Cl 1M1
2.585%, SOFR30A + 2.000%, 03/25/2042(A)(B)	944	936
Connecticut Avenue Securities Trust, Ser 2022-R05, Cl 2M1
2.485%, SOFR30A + 1.900%, 04/25/2042(A)(B)	485	481
Credit Suisse First Boston Mortgage Securities, Ser 2005-5, Cl 3A2
1.306%, ICE LIBOR USD 1 Month + 0.300%, 07/25/2035(A)	574	572
Credit Suisse Mortgage Capital Certificates, Ser 2021-NQM4, Cl A1
1.101%, 05/25/2066(A)(B)	198	184

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2004-AR5, Cl 6A1
2.759%, 06/25/2034(A)	$1,252	$1,279
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049(B)	272	263
CSMC Trust, Ser 2021-AFC1, Cl A1
0.830%, 03/25/2056(A)(B)	157	150
CSMC, Ser 2021-NQM1, Cl A1
0.809%, 05/25/2065(A)(B)	167	162
CSMC, Ser 2021-NQM3, Cl A1
1.015%, 04/25/2066(A)(B)	282	259
DBCG Mortgage Trust, Ser 2017-BBG, Cl C
1.875%, ICE LIBOR USD 1 Month + 1.000%, 06/15/2034(A)(B)	1,100	1,067
DBGS Mortgage Trust, Ser 2018-BIOD, Cl A
1.645%, ICE LIBOR USD 1 Month + 0.803%, 05/15/2035(A)(B)	2,741	2,695
Deephaven Residential Mortgage Trust, Ser 2020-2, Cl A1
1.692%, 05/25/2065(B)	2	2
Deephaven Residential Mortgage Trust, Ser 2021-1, Cl A1
0.715%, 05/25/2065(A)(B)	53	51
Deephaven Residential Mortgage Trust, Ser 2021-2, Cl A1
0.899%, 04/25/2066(A)(B)	67	61
Deephaven Residential Mortgage Trust, Ser 2021-2, Cl A3
1.260%, 04/25/2066(A)(B)	672	612
Eagle Re, Ser 2020-1, Cl M1A
1.906%, ICE LIBOR USD 1 Month + 0.900%, 01/25/2030(A)(B)	1,108	1,101
Eagle Re, Ser 2021-2, Cl M1A
2.135%, SOFR30A + 1.550%, 04/25/2034(A)(B)	3,000	2,974
Ellington Financial Mortgage Trust, Ser 2019-2, Cl A2
2.892%, 11/25/2059(A)(B)	512	501
Ellington Financial Mortgage Trust, Ser 2020-2, Cl A1
1.178%, 10/25/2065(A)(B)	679	659
Ellington Financial Mortgage Trust, Ser 2021-1, Cl A1
0.797%, 02/25/2066(A)(B)	901	825
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(B)	103	94
ELP Commercial Mortgage Trust, Ser 2021-ELP, Cl A
1.576%, ICE LIBOR USD 1 Month + 0.701%, 11/15/2038(A)(B)	350	334

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR REMIC Trust, Ser 2020-DNA6, Cl M1
1.485%, SOFR30A + 0.900%, 12/25/2050(A)(B)	$56	$55
FHLMC STACR REMIC Trust, Ser 2021-DNA3, Cl M1
1.335%, SOFR30A + 0.750%, 10/25/2033(A)(B)	984	968
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl M2
2.235%, SOFR30A + 1.650%, 01/25/2034(A)(B)	244	238
FHLMC STACR REMIC Trust, Ser 2021-HQA2, Cl M1
1.285%, SOFR30A + 0.700%, 12/25/2033(A)(B)	701	693
FHLMC STACR REMIC Trust, Ser 2021-HQA3, Cl M1
1.435%, SOFR30A + 0.850%, 09/25/2041(A)(B)	2,500	2,420
FHLMC STACR REMIC Trust, Ser 2021-HQA4, Cl M1
1.535%, SOFR30A + 0.950%, 12/25/2041(A)(B)	3,000	2,910
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1B
2.435%, SOFR30A + 1.850%, 01/25/2042(A)(B)	750	697
FHLMC STACR REMIC Trust, Ser 2022-DNA3, Cl M1A
2.585%, SOFR30A + 2.000%, 04/25/2042(A)(B)	1,572	1,567
FHLMC STACR REMIC Trust, Ser 2022-HQA1, Cl M1A
2.685%, SOFR30A + 2.100%, 03/25/2042(A)(B)	1,944	1,933
FHLMC STACR Trust, Ser 2018-DNA2, Cl M2AS
1.956%, ICE LIBOR USD 1 Month + 0.950%, 12/25/2030(A)(B)	2,542	2,527
FHLMC STACR Trust, Ser 2019-FTR2, Cl M1
1.956%, ICE LIBOR USD 1 Month + 0.950%, 11/25/2048(A)(B)	1,266	1,244
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3
5.706%, ICE LIBOR USD 1 Month + 4.700%, 04/25/2028(A)	255	262
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2018-HQA1, Cl M2
3.306%, ICE LIBOR USD 1 Month + 2.300%, 09/25/2030(A)	1,128	1,118

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2021-DNA2, Cl M1
1.385%, SOFR30A + 0.800%, 08/25/2033(A)(B)	$1,025	$1,016
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2021-DNA7, Cl M1
1.435%, SOFR30A + 0.850%, 11/25/2041(A)(B)	1,500	1,459
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2022-DNA2, Cl M1A
1.885%, SOFR30A + 1.300%, 02/25/2042(A)(B)	1,817	1,787
FHLMC Whole Loan Securities Trust, Ser 2016-SC01, Cl M2
3.903%, 07/25/2046(A)	556	534
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
6.006%, ICE LIBOR USD 1 Month + 5.000%, 11/25/2024(A)	117	118
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
6.906%, ICE LIBOR USD 1 Month + 5.900%, 10/25/2028(A)	173	179
FNMA Connecticut Avenue Securities, Ser 2021-R02, Cl 2M1
1.485%, SOFR30A + 0.900%, 11/25/2041(A)(B)	1,523	1,500
GCAT Trust, Ser 2020-NQM2, Cl A1
1.555%, 04/25/2065(B)	55	53
GCAT Trust, Ser 2021-CM1, Cl A
1.469%, 04/25/2065(A)(B)	240	234
GCAT Trust, Ser 2021-NQM1, Cl A1
0.874%, 01/25/2066(A)(B)	1,021	948
GCAT Trust, Ser 2021-NQM3, Cl A1
1.091%, 05/25/2066(A)(B)	171	157
GCAT Trust, Ser 2021-NQM5, Cl A1
1.262%, 07/25/2066(A)(B)	555	493
GS Mortgage Securities Trust, Ser 2011-GC3, Cl X, IO
0.000%, 03/10/2044(A)(B)(C)	966	–
GS Mortgage Securities Trust, Ser 2020-DUNE, Cl B
2.225%, ICE LIBOR USD 1 Month + 1.350%, 12/15/2036(A)(B)	500	490
GS Mortgage Securities Trust, Ser 2021-STAR, Cl B
2.275%, ICE LIBOR USD 1 Month + 1.400%, 12/15/2036(A)(B)	2,000	1,920
GS Mortgage-Backed Securities Trust, Ser 2021-NQM1, Cl A2
1.275%, 07/25/2061(A)(B)	984	937

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 1A1
2.568%, 01/25/2035(A)	$47	$45
GSR Mortgage Loan Trust, Ser 2005-AR2, Cl 1A2
3.193%, 04/25/2035(A)	165	156
HarborView Mortgage Loan Trust, Ser 2004-6, Cl 4A
2.587%, 08/19/2034(A)	935	954
Hilton Orlando Trust, Ser 2018-ORL, Cl B
2.075%, ICE LIBOR USD 1 Month + 1.200%, 12/15/2034(A)(B)	1,000	965
Home Re, Ser 2021-2, Cl M1A
1.835%, SOFR30A + 1.250%, 01/25/2034(A)(B)	3,000	2,977
Impac CMB Trust, Ser 2004-6, Cl 1A2
1.786%, ICE LIBOR USD 1 Month + 0.780%, 10/25/2034(A)	709	693
Imperial Fund Mortgage Trust, Ser 2021-NQM1, Cl A1
1.071%, 06/25/2056(A)(B)	240	222
Imperial Fund Mortgage Trust, Ser 2021-NQM2, Cl A1
1.073%, 09/25/2056(A)(B)	174	155
Imperial Fund Mortgage Trust, Ser 2021-NQM3, Cl A1
1.595%, 11/25/2056(A)(B)	158	141
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-MFP, Cl B
2.035%, ICE LIBOR USD 1 Month + 1.160%, 07/15/2036(A)(B)	2,000	1,952
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-NNN, Cl XAFX, IO
1.876%, 01/16/2037(A)(B)	12,500	482
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A2
3.013%, 06/25/2035(A)	216	216
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 4A2
2.884%, 07/25/2035(A)	591	577
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.283%, 11/25/2033(A)	97	96
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 5A2
2.422%, 07/25/2035(A)	357	353
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 1A1
2.601%, 07/25/2035(A)	613	623
JPMorgan Mortgage Trust, Ser 2007-A4, Cl 1A1
3.396%, 06/25/2037(A)	29	25

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
1.756%, ICE LIBOR USD 1 Month + 0.750%, 04/25/2046(A)(B)	$95	$95
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl E
2.675%, ICE LIBOR USD 1 Month + 1.800%, 05/15/2036(A)(B)	1,250	1,208
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
1.675%, ICE LIBOR USD 1 Month + 0.800%, 05/15/2036(A)(B)	150	147
Life Mortgage Trust, Ser 2021-BMR, Cl E
2.625%, ICE LIBOR USD 1 Month + 1.750%, 03/15/2038(A)(B)	1,229	1,147
Life Mortgage Trust, Ser 2021-BMR, Cl D
2.275%, ICE LIBOR USD 1 Month + 1.400%, 03/15/2038(A)(B)	983	922
Life Mortgage Trust, Ser 2022-BMR2, Cl A1
2.095%, TSFR1M + 1.295%, 05/15/2039(A)(B)	2,000	1,960
LSTAR Securities Investment, Ser 2019-4, Cl A1
4.562%, ICE LIBOR USD 1 Month + 3.500%, 05/01/2024(A)(B)	186	183
MASTR Adjustable Rate Mortgages Trust, Ser 2005-6, Cl 5A1
2.765%, 07/25/2035(A)	20	19
MASTR Alternative Loan Trust, Ser 2003-5, Cl 4A1
5.500%, 07/25/2033	810	801
Mellon Residential Funding, Ser 1999-TBC3, Cl A2
2.610%, 10/20/2029(A)	118	116
Merrill Lynch Mortgage Investors Trust, Ser 2003-E, Cl A1
1.626%, ICE LIBOR USD 1 Month + 0.620%, 10/25/2028(A)	414	399
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
2.169%, 12/25/2034(A)	578	559
Merrill Lynch Mortgage Investors Trust, Ser 2005-A, Cl A1
1.466%, ICE LIBOR USD 1 Month + 0.460%, 03/25/2030(A)	725	682
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A2
2.819%, 02/25/2035(A)	1,586	1,543
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A3
2.819%, 02/25/2035(A)	439	411
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A5
2.819%, 02/25/2035(A)	326	317

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust, Ser 2005-A4, Cl 1A
2.593%, 07/25/2035(A)	$264	$155
Merrill Lynch Mortgage Investors Trust, Ser 2007-1, Cl 2A1
2.268%, 01/25/2037(A)	697	683
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055(A)(B)	152	149
MFA Trust, Ser 2020-NQM1, Cl A1
1.479%, 03/25/2065(A)(B)	814	787
MFA Trust, Ser 2020-NQM3, Cl A1
1.014%, 01/26/2065(A)(B)	56	54
MFA Trust, Ser 2021-INV1, Cl A1
0.852%, 01/25/2056(A)(B)	111	105
MFA Trust, Ser 2021-NQM1, Cl A1
1.153%, 04/25/2065(A)(B)	977	932
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064(A)(B)	1,427	1,304
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl D
2.476%, ICE LIBOR USD 1 Month + 1.601%, 04/15/2038(A)(B)	1,500	1,429
MHP, Ser 2021-STOR, Cl A
1.575%, ICE LIBOR USD 1 Month + 0.700%, 07/15/2038(A)(B)	105	101
MHP, Ser 2022-MHIL, Cl B
1.896%, TSFR1M + 1.114%, 01/15/2027(A)(B)	2,000	1,908
MHP, Ser 2022-MHIL, Cl A
1.596%, TSFR1M + 0.815%, 01/15/2027(A)(B)	135	130
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061(A)(B)	140	140
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(B)	110	105
Morgan Stanley Capital I Trust, Ser 2017-CLS, Cl D
2.275%, ICE LIBOR USD 1 Month + 1.400%, 11/15/2034(A)(B)	3,400	3,364
Morgan Stanley Capital I Trust, Ser 2018-SUN, Cl A
1.775%, ICE LIBOR USD 1 Month + 0.900%, 07/15/2035(A)(B)	3,000	2,917
Morgan Stanley Mortgage Loan Trust, Ser 2004-10AR, Cl 1A
3.495%, 11/25/2034(A)	598	587
Morgan Stanley Mortgage Loan Trust, Ser 2004-5AR, Cl 3A1
2.400%, 07/25/2034(A)	320	312

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust, Ser 2004-8AR, Cl 4A2
2.506%, 10/25/2034(A)	$649	$652
MortgageIT Trust, Ser 2005-1, Cl 2A
2.050%, ICE LIBOR USD 1 Month + 1.250%, 02/25/2035(A)	355	345
MSCG Trust, Ser 2018-SELF, Cl A
1.775%, ICE LIBOR USD 1 Month + 0.900%, 10/15/2037(A)(B)	1,455	1,432
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057(A)(B)	147	145
New Residential Mortgage Loan Trust, Ser 2017-5A, Cl A1
2.506%, ICE LIBOR USD 1 Month + 1.500%, 06/25/2057(A)(B)	1,275	1,280
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057(A)(B)	392	387
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1A
4.000%, 12/25/2057(A)(B)	572	561
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl B1
2.056%, ICE LIBOR USD 1 Month + 1.050%, 01/25/2048(A)(B)	2,011	1,958
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl A1S
1.756%, ICE LIBOR USD 1 Month + 0.750%, 01/25/2048(A)(B)	2,303	2,268
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl A1M
1.906%, ICE LIBOR USD 1 Month + 0.900%, 01/25/2048(A)(B)	1,424	1,403
New Residential Mortgage Loan Trust, Ser 2020-NQM1, Cl A1
2.464%, 01/26/2060(A)(B)	83	80
New Residential Mortgage Loan Trust, Ser 2020-NQM2, Cl A1
1.650%, 05/24/2060(A)(B)	41	40
New Residential Mortgage Loan Trust, Ser 2021-NQ2R, Cl A1
0.941%, 10/25/2058(A)(B)	77	75
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(B)	299	280
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR3, Cl M1
2.146%, ICE LIBOR USD 1 Month + 1.140%, 11/25/2034(A)	625	626
Oaktown Re VII, Ser 2021-2, Cl M1A
2.185%, SOFR30A + 1.600%, 04/25/2034(A)(B)	1,000	984

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust, Ser 2018-1, Cl A2
1.656%, ICE LIBOR USD 1 Month + 0.650%, 06/25/2057(A)(B)	$915	$900
OBX Trust, Ser 2020-INV1, Cl A11
1.568%, ICE LIBOR USD 1 Month + 0.900%, 12/25/2049(A)(B)	393	387
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(B)	1,638	1,470
OPG Trust, Ser 2021-PORT, Cl D
2.006%, ICE LIBOR USD 1 Month + 1.131%, 10/15/2036(A)(B)	1,000	918
PKHL Commercial Mortgage Trust, Ser 2021-MF, Cl F
4.225%, ICE LIBOR USD 1 Month + 3.350%, 07/15/2038(A)(B)	400	374
PRPM LLC, Ser 2021-RPL1, Cl A1
1.319%, 07/25/2051(B)	101	94
Radnor Re, Ser 2019-2, Cl M1B
2.756%, ICE LIBOR USD 1 Month + 1.750%, 06/25/2029(A)(B)	457	455
Radnor Re, Ser 2020-1, Cl M1A
1.956%, ICE LIBOR USD 1 Month + 0.950%, 01/25/2030(A)(B)	3,538	3,471
Radnor Re, Ser 2021-1, Cl M1B
2.285%, SOFR30A + 1.700%, 12/27/2033(A)(B)	2,000	1,956
Residential Asset Securitization Trust, Ser 2007-A8, Cl 3A1
6.219%, 08/25/2022(A)	420	266
Residential Mortgage Loan Trust, Ser 2020-1, Cl A1
2.376%, 01/26/2060(A)(B)	37	36
Sequoia Mortgage Trust, Ser 2002-10, Cl 1A
1.727%, ICE LIBOR USD 1 Month + 0.800%, 10/20/2027(A)	1,050	1,035
Sequoia Mortgage Trust, Ser 2002-9, Cl 1A
1.627%, ICE LIBOR USD 1 Month + 0.700%, 09/20/2032(A)	320	306
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
1.467%, ICE LIBOR USD 1 Month + 0.540%, 01/20/2035(A)	1,731	1,650
Sequoia Mortgage Trust, Ser 2004-3, Cl A
2.057%, ICE LIBOR USD 6 Month + 0.500%, 05/20/2034(A)	457	455
Sequoia Mortgage Trust, Ser 2004-5, Cl A1
1.830%, 06/20/2034(A)	924	879
SG Residential Mortgage Trust, Ser 2021-1, Cl A1
1.160%, 07/25/2061(A)(B)	296	264
SG Residential Mortgage Trust, Ser 2021-2, Cl A1
1.737%, 12/25/2061(A)(B)	1,864	1,661

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(B)	$126	$119
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(B)	19	19
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(B)	560	550
Starwood Mortgage Residential Trust, Ser 2021-2, Cl A1
0.943%, 05/25/2065(A)(B)	66	63
Starwood Mortgage Residential Trust, Ser 2021-3, Cl A1
1.127%, 06/25/2056(A)(B)	179	167
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-9XS, Cl A
1.376%, ICE LIBOR USD 1 Month + 0.370%, 07/25/2034(A)	1,356	1,339
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-7, Cl 1A3
3.044%, 04/25/2035(A)	624	609
Thornburg Mortgage Securities Trust, Ser 2004-3, Cl A
1.746%, ICE LIBOR USD 1 Month + 0.740%, 09/25/2034(A)	1,985	1,888
Thornburg Mortgage Securities Trust, Ser 2005-1, Cl A3
2.168%, 04/25/2045(A)	789	783
Toorak Mortgage, Ser 2021-INV1, Cl A1
1.153%, 07/25/2056(A)(B)	1,738	1,582
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056(A)(B)	23	23
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056(A)(B)	118	117
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057(A)(B)	95	95
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057(A)(B)	862	848
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
1.606%, ICE LIBOR USD 1 Month + 0.600%, 02/25/2057(A)(B)	799	791
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057(A)(B)	193	189
Towd Point Mortgage Trust, Ser 2018-3, Cl A1
3.750%, 05/25/2058(A)(B)	823	813

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2019-HY1, Cl A1
2.006%, ICE LIBOR USD 1 Month + 1.000%, 10/25/2048(A)(B)	$589	$583
Towd Point Mortgage Trust, Ser 2019-HY2, Cl M2
2.906%, ICE LIBOR USD 1 Month + 1.900%, 05/25/2058(A)(B)	3,000	2,961
Towd Point Mortgage Trust, Ser 2021-SJ2, Cl A1A
2.250%, 12/25/2061(A)(B)	1,595	1,569
VASA Trust, Ser 2021-VASA, Cl B
2.125%, ICE LIBOR USD 1 Month + 1.250%, 07/15/2039(A)(B)	2,000	1,909
Velocity Commercial Capital Loan Trust, Ser 2020-1, Cl AFX
2.610%, 02/25/2050(A)(B)	878	861
Velocity Commercial Capital Loan Trust, Ser 2021-1, Cl A
1.400%, 05/25/2051(A)(B)	877	800
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059(B)	29	29
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(A)(B)	47	46
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060(B)	16	16
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065(B)	33	32
Verus Securitization Trust, Ser 2020-5, Cl A1
1.218%, 05/25/2065(B)	830	793
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(B)	1,051	1,001
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/2066(A)(B)	215	205
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(B)	127	119
Verus Securitization Trust, Ser 2021-3, Cl A1
1.046%, 06/25/2066(A)(B)	2,826	2,620
Verus Securitization Trust, Ser 2021-4, Cl A2
1.247%, 07/25/2066(A)(B)	786	692
Verus Securitization Trust, Ser 2021-4, Cl A1
0.938%, 07/25/2066(A)(B)	153	135
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(B)	148	144
Verus Securitization Trust, Ser 2021-R2, Cl A1
0.918%, 02/25/2064(A)(B)	1,052	1,026
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(B)	109	104

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2022-5, Cl A1
3.800%, 04/25/2067(B)	$750	$734
Visio Trust, Ser 2021-1R, Cl A1
1.280%, 05/25/2056(B)	1,404	1,325
WaMu Commercial Mortgage Securities Trust, Ser 2007-SL2, Cl D
2.201%, 12/27/2049(A)(B)	197	196
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.499%, 10/25/2033(A)	647	631
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.394%, 08/25/2033(A)	644	616
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.528%, 09/25/2033(A)	719	694
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR1, Cl A
2.462%, 03/25/2034(A)	1,341	1,347
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR11, Cl A
2.402%, 10/25/2034(A)	436	415
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR14, Cl A1
2.812%, 01/25/2035(A)	1,067	1,032
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR2, Cl A
1.724%, 12 Month Treas Avg + 1.400%, 04/25/2044(A)	1,588	1,581
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR9, Cl A7
2.753%, 08/25/2034(A)	1,615	1,606
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 1A
5.000%, 07/25/2034	87	86
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl AS
3.539%, 10/15/2045	275	275
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-K, Cl 1A2
2.615%, 07/25/2034(A)	156	158
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-U, Cl A1
2.990%, 10/25/2034(A)	882	843

		224,631
Total Mortgage-Backed Securities
(Cost $242,659) ($ Thousands)		233,937

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS — 32.5%
Aerospace & Defense — 1.1%
Bleriot US Bidco Inc., 2021 Term Loan, 1st Lien
5.006%, LIBOR + 3.750%, 10/30/2026 (A)	$1,725	$1,686
Peraton Corp., Term B Loan, 1st Lien
4.810%, LIBOR + 3.750%, 02/01/2028 (A)	2,146	2,077
TransDigm Inc., Tranche F Refinancing Term Loan, 1st Lien
3.310%, LIBOR + 2.250%, 12/09/2025 (A)	320	311
TransDigm Inc., Tranche G Refinancing Term Loan, 1st Lien
3.310%, LIBOR + 2.250%, 08/22/2024 (A)	1,251	1,220
Ultra Electronics Holdings PLC, Dollar Denominated Term Loan, 1st Lien
0.000%, 11/17/2028 (D)	2,165	2,080
		7,374

Air Transport — 0.7%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien
5.813%, LIBOR + 4.250%, 04/20/2028 (A)	1,519	1,513
American Airlines Inc., 2018 Replacement Term Loan, 1st Lien
2.773%, 06/27/2025 (A)	253	232
American Airlines Inc., 2020 Term Loan, 1st Lien
2.810%, 01/29/2027	1,103	1,004
Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
6.250%, LIBOR + 4.750%, 06/21/2027 (A)	905	917
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 1st Lien
4.750%, LIBOR + 4.000%, 10/20/2027 (A)	1,175	1,185
		4,851

Automotive — 0.3%
Holley Inc., Delayed Draw Term Loan, 1st Lien
4.592%, 11/17/2028	2	1
4.576%, 11/17/2028	2	2
Holley Inc., Initial Term Loan, 1st Lien
5.205%, 11/17/2028	41	39

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Truck Hero, Inc., Initial Term Loan, 1st Lien
4.310%, LIBOR + 3.750%, 01/31/2028 (A) (D)	$1,905	$1,722
		1,764

Building & Development — 1.2%
Artera Services, LLC, Tranche B Term Loan, 1st Lien
4.506%, LIBOR + 2.750%, 03/06/2025 (A)	776	605
CP Atlas Buyer, Inc., Term B Loan, 1st Lien
4.810%, LIBOR + 3.750%, 11/23/2027 (A)	1,722	1,561
Kodiak BP, LLC, Initial Term Loan, 1st Lien
4.310%, LIBOR + 3.750%, 03/12/2028 (A)	2,058	1,912
KREF Holdings X LLC, 2021 Replacement Term Loan, 1st Lien
4.375%, 09/01/2027 (E)	1,674	1,641
MI Windows and Doors LLC, Term B-1 Loan, 1st Lien
4.634%, 12/18/2027 (D)(E)	111	106
Specialty Building Products Holdings LLC, Initial Term Loan, 1st Lien
4.678%, 10/15/2028	1,286	1,200
SRS Distribution Inc., 2021 Refinancing Term Loan, 1st Lien
4.019%, CME Term SOFR + 4.000%, 06/02/2028 (A) (D)	243	230
Tutor Perini Corporation, Term Loan, 1st Lien
5.750%, LIBOR + 3.500%, 08/18/2027 (A)(E)	709	683
		7,938

Business Equipment & Services — 3.7%
Asplundh Tree Expert LLC, Amendment No. 1 Term Loan, 1st Lien
2.810%, 09/07/2027 (D)	91	89
AVSC Holding Corp., 2020 B-1 Term Loan, 1st Lien
4.500%, LIBOR + 3.750%, 03/03/2025 (A)	2,435	2,152
BW Holding Inc., Delayed Draw Term Loan, 1st Lien
5.547%, 12/14/2028	189	182
5.176%, 12/14/2028	20	19
BW Holding Inc., Initial Term Loan, 1st Lien
5.026%, LIBOR + 4.000%, 12/14/2028 (A)(D)	1,049	1,007
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
3.560%, ICE LIBOR USD 1 Month + 2.500%, 03/01/2024 (A)	1,335	1,311

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
DTI Holdco Inc., Initial Term Loan, 1st Lien
5.722%, 04/26/2029	$810	$759
Electron Bidco Inc., Initial Term Loan, 1st Lien
4.060%, 11/01/2028 (D)	1,108	1,067
Ensemble RCM LLC, Closing Date Term Loan, 1st Lien
4.989%, 08/03/2026 (D)	371	365
Ensono Inc, Initial Term Loan, 1st Lien
4.750%, 05/26/2028	1,679	1,613
Marlink AS, Dollar Term Loan B, 1st Lien
0.000%, 12/04/2028 (D)	244	231
Mercury Borrower, Inc., Initial Term Loan, 1st Lien
4.563%, 08/02/2028	265	254
Mermaid Bidco Inc., Additional Term Facility (USD), 1st Lien
4.786%, 12/22/2027	1,665	1,586
NASCAR Holdings Inc., Initial Term Loan, 1st Lien
3.560%, LIBOR + 2.750%, 10/19/2026 (A)(D)	1,946	1,901
Packers Holdings, LLC, Initial Term Loan, 1st Lien
4.000%, LIBOR + 3.750%, 03/09/2028 (A)	1,526	1,442
Pug LLC, Term B-2 Loan, 1st Lien
5.310%, CME Term SOFR + 3.750%, 02/12/2027 (A)(E)	761	738
Pug LLC, USD Term B Loan, 1st Lien
4.560%, LIBOR + 3.500%, 02/12/2027 (A)(D)	118	111
Service Logic Acquisition Inc., Closing Date Initial Term Loan, 1st Lien
5.286%, 10/29/2027	41	39
5.239%, LIBOR + 4.000%, 10/29/2027 (A)	2,529	2,415
5.005%, LIBOR + 3.250%, 10/29/2027 (A)	6	6
Sharp Midco LLC, Initial Term Loan, 1st Lien
5.006%, LIBOR + 4.000%, 12/31/2028 (A)(E)	780	753
TGG TS Acquisition Company, Term B Loan, 1st Lien
7.560%, LIBOR + 7.000%, 12/14/2025 (A)(D)	1,115	1,092
TK Elevator Midco GmbH, Facility B1 (USD), 1st Lien
4.000%, CME Term SOFR + 3.750%, 07/30/2027 (A)(D)	1,720	1,655
Trans Union LLC, 2021 Incremental Term B-6 Loan, 1st Lien
3.310%, 12/01/2028 (D)	520	506

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
United Talent Agency LLC, Term B Loan, 1st Lien
5.006%, 07/07/2028 (D)(E)	$545	$520
University Support Services LLC, 2021 Term Loan, 1st Lien
4.310%, 02/10/2029	2,019	1,953
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-1 Loan, 1st Lien
3.810%, LIBOR + 3.750%, 05/18/2025 (A)	1,181	1,129
		24,895

Cable & Satellite Television — 0.2%
Diamond Sports Group LLC, Term Loan, 2nd Lien
4.092%, 08/24/2026	992	297
Gray Television, Inc., Term B-2 Loan, 1st Lien
3.300%, LIBOR + 2.250%, 02/07/2024 (A)	640	628
Virgin Media Bristol LLC, N Facility, 1st Lien
3.375%, LIBOR + 2.500%, 01/31/2028 (A)(D)	548	533
		1,458

Chemicals & Plastics — 0.9%
Aruba Investments Holdings LLC, Initial Dollar Term Loan, 1st Lien
4.974%, LIBOR + 3.250%, 11/24/2027 (A)	504	480
Cambrex Corporation, Tranche B-2 Dollar Term Loan, 1st Lien
4.634%, LIBOR + 3.250%, 12/04/2026 (A)	1,566	1,511
DCG Acquisition Corp., Term Loan B, 1st Lien
5.560%, LIBOR + 4.250%, 09/30/2026 (A)(E)	2,401	2,287
Flexsys Holdings, Inc., Initial Term Loan, 1st Lien
6.310%, CME Term SOFR + 4.000%, 11/01/2028 (A)(D)(E)	851	804
SCIH Salt Holdings Inc., Incremental Term B-1 Loan, 1st Lien
4.750%, LIBOR + 2.750%, 03/16/2027 (A)	1,012	948
		6,030

Clothing/Textiles — 0.1%
Crocs Inc., Term Loan, 1st Lien
4.449%, 02/20/2029 (D)	990	924
4.030%, 02/20/2029	2	2
		926

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Computers & Electronics — 0.2%
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 2nd Lien
4.810%, LIBOR + 3.750%, 11/16/2025 (A)(D)	$532	$512
Univision Communications, Replacement Repriced First-Lien Term Loan, 1st Lien
3.810%, LIBOR + 2.750%, 03/15/2024 (A)(D)	750	739
		1,251

Conglomerates — 0.0%
Conair Holdings LLC, Initial Term Loan, 1st Lien
4.756%, LIBOR + 3.750%, 05/17/2028 (A)(D)	306	280

Containers & Glass Products — 1.9%
Anchor Packaging, LLC, Initial Term Loan, 1st Lien
5.060%, LIBOR + 4.000%, 07/18/2026 (A)	1,262	1,208
Berlin Packaging L.L.C., Tranche B-5 Term Loan, 1st Lien
4.550%, LIBOR + 3.000%, 03/11/2028 (A)(D)	1,514	1,438
Berry Global Inc., Term Z Loan, 1st Lien
2.594%, 07/01/2026 (D)	290	284
Charter Next Generation Inc., Initial Term Loan (2021), 1st Lien
4.810%, 12/01/2027 (D)	725	698
Mauser Packaging Solutions Holding Company, Initial Term Loan, 1st Lien
4.050%, LIBOR + 3.250%, 04/03/2024 (A)	2,104	2,020
Packaging Coordinators Midco, Inc., Term B Loan, 1st Lien
4.756%, LIBOR + 3.500%, 11/30/2027 (A)	453	435
Pregis TopCo LLC, Initial Term Loan, 1st Lien
5.060%, LIBOR + 4.000%, 07/31/2026 (A)(D)	1,165	1,108
Pregis TopCo LLC, Third Amendment Refinancing Term Loan, 1st Lien
5.060%, LIBOR + 3.250%, 07/31/2026 (A)(E)	1,086	1,037
Pretium PKG Holdings Inc., Initial Term Loan, 1st Lien
4.967%, 10/02/2028	617	573
Pretium PKG Holdings Inc., Initial Term Loan, 2nd Lien
7.717%, 10/01/2029	843	740

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Pretium PKG Holdings, Inc., Initial Term Loan, 1st Lien
4.967%, 10/02/2028 (D)	$317	$294
Pretium PKG Holdings, Inc., Initial Term Loan, 2nd Lien
7.717%, 10/01/2029	843	740
Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 1st Lien
4.256%, LIBOR + 3.500%, 10/17/2024 (A)(G)	1,887	1,839
Trident TPI Holdings, Inc., Tranche B-3 DDTL Term Loan, 1st Lien
5.060%, 09/15/2028	31	29
Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan, 1st Lien
5.060%, CME Term SOFR + 3.250%, 09/15/2028 (A)	345	329
		12,772

Ecological Services & Equipment — 0.6%
Cast & Crew LLC, Incremental Facility No. 2 Incremental Term Loan, 1st Lien
4.784%, 12/29/2028 (D)	1,756	1,707
Esdec Solar Group B.V., Initial Term Loan, 1st Lien
6.500%, 08/30/2028 (E)	685	644
GFL Environmental, 1st Lien
4.239%, 05/30/2025 (A)(D)	1,716	1,694
		4,045

Electronics/Electrical — 5.2%
Acuris Finance US Inc., Initial Dollar Term Loan, 1st Lien
5.075%, 02/16/2028	630	608
Applied Systems Inc., Closing Date Term Loan, 1st Lien
4.006%, LIBOR + 3.000%, 09/19/2024 (A)(D)	640	621
Apttus Corporation, Initial Term Loan, 1st Lien
5.621%, LIBOR + 4.750%, 05/08/2028 (A)(D)	941	899
athenahealth Group Inc., Initial Term Loan, 1st Lien
4.363%, 02/15/2029 (D)	1,975	1,881
Delta Topco, Inc., Initial Term Loan, 2nd Lien
8.000%, LIBOR + 3.750%, 12/01/2028 (A)(D)	989	933
ECi Macola/MAX Holding, LLC, Initial Term Loan, 1st Lien
4.756%, LIBOR + 3.250%, 11/09/2027 (A)	1,969	1,901

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Epicor Software Corporation (fka Eagle Parent Inc.), Term C Loan, 1st Lien
4.310%, 07/30/2027 (D)	$66	$64
Hyland Software Inc., 2021 Refinancing Term Loan, 2nd Lien
7.310%, LIBOR + 4.750%, 07/07/2025 (A)	1,981	1,955
Hyland Software, Inc., 2018 Refinancing Term Loan, 1st Lien
4.560%, 07/01/2024	860	837
Imprivata Inc., 2022-1 Incremental Term Loan, 1st Lien
5.434%, 12/01/2027	580	567
ION Trading Finance Limited, Initial Dollar Term Loan (2021), 1st Lien
5.810%, LIBOR + 4.750%, 04/01/2028 (A)(D)	1,552	1,484
Ivanti Software, Inc., 2021 Specified Refinancing Loan, 2nd Lien
7.773%, 12/01/2028	993	931
Ivanti Software, Inc., 2021 Specified Refinancing Term Loan, 1st Lien
5.000%, 12/01/2027 (D)	1,242	1,130
Knot Worldwide Inc., Amendment No. 3 Term Loan, 1st Lien
5.534%, 12/19/2025 (E)	1,300	1,271
MA Financeco., LLC, Tranche B-4 Term Loan, 1st Lien
5.250%, LIBOR + 4.000%, 06/05/2025 (A)(E)	1,515	1,432
Magenta Buyer LLC, Initial Term Loan, 1st Lien
6.230%, LIBOR + 3.500%, 07/27/2028 (A)	54	49
McAfee Corp., Tranche B-1 Term Loan, 1st Lien
4.842%, CME Term SOFR + 4.000%, 03/01/2029 (A)	2,716	2,571
MH Sub I, LLC (Micro Holding Corp.), 2020 June New Term Loan, 1st Lien
4.810%, LIBOR + 3.750%, 09/13/2024 (A)(D)	723	697
MH Sub I, LLC (Micro Holding Corp.), Amendment No. 2 Initial Term Loan, 1st Lien
4.560%, LIBOR + 3.500%, 09/13/2024 (A)(D)	261	251
MH Sub I, LLC (WebMD Health Corp.), 2021 Replacement Term Loan, 2nd Lien
7.310%, LIBOR + 3.750%, 02/23/2029 (A)	550	531

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Mitchell International, Inc., Initial Term Loan, 1st Lien
4.686%, 10/15/2028	$927	$879
Motus Group LLC, Initial Term Loan, 1st Lien
4.703%, 12/11/2028	850	816
Netsmart Inc., Initial Term Loan, 1st Lien
5.060%, LIBOR + 3.500%, 10/01/2027 (A)	1,720	1,668
Particle Luxembourg S.a.r.l., Initial Term Loan, 1st Lien
6.256%, LIBOR + 3.500%, 02/18/2027 (A)(E)	1,318	1,302
Ping Identity Corporation, Term Loan, 1st Lien
4.884%, 11/22/2028 (D)(E)	700	681
PointClickCare Technologies Inc., 2022 Term Loan, 1st Lien
4.775%, 12/29/2027 (D)(E)	690	671
Quest Software US Holdings Inc., Initial Term Loan, 1st Lien
4.750%, 02/01/2029 (D)	1,804	1,663
Quest Software US Holdings Inc., Term Loan, 2nd Lien
8.724%, 02/01/2030	969	907
Renaissance Holding Corp., Initial Term Loan, 2nd Lien
8.060%, LIBOR + 3.250%, 05/29/2026 (A)	663	642
Renaissance Holding Corp., Second Incremental Term Loan, 1st Lien
5.242%, 03/30/2029	330	321
Snap One Holdings Corp., Initial Term Loan, 1st Lien
5.506%, 12/08/2028 (D)	127	118
Sophia L.P., 2022 Incremental Term B-1 Loan, 1st Lien
5.034%, 10/07/2027	780	767
Sophia L.P., Closing Date Loan, 2nd Lien
9.006%, CME Term SOFR + 3.000%, 10/09/2028 (A)(E)	1,000	992
Sophia, L.P., Term Loan B, 1st Lien
4.256%, 10/07/2027	1,342	1,290
SS&C Technologies Holdings Inc., Term B-6 Loan, 1st Lien
3.384%, 03/22/2029 (D)	249	242
3.376%, 03/22/2029 (D)	336	327
TIBCO Software Inc., Term B-3 Loan, 1st Lien
4.810%, LIBOR + 4.000%, 06/30/2026 (A)	715	702
		34,601

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Financial Intermediaries — 2.6%
AI Convoy (Luxembourg) S.a r.l., Facility B (USD), 1st Lien
5.052%, LIBOR + 3.500%, 01/18/2027 (A)(D)	$899	$870
Al Convoy (Luxembourg) S.a r.l., Facility B (USD), 1st Lien
5.052%, 01/18/2027	2	2
4.544%, 01/18/2027	2	2
AssuredPartners Inc., 2021 Term Loan, 1st Lien
4.560%, 02/12/2027	970	924
Deerfield Dakota Holding, LLC, Initial Dollar Term Loan, 1st Lien
4.784%, LIBOR + 3.500%, 04/09/2027 (A)	614	589
Global IID Parent LLC, Term B Loan, 1st Lien
5.506%, 12/16/2028	834	812
HighTower Holding, LLC, Initial Term Loan, 1st Lien
5.098%, LIBOR + 3.250%, 04/21/2028 (A)	1,772	1,643
Husky Injection Molding Systems Ltd., Initial Term Loan, 1st Lien
3.354%, LIBOR + 3.000%, 03/28/2025 (A)	1,239	1,185
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Initial Term Loan, 1st Lien
4.000%, LIBOR + 3.750%, 11/02/2027 (A)(D)	1,479	1,423
Madison IAQ LLC, Initial Term Loan, 1st Lien
4.524%, LIBOR + 3.250%, 06/21/2028 (A)	1,861	1,763
Matrix Parent Inc., Initial Term Loan, 1st Lien
6.550%, 03/01/2029 (E)	855	838
Osmosis Buyer Limited, Initial Term B Loan, 1st Lien
4.545%, 07/31/2028	2,430	2,307
Quirch Foods Holdings LLC, 2022-1 Incremental Term Loan, 1st Lien
5.649%, 10/27/2027 (D)	2,903	2,776
Summer (BC) Bidco B LLC, Additional Facility B2 (USD), 1st Lien
5.506%, LIBOR + 3.250%, 12/04/2026 (A)	1,449	1,364
Victory Buyer LLC, Initial Term Loan, 1st Lien
4.678%, 11/19/2028 (E)	700	663
		17,161

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Food Service — 0.4%
1011778 B.C. Unlimited Liability Company, Term B-4 Loan, 1st Lien
2.810%, LIBOR + 1.750%, 11/19/2026 (A)(D)	$885	$850
IRB Holding Corp., 2022 Replacement Term B Loan, 1st Lien
3.916%, 12/15/2027 (D)	1,850	1,769
		2,619

Food/Drug Retailers — 0.3%
Eagle Parent Corp., Initial Term Loan, 1st Lien
4.901%, 04/02/2029	2,108	2,054

Health Care — 3.3%
Air Methods Corporation, Initial Term Loan, 1st Lien
4.506%, LIBOR + 3.500%, 04/22/2024 (A)	2,003	1,804
Confluent Medical Technologies, Inc., Closing Date Term Loan, 1st Lien
4.250%, CME Term SOFR + 3.750%, 02/16/2029 (A)(E)	980	936
Elanco Animal Health Incorporated, Term Loan, 1st Lien
2.550%, LIBOR + 1.750%, 08/01/2027 (A)(D)	796	772
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
4.810%, LIBOR + 3.500%, 10/10/2025 (A)(D)	452	175
Envision Healthcare Corporation, Series 2020 New Term Loan, 1st Lien
7.060%, LIBOR + 3.500%, 10/10/2025 (A)	336	129
eResearchTechnology, Inc., Initial Term Loan, 1st Lien
5.560%, LIBOR + 5.000%, 02/04/2027 (A)(D)	300	289
EyeCare Partners LLC, Amendment No. 1 Term Loan, 1st Lien
4.756%, 11/15/2028	555	518
FC Compassus, LLC, Term B-1 Loan, 1st Lien
5.000%, LIBOR + 3.500%, 12/31/2026 (A)	645	624
Gainwell Acquisition Corp., Term B Loan, 1st Lien
5.006%, LIBOR + 3.500%, 10/01/2027 (A)(D)	3,084	3,007

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
5.310%, LIBOR + 4.250%, 03/14/2025 (A)(D)	$519	$493
Global Medical Response, Inc., 2021 Refinancing Term Loan, 1st Lien
5.250%, LIBOR + 4.000%, 10/02/2025 (A)	1,117	1,063
Icon Public Limited Company, Lux Term Loan, 1st Lien
3.313%, 07/03/2028 (D)	761	747
Icon Public Limited Company, U.S. Term Loan, 1st Lien
3.313%, 07/03/2028 (D)	190	186
Mamba Purchaser, Inc., Initial Loan, 2nd Lien
7.428%, 10/15/2029	780	761
Maravai Intermediate Holdings, LLC, Tranche B Term Loan, 1st Lien
3.851%, 10/19/2027 (E)	1,595	1,556
Option Care Health Inc., 2021 Refinancing Term Loan, 1st Lien
3.810%, 10/27/2028 (D)	511	500
Organon & Co., Dollar Term Commitment Loan, 1st Lien
3.563%, 06/02/2028 (D)	536	522
PetVet Care Centers, LLC (fka Pearl Intermediate Parent LLC), 2021 First Lien Replacement Term Loan, 1st Lien
4.560%, LIBOR + 4.000%, 02/14/2025 (A)(D)	1,270	1,220
Phoenix Newco, Inc., Initial Term Loan, 1st Lien
4.310%, 11/15/2028	2,280	2,202
Precision Medicine Group, LLC, Amendment No. 1 Refinancing Term Loan, 1st Lien
4.006%, LIBOR + 3.500%, 11/18/2027 (A)	2	2
Radnet Management, Inc., Initial Term Loan, 1st Lien
4.006%, LIBOR + 3.750%, 04/23/2028 (A)	1,591	1,536
Team Health Holdings Inc., Extended Term Loan, 1st Lien
6.284%, 03/02/2027	1,263	1,099
WCG Purchaser Corp., Initial Term Loan, 1st Lien
5.006%, LIBOR + 3.500%, 01/08/2027 (A)	2,133	2,052
		22,193

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Home Furnishings — 0.2%
Hunter Douglas Holding B.V., Tranche B-1 Term Loan, 1st Lien
4.842%, 02/26/2029	$283	$255
Hunter Douglas Holdings B.V., Tranche B-1 Term Loan, 1st Lien
4.842%, 02/26/2029 (D)	772	696
TGP Holdings III LLC, Closing Date Term Loan, 1st Lien
4.310%, LIBOR + 3.000%, 06/29/2028 (A)	693	624
		1,575

Industrial Equipment — 1.3%
Alliance Laundry Systems LLC, Initial Term B Loan, 1st Lien
4.521%, LIBOR + 3.500%, 10/08/2027 (A)	776	745
4.354%, 10/08/2027	9	8
II-VI, Term Z Loan, 1st Lien
0.000%, 12/08/2028 (D)	596	581
MKS Instruments, Term Loan, 1st Lien
0.000%, 04/11/2029 (D)	610	600
Pro Mach Group Inc., Closing Date Initial Term Loan, 1st Lien
5.000%, 08/31/2028	78	75
Pro Mach Group, Inc., Closing Date Initial Term Loan, 1st Lien
5.060%, 08/31/2028	1,457	1,406
Pro Mach Group, Inc., Delayed Draw Term Loan, 1st Lien
4.000%, 08/31/2028	28	27
SPX Flow Inc., Term Loan, 1st Lien
5.634%, 04/05/2029 (D)	1,072	1,006
Star US Bidco LLC, Initial Term Loan, 1st Lien
5.310%, LIBOR + 4.000%, 03/17/2027 (A)	2,495	2,420
TMK Hawk Parent Corp., Initial Tranche A Loan (Super Senior Priority), 1st Lien
10.558%, LIBOR + 3.500%, 05/30/2024 (A)	729	678
TMK Hawk Parent Corp., Initial Tranche B Loan (Super Senior Priority), 1st Lien
4.560%, LIBOR + 4.000%, 08/28/2024 (A)(E)	944	755
		8,301

Insurance — 1.4%
Acrisure, LLC, 2020 Term Loan, 1st Lien
4.560%, LIBOR + 3.250%, 02/15/2027 (A)(D)	1,325	1,262
Asurion, LLC, New B-7 Term Loan, 1st Lien
4.060%, 11/03/2024	41	39

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Asurion, LLC, New B-8 Term Loan, 1st Lien
4.310%, LIBOR + 4.250%, 12/23/2026 (A)	$701	$662
Asurion, LLC, New B-9 Term Loan, 1st Lien
4.310%, LIBOR + 3.250%, 07/31/2027 (A)	527	498
Cross Financial Corp., Term B-1 Loan, 1st Lien
4.813%, LIBOR + 3.750%, 09/15/2027 (A)	1,420	1,368
HIG Finance 2 Limited, 2021 Dollar Refinancing Term Loan, 1st Lien
4.313%, LIBOR + 4.250%, 11/12/2027 (A)	1,802	1,728
OneDigital Borrower LLC, 2021 Term Loan, 1st Lien
4.750%, 11/16/2027 (D)	1,946	1,854
USI Inc., 2021 New Term Loan, 1st Lien
4.256%, 12/02/2026	1,711	1,656
		9,067

Leisure Goods/Activities/Movies — 2.3%
Alterra Mountain Company, Series B-2 Term Loan, 1st Lien
4.560%, LIBOR + 4.000%, 08/17/2028 (A)	1,579	1,523
ClubCorp Club Operations Inc., Term Loan B, 1st Lien
3.756%, LIBOR + 3.250%, 09/18/2024 (A)(D)	644	604
Enterprise Development Authority, Term B Loan, 1st Lien
5.310%, LIBOR + 3.250%, 02/28/2028 (A)	1,774	1,721
Equinox Holdings Inc., Incremental Term B-1 Loan, 1st Lien
4.006%, LIBOR + 3.000%, 03/08/2024 (A)	2,497	2,181
Equinox Holdings Inc., Term B-2 Loan, 1st Lien
10.006%, LIBOR + 4.250%, 03/08/2024 (A)	752	742
Formula One Management Limited, Facility B3 (USD), 1st Lien
3.560%, LIBOR + 2.500%, 02/01/2024 (A)(D)	1,955	1,931
Hard Rock Northern Indiana, Term Loan B, 1st Lien
5.310%, 12/11/2028 (D)	912	889
Lakeshore Learning Materials, LLC, Initial Term Loan, 1st Lien
4.000%, 09/29/2028	1,239	1,193

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Life Time, Inc., 2021 Refinancing Term Loan, 1st Lien
6.325%, LIBOR + 3.500%, 12/16/2024 (A)	$556	$549
MSG National Properties LLC, Term Loan, 1st Lien
7.125%, LIBOR + 3.000%, 11/12/2025 (A)(D)(E)	1,770	1,743
Scientific Games Holdings LP, Initial Dollar Term Loan, 1st Lien
4.467%, 04/04/2029 (D)	975	934
Traeger Grills, Delayed Term Loan, 1st Lien
4.239%, 06/29/2028 (D)	23	21
UFC Holdings LLC, Term B-3 Loan, 1st Lien
3.500%, 04/29/2026 (D)	1	1
United PF Holdings, LLC, Initial Term Loan, 1st Lien
5.006%, LIBOR + 4.000%, 12/30/2026 (A)	1,240	1,160
		15,192

Lodging & Casinos — 0.5%
Aristocrat Technologies Inc., Term B Loan, 1st Lien
3.272%, 05/24/2029 (D)	640	627
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
3.810%, LIBOR + 2.750%, 12/23/2024 (A)(D)	932	913
Caesars Resort Collection, LLC, Term B-1 Loan, 1st Lien
4.560%, LIBOR + 4.500%, 07/21/2025 (A)(D)	700	689
Four Seasons Holdings, Term Loan, 1st Lien
3.060%, 11/30/2023 (D)	336	335
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
2.724%, LIBOR + 1.750%, 06/22/2026 (A)(D)	710	691
Station Casinos LLC, Term B-1 Facility Term Loan, 1st Lien
3.310%, 02/08/2027 (D)	203	196
		3,451

Miscellaneous — 0.2%
ITP Aero, Term Loan, 1st Lien
0.000%, 02/10/2029 (D)(E)	1,250	1,212

Nonferrous Metals/Minerals — 0.1%
AIP RD Buyer Corp., Term B Loan, 1st Lien
4.992%, CME Term SOFR + 4.250%, 12/22/2028 (A)(D)(E)	500	484

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Oil & Gas — 0.4%
Lucid Energy Group II Borrower LLC, Initial Term Loan (2021), 1st Lien
5.256%, 11/24/2028	$1,090	$1,052
Woodford Express LLC, Initial Term Loan, 1st Lien
6.006%, LIBOR + 3.500%, 01/27/2025 (A)	1,433	1,402
		2,454

Publishing — 0.1%
Dun & Bradstreet Corporation, The, 2022 Incremental Term B-2 Loan, 1st Lien
4.225%, 01/18/2029	965	934

Retailers (Except Food & Drug) — 0.9%
Brightview Landscapes LLC, Initial Term Loan (2022), 1st Lien
4.284%, 04/20/2029 (E)	804	774
LBM Acquisition, LLC, Initial Term Loan, 1st Lien
4.810%, LIBOR + 3.750%, 12/17/2027 (A)(D)	1,173	1,068
Learning Care Group (US) No. 2 Inc., 2020 Incremental Term Loan, 1st Lien
10.075%, LIBOR + 4.250%, 03/13/2025 (A)	249	248
9.544%, LIBOR + 3.500%, 03/13/2025 (A)	249	248
9.506%, LIBOR + 4.250%, 03/13/2025 (A)	18	18
Learning Care Group (US) No. 2 Inc., Initial Term Loan, 1st Lien
4.489%, LIBOR + 2.750%, 03/13/2025 (A)	163	157
4.475%, LIBOR + 2.750%, 03/13/2025 (A)	650	627
4.256%, LIBOR + 2.750%, 03/13/2025 (A)	46	44
LHS Borrower LLC, Initial Term Loan, 1st Lien
5.784%, 02/16/2029 (D)(E)	1,971	1,700
Shutterfly, LLC, 2021 Refinancing Term B Loan, 1st Lien
6.060%, LIBOR + 4.500%, 09/25/2026 (A)(D)	770	660
Sweetwater Borrower, LLC, Initial Term Loan, 1st Lien
5.813%, CME Term SOFR + 3.250%, 08/07/2028 (A)(E)	809	712
		6,256

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Software & Service — 0.2%
Proofpoint Inc., Initial Loan, 2nd Lien
7.825%, LIBOR + 4.750%, 08/31/2029 (A)(E)	$863	$843
Proofpoint Inc., Term Loan, 1st Lien
4.825%, 08/31/2028	520	498
		1,341

Surface Transport — 0.8%
Dynasty Acquisition Co., Inc., 2020 Term B-1 Loan, 1st Lien
4.506%, LIBOR + 4.000%, 04/06/2026 (A)	999	944
Dynasty Acquisition Co., Inc., 2020 Term B-2 Loan, 1st Lien
4.506%, LIBOR + 4.250%, 04/06/2026 (A)	537	508
FCG Acquisitions Inc., Amendment No. 1 Delayed Draw Term Loan, 2nd Lien
4.560%, 04/01/2029	102	100
FCG Acquisitions Inc., Initial Term Loan, 1st Lien
4.810%, LIBOR + 4.750%, 03/31/2028 (A)	502	479
FCG Acquisitions Inc., Initial Term Loan, 2nd Lien
7.810%, LIBOR + 4.750%, 03/30/2029 (A)	790	774
First Student Bidco Inc., Initial Term B Loan, 1st Lien
3.983%, 07/21/2028 (D)	974	915
First Student Bidco Inc., Initial Term C Loan, 1st Lien
3.983%, 07/21/2028 (D)	360	339
LaserShip Inc., Initial Term Loan, 1st Lien
5.250%, LIBOR + 3.000%, 05/07/2028 (A)(D)	940	893
		4,952

Telecommunications — 1.3%
Genesys Cloud Services Holdings I, LLC, Initial Dollar Term Loan (2020), 1st Lien
5.060%, LIBOR + 4.000%, 12/01/2027 (A)	2,814	2,730
Safe Fleet Holdings LLC, 2022 Initial Term Loan, 1st Lien
4.773%, CME Term SOFR + 3.750%, 02/23/2029 (A)(D)(E)	685	652
SBA Senior Finance II, LLC, Intital Term Loan, 2nd Lien
2.810%, LIBOR + 1.750%, 04/11/2025 (A)(D)	357	349

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Sorenson Communications LLC, 2021 Term Loan, 1st Lien
6.506%, LIBOR + 4.000%, 03/17/2026 (A)	$1,766	$1,748
VC GB Holdings I Corp, Initial Term Loan, 2nd Lien
7.756%, LIBOR + 3.750%, 07/23/2029 (A)(D)	1,474	1,360
ViaSat Inc., Initial Term Loan, 1st Lien
5.649%, 03/02/2029 (D)	1,335	1,286
Zayo Group Holdings Inc., Initial Dollar Term Loan, 1st Lien
4.060%, LIBOR + 3.000%, 03/09/2027 (A)	800	746
		8,871

Utilities — 0.1%
Vistra Operations Company LLC (fka Tex Operations Company LLC), 2018 Incremental Term Loan, 1st Lien
2.810%, LIBOR + 1.750%, 12/31/2025 (A)(D)	605	587

Total Loan Participations
(Cost $225,441) ($ Thousands)		216,889

ASSET-BACKED SECURITIES — 20.6%
Automotive — 3.9%

American Credit Acceptance Receivables Trust, Ser 2021-2, Cl B
0.680%, 05/13/2025 (B)	120	119
American Credit Acceptance Receivables Trust, Ser 2021-3, Cl A
0.330%, 06/13/2025 (B)	49	49
American Credit Acceptance Receivables Trust, Ser 2021-3, Cl B
0.660%, 02/13/2026 (B)	185	182
American Credit Acceptance Receivables Trust, Ser 2021-4, Cl A
0.450%, 09/15/2025 (B)	293	290
American Credit Acceptance Receivables Trust, Ser 2022-1, Cl A
0.990%, 12/15/2025 (B)	378	374
AmeriCredit Automobile Receivables Trust, Ser 2020-1, Cl C
1.590%, 10/20/2025	475	466
AmeriCredit Automobile Receivables Trust, Ser 2020-2, Cl C
1.480%, 02/18/2026	550	534

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust, Ser 2020-3, Cl C
1.060%, 08/18/2026	$300	$288
ARI Fleet Lease Trust, Ser 2020-A, Cl A2
1.770%, 08/15/2028 (B)	25	25
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/2030 (B)	100	98
Arivo Acceptance Auto Loan Receivables Trust, Ser 2021-1A, Cl A
1.190%, 01/15/2027 (B)	487	476
Avid Automobile Receivables Trust, Ser 2021-1, Cl A
0.610%, 01/15/2025 (B)	71	70
Carmax Auto Owner Trust, Ser 2018-3, Cl C
3.590%, 04/15/2024	2,000	2,005
CarMax Auto Owner Trust, Ser 2021-3, Cl A2A
0.290%, 09/16/2024	166	165
Carvana Auto Receivables Trust, Ser 2021-N1, Cl A
0.700%, 01/10/2028	142	137
Carvana Auto Receivables Trust, Ser 2021-N2, Cl B
0.750%, 03/10/2028	82	80
Carvana Auto Receivables Trust, Ser 2021-N3, Cl B
0.660%, 06/12/2028	513	504
Carvana Auto Receivables Trust, Ser 2021-P3, Cl A2
0.380%, 01/10/2025	186	185
CFMT LLC, Ser 2021-AL1, Cl B
1.390%, 09/22/2031 (B)	361	350
Chesapeake Funding II LLC, Ser 2019-1A, Cl A1
2.940%, 04/15/2031 (B)	76	77
Chesapeake Funding II LLC, Ser 2019-2A, Cl A1
1.950%, 09/15/2031 (B)	130	130
Chesapeake Funding II LLC, Ser 2021-1A, Cl A2
1.105%, ICE LIBOR USD 1 Month + 0.230%, 04/15/2033 (A)(B)	132	131
CPS Auto Receivables Trust, Ser 2017-C, Cl E
5.720%, 09/16/2024 (B)	1,041	1,043
CPS Auto Receivables Trust, Ser 2021-A, Cl B
0.610%, 02/18/2025 (B)	160	160
CPS Auto Receivables Trust, Ser 2021-B, Cl A
0.370%, 03/17/2025 (B)	46	45
CPS Auto Receivables Trust, Ser 2021-B, Cl B
0.810%, 12/15/2025 (B)	330	324

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust, Ser 2021-C, Cl B
0.840%, 07/15/2025 (B)	$650	$638
CPS Auto Receivables Trust, Ser 2022-A, Cl A
0.980%, 04/16/2029 (B)	166	163
Credit Acceptance Auto Loan Trust, Ser 2019-3A, Cl A
2.380%, 11/15/2028 (B)	151	151
Credit Acceptance Auto Loan Trust, Ser 2020-1A, Cl A
2.010%, 02/15/2029 (B)	357	356
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl A
1.000%, 05/15/2030 (B)	250	240
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl A2
0.560%, 12/11/2034 (B)	231	226
Drive Auto Receivables Trust, Ser 2018-2, Cl D
4.140%, 08/15/2024	31	31
Drive Auto Receivables Trust, Ser 2021-1, Cl B
0.650%, 07/15/2025	110	109
DT Auto Owner Trust, Ser 2021-1A, Cl B
0.620%, 09/15/2025 (B)	160	157
DT Auto Owner Trust, Ser 2021-2A, Cl B
0.810%, 01/15/2027 (B)	155	151
DT Auto Owner Trust, Ser 2021-3A, Cl A
0.330%, 04/15/2025 (B)	250	247
Enterprise Fleet Financing LLC, Ser 2020-1, Cl A2
1.780%, 12/22/2025 (B)	97	97
Enterprise Fleet Financing LLC, Ser 2021-2, Cl A2
0.480%, 05/20/2027 (B)	142	137
Exeter Automobile Receivables Trust, Ser 2018-3A, Cl D
4.350%, 06/17/2024 (B)	95	96
Exeter Automobile Receivables Trust, Ser 2021-2A, Cl B
0.570%, 09/15/2025	275	271
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026 (B)	135	130
First Investors Auto Owner Trust, Ser 2021-1A, Cl A
0.450%, 03/16/2026 (B)	346	342
First Investors Auto Owner Trust, Ser 2021-1A, Cl C
1.170%, 03/15/2027 (B)	610	577
Flagship Credit Auto Trust, Ser 2020-1, Cl A
1.900%, 08/15/2024 (B)	7	7

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Flagship Credit Auto Trust, Ser 2020-3, Cl A
0.700%, 04/15/2025 (B)	$18	$18
Flagship Credit Auto Trust, Ser 2020-4, Cl A
0.530%, 04/15/2025 (B)	108	108
Flagship Credit Auto Trust, Ser 2021-2, Cl A
0.370%, 12/15/2026 (B)	203	200
Flagship Credit Auto Trust, Ser 2021-2, Cl B
0.930%, 06/15/2027 (B)	215	205
Flagship Credit Auto Trust, Ser 2021-3, Cl A
0.360%, 07/15/2027 (B)	159	155
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A2
0.400%, 04/15/2025 (B)	93	92
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A3
0.810%, 05/15/2026 (B)	100	97
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (B)	100	98
GLS Auto Receivables Issuer Trust, Ser 2021-1A, Cl B
0.820%, 04/15/2025 (B)	365	363
GLS Auto Receivables Issuer Trust, Ser 2021-3A, Cl A
0.420%, 01/15/2025 (B)	293	290
GLS Auto Receivables Trust, Ser 2021-2A, Cl B
0.770%, 09/15/2025 (B)	250	245
JPMorgan Chase Bank - CACLN, Ser 2021-2, Cl C
0.969%, 12/26/2028 (B)	655	635
JPMorgan Chase Bank - CACLN, Ser 2021-3, Cl D
1.009%, 02/26/2029 (B)	1,377	1,327
LAD Auto Receivables Trust, Ser 2021-1A, Cl A
1.300%, 08/17/2026 (B)	342	333
Lendbuzz Securitization Trust, Ser 2021-1A, Cl A
1.460%, 06/15/2026 (B)	392	383
Nissan Auto Receivables Owner Trust, Ser 2019-C, Cl A3
1.930%, 07/15/2024	123	123
Santander Bank - SBCLN, Ser 2021-1A, Cl B
1.833%, 12/15/2031 (B)	463	452
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl A
1.370%, 10/15/2024 (B)	34	34
Santander Drive Auto Receivables Trust, Ser 2020-2, Cl C
1.460%, 09/15/2025	1,010	1,007

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl C
1.010%, 01/15/2026	$400	$395
Santander Drive Auto Receivables Trust, Ser 2021-1, Cl B
0.500%, 04/15/2025	600	597
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl B
0.590%, 09/15/2025	130	128
Santander Drive Auto Receivables Trust, Ser 2021-3, Cl A3
0.330%, 03/17/2025	160	159
Santander Drive Auto Receivables Trust, Ser 2021-3, Cl B
0.600%, 12/15/2025	130	128
Santander Retail Auto Lease Trust, Ser 2021-B, Cl A2
0.310%, 01/22/2024 (B)	160	158
Securitized Term Auto Receivables Trust, Ser 2019-CRTA, Cl D
4.572%, 03/25/2026 (B)	280	271
Tesla Auto Lease Trust, Ser 2020-A, Cl B
1.180%, 01/22/2024 (B)	1,000	985
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl C
1.910%, 09/15/2026 (B)	2,000	1,986
Toyota Lease Owner Trust, Ser 2021-B, Cl A2
0.250%, 03/20/2024 (B)	249	246
Tricolor Auto Securitization Trust, Ser 2021-1A, Cl A
0.740%, 04/15/2024 (B)	110	110
Tricolor Auto Securitization Trust, Ser 2022-1A, Cl A
3.300%, 02/18/2025 (B)	121	120
United Auto Credit Securitization Trust, Ser 2021-1, Cl B
0.680%, 03/11/2024 (B)	475	473
United Auto Credit Securitization Trust, Ser 2022-1, Cl A
1.110%, 07/10/2024 (B)	138	137
Westlake Automobile Receivables Trust, Ser 2019-2A, Cl C
2.840%, 07/15/2024 (B)	34	34
Westlake Automobile Receivables Trust, Ser 2019-2A, Cl E
4.020%, 04/15/2025 (B)	355	355
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl B
0.640%, 03/16/2026 (B)	230	226
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl A2A
0.320%, 04/15/2025 (B)	115	114

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl B
0.620%, 07/15/2026 (B)	$140	$136
		25,356

Credit Cards — 0.0%

Mercury Financial Credit Card Master Trust, Ser 2021-1A, Cl A
1.540%, 03/20/2026 (B)	355	342

Mortgage Related Securities — 0.9%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.686%, ICE LIBOR USD 1 Month + 0.680%, 01/25/2035 (A)	19	19
ACE Securities Home Equity Loan Trust, Ser 2005-SD1, Cl M2
2.881%, ICE LIBOR USD 1 Month + 1.875%, 11/25/2050 (A)	846	853
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl M1
1.906%, ICE LIBOR USD 1 Month + 0.900%, 09/25/2034 (A)	1,024	1,009
BRAVO Residential Funding Trust, Ser 2021-HE1, Cl A1
1.335%, SOFR30A + 0.750%, 01/25/2070 (A)(B)	2,295	2,273
BRAVO Residential Funding Trust, Ser 2021-HE2, Cl A3
1.635%, SOFR30A + 1.050%, 11/25/2069 (A)(B)	1,329	1,316
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-HE2, Cl A1
1.866%, ICE LIBOR USD 1 Month + 0.860%, 08/25/2032 (A)(B)	476	474
		5,944

Other Asset-Backed Securities — 15.8%

Affirm Asset Securitization Trust, Ser 2020-Z1, Cl A
3.460%, 10/15/2024 (B)	30	30
Affirm Asset Securitization Trust, Ser 2020-Z2, Cl A
1.900%, 01/15/2025 (B)	81	80
Affirm Asset Securitization Trust, Ser 2021-A, Cl A
0.880%, 08/15/2025 (B)	100	98
Affirm Asset Securitization Trust, Ser 2021-B, Cl A
1.030%, 08/17/2026 (B)	260	248

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025 (B)	$169	$165
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026 (B)	153	150
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027 (B)	273	269
Allegro CLO II-S, Ser 2018-1RA, Cl A1
2.178%, ICE LIBOR USD 3 Month + 1.080%, 10/21/2028 (A)(B)	1,827	1,808
Allegro CLO V, Ser 2021-1A, Cl AR
1.994%, ICE LIBOR USD 3 Month + 0.950%, 10/16/2030 (A)(B)	1,000	983
Amur Equipment Finance Receivables IX LLC, Ser 2021-1A, Cl A2
0.750%, 11/20/2026 (B)	225	219
Amur Equipment Finance Receivables VII LLC, Ser 2019-1A, Cl B
2.800%, 03/20/2025 (B)	1,500	1,491
Anchorage Capital CLO, Ser 2018-5RA, Cl A
2.034%, ICE LIBOR USD 3 Month + 0.990%, 01/15/2030 (A)(B)	1,205	1,194
Apidos CLO XII, Ser 2018-12A, Cl AR
2.124%, ICE LIBOR USD 3 Month + 1.080%, 04/15/2031 (A)(B)	725	715
Apidos CLO XV, Ser 2018-15A, Cl A1RR
2.073%, ICE LIBOR USD 3 Month + 1.010%, 04/20/2031 (A)(B)	410	404
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (B)	154	145
Ares XXXIIR CLO, Ser 2018-32RA, Cl A1B
2.611%, ICE LIBOR USD 3 Month + 1.200%, 05/15/2030 (A)(B)	725	706
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl A2
1.230%, 05/15/2026 (B)	175	172
Atrium XII, Ser 2017-12A, Cl DR
3.936%, ICE LIBOR USD 3 Month + 2.800%, 04/22/2027 (A)(B)	500	462
Avant Loans Funding Trust, Ser 2021-REV1, Cl A
1.210%, 07/15/2030 (B)	195	188
Avery Point IV CLO, Ser 2014-1A, Cl D
4.684%, ICE LIBOR USD 3 Month + 3.500%, 04/25/2026 (A)(B)	800	784
Avery Point IV CLO, Ser 2017-1A, Cl CR
3.534%, ICE LIBOR USD 3 Month + 2.350%, 04/25/2026 (A)(B)	718	712
Bain Capital Credit CLO, Ser 2018-1A, Cl A1
2.144%, ICE LIBOR USD 3 Month + 0.960%, 04/23/2031 (A)(B)	450	445

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Barings CLO, Ser 2017-IA, Cl AR
1.863%, ICE LIBOR USD 3 Month + 0.800%, 01/20/2028 (A)(B)	$3,014	$2,981
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(B)	309	298
Benefit Street Partners CLO XII, Ser 2021-12A, Cl A1R
1.994%, ICE LIBOR USD 3 Month + 0.950%, 10/15/2030 (A)(B)	425	419
BHG Securitization Trust, Ser 2022-A, Cl A
1.710%, 02/20/2035 (B)	376	363
BHG Securitization Trust, Ser 2022-B, Cl A
3.750%, 06/18/2035 (B)	325	325
BlueMountain CLO XXIII, Ser 2018-23A, Cl C
3.213%, ICE LIBOR USD 3 Month + 2.150%, 10/20/2031 (A)(B)	800	751
BRE Grand Islander Timeshare Issuer LLC, Ser 2017-1A, Cl A
2.940%, 05/25/2029 (B)	2,112	2,080
BRE Grand Islander Timeshare Issuer LLC, Ser 2019-A, Cl A
3.280%, 09/26/2033 (B)	910	883
BSPRT Issuer, Ser 2022-FL8, Cl A
1.899%, SOFR30A + 1.500%, 02/15/2037 (A)(B)	275	267
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
2.014%, ICE LIBOR USD 3 Month + 0.970%, 04/17/2031 (A)(B)	648	636
Carlyle Global Market Strategies CLO, Ser 2021-1A, Cl AR3
2.043%, ICE LIBOR USD 3 Month + 0.980%, 07/20/2031 (A)(B)	310	305
Carlyle US CLO, Ser 2021-2A, Cl A1R
2.113%, ICE LIBOR USD 3 Month + 1.050%, 07/20/2031 (A)(B)	1,450	1,426
Carlyle US CLO, Ser 2021-3A, Cl BR
3.063%, ICE LIBOR USD 3 Month + 2.000%, 07/20/2029 (A)(B)	500	470
Catskill Park CLO, Ser 2017-1A, Cl A1B
2.413%, ICE LIBOR USD 3 Month + 1.350%, 04/20/2029 (A)(B)	1,000	975
C-BASS Mortgage Loan Asset-Backed Certificates, Ser 2005-CB7, Cl M1
1.621%, ICE LIBOR USD 1 Month + 0.615%, 11/25/2035 (A)	332	331
CCG Receivables Trust, Ser 2021-1, Cl A2
0.300%, 06/14/2027 (B)	61	59
Cent CLO 21, Ser 2021-21A, Cl A1R3
2.195%, ICE LIBOR USD 3 Month + 0.970%, 07/27/2030 (A)(B)	2,000	1,971

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CIFC Funding, Ser 2018-2A, Cl A1
2.103%, ICE LIBOR USD 3 Month + 1.040%, 04/20/2031 (A)(B)	$250	$246
CIFC Funding, Ser 2018-3A, Cl AR
1.914%, ICE LIBOR USD 3 Month + 0.870%, 04/19/2029 (A)(B)	839	825
CNH Equipment Trust, Ser 2021-A, Cl A2
0.230%, 03/15/2024	74	73
Conn's Receivables Funding LLC, Ser 2020-A, Cl A
1.710%, 06/16/2025 (B)	4	4
CoreVest American Finance Trust, Ser 2018-1, Cl A
3.804%, 06/15/2051 (B)	986	986
Crossroads Asset Trust, Ser 2021-A, Cl A2
0.820%, 03/20/2024 (B)	108	107
DB Master Finance LLC, Ser 2019-1A, Cl A2II
4.021%, 05/20/2049 (B)	365	357
Denali Capital CLO XI, Ser 2018-1A, Cl A2RR
2.713%, ICE LIBOR USD 3 Month + 1.650%, 10/20/2028 (A)(B)	1,000	984
Dewolf Park CLO, Ser 2021-1A, Cl AR
1.964%, ICE LIBOR USD 3 Month + 0.920%, 10/15/2030 (A)(B)	425	420
Dext ABS LLC, Ser 2021-1, Cl A
1.120%, 02/15/2028 (B)	124	120
DLLAD LLC, Ser 2021-1A, Cl A2
0.350%, 09/20/2024 (B)	215	212
ECMC Group Student Loan Trust, Ser 2020-3A, Cl A1B
2.006%, ICE LIBOR USD 1 Month + 1.000%, 01/27/2070 (A)(B)	732	718
Elara HGV Timeshare Issuer LLC, Ser 2017-A, Cl A
2.690%, 03/25/2030 (B)	438	430
Elara HGV Timeshare Issuer LLC, Ser 2019-A, Cl A
2.610%, 01/25/2034 (B)	1,217	1,171
Elevation CLO, Ser 2017-2A, Cl A1R
2.274%, ICE LIBOR USD 3 Month + 1.230%, 10/15/2029 (A)(B)	959	951
ExteNet LLC, Ser 2019-1A, Cl A2
3.204%, 07/26/2049 (B)	2,000	1,982
FCI Funding LLC, Ser 2021-1A, Cl A
1.130%, 04/15/2033 (B)	83	82
FREED ABS Trust, Ser 2021-3FP, Cl A
0.620%, 11/20/2028 (B)	33	33
FREED ABS Trust, Ser 2022-1FP, Cl A
0.940%, 03/19/2029 (B)	65	65
Goldentree Loan Management US CLO 2, Ser 2021-2A, Cl AR
1.973%, ICE LIBOR USD 3 Month + 0.910%, 11/20/2030 (A)(B)	275	271

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GreatAmerica Leasing Receivables Funding LLC, Ser 2021-2, Cl A2
0.380%, 03/15/2024 (B)	$285	$280
HPEFS Equipment Trust, Ser 2019-1A, Cl D
2.720%, 09/20/2029 (B)	1,000	1,000
HPEFS Equipment Trust, Ser 2021-2A, Cl B
0.610%, 09/20/2028 (B)	155	149
Invitation Homes Trust, Ser 2018-SFR1, Cl A
1.587%, ICE LIBOR USD 1 Month + 0.700%, 03/17/2037 (A)(B)	1,685	1,662
Invitation Homes Trust, Ser 2018-SFR1, Cl B
1.837%, ICE LIBOR USD 1 Month + 0.950%, 03/17/2037 (A)(B)	1,500	1,472
Invitation Homes Trust, Ser 2018-SFR1, Cl C
2.137%, ICE LIBOR USD 1 Month + 1.250%, 03/17/2037 (A)(B)	2,200	2,156
Invitation Homes Trust, Ser 2018-SFR4, Cl A
1.987%, ICE LIBOR USD 1 Month + 1.100%, 01/17/2038 (A)(B)	2,693	2,666
Invitation Homes Trust, Ser 2018-SFR4, Cl C
2.287%, ICE LIBOR USD 1 Month + 1.400%, 01/17/2038 (A)(B)	2,000	1,965
Kentucky Higher Education Student Loan, Ser 2020-1, Cl A1B
1.718%, ICE LIBOR USD 1 Month + 1.050%, 11/25/2050 (A)	1,667	1,661
Kentucky Higher Education Student Loan, Ser 2021-1, Cl A1B
1.448%, ICE LIBOR USD 1 Month + 0.780%, 03/25/2051 (A)	3,111	3,067
Keycorp Student Loan Trust, Ser 2000-B, Cl A2
1.494%, ICE LIBOR USD 3 Month + 0.310%, 07/25/2029 (A)	384	382
KKR CLO 12, Ser 2018-12, Cl AR2A
2.179%, ICE LIBOR USD 3 Month + 1.135%, 10/15/2030 (A)(B)	500	495
KKR CLO 21, Ser 2018-21, Cl A
2.044%, ICE LIBOR USD 3 Month + 1.000%, 04/15/2031 (A)(B)	580	570
Kubota Credit Owner Trust, Ser 2020-2A, Cl A2
0.410%, 06/15/2023 (B)	5	5
LCM XXIV, Ser 2021-24A, Cl AR
2.043%, ICE LIBOR USD 3 Month + 0.980%, 03/20/2030 (A)(B)	280	275
Madison Park Funding XVII, Ser 2021-17A, Cl AR2
2.098%, ICE LIBOR USD 3 Month + 1.000%, 07/21/2030 (A)(B)	250	247

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Madison Park Funding XXX, Ser 2018-30A, Cl A
1.794%, ICE LIBOR USD 3 Month + 0.750%, 04/15/2029 (A)(B)	$972	$958
Magnetite VIII, Ser 2018-8A, Cl AR2
2.024%, ICE LIBOR USD 3 Month + 0.980%, 04/15/2031 (A)(B)	780	771
Magnetite XVIII, Ser 2018-18A, Cl BR
2.911%, ICE LIBOR USD 3 Month + 1.500%, 11/15/2028 (A)(B)	1,000	973
Marlette Funding Trust, Ser 2021-1A, Cl A
0.600%, 06/16/2031 (B)	15	15
Marlette Funding Trust, Ser 2021-2A, Cl A
0.510%, 09/15/2031 (B)	45	44
Marlette Funding Trust, Ser 2021-3A, Cl A
0.650%, 12/15/2031 (B)	110	108
Marlette Funding Trust, Ser 2022-1A, Cl A
1.360%, 04/15/2032 (B)	416	411
MF1, Ser 2022-FL8, Cl A
1.832%, SOFR30A + 1.350%, 02/19/2037 (A)(B)	250	242
Missouri Higher Education Loan Authority, Ser 2021-1, Cl A1B
1.756%, ICE LIBOR USD 1 Month + 0.750%, 01/25/2061 (A)	1,046	1,022
Missouri Higher Education Loan Authority, Ser 2021-2, Cl A1B
1.706%, ICE LIBOR USD 1 Month + 0.700%, 03/25/2061 (A)	3,168	3,086
MMAF Equipment Finance LLC, Ser 2018-A, Cl A4
3.390%, 01/10/2025 (B)	924	927
Mountain View CLO LLC, Ser 2020-1A, Cl AR
2.134%, ICE LIBOR USD 3 Month + 1.090%, 10/16/2029 (A)(B)	1,068	1,058
Navient Private Education Loan Trust, Ser 2020-IA, Cl A1B
1.875%, ICE LIBOR USD 1 Month + 1.000%, 04/15/2069 (A)(B)	1,315	1,297
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2B
1.925%, ICE LIBOR USD 1 Month + 1.050%, 12/15/2059 (A)(B)	2,951	2,902
Navient Private Education Refi Loan Trust, Ser 2020-HA, Cl A
1.310%, 01/15/2069 (B)	910	875
Navient Student Loan Trust, Ser 2021-1A, Cl A1B
1.606%, ICE LIBOR USD 1 Month + 0.600%, 12/26/2069 (A)(B)	1,289	1,252

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2021-2A, Cl A1B
1.556%, ICE LIBOR USD 1 Month + 0.550%, 02/25/2070 (A)(B)	$1,801	$1,750
Neuberger Berman Loan Advisers CLO 25, Ser 2021-25A, Cl AR
1.974%, ICE LIBOR USD 3 Month + 0.930%, 10/18/2029 (A)(B)	590	581
Neuberger Berman Loan Advisers CLO 26, Ser 2021-26A, Cl AR
1.964%, ICE LIBOR USD 3 Month + 0.920%, 10/18/2030 (A)(B)	400	394
New Hampshire Higher Education Loan, Ser 2020-1, Cl A1B
2.206%, ICE LIBOR USD 1 Month + 1.200%, 09/25/2060 (A)	902	885
Nyctl Trust, Ser 2022-A, Cl A
2.100%, 11/10/2034 (B)	429	421
Oxford Finance Funding LLC, Ser 2020-1A, Cl A2
3.101%, 02/15/2028 (B)	1,196	1,189
OZLM XII, Ser 2018-12A, Cl A1R
2.336%, ICE LIBOR USD 3 Month + 1.050%, 04/30/2027 (A)(B)	26	26
Palmer Square Loan Funding, Ser 2019-3A, Cl A2
3.078%, ICE LIBOR USD 3 Month + 1.600%, 08/20/2027 (A)(B)	1,000	984
Palmer Square Loan Funding, Ser 2021-3A, Cl A1
1.863%, ICE LIBOR USD 3 Month + 0.800%, 07/20/2029 (A)(B)	200	197
Palmer Square Loan Funding, Ser 2021-4A, Cl A1
1.844%, ICE LIBOR USD 3 Month + 0.800%, 10/15/2029 (A)(B)	549	541
Prodigy Finance DAC, Ser 2021-1A, Cl A
2.256%, ICE LIBOR USD 1 Month + 1.250%, 07/25/2051 (A)(B)	1,527	1,504
SCF Equipment Leasing LLC, Ser 2021-1A, Cl A2
0.420%, 08/20/2026 (B)	105	105
SCF Equipment Leasing LLC, Ser 2022-1A, Cl A2
2.060%, 02/22/2028 (B)	415	408
SMB Private Education Loan Trust, Ser 2019-B, Cl A2B
1.875%, ICE LIBOR USD 1 Month + 1.000%, 06/15/2037 (A)(B)	985	987
SMB Private Education Loan Trust, Ser 2020-PTA, Cl A2B
1.856%, ICE LIBOR USD 1 Month + 0.850%, 09/15/2054 (A)(B)	1,874	1,838

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2020-PTB, Cl A2B
1.856%, ICE LIBOR USD 1 Month + 0.850%, 09/15/2054 (A)(B)	$2,525	$2,474
SMB Private Education Loan Trust, Ser 2021-A, Cl A2A2
1.605%, ICE LIBOR USD 1 Month + 0.730%, 01/15/2053 (A)(B)	2,500	2,453
SoFi Consumer Loan Program Trust, Ser 2021-1, Cl A
0.490%, 09/25/2030 (B)	59	58
Sound Point CLO XXIII, Ser 2021-2A, Cl X
0.700%, 07/15/2034 (A)(B)	1,120	1,108
STAR Trust, Ser 2021-SFR1, Cl C
1.937%, ICE LIBOR USD 1 Month + 1.050%, 04/17/2038 (A)(B)	1,000	972
STAR Trust, Ser 2021-SFR1, Cl D
2.187%, ICE LIBOR USD 1 Month + 1.300%, 04/17/2038 (A)(B)	1,000	972
STAR Trust, Ser 2021-SFR2, Cl C
2.487%, ICE LIBOR USD 1 Month + 1.600%, 01/17/2024 (A)(B)	3,000	2,960
Structured Asset Investment Loan Trust, Ser 2003-BC12, Cl 2A
1.726%, ICE LIBOR USD 1 Month + 0.720%, 11/25/2033 (A)	1,819	1,720
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A8
2.006%, ICE LIBOR USD 1 Month + 1.000%, 09/25/2034 (A)	2,496	2,446
Structured Asset Investment Loan Trust, Ser 2004-BNC1, Cl A4
1.946%, ICE LIBOR USD 1 Month + 0.940%, 09/25/2034 (A)	732	710
Symphony Static CLO I, Ser 2021-1A, Cl A
2.014%, ICE LIBOR USD 3 Month + 0.830%, 10/25/2029 (A)(B)	370	366
Symphony Static CLO I, Ser 2021-1A, Cl D
3.934%, ICE LIBOR USD 3 Month + 2.750%, 10/25/2029 (A)(B)	500	469
TAL Advantage VII LLC, Ser 2020-1A, Cl A
2.050%, 09/20/2045 (B)	825	752
TCI-Flatiron CLO, Ser 2017-1A, Cl B
3.004%, ICE LIBOR USD 3 Month + 1.560%, 11/18/2030 (A)(B)	500	487
Telos CLO, Ser 2018-5A, Cl A1R
1.994%, ICE LIBOR USD 3 Month + 0.950%, 04/17/2028 (A)(B)	23	23
Towd Point HE Trust, Ser 2021-HE1, Cl A1
0.918%, 02/25/2063 (A)(B)	1,231	1,181
Upstart Securitization Trust, Ser 2020-3, Cl A
1.702%, 11/20/2030 (B)	77	77

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Upstart Securitization Trust, Ser 2021-2, Cl A
0.910%, 06/20/2031 (B)	$181	$177
Upstart Securitization Trust, Ser 2021-4, Cl A
0.840%, 09/20/2031 (B)	276	267
VERDE CLO, Ser 2021-1A, Cl XR
1.794%, ICE LIBOR USD 3 Month + 0.750%, 04/15/2032 (A)(B)	325	325
Verizon Owner Trust, Ser 2020-B, Cl A
0.470%, 02/20/2025	225	222
Vibrant CLO VI, Ser 2021-6A, Cl AR
1.878%, ICE LIBOR USD 3 Month + 0.950%, 06/20/2029 (A)(B)	224	222
Voya CLO, Ser 2018-2A, Cl A1R
2.154%, ICE LIBOR USD 3 Month + 0.970%, 04/25/2031 (A)(B)	500	494
Voya CLO, Ser 2018-3A, Cl A2R
2.444%, ICE LIBOR USD 3 Month + 1.400%, 10/18/2031 (A)(B)	818	798
Voya CLO, Ser 2020-1A, Cl AR
2.104%, ICE LIBOR USD 3 Month + 1.060%, 04/15/2031 (A)(B)	400	394
Voya CLO, Ser 2020-2A, Cl A1RR
2.064%, ICE LIBOR USD 3 Month + 1.020%, 04/17/2030 (A)(B)	298	295
VSE VOI Mortgage LLC, Ser 2017-A, Cl A
2.330%, 03/20/2035 (B)	589	574
Westgate Resorts LLC, Ser 2020-1A, Cl A
2.713%, 03/20/2034 (B)	953	943
		105,787

Total Asset-Backed Securities
(Cost $140,035) ($ Thousands)		137,429

CORPORATE OBLIGATIONS — 6.4%
Communication Services — 0.3%
AT&T
9.150%, 02/01/2023	325	339
CCO Holdings LLC
4.500%, 08/15/2030 (B)	950	858
Magallanes
2.258%, SOFRINDX + 1.780%, 03/15/2024 (A)(B)	165	166
Verizon Communications
1.307%, SOFRINDX + 0.790%, 03/20/2026 (A)	350	346
1.022%, SOFRINDX + 0.500%, 03/22/2024 (A)	350	349

		2,058

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Consumer Discretionary — 1.3%
1011778 BC ULC / New Red Finance
4.375%, 01/15/2028 (B)	$639	$600
7-Eleven
0.625%, 02/10/2023 (B)	225	222
BCPE Ulysses Intermediate
7.750%cash/0% PIK, 04/01/2027 (B)	724	583
Daimler Trucks Finance North America LLC
1.242%, U.S. SOFR + 0.750%, 12/13/2024 (A)(B)	400	398
Ford Motor Credit LLC
4.063%, 11/01/2024	750	735
General Motors Financial
4.250%, 05/15/2023	300	303
1.541%, U.S. SOFR + 0.760%, 03/08/2024 (A)	400	393
1.282%, U.S. SOFR + 0.620%, 10/15/2024 (A)	600	586
Howard University
2.801%, 10/01/2023	240	237
Hyatt Hotels
1.300%, 10/01/2023	115	112
Hyundai Capital America MTN
0.800%, 04/03/2023 (B)	360	353
LBM Acquisition LLC
6.250%, 01/15/2029 (B)	1,304	1,011
Mohegan Gaming & Entertainment
8.000%, 02/01/2026 (B)	845	781
Nordstrom
2.300%, 04/08/2024	160	154
Specialty Building Products Holdings LLC
6.375%, 09/30/2026 (B)	1,144	1,055
SRS Distribution
6.000%, 12/01/2029 (B)	712	613

		8,136

Consumer Staples — 0.4%
Coca-Cola Europacific Partners
0.500%, 05/05/2023 (B)	725	707
Conagra Brands
0.500%, 08/11/2023	225	219
GEMS MENASA Cayman
7.125%, 07/31/2026 (B)	587	571
GSK Consumer Healthcare Capital US LLC
1.436%, U.S. SOFR + 0.890%, 03/24/2024 (A)(B)	250	250
JDE Peet's
0.800%, 09/24/2024 (B)	375	351
Mondelez International
2.125%, 03/17/2024	165	162

		2,260

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Energy — 0.1%
Enbridge
1.412%, SOFRINDX + 0.630%, 02/16/2024 (A)	$250	$249
Pioneer Natural Resources
0.550%, 05/15/2023	175	171
Southern Natural Gas LLC
0.625%, 04/28/2023 (B)	205	204

		624

Financials — 2.3%
Alliant Holdings Intermediate LLC
6.750%, 10/15/2027 (B)	1,000	965
Athene Global Funding
1.481%, SOFRINDX + 0.700%, 05/24/2024 (A)(B)	450	437
Bank of America
1.437%, U.S. SOFR + 0.660%, 02/04/2025 (A)	195	194
1.401%, U.S. SOFR + 0.690%, 04/22/2025 (A)	475	471
Bank of Montreal MTN
1.098%, SOFRINDX + 0.620%, 09/15/2026 (A)	475	468
Bank of Nova Scotia
1.119%, U.S. SOFR + 0.380%, 07/31/2024 (A)	700	693
Brighthouse Financial Global Funding MTN
1.395%, U.S. SOFR + 0.760%, 04/12/2024 (A)(B)	315	315
Canadian Imperial Bank of Commerce
0.864%, SOFRINDX + 0.400%, 12/14/2023 (A)	425	422
Capital One Financial
1.471%, U.S. SOFR + 0.690%, 12/06/2024 (A)	275	273
Charles Schwab
1.011%, SOFRINDX + 0.500%, 03/18/2024 (A)	300	299
Citigroup
1.436%, U.S. SOFR + 0.669%, 05/01/2025 (A)	300	295
CNA Financial
7.250%, 11/15/2023	100	106
Commonwealth Bank of Australia
1.023%, U.S. SOFR + 0.400%, 07/07/2025 (A)(B)	300	296
0.999%, U.S. SOFR + 0.520%, 06/15/2026 (A)(B)	300	296
Credit Suisse NY
0.520%, 08/09/2023	475	461

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Deutsche Bank NY
2.001%, U.S. SOFR + 1.219%, 11/16/2027 (A)	$325	$313
1.282%, U.S. SOFR + 0.500%, 11/08/2023 (A)	400	397
Equitable Financial Life Global Funding
1.010%, U.S. SOFR + 0.390%, 04/06/2023 (A)(B)	400	399
Goldman Sachs Group
1.405%, U.S. SOFR + 0.700%, 01/24/2025 (A)	275	272
1.401%, U.S. SOFR + 0.620%, 12/06/2023 (A)	275	273
0.948%, U.S. SOFR + 0.500%, 09/10/2024 (A)	150	148
HSBC Holdings PLC
1.361%, U.S. SOFR + 0.580%, 11/22/2024 (A)	275	271
Jackson Financial
1.125%, 11/22/2023 (B)	275	265
JPMorgan Chase
1.585%, U.S. SOFR + 0.885%, 04/22/2027 (A)	475	464
1.120%, U.S. SOFR + 0.580%, 06/23/2025 (A)	200	197
1.076%, U.S. SOFR + 0.580%, 03/16/2024 (A)	350	349
KeyBank
1.120%, U.S. SOFR + 0.340%, 01/03/2024 (A)	475	472
1.100%, U.S. SOFR + 0.320%, 06/14/2024 (A)	250	247
Macquarie Group MTN
1.371%, U.S. SOFR + 0.710%, 10/14/2025 (A)(B)	300	296
Midcap Financial Issuer Trust
5.625%, 01/15/2030 (B)	350	273
Mizuho Financial Group
2.154%, ICE LIBOR USD 3 Month + 0.630%, 05/25/2024 (A)	525	525
Morgan Stanley
0.731%, U.S. SOFR + 0.616%, 04/05/2024 (A)	175	171
NASDAQ
0.445%, 12/21/2022	155	153
National Bank of Canada
1.267%, U.S. SOFR + 0.490%, 08/06/2024 (A)	350	347
0.750%, 08/06/2024	350	330
NatWest Markets
1.312%, U.S. SOFR + 0.530%, 08/12/2024 (A)(B)	340	337

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Pacific Life Global Funding II
0.500%, 09/23/2023 (B)	$185	$179
Principal Life Global Funding II
1.085%, U.S. SOFR + 0.450%, 04/12/2024 (A)(B)	130	129
Societe Generale
1.744%, U.S. SOFR + 1.050%, 01/21/2026 (A)(B)	275	268
Sumitomo Mitsui Trust Bank MTN
0.905%, U.S. SOFR + 0.440%, 09/16/2024 (A)(B)	350	347
Toronto-Dominion Bank MTN
1.038%, U.S. SOFR + 0.590%, 09/10/2026 (A)	300	296
0.798%, U.S. SOFR + 0.350%, 09/10/2024 (A)	350	346
Truist Financial MTN
0.840%, U.S. SOFR + 0.400%, 06/09/2025 (A)	250	246
UBS
1.232%, U.S. SOFR + 0.450%, 08/09/2024 (A)(B)	400	398
UBS MTN
1.142%, U.S. SOFR + 0.360%, 02/09/2024 (A)(B)	250	249
UBS AG/London
0.700%, 08/09/2024 (B)	300	284

		15,232

Health Care — 0.4%
AmerisourceBergen
0.737%, 03/15/2023	340	335
AstraZeneca
0.300%, 05/26/2023	225	221
Baxter International
1.221%, SOFRINDX + 0.440%, 11/29/2024 (A)(B)	275	271
CommonSpirit Health
2.760%, 10/01/2024	180	177
Global Medical Response
6.500%, 10/01/2025 (B)	462	443
Humana
0.650%, 08/03/2023	315	307
Illumina
0.550%, 03/23/2023	225	220
PerkinElmer
0.550%, 09/15/2023	425	412
Royalty Pharma PLC
0.750%, 09/02/2023	450	437
Stryker
0.600%, 12/01/2023	160	154

		2,977

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Industrials — 0.2%
Artera Services LLC
9.033%, 12/04/2025 (B)	$700	$553
Boeing
1.167%, 02/04/2023	325	321
Carlisle
0.550%, 09/01/2023	105	102
CP Atlas Buyer
7.000%, 12/01/2028 (B)	710	582
DAE Funding LLC MTN
1.550%, 08/01/2024 (B)	205	191

		1,749

Information Technology — 0.2%
Microchip Technology
0.972%, 02/15/2024	205	196
Qorvo
1.750%, 12/15/2024 (B)	220	209
Skyworks Solutions
0.900%, 06/01/2023	480	468
SYNNEX
1.250%, 08/09/2024 (B)	475	447
VMware
0.600%, 08/15/2023	275	267

		1,587

Materials — 0.3%
Chemours
4.625%, 11/15/2029 (B)	640	578
Kobe US Midco 2
9.250%cash/0% PIK, 11/01/2026 (B)	816	788
SCIH Salt Holdings
4.875%, 05/01/2028 (B)	565	525

		1,891

Real Estate — 0.1%
Iron Mountain Information Management Services
5.000%, 07/15/2032 (B)	405	372

Utilities — 0.8%
CenterPoint Energy
1.432%, SOFRINDX + 0.650%, 05/13/2024 (A)	225	222
CenterPoint Energy Resources
2.111%, ICE LIBOR USD 3 Month + 0.500%, 03/02/2023 (A)	282	281
Cleco Power LLC
1.326%, ICE LIBOR USD 3 Month + 0.500%, 06/15/2023 (A)(B)	475	473
Dominion Energy
2.450%, 01/15/2023 (B)	250	249

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Duke Energy
0.698%, U.S. SOFR + 0.250%, 06/10/2023 (A)	$250	$249
Edison International
3.125%, 11/15/2022	2,000	1,997
Mississippi Power
0.857%, U.S. SOFR + 0.300%, 06/28/2024 (A)	195	193
NextEra Energy Capital Holdings
1.775%, ICE LIBOR USD 3 Month + 0.270%, 02/22/2023 (A)	400	399
ONE Gas
1.355%, ICE LIBOR USD 3 Month + 0.610%, 03/11/2023 (A)	198	198
Pacific Gas and Electric
3.250%, 02/16/2024	200	197
1.932%, SOFRINDX + 1.150%, 11/14/2022 (A)	340	339
1.700%, 11/15/2023	125	121
PPL Electric Utilities
0.876%, U.S. SOFR + 0.330%, 06/24/2024 (A)	425	422
Public Service Enterprise Group
0.841%, 11/08/2023	255	247

		5,587

Total Corporate Obligations
(Cost $44,411) ($ Thousands)		42,473

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
1.616%, 03/23/2023 (F)	915	901
0.634%, 01/26/2023 (F)(H)	460	455

Total U.S. Treasury Obligations
(Cost $1,361) ($ Thousands)		1,356

MUNICIPAL BONDS — 0.1%
Illinois — 0.0%
Chicago, Transit Authority, Ser B, RB
1.838%, 12/01/2023	110	108

Texas — 0.1%
Central Texas, Turnpike System, Ser B, RB
1.980%, 08/15/2042 (A)	190	190

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Houston, Texas Airport System Revenue, Ser C, RB
0.883%, 07/01/2022	$45	$45

		235

Total Municipal Bonds
(Cost $345) ($ Thousands)		343

	Shares
CASH EQUIVALENT — 6.3%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	42,196,452	42,196

Total Cash Equivalent
(Cost $42,196) ($ Thousands)		42,196

Total Investments in Securities — 101.2%
(Cost $696,448) ($ Thousands)		$674,623

SEI Institutional Investments Trust / Annual Report / May 31, 2022

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Short Contracts
U.S. 2-Year Treasury Notes	(200)	Oct-2022	$(42,248)	$(42,220)	$28
U.S. 5-Year Treasury Notes	(30)	Oct-2022	(3,395)	(3,389)	6
U.S. 10-Year Treasury Notes	(13)	Sep-2022	(1,560)	(1,553)	7
U.S. Long Treasury Bond	(1)	Sep-2022	(141)	(139)	2
			$(47,344)	$(47,301)	$43

Percentages are based on Net Assets of $666,905 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $313,194 ($ Thousands), representing 47.0% of the Net Assets of the Fund.

(C)	No interest rate available.
(D)	Unsettled bank loan. Interest rate may not be available.
(E)	Level 3 security in accordance with fair value hierarchy.
(F)	Interest rate represents the security's effective yield at the time of purchase.
(G)	Securities considered restricted. The total market value of such securities as of May 31, 2022 was $1,839 ($ Thousands) and represented 0.3% of the Net Assets of the Fund.
(H)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

ARM — Adjustable Rate Mortgage
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
DAC — Designated Activity Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FREMF— Freddie Mac Multi-Family
GNMA — Government National Mortgage Association
ICE— Intercontinental Exchange
IO — Interest Only — face amount represents notional amount.
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
LP — Limited Partnership
Ltd — Limited
MTN — Medium Term Note
NASDAQ — National Association of Securities Dealers and Automated Quotations
PIK — Payment-in-Kind
PLC — Public Limited Company
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
STACR — Structured Agency Credit Risk
USD — United States Dollar

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	233,937	–	233,937
Loan Participations	–	188,459	28,430	216,889
Asset-Backed Securities	–	137,429	–	137,429
Corporate Obligations	–	42,473	–	42,473
U.S. Treasury Obligations	–	1,356	–	1,356
Municipal Bonds	–	343	–	343
Cash Equivalent	42,196	–	–	42,196
Total Investments in Securities	42,196	603,997	28,430	674,623

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	43	–	–	43
Total Other Financial Instruments	43	–	–	43

*	Futures contracts are valued at the unrealized appreciation on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Investments in Loan Participations
Balance as of May 31, 2021	$21,084
Accrued discounts/premiums	(4)
Realized gain/(loss)	(30)
Change in unrealized appreciation/(depreciation)	(21)
Purchases	1,991
Sales	(15,073)
Net transfer into Level 3	23,406
Net transfer out of Level 3	(2,923)
Ending Balance as of May 31, 2022(1)	$28,430
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(1,269)

(1) Of the $28,430 ($ Thousands) in Level 3 securities as of May 31, 2022, $— ($ Thousands) or 0.0% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

For the year ended May 31, 2022, transfers in or out of Level 3 were due to the availability or lack of availability of observable inputs to determine fair value.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Opportunistic Income Fund (Concluded)

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$84,979	$480,538	$(523,321)	$—	$—	$42,196	42,196,452	$22	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 35.4%
Agency Mortgage-Backed Obligations — 29.0%
FHLMC
7.500%, 08/01/2030 to 12/01/2036	$203	$218
7.000%, 05/01/2024 to 03/01/2039	61	65
6.500%, 10/01/2031 to 09/01/2039	454	486
6.000%, 01/01/2028 to 08/01/2038	309	328
5.500%, 02/01/2035 to 12/01/2038	1,321	1,427
5.000%, 08/01/2033 to 03/01/2049	6,528	6,852
4.500%, 11/01/2025 to 06/01/2050	7,527	7,806
4.000%, 01/01/2035 to 06/01/2052	41,216	41,812
3.500%, 03/01/2033 to 05/01/2052	94,130	93,771
3.000%, 03/01/2031 to 04/01/2052	96,589	92,905
2.823%, 04/01/2052	3,877	3,969
2.617%, 04/01/2052	1,779	1,815
2.500%, 10/01/2031 to 03/01/2052	79,030	73,807
2.000%, 09/01/2040 to 02/01/2052	102,885	92,214
1.500%, 10/01/2041 to 11/01/2050	13,354	11,368
FHLMC ARM
3.516%, ICE LIBOR USD 12 Month + 2.330%, 05/01/2036(A)	28	29
3.431%, ICE LIBOR USD 12 Month + 1.637%, 03/01/2049(A)	1,526	1,547
3.083%, ICE LIBOR USD 12 Month + 1.621%, 02/01/2050(A)	964	961
3.007%, ICE LIBOR USD 12 Month + 1.628%, 11/01/2048(A)	3,340	3,307
2.874%, ICE LIBOR USD 12 Month + 1.619%, 11/01/2047(A)	1,186	1,180

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
2.804%, ICE LIBOR USD 12 Month + 1.641%, 05/01/2049(A)	$844	$849
2.425%, ICE LIBOR USD 12 Month + 1.638%, 09/01/2045(A)	3,424	3,462
2.251%, ICE LIBOR USD 12 Month + 1.925%, 12/01/2036(A)	48	49
2.098%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.284%, 03/01/2047(A)	529	519
1.845%, ICE LIBOR USD 12 Month + 1.595%, 10/01/2036(A)	11	10
FHLMC CMO, Ser 2022-5201, Cl CA
2.500%, 07/25/2048	2,184	2,062
FHLMC CMO, Ser 2022-5217, Cl CD
2.500%, 07/25/2049	1,960	1,898
FHLMC CMO, Ser 2022-5224, Cl HL
4.000%, 04/25/2052	2,000	1,990
FHLMC Multiclass Certificates, Ser 2020-RR02, Cl BX, IO
1.666%, 08/27/2028(A)	2,000	173
FHLMC Multiclass Certificates, Ser 2021-P009, Cl A2
1.878%, 01/25/2031	975	879
FHLMC Multifamily Structured Pass Through Certificates, Ser K133, Cl X1, IO
0.349%, 09/25/2031(A)	15,384	418
FHLMC Multifamily Structured Pass Through Certificates, Ser K141, Cl A2
2.250%, 02/25/2032	2,055	1,851
FHLMC Multifamily Structured Pass Through Certificates, Ser K142, Cl X1, IO
0.297%, 12/25/2031(A)	6,800	172
FHLMC Multifamily Structured Pass Through Certificates, Ser K143, Cl X1, IO
0.342%, 04/25/2055(A)	7,000	205
FHLMC Multifamily Structured Pass Through Certificates, Ser KSG2, Cl A2
2.091%, 11/25/2031(A)	1,395	1,242
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1519, Cl X1, IO
0.609%, 12/25/2035(A)	16,190	906
FHLMC Multifamily Structured Pass-Through Certificates, Ser K032, Cl X1, IO
0.068%, 05/25/2023(A)	56,603	49
FHLMC Multifamily Structured Pass-Through Certificates, Ser K047, Cl A2
3.329%, 05/25/2025(A)	605	609
FHLMC Multifamily Structured Pass-Through Certificates, Ser K091, Cl X1, IO
0.557%, 03/25/2029(A)	3,917	130
FHLMC Multifamily Structured Pass-Through Certificates, Ser K093, Cl X1, IO
0.952%, 05/25/2029(A)	3,976	217

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl X1, IO
0.880%, 06/25/2029(A)	$2,990	$155
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl XAM, IO
1.147%, 06/25/2029(A)	6,800	485
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl XAM, IO
1.239%, 06/25/2029(A)	700	53
FHLMC Multifamily Structured Pass-Through Certificates, Ser K101, Cl X1, IO
0.835%, 10/25/2029(A)	1,293	66
FHLMC Multifamily Structured Pass-Through Certificates, Ser K157, Cl A3
3.990%, 08/25/2033(A)	4,400	4,488
FHLMC Multifamily Structured Pass-Through Certificates, Ser K726, Cl X1, IO
0.895%, 04/25/2024(A)	10,483	145
FHLMC Multifamily Structured Pass-Through Certificates, Ser K736, Cl X1, IO
1.307%, 07/25/2026(A)	1,023	43
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.638%, 10/25/2026(A)	8,423	190
FHLMC Multifamily Structured Pass-Through Certificates, Ser K741, Cl X1, IO
0.572%, 12/25/2027(A)	2,998	81
FHLMC Multifamily Structured Pass-Through Certificates, Ser K742, Cl X1, IO
0.779%, 03/25/2028(A)	6,198	206
FHLMC Multifamily Structured Pass-Through Certificates, Ser KC05, Cl X1, IO
1.204%, 06/25/2027(A)	1,568	58
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/2031	1,115	1,083
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/2027	2,210	2,163
FHLMC REMIC CMO, Ser 1999-2174, Cl PN
6.000%, 07/15/2029	7	7
FHLMC REMIC CMO, Ser 2001-2312, Cl Z
6.500%, 05/15/2031	67	72
FHLMC REMIC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	20	22
FHLMC REMIC CMO, Ser 2003-2671, Cl S
13.155%, 09/15/2033(A)	28	32
FHLMC REMIC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	57	58
FHLMC REMIC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	132	138
FHLMC REMIC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	571	621

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037(B)	$2	$2
FHLMC REMIC CMO, Ser 2008-3451, Cl SB, IO
5.155%, 05/15/2038(A)	69	6
FHLMC REMIC CMO, Ser 2009-3546, Cl A
1.698%, 02/15/2039(A)	39	41
FHLMC REMIC CMO, Ser 2010-3621, Cl SB, IO
5.355%, 01/15/2040(A)	58	8
FHLMC REMIC CMO, Ser 2011-3866, Cl SA, IO
5.075%, 05/15/2041(A)	343	34
FHLMC REMIC CMO, Ser 2012-4010, Cl KM
3.000%, 01/15/2042	265	262
FHLMC REMIC CMO, Ser 2012-4030, Cl HS, IO
5.735%, 04/15/2042(A)	32	5
FHLMC REMIC CMO, Ser 2012-4102, Cl TC
2.500%, 09/15/2041	1,345	1,325
FHLMC REMIC CMO, Ser 2012-4119, Cl IN, IO
3.500%, 10/15/2032	262	27
FHLMC REMIC CMO, Ser 2013-4161, Cl BA
2.500%, 12/15/2041	3,116	3,076
FHLMC REMIC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	158	25
FHLMC REMIC CMO, Ser 2013-4205, Cl PA
1.750%, 05/15/2043	632	585
FHLMC REMIC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	487	434
FHLMC REMIC CMO, Ser 2013-4227, Cl VA
3.500%, 10/15/2037	280	281
FHLMC REMIC CMO, Ser 2014-4368, Cl CA
3.750%, 11/15/2036	108	108
FHLMC REMIC CMO, Ser 2015-4426, Cl QC
1.750%, 07/15/2037	1,072	1,020
FHLMC REMIC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039	431	436
FHLMC REMIC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	32	32
FHLMC REMIC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	1,558	1,509
FHLMC REMIC CMO, Ser 2018-4763, Cl CA
3.000%, 09/15/2038	337	328
FHLMC REMIC CMO, Ser 2018-4767, Cl KA
3.000%, 03/15/2048	758	737
FHLMC REMIC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	305	292
FHLMC REMIC CMO, Ser 2018-4846, Cl PF
1.225%, ICE LIBOR USD 1 Month + 0.350%, 12/15/2048(A)	159	158

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC CMO, Ser 2019-4879, Cl BC
3.000%, 04/15/2049	$144	$138
FHLMC REMIC CMO, Ser 2019-4880, Cl DA
3.000%, 05/15/2050	1,332	1,297
FHLMC REMIC CMO, Ser 2020-4995, Cl IC, IO
4.500%, 07/25/2050	2,130	355
FHLMC REMIC CMO, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	434	66
FHLMC REMIC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	1,194	195
FHLMC REMIC CMO, Ser 2020-5012, Cl BI, IO
4.000%, 09/25/2050	7,665	1,348
FHLMC REMIC CMO, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	540	88
FHLMC REMIC CMO, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	899	127
FHLMC REMIC CMO, Ser 2020-5040, Cl IB, IO
2.500%, 11/25/2050	314	46
FHLMC REMIC CMO, Ser 2020-5059, Cl IB, IO
2.500%, 01/25/2051	1,465	250
FHLMC REMIC CMO, Ser 2021-5069, Cl MI, IO
2.500%, 02/25/2051	590	91
FHLMC REMIC CMO, Ser 2021-5070, Cl DI, IO
4.000%, 02/25/2051	6,544	1,171
FHLMC REMIC CMO, Ser 2021-5091, Cl AB
1.500%, 03/25/2051	2,812	2,531
FHLMC REMIC CMO, Ser 2021-5119, Cl AB
1.500%, 08/25/2049	1,397	1,241
FHLMC REMIC CMO, Ser 2021-5140, Cl NI, IO
2.500%, 05/25/2049	1,728	248
FHLMC REMIC, Ser 1520, Cl X1, IO
0.472%, 02/25/2036(A)	4,993	228
FHLMC STRIPS CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	1,864	1,789
FHLMC STRIPS CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	941	913
FHLMC STRIPS CMO, Ser 2016-353, Cl S1, IO
5.125%, 12/15/2046(A)	542	75
FHLMC STRIPS CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	2,627	2,563
FNMA
8.000%, 05/01/2023 to 06/01/2031	16	17
7.500%, 02/01/2031 to 11/01/2038	97	105

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
7.000%, 09/01/2026 to 02/01/2039	$586	$638
6.500%, 12/01/2022 to 10/01/2037	277	293
6.000%, 02/01/2032 to 07/01/2041	1,880	2,044
5.500%, 12/01/2033 to 06/01/2049	7,355	7,834
5.000%, 07/01/2033 to 11/01/2049	19,691	20,750
4.500%, 08/01/2023 to 01/01/2059	47,439	49,271
4.200%, 01/01/2029	1,665	1,723
4.000%, 09/01/2033 to 08/01/2059	80,485	81,774
3.820%, 07/01/2027	245	243
3.790%, 12/01/2025	3,185	3,209
3.500%, 07/01/2031 to 05/01/2052	158,846	157,674
3.468%, 03/01/2030	216	217
3.450%, 03/01/2029	116	117
3.380%, 05/01/2028	111	112
3.310%, 03/01/2028	1,905	1,908
3.250%, 05/01/2029	118	118
3.200%, 02/01/2029	91	91
3.160%, 05/01/2029	317	314
3.080%, 01/01/2028	160	159
3.020%, 06/01/2024 to 05/01/2026	3,400	3,388
3.000%, 05/01/2029 to 07/01/2060	246,024	237,305
2.930%, 06/01/2030	173	168
2.810%, 04/01/2025	250	247
2.718%, 04/01/2023(A)	78	78
2.500%, 03/01/2035 to 04/01/2052	163,200	152,405
2.455%, 04/01/2040	3,020	2,424
2.149%, 02/01/2032(A)	519	466
2.000%, 05/01/2036 to 03/01/2052	184,508	165,341
1.850%, 09/01/2035	1,179	1,064
1.500%, 12/01/2035 to 02/01/2051	50,839	43,728
FNMA ACES, Ser 2014-M3, Cl X2, IO
0.022%, 01/25/2024(A)	11,393	16
FNMA ACES, Ser 2015-M8, Cl X2, IO
0.068%, 01/25/2025(A)	65,531	136
FNMA ACES, Ser 2016-M11, Cl AL
2.944%, 07/25/2039	209	202
FNMA ACES, Ser 2017-M7, Cl A2
2.961%, 02/25/2027(A)	670	658
FNMA ACES, Ser 2017-M8, Cl A2
3.061%, 05/25/2027(A)	193	191
FNMA ACES, Ser 2018-M15, Cl 1A2
3.700%, 01/25/2036	600	608
FNMA ACES, Ser 2019-M28, Cl AV
2.232%, 02/25/2027	481	466
FNMA ACES, Ser 2019-M4, Cl A2
3.610%, 02/25/2031	330	331
FNMA ACES, Ser 2019-M5, Cl A2
3.273%, 02/25/2029	560	559
FNMA ACES, Ser 2020-M6, Cl A
2.500%, 10/25/2037	181	169

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA ARM
2.478%, ICE LIBOR USD 12 Month + 1.584%, 01/01/2046(A)	$1,689	$1,728
2.068%, ICE LIBOR USD 12 Month + 1.579%, 06/01/2045(A)	560	574
1.782%, ICE LIBOR USD 12 Month + 1.531%, 12/01/2035(A)	15	15
FNMA CMO, Ser 2022-11, Cl A
2.500%, 07/25/2047	4,723	4,505
FNMA Interest STRIPS CMO, Ser 2002-323, Cl 16, IO
7.000%, 01/25/2032	96	13
FNMA Interest STRIPS CMO, Ser 2003-334, Cl 16, IO
6.500%, 02/25/2033	130	22
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	373	66
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C17, IO
4.000%, 11/25/2041	365	65
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	413	20
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C1, IO
3.000%, 11/25/2026	508	21
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	305	33
FNMA Interest STRIPS CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	1,275	1,218
FNMA Interest STRIPS CMO, Ser 2012-414, Cl A35
3.500%, 10/25/2042	1,753	1,758
FNMA Interest STRIPS CMO, Ser 2018-424, Cl C11, IO
3.500%, 02/25/2048	3,378	643
FNMA REMIC CMO, Ser 1992-143, Cl M
8.000%, 09/25/2022	–	1
FNMA REMIC CMO, Ser 1993-149, Cl SH
11.500%, 08/25/2023(A)	5	6
FNMA REMIC CMO, Ser 1993-99, Cl Z
7.000%, 07/25/2023	22	23
FNMA REMIC CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/2024	24	25
FNMA REMIC CMO, Ser 1994-63, Cl PK
7.000%, 04/25/2024	24	25
FNMA REMIC CMO, Ser 1997-32, Cl PG
6.500%, 04/25/2027	47	50
FNMA REMIC CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	67	67

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2001-52, Cl YZ
6.500%, 10/25/2031	$10	$12
FNMA REMIC CMO, Ser 2003-124, Cl TS
9.800%, 01/25/2034(A)	5	5
FNMA REMIC CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	220	237
FNMA REMIC CMO, Ser 2005-74, Cl CS
17.254%, 05/25/2035(A)	31	33
FNMA REMIC CMO, Ser 2006-104, Cl MI, IO
5.744%, 11/25/2036(A)	246	19
FNMA REMIC CMO, Ser 2006-125, Cl SM, IO
6.194%, 01/25/2037(A)	232	32
FNMA REMIC CMO, Ser 2006-33, Cl LS
25.624%, 05/25/2036(A)	39	53
FNMA REMIC CMO, Ser 2006-46, Cl SW
20.512%, 06/25/2036(A)	30	39
FNMA REMIC CMO, Ser 2006-51, Cl SP, IO
5.644%, 03/25/2036(A)	32	3
FNMA REMIC CMO, Ser 2007-64, Cl FA
1.476%, ICE LIBOR USD 1 Month + 0.470%, 07/25/2037(A)	6	6
FNMA REMIC CMO, Ser 2007-68, Cl SC, IO
5.694%, 07/25/2037(A)	93	14
FNMA REMIC CMO, Ser 2008-24, Cl NA
6.750%, 06/25/2037	8	8
FNMA REMIC CMO, Ser 2009-103, Cl MB
2.556%, 12/25/2039(A)	53	56
FNMA REMIC CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037(B)	509	448
FNMA REMIC CMO, Ser 2010-123, Cl PM
4.000%, 07/25/2040	1,251	1,274
FNMA REMIC CMO, Ser 2010-27, Cl AS, IO
5.474%, 04/25/2040(A)	386	55
FNMA REMIC CMO, Ser 2011-2, Cl WA
5.839%, 02/25/2051(A)	51	54
FNMA REMIC CMO, Ser 2011-75, Cl FA
1.556%, ICE LIBOR USD 1 Month + 0.550%, 08/25/2041(A)	40	40
FNMA REMIC CMO, Ser 2011-96, Cl SA, IO
5.544%, 10/25/2041(A)	809	90
FNMA REMIC CMO, Ser 2012-133, Cl CS, IO
5.144%, 12/25/2042(A)	414	64
FNMA REMIC CMO, Ser 2012-134, Cl MS, IO
5.144%, 12/25/2042(A)	175	25
FNMA REMIC CMO, Ser 2012-151, Cl NX
1.500%, 01/25/2043	744	682
FNMA REMIC CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	6	6
FNMA REMIC CMO, Ser 2012-35, Cl SC, IO
5.494%, 04/25/2042(A)	263	41
FNMA REMIC CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	275	300

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042(B)	$24	$22
FNMA REMIC CMO, Ser 2012-74, Cl SA, IO
5.644%, 03/25/2042(A)	355	35
FNMA REMIC CMO, Ser 2012-75, Cl NS, IO
5.594%, 07/25/2042(A)	85	12
FNMA REMIC CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042(B)	49	44
FNMA REMIC CMO, Ser 2013-101, Cl BO, PO
0.000%, 10/25/2043(B)	631	518
FNMA REMIC CMO, Ser 2013-101, Cl CO, PO
0.000%, 10/25/2043(B)	1,393	1,144
FNMA REMIC CMO, Ser 2013-11, Cl AP
1.500%, 01/25/2043	2,638	2,467
FNMA REMIC CMO, Ser 2013-124, Cl SB, IO
4.944%, 12/25/2043(A)	334	46
FNMA REMIC CMO, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	107	2
FNMA REMIC CMO, Ser 2013-43, Cl BP
1.750%, 05/25/2043	827	765
FNMA REMIC CMO, Ser 2013-54, Cl BS, IO
5.144%, 06/25/2043(A)	200	31
FNMA REMIC CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	724	773
FNMA REMIC CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	664	731
FNMA REMIC CMO, Ser 2014-73, Cl MA
2.500%, 11/25/2044	499	475
FNMA REMIC CMO, Ser 2015-84, Cl PA
1.700%, 08/25/2033	3,076	2,930
FNMA REMIC CMO, Ser 2016-37, Cl MJ
3.500%, 08/25/2043	163	164
FNMA REMIC CMO, Ser 2016-48, Cl MA
2.000%, 06/25/2038	3,020	2,868
FNMA REMIC CMO, Ser 2016-57, Cl PC
1.750%, 06/25/2046	4,470	4,047
FNMA REMIC CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	913	892
FNMA REMIC CMO, Ser 2017-76, Cl SB, IO
5.094%, 10/25/2057(A)	1,259	186
FNMA REMIC CMO, Ser 2017-85, Cl SC, IO
5.194%, 11/25/2047(A)	425	46
FNMA REMIC CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	1,792	1,742
FNMA REMIC CMO, Ser 2018-15, Cl AB
3.000%, 03/25/2048	408	400
FNMA REMIC CMO, Ser 2018-38, Cl PA
3.500%, 06/25/2047	855	859
FNMA REMIC CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	1,285	1,243
FNMA REMIC CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	905	848

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2018-86, Cl JA
4.000%, 05/25/2047	$144	$144
FNMA REMIC CMO, Ser 2019-1, Cl AB
3.500%, 02/25/2049	772	758
FNMA REMIC CMO, Ser 2019-15, Cl AB
3.500%, 05/25/2053	2,962	2,975
FNMA REMIC CMO, Ser 2019-25, Cl PA
3.000%, 05/25/2048	1,943	1,908
FNMA REMIC CMO, Ser 2019-35, Cl A
3.000%, 07/25/2049	719	691
FNMA REMIC CMO, Ser 2019-45, Cl PA
3.000%, 08/25/2049	509	495
FNMA REMIC CMO, Ser 2019-52, Cl PA
3.000%, 09/25/2049	153	146
FNMA REMIC CMO, Ser 2019-79, Cl FA
1.506%, ICE LIBOR USD 1 Month + 0.500%, 01/25/2050(A)	2,171	2,174
FNMA REMIC CMO, Ser 2020-25, Cl BI, IO
3.500%, 01/25/2047	1,725	272
FNMA REMIC CMO, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	727	519
FNMA REMIC CMO, Ser 2020-48, Cl AB
2.000%, 07/25/2050	1,171	1,079
FNMA REMIC CMO, Ser 2020-48, Cl DA
2.000%, 07/25/2050	3,499	3,204
FNMA REMIC CMO, Ser 2020-56, Cl DI, IO
2.500%, 08/25/2050	840	138
FNMA REMIC CMO, Ser 2020-57, Cl NI, IO
2.500%, 08/25/2050	789	140
FNMA REMIC CMO, Ser 2020-64, Cl IB, IO
4.000%, 09/25/2050	2,401	471
FNMA REMIC CMO, Ser 2020-65, Cl JI, IO
4.000%, 09/25/2050	5,259	960
FNMA REMIC CMO, Ser 2020-65, Cl DI, IO
4.000%, 09/25/2050	2,956	535
FNMA REMIC CMO, Ser 2020-65, Cl EI, IO
4.000%, 09/25/2050	4,405	912
FNMA REMIC CMO, Ser 2020-74, Cl EI, IO
2.500%, 10/25/2050	411	69
FNMA REMIC CMO, Ser 2020-89, Cl DI, IO
2.500%, 12/25/2050	2,546	384
FNMA REMIC CMO, Ser 2020-97, Cl AI, IO
2.000%, 01/25/2051	2,494	343
FNMA REMIC CMO, Ser 2021-1, Cl IG, IO
2.500%, 02/25/2051	1,690	274
FNMA REMIC CMO, Ser 2021-27, Cl EC
1.500%, 05/25/2051	4,830	4,265
FNMA REMIC CMO, Ser 2021-3, Cl IB, IO
2.500%, 02/25/2051	2,200	376
FNMA REMIC CMO, Ser 2021-3, Cl QI, IO
2.500%, 02/25/2051	2,245	347

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2021-61, Cl KI, IO
2.500%, 04/25/2049	$1,633	$265
FNMA REMIC CMO, Ser 2021-78, Cl ND
1.500%, 11/25/2051	2,839	2,588
FNMA TBA
5.000%, 06/01/2038 to 08/15/2051	40,630	41,709
4.500%, 09/01/2033 to 06/15/2051	50,927	51,576
4.000%, 07/13/2039 to 06/15/2045	126,489	126,292
3.500%, 07/01/2041 to 06/15/2051	32,878	32,195
3.000%, 07/01/2042 to 06/15/2051	135,154	128,686
2.500%, 06/25/2027 to 07/25/2043	222,843	205,234
2.000%, 06/25/2028 to 07/15/2051	153,405	136,362
FNMA, Ser M3, Cl A2
1.707%, 11/25/2031(A)	1,868	1,610
GNMA
7.000%, 04/15/2026 to 10/15/2032	351	368
6.500%, 01/15/2024 to 07/15/2035	732	774
6.000%, 12/15/2023 to 10/20/2040	2,106	2,296
5.000%, 10/15/2039 to 04/20/2050	12,032	12,567
4.700%, 09/20/2061(A)	171	174
4.533%, 01/20/2069(A)	28	29
4.500%, 01/20/2040 to 12/20/2050	14,611	15,176
4.000%, 06/20/2047 to 11/20/2050	21,501	21,942
3.630%, 04/20/2063(A)	24	24
3.500%, 06/20/2044 to 03/20/2052	21,597	21,676
3.000%, 09/15/2042 to 04/20/2052	45,440	43,909
2.500%, 12/20/2050 to 12/20/2051	18,574	17,458
2.000%, 12/20/2050 to 03/20/2051	3,663	3,296
GNMA ARM
2.990%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.440%, 01/20/2060(A)	406	410
1.625%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.500%, 07/20/2034(A)	4	4
GNMA CMO, Ser 2003-60, Cl GS
10.959%, 05/16/2033(A)	3	3
GNMA CMO, Ser 2005-7, Cl JM
14.796%, 05/18/2034(A)	1	1
GNMA CMO, Ser 2006-16, Cl GS, IO
6.063%, 04/20/2036(A)	258	32
GNMA CMO, Ser 2007-78, Cl SA, IO
5.655%, 12/16/2037(A)	1,857	140
GNMA CMO, Ser 2009-106, Cl KS, IO
5.473%, 11/20/2039(A)	1,823	199
GNMA CMO, Ser 2009-66, Cl XS, IO
5.925%, 07/16/2039(A)	11	1
GNMA CMO, Ser 2009-66, Cl LC
6.000%, 08/16/2039	1,165	1,244
GNMA CMO, Ser 2009-8, Cl PS, IO
5.425%, 08/16/2038(A)	7	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-4, Cl NS, IO
5.515%, 01/16/2040(A)	$2,589	$359
GNMA CMO, Ser 2010-4, Cl SL, IO
5.525%, 01/16/2040(A)	54	8
GNMA CMO, Ser 2010-59, Cl LB
4.500%, 10/20/2039	80	81
GNMA CMO, Ser 2010-85, Cl HS, IO
5.723%, 01/20/2040(A)	47	1
GNMA CMO, Ser 2010-H10, Cl FC
1.698%, ICE LIBOR USD 1 Month + 1.000%, 05/20/2060(A)	1,264	1,269
GNMA CMO, Ser 2010-H26, Cl LF
0.788%, ICE LIBOR USD 1 Month + 0.350%, 08/20/2058(A)	1,927	1,915
GNMA CMO, Ser 2011-146, Cl EI, IO
5.000%, 11/16/2041	31	5
GNMA CMO, Ser 2011-H09, Cl AF
0.938%, ICE LIBOR USD 1 Month + 0.500%, 03/20/2061(A)	468	467
GNMA CMO, Ser 2012-124, Cl AS, IO
5.325%, 10/16/2042(A)	357	49
GNMA CMO, Ser 2012-141, Cl WA
4.526%, 11/16/2041(A)	329	336
GNMA CMO, Ser 2012-98, Cl SA, IO
5.225%, 08/16/2042(A)	278	42
GNMA CMO, Ser 2012-H07, Cl KI, IO
1.289%, 03/20/2062(A)	336	12
GNMA CMO, Ser 2013-H01, Cl TA
0.938%, ICE LIBOR USD 1 Month + 0.500%, 01/20/2063(A)	5	4
GNMA CMO, Ser 2013-H01, Cl JA
0.758%, ICE LIBOR USD 1 Month + 0.320%, 01/20/2063(A)	392	390
GNMA CMO, Ser 2014-H04, Cl FB
1.088%, ICE LIBOR USD 1 Month + 0.650%, 02/20/2064(A)	1,212	1,210
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	207	37
GNMA CMO, Ser 2016-135, Cl SB, IO
5.225%, 10/16/2046(A)	377	72
GNMA CMO, Ser 2016-84, Cl IG, IO
4.500%, 11/16/2045	104	21
GNMA CMO, Ser 2017-167, Cl BQ
2.500%, 08/20/2044	888	862
GNMA CMO, Ser 2018-11, Cl PC
2.750%, 12/20/2047	1,112	1,074
GNMA CMO, Ser 2018-H06, Cl PF
0.738%, ICE LIBOR USD 1 Month + 0.300%, 02/20/2068(A)	512	508
GNMA CMO, Ser 2018-H07, Cl FD
0.738%, ICE LIBOR USD 1 Month + 0.300%, 05/20/2068(A)	948	940

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2019-132, Cl NA
3.500%, 09/20/2049	$843	$842
GNMA CMO, Ser 2019-15, Cl GT
3.500%, 02/20/2049	975	971
GNMA CMO, Ser 2019-31, Cl JC
3.500%, 03/20/2049	599	597
GNMA CMO, Ser 2019-71, Cl PT
3.000%, 06/20/2049	74	71
GNMA CMO, Ser 2019-90, Cl AB
3.000%, 07/20/2049	347	338
GNMA CMO, Ser 2020-123, Cl IL, IO
2.500%, 08/20/2050	350	51
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	1,113	162
GNMA CMO, Ser 2020-127, Cl IN, IO
2.500%, 08/20/2050	510	74
GNMA CMO, Ser 2020-129, Cl IE, IO
2.500%, 09/20/2050	437	66
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	1,697	249
GNMA CMO, Ser 2020-160, Cl IH, IO
2.500%, 10/20/2050	361	54
GNMA CMO, Ser 2020-160, Cl VI, IO
2.500%, 10/20/2050	528	79
GNMA CMO, Ser 2020-181, Cl WI, IO
2.000%, 12/20/2050	3,681	420
GNMA CMO, Ser 2020-47, Cl MI, IO
3.500%, 04/20/2050	915	150
GNMA CMO, Ser 2020-47, Cl NI, IO
3.500%, 04/20/2050	319	54
GNMA CMO, Ser 2020-H09, Cl NF
1.688%, ICE LIBOR USD 1 Month + 1.250%, 04/20/2070(A)	274	278
GNMA CMO, Ser 2020-H09, Cl FL
1.588%, ICE LIBOR USD 1 Month + 1.150%, 05/20/2070(A)	986	1,004
GNMA CMO, Ser 2020-H12, Cl F
0.938%, ICE LIBOR USD 1 Month + 0.500%, 07/20/2070(A)	114	113
GNMA CMO, Ser 2020-H13, Cl FA
0.888%, ICE LIBOR USD 1 Month + 0.450%, 07/20/2070(A)	631	624
GNMA CMO, Ser 2021-23, Cl MG
1.500%, 02/20/2051	3,230	2,905
GNMA CMO, Ser 2021-29, Cl TI, IO
2.500%, 02/20/2051	967	181
GNMA CMO, Ser 2022-84, Cl A
2.500%, 01/20/2052	12,856	11,409
GNMA TBA
4.500%, 07/15/2039 to 07/15/2039	25,600	26,003
4.000%, 06/01/2039 to 07/01/2039	6,500	6,543
3.500%, 06/15/2041	7,490	7,420

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
3.000%, 06/15/2051	$2,656	$2,562
2.500%, 06/01/2045	34,550	32,405
GNMA, Ser 2012-112, IO
0.132%, 02/16/2053(A)	3,111	12
GNMA, Ser 2012-142, IO
0.213%, 04/16/2054(A)	6,261	27
GNMA, Ser 2012-27, IO
0.458%, 04/16/2053(A)	4,851	29
GNMA, Ser 2013-107, Cl AD
2.763%, 11/16/2047(A)	360	346
GNMA, Ser 2013-163, IO
1.041%, 02/16/2046(A)	1,889	37
GNMA, Ser 2014-186, IO
0.391%, 08/16/2054(A)	2,009	27
GNMA, Ser 2014-47, Cl IA, IO
0.144%, 02/16/2048(A)	412	4
GNMA, Ser 2014-50, IO
0.651%, 09/16/2055(A)	1,892	57
GNMA, Ser 2016-128, IO
0.750%, 09/16/2056(A)	4,501	181
GNMA, Ser 2017-135, Cl AG
2.600%, 08/16/2058	602	567
GNMA, Ser 2017-145, IO
0.518%, 04/16/2057(A)	1,939	68
GNMA, Ser 2017-157, IO
0.508%, 12/16/2059(A)	959	35
GNMA, Ser 2017-190, IO
0.543%, 03/16/2060(A)	2,700	103
GNMA, Ser 2017-8, IO
0.439%, 08/16/2058(A)	1,382	42
GNMA, Ser 2020-109, Cl AI, IO
0.841%, 05/16/2060(A)	2,281	150
GNMA, Ser 2020-184, IO
0.913%, 11/16/2060(A)	2,910	202
GNMA, Ser 2020-41, IO
0.626%, 07/16/2058(A)	777	27
GNMA, Ser 2021-37, IO
0.805%, 01/16/2061(A)	2,931	186
GNMA, Ser 2021-60, IO
0.816%, 05/16/2063(A)	2,410	165
GNMA, Ser 2021-68, IO
0.896%, 10/16/2062(A)	2,933	212
GNMA, Ser 2022-107
2.500%, 06/01/2052	5,936	5,360
GNMA, Ser 3, IO
0.641%, 02/16/2061(A)	1,590	98

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 59, IO
0.572%, 02/16/2062(A)	$3,490	$204

		2,470,784
Non-Agency Mortgage-Backed Obligations — 6.4%
3650R Commercial Mortgage Trust, Ser 2021-PF1, Cl A5
2.522%, 11/15/2054	1,140	1,007
Alen Mortgage Trust, Ser 2021-ACEN, Cl A
2.025%, ICE LIBOR USD 1 Month + 1.150%, 04/15/2034(A)(C)	1,900	1,830
American Home Mortgage Investment Trust, Ser 2005-1, Cl 1A2
1.228%, ICE LIBOR USD 1 Month + 0.560%, 06/25/2045(A)	691	687
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049(A)(C)	58	58
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(C)	533	517
Angel Oak Mortgage Trust, Ser 2020-5, Cl A1
1.373%, 05/25/2065(A)(C)	246	235
Angel Oak Mortgage Trust, Ser 2021-6, Cl A1
1.458%, 09/25/2066(A)(C)	1,337	1,219
Angel Oak Mortgage Trust, Ser 2021-7, Cl A3
2.337%, 10/25/2066(A)(C)	875	800
Angel Oak Mortgage Trust, Ser 2022-2, Cl A1
3.353%, 01/25/2067(A)(C)	10,174	9,866
Angel Oak Mortgage Trust, Ser 2022-3, Cl A1
4.000%, 01/10/2067(C)	3,687	3,636
Arbor Multifamily Mortgage Securities Trust, Ser 2021-MF2, Cl B
2.560%, 06/15/2054(A)(C)	1,205	1,009
AREIT Trust, Ser 2022-CRE6, Cl A
1.715%, SOFR30A + 1.250%, 01/16/2037(A)(C)	2,050	1,998
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.091%, 08/10/2038(A)(C)	2,640	2,600
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
3.562%, 11/25/2021(A)	6	5
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
5.572%, 04/25/2037(A)	50	46
Banc of America Funding Trust, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032	6	5

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034	$41	$41
Banc of America Funding Trust, Ser 2005-B, Cl 2A1
2.866%, 04/20/2035(A)	714	645
BANK, Ser 2017-BNK5, Cl A4
3.131%, 06/15/2060	1,130	1,080
BANK, Ser 2017-BNK7, Cl A5
3.435%, 09/15/2060	1,170	1,139
BANK, Ser 2019-BN19, Cl A3
3.183%, 08/15/2061	385	363
BANK, Ser 2019-BN23, Cl A3
2.920%, 12/15/2052	165	153
BANK, Ser 2022-BNK40, Cl A4
3.394%, 03/15/2064(A)	1,240	1,175
BANK, Ser BNK41, Cl A4
3.916%, 04/15/2065(A)	747	731
BANK, Ser BNK42, Cl A5
4.493%, 06/15/2055(A)	1,705	1,759
Barclays Commercial Mortgage Trust, Ser 2019-C3, Cl A3
3.319%, 05/15/2052	263	250
Bayview MSR Opportunity Master Fund Trust, Ser 2021-1, Cl A1
3.000%, 12/25/2051(A)(C)	2,021	1,839
Bayview MSR Opportunity Master Fund Trust, Ser 2022-2, Cl A1
3.000%, 12/25/2051(A)(C)	5,054	4,598
BBCMS Mortgage Trust, Ser 2018-C2, Cl ASB
4.236%, 12/15/2051	524	535
BBCMS Mortgage Trust, Ser 2020-C6, Cl A2
2.690%, 02/15/2053	1,205	1,175
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/2035(C)	1,488	1,445
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.078%, 05/25/2034(A)	11	11
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR8, Cl X1, IO
0.716%, 06/11/2041(A)(C)	3	–
Benchmark Mortgage Trust, Ser 2021-B31, Cl A5
2.669%, 12/15/2054	2,582	2,291
Benchmark Mortgage Trust, Ser 2022-B33, Cl A5
3.458%, 03/15/2055	1,915	1,816
Benchmark Mortgage Trust, Ser B34, Cl A5
3.786%, 04/15/2055(A)	1,171	1,140
Benchmark Mortgage Trust, Ser B35, Cl AS
4.594%, 05/15/2055(A)	1,295	1,289

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust, Ser B35, Cl A5
4.594%, 05/15/2055(A)	$2,834	$2,928
BMO Mortgage Trust, Ser 2022-C1, Cl A1
2.198%, 02/15/2055	1,526	1,470
BPR Trust, Ser 2021-TY, Cl A
1.925%, ICE LIBOR USD 1 Month + 1.050%, 09/15/2038(A)(C)	1,000	962
BPR Trust, Ser OANA, Cl A
2.680%, TSFR1M + 1.898%, 04/15/2037(A)(C)	1,855	1,806
BRAVO Residential Funding Trust, Ser 2022-NQM1, Cl A1
3.626%, 09/25/2061(A)(C)	968	943
Bunker Hill Loan Depositary Trust, Ser 2019-2, Cl A1
2.879%, 07/25/2049(C)	1,047	1,028
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl A1
2.724%, 11/25/2059(C)	533	529
BWAY Mortgage Trust, Ser 2015-1740, Cl A
2.917%, 01/10/2035(C)	3,025	2,805
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.795%, ICE LIBOR USD 1 Month + 0.920%, 10/15/2036(A)(C)	9,307	9,190
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl A
1.545%, ICE LIBOR USD 1 Month + 0.670%, 06/15/2038(A)(C)	1,310	1,257
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
1.575%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(C)	7,071	6,733
BX Commercial Mortgage Trust, Ser 2021-XL2, Cl A
1.564%, ICE LIBOR USD 1 Month + 0.689%, 10/15/2038(A)(C)	7,080	6,801
BX Trust, Ser 2019-MMP, Cl A
1.875%, ICE LIBOR USD 1 Month + 1.000%, 08/15/2036(A)(C)	517	506
BX Trust, Ser 2019-OC11, Cl A
3.202%, 12/09/2041(C)	1,945	1,758
BX Trust, Ser 2021-ARIA, Cl A
1.774%, ICE LIBOR USD 1 Month + 0.899%, 10/15/2036(A)(C)	5,110	4,848
BX Trust, Ser 2021-MFM1, Cl A
1.575%, ICE LIBOR USD 1 Month + 0.700%, 01/15/2034(A)(C)	2,150	2,088
CALI Mortgage Trust, Ser 2019-101C, Cl A
3.957%, 03/10/2039(C)	1,905	1,834
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046(A)(C)	261	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust, Ser 2017-CD3, Cl A4
3.631%, 02/10/2050	$1,240	$1,224
Century Plaza Towers, Ser 2019-CPT, Cl A
2.865%, 11/13/2039(C)	1,865	1,651
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	707	703
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 2A1
2.776%, 02/25/2037(A)	16	16
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 9A1
2.715%, 02/25/2037(A)	12	12
Chase Mortgage Finance Trust, Ser 2007-A2, Cl 1A1
2.666%, 06/25/2035(A)	20	19
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2003-4X, Cl A2
1.786%, ICE LIBOR USD 1 Month + 0.780%, 10/25/2034(A)	865	835
CIM Trust, Ser 2018-INV1, Cl A4
4.000%, 08/25/2048(A)(C)	164	163
CIM Trust, Ser 2021-R6, Cl A1
1.425%, 07/25/2061(A)(C)	2,731	2,514
CIM Trust, Ser 2022-R2, Cl A1
3.750%, 12/25/2061(A)(C)	1,555	1,524
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl A5
3.855%, 05/10/2047	465	466
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	880	877
Citigroup Commercial Mortgage Trust, Ser 2019-GC41, Cl A5
2.869%, 08/10/2056	4,120	3,782
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
2.240%, 09/25/2033(A)	20	21
Citigroup Mortgage Loan Trust, Ser 2004-HYB1, Cl A41
2.619%, 02/25/2034(A)	–	–
Citigroup Mortgage Loan Trust, Ser 2004-UST1, Cl A6
2.292%, 08/25/2034(A)	9	8
Citigroup Mortgage Loan Trust, Ser 2009-10, Cl 1A1
2.528%, 09/25/2033(A)(C)	39	38
Citigroup Mortgage Loan Trust, Ser 2021-INV1, Cl A3A
2.500%, 05/25/2051(A)(C)	3,814	3,343

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Ser 2021-INV2, Cl A3A
2.500%, 05/25/2051(A)(C)	$1,322	$1,159
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(C)	1,727	1,531
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(C)	1,888	1,654
COLT Mortgage Loan Trust, Ser 2022-2, Cl A1
2.994%, 02/25/2067(C)	1,931	1,851
COMM Mortgage Trust, Ser 2012-CR3, Cl A3
2.822%, 10/15/2045	711	710
COMM Mortgage Trust, Ser 2013-CR6, Cl A4
3.101%, 03/10/2046	2,879	2,874
COMM Mortgage Trust, Ser COR3, Cl A2
3.961%, 05/10/2051	6,103	6,019
COMM Mortgage Trust, Ser LC19, Cl A3
2.922%, 02/10/2048	2,349	2,298
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR2, Cl CPZ
4.874%, 08/15/2045(A)(C)	150	149
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR10, Cl A4
4.210%, 08/10/2046(A)	37	37
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR11, Cl A4
4.258%, 08/10/2050	4,413	4,439
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl B
4.762%, 10/10/2046(A)	190	187
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl C
5.068%, 10/10/2046(A)	90	75
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	220	220
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR8, Cl A5
3.612%, 06/10/2046(A)	1,185	1,188
Commercial Mortgage Pass-Through Certificates, Ser 2013-LC13, Cl B
5.009%, 08/10/2046(A)(C)	1,150	1,156
Commercial Mortgage Pass-Through Certificates, Ser 2013-LC6, Cl AM
3.282%, 01/10/2046	3,220	3,215
Commercial Mortgage Pass-Through Certificates, Ser 2014-CR14, Cl B
4.598%, 02/10/2047(A)	610	615
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS2, Cl XA, IO
1.073%, 03/10/2047(A)	9,556	133

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	$510	$506
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS4, Cl A4
3.420%, 08/10/2047	1,530	1,516
Commercial Mortgage Pass-Through Certificates, Ser 2015CR26, Cl C
4.442%, 10/10/2048(A)	1,755	1,699
Commercial Mortgage Pass-Through Certificates, Ser 2015-CR27, Cl A3
3.349%, 10/10/2048	6,900	6,735
Commercial Mortgage Pass-Through Certificates, Ser 2015-LC19, Cl XA, IO
1.101%, 02/10/2048(A)	15,203	347
Commercial Mortgage Pass-Through Certificates, Ser 2015-LC23, Cl A3
3.521%, 10/10/2048	804	794
Commercial Mortgage Pass-Through Certificates, Ser 2017-PANW, Cl A
3.244%, 10/10/2029(C)	1,780	1,733
Commercial Mortgage Pass-Through Certificates, Ser 2020-CBM, Cl A2
2.896%, 02/10/2037(C)	2,230	2,120
Commercial Mortgage Pass-Through Certificates, Ser 2020-CX, Cl A
2.173%, 11/10/2046(C)	3,290	2,770
Connecticut Avenue Securities Trust, Ser 2021-R01, Cl 1M2
2.135%, SOFR30A + 1.550%, 10/25/2041(A)(C)	1,030	992
Countrywide Alternative Loan Trust, Ser 2004-27CB, Cl A1
6.000%, 12/25/2034	367	345
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl 2A1
6.500%, 11/25/2031	64	64
Countrywide Alternative Loan Trust, Ser 2004-J6, PO
0.000%, 11/25/2031(B)	8	8
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-14, Cl 4A1
2.448%, 08/25/2034(A)	79	74
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-20, Cl A7
5.250%, 12/25/2027	85	61
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
1.855%, ICE LIBOR USD 1 Month + 0.980%, 05/15/2036(A)(C)	7,100	6,985
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/2048	918	906

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust, Ser 2021-C20, Cl A3
2.805%, 03/15/2054	$573	$510
CSAIL Commercial Mortgage Trust, Ser C16, Cl A2
3.067%, 06/15/2052	896	830
CSAIL Commercial Mortgage Trust, Ser CX9, Cl A5
3.446%, 09/15/2050	4,380	4,229
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	29	29
CSMC Trust, Ser 2014-USA, Cl A2
3.953%, 09/15/2037(C)	3,530	3,375
CSMC Trust, Ser 2014-USA, Cl B
4.185%, 09/15/2037(C)	3,900	3,630
CSMC Trust, Ser 2015-5R, Cl 1A1
1.139%, 09/27/2046(A)(C)	263	262
CSMC Trust, Ser 2016-NXSR, Cl A4
3.795%, 12/15/2049(A)	1,425	1,409
CSMC Trust, Ser 2017-RPL1, Cl A1
2.750%, 07/25/2057(A)(C)	4,271	4,189
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048(A)(C)	3,123	2,983
CSMC Trust, Ser 2018-RPL9, Cl A
3.850%, 09/25/2057(A)(C)	3,556	3,486
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049(C)	856	829
CSMC Trust, Ser 2019-NQM1, Cl A3
3.064%, 10/25/2059(C)	2,501	2,464
CSMC Trust, Ser 2020-FACT, Cl A
2.225%, ICE LIBOR USD 1 Month + 1.350%, 10/15/2037(A)(C)	4,280	4,214
CSMC Trust, Ser 2021-NQM3, Cl A3
1.632%, 04/25/2066(A)(C)	1,717	1,572
CSMC Trust, Ser 2021-NQM5, Cl A1
0.938%, 05/25/2066(A)(C)	2,378	2,081
CSMC Trust, Ser 2021-NQM7, Cl A1
1.756%, 10/25/2066(A)(C)	1,387	1,293
CSMC Trust, Ser 2021-NQM8, Cl A1
1.841%, 10/25/2066(A)(C)	2,967	2,738
CSMC Trust, Ser 2021-RPL2, Cl A1
2.000%, 01/25/2060(A)(C)	853	785
CSMC Trust, Ser 2021-RPL3, Cl A1
2.000%, 01/25/2060(A)(C)	5,468	5,186
CSMC Trust, Ser 2021-RPL6, Cl A1
2.000%, 10/25/2060(A)(C)	1,583	1,465
CSMC Trust, Ser 2022-ATH2, Cl A1
4.547%, 05/25/2067(A)(C)	6,030	6,031
CSMC Trust, Ser 2022-NQM1, Cl A1
2.265%, 11/25/2066(A)(C)	3,563	3,190

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl C
4.935%, 01/10/2034(A)(C)	$560	$551
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/2034(C)	2,450	2,438
DBJPM Mortgage Trust, Ser 2016-C1, Cl B
4.195%, 05/10/2049(A)	1,780	1,719
DC Office Trust, Ser 2019-MTC, Cl A
2.965%, 09/15/2045(C)	1,995	1,793
Deephaven Residential Mortgage Trust, Ser 2022-1, Cl A1
2.205%, 01/25/2067(A)(C)	2,934	2,769
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
1.728%, ICE LIBOR USD 1 Month + 0.800%, 11/19/2044(A)	255	240
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(C)	2,277	2,076
Ellington Financial Mortgage Trust, Ser 2022-1, Cl A1
2.206%, 01/25/2067(A)(C)	970	905
EQUS Mortgage Trust, Ser 2021-EQAZ, Cl B
1.975%, ICE LIBOR USD 1 Month + 1.100%, 10/15/2038(A)(C)	1,560	1,496
EQUS Mortgage Trust, Ser 2021-EQAZ, Cl A
1.630%, ICE LIBOR USD 1 Month + 0.755%, 10/15/2038(A)(C)	1,931	1,855
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048(A)(C)	601	573
FHLMC STACR REMIC Trust, Ser 2020-DNA6, Cl M1
1.485%, SOFR30A + 0.900%, 12/25/2050(A)(C)	46	46
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
2.085%, SOFR30A + 1.500%, 10/25/2041(A)(C)	2,300	2,149
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1A
1.585%, SOFR30A + 1.000%, 01/25/2042(A)(C)	3,950	3,861
FHLMC STACR REMIC Trust, Ser 2022-DNA3, Cl M1B
3.485%, SOFR30A + 2.900%, 04/25/2042(A)(C)	2,850	2,757
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
2.551%, SOFR30A + 2.200%, 05/25/2042(A)(C)	560	558

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2021-DNA2, Cl M2
2.885%, SOFR30A + 2.300%, 08/25/2033(A)(C)	$980	$957
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2022-DNA2, Cl M1A
1.885%, SOFR30A + 1.300%, 02/25/2042(A)(C)	2,589	2,547
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2022-DNA2, Cl M1B
2.985%, SOFR30A + 2.400%, 02/25/2042(A)(C)	1,010	957
First Horizon Alternative Mortgage Securities Trust, Ser 2004-AA3, Cl A1
2.406%, 09/25/2034(A)	31	29
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048(A)(C)	168	168
Flagstar Mortgage Trust, Ser 2021-13IN, Cl A2
3.000%, 12/30/2051(A)(C)	4,596	4,205
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M2
7.006%, ICE LIBOR USD 1 Month + 6.000%, 09/25/2028(A)	1,267	1,320
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1ED1
2.256%, ICE LIBOR USD 1 Month + 1.250%, 07/25/2029(A)	1,338	1,337
FWDSecuritization Trust, Ser 2019-INV1, Cl A1
2.810%, 06/25/2049(A)(C)	583	575
GCAT Trust, Ser 2022-INV1, Cl A1
3.000%, 12/25/2051(A)(C)	2,730	2,489
GNMA
3.000%, 10/20/2046 to 03/20/2048	4,777	4,630
Granite Point Mortgage Trust, Ser 2021-FL3, Cl A
2.186%, ICE LIBOR USD 1 Month + 1.250%, 07/16/2035(A)(C)	1,728	1,702
GS Mortgage Securities Trust, Ser 2013-GC14, Cl A5
4.243%, 08/10/2046	993	998
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046(A)	390	389
GS Mortgage Securities Trust, Ser 2015-GC32, Cl XA, IO
0.732%, 07/10/2048(A)	32,672	618
GS Mortgage Securities Trust, Ser 2017-SLP, Cl C
3.924%, 10/10/2032(C)	4,610	4,588

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl B
3.625%, ICE LIBOR USD 1 Month + 2.750%, 09/15/2031(A)(C)	$3,515	$2,822
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl A
2.425%, ICE LIBOR USD 1 Month + 1.550%, 09/15/2031(A)(C)	3,515	3,104
GS Mortgage Securities Trust, Ser 2020-GC47, Cl A5
2.377%, 05/12/2053	745	659
GS Mortgage Securities Trust, Ser 2020-GSA2, Cl A4
1.721%, 12/12/2053	2,606	2,202
GS Mortgage Securities Trust, Ser 2021-ROSS, Cl A
2.025%, ICE LIBOR USD 1 Month + 1.150%, 05/15/2026(A)(C)	1,000	968
GS Mortgage Securities Trust, Ser GC18, Cl A4
4.074%, 01/10/2047	2,005	2,018
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057(C)	3,526	3,502
GS Mortgage-Backed Securities Trust, Ser 2021-RPL1, Cl A2
2.000%, 12/25/2060(A)(C)	1,111	991
GS Mortgage-Backed Securities Trust, Ser 2022-PJ2, Cl A24
3.000%, 06/25/2052(A)(C)	2,368	2,255
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027(A)(C)	1	1
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AS, IO
3.485%, 09/25/2035(A)(C)	152	7
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	30	29
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	5	6
HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1C
1.827%, ICE LIBOR USD 1 Month + 0.900%, 06/20/2035(A)	1,085	1,024
Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl A
3.228%, 07/10/2039(C)	1,900	1,764
Hudson Yards Mortgage Trust, Ser 2019-55HY, Cl A
2.943%, 12/10/2041(A)(C)	1,995	1,803

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust, Ser 2005-4, Cl 2A1
1.606%, ICE LIBOR USD 1 Month + 0.300%, 05/25/2035(A)	$83	$77
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Ser 2010-1, Cl A1
5.314%, 01/25/2051(C)	1,521	1,502
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
1.866%, ICE LIBOR USD 1 Month + 0.860%, 09/25/2034(A)	10	10
Indymac Index Mortgage Loan Trust, Ser 2004-AR8, Cl 2A2A
1.806%, ICE LIBOR USD 1 Month + 0.800%, 11/25/2034(A)	16	15
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C12, Cl A5
3.664%, 07/15/2045	1,429	1,430
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl AS
4.420%, 11/15/2045	1,840	1,853
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl A4
4.199%, 01/15/2047	505	508
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
4.886%, 01/15/2047(A)	230	231
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl AS
3.997%, 08/15/2047	2,730	2,720
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.551%, 09/15/2047(A)	750	693
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	579	577
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	3,406	3,327
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	1,410	1,403
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl B
4.009%, 03/15/2050(A)	1,740	1,613
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-C16, Cl A4
4.166%, 12/15/2046	2,143	2,151
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.247%, 06/12/2043(A)	929	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A4
2.822%, 08/15/2049	$1,400	$1,337
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP4, Cl A3
3.393%, 12/15/2049	485	468
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.756%, 01/05/2031(A)(C)	2,415	2,405
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039(C)	2,000	1,854
JPMorgan Chase Commercial Mortgage Securities Trust, Ser ACB, Cl A
1.799%, SOFR30A + 1.400%, 03/15/2039(A)(C)	1,550	1,522
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
2.274%, 06/25/2034(A)	194	187
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 3A4
2.692%, 02/25/2035(A)	45	44
JPMorgan Mortgage Trust, Ser 2005-A2, Cl 5A2
2.358%, 04/25/2035(A)	15	15
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
2.442%, 08/25/2034(A)	67	68
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.283%, 11/25/2033(A)	61	61
JPMorgan Mortgage Trust, Ser 2017-5, Cl A2
3.059%, 10/26/2048(A)(C)	3,248	3,237
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048(A)(C)	417	397
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048(A)(C)	324	315
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048(A)(C)	389	377
JPMorgan Mortgage Trust, Ser 2019-LTV3, Cl B2
4.427%, 03/25/2050(A)(C)	948	899
JPMorgan Mortgage Trust, Ser 2020-1, Cl A3A
3.000%, 06/25/2050(A)(C)	401	378
JPMorgan Mortgage Trust, Ser 2021-11, Cl A3
2.500%, 01/25/2052(A)(C)	1,990	1,736

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2021-14, Cl A3
2.500%, 05/25/2052(A)(C)	$11,689	$10,208
JPMorgan Mortgage Trust, Ser 2021-3, Cl A3
2.500%, 07/25/2051(A)(C)	1,354	1,187
JPMorgan Mortgage Trust, Ser 2021-INV2, Cl A2
2.500%, 12/25/2051(A)(C)	3,942	3,457
JPMorgan Mortgage Trust, Ser 2022-1, Cl A3
2.500%, 07/25/2052(A)(C)	10,657	9,341
JPMorgan Mortgage Trust, Ser 2022-3, Cl A2
3.000%, 08/25/2052(A)(C)	4,923	4,537
Manhattan West Mortgage Trust, Ser 2020-1MW, Cl A
2.130%, 09/10/2039(C)	2,300	2,049
MASTR Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
2.841%, 11/21/2034(A)	802	792
MASTR Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/2034	193	190
MASTR Alternative Loans Trust, Ser 2006-3, Cl 1A3
6.250%, 07/25/2036	164	106
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034(C)	1,154	828
MASTR Reperforming Loan Trust, Ser 2005-2, Cl 1A1F
1.356%, ICE LIBOR USD 1 Month + 0.350%, 05/25/2035(A)(C)	205	114
MASTR Resecuritization Trust, Ser 2005-PO, Cl 3, PO
0.000%, 05/28/2035(B)(C)	6	5
MASTR Seasoned Securitization Trust, Ser 2004-1, Cl 4A1
2.410%, 10/25/2032(A)	2	2
MASTR Seasoned Securitization Trust, Ser 2005-1, Cl 4A1
2.375%, 10/25/2032(A)	22	21
Med Trust, Ser 2021-MDLN, Cl A
1.825%, ICE LIBOR USD 1 Month + 0.950%, 11/15/2038(A)(C)	3,109	2,988
Mello Warehouse Securitization Trust, Ser 2020-2, Cl A
1.806%, ICE LIBOR USD 1 Month + 0.800%, 11/25/2053(A)(C)	438	435

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Mello Warehouse Securitization Trust, Ser 2021-1, Cl A
1.368%, ICE LIBOR USD 1 Month + 0.700%, 02/25/2055(A)(C)	$663	$656
Mello Warehouse Securitization Trust, Ser 2021-2, Cl A
1.756%, ICE LIBOR USD 1 Month + 0.750%, 04/25/2055(A)(C)	1,839	1,814
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
2.773%, 07/25/2033(A)	27	26
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
2.169%, 12/25/2034(A)	58	56
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.375%, 02/25/2034(A)	36	35
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 2A1
2.318%, 02/25/2034(A)	22	22
Merrill Lynch Mortgage Investors Trust, Ser 2004-A4, Cl A2
2.869%, 08/25/2034(A)	34	33
Merrill Lynch Mortgage Investors Trust, Ser 2004-D, Cl A2
1.546%, ICE LIBOR USD 6 Month + 0.720%, 09/25/2029(A)	44	43
Merrill Lynch Mortgage Investors Trust, Ser 2006-1, Cl 1A
2.079%, 02/25/2036(A)	16	15
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064(A)(C)	844	771
MFA Trust, Ser 2021-RPL1, Cl A1
1.131%, 07/25/2060(A)(C)	1,215	1,130
Mill City Mortgage Loan Trust, Ser 2019-1, Cl A1
3.250%, 10/25/2069(A)(C)	2,155	2,116
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(C)	1,813	1,718
MKT Mortgage Trust, Ser 2020-525M, Cl A
2.694%, 02/12/2040(C)	1,655	1,447
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl XA, IO
0.966%, 11/15/2049(A)	13,688	454
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
2.525%, ICE LIBOR USD 1 Month + 1.400%, 05/15/2036(A)(C)	3,030	2,884
Morgan Stanley Capital I Trust, Ser 2020-HR8, Cl A3
1.790%, 07/15/2053	1,356	1,147

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2020-L4, Cl ASB
2.624%, 02/15/2053	$3,930	$3,690
Morgan Stanley Capital I Trust, Ser L8, Cl AS
3.795%, 04/15/2055(A)	1,210	1,138
Morgan Stanley Capital I Trust, Ser L8, Cl A5
3.795%, 04/15/2055(A)	785	761
Morgan Stanley Mortgage Loan Trust, Ser 2004-3, Cl 4A
5.649%, 04/25/2034(A)	75	75
Morgan Stanley Residential Mortgage Loan Trust, Ser 2021-2, Cl A3
2.500%, 05/25/2051(A)(C)	10,475	9,181
Mortgage Loan Resecuritization Trust, Ser 2009-RS1, Cl A85
1.140%, ICE LIBOR USD 1 Month + 0.340%, 04/16/2036(A)(C)	2,884	2,716
MSBAM Commercial Mortgage Securities Trust, Ser 2012-CKSV, Cl A2
3.277%, 10/15/2030(C)	150	149
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035(A)(C)	3,115	2,955
New Residential Mortgage Loan Trust, Ser 2015-2A, Cl A1
3.750%, 08/25/2055(A)(C)	1,225	1,194
New Residential Mortgage Loan Trust, Ser 2017-4A, Cl A1
4.000%, 05/25/2057(A)(C)	2,136	2,092
New Residential Mortgage Loan Trust, Ser 2019-4A, Cl A1B
3.500%, 12/25/2058(A)(C)	1,806	1,774
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl A1B
3.500%, 09/25/2059(A)(C)	2,319	2,259
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B1
4.000%, 09/25/2059(A)(C)	1,548	1,507
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(C)	315	304
New Residential Mortgage Loan Trust, Ser 2019-RPL3, Cl A1
2.750%, 07/25/2059(A)(C)	666	646
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(C)	936	876
New York Mortgage Trust, Ser 2006-1, Cl 2A2
2.855%, 05/25/2036(A)	49	44
NewRez Warehouse Securitization Trust, Ser 2021-1, Cl A
1.756%, ICE LIBOR USD 1 Month + 0.750%, 05/25/2055(A)(C)	4,623	4,575

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust, Ser 2019-EXP1, Cl 1A3
4.000%, 01/25/2059(A)(C)	$70	$68
OBX Trust, Ser 2020-EXP1, Cl 2A1A
1.756%, ICE LIBOR USD 1 Month + 0.750%, 02/25/2060(A)(C)	42	42
OBX Trust, Ser 2020-EXP3, Cl 2A1A
1.906%, ICE LIBOR USD 1 Month + 0.900%, 01/25/2060(A)(C)	189	189
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(C)	880	790
OBX Trust, Ser 2021-NQM3, Cl A1
1.054%, 07/25/2061(A)(C)	1,218	1,099
OBX Trust, Ser 2022-NQM1, Cl A1
2.305%, 11/25/2061(A)(C)	7,082	6,693
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/2054(C)	2,490	2,205
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM4, Cl A1
1.957%, 10/25/2061(A)(C)	1,050	965
OPG Trust, Ser PORT, Cl A
1.359%, ICE LIBOR USD 1 Month + 0.484%, 10/15/2036(A)(C)	4,140	3,922
Prime Mortgage Trust, Ser 2004-CL1, Cl 1, PO
0.000%, 02/25/2034(B)	4	4
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	23	23
PRKCM Trust, Ser 2021-AFC1, Cl A1
1.510%, 08/25/2056(A)(C)	1,334	1,186
PRKCM Trust, Ser 2021-AFC2, Cl A1
2.071%, 11/25/2056(A)(C)	984	911
RALI Trust, Ser 2005-QO2, Cl A1
1.684%, 12 Month Treas Avg + 1.360%, 09/25/2045(A)	217	201
RALI Trust, Ser 2005-QO5, Cl A1
1.324%, 12 Month Treas Avg + 1.000%, 01/25/2046(A)	305	274
RAMP Trust, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	25	24
Rate Mortgage Trust, Ser 2021-HB1, Cl A1
2.500%, 12/25/2051(A)(C)	5,437	4,765
Rate Mortgage Trust, Ser 2021-J1, Cl A1
2.500%, 07/25/2051(A)(C)	1,107	970
Rate Mortgage Trust, Ser 2021-J1, Cl A7
2.500%, 07/25/2051(A)(C)	925	854
Rate Mortgage Trust, Ser 2021-J4, Cl A7
2.500%, 11/25/2051(A)(C)	12,506	11,542
Rate Mortgage Trust, Ser 2022-J1, Cl A7
3.000%, 01/25/2052(A)(C)	2,395	2,196
RBS Commercial Funding Trust, Ser 2013-GSP, Cl A
3.834%, 01/15/2032(A)(C)	670	665

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
RCKT Mortgage Trust, Ser 2021-3, Cl A1
2.500%, 07/25/2051(A)(C)	$1,358	$1,190
RCKT Mortgage Trust, Ser 2022-2, Cl A2
2.500%, 02/25/2052(A)(C)	1,674	1,467
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.841%, 12/25/2034(A)	192	177
Residential Mortgage Loan Trust, Ser 2020-2, Cl A1
1.654%, 05/25/2060(A)(C)	1,161	1,153
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
0.632%, ICE LIBOR USD 6 Month + 0.320%, 01/20/2035(A)	100	95
Sequoia Mortgage Trust, Ser 2018-CH4, Cl B1B
5.030%, 10/25/2048(A)(C)	2,348	2,234
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A2B
4.144%, 01/05/2043(A)(C)	115	95
SG Residential Mortgage Trust, Ser 2022-1, Cl A1
3.166%, 03/27/2062(A)(C)	4,034	3,889
SMRT, Ser 2022-MINI, Cl A
1.782%, TSFR1M + 1.000%, 01/15/2039(A)(C)	7,460	7,199
STACR Trust, Ser 2018-DNA3, Cl M2A
3.106%, ICE LIBOR USD 1 Month + 2.100%, 09/25/2048(A)(C)	990	990
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(C)	742	701
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(C)	219	218
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(C)	593	582
Starwood Mortgage Residential Trust, Ser 2020-INV1, Cl A1
1.027%, 11/25/2055(A)(C)	540	526
Starwood Mortgage Residential Trust, Ser 2021-4, Cl A1
1.162%, 08/25/2056(A)(C)	1,817	1,656
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 1A1
1.326%, ICE LIBOR USD 1 Month + 0.320%, 10/25/2035(A)	787	748
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, Cl 1A1
1.588%, ICE LIBOR USD 1 Month + 0.660%, 10/19/2034(A)	52	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust, Ser 2005-AR1, Cl A1
1.408%, ICE LIBOR USD 1 Month + 0.480%, 04/19/2035(A)	$969	$920
Structured Asset Securities, Ser 2003-31A, Cl 2A7
2.509%, 10/25/2033(A)	1,074	1,068
Structured Asset Securities, Ser 2003-37A, Cl 2A
2.237%, 12/25/2033(A)	33	32
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
1.646%, ICE LIBOR USD 1 Month + 0.640%, 09/25/2043(A)	101	99
Towd Point Mortgage Trust, Ser 2017-4, Cl B2
3.412%, 06/25/2057(A)(C)	1,860	1,632
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/2058(A)(C)	648	640
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/2059(A)(C)	1,544	1,493
Towd Point Mortgage Trust, Ser 2020-3, Cl A1
3.088%, 02/25/2063(A)(C)	1,909	1,863
Towd Point Mortgage Trust, Ser 2021-1, Cl A1
2.250%, 11/25/2061(A)(C)	1,447	1,372
UBS Commercial Mortgage Trust, Ser 2018-C11, Cl B
4.713%, 06/15/2051(A)	1,750	1,699
UBS Commercial Mortgage Trust, Ser C4, Cl A3
3.301%, 10/15/2050	880	848
UBS Commercial Mortgage Trust, Ser C7, Cl A3
3.418%, 12/15/2050	845	815
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl B
4.365%, 08/10/2049(A)(C)	435	435
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A4
2.792%, 12/10/2045	1,566	1,565
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059(C)	616	614
Verus Securitization Trust, Ser 2019-INV2, Cl A1
2.913%, 07/25/2059(A)(C)	362	362
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(A)(C)	877	865

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2020-2, Cl A1
2.226%, 05/25/2060(A)(C)	$550	$542
Verus Securitization Trust, Ser 2020-5, Cl A1
1.218%, 05/25/2065(C)	260	249
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(C)	923	880
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(C)	1,798	1,681
Verus Securitization Trust, Ser 2021-3, Cl A1
1.046%, 06/25/2066(A)(C)	1,295	1,200
Verus Securitization Trust, Ser 2021-4, Cl A1
0.938%, 07/25/2066(A)(C)	1,604	1,416
Verus Securitization Trust, Ser 2021-5, Cl A1
1.013%, 09/25/2066(A)(C)	5,833	5,214
Verus Securitization Trust, Ser 2021-7, Cl A1
1.829%, 10/25/2066(A)(C)	2,374	2,177
Verus Securitization Trust, Ser 2021-8, Cl A1
1.824%, 11/25/2066(A)(C)	1,732	1,562
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(C)	885	865
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(C)	887	853
Visio Trust, Ser 2020-1R, Cl A1
1.312%, 11/25/2055(C)	608	592
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030(C)	100	100
VNDO Mortgage Trust, Ser 2016-350P, Cl A
3.805%, 01/10/2035(C)	1,210	1,167
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.499%, 10/25/2033(A)	43	42
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR6, Cl A1
2.737%, 06/25/2033(A)	40	38
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.394%, 08/25/2033(A)	40	38
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.528%, 09/25/2033(A)	93	90
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
14.697%, 06/25/2033(A)	7	7
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	135	130
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
3.050%, 06/25/2034(A)	27	26

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR4, Cl A6
2.659%, 06/25/2034(A)	$2,514	$2,460
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR7, Cl A6
2.573%, 07/25/2034(A)	2,969	2,902
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
1.526%, ICE LIBOR USD 1 Month + 0.520%, 11/25/2045(A)	6,093	5,719
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A1
1.546%, ICE LIBOR USD 1 Month + 0.540%, 12/25/2045(A)	3,462	3,392
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 1A1B
1.394%, 12 Month Treas Avg + 1.070%, 01/25/2046(A)	1,087	811
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR14, Cl 1A4
2.556%, 11/25/2036(A)	67	63
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 2A
1.719%, Cost of Funds 11th District of San Fran + 1.500%, 12/25/2046(A)	148	145
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A1B
1.029%, 12 Month Treas Avg + 0.810%, 12/25/2046(A)	96	85
Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035	138	–
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS8, Cl 1P, PO
0.000%, 05/25/2033(B)	3	2
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS9, Cl 2P, PO
0.000%, 04/25/2033(B)	22	20
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl B
4.142%, 10/15/2045	1,455	1,456
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl C
4.693%, 10/15/2045(A)	1,530	1,532
Wells Fargo Commercial Mortgage Trust, Ser C62, Cl A4
4.000%, 04/15/2055(A)	1,695	1,658
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, Cl A1
2.687%, 08/25/2035(A)	18	18

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
0.879%, 06/15/2045(A)(C)	$285	$–
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl C
4.316%, 03/15/2048(A)	490	490
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl XA, IO
1.083%, 03/15/2048(A)(C)	5,271	26
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A4
4.153%, 08/15/2046(A)	150	150
WFRBS Commercial Mortgage Trust, Ser 2013-C17, Cl A4
4.023%, 12/15/2046	120	121
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047(A)	210	207
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl A3
3.660%, 03/15/2047	101	101
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl XA, IO
0.982%, 03/15/2047(A)	3,741	43
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl XA, IO
1.014%, 08/15/2047(A)	10,948	186
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047(A)	2,180	2,123
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl B
4.371%, 09/15/2057(A)	970	960
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.556%, 10/15/2057(A)	4,205	44
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl AS
3.931%, 11/15/2047	1,330	1,316

		547,822
Total Mortgage-Backed Securities
(Cost $3,119,787) ($ Thousands)		3,018,606

U.S. TREASURY OBLIGATIONS — 30.1%
U.S. Treasury Bills
1.277%, 10/20/2022 (D)	34,675	34,495
1.094%, 10/06/2022 (D)	39,765	39,586
0.642%, 09/01/2022 (D)	22,494	22,429
0.611%, 08/25/2022 (D)	68,361	68,192
0.561%, 08/04/2022 (D)	48,195	48,112

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.381%, 06/09/2022 (D)	$16,300	$16,298
0.366%, 07/28/2022 (D)	67,990	67,902
U.S. Treasury Bonds
3.625%, 08/15/2043	460	481
3.250%, 05/15/2042	12,457	12,416
2.875%, 05/15/2052	33,191	31,936
2.500%, 02/15/2045	4,494	3,882
2.375%, 02/15/2042	74,381	64,398
2.375%, 05/15/2051	6,840	5,872
2.250%, 05/15/2041	24,030	20,443
2.250%, 02/15/2052	87,132	72,878
2.000%, 11/15/2041	228,235	185,334
2.000%, 02/15/2050	7,650	6,016
2.000%, 08/15/2051	35,434	27,803
1.875%, 02/15/2041	5,803	4,650
1.875%, 02/15/2051	32,650	24,860
1.875%, 11/15/2051	29,270	22,300
1.750%, 08/15/2041	122,770	95,444
1.625%, 11/15/2050	26,776	19,127
1.375%, 11/15/2040	50,287	36,963
1.375%, 08/15/2050	86,666	57,873
1.250%, 05/15/2050	42,840	27,647
1.125%, 05/15/2040	29,657	21,030
1.125%, 08/15/2040	33,515	23,616
U.S. Treasury Inflation-Protected Securities
0.125%, 02/15/2052	5,330	4,528
U.S. Treasury Notes
2.875%, 04/30/2029	45,139	45,118
2.875%, 05/15/2032	50,096	50,159
2.750%, 05/15/2025	212,028	212,210
2.750%, 04/30/2027	149,914	149,363
2.750%, 02/15/2028	19,912	19,783
2.750%, 05/31/2029	111,836	110,945
2.625%, 04/15/2025	6,380	6,363
2.625%, 05/31/2027	133,344	132,146
2.500%, 04/30/2024	41,690	41,677
2.500%, 05/31/2024	51,262	51,208
2.500%, 02/28/2026	5,770	5,711
2.500%, 03/31/2027	32,895	32,409
2.375%, 03/31/2029	29,830	28,884
1.875%, 02/28/2027	28,540	27,340
1.875%, 02/15/2032	11,515	10,554
1.750%, 09/30/2022	8,460	8,471
1.750%, 03/15/2025	10,079	9,818
1.750%, 01/31/2029	5,125	4,776
1.625%, 05/15/2031	10,230	9,240
1.500%, 02/15/2025	15,503	15,014
1.500%, 08/15/2026	32,977	31,233
1.500%, 01/31/2027	21,815	20,547
1.375%, 10/31/2028 (J)	50,045	45,594
1.250%, 04/30/2028	24,400	22,232
1.250%, 05/31/2028	50,950	46,368

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.250%, 06/30/2028	$17,112	$15,548
1.250%, 08/15/2031	1,990	1,732
1.000%, 07/31/2028	26,369	23,554
0.875%, 06/30/2026	32,111	29,713
0.750%, 03/31/2026	7,694	7,121
0.750%, 04/30/2026	20,150	18,620
0.750%, 05/31/2026	49,088	45,259
0.750%, 01/31/2028	44,810	39,834
0.625%, 11/30/2027	16,839	14,921
0.500%, 08/31/2027	17,957	15,907
0.500%, 10/31/2027	16,843	14,848
0.375%, 11/30/2025	6,676	6,140
0.375%, 01/31/2026	21,625	19,802
0.250%, 11/15/2023	170	165
0.250%, 06/15/2024	130	124
0.250%, 05/31/2025	40	37
0.250%, 06/30/2025	470	435
0.250%, 08/31/2025	46,621	42,977
0.250%, 09/30/2025	35,231	32,410
0.250%, 10/31/2025	620	569
0.125%, 09/30/2022	11,550	11,503
0.125%, 04/30/2023	15,146	14,876
0.125%, 08/31/2023	811	790

Total U.S. Treasury Obligations
(Cost $2,748,088) ($ Thousands)		2,560,559

CORPORATE OBLIGATIONS — 29.9%
Communication Services — 3.2%
Alphabet
2.050%, 08/15/2050	240	168
1.900%, 08/15/2040	390	290
1.100%, 08/15/2030	400	336
0.800%, 08/15/2027	350	312
0.450%, 08/15/2025	180	167
AT&T
5.550%, 08/15/2041	240	255
5.350%, 09/01/2040	230	243
5.250%, 03/01/2037	3,910	4,212
4.850%, 03/01/2039	414	416
4.750%, 05/15/2046	1,335	1,315
4.500%, 05/15/2035	2,740	2,736
4.500%, 03/09/2048	195	185
4.350%, 06/15/2045	1,082	988
3.800%, 12/01/2057	10,446	8,615
3.650%, 06/01/2051	626	521
3.650%, 09/15/2059	1,869	1,496
3.550%, 09/15/2055	1,241	994
3.500%, 06/01/2041	834	703
3.500%, 09/15/2053	8,641	6,967
3.300%, 02/01/2052	210	161

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.550%, 12/01/2033	$6,033	$5,099
2.300%, 06/01/2027	1,200	1,120
2.250%, 02/01/2032	3,070	2,596
1.700%, 03/25/2026	6,401	5,961
1.650%, 02/01/2028	4,440	3,931
Charter Communications Operating LLC / Charter Communications Operating Capital
6.484%, 10/23/2045	110	114
6.384%, 10/23/2035	170	181
5.750%, 04/01/2048	2,710	2,629
5.500%, 04/01/2063	580	517
5.375%, 04/01/2038	1,480	1,394
5.375%, 05/01/2047	350	321
5.250%, 04/01/2053	1,485	1,352
5.125%, 07/01/2049	310	273
5.050%, 03/30/2029	2,530	2,520
4.908%, 07/23/2025	2,190	2,236
4.800%, 03/01/2050	3,210	2,760
4.400%, 04/01/2033	2,040	1,917
4.400%, 12/01/2061	674	522
4.200%, 03/15/2028	980	949
3.900%, 06/01/2052	2,154	1,607
3.750%, 02/15/2028	681	645
3.500%, 06/01/2041	1,033	775
3.500%, 03/01/2042	2,184	1,631
2.300%, 02/01/2032	2,000	1,582
Comcast
7.050%, 03/15/2033	50	62
4.950%, 10/15/2058	120	129
4.400%, 08/15/2035	3,525	3,554
4.250%, 10/15/2030	1,320	1,345
4.250%, 01/15/2033	360	367
4.200%, 08/15/2034	570	574
4.150%, 10/15/2028	3,480	3,560
4.000%, 03/01/2048	110	101
3.999%, 11/01/2049	120	111
3.969%, 11/01/2047	750	685
3.950%, 10/15/2025	1,110	1,132
3.750%, 04/01/2040	380	348
3.450%, 02/01/2050	280	235
3.400%, 04/01/2030	1,180	1,143
3.400%, 07/15/2046	60	51
3.300%, 04/01/2027	310	306
3.250%, 11/01/2039	250	217
3.150%, 03/01/2026	800	793
2.937%, 11/01/2056 (C)	844	629
2.887%, 11/01/2051 (C)	690	524
2.800%, 01/15/2051	470	356
2.650%, 08/15/2062	1,946	1,332
2.450%, 08/15/2052	392	277
1.500%, 02/15/2031	5,940	4,927

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Comcast Cable Communications Holdings
9.455%, 11/15/2022	$240	$248
Cox Communications
4.800%, 02/01/2035 (C)	1,665	1,635
2.600%, 06/15/2031 (C)	1,660	1,424
Cox Enterprises
7.375%, 07/15/2027 (C)	2,895	3,275
Fox
5.476%, 01/25/2039	270	276
4.709%, 01/25/2029	210	213
3.500%, 04/08/2030	560	520
Level 3 Financing
3.875%, 11/15/2029 (C)	6,120	5,386
3.400%, 03/01/2027 (C)	895	805
Magallanes
5.391%, 03/15/2062 (C)	1,950	1,747
5.141%, 03/15/2052 (C)	16,352	14,631
5.050%, 03/15/2042 (C)	6,839	6,182
4.279%, 03/15/2032 (C)	6,373	5,956
4.054%, 03/15/2029 (C)	3,014	2,887
3.755%, 03/15/2027 (C)	2,747	2,666
3.638%, 03/15/2025 (C)	1,563	1,543
Netflix
5.875%, 11/15/2028	1,496	1,549
5.375%, 11/15/2029 (C)	1,092	1,100
3.625%, 06/15/2025 (C)	90	88
NTT Finance
1.162%, 04/03/2026 (C)	4,810	4,379
Paramount Global
6.875%, 04/30/2036	1,175	1,317
5.900%, 10/15/2040	840	840
4.750%, 05/15/2025	1,164	1,194
Rogers Communications
4.550%, 03/15/2052 (C)	971	902
4.100%, 10/01/2023	133	135
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (C)	2,000	1,765
Sprint Capital
8.750%, 03/15/2032	200	260
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
5.152%, 03/20/2028 (C)	10,500	10,838
4.738%, 03/20/2025 (C)	4,268	4,295
Take-Two Interactive Software
4.000%, 04/14/2032	1,625	1,560
Telefonica Emisiones
4.103%, 03/08/2027	150	149
Tencent Holdings MTN
3.840%, 04/22/2051 (C)	2,320	1,806
3.595%, 01/19/2028 (C)	2,040	1,951
Time Warner Cable LLC
7.300%, 07/01/2038	100	111

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.750%, 06/15/2039	$170	$181
6.550%, 05/01/2037	280	296
5.875%, 11/15/2040	2,595	2,582
5.500%, 09/01/2041	4,882	4,548
Time Warner Entertainment
8.375%, 07/15/2033	1,380	1,670
T-Mobile USA
4.375%, 04/15/2040	2,770	2,602
3.875%, 04/15/2030	7,475	7,188
3.750%, 04/15/2027	4,608	4,549
3.500%, 04/15/2025	720	714
3.500%, 04/15/2031 (C)	2,282	2,083
3.400%, 10/15/2052 (C)	3,585	2,787
3.375%, 04/15/2029 (C)	6,874	6,368
3.300%, 02/15/2051	210	161
3.000%, 02/15/2041	480	377
2.875%, 02/15/2031	530	465
2.700%, 03/15/2032 (C)	2,680	2,316
2.550%, 02/15/2031	2,945	2,556
2.250%, 02/15/2026 (C)	6,970	6,532
2.250%, 11/15/2031	790	656
Verizon Communications
5.500%, 03/16/2047	100	113
5.250%, 03/16/2037	1,100	1,200
4.862%, 08/21/2046	270	282
4.500%, 08/10/2033	700	709
4.400%, 11/01/2034	5,360	5,363
4.329%, 09/21/2028	3,074	3,128
4.125%, 03/16/2027	330	338
4.125%, 08/15/2046	430	403
4.016%, 12/03/2029	1,337	1,325
4.000%, 03/22/2050	1,330	1,204
3.850%, 11/01/2042	1,750	1,579
3.700%, 03/22/2061	2,435	2,023
3.550%, 03/22/2051	2,185	1,845
3.400%, 03/22/2041	240	207
3.150%, 03/22/2030	580	541
3.000%, 03/22/2027	220	213
2.875%, 11/20/2050	1,740	1,303
2.650%, 11/20/2040	4,848	3,741
2.625%, 08/15/2026	940	905
2.550%, 03/21/2031	4,460	3,948
2.355%, 03/15/2032	6,179	5,322
2.100%, 03/22/2028	700	637
1.750%, 01/20/2031	1,640	1,359
Vodafone Group PLC
5.250%, 05/30/2048	2,370	2,373
5.000%, 05/30/2038	391	392
4.875%, 06/19/2049	3,011	2,901
4.375%, 05/30/2028	1,010	1,029
4.250%, 09/17/2050	311	274

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Walt Disney
8.875%, 04/26/2023	$150	$158
6.650%, 11/15/2037	260	323
6.200%, 12/15/2034	265	313
4.700%, 03/23/2050	1,035	1,072
4.625%, 03/23/2040	2,385	2,429
3.600%, 01/13/2051	1,735	1,536
2.750%, 09/01/2049	392	296

		279,518

Consumer Discretionary — 1.2%
7-Eleven
0.625%, 02/10/2023 (C)	3,555	3,506
Alimentation Couche-Tard
3.550%, 07/26/2027 (C)	2,200	2,093
Amazon.com
4.950%, 12/05/2044	600	656
4.800%, 12/05/2034	187	203
4.250%, 08/22/2057	160	159
4.050%, 08/22/2047	570	563
3.950%, 04/13/2052	1,174	1,131
3.875%, 08/22/2037	6,300	6,201
3.600%, 04/13/2032	3,784	3,746
3.450%, 04/13/2029	1,724	1,713
3.300%, 04/13/2027	260	260
3.150%, 08/22/2027	160	158
3.100%, 05/12/2051	2,554	2,131
2.875%, 05/12/2041	546	455
2.700%, 06/03/2060	770	556
2.500%, 06/03/2050	2,448	1,823
2.100%, 05/12/2031	3,471	3,055
1.650%, 05/12/2028	2,401	2,167
1.500%, 06/03/2030	540	461
1.200%, 06/03/2027	1,090	982
1.000%, 05/12/2026	5,328	4,914
0.800%, 06/03/2025	880	827
American Honda Finance MTN
2.000%, 03/24/2028	725	658
AutoNation
4.750%, 06/01/2030	3,948	3,853
BMW US Capital LLC
3.800%, 04/06/2023 (C)	1,780	1,796
Comcast
4.000%, 08/15/2047	170	156
Daimler Finance North America LLC
2.700%, 06/14/2024 (C)	990	979
0.750%, 03/01/2024 (C)	3,010	2,887
Dick's Sporting Goods
4.100%, 01/15/2052	571	405
Dollar General
3.250%, 04/15/2023	70	70

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ford Motor
4.750%, 01/15/2043	$638	$526
Ford Motor Credit LLC
5.113%, 05/03/2029	298	290
4.271%, 01/09/2027	1,340	1,286
3.625%, 06/17/2031	1,821	1,574
3.096%, 05/04/2023	200	198
2.900%, 02/10/2029	2,035	1,740
2.700%, 08/10/2026	2,787	2,518
General Motors
6.600%, 04/01/2036	70	76
6.250%, 10/02/2043	940	953
5.150%, 04/01/2038	150	140
General Motors Financial
4.350%, 01/17/2027	180	177
3.100%, 01/12/2032	1,122	949
Home Depot
3.900%, 12/06/2028	80	82
3.900%, 06/15/2047	100	93
3.625%, 04/15/2052	771	685
3.350%, 04/15/2050	800	678
3.300%, 04/15/2040	864	763
3.250%, 04/15/2032	1,954	1,870
3.125%, 12/15/2049	1,516	1,229
2.700%, 04/15/2030	480	445
2.500%, 04/15/2027	430	411
2.375%, 03/15/2051	1,248	893
Hyatt Hotels
1.800%, 10/01/2024	2,515	2,409
Hyundai Capital America MTN
2.000%, 06/15/2028 (C)	780	670
1.300%, 01/08/2026 (C)	1,647	1,483
0.800%, 01/08/2024 (C)	1,504	1,438
Las Vegas Sands
3.200%, 08/08/2024	1,480	1,420
2.900%, 06/25/2025	140	129
Lennar
4.500%, 04/30/2024	2,845	2,883
Lowe's
5.000%, 04/15/2040	2,315	2,349
4.500%, 04/15/2030	320	324
2.500%, 04/15/2026	260	250
1.700%, 09/15/2028	900	786
Marriott International /Maryland
4.625%, 06/15/2030	3,249	3,217
3.500%, 10/15/2032	1,177	1,057
2.850%, 04/15/2031	1,041	902
McDonald's MTN
4.875%, 12/09/2045	670	691
4.200%, 04/01/2050	3,114	2,905
3.800%, 04/01/2028	250	249
3.700%, 01/30/2026	1,065	1,075

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.625%, 09/01/2049	$901	$766
3.600%, 07/01/2030	460	445
3.500%, 03/01/2027	180	179
3.500%, 07/01/2027	510	505
3.300%, 07/01/2025	480	480
2.125%, 03/01/2030	420	367
1.450%, 09/01/2025	850	801
Newell Brands
4.450%, 04/01/2026	560	558
4.100%, 04/01/2023	376	375
NIKE
3.375%, 03/27/2050	20	18
3.250%, 03/27/2040	330	292
2.850%, 03/27/2030	650	612
2.750%, 03/27/2027	640	626
2.400%, 03/27/2025	400	393
QVC
4.850%, 04/01/2024	735	717
Sands China
5.125%, 08/08/2025	810	746
Starbucks
3.500%, 11/15/2050	1,780	1,438
3.350%, 03/12/2050	250	195
3.000%, 02/14/2032 (E)	2,445	2,185
Tapestry
3.050%, 03/15/2032	2,000	1,694
Target
2.950%, 01/15/2052	2,132	1,707
2.250%, 04/15/2025	710	695
Volkswagen Group of America Finance LLC
1.250%, 11/24/2025 (C)	2,520	2,307
0.875%, 11/22/2023 (C)	2,420	2,339

		110,817

Consumer Staples — 2.3%
Adani International Container Terminal PVT
3.000%, 02/16/2031 (C)	599	517
Advocate Health & Hospitals
2.211%, 06/15/2030	3,565	3,054
Aetna
3.875%, 08/15/2047	360	315
2.800%, 06/15/2023	3,648	3,655
Alcon Finance
3.000%, 09/23/2029 (C)	3,845	3,481
Altria Group
5.950%, 02/14/2049	380	365
5.800%, 02/14/2039	1,065	1,047
4.800%, 02/14/2029	11	11
4.400%, 02/14/2026	203	206
3.400%, 02/04/2041	970	706
2.450%, 02/04/2032	6,560	5,289
2.350%, 05/06/2025	348	334

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide
4.900%, 02/01/2046	$9,908	$9,880
4.700%, 02/01/2036	2,209	2,236
3.650%, 02/01/2026	1,978	1,981
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	1,830	1,983
5.450%, 01/23/2039	1,150	1,227
4.750%, 01/23/2029	1,890	1,966
4.600%, 04/15/2048	4,170	3,968
4.500%, 06/01/2050	1,860	1,769
4.375%, 04/15/2038	2,381	2,282
4.350%, 06/01/2040	970	916
4.000%, 04/13/2028	310	313
3.750%, 07/15/2042	716	614
3.500%, 06/01/2030	300	289
Bacardi
4.450%, 05/15/2025 (C)	3,780	3,803
BAT Capital
5.650%, 03/16/2052	3,525	3,176
4.700%, 04/02/2027	500	497
4.540%, 08/15/2047	4,705	3,684
4.390%, 08/15/2037	1,096	936
3.984%, 09/25/2050	1,035	743
3.557%, 08/15/2027	6,295	5,929
2.726%, 03/25/2031	1,495	1,233
2.259%, 03/25/2028	795	687
Bayer US Finance II LLC
4.375%, 12/15/2028 (C)	3,750	3,747
4.250%, 12/15/2025 (C)	3,105	3,132
Bayer US Finance LLC
3.375%, 10/08/2024 (C)	1,475	1,463
Bunge Finance
1.630%, 08/17/2025	1,360	1,268
Cargill
4.000%, 06/22/2032 (C)	786	789
1.375%, 07/23/2023 (C)	690	680
Coca-Cola
3.375%, 03/25/2027	330	332
2.600%, 06/01/2050	200	154
2.500%, 06/01/2040	310	251
1.450%, 06/01/2027 (E)	630	579
CommonSpirit Health
3.347%, 10/01/2029	1,025	950
2.782%, 10/01/2030	1,930	1,699
Constellation Brands
4.750%, 05/09/2032	905	926
4.400%, 11/15/2025	775	789
4.350%, 05/09/2027	600	606
3.600%, 05/09/2024	420	423
Costco Wholesale
1.750%, 04/20/2032	560	473

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.375%, 06/20/2027	$1,220	$1,112
CSL Finance PLC
4.750%, 04/27/2052 (C)	819	812
4.050%, 04/27/2029 (C)	786	787
3.850%, 04/27/2027 (C)	392	393
CVS Pass-Through Trust
6.036%, 12/10/2028	1,235	1,299
5.926%, 01/10/2034 (C)	137	146
5.880%, 01/10/2028	77	81
5.789%, 01/10/2026 (C)	518	537
Danone
2.947%, 11/02/2026 (C)	450	437
2.589%, 11/02/2023 (C)	1,580	1,574
DP World MTN
5.625%, 09/25/2048 (C)	2,790	2,658
Fresenius Medical Care US Finance III
1.875%, 12/01/2026 (C)	2,440	2,204
GSK Consumer Healthcare Capital US LLC
4.000%, 03/24/2052 (C)	1,282	1,159
3.625%, 03/24/2032 (C)	8,584	8,214
3.375%, 03/24/2027 (C)	2,591	2,537
3.375%, 03/24/2029 (C)	2,173	2,074
Hershey
0.900%, 06/01/2025	210	197
Imperial Brands Finance PLC
4.250%, 07/21/2025 (C)	3,165	3,142
3.500%, 02/11/2023 (C)	1,450	1,446
JBS USA LUX/ JBS USA Food/ JBS USA Finance
3.750%, 12/01/2031 (C)	670	573
3.000%, 02/02/2029 (C)	2,235	1,975
3.000%, 05/15/2032 (C)	2,765	2,271
Keurig Dr Pepper
4.417%, 05/25/2025	91	93
4.050%, 04/15/2032	394	378
Kimberly-Clark
3.100%, 03/26/2030	200	191
Kraft Heinz Foods
5.000%, 06/04/2042	1,585	1,520
4.875%, 10/01/2049	3,945	3,689
3.000%, 06/01/2026	583	564
Kroger
4.450%, 02/01/2047	275	257
Land O' Lakes
6.000%, 11/15/2022 (C)	1,890	1,900
Mondelez International
1.500%, 05/04/2025	1,070	1,017
Mondelez International Holdings Netherlands BV
2.125%, 09/19/2022 (C)	450	449
PepsiCo
2.875%, 10/15/2049	250	205

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.625%, 03/19/2027	$80	$78
2.250%, 03/19/2025	80	79
1.625%, 05/01/2030	30	26
0.750%, 05/01/2023	820	810
Philip Morris International
2.500%, 08/22/2022	1,530	1,533
2.500%, 11/02/2022	1,250	1,252
2.100%, 05/01/2030	460	388
1.125%, 05/01/2023	410	405
Procter & Gamble
3.100%, 08/15/2023	140	141
3.000%, 03/25/2030	380	365
2.800%, 03/25/2027	130	127
Reckitt Benckiser Treasury Services PLC
2.750%, 06/26/2024 (C)	3,675	3,640
Reynolds American
8.125%, 05/01/2040	1,060	1,228
7.250%, 06/15/2037	745	808
6.150%, 09/15/2043	480	460
5.850%, 08/15/2045	4,055	3,713
Roche Holdings
2.607%, 12/13/2051 (C)	3,154	2,392
2.076%, 12/13/2031 (C)	2,784	2,433
Shire Acquisitions Investments Ireland
2.875%, 09/23/2023	1,980	1,973
Smith & Nephew PLC
2.032%, 10/14/2030	1,245	1,024
Takeda Pharmaceutical
5.000%, 11/26/2028	980	1,024
4.400%, 11/26/2023	4,309	4,384
2.050%, 03/31/2030	2,118	1,815
Trustees of the University of Pennsylvania
3.610%, 02/15/2119	43	33
Viterra Finance BV
5.250%, 04/21/2032 (C)	2,460	2,368
4.900%, 04/21/2027 (C)	1,995	1,976
3.200%, 04/21/2031 (C)	356	305
Walmart
3.300%, 04/22/2024	175	177
2.375%, 09/24/2029	100	93
1.800%, 09/22/2031	200	174
1.500%, 09/22/2028	290	259

		168,727

Energy — 2.6%
Aker BP
3.750%, 01/15/2030 (C)	540	503
Apache
5.100%, 09/01/2040	110	103
4.750%, 04/15/2043 (E)	420	363
4.250%, 01/15/2030	20	19
4.250%, 01/15/2044	1,130	900

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BP Capital Markets America
3.796%, 09/21/2025	$90	$91
3.790%, 02/06/2024	150	152
3.633%, 04/06/2030	480	469
3.119%, 05/04/2026	400	394
3.000%, 02/24/2050	1,890	1,459
2.939%, 06/04/2051	780	590
BP Capital Markets PLC
3.535%, 11/04/2024	150	152
3.506%, 03/17/2025	340	343
Cameron LNG LLC
3.302%, 01/15/2035 (C)	1,670	1,493
2.902%, 07/15/2031 (C)	1,530	1,386
Canadian Natural Resources
6.450%, 06/30/2033	200	223
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/2029	1,846	1,744
Chevron
3.078%, 05/11/2050	950	794
2.954%, 05/16/2026	1,100	1,093
2.355%, 12/05/2022	290	290
1.995%, 05/11/2027	290	272
1.554%, 05/11/2025	830	796
Chevron USA
3.850%, 01/15/2028	990	1,006
ConocoPhillips
6.950%, 04/15/2029	995	1,177
4.150%, 11/15/2034	753	727
Continental Resources/Oklahoma
4.900%, 06/01/2044	810	727
4.500%, 04/15/2023	480	485
4.375%, 01/15/2028	810	794
3.800%, 06/01/2024	770	775
2.268%, 11/15/2026 (C)	3,665	3,362
Coterra Energy
4.375%, 06/01/2024 (C)	80	81
4.375%, 03/15/2029 (C)	1,840	1,835
3.900%, 05/15/2027 (C)	1,740	1,713
Devon Energy
7.875%, 09/30/2031	1,580	1,940
5.850%, 12/15/2025	1,000	1,063
5.600%, 07/15/2041	680	716
5.250%, 10/15/2027	98	99
5.000%, 06/15/2045	1,640	1,638
4.750%, 05/15/2042	567	543
4.500%, 01/15/2030	256	252
Diamondback Energy
4.400%, 03/24/2051	1,571	1,419
3.500%, 12/01/2029	1,350	1,276
3.250%, 12/01/2026	380	376
3.125%, 03/24/2031	320	290

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ecopetrol
5.875%, 05/28/2045	$3,400	$2,771
4.125%, 01/16/2025	167	163
Energy Transfer
6.250%, 04/15/2049	1,390	1,418
6.125%, 12/15/2045	978	978
6.100%, 02/15/2042	408	401
5.500%, 06/01/2027	620	643
5.400%, 10/01/2047	2,050	1,887
5.350%, 05/15/2045	1,265	1,159
5.300%, 04/01/2044	60	55
5.300%, 04/15/2047	1,420	1,298
5.250%, 04/15/2029	2,085	2,134
5.150%, 03/15/2045	1,604	1,437
5.000%, 05/15/2050	1,505	1,355
4.950%, 05/15/2028	2,879	2,892
4.950%, 06/15/2028	410	416
4.400%, 03/15/2027	387	384
4.000%, 10/01/2027	2,095	2,033
3.750%, 05/15/2030	2,560	2,381
2.900%, 05/15/2025	740	721
Eni SpA
4.000%, 09/12/2023 (C)	4,400	4,441
Enterprise Products Operating LLC
7.550%, 04/15/2038	60	74
6.125%, 10/15/2039	145	159
5.375%, ICE LIBOR USD 3 Month + 2.570%, 02/15/2078 (A)	290	248
4.850%, 03/15/2044	60	58
4.800%, 02/01/2049	230	220
4.200%, 01/31/2050	310	273
4.150%, 10/16/2028	1,580	1,588
3.950%, 01/31/2060	300	246
3.700%, 01/31/2051	510	418
3.125%, 07/31/2029	350	328
2.800%, 01/31/2030	1,800	1,641
EOG Resources
4.950%, 04/15/2050	1,730	1,906
4.375%, 04/15/2030	860	887
4.150%, 01/15/2026	270	276
3.900%, 04/01/2035	590	565
EQT
7.500%, 02/01/2030	900	999
Equinor
3.000%, 04/06/2027	1,415	1,385
2.875%, 04/06/2025	4,615	4,585
Exxon Mobil
4.327%, 03/19/2050	760	758
4.227%, 03/19/2040	260	260
4.114%, 03/01/2046	910	880
3.482%, 03/19/2030	730	718
3.452%, 04/15/2051	2,190	1,895

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.043%, 03/01/2026	$1,140	$1,133
2.992%, 03/19/2025	4,145	4,139
1.571%, 04/15/2023	70	70
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040 (C)	684	578
2.625%, 03/31/2036 (C)	1,164	973
2.160%, 03/31/2034 (C)	1,612	1,412
1.750%, 09/30/2027 (C)	4,299	4,060
Halliburton
3.800%, 11/15/2025	28	28
Hess
6.000%, 01/15/2040	2,240	2,379
5.600%, 02/15/2041	1,580	1,609
HF Sinclair
5.875%, 04/01/2026 (C)	1,265	1,293
KazMunayGas National JSC
6.375%, 10/24/2048 (C)	470	427
5.750%, 04/19/2047 (C)	1,390	1,176
5.375%, 04/24/2030 (C)	1,720	1,590
Kinder Morgan
5.550%, 06/01/2045	500	503
5.200%, 03/01/2048	1,365	1,315
5.050%, 02/15/2046	260	245
4.300%, 06/01/2025	1,105	1,120
4.300%, 03/01/2028	450	451
3.600%, 02/15/2051	937	729
3.250%, 08/01/2050	1,129	832
Kinder Morgan Energy Partners
5.500%, 03/01/2044	715	677
5.400%, 09/01/2044	40	39
5.000%, 03/01/2043	50	47
Lukoil Capital DAC
3.600%, 10/26/2031 (C)	2,270	1,135
2.800%, 04/26/2027 (C)	1,790	976
Lundin Energy Finance BV
3.100%, 07/15/2031 (C)	2,318	2,041
2.000%, 07/15/2026 (C)	5,339	4,857
MPLX
5.500%, 02/15/2049	580	578
5.200%, 03/01/2047	320	304
5.200%, 12/01/2047	470	440
4.950%, 03/14/2052	3,638	3,351
4.800%, 02/15/2029	120	122
4.700%, 04/15/2048	1,410	1,258
4.500%, 04/15/2038	810	751
4.000%, 03/15/2028	350	342
Occidental Petroleum
7.875%, 09/15/2031	140	170
7.500%, 05/01/2031	240	288
6.950%, 07/01/2024	3,107	3,293
5.550%, 03/15/2026	2,180	2,271
4.625%, 06/15/2045	400	362

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 07/15/2044	$1,000	$883
4.400%, 04/15/2046	200	180
4.200%, 03/15/2048	390	341
4.100%, 02/15/2047	1,040	897
3.400%, 04/15/2026	100	97
3.200%, 08/15/2026 (E)	1,740	1,679
3.000%, 02/15/2027	510	488
Oleoducto Central
4.000%, 07/14/2027 (C)(E)	884	796
Pertamina Persero
6.000%, 05/03/2042 (C)	1,220	1,249
Petrobras Global Finance
6.850%, 06/05/2115	1,090	960
6.250%, 03/17/2024	1,930	2,000
Petroleos del Peru
4.750%, 06/19/2032 (C)	4,690	3,978
Petroleos Mexicanos
7.690%, 01/23/2050	1,840	1,430
6.950%, 01/28/2060	210	149
6.625%, 06/15/2035	2,202	1,779
5.625%, 01/23/2046	1,650	1,124
2.460%, 12/15/2025	1,252	1,244
2.378%, 04/15/2025	522	518
Petroleos Mexicanos MTN
6.875%, 08/04/2026	90	89
6.750%, 09/21/2047	4,865	3,499
Phillips 66
1.300%, 02/15/2026	925	849
Pioneer Natural Resources
2.150%, 01/15/2031	2,767	2,352
1.900%, 08/15/2030	2,044	1,715
1.125%, 01/15/2026	180	164
Plains All American Pipeline/PAA Finance
3.550%, 12/15/2029	895	828
Reliance Industries
3.625%, 01/12/2052 (C)	6,080	4,716
2.875%, 01/12/2032 (C)	1,280	1,096
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (C)	1,270	1,132
4.950%, 07/15/2029 (C)	3,655	3,461
Ruby Pipeline
8.000%, 04/01/2022 (C)(E)(F)(I)	1,727	1,529
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024	1,680	1,735
5.000%, 03/15/2027	3,145	3,242
Saudi Arabian Oil
1.625%, 11/24/2025 (C)	1,810	1,697
1.250%, 11/24/2023 (C)	840	817
Schlumberger Holdings
4.000%, 12/21/2025 (C)	660	666
3.900%, 05/17/2028 (C)	857	838

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Schlumberger Investment
3.650%, 12/01/2023	$100	$101
Shell International Finance BV
6.375%, 12/15/2038	660	811
4.550%, 08/12/2043	490	494
4.375%, 05/11/2045	990	985
4.125%, 05/11/2035	3,510	3,492
4.000%, 05/10/2046	1,410	1,324
3.750%, 09/12/2046	100	90
3.250%, 04/06/2050	930	775
2.750%, 04/06/2030	660	611
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (C)(E)	1,020	1,044
Spectra Energy Partners
3.375%, 10/15/2026	140	136
Targa Resources Partners
5.500%, 03/01/2030	461	460
4.875%, 02/01/2031	1,820	1,745
4.000%, 01/15/2032	525	479
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	2,200	2,737
2.900%, 03/01/2030 (C)	3,395	3,032
TransCanada PipeLines
4.625%, 03/01/2034	2,415	2,435
Transcontinental Gas Pipe Line LLC
7.850%, 02/01/2026	1,820	2,044
Western Midstream Operating
3.600%, 02/01/2025	330	322
2.621%, ICE LIBOR USD 3 Month + 1.850%, 01/13/2023 (A)	220	218
Williams
8.750%, 03/15/2032	1,284	1,651
7.750%, 06/15/2031	339	403
7.500%, 01/15/2031	9	11
5.750%, 06/24/2044	400	416
5.100%, 09/15/2045	670	651
4.900%, 01/15/2045	450	422
3.750%, 06/15/2027	410	402

		212,129

Financials — 10.7%
ABN AMRO Bank
2.470%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 12/13/2029 (A)(C)	2,000	1,751
Aegon
2.802%, USD ICE Swap 11:00 NY 10 Yr + 0.100%(A)(G)	2,180	1,863
Ally Financial
1.450%, 10/02/2023	1,235	1,207
American Express
4.050%, 05/03/2029	950	952

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.050%, 12/03/2042	$70	$65
3.400%, 02/27/2023	285	287
3.375%, 05/03/2024	5,940	5,962
2.550%, 03/04/2027	2,510	2,386
2.500%, 07/30/2024	3,000	2,959
American International Group
3.900%, 04/01/2026	565	567
3.875%, 01/15/2035	315	297
2.500%, 06/30/2025	410	396
Antares Holdings
3.750%, 07/15/2027 (C)	1,914	1,711
Aon
3.900%, 02/28/2052	2,480	2,134
Apollo Management Holdings
5.000%, 03/15/2048 (C)	270	272
4.400%, 05/27/2026 (C)	1,015	1,021
Ares Capital
3.200%, 11/15/2031	1,374	1,069
Athene Global Funding
3.205%, 03/08/2027 (C)	5,370	5,029
3.000%, 07/01/2022 (C)	400	401
2.950%, 11/12/2026 (C)	3,910	3,677
2.717%, 01/07/2029 (C)	1,245	1,092
2.514%, 03/08/2024 (C)	3,199	3,126
2.500%, 03/24/2028 (C)	2,736	2,434
1.985%, 08/19/2028 (C)	4,589	3,885
1.730%, 10/02/2026 (C)	3,534	3,128
1.481%, SOFRINDX + 0.700%, 05/24/2024 (A)(C)	2,425	2,354
Athene Global Funding MTN
2.646%, 10/04/2031 (C)	2,580	2,159
Athene Holding
4.125%, 01/12/2028	1,140	1,102
Avolon Holdings Funding
3.950%, 07/01/2024 (C)	535	523
2.875%, 02/15/2025 (C)	1,420	1,335
2.528%, 11/18/2027 (C)	1,073	926
Bain Capital Specialty Finance
2.550%, 10/13/2026	1,288	1,140
Banco Santander
4.175%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.000%, 03/24/2028 (A)	200	195
3.848%, 04/12/2023	1,200	1,205
3.225%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.600%, 11/22/2032 (A)	1,200	994
2.749%, 12/03/2030	2,200	1,823
2.746%, 05/28/2025	2,200	2,117
2.131%, ICE LIBOR USD 3 Month + 1.120%, 04/12/2023 (A)	400	401

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.722%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 09/14/2027 (A)	$2,655	$2,363
Bank of America
4.571%, U.S. SOFR + 1.830%, 04/27/2033 (A)	4,720	4,768
3.419%, ICE LIBOR USD 3 Month + 1.040%, 12/20/2028 (A)	5,997	5,732
3.366%, ICE LIBOR USD 3 Month + 0.810%, 01/23/2026 (A)	1,660	1,635
3.004%, ICE LIBOR USD 3 Month + 0.790%, 12/20/2023 (A)	5,467	5,466
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (A)	5,327	4,727
2.687%, U.S. SOFR + 1.320%, 04/22/2032 (A)	8,886	7,744
2.651%, U.S. SOFR + 1.220%, 03/11/2032 (A)	3,125	2,723
2.592%, U.S. SOFR + 2.150%, 04/29/2031 (A)	5,331	4,682
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (A)	6,120	5,249
1.734%, U.S. SOFR + 0.960%, 07/22/2027 (A)	14,805	13,480
1.658%, U.S. SOFR + 0.910%, 03/11/2027 (A)	15,606	14,288
Bank of America MTN
5.000%, 01/21/2044	1,800	1,856
4.450%, 03/03/2026	5,215	5,278
4.376%, U.S. SOFR + 1.580%, 04/27/2028 (A)	2,060	2,075
4.271%, ICE LIBOR USD 3 Month + 1.310%, 07/23/2029 (A)	625	621
4.250%, 10/22/2026	130	131
4.200%, 08/26/2024	2,720	2,764
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/2051 (A)	2,510	2,306
4.000%, 04/01/2024	2,110	2,151
4.000%, 01/22/2025	2,570	2,582
3.974%, ICE LIBOR USD 3 Month + 1.210%, 02/07/2030 (A)	2,255	2,199
3.970%, ICE LIBOR USD 3 Month + 1.070%, 03/05/2029 (A)	1,780	1,743
3.864%, ICE LIBOR USD 3 Month + 0.940%, 07/23/2024 (A)	1,225	1,233
3.593%, ICE LIBOR USD 3 Month + 1.370%, 07/21/2028 (A)	710	688
3.550%, ICE LIBOR USD 3 Month + 0.780%, 03/05/2024 (A)	1,310	1,315
3.500%, 04/19/2026	1,610	1,598
3.384%, U.S. SOFR + 1.330%, 04/02/2026 (A)	8,619	8,492
3.300%, 01/11/2023	1,181	1,189

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.194%, ICE LIBOR USD 3 Month + 1.180%, 07/23/2030 (A)	$1,170	$1,082
2.884%, ICE LIBOR USD 3 Month + 1.190%, 10/22/2030 (A)	480	434
2.496%, ICE LIBOR USD 3 Month + 0.990%, 02/13/2031 (A)	2,198	1,937
2.087%, U.S. SOFR + 1.060%, 06/14/2029 (A)	13,085	11,532
1.922%, U.S. SOFR + 1.370%, 10/24/2031 (A)	1,308	1,080
1.530%, U.S. SOFR + 0.650%, 12/06/2025 (A)	5,556	5,253
1.319%, U.S. SOFR + 1.150%, 06/19/2026 (A)	1,108	1,022
1.197%, U.S. SOFR + 1.010%, 10/24/2026 (A)	385	351
Bank of Montreal MTN
2.550%, 11/06/2022	200	200
1.850%, 05/01/2025 (E)	1,360	1,297
Bank of New York Mellon MTN
3.650%, 02/04/2024	150	152
3.250%, 09/11/2024	270	271
3.250%, 05/16/2027	270	266
1.600%, 04/24/2025	410	391
Bank of Nova Scotia
4.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.551%(A)(G)	1,385	1,347
4.588%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.050%, 05/04/2037 (A)	710	670
3.450%, 04/11/2025	1,950	1,943
1.300%, 06/11/2025	760	710
Barclays PLC
4.375%, 01/12/2026	4,430	4,444
Barclays PLC MTN
4.972%, ICE LIBOR USD 3 Month + 1.902%, 05/16/2029 (A)	1,070	1,079
Berkshire Hathaway Finance
4.250%, 01/15/2049	1,260	1,242
3.850%, 03/15/2052	6,168	5,624
Blackstone Private Credit Fund
4.000%, 01/15/2029 (C)	2,486	2,196
3.250%, 03/15/2027 (C)	1,606	1,420
2.625%, 12/15/2026 (C)	1,108	962
2.350%, 11/22/2024 (C)	1,452	1,362
Blackstone Secured Lending Fund
3.625%, 01/15/2026	1,255	1,195
BNP Paribas
5.198%, ICE LIBOR USD 3 Month + 2.567%, 01/10/2030 (A)(C)	1,220	1,243
4.705%, ICE LIBOR USD 3 Month + 2.235%, 01/10/2025 (A)(C)	1,450	1,467

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.400%, 08/14/2028 (C)	$1,420	$1,398
3.375%, 01/09/2025 (C)	420	415
2.871%, U.S. SOFR + 1.387%, 04/19/2032 (A)(C)	2,350	2,003
2.219%, U.S. SOFR + 2.074%, 06/09/2026 (A)(C)	950	893
BNP Paribas MTN
4.375%, USD Swap Semi 30/360 5 Yr Curr + 1.483%, 03/01/2033 (A)(C)	380	363
BPCE
5.150%, 07/21/2024 (C)	1,550	1,578
Brighthouse Financial
4.700%, 06/22/2047	4	3
3.850%, 12/22/2051	774	561
Brighthouse Financial Global Funding MTN
1.000%, 04/12/2024 (C)	2,965	2,833
Canadian Imperial Bank of Commerce
3.600%, 04/07/2032	771	719
0.950%, 06/23/2023	750	735
Cantor Fitzgerald
4.500%, 04/14/2027 (C)	2,295	2,242
Capital One Financial
1.343%, U.S. SOFR + 0.690%, 12/06/2024 (A)	3,760	3,629
Cboe Global Markets
3.000%, 03/16/2032	2,520	2,319
Charles Schwab
2.900%, 03/03/2032	3,760	3,396
Chubb INA Holdings
3.350%, 05/03/2026	420	419
CI Financial
4.100%, 06/15/2051 (E)	2,015	1,434
3.200%, 12/17/2030	2,610	2,155
Citadel
4.875%, 01/15/2027 (C)	1,240	1,239
Citigroup
8.125%, 07/15/2039	3,046	4,182
5.500%, 09/13/2025	1,370	1,433
5.300%, 05/06/2044	255	262
4.910%, U.S. SOFR + 2.086%, 05/24/2033 (A)	8,962	9,203
4.750%, 05/18/2046	150	143
4.658%, U.S. SOFR + 1.887%, 05/24/2028 (A)	3,342	3,408
4.650%, 07/30/2045	1,140	1,117
4.650%, 07/23/2048	280	279
4.600%, 03/09/2026	2,785	2,824
4.450%, 09/29/2027	1,380	1,384
4.412%, U.S. SOFR + 3.914%, 03/31/2031 (A)	2,020	1,996
4.400%, 06/10/2025	2,040	2,062
4.300%, 11/20/2026	590	592
4.125%, 07/25/2028	260	255

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.887%, ICE LIBOR USD 3 Month + 1.563%, 01/10/2028 (A)	$545	$536
3.785%, U.S. SOFR + 1.939%, 03/17/2033 (A)	3,655	3,436
3.500%, 05/15/2023	930	937
3.352%, ICE LIBOR USD 3 Month + 0.897%, 04/24/2025 (A)	3,600	3,576
3.290%, U.S. SOFR + 1.528%, 03/17/2026 (A)	392	385
3.200%, 10/21/2026	565	548
3.106%, U.S. SOFR + 2.842%, 04/08/2026 (A)	560	547
3.070%, U.S. SOFR + 1.280%, 02/24/2028 (A)	1,235	1,178
3.057%, U.S. SOFR + 1.351%, 01/25/2033 (A)	8,660	7,653
2.572%, U.S. SOFR + 2.107%, 06/03/2031 (A)	9,275	8,057
2.561%, U.S. SOFR + 1.167%, 05/01/2032 (A)	1,265	1,083
2.520%, U.S. SOFR + 1.177%, 11/03/2032 (A)	910	770
2.014%, U.S. SOFR + 0.694%, 01/25/2026 (A)	1,575	1,499
1.678%, U.S. SOFR + 1.667%, 05/15/2024 (A)	800	790
CME Group
2.650%, 03/15/2032	2,025	1,847
Cooperatieve Rabobank UA
4.375%, 08/04/2025	1,580	1,588
3.758%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.420%, 04/06/2033 (A)(C)	6,109	5,712
3.649%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.220%, 04/06/2028 (A)(C)	6,725	6,526
Credit Agricole SA/London MTN
1.907%, U.S. SOFR + 1.676%, 06/16/2026 (A)(C)	630	587
Credit Suisse AG/New York NY
2.950%, 04/09/2025	790	770
1.000%, 05/05/2023	4,510	4,428
Credit Suisse AG/New York NY MTN
3.625%, 09/09/2024	1,360	1,356
Credit Suisse Group
4.282%, 01/09/2028 (C)	895	861
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (A)(C)	1,490	1,380
3.750%, 03/26/2025	250	248
3.091%, U.S. SOFR + 1.730%, 05/14/2032 (A)(C)	5,220	4,377
2.593%, U.S. SOFR + 1.560%, 09/11/2025 (A)(C)	255	244

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.193%, U.S. SOFR + 2.044%, 06/05/2026 (A)(C)	$2,940	$2,722
1.305%, U.S. SOFR + 0.980%, 02/02/2027 (A)(C)	6,030	5,288
Danske Bank
5.375%, 01/12/2024 (C)	940	960
3.244%, ICE LIBOR USD 3 Month + 1.591%, 12/20/2025 (A)(C)	1,320	1,282
1.226%, 06/22/2024 (C)	550	522
Deutsche Bank NY
3.742%, U.S. SOFR + 2.257%, 01/07/2033 (A)	4,031	3,295
Discover Bank
4.200%, 08/08/2023	1,130	1,142
DNB Bank
1.605%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.680%, 03/30/2028 (A)(C)	3,800	3,362
Enstar Group
3.100%, 09/01/2031	1,966	1,653
Equitable Holdings
3.900%, 04/20/2023	910	917
F&G Global Funding
2.000%, 09/20/2028 (C)	1,957	1,693
1.750%, 06/30/2026 (C)	1,580	1,434
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,788	2,216
Farmers Exchange Capital II
6.151%, ICE LIBOR USD 3 Month + 3.744%, 11/01/2053 (A)(C)	4,120	4,492
FS KKR Capital
3.250%, 07/15/2027	168	151
GA Global Funding Trust
0.800%, 09/13/2024 (C)	2,702	2,515
Goldman Sachs Capital II
4.000%, ICE LIBOR USD 3 Month + 0.768%(A)(G)	435	318
Goldman Sachs Group
6.750%, 10/01/2037	1,629	1,905
6.250%, 02/01/2041	1,290	1,522
5.150%, 05/22/2045	1,870	1,924
4.750%, 10/21/2045	400	398
4.250%, 10/21/2025	1,090	1,104
4.223%, ICE LIBOR USD 3 Month + 1.301%, 05/01/2029 (A)	500	497
3.750%, 05/22/2025	500	503
3.750%, 02/25/2026	885	886
3.691%, ICE LIBOR USD 3 Month + 1.510%, 06/05/2028 (A)	640	623
3.625%, 01/22/2023	508	512
3.615%, U.S. SOFR + 1.846%, 03/15/2028 (A)	310	302
3.500%, 01/23/2025	150	150

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.500%, 04/01/2025	$870	$869
3.500%, 11/16/2026	2,420	2,389
3.272%, ICE LIBOR USD 3 Month + 1.201%, 09/29/2025 (A)	5,770	5,713
3.210%, U.S. SOFR + 1.513%, 04/22/2042 (A)	120	99
3.200%, 02/23/2023	2,290	2,300
3.102%, U.S. SOFR + 1.410%, 02/24/2033 (A)	6,682	5,938
2.908%, ICE LIBOR USD 3 Month + 1.053%, 06/05/2023 (A)	410	410
2.908%, U.S. SOFR + 1.472%, 07/21/2042 (A)	280	218
2.650%, U.S. SOFR + 1.264%, 10/21/2032 (A)	13,277	11,381
2.600%, 02/07/2030	1,343	1,184
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (A)	2,335	1,962
1.948%, U.S. SOFR + 0.913%, 10/21/2027 (A)	1,938	1,767
1.757%, U.S. SOFR + 0.730%, 01/24/2025 (A)	4,255	4,138
1.542%, U.S. SOFR + 0.818%, 09/10/2027 (A)	10,060	9,018
1.431%, U.S. SOFR + 0.798%, 03/09/2027 (A)	9,675	8,741
1.217%, 12/06/2023	6,265	6,122
0.925%, U.S. SOFR + 0.486%, 10/21/2024 (A)	10,312	9,959
0.657%, U.S. SOFR + 0.505%, 09/10/2024 (A)	3,916	3,779
Guardian Life Global Funding
1.100%, 06/23/2025 (C)	290	270
HSBC Bank PLC
7.650%, 05/01/2025	796	866
HSBC Bank USA
7.000%, 01/15/2039	510	627
HSBC Holdings PLC
4.950%, 03/31/2030	200	202
4.755%, 06/09/2028	3,930	3,930
4.583%, ICE LIBOR USD 3 Month + 1.535%, 06/19/2029 (A)	2,515	2,487
4.300%, 03/08/2026	5,405	5,424
4.250%, 03/14/2024	1,190	1,204
4.250%, 08/18/2025	960	961
4.041%, ICE LIBOR USD 3 Month + 1.546%, 03/13/2028 (A)	830	809
3.973%, ICE LIBOR USD 3 Month + 1.610%, 05/22/2030 (A)	970	921
2.999%, U.S. SOFR + 1.430%, 03/10/2026 (A)	675	654
2.871%, U.S. SOFR + 1.410%, 11/22/2032 (A)	2,585	2,191

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.804%, U.S. SOFR + 1.187%, 05/24/2032 (A)	$1,285	$1,091
2.206%, U.S. SOFR + 1.285%, 08/17/2029 (A)	3,735	3,236
2.099%, U.S. SOFR + 1.929%, 06/04/2026 (A)	4,845	4,553
2.013%, U.S. SOFR + 1.732%, 09/22/2028 (A)	3,325	2,911
1.645%, U.S. SOFR + 1.538%, 04/18/2026 (A)	290	270
1.589%, U.S. SOFR + 1.290%, 05/24/2027 (A)	3,980	3,560
ING Bank
5.800%, 09/25/2023 (C)	202	207
Intercontinental Exchange
1.850%, 09/15/2032	3,890	3,160
Intesa Sanpaolo
3.375%, 01/12/2023 (C)	490	490
3.125%, 07/14/2022 (C)	1,420	1,422
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (C)	1,260	1,269
5.017%, 06/26/2024 (C)	870	866
Jackson Financial
3.125%, 11/23/2031 (C)	2,780	2,329
JPMorgan Chase
8.750%, 09/01/2030	1,725	2,205
6.400%, 05/15/2038	385	461
4.950%, 06/01/2045	300	305
4.452%, ICE LIBOR USD 3 Month + 1.330%, 12/05/2029 (A)	740	745
4.323%, U.S. SOFR + 1.560%, 04/26/2028 (A)	3,932	3,967
4.250%, 10/01/2027	2,590	2,602
4.203%, ICE LIBOR USD 3 Month + 1.260%, 07/23/2029 (A)	940	934
4.125%, 12/15/2026	2,420	2,434
4.023%, ICE LIBOR USD 3 Month + 1.000%, 12/05/2024 (A)	2,220	2,243
3.882%, ICE LIBOR USD 3 Month + 1.360%, 07/24/2038 (A)	215	201
3.875%, 09/10/2024	440	446
3.625%, 05/13/2024	1,490	1,508
3.625%, 12/01/2027	1,000	977
3.200%, 06/15/2026	1,670	1,649
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (A)	210	163
2.963%, U.S. SOFR + 1.260%, 01/25/2033 (A)	1,670	1,491
2.956%, U.S. SOFR + 2.515%, 05/13/2031 (A)	2,570	2,293
2.947%, U.S. SOFR + 1.170%, 02/24/2028 (A)	1,470	1,399

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.580%, U.S. SOFR + 1.250%, 04/22/2032 (A)	$3,012	$2,627
2.545%, U.S. SOFR + 1.180%, 11/08/2032 (A)	6,845	5,903
2.522%, U.S. SOFR + 2.040%, 04/22/2031 (A)	1,960	1,726
2.301%, U.S. SOFR + 1.160%, 10/15/2025 (A)	3,612	3,494
2.182%, U.S. SOFR + 1.890%, 06/01/2028 (A)	2,397	2,182
2.083%, U.S. SOFR + 1.850%, 04/22/2026 (A)	7,022	6,676
2.069%, U.S. SOFR + 1.015%, 06/01/2029 (A)	2,525	2,232
2.005%, TSFR3M + 1.585%, 03/13/2026 (A)	75	71
1.953%, U.S. SOFR + 1.065%, 02/04/2032 (A)	3,645	3,023
1.840%, ICE LIBOR USD 3 Month + 0.550%, 02/01/2027 (A)	2,740	2,579
1.578%, U.S. SOFR + 0.885%, 04/22/2027 (A)	8,370	7,663
1.561%, U.S. SOFR + 0.605%, 12/10/2025 (A)	12,232	11,605
1.514%, U.S. SOFR + 1.455%, 06/01/2024 (A)	2,130	2,100
1.470%, U.S. SOFR + 0.765%, 09/22/2027 (A)	10,196	9,183
1.045%, U.S. SOFR + 0.800%, 11/19/2026 (A)	4,363	3,958
1.040%, TSFR3M + 0.695%, 02/04/2027 (A)	7,825	7,040
0.969%, TSFR3M + 0.580%, 06/23/2025 (A)	8,540	8,081
KKR Group Finance II LLC
5.500%, 02/01/2043 (C)	120	123
KKR Group Finance III LLC
5.125%, 06/01/2044 (C)	1,005	989
KKR Group Finance XII LLC
4.850%, 05/17/2032 (C)	2,921	2,953
Lehman Brothers Holdings
6.500%, 12/31/2049 (F)	4,040	–
Lehman Brothers Holdings MTN
6.750%, 12/31/2049 (F)	10,370	–
Lehman Brothers Holdings Capital Trust VII MTN
5.857%, ICE LIBOR USD 3 Month + 0.840%(F)(G)	20,630	–
Lloyds Bank PLC
3.500%, 05/14/2025	100	99
Lloyds Banking Group PLC
4.375%, 03/22/2028	1,180	1,175

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.870%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.500%, 07/09/2025 (A)	$530	$530
3.750%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.800%, 03/18/2028 (A)	2,160	2,098
2.907%, ICE LIBOR USD 3 Month + 0.810%, 11/07/2023 (A)	5,255	5,250
1.627%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 05/11/2027 (A)	3,000	2,705
Macquarie Bank
3.624%, 06/03/2030 (C)	765	681
Macquarie Group
4.442%, U.S. SOFR + 2.405%, 06/21/2033 (A)(C)	1,585	1,500
1.340%, U.S. SOFR + 1.069%, 01/12/2027 (A)(C)	2,395	2,145
Macquarie Group MTN
2.871%, U.S. SOFR + 1.532%, 01/14/2033 (A)(C)	3,815	3,183
MassMutual Global Funding II
2.500%, 10/17/2022 (C)	261	261
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (C)	2,220	2,175
Mercury General
4.400%, 03/15/2027	1,720	1,715
MetLife
6.400%, 12/15/2036	1,400	1,439
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (C)	4,445	4,374
0.900%, 06/08/2023 (C)	1,540	1,512
Metropolitan Life Global Funding I MTN
3.300%, 03/21/2029 (C)	2,460	2,349
Mitsubishi UFJ Financial Group
4.080%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.300%, 04/19/2028 (A)	2,936	2,910
3.837%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.125%, 04/17/2026 (A)	700	698
2.494%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.970%, 10/13/2032 (A)	1,563	1,321
2.341%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.830%, 01/19/2028 (A)	2,263	2,080
2.309%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.950%, 07/20/2032 (A)	2,374	1,986
1.640%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.670%, 10/13/2027 (A)	4,025	3,606

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.538%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.750%, 07/20/2027 (A)	$4,540	$4,076
0.953%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.550%, 07/19/2025 (A)	4,595	4,333
Morgan Stanley
5.297%, U.S. SOFR + 2.620%, 04/20/2037 (A)	1,520	1,533
4.210%, U.S. SOFR + 1.610%, 04/20/2028 (A)	1,157	1,159
3.737%, ICE LIBOR USD 3 Month + 0.847%, 04/24/2024 (A)	1,810	1,818
2.484%, U.S. SOFR + 1.360%, 09/16/2036 (A)	460	371
1.593%, U.S. SOFR + 0.879%, 05/04/2027 (A)	4,680	4,259
0.985%, U.S. SOFR + 0.720%, 12/10/2026 (A)	3,980	3,583
0.790%, U.S. SOFR + 0.525%, 05/30/2025 (A)	5,007	4,726
Morgan Stanley MTN
4.431%, ICE LIBOR USD 3 Month + 1.628%, 01/23/2030 (A)	725	729
4.350%, 09/08/2026	235	238
4.100%, 05/22/2023	110	111
4.000%, 07/23/2025	580	586
3.772%, ICE LIBOR USD 3 Month + 1.140%, 01/24/2029 (A)	280	273
3.700%, 10/23/2024	370	375
3.622%, U.S. SOFR + 3.120%, 04/01/2031 (A)	5,705	5,434
3.591%, ICE LIBOR USD 3 Month + 1.340%, 07/22/2028 (A)	270	262
2.943%, U.S. SOFR + 1.290%, 01/21/2033 (A)	5,730	5,102
2.699%, U.S. SOFR + 1.143%, 01/22/2031 (A)	10	9
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (A)	3,930	3,377
2.475%, U.S. SOFR + 1.000%, 01/21/2028 (A)	780	726
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (A)	3,401	2,871
2.188%, U.S. SOFR + 1.990%, 04/28/2026 (A)	2,020	1,930
1.512%, U.S. SOFR + 0.858%, 07/20/2027 (A)	12,893	11,656
1.164%, U.S. SOFR + 0.560%, 10/21/2025 (A)	3,780	3,558
0.864%, U.S. SOFR + 0.745%, 10/21/2025 (A)	1,555	1,456

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
0.791%, U.S. SOFR + 0.509%, 01/22/2025 (A)	$5,748	$5,499
Morgan Stanley Direct Lending Fund
4.500%, 02/11/2027 (C)	1,412	1,315
Nasdaq
3.950%, 03/07/2052	1,175	994
National Securities Clearing
1.500%, 04/23/2025 (C)	510	485
1.200%, 04/23/2023 (C)	620	612
Nationwide Building Society
4.363%, ICE LIBOR USD 3 Month + 1.392%, 08/01/2024 (A)(C)	5,240	5,288
3.766%, ICE LIBOR USD 3 Month + 1.064%, 03/08/2024 (A)(C)	1,735	1,737
Nationwide Building Society MTN
2.972%, U.S. SOFR + 1.290%, 02/16/2028 (A)(C)	2,565	2,393
Nationwide Mutual Insurance
3.116%, ICE LIBOR USD 3 Month + 2.290%, 12/15/2024 (A)(C)	4,407	4,409
Natwest Group PLC
4.519%, ICE LIBOR USD 3 Month + 1.550%, 06/25/2024 (A)	820	828
4.269%, ICE LIBOR USD 3 Month + 1.762%, 03/22/2025 (A)	4,630	4,640
1.642%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 06/14/2027 (A)	1,640	1,472
New York Life Global Funding
0.950%, 06/24/2025 (C)	550	511
New York Life Insurance
3.750%, 05/15/2050 (C)	1,870	1,597
Nomura Holdings
2.648%, 01/16/2025	1,430	1,387
Nordea Bank ABP
1.000%, 06/09/2023 (C)	1,370	1,347
Northern Trust
2.375%, 08/02/2022	300	300
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (C)	2,966	2,304
Ohio National Financial Services
5.800%, 01/24/2030 (C)	1,775	1,783
Owl Rock Capital
3.400%, 07/15/2026	2,229	2,055
Owl Rock Capital III
3.125%, 04/13/2027 (C)	2,489	2,182
Owl Rock Core Income
4.700%, 02/08/2027 (C)	1,182	1,110
Park Aerospace Holdings
5.500%, 02/15/2024 (C)	238	240
4.500%, 03/15/2023 (C)	4,470	4,476
PNC Bank
3.875%, 04/10/2025	910	913

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
PNC Financial Services Group
3.500%, 01/23/2024	$255	$257
Principal Life Global Funding II
2.250%, 11/21/2024 (C)	2,940	2,850
1.250%, 06/23/2025 (C)	270	251
Prospect Capital
3.706%, 01/22/2026 (E)	1,005	924
Raymond James Financial
4.950%, 07/15/2046	1,525	1,541
Royal Bank of Canada
1.194%, N/A + 0.250%, 06/29/2085 (A)	860	693
Royal Bank of Canada MTN
2.250%, 11/01/2024	170	166
1.600%, 04/17/2023	1,170	1,161
1.150%, 06/10/2025	730	681
S&P Global
4.750%, 08/01/2028 (C)	1,000	1,040
Santander Holdings USA
3.450%, 06/02/2025	1,150	1,130
Santander UK Group Holdings PLC
4.796%, ICE LIBOR USD 3 Month + 1.570%, 11/15/2024 (A)	4,580	4,647
3.823%, ICE LIBOR USD 3 Month + 1.400%, 11/03/2028 (A)	350	334
2.469%, U.S. SOFR + 1.220%, 01/11/2028 (A)	705	642
1.673%, U.S. SOFR + 0.989%, 06/14/2027 (A)	1,885	1,686
1.532%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.250%, 08/21/2026 (A)	1,140	1,041
1.089%, U.S. SOFR + 0.787%, 03/15/2025 (A)	4,785	4,531
SBL Holdings
5.000%, 02/18/2031 (C)	2,708	2,380
Scentre Group Trust 1/ Scentre Group Trust 2
4.375%, 05/28/2030 (C)	1,135	1,126
3.625%, 01/28/2026 (C)	1,675	1,648
Societe Generale
3.625%, 03/01/2041 (C)	1,370	993
Societe Generale MTN
2.625%, 01/22/2025 (C)	1,345	1,293
Standard Chartered PLC
5.700%, 03/26/2044 (C)	427	413
5.200%, 01/26/2024 (C)	410	418
State Street
3.300%, 12/16/2024	310	312
Stewart Information Services
3.600%, 11/15/2031	1,053	899
Sumitomo Mitsui Financial Group
1.902%, 09/17/2028	4,805	4,173
1.402%, 09/17/2026	2,635	2,362

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Swedbank
1.300%, 06/02/2023 (C)	$930	$916
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	148	179
4.900%, 09/15/2044 (C)	600	600
4.270%, 05/15/2047 (C)	175	163
3.300%, 05/15/2050 (C)	2,360	1,839
Toronto-Dominion Bank MTN
2.800%, 03/10/2027	3,445	3,296
1.150%, 06/12/2025	730	681
0.750%, 06/12/2023	1,430	1,404
Travelers
4.600%, 08/01/2043	50	49
Truist Bank
3.800%, 10/30/2026	250	249
Trust Fibra Uno
6.390%, 01/15/2050 (C)	956	837
UBS Group
4.751%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 05/12/2028 (A)(C)	2,302	2,334
4.488%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 05/12/2026 (A)(C)	2,522	2,547
4.253%, 03/23/2028 (C)	1,490	1,479
4.125%, 09/24/2025 (C)	1,010	1,016
2.859%, ICE LIBOR USD 3 Month + 0.954%, 08/15/2023 (A)(C)	240	240
2.746%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 02/11/2033 (A)(C)	400	340
UBS London MTN
4.500%, 06/26/2048 (C)	1,540	1,487
US Bancorp
1.450%, 05/12/2025	1,610	1,527
US Bancorp MTN
3.600%, 09/11/2024	160	161
2.950%, 07/15/2022	497	497
Validus Holdings
8.875%, 01/26/2040	1,460	2,055
WEA Finance LLC / Westfield UK & Europe Finance PLC
3.750%, 09/17/2024 (C)	1,370	1,348
Wells Fargo
7.950%, 11/15/2029	925	1,127
5.606%, 01/15/2044	700	753
5.375%, 11/02/2043	220	231
4.480%, 01/16/2024	392	401
3.000%, 10/23/2026	1,640	1,582
2.188%, U.S. SOFR + 2.000%, 04/30/2026 (A)	9,725	9,249

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wells Fargo MTN
5.013%, U.S. SOFR + 4.502%, 04/04/2051 (A)	$9,875	$10,338
4.900%, 11/17/2045	1,310	1,298
4.750%, 12/07/2046	2,365	2,302
4.650%, 11/04/2044	560	534
4.478%, U.S. SOFR + 4.032%, 04/04/2031 (A)	7,175	7,244
4.400%, 06/14/2046	220	204
4.300%, 07/22/2027	1,180	1,186
4.150%, 01/24/2029	1,450	1,446
3.908%, U.S. SOFR + 1.320%, 04/25/2026 (A)	3,107	3,106
3.750%, 01/24/2024	360	365
3.584%, ICE LIBOR USD 3 Month + 1.310%, 05/22/2028 (A)	2,075	2,018
3.526%, U.S. SOFR + 1.510%, 03/24/2028 (A)	13,898	13,512
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (A)	7,035	6,490
3.196%, ICE LIBOR USD 3 Month + 1.170%, 06/17/2027 (A)	3,675	3,557
2.879%, U.S. SOFR + 1.432%, 10/30/2030 (A)	2,530	2,302
2.572%, U.S. SOFR + 1.262%, 02/11/2031 (A)	415	369
2.406%, U.S. SOFR + 1.087%, 10/30/2025 (A)	2,570	2,492
2.393%, U.S. SOFR + 2.100%, 06/02/2028 (A)	4,380	4,042
2.164%, ICE LIBOR USD 3 Month + 0.750%, 02/11/2026 (A)	760	726
Westpac Banking
2.668%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.750%, 11/15/2035 (A)	840	688

		924,622

Health Care — 2.4%
Abbott Laboratories
4.900%, 11/30/2046	840	923
4.750%, 11/30/2036	440	482
3.750%, 11/30/2026	406	414
AbbVie
4.875%, 11/14/2048	130	132
4.550%, 03/15/2035	2,800	2,829
4.500%, 05/14/2035	1,399	1,407
4.450%, 05/14/2046	576	550
4.400%, 11/06/2042	2,350	2,240
4.300%, 05/14/2036	568	556
4.250%, 11/14/2028	795	806
4.250%, 11/21/2049	8,952	8,380
4.050%, 11/21/2039	925	861

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.800%, 03/15/2025	$700	$708
3.750%, 11/14/2023	160	162
3.600%, 05/14/2025	1,605	1,616
3.200%, 05/14/2026	145	143
3.200%, 11/21/2029	4,780	4,493
2.950%, 11/21/2026	610	593
2.900%, 11/06/2022	350	351
2.600%, 11/21/2024	2,760	2,719
2.300%, 11/21/2022	5,347	5,344
Amgen
6.375%, 06/01/2037	1,785	2,126
5.150%, 11/15/2041	316	327
4.663%, 06/15/2051	104	102
4.400%, 05/01/2045	900	858
4.400%, 02/22/2062	1,235	1,123
3.625%, 05/22/2024	220	223
3.150%, 02/21/2040	880	725
3.000%, 02/22/2029	2,580	2,442
3.000%, 01/15/2052	2,840	2,113
2.000%, 01/15/2032	3,445	2,884
Anthem
4.625%, 05/15/2042	219	218
4.550%, 05/15/2052	210	207
4.100%, 05/15/2032	390	390
3.650%, 12/01/2027	330	328
3.500%, 08/15/2024	1,950	1,964
3.350%, 12/01/2024	1,190	1,193
3.300%, 01/15/2023	133	134
2.950%, 12/01/2022	560	561
Astrazeneca Finance LLC
1.750%, 05/28/2028	2,756	2,490
AstraZeneca PLC
1.375%, 08/06/2030	788	658
Baxter International
3.950%, 04/01/2030	890	868
BayCare Health System
3.831%, 11/15/2050	2,765	2,561
Bayer US Finance II LLC
4.875%, 06/25/2048 (C)	2,228	2,130
4.700%, 07/15/2064 (C)	400	348
4.625%, 06/25/2038 (C)	2,097	1,978
4.400%, 07/15/2044 (C)	2,750	2,414
Becton Dickinson
4.685%, 12/15/2044	469	452
3.734%, 12/15/2024	446	450
3.363%, 06/06/2024	531	533
1.957%, 02/11/2031	3,000	2,482
Biogen
3.625%, 09/15/2022	815	818
3.250%, 02/15/2051 (C)	280	204
Bon Secours Mercy Health
3.464%, 06/01/2030	1,480	1,394

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bristol-Myers Squibb
3.700%, 03/15/2052	$1,830	$1,659
3.550%, 08/15/2022	550	552
3.400%, 07/26/2029	253	250
3.200%, 06/15/2026	768	767
2.950%, 03/15/2032	2,315	2,173
2.900%, 07/26/2024	1,352	1,354
Centene
3.000%, 10/15/2030	6,469	5,754
2.450%, 07/15/2028	4,056	3,643
Cigna
4.900%, 12/15/2048	140	140
4.800%, 08/15/2038	1,281	1,297
4.375%, 10/15/2028	1,260	1,279
4.125%, 11/15/2025	450	458
3.875%, 10/15/2047	770	663
3.750%, 07/15/2023	715	722
3.400%, 03/15/2050	643	512
3.400%, 03/15/2051	1,050	839
3.250%, 04/15/2025	1,000	993
CommonSpirit Health
4.350%, 11/01/2042	1,385	1,248
4.187%, 10/01/2049	2,025	1,743
CVS Health
5.125%, 07/20/2045	170	173
5.050%, 03/25/2048	12,092	12,317
4.300%, 03/25/2028	3,588	3,633
4.250%, 04/01/2050	630	571
4.125%, 04/01/2040	240	218
3.875%, 07/20/2025	929	938
3.750%, 04/01/2030	1,835	1,770
3.625%, 04/01/2027	1,470	1,464
3.375%, 08/12/2024	95	95
3.000%, 08/15/2026	844	824
2.750%, 12/01/2022	230	230
2.125%, 09/15/2031	660	555
1.875%, 02/28/2031	210	174
Danaher
2.800%, 12/10/2051	1,634	1,229
2.600%, 10/01/2050	929	672
DH Europe Finance II Sarl
2.200%, 11/15/2024	2,142	2,088
2.050%, 11/15/2022	1,244	1,243
Gilead Sciences
4.750%, 03/01/2046	40	40
4.600%, 09/01/2035	2,000	2,061
4.000%, 09/01/2036	700	680
3.700%, 04/01/2024	1,540	1,560
3.650%, 03/01/2026	890	890
2.800%, 10/01/2050	1,260	920
2.600%, 10/01/2040	1,352	1,033

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HCA
5.500%, 06/15/2047	$2,275	$2,244
5.250%, 04/15/2025	750	778
5.250%, 06/15/2026	1,015	1,052
5.250%, 06/15/2049	2,905	2,801
4.625%, 03/15/2052 (C)	4,228	3,723
4.125%, 06/15/2029	2,500	2,422
3.625%, 03/15/2032 (C)	1,235	1,128
3.500%, 09/01/2030	431	393
3.500%, 07/15/2051	396	296
2.375%, 07/15/2031	1,015	847
Health Care Service, A Mutual Legal Reserve
2.200%, 06/01/2030 (C)	2,235	1,941
Humana
4.950%, 10/01/2044	200	204
4.800%, 03/15/2047	50	50
4.500%, 04/01/2025	120	123
3.950%, 03/15/2027	860	858
3.850%, 10/01/2024	2,530	2,544
3.700%, 03/23/2029	7,750	7,572
3.150%, 12/01/2022	190	191
2.150%, 02/03/2032	250	208
Johnson & Johnson
3.700%, 03/01/2046	970	919
2.450%, 09/01/2060	2,085	1,471
0.950%, 09/01/2027	990	886
0.550%, 09/01/2025	490	455
Mass General Brigham
3.192%, 07/01/2049	245	198
Medtronic
4.625%, 03/15/2045	123	130
Merck
2.750%, 12/10/2051	1,050	811
1.450%, 06/24/2030	480	407
0.750%, 02/24/2026	840	771
Pfizer
4.000%, 12/15/2036	1,050	1,060
2.700%, 05/28/2050	1,400	1,103
2.625%, 04/01/2030	720	670
2.550%, 05/28/2040	2,716	2,216
1.700%, 05/28/2030	680	589
0.800%, 05/28/2025	1,050	988
Royalty Pharma PLC
1.200%, 09/02/2025	980	898
0.750%, 09/02/2023	1,650	1,602
RWJ Barnabas Health
3.949%, 07/01/2046	2,445	2,261
STERIS Irish FinCo UnLtd
3.750%, 03/15/2051	2,222	1,783
Takeda Pharmaceutical
3.175%, 07/09/2050	603	465

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.025%, 07/09/2040	$869	$701
Thermo Fisher Scientific
2.800%, 10/15/2041	1,252	1,006
2.000%, 10/15/2031	1,320	1,125
1.750%, 10/15/2028	786	697
UnitedHealth Group
6.625%, 11/15/2037	200	251
5.800%, 03/15/2036	560	647
4.750%, 05/15/2052	2,380	2,513
4.625%, 07/15/2035	1,478	1,547
4.450%, 12/15/2048	140	141
4.250%, 06/15/2048	180	176
4.200%, 05/15/2032	1,314	1,345
4.000%, 05/15/2029	1,961	1,991
3.875%, 12/15/2028	250	254
3.875%, 08/15/2059	570	513
3.750%, 07/15/2025	330	336
3.700%, 08/15/2049	140	125
3.500%, 06/15/2023	230	233
3.250%, 05/15/2051	2,382	1,987
3.125%, 05/15/2060	90	69
3.050%, 05/15/2041	2,858	2,389
2.900%, 05/15/2050	2,268	1,766
2.875%, 03/15/2023	150	151
2.750%, 05/15/2040	1,880	1,534
2.375%, 10/15/2022	100	100
2.300%, 05/15/2031	150	133
2.000%, 05/15/2030	220	194
1.250%, 01/15/2026	260	243
Universal Health Services
1.650%, 09/01/2026 (C)	1,260	1,127
Utah Acquisition Sub
3.950%, 06/15/2026	2,345	2,291
Viatris
4.000%, 06/22/2050	1,455	1,086
2.700%, 06/22/2030	305	255
Wyeth LLC
6.450%, 02/01/2024	365	385
5.950%, 04/01/2037	320	385

		211,585

Industrials — 1.9%
3M
3.700%, 04/15/2050 (E)	300	269
2.375%, 08/26/2029	2,320	2,124
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.125%, 07/03/2023	262	262
3.300%, 01/30/2032	5,720	4,827
3.000%, 10/29/2028	8,758	7,684
2.450%, 10/29/2026	6,425	5,745
1.650%, 10/29/2024	3,505	3,286

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.150%, 10/29/2023	$4,716	$4,529
Air Lease
3.375%, 07/01/2025	490	475
3.250%, 03/01/2025	525	510
Air Lease MTN
2.875%, 01/15/2026	3,019	2,841
2.300%, 02/01/2025	605	574
American Airlines Pass-Through Trust, Ser 2015-1, Cl A
3.375%, 05/01/2027	88	80
Boeing
7.250%, 06/15/2025	107	117
5.930%, 05/01/2060	800	782
5.805%, 05/01/2050	2,130	2,096
5.705%, 05/01/2040	1,090	1,074
5.150%, 05/01/2030	1,240	1,233
5.040%, 05/01/2027	355	357
4.875%, 05/01/2025	2,290	2,317
4.508%, 05/01/2023	2,225	2,245
3.750%, 02/01/2050	2,091	1,547
3.250%, 02/01/2035	3,187	2,527
3.200%, 03/01/2029	720	643
3.100%, 05/01/2026	230	219
2.800%, 03/01/2027	280	256
2.700%, 02/01/2027	1,165	1,072
2.196%, 02/04/2026	4,889	4,477
1.433%, 02/04/2024	5,034	4,848
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036	200	257
4.550%, 09/01/2044	1,220	1,218
3.650%, 09/01/2025	140	142
3.050%, 09/01/2022	300	300
2.875%, 06/15/2052	610	472
Canadian Pacific Railway
6.125%, 09/15/2115	34	37
3.000%, 12/02/2041	1,738	1,434
2.450%, 12/02/2031	2,650	2,335
1.750%, 12/02/2026	376	346
1.350%, 12/02/2024	1,938	1,842
Carrier Global
3.577%, 04/05/2050	70	56
Caterpillar
4.300%, 05/15/2044	50	50
Cintas No. 2
4.000%, 05/01/2032	3,495	3,501
3.700%, 04/01/2027	590	593
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	43	42
CoStar Group
2.800%, 07/15/2030 (C)	1,485	1,283

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Crowley Conro LLC
4.181%, 08/15/2043	$791	$821
Deere
3.750%, 04/15/2050 (E)	920	864
3.100%, 04/15/2030	160	153
Delta Air Lines Pass-Through Trust, Ser 2020-1, Cl AA
2.000%, 06/10/2028	2,731	2,453
Delta Air Lines/Skymiles LP
4.750%, 10/20/2028 (C)	5,872	5,864
4.500%, 10/20/2025 (C)	4,501	4,490
Eaton
7.625%, 04/01/2024	325	351
4.150%, 11/02/2042	530	498
4.000%, 11/02/2032	99	98
2.750%, 11/02/2022	1,740	1,745
Emerson Electric
2.800%, 12/21/2051	2,935	2,261
Equifax
3.950%, 06/15/2023	3,015	3,042
2.600%, 12/15/2025	445	426
GE Capital International Funding Unlimited
4.418%, 11/15/2035	2,353	2,320
General Dynamics
4.250%, 04/01/2040	1,915	1,895
4.250%, 04/01/2050	200	200
General Electric MTN
6.750%, 03/15/2032	103	120
1.891%, ICE LIBOR USD 3 Month + 0.480%, 08/15/2036 (A)	3,035	2,446
Honeywell International
1.350%, 06/01/2025	510	486
ILFC E-Capital Trust II
4.300%, ICE LIBOR USD 3 Month + 1.800%, 12/21/2065 (A)(C)	1,200	933
JetBlue Pass-Through Trust, Ser 2019-1, Cl AA
2.750%, 05/15/2032	147	128
John Deere Capital MTN
3.350%, 04/18/2029	2,525	2,469
2.350%, 03/08/2027	1,950	1,856
2.150%, 09/08/2022	145	145
2.125%, 03/07/2025	1,176	1,148
L3Harris Technologies
5.054%, 04/27/2045	330	335
4.854%, 04/27/2035	210	214
Lockheed Martin
4.150%, 06/15/2053	2,240	2,204
3.900%, 06/15/2032	410	412
3.550%, 01/15/2026	716	727
Northrop Grumman
5.250%, 05/01/2050	3,940	4,311

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.850%, 04/15/2045	$350	$307
3.250%, 01/15/2028	480	465
2.930%, 01/15/2025	2,020	2,003
Otis Worldwide
3.112%, 02/15/2040	1,185	967
2.056%, 04/05/2025	340	326
Parker-Hannifin
2.700%, 06/14/2024	830	818
Penske Truck Leasing LP / PTL Finance
3.950%, 03/10/2025 (C)	225	225
Quanta Services
0.950%, 10/01/2024	1,555	1,465
Raytheon Technologies
4.125%, 11/16/2028	480	488
3.950%, 08/16/2025	800	814
3.150%, 12/15/2024	320	319
3.125%, 07/01/2050	1,290	1,033
2.250%, 07/01/2030	680	599
Republic Services
4.750%, 05/15/2023	119	121
2.500%, 08/15/2024	2,035	2,001
1.450%, 02/15/2031	4,370	3,511
Roper Technologies
1.000%, 09/15/2025	940	863
Siemens Financieringsmaatschappij
1.200%, 03/11/2026 (C)	2,830	2,595
Southwest Airlines
5.125%, 06/15/2027	1,000	1,042
Triton Container International
2.050%, 04/15/2026 (C)	1,490	1,349
Union Pacific
3.839%, 03/20/2060	970	859
3.750%, 07/15/2025	530	537
3.750%, 02/05/2070	700	583
3.500%, 02/14/2053	2,544	2,199
3.375%, 02/14/2042	937	814
3.250%, 02/05/2050	1,065	880
2.891%, 04/06/2036	835	723
2.800%, 02/14/2032	1,950	1,779
2.400%, 02/05/2030	1,531	1,381
2.150%, 02/05/2027	270	254
United Parcel Service
5.200%, 04/01/2040	525	570
US Airways Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	21	21
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	2,497	2,380

		152,630

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Information Technology — 1.9%
Adobe
2.300%, 02/01/2030	$1,300	$1,168
Apple
4.650%, 02/23/2046	2,460	2,644
4.375%, 05/13/2045	1,275	1,311
3.850%, 05/04/2043	375	360
3.450%, 05/06/2024	350	355
2.700%, 08/05/2051	780	610
2.650%, 05/11/2050	1,926	1,501
2.650%, 02/08/2051	1,340	1,036
2.550%, 08/20/2060	662	478
2.450%, 08/04/2026	2,560	2,492
2.400%, 05/03/2023	95	95
2.375%, 02/08/2041	634	502
1.400%, 08/05/2028	5,703	5,080
1.250%, 08/20/2030	786	659
1.125%, 05/11/2025	1,720	1,637
Applied Materials
1.750%, 06/01/2030	1,070	922
Avnet
4.875%, 12/01/2022	1,440	1,459
Broadcom
4.926%, 05/15/2037 (C)	2,388	2,258
4.300%, 11/15/2032	1,110	1,045
4.150%, 11/15/2030	1,766	1,676
4.150%, 04/15/2032 (C)	1,173	1,099
4.000%, 04/15/2029 (C)	1,563	1,491
3.469%, 04/15/2034 (C)	1,743	1,485
3.419%, 04/15/2033 (C)	5,957	5,129
3.150%, 11/15/2025	1,024	994
3.137%, 11/15/2035 (C)	2,980	2,433
2.450%, 02/15/2031 (C)	1,364	1,131
Corning
5.450%, 11/15/2079	1,800	1,790
Dell International LLC/EMC
6.100%, 07/15/2027	796	849
4.900%, 10/01/2026	400	408
3.450%, 12/15/2051 (C)	2,325	1,685
3.375%, 12/15/2041 (C)	1,938	1,452
Global Payments
2.150%, 01/15/2027	2,321	2,109
1.500%, 11/15/2024	4,646	4,410
HP
4.200%, 04/15/2032	2,736	2,550
4.000%, 04/15/2029	2,736	2,617
2.200%, 06/17/2025	1,823	1,741
Intel
4.750%, 03/25/2050	2,280	2,373
3.734%, 12/08/2047	119	107
3.250%, 11/15/2049	660	543
3.200%, 08/12/2061	634	488

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.100%, 07/29/2022	$75	$75
3.050%, 08/12/2051	622	491
2.800%, 08/12/2041	2,038	1,624
2.450%, 11/15/2029	784	717
1.600%, 08/12/2028	650	582
International Business Machines
3.000%, 05/15/2024	2,340	2,344
KLA
3.300%, 03/01/2050	1,862	1,536
Kyndryl Holdings
2.050%, 10/15/2026 (C)	2,500	2,182
Lam Research
3.800%, 03/15/2025	150	152
Marvell Technology
1.650%, 04/15/2026	2,010	1,831
Mastercard
3.850%, 03/26/2050	2,850	2,669
3.375%, 04/01/2024	240	243
Microsoft
4.100%, 02/06/2037	245	257
3.500%, 02/12/2035	460	451
3.450%, 08/08/2036	1,622	1,572
3.300%, 02/06/2027	2,680	2,712
3.041%, 03/17/2062	281	228
2.921%, 03/17/2052	646	539
2.875%, 02/06/2024	970	975
2.700%, 02/12/2025	360	359
2.675%, 06/01/2060	59	45
2.525%, 06/01/2050	240	186
2.400%, 08/08/2026	1,990	1,953
2.375%, 05/01/2023	50	50
NVIDIA
3.700%, 04/01/2060	680	599
3.500%, 04/01/2040	990	907
3.500%, 04/01/2050	2,010	1,791
2.850%, 04/01/2030	2,020	1,890
NXP BV / NXP FUNDING LLC / NXP USA
5.000%, 01/15/2033	2,366	2,366
4.400%, 06/01/2027	946	949
3.400%, 05/01/2030	1,082	1,001
3.250%, 05/11/2041	853	671
2.700%, 05/01/2025	430	412
2.650%, 02/15/2032	1,611	1,340
Oracle
4.375%, 05/15/2055	810	648
4.300%, 07/08/2034	285	260
4.000%, 11/15/2047	330	254
3.950%, 03/25/2051	4,590	3,500
3.900%, 05/15/2035	3,620	3,108
3.800%, 11/15/2037	4,295	3,554
3.600%, 04/01/2040	3,019	2,345
2.950%, 11/15/2024	675	663

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.950%, 05/15/2025	$695	$677
2.950%, 04/01/2030	1,415	1,235
2.875%, 03/25/2031	2,480	2,110
2.800%, 04/01/2027	625	580
1.650%, 03/25/2026	1,820	1,657
PayPal Holdings
5.050%, 06/01/2052	2,445	2,516
2.300%, 06/01/2030	6,600	5,783
1.650%, 06/01/2025	640	611
QUALCOMM
4.500%, 05/20/2052	397	402
4.250%, 05/20/2032	1,192	1,233
1.650%, 05/20/2032	119	98
salesforce.com
3.250%, 04/11/2023	740	747
Texas Instruments
4.150%, 05/15/2048	1,250	1,249
1.750%, 05/04/2030	440	384
TSMC Arizona
4.500%, 04/22/2052	1,165	1,163
2.500%, 10/25/2031	3,950	3,441
1.750%, 10/25/2026	3,310	3,061
TSMC Global
1.375%, 09/28/2030 (C)	4,320	3,507
Visa
4.300%, 12/14/2045	810	827
3.150%, 12/14/2025	660	661
VMware
4.700%, 05/15/2030	1,567	1,553
1.800%, 08/15/2028	471	401
1.400%, 08/15/2026	2,728	2,445
1.000%, 08/15/2024	2,712	2,564
0.600%, 08/15/2023	3,817	3,702
Vontier
2.950%, 04/01/2031	925	779
1.800%, 04/01/2026	1,170	1,042
Workday
3.800%, 04/01/2032	620	583
3.700%, 04/01/2029	500	480
3.500%, 04/01/2027	360	353

		160,047

Materials — 0.7%
Amcor Finance USA
3.625%, 04/28/2026	2,000	1,966
Anglo American Capital PLC
4.750%, 03/16/2052 (C)	1,707	1,555
4.000%, 09/11/2027 (C)	280	274
3.875%, 03/16/2029 (C)	2,142	2,037
3.625%, 09/11/2024 (C)	1,810	1,805
Barrick Gold
5.250%, 04/01/2042	740	762

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Barrick North America Finance LLC
5.700%, 05/30/2041	$470	$510
Berry Global
4.875%, 07/15/2026 (C)	3,270	3,216
1.650%, 01/15/2027	775	693
1.570%, 01/15/2026	1,010	918
BHP Billiton Finance USA
5.000%, 09/30/2043	40	43
Corp Nacional del Cobre de Chile
4.250%, 07/17/2042 (C)	350	310
Dow Chemical
7.375%, 11/01/2029	914	1,086
4.800%, 05/15/2049	925	905
3.600%, 11/15/2050	794	651
DuPont de Nemours
4.493%, 11/15/2025	2,095	2,150
Ecolab
2.700%, 12/15/2051	350	264
Equate Petrochemical MTN
4.250%, 11/03/2026 (C)	1,640	1,629
2.625%, 04/28/2028 (C)	2,250	2,028
Freeport-McMoRan
5.450%, 03/15/2043	270	266
5.400%, 11/14/2034	330	336
5.250%, 09/01/2029	623	622
Glencore Finance Canada
6.000%, 11/15/2041 (C)	94	98
Glencore Funding LLC
4.125%, 05/30/2023 (C)	50	50
4.000%, 03/27/2027 (C)	1,570	1,541
Industrias Penoles
4.150%, 09/12/2029 (C)	2,290	2,154
International Flavors and Fragrances
5.000%, 09/26/2048	2,365	2,325
2.300%, 11/01/2030 (C)	4,800	4,072
1.230%, 10/01/2025 (C)	4,110	3,768
Nacional del Cobre de Chile
3.625%, 08/01/2027 (C)	2,770	2,662
Newcrest Finance Pty
3.250%, 05/13/2030 (C)	1,140	1,038
OCP
4.500%, 10/22/2025 (C)	1,860	1,865
Orbia Advance
2.875%, 05/11/2031 (C)	1,340	1,102
1.875%, 05/11/2026 (C)	1,410	1,264
Rohm & Haas
7.850%, 07/15/2029	954	1,153
Sealed Air
1.573%, 10/15/2026 (C)	1,600	1,432
Southern Copper
5.250%, 11/08/2042	4,540	4,693

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Suzano Austria GmbH
6.000%, 01/15/2029	$2,540	$2,612
Teck Resources
6.250%, 07/15/2041	900	971
6.125%, 10/01/2035	800	881
5.200%, 03/01/2042	526	503
Vale Overseas
6.875%, 11/21/2036	1,595	1,790
6.250%, 08/10/2026	2,290	2,463
Westlake
3.600%, 08/15/2026	856	848
3.375%, 08/15/2061	736	529
3.125%, 08/15/2051	384	283

		64,123

Real Estate — 1.1%
Agree
2.600%, 06/15/2033	388	320
2.000%, 06/15/2028	1,703	1,502
American Assets Trust
3.375%, 02/01/2031	2,575	2,278
American Campus Communities Operating Partnership
3.750%, 04/15/2023	2,255	2,263
2.850%, 02/01/2030	1,360	1,306
2.250%, 01/15/2029	1,674	1,569
American Homes 4 Rent
4.300%, 04/15/2052	702	600
3.625%, 04/15/2032	1,568	1,430
American Tower
3.650%, 03/15/2027	1,954	1,900
2.700%, 04/15/2031	624	529
1.875%, 10/15/2030	3,215	2,574
AvalonBay Communities MTN
2.450%, 01/15/2031	2,490	2,218
Boston Properties
3.800%, 02/01/2024	2,000	2,013
3.400%, 06/21/2029	1,510	1,397
2.900%, 03/15/2030	125	111
Brixmor Operating Partnership
2.500%, 08/16/2031	948	779
2.250%, 04/01/2028	548	483
Camden Property Trust
2.800%, 05/15/2030	480	437
Crown Castle International
4.000%, 03/01/2027	392	390
3.300%, 07/01/2030	1,348	1,229
2.900%, 03/15/2027	2,556	2,410
2.900%, 04/01/2041	395	298
2.100%, 04/01/2031	1,611	1,324
1.050%, 07/15/2026	2,341	2,083

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Equinix
3.900%, 04/15/2032	$1,740	$1,646
2.950%, 09/15/2051	1,895	1,357
Essential Properties
2.950%, 07/15/2031	2,595	2,116
Essex Portfolio
2.550%, 06/15/2031	808	695
1.700%, 03/01/2028	3,701	3,245
Extra Space Storage
3.900%, 04/01/2029	784	752
2.350%, 03/15/2032	702	577
Federal Realty Investment Trust
3.950%, 01/15/2024	1,081	1,090
GLP Capital LP / GLP Financing II
5.750%, 06/01/2028	1,250	1,264
5.375%, 11/01/2023	839	849
5.375%, 04/15/2026	1,870	1,875
5.300%, 01/15/2029	2,567	2,552
5.250%, 06/01/2025	2,330	2,331
4.000%, 01/15/2030	1,100	1,004
Healthcare Realty Trust
3.875%, 05/01/2025	1,455	1,459
Healthcare Trust of America Holdings
3.500%, 08/01/2026	1,010	990
2.000%, 03/15/2031	1,500	1,212
Hudson Pacific Properties
4.650%, 04/01/2029	3,200	3,187
Invitation Homes Operating Partnership
4.150%, 04/15/2032	1,568	1,496
Life Storage
3.875%, 12/15/2027	935	913
Mid-America Apartments
4.300%, 10/15/2023	804	815
4.000%, 11/15/2025	960	967
3.950%, 03/15/2029	788	771
Piedmont Operating Partnership
4.450%, 03/15/2024	125	127
Realty Income
3.400%, 01/15/2028	832	804
2.850%, 12/15/2032	1,133	1,011
2.200%, 06/15/2028	840	755
Regency Centers
2.950%, 09/15/2029	1,699	1,527
Rexford Industrial Realty
2.150%, 09/01/2031	865	710
Sabra Health Care
3.900%, 10/15/2029	1,335	1,205
Simon Property Group LP
2.450%, 09/13/2029	1,915	1,686
SL Green Operating Partnership
3.250%, 10/15/2022	3,000	3,003

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
SL Green Realty
4.500%, 12/01/2022 (E)	$500	$502
Spirit Realty
3.400%, 01/15/2030	556	501
STORE Capital
4.625%, 03/15/2029	1,000	994
4.500%, 03/15/2028	2,951	2,954
2.750%, 11/18/2030	1,384	1,177
2.700%, 12/01/2031	542	449
Sun Communities Operating
4.200%, 04/15/2032	1,563	1,471
Sun Communities Operating LP
2.300%, 11/01/2028	784	687
VICI Properties
5.750%, 02/01/2027 (C)	855	852
5.625%, 05/15/2052	1,568	1,534
5.125%, 05/15/2032	2,260	2,241
4.950%, 02/15/2030	330	324
4.625%, 06/15/2025 (C)	190	185
4.500%, 09/01/2026 (C)	725	692
4.500%, 01/15/2028 (C)	65	61
4.125%, 08/15/2030 (C)	130	119
3.875%, 02/15/2029 (C)	1,320	1,185
3.750%, 02/15/2027 (C)	125	116
Welltower
4.500%, 01/15/2024	183	186
Weyerhaeuser
3.375%, 03/09/2033	2,480	2,262

		93,926

Utilities — 1.9%
Abu Dhabi National Energy PJSC MTN
3.400%, 04/29/2051 (C)	460	383
AES
1.375%, 01/15/2026	1,683	1,521
Alabama Power
3.700%, 12/01/2047	1,490	1,287
American Transmission Systems
2.650%, 01/15/2032 (C)	1,262	1,099
Appalachian Power
4.500%, 03/01/2049	60	56
4.450%, 06/01/2045	1,600	1,462
Baltimore Gas and Electric
2.250%, 06/15/2031	1,165	1,016
Berkshire Hathaway Energy
2.850%, 05/15/2051	3,035	2,268
Boston Gas
4.487%, 02/15/2042 (C)	140	129
CenterPoint Energy Houston Electric LLC
3.600%, 03/01/2052	857	755
Comision Federal de Electricidad
4.875%, 01/15/2024 (C)	300	302

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.750%, 02/23/2027 (C)	$710	$699
3.875%, 07/26/2033 (C)	790	628
Consolidated Edison of New York
4.650%, 12/01/2048	2,000	1,967
4.450%, 03/15/2044	2,885	2,763
3.950%, 04/01/2050	210	189
3.350%, 04/01/2030	260	248
Consumers Energy
2.650%, 08/15/2052	857	622
2.500%, 05/01/2060	662	441
Dominion Energy
3.071%, 08/15/2024	1,800	1,791
DTE Electric
3.650%, 03/01/2052	624	557
2.950%, 03/01/2050	1,360	1,070
DTE Energy
2.529%, 10/01/2024	1,775	1,732
1.050%, 06/01/2025	4,050	3,758
Duke Energy
3.750%, 09/01/2046	237	196
3.500%, 06/15/2051	236	185
3.150%, 08/15/2027	850	817
2.550%, 06/15/2031	4,968	4,254
2.400%, 08/15/2022	1,380	1,381
0.900%, 09/15/2025	1,955	1,798
Duke Energy Carolinas LLC
4.250%, 12/15/2041	1,000	952
4.000%, 09/30/2042	1,512	1,398
3.550%, 03/15/2052	1,208	1,050
2.850%, 03/15/2032	1,448	1,324
2.550%, 04/15/2031	790	705
Duke Energy Florida LLC
3.200%, 01/15/2027	1,600	1,585
2.400%, 12/15/2031	1,161	1,012
Duke Energy Indiana LLC
2.750%, 04/01/2050	1,205	892
Duke Energy Progress LLC
4.150%, 12/01/2044	250	234
2.500%, 08/15/2050	1,173	846
Entergy Arkansas LLC
2.650%, 06/15/2051	1,045	760
Entergy Texas
3.450%, 12/01/2027	1,625	1,581
Evergy
5.292%, 06/15/2022	1,216	1,217
Evergy Metro
5.300%, 10/01/2041	250	263
Eversource Energy
3.375%, 03/01/2032	1,568	1,446
2.900%, 10/01/2024	3,730	3,696
1.400%, 08/15/2026	660	601

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Exelon
5.625%, 06/15/2035	$1,720	$1,842
4.100%, 03/15/2052 (C)	548	488
3.950%, 06/15/2025	1,020	1,029
FirstEnergy
7.375%, 11/15/2031	4,905	5,793
4.400%, 07/15/2027	1,310	1,300
1.600%, 01/15/2026	300	272
Florida Power & Light
2.450%, 02/03/2032	2,800	2,500
Florida Power and Light
3.250%, 06/01/2024	455	458
ITC Holdings
4.050%, 07/01/2023	2,075	2,093
2.700%, 11/15/2022	1,579	1,580
Jersey Central Power & Light
2.750%, 03/01/2032 (C)	1,276	1,113
KeySpan Gas East
3.586%, 01/18/2052 (C)	4,825	3,752
2.742%, 08/15/2026 (C)	1,175	1,122
Metropolitan Edison
4.300%, 01/15/2029 (C)	2,088	2,092
4.000%, 04/15/2025 (C)	1,000	991
3.500%, 03/15/2023 (C)	5,050	5,043
MidAmerican Energy
4.800%, 09/15/2043	1,500	1,534
3.650%, 04/15/2029	1,330	1,315
2.700%, 08/01/2052	1,009	755
Mid-Atlantic Interstate Transmission LLC
4.100%, 05/15/2028 (C)	190	188
Mississippi Power
4.250%, 03/15/2042	534	481
3.950%, 03/30/2028	1,396	1,384
3.100%, 07/30/2051	1,396	1,037
National Rural Utilities Cooperative Finance MTN
1.875%, 02/07/2025	720	692
NextEra Energy Capital Holdings
1.775%, ICE LIBOR USD 3 Month + 0.270%, 02/22/2023 (A)	5,000	4,986
0.650%, 03/01/2023	1,095	1,078
NiSource
5.800%, 02/01/2042	471	479
Northern States Power
3.200%, 04/01/2052	786	648
NSTAR Electric
4.550%, 06/01/2052	946	958
3.100%, 06/01/2051	718	569
Oncor Electric Delivery LLC
2.750%, 05/15/2030	1,950	1,811
2.700%, 11/15/2051	734	556

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Pacific Gas and Electric
5.250%, 03/01/2052	$750	$657
4.950%, 07/01/2050	1,571	1,311
4.750%, 02/15/2044	392	318
4.500%, 07/01/2040	399	325
4.200%, 06/01/2041	674	521
3.950%, 12/01/2047	1,732	1,258
3.500%, 08/01/2050	220	154
3.300%, 08/01/2040	90	66
2.500%, 02/01/2031	2,795	2,228
2.100%, 08/01/2027	3,679	3,199
1.700%, 11/15/2023	2,910	2,828
PacifiCorp
3.300%, 03/15/2051	607	498
2.900%, 06/15/2052	2,590	1,971
PECO Energy
4.600%, 05/15/2052	1,175	1,226
4.150%, 10/01/2044	1,985	1,873
2.850%, 09/15/2051	1,404	1,068
Pennsylvania Electric
4.150%, 04/15/2025 (C)	995	994
3.250%, 03/15/2028 (C)	1,133	1,067
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (C)	2,090	2,071
5.450%, 05/21/2028 (C)	1,030	1,061
4.125%, 05/15/2027 (C)	1,990	1,955
Piedmont Natural Gas
5.050%, 05/15/2052	2,000	2,038
2.500%, 03/15/2031	2,000	1,721
Progress Energy
6.000%, 12/01/2039	200	219
Public Service Electric and Gas MTN
3.700%, 05/01/2028	3,090	3,079
2.700%, 05/01/2050	636	477
2.050%, 08/01/2050	324	211
1.900%, 08/15/2031	1,559	1,319
Public Service Enterprise Group
2.450%, 11/15/2031	1,008	858
1.600%, 08/15/2030	900	731
Public Service of Oklahoma
3.150%, 08/15/2051	786	605
2.200%, 08/15/2031	1,181	1,010
Southern California Edison
4.125%, 03/01/2048	873	750
Southern California Gas
2.550%, 02/01/2030	1,840	1,656
Southern Gas Capital
3.250%, 06/15/2026	1,550	1,509
1.750%, 01/15/2031	1,228	995
Southwestern Electric Power
2.750%, 10/01/2026	1,000	949

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.650%, 03/15/2026	$3,990	$3,675
Southwestern Public Service
3.750%, 06/15/2049	2,000	1,753
Trans-Allegheny Interstate Line
3.850%, 06/01/2025 (C)	552	550
Virginia Electric and Power
4.650%, 08/15/2043	1,205	1,200
4.625%, 05/15/2052	787	814
3.450%, 02/15/2024	150	151
2.950%, 11/15/2051	1,165	899
2.450%, 12/15/2050	451	316
Vistra Operations LLC
4.300%, 07/15/2029 (C)	2,725	2,549
WEC Energy Group
0.800%, 03/15/2024	1,480	1,413
Wisconsin Electric Power
1.700%, 06/15/2028	670	593
Xcel Energy
4.600%, 06/01/2032	1,182	1,213

		164,777

Total Corporate Obligations
(Cost $2,759,148) ($ Thousands)		2,542,901

ASSET-BACKED SECURITIES — 8.6%
Automotive — 1.6%

Ally Auto Receivables Trust, Ser 2022-1, Cl A3
3.310%, 11/15/2026	2,019	2,016
Americredit Automobile Receivables Trust, Ser 2022-1, Cl A2
2.050%, 01/20/2026	4,500	4,471
Americredit Automobile Receivables Trust, Ser 2022-1, Cl A3
2.450%, 11/18/2026	682	668
ARI Fleet Lease Trust, Ser 2022-A, Cl A2
3.120%, 01/15/2031 (C)	1,570	1,558
Avis Budget Rental Car Funding AESOP LLC, Ser 2019-3A, Cl A
2.360%, 03/20/2026 (C)	1,574	1,509
Avis Budget Rental Car Funding AESOP LLC, Ser 2020-1A, Cl A
2.330%, 08/20/2026 (C)	4,538	4,346
Avis Budget Rental Car Funding AESOP LLC, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (C)	3,620	3,357
Avis Budget Rental Car Funding AESOP LLC, Ser 2021-2A, Cl A
1.660%, 02/20/2028 (C)	3,473	3,122

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Ser 2019-1A, Cl A1
2.940%, 04/15/2031 (C)	$534	$534
Chesapeake Funding II LLC, Ser 2020-1A, Cl A1
0.870%, 08/15/2032 (C)	2,660	2,630
Chesapeake Funding II LLC, Ser 2020-1A, Cl B
1.240%, 08/15/2032 (C)	1,830	1,792
Chesapeake Funding II LLC, Ser 2020-1A, Cl D
2.830%, 08/15/2032 (C)	500	487
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl A2
0.560%, 12/11/2034 (C)	2,177	2,127
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl B
0.980%, 12/11/2034 (C)	1,140	1,082
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl C
1.200%, 12/11/2034 (C)	1,990	1,887
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A3
0.700%, 12/21/2026 (C)	905	843
Ford Credit Auto Lease Trust, Ser 2022-A, Cl A3
3.230%, 05/15/2025	4,074	4,065
Ford Credit Auto Lease Trust, Ser 2022-A, Cl A4
3.370%, 07/15/2025	1,567	1,561
Ford Credit Auto Owner Trust, Ser 2020-2, Cl A
1.060%, 04/15/2033 (C)	1,188	1,093
Ford Credit Auto Owner Trust, Ser 2022-1, Cl A
3.880%, 11/15/2034 (C)	5,480	5,490
Ford Credit Auto Owner Trust, Ser 2022-A, Cl A3
1.290%, 06/15/2026	1,082	1,046
Ford Credit Floorplan Master Owner Trust, Ser 2018-4, Cl A
4.060%, 11/15/2030	2,740	2,750
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (C)	1,655	1,628
GLS Auto Receivables Issuer Trust, Ser 2021-3A, Cl A
0.420%, 01/15/2025 (C)	1,015	1,006
GM Financial Automobile Leasing Trust, Ser 2022-2, Cl A3
3.420%, 06/20/2025	1,645	1,644

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GM Financial Automobile Leasing Trust, Ser 2022-2, Cl A4
3.540%, 05/20/2026	$1,802	$1,800
GM Financial Consumer Automobile Receivables Trust, Ser 2022-2, Cl A3
3.100%, 02/16/2027	4,709	4,691
GM Financial Consumer Automobile Receivables Trust, Ser 2022-2, Cl A4
3.250%, 04/17/2028	2,511	2,484
Hertz Vehicle Financing III LLC, Ser 2022-1A, Cl A
1.990%, 06/25/2026 (C)	5,990	5,664
Hertz Vehicle Financing III LLC, Ser 2022-3A, Cl A
3.370%, 03/25/2025 (C)	1,040	1,033
Hertz Vehicle Financing III, Ser 2021-2A, Cl A
1.680%, 12/27/2027 (C)	3,002	2,705
Hertz Vehicle Financing III, Ser 2021-2A, Cl C
2.520%, 12/27/2027 (C)	2,030	1,767
Hertz Vehicle Financing LLC, Ser 2022-2A, Cl A
2.330%, 06/26/2028 (C)	3,726	3,386
Hertz Vehicle Financing LLC, Ser 2022-4A, Cl A
3.730%, 09/25/2026 (C)	3,943	3,895
Hertz Vehicle Financing LLC, Ser 2022-5A, Cl A
3.890%, 09/25/2028 (C)	3,943	3,856
Hyundai Auto Receivables Trust, Ser 2021-C, Cl A4
1.030%, 12/15/2027	1,347	1,249
Hyundai Auto Receivables Trust, Ser 2022-A, Cl A3
2.220%, 10/15/2026	2,641	2,581
Hyundai Auto Receivables Trust, Ser 2022-A, Cl A4
2.350%, 04/17/2028	899	865
JPMorgan Chase Bank - CACLN, Ser 2020-1, Cl B
0.991%, 01/25/2028 (C)	380	375
JPMorgan Chase Bank - CACLN, Ser 2020-2, Cl B
0.840%, 02/25/2028 (C)	829	815
JPMorgan Chase Bank - CACLN, Ser 2021-2, Cl B
0.889%, 12/26/2028 (C)	1,342	1,309
JPMorgan Chase Bank - CACLN, Ser 2021-3, Cl B
0.760%, 02/26/2029 (C)	2,613	2,522

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl B
0.590%, 09/15/2025	$2,845	$2,810
Santander Drive Auto Receivables Trust, Ser 2022-2, Cl A2
2.120%, 10/15/2026	4,615	4,593
Santander Drive Auto Receivables Trust, Ser 2022-2, Cl A3
2.980%, 10/15/2026	4,987	4,955
Santander Drive Auto Receivables Trust, Ser 2022-3, Cl A3
3.400%, 12/15/2026	3,519	3,516
Santander Retail Auto Lease Trust, Ser 2022-B, Cl A3
3.280%, 11/20/2025 (C)	2,920	2,896
Toyota Auto Loan Extended Note Trust, Ser 2019-1A, Cl A
2.560%, 11/25/2031 (C)	885	868
Toyota Auto Loan Extended Note Trust, Ser 2020-1A, Cl A
1.350%, 05/25/2033 (C)	1,600	1,499
Toyota Auto Loan Extended Note Trust, Ser 2022-1A, Cl A
3.820%, 04/25/2035 (C)	8,775	8,788
Toyota Auto Receivables Owner Trust, Ser 2019-D, Cl A3
1.920%, 01/16/2024	205	205
Toyota Auto Receivables Owner Trust, Ser 2021-D, Cl A3
0.710%, 04/15/2026	766	734
Toyota Auto Receivables Owner Trust, Ser 2022-B, Cl A4
3.110%, 08/16/2027	1,873	1,840
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl C
2.490%, 10/15/2024 (C)	1,558	1,558
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl A2A
0.390%, 10/15/2024 (C)	883	878
Wheels SPV II LLC, Ser 2020-1A, Cl A2
0.510%, 08/20/2029 (C)	1,504	1,488
World Omni Automobile Lease Securitization Trust, Ser 2022-A, Cl A3
3.210%, 02/18/2025	1,765	1,772
World Omni Automobile Lease Securitization Trust, Ser 2022-A, Cl A4
3.340%, 06/15/2027	1,040	1,044
		133,153

Credit Cards — 0.4%

American Express Credit Account Master Trust, Ser 2022-2, Cl A
3.390%, 05/17/2027	21,515	21,622

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Barclays Dryrock Issuance Trust, Ser 2022-1, Cl A
3.070%, 02/15/2028	$5,193	$5,126
Capital One Multi-Asset Execution Trust, Ser 2021-A2, Cl A2
1.390%, 07/15/2030	2,458	2,139
Citibank Credit Card Issuance Trust, Ser 2017-A6, Cl A6
1.645%, ICE LIBOR USD 1 Month + 0.770%, 05/14/2029 (A)	5,880	5,757
Synchrony Card Funding LLC, Ser 2022-A1, Cl A
3.370%, 04/15/2028	2,821	2,813
		37,457

Mortgage Related Securities — 0.2%

Aames Mortgage Trust, Ser 2002-1, Cl A3
7.396%, 06/25/2032	17	16
Accredited Mortgage Loan Trust, Ser 2005-3, Cl M3
1.726%, ICE LIBOR USD 1 Month + 0.720%, 09/25/2035 (A)	4,710	4,665
Bayview Financial Mortgage Pass-Through Trust, Ser 2006-A, Cl M3
2.037%, ICE LIBOR USD 1 Month + 0.975%, 02/28/2041 (A)	600	597
Centex Home Equity Loan Trust, Ser 2005-A, Cl M1
1.726%, ICE LIBOR USD 1 Month + 0.720%, 01/25/2035 (A)	2,626	2,600
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
1.695%, ICE LIBOR USD 1 Month + 0.820%, 09/15/2029 (A)	177	171
Master Asset-Backed Securities Trust, Ser 2006-WMC3, Cl A4
1.166%, ICE LIBOR USD 1 Month + 0.160%, 08/25/2036 (A)	693	274
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
5.858%, 01/25/2047	13	6
RASC Trust, Ser 2005-KS9, Cl M5
1.951%, ICE LIBOR USD 1 Month + 0.630%, 10/25/2035 (A)	7,106	7,058
Soundview Home Loan Trust, Ser 2006-OPT3, Cl 2A3
1.346%, ICE LIBOR USD 1 Month + 0.340%, 06/25/2036 (A)	124	124
Structured Asset Securities Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	21	19

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2004-2, Cl A33
2.006%, ICE LIBOR USD 1 Month + 1.000%, 10/25/2034 (A)	$2,018	$1,957
		17,487

Other Asset-Backed Securities — 6.4%

522 Funding CLO, Ser 2021-6A, Cl A1R
2.334%, ICE LIBOR USD 3 Month + 1.150%, 10/23/2034 (A)(C)	3,490	3,415
ABPCI Direct Lending Fund CLO X, Ser 2020-10A, Cl A1A
3.013%, ICE LIBOR USD 3 Month + 1.950%, 01/20/2032 (A)(C)	2,420	2,386
ABPCI Direct Lending Fund IX LLC, Ser 2021-9A, Cl A1R
2.625%, ICE LIBOR USD 3 Month + 1.400%, 11/18/2031 (A)(C)	4,190	4,129
AccessLex Institute, Ser 2007-A, Cl A3
1.824%, ICE LIBOR USD 3 Month + 0.300%, 05/25/2036 (A)	1,993	1,925
ACRES Commercial Realty, Ser 2021-FL1, Cl AS
2.487%, ICE LIBOR USD 1 Month + 1.600%, 06/15/2036 (A)(C)	6,000	5,781
AGL CLO VI, Ser 2021-6A, Cl AR
2.263%, ICE LIBOR USD 3 Month + 1.200%, 07/20/2034 (A)(C)	1,360	1,320
Aimco CLO XI, Ser 2021-11A, Cl AR
2.174%, ICE LIBOR USD 3 Month + 1.130%, 10/17/2034 (A)(C)	5,500	5,331
American Homes 4 Rent, Ser 2015-SFR1, Cl A
3.467%, 04/17/2052 (C)	4,464	4,423
AMMC CLO IX, Ser 2019-19A, Cl AR
2.184%, ICE LIBOR USD 3 Month + 1.140%, 10/16/2028 (A)(C)	957	952
AMMC CLO XIII, Ser 2021-13A, Cl A1R2
2.234%, ICE LIBOR USD 3 Month + 1.050%, 07/24/2029 (A)(C)	5,978	5,927
Antares CLO, Ser 2021-1A, Cl A1R
2.644%, ICE LIBOR USD 3 Month + 1.460%, 10/23/2033 (A)(C)	2,500	2,385
Apidos CLO XXXV, Ser 2021-35A, Cl A
2.113%, ICE LIBOR USD 3 Month + 1.050%, 04/20/2034 (A)(C)	1,320	1,279
Applebee's Funding LLC / IHOP Funding LLC, Ser 2019-1A, Cl A2I
4.194%, 06/05/2049 (C)	1,980	1,944
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (C)	2,339	2,200

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Arbor Realty Commercial Real Estate Notes, Ser 2022-FL1, Cl A
1.849%, SOFR30A + 1.450%, 01/15/2037 (A)(C)	$1,848	$1,798
Ares LXIII CLO, Ser 2022-63A, Cl A1A
2.267%, TSFR3M + 1.380%, 04/20/2035 (A)(C)	2,750	2,692
ARES XLVII CLO, Ser 2018-47A, Cl A1
1.964%, ICE LIBOR USD 3 Month + 0.920%, 04/15/2030 (A)(C)	1,040	1,028
Balboa Bay Loan Funding, Ser 2021-2A, Cl A1
1.382%, ICE LIBOR USD 3 Month + 1.170%, 01/20/2035 (A)(C)	1,230	1,182
Barings CLO, Ser 2017-IA, Cl AR
1.863%, ICE LIBOR USD 3 Month + 0.800%, 01/20/2028 (A)(C)	2,916	2,884
Blackbird Capital Aircraft, Ser 2021-1A, Cl A
2.443%, 07/15/2046 (C)	941	816
Brazos Education Loan Authority, Ser 2012-1, Cl A1
1.706%, ICE LIBOR USD 1 Month + 0.700%, 12/26/2035 (A)	993	974
Brazos Higher Education Authority, Ser 2010-1, Cl A2
2.724%, ICE LIBOR USD 3 Month + 1.200%, 02/25/2035 (A)	4,835	4,794
Brazos Higher Education Authority, Ser 2011-1, Cl A2
2.324%, ICE LIBOR USD 3 Month + 0.800%, 02/25/2030 (A)	205	205
Brazos Higher Education Authority, Ser 2011-2, Cl A3
2.184%, ICE LIBOR USD 3 Month + 1.000%, 10/27/2036 (A)	3,520	3,491
BSPRT Issuer, Ser 2019-FL5, Cl A
2.025%, ICE LIBOR USD 1 Month + 1.150%, 05/15/2029 (A)(C)	1,267	1,266
Carlyle Global Market Strategies CLO, Ser 2018-3RA, Cl A1A
2.275%, ICE LIBOR USD 3 Month + 1.050%, 07/27/2031 (A)(C)	863	850
Carlyle US CLO, Ser 2021-1A, Cl A2R
2.713%, ICE LIBOR USD 3 Month + 1.650%, 07/20/2034 (A)(C)	3,030	2,901
Catskill Park CLO, Ser 2017-1A, Cl A2
2.763%, ICE LIBOR USD 3 Month + 1.700%, 04/20/2029 (A)(C)	1,500	1,460
Cayuga Park CLO, Ser 2021-1A, Cl AR
2.164%, ICE LIBOR USD 3 Month + 1.120%, 07/17/2034 (A)(C)	2,360	2,305

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CBAM, Ser 2017-1A, Cl A1
2.313%, ICE LIBOR USD 3 Month + 1.250%, 07/20/2030 (A)(C)	$750	$742
Cedar Funding V CLO, Ser 2020-5A, Cl AFRR
1.937%, 07/17/2031 (C)	1,580	1,506
Cerberus Loan Funding XXVIII, Ser 2020-1A, Cl A
2.894%, ICE LIBOR USD 3 Month + 1.850%, 10/15/2031 (A)(C)	700	696
Chase Funding Trust, Ser 2003-6, Cl 1A5
4.904%, 11/25/2034	109	107
Chase Funding Trust, Ser 2003-6, Cl 1A7
4.904%, 11/25/2034	108	106
CIFC Funding, Ser 2021-7A, Cl A1
2.314%, ICE LIBOR USD 3 Month + 1.130%, 01/23/2035 (A)(C)	6,225	6,035
CIT Education Loan Trust, Ser 2007-1, Cl A
1.056%, ICE LIBOR USD 3 Month + 0.090%, 03/25/2042 (A)(C)	1,332	1,269
Citicorp Residential Mortgage Trust, Ser 2006-2, Cl A5
5.070%, 09/25/2036	817	815
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.049%, 03/25/2037	424	420
CLI Funding VIII LLC, Ser 2022-1A, Cl A1
2.720%, 01/18/2047 (C)	1,747	1,572
College Avenue Student Loans LLC, Ser 2017-A, Cl A1
2.656%, ICE LIBOR USD 1 Month + 1.650%, 11/26/2046 (A)(C)	657	657
College Avenue Student Loans LLC, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (C)	472	459
College Avenue Student Loans LLC, Ser 2019-A, Cl A2
3.280%, 12/28/2048 (C)	978	949
College Avenue Student Loans LLC, Ser 2021-A, Cl A2
1.600%, 07/25/2051 (C)	1,433	1,287
College Avenue Student Loans LLC, Ser 2021-B, Cl A2
1.760%, 06/25/2052 (C)	793	726
College Avenue Student Loans LLC, Ser 2021-C, Cl A2
2.320%, 07/26/2055 (C)	498	454
COOF Securitization Trust, Ser 2014-1, Cl A, IO
3.014%, 06/25/2040 (A)(C)	166	14
Countrywide Asset-Backed Certificates Trust, Ser 2004-6, Cl 1A1
1.546%, ICE LIBOR USD 1 Month + 0.540%, 12/25/2034 (A)	2,164	2,056

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates Trust, Ser 2007-13, Cl 2A1
1.906%, ICE LIBOR USD 1 Month + 0.900%, 10/25/2047 (A)	$228	$221
Countrywide Asset-Backed Certificates, Ser 2006-SD3, Cl A1
1.666%, ICE LIBOR USD 1 Month + 0.660%, 07/25/2036 (A)(C)	32	31
Countrywide Home Equity Loan Revolving Home Equity Loan Trust, Ser 2007-A, Cl A
0.995%, ICE LIBOR USD 1 Month + 0.120%, 04/15/2037 (A)	1,394	1,299
Credit-Based Asset Servicing and Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032	25	24
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF2
3.000%, 12/25/2036	338	294
DLLST 2022-1 LLC, Ser 2022-1A, Cl A3
3.400%, 01/21/2025 (C)	5,820	5,791
Dryden LXXV CLO, Ser 2021-75A, Cl AR2
2.084%, ICE LIBOR USD 3 Month + 1.040%, 04/15/2034 (A)(C)	1,260	1,226
Dryden LXXVII CLO, Ser 2021-77A, Cl BR
3.128%, ICE LIBOR USD 3 Month + 1.650%, 05/20/2034 (A)(C)	2,910	2,766
Dryden XXVI Senior Loan Fund, Ser 2018-26A, Cl AR
1.944%, ICE LIBOR USD 3 Month + 0.900%, 04/15/2029 (A)(C)	3,786	3,739
Eaton Vance CLO, Ser 2021-2A, Cl AR
2.194%, ICE LIBOR USD 3 Month + 1.150%, 01/15/2035 (A)(C)	1,830	1,776
Educational Funding of the South, Ser 2011-1, Cl A2
1.834%, ICE LIBOR USD 3 Month + 0.650%, 04/25/2035 (A)	1,143	1,135
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
2.006%, ICE LIBOR USD 1 Month + 1.000%, 04/25/2033 (A)(C)	2,263	2,236
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (C)	8,610	7,921
FirstKey Homes Trust, Ser 2021-SFR3, Cl A
2.135%, 12/17/2038 (C)	4,534	4,167
FNMA Grantor Trust, Ser 2017-T1, Cl A
2.898%, 06/25/2027	179	176
Fremont Home Loan Trust, Ser 2005-E, Cl 2A4
1.666%, ICE LIBOR USD 1 Month + 0.660%, 01/25/2036 (A)	7,530	7,312
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	594	584

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GoldentTree Loan Management US CLO I, Ser 2021-11A, Cl B
2.663%, ICE LIBOR USD 3 Month + 1.600%, 10/20/2034 (A)(C)	$6,000	$5,741
Golub Capital Partners CLO XLV MM, Ser 2019-45A, Cl A
2.783%, ICE LIBOR USD 3 Month + 1.720%, 10/20/2031 (A)(C)	1,500	1,483
Golub Capital Partners CLO XXV MM, Ser 2018-25A, Cl AR
2.743%, ICE LIBOR USD 3 Month + 1.380%, 05/05/2030 (A)(C)	3,060	3,023
Great Lakes Kcap F3c Senior LLC, Ser 2017-1A, Cl A
2.828%, ICE LIBOR USD 3 Month + 1.900%, 12/20/2029 (A)(C)	3,761	3,743
Halsey Point CLO I, Ser 2019-1A, Cl A1A1
2.413%, ICE LIBOR USD 3 Month + 1.350%, 01/20/2033 (A)(C)	590	579
Halsey Point CLO III, Ser 2020-3A, Cl A1A
2.736%, ICE LIBOR USD 3 Month + 1.450%, 11/30/2032 (A)(C)	700	685
Hardee's Funding LLC, Ser 2021-1A, Cl A2
2.865%, 06/20/2051 (C)	3,732	3,251
HGI CRE CLO, Ser 2021-FL1, Cl A
1.925%, ICE LIBOR USD 1 Month + 1.050%, 06/16/2036 (A)(C)	3,020	2,959
Higher Education Funding I, Ser 2014-1, Cl A
2.574%, ICE LIBOR USD 3 Month + 1.050%, 05/25/2034 (A)(C)	1,080	1,077
Hildene Community Funding CDO, Ser 2021-1A, Cl ARR
2.600%, 11/01/2035 (C)	2,220	1,937
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (C)	1,328	1,282
Home Partners of America Trust, Ser 2019-2, Cl A
2.703%, 10/19/2039 (C)	3,291	3,046
Home Partners of America Trust, Ser 2022-1, Cl A
3.930%, 04/17/2039 (C)	8,501	8,415
Hotwire Funding LLC, Ser 2021-1, Cl A2
2.311%, 11/20/2051 (C)	1,625	1,459
HPS Loan Management, Ser 2021-16A, Cl A1
2.324%, ICE LIBOR USD 3 Month + 1.140%, 01/23/2035 (A)(C)	7,730	7,485
Invitation Homes Trust, Ser 2018-SFR2, Cl A
1.775%, ICE LIBOR USD 1 Month + 0.900%, 06/17/2037 (A)(C)	2,042	2,035
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	1,280	1,251

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
JGWPT XXXII LLC, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	$1,729	$1,650
John Deere Owner Trust, Ser 2022-A, Cl A2
1.900%, 11/15/2024	905	898
KGS-Alpha SBA COOF Trust, Ser 2012-A, Cl A, IO
0.866%, 08/25/2038 (A)(C)	676	13
KGS-Alpha SBA COOF Trust, Ser 2014-2, Cl A, IO
3.419%, 04/25/2040 (A)(C)	130	10
KKR CLO XXXII, Ser 2020-32A, Cl A1
2.364%, ICE LIBOR USD 3 Month + 1.320%, 01/15/2032 (A)(C)	900	888
KREF, Ser 2022-FL3, Cl A
2.314%, TSFR1M + 1.450%, 02/17/2039 (A)(C)	4,100	3,980
LCM Loan Income Fund I Income Note Issuer, Ser 2018-27A, Cl A1
2.124%, ICE LIBOR USD 3 Month + 1.080%, 07/16/2031 (A)(C)	925	914
LCM XVIII, Ser 2019-19A, Cl AR
2.284%, ICE LIBOR USD 3 Month + 1.240%, 07/15/2027 (A)(C)	136	135
LCM XXI, Ser 2018-21A, Cl AR
1.943%, ICE LIBOR USD 3 Month + 0.880%, 04/20/2028 (A)(C)	680	673
LoanCore Issuer, Ser 2019-CRE2, Cl A
2.005%, ICE LIBOR USD 1 Month + 1.130%, 05/15/2036 (A)(C)	1,678	1,678
Madison Park Funding XXXV, Ser 2021-35A, Cl A1R
2.053%, ICE LIBOR USD 3 Month + 0.990%, 04/20/2032 (A)(C)	4,010	3,902
Magnetite XIV-R, Ser 2018-14RA, Cl A2
2.183%, ICE LIBOR USD 3 Month + 1.120%, 10/18/2031 (A)(C)	2,910	2,865
MF1, Ser 2020-FL4, Cl A
2.611%, TSFR1M + 1.814%, 11/15/2035 (A)(C)	1,830	1,830
MF1, Ser 2021-FL6, Cl A
2.036%, ICE LIBOR USD 1 Month + 1.100%, 07/16/2036 (A)(C)	570	558
MF1, Ser 2021-FL7, Cl A
2.016%, ICE LIBOR USD 1 Month + 1.080%, 10/16/2036 (A)(C)	3,875	3,764
Mid-State Capital Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (C)	2,374	2,396
Mid-State Trust XI, Ser 2003-11, Cl A1
4.864%, 07/15/2038	1,042	1,036
MKS CLO, Ser 2018-2A, Cl A
2.253%, ICE LIBOR USD 3 Month + 1.190%, 01/20/2031 (A)(C)	1,500	1,486

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
MVW LLC, Ser 2021-1WA, Cl A
1.140%, 01/22/2041 (C)	$1,351	$1,244
MVW LLC, Ser 2021-1WA, Cl B
1.440%, 01/22/2041 (C)	679	631
Myers Park CLO, Ser 2018-1A, Cl B1
2.663%, ICE LIBOR USD 3 Month + 1.600%, 10/20/2030 (A)(C)	890	856
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
2.475%, ICE LIBOR USD 1 Month + 1.600%, 10/15/2031 (A)(C)	1,086	1,073
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
3.025%, ICE LIBOR USD 1 Month + 2.150%, 12/15/2045 (A)(C)	445	451
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (C)	781	778
Navient Private Education Loan Trust, Ser 2020-IA, Cl A1A
1.330%, 04/15/2069 (C)	3,283	3,003
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (C)	95	95
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (C)	219	220
Navient Private Education Refi Loan Trust, Ser 2018-DA, Cl A2A
4.000%, 12/15/2059 (C)	2,310	2,328
Navient Private Education Refi Loan Trust, Ser 2019-A, Cl A2A
3.420%, 01/15/2043 (C)	1,412	1,406
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (C)	2,242	2,208
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2A
3.010%, 12/15/2059 (C)	2,523	2,446
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/2068 (C)	3,077	2,994
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A2
2.120%, 01/15/2069 (C)	906	881
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (C)	452	432
Navient Private Education Refi Loan Trust, Ser 2020-EA, Cl A
1.690%, 05/15/2069 (C)	1,645	1,557

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust, Ser 2020-GA, Cl A
1.170%, 09/16/2069 (C)	$3,029	$2,888
Navient Private Education Refi Loan Trust, Ser 2020-HA, Cl A
1.310%, 01/15/2069 (C)	1,892	1,818
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (C)	780	722
Navient Private Education Refi Loan Trust, Ser 2021-BA, Cl A
0.940%, 07/15/2069 (C)	2,072	1,935
Navient Private Education Refi Loan Trust, Ser 2021-CA, Cl A
1.060%, 10/15/2069 (C)	3,357	3,140
Navient Private Education Refi Loan Trust, Ser 2021-EA, Cl A
0.970%, 12/16/2069 (C)	5,885	5,385
Navient Private Education Refi Loan Trust, Ser 2021-FA, Cl A
1.110%, 02/18/2070 (C)	2,601	2,400
Navient Private Education Refi Loan Trust, Ser 2021-GA, Cl A
1.580%, 04/15/2070 (C)	1,730	1,619
Navient Private Education Refi Loan Trust, Ser 2022-A, Cl A
2.230%, 07/15/2070 (C)	3,477	3,318
Navient Student Loan Trust, Ser 2014-1, Cl A3
1.516%, ICE LIBOR USD 1 Month + 0.510%, 06/25/2031 (A)	2,950	2,862
Navient Student Loan Trust, Ser 2014-3, Cl A
1.626%, ICE LIBOR USD 1 Month + 0.620%, 03/25/2083 (A)	3,498	3,417
Navient Student Loan Trust, Ser 2014-4, Cl A
1.626%, ICE LIBOR USD 1 Month + 0.620%, 03/25/2083 (A)	2,354	2,293
Navient Student Loan Trust, Ser 2016-3A, Cl A3
2.356%, ICE LIBOR USD 1 Month + 1.350%, 06/25/2065 (A)(C)	1,603	1,605
Navient Student Loan Trust, Ser 2017-3A, Cl A3
2.056%, ICE LIBOR USD 1 Month + 1.050%, 07/26/2066 (A)(C)	6,630	6,473
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (C)	2,845	2,780
Navient Student Loan Trust, Ser 2021-1A, Cl A1A
1.310%, 12/26/2069 (C)	1,199	1,047

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2021-3A, Cl A1A
1.770%, 08/25/2070 (C)	$2,851	$2,577
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
1.364%, ICE LIBOR USD 3 Month + 0.180%, 10/27/2036 (A)	786	761
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
1.344%, ICE LIBOR USD 3 Month + 0.160%, 01/25/2037 (A)	1,456	1,415
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
1.294%, ICE LIBOR USD 3 Month + 0.110%, 10/25/2033 (A)	4,952	4,914
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
1.034%, ICE LIBOR USD 3 Month + 0.100%, 03/23/2037 (A)	4,538	4,391
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
1.054%, ICE LIBOR USD 3 Month + 0.120%, 12/24/2035 (A)	3,951	3,930
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
1.114%, ICE LIBOR USD 3 Month + 0.180%, 03/22/2032 (A)	623	593
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.956%, ICE LIBOR USD 1 Month + 0.950%, 11/25/2048 (A)(C)	3,735	3,614
Nelnet Student Loan Trust, Ser 2021-CA, Cl AFX
1.320%, 04/20/2062 (C)	2,954	2,744
New Economy Assets Phase I Sponsor LLC, Ser 2021-1, Cl B1
2.410%, 10/20/2061 (C)	5,740	5,054
Newcastle Mortgage Securities Trust, Ser 2007-1, Cl 1A1
1.196%, ICE LIBOR USD 1 Month + 0.190%, 04/25/2037 (A)	7,215	6,915
NP SPE X, Ser 2021-1A, Cl A1
2.230%, 03/19/2051 (C)	2,570	2,315
Octagon Investment Partners L, Ser 2021-4A, Cl AR
2.194%, ICE LIBOR USD 3 Month + 1.150%, 01/15/2035 (A)(C)	3,235	3,154
Octagon Investment Partners XIV, Ser 2021-1A, Cl AARR
1.994%, ICE LIBOR USD 3 Month + 0.950%, 07/15/2029 (A)(C)	6,000	5,928

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners XXI, Ser 2021-1A, Cl AAR3
2.411%, ICE LIBOR USD 3 Month + 1.000%, 02/14/2031 (A)(C)	$1,300	$1,277
OHA Credit Funding VII, Ser 2022-7A, Cl AR
2.146%, TSFR3M + 1.300%, 02/24/2037 (A)(C)	1,730	1,687
Orange Lake Timeshare Trust, Ser 2018-A, Cl A
3.100%, 11/08/2030 (C)	159	157
Orange Lake Timeshare Trust, Ser 2019-A, Cl A
3.060%, 04/09/2038 (C)	962	932
Owl Rock CLO III, Ser 2020-3A, Cl A1L
2.863%, ICE LIBOR USD 3 Month + 1.800%, 04/20/2032 (A)(C)	1,620	1,600
Palmer Square CLO, Ser 2021-1A, Cl A1R
2.561%, ICE LIBOR USD 3 Month + 1.150%, 11/14/2034 (A)(C)	2,430	2,358
Palmer Square CLO, Ser 2022-1A, Cl A
1.786%, TSFR3M + 1.320%, 04/20/2035 (A)(C)	5,800	5,625
Pawneee Equipment Receivables, Ser 2021-1, Cl A2
1.100%, 07/15/2027 (C)	2,055	1,983
Point Au Roche Park CLO, Ser 2021-1A, Cl A
2.143%, ICE LIBOR USD 3 Month + 1.080%, 07/20/2034 (A)(C)	3,130	3,057
Progress Residential Trust, Ser 2019-SFR3, Cl A
2.271%, 09/17/2036 (C)	2,658	2,573
Progress Residential Trust, Ser 2019-SFR4, Cl A
2.687%, 10/17/2036 (C)	2,235	2,182
Progress Residential Trust, Ser 2021-SFR11, Cl A
2.283%, 01/17/2039 (C)	1,761	1,552
Progress Residential Trust, Ser 2021-SFR3, Cl A
1.637%, 05/17/2026 (C)	6,184	5,637
Progress Residential Trust, Ser 2021-SFR8, Cl A
1.510%, 10/17/2038 (C)	5,570	4,998
Progress Residential Trust, Ser 2022-SFR3, Cl A
3.200%, 04/17/2039 (C)	2,435	2,316
RAMP Trust, Ser 2007-RZ1, Cl A3
1.506%, ICE LIBOR USD 1 Month + 0.500%, 02/25/2037 (A)	5,303	5,236
RASC Trust, Ser 2006-KS2, Cl M2
1.591%, ICE LIBOR USD 1 Month + 0.585%, 03/25/2036 (A)	2,065	2,033

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Recette CLO, Ser 2021-1A, Cl ARR
2.143%, ICE LIBOR USD 3 Month + 1.080%, 04/20/2034 (A)(C)	$760	$737
REESE PARK CLO, Ser 2021-1A, Cl AR
2.174%, ICE LIBOR USD 3 Month + 1.130%, 10/15/2034 (A)(C)	3,690	3,599
Rockford Tower CLO, Ser 2021-2A, Cl AR
2.578%, ICE LIBOR USD 3 Month + 1.100%, 08/20/2032 (A)(C)	5,000	4,877
RR III, Ser 2018-3A, Cl A1R2
2.134%, ICE LIBOR USD 3 Month + 1.090%, 01/15/2030 (A)(C)	1,100	1,086
SBA Small Business Investment, Ser 2018-10B, Cl 1
3.548%, 09/10/2028	1,603	1,591
SBA Small Business Investment, Ser 2019-10A, Cl 1
3.113%, 03/10/2029	869	855
SBA Small Business Investment, Ser 2022-10A, Cl 1
2.938%, 03/10/2032	1,775	1,763
Sequoia Infrastructure Funding I, Ser 2021-1A, Cl A
2.444%, ICE LIBOR USD 3 Month + 1.400%, 04/15/2031 (A)(C)	1,543	1,533
Sierra Timeshare Receivables Funding LLC, Ser 2018-3A, Cl B
3.870%, 09/20/2035 (C)	1,204	1,198
Silver Rock CLO I, Ser 2020-1A, Cl A
2.713%, ICE LIBOR USD 3 Month + 1.650%, 10/20/2031 (A)(C)	2,350	2,326
SLM Private Education Loan Trust, Ser 2010-C, Cl A5
5.625%, ICE LIBOR USD 1 Month + 4.750%, 10/15/2041 (A)(C)	1,826	2,002
SLM Student Loan Trust, Ser 2003-4, Cl A5D
1.576%, ICE LIBOR USD 3 Month + 0.750%, 03/15/2033 (A)(C)	788	778
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
2.026%, ICE LIBOR USD 3 Month + 1.200%, 12/15/2033 (A)(C)	2,882	2,778
SLM Student Loan Trust, Ser 2006-8, Cl A6
1.344%, ICE LIBOR USD 3 Month + 0.160%, 01/25/2041 (A)	3,862	3,627
SLM Student Loan Trust, Ser 2007-2, Cl A4
1.244%, ICE LIBOR USD 3 Month + 0.060%, 07/25/2022 (A)	4,497	4,389
SLM Student Loan Trust, Ser 2008-2, Cl B
2.384%, ICE LIBOR USD 3 Month + 1.200%, 01/25/2083 (A)	1,155	934

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-3, Cl B
2.384%, ICE LIBOR USD 3 Month + 1.200%, 04/26/2083 (A)	$1,155	$1,013
SLM Student Loan Trust, Ser 2008-4, Cl B
3.034%, ICE LIBOR USD 3 Month + 1.850%, 04/25/2073 (A)	1,155	1,092
SLM Student Loan Trust, Ser 2008-5, Cl B
3.034%, ICE LIBOR USD 3 Month + 1.850%, 07/25/2073 (A)	1,155	1,143
SLM Student Loan Trust, Ser 2008-6, Cl A4
2.284%, ICE LIBOR USD 3 Month + 1.100%, 07/25/2023 (A)	4,066	3,970
SLM Student Loan Trust, Ser 2008-6, Cl B
3.034%, ICE LIBOR USD 3 Month + 1.850%, 07/26/2083 (A)	1,155	1,093
SLM Student Loan Trust, Ser 2008-7, Cl B
3.034%, ICE LIBOR USD 3 Month + 1.850%, 07/26/2083 (A)	1,155	1,101
SLM Student Loan Trust, Ser 2008-8, Cl B
3.434%, ICE LIBOR USD 3 Month + 2.250%, 10/25/2075 (A)	1,155	1,132
SLM Student Loan Trust, Ser 2008-9, Cl A
2.684%, ICE LIBOR USD 3 Month + 1.500%, 04/25/2023 (A)	2,722	2,722
SLM Student Loan Trust, Ser 2008-9, Cl B
3.434%, ICE LIBOR USD 3 Month + 2.250%, 10/25/2083 (A)	1,155	1,108
SLM Student Loan Trust, Ser 2011-2, Cl A2
2.206%, ICE LIBOR USD 1 Month + 1.200%, 10/25/2034 (A)	451	448
SLM Student Loan Trust, Ser 2014-3A, Cl A6A
1.734%, ICE LIBOR USD 3 Month + 0.550%, 10/25/2064 (A)(C)	6,347	6,221
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (C)	553	540
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
2.325%, ICE LIBOR USD 1 Month + 1.450%, 02/17/2032 (A)(C)	718	716
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
1.975%, ICE LIBOR USD 1 Month + 1.100%, 09/15/2034 (A)(C)	650	650
SMB Private Education Loan Trust, Ser 2018-C, Cl A2A
3.630%, 11/15/2035 (C)	790	786
SMB Private Education Loan Trust, Ser 2019-A, Cl A2A
3.440%, 07/15/2036 (C)	3,707	3,660

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2020-BA, Cl A1A
1.290%, 07/15/2053 (C)	$2,467	$2,309
SMB Private Education Loan Trust, Ser 2020-PTA, Cl A2A
1.600%, 09/15/2054 (C)	2,425	2,235
SMB Private Education Loan Trust, Ser 2020-PTB, Cl A2A
1.600%, 09/15/2054 (C)	6,988	6,437
SMB Private Education Loan Trust, Ser 2021-A, Cl A2B
1.590%, 01/15/2053 (C)	1,500	1,392
SMB Private Education Loan Trust, Ser 2021-A, Cl APT1
1.070%, 01/15/2053 (C)	5,712	5,142
SMB Private Education Loan Trust, Ser 2021-B, Cl A
1.310%, 07/17/2051 (C)	3,588	3,384
SMB Private Education Loan Trust, Ser 2021-C, Cl A2
1.675%, ICE LIBOR USD 1 Month + 0.800%, 01/15/2053 (A)(C)	3,005	2,906
SMB Private Education Loan Trust, Ser 2021-C, Cl APT1
1.390%, 01/15/2053 (C)	3,044	2,788
SMB Private Education Loan Trust, Ser 2021-C, Cl B
2.300%, 01/15/2053 (C)	1,010	910
SMB Private Education Loan Trust, Ser 2021-D, Cl A1A
1.340%, 03/17/2053 (C)	6,493	6,096
SMB Private Education Loan Trust, Ser 2021-E, Cl A1A
1.680%, 02/15/2051 (C)	3,265	3,070
SMB Private Education Loan Trust, Ser 2022-A, Cl APT
2.850%, 11/16/2054 (C)	2,330	2,185
SoFi Professional Loan Program LLC, Ser 2017-D, Cl A2FX
2.650%, 09/25/2040 (C)	56	55
SoFi Professional Loan Program LLC, Ser 2017-E, Cl A2B
2.720%, 11/26/2040 (C)	194	194
SoFi Professional Loan Program LLC, Ser 2021-A, Cl AFX
1.030%, 08/17/2043 (C)	1,776	1,624
SoFi Professional Loan Program LLC, Ser 2021-B, Cl AFX
1.140%, 02/15/2047 (C)	1,989	1,816
SoFi Professional Loan Program Trust, Ser 2020-C, Cl AFX
1.950%, 02/15/2046 (C)	283	273

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
South Carolina Student Loan, Ser 2015-A, Cl A
2.506%, ICE LIBOR USD 1 Month + 1.500%, 01/25/2036 (A)	$1,244	$1,238
Southwick Park CLO LLC, Ser 2021-4A, Cl A1R
2.123%, ICE LIBOR USD 3 Month + 1.060%, 07/20/2032 (A)(C)	5,170	5,060
Stack Infrastructure Issuer LLC, Ser 2019-1A, Cl A2
4.540%, 02/25/2044 (C)	982	982
Stack Infrastructure Issuer LLC, Ser 2020-1A, Cl A2
1.893%, 08/25/2045 (C)	2,480	2,269
Structured Asset Investment Loan Trust, Ser 2004-7, Cl A8
2.206%, ICE LIBOR USD 1 Month + 1.200%, 08/25/2034 (A)	1,025	996
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
1.556%, ICE LIBOR USD 1 Month + 0.550%, 09/25/2034 (A)	2,584	2,446
Structured Asset Securities Mortgage Loan Trust, Ser 2006-BC5, Cl A4
1.346%, ICE LIBOR USD 1 Month + 0.340%, 12/25/2036 (A)	2,453	2,406
STWD, Ser 2019-FL1, Cl A
1.991%, TSFR1M + 1.194%, 07/15/2038 (A)(C)	585	583
STWD, Ser 2022-FL3, Cl A
1.749%, SOFR30A + 1.350%, 11/15/2038 (A)(C)	3,080	2,979
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/2058 (A)(C)	2,039	2,019
Trestles CLO IV, Ser 2021-4A, Cl B1
2.798%, ICE LIBOR USD 3 Month + 1.700%, 07/21/2034 (A)(C)	6,300	6,036
Triton Container Finance VIII LLC, Ser 2020-1A, Cl A
2.110%, 09/20/2045 (C)	1,059	958
TRP - TRIP Rail Master Funding LLC, Ser 2021-2, Cl A
2.150%, 06/19/2051 (C)	2,158	1,949
TRTX Issuer, Ser 2022-FL5, Cl A
2.065%, SOFR30A + 1.650%, 02/15/2039 (A)(C)	4,050	3,971
United States Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	249	245
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	511	498

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
United States Small Business Administration, Ser 2022-25E, Cl 1
3.940%, 05/01/2047	$1,025	$1,056
Venture XXXII CLO, Ser 2018-32A, Cl A2A
2.114%, ICE LIBOR USD 3 Month + 1.070%, 07/18/2031 (A)(C)	900	882
Verizon Master Trust, Ser 2022-2, Cl A
1.530%, 07/20/2028	1,524	1,447
Verizon Master Trust, Ser 2022-4, Cl A
3.400%, 11/20/2028	3,208	3,208
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	363	363
Voya CLO, Ser 2018-3A, Cl A1A
2.194%, ICE LIBOR USD 3 Month + 1.150%, 10/15/2031 (A)(C)	2,810	2,768
Voya CLO, Ser 2018-3A, Cl A1R
2.234%, ICE LIBOR USD 3 Month + 1.190%, 10/18/2031 (A)(C)	750	739
Voya CLO, Ser 2021-3A, Cl A1R
2.103%, ICE LIBOR USD 3 Month + 1.040%, 04/20/2034 (A)(C)	1,110	1,070
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl M2
1.296%, ICE LIBOR USD 1 Month + 0.290%, 07/25/2036 (A)	10,369	10,157
Wendy's Funding LLC, Ser 2021-1A, Cl A2I
2.370%, 06/15/2051 (C)	4,010	3,487
Whitebox CLO II, Ser 2021-2A, Cl A1R
2.404%, ICE LIBOR USD 3 Month + 1.220%, 10/24/2034 (A)(C)	1,810	1,766
Whitebox CLO III, Ser 2021-3A, Cl A1
2.264%, ICE LIBOR USD 3 Month + 1.220%, 10/15/2034 (A)(C)	2,140	2,079
Z Capital Credit Partners CLO, Ser 2021-1A, Cl A1R
2.554%, ICE LIBOR USD 3 Month + 1.510%, 07/16/2031 (A)(C)	1,910	1,889
Zais CLO XIII, Ser 2019-13A, Cl A1A
2.534%, ICE LIBOR USD 3 Month + 1.490%, 07/15/2032 (A)(C)	1,302	1,287
		541,668

Total Asset-Backed Securities
(Cost $752,485) ($ Thousands)		729,765

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
FHLB
1.610%, 09/04/2024	6,180	6,073
1.610%, 09/04/2024	6,180	6,066
1.200%, 12/23/2024	24,815	24,004
1.040%, 06/14/2024	24,830	24,172

Description	Face Amount (Thousands)		Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLMC
1.480%, 07/15/2031(B)		$600	$454
FHLMC MTN
0.000%, 12/14/2029(B)		2,887	2,271
FNMA
2.625%, 09/06/2024		510	510
1.836%, 11/15/2030(B)		8,487	6,572
0.500%, 06/17/2025		7,405	6,916
Resolution Funding Interest STRIP
1.352%, 01/15/2030(B)		1,930	1,508
Resolution Funding Principal STRIP
1.331%, 04/15/2030(B)		2,570	2,002
Tennessee Valley Authority
0.750%, 05/15/2025		1,895	1,785
Tennessee Valley Authority Principal STRIP, PO
0.000%, 11/01/2025(B)		1,000	909

Total U.S. Government Agency Obligations
(Cost $86,935) ($ Thousands)			83,242

SOVEREIGN DEBT — 0.9%

Abu Dhabi Government International Bond
2.500%, 10/11/2022(C)		4,220	4,229
Chile Government International Bond
4.340%, 03/07/2042		2,466	2,300
3.500%, 01/31/2034		481	445
3.100%, 05/07/2041		1,970	1,582
China Government Bond
3.310%, 11/30/2025	CNY	5,000	765
Colombia Government International Bond
5.625%, 02/26/2044		$2,570	2,152
5.200%, 05/15/2049		3,500	2,763
5.000%, 06/15/2045		3,310	2,566
3.125%, 04/15/2031		1,010	820
Export-Import Bank of India
3.375%, 08/05/2026(C)		1,410	1,358
Hong Kong Airport Authority
3.250%, 01/12/2052(C)		2,580	2,095
Indonesia Government International Bond
5.250%, 01/08/2047(C)		1,210	1,239
4.750%, 07/18/2047(C)		400	385
4.300%, 03/31/2052		1,030	951
Israel Government AID Bond
5.500%, 09/18/2033		1,000	1,207
4.391%, 11/01/2024(B)		1,000	927
3.700%, 02/15/2025(B)		1,000	917
3.644%, 08/15/2025(B)		1,000	900

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Israel Government International Bond
3.375%, 01/15/2050	$430	$369
2.750%, 07/03/2030	720	691
Italy Government International Bond
3.875%, 05/06/2051	619	505
Kazakhstan Government International Bond
4.875%, 10/14/2044(C)	2,480	2,247
Mexico Government International Bond
6.050%, 01/11/2040	4,408	4,609
4.750%, 03/08/2044	4,300	3,857
4.600%, 02/10/2048	393	338
4.500%, 04/22/2029	2,478	2,493
4.400%, 02/12/2052	492	404
4.280%, 08/14/2041	3,320	2,828
3.500%, 02/12/2034	3,335	2,927
2.659%, 05/24/2031	3,630	3,134
Panama Government International Bond
6.700%, 01/26/2036	1,830	2,072
4.500%, 05/15/2047	2,430	2,148
4.500%, 04/01/2056	830	711
4.300%, 04/29/2053	950	805
3.160%, 01/23/2030	310	286
2.252%, 09/29/2032	870	712
Paraguay Government International Bond
5.400%, 03/30/2050(C)	1,321	1,127
4.950%, 04/28/2031(C)	441	429
3.849%, 06/28/2033(C)	618	543
Peruvian Government International Bond
3.600%, 01/15/2072	3,002	2,228
3.550%, 03/10/2051(E)	240	195
2.392%, 01/23/2026	1,097	1,037
1.862%, 12/01/2032	1,415	1,124
Philippine Government International Bond
4.200%, 03/29/2047	329	311
Poland Government International Bond
4.000%, 01/22/2024	7,800	7,875
Russian Foreign Bond - Eurobond
5.625%, 04/04/2042(F)	1,000	215
Uruguay Government International Bond
5.100%, 06/18/2050	2,630	2,792
4.375%, 01/23/2031(E)	3,280	3,420

Total Sovereign Debt
(Cost $89,521) ($ Thousands)		80,033

MUNICIPAL BONDS — 0.3%
California — 0.1%
California State University, Ser B, RB
2.374%, 11/01/2035	1,260	998

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Regents of the University of California Medical Center, Ser N, RB
3.256%, 05/15/2060	$4,750	$3,537

		4,535

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	158	187
6.637%, 04/01/2057	2,301	2,708

		2,895

Michigan — 0.0%
University of Michigan, Ser A
3.504%, 04/01/2052	1,270	1,162

Nevada — 0.0%
Clark County, Airport System Revenue, Build America Project, Ser C, RB
6.820%, 07/01/2045	1,170	1,535

New York — 0.1%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	1,600	1,592
New York City, GO
3.000%, 08/01/2034	870	759
New York City, Ser D, GO
1.823%, 08/01/2030	2,205	1,860
New York City, Transitional Finance Authority Future Tax Secured Revenue, Ser D-3, RB
2.400%, 11/01/2032	1,085	917
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.508%, 08/01/2037	1,670	1,827
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	2,795	2,400
New York State, Transportation Authority, Ser C2, RB
5.175%, 11/15/2049	480	493

		9,848

Ohio — 0.0%
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	689	682

Oregon — 0.0%
Oregon State, GO
5.762%, 06/01/2023	944	961

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Texas — 0.0%
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	$1,154	$1,548
University of Texas, Ser B, RB
2.439%, 08/15/2049	585	427

		1,975

Virginia — 0.0%
University of Virginia, RB
2.256%, 09/01/2050	1,595	1,123
Virginia State, Housing Development Authority, Ser 2006-C, Cl CTFS, RB
6.000%, 06/25/2034	75	76

		1,199

Total Municipal Bonds
(Cost $28,146) ($ Thousands)		24,792

	Shares
AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
0.760% **†(H)	10,373,746	10,360

Total Affiliated Partnership
(Cost $10,374) ($ Thousands)		10,360

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.4%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	290,086,535	$290,087

Total Cash Equivalent
(Cost $290,087) ($ Thousands)		290,087

PURCHASED OPTIONS — 0.0%
Total Purchased Options (K)
(Cost $2,350) ($ Thousands)		491

PURCHASED SWAPTIONS — 0.0%
Total Purchased Swaptions (L)
(Cost $279) ($ Thousands)		388

Total Investments in Securities — 109.7%
(Cost $9,887,200) ($ Thousands)		$9,341,224

WRITTEN OPTIONS — (0.1)%
Total Written Options (K)
(Premiums Received $5,716) ($ Thousands)		$(5,183)

WRITTEN SWAPTIONS — (0.0)%
Total Written Swaptions (L)
(Premiums Received $629) ($ Thousands)		$(1,099)

A list of the exchange traded option contracts held by the Fund at May 31, 2022 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
June 2022, Eurodollars 1 Year Mid Curve Option	286	$69,176	$96.50	6/18/2022	$16

Call Options
June 2022, Eurodollars 1 Year Mid Curve Option	883	213,576	96.88	6/18/2022	110
July 2022, Eurodollars 1 Year Mid Curve Option	555	134,379	97.38	7/16/2022	62
June 2022, Eurodollars 1 Year Mid Curve Option	551	133,273	97.00	6/18/2022	34
September 2022, Eurodollars 1 Year Mid Curve Option*	652	157,866	98.75	9/17/2022	16
September 2022, Eurodollars 1 Year Mid Curve Option*	301	72,880	98.38	9/17/2022	13
June 2022, Eurodollars 1 Year Mid Curve Option	300	72,563	97.88	6/18/2022	2
June 2022, Eurodollars 1 Year Mid Curve Option	286	69,176	97.38	6/18/2022	2
June 2023, IMM Eurodollar Future Option	872	214,152	98.50	6/17/2023	131

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS (continued)
December 2022, IMM Eurodollar Future Option	792	$194,604	$98.38	12/17/2022	$45
June 2022, U.S. Long Bond Week 1 Option	762	106,253	143.00	6/18/2022	60

		1,368,722			475

Total Purchased Options		$1,437,898			$491
WRITTEN OPTIONS — (0.1)%
Put Options
June 2022, Eurodollars 1 Year Mid Curve Option	(286)	$(69,176)	96.56	06/18/22	$(25)
June 2023, IMM Eurodollar Future Option	(165)	(39,907)	97.00	06/17/23	(263)
December 2022, IMM Eurodollar Future Option	(792)	(191,872)	98.13	12/17/22	(2,465)
July 2022, U.S. 5 Year Future Option	(610)	(68,902)	111.25	06/18/22	(57)
July 2022, U.S. 5 Year Future Option	(420)	(47,440)	111.75	06/18/22	(72)

		(417,297)			(2,882)

Call Options
September 2023, 3-Month SOFR Future Option	(297)	(72,101)	98.75	09/16/23	(74)
June 2022, Eurodollars 1 Year Mid Curve Option	(872)	(210,915)	98.63	06/18/22	(6)
September 2022, Eurodollars 1 Year Mid Curve Option	(1,480)	(358,345)	99.00	09/17/22	(28)
September 2022, Eurodollars 1 Year Mid Curve Option	(256)	(61,984)	97.50	09/17/22	(58)
September 2022, Eurodollars 1 Year Mid Curve Option	(553)	(133,895)	97.63	09/17/22	(97)
September 2022, Eurodollars 1 Year Mid Curve Option	(883)	(213,796)	97.38	09/17/22	(259)
December 2022, IMM Eurodollar Future Option	(792)	(191,872)	98.13	12/17/22	(64)
June 2023, IMM Eurodollar Future Option	(872)	(210,904)	98.00	06/17/23	(256)
December 2022, IMM Eurodollar Future Option	(1,427)	(345,709)	97.00	12/17/22	(901)
July 2022, U.S. 5 Year Future Option	(712)	(80,423)	115.50	06/18/22	(22)
July 2022, U.S. 5 Year Future Option	(420)	(47,440)	114.00	06/18/22	(79)
July 2022, U.S. 5 Year Future Option	(610)	(68,901)	112.75	06/18/22	(405)
June 2022, U.S. Long Bond Week 2 Option	(305)	(42,529)	143.00	06/18/22	(52)

		(2,038,814)			(2,301)

Total Written Options		$(2,456,111)			$(5,183)

A list of the open OTC swaption contracts held by the Fund at May 31, 2022, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED SWAPTIONS — 0.0%
Call Swaptions
CDX.NA.IG.38 - Swaption Call	BNP Paribas	$24,720,000	$80.00	07/16/2022	$58
CDX.NA.IG.38 - Swaption Call	BNP Paribas	56,200,000	$90.00	08/20/2022	330
Total Purchased Swaptions		$80,920,000			$388
WRITTEN SWAPTIONS — (0.0)%
Put Swaptions
CDX.NA.IG.38 - Swaption Put	BNP Paribas	$(24,720,000)	$100.00	07/16/2022	$(31)
CDX.NA.IG.38 - Swaption Put	BNP Paribas	(56,200,000)	$120.00	08/20/2022	(69)
3M/2Y - Swaption Put	Citigroup	(125,970,000)	$1.95	06/18/2022	(999)

Total Written Swaptions		$(206,890,000)			$(1,099)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
90-Day Euro$	411	Jun-2023	$99,353	$99,406	$53
90-Day Euro$	1,798	Dec-2022	438,598	435,588	(3,010)
90-Day Euro$	112	Dec-2023	27,124	27,143	19
Euro-Bob	68	Sep-2022	9,153	9,122	(34)
Euro-Bund	3	Sep-2022	496	488	(8)
U.S. 2-Year Treasury Note	378	Oct-2022	79,785	79,797	12
U.S. 5-Year Treasury Note	2,743	Oct-2022	309,903	309,830	(73)
U.S. 5-Year Treasury Note	1,208	Oct-2022	136,228	136,448	220
U.S. 10-Year Treasury Note	336	Sep-2022	40,315	40,136	(179)
U.S. Long Treasury Bond	1,312	Sep-2022	183,498	182,942	(556)
U.S. Ultra Long Treasury Bond	462	Sep-2022	72,656	71,956	(700)
			1,397,109	1,392,856	(4,256)
Short Contracts
90-Day Euro$	(560)	Mar-2025	$(137,024)	$(135,996)	$1,028
U.S. 2-Year Treasury Note	(66)	Oct-2022	(13,900)	(13,933)	(33)
U.S. 2-Year Treasury Note	(232)	Oct-2022	(49,038)	(48,975)	63
U.S. 10-Year Treasury Note	(2,292)	Sep-2022	(273,703)	(273,786)	(83)
U.S. Long Treasury Bond	(300)	Sep-2022	(42,394)	(41,831)	563
Ultra 10-Year U.S. Treasury Note	(188)	Sep-2022	(24,104)	(24,155)	(51)
Ultra 10-Year U.S. Treasury Note	(736)	Sep-2022	(95,195)	(94,565)	630
			(635,358)	(633,241)	2,117
			$761,751	$759,615	$(2,139)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2022 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	07/19/22	USD	3,851	AUD	5,148	$(156)
Citigroup	07/19/22	CNH	9,709	USD	1,516	65
Citigroup	07/19/22	USD	15,681	CAD	19,600	(187)
Goldman Sachs	07/19/22	GBP	1,568	USD	2,049	72
Morgan Stanley	07/19/22	USD	1,051	EUR	960	(20)
						$(226)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2022 is as follows:

Credit Default Swap – Sell Protection
Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-CDX.NA.IG.38 6/27@100	1.00%	Quarterly	06/20/2027	$(397,384)	$3,717	$4,550	$(833)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
FIXED 0.19%	3 MONTH USD - LIBOR	Semi-Annually	06/15/2022	USD	64,527	$(17)	$–	$(17)
3-MONTH USD - LIBOR	1.785%	Quarterly	07/24/2053	USD	3,535	743	–	743

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3-MONTH USD - LIBOR	1.7725%	Quarterly	07/24/2053	USD	4,780	$1,016	$–	$1,016
3-MONTH USD - LIBOR	1.8075%	Quarterly	07/24/2053	USD	2,390	491	–	491
SOFR	2.5% FIXED	Annually	04/21/2052	USD	9,190	136	16	120
SOFR	1.65%	Annually	08/15/2047	USD	7,577	1,381	756	625
SOFR	1.63%	Annually	05/15/2047	USD	15,520	2,868	670	2,198
3-MONTH USD - LIBOR	1.63% FIXED	Semi-Annually	02/15/2047	USD	3,454	807	(15)	822
SOFR	1.52% FIXED	Annually	02/15/2047	USD	20,626	4,209	(24)	4,233
3-MONTH USD - LIBOR	1.72875%	Annually	02/15/2047	USD	9,870	1,642	121	1,521
0.74%	SOFR	Annually	08/19/2045	USD	4,960	1,656	–	1,656
SOFR	FIXED 0.56%	Annually	07/20/2045	USD	7,490	2,728	89	2,639
SOFR	2.0% FIXED	Annually	03/18/2032	USD	10,958	613	70	543
2.77%	CPI-U	Annually	10/20/2031	USD	18,650	(1,393)	15	(1,408)
SOFR	1.7334%	Annually	10/20/2031	USD	18,650	751	69	682
SOFR	2.85% FIXED	Annually	02/15/2029	USD	6,636	(97)	(84)	(13)
SOFR	1.20%	Annually	11/01/2028	USD	12,403	1,020	(1)	1,021
SOFR	1.22%	Annually	08/15/2028	USD	15,938	1,249	(1)	1,250
CPI-U	3.97%	Annually	11/18/2023	USD	21,190	1,234	(88)	1,322
1.0725%	3 MONTH USD - LIBOR	Semi-Annually	07/24/2025	USD	28,610	(1,036)	–	(1,036)
1.0255%	3 MONTH USD - LIBOR	Semi-Annually	07/24/2025	USD	57,220	(2,123)	–	(2,123)
1.0355%	3 MONTH USD - LIBOR	Semi-Annually	07/24/2025	USD	42,325	(1,564)	–	(1,564)
FIXED 1.39%	FLOAT	Semi-Annually	09/28/2025	USD	65,735	(1,927)	–	(1,927)
1.6875%	3 MONTH USD - LIBOR	Semi-Annually	12/07/2025	USD	67,950	(1,555)	–	(1,555)
FLOAT	1.87%	Quarterly	09/28/2053	USD	5,610	1,070	–	1,070
FIXED 2.47%	SOFR	Annually	08/31/2026	USD	96,327	(550)	(1,366)	816
3.37%	GBLO, USNY	Annually	11/18/2026	USD	21,190	(1,058)	299	(1,357)
SOFR	1.52%	Annually	11/20/2026	USD	24,090	728	(52)	780
1.50%	SOFR	Annually	03/04/2027	USD	21,338	(983)	(32)	(951)
SOFR	0.71%	Annually	05/15/2027	USD	26,488	2,307	59	2,248
3-MONTH USD - LIBOR	1.35%	Quarterly	02/15/2028	USD	70,404	5,614	(111)	5,725
SOFR	1.13%	Annually	08/15/2028	USD	39,576	3,307	255	3,052
CPI-U	2.95%	Annually	10/20/2026	USD	18,650	1,343	(8)	1,351
3-MONTH USD - LIBOR	1.7425%	Quarterly	12/07/2053	USD	5,680	1,213	–	1,213
						$25,823	$637	$25,186

Percentages are based on Net Assets of $8,516,949 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Zero coupon security.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $1,466,188 ($ Thousands), representing 17.2% of the Net Assets of the Fund.

(D)	Interest rate represents the security's effective yield at the time of purchase.
(E)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $10,134 ($ Thousands).
(F)	Security is in default on interest payment.
(G)	Perpetual security with no stated maturity date.
(H)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $10,360 ($ Thousands).
(I)	Securities considered restricted. The total market value of such securities as of May 31, 2022 was $1,529 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Core Fixed Income Fund (Concluded)

(J)	Security, or a portion thereof, has been pledged as collateral on futures contracts.
(K)	Refer to table below for details on Options Contracts.
(L)	Refer to table below for details on Swaption Contracts.

ACES — Alternative Credit Enhancement Securities
AID — Agency for International Development
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
CAD — Canadian Dollar
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
CNH — Chinese Yuan Offshore
CNY — Chinese Yuan Offshore
DAC — Designated Activity Company
EUR — Euro
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FREMF— Freddie Mac Multi-Family
GBP — British Pound Sterling
GNMA — Government National Mortgage Association
GO — General Obligation
ICE— Intercontinental Exchange
IO — Interest Only — face amount represents notional amount.
JSC — Joint-Stock Company
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
L.P. — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
PO — Principal Only
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Finance Rate
STRIPS — Separately Traded Registered Interest and Principal Securities
TBA — To Be Announced
USD — United States Dollar

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	3,018,606	–	3,018,606
U.S. Treasury Obligations	–	2,560,559	–	2,560,559
Corporate Obligations	–	2,542,901	–	2,542,901
Asset-Backed Securities	–	729,765	–	729,765
U.S. Government Agency Obligations	–	83,242	–	83,242
Sovereign Debt	–	80,033	–	80,033
Municipal Bonds	–	24,792	–	24,792
Affiliated Partnership	–	10,360	–	10,360
Cash Equivalent	290,087	–	–	290,087
Purchased Options	491	–	–	491
Purchased Swaptions	–	388	–	388
Total Investments in Securities	290,578	9,050,646	–	9,341,224

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(5,183)	–	–	(5,183)
Written Swaptions	–	(1,099)	–	(1,099)
Futures Contracts*
Unrealized Appreciation	2,588	–	–	2,588
Unrealized Depreciation	(4,727)	–	–	(4,727)
Forwards Contracts*
Unrealized Appreciation	–	137	–	137
Unrealized Depreciation	–	(363)	–	(363)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(833)	–	(833)
Interest Rate Swaps*
Unrealized Appreciation	–	37,137	–	37,137
Unrealized Depreciation	–	(11,951)	–	(11,951)
Total Other Financial Instruments	(7,322)	23,028	–	15,706

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$10,772	$176,718	$(177,113)	$(1)	$(16)	$10,360	10,373,746	$79	$—
SEI Daily Income Trust, Government Fund, Cl F	1,419,466	10,606,010	(11,735,389)	—	—	290,087	290,086,535	279	7
Totals	$1,430,238	$10,782,728	$(11,912,502)	$(1)	$(16)	$300,447		$358	$7

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 75.1%
Communication Services — 14.0%
Altice Financing
5.750%, 08/15/2029 (A)	$3,859	$3,454
5.000%, 01/15/2028 (A)	7,013	6,354
Altice France
8.125%, 02/01/2027 (A)	1,461	1,463
5.500%, 10/15/2029 (A)	2,420	2,099
5.125%, 07/15/2029 (A)	1,818	1,587
Altice France Holding
10.500%, 05/15/2027 (A)	2,245	2,206
6.000%, 02/15/2028 (A)	2,612	2,183
AMC Entertainment Holdings
10.000%, 06/15/2026 (A)	1,485	1,138
6.125%, 05/15/2027	680	371
5.750%, 06/15/2025	115	84
ANGI Group LLC
3.875%, 08/15/2028 (A)	2,623	2,198
Arches Buyer
6.125%, 12/01/2028 (A)	2,962	2,487
4.250%, 06/01/2028 (A)	378	345
Audacy Capital
6.750%, 03/31/2029 (A)	7,226	4,507
6.500%, 05/01/2027 (A)	1,785	1,164
Beasley Mezzanine Holdings LLC
8.625%, 02/01/2026 (A)	1,405	1,215
Belo
7.250%, 09/15/2027	442	471
CCO Holdings LLC
5.375%, 06/01/2029 (A)	800	777

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.125%, 05/01/2027 (A)	$4,727	$4,659
5.000%, 02/01/2028 (A)	4,781	4,632
4.750%, 03/01/2030 (A)	1,945	1,794
4.750%, 02/01/2032 (A)	190	169
4.500%, 08/15/2030 (A)	8,311	7,506
4.500%, 05/01/2032	2,005	1,764
4.250%, 02/01/2031 (A)	7,140	6,299
4.250%, 01/15/2034 (A)	1,395	1,156
Charter Communications Operating LLC / Charter Communications Operating Capital
4.400%, 12/01/2061	305	236
3.950%, 06/30/2062	520	374
3.900%, 06/01/2052	835	623
Cinemark USA
8.750%, 05/01/2025 (A)	261	269
5.250%, 07/15/2028 (A)	240	216
Clear Channel International BV
6.625%, 08/01/2025 (A)	887	878
Clear Channel Outdoor Holdings
7.750%, 04/15/2028 (A)	513	430
7.500%, 06/01/2029 (A)	817	660
Clear Channel Worldwide Holdings
5.125%, 08/15/2027 (A)	3,315	3,046
CMG Media
8.875%, 12/15/2027 (A)	6,633	6,019
Comcast
2.987%, 11/01/2063 (A)	3,475	2,511
2.937%, 11/01/2056 (A)	2,000	1,492
Consolidated Communications
6.500%, 10/01/2028 (A)	4,598	3,987
CSC Holdings LLC
7.500%, 04/01/2028 (A)	2,140	1,990
6.500%, 02/01/2029 (A)	4,270	4,205
5.750%, 01/15/2030 (A)	5,479	4,579
5.250%, 06/01/2024	1,545	1,525
4.625%, 12/01/2030 (A)	2,981	2,340
4.500%, 11/15/2031 (A)	909	779
3.375%, 02/15/2031 (A)	1,954	1,585
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	1,616	1,571
Diamond Sports Group LLC
6.625%, 08/15/2027 (A)	5,251	998
5.375%, 08/15/2026 (A)	10,086	3,329
Directv Financing LLC
5.875%, 08/15/2027 (A)	6,464	6,096
DISH DBS
7.750%, 07/01/2026	4,470	3,822
7.375%, 07/01/2028	9,555	7,477
5.875%, 07/15/2022	55	55
5.875%, 11/15/2024	4,671	4,296
5.750%, 12/01/2028 (A)	3,218	2,627

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.250%, 12/01/2026 (A)	$3,720	$3,147
5.125%, 06/01/2029	3,120	2,202
5.000%, 03/15/2023	2,654	2,601
DKT Finance ApS
9.375%, 06/17/2023 (A)	1,979	1,940
Frontier Communications
6.750%, 05/01/2029 (A)	475	419
5.875%, 10/15/2027 (A)	367	360
5.000%, 05/01/2028 (A)	1,145	1,065
Frontier Communications Holdings LLC
8.750%, 05/15/2030 (A)	3,328	3,509
6.000%, 01/15/2030 (A)	1,662	1,411
5.875%, 11/01/2029	1,408	1,188
Gannett Holdings LLC
6.000%, 11/01/2026 (A)	264	240
GCI LLC
4.750%, 10/15/2028 (A)	795	719
Gray Escrow II
5.375%, 11/15/2031 (A)	2,749	2,504
Gray Television
7.000%, 05/15/2027 (A)	919	928
4.750%, 10/15/2030 (A)	2,444	2,147
iHeartCommunications
8.375%, 05/01/2027	945	886
6.375%, 05/01/2026	154	152
5.250%, 08/15/2027 (A)	1,957	1,840
4.750%, 01/15/2028 (A)	1,772	1,597
Iliad Holding SASU
7.000%, 10/15/2028 (A)	310	299
6.500%, 10/15/2026 (A)	2,196	2,129
Intelsat Jackson
0.000%, 12/31/2049 (B)(C)	6,854	–
Intelsat Jackson Holdings
6.500%, 03/15/2030 (A)	3,167	2,953
ION Trading Technologies Sarl
5.750%, 05/15/2028 (A)	3,125	2,781
LCPR Senior Secured Financing DAC
6.750%, 10/15/2027 (A)	3,076	3,099
Level 3 Financing
5.375%, 05/01/2025	1,260	1,258
4.625%, 09/15/2027 (A)	2,951	2,719
4.250%, 07/01/2028 (A)	453	398
3.750%, 07/15/2029 (A)	535	456
3.625%, 01/15/2029 (A)	4,227	3,572
Live Nation Entertainment
6.500%, 05/15/2027 (A)	2,884	2,985
5.625%, 03/15/2026 (A)	466	461
4.875%, 11/01/2024 (A)	2,285	2,264
4.750%, 10/15/2027 (A)	2,879	2,749
3.750%, 01/15/2028 (A)	96	89
Lumen Technologies
5.625%, 04/01/2025	2,478	2,460

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.375%, 06/15/2029 (A)	$2,896	$2,483
5.125%, 12/15/2026 (A)	5,082	4,701
4.500%, 01/15/2029 (A)	1,525	1,253
4.000%, 02/15/2027 (A)	2,500	2,300
McGraw-Hill Education
5.750%, 08/01/2028 (A)	4,595	4,191
Midcontinent Communications
5.375%, 08/15/2027 (A)	1,062	1,015
Millennium Escrow
6.625%, 08/01/2026 (A)	2,465	2,168
Netflix
5.875%, 11/15/2028	463	480
5.375%, 11/15/2029 (A)	275	277
News
5.125%, 02/15/2032 (A)	965	919
3.875%, 05/15/2029 (A)	433	401
Nexstar Broadcasting
5.625%, 07/15/2027 (A)	4,675	4,663
4.750%, 11/01/2028 (A)	3,603	3,396
Northwest Fiber LLC
4.750%, 04/30/2027 (A)	3,620	3,226
Photo Holdings Merger Sub
8.500%, 10/01/2026 (A)	905	769
Radiate Holdco LLC
6.500%, 09/15/2028 (A)	4,457	3,704
4.500%, 09/15/2026 (A)	882	818
Sable International Finance
5.750%, 09/07/2027 (A)	1,407	1,326
Salem Media Group
6.750%, 06/01/2024 (A)	2,403	2,367
Scripps Escrow
5.875%, 07/15/2027 (A)	190	180
Scripps Escrow II
5.375%, 01/15/2031 (A)	142	124
3.875%, 01/15/2029 (A)	3,282	2,970
Sinclair Television Group
5.125%, 02/15/2027 (A)	365	320
4.125%, 12/01/2030 (A)	7,060	6,001
Sirius XM Radio
5.500%, 07/01/2029 (A)	871	865
5.000%, 08/01/2027 (A)	3,081	3,062
4.125%, 07/01/2030 (A)	4,657	4,197
4.000%, 07/15/2028 (A)	1,267	1,175
3.875%, 09/01/2031 (A)	2,255	1,983
SoftBank Group
6.000%, USD ICE Swap 11:00 NY 5 Yr + 4.226%(D)(E)	950	891
5.125%, 09/19/2027	799	727
Spanish Broadcasting System
9.750%, 03/01/2026 (A)	4,353	4,044
Sprint
7.625%, 02/15/2025	1,095	1,185

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
7.625%, 03/01/2026	$1,559	$1,725
7.125%, 06/15/2024	1,605	1,705
Sprint Capital
8.750%, 03/15/2032	4,090	5,313
6.875%, 11/15/2028	2,674	3,025
Stagwell Global LLC
5.625%, 08/15/2029 (A)	435	394
TEGNA
4.625%, 03/15/2028	2,684	2,629
Telecom Italia Capital
6.000%, 09/30/2034	265	234
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	3,800	3,553
Telesat Canada
6.500%, 10/15/2027 (A)	5,815	2,762
5.625%, 12/06/2026 (A)	2,048	1,461
T-Mobile USA
4.750%, 02/01/2028	1,480	1,485
3.500%, 04/15/2031	1,725	1,575
3.375%, 04/15/2029	1,075	996
Twitter
3.875%, 12/15/2027 (A)	866	833
U.S. Cellular
6.700%, 12/15/2033	2,575	2,572
Univision Communications
6.625%, 06/01/2027 (A)	1,395	1,410
4.500%, 05/01/2029 (A)	2,906	2,663
Urban One
7.375%, 02/01/2028 (A)	9,986	9,428
Virgin Media Finance
5.000%, 07/15/2030 (A)	879	785
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	1,983	1,950
4.500%, 08/15/2030 (A)	757	685
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/2028 (A)	1,593	1,459
VZ Secured Financing BV
5.000%, 01/15/2032 (A)	2,235	2,023
Windstream Escrow LLC
7.750%, 08/15/2028 (A)	3,278	3,019
WMG Acquisition
3.875%, 07/15/2030 (A)	50	46
3.750%, 12/01/2029 (A)	830	763
3.000%, 02/15/2031 (A)	2,131	1,826
Zayo Group Holdings
4.000%, 03/01/2027 (A)	400	350
ZipRecruiter
5.000%, 01/15/2030 (A)	2,830	2,669

		317,143

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Consumer Discretionary — 12.1%
1011778 BC ULC / New Red Finance
4.375%, 01/15/2028 (A)	$1,553	$1,459
4.000%, 10/15/2030 (A)	3,680	3,244
3.875%, 01/15/2028 (A)	222	210
3.500%, 02/15/2029 (A)	163	150
Abercrombie & Fitch Management
8.750%, 07/15/2025 (A)	873	895
Academy
6.000%, 11/15/2027 (A)	1,775	1,642
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (A)	4,020	3,739
Adtalem Global Education
5.500%, 03/01/2028 (A)	1,552	1,440
Air Canada
3.875%, 08/15/2026 (A)	1,775	1,654
Amazon.com
2.700%, 06/03/2060	763	551
American Axle & Manufacturing
6.875%, 07/01/2028	492	471
6.500%, 04/01/2027	750	713
5.000%, 10/01/2029	285	253
American Builders & Contractors Supply
4.000%, 01/15/2028 (A)	1,831	1,722
American Greetings
8.750%, 04/15/2025 (A)	5,700	5,546
Aramark Services
5.000%, 02/01/2028 (A)	745	726
Asbury Automotive Group
4.750%, 03/01/2030	202	183
4.625%, 11/15/2029 (A)	1,175	1,083
4.500%, 03/01/2028	3,403	3,206
Ashton Woods USA LLC
6.625%, 01/15/2028 (A)	5,147	4,829
4.625%, 08/01/2029 (A)	1,553	1,336
Aston Martin Capital Holdings
10.500%, 11/30/2025 (A)	1,411	1,388
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(C)(F)(G)	2,600	–
Avianca Midco 2
9.000%, 12/01/2028 (A)	3,123	2,765
Bath & Body Works
9.375%, 07/01/2025 (A)	29	31
7.600%, 07/15/2037	780	686
7.500%, 06/15/2029	542	564
6.875%, 11/01/2035	979	887
6.750%, 07/01/2036	3,177	2,836
6.694%, 01/15/2027	149	148
6.625%, 10/01/2030 (A)	2,383	2,379
5.250%, 02/01/2028	2,816	2,689

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BCPE Ulysses Intermediate
7.750%cash/8.500% PIK, 04/01/2027 (A)	$2,131	$1,715
Bloomin' Brands
5.125%, 04/15/2029 (A)	2,420	2,124
Boyne USA
4.750%, 05/15/2029 (A)	304	283
Brookfield Residential Properties
4.875%, 02/15/2030 (A)	1,081	901
Caesars Entertainment
8.125%, 07/01/2027 (A)	725	737
6.250%, 07/01/2025 (A)	1,238	1,254
4.625%, 10/15/2029 (A)	281	240
Carnival
10.500%, 02/01/2026 (A)	1,254	1,350
9.875%, 08/01/2027 (A)	2,660	2,820
6.000%, 05/01/2029 (A)	4,511	3,812
5.750%, 03/01/2027 (A)	7,012	6,221
4.000%, 08/01/2028 (A)	413	374
Carvana
10.250%, 05/01/2030 (A)	875	781
5.875%, 10/01/2028 (A)	413	290
5.500%, 04/15/2027 (A)	1,008	722
4.875%, 09/01/2029 (A)	1,953	1,289
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	627	641
Cedar Fair
5.500%, 05/01/2025 (A)	285	289
5.375%, 04/15/2027	25	24
5.250%, 07/15/2029	1,912	1,845
Cengage Learning
9.500%, 06/15/2024 (A)	3,615	3,411
Century Communities
6.750%, 06/01/2027	624	634
3.875%, 08/15/2029 (A)	392	339
Clarios Global
8.500%, 05/15/2027 (A)	1,915	1,909
6.750%, 05/15/2025 (A)	896	902
6.250%, 05/15/2026 (A)	2,042	2,048
Constellation Merger Sub
8.500%, 09/15/2025 (A)	223	201
Cooper-Standard Automotive
13.000%, 06/01/2024 (A)	768	772
5.625%, 11/15/2026 (A)	1,485	743
Crocs
4.125%, 08/15/2031 (A)	985	786
CSC Holdings LLC
5.875%, 09/15/2022	152	153
Dana
5.625%, 06/15/2028	2,398	2,322
5.375%, 11/15/2027	958	910
4.250%, 09/01/2030	705	614

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Dornoch Debt Merger Sub
6.625%, 10/15/2029 (A)	$4,159	$3,317
eG Global Finance
8.500%, 10/30/2025 (A)	842	842
6.750%, 02/07/2025 (A)	6,261	6,096
Empire Resorts
7.750%, 11/01/2026 (A)	5,240	4,926
Fertitta Entertainment LLC
6.750%, 01/15/2030 (A)	824	714
4.625%, 01/15/2029 (A)	1,235	1,124
Fontainebleau Las Vegas
11.000%, 06/15/2015 (A)(F)	3,481	–
Ford Motor
9.000%, 04/22/2025	445	499
Ford Motor Credit LLC
5.125%, 06/16/2025	2,583	2,582
5.113%, 05/03/2029	900	877
4.687%, 06/09/2025	1,245	1,228
4.542%, 08/01/2026	1,481	1,453
4.271%, 01/09/2027	485	466
4.134%, 08/04/2025	1,600	1,559
4.125%, 08/17/2027	2,815	2,667
4.063%, 11/01/2024	1,287	1,261
4.000%, 11/13/2030	2,663	2,397
3.810%, 01/09/2024	90	89
3.625%, 06/17/2031	9,097	7,865
3.375%, 11/13/2025	207	198
3.096%, 05/04/2023	448	444
2.900%, 02/16/2028	3,655	3,179
2.900%, 02/10/2029	890	761
2.700%, 08/10/2026	200	181
Ford Motor Credit LLC MTN
4.389%, 01/08/2026	650	629
Gap
3.875%, 10/01/2031 (A)	108	77
3.625%, 10/01/2029 (A)	385	282
Goodyear Tire & Rubber
5.250%, 04/30/2031	604	550
5.250%, 07/15/2031	199	181
5.000%, 07/15/2029	522	478
Hanesbrands
4.625%, 05/15/2024 (A)	3,861	3,842
Hertz (Escrow Security) (C)
0.000%, 10/15/2024	1,573	8
0.000%, 08/01/2026	715	43
0.000%, 01/15/2028	420	25
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	326	332
5.375%, 05/01/2025 (A)	114	116
4.875%, 01/15/2030	130	128
3.750%, 05/01/2029 (A)	171	157

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Hilton Worldwide Finance LLC
4.875%, 04/01/2027	$403	$405
International Game Technology
6.500%, 02/15/2025 (A)	2,162	2,221
6.250%, 01/15/2027 (A)	2,555	2,633
Jacobs Entertainment
6.750%, 02/15/2029 (A)	2,095	1,934
Jaguar Land Rover Automotive
5.500%, 07/15/2029 (A)	3,750	2,925
Ken Garff Automotive LLC
4.875%, 09/15/2028 (A)	442	382
LBM Acquisition LLC
6.250%, 01/15/2029 (A)	2,534	1,965
LCM Investments Holdings II LLC
4.875%, 05/01/2029 (A)	3,541	3,019
Levi Strauss
3.500%, 03/01/2031 (A)	1,330	1,167
Liberty Interactive LLC
8.250%, 02/01/2030	5,829	4,208
Life Time
5.750%, 01/15/2026 (A)	2,697	2,593
Lithia Motors
4.375%, 01/15/2031 (A)	1,194	1,104
3.875%, 06/01/2029 (A)	1,513	1,397
LSF9 Atlantis Holdings LLC
7.750%, 02/15/2026 (A)	5,270	4,321
Macy's Retail Holdings
5.125%, 01/15/2042	1,919	1,410
MajorDrive Holdings IV LLC
6.375%, 06/01/2029 (A)	6,005	4,597
Marriott Ownership Resorts
6.125%, 09/15/2025 (A)	191	194
4.500%, 06/15/2029 (A)	72	64
Mattamy Group
4.625%, 03/01/2030 (A)	1,082	906
Mattel
5.875%, 12/15/2027 (A)	300	305
3.750%, 04/01/2029 (A)	92	88
Meritage Homes
3.875%, 04/15/2029 (A)	1,843	1,628
MGM Resorts International
6.750%, 05/01/2025	650	660
6.000%, 03/15/2023	1,115	1,126
5.750%, 06/15/2025	336	334
Michaels
7.875%, 05/01/2029 (A)	3,935	2,820
5.250%, 05/01/2028 (A)	1,810	1,489
Midwest Gaming Borrower LLC
4.875%, 05/01/2029 (A)	2,219	1,875
NCL
5.875%, 02/15/2027 (A)	2,417	2,252

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Neiman Marcus Group (Escrow Security)
0.000%, 10/15/2022 (B)(C)(F)	$2,835	$841
Nordstrom
4.375%, 04/01/2030	1,553	1,358
Peninsula Pacific Entertainment LLC
8.500%, 11/15/2027 (A)	3,950	4,286
PetSmart
7.750%, 02/15/2029 (A)	250	235
4.750%, 02/15/2028 (A)	1,334	1,227
PM General Purchaser LLC
9.500%, 10/01/2028 (A)	543	456
Real Hero Merger Sub 2
6.250%, 02/01/2029 (A)	1,661	1,307
Royal Caribbean Cruises
9.125%, 06/15/2023 (A)	247	252
5.500%, 08/31/2026 (A)	3,341	2,932
5.500%, 04/01/2028 (A)	2,246	1,895
Royal Caribbean Cruises Ltd
11.500%, 06/01/2025 (A)	437	474
10.875%, 06/01/2023 (A)	253	263
Service International
7.500%, 04/01/2027	867	939
5.125%, 06/01/2029	82	82
3.375%, 08/15/2030	278	243
Shea Homes
4.750%, 02/15/2028 (A)	1,081	951
4.750%, 04/01/2029 (A)	1,323	1,125
Six Flags Entertainment
5.500%, 04/15/2027 (A)	160	156
4.875%, 07/31/2024 (A)	2,395	2,354
Six Flags Theme Parks
7.000%, 07/01/2025 (A)(G)	1,287	1,332
Sonic Automotive
4.625%, 11/15/2029 (A)	322	286
Specialty Building Products Holdings LLC
6.375%, 09/30/2026 (A)	4,585	4,230
Speedway Motorsports LLC
4.875%, 11/01/2027 (A)	1,360	1,289
SRS Distribution
6.125%, 07/01/2029 (A)	3,620	3,104
6.000%, 12/01/2029 (A)	1,650	1,421
4.625%, 07/01/2028 (A)	1,607	1,478
Staples
10.750%, 04/15/2027 (A)	2,230	1,829
7.500%, 04/15/2026 (A)	2,829	2,613
Starbucks
3.550%, 08/15/2029	887	851
Station Casinos LLC
4.625%, 12/01/2031 (A)	2,839	2,405
4.500%, 02/15/2028 (A)	2,647	2,395
StoneMor
8.500%, 05/15/2029 (A)	2,435	2,332

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Studio City Finance
5.000%, 01/15/2029 (A)	$4,170	$2,661
Sugarhouse HSP Gaming Prop Mezz LP
5.875%, 05/15/2025 (A)	1,165	1,115
Superior Plus
4.500%, 03/15/2029 (A)	368	344
Tempur Sealy International
4.000%, 04/15/2029 (A)	764	667
3.875%, 10/15/2031 (A)	209	174
Tenneco
7.875%, 01/15/2029 (A)	242	242
5.375%, 12/15/2024	300	287
5.125%, 04/15/2029 (A)	305	299
5.000%, 07/15/2026	288	270
Thor Industries
4.000%, 10/15/2029 (A)	2,288	1,882
Vail Resorts
6.250%, 05/15/2025 (A)	981	1,008
Vista Outdoor
4.500%, 03/15/2029 (A)	2,222	1,911
VOC Escrow
5.000%, 02/15/2028 (A)	2,025	1,797
Volkswagen Group of America Finance LLC
1.250%, 11/24/2025 (A)	974	892
Wesco Aircraft Holdings
13.125%, 11/15/2027 (A)	180	66
9.000%, 11/15/2026 (A)	950	504
8.500%, 11/15/2024 (A)	145	71
Wheel Pros
6.500%, 05/15/2029 (A)	3,825	2,727
White Capital Buyer LLC
6.875%, 10/15/2028 (A)	188	167
White Capital Parent LLC
8.250%cash/0.000% PIK, 03/15/2026 (A)	4,595	4,234
WW International
4.500%, 04/15/2029 (A)	2,000	1,415
Wynn Las Vegas LLC
5.500%, 03/01/2025 (A)	1,061	1,035
Wynn Macau
5.625%, 08/26/2028 (A)	85	64
5.500%, 01/15/2026 (A)	965	792
5.500%, 10/01/2027 (A)	365	280
5.125%, 12/15/2029 (A)	85	64
Wynn Resorts Finance LLC
7.750%, 04/15/2025 (A)	50	51
5.125%, 10/01/2029 (A)	656	582
Yum! Brands
6.875%, 11/15/2037	1,840	1,941
5.375%, 04/01/2032	330	322
5.350%, 11/01/2043	180	161
4.625%, 01/31/2032	396	370

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.625%, 03/15/2031	$3,656	$3,234

		273,046

Consumer Staples — 6.5%
180 Medical
3.875%, 10/15/2029 (A)	414	377
AHP Health Partners
5.750%, 07/15/2029 (A)	276	216
Akumin
7.000%, 11/01/2025 (A)	4,220	3,445
Akumin Escrow
7.500%, 08/01/2028 (A)	1,745	1,280
Albertsons
5.875%, 02/15/2028 (A)	161	158
4.875%, 02/15/2030 (A)	249	232
4.625%, 01/15/2027 (A)	3,913	3,801
3.500%, 03/15/2029 (A)	621	540
3.250%, 03/15/2026 (A)	350	328
Allied Universal Holdco LLC
6.625%, 07/15/2026 (A)	330	327
4.625%, 06/01/2028 (A)	684	608
Bausch Health
9.000%, 12/15/2025 (A)	3,430	2,914
7.250%, 05/30/2029 (A)	295	195
7.000%, 01/15/2028 (A)	1,470	1,003
6.250%, 02/15/2029 (A)	2,054	1,277
5.750%, 08/15/2027 (A)	180	159
5.500%, 11/01/2025 (A)	1,360	1,282
5.250%, 01/30/2030 (A)	7,554	4,419
5.250%, 02/15/2031 (A)	2,162	1,267
5.000%, 01/30/2028 (A)	360	230
5.000%, 02/15/2029 (A)	455	272
4.875%, 06/01/2028 (A)	2,303	1,978
Bausch Health Americas
9.250%, 04/01/2026 (A)	1,725	1,446
8.500%, 01/31/2027 (A)	583	463
BellRing Brands
7.000%, 03/15/2030 (A)	2,510	2,503
Central Garden & Pet
5.125%, 02/01/2028	1,515	1,447
4.125%, 10/15/2030	422	373
Chobani LLC
7.500%, 04/15/2025 (A)	1,270	1,201
4.625%, 11/15/2028 (A)	2,322	2,130
CoreLogic
4.500%, 05/01/2028 (A)	1,028	883
Coty
6.500%, 04/15/2026 (A)	1,410	1,347
5.000%, 04/15/2026 (A)	1,814	1,735
4.750%, 01/15/2029 (A)	3,970	3,509
CPI CG
8.625%, 03/15/2026 (A)	1,616	1,543

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Darling Ingredients Inc
6.000%,	274	$274
Edgewell Personal Care
5.500%, 06/01/2028 (A)	565	550
4.125%, 04/01/2029 (A)	217	197
Embecta
5.000%, 02/15/2030 (A)	1,935	1,728
Energizer Holdings
6.500%, 12/31/2027 (A)	237	224
4.750%, 06/15/2028 (A)	881	778
4.375%, 03/31/2029 (A)	1,948	1,647
Envision Healthcare
8.750%, 10/15/2026 (A)(G)	3,255	977
Garda World Security
9.500%, 11/01/2027 (A)	565	531
6.000%, 06/01/2029 (A)	429	354
Grifols Escrow Issuer
4.750%, 10/15/2028 (A)	600	548
High Ridge Brands (Escrow Security)
0.821%, 03/15/2025	800	–
HLF Financing Sarl LLC
4.875%, 06/01/2029 (A)	1,845	1,326
JBS USA LUX
5.500%, 01/15/2030 (A)	3,678	3,568
Kronos Acquisition Holdings
7.000%, 12/31/2027 (A)	953	765
Lamb Weston Holdings
4.875%, 05/15/2028 (A)	218	215
4.375%, 01/31/2032 (A)	108	100
4.125%, 01/31/2030 (A)	2,748	2,545
Legacy LifePoint Health LLC
4.375%, 02/15/2027 (A)	5,383	5,016
LifePoint Health
5.375%, 01/15/2029 (A)	3,493	2,943
Mozart Debt Merger Sub
5.250%, 10/01/2029 (A)	1,593	1,410
3.875%, 04/01/2029 (A)	6,503	5,869
MPH Acquisition Holdings LLC
5.750%, 11/01/2028 (A)	2,801	2,493
NESCO Holdings II
5.500%, 04/15/2029 (A)	322	291
New Albertsons
8.700%, 05/01/2030	2,229	2,459
8.000%, 05/01/2031	2,095	2,238
Organon Finance 1 LLC
5.125%, 04/30/2031 (A)	3,745	3,600
4.125%, 04/30/2028 (A)	2,190	2,100
PECF USS Intermediate Holding III
8.000%, 11/15/2029 (A)	3,650	3,066
Performance Food Group
6.875%, 05/01/2025 (A)	80	82
5.500%, 10/15/2027 (A)	579	569

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.250%, 08/01/2029 (A)	$500	$444
Post Holdings
5.750%, 03/01/2027 (A)	357	364
5.625%, 01/15/2028 (A)	640	634
5.500%, 12/15/2029 (A)	327	311
4.625%, 04/15/2030 (A)	319	286
Prime Security Services Borrower LLC
6.250%, 01/15/2028 (A)	1,895	1,745
5.750%, 04/15/2026 (A)	1,933	1,912
3.375%, 08/31/2027 (A)	1,085	971
Radiology Partners
9.250%, 02/01/2028 (A)	1,514	1,236
Rite Aid
8.000%, 11/15/2026 (A)	3,784	3,135
7.700%, 02/15/2027	2,375	1,520
7.500%, 07/01/2025 (A)	4,276	3,604
RP Escrow Issuer LLC
5.250%, 12/15/2025 (A)	2,794	2,547
Sabre Global
7.375%, 09/01/2025 (A)	312	308
Sigma Holdco BV
7.875%, 05/15/2026 (A)	6,174	4,227
Simmons Foods
4.625%, 03/01/2029 (A)	4,580	4,119
Sotheby's
5.875%, 06/01/2029 (A)	842	741
Spectrum Brands
5.500%, 07/15/2030 (A)	916	847
5.000%, 10/01/2029 (A)	630	591
3.875%, 03/15/2031 (A)	2,510	2,146
Team Health Holdings
6.375%, 02/01/2025 (A)	5,194	3,973
Triton Water Holdings
6.250%, 04/01/2029 (A)	4,422	3,456
Turning Point Brands
5.625%, 02/15/2026 (A)	2,040	1,869
US Acute Care Solutions LLC
6.375%, 03/01/2026 (A)	3,312	3,142
US Foods
4.750%, 02/15/2029 (A)	50	47
4.625%, 06/01/2030 (A)	405	372
US Renal Care
10.625%, 07/15/2027 (A)	3,590	2,625
Vector Group
10.500%, 11/01/2026 (A)	3,750	3,735
5.750%, 02/01/2029 (A)	1,715	1,544
Verscend Escrow
9.750%, 08/15/2026 (A)	1,236	1,273

		147,075

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Energy — 10.7%
Aethon United BR
8.250%, 02/15/2026 (A)	$1,750	$1,785
Antero Midstream Partners
7.875%, 05/15/2026 (A)	323	342
5.750%, 03/01/2027 (A)	1,571	1,575
5.750%, 01/15/2028 (A)	342	342
5.375%, 06/15/2029 (A)	505	506
Antero Resources
8.375%, 07/15/2026 (A)	351	382
7.625%, 02/01/2029 (A)	2,653	2,876
5.375%, 03/01/2030 (A)	158	160
Apache
5.100%, 09/01/2040	5,245	4,893
Archrock Partners
6.250%, 04/01/2028 (A)	3,533	3,445
Ascent Resources Utica Holdings LLC
8.250%, 12/31/2028 (A)	3,313	3,359
7.000%, 11/01/2026 (A)	1,236	1,238
5.875%, 06/30/2029 (A)	3,746	3,587
Baytex Energy
8.750%, 04/01/2027 (A)	570	599
Blue Racer Midstream LLC
7.625%, 12/15/2025 (A)	3,959	3,999
Buckeye Partners
4.500%, 03/01/2028 (A)	590	549
4.125%, 03/01/2025 (A)	204	201
4.125%, 12/01/2027	240	223
California Resources
7.125%, 02/01/2026 (A)	530	543
Cheniere Energy
4.625%, 10/15/2028	800	777
Cheniere Energy Partners
4.500%, 10/01/2029	1,931	1,884
4.000%, 03/01/2031	741	684
3.250%, 01/31/2032 (A)	497	434
Chesapeake Energy
6.750%, 04/15/2029 (A)	1,039	1,095
5.500%, 02/01/2026 (A)	299	303
Chesapeake Energy (Escrow Security)
0.000%, 12/31/2049 (B)(C)	6,045	121
Citgo Holding
9.250%, 08/01/2024 (A)	9,871	9,815
CITGO Petroleum
6.375%, 06/15/2026 (A)	535	527
CNX Midstream Partners
4.750%, 04/15/2030 (A)	92	82
Colgate Energy Partners III LLC
5.875%, 07/01/2029 (A)	1,470	1,415
Comstock Resources
6.750%, 03/01/2029 (A)	2,437	2,434
5.875%, 01/15/2030 (A)	242	231

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CQP Holdco
5.500%, 06/15/2031 (A)	$3,450	$3,268
Crestwood Midstream Partners
8.000%, 04/01/2029 (A)	864	886
5.625%, 05/01/2027 (A)	150	145
CrownRock
5.625%, 10/15/2025 (A)	2,716	2,737
DCP Midstream Operating
8.125%, 08/16/2030	1,990	2,274
5.625%, 07/15/2027	750	775
5.375%, 07/15/2025	268	275
5.125%, 05/15/2029	896	896
3.250%, 02/15/2032	315	270
Delek Logistics Partners
6.750%, 05/15/2025	1,462	1,433
DT Midstream
4.375%, 06/15/2031 (A)	185	172
4.125%, 06/15/2029 (A)	2,941	2,754
Encino Acquisition Partners Holdings LLC
8.500%, 05/01/2028 (A)	3,688	3,688
Endeavor Energy Resources
6.625%, 07/15/2025 (A)	412	426
Energy Transfer
5.500%, 06/01/2027	2,863	2,959
EnLink Midstream LLC
5.375%, 06/01/2029	3,110	3,019
EnLink Midstream Partners
4.850%, 07/15/2026	140	141
Enviva Partners
6.500%, 01/15/2026 (A)	2,667	2,667
EQM Midstream Partners
7.500%, 06/01/2030	1,291	1,291
7.000%, 06/01/2027	989	989
6.500%, 07/01/2027 (A)	1,566	1,566
6.500%, 07/15/2048	4,441	3,786
6.000%, 07/01/2025 (A)(G)	1,671	1,688
5.500%, 07/15/2028	61	58
4.750%, 01/15/2031 (A)	357	310
4.500%, 01/15/2029 (A)	951	843
EQT
7.500%, 02/01/2030	1,815	2,015
6.625%, 02/01/2025	1,950	2,033
Exterran Energy Solutions
8.125%, 05/01/2025	3,672	3,671
Genesis Energy
8.000%, 01/15/2027	2,507	2,473
7.750%, 02/01/2028	2,428	2,339
6.500%, 10/01/2025	40	39
6.250%, 05/15/2026	70	65
Gulfport Energy
8.000%, 05/17/2026	145	150

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Gulfport Energy (Escrow Securities) (C)
0.000%, 10/15/2024	470	$–
0.000%, 05/15/2025 (B)	311	–
0.000%, 01/15/2026	780	–
Gulfport Energy Operating
8.000%, 05/17/2026 (A)	3,562	3,680
Harvest Midstream I
7.500%, 09/01/2028 (A)	3,350	3,361
Hess Midstream Operations
5.625%, 02/15/2026 (A)	600	613
5.500%, 10/15/2030 (A)	675	666
4.250%, 02/15/2030 (A)	2,665	2,442
Hilcorp Energy I
6.250%, 04/15/2032 (A)	138	134
6.000%, 04/15/2030 (A)	165	160
5.750%, 02/01/2029 (A)	1,055	1,034
Holly Energy Partners
6.375%, 04/15/2027 (A)	265	265
Howard Midstream Energy Partners LLC
6.750%, 01/15/2027 (A)	5,555	5,330
ITT Holdings LLC
6.500%, 08/01/2029 (A)	4,637	3,973
Laredo Petroleum
10.125%, 01/15/2028	2,073	2,173
9.500%, 01/15/2025	1,171	1,214
7.750%, 07/31/2029 (A)	1,349	1,329
MEG Energy
7.125%, 02/01/2027 (A)	585	612
Moss Creek Resources Holdings
10.500%, 05/15/2027 (A)	1,560	1,515
7.500%, 01/15/2026 (A)	3,179	2,869
Motiva Enterprises
6.850%, 01/15/2040 (A)	1,713	1,718
Nabors Industries
7.250%, 01/15/2026 (A)	147	142
5.750%, 02/01/2025	510	491
New Fortress Energy
6.750%, 09/15/2025 (A)	2,356	2,318
6.500%, 09/30/2026 (A)	3,960	3,856
NGL Energy Operating LLC
7.500%, 02/01/2026 (A)	7,542	7,067
NGL Energy Partners
7.500%, 11/01/2023	4,053	3,735
7.500%, 04/15/2026	1,375	1,114
6.125%, 03/01/2025	4,378	3,515
Northern Oil and Gas
8.125%, 03/01/2028 (A)	3,543	3,623
NuStar Logistics
6.375%, 10/01/2030	1,092	1,068
6.000%, 06/01/2026	485	489
5.750%, 10/01/2025	187	189
5.625%, 04/28/2027	245	246

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Oasis Petroleum
6.375%, 06/01/2026 (A)	$184	$185
Occidental Petroleum
8.875%, 07/15/2030	525	656
8.500%, 07/15/2027	1,950	2,262
8.000%, 07/15/2025	652	711
6.625%, 09/01/2030	1,188	1,332
6.450%, 09/15/2036	1,655	1,851
6.375%, 09/01/2028	1,021	1,103
6.125%, 01/01/2031	1,921	2,084
5.500%, 12/01/2025	725	750
4.625%, 06/15/2045	1,445	1,308
4.500%, 07/15/2044	155	137
PBF Holding LLC
9.250%, 05/15/2025 (A)	3,945	4,103
7.250%, 06/15/2025	1,900	1,843
6.000%, 02/15/2028	255	226
Peabody Energy
6.375%, 03/31/2025 (A)	262	257
Precision Drilling
7.125%, 01/15/2026 (A)	325	325
6.875%, 01/15/2029 (A)	57	55
Range Resources
8.250%, 01/15/2029	189	205
4.875%, 05/15/2025	545	554
4.750%, 02/15/2030 (A)	142	139
Rockcliff Energy II LLC
5.500%, 10/15/2029 (A)	2,813	2,658
Seventy Seven Operating LLC (Escrow Security)
6.625%, 11/15/2019 (B)(F)	2,787	–
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)	3,135	2,591
SM Energy
6.500%, 07/15/2028	925	919
5.625%, 06/01/2025	1,820	1,813
Southwestern Energy
8.375%, 09/15/2028	100	110
7.750%, 10/01/2027	285	301
5.375%, 03/15/2030	490	496
4.750%, 02/01/2032	109	106
Strathcona Resources
6.875%, 08/01/2026 (A)	2,510	2,428
Summit Midstream Holdings LLC
8.500%, 10/15/2026 (A)	665	639
5.750%, 04/15/2025	2,243	1,795
Sunoco
5.875%, 03/15/2028	2,791	2,790
4.500%, 05/15/2029	2,037	1,896
4.500%, 04/30/2030 (A)	2,186	1,989
Tallgrass Energy Partners
7.500%, 10/01/2025 (A)	875	901

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.000%, 03/01/2027 (A)	$430	$419
6.000%, 12/31/2030 (A)	7,918	7,131
6.000%, 09/01/2031 (A)	910	802
5.500%, 01/15/2028 (A)	165	153
Targa Resources Partners
6.875%, 01/15/2029	516	542
6.500%, 07/15/2027	559	580
5.500%, 03/01/2030	540	538
4.875%, 02/01/2031	2,528	2,424
TerraForm Power Operating LLC
5.000%, 01/31/2028 (A)	3,707	3,554
4.750%, 01/15/2030 (A)	225	213
Transocean
11.500%, 01/30/2027 (A)	1,715	1,719
8.000%, 02/01/2027 (A)	2,180	1,719
7.500%, 04/15/2031	720	463
Transocean Guardian
5.875%, 01/15/2024 (A)	1,908	1,825
Transocean Pontus
6.125%, 08/01/2025 (A)	611	595
Transocean Proteus
6.250%, 12/01/2024 (A)	640	621
USA Compression Partners
6.875%, 09/01/2027	3,650	3,514
Venture Global Calcasieu Pass LLC
3.875%, 11/01/2033 (A)	2,677	2,429
Weatherford International
6.500%, 09/15/2028 (A)	3,365	3,310
Western Midstream Operating
5.750%, 02/01/2050	4,089	3,634

		241,151

Financials — 6.3%
Acrisure LLC
4.250%, 02/15/2029 (A)	2,680	2,371
Advisor Group Holdings
10.750%, 08/01/2027 (A)	2,005	2,075
Air Methods
8.000%, 05/15/2025 (A)	4,096	2,833
Alliant Holdings Intermediate LLC
6.750%, 10/15/2027 (A)	1,686	1,627
5.875%, 11/01/2029 (A)	2,135	1,870
Apollo Commercial Real Estate Finance
4.625%, 06/15/2029 (A)	1,369	1,160
Armor Holdco
8.500%, 11/15/2029 (A)	1,905	1,656
AssuredPartners
5.625%, 01/15/2029 (A)	929	809
BroadStreet Partners
5.875%, 04/15/2029 (A)	3,795	3,229
Brookfield Property
5.750%, 05/15/2026 (A)	3,585	3,522

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 04/01/2027 (A)	$5,435	$5,068
Coinbase Global
3.625%, 10/01/2031 (A)	2,417	1,632
3.375%, 10/01/2028 (A)	1,952	1,427
Finance of America Funding LLC
7.875%, 11/15/2025 (A)	7,566	6,512
FirstCash
5.625%, 01/01/2030 (A)	3,755	3,580
Freedom Mortgage
8.250%, 04/15/2025 (A)	4,850	4,492
8.125%, 11/15/2024 (A)	820	780
7.625%, 05/01/2026 (A)	360	318
6.625%, 01/15/2027 (A)	2,455	2,108
HAT Holdings I LLC
6.000%, 04/15/2025 (A)	1,466	1,486
3.750%, 09/15/2030 (A)	3,392	2,861
3.375%, 06/15/2026 (A)	883	817
Home Point Capital
5.000%, 02/01/2026 (A)	2,625	2,156
HSBC Holdings PLC
4.600%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.649%(D)(E)	1,377	1,155
HUB International
5.625%, 12/01/2029 (A)	4,070	3,795
Hunt
5.250%, 04/15/2029 (A)	1,725	1,626
Issuer LLC
6.250%, 03/01/2028 (A)	1,910	1,788
Jane Street Group
4.500%, 11/15/2029 (A)	2,838	2,654
JPMorgan Chase
5.000%, U.S. SOFR + 3.380%(D)(E)	1,299	1,206
Ladder Capital Finance Holdings LLLP
5.250%, 10/01/2025 (A)	1,046	1,002
4.750%, 06/15/2029 (A)	2,462	2,216
4.250%, 02/01/2027 (A)	2,584	2,330
LD Holdings Group LLC
6.500%, 11/01/2025 (A)	1,755	1,465
6.125%, 04/01/2028 (A)	1,990	1,597
LPL Holdings
4.625%, 11/15/2027 (A)	3,347	3,263
4.375%, 05/15/2031 (A)	149	134
MGIC Investment
5.250%, 08/15/2028	245	237
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)	4,992	4,254
5.625%, 01/15/2030 (A)	1,503	1,172
Nationstar Mortgage Holdings
6.000%, 01/15/2027 (A)	2,312	2,242
5.500%, 08/15/2028 (A)	4,120	3,888
5.125%, 12/15/2030 (A)	1,082	969

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Navient
5.500%, 03/15/2029	$3,298	$2,878
5.000%, 03/15/2027	2,541	2,338
4.875%, 03/15/2028	552	485
New Residential Investment
6.250%, 10/15/2025 (A)	7,312	6,873
NFP
4.875%, 08/15/2028 (A)	1,170	1,086
OneMain Finance
7.125%, 03/15/2026	2,750	2,816
6.625%, 01/15/2028	1,644	1,646
5.375%, 11/15/2029	1,998	1,846
4.000%, 09/15/2030	4,793	4,070
3.500%, 01/15/2027	497	445
PennyMac Financial Services
5.750%, 09/15/2031 (A)	830	720
5.375%, 10/15/2025 (A)	1,265	1,229
4.250%, 02/15/2029 (A)	690	569
Rocket Mortgage LLC
4.000%, 10/15/2033 (A)	1,750	1,435
3.625%, 03/01/2029 (A)	3,559	3,081
2.875%, 10/15/2026 (A)	315	282
Ryan Specialty Group LLC
4.375%, 02/01/2030 (A)	3,594	3,235
Sitka Holdings LLC
5.506%, ICE LIBOR USD 3 Month + 4.500%, 07/06/2026 (A)(D)	1,050	1,019
Starwood Property Trust
3.625%, 07/15/2026 (A)	190	177
United Wholesale Mortgage LLC
5.750%, 06/15/2027 (A)	2,410	2,172
VistaJet Malta Finance
6.375%, 02/01/2030 (A)	9,084	7,722
Voya Financial
4.700%, ICE LIBOR USD 3 Month + 2.084%, 01/23/2048 (D)	1,183	1,008
WeWork
7.875%, 05/01/2025 (A)	5,430	4,534

		143,048

Health Care — 3.9%
Acadia Healthcare
5.500%, 07/01/2028 (A)	449	444
5.000%, 04/15/2029 (A)	2,281	2,214
Avantor Funding
4.625%, 07/15/2028 (A)	1,103	1,074
Catalent Pharma Solutions
3.125%, 02/15/2029 (A)	848	761
Centene
4.625%, 12/15/2029	2,453	2,418
2.500%, 03/01/2031	5,942	5,066

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Centene Corp
2.625%, 08/01/2031	$1,825	$1,566
CHS
8.000%, 03/15/2026 (A)	170	170
6.875%, 04/01/2028 (A)	3,888	2,663
6.125%, 04/01/2030 (A)	551	401
6.000%, 01/15/2029 (A)	490	444
5.250%, 05/15/2030 (A)	2,617	2,254
4.750%, 02/15/2031 (A)	2,001	1,614
DaVita
4.625%, 06/01/2030 (A)	595	517
3.750%, 02/15/2031 (A)	995	815
Embecta
6.750%, 02/15/2030 (A)	455	444
Emergent BioSolutions
3.875%, 08/15/2028 (A)	522	413
Encompass Health
4.750%, 02/01/2030	2,499	2,287
4.625%, 04/01/2031	80	71
4.500%, 02/01/2028	1,325	1,232
Endo DAC
9.500%, 07/31/2027 (A)	2,088	501
6.000%, 06/30/2028 (A)	2,293	149
Endo Luxembourg Finance I Sarl
6.125%, 04/01/2029 (A)	1,905	1,448
Global Medical Response
6.500%, 10/01/2025 (A)	4,802	4,610
HCA
5.875%, 02/15/2026	6,105	6,410
5.875%, 02/01/2029	1,385	1,465
5.625%, 09/01/2028	227	238
5.375%, 09/01/2026	460	479
5.250%, 04/15/2025	888	921
3.500%, 09/01/2030	2,710	2,471
HealthEquity
4.500%, 10/01/2029 (A)	108	101
Hologic
3.250%, 02/15/2029 (A)	1,062	956
IQVIA
5.000%, 10/15/2026 (A)	1,190	1,187
Jazz Securities DAC
4.375%, 01/15/2029 (A)	425	410
Lannett
7.750%, 04/15/2026 (A)	4,515	1,941
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)(F)	850	336
5.500%, 04/15/2025 (A)(F)	595	235
MEDNAX
5.375%, 02/15/2030 (A)	3,632	3,191
ModivCare Escrow Issuer
5.000%, 10/01/2029 (A)	1,735	1,569

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Molina Healthcare
4.375%, 06/15/2028 (A)	$3,433	$3,313
Owens & Minor
6.625%, 04/01/2030 (A)	1,695	1,676
4.500%, 03/31/2029 (A)	568	513
Par Pharmaceutical
7.500%, 04/01/2027 (A)	5,570	4,359
PRA Health Sciences
2.875%, 07/15/2026 (A)	2,226	2,087
Prestige Brands
5.125%, 01/15/2028 (A)	500	480
Syneos Health
3.625%, 01/15/2029 (A)	4,379	3,853
Tenet Healthcare
6.250%, 02/01/2027 (A)	1,338	1,338
5.125%, 11/01/2027 (A)	920	913
4.875%, 01/01/2026 (A)	4,146	4,137
4.625%, 09/01/2024 (A)	45	45
4.625%, 06/15/2028 (A)	3,743	3,602
4.375%, 01/15/2030 (A)	1,165	1,087
4.250%, 06/01/2029 (A)	2,668	2,506
Varex Imaging
7.875%, 10/15/2027 (A)	1,920	1,946

		87,341

Industrials — 8.3%
ACCO Brands
4.250%, 03/15/2029 (A)	950	815
ADT Security
4.875%, 07/15/2032 (A)	2,663	2,313
4.125%, 08/01/2029 (A)	520	463
Allison Transmission
5.875%, 06/01/2029 (A)	855	857
4.750%, 10/01/2027 (A)	2,356	2,253
3.750%, 01/30/2031 (A)	2,422	2,074
American Airlines
5.750%, 04/20/2029 (A)	5,947	5,746
5.500%, 04/20/2026 (A)	3,223	3,188
American Airlines Group
3.750%, 03/01/2025 (A)	2,248	2,007
APi Escrow
4.750%, 10/15/2029 (A)	234	206
APi Group DE
4.125%, 07/15/2029 (A)	365	314
ARD Finance
6.500%cash/7.250% PIK, 06/30/2027 (A)	3,738	2,934
Ardagh Metal Packaging Finance USA LLC
3.250%, 09/01/2028 (A)	1,352	1,203
Ardagh Packaging Finance
5.250%, 04/30/2025 (A)	2,581	2,570
5.250%, 08/15/2027 (A)	1,170	977

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.125%, 08/15/2026 (A)	$1,285	$1,195
Artera Services LLC
9.033%, 12/04/2025 (A)	5,655	4,468
ATS Automation Tooling Systems
4.125%, 12/15/2028 (A)	493	440
Avis Budget Car Rental LLC
5.750%, 07/15/2027 (A)	840	807
5.375%, 03/01/2029 (A)	381	349
4.750%, 04/01/2028 (A)	50	45
Bombardier
7.875%, 04/15/2027 (A)	4,400	4,014
7.500%, 03/15/2025 (A)	733	704
7.125%, 06/15/2026 (A)	772	705
Builders FirstSource
5.000%, 03/01/2030 (A)	1,297	1,216
4.250%, 02/01/2032 (A)	353	315
BWAY Holding Co
7.250%, 04/15/2025 (A)	6,563	6,343
5.500%, 04/15/2024 (A)	135	133
BWX Technologies
4.125%, 06/30/2028 (A)	692	626
4.125%, 04/15/2029 (A)	2,212	1,980
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	3,242	3,145
CEMEX Materials LLC
7.700%, 07/21/2025 (A)	2,820	2,941
Clean Harbors
4.875%, 07/15/2027 (A)	2,794	2,759
CoreCivic
8.250%, 04/15/2026	482	496
CP Atlas Buyer
7.000%, 12/01/2028 (A)	4,485	3,678
Deluxe
8.000%, 06/01/2029 (A)	4,090	3,625
Dun & Bradstreet
5.000%, 12/15/2029 (A)	146	133
Dycom Industries
4.500%, 04/15/2029 (A)	603	553
EnerSys
4.375%, 12/15/2027 (A)	892	810
EnPro Industries
5.750%, 10/15/2026	404	404
First Student Bidco
4.000%, 07/31/2029 (A)	35	31
Fortress Transportation and Infrastructure Investors LLC
9.750%, 08/01/2027 (A)	905	919
6.500%, 10/01/2025 (A)	735	718
5.500%, 05/01/2028 (A)	1,780	1,530
GFL Environmental
4.750%, 06/15/2029 (A)	318	290
4.375%, 08/15/2029 (A)	2,647	2,362

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, 08/01/2028 (A)	$614	$552
3.750%, 08/01/2025 (A)	490	476
3.500%, 09/01/2028 (A)	5,564	5,077
Global Infrastructure Solutions
7.500%, 04/15/2032 (A)	285	242
5.625%, 06/01/2029 (A)	580	486
GrafTech Finance
4.625%, 12/15/2028 (A)	3,535	3,235
Graham Packaging
7.125%, 08/15/2028 (A)	312	256
Granite US Holdings
11.000%, 10/01/2027 (A)	3,162	3,071
Griffon
5.750%, 03/01/2028	770	743
H&E Equipment Services
3.875%, 12/15/2028 (A)	3,950	3,446
Harsco
5.750%, 07/31/2027 (A)	766	660
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	3,479	3,455
Herc Holdings
5.500%, 07/15/2027 (A)	415	416
Hertz
5.000%, 12/01/2029 (A)	493	433
4.625%, 12/01/2026 (A)	758	694
Icahn Enterprises
6.250%, 05/15/2026	1,831	1,840
4.375%, 02/01/2029	916	831
IEA Energy Services LLC
6.625%, 08/15/2029 (A)	2,115	1,824
Imola Merger
4.750%, 05/15/2029 (A)	1,669	1,567
JELD-WEN
6.250%, 05/15/2025 (A)	235	236
4.875%, 12/15/2027 (A)	297	271
4.625%, 12/15/2025 (A)	560	517
Korn Ferry
4.625%, 12/15/2027 (A)	3,475	3,336
LABL
10.500%, 07/15/2027 (A)	480	462
6.750%, 07/15/2026 (A)	640	618
Madison IAQ LLC
5.875%, 06/30/2029 (A)	555	434
4.125%, 06/30/2028 (A)	290	266
MasTec
4.500%, 08/15/2028 (A)	825	787
Mileage Plus Holdings LLC
6.500%, 06/20/2027 (A)	3,612	3,666
MIWD Holdco II LLC
5.500%, 02/01/2030 (A)	190	162
Moog
4.250%, 12/15/2027 (A)	1,212	1,148

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nielsen Finance LLC
5.625%, 10/01/2028 (A)	$385	$382
4.500%, 07/15/2029 (A)	160	151
Pactiv Evergreen Group Issuer
4.000%, 10/15/2027 (A)	6,292	5,694
Pactiv Evergreen Group Issuer LLC
4.375%, 10/15/2028 (A)	1,755	1,581
PGT Innovations
4.375%, 10/01/2029 (A)	233	208
Raytheon Technologies
3.030%, 03/15/2052	1,260	987
2.820%, 09/01/2051	215	161
Science Applications International
4.875%, 04/01/2028 (A)	3,734	3,546
Sensata Technologies
5.625%, 11/01/2024 (A)	80	82
3.750%, 02/15/2031 (A)	172	154
Sensata Technologies BV
4.000%, 04/15/2029 (A)	1,025	976
Signature Aviation US Holdings
4.000%, 03/01/2028 (A)	1,806	1,772
Spirit AeroSystems
7.500%, 04/15/2025 (A)	440	444
5.500%, 01/15/2025 (A)	240	237
4.600%, 06/15/2028	3,775	3,077
3.950%, 06/15/2023	2,288	2,208
SRM Escrow Issuer LLC
6.000%, 11/01/2028 (A)	1,370	1,279
Standard Industries
4.750%, 01/15/2028 (A)	1,415	1,342
3.375%, 01/15/2031 (A)	139	117
Stericycle
3.875%, 01/15/2029 (A)	503	457
Summit Materials LLC
5.250%, 01/15/2029 (A)	2,363	2,231
Terex
5.000%, 05/15/2029 (A)	385	358
TK Elevator US Newco
5.250%, 07/15/2027 (A)	1,719	1,676
TransDigm
8.000%, 12/15/2025 (A)	851	888
6.250%, 03/15/2026 (A)	5,486	5,581
5.500%, 11/15/2027	3,161	3,026
4.625%, 01/15/2029	860	771
Trident TPI Holdings
9.250%, 08/01/2024 (A)(G)	2,459	2,367
TriMas
4.125%, 04/15/2029 (A)	522	470
Triumph Group
8.875%, 06/01/2024 (A)	45	47
7.750%, 08/15/2025	1,825	1,573
6.250%, 09/15/2024 (A)	115	110

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	$250	$246
5.500%, 08/15/2026 (A)	976	970
Tutor Perini
6.875%, 05/01/2025 (A)	10,721	9,971
Uber Technologies
7.500%, 09/15/2027 (A)	305	315
6.250%, 01/15/2028 (A)	2,674	2,663
4.500%, 08/15/2029 (A)	424	383
United Airlines
4.625%, 04/15/2029 (A)	2,255	2,116
4.375%, 04/15/2026 (A)	4,910	4,738
United Rentals North America
5.500%, 05/15/2027	382	385
Vertiv Group
4.125%, 11/15/2028 (A)	1,298	1,154
Wabash National
4.500%, 10/15/2028 (A)	415	338
Welbilt
9.500%, 02/15/2024	300	301
WESCO Distribution
7.250%, 06/15/2028 (A)	913	959
7.125%, 06/15/2025 (A)	556	577
Western Global Airlines LLC
10.375%, 08/15/2025 (A)	1,990	2,015

		187,945

Information Technology — 4.3%
ACI Worldwide
5.750%, 08/15/2026 (A)	667	665
Ahead DB Holdings LLC
6.625%, 05/01/2028 (A)	3,402	2,903
ams-OSRAM
7.000%, 07/31/2025 (A)	2,573	2,565
Apple
2.700%, 08/05/2051	395	309
2.650%, 05/11/2050	4,410	3,437
2.650%, 02/08/2051	740	572
2.550%, 08/20/2060	763	551
2.375%, 02/08/2041	705	558
Avaya
6.125%, 09/15/2028 (A)	5,241	3,660
Black Knight InfoServ LLC
3.625%, 09/01/2028 (A)	372	352
Block
3.500%, 06/01/2031 (A)	470	403
Bread Financial Holdings
4.750%, 12/15/2024 (A)	1,341	1,270
Castle US Holding
9.500%, 02/15/2028 (A)	2,110	1,854
CDW LLC
4.250%, 04/01/2028	420	401

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.250%, 02/15/2029	$270	$238
Ciena
4.000%, 01/31/2030 (A)	1,600	1,472
Clarivate Science Holdings
4.875%, 07/01/2029 (A)	326	292
3.875%, 07/01/2028 (A)	1,630	1,478
CommScope
7.125%, 07/01/2028 (A)	3,035	2,565
4.750%, 09/01/2029 (A)	694	614
CommScope Finance LLC
8.250%, 03/01/2027 (A)	7,599	6,685
6.000%, 03/01/2026 (A)	970	948
CommScope Technologies LLC
6.000%, 06/15/2025 (A)	3,998	3,724
5.000%, 03/15/2027 (A)	340	284
Condor Merger Sub
7.375%, 02/15/2030 (A)	4,480	3,922
Conduent Business Services LLC
6.000%, 11/01/2029 (A)	580	513
Elastic
4.125%, 07/15/2029 (A)	3,619	3,167
Entegris
4.375%, 04/15/2028 (A)	1,372	1,279
3.625%, 05/01/2029 (A)	2,529	2,236
Entegris Escrow
4.750%, 04/15/2029 (A)	2,273	2,162
Gartner
4.500%, 07/01/2028 (A)	335	326
3.750%, 10/01/2030 (A)	83	77
3.625%, 06/15/2029 (A)	295	269
Go Daddy Operating LLC
5.250%, 12/01/2027 (A)	2,784	2,767
3.500%, 03/01/2029 (A)	1,059	978
II-VI
5.000%, 12/15/2029 (A)	5,634	5,282
Microsoft
2.675%, 06/01/2060	763	584
Minerva Merger Sub
6.500%, 02/15/2030 (A)	220	202
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (B)(F)	10,706	–
NCR
6.125%, 09/01/2029 (A)	735	699
5.750%, 09/01/2027 (A)	740	717
5.125%, 04/15/2029 (A)	378	361
5.000%, 10/01/2028 (A)	238	224
ON Semiconductor
3.875%, 09/01/2028 (A)	553	525
Open Text Holdings
4.125%, 02/15/2030 (A)	4,391	4,062
Paysafe Finance
4.000%, 06/15/2029 (A)	5,116	3,990

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Plantronics
4.750%, 03/01/2029 (A)	$304	$309
Presidio Holdings
4.875%, 02/01/2027 (A)	425	415
PTC
4.000%, 02/15/2028 (A)	3,416	3,259
Seagate HDD Cayman
5.750%, 12/01/2034	2,672	2,591
3.375%, 07/15/2031	2,523	2,165
SS&C Technologies
5.500%, 09/30/2027 (A)	1,191	1,190
Synaptics
4.000%, 06/15/2029 (A)	3,020	2,718
Veritas US
7.500%, 09/01/2025 (A)	6,620	5,822
ViaSat
6.500%, 07/15/2028 (A)	3,575	3,011
5.625%, 04/15/2027 (A)	1,250	1,204
Virtusa
7.125%, 12/15/2028 (A)	2,365	1,987
Xerox Holdings
5.500%, 08/15/2028 (A)	442	402

		97,215

Materials — 5.9%
Alcoa Nederland Holding BV
6.125%, 05/15/2028 (A)	200	203
5.500%, 12/15/2027 (A)	200	201
Allegheny Technologies
5.875%, 12/01/2027	276	266
5.125%, 10/01/2031	137	124
4.875%, 10/01/2029	267	240
Arconic
6.125%, 02/15/2028 (A)	1,882	1,845
6.000%, 05/15/2025 (A)	395	404
Ashland LLC
6.875%, 05/15/2043	1,384	1,464
ASP Unifrax Holdings
5.250%, 09/30/2028 (A)	3,778	3,412
Axalta Coating Systems LLC
4.750%, 06/15/2027 (A)	699	666
3.375%, 02/15/2029 (A)	358	315
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	3,275	2,943
Ball
3.125%, 09/15/2031	2,288	1,999
Big River Steel LLC
6.625%, 01/31/2029 (A)	367	369
Carpenter Technology
7.625%, 03/15/2030	103	102
6.375%, 07/15/2028	281	275

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CF Industries
5.150%, 03/15/2034	$1,330	$1,365
Chemours
5.750%, 11/15/2028 (A)	2,257	2,228
4.625%, 11/15/2029 (A)	2,634	2,381
Cleveland-Cliffs
4.875%, 03/01/2031 (A)	190	179
4.625%, 03/01/2029 (A)	460	427
Constellium
5.875%, 02/15/2026 (A)	1,112	1,100
Cornerstone Chemical
6.750%, 08/15/2024 (A)	12,005	11,063
Crown Americas LLC
4.750%, 02/01/2026	1,324	1,304
4.250%, 09/30/2026	2,602	2,556
CVR Partners
6.125%, 06/15/2028 (A)	1,274	1,218
Domtar
6.750%, 10/01/2028 (A)	3,090	3,029
Eldorado
6.250%, 09/01/2029 (A)	1,366	1,223
Element Solutions
3.875%, 09/01/2028 (A)	1,268	1,135
ERO Copper
6.500%, 02/15/2030 (A)	3,965	3,432
First Quantum Minerals
6.500%, 03/01/2024 (A)	1,887	1,882
Freeport-McMoRan
5.450%, 03/15/2043	2,561	2,519
5.400%, 11/14/2034	1,250	1,272
4.625%, 08/01/2030	1,704	1,648
GCP Applied Technologies
5.500%, 04/15/2026 (A)	920	918
Glatfelter
4.750%, 11/15/2029 (A)	267	192
INEOS Quattro Finance 2
3.375%, 01/15/2026 (A)	630	583
Infrabuild Australia Pty
12.000%, 10/01/2024 (A)	1,373	1,393
Innophos Holdings
9.375%, 02/15/2028 (A)	2,800	2,906
LSB Industries
6.250%, 10/15/2028 (A)	2,485	2,456
Methanex
5.125%, 10/15/2027	1,375	1,330
Mineral Resources
8.125%, 05/01/2027 (A)	2,145	2,215
Mineral Resources MTN
8.500%, 05/01/2030 (A)	1,892	1,919
8.000%, 11/01/2027 (A)	1,405	1,448
Mountain Province Diamonds
8.000%, 12/15/2022 (A)	4,565	4,445

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NMG Holding
7.125%, 04/01/2026 (A)	$4,635	$4,596
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(B)(F)(G)	3,290	–
NOVA Chemicals
5.250%, 06/01/2027 (A)	1,105	1,075
5.000%, 05/01/2025 (A)	1,451	1,430
4.875%, 06/01/2024 (A)	535	525
4.250%, 05/15/2029 (A)	385	342
Novelis
4.750%, 01/30/2030 (A)	470	446
3.875%, 08/15/2031 (A)	3,064	2,673
3.250%, 11/15/2026 (A)	288	264
OI European Group BV
4.750%, 02/15/2030 (A)	3,291	2,892
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	561	553
5.875%, 08/15/2023 (A)	752	760
Polar US Borrower LLC
6.750%, 05/15/2026 (A)	6,205	4,981
Rain CII Carbon LLC
7.250%, 04/01/2025 (A)	5,015	4,819
SCIH Salt Holdings
6.625%, 05/01/2029 (A)	11,171	9,998
4.875%, 05/01/2028 (A)	3,336	3,099
Scotts Miracle-Gro
5.250%, 12/15/2026	121	117
4.500%, 10/15/2029	134	120
4.375%, 02/01/2032	366	302
4.000%, 04/01/2031	391	326
Tacora Resources
8.250%, 05/15/2026 (A)	2,445	2,333
Taseko Mines
7.000%, 02/15/2026 (A)	2,943	2,827
Trinseo Materials Operating SCA
5.375%, 09/01/2025 (A)	975	927
5.125%, 04/01/2029 (A)	284	237
Tronox
4.625%, 03/15/2029 (A)	2,384	2,187
U.S. Steel
6.875%, 03/01/2029	1,467	1,467
Venator Finance Sarl
9.500%, 07/01/2025 (A)	1,716	1,768
5.750%, 07/15/2025 (A)	8,028	6,944
WR Grace Holdings LLC
5.625%, 08/15/2029 (A)	177	145
4.875%, 06/15/2027 (A)	390	365

		133,112

Real Estate — 1.5%
American Tower
3.700%, 10/15/2049	245	195

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.100%, 06/15/2050	$905	$653
2.950%, 01/15/2051	900	632
Cushman & Wakefield US Borrower LLC
6.750%, 05/15/2028 (A)	706	710
Diversified Healthcare Trust
9.750%, 06/15/2025	2,000	2,099
4.375%, 03/01/2031	1,155	906
Iron Mountain
5.250%, 03/15/2028 (A)	281	273
5.250%, 07/15/2030 (A)	1,145	1,094
5.000%, 07/15/2028 (A)	400	389
4.875%, 09/15/2029 (A)	2,818	2,665
4.500%, 02/15/2031 (A)	424	380
Lamar Media
4.000%, 02/15/2030	877	812
Outfront Media Capital LLC
5.000%, 08/15/2027 (A)	766	716
4.250%, 01/15/2029 (A)	2,710	2,337
Prologis
3.000%, 04/15/2050	705	554
Realogy Group LLC
5.250%, 04/15/2030 (A)	620	539
RHP Hotel Properties
4.750%, 10/15/2027	1,277	1,226
4.500%, 02/15/2029 (A)	447	417
SBA Communications
3.125%, 02/01/2029	2,279	2,027
Service Properties Trust
5.500%, 12/15/2027	740	658
4.950%, 02/15/2027	5,143	4,275
4.500%, 06/15/2023	872	846
4.375%, 02/15/2030	955	702
3.950%, 01/15/2028	2,059	1,595
Uniti Group
6.000%, 01/15/2030 (A)	2,187	1,746
VICI Properties
5.750%, 02/01/2027 (A)	357	356
5.625%, 05/01/2024 (A)	315	318
4.625%, 06/15/2025 (A)	411	401
4.625%, 12/01/2029 (A)	855	804
4.500%, 09/01/2026 (A)	225	215
4.500%, 01/15/2028 (A)	175	163
4.250%, 12/01/2026 (A)	687	652
4.125%, 08/15/2030 (A)	2,911	2,670
3.875%, 02/15/2029 (A)	396	356
3.750%, 02/15/2027 (A)	885	823
3.500%, 02/15/2025 (A)	39	37

		35,241

Utilities — 1.6%
AmeriGas Partners
5.875%, 08/20/2026	235	239

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.500%, 05/20/2025	$500	$495
Calpine
5.000%, 02/01/2031 (A)	275	245
4.625%, 02/01/2029 (A)	390	339
4.500%, 02/15/2028 (A)	4,738	4,529
Clearway Energy Operating LLC
3.750%, 02/15/2031 (A)	3,155	2,784
NRG Energy
6.625%, 01/15/2027	1,108	1,137
5.250%, 06/15/2029 (A)	610	595
3.875%, 02/15/2032 (A)	1,758	1,547
3.625%, 02/15/2031 (A)	5,080	4,471
3.375%, 02/15/2029 (A)	515	458
Pattern Energy Operations
4.500%, 08/15/2028 (A)	2,060	1,934
PG&E
5.250%, 07/01/2030	3,204	2,956
5.000%, 07/01/2028	412	389
Pike
5.500%, 09/01/2028 (A)	4,320	3,654
Solaris Midstream Holdings LLC
7.625%, 04/01/2026 (A)	1,584	1,584
Vistra
7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.740%(A)(D)(E)	435	417
Vistra Operations LLC
5.625%, 02/15/2027 (A)	635	635
5.000%, 07/31/2027 (A)	4,395	4,300
4.375%, 05/01/2029 (A)	2,520	2,350
4.300%, 07/15/2029 (A)	1,401	1,310

		36,368

Total Corporate Obligations
(Cost $1,860,754) ($ Thousands)		1,698,685

LOAN PARTICIPATIONS — 10.0%
1236904 B.C. LTD., Initial Term Loan, 1st Lien
6.560%, LIBOR + 5.500%, 03/04/2027 (D)	4,036	3,913
19th Holdings Golf, LLC, Initial Term Loan, 1st Lien
4.148%, CME Term SOFR + 3.250%, 02/07/2029 (B)(D)	2,645	2,486
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien
5.813%, LIBOR + 4.750%, 04/20/2028 (D)	5,672	5,648

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
ACProducts Holdings, Inc., Initial Term Loan, 1st Lien
4.750%, LIBOR + 4.250%, 05/17/2028 (D)	$596	$478
Adient US LLC, Term B-1 Loan, 1st Lien
4.310%, 04/10/2028	516	487
AgroFresh, 1st Lien
7.310%, 12/31/2024 (D)	2,141	2,101
Alchemy US Holdco 1, LLC, Initial Term Loan, 1st Lien
6.560%, LIBOR + 5.500%, 10/10/2025 (D)	1,696	1,657
Alvogen Pharma US, Inc., January 2020 Loan, 1st Lien
6.260%, LIBOR + 5.250%, 12/31/2023 (D)	3,262	2,944
American Trailer World Corp., Initial Term Loan, 1st Lien
4.634%, CME Term SOFR + 3.500%, 03/03/2028 (D)	693	619
ANI Technologies, Term Loan, 1st Lien
6.715%, 12/15/2026	3,956	3,575
AP Core Holdings II, LLC, Term B-1 Loan, 1st Lien
6.560%, LIBOR + 5.500%, 09/01/2027 (D)	1,144	1,081
AP Core Holdings II, LLC, Term B-2 Loan, 1st Lien
6.560%, LIBOR + 5.500%, 09/01/2027 (D)	1,897	1,807
Apollo Commercial Real Estate Finance, Inc., Term B-1 Loan, 1st Lien
4.461%, LIBOR + 3.500%, 03/11/2028 (B)(D)	1,388	1,291
Applied Systems, Inc., Closing Date Term Loan, 1st Lien
4.006%, LIBOR + 3.000%, 09/19/2024 (D)(H)	2,125	2,063
Arctic Canadian Diamond Company, 2nd Lien
17.500%, 12/31/2027 (B)	1,744	1,744
ASP Unifrax Holdings, Inc., USD Term Loan, 1st Lien
4.733%, LIBOR + 3.750%, 12/12/2025 (D)	1,094	1,013
Bausch Health Companies Inc., Second Amendment Term Loan, 1st Lien
6.140%, CME Term SOFR + 5.250%, 02/01/2027 (D)	3,705	3,381
Blackhawk Network, Temr Loan, 2nd Lien
7.875%, 06/15/2026	2,412	2,364
BoardRiders Inc., Tranche A Loan, 1st Lien
9.371%, 10/23/2023 (B)	611	599

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
BoardRiders Inc., Tranche B-2 Loan, 1st Lien
9.371%, 04/23/2024	$2,927	$2,703
Bright Bidco B.V., 2018 Refinancing Term B Loan
4.774%, 06/30/2024 (H)	1,919	850
Byju's, Term Loan, 1st Lien
7.006%, 11/24/2026	3,402	3,079
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
3.810%, LIBOR + 2.750%, 12/23/2024 (D)(H)	4,241	4,154
Carecentrix, Term Loan, 1st Lien
5.303%, 04/03/2025 (D)	1,344	1,306
Carestream Health, Extended Loan, 2nd Lien
13.506%, 08/08/2023 (G)	4,563	3,909
Carestream, Extended Loan, 1st Lien
7.756%, 05/08/2023 (G)	1,963	1,939
Cincinnati Bell Inc., Term B-2 Loan, 1st Lien
3.801%, CME Term SOFR + 3.000%, 11/22/2028 (D)	180	174
Claire's Stores, Inc., Initial Term Loan, 1st Lien
7.560%, LIBOR + 6.500%, 12/18/2026 (D)	2,006	1,930
ClubCorp Holdings, Inc., Term B Loan, 1st Lien
3.756%, LIBOR + 2.750%, 09/18/2024 (D)(H)	2,440	2,288
Clydesdale Acquisition Holdings, Inc., Term B Loan, 1st Lien
5.384%, CME Term SOFR + 4.250%, 04/13/2029 (D)(H)	1,117	1,061
ConvergeOne Holdings, Corp., Initial Term Loan, 1st Lien
6.060%, LIBOR + 5.000%, 01/04/2026 (D)(H)	4,204	3,731
Delivery Hero, Term Loan, 1st Lien
0.000%, 08/12/2027 (H)	1,772	1,667
Delta Topco, Inc., Initial Term Loan, 2nd Lien
8.000%, LIBOR + 7.250%, 12/01/2028 (D)(H)	1,518	1,432
DexKo Global Inc., Closing Date Dollar Term Loan, 1st Lien
4.717%, LIBOR + 3.750%, 10/04/2028 (D)	504	471
DexKo Global Inc., Delayed Draw Dollar Term Loan, 1st Lien
4.756%, LIBOR + 3.750%, 10/04/2028 (D)	96	90

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Diamond Sports Group, LLC, Term Loan, 1st Lien
9.000%, CME Term SOFR + 8.000%, 05/25/2026 (D)(H)	$798	$801
DIRECTV Financing, LLC, Closing Date Term Loan, 1st Lien
6.060%, LIBOR + 5.000%, 08/02/2027 (D)	783	756
DMT Solutions Global Corporation, Initial Term Loan, 1st Lien
8.500%, 07/02/2024 (D)	1,005	946
DMT Solutions Global Corporation, Term Loan, 1st Lien
8.500%, 07/02/2024 (D)	1,017	957
East Valley Tourist Development Authority , Term Loan, 1st Lien
9.000%, LIBOR + 7.500%, 11/23/2026 (B)(D)	4,716	4,669
Emerald Expositions Holding, Inc., Initial Term Loan, 1st Lien
3.560%, 05/22/2024	1,686	1,605
Enterprise Development Authority, Term B Loan, 1st Lien
5.310%, LIBOR + 4.250%, 02/28/2028 (D)	4,171	4,046
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
4.810%, LIBOR + 3.750%, 10/10/2025 (D)(G)(H)	10,107	3,911
Epic Crude Services, LP, Term Loan, 1st Lien
7.080%, LIBOR + 5.000%, 03/02/2026 (D)	1,549	1,332
Epic Y-Grade Services, 1st Lien
8.080%, 06/30/2027 (D)(H)	10,360	8,703
eResearchTechnology, Inc., Initial Term Loan, 1st Lien
5.560%, LIBOR + 4.500%, 02/04/2027 (D)(H)	—	—
First Student Bidco Inc., Initial Term B Loan, 1st Lien
3.983%, LIBOR + 3.000%, 07/21/2028 (D)(H)	426	400
First Student Bidco Inc., Initial Term C Loan, 1st Lien
3.983%, LIBOR + 3.000%, 07/21/2028 (D)(H)	158	148
Foresight Energy Operating LLC, Tranche A Term Loan, 1st Lien
9.500%, LIBOR + 8.000%, 06/30/2027 (B)(D)	417	412

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Genesys Cloud Services Holdings I, LLC, Initial Dollar Term Loan (2020), 1st Lien
5.060%, LIBOR + 4.000%, 12/01/2027 (D)	$503	$488
Geon Performance Solutions, LLC, Initial Term Loan, 1st Lien
5.560%, LIBOR + 4.500%, 08/18/2028 (D)	796	774
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
5.310%, LIBOR + 4.250%, 03/14/2025 (D)(H)	787	749
Grab Holdings, Inc., Initial Term Loan, 1st Lien
5.500%, LIBOR + 4.500%, 01/29/2026 (D)	5,809	5,332
Graham Packaging Company Inc., Initial Term Loan (2021), 1st Lien
4.060%, LIBOR + 3.000%, 08/04/2027 (D)	537	509
Gulf Finance, LLC, Term Loan, 1st Lien
7.750%, LIBOR + 6.750%, 08/25/2026 (D)	3,788	2,740
Hercules Achievement, Inc. (Varsity Brands Holding Co., Inc.), Initial Term Loan, 1st Lien
4.560%, LIBOR + 3.500%, 12/16/2024 (D)	476	452
Hudson River Trading LLC, Term Loan, 1st Lien
4.149%, CME Term SOFR + 3.000%, 03/20/2028 (D)	712	678
Hyland Software, Inc., 2018 Refinancing Term Loan, 1st Lien
4.560%, LIBOR + 3.500%, 07/01/2024 (D)	2,957	2,880
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
4.060%, LIBOR + 3.000%, 05/01/2026 (D)	643	615
IRB Holding Corp., 2020 Replacement Term B Loan, 1st Lien
3.756%, LIBOR + 2.750%, 02/05/2025 (D)(H)	2,140	2,049
JC Penney, 1st Lien
5.250%, LIBOR + 4.250%, 06/23/2023 (B)(F)	3,751	—
Journey Personal Care, 1st Lien
5.256%, 03/01/2028 (D)	3,742	3,106
Jump Financial, LLC, Term Loan, 1st Lien
5.649%, CME Term SOFR + 4.500%, 08/07/2028 (D)	6,516	6,158

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
KNS Acquisition Corp., Initial Term Loan, 1st Lien
7.256%, LIBOR + 6.250%, 04/21/2027 (D)	$3,407	$3,185
LABL, Inc., Initial Dollar Term Loan, 1st Lien
6.060%, LIBOR + 5.000%, 10/29/2028 (D)	492	461
LifeScan Global Corporation, Initial Term Loan, 1st Lien
6.962%, LIBOR + 6.000%, 10/01/2024 (D)	9,514	8,806
Lightstone Holdco LLC, Non-Extended Term B Loan, 1st Lien
4.989%, LIBOR + 3.750%, 01/30/2024 (D)	2,020	1,846
Lightstone Holdco LLC, Non-Extended Term C Loan, 1st Lien
4.989%, LIBOR + 3.750%, 01/30/2024 (D)	114	104
LSF9 Atlantis Holdings, LLC, Term Loan, 1st Lien
8.000%, CME Term SOFR + 7.250%, 03/31/2029 (D)(H)	686	626
Madison IAQ LLC, Initial Term Loan, 1st Lien
4.524%, LIBOR + 3.250%, 06/21/2028 (D)	441	417
Magnite, Inc., Initial Term Loan, 1st Lien
5.810%, LIBOR + 5.000%, 04/28/2028 (D)	1,147	1,107
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
8.375%, Euribor + 3.250%, 02/16/2025	6,783	6,630
Mauser Packaging Solutions Holding Company, Initial Term Loan, 1st Lien
4.050%, LIBOR + 3.250%, 04/03/2024 (D)	2,029	1,948
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
6.205%, LIBOR + 4.750%, 08/18/2028 (B)(D)(G)	1,880	1,833
McAfee Corp., Tranche B-1 Term Loan, 1st Lien
4.842%, CME Term SOFR + 4.000%, 03/01/2029 (D)	1,052	996
Medline Borrower, LP, Initial Dollar Term Loan, 1st Lien
4.310%, LIBOR + 3.250%, 10/23/2028 (D)	291	281
Mitnick Corporate Purchaser, Inc., Initial Term Loan, 1st Lien
5.824%, CME Term SOFR + 4.750%, 05/02/2029 (D)	1,297	1,257

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
MLN US HoldCo LLC, Term B Loan, 1st Lien
5.303%, LIBOR + 4.500%, 11/30/2025 (D)	$1,157	$953
Monitronics International Inc., Term Loan, 1st Lien
8.750%, 03/29/2024	382	244
Mountaineer Merger Corp, Term Loan, 1st Lien
8.335%, 10/26/2028 (B)(D)(H)	2,545	2,443
MultiPlan, Term Loan, 1st Lien
5.825%, 09/01/2028	1,374	1,295
Naked Juice LLC, Initial Loan, 2nd Lien
6.751%, CME Term SOFR + 6.000%, 01/24/2030 (D)	2,015	1,927
Nexus Buyer LLC, Initial Term Loan, 2nd Lien
7.095%, LIBOR + 6.250%, 11/05/2029 (D)	1,140	1,104
Nine West Holdings Inc., Term Loan
9.006%, 03/20/2024	910	746
8.934%, 03/20/2024	977	801
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
4.006%, LIBOR + 3.000%, 10/01/2025 (D)	730	705
Olympus Water US Holding Corporation, Initial Dollar Term Loan, 1st Lien
4.813%, LIBOR + 3.750%, 11/09/2028 (D)	272	259
Optiv Inc., Initial Term Loan, 1st Lien
4.250%, LIBOR + 3.250%, 02/01/2024	458	443
Pactiv Evergreen Inc., Tranche B-3 U.S. Term Loan, 1st Lien
4.560%, LIBOR + 3.500%, 09/24/2028 (D)	194	184
Padagis LLC, Term B Loan, 1st Lien
5.719%, LIBOR + 4.750%, 07/06/2028 (D)(H)	1,279	1,233
Park River Holdings, Inc., Initial Term Loan, 1st Lien
4.217%, LIBOR + 3.250%, 12/28/2027	230	211
Petco Health and Wellness Company, Inc., Initial Term Loan, 1st Lien
4.256%, LIBOR + 3.250%, 03/03/2028 (D)	639	607
Phoenix Newco, Inc., Initial Term Loan, 1st Lien
4.310%, LIBOR + 3.250%, 11/15/2028 (D)	442	427

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Plantronics, Inc., Initial Term B Loan, 1st Lien
3.560%, LIBOR + 2.500%, 07/02/2025	$362	$355
PMHC II, Inc., Initial Term Loan, 1st Lien
5.287%, CME Term SOFR + 4.250%, 04/23/2029 (D)(H)	2,515	2,241
Polymer Additives, Inc., 1st Lien
7.239%, 07/31/2025	7,761	7,431
Quest Software US Holdings Inc., Initial Loan, 2nd Lien
8.724%, CME Term SOFR + 7.500%, 02/01/2030 (D)	1,091	1,021
Revlon Consumer Products Corporation, 2016 Term Loan, 1st Lien
4.250%, LIBOR + 3.500%, 09/07/2023 (B)(D)(F)	7,980	3,598
S&S Holdings LLC, Initial Term Loan, 1st Lien
5.803%, LIBOR + 5.000%, 03/11/2028 (D)(H)	1,638	1,554
Serta Simmons Bedding, LLC, Initial Exchange Term Loan (Super-Priority)
8.500%, 08/10/2023 (D)	132	95
Serta Simmons Bedding, LLC, Initial Exchange Term Loan (Super-Priority), 1st Lien
8.500%, LIBOR + 7.500%, 08/10/2023 (D)	550	397
Shutterfly, LLC, 2021 Refinancing Term B Loan, 1st Lien
6.060%, LIBOR + 5.000%, 09/25/2026 (D)(H)	327	280
SIJ LLC, 1st Lien
10.139%, 07/15/2026 (B)	785	745
Skillsoft Finance II, Inc., Initial Term Loan, 1st Lien
6.187%, CME Term SOFR + 5.250%, 07/14/2028 (D)	327	312
Smyrna Ready Mix Concrete, LLC, Initial Term Loan, 1st Lien
5.384%, CME Term SOFR + 4.250%, 04/02/2029 (D)(H)	1,826	1,753
SP PF Buyer LLC, Closing Date Term Loan, 1st Lien
5.560%, LIBOR + 4.500%, 12/22/2025 (D)	2,745	2,401
Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems, Inc and Onex Wind Finance LP.), 2021 Refinancing Term Loan, 1st Lien
4.810%, LIBOR + 3.750%, 01/15/2025 (D)	221	215

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
SPX Flow, Inc., Term Loan, 1st Lien
5.634%, CME Term SOFR + 4.500%, 04/05/2029 (D)(H)	$353	$331
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
6.286%, LIBOR + 5.000%, 04/16/2026 (D)	6,302	5,737
Summer (BC) Bidco B LLC, Additional Facility B2 (USD), 1st Lien
5.506%, LIBOR + 4.500%, 12/04/2026 (D)	158	148
Sunshine Luxembourg VII S.a r.l., Facility B3, 1st Lien
4.756%, LIBOR + 3.750%, 10/01/2026 (D)	1,521	1,456
SWF Holdings I Corp., Initial Term Loan, 1st Lien
4.928%, LIBOR + 4.000%, 10/06/2028 (D)	1,342	1,157
Syniverse Holdings, LLC, Initial Term Loan, 1st Lien
7.000%, 05/13/2027 (B)	2,660	2,381
Team Health Holdings, Inc., Extended Term Loan, 1st Lien
6.284%, CME Term SOFR + 5.250%, 03/02/2027 (D)	5,711	4,968
TK Elevator Midco GmbH, Facility B1 (USD), 1st Lien
4.019%, LIBOR + 3.500%, 07/30/2027 (D)(H)	425	409
Tortoise Borrower LLC, Initial Term Loan, 1st Lien
4.506%, LIBOR + 3.500%, 01/31/2025	1,834	1,154
Travelport Finance (Luxembourg) S.a r.l., 2021 Consented Term Loan, 1st Lien
6.006%, LIBOR + 5.000%, 05/29/2026 (D)(H)	1,748	1,391
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan (Priority), 1st Lien
2.506%, LIBOR + 1.500%, 02/28/2025 (D)(H)	1,344	1,328
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
4.506%, LIBOR + 3.500%, 03/31/2028 (D)	380	350
Tutor Perini Corporation, Term Loan, 1st Lien
5.750%, LIBOR + 3.500%, 08/18/2027 (B)	3,670	3,532

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
6.060%, LIBOR + 5.000%, 06/26/2026	$727	$579
USI, Inc., 2017 New Term Loan, 1st Lien
4.006%, LIBOR + 3.000%, 05/16/2024 (D)	1,000	974
Venator Finance S.A.R.L. (Venator Materials LLC), Initial Term Loan, 1st Lien
4.060%, LIBOR + 3.000%, 08/08/2024 (B)(D)	368	347
VeriFone Systems, Inc., Initial Term Loan, 1st Lien
5.524%, LIBOR + 4.000%, 08/20/2025 (D)	2,687	2,385
Wand Newco 3, Inc., Tranche B-1 Term Loan, 1st Lien
4.060%, LIBOR + 3.000%, 02/05/2026 (D)	1,331	1,259
White Cap Supply Holdings, LLC, Initial Closing Date Term Loan, 1st Lien
4.784%, CME Term SOFR + 3.750%, 10/19/2027 (D)	786	750
Wok Holdings Inc., Initial Term Loan, 1st Lien
7.825%, LIBOR + 6.250%, 03/01/2026	2,238	2,058
Woodford Express LLC, Initial Term Loan, 1st Lien
6.006%, LIBOR + 3.500%, 01/27/2025	3,804	3,723

Total Loan Participations
(Cost $246,244) ($ Thousands)		227,145

ASSET-BACKED SECURITIES — 9.3%
Other Asset-Backed Securities — 9.3%

Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9(I)
0.735%, ICE LIBOR USD 1 Month + 0.550%, 03/15/2019 (A)(B)(D)(F)	835	28
Ares XXXIV CLO, Ser 2020-2A, Cl FR
9.644%, ICE LIBOR USD 3 Month + 8.600%, 04/17/2033 (A)(B)(D)	2,304	1,797
B&M CLO, Ser 2014-1A, Cl E
6.794%, ICE LIBOR USD 3 Month + 5.750%, 04/16/2026 (A)(B)(D)	2,665	2,092
Battalion CLO VII, Ser 2014-7A, Cl SUB
0.000%, 07/17/2028 (A)(B)(C)(D)	4,614	138

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Battalion CLO VIII, Ser 2015-8A, Cl SUB
0.000%, 07/18/2030 (A)(B)(C)(D)	$4,378	$2,233
Battalion CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/25/2035 (A)(B)(C)(D)	6,380	5,168
Battalion CLO XI, Ser 2017-11A, Cl SUB
0.000%, 04/24/2034 (A)(B)(C)(D)	10,431	7,406
Battalion CLO XII, Ser 2018-12A, Cl SUB
0.000%, 05/17/2031 (A)(B)(C)(D)	8,633	5,137
Battalion CLO XIV, Ser 2019-14A
0.000%, 04/20/2032 (B)(C)	6,147	4,948
Battalion CLO XVI, Ser 2019-16A, Cl SUB
0.000%, 12/19/2032 (A)(B)(C)(D)	3,572	2,679
Battalion CLO XX, Ser 2021-20A, Cl SUB
0.000%, 07/15/2034 (B)(C)	8,543	7,069
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 07/20/2029 (A)(B)(C)(D)	2,640	475
Benefit Street Partners CLO IV
0.000%, 07/20/2026 *(A)(B)(J)	7	2,929
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(B)(J)	3,363	1,665
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(B)(J)	6,413	–
Benefit Street Partners CLO V, Ser 2018-5BA
0.000%, 04/20/2031 (B)(C)	10,301	4,460
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
0.000%, 10/18/2029 (A)(B)(C)(D)	9,535	3,681
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
0.000%, 07/18/2027 (B)(C)(D)	9,035	117
Benefit Street Partners CLO VIII
0.000%, 01/20/2031 (A)(B)(C)	9,000	3,780
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
0.000%, 04/20/2034 (A)(B)(C)(D)	10,939	5,469
Benefit Street Partners CLO XII, Ser 2017-12A, Cl SUB
0.000%, 10/15/2030 (A)(B)(C)(D)	10,091	3,936
Benefit Street Partners CLO XIV, Ser 2018-14A, Cl SUB
0.000%, 04/20/2031 (A)(B)(C)(D)	6,857	4,183
Benefit Street Partners CLO XVIII, Ser 2019-18A, Cl SUB
0.000%, 10/15/2034 (A)(B)(C)(D)	6,048	3,894
Benefit Street Partners CLO XX, Ser 2020-20A, Cl SUB
0.000%, 07/15/2034 (A)(B)(C)(D)	3,469	3,159
Benefit Street Partners CLO XXIII, Ser 2021-23A, Cl SUB
0.000%, 04/25/2034 (B)(C)	7,870	6,055
Cathedral Lake CLO III, Ser 2015-3A, Cl SUB
0.000%, 01/15/2026 (A)(B)(C)(D)	3,653	1,461

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Cathedral Lake V, Ser 2018-5A, Cl SUB
0.000%, 10/21/2030 (A)(B)(C)(D)	$5,673	$2,383
CVP Cascade CLO, Ser 2014-2A, Cl E
6.844%, ICE LIBOR USD 3 Month + 5.800%, 07/18/2026 (A)(B)(D)(F)	2,635	–
First Eagle Berkeley Fund CLO LLC, Ser 2016-1A, Cl SUB
0.000%, 10/25/2028 (A)(B)(C)(D)	21,812	7,198
Great Lakes CLO, Ser 2015-1A, Cl SUB
0.000%, 01/16/2030 (A)(B)(C)	6,015	2,749
Great Lakes CLO, Ser 2017-1A, Cl ER
8.544%, ICE LIBOR USD 3 Month + 7.500%, 10/15/2029 (A)(B)(D)	3,376	3,143
Great Lakes CLO, Ser 2018-1A, Cl ER
8.404%, ICE LIBOR USD 3 Month + 7.360%, 01/16/2030 (A)(B)(D)	4,328	3,945
Great Lakes CLO, Ser 2018-1A, Cl FR
11.044%, ICE LIBOR USD 3 Month + 10.000%, 01/16/2030 (A)(B)(D)(F)	1,595	1,392
IVY Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
0.000%, 07/20/2029 (A)(B)(C)(D)	1,149	1,025
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
8.114%, ICE LIBOR USD 3 Month + 7.070%, 04/18/2030 (A)(B)(D)	2,886	2,525
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
0.000%, 04/18/2030 (A)(B)(C)(D)	2,164	963
LCM Ltd
0.000%, 01/20/2032 (B)(C)	1,998	1,491
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
0.000%, 01/25/2030 (A)(B)(C)(D)	4,865	3,016
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
7.034%, ICE LIBOR USD 3 Month + 5.850%, 01/25/2030 (A)(B)(D)	3,201	2,849
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
0.000%, 10/17/2030 (A)(B)(C)(D)	5,235	2,199
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl INC
0.000%, 04/20/2033 (A)(B)(C)(D)	1,780	1,317
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl SPIN
0.114%, 04/20/2033 (A)(B)(D)	23	17
Neuberger Berman Loan Advisers CLO 38
0.000%, 10/20/2032 (B)(C)	5,458	4,167
Neuberger Berman Loan Advisers CLO 39
0.000%, 10/20/2032 (B)(C)	5,795	3,913
Neuberger Berman Loan Advisers CLO 41
0.000%, 10/20/2032 (B)(C)	3,394	2,620

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
NewStar Clarendon Fund CLO LLC, Ser 2015-1A, Cl E
7.234%, ICE LIBOR USD 3 Month + 6.050%, 01/25/2027 (A)(B)(D)	$3,057	$2,981
NewStar Exeter Fund CLO, Ser 2015-1RA, Cl E
8.263%, ICE LIBOR USD 3 Month + 7.200%, 01/20/2027 (A)(B)(D)	2,981	2,924
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
0.000%, 04/20/2030 (A)(B)(C)(D)	9,028	4,153
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
8.443%, ICE LIBOR USD 3 Month + 7.380%, 04/20/2030 (A)(B)(D)	4,200	3,950
OCP CLO, Ser 2017-14A, Cl SUB
0.000%, 11/20/2030 (A)(B)(C)(D)	3,012	1,627
OCP CLO, Ser 2020-19A, Cl SUB
0.000%, 10/20/2034 (A)(B)(C)(D)	1,876	1,790
OCP CLO, Ser 2021-21A, Cl SUB
0.000%, 07/20/2034 (B)(C)	7,945	5,782
Shackleton CLO, Ser 2014-6RA
0.000%, 07/17/2028 (B)(C)	6,412	192
Shackleton CLO, Ser 2019-14A, Cl SUB
0.000%, 07/20/2034 (A)(B)(C)(D)	3,251	2,081
TCP Whitney CLO, Ser 2017-1I, Cl SUB
0.000%, 08/20/2029 (B)(C)(D)	13,119	10,167
TCW CLO, Ser 2017-1A, Cl SUB
0.000%, 10/29/2034 (A)(B)(C)(D)	7,377	5,016
TCW CLO, Ser 2018-1A, Cl SUB
0.000%, 04/25/2031 (A)(B)(C)(D)	5,509	3,305
TCW CLO, Ser 2019-2A, Cl SUB
0.000%, 10/20/2032 (A)(B)(C)(D)	5,959	4,052
TCW CLO, Warehouse Note, Ser 2020-1
0.000%, (B)(C)	8,523	5,625
Venture 35 CLO, Ser 2018-35A, Cl SUB
0.000%, 10/22/2031 (A)(B)(C)(D)	15,819	6,011
Venture XXV CLO, Ser 2016-25A, Cl SUB
0.000%, 04/20/2029 (A)(B)(C)(D)	2,950	1,062
Venture XXVI CLO, Ser 2017-26A, Cl SUB
0.000%, 01/20/2029 (A)(B)(C)(D)	2,865	945
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
0.000%, 07/20/2030 (A)(B)(C)(D)	5,750	2,645
VOYA CLO, Ser 2020-2A
0.000%, 07/20/2031 (B)(C)	7,797	6,819
Wind River
0.000%, (B)(C)	11,611	8,621
		210,619

Total Asset-Backed Securities
(Cost $126,946) ($ Thousands)		210,619

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 1.5%
21st Century Oncology *(B)	22,017	$222
Aquity Equity *(B)	89,545	1,007
Arctic Canadian Diamond Co *(B)	1,633	—
Battalion Oil Corp *	128	2
Berry Corp	342,613	3,813
Cenveo Corp *(B)(G)	146,717	2,568
CHC Group LLC *	1,444	—
Civitas Resources Inc	3,377	258
Clear Channel Outdoor Holdings Inc, Cl A *	345,144	545
EP Energy Corp *	25,685	193
Frontier Communications Parent Inc *	24,654	639
Guitar Center *(B)(G)	24,502	4,676
Gulfport Energy Corp *	14,087	1,363
Gymboree Corp *(B)(G)	18,542	—
Gymboree Holding Corp *(B)(G)	52,848	—
iHeartMedia Inc, Cl A *	63,646	751
Intelsat Emergene SA *(B)	65,585	1,935
Intelsat Jackson (B)	13,734	—
Magnachip Semiconductor Corp *	38,119	743
Medical Card Systems *(B)	395,653	236
Monitronics International Inc *(B)	381,412	2,275
MYT Holding LLC *(B)	461,765	351
Neiman Marcus Group *(B)	9,899	1,683
Neiman Marcus Group *(B)(G)	1,051	179
Nine West *(B)	163,718	111
Noble Corp *	16,455	597
Oasis Petroleum Inc	11,342	1,800
Parker Drilling *(B)(G)	5,140	32
Parker Drilling Co *(B)(G)	138,594	866
Penney Borrower LLC *(B)	31,845	175
Propco Certificates *	210,522	3,000
Rue 21 *	2,551	255
SandRidge Energy Inc *	11,510	271
VICI Properties Inc ‡	84,624	2,611
Whiting Petroleum Corp	3,781	335
Windstream Services *(B)	46,229	728

Total Common Stock
(Cost $38,181) ($ Thousands)		34,220

PREFERRED STOCK — 0.7%
BoardRiders, 0.000% *(B)(C)(E)	336,591	395
Bowlero, 0.000% *(B)(C)(E)	1,940	1,940
Claire's Stores Inc, 0.000% *(B)(C)(E)	1,476	1,881
Crestwood Equity Partners, 9.250% (E)	224,639	2,183
FHLMC, 0.000% *(C)(E)	29,819	129
FNMA, 0.000% *(C)(E)	43,993	209
Foresight, 0.000% *(B)(C)(E)	60,593	1,061
Guitar Center Inc, 0.000% *(B)(C)(E)(G)	782	73
Gulfport Energy, 0.000% *(B)(C)(E)	43	297

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Continued)

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Ladenburg Thalmann Financial Services, 6.500%, 11/30/2027 *	102,399	$1,492
MPLX, 8.462%, 06/07/2029 *(B)	41,696	1,564
MYT Holding LLC, 10.000% (E)	516,164	560
Syniverse, 0.000% (B)(C)(E)	3,831,000	3,754

Total Preferred Stock
(Cost $14,574) ($ Thousands)		15,538

	Face Amount (Thousands)
CONVERTIBLE BONDS — 0.4%
Air Canada
4.000% , 07/01/2025	$400	540
DISH Network
3.375% , 08/15/2026	804	606
Liberty Interactive LLC
4.000% , 11/15/2029	2,293	1,559
3.750% , 02/15/2030	3,724	2,542
Pebblebrook Hotel Trust
1.750% , 12/15/2026	1,275	1,361
Silver Airways LLC
13.000% , 12/31/2027(B)	2,123	2,123

Total Convertible Bonds
(Cost $8,704) ($ Thousands)		8,731

	Number of Warrants
WARRANTS — 0.2%
Carestream
Strike Price $0.00 *‡‡(B)(G)	139	–
Chesapeake Energy Corp, Expires 02/12/2026
Strike Price $27.63 *	3,137	245
Chesapeake Energy Corp, Expires 02/12/2026
Strike Price $32.13 *	3,332	244
Chesapeake Energy Corp, Expires 02/12/2026
Strike Price $36.18 *	2,106	147
Guitar Center Tranche I, Expires 12/22/2070
Strike Price $100.00 *(B)(G)	5,960	581
Guitar Center Tranche II, Expires 12/22/2070
Strike Price $160.00 *(B)(G)	6,486	393
Guitar Center Tranche III, Expires 12/22/2070
Strike Price $100.00 *(B)(G)	526	32
Intelsat
Strike Price $0.00 *‡‡(B)	6	–

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Neiman Marcus Group, Expires 09/24/2027
Strike Price $213.16 *(B)	6,679	$301
Noble Corp, Expires 02/05/2028
Strike Price $0.01 *	36,606	696
SandRidge Energy Inc, Expires 10/07/2022
Strike Price $41.34 *	9,764	1
SandRidge Energy Inc, Expires 10/07/2022
Strike Price $42.03 *	4,110	–
Windstream Services
Strike Price $0.00 *‡‡(B)	50,968	803

Total Warrants
(Cost $1,291) ($ Thousands)		3,443

	Shares
CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	63,598,727	63,599

Total Cash Equivalent
(Cost $63,599) ($ Thousands)		63,599

Total Investments in Securities — 100.0%
(Cost $2,360,293) ($ Thousands)		$2,261,980

Percentages are based on Net Assets of $2,262,547 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $1,498,766 ($ Thousands), representing 66.2% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	No interest rate available.
(D)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(E)	Perpetual security with no stated maturity date.
(F)	Security is in default on interest payment.
(G)	Securities considered restricted. The total market value of such securities as of May 31, 2022 was $27,356 ($ Thousands) and represented 1.2% of the Net Assets of the Fund.
(H)	Unsettled bank loan. Interest rate may not be available.
(I)	Security, or a portion thereof, is owned through a holding entity, 717 AEP Leasing, LLC.
(J)	Zero coupon security.

Cl — Class
CLO — Collateralized Loan Obligation

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CME — Chicago Mercantile Exchange
DAC — Designated Activity Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
ICE— Intercontinental Exchange
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
LLLP — Limited Liability Limited Partnership
L.P. — Limited Partnership
Ltd. — Limited
MTN — Medium Term Note
PIK — Payment-in-Kind
PLC — Public Limited Company
Pty — Proprietary
Ser — Series
SOFR — Secured Overnight Financing Rate
ULC — Unlimited Liability Company
USD — U.S. Dollar

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	1,697,726	959	1,698,685
Loan Participations	281	200,783	26,081	227,145
Asset-Backed Securities	–	–	210,619	210,619
Common Stock	13,921	3,255	17,044	34,220
Preferred Stock	2,952	1,621	10,965	15,538
Convertible Bonds	–	6,608	2,123	8,731
Warrants	148	1,186	2,109	3,443
Cash Equivalent	63,599	–	–	63,599
Total Investments in Securities	80,901	1,911,179	269,900	2,261,980

The following table depicts purchases and transfers in and/or out of Level 3 investments during the year for investments held as of May 31, 2022 ($ Thousands).

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Common Stock	Investments in Preferred Stock	Investments in Convertible Bonds	Investments in Warrants
Balance as of May 31, 2021	$5,245	$38,894	$302,772	$21,934	$3,344	$—	$1,578
Accrued discounts/premiums	43	(45)	(734)	—	—	—	—
Realized gain/(loss)	(732)	(50)	11,273	5,324	116	—	531
Change in unrealized appreciation/(depreciation)	724	(247)	12,714	(5,510)	891	—	—
Purchases	60	1,195	10,460	—	1,949	—	—
Sales	(144)	(6,840)	(125,866)	(6,547)	(150)	—	—
Net transfer into Level 3	1	14,913	—	6,238	4,815	2,123	—
Net transfer out of Level 3	(4,238)	(21,739)	—	(4,395)	—	—	—
Ending Balance as of May 31, 2022	$959	$26,081	$210,619	$17,044	$10,965	$2,123	$2,109
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(2,218)	$(816)	$18,505	$(3,284)	$698	$39	$531

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

High Yield Bond Fund (Concluded)

(1) Of the $269,900 ($ Thousands) in Level 3 securities as of May 31, 2022, $25,743 ($ thousand) or 1.1% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

Category	Market Value at May 31, 2022 ($ Thousands)	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stock	$ 9,695	This is equity held at the parent level and is priced off of operating company public equity "MYTE" on a monthly basis	None	N\A
		Comparable multiple analysis using an average forward EBITDA multiple of publicly traded peers, discounted to account for smaller scale of operations ownership	None	N\A
		Priced at $0.01 based on the low probability of future payouts	None	N\A
		Priced at $0.01 based on the low probability of future payouts	None	N\A
		Priced based off of broker runs	None	N\A
		Weighted valuation techniques	Guideline transaction valuation	$1,107.3m - $1,237.6m
			Comparable company valuation	$1,172.5m - $1,302.8m
			Valuation case probability weighting	50%
		Weighted valuation techniques	EBITDA	$207m - $260m
			EBITDA multiple	3.50x - 5.25x
			Weighted Average Cost of Capital	16.00%
			Valuation case probability weighting	50%
		Estimated recovery model	Estimated Excess RBC	$52.0m
			Estimated fees & expenses	$47.1m
			Discount Rate	50%
Convertible Preferred	3,687	Broker Quotation	None	N/A
		Discounted cash flow model	Implied total yield	12.50% - 13.50%
Corporate Bond	971	Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N\A
		Estimated recovery model	Estimated Total Claims Case	$460.0m
			Estimated Debt Claims	$157.5m
Loans	1,744	Discounted cash flow model	Implied total yield	17.05% - 17.50%
			Implied total credit spread over index rate	17.05% - 17.50%
Preferred Stock	8,340

Priced base off conversion value to the common stock. Details: $1,000 par value per preferred share is convertible into GPOR common stock at $14.00 per share conversion price, therefore each preferred share is convertible into ~71.43 GPOR common shares. Valuation methodology is 1 GPOR preferred share equals 71.43 x GPOR common stock price.

			None	N/A
		Use an average bid-side pricing based off of broker runs on a monthly basis	None	N/A
		Use an average bid-side pricing based off of broker runs on a monthly basis	None	N/A
		Market Comparables Approach	EBITDA	$91m - $120m
			EBITDA multiple	7.50x - 10.50x
			Valuation case probability weighting	100%
		Weighted valuation techniques	EBITDA	$207m - $260m
			EBITDA multiple	3.50x - 5.25x
			Weighted Average Cost of Capital	16.00%
			Valuation case probability weighting	50%
		Comparable Yield approach	Implied total yield	5.00% - 6.00%
		Comparable Yield approach	Implied total yield	11.18% - 13.18%
Warrants	1,306	Use an average mid-pricing based off of available broker runs on a monthly basis	None	N/A
		Weighted valuation techniques	EBITDA	$207m - $260m
		Weighted valuation techniques	EBITDA multiple	3.50x - 5.25x
		Weighted valuation techniques	Weighted Average Cost of Capital	16.00%
			Valuation case probability weighting	50%
Total	$ 25,743

For the year ended May 31, 2022, transfers in or out of Level 3 were due to the availability or lack of availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/Loss	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$74,591	$1,095,484	$(1,106,476)	$—	$—	$63,599	63,598,727	$29	$2

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 62.2%
Communication Services — 9.1%
Alphabet
2.250%, 08/15/2060	$280	$190
America Movil
6.375%, 03/01/2035	205	240
6.125%, 03/30/2040	395	446
AT&T
5.150%, 02/15/2050	305	318
4.750%, 05/15/2046	550	542
4.500%, 05/15/2035	2,565	2,561
3.800%, 12/01/2057	5,865	4,837
3.650%, 09/15/2059	1,971	1,578
3.550%, 09/15/2055	2,595	2,078
3.500%, 09/15/2053	3,541	2,855
Bell Canada
4.464%, 04/01/2048	305	291
Charter Communications Operating LLC / Charter Communications Operating Capital
6.484%, 10/23/2045	1,908	1,970
6.384%, 10/23/2035	1,725	1,833
5.750%, 04/01/2048	790	766
5.375%, 05/01/2047	1,864	1,711
4.800%, 03/01/2050	165	142
3.900%, 06/01/2052	475	354
3.850%, 04/01/2061	485	343
3.700%, 04/01/2051	340	246
3.500%, 06/01/2041	170	128
Comcast
4.250%, 01/15/2033	205	209
4.049%, 11/01/2052	845	793
3.999%, 11/01/2049	148	138
3.969%, 11/01/2047	2,453	2,240
3.900%, 03/01/2038	910	869
2.987%, 11/01/2063 (A)	1,163	841

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.937%, 11/01/2056 (A)	$4,458	$3,325
2.887%, 11/01/2051 (A)	896	680
COX Communications
4.500%, 06/30/2043 (A)	382	347
Discovery Communications LLC
5.200%, 09/20/2047	549	503
4.650%, 05/15/2050	340	286
4.000%, 09/15/2055	705	534
Fox
5.576%, 01/25/2049	170	176
Level 3 Financing
3.875%, 11/15/2029 (A)	740	651
Magallanes
5.391%, 03/15/2062 (A)	161	144
5.141%, 03/15/2052 (A)	1,605	1,436
5.050%, 03/15/2042 (A)	1,785	1,613
Paramount Global
5.850%, 09/01/2043	1,225	1,227
4.950%, 05/19/2050	378	341
4.850%, 12/15/2034	765	703
Rogers Communications
5.000%, 03/15/2044	442	434
4.550%, 03/15/2052 (A)	402	373
4.500%, 03/15/2043	257	234
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	950	838
Tencent Holdings MTN
3.840%, 04/22/2051 (A)	560	436
Time Warner Cable LLC
7.300%, 07/01/2038	310	343
6.750%, 06/15/2039	310	330
6.550%, 05/01/2037	725	766
5.875%, 11/15/2040	330	328
5.500%, 09/01/2041	760	708
4.500%, 09/15/2042	390	325
T-Mobile USA
3.600%, 11/15/2060 (A)	395	304
3.400%, 10/15/2052 (A)	555	432
3.000%, 02/15/2041	1,680	1,318
TWDC Enterprises 18 MTN
3.700%, 12/01/2042	750	665
Verizon Communications
4.500%, 08/10/2033	2,665	2,699
4.400%, 11/01/2034	700	700
3.700%, 03/22/2061	723	601
3.550%, 03/22/2051	1,528	1,290
3.400%, 03/22/2041	4,020	3,469
2.987%, 10/30/2056	2,472	1,834
2.650%, 11/20/2040	170	131
Vodafone Group PLC
5.250%, 05/30/2048	1,241	1,243
5.000%, 05/30/2038	190	191

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.875%, 06/19/2049	$341	$329
4.375%, 02/19/2043	315	287
4.250%, 09/17/2050	260	229
Walt Disney
7.625%, 11/30/2028	1	1
6.550%, 03/15/2033	785	930
3.600%, 01/13/2051	2,355	2,085
3.500%, 05/13/2040	365	326
2.750%, 09/01/2049	502	380

		65,044

Consumer Discretionary — 2.2%
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	475	412
Amazon.com
4.950%, 12/05/2044	1,484	1,622
4.050%, 08/22/2047	491	485
3.950%, 04/13/2052	367	354
3.100%, 05/12/2051	1,850	1,543
2.875%, 05/12/2041	642	535
2.700%, 06/03/2060	570	412
2.500%, 06/03/2050	185	138
Aptiv PLC
5.400%, 03/15/2049	544	517
Dollar Tree
3.375%, 12/01/2051	165	121
eBay
3.650%, 05/10/2051	369	295
General Motors
6.600%, 04/01/2036	145	157
6.250%, 10/02/2043	125	127
5.950%, 04/01/2049	555	549
5.150%, 04/01/2038	150	140
5.000%, 04/01/2035	65	62
Home Depot
4.250%, 04/01/2046	715	696
4.200%, 04/01/2043	250	244
3.900%, 06/15/2047	367	340
3.625%, 04/15/2052	470	417
3.350%, 04/15/2050	470	398
Lowe's
4.450%, 04/01/2062	230	208
4.250%, 04/01/2052	670	609
4.050%, 05/03/2047	190	167
3.700%, 04/15/2046	675	564
3.000%, 10/15/2050	710	530
Massachusetts Institute of Technology
5.600%, 07/01/2111	365	445
McDonald's MTN
4.600%, 05/26/2045	460	450
4.450%, 03/01/2047	1,080	1,036
3.625%, 09/01/2049	275	234

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
President & Fellows of Harvard College
3.745%, 11/15/2052	$215	$211
Starbucks
4.450%, 08/15/2049	305	286
3.350%, 03/12/2050	660	516
Target
2.950%, 01/15/2052	120	96
XLIT
5.250%, 12/15/2043	587	649

		15,565

Consumer Staples — 4.3%
Alcon Finance
3.800%, 09/23/2049 (A)	325	267
Altria Group
5.950%, 02/14/2049	445	428
5.800%, 02/14/2039	80	79
5.375%, 01/31/2044	190	180
4.450%, 05/06/2050	205	161
4.000%, 02/04/2061	590	422
3.875%, 09/16/2046	830	612
3.700%, 02/04/2051	320	224
3.400%, 02/04/2041	675	491
2.450%, 02/04/2032	145	117
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide
4.900%, 02/01/2046	4,755	4,742
4.700%, 02/01/2036	3,935	3,983
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	821	890
4.750%, 04/15/2058	120	114
4.600%, 04/15/2048	780	742
4.439%, 10/06/2048	1,127	1,047
4.375%, 04/15/2038	365	350
4.350%, 06/01/2040	151	143
Bacardi
5.300%, 05/15/2048 (A)	185	181
BAT Capital
5.650%, 03/16/2052	275	248
5.282%, 04/02/2050	90	78
4.758%, 09/06/2049	415	332
4.540%, 08/15/2047	1,020	799
4.390%, 08/15/2037	1,390	1,187
3.984%, 09/25/2050	300	215
3.734%, 09/25/2040	660	489
Baylor Scott & White Holdings
2.839%, 11/15/2050	30	22
Bimbo Bakeries USA
4.000%, 05/17/2051 (A)	265	222
Church & Dwight
5.000%, 06/15/2052	650	680

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
City of Hope
4.378%, 08/15/2048	$650	$629
Coca-Cola
2.875%, 05/05/2041	135	115
Constellation Brands
4.100%, 02/15/2048	465	402
Fomento Economico Mexicano
3.500%, 01/16/2050	425	350
GSK Consumer Healthcare Capital US LLC
4.000%, 03/24/2052 (A)	615	556
Health Care Service, A Mutual Legal Reserve
3.200%, 06/01/2050 (A)	647	514
Indiana University Health Obligated Group
2.852%, 11/01/2051	350	264
JBS USA LUX
4.375%, 02/02/2052 (A)	840	651
JBS USA LUX/ JBS USA Food/ JBS USA Finance
3.000%, 05/15/2032 (A)	572	470
Keurig Dr Pepper
4.500%, 04/15/2052	605	561
Kraft Heinz Foods
5.200%, 07/15/2045	45	44
5.000%, 06/04/2042	540	518
4.875%, 10/01/2049	400	374
Kroger
4.450%, 02/01/2047	1,280	1,199
3.950%, 01/15/2050	550	480
MedStar Health
3.626%, 08/15/2049	530	450
Nestle Holdings
3.900%, 09/24/2038 (A)	620	595
Philip Morris International
4.500%, 03/20/2042	765	684
4.250%, 11/10/2044	15	13
3.875%, 08/21/2042	640	528
Reynolds American
5.850%, 08/15/2045	280	256
Roche Holdings
2.607%, 12/13/2051 (A)	975	740
Stanford Health Care
3.027%, 08/15/2051	380	291
University of Southern California
5.250%, 10/01/2111	885	947
Walmart
2.650%, 09/22/2051	200	158

		31,234

Energy — 6.8%
BG Energy Capital
5.125%, 10/15/2041 (A)	205	218

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BP Capital Markets America
3.379%, 02/08/2061	$645	$513
3.060%, 06/17/2041	685	567
3.001%, 03/17/2052	515	395
3.000%, 02/24/2050	25	19
2.939%, 06/04/2051	28	21
2.772%, 11/10/2050	1,085	795
Canadian Natural Resources MTN
4.950%, 06/01/2047	350	349
Chevron
3.078%, 05/11/2050	629	526
Columbia Pipeline Group
5.800%, 06/01/2045	295	316
ConocoPhillips
4.300%, 11/15/2044	670	649
4.025%, 03/15/2062 (A)	993	907
3.800%, 03/15/2052	375	342
3.758%, 03/15/2042 (A)	260	240
Devon Energy
7.950%, 04/15/2032	10	12
5.600%, 07/15/2041	125	132
5.000%, 06/15/2045	80	80
Diamondback Energy
4.250%, 03/15/2052	358	318
El Paso Natural Gas
8.375%, 06/15/2032	125	154
Energy Transfer
6.500%, 02/01/2042	45	47
6.250%, 04/15/2049	210	214
6.125%, 12/15/2045	838	838
6.000%, 06/15/2048	30	30
5.950%, 10/01/2043	1,100	1,079
5.800%, 06/15/2038	40	39
5.400%, 10/01/2047	1,540	1,418
5.350%, 05/15/2045	255	234
5.300%, 04/15/2047	480	439
5.150%, 02/01/2043	75	67
5.150%, 03/15/2045	200	179
4.900%, 03/15/2035	1,000	941
Eni SpA
5.700%, 10/01/2040 (A)	170	180
Enterprise Products Operating LLC
6.650%, 10/15/2034	875	1,019
6.125%, 10/15/2039	270	297
5.700%, 02/15/2042	540	567
5.100%, 02/15/2045	400	394
4.950%, 10/15/2054	545	527
4.900%, 05/15/2046	770	740
4.850%, 03/15/2044	290	282
4.250%, 02/15/2048	155	140
4.200%, 01/31/2050	105	93
3.700%, 01/31/2051	95	78

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.300%, 02/15/2053	$195	$148
3.200%, 02/15/2052	165	125
EOG Resources
4.950%, 04/15/2050	414	456
EQM Midstream Partners
6.500%, 07/15/2048	500	426
Equinor
3.950%, 05/15/2043	160	149
3.625%, 04/06/2040	930	853
Exxon Mobil
4.227%, 03/19/2040	170	170
3.452%, 04/15/2051	2,653	2,296
3.095%, 08/16/2049	155	126
Halliburton
5.000%, 11/15/2045	155	152
Hess
5.800%, 04/01/2047	340	358
5.600%, 02/15/2041	440	448
Kinder Morgan
5.550%, 06/01/2045	520	523
5.300%, 12/01/2034	2,406	2,466
5.050%, 02/15/2046	35	33
3.250%, 08/01/2050	110	81
Kinder Morgan Energy Partners
6.375%, 03/01/2041	636	674
5.000%, 08/15/2042	700	655
Lundin Energy Finance BV
3.100%, 07/15/2031 (A)	345	304
Marathon Petroleum
6.500%, 03/01/2041	193	219
4.750%, 09/15/2044	50	46
Motiva Enterprises
6.850%, 01/15/2040 (A)	610	612
MPLX
5.500%, 02/15/2049	120	120
4.500%, 04/15/2038	660	612
Northern Natural Gas
4.300%, 01/15/2049 (A)	275	245
Occidental Petroleum
6.574%, 10/10/2036 (B)	3,581	1,896
4.300%, 08/15/2039	436	395
Petroleos Mexicanos
6.350%, 02/12/2048	745	519
Petroleos Mexicanos MTN
6.750%, 09/21/2047	525	377
Phillips 66
4.900%, 10/01/2046 (A)	1,269	1,256
4.875%, 11/15/2044	825	825
4.650%, 11/15/2034	409	412
Plains All American Pipeline/PAA Finance
4.900%, 02/15/2045	425	367

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (A)	$935	$833
Sabal Trail Transmission LLC
4.832%, 05/01/2048 (A)	455	438
4.682%, 05/01/2038 (A)	295	292
Shell International Finance BV
6.375%, 12/15/2038	877	1,078
5.500%, 03/25/2040	435	487
4.550%, 08/12/2043	635	639
4.375%, 05/11/2045	1,695	1,687
3.750%, 09/12/2046	254	228
Suncor Energy
6.800%, 05/15/2038	385	451
3.750%, 03/04/2051	260	222
Texas Eastern Transmission
7.000%, 07/15/2032	475	548
4.150%, 01/15/2048 (A)	470	401
TotalEnergies Capital International
3.386%, 06/29/2060	40	32
3.127%, 05/29/2050	1,410	1,135
TransCanada PipeLines
7.250%, 08/15/2038	880	1,090
4.875%, 05/15/2048	195	197
4.750%, 05/15/2038	315	313
4.625%, 03/01/2034	785	791
Transcontinental Gas Pipe Line LLC
5.400%, 08/15/2041	730	751
4.600%, 03/15/2048	536	500
4.450%, 08/01/2042	465	429
Williams
7.500%, 01/15/2031	260	307
3.500%, 10/15/2051	350	270
2.600%, 03/15/2031	315	273

		48,131

Financials — 10.8%
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	1,347	1,612
Allstate
4.500%, 06/15/2043	50	48
American International Group
4.800%, 07/10/2045	50	50
4.750%, 04/01/2048	155	157
4.375%, 06/30/2050	375	358
Aon
3.900%, 02/28/2052	1,314	1,131
Arthur J Gallagher
3.500%, 05/20/2051	435	346
ASB Bank
2.375%, 10/22/2031 (A)	425	363
Athene Holding
3.450%, 05/15/2052	500	363

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of America
6.110%, 01/29/2037	$660	$751
6.000%, 10/15/2036	1,865	2,138
3.311%, U.S. SOFR + 1.580%, 04/22/2042 (C)	1,045	877
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (C)	210	186
2.972%, U.S. SOFR + 1.560%, 07/21/2052 (C)	260	197
2.687%, U.S. SOFR + 1.320%, 04/22/2032 (C)	50	44
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (C)	485	416
Bank of America MTN
5.875%, 02/07/2042	1,210	1,375
4.330%, ICE LIBOR USD 3 Month + 1.520%, 03/15/2050 (C)	225	215
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/2051 (C)	1,340	1,231
4.078%, ICE LIBOR USD 3 Month + 1.320%, 04/23/2040 (C)	1,000	931
2.676%, U.S. SOFR + 1.930%, 06/19/2041 (C)	1,376	1,060
2.496%, ICE LIBOR USD 3 Month + 0.990%, 02/13/2031 (C)	695	612
Berkshire Hathaway
4.500%, 02/11/2043	218	216
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,300	1,279
4.200%, 08/15/2048	555	539
3.850%, 03/15/2052	1,192	1,087
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	869	975
BNP Paribas
3.132%, U.S. SOFR + 1.561%, 01/20/2033 (A)(C)	55	47
Brown & Brown
4.950%, 03/17/2052	405	372
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	723	727
Chubb INA Holdings
6.700%, 05/15/2036	627	770
CI Financial
4.100%, 06/15/2051	435	310
3.200%, 12/17/2030	250	206
Cincinnati Financial
6.920%, 05/15/2028	509	589
Citigroup
6.625%, 06/15/2032	805	915
4.750%, 05/18/2046	1,096	1,047
4.650%, 07/23/2048	775	773
4.281%, ICE LIBOR USD 3 Month + 1.839%, 04/24/2048 (C)	1,053	992

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.878%, ICE LIBOR USD 3 Month + 1.168%, 01/24/2039 (C)	$200	$182
2.904%, U.S. SOFR + 1.379%, 11/03/2042 (C)	295	229
2.561%, U.S. SOFR + 1.167%, 05/01/2032 (C)	470	402
Commonwealth Bank of Australia MTN
3.743%, 09/12/2039 (A)	215	181
Cooperatieve Rabobank UA
5.250%, 08/04/2045	100	102
Corebridge Financial
4.400%, 04/05/2052 (A)	385	345
4.350%, 04/05/2042 (A)	105	95
3.900%, 04/05/2032 (A)	365	347
Credit Suisse Group
3.091%, U.S. SOFR + 1.730%, 05/14/2032 (A)(C)	680	570
Deutsche Bank NY
3.035%, U.S. SOFR + 1.718%, 05/28/2032 (C)	270	224
Everest Reinsurance Holdings
3.125%, 10/15/2052	165	122
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	225	279
Farmers Exchange Capital II
6.151%, ICE LIBOR USD 3 Month + 3.744%, 11/01/2053 (A)(C)	375	409
Farmers Exchange Capital III
5.454%, ICE LIBOR USD 3 Month + 3.454%, 10/15/2054 (A)(C)	200	207
Farmers Insurance Exchange
4.747%, ICE LIBOR USD 3 Month + 3.231%, 11/01/2057 (A)(C)	300	287
Fifth Third Bancorp
8.250%, 03/01/2038	286	383
Global Atlantic Finance
3.125%, 06/15/2031 (A)	315	266
Goldman Sachs Group
6.750%, 10/01/2037	1,185	1,385
6.250%, 02/01/2041	1,303	1,537
4.750%, 10/21/2045	35	35
4.411%, ICE LIBOR USD 3 Month + 1.430%, 04/23/2039 (C)	485	467
4.017%, ICE LIBOR USD 3 Month + 1.373%, 10/31/2038 (C)	3,090	2,905
3.436%, U.S. SOFR + 1.632%, 02/24/2043 (C)	680	573
3.210%, U.S. SOFR + 1.513%, 04/22/2042 (C)	655	538
3.102%, U.S. SOFR + 1.410%, 02/24/2033 (C)	380	338
2.908%, U.S. SOFR + 1.472%, 07/21/2042 (C)	20	16

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.650%, U.S. SOFR + 1.264%, 10/21/2032 (C)	$450	$386
1.992%, U.S. SOFR + 1.090%, 01/27/2032 (C)	250	205
Goldman Sachs Group MTN
4.800%, 07/08/2044	75	75
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	755	731
Hartford Financial Services Group
6.625%, 03/30/2040	290	342
HSBC Bank USA
7.000%, 01/15/2039	320	393
HSBC Holdings
6.800%, 06/01/2038	737	834
6.500%, 09/15/2037	1,275	1,426
ING Groep
4.252%, U.S. SOFR + 2.070%, 03/28/2033 (C)	145	139
Intercontinental Exchange
4.950%, 06/15/2052	738	760
3.000%, 06/15/2050	250	190
3.000%, 09/15/2060	430	304
Jefferies Group
6.250%, 01/15/2036	338	352
JPMorgan Chase
5.600%, 07/15/2041	1,461	1,610
4.032%, ICE LIBOR USD 3 Month + 1.460%, 07/24/2048 (C)	760	696
3.964%, ICE LIBOR USD 3 Month + 1.380%, 11/15/2048 (C)	1,465	1,322
3.897%, ICE LIBOR USD 3 Month + 1.220%, 01/23/2049 (C)	955	849
3.328%, U.S. SOFR + 1.580%, 04/22/2052 (C)	911	742
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (C)	1,130	877
3.109%, U.S. SOFR + 2.460%, 04/22/2041 (C)	470	386
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	588	601
Liberty Mutual Group
3.951%, 10/15/2050 (A)	220	179
3.950%, 05/15/2060 (A)	40	32
Lloyds Banking Group
4.344%, 01/09/2048	391	336
Macquarie Group MTN
2.871%, U.S. SOFR + 1.532%, 01/14/2033 (A)(C)	745	622
Marsh & McLennan
4.750%, 03/15/2039	449	454
4.200%, 03/01/2048	540	502
Massachusetts Mutual Life Insurance
3.729%, 10/15/2070 (A)	428	321

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.375%, 04/15/2050 (A)	$537	$418
MetLife
5.875%, 02/06/2041	280	317
4.875%, 11/13/2043	375	387
4.721%, 12/15/2044	255	255
4.050%, 03/01/2045	781	728
Mitsubishi UFJ Financial Group
4.153%, 03/07/2039	225	213
Moody's
4.875%, 12/17/2048	560	564
3.750%, 02/25/2052	65	55
2.750%, 08/19/2041	455	346
Morgan Stanley
5.297%, U.S. SOFR + 2.620%, 04/20/2037 (C)	125	126
3.217%, U.S. SOFR + 1.485%, 04/22/2042 (C)	710	589
Morgan Stanley MTN
6.375%, 07/24/2042	894	1,084
5.597%, U.S. SOFR + 4.840%, 03/24/2051 (C)	200	231
4.300%, 01/27/2045	540	509
3.971%, ICE LIBOR USD 3 Month + 1.455%, 07/22/2038 (C)	545	519
2.943%, U.S. SOFR + 1.290%, 01/21/2033 (C)	540	481
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (C)	435	374
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (C)	350	295
1.794%, U.S. SOFR + 1.034%, 02/13/2032 (C)	235	193
Nasdaq
3.950%, 03/07/2052	410	347
Nationwide Mutual Insurance
4.350%, 04/30/2050 (A)	320	279
New York Life Insurance
6.750%, 11/15/2039 (A)	725	879
5.875%, 05/15/2033 (A)	452	507
4.450%, 05/15/2069 (A)	750	672
3.750%, 05/15/2050 (A)	176	150
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (A)	776	603
Progressive
3.700%, 03/15/2052	320	281
Prudential Financial
3.905%, 12/07/2047	100	89
Prudential Financial MTN
5.700%, 12/14/2036	782	888
Raymond James Financial
4.950%, 07/15/2046	305	308
3.750%, 04/01/2051	425	367

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
S&P Global
3.900%, 03/01/2062 (A)	$400	$357
3.700%, 03/01/2052 (A)	135	120
3.250%, 12/01/2049	250	207
Teachers Insurance & Annuity Association of America
3.300%, 05/15/2050 (A)	800	623
Travelers
3.050%, 06/08/2051	315	248
UBS Group
2.746%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 02/11/2033 (A)(C)	30	26
UBS Group MTN
2.095%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.000%, 02/11/2032 (A)(C)	55	45
Wells Fargo
5.850%, 02/01/2037	2,205	2,479
5.606%, 01/15/2044	155	167
Wells Fargo MTN
5.013%, U.S. SOFR + 4.502%, 04/04/2051 (C)	3,434	3,595
4.900%, 11/17/2045	275	273
4.650%, 11/04/2044	905	863
4.611%, U.S. SOFR + 2.130%, 04/25/2053 (C)	1,045	1,028
4.400%, 06/14/2046	80	74
Westpac Banking
3.133%, 11/18/2041	240	182
3.020%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.530%, 11/18/2036 (C)	200	165
2.668%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.750%, 11/15/2035 (C)	60	49
Willis North America
3.875%, 09/15/2049	410	334

		77,284

Health Care — 7.6%
Abbott Laboratories
4.900%, 11/30/2046	599	658
AbbVie
4.875%, 11/14/2048	905	917
4.850%, 06/15/2044	515	516
4.550%, 03/15/2035	1,700	1,718
4.500%, 05/14/2035	1,280	1,287
4.400%, 11/06/2042	2,039	1,944
4.250%, 11/21/2049	2,003	1,875
4.050%, 11/21/2039	370	344
Advocate Health & Hospitals
4.272%, 08/15/2048	391	378

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Aetna
4.125%, 11/15/2042	$400	$355
Amgen
4.950%, 10/01/2041	825	837
4.400%, 05/01/2045	2,385	2,274
4.400%, 02/22/2062	125	114
4.200%, 02/22/2052	65	60
3.000%, 01/15/2052	85	63
Anthem
4.650%, 01/15/2043	15	15
4.375%, 12/01/2047	1,808	1,730
3.700%, 09/15/2049	625	538
AstraZeneca PLC
6.450%, 09/15/2037	896	1,124
Baxter International
3.132%, 12/01/2051 (A)	565	422
BayCare Health System
3.831%, 11/15/2050	365	338
Bayer US Finance II LLC
4.400%, 07/15/2044 (A)	1,080	948
3.950%, 04/15/2045 (A)	200	162
Baylor Scott & White Holdings
4.185%, 11/15/2045	1,040	986
Becton Dickinson
3.794%, 05/20/2050	335	287
Biogen
3.250%, 02/15/2051 (A)	100	73
Boston Scientific
4.550%, 03/01/2039	167	163
Bristol-Myers Squibb
4.550%, 02/20/2048	182	186
4.250%, 10/26/2049	1,163	1,144
3.700%, 03/15/2052	915	830
3.550%, 03/15/2042	305	277
Children's Hospital Medical Center
2.820%, 11/15/2050	450	337
Cigna
4.900%, 12/15/2048	225	224
4.800%, 07/15/2046	828	821
3.875%, 10/15/2047	1,290	1,111
3.200%, 03/15/2040	140	115
Cleveland Clinic Foundation
4.858%, 01/01/2114	72	69
CommonSpirit Health
4.187%, 10/01/2049	1,081	931
CVS Health
5.125%, 07/20/2045	195	198
5.050%, 03/25/2048	2,605	2,653
4.780%, 03/25/2038	1,725	1,716
4.125%, 04/01/2040	595	541
2.700%, 08/21/2040	285	216

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Danaher
2.800%, 12/10/2051	$525	$395
2.600%, 10/01/2050	60	43
Gilead Sciences
4.800%, 04/01/2044	320	323
4.600%, 09/01/2035	525	541
4.500%, 02/01/2045	695	666
GlaxoSmithKline Capital
6.375%, 05/15/2038	260	324
HCA
5.500%, 06/15/2047	235	232
5.250%, 06/15/2049	615	593
4.625%, 03/15/2052 (A)	380	335
4.375%, 03/15/2042 (A)	75	66
3.500%, 07/15/2051	375	280
Humana
4.950%, 10/01/2044	570	581
3.950%, 08/15/2049	450	399
Johnson & Johnson
3.750%, 03/03/2047	475	454
3.400%, 01/15/2038	410	383
Kaiser Foundation Hospitals
4.150%, 05/01/2047	395	377
3.266%, 11/01/2049	580	469
3.002%, 06/01/2051	940	728
2.810%, 06/01/2041	775	618
Mass General Brigham
3.192%, 07/01/2049	85	69
Memorial Health Services
3.447%, 11/01/2049	260	223
Merck
4.150%, 05/18/2043	250	246
2.900%, 12/10/2061	395	300
2.750%, 12/10/2051	520	402
2.450%, 06/24/2050	150	110
Nationwide Children's Hospital
4.556%, 11/01/2052	190	196
New York and Presbyterian Hospital
4.763%, 08/01/2116	179	170
Northwell Healthcare
4.260%, 11/01/2047	255	230
NYU Langone Hospitals
4.428%, 07/01/2042	745	715
Pfizer
4.000%, 12/15/2036	800	807
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	525	455
Regeneron Pharmaceuticals
2.800%, 09/15/2050	150	106
Stanford Health Care
3.795%, 11/15/2048	431	388

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
STERIS Irish FinCo UnLtd
3.750%, 03/15/2051	$425	$341
Stryker
4.100%, 04/01/2043	590	534
Takeda Pharmaceutical
3.175%, 07/09/2050	707	546
Thermo Fisher Scientific
4.100%, 08/15/2047	140	135
2.800%, 10/15/2041	885	711
UnitedHealth Group
6.875%, 02/15/2038	445	572
6.625%, 11/15/2037	555	696
4.950%, 05/15/2062	245	261
4.750%, 05/15/2052	734	775
4.625%, 07/15/2035	480	502
4.250%, 04/15/2047	725	706
4.200%, 01/15/2047	630	611
3.700%, 08/15/2049	365	326
3.250%, 05/15/2051	595	496
3.050%, 05/15/2041	390	326
2.900%, 05/15/2050	165	129
2.750%, 05/15/2040	95	77
Viatris
4.000%, 06/22/2050	630	470
3.850%, 06/22/2040	190	148
Wyeth LLC
6.000%, 02/15/2036	760	907
5.950%, 04/01/2037	436	524

		53,512

Industrials — 5.7%
3M
3.250%, 08/26/2049	205	172
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/30/2032	1,230	1,038
Air Lease
3.250%, 10/01/2029	155	136
Air Lease MTN
3.000%, 02/01/2030	180	153
BAE Systems Holdings
4.750%, 10/07/2044 (A)	563	535
BAE Systems PLC
5.800%, 10/11/2041 (A)	150	162
3.000%, 09/15/2050 (A)	525	383
Boeing
5.930%, 05/01/2060	500	489
5.805%, 05/01/2050	3,430	3,375
5.705%, 05/01/2040	2,620	2,582
3.625%, 02/01/2031	49	44
Burlington Northern Santa Fe LLC
6.200%, 08/15/2036	880	1,053

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.150%, 05/01/2037	$450	$540
5.750%, 05/01/2040	120	136
5.050%, 03/01/2041	135	142
4.900%, 04/01/2044	130	135
4.450%, 01/15/2053	296	294
4.400%, 03/15/2042	1,685	1,651
3.300%, 09/15/2051	490	408
3.050%, 02/15/2051	130	103
2.875%, 06/15/2052	155	120
Canadian National Railway
6.200%, 06/01/2036	156	181
3.650%, 02/03/2048	450	394
Canadian Pacific Railway
6.125%, 09/15/2115	1,075	1,181
3.100%, 12/02/2051	775	608
3.000%, 12/02/2041	155	128
Carrier Global
3.577%, 04/05/2050	825	661
3.377%, 04/05/2040	260	213
Caterpillar
3.250%, 09/19/2049	225	193
Crane Holdings
4.200%, 03/15/2048	450	379
CSX
4.750%, 05/30/2042	755	749
4.750%, 11/15/2048	202	206
Deere
3.750%, 04/15/2050	431	405
Emerson Electric
2.800%, 12/21/2051	673	518
FedEx
5.100%, 01/15/2044	125	124
4.550%, 04/01/2046	998	926
4.400%, 01/15/2047	205	185
3.900%, 02/01/2035	410	379
GE Capital International Funding Unlimited
4.418%, 11/15/2035	2,758	2,719
General Dynamics
4.250%, 04/01/2040	245	243
General Electric MTN
1.891%, ICE LIBOR USD 3 Month + 0.480%, 08/15/2036 (C)	450	363
Kansas City Southern
4.200%, 11/15/2069	453	391
Lockheed Martin
4.700%, 05/15/2046	831	876
4.070%, 12/15/2042	97	94
3.600%, 03/01/2035	810	773
Norfolk Southern
5.100%, 08/01/2118	710	676
4.800%, 08/15/2043	528	501
4.050%, 08/15/2052	264	240

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.942%, 11/01/2047	$201	$180
3.700%, 03/15/2053	265	227
Northrop Grumman
4.750%, 06/01/2043	685	696
4.030%, 10/15/2047	370	343
3.850%, 04/15/2045	570	500
Parker-Hannifin
4.000%, 06/14/2049	165	144
Parker-Hannifin MTN
4.450%, 11/21/2044	405	373
Raytheon Technologies
4.500%, 06/01/2042	725	728
4.350%, 04/15/2047	740	712
3.030%, 03/15/2052	1,120	877
Snap-on
3.100%, 05/01/2050	571	466
Trane Technologies Global Holding
4.300%, 02/21/2048	140	127
TTX
4.600%, 02/01/2049 (A)	274	273
Union Pacific
3.839%, 03/20/2060	1,160	1,027
3.799%, 04/06/2071	652	548
3.500%, 02/14/2053	580	501
3.375%, 02/14/2042	80	70
3.250%, 02/05/2050	805	665
2.973%, 09/16/2062	308	222
Union Pacific MTN
3.550%, 08/15/2039	375	337
United Airlines Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031	231	221
United Parcel Service
3.750%, 11/15/2047	355	325
US Airways, Pass-Through Trust, Ser 2010-1, Cl A
6.250%, 04/22/2023	580	579
Verisk Analytics
3.625%, 05/15/2050	330	265
Waste Management
3.900%, 03/01/2035	360	338
2.950%, 06/01/2041	360	290
WW Grainger
4.600%, 06/15/2045	340	335
4.200%, 05/15/2047	302	285

		39,611

Information Technology — 3.6%
Activision Blizzard
4.500%, 06/15/2047	235	237
Analog Devices
2.950%, 10/01/2051	690	554

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.800%, 10/01/2041	$330	$268
Apple
4.650%, 02/23/2046	1,004	1,079
4.500%, 02/23/2036	435	468
4.450%, 05/06/2044	125	130
4.375%, 05/13/2045	1,945	1,999
3.850%, 05/04/2043	155	149
3.750%, 09/12/2047	250	235
3.450%, 02/09/2045	660	596
2.950%, 09/11/2049	170	139
2.700%, 08/05/2051	1,365	1,068
2.650%, 02/08/2051	320	248
2.550%, 08/20/2060	635	458
2.375%, 02/08/2041	355	281
Applied Materials
4.350%, 04/01/2047	226	229
Broadcom
3.750%, 02/15/2051 (A)	620	484
3.500%, 02/15/2041 (A)	460	364
3.137%, 11/15/2035 (A)	490	400
2.600%, 02/15/2033 (A)	450	361
Cisco Systems
5.900%, 02/15/2039	331	388
Corning
5.850%, 11/15/2068	159	168
5.450%, 11/15/2079	425	423
Fiserv
4.400%, 07/01/2049	200	179
Intel
3.734%, 12/08/2047	1,020	915
3.250%, 11/15/2049	575	473
3.100%, 02/15/2060	320	243
KLA
5.000%, 03/15/2049	317	340
Lam Research
2.875%, 06/15/2050	312	241
Mastercard
3.850%, 03/26/2050	170	159
3.650%, 06/01/2049	190	173
Micron Technology
3.366%, 11/01/2041	165	129
Microsoft
3.450%, 08/08/2036	163	158
3.041%, 03/17/2062	587	477
2.921%, 03/17/2052	3,208	2,676
2.675%, 06/01/2060	380	291
NVIDIA
3.500%, 04/01/2040	230	211
3.500%, 04/01/2050	457	407
Oracle
4.375%, 05/15/2055	885	708
4.300%, 07/08/2034	470	429

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.125%, 05/15/2045	$1,180	$938
4.000%, 07/15/2046	1,085	844
4.000%, 11/15/2047	405	312
3.950%, 03/25/2051	190	145
3.800%, 11/15/2037	2,170	1,795
3.650%, 03/25/2041	115	90
3.600%, 04/01/2050	290	210
PayPal Holdings
3.250%, 06/01/2050	125	98
QUALCOMM
4.500%, 05/20/2052	275	279
Salesforce
3.050%, 07/15/2061	215	165
2.900%, 07/15/2051	750	590
Texas Instruments
4.150%, 05/15/2048	117	117
TSMC Arizona
4.500%, 04/22/2052	255	255
3.250%, 10/25/2051	480	391
3.125%, 10/25/2041	375	313
Visa
4.300%, 12/14/2045	460	470
4.150%, 12/14/2035	185	190

		26,137

Materials — 1.0%
Anglo American Capital
4.750%, 03/16/2052 (A)	611	557
BHP Billiton Finance USA
5.000%, 09/30/2043	360	385
Dow Chemical
4.375%, 11/15/2042	195	184
3.600%, 11/15/2050	370	303
DuPont de Nemours
5.319%, 11/15/2038	1,175	1,226
Ecolab
2.700%, 12/15/2051	420	316
FMC
4.500%, 10/01/2049	280	255
Freeport-McMoRan
5.450%, 03/15/2043	1,183	1,164
5.400%, 11/14/2034	84	86
Glencore Finance Canada
6.000%, 11/15/2041 (A)	476	494
International Flavors and Fragrances
5.000%, 09/26/2048	575	565
3.468%, 12/01/2050 (A)	895	695
3.268%, 11/15/2040 (A)	285	229
LYB International Finance III LLC
4.200%, 10/15/2049	455	402

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Newmont Goldcorp
5.875%, 04/01/2035	$120	$132

		6,993

Real Estate — 1.5%
Agree
2.900%, 10/01/2030	230	203
2.600%, 06/15/2033	185	152
Alexandria Real Estate Equities
3.550%, 03/15/2052	760	603
American Homes 4 Rent
4.300%, 04/15/2052	665	568
3.625%, 04/15/2032	195	178
3.375%, 07/15/2051	260	189
2.375%, 07/15/2031	25	21
American Tower
3.100%, 06/15/2050	190	137
Boston Properties
2.450%, 10/01/2033	240	192
Equinix
2.950%, 09/15/2051	540	387
Extra Space Storage
2.350%, 03/15/2032	155	127
GLP Capital
3.250%, 01/15/2032	395	331
Kimco Realty
4.250%, 04/01/2045	110	96
National Retail Properties
4.800%, 10/15/2048	335	322
Regency Centers
4.650%, 03/15/2049	420	398
4.400%, 02/01/2047	195	182
Rexford Industrial Realty
2.150%, 09/01/2031	225	185
Rexford Industrial Realty Inc
2.125%, 12/01/2030	60	50
Simon Property Group LP
6.750%, 02/01/2040	634	749
4.250%, 11/30/2046	50	46
3.800%, 07/15/2050	320	273
3.250%, 09/13/2049	135	105
Spirit Realty
3.200%, 02/15/2031	745	652
2.700%, 02/15/2032	65	54
Sun Communities Operating
4.200%, 04/15/2032	470	442
Ventas Realty
5.700%, 09/30/2043	700	747
VICI Properties
5.625%, 05/15/2052	850	831
5.125%, 05/15/2032	510	506

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Welltower
5.125%, 03/15/2043	$999	$990
4.950%, 09/01/2048	274	272
Weyerhaeuser
4.000%, 03/09/2052	440	382

		10,370

Utilities — 9.6%
AEP Transmission LLC
3.800%, 06/15/2049	270	238
3.650%, 04/01/2050	600	514
AES
2.450%, 01/15/2031	155	129
Alabama Power
4.300%, 07/15/2048	475	445
4.150%, 08/15/2044	450	413
3.700%, 12/01/2047	861	744
American Water Capital
3.450%, 05/01/2050	1,030	855
Appalachian Power
4.450%, 06/01/2045	650	594
Arizona Public Service
3.350%, 05/15/2050	400	307
Baltimore Gas and Electric
5.200%, 06/15/2033	783	830
2.900%, 06/15/2050	280	213
Berkshire Hathaway Energy
6.125%, 04/01/2036	3,321	3,831
Black Hills
4.350%, 05/01/2033	325	313
4.200%, 09/15/2046	500	438
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	595	503
CenterPoint Energy Houston Electric LLC
3.600%, 03/01/2052	155	137
Cleco Power
6.000%, 12/01/2040	310	339
CMS Energy
4.875%, 03/01/2044	677	671
Commonwealth Edison
4.350%, 11/15/2045	1,225	1,179
3.850%, 03/15/2052	140	131
3.700%, 03/01/2045	600	525
3.200%, 11/15/2049	295	240
3.125%, 03/15/2051	1,150	930
Connecticut Light & Power
4.000%, 04/01/2048	330	312
Consolidated Edison of New York
6.750%, 04/01/2038	275	331
6.300%, 08/15/2037	865	1,004
4.450%, 03/15/2044	95	91
3.850%, 06/15/2046	500	434

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.700%, 11/15/2059	$600	$488
Constellation Energy Generation LLC
5.750%, 10/01/2041	344	341
5.600%, 06/15/2042	580	569
Consumers Energy
3.100%, 08/15/2050	260	207
Dominion Energy
5.250%, 08/01/2033	1,620	1,689
4.900%, 08/01/2041	1,215	1,203
3.300%, 04/15/2041	420	346
DTE Electric
4.050%, 05/15/2048	360	339
Duke Energy Carolinas LLC
6.100%, 06/01/2037	1,210	1,344
6.000%, 01/15/2038	614	705
5.300%, 02/15/2040	930	998
4.250%, 12/15/2041	850	809
3.550%, 03/15/2052	140	122
Duke Energy Florida LLC
6.350%, 09/15/2037	295	345
Duke Energy Indiana LLC
6.350%, 08/15/2038	205	238
4.900%, 07/15/2043	500	505
Duke Energy Progress LLC
4.375%, 03/30/2044	1,720	1,665
Electricite de France
6.000%, 01/22/2114 (A)	190	184
5.000%, 09/21/2048 (A)	335	302
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	2,007	2,135
Entergy
3.750%, 06/15/2050	114	94
Entergy Louisiana LLC
4.200%, 04/01/2050	525	499
Entergy Texas
3.550%, 09/30/2049	310	255
Essential Utilities
5.300%, 05/01/2052	370	391
Exelon
4.950%, 06/15/2035	1,065	1,072
4.100%, 03/15/2052 (A)	60	53
Exelon Generation LLC
6.250%, 10/01/2039	678	712
Florida Power & Light
5.960%, 04/01/2039	980	1,107
5.690%, 03/01/2040	656	750
5.400%, 09/01/2035	2,315	2,541
3.950%, 03/01/2048	175	166
Georgia Power
4.300%, 03/15/2042	415	378
3.700%, 01/30/2050	1,055	871

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Indianapolis Power & Light
6.050%, 10/01/2036 (A)	$736	$857
Interstate Power and Light
3.100%, 11/30/2051	330	251
Jersey Central Power & Light
6.400%, 05/15/2036	1,225	1,401
KeySpan Gas East
5.819%, 04/01/2041 (A)	710	744
MidAmerican Energy
4.800%, 09/15/2043	325	332
4.400%, 10/15/2044	1,350	1,316
MidAmerican Energy MTN
5.800%, 10/15/2036	285	318
Narragansett Electric
4.170%, 12/10/2042 (A)	1,320	1,147
Northern States Power
5.350%, 11/01/2039	1,195	1,323
4.500%, 06/01/2052	265	276
3.600%, 09/15/2047	200	177
3.400%, 08/15/2042	320	277
3.200%, 04/01/2052	125	103
NSTAR Electric
4.550%, 06/01/2052	628	636
4.400%, 03/01/2044	430	414
Oglethorpe Power
5.250%, 09/01/2050	696	697
5.050%, 10/01/2048	645	636
4.500%, 04/01/2047 (A)	265	240
Oncor Electric Delivery LLC
5.350%, 10/01/2052	445	504
5.300%, 06/01/2042	235	256
5.250%, 09/30/2040	665	737
2.700%, 11/15/2051	535	405
Pacific Gas and Electric
5.250%, 03/01/2052	495	433
4.200%, 06/01/2041	185	143
3.500%, 08/01/2050	180	126
3.300%, 08/01/2040	155	114
2.500%, 02/01/2031	220	175
PacifiCorp
6.000%, 01/15/2039	365	413
PECO Energy
3.900%, 03/01/2048	945	872
Piedmont Natural Gas
4.650%, 08/01/2043	330	316
PPL Electric Utilities
4.150%, 06/15/2048	335	315
4.125%, 06/15/2044	570	521
Public Service Electric and Gas MTN
4.050%, 05/01/2048	255	240
Public Service of Colorado
6.500%, 08/01/2038	320	386

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.250%, 09/01/2037	$470	$567
4.500%, 06/01/2052	380	389
4.050%, 09/15/2049	93	87
Puget Sound Energy
4.223%, 06/15/2048	680	627
2.893%, 09/15/2051	190	142
San Diego Gas & Electric
3.320%, 04/15/2050	70	58
Sempra Energy
6.000%, 10/15/2039	865	961
3.800%, 02/01/2038	585	517
Southern California Edison
6.050%, 03/15/2039	405	438
3.900%, 03/15/2043	245	207
3.650%, 02/01/2050	80	64
Southern California Gas
3.750%, 09/15/2042	435	378
Southern Gas Capital
5.875%, 03/15/2041	1,008	1,092
4.400%, 06/01/2043	395	360
Southwestern Electric Power
6.200%, 03/15/2040	1,070	1,201
Southwestern Public Service
4.400%, 11/15/2048	385	372
Tampa Electric
4.300%, 06/15/2048	680	641
Tucson Electric Power
3.250%, 05/01/2051	760	582
Virginia Electric and Power
4.600%, 12/01/2048	400	399
4.450%, 02/15/2044	750	729
Wisconsin Public Service
3.300%, 09/01/2049	175	141
2.850%, 12/01/2051	500	373

		67,540

Total Corporate Obligations
(Cost $481,354) ($ Thousands)		441,421

U.S. TREASURY OBLIGATIONS — 25.8%
U.S. Treasury Bills
1.275%, 10/20/2022 (D)	5,475	5,447
U.S. Treasury Bonds
3.750%, 08/15/2041	1,225	1,309
3.750%, 11/15/2043	1,865	1,988
3.625%, 08/15/2043	1,627	1,702
3.625%, 02/15/2044	1,686	1,762
3.250%, 05/15/2042	12,035	11,996
3.125%, 11/15/2041	1,925	1,882
3.125%, 02/15/2043	2,325	2,253

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
3.125%, 08/15/2044	$3,195	$3,083
3.000%, 11/15/2044 (E)	5,815	5,489
3.000%, 05/15/2045	2,525	2,385
3.000%, 05/15/2047	2,685	2,551
2.875%, 11/15/2046	2,950	2,735
2.875%, 05/15/2052	1,530	1,472
2.750%, 08/15/2042	1,850	1,692
2.750%, 11/15/2047	3,705	3,374
2.500%, 05/15/2046	1,870	1,614
2.375%, 02/15/2042	36,525	31,623
2.375%, 05/15/2051	2,960	2,541
2.250%, 05/15/2041	599	510
2.250%, 02/15/2052	27,492	22,994
2.000%, 11/15/2041	25,225	20,483
2.000%, 08/15/2051	14,869	11,667
1.875%, 02/15/2041	78	63
1.875%, 02/15/2051	6,068	4,620
1.875%, 11/15/2051	17,025	12,971
1.375%, 11/15/2040	120	88
1.375%, 08/15/2050	5,505	3,676
1.125%, 05/15/2040	1,240	879
U.S. Treasury Inflation-Protected Securities
1.000%, 02/15/2049	1,382	1,447
0.125%, 02/15/2052	440	374
U.S. Treasury Notes
2.875%, 04/30/2029	940	940
2.875%, 05/15/2032	2,250	2,253
2.750%, 05/31/2029	2,395	2,376
1.875%, 02/15/2032	1,696	1,554
1.375%, 10/31/2028	1,840	1,676
U.S. Treasury STRIPS
3.333%, 08/15/2043 (B)	9,912	4,839
2.013%, 08/15/2045 (B)	5,710	2,598

Total U.S. Treasury Obligations
(Cost $197,722) ($ Thousands)		182,906

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.6%
FNMA, PO MTN
0.000%, 05/15/2030(B)	8,380	6,587
Resolution Funding Principal STRIP
4.326%, 04/15/2030(B)	17,770	13,839
Tennessee Valley Authority
5.250%, 09/15/2039	2,615	2,999

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority, PO
0.000%, 01/15/2038(B)	$3,700	$1,967

Total U.S. Government Agency Obligations
(Cost $23,670) ($ Thousands)		25,392

MUNICIPAL BONDS — 3.4%
California — 1.7%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	600	778
California State, Build America Project, GO
7.500%, 04/01/2034	2,165	2,839
7.350%, 11/01/2039	1,160	1,535
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	590	811
Los Angeles, Department of Airports, RB
6.582%, 05/15/2039	265	307
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	1,360	1,641
Regents of the University of California Medical Center, Ser N, RB
3.256%, 05/15/2060	795	592
Riverside County, Pension Obligation, RB
3.818%, 02/15/2038	345	330
San Francisco, Public Utilities Commission, Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	1,235	1,444
University of California Regents, Ser H, RB
6.548%, 05/15/2048	605	753
University of California, Ser AD, RB
4.858%, 05/15/2112	635	621
University of California, Ser AP, RB
3.931%, 05/15/2045	475	450

		12,101

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
6.637%, 04/01/2057	605	712

Illinois — 0.2%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	1,005	1,176

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Maryland — 0.0%
Baltimore, Revenue Authority, Water Project, Ser B, RB
2.814%, 07/01/2040	$370	$293

Massachusetts — 0.0%
Massachusetts State, School Building Authority, Sub-Ser B, RB
3.395%, 10/15/2040	240	202

Michigan — 0.1%
Michigan State University, Ser A, RB
4.165%, 08/15/2122	274	231
University of Michigan, Ser B, RB
3.504%, 04/01/2052	615	563

		794

Missouri — 0.1%
Missouri State, Joint Municipal Electric Utility Commission, Build America Project, Ser A, RB
6.890%, 01/01/2042	600	730

New Jersey — 0.0%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	60	80

New York — 0.8%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	350	348
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Build America Project, RB
5.508%, 08/01/2037	1,000	1,094
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Build America Project, Sub-Ser, RB
5.572%, 11/01/2038	885	964
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	1,215	1,043
New York State, Urban Development, RB
5.770%, 03/15/2039	1,470	1,576

		5,025

Ohio — 0.0%
JobsOhio Beverage System, Ser A, RB
2.833%, 01/01/2038	325	278

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Texas — 0.4%
Dallas Fort Worth, International Airport, Ser A, RB
4.087%, 11/01/2051	$230	$221
Grand Parkway, Transportation Corp, Ser E, RB
5.184%, 10/01/2042	530	590
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	490	657
North Texas, Tollway Authority, RB
3.029%, 01/01/2040	735	603
Texas State, Private Activity Bond Surface Transportation, RB
3.922%, 12/31/2049	355	308
University of Texas, Build America Bonds, RB
5.262%, 07/01/2039	575	643

		3,022

Total Municipal Bonds
(Cost $24,923) ($ Thousands)		24,413

SOVEREIGN DEBT — 1.3%

Airport Authority
3.500%, 01/12/2062(A)	505	423
Chile Government International Bond
4.340%, 03/07/2042	740	690
4.000%, 01/31/2052	55	48
Indonesia Government International Bond
4.350%, 01/11/2048	40	37
3.700%, 10/30/2049	1,020	873
Israel Government AID Bond
5.500%, 09/18/2033	1,400	1,689
Israel Government International Bond
3.875%, 07/03/2050	179	168
3.375%, 01/15/2050	788	676
Mexico Government International Bond
5.750%, 10/12/2110	219	201
5.000%, 04/27/2051	1,085	985
4.500%, 01/31/2050	930	791
4.400%, 02/12/2052	450	370
4.280%, 08/14/2041	229	195
Minera Mexico
4.500%, 01/26/2050(A)	265	221
Panama Government International Bond
4.500%, 04/16/2050	455	399
4.500%, 04/01/2056	108	93
4.300%, 04/29/2053	50	42
3.870%, 07/23/2060	245	188

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Perusahaan Penerbit SBSN Indonesia III
3.550%, 06/09/2051(A)	$120	$100
Philippine Government International Bond
3.200%, 07/06/2046	545	443
2.950%, 05/05/2045	155	123
Uruguay Government International Bond
5.100%, 06/18/2050	240	255

Total Sovereign Debt
(Cost $10,104) ($ Thousands)		9,010

MORTGAGE-BACKED SECURITIES — 1.0%
Agency Mortgage-Backed Obligations — 1.0%
FHLMC REMIC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	53	56
FHLMC REMIC CMO, Ser 2004-2748, Cl ZT
5.500%, 02/15/2024	117	118
FHLMC REMIC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	3,488	3,521
FNMA CMO, Ser 2004-12, Cl ZX
6.000%, 03/25/2034	936	1,018
FNMA CMO, Ser 2004-80, Cl XZ
5.000%, 11/25/2034	638	665
FNMA REMIC CMO, Ser 2007-68, Cl SC, IO
5.694%, 07/25/2037(C)	13	2
GNMA ARM
1.875%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.500%, 06/20/2032(C)	26	26
GNMA CMO, Ser 2009-8, Cl PS, IO
5.425%, 08/16/2038(C)	16	1
GNMA CMO, Ser 2010-4, Cl NS, IO
5.515%, 01/16/2040(C)	43	6
GNMA CMO, Ser 2011-70, Cl BO, PO
0.000%, 05/20/2041(B)	1,732	1,441

		6,854
Non-Agency Mortgage-Backed Obligations — 0.0%
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.049%, 03/25/2037	77	76
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
1.348%, ICE LIBOR USD 1 Month + 0.420%, 03/19/2045(C)	25	25
Harborview Mortgage Loan Trust, Ser 2004-8, Cl 2A4A
1.728%, ICE LIBOR USD 1 Month + 0.800%, 11/19/2034(C)	58	55

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Indymac Index Mortgage Loan Trust, Ser 2004-AR12, Cl A1
1.786%, ICE LIBOR USD 1 Month + 0.780%, 12/25/2034(C)	$54	$43
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
1.866%, ICE LIBOR USD 1 Month + 0.860%, 09/25/2034(C)	10	9
RAMP Trust, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	7	7
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.841%, 12/25/2034(C)	13	12
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
1.666%, ICE LIBOR USD 1 Month + 0.660%, 01/25/2045(C)	28	28

		255
Total Mortgage-Backed Securities
(Cost $5,342) ($ Thousands)		7,109

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	4,468,568	$4,469

Total Cash Equivalent
(Cost $4,469) ($ Thousands)		4,469

Total Investments in Securities — 97.9%
(Cost $747,584) ($ Thousands)		$694,720

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 5-Year Treasury Note	89	Oct-2022	$10,035	$10,053	$18
U.S. 10-Year Treasury Note	106	Sep-2022	12,717	12,662	(55)
U.S. Ultra Long Treasury Bond	283	Sep-2022	44,337	44,077	(260)
			67,089	66,792	(297)
Short Contracts
U.S. 2-Year Treasury Note	(42)	Oct-2022	$(8,878)	$(8,866)	$12
U.S. 5-Year Treasury Note	(19)	Oct-2022	(2,154)	(2,146)	8
U.S. Long Treasury Bond	(67)	Sep-2022	(9,468)	(9,342)	126
Ultra 10-Year U.S. Treasury Note	(199)	Sep-2022	(25,757)	(25,569)	188
			(46,257)	(45,923)	334
			$20,832	$20,869	$37

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Fund (Concluded)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2022, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3 MONTH USD - LIBOR	1.0725% FIXED	Semi-Annually	07/24/2025	USD	4,035	$(146)	$–	$(146)
3 MONTH USD LIBOR	1.0255% FIXED	Semi-Annually	07/24/2025	USD	8,070	(299)	–	(299)
3 MONTH USD LIBOR	1.0335% FIXED	Semi-Annually	07/24/2025	USD	5,980	(221)	–	(221)
3 MONTHS USD LIBOR	0.39 % FIXED	Semi-Annually	09/28/2025	USD	9,070	(266)	–	(266)
0.6875% FIXED	3 MONTH USD LIBOR	Semi-Annually	12/07/2025	USD	8,590	(197)	–	(197)
3 MONTH USD - LIBOR	1.8075% FIXED	Quarterly	07/24/2053	USD	335	69	–	69
3 MONTH USD LIBOR	1.7725% FIXED	Quarterly	07/24/2053	USD	670	142	–	142
3 MONTH USD LIBOR	1.785% FIXED	Quarterly	07/24/2053	USD	505	106	–	106
3 MONTHS USD LIBOR	0.87% FIXED	Quarterly	09/28/2053	USD	775	148	–	148
3 MONTH USD LIBOR	1.7425% Fixed	Quarterly	12/07/2053	USD	720	154	–	154
						$(510)	$–	$(510)

Percentages are based on Net Assets of $709,737 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $49,680 ($ Thousands), representing 7.0% of the Net Assets of the Fund.

(B)	Zero coupon security.
(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Interest rate represents the security's effective yield at the time of purchase.
(E)	Security, or a portion thereof, has been pledged as collateral on open future agreements.

AID — Agency for International Development
ARM — Adjustable Rate Mortgage
Cl — Class
CMO — Collateralized Mortgage Obligation
DAC — Designated Activity Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
ICE— Intercontinental Exchange
IO — Interest Only — face amount represents notional amount
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
L.P. — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
PO — Principal Only
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Finance Rate
STRIPS — Separately Traded Registered Interest and Principal Securities
USD — U.S. Dollar

SEI Institutional Investments Trust / Annual Report / May 31, 2022

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	441,421	–	441,421
U.S. Treasury Obligations	–	182,906	–	182,906
U.S. Government Agency Obligations	–	25,392	–	25,392
Municipal Bonds	–	24,413	–	24,413
Sovereign Debt	–	9,010	–	9,010
Mortgage-Backed Securities	–	7,109	–	7,109
Cash Equivalent	4,469	–	–	4,469
Total Investments in Securities	4,469	690,251	–	694,720

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	352	–	–	352
Unrealized Depreciation	(315)	–	–	(315)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	619	–	619
Unrealized Depreciation	–	(1,129)	–	(1,129)
Total Other Financial Instruments	37	(510)	–	(473)

*	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund's transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$72,879	$582,713	$(651,124)	$1	$-	$4,469	4,468,568	$7	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund

†	Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 82.9%
Communication Services — 6.2%
Activision Blizzard
2.500%, 09/15/2050	$4,760	$3,524
Alphabet
2.250%, 08/15/2060	6,718	4,560
1.900%, 08/15/2040	1,160	863
America Movil
6.125%, 03/30/2040	3,215	3,633
AT&T
4.300%, 12/15/2042	500	467
3.800%, 12/01/2057	2,539	2,094
3.550%, 09/15/2055	1,835	1,469
3.500%, 09/15/2053	8,267	6,665
Charter Communications Operating LLC / Charter Communications Operating Capital
6.834%, 10/23/2055	580	613
6.484%, 10/23/2045	535	552
4.800%, 03/01/2050	1,230	1,057
3.850%, 04/01/2061	500	354
Comcast
6.500%, 11/15/2035	420	511
5.650%, 06/15/2035	3,260	3,668
4.600%, 08/15/2045	1,150	1,149
4.250%, 01/15/2033	3,640	3,707
4.200%, 08/15/2034	3,070	3,091
4.049%, 11/01/2052	6,068	5,692
4.000%, 03/01/2048	4,645	4,264
3.969%, 11/01/2047	5,120	4,676
3.900%, 03/01/2038	4,620	4,412
3.400%, 07/15/2046	6,725	5,707
3.250%, 11/01/2039	240	209
2.987%, 11/01/2063 (A)	28,319	20,466

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.937%, 11/01/2056 (A)	$30,390	$22,664
2.887%, 11/01/2051 (A)	5,738	4,354
2.800%, 01/15/2051	1,640	1,242
Cox Communications
4.800%, 02/01/2035 (A)	1,400	1,375
4.700%, 12/15/2042 (A)	294	276
Level 3 Financing
3.875%, 11/15/2029 (A)	535	471
Magallanes
5.141%, 03/15/2052 (A)	2,630	2,353
5.050%, 03/15/2042 (A)	275	249
NBCUniversal Media LLC
4.450%, 01/15/2043	1,057	1,035
NTT Finance
1.591%, 04/03/2028 (A)	2,360	2,077
Paramount Global
5.900%, 10/15/2040	40	40
5.850%, 09/01/2043	715	716
4.850%, 12/15/2034	300	276
4.600%, 01/15/2045	115	96
4.375%, 03/15/2043	1,459	1,228
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	1,550	1,368
Tencent Holdings MTN
3.840%, 04/22/2051 (A)	1,245	969
Time Warner Cable LLC
7.300%, 07/01/2038	381	422
5.500%, 09/01/2041	650	605
4.500%, 09/15/2042	500	417
Time Warner Entertainment
8.375%, 07/15/2033	1,709	2,069
T-Mobile USA
3.400%, 10/15/2052 (A)	1,500	1,166
3.000%, 02/15/2041	925	726
TWDC Enterprises 18
4.125%, 12/01/2041	1,390	1,312
TWDC Enterprises 18 MTN
4.125%, 06/01/2044	1,854	1,756
Verizon Communications
5.250%, 03/16/2037	840	916
4.862%, 08/21/2046	1,100	1,148
3.875%, 03/01/2052	1,284	1,151
3.700%, 03/22/2061	685	569
3.550%, 03/22/2051	100	84
3.400%, 03/22/2041	1,080	932
3.000%, 11/20/2060	1,465	1,064
2.987%, 10/30/2056	1,468	1,089
2.650%, 11/20/2040	1,450	1,119
Vodafone Group PLC
5.250%, 05/30/2048	1,065	1,066
4.875%, 06/19/2049	538	518

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Walt Disney
6.650%, 11/15/2037	$990	$1,232
6.400%, 12/15/2035	2,043	2,471
4.700%, 03/23/2050	2,255	2,336
4.625%, 03/23/2040	295	300
3.600%, 01/13/2051	12,644	11,197
3.500%, 05/13/2040	1,295	1,155
2.750%, 09/01/2049	22,151	16,750

		177,762

Consumer Discretionary — 4.8%
7-Eleven
2.500%, 02/10/2041 (A)	870	620
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	1,200	1,041
Amazon.com
4.050%, 08/22/2047	8,730	8,619
3.950%, 04/13/2052	5,271	5,078
3.875%, 08/22/2037	3,284	3,232
3.250%, 05/12/2061	7,321	5,935
3.100%, 05/12/2051	6,424	5,359
2.875%, 05/12/2041	840	700
2.700%, 06/03/2060	4,255	3,073
2.500%, 06/03/2050	8,942	6,657
BMW US Capital LLC
4.150%, 04/09/2030 (A)	540	540
2.550%, 04/01/2031 (A)	1,615	1,425
Boston University
4.061%, 10/01/2048	1,800	1,695
California Institute of Technology
4.321%, 08/01/2045	650	634
Dollar Tree
3.375%, 12/01/2051	655	480
Emory University
2.969%, 09/01/2050	1,660	1,306
Georgetown University
5.215%, 10/01/2118	1,921	1,849
4.315%, 04/01/2049	1,615	1,482
2.943%, 04/01/2050	540	403
Home Depot
5.950%, 04/01/2041	2,700	3,190
4.500%, 12/06/2048	3,445	3,482
4.400%, 03/15/2045	6,160	6,145
4.250%, 04/01/2046	8,912	8,678
4.200%, 04/01/2043	1,680	1,638
3.900%, 06/15/2047	11,133	10,330
3.625%, 04/15/2052	3,835	3,407
3.350%, 04/15/2050	2,020	1,711
3.300%, 04/15/2040	1,320	1,166
3.125%, 12/15/2049	370	300
2.750%, 09/15/2051	3,290	2,499
2.375%, 03/15/2051	5,389	3,854

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Johns Hopkins University
4.083%, 07/01/2053	$2,000	$1,944
2.813%, 01/01/2060	490	364
Lowe's
3.700%, 04/15/2046	1,016	850
Massachusetts Institute of Technology
5.600%, 07/01/2111	2,560	3,123
3.067%, 04/01/2052	2,540	2,161
2.294%, 07/01/2051	21	15
NIKE
3.625%, 05/01/2043	1,160	1,064
3.375%, 03/27/2050	215	190
3.250%, 03/27/2040	965	855
Northwestern University
3.688%, 12/01/2038	2,070	1,963
Pomona College
2.888%, 01/01/2051	1,240	988
President & Fellows of Harvard College
3.745%, 11/15/2052	4,655	4,573
3.619%, 10/01/2037	400	381
2.517%, 10/15/2050	1,270	943
Princeton University
5.700%, 03/01/2039	1,039	1,232
Target
2.950%, 01/15/2052	3,220	2,579
Trustees of Boston College
3.042%, 07/01/2057	1,230	952
Trustees of Tufts College
3.099%, 08/15/2051	2,667	2,034
University of Chicago
4.411%, 10/01/2044	715	715
2.761%, 04/01/2045	2,520	2,051
University of Miami
4.063%, 04/01/2052	4,255	3,889
University of Southern California
3.841%, 10/01/2047	1,185	1,105
3.028%, 10/01/2039	2,300	1,981
2.805%, 10/01/2050	925	719
XLIT
5.250%, 12/15/2043	2,405	2,659

		135,858

Consumer Staples — 3.5%
Alcon Finance
3.800%, 09/23/2049 (A)	860	707
Altria Group
10.200%, 02/06/2039	2,501	3,418
9.950%, 11/10/2038	1,555	2,069
5.375%, 01/31/2044	1,985	1,877
4.500%, 05/02/2043	100	82
4.250%, 08/09/2042	575	462
3.875%, 09/16/2046	640	472

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide
4.900%, 02/01/2046	$3,141	$3,132
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	1,445	1,969
8.000%, 11/15/2039	2,786	3,719
4.600%, 04/15/2048	220	209
3.750%, 07/15/2042	320	275
Archer-Daniels-Midland
2.700%, 09/15/2051	1,865	1,439
BAT Capital
4.390%, 08/15/2037	1,095	935
3.734%, 09/25/2040	110	82
Cargill
4.375%, 04/22/2052 (A)	3,750	3,778
Church & Dwight
5.000%, 06/15/2052	1,220	1,277
Coca-Cola
2.875%, 05/05/2041	750	640
2.500%, 06/01/2040	310	251
2.500%, 03/15/2051	6,810	5,104
2.000%, 03/05/2031	675	594
Coca-Cola Femsa
5.250%, 11/26/2043	3,070	3,239
CSL Finance
4.950%, 04/27/2062 (A)	400	397
4.750%, 04/27/2052 (A)	2,849	2,825
4.625%, 04/27/2042 (A)	320	315
Estee Lauder
3.125%, 12/01/2049	2,320	1,903
Fomento Economico Mexicano
3.500%, 01/16/2050	2,210	1,819
GSK Consumer Healthcare Capital US LLC
4.000%, 03/24/2052 (A)	1,630	1,474
Hormel Foods
3.050%, 06/03/2051	3,120	2,454
JBS USA LUX
4.375%, 02/02/2052 (A)	1,250	968
Kimberly-Clark
5.300%, 03/01/2041	555	604
3.900%, 05/04/2047	2,275	2,101
Kraft Heinz Foods
7.125%, 08/01/2039 (A)	1,160	1,358
5.200%, 07/15/2045	400	389
4.875%, 10/01/2049	470	439
Kroger
5.400%, 01/15/2049	1,371	1,457
Mars
4.200%, 04/01/2059 (A)	1,385	1,290
4.125%, 04/01/2054 (A)	345	324
3.950%, 04/01/2049 (A)	1,780	1,641
3.875%, 04/01/2039 (A)	1,650	1,531

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.375%, 07/16/2040 (A)	$1,680	$1,267
Nestle Holdings
4.000%, 09/24/2048 (A)	445	428
3.900%, 09/24/2038 (A)	2,685	2,576
PepsiCo
3.450%, 10/06/2046	6,625	5,934
2.750%, 10/21/2051	2,930	2,363
2.625%, 10/21/2041	1,270	1,037
Philip Morris International
4.875%, 11/15/2043	2,830	2,690
4.500%, 03/20/2042	5,945	5,317
4.125%, 03/04/2043	806	684
3.875%, 08/21/2042	1,715	1,414
Reynolds American
8.125%, 05/01/2040	2,390	2,769
5.850%, 08/15/2045	1,895	1,735
Roche Holdings
2.607%, 12/13/2051 (A)	7,508	5,693
Walmart
2.650%, 09/22/2051	6,296	4,985
2.500%, 09/22/2041	3,306	2,676

		100,587

Energy — 5.1%
BG Energy Capital
5.125%, 10/15/2041 (A)	3,605	3,835
BP Capital Markets America
3.379%, 02/08/2061	11,386	9,063
3.060%, 06/17/2041	1,990	1,647
3.001%, 03/17/2052	1,365	1,047
3.000%, 02/24/2050	2,465	1,903
2.939%, 06/04/2051	5,945	4,497
2.772%, 11/10/2050	2,660	1,950
Chevron USA
2.343%, 08/12/2050	1,685	1,221
ConocoPhillips
4.300%, 11/15/2044	3,415	3,306
4.025%, 03/15/2062 (A)	10,383	9,481
3.800%, 03/15/2052	1,540	1,403
Devon Energy
7.875%, 09/30/2031	815	1,001
Energy Transfer
6.250%, 04/15/2049	550	561
6.050%, 06/01/2041	2,225	2,247
5.400%, 10/01/2047	2,202	2,027
5.300%, 04/15/2047	160	146
5.150%, 03/15/2045	75	67
Eni SpA
5.700%, 10/01/2040 (A)	2,285	2,421
Enterprise Products Operating LLC
5.950%, 02/01/2041	602	655

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
EOG Resources
4.375%, 04/15/2030	$1,005	$1,037
Equinor
5.100%, 08/17/2040	1,415	1,532
4.800%, 11/08/2043	899	942
3.700%, 04/06/2050	2,200	1,991
3.625%, 04/06/2040	2,405	2,205
2.375%, 05/22/2030	1,270	1,144
Exxon Mobil
4.327%, 03/19/2050	2,198	2,193
4.227%, 03/19/2040	3,370	3,372
4.114%, 03/01/2046	905	875
3.567%, 03/06/2045	4,305	3,793
3.452%, 04/15/2051	13,727	11,881
3.095%, 08/16/2049	635	518
Hess
6.000%, 01/15/2040	3,100	3,293
Lundin Energy Finance BV
3.100%, 07/15/2031 (A)	930	819
Marathon Petroleum
5.000%, 09/15/2054	530	486
Motiva Enterprises
6.850%, 01/15/2040 (A)	2,225	2,231
MPLX
4.500%, 04/15/2038	465	431
Northern Natural Gas
4.300%, 01/15/2049 (A)	1,530	1,365
Occidental Petroleum
4.300%, 08/15/2039	462	418
Petroleos Mexicanos
7.690%, 01/23/2050	2,320	1,804
Phillips 66
3.300%, 03/15/2052	1,425	1,112
Saudi Arabian Oil
3.250%, 11/24/2050 (A)	375	296
Shell International Finance BV
6.375%, 12/15/2038	3,186	3,917
4.550%, 08/12/2043	1,695	1,708
4.375%, 05/11/2045	5,932	5,902
4.000%, 05/10/2046	5,013	4,706
3.750%, 09/12/2046	6,264	5,623
3.625%, 08/21/2042	2,175	1,933
3.000%, 11/26/2051	3,147	2,483
Suncor Energy
5.950%, 12/01/2034	3,080	3,318
Suncor Energy Ventures
6.000%, 04/01/2042 (A)	2,375	2,325
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	2,020	2,513
TotalEnergies Capital International
3.386%, 06/29/2060	405	326
3.127%, 05/29/2050	9,035	7,270

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.986%, 06/29/2041	$1,230	$1,018
TransCanada PipeLines
7.250%, 08/15/2038	1,765	2,187
4.625%, 03/01/2034	1,965	1,981
Williams
5.400%, 03/04/2044	1,000	997

		140,423

Financials — 20.2%
AIA Group MTN
4.875%, 03/11/2044 (A)	3,372	3,428
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	3,800	4,549
Alleghany
4.900%, 09/15/2044	1,240	1,237
3.250%, 08/15/2051	740	567
Allstate
4.500%, 06/15/2043	353	339
American Express
4.989%, U.S. SOFR + 2.255%, 05/26/2033 (B)	1,410	1,463
American International Group
4.800%, 07/10/2045	180	179
4.750%, 04/01/2048	55	56
4.375%, 06/30/2050	305	291
Aon
3.900%, 02/28/2052	1,410	1,213
Apollo Management Holdings
5.000%, 03/15/2048 (A)	625	631
4.872%, 02/15/2029 (A)	2,245	2,288
Arthur J Gallagher
3.500%, 05/20/2051	1,275	1,015
Athene Global Funding
2.673%, 06/07/2031 (A)	5,910	4,939
Athene Holding
3.450%, 05/15/2052	810	589
Bank of America
7.750%, 05/14/2038	3,920	5,079
6.110%, 01/29/2037	1,655	1,882
6.000%, 10/15/2036	3,625	4,155
4.571%, U.S. SOFR + 1.830%, 04/27/2033 (B)	2,135	2,157
3.311%, U.S. SOFR + 1.580%, 04/22/2042 (B)	3,752	3,150
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (B)	850	754
2.972%, U.S. SOFR + 1.560%, 07/21/2052 (B)	5,739	4,344
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (B)	3,080	2,641
2.299%, U.S. SOFR + 1.220%, 07/21/2032 (B)	1,075	904

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of America MTN
5.875%, 02/07/2042	$6,600	$7,501
4.330%, ICE LIBOR USD 3 Month + 1.520%, 03/15/2050 (B)	7,880	7,523
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/2051 (B)	10,555	9,696
4.078%, ICE LIBOR USD 3 Month + 1.320%, 04/23/2040 (B)	8,575	7,982
2.676%, U.S. SOFR + 1.930%, 06/19/2041 (B)	21,711	16,731
Berkshire Hathaway
4.500%, 02/11/2043	1,100	1,089
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,750	1,722
4.300%, 05/15/2043	1,385	1,349
4.250%, 01/15/2049	2,890	2,849
4.200%, 08/15/2048	1,575	1,529
3.850%, 03/15/2052	7,835	7,144
2.850%, 10/15/2050	7,021	5,357
2.500%, 01/15/2051	1,290	910
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	1,313	1,473
5.000%, 06/15/2044 (A)	2,050	2,057
2.000%, 01/30/2032 (A)	935	768
BNP Paribas
3.132%, U.S. SOFR + 1.561%, 01/20/2033 (A)(B)	220	189
Brown & Brown
4.950%, 03/17/2052	1,000	919
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	3,818	3,837
Chubb INA Holdings
6.700%, 05/15/2036	4,870	5,981
4.350%, 11/03/2045	2,715	2,648
3.050%, 12/15/2061	6,060	4,562
2.850%, 12/15/2051	3,035	2,310
CI Financial
4.100%, 06/15/2051	1,640	1,167
Cincinnati Financial
6.125%, 11/01/2034	3,553	4,161
Citigroup
8.125%, 07/15/2039	3,670	5,039
6.125%, 08/25/2036	690	769
5.316%, U.S. SOFR + 4.548%, 03/26/2041 (B)	4,495	4,775
4.910%, U.S. SOFR + 2.086%, 05/24/2033 (B)	810	832
4.650%, 07/30/2045	1,539	1,508
4.650%, 07/23/2048	5,879	5,864
4.281%, ICE LIBOR USD 3 Month + 1.839%, 04/24/2048 (B)	1,494	1,408
3.878%, ICE LIBOR USD 3 Month + 1.168%, 01/24/2039 (B)	3,430	3,129

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.904%, U.S. SOFR + 1.379%, 11/03/2042 (B)	$4,240	$3,286
Citigroup Capital III
7.625%, 12/01/2036	890	1,121
CME Group
4.150%, 06/15/2048	1,634	1,588
Commonwealth Bank of Australia
4.316%, 01/10/2048 (A)	2,536	2,221
Credit Suisse Group
3.091%, U.S. SOFR + 1.730%, 05/14/2032 (A)(B)	1,395	1,170
Deutsche Bank NY
3.035%, U.S. SOFR + 1.718%, 05/28/2032 (B)	990	822
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	800	992
Farmers Exchange Capital II
6.151%, ICE LIBOR USD 3 Month + 3.744%, 11/01/2053 (A)(B)	2,890	3,151
Fifth Third Bancorp
8.250%, 03/01/2038	1,715	2,298
Goldman Sachs Capital I
6.345%, 02/15/2034	3,940	4,391
Goldman Sachs Group
6.750%, 10/01/2037	1,668	1,950
6.450%, 05/01/2036	890	1,009
6.250%, 02/01/2041	5,478	6,462
4.750%, 10/21/2045	115	114
4.411%, ICE LIBOR USD 3 Month + 1.430%, 04/23/2039 (B)	9,160	8,822
4.017%, ICE LIBOR USD 3 Month + 1.373%, 10/31/2038 (B)	7,815	7,347
3.436%, U.S. SOFR + 1.632%, 02/24/2043 (B)	2,900	2,443
3.210%, U.S. SOFR + 1.513%, 04/22/2042 (B)	5,320	4,368
3.102%, U.S. SOFR + 1.410%, 02/24/2033 (B)	1,520	1,351
2.908%, U.S. SOFR + 1.472%, 07/21/2042 (B)	175	136
2.650%, U.S. SOFR + 1.264%, 10/21/2032 (B)	1,785	1,530
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (B)	320	269
1.992%, U.S. SOFR + 1.090%, 01/27/2032 (B)	925	760
Goldman Sachs Group MTN
4.800%, 07/08/2044	6,243	6,237
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	3,160	3,059
3.700%, 01/22/2070 (A)	940	715
HSBC Bank PLC
7.650%, 05/01/2025	1,915	2,083

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HSBC Bank USA
7.000%, 01/15/2039	$6,850	$8,414
HSBC Holdings
6.800%, 06/01/2038	3,469	3,926
6.500%, 09/15/2037	4,070	4,552
5.250%, 03/14/2044	431	424
2.804%, U.S. SOFR + 1.187%, 05/24/2032 (B)	1,260	1,070
ING Groep
4.252%, U.S. SOFR + 2.070%, 03/28/2033 (B)	580	555
Intercontinental Exchange
5.200%, 06/15/2062	560	568
4.950%, 06/15/2052	5,741	5,913
4.250%, 09/21/2048	697	641
3.000%, 06/15/2050	2,175	1,655
JPMorgan Chase
8.750%, 09/01/2030	1,005	1,284
6.400%, 05/15/2038	9,137	10,950
5.600%, 07/15/2041	6,115	6,740
5.500%, 10/15/2040	6,520	7,102
5.400%, 01/06/2042	6,125	6,610
4.260%, ICE LIBOR USD 3 Month + 1.580%, 02/22/2048 (B)	615	586
4.032%, ICE LIBOR USD 3 Month + 1.460%, 07/24/2048 (B)	2,230	2,043
3.964%, ICE LIBOR USD 3 Month + 1.380%, 11/15/2048 (B)	9,079	8,191
3.897%, ICE LIBOR USD 3 Month + 1.220%, 01/23/2049 (B)	9,690	8,618
3.882%, ICE LIBOR USD 3 Month + 1.360%, 07/24/2038 (B)	13,930	13,051
3.328%, U.S. SOFR + 1.580%, 04/22/2052 (B)	10,983	8,946
3.157%, U.S. SOFR + 1.460%, 04/22/2042 (B)	2,570	2,109
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (B)	675	524
3.109%, U.S. SOFR + 2.460%, 04/22/2041 (B)	315	259
2.963%, U.S. SOFR + 1.260%, 01/25/2033 (B)	935	835
2.525%, U.S. SOFR + 1.510%, 11/19/2041 (B)	445	333
1.953%, U.S. SOFR + 1.065%, 02/04/2032 (B)	1,495	1,240
1.764%, TSFR3M + 1.105%, 11/19/2031 (B)	3,640	2,984
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	1,073	1,096
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	3,787	3,726

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
KKR Group Finance X LLC
3.250%, 12/15/2051 (A)	$1,473	$1,114
LSEGA Financing PLC
3.200%, 04/06/2041 (A)	2,914	2,383
Macquarie Group MTN
2.871%, U.S. SOFR + 1.532%, 01/14/2033 (A)(B)	2,015	1,681
Marsh & McLennan
4.900%, 03/15/2049	2,262	2,349
4.200%, 03/01/2048	3,155	2,934
2.900%, 12/15/2051	975	722
Massachusetts Mutual Life Insurance
4.900%, 04/01/2077 (A)	2,690	2,558
3.729%, 10/15/2070 (A)	1,975	1,481
3.200%, 12/01/2061 (A)	615	442
MetLife
5.875%, 02/06/2041	1,675	1,894
5.700%, 06/15/2035	6,239	7,048
4.875%, 11/13/2043	3,080	3,176
4.721%, 12/15/2044	2,710	2,705
Mitsubishi UFJ Financial Group
3.751%, 07/18/2039	766	689
Moody's
4.875%, 12/17/2048	1,891	1,905
3.750%, 02/25/2052	205	175
2.750%, 08/19/2041	250	190
Morgan Stanley
5.297%, U.S. SOFR + 2.620%, 04/20/2037 (B)	240	242
4.457%, ICE LIBOR USD 3 Month + 1.431%, 04/22/2039 (B)	3,743	3,662
4.375%, 01/22/2047	400	385
3.217%, U.S. SOFR + 1.485%, 04/22/2042 (B)	1,300	1,078
Morgan Stanley MTN
6.375%, 07/24/2042	6,510	7,893
5.597%, U.S. SOFR + 4.840%, 03/24/2051 (B)	440	507
4.300%, 01/27/2045	12,860	12,123
3.971%, ICE LIBOR USD 3 Month + 1.455%, 07/22/2038 (B)	6,180	5,885
2.943%, U.S. SOFR + 1.290%, 01/21/2033 (B)	1,075	957
2.802%, U.S. SOFR + 1.430%, 01/25/2052 (B)	3,585	2,654
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (B)	300	258
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (B)	1,280	1,081
Mutual of Omaha Insurance
4.297%, ICE LIBOR USD 3 Month + 2.640%, 07/15/2054 (A)(B)	555	545

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nasdaq
3.950%, 03/07/2052	$450	$381
National Rural Utilities Cooperative Finance
4.400%, 11/01/2048	2,010	1,954
4.300%, 03/15/2049	3,643	3,483
4.023%, 11/01/2032	362	355
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,170	1,664
4.350%, 04/30/2050 (A)	530	461
New York Life Global Funding
1.850%, 08/01/2031 (A)	1,405	1,172
New York Life Insurance
6.750%, 11/15/2039 (A)	2,215	2,684
5.875%, 05/15/2033 (A)	2,224	2,495
3.750%, 05/15/2050 (A)	1,854	1,583
Northwestern Mutual Life Insurance
3.850%, 09/30/2047 (A)	1,238	1,067
3.625%, 09/30/2059 (A)	2,540	1,973
3.450%, 03/30/2051 (A)	850	683
Ontario Teachers' Cadillac Fairview Properties Trust
2.500%, 10/15/2031 (A)	3,980	3,473
Pacific Life Insurance
4.300%, ICE LIBOR USD 3 Month + 2.796%, 10/24/2067 (A)(B)	1,350	1,173
Progressive
3.700%, 03/15/2052	4,575	4,023
Prudential Financial
3.905%, 12/07/2047	2,140	1,910
Prudential Financial MTN
5.700%, 12/14/2036	6,384	7,250
3.700%, 03/13/2051	320	280
Raymond James Financial
4.950%, 07/15/2046	165	167
3.750%, 04/01/2051	1,440	1,244
S&P Global
3.900%, 03/01/2062 (A)	1,215	1,086
3.700%, 03/01/2052 (A)	2,370	2,113
3.250%, 12/01/2049	1,746	1,445
Securian Financial Group
4.800%, 04/15/2048 (A)	2,921	2,741
Societe Generale
3.625%, 03/01/2041 (A)	1,255	910
State Street
3.031%, U.S. SOFR + 1.490%, 11/01/2034 (B)	3,200	2,906
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	3,081	3,032
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (A)	2,355	2,354
4.270%, 05/15/2047 (A)	2,793	2,595

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.300%, 05/15/2050 (A)	$585	$456
Travelers
5.350%, 11/01/2040	1,565	1,677
4.100%, 03/04/2049	3,853	3,600
4.050%, 03/07/2048	1,300	1,199
Travelers MTN
6.250%, 06/15/2037	1,205	1,455
UBS Group
2.746%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 02/11/2033 (A)(B)	110	94
UBS Group MTN
2.095%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.000%, 02/11/2032 (A)(B)	220	181
UBS London MTN
4.500%, 06/26/2048 (A)	2,010	1,941
Validus Holdings
8.875%, 01/26/2040	2,035	2,865
Wachovia
7.500%, 04/15/2035	440	543
WEA Finance LLC
4.625%, 09/20/2048 (A)	2,000	1,615
Wells Fargo
7.950%, 11/15/2029	695	847
6.600%, 01/15/2038	8,675	10,508
5.950%, 08/26/2036	4,720	5,334
5.950%, 12/15/2036	1,002	1,089
5.850%, 02/01/2037	10,043	11,293
5.606%, 01/15/2044	2,676	2,879
3.900%, 05/01/2045	3,674	3,356
3.068%, U.S. SOFR + 2.530%, 04/30/2041 (B)	1,790	1,466
Wells Fargo MTN
5.013%, U.S. SOFR + 4.502%, 04/04/2051 (B)	12,973	13,581
4.900%, 11/17/2045	1,495	1,481
4.750%, 12/07/2046	5,246	5,107
4.650%, 11/04/2044	2,995	2,856
4.611%, U.S. SOFR + 2.130%, 04/25/2053 (B)	3,350	3,295
4.400%, 06/14/2046	5,120	4,754
4.150%, 01/24/2029	555	553
Western & Southern Life Insurance
3.750%, 04/28/2061 (A)	695	558
Westpac Banking
2.150%, 06/03/2031	650	557
Willis North America
3.875%, 09/15/2049	625	509

		572,290

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Health Care — 11.1%
Abbott Laboratories
4.900%, 11/30/2046	$6,828	$7,504
AbbVie
4.850%, 06/15/2044	225	226
4.400%, 11/06/2042	1,100	1,049
4.250%, 11/21/2049	3,033	2,839
4.050%, 11/21/2039	485	451
Advocate Health & Hospitals
4.272%, 08/15/2048	1,717	1,660
Aetna
4.125%, 11/15/2042	780	691
Allina Health System
4.805%, 11/15/2045	1,666	1,734
3.887%, 04/15/2049	1,454	1,339
Amgen
2.800%, 08/15/2041	948	730
2.770%, 09/01/2053	696	491
Anthem
4.625%, 05/15/2042	65	65
Ascension Health
4.847%, 11/15/2053	520	556
3.945%, 11/15/2046	1,291	1,216
3.106%, 11/15/2039	2,965	2,533
AstraZeneca PLC
6.450%, 09/15/2037	1,220	1,531
4.375%, 11/16/2045	2,084	2,119
3.000%, 05/28/2051	1,173	975
Banner Health
2.907%, 01/01/2042	1,781	1,415
Baptist Health South Florida
4.342%, 11/15/2041	610	582
BayCare Health System
3.831%, 11/15/2050	1,000	926
Bayer US Finance II LLC
4.700%, 07/15/2064 (A)	1,080	939
4.625%, 06/25/2038 (A)	645	608
4.400%, 07/15/2044 (A)	1,385	1,216
3.950%, 04/15/2045 (A)	2,680	2,175
Baylor Scott & White Holdings
4.185%, 11/15/2045	2,636	2,499
3.967%, 11/15/2046	120	112
Becton Dickinson
3.794%, 05/20/2050	530	454
Bon Secours Mercy Health
3.205%, 06/01/2050	1,100	863
Bristol-Myers Squibb
4.550%, 02/20/2048	1,614	1,651
4.250%, 10/26/2049	16,419	16,152
3.900%, 03/15/2062	1,415	1,279
3.700%, 03/15/2052	6,404	5,806
3.550%, 03/15/2042	4,980	4,517

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.550%, 11/13/2050	$1,035	$762
2.350%, 11/13/2040	370	283
Carilion Clinic Obligated Group
3.147%, 07/01/2051	535	408
Children's Health Care
3.448%, 08/15/2049	815	662
Children's Hospital Medical Center
2.820%, 11/15/2050	1,180	883
Cigna
4.900%, 12/15/2048	1,385	1,381
4.800%, 08/15/2038	3,105	3,143
3.875%, 10/15/2047	1,450	1,249
City of Hope
5.623%, 11/15/2043	920	1,001
Cleveland Clinic Foundation
4.858%, 01/01/2114	1,223	1,177
CommonSpirit Health
4.187%, 10/01/2049	805	693
3.910%, 10/01/2050	370	300
3.817%, 10/01/2049	2,320	2,001
CVS Health
5.050%, 03/25/2048	2,879	2,933
4.780%, 03/25/2038	1,015	1,010
Danaher
2.800%, 12/10/2051	1,175	884
Dartmouth-Hitchcock Health
4.178%, 08/01/2048	3,560	3,353
Duke University Health System
3.920%, 06/01/2047	1,935	1,779
Eli Lilly
3.950%, 03/15/2049	5,600	5,572
Gilead Sciences
4.800%, 04/01/2044	500	504
4.750%, 03/01/2046	450	448
4.500%, 02/01/2045	1,050	1,006
GlaxoSmithKline Capital
6.375%, 05/15/2038	8,439	10,516
HCA
5.250%, 06/15/2049	1,780	1,716
4.625%, 03/15/2052 (A)	580	511
Hoag Memorial Hospital Presbyterian
3.803%, 07/15/2052	1,385	1,239
Humana
8.150%, 06/15/2038	1,510	1,987
4.625%, 12/01/2042	705	686
Indiana University Health Obligated Group
3.970%, 11/01/2048	1,710	1,590
Johnson & Johnson
4.850%, 05/15/2041	5,652	6,083
3.750%, 03/03/2047	1,702	1,627
3.625%, 03/03/2037	2,590	2,538
3.400%, 01/15/2038	3,100	2,892

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.450%, 09/01/2060	$4,550	$3,211
2.250%, 09/01/2050	985	715
2.100%, 09/01/2040	1,385	1,051
Kaiser Foundation Hospitals
4.150%, 05/01/2047	1,790	1,710
3.266%, 11/01/2049	1,910	1,546
3.002%, 06/01/2051	3,960	3,069
2.810%, 06/01/2041	6,106	4,866
Mass General Brigham
3.765%, 07/01/2048	1,000	899
3.342%, 07/01/2060	1,015	800
3.192%, 07/01/2049	2,260	1,824
Memorial Health Services
3.447%, 11/01/2049	2,615	2,244
Memorial Sloan-Kettering Cancer Center
5.000%, 07/01/2042	235	252
4.125%, 07/01/2052	2,215	2,120
2.955%, 01/01/2050	489	382
Merck
4.150%, 05/18/2043	2,700	2,655
4.000%, 03/07/2049	550	535
3.900%, 03/07/2039	3,265	3,189
3.700%, 02/10/2045	7,055	6,474
3.600%, 09/15/2042	1,100	1,003
2.900%, 12/10/2061	3,106	2,356
2.750%, 12/10/2051	3,700	2,858
2.350%, 06/24/2040	325	255
Merck Sharp & Dohme Corp
5.750%, 11/15/2036	1,200	1,409
MidMichigan Health
3.409%, 06/01/2050	2,220	1,823
Mount Sinai Hospitals Group
3.737%, 07/01/2049	2,700	2,279
Nationwide Children's Hospital
4.556%, 11/01/2052	355	365
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,705	1,621
4.063%, 08/01/2056	2,300	2,089
Northwell Healthcare
4.260%, 11/01/2047	560	505
Novant Health
3.168%, 11/01/2051	2,330	1,843
Novartis Capital
4.000%, 11/20/2045	4,125	4,010
2.750%, 08/14/2050	4,764	3,808
NYU Langone Hospitals
5.750%, 07/01/2043	1,535	1,743
4.428%, 07/01/2042	2,150	2,064
4.368%, 07/01/2047	1,460	1,351
3.380%, 07/01/2055	985	763
OhioHealth
3.042%, 11/15/2050	1,462	1,165

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Orlando Health Obligated Group
3.327%, 10/01/2050	$645	$517
PeaceHealth Obligated Group
3.218%, 11/15/2050	4,595	3,512
Pfizer
5.600%, 09/15/2040	808	934
4.400%, 05/15/2044	2,000	2,039
4.300%, 06/15/2043	3,520	3,528
4.200%, 09/15/2048	2,195	2,208
4.100%, 09/15/2038	1,400	1,392
4.000%, 12/15/2036	2,221	2,242
4.000%, 03/15/2049	1,535	1,489
2.550%, 05/28/2040	575	469
Pharmacia LLC
6.600%, 12/01/2028	1,045	1,202
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	1,520	1,317
Rady Children's Hospital-San Diego
3.154%, 08/15/2051	865	685
Royalty Pharma
3.550%, 09/02/2050	475	348
RWJ Barnabas Health
3.949%, 07/01/2046	50	46
Sentara Healthcare
2.927%, 11/01/2051	805	607
Shands Teaching Hospital and Clinics
4.741%, 12/01/2042	1,750	1,677
Sharp HealthCare
2.680%, 08/01/2050	1,500	1,086
Stanford Health Care
3.795%, 11/15/2048	5,182	4,662
Thermo Fisher Scientific
2.800%, 10/15/2041	860	691
Trinity Health
4.125%, 12/01/2045	2,392	2,258
UnitedHealth Group
6.875%, 02/15/2038	1,115	1,432
6.625%, 11/15/2037	1,080	1,353
6.500%, 06/15/2037	1,080	1,336
5.950%, 02/15/2041	1,130	1,316
5.800%, 03/15/2036	620	716
5.700%, 10/15/2040	340	390
4.750%, 07/15/2045	5,750	6,027
4.750%, 05/15/2052	3,605	3,806
4.625%, 07/15/2035	830	868
4.450%, 12/15/2048	11,389	11,434
4.375%, 03/15/2042	30	30
4.250%, 03/15/2043	666	651
4.250%, 04/15/2047	2,950	2,871
4.250%, 06/15/2048	3,335	3,267
4.200%, 01/15/2047	1,477	1,431

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.950%, 10/15/2042	$810	$751
3.750%, 10/15/2047	650	589
3.700%, 08/15/2049	1,726	1,542
3.500%, 08/15/2039	4,200	3,801
3.250%, 05/15/2051	6,185	5,159
3.050%, 05/15/2041	3,545	2,963
2.900%, 05/15/2050	1,600	1,246
2.300%, 05/15/2031	3,665	3,261
West Virginia United Health System Obligated Group
3.129%, 06/01/2050	900	675
Willis-Knighton Medical Center
4.813%, 09/01/2048	1,615	1,590
Wyeth LLC
6.500%, 02/01/2034	1,760	2,153
5.950%, 04/01/2037	15,439	18,569

		314,708

Industrials — 5.8%
3M
3.250%, 08/26/2049	1,557	1,309
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/30/2032	1,335	1,126
Air Canada Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (A)	321	304
Airbus
3.950%, 04/10/2047 (A)	2,500	2,266
American Airlines Pass-Through Trust, Ser 2016-2, Cl AA
3.200%, 06/15/2028	2,612	2,396
BAE Systems PLC
3.000%, 09/15/2050 (A)	1,200	876
Boeing
5.930%, 05/01/2060	675	660
5.805%, 05/01/2050	4,180	4,113
5.705%, 05/01/2040	315	310
5.150%, 05/01/2030	950	944
Burlington Northern Santa Fe LLC
5.150%, 09/01/2043	1,195	1,281
4.900%, 04/01/2044	8,761	9,115
4.550%, 09/01/2044	3,490	3,484
4.450%, 03/15/2043	560	551
4.450%, 01/15/2053	1,214	1,207
4.400%, 03/15/2042	2,825	2,768
4.375%, 09/01/2042	235	229
4.150%, 04/01/2045	5,620	5,295
4.125%, 06/15/2047	1,100	1,042
4.050%, 06/15/2048	2,555	2,407
3.900%, 08/01/2046	1,400	1,289
3.300%, 09/15/2051	1,150	958

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.875%, 06/15/2052	$4,065	$3,145
Canadian National Railway
6.200%, 06/01/2036	6,610	7,656
4.500%, 11/07/2043	3,800	3,623
Canadian Pacific Railway
6.125%, 09/15/2115	1,405	1,543
Caterpillar
4.750%, 05/15/2064	420	444
Crane Holdings
4.200%, 03/15/2048	775	652
Cummins
2.600%, 09/01/2050	3,535	2,527
Deere
3.900%, 06/09/2042	2,055	1,969
3.750%, 04/15/2050	1,345	1,263
2.875%, 09/07/2049	1,795	1,443
Emerson Electric
2.800%, 12/21/2051	6,761	5,208
2.750%, 10/15/2050	820	614
FedEx
5.250%, 05/15/2050	1,160	1,185
GE Capital International Funding Unlimited
4.418%, 11/15/2035	5,003	4,933
General Dynamics
4.250%, 04/01/2040	965	955
4.250%, 04/01/2050	840	840
General Electric MTN
6.750%, 03/15/2032	588	684
Georgia-Pacific LLC
8.875%, 05/15/2031	475	636
7.250%, 06/01/2028	330	387
Lockheed Martin
4.700%, 05/15/2046	800	843
4.300%, 06/15/2062	1,876	1,858
4.090%, 09/15/2052	5,007	4,955
4.070%, 12/15/2042	3,480	3,379
2.800%, 06/15/2050	3,714	2,893
Nature Conservancy
3.957%, 03/01/2052	2,000	1,868
Norfolk Southern
5.100%, 08/01/2118	1,900	1,810
4.050%, 08/15/2052	876	796
3.700%, 03/15/2053	500	428
Parker-Hannifin
4.100%, 03/01/2047	2,404	2,132
Raytheon Technologies
4.625%, 11/16/2048	650	665
4.500%, 06/01/2042	3,535	3,547
3.750%, 11/01/2046	1,089	966
3.030%, 03/15/2052	150	117
Rockefeller Foundation
2.492%, 10/01/2050	2,760	2,049

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Rockwell Automation
4.200%, 03/01/2049	$740	$703
Siemens Financieringsmaatschappij
2.875%, 03/11/2041 (A)	5,035	4,090
Snap-on
4.100%, 03/01/2048	3,086	2,899
TTX
4.600%, 02/01/2049 (A)	1,642	1,639
Union Pacific
3.875%, 02/01/2055	1,990	1,766
3.839%, 03/20/2060	8,949	7,923
3.750%, 02/05/2070	500	416
3.500%, 02/14/2053	3,250	2,809
3.375%, 02/14/2042	650	565
2.973%, 09/16/2062	2,855	2,058
2.950%, 03/10/2052	13,432	10,371
Union Pacific MTN
3.550%, 08/15/2039	780	701
United Airlines Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031	883	844
United Parcel Service
7.620%, 04/01/2030	710	881
6.200%, 01/15/2038	4,172	4,971
5.300%, 04/01/2050	1,490	1,690
5.200%, 04/01/2040	725	787
3.625%, 10/01/2042	1,105	979
US Airways Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	536	539
Waste Connections
2.950%, 01/15/2052	350	263
WW Grainger
4.600%, 06/15/2045	1,328	1,309
4.200%, 05/15/2047	2,738	2,583

		162,729

Information Technology — 8.2%
Analog Devices
2.950%, 10/01/2051	6,319	5,069
2.800%, 10/01/2041	4,280	3,473
Apple
4.650%, 02/23/2046	9,456	10,162
4.375%, 05/13/2045	12,633	12,986
3.850%, 05/04/2043	4,120	3,955
3.850%, 08/04/2046	13,232	12,718
3.750%, 09/12/2047	5,740	5,401
3.750%, 11/13/2047	145	137
3.450%, 02/09/2045	6,410	5,786
2.950%, 09/11/2049	20	16
2.850%, 08/05/2061	2,770	2,106
2.700%, 08/05/2051	3,445	2,695

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.650%, 05/11/2050	$1,690	$1,317
2.650%, 02/08/2051	8,065	6,238
2.375%, 02/08/2041	1,315	1,040
Applied Materials
4.350%, 04/01/2047	2,239	2,273
Cisco Systems
5.900%, 02/15/2039	3,985	4,676
5.500%, 01/15/2040	2,094	2,370
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,192	3,006
Intel
4.750%, 03/25/2050	2,409	2,508
4.100%, 05/19/2046	2,319	2,201
4.100%, 05/11/2047	3,665	3,454
3.734%, 12/08/2047	10,680	9,580
3.250%, 11/15/2049	3,575	2,939
International Business Machines
4.250%, 05/15/2049	3,725	3,476
4.000%, 06/20/2042	1,740	1,575
3.430%, 02/09/2052	1,570	1,270
Kyndryl Holdings
4.100%, 10/15/2041 (A)	850	593
Lam Research
2.875%, 06/15/2050	2,973	2,292
Mastercard
3.950%, 02/26/2048	1,105	1,051
3.850%, 03/26/2050	6,956	6,515
3.650%, 06/01/2049	1,520	1,387
Microsoft
3.700%, 08/08/2046	3,493	3,396
3.500%, 02/12/2035	1,385	1,358
3.450%, 08/08/2036	1,900	1,842
3.041%, 03/17/2062	9,348	7,596
2.921%, 03/17/2052	20,239	16,883
2.675%, 06/01/2060	3,785	2,895
2.525%, 06/01/2050	24,187	18,698
NVIDIA
3.500%, 04/01/2040	2,615	2,396
3.500%, 04/01/2050	3,050	2,717
Oracle
4.375%, 05/15/2055	1,610	1,288
4.125%, 05/15/2045	2,570	2,044
4.000%, 07/15/2046	7,864	6,118
3.800%, 11/15/2037	4,215	3,487
3.600%, 04/01/2040	4,893	3,801
PayPal Holdings
5.250%, 06/01/2062	1,250	1,265
5.050%, 06/01/2052	1,200	1,235
QUALCOMM
4.500%, 05/20/2052	2,135	2,162
4.300%, 05/20/2047	2,895	2,849

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Salesforce
3.050%, 07/15/2061	$2,725	$2,088
2.900%, 07/15/2051	1,220	960
2.700%, 07/15/2041	1,560	1,246
Texas Instruments
4.150%, 05/15/2048	6,852	6,845
TSMC Arizona
4.500%, 04/22/2052	465	464
3.250%, 10/25/2051	2,890	2,353
Visa
4.300%, 12/14/2045	8,695	8,879
4.150%, 12/14/2035	930	957
2.700%, 04/15/2040	815	683
2.000%, 08/15/2050	3,610	2,462

		233,232

Materials — 1.1%
Barrick Gold
5.250%, 04/01/2042	280	288
Barrick North America Finance LLC
5.750%, 05/01/2043	1,570	1,724
Barrick PD Australia Finance Pty
5.950%, 10/15/2039	1,245	1,383
BHP Billiton Finance USA
6.420%, 03/01/2026	1,320	1,441
5.000%, 09/30/2043	5,220	5,580
Ecolab
2.750%, 08/18/2055	2,757	2,031
2.700%, 12/15/2051	8,860	6,673
International Flavors and Fragrances
5.000%, 09/26/2048	360	354
3.468%, 12/01/2050 (A)	470	365
International Paper
8.700%, 06/15/2038	1,000	1,349
Packaging Corp of America
3.050%, 10/01/2051	440	326
Rio Tinto Finance USA
5.200%, 11/02/2040	2,502	2,714
2.750%, 11/02/2051	3,650	2,786
Vale Canada
7.200%, 09/15/2032	310	349
Vale Overseas
6.875%, 11/21/2036	1,150	1,290
6.875%, 11/10/2039	723	817

		29,470

Real Estate — 1.1%
Alexandria Real Estate Equities
3.550%, 03/15/2052	540	428
American Homes 4 Rent
4.300%, 04/15/2052	770	658
3.375%, 07/15/2051	300	218

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
AvalonBay Communities MTN
4.350%, 04/15/2048	$220	$214
4.150%, 07/01/2047	1,200	1,130
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	2,585	2,497
ERP Operating
4.500%, 06/01/2045	900	866
Mid-America Apartments
2.875%, 09/15/2051	4,302	3,108
Nationwide Health Properties MTN
6.900%, 10/01/2037	1,600	1,719
Prologis
3.000%, 04/15/2050	65	51
2.125%, 10/15/2050	1,080	701
Realty Income
4.650%, 03/15/2047	1,355	1,342
1.800%, 03/15/2033	1,430	1,125
Regency Centers
4.650%, 03/15/2049	1,186	1,125
4.400%, 02/01/2047	435	405
Scentre Group Trust 2
5.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.685%, 09/24/2080 (A)(B)	1,880	1,714
4.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.379%, 09/24/2080 (A)(B)	650	617
Simon Property Group LP
6.750%, 02/01/2040	2,365	2,796
4.250%, 11/30/2046	2,155	1,970
3.800%, 07/15/2050	1,820	1,553
3.250%, 09/13/2049	2,330	1,805
Spirit Realty
2.700%, 02/15/2032	85	71
Ventas Realty
5.700%, 09/30/2043	850	907
4.875%, 04/15/2049	245	238
VICI Properties
5.625%, 05/15/2052	1,095	1,071
Welltower
5.125%, 03/15/2043	1,085	1,075
Weyerhaeuser
4.000%, 03/09/2052	1,020	886

		30,290

Utilities — 15.8%
AEP Texas
4.150%, 05/01/2049	1,970	1,741
AEP Transmission LLC
4.000%, 12/01/2046	5,703	5,212
3.800%, 06/15/2049	1,825	1,612
3.650%, 04/01/2050	945	810

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.750%, 08/15/2051	$405	$298
Alabama Power
5.500%, 03/15/2041	648	698
5.200%, 06/01/2041	155	160
4.300%, 07/15/2048	1,450	1,358
3.850%, 12/01/2042	3,767	3,329
3.700%, 12/01/2047	1,500	1,295
Ameren Illinois
3.700%, 12/01/2047	4,035	3,581
3.250%, 03/15/2050	50	41
2.900%, 06/15/2051	3,724	2,834
American Water Capital
4.150%, 06/01/2049	190	174
3.750%, 09/01/2047	1,675	1,459
Appalachian Power
6.700%, 08/15/2037	50	58
5.800%, 10/01/2035	125	133
4.500%, 03/01/2049	500	468
Arizona Public Service
5.050%, 09/01/2041	50	49
4.500%, 04/01/2042	12	11
4.350%, 11/15/2045	1,735	1,547
4.250%, 03/01/2049	450	405
4.200%, 08/15/2048	1,200	1,065
Atmos Energy
4.125%, 10/15/2044	2,805	2,579
Avista
4.350%, 06/01/2048	1,285	1,225
4.000%, 04/01/2052	4,250	3,935
Baltimore Gas and Electric
5.200%, 06/15/2033	1,105	1,171
3.500%, 08/15/2046	4,995	4,231
2.900%, 06/15/2050	965	734
2.250%, 06/15/2031	2,560	2,232
Berkshire Hathaway Energy
4.600%, 05/01/2053 (A)	2,490	2,482
4.450%, 01/15/2049	2,615	2,527
4.250%, 10/15/2050	4,475	4,201
3.800%, 07/15/2048	9,145	8,005
Black Hills
4.200%, 09/15/2046	1,135	993
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	2,050	1,732
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	500	500
4.250%, 02/01/2049	1,760	1,721
3.950%, 03/01/2048	500	462
3.600%, 03/01/2052	680	599
3.350%, 04/01/2051	695	589
2.900%, 07/01/2050	795	619
Commonwealth Edison
4.700%, 01/15/2044	6,023	6,112

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.600%, 08/15/2043	$2,070	$2,075
4.000%, 03/01/2048	1,015	948
4.000%, 03/01/2049	1,060	981
3.750%, 08/15/2047	2,565	2,325
3.700%, 03/01/2045	6,405	5,604
3.125%, 03/15/2051	3,420	2,765
Connecticut Light & Power
4.150%, 06/01/2045	2,755	2,519
4.000%, 04/01/2048	2,712	2,560
Consolidated Edison of New York
6.750%, 04/01/2038	1,915	2,303
6.200%, 06/15/2036	65	74
5.700%, 06/15/2040	40	44
4.500%, 05/15/2058	930	866
4.450%, 03/15/2044	375	359
3.950%, 03/01/2043	6,265	5,582
3.875%, 06/15/2047	3,073	2,670
3.850%, 06/15/2046	3,427	2,974
3.700%, 11/15/2059	850	691
3.000%, 12/01/2060	1,700	1,212
Consumers Energy
4.350%, 04/15/2049	4,023	3,943
3.500%, 08/01/2051	930	792
2.500%, 05/01/2060	530	353
Dominion Energy
5.250%, 08/01/2033	20	21
4.600%, 03/15/2049	850	820
Dominion Energy South Carolina
5.100%, 06/01/2065	1,205	1,237
DTE Electric
3.950%, 06/15/2042	80	72
3.700%, 03/15/2045	4,170	3,668
3.650%, 03/01/2052	1,190	1,061
Duke Energy Carolinas LLC
6.450%, 10/15/2032	110	126
6.050%, 04/15/2038	2,285	2,625
6.000%, 01/15/2038	2,166	2,489
5.300%, 02/15/2040	6,675	7,162
4.250%, 12/15/2041	6,330	6,027
4.000%, 09/30/2042	10,220	9,450
3.875%, 03/15/2046	1,570	1,439
3.550%, 03/15/2052	600	522
Duke Energy Florida LLC
6.400%, 06/15/2038	2,160	2,596
3.400%, 10/01/2046	1,900	1,584
Duke Energy Florida Project Finance LLC
3.112%, 09/01/2036	3,690	3,227
Duke Energy Indiana LLC
6.450%, 04/01/2039	4,275	5,032
6.350%, 08/15/2038	1,395	1,623
4.900%, 07/15/2043	795	803
3.750%, 05/15/2046	750	658

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.250%, 10/01/2049	$2,170	$1,732
2.750%, 04/01/2050	1,885	1,395
Duke Energy Ohio
4.300%, 02/01/2049	560	532
2.125%, 06/01/2030	745	642
Duke Energy Progress LLC
4.375%, 03/30/2044	2,880	2,788
4.200%, 08/15/2045	3,175	2,988
4.150%, 12/01/2044	975	912
4.100%, 03/15/2043	860	800
3.600%, 09/15/2047	1,850	1,607
East Ohio Gas
3.000%, 06/15/2050 (A)	1,235	925
Electricite de France
6.000%, 01/22/2114 (A)	858	831
5.000%, 09/21/2048 (A)	2,215	1,998
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,064
Entergy Arkansas LLC
4.200%, 04/01/2049	1,550	1,490
3.350%, 06/15/2052	2,560	2,101
Entergy Louisiana LLC
4.200%, 09/01/2048	1,740	1,661
4.200%, 04/01/2050	1,445	1,374
4.000%, 03/15/2033	1,135	1,123
3.100%, 06/15/2041	3,090	2,546
2.900%, 03/15/2051	2,880	2,194
Entergy Texas
3.550%, 09/30/2049	1,255	1,030
Essential Utilities
5.300%, 05/01/2052	700	739
4.276%, 05/01/2049	1,045	941
Evergy Kansas Central
3.450%, 04/15/2050	930	767
Evergy Metro
5.300%, 10/01/2041	150	158
4.200%, 06/15/2047	500	455
4.200%, 03/15/2048	1,000	961
Exelon
4.950%, 06/15/2035	1,270	1,278
4.700%, 04/15/2050	700	680
Florida Power & Light
5.960%, 04/01/2039	2,155	2,433
5.690%, 03/01/2040	4,978	5,691
5.650%, 02/01/2037	1,000	1,141
4.050%, 06/01/2042	1,985	1,902
4.050%, 10/01/2044	2,715	2,588
3.950%, 03/01/2048	2,670	2,527
3.800%, 12/15/2042	3,605	3,336
3.700%, 12/01/2047	600	546
2.450%, 02/03/2032	4,365	3,897

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Georgia Power
4.300%, 03/15/2042	$5,280	$4,810
4.300%, 03/15/2043	2,265	2,036
3.700%, 01/30/2050	2,960	2,443
Gulf Power
4.550%, 10/01/2044	700	673
Idaho Power
4.200%, 03/01/2048	1,450	1,361
Indiana Michigan Power
4.550%, 03/15/2046	780	751
4.250%, 08/15/2048	960	887
Indianapolis Power & Light
4.650%, 06/01/2043 (A)	1,750	1,681
International Transmission
4.625%, 08/15/2043	2,525	2,522
Jersey Central Power & Light
6.150%, 06/01/2037	775	868
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	4,186	4,308
Kentucky Utilities
3.300%, 06/01/2050	710	571
KeySpan Gas East
5.819%, 04/01/2041 (A)	2,117	2,220
MidAmerican Energy
4.800%, 09/15/2043	5,260	5,379
4.400%, 10/15/2044	5,190	5,058
4.250%, 05/01/2046	1,925	1,864
3.950%, 08/01/2047	520	482
3.650%, 08/01/2048	2,815	2,491
3.150%, 04/15/2050	2,025	1,652
MidAmerican Energy MTN
5.800%, 10/15/2036	635	708
5.750%, 11/01/2035	640	723
Narragansett Electric
4.170%, 12/10/2042 (A)	1,000	869
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	2,303	2,260
4.119%, 11/28/2042 (A)	2,000	1,747
NiSource
5.800%, 02/01/2042	900	915
Northern States Power
6.250%, 06/01/2036	3,755	4,466
6.200%, 07/01/2037	4,450	5,283
3.600%, 05/15/2046	500	448
3.400%, 08/15/2042	214	185
3.200%, 04/01/2052	695	573
2.250%, 04/01/2031	730	645
NSTAR Electric
4.550%, 06/01/2052	605	613
3.100%, 06/01/2051	2,625	2,080
Oglethorpe Power
5.375%, 11/01/2040	1,685	1,704

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.250%, 09/01/2050	$835	$837
4.500%, 04/01/2047 (A)	1,090	987
4.250%, 04/01/2046	1,220	1,027
4.200%, 12/01/2042	2,660	2,220
Ohio Edison
8.250%, 10/15/2038	655	871
Oncor Electric Delivery LLC
5.350%, 10/01/2052	681	772
5.300%, 06/01/2042	374	407
5.250%, 09/30/2040	3,696	4,094
4.600%, 06/01/2052 (A)	400	418
4.550%, 12/01/2041	3,590	3,593
4.100%, 11/15/2048	750	710
3.800%, 06/01/2049	4,650	4,228
3.700%, 05/15/2050	1,410	1,269
3.100%, 09/15/2049	70	56
2.700%, 11/15/2051	1,910	1,448
Pacific Gas and Electric
4.450%, 04/15/2042	1,465	1,148
4.200%, 06/01/2041	505	390
3.750%, 08/15/2042	95	68
PacifiCorp
6.250%, 10/15/2037	3,180	3,716
6.000%, 01/15/2039	4,265	4,826
4.100%, 02/01/2042	1,810	1,653
3.300%, 03/15/2051	820	672
2.900%, 06/15/2052	2,210	1,681
PECO Energy
4.800%, 10/15/2043	1,505	1,471
4.600%, 05/15/2052	800	835
3.050%, 03/15/2051	1,919	1,509
Pennsylvania Electric
6.150%, 10/01/2038	100	111
Piedmont Natural Gas
4.650%, 08/01/2043	1,330	1,274
3.640%, 11/01/2046	1,300	1,060
PPL Electric Utilities
4.750%, 07/15/2043	3,600	3,637
4.125%, 06/15/2044	1,925	1,761
3.950%, 06/01/2047	2,425	2,224
Public Service Electric and Gas MTN
4.150%, 11/01/2045	2,106	1,901
4.050%, 05/01/2048	2,176	2,044
4.000%, 06/01/2044	695	632
3.800%, 03/01/2046	900	816
3.650%, 09/01/2042	1,150	1,019
3.600%, 12/01/2047	3,430	3,005
3.200%, 08/01/2049	3,635	2,979
Public Service of Colorado
6.500%, 08/01/2038	40	48
6.250%, 09/01/2037	1,110	1,339
4.750%, 08/15/2041	40	40

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 06/01/2052	$3,445	$3,527
4.300%, 03/15/2044	1,405	1,330
4.050%, 09/15/2049	1,355	1,269
3.950%, 03/15/2043	3,965	3,416
3.200%, 03/01/2050	1,060	858
Public Service of New Hampshire
3.600%, 07/01/2049	1,580	1,367
Puget Sound Energy
5.795%, 03/15/2040	130	144
4.223%, 06/15/2048	2,470	2,278
2.893%, 09/15/2051	2,315	1,736
San Diego Gas & Electric
6.000%, 06/01/2026	340	373
4.100%, 06/15/2049	1,340	1,252
3.750%, 06/01/2047	2,380	2,099
3.320%, 04/15/2050	3,229	2,656
Sempra Energy
4.000%, 02/01/2048	952	829
Southern California Edison
5.950%, 02/01/2038	280	303
4.650%, 10/01/2043	2,480	2,314
4.125%, 03/01/2048	4,065	3,491
4.050%, 03/15/2042	5,355	4,598
4.000%, 04/01/2047	2,450	2,093
3.650%, 02/01/2050	325	260
Southern California Gas
4.300%, 01/15/2049	1,110	1,050
4.125%, 06/01/2048	2,865	2,615
3.750%, 09/15/2042	2,210	1,918
Southern Gas Capital
4.400%, 06/01/2043	825	752
4.400%, 05/30/2047	50	45
3.950%, 10/01/2046	240	203
Southwest Gas
3.180%, 08/15/2051	1,065	764
Southwestern Electric Power
6.200%, 03/15/2040	1,204	1,351
3.850%, 02/01/2048	2,505	2,101
Southwestern Public Service
5.150%, 06/01/2052	190	194
4.500%, 08/15/2041	8,995	8,761
3.700%, 08/15/2047	1,060	917
Tampa Electric
4.350%, 05/15/2044	1,225	1,103
3.625%, 06/15/2050	1,519	1,276
3.450%, 03/15/2051	600	490
Tucson Electric Power
4.850%, 12/01/2048	1,680	1,653
4.000%, 06/15/2050	215	187
3.250%, 05/01/2051	1,500	1,149
Virginia Electric and Power
8.875%, 11/15/2038	1,982	2,891

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.350%, 11/30/2037	$2,325	$2,758
4.650%, 08/15/2043	4,340	4,321
4.600%, 12/01/2048	3,310	3,305
4.450%, 02/15/2044	4,950	4,812
4.000%, 01/15/2043	300	274
2.950%, 11/15/2051	400	309
2.450%, 12/15/2050	540	378
Wisconsin Electric Power
3.650%, 12/15/2042	2,310	1,981
Wisconsin Power & Light
4.100%, 10/15/2044	325	278
3.650%, 04/01/2050	360	303
Wisconsin Public Service
2.850%, 12/01/2051	800	597
Xcel Energy
4.800%, 09/15/2041	1,707	1,614

		447,257

Total Corporate Obligations
(Cost $2,648,724) ($ Thousands)		2,344,606

U.S. TREASURY OBLIGATIONS — 6.2%
U.S. Treasury Bonds
3.250%, 05/15/2042	50,735	50,568
2.875%, 05/15/2052	5,425	5,220
2.375%, 02/15/2042	29,835	25,831
2.250%, 02/15/2052 (C)	55,458	46,385
1.875%, 11/15/2051 (C)	22,765	17,344
U.S. Treasury Inflation-Protected Securities
1.000%, 02/15/2049	1,931	2,021
U.S. Treasury Notes
2.875%, 05/15/2032	26,840	26,873
2.625%, 05/31/2027	30	30
1.750%, 01/31/2029	1,320	1,230

Total U.S. Treasury Obligations
(Cost $179,440) ($ Thousands)		175,502

MUNICIPAL BONDS — 5.9%
Alabama — 0.0%
Alabama State, Federal Aid Highway Finance Authority, Ser B, RB
2.650%, 09/01/2037	1,075	891

California — 2.7%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	2,545	3,298

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
California State University, Ser B, RB
2.719%, 11/01/2052	$890	$695
California State University, Ser B, RB
3.899%, 11/01/2047	2,375	2,322
California State, Build America Project, GO
7.625%, 03/01/2040	870	1,195
7.600%, 11/01/2040	385	540
7.550%, 04/01/2039	1,535	2,113
7.500%, 04/01/2034	14,945	19,599
7.300%, 10/01/2039	9,875	12,998
California State, Health Facilities Financing Authority, RB
4.353%, 06/01/2041	1,975	1,859
East Bay, Municipal Utility District Water System Revenue, RB
5.874%, 06/01/2040	1,255	1,500
Los Angeles County, Metropolitan Transportation Authority, RB
5.735%, 06/01/2039	960	1,083
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,025	1,409
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	500	618
Los Angeles, Department of Airports, RB
3.887%, 05/15/2038	1,430	1,317
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/2039	1,510	1,774
Los Angeles, Unified School District, Build America Project, GO
5.750%, 07/01/2034	1,785	2,004
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	3,950	4,767
Regents of the University of California Medical Center, RB
4.563%, 05/15/2053	2,395	2,371
Regents of the University of California Medical Center, Ser N, RB
3.006%, 05/15/2050	2,005	1,506
Regents of the University of California Medical Center, Ser N, RB
3.256%, 05/15/2060	1,995	1,485
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,000	1,250
San Francisco Bay Area, Rapid Transit District, GO
3.000%, 08/01/2049	665	592

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
San Francisco, Public Utilities Commission, Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	$1,000	$1,169
San Francisco, Public Utilities Commission, Water Revenue, Ser E, RB
2.825%, 11/01/2041	835	676
San Jose, Redevelopment Agency, Ser A-T, TA
3.375%, 08/01/2034	1,250	1,164
University of California, RB
5.946%, 05/15/2045	3,000	3,540
University of California, Ser AP, RB
3.931%, 05/15/2045	950	899
University of California, Ser AQ, RB
4.767%, 05/15/2115	1,076	1,027
University of California, Ser J, RB
4.131%, 05/15/2045	1,000	946

		75,716

District of Columbia — 0.0%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	530	531

Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.154%, 07/01/2030	3,812	3,323

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	2,016	2,381
6.637%, 04/01/2057	136	160

		2,541

Illinois — 0.1%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	3,205	3,749

Kansas — 0.1%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	2,890	2,938

Maryland — 0.0%
Baltimore, Revenue Authority, Water Project, Ser B, RB
2.814%, 07/01/2040	890	704

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Massachusetts — 0.2%
Massachusetts State, Build America Project, GO
5.456%, 12/01/2039	$3,085	$3,475
Massachusetts State, Educational Financing Authority, Ser A, RB
3.105%, 07/01/2030	1,695	1,564
Massachusetts State, School Building Authority, Sub-Ser A, RB
2.500%, 02/15/2037	1,120	893

		5,932

Michigan — 0.1%
University of Michigan, Ser B, RB
3.504%, 04/01/2052	1,030	942
University of Michigan, Ser C, RB
3.599%, 04/01/2047	2,525	2,393

		3,335

Missouri — 0.0%
Missouri State, Health & Educational Facilities Authority, Ser A, RB
3.685%, 02/15/2047	675	568

New Jersey — 0.2%
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	2,460	3,209
New Jersey State, Turnpike Authority, Ser F, RB
3.729%, 01/01/2036	1,000	937

		4,146

New York — 1.1%
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	245	261
4.458%, 10/01/2062	2,690	2,676
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046	465	493
New York City, Build America Project, GO
5.985%, 12/01/2036	1,340	1,522
New York City, Municipal Water Finance Authority, Build America Project, RB
6.011%, 06/15/2042	750	931
5.882%, 06/15/2044	500	618
5.724%, 06/15/2042	3,720	4,485
5.440%, 06/15/2043	3,000	3,514
New York City, Transitional Finance Authority, Build America Project, Sub-Ser, RB
5.572%, 11/01/2038	2,475	2,696

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.767%, 08/01/2036	$4,000	$4,368
5.508%, 08/01/2037	1,890	2,068
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	4,220	3,624
New York State, Urban Development, RB
5.770%, 03/15/2039	1,970	2,113
New York State, Urban Development, Ser B, RB
2.590%, 03/15/2035	810	665

		30,034

Ohio — 0.2%
JobsOhio Beverage System, Ser A, RB
2.833%, 01/01/2038	460	393
Ohio State University, Build America Project, GO
4.910%, 06/01/2040	2,265	2,467
Ohio State University, Ser A, RB
4.048%, 12/01/2056	1,650	1,563
Ohio State, Hospital Facilities Revenue Authority, Cleveland Clinic, RB
3.700%, 01/01/2043	970	858

		5,281

Pennsylvania — 0.1%
Pennsylvania State, Financing Authority, Ser A, RB
4.144%, 06/01/2038	2,865	2,733

Texas — 0.8%
Dallas County, Hospital District, Build America Project, Ser C, GO
5.621%, 08/15/2044	2,250	2,552
Dallas Fort Worth, International Airport, Ser A, RB
4.087%, 11/01/2051	400	385
2.994%, 11/01/2038	4,095	3,607
Grand Parkway, Transportation Corp, Ser E, RB
5.184%, 10/01/2042	325	362
Houston, GO
3.961%, 03/01/2047	1,500	1,422
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	315	423
North Texas, Tollway Authority, RB
3.079%, 01/01/2042	1,170	914

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
San Antonio, Electric & Gas Systems Revenue, RB
5.808%, 02/01/2041	$2,800	$3,246
Texas State, Build America Project, GO
5.517%, 04/01/2039	2,825	3,223
University of Texas, Build America Bonds, RB
5.262%, 07/01/2039	4,540	5,077
University of Texas, Ser B, RB
2.439%, 08/15/2049	1,220	890

		22,101

Virginia — 0.0%
Virginia Commonwealth University, Health System Authority, Ser A, RB
4.956%, 01/01/2044	475	502

Washington — 0.1%
Washington State, Build America Project, GO
5.140%, 08/01/2040	2,495	2,706

Total Municipal Bonds
(Cost $180,820) ($ Thousands)		167,731

SOVEREIGN DEBT — 0.4%

Airport Authority
3.500%, 01/12/2062(A)	1,340	1,122
Chile Government International Bond
3.500%, 01/25/2050	1,930	1,574
3.100%, 05/07/2041	4,930	3,959
Indonesia Government International Bond
3.700%, 10/30/2049	1,530	1,310
Israel Government International Bond
4.125%, 01/17/2048	1,100	1,071
3.875%, 07/03/2050	2,890	2,710
Mexico Government International Bond MTN
5.750%, 10/12/2110	285	261
4.750%, 03/08/2044	490	439

Total Sovereign Debt
(Cost $15,142) ($ Thousands)		12,446

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Long Duration Credit Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITY — 0.1%
Other Asset-Backed Security — 0.1%

American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)	$2,774	$2,755

Total Asset-Backed Security
(Cost $2,707) ($ Thousands)		2,755

	Shares
CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	18,515,585	18,516

Total Cash Equivalent
(Cost $18,516) ($ Thousands)		18,516

Total Investments in Securities — 96.2%
(Cost $3,045,349) ($ Thousands)		$2,721,556

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 5-Year Treasury Notes	486	Oct-2022	$54,818	$54,895	$77
U.S. 10-Year Treasury Notes	522	Sep-2022	62,619	62,354	(265)
U.S. Long Treasury Bond	143	Sep-2022	20,031	19,940	(91)
U.S. Ultra Long Treasury Bond	61	Sep-2022	9,573	9,501	(72)
Ultra 10-Year U.S. Treasury Notes	165	Sep-2022	21,352	21,200	(152)
			168,393	167,890	(503)
Short Contracts
U.S. 2-Year Treasury Notes	(151)	Oct-2022	$(31,917)	$(31,876)	$41
U.S. Long Treasury Bond	(35)	Sep-2022	(4,946)	(4,880)	66
U.S. Ultra Long Treasury Bond	(205)	Sep-2022	(32,651)	(31,929)	722
Ultra 10-Year U.S. Treasury Notes	(191)	Sep-2022	(24,700)	(24,541)	159
			(94,214)	(93,226)	988
			$74,179	$74,664	$485

SEI Institutional Investments Trust / Annual Report / May 31, 2022

A list of the open centrally cleared swap contracts held by the Fund at May 31, 2022, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3-MONTH USD - LIBOR	.0725%	Semi-Annually	07/24/2025	USD	6,330	$(229)	$–	$(229)
3-MONTH USD - LIBOR	.0255%	Semi-Annually	07/24/2025	USD	12,660	(470)	–	(470)
3-MONTH USD - LIBOR	.0355%	Semi-Annually	07/24/2025	USD	9,375	(347)	–	(347)
3-MONTH USD - LIBOR	1.39% FIXED	Semi-Annually	09/28/2025	USD	14,240	(417)	–	(417)
3-MONTH USD - LIBOR	1.6875%	Semi-Annually	12/07/2025	USD	13,725	(314)	–	(314)
1.8075%	3-MONTH USD - LIBOR	Quarterly	07/24/2053	USD	530	109	–	109
1.7725%	3-MONTH USD - LIBOR	Quarterly	07/24/2053	USD	1,060	225	–	225
1.785%	3-MONTH USD - LIBOR	Quarterly	07/24/2053	USD	780	164	–	164
1.87% FIXED	3-MONTH USD - LIBOR	Quarterly	09/28/2053	USD	1,215	232	–	232
1.7425%	3-MONTH USD - LIBOR	Quarterly	12/07/2053	USD	1,150	246	–	246
						$(801)	$–	$(801)

Percentages are based on Net Assets of $2,827,904 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $242,857 ($ Thousands), representing 8.6% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Security, or a portion thereof, has been pledged as collateral on open future agreements.

Cl — Class
DAC — Designated Activity Company
GO — General Obligation
ICE— Intercontinental Exchange
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
PTY — Proprietary
RB — Revenue Bond
Ser — Series
SOFR — Secured Overnight Financing Rate
TA — Tax Allocation
USD — United States Dollar

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	2,344,606	–	2,344,606
U.S. Treasury Obligations	–	175,502	–	175,502
Municipal Bonds	–	167,731	–	167,731
Sovereign Debt	–	12,446	–	12,446
Asset-Backed Security	–	2,755	–	2,755
Cash Equivalent	18,516	–	–	18,516
Total Investments in Securities	18,516	2,703,040	–	2,721,556

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,065	–	–	1,065
Unrealized Depreciation	(580)	–	–	(580)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	976	–	976
Unrealized Depreciation	–	(1,777)	–	(1,777)
Total Other Financial Instruments	485	(801)	–	(316)

*	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$60,077	$1,599,044	$(1,640,605)	$—	$—	$18,516	18,515,585	$23	$1

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund

†	Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 39.4%
Communication Services — 2.0%
AT&T
9.150%, 02/01/2023	$1,200	$1,253
1.191%, SOFRINDX + 0.640%, 03/25/2024 (A)	1,825	1,818
Magallanes
3.428%, 03/15/2024 (B)	1,320	1,312
NTT Finance
0.373%, 03/03/2023 (B)	2,925	2,878
Take-Two Interactive Software
3.300%, 03/28/2024	550	549
Verizon Communications
1.307%, SOFRINDX + 0.790%, 03/20/2026 (A)	1,200	1,186
1.022%, SOFRINDX + 0.500%, 03/22/2024 (A)	1,200	1,196

		10,192

Consumer Discretionary — 4.0%
7-Eleven
0.625%, 02/10/2023 (B)	5,690	5,611
Daimler Finance North America LLC
2.550%, 08/15/2022 (B)	3,650	3,654
Daimler Trucks Finance North America LLC
1.610%, U.S. SOFR + 1.000%, 04/05/2024 (A)(B)	750	751
1.242%, U.S. SOFR + 0.750%, 12/13/2024 (A)(B)	1,125	1,119

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
General Motors Financial
4.250%, 05/15/2023	$800	$809
1.541%, U.S. SOFR + 0.760%, 03/08/2024 (A)	1,000	983
1.282%, U.S. SOFR + 0.620%, 10/15/2024 (A)	4,825	4,709
Howard University
2.801%, 10/01/2023	575	567
Hyatt Hotels
1.300%, 10/01/2023	340	332
Hyundai Capital America MTN
0.800%, 04/03/2023 (B)	1,445	1,416
Nordstrom
2.300%, 04/08/2024	530	509

		20,460

Consumer Staples — 2.2%
Cargill
1.375%, 07/23/2023 (B)	475	468
Coca-Cola Europacific Partners
0.500%, 05/05/2023 (B)	2,400	2,341
Conagra Brands
0.500%, 08/11/2023	675	655
Constellation Brands
3.600%, 05/09/2024	550	554
GSK Consumer Healthcare Capital US LLC
3.024%, 03/24/2024 (B)	735	732
JDE Peet's
0.800%, 09/24/2024 (B)	1,000	937
Keurig Dr Pepper
0.750%, 03/15/2024	3,570	3,423
Mondelez International
2.125%, 03/17/2024	515	507
Takeda Pharmaceutical
4.400%, 11/26/2023	2,010	2,045

		11,662

Energy — 1.6%
ConocoPhillips
2.400%, 12/15/2022	1,145	1,147
2.125%, 03/08/2024	775	770
Enbridge
1.412%, SOFRINDX + 0.630%, 02/16/2024 (A)	1,400	1,394
1.182%, U.S. SOFR + 0.400%, 02/17/2023 (A)	1,885	1,881
Phillips 66
3.700%, 04/06/2023	455	457
Pioneer Natural Resources
0.550%, 05/15/2023	1,635	1,599
Saudi Arabian Oil
1.250%, 11/24/2023 (B)	200	195

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Southern Natural Gas LLC
0.625%, 04/28/2023 (B)	$695	$690

		8,133

Financials — 17.7%
AIG Global Funding
0.800%, 07/07/2023 (B)	570	558
American Express
3.375%, 05/03/2024	550	552
0.750%, 11/03/2023	3,105	3,024
Aon
2.200%, 11/15/2022	55	55
Athene Global Funding
1.481%, SOFRINDX + 0.700%, 05/24/2024 (A)(B)	1,820	1,767
1.334%, SOFRINDX + 0.715%, 01/07/2025 (A)(B)	800	774
Banco Santander
3.892%, 05/24/2024	600	603
Bank of America
1.437%, U.S. SOFR + 0.660%, 02/04/2025 (A)	950	943
1.401%, U.S. SOFR + 0.690%, 04/22/2025 (A)	1,600	1,587
Bank of America MTN
1.938%, BSBY3M + 0.430%, 05/28/2024 (A)	1,350	1,339
1.486%, U.S. SOFR + 1.460%, 05/19/2024 (A)	475	468
Bank of Montreal MTN
1.098%, SOFRINDX + 0.620%, 09/15/2026 (A)	1,350	1,329
1.095%, SOFRINDX + 0.465%, 01/10/2025 (A)	800	789
Bank of Nova Scotia
1.950%, 02/01/2023	2,720	2,710
1.119%, U.S. SOFR + 0.380%, 07/31/2024 (A)	1,375	1,361
1.028%, SOFRINDX + 0.550%, 09/15/2023 (A)	1,425	1,419
Brighthouse Financial Global Funding MTN
1.395%, U.S. SOFR + 0.760%, 04/12/2024 (A)(B)	1,080	1,082
Canadian Imperial Bank of Commerce
1.088%, U.S. SOFR + 0.420%, 10/18/2024 (A)	825	816
0.864%, SOFRINDX + 0.400%, 12/14/2023 (A)	3,115	3,097
Capital One Financial
1.471%, U.S. SOFR + 0.690%, 12/06/2024 (A)	800	793

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Charles Schwab
1.011%, SOFRINDX + 0.500%, 03/18/2024 (A)	$1,000	$997
Citigroup
1.436%, U.S. SOFR + 0.669%, 05/01/2025 (A)	800	786
1.399%, U.S. SOFR + 0.694%, 01/25/2026 (A)	650	636
Citizens Bank
4.119%, U.S. SOFR + 1.395%, 05/23/2025 (A)	400	402
CNA Financial
7.250%, 11/15/2023	500	528
Commonwealth Bank of Australia
0.999%, U.S. SOFR + 0.520%, 06/15/2026 (A)(B)	850	837
Corebridge Financial
3.500%, 04/04/2025 (B)	385	381
Credit Suisse NY
1.135%, SOFRINDX + 0.390%, 02/02/2024 (A)	4,455	4,422
0.520%, 08/09/2023	1,375	1,335
Deutsche Bank NY
2.001%, U.S. SOFR + 1.219%, 11/16/2027 (A)	1,100	1,058
1.282%, U.S. SOFR + 0.500%, 11/08/2023 (A)	1,150	1,143
Discover Bank
3.350%, 02/06/2023	3,080	3,092
DNB Bank
2.968%, SOFRINDX + 0.810%, 03/28/2025 (A)(B)	450	446
GA Global Funding Trust
0.960%, U.S. SOFR + 0.500%, 09/13/2024 (A)(B)	3,525	3,453
Goldman Sachs Group
3.200%, 02/23/2023	2,315	2,325
1.405%, U.S. SOFR + 0.700%, 01/24/2025 (A)	800	791
1.401%, U.S. SOFR + 0.620%, 12/06/2023 (A)	4,165	4,134
0.948%, U.S. SOFR + 0.500%, 09/10/2024 (A)	550	542
0.627%, U.S. SOFR + 0.538%, 11/17/2023 (A)	895	885
HSBC Bank Canada
0.950%, 05/14/2023 (B)	2,000	1,968
HSBC Holdings
3.600%, 05/25/2023	1,430	1,442
HSBC Holdings PLC
1.361%, U.S. SOFR + 0.580%, 11/22/2024 (A)	825	814

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Huntington National Bank
4.008%, U.S. SOFR + 1.205%, 05/16/2025 (A)	$345	$347
Jackson Financial
1.125%, 11/22/2023 (B)	825	796
JPMorgan Chase
1.585%, U.S. SOFR + 0.885%, 04/22/2027 (A)	1,600	1,561
1.076%, U.S. SOFR + 0.580%, 03/16/2024 (A)	1,200	1,195
KeyCorp MTN
3.878%, U.S. SOFR + 1.250%, 05/23/2025 (A)	470	474
Macquarie Group MTN
1.371%, U.S. SOFR + 0.710%, 10/14/2025 (A)(B)	825	815
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (B)	874	856
Metropolitan Life Global Funding I
0.900%, 06/08/2023 (B)	575	565
Mizuho Financial Group
2.154%, ICE LIBOR USD 3 Month + 0.630%, 05/25/2024 (A)	1,200	1,199
Moody's
2.625%, 01/15/2023	2,600	2,601
Morgan Stanley
3.620%, U.S. SOFR + 1.160%, 04/17/2025 (A)	550	551
0.731%, U.S. SOFR + 0.616%, 04/05/2024 (A)	600	588
Morgan Stanley MTN
3.750%, 02/25/2023	3,820	3,854
National Bank of Canada
0.750%, 08/06/2024	675	637
Nationwide Building Society
2.000%, 01/27/2023 (B)	600	598
0.550%, 01/22/2024 (B)	750	717
Natwest Group
6.000%, 12/19/2023	925	955
NatWest Markets
1.312%, U.S. SOFR + 0.530%, 08/12/2024 (A)(B)	1,265	1,253
Nordea Bank ABP
1.000%, 06/09/2023 (B)	875	860
Pacific Life Global Funding II
0.500%, 09/23/2023 (B)	735	713
Principal Life Global Funding II
1.161%, U.S. SOFR + 0.380%, 08/23/2024 (A)(B)	1,300	1,288
1.085%, U.S. SOFR + 0.450%, 04/12/2024 (A)(B)	430	427
Protective Life Global Funding
1.082%, 06/09/2023 (B)	610	599

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Royal Bank of Canada
1.900%, 09/23/2022 (B)	$3,375	$3,376
Santander Holdings USA
3.400%, 01/18/2023	675	676
Skandinaviska Enskilda Banken
0.550%, 09/01/2023 (B)	425	412
Societe Generale
1.744%, U.S. SOFR + 1.050%, 01/21/2026 (A)(B)	800	780
Sumitomo Mitsui Trust Bank MTN
0.905%, U.S. SOFR + 0.440%, 09/16/2024 (A)(B)	1,000	993
Toronto-Dominion Bank
2.100%, 07/15/2022 (B)	1,495	1,496
Toronto-Dominion Bank MTN
1.208%, U.S. SOFR + 0.480%, 01/27/2023 (A)	1,344	1,344
1.038%, U.S. SOFR + 0.590%, 09/10/2026 (A)	850	838
Truist Financial MTN
0.840%, U.S. SOFR + 0.400%, 06/09/2025 (A)	900	885
UBS AG/London
0.700%, 08/09/2024 (B)	850	805
USAA Capital
1.500%, 05/01/2023 (B)	890	880

		93,417

Health Care — 2.9%
AmerisourceBergen
0.737%, 03/15/2023	1,100	1,085
Baxter International
1.221%, SOFRINDX + 0.440%, 11/29/2024 (A)(B)	825	812
Cigna
3.750%, 07/15/2023	2,500	2,525
0.613%, 03/15/2024	570	545
CommonSpirit Health
2.760%, 10/01/2024	640	628
Humana
0.650%, 08/03/2023	3,160	3,076
Illumina
0.550%, 03/23/2023	1,000	979
PerkinElmer
0.550%, 09/15/2023	1,250	1,211
Royalty Pharma PLC
0.750%, 09/02/2023	1,450	1,408
Stryker
0.600%, 12/01/2023	410	396

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Thermo Fisher Scientific
1.193%, SOFRINDX + 0.530%, 10/18/2024 (A)	$2,330	$2,310

		14,975

Industrials — 1.4%
AerCap Ireland Capital DAC
1.247%, U.S. SOFR + 0.680%, 09/29/2023 (A)	1,325	1,307
Air Lease MTN
1.176%, ICE LIBOR USD 3 Month + 0.350%, 12/15/2022 (A)	1,200	1,199
Boeing
1.167%, 02/04/2023	1,100	1,085
Carlisle
0.550%, 09/01/2023	300	291
DAE Funding LLC MTN
1.550%, 08/01/2024 (B)	965	898
PACCAR Financial MTN
0.800%, 06/08/2023	320	314
Penske Truck Leasing LP
4.875%, 07/11/2022 (B)	2,350	2,357

		7,451

Information Technology — 2.2%
Analog Devices
0.837%, U.S. SOFR + 0.250%, 10/01/2024 (A)	590	585
Fidelity National Information Services
0.375%, 03/01/2023	950	934
Hewlett Packard Enterprise
4.450%, 10/02/2023	675	687
Microchip Technology
0.972%, 02/15/2024	610	585
Qorvo
1.750%, 12/15/2024 (B)	635	604
Salesforce
0.625%, 07/15/2024	2,740	2,613
Skyworks Solutions
0.900%, 06/01/2023	1,610	1,569
SYNNEX
1.250%, 08/09/2024 (B)	1,375	1,293
VMware
1.000%, 08/15/2024	2,210	2,090
0.600%, 08/15/2023	830	805

		11,765

Materials — 0.1%
Martin Marietta Materials
0.650%, 07/15/2023	495	483

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Utilities — 5.3%
American Electric Power
1.766%, ICE LIBOR USD 3 Month + 0.480%, 11/01/2023 (A)	$1,430	$1,423
Atmos Energy
0.625%, 03/09/2023	1,000	988
CenterPoint Energy
1.432%, SOFRINDX + 0.650%, 05/13/2024 (A)	625	617
CenterPoint Energy Resources
2.111%, ICE LIBOR USD 3 Month + 0.500%, 03/02/2023 (A)	876	874
0.700%, 03/02/2023	2,710	2,669
Dominion Energy
2.450%, 01/15/2023 (B)	800	797
1.356%, ICE LIBOR USD 3 Month + 0.530%, 09/15/2023 (A)	1,726	1,726
Eversource Energy
2.800%, 05/01/2023	1,370	1,367
Mississippi Power
0.857%, U.S. SOFR + 0.300%, 06/28/2024 (A)	740	731
NextEra Energy Capital Holdings
2.940%, 03/21/2024	625	623
1.321%, SOFRINDX + 0.540%, 03/01/2023 (A)	1,715	1,712
1.151%, SOFRINDX + 0.400%, 11/03/2023 (A)	1,325	1,316
OGE Energy
0.703%, 05/26/2023	540	528
ONE Gas
1.355%, ICE LIBOR USD 3 Month + 0.610%, 03/11/2023 (A)	698	696
Pacific Gas and Electric
3.250%, 02/16/2024	625	616
1.932%, SOFRINDX + 1.150%, 11/14/2022 (A)	750	749
1.700%, 11/15/2023	525	510
PPL Electric Utilities
1.216%, ICE LIBOR USD 3 Month + 0.250%, 09/28/2023 (A)	1,235	1,228
Public Service Enterprise Group
0.841%, 11/08/2023	3,815	3,689
Southern California Edison
1.417%, SOFRINDX + 0.830%, 04/01/2024 (A)	1,690	1,684
Southern California Gas
1.153%, ICE LIBOR USD 3 Month + 0.350%, 09/14/2023 (A)	1,795	1,786

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Virginia Electric and Power
3.450%, 09/01/2022	$1,600	$1,602

		27,931

Total Corporate Obligations
(Cost $209,635) ($ Thousands)		206,469

ASSET-BACKED SECURITIES — 28.8%
Automotive — 16.1%

American Credit Acceptance Receivables Trust, Ser 2021-1, Cl B
0.610%, 03/13/2025 (B)	2,165	2,161
American Credit Acceptance Receivables Trust, Ser 2021-2, Cl B
0.680%, 05/13/2025 (B)	400	398
American Credit Acceptance Receivables Trust, Ser 2021-3, Cl A
0.330%, 06/13/2025 (B)	104	104
American Credit Acceptance Receivables Trust, Ser 2021-3, Cl B
0.660%, 02/13/2026 (B)	590	580
American Credit Acceptance Receivables Trust, Ser 2021-4, Cl A
0.450%, 09/15/2025 (B)	842	833
American Credit Acceptance Receivables Trust, Ser 2022-1, Cl A
0.990%, 12/15/2025 (B)	1,119	1,105
AmeriCredit Automobile Receivables Trust, Ser 2020-2, Cl C
1.480%, 02/18/2026	2,145	2,082
AmeriCredit Automobile Receivables Trust, Ser 2020-3, Cl C
1.060%, 08/18/2026	1,225	1,177
ARI Fleet Lease Trust, Ser 2020-A, Cl A2
1.770%, 08/15/2028 (B)	192	192
ARI Fleet Lease Trust, Ser 2020-A, Cl A3
1.800%, 08/15/2028 (B)	250	248
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/2030 (B)	299	295
ARI Fleet Lease Trust, Ser 2022-A, Cl A2
3.120%, 01/15/2031 (B)	1,475	1,463
Avid Automobile Receivables Trust, Ser 2021-1, Cl A
0.610%, 01/15/2025 (B)	210	206
Capital One Prime Auto Receivables Trust, Ser 2020-1, Cl A3
1.600%, 11/15/2024	388	387
CarMax Auto Owner Trust, Ser 2019-1, Cl A3
3.050%, 03/15/2024	311	312

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust, Ser 2019-3, Cl A3
2.180%, 08/15/2024	$406	$405
Carmax Auto Owner Trust, Ser 2019-3, Cl C
2.600%, 06/16/2025	675	665
Carmax Auto Owner Trust, Ser 2021-1, Cl A3
0.340%, 12/15/2025	1,585	1,554
Carmax Auto Owner Trust, Ser 2021-2, Cl A3
0.520%, 02/17/2026	1,070	1,037
CarMax Auto Owner Trust, Ser 2022-2, Cl A2A
2.810%, 05/15/2025	1,745	1,743
Carvana Auto Receivables Trust, Ser 2021-N1, Cl A
0.700%, 01/10/2028	1,022	986
Carvana Auto Receivables Trust, Ser 2021-N2, Cl A1
0.320%, 03/10/2028	60	59
Carvana Auto Receivables Trust, Ser 2021-N2, Cl B
0.750%, 03/10/2028	302	292
Carvana Auto Receivables Trust, Ser 2021-N3, Cl B
0.660%, 06/12/2028	1,476	1,450
Carvana Auto Receivables Trust, Ser 2021-N4, Cl A1
0.830%, 09/11/2028	606	595
Carvana Auto Receivables Trust, Ser 2021-P3, Cl A2
0.380%, 01/10/2025	497	493
CFMT LLC, Ser 2021-AL1, Cl B
1.390%, 09/22/2031 (B)	1,082	1,051
Chesapeake Funding II LLC, Ser 2018-3A, Cl A1
3.390%, 01/15/2031 (B)	86	86
Chesapeake Funding II LLC, Ser 2019-2A, Cl A1
1.950%, 09/15/2031 (B)	322	322
Chesapeake Funding II LLC, Ser 2021-1A, Cl A2
1.105%, ICE LIBOR USD 1 Month + 0.230%, 04/15/2033 (A)(B)	444	439
CPS Auto Receivables Trust, Ser 2021-A, Cl B
0.610%, 02/18/2025 (B)	563	562
CPS Auto Receivables Trust, Ser 2021-B, Cl A
0.370%, 03/17/2025 (B)	153	152
CPS Auto Receivables Trust, Ser 2021-B, Cl B
0.810%, 12/15/2025 (B)	1,100	1,081
CPS Auto Receivables Trust, Ser 2021-C, Cl B
0.840%, 07/15/2025 (B)	1,900	1,864

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust, Ser 2022-A, Cl A
0.980%, 04/16/2029 (B)	$1,982	$1,958
Credit Acceptance Auto Loan Trust, Ser 2019-3A, Cl A
2.380%, 11/15/2028 (B)	1,176	1,175
Credit Acceptance Auto Loan Trust, Ser 2020-1A, Cl A
2.010%, 02/15/2029 (B)	527	525
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl A
1.000%, 05/15/2030 (B)	570	546
Donlen Fleet Lease Funding 2 LLC, Ser 2021-2, Cl A1
1.172%, ICE LIBOR USD 1 Month + 0.330%, 12/11/2034 (A)(B)	1,030	1,023
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl A2
0.560%, 12/11/2034 (B)	1,355	1,324
Drive Auto Receivables Trust, Ser 2018-2, Cl D
4.140%, 08/15/2024	107	107
Drive Auto Receivables Trust, Ser 2021-1, Cl B
0.650%, 07/15/2025	805	800
DT Auto Owner Trust, Ser 2020-2A, Cl B
2.080%, 03/16/2026 (B)	931	931
DT Auto Owner Trust, Ser 2020-3A, Cl A
0.540%, 04/15/2024 (B)	57	57
DT Auto Owner Trust, Ser 2020-3A, Cl B
0.910%, 12/16/2024 (B)	1,615	1,606
DT Auto Owner Trust, Ser 2021-1A, Cl A
0.350%, 01/15/2025 (B)	451	449
DT Auto Owner Trust, Ser 2021-1A, Cl B
0.620%, 09/15/2025 (B)	580	570
DT Auto Owner Trust, Ser 2021-2A, Cl B
0.810%, 01/15/2027 (B)	530	516
DT Auto Owner Trust, Ser 2021-3A, Cl A
0.330%, 04/15/2025 (B)	712	704
DT Auto Owner Trust, Ser 2021-4A, Cl A
0.560%, 09/15/2025 (B)	1,622	1,597
Enterprise Fleet Financing LLC, Ser 2019-3, Cl A2
2.060%, 05/20/2025 (B)	362	361
Enterprise Fleet Financing LLC, Ser 2020-1, Cl A2
1.780%, 12/22/2025 (B)	1,811	1,803
Enterprise Fleet Financing LLC, Ser 2021-2, Cl A2
0.480%, 05/20/2027 (B)	487	471
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A2
0.440%, 12/21/2026 (B)	1,693	1,648

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust, Ser 2018-3A, Cl D
4.350%, 06/17/2024 (B)	$273	$274
Exeter Automobile Receivables Trust, Ser 2021-1A, Cl B
0.500%, 02/18/2025	940	937
Exeter Automobile Receivables Trust, Ser 2021-2A, Cl B
0.570%, 09/15/2025	1,275	1,257
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026 (B)	397	383
FHF Trust, Ser 2022-1A, Cl A
4.430%, 01/18/2028 (B)	675	674
First Investors Auto Owner Trust, Ser 2021-1A, Cl A
0.450%, 03/16/2026 (B)	920	909
First Investors Auto Owner Trust, Ser 2022-1A, Cl A
2.030%, 01/15/2027 (B)	3,207	3,153
Flagship Credit Auto Trust, Ser 2019-3, Cl C
2.740%, 10/15/2025 (B)	1,000	997
Flagship Credit Auto Trust, Ser 2020-1, Cl A
1.900%, 08/15/2024 (B)	16	16
Flagship Credit Auto Trust, Ser 2020-3, Cl A
0.700%, 04/15/2025 (B)	57	57
Flagship Credit Auto Trust, Ser 2020-4, Cl A
0.530%, 04/15/2025 (B)	325	324
Flagship Credit Auto Trust, Ser 2021-2, Cl B
0.930%, 06/15/2027 (B)	755	719
Flagship Credit Auto Trust, Ser 2021-3, Cl A
0.360%, 07/15/2027 (B)	477	464
Ford Credit Auto Owner Trust, Ser 2017-2, Cl A
2.360%, 03/15/2029 (B)	322	322
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A2
0.400%, 04/15/2025 (B)	292	290
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A3
0.810%, 05/15/2026 (B)	265	256
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (B)	245	241
GLS Auto Receivables Issuer Trust, Ser 2021-1A, Cl B
0.820%, 04/15/2025 (B)	1,235	1,228
GLS Auto Receivables Issuer Trust, Ser 2021-3A, Cl A
0.420%, 01/15/2025 (B)	415	411
GLS Auto Receivables Trust, Ser 2021-2A, Cl B
0.770%, 09/15/2025 (B)	865	847

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GM Financial Automobile Leasing Trust, Ser 2020-1, Cl B
1.840%, 12/20/2023	$800	$800
GM Financial Consumer Automobile Receivables Trust, Ser 2018-4, Cl A3
3.210%, 10/16/2023	9	9
Harley-Davidson Motorcycle Trust, Ser 2022-A, Cl A2A
2.450%, 05/15/2025	1,525	1,522
JPMorgan Chase Bank - CACLN, Ser 2020-1, Cl B
0.991%, 01/25/2028 (B)	496	490
JPMorgan Chase Bank - CACLN, Ser 2020-2, Cl B
0.840%, 02/25/2028 (B)	1,106	1,086
Lendbuzz Securitization Trust, Ser 2021-1A, Cl A
1.460%, 06/15/2026 (B)	1,126	1,100
Mercedes-Benz Auto Lease Trust, Ser 2020-B, Cl A3
0.400%, 11/15/2023	1,313	1,305
Nissan Auto Receivables Owner Trust, Ser 2019-C, Cl A3
1.930%, 07/15/2024	223	222
Prestige Auto Receivables Trust, Ser 2021-1A, Cl A2
0.550%, 09/16/2024 (B)	705	701
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl A
1.370%, 10/15/2024 (B)	314	313
Santander Drive Auto Receivables Trust, Ser 2019-3, Cl C
2.490%, 10/15/2025	69	69
Santander Drive Auto Receivables Trust, Ser 2020-2, Cl C
1.460%, 09/15/2025	282	281
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl C
1.010%, 01/15/2026	1,600	1,578
Santander Drive Auto Receivables Trust, Ser 2021-1, Cl C
0.750%, 02/17/2026	1,625	1,598
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl B
0.590%, 09/15/2025	410	405
Santander Drive Auto Receivables Trust, Ser 2021-3, Cl B
0.600%, 12/15/2025	495	488
Santander Drive Auto Receivables Trust, Ser 2021-4, Cl C
1.260%, 02/16/2027	3,200	3,020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2022-3, Cl A2
2.760%, 03/17/2025	$2,085	$2,082
Santander Retail Auto Lease Trust, Ser 2021-B, Cl A2
0.310%, 01/22/2024 (B)	540	535
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl B
1.610%, 03/17/2025 (B)	779	778
Tricolor Auto Securitization Trust, Ser 2021-1A, Cl A
0.740%, 04/15/2024 (B)	325	324
Tricolor Auto Securitization Trust, Ser 2022-1A, Cl A
3.300%, 02/18/2025 (B)	371	370
UNIFY Auto Receivables Trust, Ser 2021-1A, Cl A2
0.390%, 02/15/2024 (B)	72	72
United Auto Credit Securitization Trust, Ser 2021-1, Cl B
0.680%, 03/11/2024 (B)	1,748	1,743
United Auto Credit Securitization Trust, Ser 2022-1, Cl A
1.110%, 07/10/2024 (B)	414	411
United Auto Credit Securitization Trust, Ser 2022-1, Cl B
2.100%, 03/10/2025 (B)	805	791
Westlake Automobile Receivables Trust, Ser 2018-3A, Cl D
4.000%, 10/16/2023 (B)	98	98
Westlake Automobile Receivables Trust, Ser 2019-2A, Cl C
2.840%, 07/15/2024 (B)	112	112
Westlake Automobile Receivables Trust, Ser 2019-2A, Cl E
4.020%, 04/15/2025 (B)	1,050	1,051
Westlake Automobile Receivables Trust, Ser 2020-3A, Cl A2
0.560%, 05/15/2024 (B)	452	450
Westlake Automobile Receivables Trust, Ser 2020-3A, Cl B
0.780%, 11/17/2025 (B)	330	327
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl B
0.640%, 03/16/2026 (B)	950	932
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl A2A
0.320%, 04/15/2025 (B)	381	377
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl B
0.620%, 07/15/2026 (B)	485	470
		84,219

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Credit Cards — 0.3%

Capital One Multi-Asset Execution Trust, Ser 2019-A2, Cl A2
1.720%, 08/15/2024	$310	$310
Citibank Credit Card Issuance Trust, Ser 2018-A3, Cl A3
3.290%, 05/23/2025	490	493
Mercury Financial Credit Card Master Trust, Ser 2021-1A, Cl A
1.540%, 03/20/2026 (B)	1,225	1,182
		1,985

Mortgage Related Securities — 0.0%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.686%, ICE LIBOR USD 1 Month + 0.680%, 01/25/2035 (A)	68	68

Other Asset-Backed Securities — 12.4%

Affirm Asset Securitization Trust, Ser 2020-Z1, Cl A
3.460%, 10/15/2024 (B)	100	100
Affirm Asset Securitization Trust, Ser 2020-Z2, Cl A
1.900%, 01/15/2025 (B)	266	263
Affirm Asset Securitization Trust, Ser 2021-A, Cl A
0.880%, 08/15/2025 (B)	290	285
Affirm Asset Securitization Trust, Ser 2021-B, Cl A
1.030%, 08/17/2026 (B)	740	706
Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025 (B)	966	945
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026 (B)	445	435
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027 (B)	1,265	1,247
Amur Equipment Finance Receivables IX LLC, Ser 2021-1A, Cl A2
0.750%, 11/20/2026 (B)	765	745
Apidos CLO XII, Ser 2018-12A, Cl AR
2.124%, ICE LIBOR USD 3 Month + 1.080%, 04/15/2031 (A)(B)	925	913
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (B)	426	401
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl A2
1.230%, 05/15/2026 (B)	500	491

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Avant Loans Funding Trust, Ser 2021-REV1, Cl A
1.210%, 07/15/2030 (B)	$610	$587
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(B)	240	232
Benefit Street Partners CLO X, Ser 2021-10A, Cl X
1.663%, ICE LIBOR USD 3 Month + 0.600%, 04/20/2034 (A)(B)	281	281
Benefit Street Partners CLO XII, Ser 2021-12A, Cl A1R
1.994%, ICE LIBOR USD 3 Month + 0.950%, 10/15/2030 (A)(B)	1,200	1,183
BHG Securitization Trust, Ser 2022-A, Cl A
1.710%, 02/20/2035 (B)	1,167	1,127
BHG Securitization Trust, Ser 2022-B, Cl A
3.750%, 06/18/2035 (B)	1,020	1,020
BSPRT Issuer, Ser 2022-FL8, Cl A
1.899%, SOFR30A + 1.500%, 02/15/2037 (A)(B)	825	801
Carbone CLO, Ser 2017-1A, Cl A1
2.203%, ICE LIBOR USD 3 Month + 1.140%, 01/20/2031 (A)(B)	350	345
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
2.014%, ICE LIBOR USD 3 Month + 0.970%, 04/17/2031 (A)(B)	997	979
Carlyle Global Market Strategies CLO, Ser 2021-1A, Cl AR3
2.043%, ICE LIBOR USD 3 Month + 0.980%, 07/20/2031 (A)(B)	1,940	1,909
CCG Receivables Trust, Ser 2021-1, Cl A2
0.300%, 06/14/2027 (B)	210	205
CIFC Funding, Ser 2017-1A, Cl ARR
2.246%, ICE LIBOR USD 3 Month + 1.110%, 01/22/2031 (A)(B)	750	739
CIFC Funding, Ser 2018-2A, Cl A1
2.103%, ICE LIBOR USD 3 Month + 1.040%, 04/20/2031 (A)(B)	575	566
CIFC Funding, Ser 2018-3A, Cl AR
1.914%, ICE LIBOR USD 3 Month + 0.870%, 04/19/2029 (A)(B)	1,146	1,128
Cloud Pass-Through Trust, Ser 2019-1A, Cl CLOU
3.554%, 12/05/2022 (A)(B)	5	5
CNH Equipment Trust, Ser 2019-B, Cl B
2.870%, 11/16/2026	1,050	1,048
Conn's Receivables Funding LLC, Ser 2020-A, Cl A
1.710%, 06/16/2025 (B)	12	12
Crossroads Asset Trust, Ser 2021-A, Cl A2
0.820%, 03/20/2024 (B)	379	374

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
DB Master Finance LLC, Ser 2019-1A, Cl A2II
4.021%, 05/20/2049 (B)	$1,118	$1,095
Dewolf Park CLO, Ser 2021-1A, Cl AR
1.964%, ICE LIBOR USD 3 Month + 0.920%, 10/15/2030 (A)(B)	1,125	1,110
Dext ABS LLC, Ser 2021-1, Cl A
1.120%, 02/15/2028 (B)	375	364
FCI Funding LLC, Ser 2021-1A, Cl A
1.130%, 04/15/2033 (B)	286	282
Ford Credit Floorplan Master Owner Trust A, Ser 2019-2, Cl B
3.250%, 04/15/2026	1,290	1,277
FREED ABS Trust, Ser 2021-3FP, Cl A
0.620%, 11/20/2028 (B)	91	90
FREED ABS Trust, Ser 2022-1FP, Cl A
0.940%, 03/19/2029 (B)	193	191
GreatAmerica Leasing Receivables Funding LLC, Ser 2021-2, Cl A2
0.380%, 03/15/2024 (B)	765	751
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (B)	1,542	1,488
HPEFS Equipment Trust, Ser 2021-2A, Cl B
0.610%, 09/20/2028 (B)	535	513
HPS Loan Management, Ser 2021-19, Cl XR
1.784%, ICE LIBOR USD 3 Month + 0.600%, 01/25/2034 (A)(B)	435	434
KKR CLO 21, Ser 2018-21, Cl A
2.044%, ICE LIBOR USD 3 Month + 1.000%, 04/15/2031 (A)(B)	775	762
KKR CLO, Ser 2017-11, Cl AR
2.224%, ICE LIBOR USD 3 Month + 1.180%, 01/15/2031 (A)(B)	750	742
Kubota Credit Owner Trust, Ser 2020-2A, Cl A3
0.590%, 10/15/2024 (B)	200	197
LCM XXIII, Ser 2020-23A, Cl A1R
2.133%, ICE LIBOR USD 3 Month + 1.070%, 10/20/2029 (A)(B)	932	923
LCM XXIV, Ser 2021-24A, Cl AR
2.043%, ICE LIBOR USD 3 Month + 0.980%, 03/20/2030 (A)(B)	1,000	983
Madison Park Funding XVII, Ser 2021-17A, Cl AR2
2.098%, ICE LIBOR USD 3 Month + 1.000%, 07/21/2030 (A)(B)	1,685	1,665
Magnetite VIII, Ser 2018-8A, Cl AR2
2.024%, ICE LIBOR USD 3 Month + 0.980%, 04/15/2031 (A)(B)	685	677
Marlette Funding Trust, Ser 2021-1A, Cl A
0.600%, 06/16/2031 (B)	52	52
Marlette Funding Trust, Ser 2021-2A, Cl A
0.510%, 09/15/2031 (B)	174	173

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Marlette Funding Trust, Ser 2021-3A, Cl A
0.650%, 12/15/2031 (B)	$314	$309
Marlette Funding Trust, Ser 2022-1A, Cl A
1.360%, 04/15/2032 (B)	1,289	1,273
MF1, Ser 2022-FL8, Cl A
1.832%, SOFR30A + 1.350%, 02/19/2037 (A)(B)	750	725
MMAF Equipment Finance LLC, Ser 2020-BA, Cl A2
0.380%, 08/14/2023 (B)	265	264
MMAF Equipment Finance LLC, Ser 2021-A, Cl A3
0.560%, 06/13/2028 (B)	185	174
Morgan Stanley Capital 1 Trust, Ser 2012-STAR, Cl A1
2.084%, 08/05/2034 (B)	11	11
Navient Private Education Refi Loan Trust, Ser 2019-GA, Cl A
2.400%, 10/15/2068 (B)	400	388
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (B)	995	951
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (B)	472	437
Navient Student Loan Trust, Ser 2018-1A, Cl A2
1.356%, ICE LIBOR USD 1 Month + 0.350%, 03/25/2067 (A)(B)	202	201
Navistar Financial Dealer Note Master Trust, Ser 2020-1, Cl A
1.956%, ICE LIBOR USD 1 Month + 0.950%, 07/25/2025 (A)(B)	435	435
Neuberger Berman Loan Advisers CLO 25, Ser 2021-25A, Cl AR
1.974%, ICE LIBOR USD 3 Month + 0.930%, 10/18/2029 (A)(B)	2,065	2,032
Neuberger Berman Loan Advisers CLO 26, Ser 2021-26A, Cl AR
1.964%, ICE LIBOR USD 3 Month + 0.920%, 10/18/2030 (A)(B)	1,150	1,134
NYCTL Trust, Ser 2019-A, Cl A
2.190%, 11/10/2032 (B)	81	81
Nyctl Trust, Ser 2022-A, Cl A
2.100%, 11/10/2034 (B)	1,309	1,283
OCP CLO, Ser 2018-5A, Cl A1R
2.294%, ICE LIBOR USD 3 Month + 1.080%, 04/26/2031 (A)(B)	300	295
Octagon Investment Partners 30, Ser 2021-1A, Cl A1R
2.063%, ICE LIBOR USD 3 Month + 1.000%, 03/17/2030 (A)(B)	670	660

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners XVI, Ser 2018-1A, Cl A1R
2.064%, ICE LIBOR USD 3 Month + 1.020%, 07/17/2030 (A)(B)	$350	$344
OHA Credit Funding 3, Ser 2021-3A, Cl XR
1.663%, ICE LIBOR USD 3 Month + 0.600%, 07/02/2035 (A)(B)	469	469
Onemain Financial Issuance Trust, Ser 2018-1A, Cl A
3.300%, 03/14/2029 (B)	15	15
OZLM VII, Ser 2018-7RA, Cl A1R
2.054%, ICE LIBOR USD 3 Month + 1.010%, 07/17/2029 (A)(B)	799	790
OZLM VIII, Ser 2021-8A, Cl A1R3
2.024%, ICE LIBOR USD 3 Month + 0.980%, 10/17/2029 (A)(B)	723	715
PFS Financing, Ser 2020-A, Cl A
1.270%, 06/15/2025 (B)	620	606
PFS Financing, Ser 2020-E, Cl A
1.000%, 10/15/2025 (B)	1,240	1,198
SCF Equipment Leasing LLC, Ser 2021-1A, Cl A2
0.420%, 08/20/2026 (B)	353	352
SCF Equipment Leasing LLC, Ser 2022-1A, Cl A2
2.060%, 02/22/2028 (B)	1,280	1,257
Sequoia Infrastructure Funding I, Ser 2021-1A, Cl A
2.444%, ICE LIBOR USD 3 Month + 1.400%, 04/15/2031 (A)(B)	1,605	1,595
Sierra Timeshare Receivables Funding LLC, Ser 2018-2A, Cl A
3.500%, 06/20/2035 (B)	92	92
SMB Private Education Loan Trust, Ser 2021-A, Cl A1
1.375%, ICE LIBOR USD 1 Month + 0.500%, 01/15/2053 (A)(B)	63	63
SoFi Consumer Loan Program Trust, Ser 2019-3, Cl C
3.350%, 05/25/2028 (B)	202	202
SoFi Consumer Loan Program Trust, Ser 2021-1, Cl A
0.490%, 09/25/2030 (B)	464	454
SOUND POINT CLO XVII, Ser 2021-3A, Cl A1R
2.043%, ICE LIBOR USD 3 Month + 0.980%, 10/20/2030 (A)(B)	750	742
Stratus CLO, Ser 2021-2A, Cl A
1.963%, ICE LIBOR USD 3 Month + 0.900%, 12/28/2029 (A)(B)	1,003	991
Structured Asset Investment Loan Trust, Ser 2005-6, Cl M2
1.786%, ICE LIBOR USD 1 Month + 0.780%, 07/25/2035 (A)	225	224

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Symphony CLO XIV, Ser 2019-14A, Cl AR
1.988%, ICE LIBOR USD 3 Month + 0.950%, 07/14/2026 (A)(B)	$164	$163
Symphony CLO XVIII, Ser 2021-18A, Cl X
1.934%, ICE LIBOR USD 3 Month + 0.750%, 07/23/2033 (A)(B)	750	749
Symphony Static CLO I, Ser 2021-1A, Cl A
2.014%, ICE LIBOR USD 3 Month + 0.830%, 10/25/2029 (A)(B)	1,053	1,042
Upstart Securitization Trust, Ser 2020-3, Cl A
1.702%, 11/20/2030 (B)	262	261
Upstart Securitization Trust, Ser 2021-2, Cl A
0.910%, 06/20/2031 (B)	636	623
Upstart Securitization Trust, Ser 2021-4, Cl A
0.840%, 09/20/2031 (B)	734	711
VERDE CLO, Ser 2021-1A, Cl XR
1.794%, ICE LIBOR USD 3 Month + 0.750%, 04/15/2032 (A)(B)	350	350
Verizon Owner Trust, Ser 2019-B, Cl B
2.400%, 12/20/2023	505	505
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	1,058	1,058
Verizon Owner Trust, Ser 2020-C, Cl A
0.410%, 04/21/2025	400	392
Vibrant CLO VI, Ser 2021-6A, Cl AR
1.878%, ICE LIBOR USD 3 Month + 0.950%, 06/20/2029 (A)(B)	860	854
Volvo Financial Equipment LLC Series, Ser 2020-1A, Cl A3
0.510%, 10/15/2024 (B)	625	614
Voya CLO, Ser 2017-1A, Cl A1R
1.944%, ICE LIBOR USD 3 Month + 0.900%, 01/18/2029 (A)(B)	677	669
Voya CLO, Ser 2018-2A, Cl A1R
2.154%, ICE LIBOR USD 3 Month + 0.970%, 04/25/2031 (A)(B)	950	938
Voya CLO, Ser 2020-1A, Cl AR
2.104%, ICE LIBOR USD 3 Month + 1.060%, 04/15/2031 (A)(B)	1,150	1,134
Voya CLO, Ser 2021-1A, Cl A1R
1.994%, ICE LIBOR USD 3 Month + 0.950%, 04/17/2030 (A)(B)	1,000	989
		64,655

Total Asset-Backed Securities
(Cost $153,496) ($ Thousands)		150,927

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 15.9%
Agency Mortgage-Backed Obligations — 2.8%
FHLMC
3.500%, 12/01/2034	$478	$484
2.940%, 11/24/2023	850	851
2.250%, 03/25/2025	3,150	3,111
FHLMC ARM
2.500%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.078%, 02/01/2030(A)	6	6
FHLMC CMO, Ser 2012-4030, Cl AN
1.750%, 04/15/2027	363	358
FHLMC CMO, Ser 2013-4272, Cl YG
2.000%, 11/15/2026	300	298
FHLMC CMO, Ser 2014-4379, Cl CB
2.250%, 04/15/2033	124	123
FHLMC CMO, Ser 2014-4387, Cl DA
3.000%, 01/15/2032	150	151
FHLMC CMO, Ser 2017-4721, Cl HV
3.500%, 09/15/2030	620	623
FHLMC CMO, Ser 2018-4818, Cl BD
3.500%, 03/15/2045	487	489
FHLMC Multifamily Structured Pass-Through Certificates, Ser KPLB, Cl A
2.770%, 05/25/2025	700	694
FNMA
6.000%, 01/01/2027 to 04/01/2040	89	99
5.500%, 12/01/2023 to 12/01/2024	7	8
5.000%, 02/01/2023 to 03/01/2025	1	1
3.000%, 10/01/2030	313	314
FNMA ARM
2.465%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.215%, 01/01/2029(A)	4	4
2.259%, ICE LIBOR USD 6 Month + 1.835%, 09/01/2024(A)	6	6
2.233%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.120%, 11/01/2025(A)	–	–
2.096%, ICE LIBOR USD 6 Month + 1.774%, 09/01/2024(A)	3	3
2.095%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.000%, 11/01/2023(A)	–	–
2.045%, 05/01/2028(A)	–	–
FNMA CMO, Ser 1993-58, Cl H
5.500%, 04/25/2023	–	–
FNMA CMO, Ser 2001-33, Cl FA
1.456%, ICE LIBOR USD 1 Month + 0.450%, 07/25/2031(A)	4	4
FNMA CMO, Ser 2002-64, Cl FG
1.186%, ICE LIBOR USD 1 Month + 0.250%, 10/18/2032(A)	1	1

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2012-137, Cl UE
1.750%, 09/25/2041	$194	$187
FNMA CMO, Ser 2013-97, Cl KA
3.000%, 11/25/2031	43	43
FNMA CMO, Ser 2016-99, Cl H
3.000%, 08/25/2043	860	860
FNMA, Ser 2017-M13, Cl FA
0.994%, LIBOR USD 1 Month + 0.400%, 10/25/2024(A)	69	69
FREMF Mortgage Trust, Ser 2013-K32, Cl B
3.531%, 10/25/2046(A)(B)	725	724
FREMF Mortgage Trust, Ser K22, Cl B
3.651%, 08/25/2045(A)(B)	1,635	1,635
FREMF Mortgage Trust, Ser K24, Cl B
3.491%, 11/25/2045(A)(B)	1,200	1,202
FREMF Mortgage Trust, Ser K28, Cl B
3.489%, 06/25/2046(A)(B)	715	715
FREMF Mortgage Trust, Ser K33, Cl B
3.496%, 08/25/2046(A)(B)	1,110	1,109
GNMA CMO, Ser 2010-151, Cl KA
3.000%, 09/16/2039	7	7
GNMA CMO, Ser 2011-158, Cl CA
3.000%, 10/20/2026	190	191
GNMA CMO, Ser 2015-56, Cl LB
1.500%, 04/16/2040	360	358

		14,728
Non-Agency Mortgage-Backed Obligations — 13.1%
Angel Oak Mortgage Trust I LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048(A)(B)	20	20
Angel Oak Mortgage Trust I LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048(A)(B)	57	57
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049(A)(B)	70	70
Angel Oak Mortgage Trust I LLC, Ser 2019-4, Cl A1
2.993%, 07/26/2049(A)(B)	60	59
Angel Oak Mortgage Trust, Ser 2020-1, Cl A1
2.466%, 12/25/2059(A)(B)	45	44
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(B)	278	270
Angel Oak Mortgage Trust, Ser 2020-3, Cl A1
1.691%, 04/25/2065(A)(B)	414	398
Angel Oak Mortgage Trust, Ser 2020-4, Cl A1
1.469%, 06/25/2065(A)(B)	244	234

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust, Ser 2020-R1, Cl A1
0.990%, 04/25/2053(A)(B)	$356	$345
Angel Oak Mortgage Trust, Ser 2021-1, Cl A1
0.909%, 01/25/2066(A)(B)	745	702
Angel Oak Mortgage Trust, Ser 2021-3, Cl A1
1.068%, 05/25/2066(A)(B)	583	528
Angel Oak Mortgage Trust, Ser 2021-5, Cl A1
0.951%, 07/25/2066(A)(B)	999	919
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048(A)(B)	189	184
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
2.708%, 07/25/2035(A)	40	38
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
2.466%, 11/25/2035(A)	7	6
BBCMS Mortgage Trust, Ser 2020-C8, Cl A1
0.601%, 10/15/2053	758	718
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
3.259%, 06/25/2035(A)	24	23
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
2.490%, 08/25/2035(A)	48	47
Benchmark Mortgage Trust, Ser 2020-B17, Cl A2
2.211%, 03/15/2053	285	272
BFLD Trust, Ser 2020-OBRK, Cl A
2.925%, ICE LIBOR USD 1 Month + 2.050%, 11/15/2028(A)(B)	840	830
BPR Trust, Ser 2021-TY, Cl A
1.925%, ICE LIBOR USD 1 Month + 1.050%, 09/15/2038(A)(B)	1,930	1,856
BRAVO Residential Funding Trust, Ser 2020-NQM1, Cl A1
1.449%, 05/25/2060(A)(B)	215	213
BRAVO Residential Funding Trust, Ser 2021-NQM1, Cl A1
0.941%, 02/25/2049(A)(B)	334	315
BRAVO Residential Funding Trust, Ser 2021-NQM2, Cl A1
0.970%, 03/25/2060(A)(B)	324	314
BRAVO Residential Funding Trust, Ser 2021-NQM3, Cl A1
1.699%, 04/25/2060(A)(B)	535	519
Bunker Hill Loan Depositary Trust, Ser 2020-1, Cl A1
1.724%, 02/25/2055(A)(B)	193	188
BWay Mortgage Trust, Ser 2013-1515, Cl A1
2.809%, 03/10/2033(B)	285	280

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.795%, ICE LIBOR USD 1 Month + 0.920%, 10/15/2036(A)(B)	$757	$747
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
1.955%, ICE LIBOR USD 1 Month + 1.080%, 10/15/2036(A)(B)	977	962
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl A
1.527%, ICE LIBOR USD 1 Month + 0.652%, 05/15/2038(A)(B)	1,025	984
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
1.575%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(B)	540	514
BX Commerical Mortgage Trust, Ser 2021-MFM1, Cl B
1.825%, ICE LIBOR USD 1 Month + 0.950%, 01/15/2034(A)(B)	1,370	1,311
BX Trust, Ser 2021-LGCY, Cl A
1.381%, ICE LIBOR USD 1 Month + 0.506%, 10/15/2023(A)(B)	1,200	1,133
BX Trust, Ser 2022-LBA6, Cl A
1.782%, TSFR1M + 1.000%, 01/15/2039(A)(B)	670	646
CFMT LLC, Ser 2022-EBO2, Cl A
3.169%, 07/25/2054(A)(B)	156	155
Chase Mortgage Finance, Ser 2021-CL1, Cl M1
1.785%, SOFR30A + 1.200%, 02/25/2050(A)(B)	519	498
CHL Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
1.546%, ICE LIBOR USD 1 Month + 0.540%, 02/25/2035(A)	10	9
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057(A)(B)	98	98
Citigroup Commercial Mortgage Trust, Ser 2016-P3, Cl AAB
3.127%, 04/15/2049	190	189
Citigroup Commercial Mortgage Trust, Ser SMRT, Cl A
4.149%, 01/10/2036(B)	625	627
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
2.682%, 09/25/2034(A)	9	9
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
2.810%, 03/25/2036(A)	56	46
Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
2.865%, 02/25/2058(A)(B)	231	229

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COLT Funding LLC, Ser 2021-3R, Cl A1
1.051%, 12/25/2064(A)(B)	$420	$408
COLT Mortgage Loan Trust, Ser 2020-2, Cl A1
1.853%, 03/25/2065(A)(B)	134	132
COLT Mortgage Loan Trust, Ser 2020-2R, Cl A1
1.325%, 10/26/2065(A)(B)	196	193
COLT Mortgage Loan Trust, Ser 2020-3, Cl A1
1.506%, 04/27/2065(A)(B)	107	104
COLT Mortgage Loan Trust, Ser 2021-1, Cl A1
0.910%, 06/25/2066(A)(B)	494	441
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(B)	601	533
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A1
0.798%, 07/27/2054(B)	249	244
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(B)	1,055	924
COLT Mortgage Loan Trust, Ser 2021-HX1, Cl A1
1.110%, 10/25/2066(A)(B)	986	909
COLT Mortgage Pass-Through Certificates, Ser 2021-1R, Cl A1
0.857%, 05/25/2065(A)(B)	521	512
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	27	27
COMM Mortgage Trust, Ser CR23, Cl A2
2.852%, 05/10/2048	334	334
Credit Suisse Mortgage Capital Certificates, Ser 2021-NQM4, Cl A1
1.101%, 05/25/2066(A)(B)	904	842
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049(B)	765	741
CSMC Trust, Ser 2021-AFC1, Cl A1
0.830%, 03/25/2056(A)(B)	530	506
CSMC, Ser 2021-NQM1, Cl A1
0.809%, 05/25/2065(A)(B)	604	586
CSMC, Ser 2021-NQM3, Cl A1
1.015%, 04/25/2066(A)(B)	887	814
Deephaven Residential Mortgage Trust, Ser 2020-2, Cl A1
1.692%, 05/25/2065(B)	8	8
Deephaven Residential Mortgage Trust, Ser 2021-1, Cl A1
0.715%, 05/25/2065(A)(B)	184	177
Deephaven Residential Mortgage Trust, Ser 2021-2, Cl A1
0.899%, 04/25/2066(A)(B)	225	205

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Ellington Financial Mortgage Trust, Ser 2020-2, Cl A1
1.178%, 10/25/2065(A)(B)	$86	$84
Ellington Financial Mortgage Trust, Ser 2021-1, Cl A1
0.797%, 02/25/2066(A)(B)	134	123
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(B)	348	317
ELP Commercial Mortgage Trust, Ser 2021-ELP, Cl A
1.576%, ICE LIBOR USD 1 Month + 0.701%, 11/15/2038(A)(B)	1,060	1,013
Extended Stay America Trust, Ser ESH, Cl B
2.255%, ICE LIBOR USD 1 Month + 1.380%, 07/15/2038(A)(B)	497	484
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3
5.706%, ICE LIBOR USD 1 Month + 4.700%, 04/25/2028(A)	905	929
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ2, Cl M3
4.256%, ICE LIBOR USD 1 Month + 3.250%, 05/25/2025(A)	273	274
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
6.006%, ICE LIBOR USD 1 Month + 5.000%, 11/25/2024(A)	362	365
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
6.906%, ICE LIBOR USD 1 Month + 5.900%, 10/25/2028(A)	498	516
GCAT Trust, Ser 2020-NQM2, Cl A1
1.555%, 04/25/2065(B)	134	129
GCAT Trust, Ser 2021-CM1, Cl A
1.469%, 04/25/2065(A)(B)	800	779
GCAT Trust, Ser 2021-NQM1, Cl A1
0.874%, 01/25/2066(A)(B)	486	451
GCAT Trust, Ser 2021-NQM3, Cl A1
1.091%, 05/25/2066(A)(B)	568	523
GCAT Trust, Ser 2021-NQM5, Cl A1
1.262%, 07/25/2066(A)(B)	1,500	1,333
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.096%, 11/19/2035(A)	92	86
GS Mortgage Securities Trust, Ser 2021-RENT, Cl A
1.661%, ICE LIBOR USD 1 Month + 0.700%, 11/21/2035(A)(B)	1,039	1,021
GS Mortgage-Backed Securities Trust, Ser 2019-SL1, Cl A1
2.625%, 01/25/2059(A)(B)	159	159

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
3.081%, 07/25/2035(A)	$124	$80
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
2.955%, 05/25/2037(A)	81	54
Impac CMB Trust, Ser 2004-9, Cl 1A1
1.766%, ICE LIBOR USD 1 Month + 0.760%, 01/25/2035(A)	20	19
Impac CMB Trust, Ser 2005-2, Cl 1A1
1.526%, ICE LIBOR USD 1 Month + 0.520%, 04/25/2035(A)	26	25
Impac CMB Trust, Ser 2005-3, Cl A1
1.486%, ICE LIBOR USD 1 Month + 0.480%, 08/25/2035(A)	26	24
Impac CMB Trust, Ser 2005-5, Cl A1
1.646%, ICE LIBOR USD 1 Month + 0.320%, 08/25/2035(A)	18	17
Impac CMB Trust, Ser 2005-8, Cl 1A
1.526%, ICE LIBOR USD 1 Month + 0.520%, 02/25/2036(A)	56	54
Imperial Fund Mortgage Trust, Ser 2021-NQM1, Cl A1
1.071%, 06/25/2056(A)(B)	804	743
Imperial Fund Mortgage Trust, Ser 2021-NQM2, Cl A1
1.073%, 09/25/2056(A)(B)	494	440
Imperial Fund Mortgage Trust, Ser 2021-NQM3, Cl A1
1.595%, 11/25/2056(A)(B)	473	423
JPMBB Commercial Mortgage Securities Trust, Ser C31, Cl ASB
3.540%, 08/15/2048	214	214
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
2.908%, 08/25/2035(A)	23	21
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
3.136%, 05/25/2037(A)	50	46
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
1.756%, ICE LIBOR USD 1 Month + 0.750%, 04/25/2046(A)(B)	203	201
JPMorgan Wealth Management, Ser 2021-CL1, Cl M1
1.885%, SOFR30A + 1.300%, 03/25/2051(A)(B)	989	956
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
1.675%, LIBOR USD 1 Month + 0.800%, 05/15/2036(A)(B)	290	284
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(B)	2,369	2,357

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
LSTAR Securities Investment, Ser 2019-4, Cl A1
4.562%, ICE LIBOR USD 1 Month + 3.500%, 05/01/2024(A)(B)	$350	$344
Mello Warehouse Securitization Trust, Ser 2021-2, Cl A
1.756%, ICE LIBOR USD 1 Month + 0.750%, 04/25/2055(A)(B)	2,045	2,017
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.358%, 06/25/2037(A)	60	41
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055(A)(B)	117	115
MFA Trust, Ser 2020-NQM1, Cl A1
1.479%, 03/25/2065(A)(B)	132	128
MFA Trust, Ser 2020-NQM3, Cl A1
1.014%, 01/26/2065(A)(B)	168	162
MFA Trust, Ser 2021-INV1, Cl A1
0.852%, 01/25/2056(A)(B)	393	372
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064(A)(B)	452	413
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl B
1.976%, ICE LIBOR USD 1 Month + 1.101%, 04/15/2038(A)(B)	4,075	3,903
MHP, Ser 2021-STOR, Cl A
1.575%, ICE LIBOR USD 1 Month + 0.700%, 07/15/2038(A)(B)	325	312
MHP, Ser 2022-MHIL, Cl A
1.596%, TSFR1M + 0.815%, 01/15/2027(A)(B)	390	374
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061(A)(B)	156	155
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062(A)(B)	104	103
Mill City Mortgage Loan Trust, Ser 2018-2, Cl A1
3.500%, 05/25/2058(A)(B)	264	262
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(B)	388	368
MortgageIT Trust, Ser 2005-5, Cl A1
1.526%, ICE LIBOR USD 1 Month + 0.520%, 12/25/2035(A)	51	49
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057(A)(B)	173	171
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057(A)(B)	426	421

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1
3.965%, 09/25/2057(A)(B)	$183	$182
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(B)	74	72
New Residential Mortgage Loan Trust, Ser 2020-NQM1, Cl A1
2.464%, 01/26/2060(A)(B)	326	312
New Residential Mortgage Loan Trust, Ser 2020-NQM2, Cl A1
1.650%, 05/24/2060(A)(B)	148	144
New Residential Mortgage Loan Trust, Ser 2021-NQ2R, Cl A1
0.941%, 10/25/2058(A)(B)	203	198
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(B)	809	757
OBX Trust, Ser 2018-1, Cl A2
1.656%, ICE LIBOR USD 1 Month + 0.650%, 06/25/2057(A)(B)	31	31
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(B)	730	655
Paragon Mortgages, Ser 2006-12A, Cl A2C
1.631%, ICE LIBOR USD 3 Month + 0.220%, 11/15/2038(A)(B)	83	79
PRPM LLC, Ser 2021-RPL1, Cl A1
1.319%, 07/25/2051(B)	283	264
Residential Funding Mortgage Securities, Ser 2007-SA3, Cl 2A1
4.395%, 07/27/2037(A)	63	55
Residential Mortgage Loan Trust, Ser 2020-1, Cl A1
2.376%, 01/26/2060(A)(B)	91	90
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
1.467%, ICE LIBOR USD 1 Month + 0.540%, 01/20/2035(A)	9	9
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048(A)(B)	24	24
SG Residential Mortgage Trust, Ser 2021-1, Cl A1
1.160%, 07/25/2061(A)(B)	1,051	938
Silverstone Master Issuer, Ser 2022-1A, Cl 1A
0.514%, U.S. SOFR + 0.380%, 01/21/2070(A)(B)	1,660	1,652
SREIT Trust, Ser 2021-MFP, Cl B
1.955%, ICE LIBOR USD 1 Month + 1.080%, 11/15/2038(A)(B)	900	861
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(B)	421	398

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(B)	$47	$47
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(B)	85	84
Starwood Mortgage Residential Trust, Ser 2021-2, Cl A1
0.943%, 05/25/2065(A)(B)	226	213
Starwood Mortgage Residential Trust, Ser 2021-3, Cl A1
1.127%, 06/25/2056(A)(B)	641	597
Toorak Mortgage, Ser 2021-INV1, Cl A1
1.153%, 07/25/2056(A)(B)	500	455
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056(A)(B)	30	30
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056(A)(B)	316	315
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057(A)(B)	392	391
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057(A)(B)	374	368
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
1.606%, ICE LIBOR USD 1 Month + 0.600%, 02/25/2057(A)(B)	251	249
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057(A)(B)	107	105
Towd Point Mortgage Trust, Ser 2019-HY2, Cl A1
2.006%, ICE LIBOR USD 1 Month + 1.000%, 05/25/2058(A)(B)	315	313
Towd Point Mortgage Trust, Ser 2019-HY3, Cl A1A
2.006%, ICE LIBOR USD 1 Month + 1.000%, 10/25/2059(A)(B)	310	306
Towd Point Mortgage Trust, Ser 2021-SJ1, Cl A1
2.250%, 07/25/2068(A)(B)	1,036	1,014
Towd Point Mortgage Trust, Ser 2022-EBO1, Cl A
2.161%, 01/25/2052(A)(B)	774	767
TTAN, Ser 2021-MHC, Cl B
1.975%, ICE LIBOR USD 1 Month + 1.100%, 03/15/2038(A)(B)	698	667
UBS Commercial Mortgage Trust, Ser 2017-C3, Cl ASB
3.215%, 08/15/2050	250	247

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust, Ser 2017-C6, Cl ASB
3.504%, 12/15/2050	$250	$247
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059(B)	89	89
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(A)(B)	144	142
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060(B)	39	38
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065(B)	188	181
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(B)	330	314
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/2066(A)(B)	430	409
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(B)	430	402
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(B)	576	564
Verus Securitization Trust, Ser 2021-R2, Cl A1
0.918%, 02/25/2064(A)(B)	626	610
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(B)	400	385
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.086%, 03/25/2036(A)	70	68
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl AS
3.539%, 10/15/2045	620	620
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS2, Cl A2
3.020%, 07/15/2058	604	599
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl ASB
3.324%, 01/15/2059	443	442

		68,499
Total Mortgage-Backed Securities
(Cost $86,690) ($ Thousands)		83,227

U.S. TREASURY OBLIGATIONS — 10.8%
U.S. Treasury Bills
1.616%, 03/23/2023 (C)	6,225	6,134
0.634%, 01/26/2023 (C)	6,550	6,478
0.391%, 12/29/2022 (C)	1,250	1,238

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.500%, 03/15/2023	$10,800	$10,679
0.250%, 06/15/2024	6,375	6,085
0.125%, 05/15/2023	23,205	22,767
0.125%, 10/15/2023	3,155	3,063

Total U.S. Treasury Obligations
(Cost $57,096) ($ Thousands)		56,444

MUNICIPAL BONDS — 4.9%
Arizona — 0.3%
City of Phoenix Civic Improvement, RB
2.163%, 07/01/2022	1,870	1,870

California — 0.8%
Golden State Tobacco Securitization, RB
0.672%, 06/01/2023	1,945	1,904
Riverside County, Infrastructure Financing Authority, Ser B, RB
0.398%, 11/01/2022	1,460	1,451
San Francisco Bay Area, Rapid Transit District Sales Tax Revenue, Ser B, RB
2.537%, 07/01/2022	810	811

		4,166

Connecticut — 0.1%
State of Connecticut, Ser A, GO
2.000%, 07/01/2023	790	785

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Sub-Ser D-SUBORDINATE, RB
1.672%, 10/01/2023	565	557

Illinois — 0.2%
Chicago, Transit Authority, Ser B, RB
1.838%, 12/01/2023	145	143
Illinois State, Sales Tax Revenue, Ser B, RB
1.900%, 06/15/2022	890	890

		1,033

Massachusetts — 0.3%
Massachusetts School Building Authority, Sub-Ser B, RB
2.078%, 10/15/2023	1,290	1,278
Massachusetts Water Resources Authority, Ser C, RB
0.534%, 08/01/2022	485	485

		1,763

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York — 2.3%
City of New York New York, Ser D-2, GO
1.150%, 03/01/2023	$1,925	$1,908
New York & New Jersey, Port Authority, Ser AAA, RB
1.086%, 07/01/2023	3,105	3,055
New York City Housing Development, RB
2.324%, 01/01/2023	1,910	1,907
New York City Transitional Finance Authority Building Aid Revenue, Sub-Ser S-1B, RB
0.380%, 07/15/2023	3,705	3,613
New York State Dormitory Authority, RB
0.267%, 03/15/2023	910	895

		11,378

South Carolina — 0.5%
South Carolina State, Public Service Authority, Ser E, RB
3.722%, 12/01/2023	2,470	2,502

Texas — 0.1%
Central Texas, Turnpike System, Ser B, RB
1.980%, 08/15/2042 (A)	375	375
Houston, Texas Airport System Revenue, Ser C, RB
0.883%, 07/01/2022	180	180

		555

Virginia — 0.2%
Virginia College Building Authority, RB
2.660%, 02/01/2023	835	834

Total Municipal Bonds
(Cost $25,670) ($ Thousands)		25,443

COMMERCIAL PAPER — 0.1%
Baltimore Gas
1.020%, 06/01/2022 (C)	550	550
Total Commercial Paper
(Cost $550) ($ Thousands)		550

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	692,714	$693

Total Cash Equivalent
(Cost $693) ($ Thousands)		693

	Face Amount (Thousands)
REPURCHASE AGREEMENT — 0.1%
BNP Paribas
0.780%, dated 05/31/2022, to be repurchased on 06/1/2022, repurchase price $500,011 (collateralized by U.S. Government Agency), 1.250%, 04/30/2028, par value $556,200; with total market value of $510,017) (D)	$500	500
Total Repurchase Agreement
(Cost $500) ($ Thousands)		500

Total Investments in Securities — 100.1%
(Cost $534,330) ($ Thousands)		$524,253

SEI Institutional Investments Trust / Annual Report / May 31, 2022

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Short Contracts
U.S. 5-Year Treasury Note	(1)	Oct-2022	$(113)	$(113)	$–
U.S. 10-Year Treasury Note	(40)	Sep-2022	(4,800)	(4,778)	22
U.S. Long Treasury Bond	(1)	Sep-2022	(141)	(139)	2
			(5,054)	(5,030)	24
			$(5,054)	$(5,030)	$24

Percentages are based on Net Assets of $523,552 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $241,260 ($ Thousands), representing 46.1% of the Net Assets of the Fund.

(C)	Interest rate represents the security's effective yield at the time of purchase.
(D)	Tri-Party Repurchase Agreement.

ABS — Asset-Backed Security
ARM — Adjustable Rate Mortgage
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
DAC — Designated Activity Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FREMF— Freddie Mac Multi-Family
GMAC — General Motors Acceptance Corporation
GNMA — Government National Mortgage Association
GO — General Obligation
ICE— Intercontinental Exchange
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
SOFRINDX — Secured Overnight Financing Rate Index
USD — U.S. Dollar
The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	206,469	–	206,469
Asset-Backed Securities	–	150,927	–	150,927
Mortgage-Backed Securities	–	83,227	–	83,227
U.S. Treasury Obligations	–	56,444	–	56,444
Municipal Bonds	–	25,443	–	25,443
Commercial Paper	–	550	–	550
Cash Equivalent	693	–	–	693
Repurchase Agreement	–	500	–	500
Total Investments in Securities	693	523,560	–	524,253

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	24	–	–	24
Total Other Financial Instruments	24	–	–	24

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Ultra Short Duration Bond Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$3,695	$284,806	$(287,808)	$—	$—	$693	692,714	$2	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS — 94.7%
Angola — 1.2%
Angola Via Avenir II BV MTN
7.845%, ICE LIBOR USD 6 Month + 7.500%, 07/01/2023 (A)		$3,312	$3,328
Angolan Government International Bond
9.375%, 05/08/2048		4,513	4,034
9.375%, 05/08/2048 (B)		590	527
8.750%, 04/14/2032 (B)		3,753	3,538
8.750%, 04/14/2032		852	803
8.250%, 05/09/2028		1,796	1,725
Angolan Government International Bond MTN
9.125%, 11/26/2049 (B)(C)		3,433	3,004
9.125%, 11/26/2049		1,205	1,054
8.000%, 11/26/2029		2,634	2,453
Republic of Angola Via Avenir Issuer II Ireland DAC
6.927%, 02/19/2027		3,907	3,634
			24,100

Argentina — 1.4%
Argentine Republic Government International Bond
2.500%, 3.500%, 07/09/2022, 07/09/2041 (D)		18,863	6,092
2.000%, 3.880%, 07/09/2022, 01/09/2038 (D)		7,748	2,705
1.125%, 1.500%, 07/09/2022, 07/09/2035 (D)		13,499	3,664
1.000%, 07/09/2029		8,158	2,408
0.500%, 07/09/2029	EUR	13	4
0.500%, 0.750%, 07/09/2023, 07/09/2030 (D)		$40,098	11,709
0.125%, 07/09/2030	EUR	407	118
Provincia de Buenos Aires MTN
2.000%, 3.000%, 09/01/2022, 09/01/2037 (D)		977	304
Provincia de Cordoba
5.000%, 12/10/2025 (B)		$721	586

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
Rio Energy
6.875%, 02/01/2025 (B)	$372	$294
		27,884

Armenia — 0.1%
Republic of Armenia International Bond
3.600%, 02/02/2031	1,247	910

Azerbaijan — 0.8%
Republic of Azerbaijan International Bond
5.125%, 09/01/2029	2,922	2,754
Southern Gas Corridor CJSC
6.875%, 03/24/2026	8,079	8,361
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030	3,691	3,820
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023	1,100	1,094
4.750%, 03/13/2023	229	228
		16,257

Bahamas — 0.0%
Bahamas Government International Bond
6.000%, 11/21/2028	980	743

Bahrain — 0.9%
Bahrain Government International Bond
7.500%, 09/20/2047	603	565
7.000%, 01/26/2026 (B)	1,674	1,772
7.000%, 10/12/2028 (B)	756	788
6.125%, 08/01/2023	849	863
6.000%, 09/19/2044	402	335
5.625%, 09/30/2031 (B)(C)	1,664	1,551
5.625%, 09/30/2031	209	195
5.450%, 09/16/2032 (B)	981	893
5.450%, 09/16/2032	5,975	5,437
Bahrain Government International Bond MTN
6.250%, 01/25/2051	347	290
5.250%, 01/25/2033 (B)	1,057	938
4.250%, 01/25/2028	1,254	1,164
CBB International Sukuk Programme WLL
3.875%, 05/18/2029 (B)	1,625	1,497
Oil and Gas Holding BSCC (B)
8.375%, 11/07/2028	810	868
7.625%, 11/07/2024	858	891
		18,047

Belarus — 0.1%
Development Bank of the Republic of Belarus JSC
6.750%, 05/02/2024	2,096	210
Republic of Belarus International Bond
6.875%, 02/28/2023 (B)	2,423	366
6.875%, 02/28/2023	200	30

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
6.378%, 02/24/2031 (B)		$1,061	$138
6.378%, 02/24/2031		767	100
6.200%, 02/28/2030		565	77
6.200%, 02/28/2030 (B)		134	18
5.875%, 02/24/2026		2,270	321
			1,260

Belize — 0.0%
Belize Government International Bond
4.938%, 02/20/2038		94	48

Benin — 0.0%
Benin Government International Bond
6.875%, 01/19/2052	EUR	115	95
4.950%, 01/22/2035		581	466
4.875%, 01/19/2032		156	133
			694

Bermuda — 0.3%
Bermuda Government International Bond
4.750%, 02/15/2029		$2,514	2,608
3.717%, 01/25/2027		1,093	1,080
3.375%, 08/20/2050		1,950	1,536
2.375%, 08/20/2030		1,342	1,176
			6,400

Brazil — 6.9%
Braskem Netherlands Finance BV
5.875%, 01/31/2050 (B)		480	433
Brazil Letras do Tesouro Nacional
12.330%, 01/01/2025 (E)	BRL	51,000	7,947
7.296%, 07/01/2023 (E)		23,000	4,237
7.125%, 01/01/2024 (E)		68,174	11,857
Brazil Loan Trust 1
5.477%, 07/24/2023 (B)		$801	806
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		1,296	1,303
5.333%, 02/15/2028		994	999
Brazil Notas do Tesouro Nacional, Ser B
6.000%, 05/15/2045	BRL	435	372
6.000%, 08/15/2050		180	153
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2023		140,504	29,115
10.000%, 01/01/2025		92,502	18,505
10.000%, 01/01/2027		84,310	16,367
10.000%, 01/01/2029		53,115	10,016
10.000%, 01/01/2031		33,368	6,144
Brazilian Government International Bond
5.625%, 01/07/2041		$523	465
5.625%, 02/21/2047		928	795
5.000%, 01/27/2045		3,758	3,003
4.750%, 01/14/2050		1,450	1,099
4.625%, 01/13/2028		830	812
3.750%, 09/12/2031		10,550	9,226

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Centrais Eletricas Brasileiras
4.625%, 02/04/2030 (B)		$232	$207
CSN Inova Ventures
6.750%, 01/28/2028 (B)		800	784
CSN Resources
4.625%, 06/10/2031 (B)		804	667
Gol Finance
7.000%, 01/31/2025 (B)(C)		1,322	1,058
Iochpe-Maxion Austria GmbH
5.000%, 05/07/2028 (B)		866	755
MC Brazil Downstream Trading SARL
7.250%, 06/30/2031 (B)		1,867	1,664
7.250%, 06/30/2031		420	374
Minerva Luxembourg
4.375%, 03/18/2031 (B)		462	390
MV24 Capital BV
6.748%, 06/01/2034 (B)		580	530
Nexa Resources
5.375%, 05/04/2027 (B)		4,041	3,951
Petrobras Global Finance BV
5.500%, 06/10/2051		698	567
Suzano Austria GmbH (B)
7.000%, 03/16/2047		572	596
6.000%, 01/15/2029		406	418
5.000%, 01/15/2030		687	667
			136,282

Cameroon — 0.0%
Republic of Cameroon International Bond
5.950%, 07/07/2032	EUR	823	710

Cayman Islands — 0.1%
Neon Capital MTN
2.216%, 01/06/2028 (A)	JPY	343,236	2,335

Chile — 2.1%
ALFA Desarrollo SPA
4.550%, 09/27/2051 (B)		$353	269
ATP Tower Holdings LLC
4.050%, 04/27/2026 (B)	CLP	381	328
Banco de Credito e Inversiones
3.500%, 10/12/2027 (B)		$1,691	1,615
Bonos de la Tesoreria de la Republica
1.900%, 09/01/2030	CLP	903,412	1,102
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2043		570,000	665
5.000%, 10/01/2028 (B)		1,565,000	1,793
5.000%, 03/01/2035		695,000	746
4.700%, 09/01/2030 (B)		4,595,000	5,098
4.500%, 03/01/2026		1,530,000	1,771
2.800%, 10/01/2033 (B)		890,000	782

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Cencosud
4.375%, 07/17/2027 (B)		$2,283	$2,189
Chile Government International Bond
4.340%, 03/07/2042		951	887
3.625%, 10/30/2042		1,368	1,153
3.500%, 01/31/2034		336	311
3.250%, 09/21/2071		9,020	6,455
3.100%, 05/07/2041		405	325
3.100%, 01/22/2061		730	531
2.750%, 01/31/2027		2,052	1,965
2.550%, 07/27/2033		11,090	9,444
2.450%, 01/31/2031		378	334
Empresa de los Ferrocarriles del Estado
3.830%, 09/14/2061		500	359
Empresa de Transporte de Pasajeros Metro
3.650%, 05/07/2030 (B)		217	199
Empresa Nacional del Petroleo
3.450%, 09/16/2031 (B)		504	428
Nacional del Cobre de Chile
3.750%, 01/15/2031 (B)		234	219
3.700%, 01/30/2050 (B)		669	540
3.150%, 01/14/2030		1,000	907
3.000%, 09/30/2029		1,050	947
3.000%, 09/30/2029 (B)		390	352
			41,714

China — 6.1%
Alibaba Group Holding Ltd
3.250%, 02/09/2061		208	140
Blossom Joy
3.100% (A)(F)		243	234
China Government Bond
3.810%, 09/14/2050	CNY	8,700	1,419
3.720%, 04/12/2051		3,800	611
3.530%, 10/18/2051		16,870	2,636
3.280%, 12/03/2027		65,730	10,203
3.270%, 11/19/2030		89,770	14,001
3.020%, 10/22/2025		54,100	8,279
3.020%, 05/27/2031		7,640	1,164
3.010%, 05/13/2028		13,870	2,118
2.910%, 10/14/2028		5,000	758
2.890%, 11/18/2031		80,930	12,218
2.880%, 11/05/2023		37,000	5,618
2.850%, 06/04/2027		72,270	10,976
2.750%, 02/17/2032		1,530	229
2.690%, 08/12/2026		6,000	907
2.680%, 05/21/2030		73,720	10,944
1.990%, 04/09/2025		85,700	12,726
China Government International Bond
3.250%, 10/19/2023		$2,175	2,197
1.250%, 10/26/2026 (B)		2,160	2,022
0.550%, 10/21/2025		1,700	1,567
0.400%, 10/21/2023		3,830	3,718

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
China Minmetals Corp
3.750% (A)(F)		$2,559	$2,567
Chinalco Capital Holdings
2.125%, 06/03/2026		632	588
Chinalco Capital Holdings Ltd
4.100% (A)(F)		307	307
CNAC HK Finbridge
4.125%, 07/19/2027		575	563
3.875%, 06/19/2029		1,107	1,045
3.000%, 09/22/2030		1,021	895
CNAC HK Finbridge Co Ltd
5.125%, 03/14/2028		361	368
CNRC Capitale
8.885%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 6.075% (A)(F)		200	200
Dianjian Haiyu Ltd
4.300% (A)(F)		205	207
Dianjian International Finance Ltd
4.600% (A)(F)		448	451
ENN Clean Energy International Investment
3.375%, 05/12/2026 (B)		308	283
Huarong Finance II MTN
5.500%, 01/16/2025		730	733
Leader Goal International MTN
4.250% (A)(F)		263	264
Meituan
3.050%, 10/28/2030		238	180
Minmetals Bounteous Finance BVI
3.375% (A)(F)		1,080	1,064
Powerchina Roadbridge Group British Virgin Islands
3.080% (A)(F)		423	404
Prosus NV MTN
3.061%, 07/13/2031 (B)	CNY	1,409	1,090
Shimao Group Holdings
5.600%, 07/15/2026		$2,542	343
5.200%, 01/30/2025		2,111	292
Sinopec Group Overseas Development 2018
2.300%, 01/08/2031		2,792	2,432
Sunac China Holdings
7.000%, 07/09/2025		232	38
6.500%, 01/26/2026		207	34
Tencent Holdings MTN
3.240%, 06/03/2050 (B)		620	441
Wanda Properties International
7.250%, 01/29/2024		1,217	908
Wanda Properties Overseas
6.950%, 12/05/2022		200	176
6.875%, 07/23/2023		244	190
			120,748

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Colombia — 5.2%
AI Candelaria Spain
7.500%, 12/15/2028 (B)		$1,453	$1,413
Colombia Government International Bond
9.850%, 06/28/2027	COP	7,914,000	2,048
9.850%, 06/28/2027		994,000	257
8.125%, 05/21/2024		$288	308
7.375%, 09/18/2037		382	398
6.125%, 01/18/2041		4,004	3,625
5.625%, 02/26/2044		1,555	1,302
5.200%, 05/15/2049		5,241	4,137
5.000%, 06/15/2045		4,862	3,769
4.500%, 03/15/2029		3,192	2,959
4.375%, 03/21/2023	COP	4,586,000	1,178
4.125%, 02/22/2042		$5,895	4,298
3.875%, 04/25/2027		725	677
3.250%, 04/22/2032		2,581	2,072
3.125%, 04/15/2031		1,746	1,417
3.000%, 01/30/2030		1,198	992
Colombian TES
10.000%, 07/24/2024	COP	14,308,600	3,820
9.250%, 05/28/2042		3,869,500	866
7.750%, 09/18/2030		20,738,500	4,659
7.500%, 08/26/2026		48,279,200	11,603
7.250%, 10/18/2034		28,503,600	5,696
7.250%, 10/26/2050		6,253,600	1,116
7.000%, 03/26/2031		41,543,400	8,775
7.000%, 03/26/2031		1,757,100	371
7.000%, 06/30/2032		25,110,800	5,174
6.250%, 11/26/2025		26,494,300	6,270
6.250%, 07/09/2036		8,114,800	1,440
6.000%, 04/28/2028		22,723,100	4,878
5.750%, 11/03/2027		32,727,400	7,081
3.000%, 03/25/2033		1,516,300	1,061
2.250%, 04/18/2029		1,309,400	935
Ecopetrol
6.875%, 04/29/2030		$686	692
5.875%, 11/02/2051		504	398
Empresas Publicas de Medellin ESP (B)
8.375%, 11/08/2027	COP	4,600,000	1,027
7.625%, 09/10/2024		2,224,000	548
7.625%, 09/10/2024		1,827,000	450
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (B)		1,408,000	353
7.875%, 08/12/2024		1,095,000	275
Geopark
5.500%, 01/17/2027 (B)		$1,438	1,299
Gran Tierra Energy
7.750%, 05/23/2027 (B)		390	359
Grupo Aval
4.375%, 02/04/2030 (B)		1,083	895

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
SierraCol Energy Andina LLC
6.000%, 06/15/2028 (B)		$1,003	$858
			101,749

Costa Rica — 0.2%
Costa Rica Government International Bond
7.158%, 03/12/2045		600	564
7.158%, 03/12/2045		438	412
7.000%, 04/04/2044		780	717
7.000%, 04/04/2044		732	673
6.125%, 02/19/2031		2,401	2,346
			4,712

Côte d'Ivoire — 0.6%
Ivory Coast Government International Bond
6.875%, 10/17/2040	EUR	2,734	2,407
6.625%, 03/22/2048		1,557	1,318
6.625%, 03/22/2048		3,824	3,236
6.625%, 03/22/2048 (B)		675	571
5.875%, 10/17/2031 (B)		198	187
5.750%, 12/31/2032		$27	26
5.250%, 03/22/2030 (B)	EUR	1,559	1,462
5.250%, 03/22/2030		1,221	1,145
4.875%, 01/30/2032		2,577	2,287
			12,639

Croatia — 0.2%
Croatia Government International Bond
2.875%, 04/22/2032		971	1,019
1.500%, 06/17/2031		700	662
1.125%, 03/04/2033		1,336	1,179
			2,860

Czechia — 1.8%
Czech Republic Government Bond
4.200%, 12/04/2036	CZK	12,390	505
2.750%, 07/23/2029		134,160	5,129
2.500%, 08/25/2028		147,960	5,629
2.400%, 09/17/2025		167,370	6,653
2.000%, 10/13/2033		71,520	2,365
1.250%, 02/14/2025		137,070	5,335
1.200%, 03/13/2031		38,160	1,244
1.000%, 06/26/2026		131,110	4,854
0.950%, 05/15/2030		47,180	1,543
0.250%, 02/10/2027		45,120	1,572
0.050%, 11/29/2029		47,130	1,443
			36,272

Dominican Republic — 1.5%
Dominican Republic International Bond
9.750%, 06/05/2026	DOP	24,700	441
7.450%, 04/30/2044		$2,024	1,937
7.450%, 04/30/2044 (B)		587	562
6.850%, 01/27/2045		2,518	2,257
6.500%, 02/15/2048		6,323	5,420

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
6.400%, 06/05/2049		$1,762	$1,491
6.000%, 02/22/2033		1,209	1,118
6.000%, 02/22/2033 (B)		4,797	4,436
5.875%, 01/30/2060 (B)		1,450	1,127
5.875%, 01/30/2060		5,154	4,008
5.500%, 02/22/2029 (B)		1,753	1,656
5.300%, 01/21/2041		3,627	2,854
4.875%, 09/23/2032		676	582
4.500%, 01/30/2030		2,744	2,403
			30,292

Ecuador — 1.2%
Ecuador Government International Bond
9.007%, 07/31/2030 (E)		100	55
6.889%, 07/31/2030 (B)(E)		2,261	1,245
5.000%, 5.500%, 07/31/2022, 07/31/2030 (B)(D)		2,099	1,737
5.000%, 5.500%, 07/31/2022, 07/31/2030 (D)		475	393
1.000%, 2.500%, 07/31/2022, 07/31/2035 (B)(D)		10,569	6,751
1.000%, 2.500%, 07/31/2022, 07/31/2035 (D)		14,746	9,420
0.500%, 1.500%, 07/31/2022, 07/31/2040 (B)(D)		4,116	2,253
0.500%, 1.500%, 07/31/2022, 07/31/2040 (D)		2,426	1,328
			23,182

Egypt — 2.7%
Egypt Government Bond
16.300%, 04/09/2024	EGP	21,507	1,176
16.100%, 05/07/2029		21,345	1,096
14.664%, 10/06/2030		7,247	344
14.556%, 10/13/2027		17,572	865
14.483%, 04/06/2026		151,884	7,878
14.406%, 07/07/2027		24,826	1,223
14.382%, 01/12/2031		5,367	251
14.292%, 01/05/2028		28,937	1,407
14.196%, 07/07/2023		11,540	622
14.060%, 01/12/2026		67,382	3,401
Egypt Government International Bond
8.875%, 05/29/2050		$2,020	1,484
8.875%, 05/29/2050 (B)		4,601	3,380
8.700%, 03/01/2049		1,710	1,255
8.700%, 03/01/2049 (B)		724	531
7.903%, 02/21/2048		3,951	2,783
7.903%, 02/21/2048 (B)		96	68
7.625%, 05/29/2032		3,437	2,745
7.625%, 05/29/2032 (B)		2,905	2,320
6.588%, 02/21/2028 (B)		936	792
5.250%, 10/06/2025 (B)		393	354

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Egypt Government International Bond MTN
8.500%, 01/31/2047		$5,575	$4,053
8.150%, 11/20/2059		874	616
7.600%, 03/01/2029 (B)		1,800	1,558
7.600%, 03/01/2029		1,133	980
7.300%, 09/30/2033 (B)		4,152	3,205
7.300%, 09/30/2033		1,018	786
7.053%, 01/15/2032 (B)		501	393
6.375%, 04/11/2031	EUR	2,820	2,296
6.375%, 04/11/2031 (B)		436	355
5.875%, 02/16/2031		$1,314	990
5.800%, 09/30/2027		847	706
5.800%, 09/30/2027 (B)		740	617
5.625%, 04/16/2030	EUR	1,081	870
4.750%, 04/11/2025		633	614
4.750%, 04/11/2025 (B)		325	315
4.750%, 04/16/2026		900	823
			53,152

El Salvador — 0.4%
El Salvador Government International Bond
9.500%, 07/15/2052		$8,774	3,674
8.625%, 02/28/2029		1,343	528
8.250%, 04/10/2032		1,508	622
7.750%, 01/24/2023		214	156
7.650%, 06/15/2035 (B)		196	76
7.625%, 02/01/2041		1,185	461
7.625%, 02/01/2041 (B)		755	293
7.125%, 01/20/2050		328	125
6.375%, 01/18/2027 (B)		1,014	395
5.875%, 01/30/2025		2,295	978
5.875%, 01/30/2025 (B)		1,221	521
			7,829

Ethiopia — 0.0%
Ethiopia International Bond
6.625%, 12/11/2024		431	267
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (B)		432	268
			535

Gabon — 0.3%
Gabon Government International Bond
7.000%, 11/24/2031 (B)		4,419	3,712
6.625%, 02/06/2031 (B)		1,238	1,049
6.625%, 02/06/2031		366	310
6.375%, 12/12/2024 (B)		699	686
			5,757

Georgia — 0.0%
Georgia Government International Bond
2.750%, 04/22/2026		580	501

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Ghana — 0.9%
Ghana Government International Bond
10.750%, 10/14/2030		$3,743	$3,402
8.950%, 03/26/2051		200	102
8.950%, 03/26/2051 (B)		912	465
8.875%, 05/07/2042		1,946	998
8.875%, 05/07/2042 (B)		1,486	762
8.750%, 03/11/2061		1,039	525
8.750%, 03/11/2061 (B)		1,817	918
8.627%, 06/16/2049 (B)		731	367
8.625%, 04/07/2034		5,639	2,939
8.125%, 03/26/2032 (B)		240	127
7.875%, 03/26/2027 (B)		89	56
7.875%, 02/11/2035		666	338
7.875%, 02/11/2035 (B)		1,175	597
7.750%, 04/07/2029 (B)		450	243
7.750%, 04/07/2029		1,321	713
7.625%, 05/16/2029 (B)		403	216
7.625%, 05/16/2029		3,308	1,770
Republic of Ghana Government Bonds
20.750%, 03/06/2023	GHS	2,770	347
19.250%, 12/18/2023		5,730	675
Tullow Oil (B)
10.250%, 05/15/2026		$506	492
7.000%, 03/01/2025		1,747	1,358
			17,410

Guatemala — 0.5%
CT Trust
5.125%, 02/03/2032 (B)		1,444	1,291
Guatemala Government Bond
6.125%, 06/01/2050		188	174
5.375%, 04/24/2032		1,998	1,947
5.375%, 04/24/2032 (B)		187	182
4.900%, 06/01/2030		2,791	2,667
4.650%, 10/07/2041 (B)		816	662
4.650%, 10/07/2041		247	200
4.500%, 05/03/2026		941	922
3.700%, 10/07/2033		1,055	874
3.700%, 10/07/2033 (B)		320	265
			9,184

Honduras — 0.1%
Honduras Government International Bond
6.250%, 01/19/2027		479	393
5.625%, 06/24/2030		2,043	1,451
			1,844

Hong Kong — 0.1%
NWD
4.125%, 07/18/2029		1,026	927

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Hungary — 1.3%
Hungary Government Bond
4.750%, 11/24/2032	HUF	1,801,830	$3,975
4.500%, 03/23/2028		1,049,560	2,471
4.000%, 04/28/2051		190,210	317
3.250%, 10/22/2031		1,109,650	2,232
3.000%, 10/27/2027		460,560	1,016
3.000%, 08/21/2030		270,530	548
3.000%, 10/27/2038		155,240	255
2.750%, 12/22/2026		1,555,570	3,489
2.250%, 04/20/2033		172,760	297
2.250%, 06/22/2034		196,330	324
Hungary Government International Bond
3.125%, 09/21/2051 (B)		$2,475	1,670
3.125%, 09/21/2051		1,390	938
2.125%, 09/22/2031 (B)		4,879	3,931
2.125%, 09/22/2031		379	305
1.750%, 06/05/2035	EUR	2,627	2,239
1.500%, 11/17/2050		1,163	755
			24,762

India — 0.4%
Adani Electricity Mumbai
3.949%, 02/12/2030 (B)		$720	614
Export-Import Bank of India MTN
3.250%, 01/15/2030		1,430	1,284
2.250%, 01/13/2031		1,052	858
Greenko Power II MTN
4.300%, 12/13/2028		710	644
Network i2i
5.650%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.277% (A)(B)(F)		290	285
Power Finance MTN
3.950%, 04/23/2030 (B)		786	708
Reliance Industries (B)
3.625%, 01/12/2052		986	765
2.875%, 01/12/2032		1,175	1,006
Vedanta Resources
7.125%, 05/31/2023		300	279
Vedanta Resources Finance II
13.875%, 01/21/2024 (B)		403	409
8.950%, 03/11/2025		760	688
			7,540

Indonesia — 6.2%
Freeport Indonesia MTN
5.315%, 04/14/2032 (B)		1,605	1,560
Indonesia Asahan Aluminium Persero
6.757%, 11/15/2048		345	349
6.530%, 11/15/2028 (B)		593	635
5.800%, 05/15/2050 (B)		1,683	1,511
5.710%, 11/15/2023 (B)		866	889

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.750%, 05/15/2025 (B)		$359	$359
Indonesia Government International Bond
8.500%, 10/12/2035		2,110	2,793
8.500%, 10/12/2035		400	530
7.750%, 01/17/2038		1,710	2,155
4.750%, 02/11/2029		534	558
3.550%, 03/31/2032		385	367
3.500%, 01/11/2028		2,736	2,686
3.200%, 09/23/2061		673	510
3.050%, 03/12/2051		2,357	1,888
2.850%, 02/14/2030		4,270	3,960
2.150%, 07/28/2031		2,191	1,906
1.400%, 10/30/2031	EUR	1,262	1,117
1.300%, 03/23/2034		755	629
1.100%, 03/12/2033		1,000	833
Indonesia Government International Bond MTN
5.250%, 01/17/2042		$4,178	4,297
5.125%, 01/15/2045		280	282
4.625%, 04/15/2043		1,186	1,131
3.750%, 06/14/2028	EUR	372	409
Indonesia Treasury Bond
9.000%, 03/15/2029	IDR	53,386,000	4,063
8.750%, 05/15/2031		104,348,000	7,848
8.375%, 03/15/2024		58,925,000	4,268
8.375%, 03/15/2034		30,425,000	2,215
8.375%, 04/15/2039		69,773,000	5,108
8.250%, 05/15/2029		116,814,000	8,575
8.250%, 05/15/2036		108,493,000	7,832
8.125%, 05/15/2024		130,675,000	9,470
7.500%, 08/15/2032		37,215,000	2,567
7.500%, 06/15/2035		54,500,000	3,747
7.500%, 05/15/2038		23,246,000	1,565
7.500%, 04/15/2040		26,557,000	1,791
7.125%, 06/15/2042		6,817,000	456
7.000%, 05/15/2027		46,779,000	3,289
7.000%, 09/15/2030		30,854,000	2,111
6.625%, 05/15/2033		16,461,000	1,062
6.500%, 06/15/2025		27,423,000	1,921
6.500%, 02/15/2031		21,432,000	1,424
6.375%, 04/15/2032		84,875,000	5,534
6.125%, 05/15/2028		17,940,000	1,197
5.125%, 04/15/2027		25,000,000	1,640
Medco Bell Pte
6.375%, 01/30/2027 (B)		$626	579
Minejesa Capital BV (B)
5.625%, 08/10/2037		447	380
4.625%, 08/10/2030		582	544
Pertamina Persero
2.300%, 02/09/2031 (B)		3,682	3,085
Pertamina Persero MTN
3.650%, 07/30/2029 (B)		985	932

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Perusahaan Penerbit SBSN Indonesia III
4.400%, 06/06/2027 (B)		$1,077	$1,086
4.325%, 05/28/2025		2,002	2,032
Perusahaan Perseroan Persero Perusahaan Listrik Negara
1.875%, 11/05/2031 (B)	EUR	1,143	993
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
6.150%, 05/21/2048		$1,070	1,060
5.250%, 10/24/2042		1,097	1,016
5.250%, 05/15/2047		710	645
4.375%, 02/05/2050 (B)		355	285
3.375%, 02/05/2030		206	184
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (B)		1,015	1,006
			122,864

Iraq — 0.1%
Iraq Government International Bond
5.800%, 01/15/2028		1,391	1,322

Israel — 0.4%
Bank Leumi Le-Israel
3.275%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.631%, 01/29/2031 (A)(B)		592	540
Bank of Israel Bill - Makam
1.000%, 11/02/2022 (E)	ILS	14,647	4,388
0.000%, 08/03/2022 (E)		3,842	1,154
Israel Government International Bond
4.500%, 04/03/2120		$2,033	1,987
Leviathan Bond
6.750%, 06/30/2030 (B)		550	543
			8,612

Jamaica — 0.1%
Digicel Holdings Bermuda
8.750%, 05/25/2024 (B)		790	752
Digicel International Finance
8.750%, 05/25/2024 (B)		650	618
			1,370

Jordan — 0.1%
Jordan Government International Bond
7.375%, 10/10/2047		1,520	1,300
7.375%, 10/10/2047 (B)		62	53
5.850%, 07/07/2030 (B)		850	752
5.850%, 07/07/2030		731	647
			2,752

Kazakhstan — 1.2%
Development Bank of Kazakhstan JSC
4.125%, 12/10/2022		880	874
2.950%, 05/06/2031 (B)		723	557

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
Kazakhstan Government International Bond
4.875%, 10/14/2044	$1,804	$1,634
KazMunayGas National JSC
6.375%, 10/24/2048 (B)	2,552	2,316
6.375%, 10/24/2048	350	318
5.750%, 04/19/2047 (B)	2,738	2,316
5.375%, 04/24/2030	1,605	1,484
5.375%, 04/24/2030 (B)	1,295	1,197
5.375%, 04/24/2030	6,045	5,589
4.750%, 04/24/2025 (B)	1,737	1,652
3.500%, 04/14/2033	1,830	1,396
KazTransGas JSC
4.375%, 09/26/2027	1,787	1,615
4.375%, 09/26/2027 (B)	1,219	1,101
Tengizchevroil Finance International
3.250%, 08/15/2030 (B)	630	504
2.625%, 08/15/2025	1,794	1,574
		24,127

Kenya — 0.4%
Republic of Kenya Government International Bond
8.250%, 02/28/2048	2,752	2,134
8.000%, 05/22/2032	2,242	1,937
8.000%, 05/22/2032 (B)	437	378
7.000%, 05/22/2027	2,729	2,422
6.875%, 06/24/2024 (B)	690	642
		7,513

Kuwait — 0.1%
Meglobal Canada ULC MTN MTN
5.875%, 05/18/2030 (B)	250	267
NBK SPC
1.625%, U.S. SOFR + 1.050%, 09/15/2027 (A)(B)	1,000	898
NBK Tier 1 Financing 2
4.500%, CMTUSD6Y + 2.832% (A)(B)(F)	693	655
		1,820

Lebanon — 0.4%
Lebanon Government International Bond
8.250%, 05/17/2034 (G)	11,222	976
8.200%, 05/17/2033 (G)	3,557	309
6.850%, 03/23/2027 (G)	1,116	101
6.750%, 11/29/2027 (G)	3,188	289
6.650%, 04/22/2024 (G)	2,000	182
6.000%, 01/27/2023 (G)	738	68
Lebanon Government International Bond MTN
8.250%, 04/12/2021 (G)	23,098	2,194
7.000%, 03/20/2028 (G)	2,671	232
6.850%, 05/25/2029 (G)	2,941	265
6.650%, 02/26/2030 (G)	2,063	186

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
6.600%, 11/27/2026 (G)		$2,218	$201
6.400%, 05/26/2023 (G)		2,645	239
6.375%, 03/09/2020 (G)		8,235	782
6.250%, 05/27/2022 (G)		409	39
6.150%, 06/19/2020 (G)		8,161	736
6.100%, 10/04/2022 (G)		5,652	537
6.100%, 10/04/2022 (G)		3,411	324
5.800%, 04/14/2020 (G)		10,239	924
			8,584

Macao — 0.0%
Studio City Finance (B)
6.500%, 01/15/2028		507	355
6.000%, 07/15/2025		119	90
			445

Malaysia — 6.2%
1MDB Global Investments
4.400%, 03/09/2023		6,000	5,883
1MDB Global Investments Ltd
4.400%, 03/09/2023		6,600	6,471
Malaysia Government Bond
5.248%, 09/15/2028	MYR	4,097	1,003
4.935%, 09/30/2043		1,200	280
4.921%, 07/06/2048		3,873	891
4.762%, 04/07/2037		2,775	647
4.736%, 03/15/2046		1,052	236
4.392%, 04/15/2026		5,125	1,202
4.254%, 05/31/2035		18,929	4,198
4.232%, 06/30/2031		2,000	458
4.181%, 07/15/2024		25,895	6,017
4.065%, 06/15/2050		3,800	759
4.059%, 09/30/2024		17,428	4,048
3.955%, 09/15/2025		50,897	11,751
3.906%, 07/15/2026		26,876	6,191
3.900%, 11/30/2026		9,147	2,104
3.899%, 11/16/2027		4,810	1,101
3.885%, 08/15/2029		14,964	3,389
3.882%, 03/14/2025		1,476	341
3.828%, 07/05/2034		44,271	9,420
3.800%, 08/17/2023		42,002	9,717
3.795%, 09/30/2022		4,800	1,103
3.757%, 04/20/2023		25,311	5,843
3.757%, 05/22/2040		31,817	6,464
3.733%, 06/15/2028		29,774	6,732
3.582%, 07/15/2032		1,000	217
3.502%, 05/31/2027		7,247	1,634
3.478%, 06/14/2024		9,387	2,156
3.418%, 08/15/2022		10,924	2,502
2.632%, 04/15/2031		33,393	6,763
Malaysia Government Investment Issue
4.369%, 10/31/2028		2,000	467
4.119%, 11/30/2034		6,809	1,490

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.070%, 09/30/2026	MYR	14,000	$3,236
Malaysia Wakala Sukuk
2.070%, 04/28/2031		$1,970	1,773
Petronas Capital MTN
4.550%, 04/21/2050		1,931	1,916
3.500%, 04/21/2030		1,790	1,724
2.480%, 01/28/2032		2,221	1,941
			122,068

Mexico — 10.0%
America Movil
7.125%, 12/09/2024	MXN	23,310	1,101
5.375%, 04/04/2032 (B)		$1,478	1,405
Banco Mercantil del Norte (B)(F)
7.500%, US Treas Yield Curve Rate T Note Const Mat 10 Yr + 5.470% (A)		623	592
6.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.967% (A)		1,569	1,499
Banco Nacional de Comercio Exterior SNC
2.720%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.000%, 08/11/2031 (A)(B)		1,777	1,599
Cemex (B)
5.450%, 11/19/2029		622	599
5.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.534% (A)(F)		277	256
3.875%, 07/11/2031		782	663
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	52,305	2,433
6.264%, 02/15/2052 (B)		$1,125	962
5.750%, 02/14/2042 (B)		570	504
4.750%, 02/23/2027 (B)		364	359
4.688%, 05/15/2029 (B)		5,577	5,131
3.875%, 07/26/2033		471	375
3.348%, 02/09/2031 (B)		605	485
FEL Energy VI Sarl
5.750%, 12/01/2040 (B)		281	215
Mexican Bonos
10.000%, 12/05/2024	MXN	173,333	8,977
8.500%, 05/31/2029		119,482	6,011
8.500%, 11/18/2038		259,923	12,959
8.000%, 11/07/2047		91,207	4,256
7.750%, 05/29/2031		462,925	22,281
7.750%, 11/13/2042		182,264	8,343
7.500%, 06/03/2027		247,313	11,936
6.500%, 06/09/2022		186,400	9,445
5.750%, 03/05/2026		47,634	2,175
5.750%, 03/05/2026		15,962	729
Mexican Bonos, Ser M20
8.000%, 12/07/2023		67,600	3,378
Mexican Udibonos
4.500%, 12/04/2025		211,022	10,863

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.000%, 11/30/2028	MXN	141,396	$7,206
3.500%, 11/16/2023		266,312	13,412
Mexico City Airport Trust
5.500%, 07/31/2047 (B)		$1,068	812
Mexico Government International Bond
5.000%, 04/27/2051		1,116	1,014
4.750%, 04/27/2032		152	153
4.600%, 02/10/2048		578	497
4.350%, 01/15/2047		564	469
4.280%, 08/14/2041		2,104	1,792
3.750%, 04/19/2071		1,095	771
3.500%, 02/12/2034		2,972	2,608
2.659%, 05/24/2031		3,288	2,839
2.375%, 02/11/2030	EUR	820	801
2.250%, 08/12/2036		608	507
Mexico Government International Bond MTN
6.050%, 01/11/2040		$859	898
5.750%, 10/12/2110		3,850	3,524
Minera Mexico
4.500%, 01/26/2050 (B)		870	726
Petroleos Mexicanos
7.690%, 01/23/2050 (B)		2,359	1,834
7.690%, 01/23/2050		5,688	4,422
6.840%, 01/23/2030 (B)		534	481
6.700%, 02/16/2032 (B)		2,331	2,014
6.700%, 02/16/2032		10,623	9,177
6.625%, 06/15/2035		8,195	6,621
6.625%, 06/15/2038		205	157
6.500%, 01/23/2029 (B)		1,111	1,008
6.500%, 06/02/2041		2,783	2,037
6.375%, 01/23/2045		1,611	1,146
5.950%, 01/28/2031		1,757	1,470
5.950%, 01/28/2031 (B)		727	608
5.350%, 02/12/2028 (B)		576	508
Petroleos Mexicanos MTN
6.750%, 09/21/2047		2,723	1,958
6.750%, 09/21/2047		440	316
Poinsettia Finance
6.625%, 06/17/2031		7,220	6,841
			198,158

Mongolia — 0.3%
Development Bank of Mongolia LLC
7.250%, 10/23/2023 (B)		1,149	1,120
Mongolia Government International Bond
5.125%, 04/07/2026		546	506
4.450%, 07/07/2031		200	164
3.500%, 07/07/2027		2,155	1,831

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
Mongolia Government International Bond MTN
8.750%, 03/09/2024	$2,896	$2,965
		6,586

Morocco — 0.1%
Morocco Government International Bond
5.500%, 12/11/2042	260	220
4.000%, 12/15/2050	1,029	714
3.000%, 12/15/2032	1,942	1,517
OCP
3.750%, 06/23/2031 (B)	203	168
		2,619

Mozambique — 0.0%
Mozambique International Bond
5.000%, 9.000%, 09/15/2023, 09/15/2031 (D)	400	332
5.000%, 9.000%, 09/15/2023, 09/15/2031 (B)(D)	355	294
		626

Nigeria — 1.0%
IHS Netherlands Holdco BV
8.000%, 09/18/2027 (B)	399	385
Nigeria Government International Bond
9.248%, 01/21/2049	524	427
8.747%, 01/21/2031	303	264
7.875%, 02/16/2032	5,571	4,540
7.696%, 02/23/2038 (B)	852	638
Nigeria Government International Bond MTN
8.375%, 03/24/2029 (B)	4,144	3,692
8.375%, 03/24/2029	379	338
8.250%, 09/28/2051 (B)	4,133	3,079
7.625%, 11/28/2047 (B)(C)	1,380	994
7.375%, 09/28/2033	3,645	2,880
7.375%, 09/28/2033 (B)	1,092	863
6.500%, 11/28/2027 (B)	610	524
6.500%, 11/28/2027	70	60
6.125%, 09/28/2028	1,161	948
		19,632

Oman — 1.1%
Oman Government International Bond
7.000%, 01/25/2051	1,349	1,289
7.000%, 01/25/2051 (B)	642	613
6.750%, 10/28/2027	5,131	5,415
6.750%, 01/17/2048	4,735	4,421
6.750%, 01/17/2048 (B)	2,188	2,043
6.500%, 03/08/2047 (B)(C)	1,656	1,509
6.500%, 03/08/2047	300	274
6.250%, 01/25/2031	1,965	2,021
6.250%, 01/25/2031 (B)	1,076	1,106

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.750%, 06/15/2026	$1,402	$1,376
Oman Government International Bond MTN (B)
6.000%, 08/01/2029	784	797
4.875%, 02/01/2025	632	632
		21,496

Pakistan — 0.4%
Pakistan Government International Bond
8.250%, 09/30/2025 (B)	335	255
7.875%, 03/31/2036	285	181
6.875%, 12/05/2027	1,455	1,082
6.875%, 12/05/2027 (B)	1,073	798
Pakistan Government International Bond MTN
8.875%, 04/08/2051	470	301
7.375%, 04/08/2031	4,223	2,851
6.000%, 04/08/2026 (B)	2,006	1,490
		6,958

Panama — 1.1%
Aeropuerto Internacional de Tocumen
5.125%, 08/11/2061 (B)	469	393
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (B)	639	585
Banco Nacional de Panama
2.500%, 08/11/2030 (B)	1,160	952
Cable Onda
4.500%, 01/30/2030 (B)	227	209
Empresa de Transmision Electrica
5.125%, 05/02/2049 (B)	873	777
Panama Bonos del Tesoro
3.362%, 06/30/2031	2,115	1,887
Panama Government International Bond
9.375%, 04/01/2029	870	1,100
8.125%, 04/28/2034	699	951
6.700%, 01/26/2036	400	453
4.500%, 04/16/2050	2,586	2,270
4.500%, 04/01/2056	2,161	1,851
4.500%, 01/19/2063	2,266	1,901
4.300%, 04/29/2053	360	305
3.870%, 07/23/2060	2,776	2,124
3.750%, 03/16/2025	1,420	1,423
3.298%, 01/19/2033	1,885	1,681
2.252%, 09/29/2032	4,135	3,385
		22,247

Papua New Guinea — 0.0%
Papua New Guinea Government International Bond
8.375%, 10/04/2028	850	735

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Paraguay — 0.4%
Bioceanico Sovereign Certificate Ltd
2.501%, 06/05/2034 (E)		$2,520	$1,701
Paraguay Government International Bond
6.100%, 08/11/2044		1,980	1,888
5.600%, 03/13/2048		213	185
5.400%, 03/30/2050		946	807
4.950%, 04/28/2031		1,086	1,057
3.849%, 06/28/2033		200	176
2.739%, 01/29/2033		1,410	1,129
			6,943

Peru — 3.4%
ABY Transmission Sur
6.875%, 04/30/2043 (B)		310	366
Fondo MIVIVIENDA
7.000%, 02/14/2024 (B)	PEN	5,422	1,460
Inkia Energy
5.875%, 11/09/2027 (B)		$487	451
Kallpa Generacion
4.875%, 05/24/2026 (B)		398	389
Kallpa Generacion SA
4.125%, 08/16/2027 (B)		1,197	1,121
Peru Government Bond
6.950%, 08/12/2031	PEN	4,515	1,177
6.350%, 08/12/2028		3,220	835
6.150%, 08/12/2032		25,497	6,191
5.940%, 02/12/2029		5,721	1,438
5.400%, 08/12/2034		11,192	2,479
5.350%, 08/12/2040		959	197
5.200%, 09/12/2023		1,204	324
Peruvian Government International Bond
8.750%, 11/21/2033		$540	715
8.200%, 08/12/2026	PEN	18	5
8.200%, 08/12/2026		6,280	1,802
6.950%, 08/12/2031		30,735	8,010
6.950%, 08/12/2031		724	189
6.900%, 08/12/2037		9,608	2,389
6.850%, 02/12/2042		882	213
6.350%, 08/12/2028		13,329	3,457
5.940%, 02/12/2029		15,595	3,921
5.700%, 08/12/2024 (B)		6,317	1,705
5.625%, 11/18/2050		$626	694
5.400%, 08/12/2034	PEN	1,738	385
3.750%, 03/01/2030	EUR	170	190
3.600%, 01/15/2072		$299	222
3.230%, 07/28/2121		3,690	2,494
3.000%, 01/15/2034		1,931	1,661
2.844%, 06/20/2030		255	229
2.783%, 01/23/2031		9,995	8,817
1.950%, 11/17/2036	EUR	1,461	1,224
1.250%, 03/11/2033		3,208	2,742

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Petroleos del Peru
5.625%, 06/19/2047		$7,640	$5,969
5.625%, 06/19/2047 (B)		1,432	1,119
4.750%, 06/19/2032		1,799	1,526
4.750%, 06/19/2032 (B)		1,695	1,438
			67,544

Philippines — 0.6%
Philippine Government International Bond
4.200%, 03/29/2047		1,006	952
3.900%, 11/26/2022	PHP	52,000	965
3.200%, 07/06/2046		$1,110	903
3.000%, 02/01/2028		693	669
1.950%, 01/06/2032		7,171	6,079
1.750%, 04/28/2041	EUR	606	480
1.648%, 06/10/2031		$2,599	2,166
			12,214

Poland — 1.6%
Republic of Poland Government Bond
3.250%, 07/25/2025	PLN	12,260	2,582
2.750%, 04/25/2028		7,185	1,356
2.750%, 10/25/2029		14,848	2,686
2.500%, 04/25/2024		7,644	1,662
2.500%, 07/25/2026		41,340	8,164
2.500%, 07/25/2027		26,287	5,010
1.750%, 04/25/2032		34,360	5,268
1.250%, 10/25/2030		14,833	2,297
0.250%, 10/25/2026		10,380	1,837
			30,862

Qatar — 1.3%
Qatar Energy
3.300%, 07/12/2051 (B)		$382	314
3.125%, 07/12/2041 (B)		466	390
2.250%, 07/12/2031 (B)		973	863
2.250%, 07/12/2031		3,850	3,414
Qatar Government International Bond
6.400%, 01/20/2040 (B)		674	842
5.103%, 04/23/2048		1,583	1,767
5.103%, 04/23/2048 (B)		3,328	3,715
4.817%, 03/14/2049		4,678	5,034
4.817%, 03/14/2049 (B)		333	358
4.400%, 04/16/2050		2,129	2,165
4.400%, 04/16/2050 (B)		2,116	2,152
3.750%, 04/16/2030		4,548	4,652
3.750%, 04/16/2030 (B)		770	788
			26,454

Romania — 1.8%
Romania Government Bond
6.700%, 02/25/2032	RON	2,500	499
5.850%, 04/26/2023		2,330	499
5.000%, 02/12/2029		11,435	2,111

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.850%, 07/25/2029	RON	4,155	$752
4.750%, 10/11/2034		3,575	578
4.400%, 09/25/2023		970	201
4.250%, 06/28/2023		3,930	824
4.150%, 01/26/2028		5,910	1,072
4.150%, 10/24/2030		4,200	710
4.000%, 10/25/2023		4,865	1,002
3.650%, 07/28/2025		16,080	3,088
3.650%, 09/24/2031		7,895	1,243
3.250%, 06/24/2026		4,730	867
Romanian Government International Bond
5.250%, 11/25/2027 (B)		$1,014	1,023
4.000%, 02/14/2051		2,232	1,713
3.625%, 03/27/2032 (B)		1,752	1,498
3.000%, 02/27/2027 (B)		1,004	924
2.750%, 04/14/2041 (B)	EUR	3,743	2,697
2.625%, 12/02/2040 (B)		452	324
2.000%, 04/14/2033 (B)		381	296
Romanian Government International Bond MTN
6.125%, 01/22/2044		$312	316
4.625%, 04/03/2049	EUR	1,126	1,028
4.125%, 03/11/2039		546	481
3.875%, 10/29/2035		1,700	1,521
3.750%, 02/07/2034		2,792	2,534
3.375%, 02/08/2038 (B)		1,496	1,223
3.375%, 01/28/2050		3,177	2,387
3.375%, 01/28/2050 (B)		1,556	1,169
2.875%, 04/13/2042 (B)		773	557
2.875%, 04/13/2042		746	537
2.500%, 02/08/2030 (B)		935	851
2.125%, 03/07/2028		594	559
2.124%, 07/16/2031		166	140
2.000%, 01/28/2032		206	168
2.000%, 04/14/2033		1,147	890
			36,282

Russia — 0.4%
Gazprom PJSC Via Gaz Capital
4.950%, 02/06/2028 (B)		$684	205
Gazprom PJSC via Gaz Finance
4.599%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.264% (A)(B)(C)(F)		1,233	191
Russian Federal Bond - OFZ
8.500%, 09/17/2031 (G)	RUB	148,472	147
8.150%, 02/03/2027 (G)		1,048,775	1,040
7.950%, 10/07/2026 (G)		289,831	288
7.750%, 09/16/2026 (G)		214,105	212
7.700%, 03/23/2033 (G)		115,299	114
7.700%, 03/16/2039 (G)		142,850	142
7.650%, 04/10/2030 (G)		12,078	12
7.250%, 05/10/2034 (G)		228,246	226

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.050%, 01/19/2028 (G)	RUB	1,035,010	$1,027
7.000%, 08/16/2023 (G)		52,160	52
7.000%, 07/30/2036 (G)		127,961	127
6.900%, 05/23/2029 (G)		184,016	183
6.900%, 07/23/2031 (G)		503,017	499
6.700%, 03/14/2029 (G)		590,667	586
6.100%, 07/18/2035 (G)		84,790	84
6.000%, 10/06/2027 (G)		95,220	94
4.500%, 07/16/2025 (G)		959,165	952
Russian Federal Inflation Linked Bond
2.500%, 07/17/2030 (G)		30,885	35
Russian Foreign Bond - Eurobond
5.250%, 06/23/2047 (G)		$800	144
5.100%, 03/28/2035 (G)		1,600	288
4.375%, 03/21/2029 (G)		8,200	1,476
Vnesheconombank Via VEB Finance
6.800%, 11/22/2025 (B)		600	12
6.800%, 11/22/2025		240	5
			8,141

Saudi Arabia — 1.4%
EIG Pearl Holdings Sarl (B)
4.387%, 11/30/2046		1,240	1,040
3.545%, 08/31/2036		992	877
Global Sukuk
1.602%, 06/17/2026		4,076	3,774
KSA Sukuk
2.250%, 05/17/2031 (B)		2,576	2,322
Saudi Arabian Oil
1.625%, 11/24/2025		908	851
Saudi Arabian Oil MTN
4.250%, 04/16/2039		1,620	1,564
Saudi Government International Bond MTN
4.625%, 10/04/2047 (B)		3,186	3,124
4.500%, 10/26/2046		2,958	2,858
4.500%, 10/26/2046 (B)		704	680
3.450%, 02/02/2061		1,529	1,221
3.250%, 10/26/2026 (B)		2,158	2,157
3.250%, 10/22/2030		1,914	1,872
3.250%, 10/22/2030 (B)		841	823
3.250%, 11/17/2051 (B)		2,160	1,754
2.250%, 02/02/2033 (B)		2,132	1,866
			26,783

Senegal — 0.2%
Senegal Government International Bond
6.750%, 03/13/2048		1,949	1,503
5.375%, 06/08/2037	EUR	606	497
5.375%, 06/08/2037 (B)		538	441
4.750%, 03/13/2028		1,030	1,015
4.750%, 03/13/2028 (B)		170	168
			3,624

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Serbia — 0.3%
Serbia International Bond
3.125%, 05/15/2027	EUR	451	$439
2.125%, 12/01/2030 (B)		$703	541
2.125%, 12/01/2030		512	394
1.650%, 03/03/2033	EUR	406	306
1.500%, 06/26/2029		2,218	1,847
Serbia International Bond MTN
2.050%, 09/23/2036		1,524	1,114
1.000%, 09/23/2028		437	364
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	31,570	272
4.500%, 01/11/2026		24,780	210
			5,487

South Africa — 5.5%
AngloGold Ashanti Holdings
3.750%, 10/01/2030		$323	279
Bidvest Group
3.625%, 09/23/2026 (B)		528	475
Eskom Holdings SOC
4.314%, 07/23/2027		1,785	1,619
Eskom Holdings SOC MTN
6.350%, 08/10/2028		650	638
Eskom Holdings SOC Ltd
7.125%, 02/11/2025 (B)		4,243	4,040
Eskom Holdings SOC Ltd MTN
8.450%, 08/10/2028 (B)		1,612	1,539
7.500%, 09/15/2033	ZAR	52,500	2,507
6.750%, 08/06/2023		$1,456	1,429
6.750%, 08/06/2023 (B)		1,100	1,080
Republic of South Africa Government International Bond
10.500%, 12/21/2026	ZAR	101,582	7,055
9.000%, 01/31/2040		99,963	5,408
8.875%, 02/28/2035		183,485	10,299
8.750%, 01/31/2044		182,512	9,506
8.750%, 02/28/2048		293,023	15,150
8.500%, 01/31/2037		228,391	12,103
8.250%, 03/31/2032		92,925	5,222
8.000%, 01/31/2030		72,850	4,218
7.300%, 04/20/2052		$2,605	2,451
7.000%, 02/28/2031	ZAR	77,367	4,069
6.500%, 02/28/2041		33,672	1,389
6.300%, 06/22/2048		$570	496
6.250%, 03/31/2036	ZAR	103,805	4,532
5.875%, 09/16/2025		$326	336
5.875%, 06/22/2030		199	197
5.875%, 04/20/2032		2,853	2,708
5.750%, 09/30/2049		6,979	5,637
5.650%, 09/27/2047		899	727
5.000%, 10/12/2046 (C)		475	357
4.850%, 09/27/2027		690	673

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Sasol Financing USA LLC
6.500%, 09/27/2028		$540	$523
5.875%, 03/27/2024		661	663
4.375%, 09/18/2026		532	488
			107,813

Sri Lanka — 0.5%
Sri Lanka Government International Bond
7.850%, 03/14/2029 (G)		2,519	970
7.550%, 03/28/2030 (G)		1,701	655
6.850%, 03/14/2024 (G)		1,445	557
6.825%, 07/18/2026 (B)(G)		1,612	645
6.825%, 07/18/2026 (G)		800	320
6.750%, 04/18/2028 (G)		3,680	1,417
6.750%, 04/18/2028 (B)(G)		7,034	2,708
6.350%, 06/28/2024 (G)		1,840	710
6.200%, 05/11/2027 (G)		3,486	1,343
5.750%, 04/18/2023 (G)		1,124	437
			9,762

Supranational — 0.8%
Africa Finance
2.875%, 04/28/2028 (B)		2,555	2,271
African Export-Import Bank
3.798%, 05/17/2031 (B)		301	264
African Export-Import Bank MTN
3.994%, 09/21/2029 (B)		543	493
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (B)		1,274	1,241
4.700%, 10/22/2031 (B)		934	858
4.700%, 10/22/2031		430	395
Inter-American Development Bank MTN
7.875%, 03/14/2023	IDR	134,700,000	9,451
			14,973

Taiwan — 0.1%
TSMC Arizona
4.250%, 04/22/2032		$631	632
3.250%, 10/25/2051		220	179
2.500%, 10/25/2031		254	221
			1,032

Thailand — 2.5%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	103
4.875%, 06/22/2029		15,000	501
3.775%, 06/25/2032		300,593	9,427
3.650%, 06/20/2031		62,000	1,932
3.625%, 06/16/2023		34,000	1,022
3.400%, 06/17/2036		268,387	7,969
3.300%, 06/17/2038		138,279	3,935
2.875%, 12/17/2028		89,650	2,669
2.875%, 06/17/2046		4,865	117
2.400%, 12/17/2023		167,000	4,967

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
2.125%, 12/17/2026	THB	13,087	$382
2.000%, 12/17/2031		81,008	2,199
2.000%, 06/17/2042		119,849	2,709
1.600%, 12/17/2029		15,000	406
1.600%, 06/17/2035		51,336	1,253
1.585%, 12/17/2035		92,839	2,237
1.450%, 12/17/2024		124,000	3,593
1.250%, 03/12/2028		79,365	2,571
1.000%, 06/17/2027		50,000	1,368
			49,360

Trinidad & Tobago — 0.0%
Trinidad & Tobago Government International Bond
4.375%, 01/16/2024		$217	214

Tunisia — 0.3%
Tunisian Republic
6.750%, 10/31/2023 (B)	EUR	469	352
6.375%, 07/15/2026 (B)		2,441	1,507
6.375%, 07/15/2026		962	594
5.750%, 01/30/2025		$628	372
5.750%, 01/30/2025 (B)		194	115
5.625%, 02/17/2024	EUR	4,642	3,051
			5,991

Turkey — 1.7%
Aydem Yenilenebilir Enerji
7.750%, 02/02/2027 (B)		$972	751
Export Credit Bank of Turkey (B)
8.250%, 01/24/2024		327	325
6.125%, 05/03/2024		831	791
5.375%, 10/24/2023		1,487	1,437
Hazine Mustesarligi Varlik Kiralama
7.250%, 02/24/2027 (B)		4,657	4,488
Turkey Government Bond
1.500%, 06/18/2025	TRY	20,575	3,635
Turkey Government International Bond
7.250%, 12/23/2023 (C)		$2,958	2,958
6.875%, 03/17/2036		1,313	1,076
6.375%, 10/14/2025		409	380
6.350%, 08/10/2024		2,552	2,449
6.125%, 10/24/2028		1,486	1,281
6.000%, 01/14/2041		1,091	788
5.950%, 01/15/2031		2,328	1,880
5.750%, 03/22/2024		145	139
5.125%, 02/17/2028		2,826	2,348
4.875%, 10/09/2026		847	727
4.875%, 04/16/2043		4,161	2,693
4.750%, 01/26/2026		2,751	2,407
3.250%, 03/23/2023		1,359	1,327
Turkiye Sise ve Cam Fabrikalari AS
6.950%, 03/14/2026 (B)		725	673

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Turkiye Vakiflar Bankasi TAO
6.500%, 01/08/2026 (B)		$570	$511
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (B)		632	596
			33,660

Uganda — 0.2%
Republic of Uganda Government Bonds
17.000%, 04/03/2031	UGX	3,335,700	1,017
16.375%, 03/04/2032		1,370,600	408
14.250%, 06/22/2034		6,363,100	1,660
			3,085

Ukraine — 0.7%
NAK Naftogaz Ukraine via Kondor Finance
7.625%, 11/08/2026 (B)		$1,334	416
7.125%, 07/19/2024	EUR	970	344
NPC Ukrenergo
6.875%, 11/09/2026 (B)		$1,699	578
6.875%, 11/09/2026		400	136
State Agency of Roads of Ukraine
6.250%, 06/24/2028		2,299	756
6.250%, 06/24/2028 (B)		554	182
Ukraine Government Bond
15.840%, 02/26/2025	UAH	92,615	1,589
Ukraine Government International Bond
7.750%, 09/01/2025 (B)		$3,051	1,159
7.750%, 09/01/2026 (B)		3,030	1,166
7.750%, 09/01/2026		1,155	445
7.750%, 09/01/2027		2,093	802
7.375%, 09/25/2032		2,142	769
7.253%, 03/15/2033		864	311
6.876%, 05/21/2029		6,692	2,409
6.876%, 05/21/2029 (B)		423	152
6.750%, 06/20/2026	EUR	1,790	694
1.258%, 05/31/2040 (A)(B)		$3,182	1,183
1.258%, 05/31/2040 (A)		800	298
			13,389

United Arab Emirates — 1.7%
Abu Dhabi Crude Oil Pipeline LLC (B)
4.600%, 11/02/2047		2,286	2,230
3.650%, 11/02/2029		923	903
Abu Dhabi Government International Bond
4.125%, 10/11/2047 (B)		863	846
Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050 (B)		1,107	1,046
3.875%, 04/16/2050		628	593
3.000%, 09/15/2051		970	788
3.000%, 09/15/2051 (B)		764	621
2.500%, 04/16/2025		2,821	2,777
1.700%, 03/02/2031		1,640	1,427
1.625%, 06/02/2028		1,810	1,651

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
DAE Funding LLC
3.375%, 03/20/2028 (B)		$850	$759
DP World MTN (B)
6.850%, 07/02/2037		245	266
5.625%, 09/25/2048		648	617
4.700%, 09/30/2049		215	180
DP World Crescent MTN
4.848%, 09/26/2028		725	732
DP World Salaam
6.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.750% (A)(F)		4,046	4,066
Emirate of Dubai Government International Bonds MTN
5.250%, 01/30/2043		670	636
Finance Department Government of Sharjah MTN (B)
4.000%, 07/28/2050		1,319	935
3.625%, 03/10/2033		1,257	1,091
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040		5,898	4,985
2.940%, 09/30/2040 (B)		884	747
2.625%, 03/31/2036 (B)		827	692
2.160%, 03/31/2034		2,116	1,853
MDGH GMTN RSC MTN
4.500%, 11/07/2028 (B)		796	827
3.950%, 05/21/2050		338	309
Sharjah Sukuk Program MTN
3.854%, 04/03/2026		1,037	1,031
			32,608

United Kingdom — 0.0%
Standard Chartered Bank MTN
8.250%, 05/18/2029 (B)	IDR	3,251,000	239

United States — 0.6%
JPMorgan Chase Bank MTN (B)
8.375%, 04/19/2039		1,563,000	114
7.500%, 06/15/2035		48,361,000	3,325
7.000%, 09/18/2030 (A)		117,660,000	8,051
Sagicor Financial
5.300%, 05/13/2028 (B)		$712	683
			12,173

Uruguay — 0.5%
Uruguay Government International Bond
8.250%, 05/21/2031	UYU	19,962	438
5.100%, 06/18/2050		$260	276
4.975%, 04/20/2055		2,621	2,742
4.375%, 01/23/2031		5,738	5,983
			9,439

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Uzbekistan — 0.2%
Republic of Uzbekistan International Bond
3.900%, 10/19/2031		$774	$613
Republic of Uzbekistan International Bond MTN
5.375%, 02/20/2029		1,819	1,718
3.700%, 11/25/2030		301	245
Uzauto Motors AJ
4.850%, 05/04/2026 (B)		1,269	1,066
Uzbekneftegaz JSC
4.750%, 11/16/2028 (B)		1,187	949
			4,591

Venezuela — 0.3%
Petroleos de Venezuela
9.750%, 05/17/2035 (G)		3,202	164
6.000%, 05/16/2024 (G)		16,821	841
6.000%, 05/16/2024 (G)		7,900	395
6.000%, 05/16/2024 (G)		1,777	89
6.000%, 11/15/2026 (G)		24,577	1,290
5.500%, 04/12/2037 (G)		1,620	81
5.375%, 04/12/2027 (G)		7,825	421
Venezuela Government International Bond
9.250%, 09/15/2027 (G)		3,400	298
9.250%, 05/07/2028 (G)		4,965	434
8.250%, 10/13/2024 (G)		4,151	353
7.750%, 10/13/2019 (G)		7,816	625
			4,991

Vietnam — 0.1%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029 (B)		1,594	1,387

Zambia — 1.0%
First Quantum Minerals (B)
7.500%, 04/01/2025		528	532
6.875%, 03/01/2026		531	533
6.875%, 10/15/2027		928	926
Zambia Government Bond
13.000%, 08/29/2026	ZMW	2,040	80
13.000%, 12/18/2027		8,370	302
13.000%, 01/25/2031		26,933	851
11.000%, 01/25/2026		27,670	1,077
11.000%, 06/28/2026		118,640	4,424
10.000%, 06/28/2024		99,750	4,579
Zambia Government International Bond
8.970%, 07/30/2027 (G)		$3,476	2,410
5.375%, 09/20/2022 (G)		3,663	2,425

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.375%, 09/20/2022 (B)(G)	$1,822	$1,206
		19,345

Total Global Bonds
(Cost $2,239,794) ($ Thousands)		1,868,199

U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
0.634%, 07/21/2022 (H)	6,278	6,271

Total U.S. Treasury Obligation
(Cost $6,273) ($ Thousands)		6,271

	Shares
AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P.
0.760% **†(I)	8,686,208	8,687

Total Affiliated Partnership
(Cost $8,687) ($ Thousands)		8,687

Total Investments in Securities — 95.4%
(Cost $2,254,754) ($ Thousands)		$1,883,157

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Korea 3-Year Bond	33	Jun-2022	$2,875	$2,812	$(13)
R186 Bond Future	767	Aug-2022	5,543	5,362	5
R2030 Bond Future	660	Aug-2022	3,917	3,810	24
R2032 Bond Future	1,244	Aug-2022	7,413	7,185	(66)
R2035 Bond Future	1,668	Aug-2022	10,066	9,715	(13)
R2037 Bond Future	1,951	Aug-2022	10,723	10,283	(79)
R213 Bond Future	605	Aug-2022	3,396	3,291	(31)
U.S. 2-Year Treasury Note	49	Oct-2022	10,351	10,344	(7)
U.S. 5-Year Treasury Note	54	Oct-2022	6,123	6,099	(24)
U.S. 10-Year Treasury Note	123	Sep-2022	14,787	14,693	(94)
U.S. Ultra Long Treasury Bond	58	Sep-2022	9,234	9,033	(201)
			84,428	82,627	(499)
Short Contracts
Euro-BOBL	(52)	Jun-2022	$(7,587)	$(7,046)	$302
Euro-Bund	(104)	Jun-2022	(18,981)	(16,886)	1,509
Euro-BUXL	(50)	Jun-2022	(11,058)	(8,688)	2,046
Korea 10-Year Bond	(21)	Jun-2022	(1,931)	(1,935)	(5)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
U.S. Long Treasury Bond	(11)	Sep-2022	$(1,549)	$(1,534)	$15
			(41,106)	(36,089)	3,867
			$43,322	$46,538	$3,368

A list of the open forward foreign currency contracts held by the Fund at May 31, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/03/22	USD	1,312	ILS	4,421	$16
Barclays PLC	06/15/22	EUR	8,460	USD	9,097	28
Barclays PLC	06/03/22 - 09/21/22	EUR	14,627	USD	15,630	(92)
Barclays PLC	06/15/22	USD	681	THB	22,538	(22)
Barclays PLC	06/15/22	USD	2,825	EUR	2,675	42
Barclays PLC	06/15/22	USD	3,079	TRY	50,233	(61)
Barclays PLC	06/15/22	USD	4,349	IDR	62,557,035	(54)
Barclays PLC	06/15/22	USD	6,833	CZK	158,368	16
Barclays PLC	06/15/22	MXN	7,470	USD	374	(4)
Barclays PLC	06/15/22	USD	9,792	HUF	3,430,930	(548)
Barclays PLC	06/15/22	USD	10,374	ZAR	158,398	(227)
Barclays PLC	09/21/22	USD	3,369	RON	15,827	1
Barclays PLC	06/15/22 - 09/21/22	USD	12,678	RON	58,793	(28)
Barclays PLC	06/15/22	ZAR	20,340	USD	1,385	82
Barclays PLC	06/15/22	CNY	62,223	USD	9,780	441
Barclays PLC	06/15/22	CZK	262,900	USD	11,551	182
Barclays PLC	06/15/22	CZK	64,391	USD	2,693	(91)
Barclays PLC	06/15/22	CLP	671,258	USD	800	(14)
Barclays PLC	09/21/22	EUR	776	RON	3,934	1
Barclays PLC	09/21/22	TRY	25,140	USD	1,378	23
BMO Capital	06/15/22	CZK	43,640	USD	1,819	(69)
BNP Paribas	06/15/22	IDR	39,611,453	USD	2,701	(19)
Brown Brothers Harriman	06/15/22	USD	2,438	EUR	2,189	(92)
Brown Brothers Harriman	06/15/22	PLN	4,796	USD	1,132	12
Brown Brothers Harriman	06/15/22	MXN	101,880	USD	4,971	(183)
Citigroup	06/02/22	USD	1,465	KRW	1,860,817	39
Citigroup	06/02/22	BRL	3,160	USD	631	(36)
Citigroup	06/02/22	USD	13,507	BRL	68,238	893
Citigroup	06/02/22	KRW	1,873,551	USD	1,475	(39)
Citigroup	06/03/22 - 06/15/22	USD	5,853	CLP	4,965,117	175
Citigroup	06/15/22	USD	1,338	CLP	1,092,530	(14)
Citigroup	06/03/22 - 06/07/22	EUR	22,785	USD	24,024	(391)
Citigroup	06/10/22 - 09/21/22	THB	336,384	USD	9,867	32
Citigroup	06/13/22 - 09/21/22	THB	91,417	USD	2,660	(13)
Citigroup	06/15/22	USD	685	INR	52,670	(8)
Citigroup	06/15/22	SGD	710	USD	520	2
Citigroup	06/15/22	USD	1,462	UAH	42,578	(22)
Citigroup	06/15/22	USD	6,506	COP	26,606,352	536
Citigroup	06/15/22	EUR	6,756	PLN	31,706	159
Citigroup	06/15/22	USD	7,726	MXN	155,147	124
Citigroup	06/15/22 - 09/21/22	PEN	8,267	USD	2,209	(24)
Citigroup	06/15/22	USD	4,840	ZAR	76,020	31

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	06/15/22	USD	4,219	ZAR	63,811	$(131)
Citigroup	05/17/23	USD	4,099	EGP	90,037	75
Citigroup	06/15/22 - 09/21/22	USD	5,227	EGP	93,390	(257)
Citigroup	06/15/22	USD	13,325	SGD	18,090	(128)
Citigroup	08/29/22 - 09/21/22	USD	3,474	IDR	51,112,113	27
Citigroup	06/15/22 - 09/21/22	USD	11,048	IDR	159,699,753	(94)
Citigroup	06/15/22	PLN	7,960	USD	1,878	20
Citigroup	06/15/22	PLN	6,667	USD	1,538	(19)
Citigroup	07/05/22	USD	1,858	EUR	1,760	30
Citigroup	06/15/22	USD	18,556	EUR	16,821	(524)
Citigroup	06/15/22	USD	15,871	PLN	71,613	846
Citigroup	06/15/22 - 09/21/22	USD	7,689	PLN	33,240	(28)
Citigroup	06/15/22	CZK	34,794	EUR	1,397	(7)
Citigroup	06/15/22 - 09/21/22	USD	35,563	THB	1,187,013	(825)
Citigroup	06/15/22	UAH	42,578	USD	1,142	(298)
Citigroup	06/15/22	PLN	44,322	EUR	9,376	(296)
Citigroup	06/15/22 - 09/21/22	CNY	65,679	USD	10,070	217
Citigroup	06/15/22	CNY	3,270	USD	491	—
Citigroup	06/15/22	ZAR	22,982	USD	1,563	90
Citigroup	06/15/22	ZAR	74,276	USD	4,740	(19)
Citigroup	06/15/22	EGP	150,043	USD	9,240	1,209
Citigroup	06/15/22	MXN	171,645	USD	8,409	(276)
Citigroup	06/15/22	CLP	675,584	USD	806	(12)
Citigroup	06/15/22	HUF	4,095,879	USD	11,514	477
Citigroup	06/15/22	UGX	28,809,294	USD	7,792	175
Citigroup	06/15/22	COP	58,377,965	USD	15,253	(198)
Citigroup	06/15/22	IDR	74,464,168	USD	5,131	18
Citigroup	06/15/22 - 07/26/22	IDR	79,426,145	USD	5,430	(23)
Citigroup	06/30/22 - 09/21/22	EUR	2,239	RON	11,413	36
Citigroup	06/30/22	RON	5,280	EUR	1,041	(23)
Citigroup	07/06/22 - 08/31/22	EUR	4,205	HUF	1,663,915	(74)
Citigroup	12/21/22	USD	3,285	GHS	27,365	29
Deutsche Bank	06/03/22	EUR	1,525	USD	1,606	(28)
Deutsche Bank	06/03/22	USD	1,605	ILS	5,403	17
Deutsche Bank	06/03/22	USD	6,926	EUR	6,586	130
Deutsche Bank	09/21/22	RON	1,804	EUR	355	(2)
Goldman Sachs	06/02/22 - 08/02/22	USD	37,934	BRL	185,355	834
Goldman Sachs	09/02/22	BRL	9,010	USD	1,852	1
Goldman Sachs	06/02/22 - 09/02/22	BRL	150,110	USD	30,601	(1,058)
Goldman Sachs	06/03/22 - 06/15/22	USD	7,212	COP	28,890,055	437
Goldman Sachs	06/15/22	USD	1,608	COP	6,004,671	(19)
Goldman Sachs	06/03/22 - 06/15/22	USD	16,303	MXN	330,996	454
Goldman Sachs	06/06/22 - 06/15/22	USD	8,300	ZAR	131,136	110
Goldman Sachs	06/15/22	USD	12,796	ZAR	195,294	(285)
Goldman Sachs	06/15/22	USD	1,606	CLP	1,266,128	(71)
Goldman Sachs	06/15/22	EUR	2,921	CZK	72,681	12
Goldman Sachs	06/15/22	USD	3,105	UAH	90,478	(44)
Goldman Sachs	06/15/22 - 09/21/22	USD	3,189	EGP	59,306	(43)
Goldman Sachs	06/15/22	USD	3,388	CZK	79,172	36
Goldman Sachs	06/15/22	PEN	3,390	USD	892	(27)
Goldman Sachs	06/15/22	USD	1,525	TRY	25,473	5

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	06/15/22	USD	2,926	TRY	47,860	$(51)
Goldman Sachs	06/15/22	EUR	1,860	USD	2,050	57
Goldman Sachs	06/15/22	EUR	3,106	USD	3,280	(50)
Goldman Sachs	06/15/22	EUR	6,858	PLN	32,355	202
Goldman Sachs	06/15/22	USD	8,111	EUR	7,685	128
Goldman Sachs	06/15/22	USD	8,554	HUF	2,984,250	(512)
Goldman Sachs	09/21/22	USD	4,352	THB	148,294	1
Goldman Sachs	06/15/22	USD	4,615	THB	152,913	(144)
Goldman Sachs	06/15/22	USD	776	PHP	40,950	4
Goldman Sachs	06/15/22	USD	10,452	PHP	546,874	(30)
Goldman Sachs	06/15/22	PLN	16,192	EUR	3,464	(67)
Goldman Sachs	09/21/22	USD	5,594	IDR	81,835,346	11
Goldman Sachs	06/15/22	USD	20,117	IDR	289,036,021	(272)
Goldman Sachs	06/15/22	PLN	2,800	USD	655	2
Goldman Sachs	06/15/22	PLN	26,087	USD	6,037	(53)
Goldman Sachs	06/15/22	MXN	33,470	USD	1,645	(48)
Goldman Sachs	06/15/22	CZK	70,625	EUR	2,860	12
Goldman Sachs	06/15/22	UAH	90,478	USD	2,123	(937)
Goldman Sachs	06/15/22	ZAR	71,967	USD	4,736	125
Goldman Sachs	06/15/22	ZAR	30,371	USD	1,914	(31)
Goldman Sachs	06/15/22	CZK	184,989	USD	7,710	(290)
Goldman Sachs	06/15/22 - 09/21/22	TRY	224,838	USD	14,096	767
Goldman Sachs	06/15/22	MXN	439,747	USD	21,480	(769)
Goldman Sachs	06/15/22	THB	148,294	USD	4,342	6
Goldman Sachs	06/15/22 - 06/23/22	THB	407,093	USD	11,801	(101)
Goldman Sachs	06/15/22	INR	774,806	USD	10,041	75
Goldman Sachs	06/15/22	HUF	1,044,640	USD	2,991	176
Goldman Sachs	06/15/22	CLP	1,276,397	USD	1,556	9
Goldman Sachs	06/15/22	CLP	106,985	USD	128	(2)
Goldman Sachs	09/21/22	PHP	546,874	USD	10,350	33
Goldman Sachs	06/15/22	PHP	1,086,064	USD	20,612	(87)
Goldman Sachs	06/15/22	COP	2,172,589	USD	579	4
Goldman Sachs	06/15/22	COP	13,293,859	USD	3,356	(162)
Goldman Sachs	06/15/22	IDR	47,244,036	USD	3,240	(3)
Goldman Sachs	06/30/22	RON	6,034	EUR	1,199	(16)
Goldman Sachs	06/30/22 - 09/21/22	EUR	6,086	RON	30,749	63
Goldman Sachs	07/06/22	EUR	1,383	HUF	531,650	(56)
Goldman Sachs	07/06/22	HUF	1,180,809	EUR	3,092	145
Goldman Sachs	07/25/22	RUB	143,524	USD	2,007	(59)
Goldman Sachs	07/29/22	EUR	381	RSD	45,172	4
Goldman Sachs	08/08/22	USD	1,429	VND	33,364,871	7
Goldman Sachs	08/30/22	USD	505	ILS	1,677	1
Goldman Sachs	03/15/23	NGN	259,120	USD	535	(20)
HSBC	06/15/22	USD	1,049	COP	4,222,375	68
HSBC	06/15/22	EUR	2,774	PLN	13,012	64
HSBC	06/15/22	ZAR	19,304	USD	1,287	51
HSBC	06/27/22	USD	445	CNY	2,976	1
HSBC	06/27/22	PHP	191,908	USD	3,658	6
HSBC	07/06/22	EUR	279	HUF	111,304	—

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
HSBC	07/28/22	RON	3,611	EUR	721	$(2)
JPMorgan Chase	06/02/22 - 08/22/22	USD	8,807	BRL	44,856	495
JPMorgan Chase	06/13/22	USD	768	BRL	3,627	(5)
JPMorgan Chase	08/02/22 - 08/22/22	BRL	4,844	USD	1,008	3
JPMorgan Chase	06/02/22 - 08/22/22	BRL	107,652	USD	20,892	(1,778)
JPMorgan Chase	06/03/22	USD	125	ILS	424	2
JPMorgan Chase	06/03/22	USD	3,183	EUR	3,025	57
JPMorgan Chase	07/05/22	USD	1,072	EUR	996	(3)
JPMorgan Chase	06/03/22	USD	2,940	CLP	2,526,698	129
JPMorgan Chase	06/13/22 - 06/15/22	USD	4,691	CLP	3,846,348	(28)
JPMorgan Chase	07/05/22 - 09/06/22	EUR	2,452	USD	2,668	33
JPMorgan Chase	06/03/22 - 07/05/22	EUR	8,776	USD	9,271	(136)
JPMorgan Chase	06/13/22	CLP	6,308,825	USD	7,753	103
JPMorgan Chase	06/03/22 - 06/15/22	CLP	4,990,517	USD	5,793	(266)
JPMorgan Chase	06/03/22 - 06/15/22	COP	78,067,177	USD	19,747	(917)
JPMorgan Chase	06/06/22	USD	1,456	TWD	43,143	32
JPMorgan Chase	09/06/22	USD	16,243	CNY	109,697	161
JPMorgan Chase	06/06/22 - 08/15/22	USD	21,123	CNY	134,892	(872)
JPMorgan Chase	06/06/22	TWD	43,499	USD	1,476	(24)
JPMorgan Chase	06/13/22 - 08/15/22	CNY	64,595	USD	10,091	396
JPMorgan Chase	06/06/22 - 08/15/22	CNY	173,263	USD	25,724	(263)
JPMorgan Chase	06/10/22 - 06/23/22	THB	114,588	USD	3,440	88
JPMorgan Chase	06/23/22	THB	7,929	USD	231	(1)
JPMorgan Chase	06/15/22	USD	131	PEN	493	2
JPMorgan Chase	06/13/22	USD	1,574	PEN	5,734	(19)
JPMorgan Chase	06/13/22	USD	2,468	TRY	37,607	(203)
JPMorgan Chase	06/13/22 - 06/15/22	USD	2,592	COP	10,086,021	78
JPMorgan Chase	06/13/22 - 06/15/22	USD	11,753	CZK	279,286	325
JPMorgan Chase	06/13/22 - 08/22/22	USD	16,346	KRW	20,917,932	528
JPMorgan Chase	06/13/22 - 06/15/22	PEN	25,063	USD	6,566	(227)
JPMorgan Chase	06/13/22	TRY	37,607	USD	2,292	27
JPMorgan Chase	07/18/22	PHP	5,414	USD	103	—
JPMorgan Chase	06/13/22	PHP	80,439	USD	1,526	(8)
JPMorgan Chase	06/13/22	KRW	1,848,253	USD	1,451	(42)
JPMorgan Chase	06/13/22 - 06/30/22	IDR	376,906,574	USD	25,710	(175)
JPMorgan Chase	06/14/22	USD	5,417	HUF	2,013,977	11
JPMorgan Chase	06/14/22 - 07/18/22	USD	6,682	HUF	2,331,086	(408)
JPMorgan Chase	06/14/22 - 07/18/22	HUF	151,541	USD	441	33
JPMorgan Chase	06/15/22	EUR	424	PLN	2,001	12
JPMorgan Chase	06/15/22 - 08/16/22	USD	1,058	RON	4,921	6
JPMorgan Chase	06/15/22 - 08/29/22	USD	894	IDR	13,059,082	2
JPMorgan Chase	06/15/22	USD	648	IDR	9,295,070	(10)
JPMorgan Chase	06/15/22	EUR	2,900	CZK	73,004	48
JPMorgan Chase	06/15/22 - 06/21/22	USD	6,202	THB	206,872	(153)
JPMorgan Chase	06/15/22	USD	8,408	SGD	11,424	(74)
JPMorgan Chase	06/15/22	RON	23,905	USD	5,109	(62)
JPMorgan Chase	06/15/22 - 09/21/22	USD	18,397	ZAR	291,519	189
JPMorgan Chase	06/15/22 - 08/15/22	USD	6,168	ZAR	94,088	(163)
JPMorgan Chase	06/15/22	CZK	25,688	EUR	1,027	(10)
JPMorgan Chase	06/15/22 - 08/16/22	USD	40,493	PLN	181,848	1,728
JPMorgan Chase	08/16/22	USD	2,605	PLN	11,198	(13)
JPMorgan Chase	06/15/22 - 08/15/22	MXN	31,246	USD	1,583	3

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	06/15/22 - 09/21/22	MXN	184,377	USD	8,921	$(366)
JPMorgan Chase	06/15/22 - 07/18/22	ZAR	557,251	USD	37,433	1,855
JPMorgan Chase	06/15/22 - 08/15/22	ZAR	28,130	USD	1,755	(44)
JPMorgan Chase	06/30/22	EUR	1,772	RON	8,984	39
JPMorgan Chase	09/21/22	EUR	703	RON	3,555	—
JPMorgan Chase	06/30/22	RON	7,073	EUR	1,409	(15)
JPMorgan Chase	07/05/22 - 07/27/22	USD	3,820	MYR	16,437	(60)
JPMorgan Chase	07/06/22	EUR	5,207	HUF	2,026,474	(142)
JPMorgan Chase	07/06/22	HUF	540,505	EUR	1,398	48
JPMorgan Chase	07/11/22 - 07/20/22	USD	7,618	PHP	396,162	(94)
JPMorgan Chase	07/21/22	USD	–	JPY	–	—
JPMorgan Chase	07/21/22	USD	1,564	EUR	1,475	21
JPMorgan Chase	07/21/22	EUR	12,074	USD	12,998	30
JPMorgan Chase	07/21/22	EUR	11,302	USD	11,948	(189)
JPMorgan Chase	07/21/22	JPY	309,933	USD	2,431	16
JPMorgan Chase	08/15/22	USD	1,412	MXN	28,874	32
JPMorgan Chase	08/15/22	USD	93	MXN	1,840	(1)
JPMorgan Chase	08/16/22	PLN	12,956	USD	2,994	(5)
JPMorgan Chase	09/21/22	USD	296	EGP	5,567	(9)
JPMorgan Chase	12/21/22	USD	1,451	GHS	12,041	7
Merrill Lynch	06/15/22	USD	498	PLN	2,130	(1)
Merrill Lynch	06/15/22	USD	1,786	ZAR	26,840	(67)
Merrill Lynch	06/15/22	ZAR	2,240	USD	137	(6)
Merrill Lynch	06/15/22	PLN	6,260	USD	1,349	(112)
Merrill Lynch	06/15/22	CNY	7,410	USD	1,163	51
Merrill Lynch	06/15/22	USD	9,757	MXN	208,696	802
Merrill Lynch	06/15/22	RON	19,558	USD	4,222	(8)
Merrill Lynch	06/15/22	IDR	56,681,092	USD	3,886	(5)
Merrill Lynch	09/21/22	USD	3,866	IDR	56,681,092	16
Morgan Stanley	06/03/22	USD	4,402	BRL	21,738	185
Morgan Stanley	06/03/22	MXN	88,648	USD	4,327	(169)
Morgan Stanley	06/06/22	CNH	81,651	USD	12,281	58
Morgan Stanley	06/10/22 - 06/23/22	USD	6,398	THB	214,415	(128)
Morgan Stanley	06/10/22	THB	25,290	USD	731	(9)
Morgan Stanley	06/15/22	EUR	1,386	PLN	6,586	51
Morgan Stanley	06/15/22	USD	3,217	MXN	66,793	163
Morgan Stanley	06/15/22	CZK	35,311	EUR	1,435	11
Morgan Stanley	06/27/22	CNY	41,445	USD	6,202	(14)
Morgan Stanley	07/05/22	KRW	1,880,125	USD	1,520	5
Morgan Stanley	07/06/22	EUR	1,422	HUF	533,195	(93)
Morgan Stanley	07/26/22	USD	3,609	IDR	52,002,111	(37)
Morgan Stanley	09/21/22	EGP	30,324	USD	1,539	(22)
Standard Bank	06/02/22	USD	999	BRL	4,700	(7)
Standard Bank	06/02/22	BRL	7,370	USD	1,546	(9)
Standard Bank	06/15/22	USD	1,670	MXN	33,510	25
Standard Bank	06/15/22	USD	1,816	ZMW	33,140	99
Standard Bank	06/15/22	USD	1,952	CLP	1,595,890	(17)
Standard Bank	06/15/22	SGD	700	USD	516	5
Standard Bank	06/15/22	SGD	1,450	USD	1,048	(9)
Standard Bank	06/15/22	PLN	2,860	USD	673	6

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Standard Bank	06/15/22	USD	4,217	MYR	17,690	$(174)
Standard Bank	06/15/22	TRY	7,530	USD	484	31
Standard Bank	06/15/22	USD	7,629	PHP	400,685	7
Standard Bank	06/15/22	ZAR	8,440	USD	574	34
Standard Bank	06/15/22	MXN	10,113	USD	500	(12)
Standard Bank	09/21/22	USD	4,355	THB	148,880	16
Standard Bank	06/15/22 - 09/21/22	USD	7,926	THB	266,971	(103)
Standard Bank	06/17/22 - 06/27/22	USD	8,695	SGD	12,001	60
Standard Bank	06/15/22	USD	4,672	SGD	6,342	(46)
Standard Bank	06/15/22	MYR	20,463	USD	4,729	53
Standard Bank	06/15/22	CNY	22,061	USD	3,398	87
Standard Bank	06/15/22	PEN	73,420	USD	19,596	(301)
Standard Bank	06/15/22	THB	148,229	USD	4,342	8
Standard Bank	06/15/22	THB	168,996	USD	4,923	(18)
Standard Bank	06/15/22	INR	871,880	USD	11,405	190
Standard Bank	06/15/22	CLP	1,077,369	USD	1,299	(7)
Standard Bank	06/15/22	IDR	20,815,960	USD	1,447	18
Standard Bank	07/05/22	USD	506	EUR	480	9
Standard Bank	07/05/22	EUR	13,838	USD	15,255	407
Standard Bank	09/06/22	EUR	22,366	USD	24,078	(9)
Standard Bank	08/10/22	USD	7,547	ZAR	118,431	(7)
Standard Bank	09/21/22	PHP	377,925	USD	7,121	(9)
Standard Bank	12/21/22	USD	1,855	GHS	15,324	—
Standard Bank	05/17/23	NGN	1,189,625	USD	2,419	(64)
Standard Chartered	06/02/22	USD	1,796	BRL	8,576	14
Standard Chartered	06/06/22	USD	1,465	TWD	43,408	32
Standard Chartered	06/06/22	TWD	42,137	USD	1,433	(20)
Standard Chartered	08/24/22	USD	3,343	MYR	14,717	21
Standard Chartered	06/09/22	USD	1,883	MYR	8,188	(12)
Standard Chartered	06/10/22	USD	625	THB	20,915	(14)
Standard Chartered	06/10/22	THB	40,512	USD	1,181	(3)
Standard Chartered	06/15/22	USD	6,453	SGD	8,758	(64)
Standard Chartered	06/30/22	EUR	177	RON	904	5
Standard Chartered	07/26/22	USD	769	IDR	11,292,521	7
Standard Chartered	08/10/22	CNY	81,651	USD	12,216	(5)
State Street	06/15/22	USD	1,618	MXN	33,546	79
State Street	06/15/22	PLN	6,849	EUR	1,438	(57)
State Street	06/15/22	MXN	22,377	USD	1,114	(18)
						$173

A list of open centrally cleared swap agreements held by the Fund at May 31, 2022, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6.745%	28-DAY MXN - TIIE	Monthly	06/23/2022	MXN	49,636	$(1)	$–	$(1)
1.36%	1-DAY CLP - CLOIS	Semi-Annually	06/17/2025	CLP	2,668,591	(500)	–	(500)
1.16%	1-DAY CLP - CLOIS	Semi-Annually	06/23/2025	CLP	3,237,689	(630)	–	(630)
2.26% FIXED	1-DAY CLP - CLOIS	Semi-Annually	03/16/2026	CLP	2,687,914	(483)	–	(483)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
5.815%	28-DAY MXN - TIIE	Monthly	04/06/2026	MXN	41,751	$(200)	$–	$(200)
1-Day MIBID	5.145%	Semi-Annually	08/27/2026	INR	310,000	249	–	249
1-Day MIBID	5.148%	Semi-Annually	09/02/2026	INR	300,000	242	–	242
6-MONTH CZK - PRIBOR	3.33%	Semi-Annually	11/25/2026	CZK	90,930	314	–	314
7.72%	28-DAY MXN - TIIE	Monthly	12/03/2026	MXN	16,200	(28)	–	(28)
8.155%	28-DAY MXN - TIIE	Monthly	12/28/2026	MXN	21,000	(19)	–	(19)
1-DAY BRL - CETIP	10.29%	Annually	01/04/2027	BRL	7,948	127	–	127
1-DAY BRL - CETIP	12.23%	Annually	01/04/2027	BRL	2,222	(5)	–	(5)
1-DAY COP- IBRCOL	6.395%	Quarterly	01/06/2027	COP	460,499	9	–	9
6-MONTH HUF - BUBOR	5.1%	Semi-Annually	01/11/2027	HUF	1,237,291	299	–	299
2.355%	China 7-Day Reverse Repo Rate	Quarterly	01/18/2027	CNY	23,400	(1)	–	(1)
1-DAY COP- IBRCOL	7.14%	Quarterly	01/31/2027	COP	16,045,765	188	–	188
6-MONTH PLN - WIBOR	6.800%	Semi-Annually	03/28/2027	PLN	8,506	97	–	97
6-MONTH PLN - WIBOR	5.899%	Semi-Annually	04/14/2027	PLN	8,925	17	–	17
28-DAY MXN - TIIE	7.375%	Monthly	11/10/2031	MXN	28,822	104	–	104
28-DAY MXN - TIIE	7.345%	Monthly	11/10/2031	MXN	23,157	86	–	86
3.305%	6-MONTH HUF - BUBOR	Annually	10/04/2031	HUF	539,013	(367)	–	(367)
2.145%	1-DAY CLP - CLOIS	Semi-Annually	08/24/2030	CLP	616,282	(194)	–	(194)
1-DAY CLP - CLOIS	2.33%	Semi-Annually	06/05/2030	CLP	1,146,740	337	–	337
28-DAY MXN - TIIE	6.82%	Monthly	09/10/2029	MXN	27,850	129	–	129
1-DAY CLP - CLOIS	7.51% FIXED	Semi-Annually	04/13/2025	CLP	2,122,536	(28)	–	(28)
28-DAY MXN - TIIE	6.9225%	Monthly	08/31/2029	MXN	58,394	253	–	253
6-MONTH PLN - WIBOR	6.226%	Semi-Annually	05/24/2027	PLN	17,429	77	–	77
1-Day MIBID	7.01%	Semi-Annually	05/17/2027	INR	300,000	25	–	25
6-MONTH PLN - WIBOR	6.88%	Semi-Annually	05/13/2027	PLN	15,522	(61)	–	(61)
6-MONTH PLN - WIBOR	6.189%	Semi-Annually	04/29/2027	PLN	15,666	68	–	68
7.51%	28-DAY MXN - TIIE	Monthly	04/20/2027	MXN	11,913	(26)	–	(26)
6-MONTH PLN - WIBOR	5.82%	Semi-Annually	04/15/2027	PLN	17,074	51	–	51
1-DAY MIBOR	5.55%	Semi-Annually	05/27/2027	INR	139,000	(5)	–	(5)
6.45%	28-DAY MXN - TIIE	Monthly	04/01/2025	MXN	45,932	(141)	–	(141)
7.7325%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	19,516	(455)	–	(455)
11.135%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	30,514	(163)	–	(163)
1-DAY BRL - CETIP	4.99%	Annually	01/02/2024	BRL	11,034	(273)	–	(273)
6.5%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	6,494	(139)	–	(139)
7.45%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	15,514	(266)	–	(266)
3.795%	6-MONTH CZK - PRIBOR	Annually	11/25/2023	CZK	259,529	(418)	–	(418)
3.76%	6-MONTH CZK - PRIBOR	Annually	11/22/2023	CZK	274,636	(443)	–	(443)
5.01%	28-DAY MXN - TIIE	Monthly	11/22/2023	MXN	211,565	(450)	–	(450)
5.715%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	11,232	(257)	–	(257)
5.55%	28-DAY MXN - TIIE	Monthly	04/13/2023	MXN	66,291	(96)	–	(96)
6.23%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	7,534	(68)	–	(68)
6.61%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	6,301	(55)	–	(55)
5.25%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	15,387	(157)	–	(157)
9.255%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	2,474	(16)	–	(16)
6.77%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	8,540	(72)	–	(72)
6.71%	28-DAY MXN - TIIE	Monthly	07/07/2022	MXN	45,683	(1)	–	(1)
4.43%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	16,859	181	–	181
3.69%	6-MONTH HUF - BUBOR	Annually	11/11/2031	HUF	463,175	(286)	–	(286)
5.56%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	26,364	(629)	–	(629)
5.9725%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	10,140	(224)	–	(224)
6.82%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	4,671	(137)	–	(137)
6.455%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	4,989	(155)	–	(155)
6.77%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	5,570	(165)	–	(165)
5.65%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	17,121	(591)	–	(591)
2.465%	6-MONTH CZK - PRIBOR	Annually	09/21/2024	CZK	133,863	(421)	–	(421)
5.47%	28-DAY MXN - TIIE	Monthly	06/19/2024	MXN	221,391	(335)	–	(335)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Emerging Markets Debt Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
4.835%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	30,017	$(766)	$–	$(766)
6-MONTH CZK - PRIBOR	6.04%	Annually	05/26/2024	CZK	170,532	8	–	8
7.505%	6-MONTH HUF - BUBOR	Annually	04/04/2024	HUF	2,832,028	(97)	–	(97)
7.61%	6-MONTH HUF - BUBOR	Annually	03/31/2024	HUF	3,123,150	(96)	–	(96)
5.1525%	28-DAY MXN - TIIE	Monthly	02/22/2024	MXN	185,141	(351)	–	(351)
5.741%	1-Day MIBID	Annually	01/20/2024	INR	1,300,000	(196)	–	(196)
6-MONTH HUF - BUBOR	5.3%	Annually	01/11/2024	HUF	2,887,654	(327)	–	(327)
5.76%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	12,439	(291)	–	(291)
1-DAY COP- IBRCOL	8.37% FIXED	Quarterly	04/13/2024	COP	15,931,148	12	–	12
28-DAY MXN - TIIE	7.64%	Monthly	01/01/2032	MXN	38,803	109	–	109
						$(8,103)	$–	$(8,103)

A list of open OTC swap agreements held by the Fund at May 31, 2022, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	5.900%	28-DAY MXN - TIIE	Monthly	09/12/2022	MXN	99,662	$(27)	$–	$(27)
Goldman Sachs	11.985%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	3,000	296	–	296
Goldman Sachs	10.89%	1-DAY BRL - CETIP	Quarterly	01/03/2023	BRL	6,139	423	–	423
JPMorgan Chase	3-MONTH MYR - KLIBOR	2.48%	Quarterly	10/27/2023	MYR	37,000	101	–	101
Goldman Sachs	1-DAY BRL - CETIP	12.8875% FIXED	Annually	01/02/2024	BRL	86,566	(1)	–	(1)
Goldman Sachs	1-DAY CLP - CLOIS	7.235% FIXED	Semi-Annually	02/18/2024	CLP	4,188,969	(92)	–	(92)
Goldman Sachs	6-MONTH-CLP - CLICP	7.205%	Semi-Annually	02/22/2024	CLP	6,801,150	68	–	68
Citibank	6-MONTH-CLP - CLICP	7.13%	Semi-Annually	04/04/2024	CLP	899,361	(16)	–	(16)
Citibank	6-MONTH-CLP - CLICP	7.125%	Semi-Annually	04/05/2024	CLP	2,049,088	(32)	–	(32)
Goldman Sachs	6.355%	28-DAY MXN - TIIE	Monthly	05/21/2025	MXN	29,801	(99)	–	(99)
Goldman Sachs	6.205%	28-DAY MXN - TIIE	Monthly	12/08/2025	MXN	21,174	(83)	–	(83)
Goldman Sachs	6.165%	28-DAY MXN - TIIE	Monthly	03/05/2026	MXN	63,199	(262)	–	(262)
JPMorgan Chase	6.13%	28-DAY MXN - TIIE	Monthly	06/18/2026	MXN	47,000	(207)	–	(207)
Goldman Sachs	2.158% FIXED	6-MONTH CZK - PRIBOR	Annually	08/30/2026	CZK	48,086	(220)	–	(220)
Goldman Sachs	6.381%	28-DAY MXN - TIIE	Monthly	09/16/2026	MXN	35,000	(144)	–	(144)
Citibank	6-Month MIBID	5.87% FIXED	Semi-Annually	02/04/2027	INR	760,673	314	–	314
Citibank	6-Month MIBID	5.9171% FIXED	Semi-Annually	02/07/2027	INR	888,427	347	–	347
Citibank	2.4251% FIXED	3-Month CNRR007	Quarterly	03/16/2027	CNY	153,000	(42)	–	(42)
Goldman Sachs	3-MONTH ZAR - JIBAR	7.8278% FIXED	Quarterly	05/09/2027	ZAR	61,400	(78)	–	(78)
							$246	$–	$246

Percentages are based on Net Assets of $1,973,188 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $298,916 ($ Thousands), representing 15.1% of the Net Assets of the Fund.

(C)	Certain securities or partial positions of certain securities are on loan at May 31, 2022 (see Note 12). The total market value of securities on loan at May 31, 2022 was $8,314 ($ Thousands).
(D)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(E)	Zero coupon security.
(F)	Perpetual security with no stated maturity date.
(G)	Security is in default on interest payment.
(H)	Interest rate represents the security's effective yield at the time of purchase.
(I)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2022 was $8,687 ($ Thousands).

SEI Institutional Investments Trust / Annual Report / May 31, 2022

BRL — Brazilian Real
BUBOR— Budapest Interbank Offered Rate
CETIP— Central of Custody and Financial Settlement of Securities
CLICP — Sinacofi Chile Interbank Rate Avg
CLP — Chilean Peso
CNH — Chinese Yuan Offshore
CNY — Chinese Yuan Onshore
COP — Colombian Peso
CZK — Czech Koruna
DAC — Designated Activity Company
EGP — Egyptian Pound
EUR — Euro
GHS — Ghanaian Cedi
HUF — Hungarian Forint
ICE— Intercontinental Exchange
IDR — Indonesian Rupiah
ILS — Israeli New Sheckels
INR — Indian Rupee
JIBAR— Johannesburg Interbank Agreed Rate
JPY — Japanese Yen
JSC — Joint-Stock Company
KRW — Korean Won
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
L.P. — Limited Partnership
Ltd. — Limited
MIBOR — Mumbai InterBank Overnight Rate
MTN — Medium Term Note
MXN — Mexican Peso
MYR — Malaysian Ringgit
NGN — Nigerian Naira
OTC — Over The Counter
PEN — Peruvian Nuevo Sol
PHP— Philippine Peso
PJSC — Public Joint-Stock Company
PLN — Polish Zloty
PRIBOR— Prague Interbank Offered Rate
RON — Romanian Leu
RSD — Serbian Dinar
RUB — Russian Ruble
Ser — Series
SGD — Singapore Dollar
SOFR — Secured Overnight Financing Rate
THB — Thai Baht

TIIE — Interbank Equilibrium Interest Rate
TRY — Turkish Lira
TWD — Taiwan Dollar
UAH — Ukrainian Hryvnia
UGX — Ugandan Shilling
ULC — Unlimited Liability Company
USD — U.S. Dollar
UYU — Uruguayan Peso
WIBOR— Warsaw Interbank Offered Rate
ZAR — South African Rand

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Global Bonds	–	1,868,199	–	1,868,199
U.S. Treasury Obligation	–	6,271	–	6,271
Affiliated Partnership	–	8,687	–	8,687
Total Investments in Securities	–	1,883,157	–	1,883,157

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	3,901	–	–	3,901
Unrealized Depreciation	(533)	–	–	(533)
Forwards Contracts*
Unrealized Appreciation	–	19,236	–	19,236
Unrealized Depreciation	–	(19,063)	–	(19,063)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	2,982	–	2,982
Unrealized Depreciation	–	(11,085)	–	(11,085)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	1,549	–	1,549
Unrealized Depreciation	–	(1,303)	–	(1,303)
Total Other Financial Instruments	3,368	(7,684)	–	(4,316)

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$3,893	$54,413	$(49,619)	$—	$—	$8,687	8,686,208	$50	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Real Return Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 99.3%
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	$12,207	$13,256
2.375%, 01/15/2027	7,830	8,768
2.000%, 01/15/2026	7,831	8,525
0.625%, 01/15/2024	21,664	22,444
0.625%, 01/15/2026	16,574	17,207
0.500%, 04/15/2024	12,103	12,527
0.375%, 07/15/2023	22,761	23,503
0.375%, 07/15/2025	19,712	20,401
0.375%, 01/15/2027	15,657	16,055
0.250%, 01/15/2025	17,962	18,479
0.125%, 07/15/2024	19,656	20,295
0.125%, 10/15/2024	17,518	18,021
0.125%, 04/15/2025	14,324	14,647
0.125%, 10/15/2025	16,670	17,070
0.125%, 10/15/2025	787	806
0.125%, 04/15/2026	13,455	13,685
0.125%, 07/15/2026	16,517	16,849
0.125%, 10/15/2026	18,957	19,311
0.125%, 04/15/2027	10,261	10,400

Total U.S. Treasury Obligations
(Cost $294,126) ($ Thousands)		292,249

Total Investments in Securities — 99.3%
(Cost $294,126) ($ Thousands)		$292,249

Percentages are based on Net Assets of $294,248 ($ Thousands).

As of May 31, 2022, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Limited Duration Bond Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 34.3%
Communication Services — 1.0%
AT&T
2.300%, 06/01/2027	$2,000	$1,866
Level 3 Financing
3.400%, 03/01/2027 (A)	700	630
Magallanes
3.755%, 03/15/2027 (A)	2,400	2,329
3.428%, 03/15/2024 (A)	4,465	4,438
Netflix
5.875%, 02/15/2025	915	955
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
5.152%, 03/20/2028 (A)	1,000	1,032
4.738%, 03/20/2025 (A)	1,238	1,245
Take-Two Interactive Software
3.300%, 03/28/2024	1,140	1,138
T-Mobile USA
3.875%, 04/15/2030	770	741
3.750%, 04/15/2027	640	632
3.500%, 04/15/2025	705	700

		15,706

Consumer Discretionary — 3.9%
7-Eleven
0.800%, 02/10/2024 (A)	12,395	11,860
Alimentation Couche-Tard
3.550%, 07/26/2027 (A)	400	381
Daimler Trucks Finance North America LLC
1.125%, 12/14/2023 (A)	4,695	4,552
Ford Motor Credit LLC
2.366%, ICE LIBOR USD 3 Month + 1.080%, 08/03/2022 (B)	955	953

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
General Motors Financial
1.050%, 03/08/2024	$9,230	$8,845
Hyatt Hotels
1.300%, 10/01/2023	1,400	1,367
Hyundai Capital America
1.250%, 09/18/2023 (A)	3,660	3,564
Hyundai Capital America MTN
0.800%, 01/08/2024 (A)	5,610	5,365
Toyota Motor Credit
2.500%, 03/22/2024	5,420	5,390
Toyota Motor Credit MTN
0.450%, 01/11/2024	7,760	7,486
Volkswagen Group of America Finance LLC
0.875%, 11/22/2023 (A)	12,945	12,509

		62,272

Consumer Staples — 2.8%
BAT Capital
3.557%, 08/15/2027	895	843
3.222%, 08/15/2024	860	853
Bayer US Finance II LLC
4.250%, 12/15/2025 (A)	580	585
3.875%, 12/15/2023 (A)	745	751
2.850%, 04/15/2025 (A)	520	505
CommonSpirit Health
1.547%, 10/01/2025	10,550	9,787
Constellation Brands
4.350%, 05/09/2027	695	702
Fresenius US Finance II
4.500%, 01/15/2023 (A)	955	961
GSK Consumer Healthcare Capital US LLC
3.375%, 03/24/2027 (A)	1,725	1,689
3.024%, 03/24/2024 (A)	4,375	4,354
Hormel Foods
0.650%, 06/03/2024	8,800	8,421
Imperial Brands Finance PLC
4.250%, 07/21/2025 (A)	1,035	1,027
JBS USA LUX/ JBS USA Food/ JBS USA Finance
3.000%, 02/02/2029 (A)	1,025	906
Keurig Dr Pepper
0.750%, 03/15/2024	7,575	7,263
Kraft Heinz Foods
3.875%, 05/15/2027	1,400	1,384
Takeda Pharmaceutical
4.400%, 11/26/2023	4,080	4,151

		44,182

Energy — 2.4%
ConocoPhillips
2.125%, 03/08/2024	12,035	11,959

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Enbridge
0.550%, 10/04/2023	$11,500	$11,127
Energy Transfer
5.950%, 12/01/2025	748	792
4.250%, 04/01/2024	250	252
4.050%, 03/15/2025	1,000	1,002
Petroleos Mexicanos
6.700%, 02/16/2032	1,089	941
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (A)	11,985	11,883

		37,956

Financials — 16.3%
American Express
2.250%, 03/04/2025	2,485	2,418
0.750%, 11/03/2023	11,545	11,242
Athene Global Funding
2.514%, 03/08/2024 (A)	575	562
1.481%, SOFRINDX + 0.700%, 05/24/2024 (A)(B)	920	893
Avolon Holdings Funding
2.528%, 11/18/2027 (A)	133	115
Bank of America
3.366%, ICE LIBOR USD 3 Month + 0.810%, 01/23/2026 (B)	2,025	1,995
1.734%, U.S. SOFR + 0.960%, 07/22/2027 (B)	2,200	2,003
Bank of America MTN
3.384%, U.S. SOFR + 1.330%, 04/02/2026 (B)	5,770	5,685
0.810%, U.S. SOFR + 0.740%, 10/24/2024 (B)	9,200	8,873
Bank of Montreal MTN
2.150%, 03/08/2024	10,780	10,620
Bank of Nova Scotia
3.450%, 04/11/2025	10,175	10,137
Canadian Imperial Bank of Commerce
3.300%, 04/07/2025	10,660	10,606
Capital One Financial
2.636%, U.S. SOFR + 1.290%, 03/03/2026 (B)	995	959
Citigroup
4.658%, U.S. SOFR + 1.887%, 05/24/2028 (B)	1,895	1,932
3.352%, ICE LIBOR USD 3 Month + 0.897%, 04/24/2025 (B)	1,645	1,634
0.981%, U.S. SOFR + 0.669%, 05/01/2025 (B)	8,965	8,517
Corebridge Financial
3.500%, 04/04/2025 (A)	6,190	6,132
Credit Suisse Group
3.869%, ICE LIBOR USD 3 Month + 1.410%, 01/12/2029 (A)(B)	770	722

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.593%, U.S. SOFR + 1.560%, 09/11/2025 (A)(B)	$2,210	$2,114
Discover Bank
2.450%, 09/12/2024	987	964
DNB Bank
0.856%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.330%, 09/30/2025 (A)(B)	1,405	1,321
F&G Global Funding
0.900%, 09/20/2024 (A)	10,100	9,434
Federation des Caisses Desjardins du Quebec
0.450%, 10/07/2023 (A)	7,660	7,435
General Electric MTN
1.743%, ICE LIBOR USD 3 Month + 0.380%, 05/05/2026 (B)	330	319
Goldman Sachs Group
0.925%, U.S. SOFR + 0.486%, 10/21/2024 (B)	13,525	13,062
Goldman Sachs Group MTN
2.905%, ICE LIBOR USD 3 Month + 0.990%, 07/24/2023 (B)	500	500
HSBC Holdings PLC
2.999%, U.S. SOFR + 1.430%, 03/10/2026 (B)	4,000	3,875
Huntington National Bank
4.008%, U.S. SOFR + 1.205%, 05/16/2025 (B)	7,770	7,810
ING Groep
3.869%, U.S. SOFR + 1.640%, 03/28/2026 (B)	1,230	1,221
Intercontinental Exchange
4.000%, 09/15/2027	1,155	1,163
3.650%, 05/23/2025	5,830	5,907
Jackson National Life Global Funding
1.750%, 01/12/2025 (A)	5,650	5,381
JPMorgan Chase
4.023%, ICE LIBOR USD 3 Month + 1.000%, 12/05/2024 (B)	11,510	11,627
3.900%, 07/15/2025	8,470	8,616
3.125%, 01/23/2025	2,025	2,023
2.947%, U.S. SOFR + 1.170%, 02/24/2028 (B)	2,595	2,469
0.969%, TSFR3M + 0.580%, 06/23/2025 (B)	385	364
0.697%, U.S. SOFR + 0.580%, 03/16/2024 (B)	2,325	2,282
Lloyds Banking Group PLC
3.870%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.500%, 07/09/2025 (B)	180	180

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.627%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 05/11/2027 (B)	$620	$559
Macquarie Group
3.189%, ICE LIBOR USD 3 Month + 1.023%, 11/28/2023 (A)(B)	920	920
1.340%, U.S. SOFR + 1.069%, 01/12/2027 (A)(B)	705	631
Macquarie Group MTN
1.201%, U.S. SOFR + 0.694%, 10/14/2025 (A)(B)	910	850
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (A)	2,500	2,460
Morgan Stanley MTN
2.475%, U.S. SOFR + 1.000%, 01/21/2028 (B)	2,775	2,584
0.791%, U.S. SOFR + 0.509%, 01/22/2025 (B)	725	694
0.560%, U.S. SOFR + 0.466%, 11/10/2023 (B)	15,260	15,102
0.529%, U.S. SOFR + 0.455%, 01/25/2024 (B)	2,745	2,699
Nationwide Building Society
4.363%, ICE LIBOR USD 3 Month + 1.392%, 08/01/2024 (A)(B)	335	338
3.766%, ICE LIBOR USD 3 Month + 1.064%, 03/08/2024 (A)(B)	350	351
0.550%, 01/22/2024 (A)	9,170	8,773
Nationwide Mutual Insurance
3.116%, ICE LIBOR USD 3 Month + 2.290%, 12/15/2024 (A)(B)	1,000	1,000
Pacific Life Global Funding II
0.500%, 09/23/2023 (A)	5,615	5,447
Park Aerospace Holdings
4.500%, 03/15/2023 (A)	170	170
Protective Life Global Funding
1.082%, 06/09/2023 (A)	7,785	7,650
Royal Bank of Canada MTN
1.600%, 01/21/2025	11,675	11,145
Santander UK Group Holdings PLC
4.796%, ICE LIBOR USD 3 Month + 1.570%, 11/15/2024 (B)	410	416
3.373%, ICE LIBOR USD 3 Month + 1.080%, 01/05/2024 (B)	355	355
1.089%, U.S. SOFR + 0.787%, 03/15/2025 (B)	200	189
Toronto-Dominion Bank MTN
2.350%, 03/08/2024	9,210	9,113
Trinity Acquisition
4.625%, 08/15/2023	860	873
UBS AG/London
0.700%, 08/09/2024 (A)	395	374

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
UBS Group
4.488%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 05/12/2026 (A)(B)	$385	$389
Wells Fargo MTN
3.908%, U.S. SOFR + 1.320%, 04/25/2026 (B)	2,145	2,144
3.750%, 01/24/2024	10,785	10,929
3.526%, U.S. SOFR + 1.510%, 03/24/2028 (B)	3,485	3,388
Willis North America
4.650%, 06/15/2027	615	619

		263,274

Health Care — 2.5%
AbbVie
3.800%, 03/15/2025	35	35
3.750%, 11/14/2023	550	558
Baxter International
0.868%, 12/01/2023 (A)	9,980	9,635
CommonSpirit Health
2.760%, 10/01/2024	1,445	1,418
Gilead Sciences
0.750%, 09/29/2023	6,067	5,903
HCA
5.000%, 03/15/2024	610	626
3.125%, 03/15/2027 (A)	1,000	952
Humana
3.850%, 10/01/2024	1,500	1,508
0.650%, 08/03/2023	675	657
PerkinElmer
0.850%, 09/15/2024	1,170	1,100
Royalty Pharma PLC
0.750%, 09/02/2023	985	956
Stryker
0.600%, 12/01/2023	6,490	6,266
Thermo Fisher Scientific
1.215%, 10/18/2024	10,155	9,724

		39,338

Industrials — 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.875%, 01/16/2024	580	584
2.450%, 10/29/2026	255	228
1.650%, 10/29/2024	650	609
Air Lease
3.375%, 07/01/2025	400	388
2.200%, 01/15/2027	770	688
BAE Systems Holdings
3.850%, 12/15/2025 (A)	625	619

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Boeing
1.433%, 02/04/2024	$680	$655
Canadian Pacific Railway
1.350%, 12/02/2024	910	865
Sydney Airport Finance
3.900%, 03/22/2023 (A)	965	971

		5,607

Information Technology — 1.4%
Broadcom
3.625%, 01/15/2024	9,320	9,364
Global Payments
1.500%, 11/15/2024	790	750
Oracle
1.650%, 03/25/2026	1,865	1,698
Skyworks Solutions
0.900%, 06/01/2023	1,145	1,116
TSMC Arizona
3.875%, 04/22/2027	1,165	1,176
VMware
1.000%, 08/15/2024	9,175	8,675

		22,779

Materials — 0.2%
Amcor Flexibles North America
4.000%, 05/17/2025	1,165	1,170
Berry Global
0.950%, 02/15/2024	1,415	1,346
International Flavors & Fragrances
0.697%, 09/15/2022 (A)	750	746

		3,262

Real Estate — 0.6%
American Campus Communities Operating Partnership
3.750%, 04/15/2023	1,505	1,510
Camden Property Trust
2.950%, 12/15/2022	1,490	1,493
GLP Capital LP / GLP Financing II
5.375%, 11/01/2023	2,803	2,837
HCP
4.000%, 06/01/2025	635	640
Kilroy Realty
3.450%, 12/15/2024	1,215	1,201
Piedmont Operating Partnership
3.400%, 06/01/2023	690	692
SL Green Operating Partnership
3.250%, 10/15/2022	210	210
VICI Properties
5.750%, 02/01/2027 (A)	465	463
5.625%, 05/01/2024 (A)	125	126
4.625%, 06/15/2025 (A)	600	586

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.250%, 12/01/2026 (A)	$245	$233

		9,991

Utilities — 2.9%
American Electric Power
2.031%, 03/15/2024	5,795	5,652
CenterPoint Energy
1.432%, SOFRINDX + 0.650%, 05/13/2024 (B)	8,468	8,359
Dominion Energy
3.300%, 03/15/2025	1,570	1,559
2.450%, 01/15/2023 (A)	500	498
1.356%, ICE LIBOR USD 3 Month + 0.530%, 09/15/2023 (B)	7,303	7,303
Duke Energy
3.750%, 04/15/2024	7,200	7,270
Eversource Energy
2.900%, 03/01/2027	1,505	1,446
Exelon
2.750%, 03/15/2027 (A)	505	479
Jersey Central Power & Light
4.700%, 04/01/2024 (A)	1,545	1,568
Monongahela Power
4.100%, 04/15/2024 (A)	815	822
NextEra Energy Capital Holdings
2.940%, 03/21/2024	745	743
0.650%, 03/01/2023	1,250	1,231
PacifiCorp
3.600%, 04/01/2024	7,405	7,467
Public Service Enterprise Group
2.875%, 06/15/2024	2,825	2,797

		47,194

Total Corporate Obligations
(Cost $566,934) ($ Thousands)		551,561

U.S. TREASURY OBLIGATIONS — 31.6%
U.S. Treasury Bills
1.463%, 11/10/2022 (C)	6,345	6,304
1.345%, 11/03/2022 (C)	9,095	9,039
U.S. Treasury Notes
2.750%, 05/15/2025	159,280	159,417
1.750%, 12/31/2024	59,580	58,200
0.500%, 03/31/2025	28,000	26,313
0.375%, 04/15/2024	89,795	86,323
0.250%, 06/15/2024	93,550	89,300

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.125%, 12/15/2023	$77,000	$74,425

Total U.S. Treasury Obligations
(Cost $520,135) ($ Thousands)		509,321

MORTGAGE-BACKED SECURITIES — 17.9%
Agency Mortgage-Backed Obligations — 8.9%
FHLB
2.200%, 02/28/2025	7,815	7,709
FHLMC
3.500%, 02/01/2034 to 12/01/2034	5,484	5,551
2.500%, 08/01/2031	480	472
FHLMC ARM
1.875%, ICE LIBOR USD 12 Month + 1.488%, 03/01/2037(B)	5	5
FHLMC CMO, Ser 2005-2922, Cl FE
1.125%, LIBOR USD 1 Month + 0.250%, 02/15/2035(B)	574	570
FHLMC CMO, Ser 2005-2990, Cl LK
1.245%, LIBOR USD 1 Month + 0.370%, 10/15/2034(B)	707	709
FHLMC CMO, Ser 2006-3102, Cl FB
1.175%, LIBOR USD 1 Month + 0.300%, 01/15/2036(B)	313	313
FHLMC CMO, Ser 2006-3136, Cl KF
1.175%, LIBOR USD 1 Month + 0.300%, 04/15/2036(B)	318	317
FHLMC CMO, Ser 2009-3616, Cl FG
1.525%, LIBOR USD 1 Month + 0.650%, 03/15/2032(B)	343	345
FHLMC CMO, Ser 2010-3762, Cl FP
1.325%, LIBOR USD 1 Month + 0.450%, 03/15/2040(B)	75	75
FHLMC CMO, Ser 2010-3774, Cl EW
3.500%, 12/15/2025	213	216
FHLMC CMO, Ser 2011-3895, Cl FM
1.225%, LIBOR USD 1 Month + 0.350%, 12/15/2040(B)	181	181
FHLMC CMO, Ser 2011-3946, Cl FG
1.225%, LIBOR USD 1 Month + 0.350%, 10/15/2039(B)	22	22
FHLMC CMO, Ser 2011-3960, Cl JF
1.325%, LIBOR USD 1 Month + 0.450%, 04/15/2041(B)	57	57
FHLMC CMO, Ser 2012-4048, Cl GF
1.225%, LIBOR USD 1 Month + 0.350%, 10/15/2040(B)	65	65
FHLMC CMO, Ser 2012-4094, Cl BF
1.275%, LIBOR USD 1 Month + 0.400%, 08/15/2032(B)	497	496

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2012-4102, Cl LF
1.125%, LIBOR USD 1 Month + 0.250%, 01/15/2040(B)	$115	$115
FHLMC CMO, Ser 2013-4203, Cl DM
3.000%, 04/15/2033	246	245
FHLMC CMO, Ser 2014-4379, Cl CD
2.500%, 04/15/2033	232	231
FHLMC CMO, Ser 2015-4482, Cl CA
3.000%, 04/15/2034	295	295
FHLMC Multifamily Structured Pass-Through Certificates, Ser K037, Cl A1
2.592%, 04/25/2023	188	189
FHLMC Multifamily Structured Pass-Through Certificates, Ser K038, Cl A1
2.604%, 10/25/2023	95	96
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF34, Cl A
1.163%, LIBOR USD 1 Month + 0.360%, 08/25/2024(B)	239	239
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF37, Cl A
1.163%, ICE LIBOR USD 1 Month + 0.360%, 09/25/2027(B)	84	84
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF38, Cl A
1.133%, LIBOR USD 1 Month + 0.330%, 09/25/2024(B)	470	470
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF39, Cl A
1.123%, LIBOR USD 1 Month + 0.320%, 11/25/2024(B)	270	269
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF40, Cl A
1.143%, LIBOR USD 1 Month + 0.340%, 11/25/2027(B)	69	69
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF43, Cl A
1.043%, ICE LIBOR USD 1 Month + 0.240%, 01/25/2028(B)	472	471
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF51, Cl A
1.203%, ICE LIBOR USD 1 Month + 0.400%, 08/25/2025(B)	490	490
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF68, Cl A
1.293%, ICE LIBOR USD 1 Month + 0.490%, 07/25/2026(B)	767	767
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF86, Cl AL
1.093%, ICE LIBOR USD 1 Month + 0.290%, 08/25/2027(B)	717	715

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ08, Cl A2
2.356%, 08/25/2022	$161	$161
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ24, Cl A1
2.283%, 05/25/2026	99	99
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ26, Cl A1
2.135%, 07/25/2025	1,876	1,869
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ29, Cl A1
0.735%, 01/25/2026	778	743
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ30, Cl A1
0.526%, 01/25/2025	2,864	2,775
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ31, Cl A1
0.569%, 05/25/2026	1,246	1,196
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ32, Cl A1
0.516%, 06/25/2025	1,151	1,105
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ34, Cl A1
0.681%, 06/25/2026	994	934
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ37, Cl A1
1.679%, 12/25/2027	2,529	2,398
FHLMC Multifamily Structured Pass-Through Certificates, Ser KPLB, Cl A
2.770%, 05/25/2025	900	892
FHLMC Multifamily Structured Pass-Through Certificates, Ser Q004, Cl AFL
1.064%, 12 Month Treas Avg + 0.740%, 05/25/2044(B)	462	462
FNMA
3.430%, 10/01/2023	1,305	1,310
3.000%, 10/01/2030 to 08/01/2035	5,045	5,030
2.977%, 01/01/2026(B)	1,529	1,519
2.500%, 02/01/2031 to 11/01/2034	4,295	4,222
2.000%, 12/01/2036	2,040	1,929
FNMA CMO, Ser 2005-83, Cl FP
1.336%, LIBOR USD 1 Month + 0.330%, 10/25/2035(B)	643	641
FNMA CMO, Ser 2006-31, Cl FP
1.306%, LIBOR USD 1 Month + 0.300%, 05/25/2036(B)	117	116
FNMA CMO, Ser 2006-56, Cl FE
1.436%, LIBOR USD 1 Month + 0.430%, 07/25/2036(B)	532	533
FNMA CMO, Ser 2007-98, Cl FD
1.456%, LIBOR USD 1 Month + 0.450%, 06/25/2037(B)	297	297

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2008-24, Cl PF
1.656%, LIBOR USD 1 Month + 0.650%, 02/25/2038(B)	$144	$145
FNMA CMO, Ser 2010-43, Cl VF
1.556%, LIBOR USD 1 Month + 0.550%, 05/25/2040(B)	389	391
FNMA CMO, Ser 2012-111, Cl NF
1.356%, LIBOR USD 1 Month + 0.350%, 05/25/2042(B)	557	555
FNMA CMO, Ser 2012-54, Cl CF
1.706%, LIBOR USD 1 Month + 0.700%, 05/25/2042(B)	173	175
FNMA CMO, Ser 2012-93, Cl GF
1.256%, LIBOR USD 1 Month + 0.250%, 07/25/2040(B)	18	18
FNMA CMO, Ser 2013-116, Cl CB
2.500%, 04/25/2033	251	251
FNMA CMO, Ser 2013-6, Cl MC
2.000%, 02/25/2040	36	36
FNMA CMO, Ser 2016-48, Cl UF
1.406%, LIBOR USD 1 Month + 0.400%, 08/25/2046(B)	237	237
FNMA CMO, Ser 2020-10, Cl FA
1.506%, ICE LIBOR USD 1 Month + 0.500%, 03/25/2050(B)	1,412	1,415
FNMA REMIC CMO, Ser 2019-79, Cl FA
1.506%, ICE LIBOR USD 1 Month + 0.500%, 01/25/2050(B)	472	472
FNMA TBA
4.000%, 06/15/2045	2,325	2,324
2.500%, 06/01/2043	27,900	25,674
FREMF Mortgage Trust, Ser K21, Cl B
3.894%, 07/25/2045(A)(B)	1,113	1,111
FREMF Mortgage Trust, Ser K28, Cl B
3.489%, 06/25/2046(A)(B)	2,855	2,857
FREMF Mortgage Trust, Ser K33, Cl B
3.496%, 08/25/2046(A)(B)	2,000	1,998
FREMF Mortgage Trust, Ser K35, Cl B
3.933%, 12/25/2046(A)(B)	3,175	3,197
FREMF Mortgage Trust, Ser K37, Cl B
4.560%, 01/25/2047(A)(B)	1,000	1,013
GNMA
3.000%, 01/20/2027 to 02/20/2028	1,349	1,332
GNMA ARM
2.625%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.500%, 02/20/2041(B)	88	90
GNMA CMO, Ser 2007-1, Cl F
1.227%, LIBOR USD 1 Month + 0.300%, 01/20/2037(B)	412	411
GNMA CMO, Ser 2010-98, Cl QF
1.327%, LIBOR USD 1 Month + 0.400%, 01/20/2040(B)	270	271

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2011-151, Cl BF
1.277%, LIBOR USD 1 Month + 0.350%, 04/20/2041(B)	$328	$326
GNMA CMO, Ser 2012-77, Cl FM
1.545%, LIBOR USD 1 Month + 0.670%, 11/16/2039(B)	529	532
GNMA TBA
2.500%, 06/01/2045	10,075	9,450
GNMA, Ser 157, Cl C
3.150%, 10/16/2054(B)	2,078	2,059
GNMA, Ser 2008-92, Cl E
5.556%, 03/16/2044(B)	472	476
GNMA, Ser 2010-159, Cl D
4.558%, 09/16/2044(B)	808	802
GNMA, Ser 23, Cl D
3.488%, 07/16/2049(B)	651	638
UMBS TBA
3.500%, 06/15/2051	2,400	2,351
3.000%, 06/15/2051	18,650	17,759
2.000%, 06/15/2051 to 07/15/2051	15,725	13,943

		142,388
Mortgage Related Securities — 0.3%
Centex Home Equity Loan Trust, Ser 2006-A, Cl M1
1.456%, ICE LIBOR USD 1 Month + 0.450%, 06/25/2036(B)	678	674
Citigroup Mortgage Loan Trust, Ser 2006-AMC1, Cl A1
1.296%, ICE LIBOR USD 1 Month + 0.290%, 09/25/2036(A)(B)	2,171	2,114
GSAA Home Equity Trust, Ser 2005-6, Cl M1
1.651%, ICE LIBOR USD 1 Month + 0.645%, 06/25/2035(B)	1,583	1,571
GSAA Home Equity Trust, Ser 2005-MTR1, Cl A4
1.746%, ICE LIBOR USD 1 Month + 0.740%, 10/25/2035(B)	192	191
GSAA Home Equity Trust, Ser 2007-8, Cl A3
1.906%, ICE LIBOR USD 1 Month + 0.900%, 08/25/2037(B)	617	622

		5,172
Non-Agency Mortgage-Backed Obligations — 8.7%
Banc of America Commercial Mortgage Trust, Ser BNK3, Cl ASB
3.366%, 02/15/2050	1,440	1,434
Banc of America Funding Trust, Ser 2014-R6, Cl 2A13
0.928%, 07/26/2036(A)(B)	2,879	2,778
BBCMS Mortgage Trust, Ser 2020-BID, Cl A
3.015%, ICE LIBOR USD 1 Month + 2.140%, 10/15/2037(A)(B)	2,100	2,075

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust, Ser C7, Cl A1
1.079%, 04/15/2053	$1,067	$1,030
Benchmark Mortgage Trust, Ser 2018-B1, Cl A2
3.571%, 01/15/2051	631	632
Benchmark Mortgage Trust, Ser B19, Cl A1
0.628%, 09/15/2053	549	528
Benchmark Mortgage Trust, Ser B5, Cl A2
4.077%, 07/15/2051	1,750	1,751
Braemar Hotels & Resorts Trust, Ser 2018-PRME, Cl A
1.695%, ICE LIBOR USD 1 Month + 0.820%, 06/15/2035(A)(B)	2,777	2,696
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl A
1.527%, ICE LIBOR USD 1 Month + 0.652%, 05/15/2038(A)(B)	1,577	1,514
BXMT, Ser FL2, Cl A
1.430%, SOFR30A + 1.014%, 02/15/2038(A)(B)	1,377	1,358
BXMT, Ser FL4, Cl A
1.925%, ICE LIBOR USD 1 Month + 1.050%, 05/15/2038(A)(B)	1,280	1,262
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl ASB
2.622%, 08/10/2049	5,927	5,806
CD Commercial Mortgage Trust, Ser 2017-CD4, Cl ASB
3.317%, 05/10/2050	2,063	2,044
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1A
2.356%, ICE LIBOR USD 1 Month + 1.350%, 10/25/2037(A)(B)	247	246
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl AAB
3.431%, 06/10/2048	1,163	1,165
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl AAB
3.608%, 11/10/2048	4,393	4,406
Citigroup Commercial Mortgage Trust, Ser GC36, Cl AAB
3.368%, 02/10/2049	1,021	1,015
Citigroup Commercial Mortgage Trust, Ser GC37, Cl AAB
3.098%, 04/10/2049	1,526	1,517
Citigroup Commercial Mortgage Trust, Ser PRM2, Cl A
1.825%, ICE LIBOR USD 1 Month + 0.950%, 10/15/2036(A)(B)	1,782	1,715
Citigroup Commercial Mortgage Trust, Ser SMRT, Cl A
4.149%, 01/10/2036(A)	375	376
COMM Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/2045	214	214

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR11, Cl ASB
3.660%, 08/10/2050	$119	$119
COMM Mortgage Trust, Ser 2013-CR9, Cl ASB
3.834%, 07/10/2045	314	315
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	152	152
COMM Mortgage Trust, Ser 2014-UBS6, Cl ASB
3.387%, 12/10/2047	1,012	1,013
Comm Mortgage Trust, Ser CR13, Cl A3
3.928%, 11/10/2046	889	892
COMM Mortgage Trust, Ser PC1, Cl A4
3.620%, 07/10/2050	1,445	1,433
CSAIL Commercial Mortgage Trust, Ser 2016-C5, Cl ASB
3.533%, 11/15/2048	37	37
CSMC Series, Ser 2014-6R, Cl 15A2
0.968%, ICE LIBOR USD 1 Month + 0.150%, 11/27/2036(A)(B)	1,316	1,265
DBGS Mortgage Trust, Ser 2018-BIOD, Cl A
1.645%, LIBOR USD 1 Month + 0.803%, 05/15/2035(A)(B)	1,316	1,294
DBJPM Mortgage Trust, Ser C3, Cl ASB
2.756%, 08/10/2049	1,597	1,575
First Franklin Mortgage Loan Trust, Ser 2006-FF18, Cl A1
1.116%, ICE LIBOR USD 1 Month + 0.110%, 12/25/2037(B)	2,190	2,093
GCAT Trust, Ser 2021-NQM6, Cl A1
1.855%, 08/25/2066(A)(B)	3,302	3,104
Gosforth Funding, Ser 2018-1A, Cl A1
1.974%, ICE LIBOR USD 3 Month + 0.450%, 08/25/2060(A)(B)	57	57
GS Mortgage Securities II, Ser 2018-GS10, Cl A1
3.199%, 07/10/2051	475	475
GS Mortgage Securities Trust, Ser 2013-GC13, Cl AAB
3.719%, 07/10/2046(B)	193	194
GS Mortgage Securities Trust, Ser 2013-GC14, Cl AAB
3.817%, 08/10/2046	251	252
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	2,389	2,354
GS Mortgage Securities Trust, Ser GC14, Cl A4
3.955%, 08/10/2046	1,294	1,295
GS Mortgage Securities Trust, Ser GS9, Cl A2
3.839%, 03/10/2051	956	958

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057(A)	$860	$854
Irvine Core Office Trust, Ser IRV, Cl B
3.173%, 05/15/2048(A)(B)	1,600	1,584
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl ASB
3.705%, 01/15/2047	135	136
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl ASB
3.428%, 08/15/2047	1,184	1,185
JPMBB Commercial Mortgage Securities Trust, Ser C31, Cl ASB
3.540%, 08/15/2048	1,641	1,638
JPMCC Commercial Mortgage Securities Trust, Ser JP7, Cl ASB
3.241%, 09/15/2050	2,300	2,277
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl ASB
2.954%, 06/15/2049	713	705
JPMDB Commercial Mortgage Securities Trust, Ser C8, Cl A2
4.031%, 06/15/2051	2,316	2,317
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl ASB
2.554%, 04/15/2046	556	556
JPMorgan Chase Commercial Mortgage Securities Trust, Ser JP3, Cl ASB
2.777%, 08/15/2049	4,222	4,163
JPMorgan Chase Commercial Mortgage Securities Trust, Ser MARG, Cl A
1.975%, ICE LIBOR USD 1 Month + 1.100%, 05/15/2034(A)(B)	1,418	1,397
JPMorgan Chase Commercial Mortgage Securities, Ser 2021-MHC, Cl A
1.675%, ICE LIBOR USD 1 Month + 0.800%, 04/15/2038(A)(B)	926	895
JPMorgan Wealth Management, Ser 2021-CL1, Cl M1
1.885%, SOFR30A + 1.300%, 03/25/2051(A)(B)	2,900	2,805
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(A)	8,084	8,043
Merrill Lynch Mortgage Investors Trust, Ser 2004-A, Cl A1
1.466%, ICE LIBOR USD 1 Month + 0.460%, 04/25/2029(B)	217	205
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl B
1.976%, ICE LIBOR USD 1 Month + 1.101%, 04/15/2038(A)(B)	11,040	10,574

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(B)	$3,049	$2,889
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl ASB
3.557%, 11/15/2046	131	132
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C15, Cl A3
3.773%, 04/15/2047	266	267
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C18, Cl ASB
3.621%, 10/15/2047	312	313
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C26, Cl ASB
3.323%, 10/15/2048	525	523
Nationstar Home Equity Loan Trust, Ser 2007-A, Cl AV4
1.236%, ICE LIBOR USD 1 Month + 0.230%, 03/25/2037(B)	303	300
Nationstar Home Equity Loan Trust, Ser 2007-B, Cl 2AV4
1.326%, ICE LIBOR USD 1 Month + 0.320%, 04/25/2037(B)	758	746
Newcastle Mortgage Securities Trust, Ser 2007-1, Cl 1A1
1.196%, ICE LIBOR USD 1 Month + 0.190%, 04/25/2037(B)	1,808	1,733
OBX Trust, Ser 2022-NQM1, Cl A1
2.305%, 11/25/2061(A)(B)	6,191	5,851
Option One Mortgage Loan Trust, Ser 2006-1, Cl 1A1
1.446%, ICE LIBOR USD 1 Month + 0.440%, 01/25/2036(B)	19	19
PFP, Ser 5, Cl AS
2.295%, ICE LIBOR USD 1 Month + 1.420%, 04/14/2036(A)(B)	526	517
PRKCM Trust, Ser 2021-AFC2, Cl A1
2.071%, 11/25/2056(A)(B)	6,138	5,680
RASC Trust, Ser 2006-KS6, Cl A4
1.256%, ICE LIBOR USD 1 Month + 0.250%, 08/25/2036(B)	289	288
RBS Commercial Funding Trust, Ser GSP, Cl A
3.834%, 01/15/2032(A)(B)	2,010	1,996
SBALR Commercial Mortgage Trust, Ser 2020-RR1, Cl A1
2.025%, 02/13/2053(A)	944	937
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, Cl M1
1.576%, ICE LIBOR USD 1 Month + 0.570%, 05/25/2035(B)	161	160

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF3, Cl M1
1.256%, ICE LIBOR USD 1 Month + 0.250%, 09/25/2036(B)	$380	$379
Terwin Mortgage Trust, Ser 2006-3, Cl 1A2
1.466%, ICE LIBOR USD 1 Month + 0.460%, 04/25/2037(A)(B)	252	250
Towd Point Mortgage Trust, Ser 2020-4, Cl A1
1.750%, 10/25/2060(A)	1,414	1,313
Towd Point Mortgage Trust, Ser 2021-1, Cl A1
2.250%, 11/25/2061(A)(B)	2,071	1,965
Towd Point Mortgage Trust, Ser 2021-SJ1, Cl A1
2.250%, 07/25/2068(A)(B)	1,177	1,153
UBS Commercial Mortgage Trust, Ser 2017-C6, Cl ASB
3.504%, 12/15/2050	1,000	990
UBS Commercial Mortgage Trust, Ser C12, Cl A2
4.152%, 08/15/2051	2,075	2,074
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
1.526%, ICE LIBOR USD 1 Month + 0.520%, 11/25/2045(B)	1,007	945
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl ASB
3.324%, 01/15/2059	1,661	1,657
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS5, Cl A2
2.711%, 01/15/2059	7	7
Wells Fargo Commercial Mortgage Trust, Ser 2020-C56, Cl A1
1.341%, 06/15/2053	1,377	1,341
Wells Fargo Commercial Mortgage Trust, Ser BNK1, Cl ASB
2.514%, 08/15/2049	758	741
Wells Fargo Commercial Mortgage Trust, Ser C28, Cl A3
3.290%, 05/15/2048	2,052	2,020
Wells Fargo Commercial Mortgage Trust, Ser C34, Cl ASB
2.911%, 06/15/2049	2,028	2,001
Wells Fargo Commercial Mortgage Trust, Ser C41, Cl ASB
3.390%, 11/15/2050	1,100	1,090
Wells Fargo Commercial Mortgage Trust, Ser C57, Cl A1
0.903%, 08/15/2053	1,902	1,813
Wells Fargo Commercial Mortgage Trust, Ser LC16, Cl A4
3.548%, 08/15/2050	1,886	1,853

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser SMP, Cl A
1.750%, ICE LIBOR USD 1 Month + 0.875%, 12/15/2034(A)(B)	$1,125	$1,111
WFRBS Commercial Mortgage Trust, Ser 2012-C8, Cl A3
3.001%, 08/15/2045	96	96
WFRBS Commercial Mortgage Trust, Ser C18, Cl A4
3.896%, 12/15/2046	1,202	1,201

		140,124
Total Mortgage-Backed Securities
(Cost $294,416) ($ Thousands)		287,684

ASSET-BACKED SECURITIES — 12.9%
Automotive — 3.5%

ARI Fleet Lease Trust, Ser 2019-A, Cl A2A
2.410%, 11/15/2027 (A)	226	225
Chesapeake Funding II LLC, Ser 2019-1A, Cl A1
2.940%, 04/15/2031 (A)	766	766
Credit Acceptance Auto Loan Trust, Ser 2019-3A, Cl B
2.860%, 01/16/2029 (A)	500	498
Credit Acceptance Auto Loan Trust, Ser 2020-1A, Cl B
2.390%, 04/16/2029 (A)	3,690	3,631
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl B
0.980%, 12/11/2034 (A)	3,743	3,554
DT Auto Owner Trust, Ser 2022-1A, Cl B
2.430%, 09/15/2026 (A)	4,770	4,649
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A3
0.700%, 12/21/2026 (A)	360	335
Ford Credit Auto Owner Trust, Ser 2018-2, Cl A
3.470%, 01/15/2030 (A)	1,675	1,681
GM Financial Automobile Leasing Trust, Ser 2020-3, Cl B
0.760%, 10/21/2024	1,395	1,374
JPMorgan Chase Bank - CACLN, Ser 2020-1, Cl B
0.991%, 01/25/2028 (A)	1,551	1,533
JPMorgan Chase Bank - CACLN, Ser 2020-2, Cl B
0.840%, 02/25/2028 (A)	722	709

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl A4
0.540%, 04/15/2025 (A)	$7,700	$7,598
Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl B
0.770%, 12/15/2025 (A)	4,710	4,596
Santander Drive Auto Receivables Trust, Ser 2019-2, Cl D
3.220%, 07/15/2025	2,350	2,351
Santander Drive Auto Receivables Trust, Ser 2021-4, Cl B
0.880%, 06/15/2026	1,560	1,505
Santander Drive Auto Receivables Trust, Ser 2022-3, Cl A2
2.760%, 03/17/2025	8,330	8,317
Santander Retail Auto Lease Trust, Ser 2020-A, Cl B
1.880%, 03/20/2024 (A)	750	746
Westlake Automobile Receivables Trust, Ser 2020-3A, Cl B
0.780%, 11/17/2025 (A)	5,215	5,163
Wheels SPV 2 LLC, Ser 2020-1A, Cl A3
0.620%, 08/20/2029 (A)	4,110	3,944
World Omni Auto Receivables Trust, Ser 2021-B, Cl B
1.040%, 06/15/2027	3,050	2,837
		56,012

Credit Cards — 0.0%

Master Credit Card Trust, Ser 2021-1A, Cl B
0.790%, 11/21/2025 (A)	550	519

Other Asset-Backed Securities — 9.4%

ACRES Commercial Realty, Ser 2021-FL1, Cl A
2.087%, ICE LIBOR USD 1 Month + 1.200%, 06/15/2036 (A)(B)	975	956
Ameriquest Mortgage Securities Asset-Backed Pass-Through, Ser 2005-R9, Cl M1
1.711%, ICE LIBOR USD 1 Month + 0.705%, 11/25/2035 (B)	1,629	1,605
BANK, Ser BN14, Cl A2
4.128%, 09/15/2060	471	472
BANK, Ser BN28, Cl A1
0.628%, 03/15/2063	456	433
BANK, Ser BNK7, Cl ASB
3.265%, 09/15/2060	2,750	2,717
BANK, Ser BNK8, Cl ASB
3.314%, 11/15/2050	2,230	2,206

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Barings CLO, Ser 2017-IA, Cl AR
1.863%, ICE LIBOR USD 3 Month + 0.800%, 01/20/2028 (A)(B)	$1,507	$1,490
Barings CLO, Ser 2018-3A, Cl A1
2.013%, ICE LIBOR USD 3 Month + 0.950%, 07/20/2029 (A)(B)	585	578
BBCMS Trust, Ser BXH, Cl A
1.875%, ICE LIBOR USD 1 Month + 1.000%, 10/15/2037 (A)(B)	1,200	1,159
Bear Stearns Asset Backed Securities I Trust, Ser 2005-HE6, Cl M2
2.011%, ICE LIBOR USD 1 Month + 1.005%, 06/25/2035 (B)	444	443
BSPRT Issuer, Ser 2019-FL5, Cl A
2.025%, ICE LIBOR USD 1 Month + 1.150%, 05/15/2029 (A)(B)	1,166	1,165
Cedar Funding II CLO, Ser 2021-1A, Cl AXR
1.913%, ICE LIBOR USD 3 Month + 0.850%, 04/20/2034 (A)(B)	2,493	2,482
CF Hippolyta Issuer LLC, Ser 2020-1, Cl A1
1.690%, 07/15/2060 (A)	1,105	1,013
CLNC, Ser 2019-FL1, Cl A
2.229%, TSFR1M + 1.364%, 08/20/2035 (A)(B)	2,112	2,091
CNH Equipment Trust, Ser 2020-A, Cl A3
1.160%, 06/16/2025	1,520	1,504
Countrywide Asset-Backed Certificates, Ser 2006-BC4, Cl 2A3
1.486%, ICE LIBOR USD 1 Month + 0.480%, 11/25/2036 (B)	1,302	1,284
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M3
1.981%, ICE LIBOR USD 1 Month + 0.975%, 06/25/2035 (B)	394	391
Dryden 30 Senior Loan Fund, Ser 2017-30A, Cl AR
2.231%, ICE LIBOR USD 3 Month + 0.820%, 11/15/2028 (A)(B)	649	642
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
2.006%, ICE LIBOR USD 1 Month + 1.000%, 04/25/2033 (A)(B)	1,227	1,212
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2006-FF15, Cl A5
1.166%, ICE LIBOR USD 1 Month + 0.160%, 11/25/2036 (B)	2,021	1,990
First Franklin Mortgage Loan Trust, Ser 2006-FF9, Cl 1A
1.256%, ICE LIBOR USD 1 Month + 0.250%, 06/25/2036 (B)	2,078	2,047
Ford Credit Floorplan Master Owner Trust A, Ser 2019-4, Cl A
2.440%, 09/15/2026	12,000	11,677

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Fremont Home Loan Trust, Ser 2005-E, Cl 2A4
1.666%, ICE LIBOR USD 1 Month + 0.660%, 01/25/2036 (B)	$2,819	$2,737
FS Rialto, Ser 2019-FL1, Cl A
2.075%, ICE LIBOR USD 1 Month + 1.200%, 12/16/2036 (A)(B)	1,082	1,078
GPMT, Ser 2019-FL2, Cl A
2.227%, ICE LIBOR USD 1 Month + 1.300%, 02/22/2036 (A)(B)	168	168
Greystone CRE Notes, Ser 2019-FL2, Cl A
2.055%, ICE LIBOR USD 1 Month + 1.180%, 09/15/2037 (A)(B)	1,018	1,003
GSAMP Trust, Ser 2006-HE3, Cl A2C
1.326%, ICE LIBOR USD 1 Month + 0.320%, 05/25/2046 (B)	319	318
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (A)	2,052	1,981
HSI Asset Securitization Trust, Ser 2006-OPT1, Cl M1
1.546%, ICE LIBOR USD 1 Month + 0.540%, 12/25/2035 (B)	1,229	1,218
Invitation Homes Trust, Ser 2018-SFR2, Cl B
1.955%, ICE LIBOR USD 1 Month + 1.080%, 06/17/2037 (A)(B)	742	727
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH4, Cl A5
1.246%, ICE LIBOR USD 1 Month + 0.240%, 05/25/2037 (B)	2,175	2,149
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH4, Cl M1
1.236%, ICE LIBOR USD 1 Month + 0.230%, 05/25/2037 (B)	3,000	2,867
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH5, Cl A1
1.166%, ICE LIBOR USD 1 Month + 0.160%, 06/25/2037 (B)	2,342	2,317
Kubota Credit Owner Trust, Ser 2020-1A, Cl A4
2.260%, 07/15/2026 (A)	1,332	1,313
LCM XXIV, Ser 2021-24A, Cl AR
2.043%, ICE LIBOR USD 3 Month + 0.980%, 03/20/2030 (A)(B)	1,180	1,159
LMREC, Ser 2019-CRE3, Cl A
2.374%, ICE LIBOR USD 1 Month + 1.400%, 12/22/2035 (A)(B)	2,319	2,292
LoanCore Issuer, Ser 2018-CRE1, Cl A
2.005%, ICE LIBOR USD 1 Month + 1.130%, 05/15/2028 (A)(B)	345	344
LoanCore Issuer, Ser 2018-CRE1, Cl AS
2.375%, ICE LIBOR USD 1 Month + 1.500%, 05/15/2028 (A)(B)	1,034	1,034

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
LoanCore Issuer, Ser 2019-CRE2, Cl AS
2.375%, ICE LIBOR USD 1 Month + 1.500%, 05/15/2036 (A)(B)	$1,900	$1,890
LoanCore Issuer, Ser CRE3, Cl A
1.925%, ICE LIBOR USD 1 Month + 1.050%, 04/15/2034 (A)(B)	249	248
Madison Park Funding LII, Ser 2021-52A, Cl X
2.036%, ICE LIBOR USD 3 Month + 0.900%, 01/22/2035 (A)(B)	2,368	2,363
Madison Park Funding XIX, Ser 2020-19A, Cl A1R2
2.056%, ICE LIBOR USD 3 Month + 0.920%, 01/22/2028 (A)(B)	1,116	1,105
Madison Park Funding XVII, Ser 2021-17A, Cl AR2
2.098%, ICE LIBOR USD 3 Month + 1.000%, 07/21/2030 (A)(B)	2,000	1,977
Magnetite XVI, Ser 2018-16A, Cl AR
1.844%, ICE LIBOR USD 3 Month + 0.800%, 01/18/2028 (A)(B)	685	678
Magnetite XVIII, Ser 2021-18A, Cl AR2
2.291%, ICE LIBOR USD 3 Month + 0.880%, 11/15/2028 (A)(B)	2,539	2,508
MF1, Ser 2020-FL4, Cl A
2.611%, TSFR1M + 1.814%, 11/15/2035 (A)(B)	890	890
MF1, Ser FL3, Cl A
2.946%, TSFR1M + 2.164%, 07/15/2035 (A)(B)	157	156
MMAF Equipment Finance LLC, Ser 2020-BA, Cl A3
0.490%, 08/14/2025 (A)	2,770	2,671
Morgan Stanley ABS Capital I Trust, Ser 2006-NC3, Cl A2D
1.546%, ICE LIBOR USD 1 Month + 0.540%, 03/25/2036 (B)	603	587
Morgan Stanley ABS Capital I Trust, Ser 2007-HE7, Cl A2B
2.006%, ICE LIBOR USD 1 Month + 1.000%, 07/25/2037 (B)	1,669	1,652
MVW LLC, Ser 2021-1WA, Cl A
1.140%, 01/22/2041 (A)	2,557	2,354
Navient Private Education Refi Loan Trust, Ser 2019-GA, Cl A
2.400%, 10/15/2068 (A)	6,442	6,257
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (A)	2,595	2,480
Navient Private Education Refi Loan Trust, Ser 2020-FA, Cl A
1.220%, 07/15/2069 (A)	4,089	3,935

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust, Ser 2020-GA, Cl A
1.170%, 09/16/2069 (A)	$686	$654
Navient Private Education Refi Loan Trust, Ser 2020-HA, Cl A
1.310%, 01/15/2069 (A)	2,610	2,508
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (A)	2,047	1,894
Navient Private Education Refi Loan Trust, Ser 2021-BA, Cl A
0.940%, 07/15/2069 (A)	4,913	4,588
Navient Student Loan Trust, Ser 2015-2, Cl A3
1.576%, ICE LIBOR USD 1 Month + 0.570%, 11/26/2040 (B)	806	783
Navient Student Loan Trust, Ser 2017-2A, Cl A
2.056%, ICE LIBOR USD 1 Month + 1.050%, 12/27/2066 (A)(B)	684	680
Navient Student Loan Trust, Ser 2017-3A, Cl A2
1.606%, ICE LIBOR USD 1 Month + 0.600%, 07/26/2066 (A)(B)	597	596
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
1.606%, ICE LIBOR USD 1 Month + 0.600%, 10/27/2036 (A)(B)	279	270
Nelnet Student Loan Trust, Ser 2021-A, Cl APT1
1.360%, 04/20/2062 (A)	7,339	6,826
One New York Plaza Trust, Ser 1NYP, Cl A
1.825%, ICE LIBOR USD 1 Month + 0.950%, 01/15/2036 (A)(B)	952	927
Palmer Square CLO, Ser 2018-1A, Cl A1
2.074%, ICE LIBOR USD 3 Month + 1.030%, 04/18/2031 (A)(B)	500	493
Palmer Square Loan Funding, Ser 2020-1A, Cl A1
2.278%, ICE LIBOR USD 3 Month + 0.800%, 02/20/2028 (A)(B)	453	450
Palmer Square Loan Funding, Ser 2021-2A, Cl A1
2.278%, ICE LIBOR USD 3 Month + 0.800%, 05/20/2029 (A)(B)	1,438	1,421
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2005-WCW3, Cl M1
1.726%, ICE LIBOR USD 1 Month + 0.720%, 08/25/2035 (B)	519	532

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
People's Choice Home Loan Securities Trust, Ser 2005-4, Cl 1A3
1.686%, ICE LIBOR USD 1 Month + 0.680%, 12/25/2035 (B)	$1,820	$1,721
PFS Financing, Ser 2021-A, Cl A
0.710%, 04/15/2026 (A)	1,350	1,273
PFS Financing, Ser 2022-B, Cl A
0.999%, SOFR30A + 0.600%, 02/15/2026 (A)(B)	2,400	2,382
PHEAA Student Loan Trust, Ser 2016-1A, Cl A
2.156%, ICE LIBOR USD 1 Month + 1.150%, 09/25/2065 (A)(B)	1,184	1,171
Progress Residential Trust, Ser 2020-SFR2, Cl A
2.078%, 06/17/2037 (A)	1,879	1,788
RAMP Series Trust, Ser 2006-NC2, Cl A3
1.586%, ICE LIBOR USD 1 Month + 0.580%, 02/25/2036 (B)	462	459
RAMP Series Trust, Ser 2006-RZ4, Cl A3
1.276%, ICE LIBOR USD 1 Month + 0.270%, 10/25/2036 (B)	169	168
Reese Park CLO, Ser 2021-1A, Cl XR
1.944%, ICE LIBOR USD 3 Month + 0.900%, 10/15/2034 (A)(B)	1,100	1,098
Saxon Asset Securities Trust, Ser 2006-3, Cl A3
1.176%, ICE LIBOR USD 1 Month + 0.170%, 10/25/2046 (B)	2,084	2,037
Sequoia Infrastructure Funding I, Ser 2021-1A, Cl A
2.444%, ICE LIBOR USD 3 Month + 1.400%, 04/15/2031 (A)(B)	4,756	4,727
Sierra Timeshare Receivables Funding LLC, Ser 2019-1A, Cl A
3.200%, 01/20/2036 (A)	1,120	1,108
Sierra Timeshare Receivables Funding LLC, Ser 2019-3A, Cl A
2.340%, 08/20/2036 (A)	857	832
SLC Student Loan Trust, Ser 2005-3, Cl A3
0.946%, ICE LIBOR USD 3 Month + 0.120%, 06/15/2029 (B)	501	499
SLC Student Loan Trust, Ser 2007-1, Cl A4
1.471%, ICE LIBOR USD 3 Month + 0.060%, 05/15/2029 (B)	771	756
SLM Student Loan Trust, Ser 2003-10A, Cl A3
1.296%, ICE LIBOR USD 3 Month + 0.470%, 12/15/2027 (A)(B)	65	65
SLM Student Loan Trust, Ser 2003-11, Cl A6
1.376%, ICE LIBOR USD 3 Month + 0.550%, 12/15/2025 (A)(B)	182	182

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2004-1, Cl A4
1.444%, ICE LIBOR USD 3 Month + 0.260%, 10/27/2025 (B)	$179	$178
SLM Student Loan Trust, Ser 2005-4, Cl A3
1.304%, ICE LIBOR USD 3 Month + 0.120%, 01/25/2027 (B)	484	482
SLM Student Loan Trust, Ser 2005-5, Cl A4
1.324%, ICE LIBOR USD 3 Month + 0.140%, 10/25/2028 (B)	476	472
SLM Student Loan Trust, Ser 2012-2, Cl A
1.706%, ICE LIBOR USD 1 Month + 0.700%, 01/25/2029 (B)	879	842
SLM Student Loan Trust, Ser 2013-2, Cl A
1.456%, ICE LIBOR USD 1 Month + 0.450%, 06/25/2043 (B)	1,072	1,047
SLM Student Loan Trust, Ser 2013-4, Cl A
1.556%, ICE LIBOR USD 1 Month + 0.550%, 06/25/2043 (B)	1,106	1,076
SoFi Professional Loan Program LLC, Ser 2021-B, Cl AFX
1.140%, 02/15/2047 (A)	1,238	1,130
Stratus CLO, Ser 2021-2A, Cl A
1.963%, ICE LIBOR USD 3 Month + 0.900%, 12/28/2029 (A)(B)	185	183
Tricon American Homes Trust, Ser 2017-SFR2, Cl A
2.928%, 01/17/2036 (A)	1,893	1,875
Tricon American Homes Trust, Ser 2017-SFR2, Cl B
3.275%, 01/17/2036 (A)	1,545	1,522
TRTX Issuer, Ser 2019-FL3, Cl A
2.061%, TSFR1M + 1.264%, 10/15/2034 (A)(B)	1,815	1,807
Voya CLO, Ser 2021-3A, Cl XR
1.913%, ICE LIBOR USD 3 Month + 0.850%, 04/20/2034 (A)(B)	2,057	2,044
Wells Fargo Home Equity Trust, Ser 2006-1, Cl M3
1.501%, ICE LIBOR USD 1 Month + 0.495%, 05/25/2036 (B)	1,528	1,513
		151,072

Total Asset-Backed Securities
(Cost $212,964) ($ Thousands)		207,603

MUNICIPAL BONDS — 4.6%
Alabama — 0.3%
Alabama State, Federal Aid Highway Finance Authority, Ser B, RB
1.038%, 09/01/2025	5,635	5,233

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Limited Duration Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
California — 0.2%
Riverside County, Pension Obligation, RB
2.363%, 02/15/2023	$2,855	$2,845

Colorado — 0.3%
Denver, Airport System Revenue, Ser C, RB
1.115%, 11/15/2024	3,475	3,321
0.877%, 11/15/2023	2,350	2,291

		5,612

Florida — 0.4%
Hillsborough County, Aviation Authority, Sub-Ser, RB
2.036%, 10/01/2024	2,575	2,505
Miami-Dade County, Aviation Revenue, Ser B, RB
2.949%, 10/01/2025	3,145	3,098
1.229%, 10/01/2025	370	345

		5,948

Illinois — 0.1%
Chicago O'Hare, International Airport, Ser D, RB
1.168%, 01/01/2024	2,375	2,307

Michigan — 0.3%
Michigan State, Finance Authority, RB
0.487%, 10/01/2023	4,460	4,346

New Jersey — 0.2%
New Jersey State, Turnpike Authority, Ser B, RB
0.638%, 01/01/2024	3,595	3,458

New York — 2.2%
Long Island, Power Authority, Ser C, RB
0.764%, 03/01/2023	3,610	3,567
New York & New Jersey, Port Authority, Ser AAA, RB
1.086%, 07/01/2023	11,480	11,296
New York City, Housing Development, RB, HUD SECT 8
2.774%, 01/01/2024	6,650	6,628
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser A3, RB
2.710%, 08/01/2023	5,095	5,100
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB
2.310%, 11/01/2026	820	774
New York State, Dormitory Authority, RB
0.887%, 03/15/2025	6,915	6,458

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, Ser D, RB
5.000%, 03/15/2024	$950	$982

		34,805

South Carolina — 0.4%
South Carolina State, Public Service Authority, Ser D, RB
2.388%, 12/01/2023	6,892	6,806

Texas — 0.2%
Dallas Fort Worth, International Airport, Ser A, RB
1.939%, 11/01/2023	3,500	3,462

Total Municipal Bonds
(Cost $77,154) ($ Thousands)		74,822

COMMERCIAL PAPER — 2.0%
Anthem
0.960%, 06/01/2022 (C)	15,000	15,000
Baltimore Gas
1.020%, 06/01/2022 (C)	1,000	1,000
Brookfield U.S. Holdings
1.180%, 06/01/2022 (C)	16,500	16,499
Total Commercial Paper
(Cost $32,500) ($ Thousands)		32,499

	Shares
CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	26,700,246	26,700

Total Cash Equivalent
(Cost $26,700) ($ Thousands)		26,700

Total Investments in Securities — 105.0%
(Cost $1,730,803) ($ Thousands)		$1,690,190

SEI Institutional Investments Trust / Annual Report / May 31, 2022

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	183	Oct-2022	$38,626	$38,632	$6

Short Contracts
U.S. 5-Year Treasury Note	(432)	Oct-2022	$(48,984)	$(48,796)	$188
U.S. Ultra Long Treasury Bond	(30)	Sep-2022	(4,769)	(4,673)	96
Ultra 10-Year U.S. Treasury Note	(112)	Sep-2022	(14,510)	(14,390)	120
			(68,263)	(67,859)	404
			$(29,637)	$(29,227)	$410

Percentages are based on Net Assets of $1,609,322 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $371,610 ($ Thousands), representing 23.1% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Interest rate represents the security's effective yield at the time of purchase.

ABS — Asset-Backed Security
ARM — Adjustable Rate Mortgage
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
DAC — Designated Activity Company
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FREMF— Freddie Mac Multi-Family
GNMA — Government National Mortgage Association
ICE— Intercontinental Exchange
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
TBA — To Be Announced

UMBS — Uniform Mortgage Backed Securities
USD — U.S. Dollar

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	551,561	–	551,561
U.S. Treasury Obligations	–	509,321	–	509,321
Mortgage-Backed Securities	–	287,684	–	287,684
Asset-Backed Securities	–	207,603	–	207,603
Municipal Bonds	–	74,822	–	74,822
Commercial Paper	–	32,499	–	32,499
Cash Equivalent	26,700	–	–	26,700
Total Investments in Securities	26,700	1,663,490	–	1,690,190

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	410	–	–	410
Total Other Financial Instruments	410	–	–	410

*	Futures contracts are valued at the unrealized appreciation on the instruments.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$81,577	$1,762,881	$(1,817,758)	$—	$-	$26,700	26,700,246	$20	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Intermediate Duration Credit Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 88.2%
Communication Services — 5.3%
Alphabet
2.250%, 08/15/2060	$1,273	$864
1.900%, 08/15/2040	3,990	2,969
America Movil
6.125%, 03/30/2040	3,475	3,927
AT&T
8.750%, 11/15/2031	1,150	1,491
6.800%, 05/15/2036	2,915	3,442
4.900%, 08/15/2037	3,040	3,088
3.650%, 06/01/2051	3,295	2,741
3.650%, 09/15/2059	2,201	1,762
3.550%, 09/15/2055	3,760	3,011
3.500%, 09/15/2053	920	742
2.250%, 02/01/2032	2,430	2,055
0.000%, 11/27/2022 (A)(B)	6,000	5,903
Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, 07/23/2025	115	117
4.464%, 07/23/2022	26	26
Comcast
5.650%, 06/15/2035	285	321
4.200%, 08/15/2034	11,767	11,848
4.049%, 11/01/2052	935	877
3.969%, 11/01/2047	4,018	3,669
3.950%, 10/15/2025	4,315	4,402
3.900%, 03/01/2038	1,440	1,375
3.700%, 04/15/2024	165	168
3.400%, 04/01/2030	1,185	1,148
3.400%, 07/15/2046	1,165	989
3.375%, 02/15/2025	8,435	8,496
3.375%, 08/15/2025	2,525	2,534
3.300%, 02/01/2027	1,870	1,851

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.150%, 03/01/2026	$3,575	$3,543
3.150%, 02/15/2028	860	840
2.987%, 11/01/2063 (A)	4,549	3,287
2.937%, 11/01/2056 (A)	5,978	4,458
2.887%, 11/01/2051 (A)	4,190	3,179
1.500%, 02/15/2031	15,545	12,894
Comcast Cable Communications Holdings
9.455%, 11/15/2022	3,850	3,979
Cox Communications
1.800%, 10/01/2030 (A)	3,600	2,935
Discovery Communications LLC
5.000%, 09/20/2037	1,310	1,270
2.950%, 03/20/2023	2,362	2,358
Magallanes
5.141%, 03/15/2052 (A)	5,970	5,342
4.279%, 03/15/2032 (A)	2,625	2,453
NTT Finance
1.591%, 04/03/2028 (A)	6,835	6,014
1.162%, 04/03/2026 (A)	6,955	6,331
Paramount Global
6.875%, 04/30/2036	2,760	3,094
5.850%, 09/01/2043	589	590
4.750%, 05/15/2025	1,188	1,218
4.375%, 03/15/2043	3,205	2,697
Time Warner Cable LLC
6.750%, 06/15/2039	1,635	1,742
6.550%, 05/01/2037	2,145	2,267
T-Mobile USA
3.875%, 04/15/2030	3,110	2,991
2.050%, 02/15/2028	4,220	3,762
Verizon Communications
7.750%, 12/01/2030	1,750	2,187
4.862%, 08/21/2046	1,062	1,109
4.329%, 09/21/2028	3,235	3,292
4.272%, 01/15/2036	3,735	3,689
3.550%, 03/22/2051	2,210	1,866
2.987%, 10/30/2056	1,857	1,377
1.750%, 01/20/2031	1,478	1,224
Walt Disney
6.400%, 12/15/2035	3,085	3,731
4.700%, 03/23/2050	3,790	3,925
3.600%, 01/13/2051	4,045	3,582
2.750%, 09/01/2049	8,448	6,388
2.000%, 09/01/2029	2,550	2,252

		181,682

Consumer Discretionary — 3.7%
7-Eleven
0.800%, 02/10/2024 (A)	1,669	1,597
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	3,301	3,103

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Amazon.com
3.950%, 04/13/2052	$13,878	$13,371
3.875%, 08/22/2037	4,445	4,375
3.100%, 05/12/2051	9,075	7,570
2.800%, 08/22/2024	3,085	3,088
1.650%, 05/12/2028	2,545	2,297
American Honda Finance MTN
0.400%, 10/21/2022	4,678	4,654
Aptiv PLC
2.396%, 02/18/2025	3,280	3,170
BMW US Capital LLC
3.700%, 04/01/2032 (A)	3,310	3,183
3.250%, 04/01/2025 (A)	1,360	1,353
2.550%, 04/01/2031 (A)	11,170	9,859
British Airways Pass-Through Trust, Ser 2020-1A
4.250%, 11/15/2032 (A)	1,436	1,375
Ferguson Finance PLC
4.500%, 10/24/2028 (A)	1,717	1,708
3.250%, 06/02/2030 (A)	4,865	4,355
Ford Motor Credit LLC
4.271%, 01/09/2027	3,050	2,927
General Motors Financial
1.700%, 08/18/2023	7,485	7,366
Home Depot
4.500%, 12/06/2048	2,065	2,088
4.400%, 03/15/2045	2,450	2,444
4.250%, 04/01/2046	400	389
3.900%, 06/15/2047	1,505	1,396
3.500%, 09/15/2056	3,195	2,735
3.350%, 09/15/2025	620	626
3.350%, 04/15/2050	810	686
3.300%, 04/15/2040	910	804
3.250%, 04/15/2032	4,344	4,158
2.800%, 09/14/2027	3,440	3,331
2.750%, 09/15/2051	3,000	2,279
Hyundai Capital America
1.250%, 09/18/2023 (A)	5,075	4,942
Lowe's
1.300%, 04/15/2028	3,000	2,598
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,565	4,349
President & Fellows of Harvard College
3.745%, 11/15/2052	7,155	7,029
QVC
4.850%, 04/01/2024	1,060	1,034
Resorts World Las Vegas LLC / RWLV Capital
4.625%, 04/06/2031 (A)	2,465	2,030
University of Southern California
2.805%, 10/01/2050	209	163
Volkswagen Group of America Finance LLC
1.250%, 11/24/2025 (A)	5,960	5,457

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
XLIT
5.250%, 12/15/2043	$2,417	$2,672

		126,561

Consumer Staples — 6.2%
Advocate Health & Hospitals
2.211%, 06/15/2030	3,670	3,144
Altria Group
9.950%, 11/10/2038	1,818	2,419
5.800%, 02/14/2039	90	88
4.500%, 05/02/2043	415	339
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide
4.900%, 02/01/2046	270	269
4.700%, 02/01/2036	2,761	2,795
Anheuser-Busch InBev Worldwide
8.000%, 11/15/2039	5,774	7,708
4.750%, 01/23/2029	5,220	5,429
Archer-Daniels-Midland
2.700%, 09/15/2051	2,580	1,991
Ascension Health
2.532%, 11/15/2029	3,760	3,395
BAT Capital
4.390%, 08/15/2037	3,458	2,953
2.259%, 03/25/2028	5,225	4,517
Cargill
4.000%, 06/22/2032 (A)	15,475	15,525
Coca-Cola
2.000%, 03/05/2031	4,030	3,548
Costco Wholesale
1.600%, 04/20/2030	3,000	2,580
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	1,793	2,073
7.507%, 01/10/2032 (A)	1,243	1,408
6.036%, 12/10/2028	2,234	2,350
4.163%, 08/11/2036 (A)	1,790	1,727
GSK Consumer Healthcare Capital US LLC
3.024%, 03/24/2024 (A)	12,645	12,584
Health Care Service, A Mutual Legal Reserve
3.200%, 06/01/2050 (A)	3,025	2,405
Hormel Foods
0.650%, 06/03/2024	2,950	2,823
JBS Finance Luxembourg Sarl
2.500%, 01/15/2027 (A)	4,545	4,082
JBS USA LUX/ JBS USA Food/ JBS USA Finance
3.000%, 02/02/2029 (A)	3,005	2,656
JDE Peet's
0.800%, 09/24/2024 (A)	10,830	10,143
Kaiser Foundation Hospitals
3.150%, 05/01/2027	2,005	1,960

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kroger
3.850%, 08/01/2023	$2,700	$2,730
Mars
4.200%, 04/01/2059 (A)	1,620	1,509
3.600%, 04/01/2034 (A)	1,790	1,699
3.200%, 04/01/2030 (A)	2,435	2,311
2.700%, 04/01/2025 (A)	6,135	6,036
2.375%, 07/16/2040 (A)	5,406	4,076
Nestle Holdings
3.500%, 09/24/2025 (A)	5,465	5,543
New York and Presbyterian Hospital
1.651%, 08/01/2030	2,487	2,044
Northwestern University
4.643%, 12/01/2044	120	124
3.662%, 12/01/2057	2,110	1,913
Novartis Capital
3.000%, 11/20/2025	4,530	4,541
OhioHealth
2.834%, 11/15/2041	4,000	3,186
PepsiCo
1.950%, 10/21/2031	5,520	4,802
1.625%, 05/01/2030	1,470	1,272
Philip Morris International
4.500%, 03/20/2042	2,830	2,531
4.375%, 11/15/2041	2,207	1,946
3.875%, 08/21/2042	3,890	3,208
0.875%, 05/01/2026	3,360	3,020
Providence St. Joseph Health Obligated Group
2.532%, 10/01/2029	8,511	7,576
Reynolds American
8.125%, 05/01/2040	980	1,136
7.250%, 06/15/2037	2,870	3,113
4.450%, 06/12/2025	1,735	1,757
Roche Holdings
2.625%, 05/15/2026 (A)	3,145	3,064
2.076%, 12/13/2031 (A)	12,035	10,517
1.930%, 12/13/2028 (A)	10,791	9,767
SSM Health Care
3.688%, 06/01/2023	7,331	7,373
Stanford Health Care
3.310%, 08/15/2030	1,090	1,043
Takeda Pharmaceutical
2.050%, 03/31/2030	3,352	2,872
University of Southern California
5.250%, 10/01/2111	3,575	3,826
Walmart
2.550%, 04/11/2023	8,355	8,375
2.375%, 09/24/2029	779	720

		214,541

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Energy — 5.5%
Baker Hughes Holdings LLC
2.061%, 12/15/2026	$5,585	$5,203
BP Capital Markets America
3.937%, 09/21/2028	2,430	2,438
3.379%, 02/08/2061	3,116	2,480
3.060%, 06/17/2041	335	277
3.001%, 03/17/2052	2,780	2,133
3.000%, 02/24/2050	340	263
2.939%, 06/04/2051	3,795	2,871
2.772%, 11/10/2050	1,810	1,327
2.721%, 01/12/2032	1,555	1,399
BP Capital Markets PLC
3.723%, 11/28/2028	7,159	7,084
Cameron LNG LLC
2.902%, 07/15/2031 (A)	478	433
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/2027	2,120	2,184
3.700%, 11/15/2029	2,205	2,084
2.742%, 12/31/2039	2,925	2,401
Chevron
2.895%, 03/03/2024	4,410	4,424
2.236%, 05/11/2030	7,687	6,944
Colonial Enterprises
3.250%, 05/15/2030 (A)	3,660	3,417
ConocoPhillips
4.025%, 03/15/2062 (A)	4,165	3,803
Diamondback Energy
3.125%, 03/24/2031	2,740	2,485
Energy Transfer
4.000%, 10/01/2027	1,395	1,354
Eni SpA
4.000%, 09/12/2023 (A)	6,800	6,864
Enterprise Products Operating LLC
3.900%, 02/15/2024	4,250	4,299
EOG Resources
4.375%, 04/15/2030	2,105	2,172
Equinor
3.250%, 11/18/2049	1,385	1,157
2.875%, 04/06/2025	3,480	3,457
2.375%, 05/22/2030	2,240	2,018
Exxon Mobil
4.227%, 03/19/2040	5,940	5,944
4.114%, 03/01/2046	1,725	1,668
3.452%, 04/15/2051	6,550	5,669
3.095%, 08/16/2049	1,130	922
3.043%, 03/01/2026	1,985	1,974
2.995%, 08/16/2039	2,830	2,426
1.571%, 04/15/2023	7,580	7,550
Galaxy Pipeline Assets Bidco
2.625%, 03/31/2036 (A)	2,555	2,136
1.750%, 09/30/2027 (A)	3,947	3,728

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Hess
6.000%, 01/15/2040	$2,790	$2,963
HF Sinclair
5.875%, 04/01/2026 (A)	2,080	2,125
MPLX
4.950%, 03/14/2052	2,580	2,376
Reliance Industries
3.625%, 01/12/2052 (A)	4,510	3,498
2.875%, 01/12/2032 (A)	2,455	2,102
Sabal Trail Transmission LLC
4.246%, 05/01/2028 (A)	3,760	3,776
Saudi Arabian Oil
1.625%, 11/24/2025 (A)	1,810	1,697
1.250%, 11/24/2023 (A)	8,925	8,680
Schlumberger Finance Canada
1.400%, 09/17/2025	2,565	2,421
Schlumberger Holdings
3.900%, 05/17/2028 (A)	1,399	1,367
Shell International Finance BV
6.375%, 12/15/2038	1,610	1,979
4.550%, 08/12/2043	3,245	3,269
4.125%, 05/11/2035	4,275	4,253
4.000%, 05/10/2046	3,265	3,065
3.750%, 09/12/2046	4,600	4,129
3.250%, 05/11/2025	2,315	2,328
2.500%, 09/12/2026	345	335
2.375%, 11/07/2029	2,990	2,711
Spectra Energy Partners
3.375%, 10/15/2026	2,020	1,969
Suncor Energy
3.100%, 05/15/2025	3,895	3,836
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	3,445	4,286
2.900%, 03/01/2030 (A)	4,230	3,777
Texas Eastern Transmission LP
3.500%, 01/15/2028 (A)	3,373	3,241
TotalEnergies Capital
3.883%, 10/11/2028	5,330	5,371
TotalEnergies Capital International
3.386%, 06/29/2060	675	544
3.127%, 05/29/2050	2,405	1,935
2.986%, 06/29/2041	265	219
TransCanada PipeLines
3.750%, 10/16/2023	5,000	5,039

		190,279

Financials — 33.6%
AIA Group
3.600%, 04/09/2029 (A)	9,500	9,269
AIG Global Funding
0.450%, 12/08/2023 (A)	5,260	5,038

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	$1,581	$1,892
Alleghany
3.250%, 08/15/2051	2,927	2,245
American Express
2.500%, 08/01/2022	6,052	6,057
American International Group
4.800%, 07/10/2045	300	298
4.750%, 04/01/2048	165	168
4.375%, 06/30/2050	555	530
Ameriprise Financial
4.000%, 10/15/2023	2,450	2,487
Antares Holdings
3.950%, 07/15/2026 (A)	2,915	2,642
ANZ New Zealand International
1.250%, 06/22/2026 (A)	6,215	5,624
Apollo Management Holdings
5.000%, 03/15/2048 (A)	690	696
4.400%, 05/27/2026 (A)	1,140	1,147
4.000%, 05/30/2024 (A)	6,353	6,353
ASB Bank
1.625%, 10/22/2026 (A)	4,940	4,488
Athene Global Funding
3.000%, 07/01/2022 (A)	940	941
2.950%, 11/12/2026 (A)	6,830	6,423
2.673%, 06/07/2031 (A)	10,155	8,487
2.500%, 03/24/2028 (A)	10,320	9,182
Banco Bilbao Vizcaya Argentaria
1.125%, 09/18/2025	4,205	3,831
Banco Santander
2.746%, 05/28/2025	4,300	4,137
2.706%, 06/27/2024	7,675	7,554
1.722%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 09/14/2027 (C)	820	730
Bank of America
6.000%, 10/15/2036	485	556
4.571%, U.S. SOFR + 1.830%, 04/27/2033 (C)	5,000	5,051
3.366%, ICE LIBOR USD 3 Month + 0.810%, 01/23/2026 (C)	14,685	14,464
3.311%, U.S. SOFR + 1.580%, 04/22/2042 (C)	14,510	12,181
3.004%, ICE LIBOR USD 3 Month + 0.790%, 12/20/2023 (C)	2,399	2,398
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (C)	1,515	1,344
2.972%, U.S. SOFR + 1.560%, 07/21/2052 (C)	6,153	4,658
2.687%, U.S. SOFR + 1.320%, 04/22/2032 (C)	2,685	2,340
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (C)	6,960	5,969

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of America MTN
4.330%, ICE LIBOR USD 3 Month + 1.520%, 03/15/2050 (C)	$1,420	$1,356
4.271%, ICE LIBOR USD 3 Month + 1.310%, 07/23/2029 (C)	10,395	10,324
4.244%, ICE LIBOR USD 3 Month + 1.814%, 04/24/2038 (C)	4,228	4,094
4.183%, 11/25/2027	7,575	7,520
3.705%, ICE LIBOR USD 3 Month + 1.512%, 04/24/2028 (C)	18,945	18,515
3.559%, ICE LIBOR USD 3 Month + 1.060%, 04/23/2027 (C)	665	653
3.458%, ICE LIBOR USD 3 Month + 0.970%, 03/15/2025 (C)	10,455	10,448
3.248%, 10/21/2027	3,735	3,617
2.884%, ICE LIBOR USD 3 Month + 1.190%, 10/22/2030 (C)	5,995	5,414
2.676%, U.S. SOFR + 1.930%, 06/19/2041 (C)	13,075	10,076
Bank of Montreal MTN
3.300%, 02/05/2024	4,940	4,966
1.250%, 09/15/2026	3,825	3,441
0.625%, 07/09/2024	4,375	4,149
Bank of New York Mellon MTN
2.450%, 08/17/2026	705	679
Bank of Nova Scotia
4.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.551%(C)(D)	3,150	3,062
0.650%, 07/31/2024	5,281	4,990
Barclays PLC
4.375%, 01/12/2026	4,465	4,479
3.932%, ICE LIBOR USD 3 Month + 1.610%, 05/07/2025 (C)	4,765	4,758
Berkshire Hathaway
4.500%, 02/11/2043	865	856
3.125%, 03/15/2026	1,978	1,978
Berkshire Hathaway Finance
3.850%, 03/15/2052	5,710	5,207
2.850%, 10/15/2050	3,685	2,811
1.450%, 10/15/2030	4,000	3,323
Blackstone Holdings Finance LLC
5.000%, 06/15/2044 (A)	738	741
4.750%, 02/15/2023 (A)	2,014	2,035
4.450%, 07/15/2045 (A)	1,534	1,430
3.500%, 09/10/2049 (A)	2,250	1,818
3.150%, 10/02/2027 (A)	1,878	1,800
2.550%, 03/30/2032 (A)	2,000	1,716
2.000%, 01/30/2032 (A)	6,820	5,598
Blackstone Private Credit Fund
2.625%, 12/15/2026 (A)	2,920	2,536
Blackstone Secured Lending Fund
3.625%, 01/15/2026	3,105	2,956

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BNP Paribas
2.219%, U.S. SOFR + 2.074%, 06/09/2026 (A)(C)	$4,320	$4,060
2.159%, U.S. SOFR + 1.218%, 09/15/2029 (A)(C)	2,305	1,983
1.323%, U.S. SOFR + 1.004%, 01/13/2027 (A)(C)	6,205	5,542
Brighthouse Financial Global Funding MTN
1.000%, 04/12/2024 (A)	3,400	3,248
Brookfield Finance
2.724%, 04/15/2031	2,500	2,171
Canadian Imperial Bank of Commerce
0.950%, 10/23/2025	3,400	3,109
Cantor Fitzgerald
4.500%, 04/14/2027 (A)	2,435	2,379
Capital One Financial
3.650%, 05/11/2027	4,523	4,404
3.300%, 10/30/2024	2,868	2,849
Carlyle Finance Subsidiary LLC
3.500%, 09/19/2029 (A)	2,697	2,529
CDP Financial
5.600%, 11/25/2039 (A)	700	817
Charles Schwab
2.650%, 01/25/2023	3,996	4,003
Chubb INA Holdings
4.350%, 11/03/2045	1,138	1,110
3.050%, 12/15/2061	7,455	5,613
2.850%, 12/15/2051	3,745	2,850
CI Financial
4.100%, 06/15/2051	4,995	3,556
3.200%, 12/17/2030	6,030	4,979
Cincinnati Financial
6.920%, 05/15/2028	3,363	3,891
6.125%, 11/01/2034	2,882	3,375
Citadel
4.875%, 01/15/2027 (A)	3,820	3,816
Citadel Finance LLC
3.375%, 03/09/2026 (A)	3,615	3,353
Citigroup
8.125%, 07/15/2039	3,119	4,283
5.500%, 09/13/2025	970	1,015
4.910%, U.S. SOFR + 2.086%, 05/24/2033 (C)	3,330	3,420
4.750%, 05/18/2046	1,040	993
4.650%, 07/23/2048	3,288	3,280
4.450%, 09/29/2027	195	196
4.281%, ICE LIBOR USD 3 Month + 1.839%, 04/24/2048 (C)	2,918	2,750
3.400%, 05/01/2026	6,375	6,283
3.352%, ICE LIBOR USD 3 Month + 0.897%, 04/24/2025 (C)	6,380	6,337
3.300%, 04/27/2025	2,490	2,471

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.904%, U.S. SOFR + 1.379%, 11/03/2042 (C)	$2,160	$1,674
1.462%, U.S. SOFR + 0.770%, 06/09/2027 (C)	3,767	3,390
CME Group
5.300%, 09/15/2043	2,500	2,775
4.150%, 06/15/2048	1,989	1,933
Commonwealth Bank of Australia
1.125%, 06/15/2026 (A)	3,668	3,323
Cooperatieve Rabobank UA
3.875%, 09/26/2023 (A)	3,000	3,028
3.758%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.420%, 04/06/2033 (A)(C)	5,555	5,194
1.826%, ICE LIBOR USD 3 Month + 0.860%, 09/26/2023 (A)(C)	6,790	6,840
Corebridge Financial
3.900%, 04/05/2032 (A)	2,690	2,556
3.850%, 04/05/2029 (A)	5,000	4,798
3.500%, 04/04/2025 (A)	4,430	4,388
Credit Agricole
1.247%, U.S. SOFR + 0.892%, 01/26/2027 (A)(C)	4,335	3,867
Credit Agricole MTN
3.750%, 04/24/2023 (A)	4,640	4,667
Credit Suisse Group
2.193%, U.S. SOFR + 2.044%, 06/05/2026 (A)(C)	7,200	6,667
Credit Suisse NY
3.700%, 02/21/2025	7,050	7,017
Deutsche Bank NY
3.035%, U.S. SOFR + 1.718%, 05/28/2032 (C)	1,785	1,481
0.962%, 11/08/2023	4,800	4,637
0.898%, 05/28/2024	5,285	5,007
Empower Finance 2020
3.075%, 09/17/2051 (A)	1,255	930
Enstar Group
3.100%, 09/01/2031	3,285	2,762
Equitable Financial Life Global Funding
1.400%, 07/07/2025 (A)	1,473	1,375
1.400%, 08/27/2027 (A)	1,973	1,740
0.800%, 08/12/2024 (A)	2,165	2,043
Equitable Financial Life Global Funding MTN
1.300%, 07/12/2026 (A)	5,251	4,751
F&G Global Funding
1.750%, 06/30/2026 (A)	5,611	5,091
Fairfax Financial Holdings
3.375%, 03/03/2031	2,495	2,225
Farmers Exchange Capital III
5.454%, ICE LIBOR USD 3 Month + 3.454%, 10/15/2054 (A)(C)	1,750	1,811

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Federation des Caisses Desjardins du Quebec
0.700%, 05/21/2024 (A)	$5,845	$5,543
Fifth Third Bancorp
2.550%, 05/05/2027	1,920	1,801
First Republic Bank
1.912%, U.S. SOFR + 0.620%, 02/12/2024 (C)	2,800	2,774
Five Corners Funding Trust
4.419%, 11/15/2023 (A)	4,190	4,252
GA Global Funding Trust
3.850%, 04/11/2025 (A)	6,000	5,959
1.950%, 09/15/2028 (A)	6,145	5,367
1.625%, 01/15/2026 (A)	2,345	2,135
Goldman Sachs Capital I
6.345%, 02/15/2034	2,200	2,452
Goldman Sachs Group
6.750%, 10/01/2037	445	520
6.450%, 05/01/2036	670	760
4.750%, 10/21/2045	195	194
4.411%, ICE LIBOR USD 3 Month + 1.430%, 04/23/2039 (C)	3,365	3,241
4.017%, ICE LIBOR USD 3 Month + 1.373%, 10/31/2038 (C)	1,517	1,426
3.850%, 01/26/2027	155	154
3.800%, 03/15/2030	820	783
3.500%, 01/23/2025	2,485	2,489
3.500%, 11/16/2026	8,613	8,502
3.436%, U.S. SOFR + 1.632%, 02/24/2043 (C)	2,318	1,953
3.272%, ICE LIBOR USD 3 Month + 1.201%, 09/29/2025 (C)	11,575	11,460
3.210%, U.S. SOFR + 1.513%, 04/22/2042 (C)	8,660	7,110
3.102%, U.S. SOFR + 1.410%, 02/24/2033 (C)	11,335	10,072
2.908%, U.S. SOFR + 1.472%, 07/21/2042 (C)	415	323
2.650%, U.S. SOFR + 1.264%, 10/21/2032 (C)	1,439	1,233
2.640%, U.S. SOFR + 1.114%, 02/24/2028 (C)	4,950	4,616
2.600%, 02/07/2030	725	639
2.581%, ICE LIBOR USD 3 Month + 1.170%, 05/15/2026 (C)	1,125	1,126
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (C)	9,570	8,040
1.992%, U.S. SOFR + 1.090%, 01/27/2032 (C)	1,620	1,331
1.948%, U.S. SOFR + 0.913%, 10/21/2027 (C)	6,425	5,857
1.431%, U.S. SOFR + 0.798%, 03/09/2027 (C)	9,275	8,380

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Goldman Sachs Group MTN
4.800%, 07/08/2044	$7,340	$7,333
HSBC Bank PLC
7.650%, 05/01/2025	3,080	3,350
HSBC Bank USA
7.000%, 01/15/2039	7,096	8,716
HSBC Holdings PLC
4.041%, ICE LIBOR USD 3 Month + 1.546%, 03/13/2028 (C)	11,362	11,075
2.999%, U.S. SOFR + 1.430%, 03/10/2026 (C)	1,140	1,104
ING Groep
4.625%, 01/06/2026 (A)	3,790	3,849
4.252%, U.S. SOFR + 2.070%, 03/28/2033 (C)	415	397
4.100%, 10/02/2023	3,950	4,005
3.869%, U.S. SOFR + 1.640%, 03/28/2026 (C)	5,605	5,565
3.550%, 04/09/2024	4,910	4,915
Intercontinental Exchange
4.250%, 09/21/2048	1,454	1,337
3.000%, 06/15/2050	2,750	2,092
Jackson Financial
3.125%, 11/23/2031 (A)	3,295	2,760
JPMorgan Chase
8.750%, 09/01/2030	1,361	1,739
7.750%, 07/15/2025	1,690	1,880
6.400%, 05/15/2038	5,612	6,726
5.500%, 10/15/2040	1,000	1,089
4.586%, U.S. SOFR + 1.800%, 04/26/2033 (C)	3,125	3,210
4.260%, ICE LIBOR USD 3 Month + 1.580%, 02/22/2048 (C)	1,425	1,357
3.964%, ICE LIBOR USD 3 Month + 1.380%, 11/15/2048 (C)	45	41
3.897%, ICE LIBOR USD 3 Month + 1.220%, 01/23/2049 (C)	2,930	2,606
3.882%, ICE LIBOR USD 3 Month + 1.360%, 07/24/2038 (C)	6,195	5,804
3.875%, 09/10/2024	7,580	7,677
3.509%, ICE LIBOR USD 3 Month + 0.945%, 01/23/2029 (C)	15,247	14,692
3.328%, U.S. SOFR + 1.580%, 04/22/2052 (C)	8,570	6,980
3.220%, ICE LIBOR USD 3 Month + 1.155%, 03/01/2025 (C)	2,495	2,481
3.200%, 06/15/2026	1,300	1,284
3.157%, U.S. SOFR + 1.460%, 04/22/2042 (C)	14,070	11,546
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (C)	250	194
2.963%, U.S. SOFR + 1.260%, 01/25/2033 (C)	1,475	1,317

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.522%, U.S. SOFR + 2.040%, 04/22/2031 (C)	$2,203	$1,940
2.069%, U.S. SOFR + 1.015%, 06/01/2029 (C)	5,010	4,429
1.953%, U.S. SOFR + 1.065%, 02/04/2032 (C)	2,525	2,094
1.840%, ICE LIBOR USD 3 Month + 0.550%, 02/01/2027 (C)	1,630	1,534
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	9,343	9,193
KKR Group Finance VIII LLC
3.500%, 08/25/2050 (A)	1,275	1,004
KKR Group Finance X LLC
3.250%, 12/15/2051 (A)	3,115	2,355
KKR Group Finance XII LLC
4.850%, 05/17/2032 (A)	3,073	3,107
Korea Development Bank MTN
1.750%, 02/18/2025	5,905	5,702
Kreditanstalt fuer Wiederaufbau
2.125%, 01/17/2023	3,320	3,323
Lincoln National
3.400%, 01/15/2031	3,100	2,881
Lloyds Banking Group PLC
2.438%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.000%, 02/05/2026 (C)	4,500	4,320
1.627%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 05/11/2027 (C)	2,636	2,377
LSEGA Financing PLC
3.200%, 04/06/2041 (A)	3,618	2,959
1.375%, 04/06/2026 (A)	4,681	4,260
Macquarie Group
3.189%, ICE LIBOR USD 3 Month + 1.023%, 11/28/2023 (A)(C)	9,208	9,207
Macquarie Group MTN
1.629%, U.S. SOFR + 0.910%, 09/23/2027 (A)(C)	1,844	1,629
Marsh & McLennan
3.500%, 03/10/2025	4,200	4,213
Massachusetts Mutual Life Insurance
3.375%, 04/15/2050 (A)	1,153	898
3.200%, 12/01/2061 (A)	7,385	5,304
MassMutual Global Funding II
1.200%, 07/16/2026 (A)	6,000	5,458
Met Tower Global Funding MTN
1.250%, 09/14/2026 (A)	3,545	3,200
MetLife
4.050%, 03/01/2045	1,250	1,165
Metropolitan Life Global Funding I MTN
3.600%, 01/11/2024 (A)	6,335	6,370
2.400%, 01/11/2032 (A)	3,850	3,336

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Mitsubishi UFJ Financial Group
3.195%, 07/18/2029	$1,820	$1,679
1.538%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.750%, 07/20/2027 (C)	9,720	8,727
Moody's
2.550%, 08/18/2060	2,136	1,379
Morgan Stanley
4.210%, U.S. SOFR + 1.610%, 04/20/2028 (C)	14,514	14,538
3.217%, U.S. SOFR + 1.485%, 04/22/2042 (C)	840	697
1.593%, U.S. SOFR + 0.879%, 05/04/2027 (C)	2,650	2,412
Morgan Stanley MTN
6.375%, 07/24/2042	2,120	2,571
4.300%, 01/27/2045	4,585	4,322
3.971%, ICE LIBOR USD 3 Month + 1.455%, 07/22/2038 (C)	3,005	2,862
3.875%, 04/29/2024	5,310	5,414
3.750%, 02/25/2023	5,317	5,365
2.943%, U.S. SOFR + 1.290%, 01/21/2033 (C)	2,245	1,999
2.699%, U.S. SOFR + 1.143%, 01/22/2031 (C)	700	628
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (C)	2,490	2,140
2.475%, U.S. SOFR + 1.000%, 01/21/2028 (C)	3,995	3,721
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (C)	6,455	5,449
1.512%, U.S. SOFR + 0.858%, 07/20/2027 (C)	2,237	2,022
Mutual of Omaha Insurance
4.297%, ICE LIBOR USD 3 Month + 2.640%, 07/15/2054 (A)(C)	1,515	1,489
Nasdaq
3.950%, 03/07/2052	2,415	2,043
National Rural Utilities Cooperative Finance
4.750%, ICE LIBOR USD 3 Month + 2.910%, 04/30/2043 (C)	2,056	1,943
4.400%, 11/01/2048	1,000	972
4.300%, 03/15/2049	2,648	2,532
4.023%, 11/01/2032	435	426
Nationwide Building Society MTN
2.972%, U.S. SOFR + 1.290%, 02/16/2028 (A)(C)	5,495	5,126
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,450	2,062
4.350%, 04/30/2050 (A)	3,471	3,022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Natwest Group PLC
1.642%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 06/14/2027 (C)	$4,320	$3,877
New York Life Global Funding
1.850%, 08/01/2031 (A)	2,515	2,099
New York Life Insurance
5.875%, 05/15/2033 (A)	2,224	2,495
3.750%, 05/15/2050 (A)	1,420	1,212
Ontario Teachers' Cadillac Fairview Properties Trust
2.500%, 10/15/2031 (A)	12,810	11,178
Owl Rock Capital
2.875%, 06/11/2028	3,498	2,953
Pacific Life Insurance
4.300%, ICE LIBOR USD 3 Month + 2.796%, 10/24/2067 (A)(C)	1,555	1,351
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (A)	4,431	4,449
PNC Bank
3.300%, 10/30/2024	3,540	3,542
PNC Financial Services Group
2.600%, 07/23/2026	8,520	8,212
Pricoa Global Funding I
3.450%, 09/01/2023 (A)	5,340	5,386
Principal Life Global Funding II
2.250%, 11/21/2024 (A)	3,110	3,015
1.500%, 08/27/2030 (A)	3,374	2,732
Prospect Capital
3.706%, 01/22/2026	2,520	2,316
Prudential Financial
3.935%, 12/07/2049	140	126
Prudential Financial MTN
5.700%, 12/14/2036	1,660	1,885
3.700%, 03/13/2051	770	674
1.500%, 03/10/2026	4,945	4,610
Prudential PLC
3.125%, 04/14/2030	2,008	1,872
Royal Bank of Canada MTN
2.300%, 11/03/2031	2,125	1,818
0.650%, 07/29/2024	1,971	1,865
S&P Global
2.900%, 03/01/2032 (A)	7,690	7,017
2.700%, 03/01/2029 (A)	6,138	5,697
2.450%, 03/01/2027 (A)	6,125	5,812
Scentre Group Trust 1/ Scentre Group Trust 2
4.375%, 05/28/2030 (A)	4,011	3,979
3.750%, 03/23/2027 (A)	855	839
3.625%, 01/28/2026 (A)	4,545	4,471
3.500%, 02/12/2025 (A)	1,440	1,422

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Scentre Group Trust 2
4.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.379%, 09/24/2080 (A)(C)	$6,340	$6,014
Securian Financial Group
4.800%, 04/15/2048 (A)	3,138	2,944
Security Benefit Global Funding MTN
1.250%, 05/17/2024 (A)	1,501	1,433
Societe Generale
3.625%, 03/01/2041 (A)	2,840	2,059
State Street
4.421%, U.S. SOFR + 1.605%, 05/13/2033 (C)	3,026	3,078
3.031%, U.S. SOFR + 1.490%, 11/01/2034 (C)	5,480	4,976
Sumitomo Mitsui Financial Group
0.948%, 01/12/2026	3,000	2,700
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	3,000	2,953
Toronto-Dominion Bank MTN
0.700%, 09/10/2024	3,763	3,570
Travelers
3.750%, 05/15/2046	1,505	1,338
Truist Bank
3.800%, 10/30/2026	3,870	3,849
3.200%, 04/01/2024	3,975	3,991
2.250%, 03/11/2030	965	834
Truist Financial
4.000%, 05/01/2025	8,520	8,657
Truist Financial MTN
2.850%, 10/26/2024	2,600	2,580
1.887%, U.S. SOFR + 0.862%, 06/07/2029 (C)	4,036	3,572
1.267%, U.S. SOFR + 0.609%, 03/02/2027 (C)	12,985	11,815
UBS Group
4.488%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 05/12/2026 (A)(C)	5,820	5,878
4.125%, 09/24/2025 (A)	1,395	1,403
1.494%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 08/10/2027 (A)(C)	2,100	1,873
1.008%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.830%, 07/30/2024 (A)(C)	8,100	7,879
UBS London MTN
4.500%, 06/26/2048 (A)	3,385	3,269
USAA Capital
3.375%, 05/01/2025 (A)	3,949	3,952
Validus Holdings
8.875%, 01/26/2040	1,880	2,646

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wells Fargo
6.600%, 01/15/2038	$2,620	$3,173
5.950%, 12/15/2036	1,035	1,125
5.606%, 01/15/2044	3,766	4,052
3.068%, U.S. SOFR + 2.530%, 04/30/2041 (C)	3,585	2,936
3.000%, 04/22/2026	8,965	8,689
Wells Fargo MTN
5.013%, U.S. SOFR + 4.502%, 04/04/2051 (C)	555	581
4.900%, 11/17/2045	1,625	1,610
4.750%, 12/07/2046	3,473	3,381
4.611%, U.S. SOFR + 2.130%, 04/25/2053 (C)	5,980	5,882
4.400%, 06/14/2046	2,850	2,647
3.584%, ICE LIBOR USD 3 Month + 1.310%, 05/22/2028 (C)	12,541	12,199
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (C)	2,805	2,588
3.196%, ICE LIBOR USD 3 Month + 1.170%, 06/17/2027 (C)	12,095	11,706
2.879%, U.S. SOFR + 1.432%, 10/30/2030 (C)	4,735	4,308
2.572%, U.S. SOFR + 1.262%, 02/11/2031 (C)	3,285	2,919
2.393%, U.S. SOFR + 2.100%, 06/02/2028 (C)	8,935	8,246
Westpac Banking
2.668%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.750%, 11/15/2035 (C)	3,760	3,081
2.150%, 06/03/2031	1,120	959
1.953%, 11/20/2028	7,275	6,444

		1,165,265

Health Care — 6.3%
AbbVie
4.250%, 11/21/2049	3,390	3,173
Advocate Health & Hospitals
4.272%, 08/15/2048	2,984	2,885
Amgen
3.000%, 02/22/2029	1,815	1,718
Ascension Health
3.945%, 11/15/2046	2,394	2,256
3.106%, 11/15/2039	1,775	1,517
Astrazeneca Finance LLC
1.750%, 05/28/2028	5,600	5,060
1.200%, 05/28/2026	9,345	8,578
AstraZeneca PLC
3.375%, 11/16/2025	1,443	1,451
Banner Health
2.907%, 01/01/2042	2,652	2,107

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bayer US Finance II LLC
4.700%, 07/15/2064 (A)	$3,935	$3,421
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (A)	2,086	2,085
Bon Secours Mercy Health
3.464%, 06/01/2030	1,930	1,818
2.095%, 06/01/2031	1,430	1,186
Bristol-Myers Squibb
4.550%, 02/20/2048	217	222
3.700%, 03/15/2052	2,010	1,822
3.550%, 03/15/2042	3,865	3,506
3.400%, 07/26/2029	1,362	1,344
3.200%, 06/15/2026	1,775	1,774
2.950%, 03/15/2032	5,810	5,454
2.350%, 11/13/2040	690	528
Cigna
4.800%, 08/15/2038	1,565	1,584
4.125%, 11/15/2025	2,154	2,191
2.375%, 03/15/2031	3,000	2,613
CommonSpirit Health
4.350%, 11/01/2042	1,680	1,514
4.187%, 10/01/2049	3,085	2,656
Eli Lilly
3.375%, 03/15/2029	3,155	3,126
Gilead Sciences
4.750%, 03/01/2046	1,735	1,726
GlaxoSmithKline Capital
3.875%, 05/15/2028	2,190	2,236
HCA
4.625%, 03/15/2052 (A)	2,385	2,100
Health Care Service, A Mutual Legal Reserve
2.200%, 06/01/2030 (A)	4,645	4,035
Johnson & Johnson
3.750%, 03/03/2047	3,000	2,868
2.900%, 01/15/2028	2,565	2,513
2.625%, 01/15/2025	1,660	1,652
1.300%, 09/01/2030	5,355	4,590
Kaiser Foundation Hospitals
4.150%, 05/01/2047	3,070	2,932
2.810%, 06/01/2041	5,070	4,040
McKesson
0.900%, 12/03/2025	2,000	1,821
Medtronic
4.375%, 03/15/2035	1,732	1,802
Memorial Health Services
3.447%, 11/01/2049	1,855	1,592
Merck
3.600%, 09/15/2042	2,145	1,956
3.400%, 03/07/2029	2,385	2,351
1.900%, 12/10/2028	4,930	4,496

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MultiCare Health System
2.803%, 08/15/2050	$4,400	$3,267
Nationwide Children's Hospital
4.556%, 11/01/2052	1,135	1,168
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,395	1,326
Northwell Healthcare
4.260%, 11/01/2047	2,105	1,898
Novartis Capital
2.750%, 08/14/2050	5,926	4,737
NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery
2.667%, 10/01/2050	5,260	3,651
Orlando Health Obligated Group
3.327%, 10/01/2050	805	645
PerkinElmer
0.850%, 09/15/2024	7,095	6,667
Pfizer
3.000%, 12/15/2026	2,270	2,249
2.625%, 04/01/2030	5,450	5,071
Pharmacia LLC
6.600%, 12/01/2028	1,100	1,265
RWJ Barnabas Health
3.477%, 07/01/2049	4,050	3,445
Thermo Fisher Scientific
1.750%, 10/15/2028	1,040	922
1.215%, 10/18/2024	14,455	13,841
UnitedHealth Group
6.875%, 02/15/2038	2,380	3,057
6.625%, 11/15/2037	1,609	2,016
6.500%, 06/15/2037	1,675	2,073
4.750%, 07/15/2045	890	933
4.625%, 07/15/2035	5,530	5,786
4.200%, 05/15/2032	12,805	13,112
4.200%, 01/15/2047	1,432	1,388
4.000%, 05/15/2029	2,879	2,924
3.875%, 12/15/2028	1,835	1,867
3.850%, 06/15/2028	1,410	1,432
3.750%, 07/15/2025	3,700	3,766
3.700%, 12/15/2025	1,875	1,899
3.500%, 02/15/2024	7,165	7,262
3.250%, 05/15/2051	20	17
3.050%, 05/15/2041	1,620	1,354
2.300%, 05/15/2031	10,550	9,388
Wyeth LLC
6.000%, 02/15/2036	1,400	1,670
5.950%, 04/01/2037	3,960	4,763

		223,158

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Industrials — 9.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/30/2032	$1,575	$1,329
3.000%, 10/29/2028	7,280	6,388
2.450%, 10/29/2026	2,880	2,575
1.650%, 10/29/2024	7,595	7,120
1.150%, 10/29/2023	7,825	7,515
Air Lease
3.875%, 07/03/2023	4,406	4,419
Airbus
3.950%, 04/10/2047 (A)	2,800	2,538
BAE Systems Holdings
3.800%, 10/07/2024 (A)	1,700	1,696
BAE Systems PLC
5.800%, 10/11/2041 (A)	1,940	2,098
3.400%, 04/15/2030 (A)	2,307	2,154
1.900%, 02/15/2031 (A)	4,286	3,517
Boeing
5.805%, 05/01/2050	2,755	2,711
5.705%, 05/01/2040	2,195	2,163
5.150%, 05/01/2030	9,730	9,673
3.100%, 05/01/2026	4,085	3,890
1.875%, 06/15/2023	3,200	3,156
Burlington Northern Santa Fe LLC
6.150%, 05/01/2037	2,590	3,106
4.900%, 04/01/2044	2,563	2,667
4.550%, 09/01/2044	5,165	5,156
4.375%, 09/01/2042	370	361
4.150%, 04/01/2045	3,200	3,015
Caterpillar
3.803%, 08/15/2042	1,560	1,478
3.400%, 05/15/2024	3,050	3,085
Caterpillar Financial Services MTN
2.550%, 11/29/2022	8,555	8,583
0.950%, 01/10/2024	25,710	25,020
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	3,009	2,945
CSX
3.350%, 09/15/2049	4,726	3,855
Deere
3.750%, 04/15/2050	220	207
3.100%, 04/15/2030	4,033	3,845
2.750%, 04/15/2025	1,295	1,280
Delta Air Lines Pass-Through Trust, Ser 2015-1, Cl A
3.875%, 07/30/2027	1,127	1,048
Delta Air Lines Pass-Through Trust, Ser 2019-1, Cl A
3.404%, 04/25/2024	2,800	2,741

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Delta Air Lines Pass-Through Trust, Ser 2020-1, Cl AA
2.000%, 06/10/2028	$2,913	$2,616
Emerson Electric
2.200%, 12/21/2031	6,250	5,440
1.800%, 10/15/2027	1,905	1,742
GE Capital International Funding Unlimited
4.418%, 11/15/2035	12,784	12,605
General Dynamics
4.250%, 04/01/2040	970	960
4.250%, 04/01/2050	2,100	2,100
2.850%, 06/01/2041	3,740	3,032
1.875%, 08/15/2023	2,755	2,731
Honeywell International
1.750%, 09/01/2031	1,980	1,687
John Deere Capital MTN
3.450%, 06/07/2023	5,241	5,282
2.800%, 07/18/2029	4,220	3,978
2.650%, 06/24/2024	4,985	4,970
2.650%, 06/10/2026	355	345
2.350%, 03/08/2027	4,820	4,589
1.250%, 01/10/2025	16,015	15,310
0.400%, 10/10/2023	11,600	11,266
Lockheed Martin
4.070%, 12/15/2042	3,300	3,204
3.900%, 06/15/2032	6,960	6,997
Norfolk Southern
3.800%, 08/01/2028	3,180	3,152
Northrop Grumman
2.930%, 01/15/2025	5,050	5,007
PACCAR Financial MTN
1.100%, 05/11/2026	3,079	2,817
Penske Truck Leasing LP / PTL Finance
4.000%, 07/15/2025 (A)	2,904	2,905
3.950%, 03/10/2025 (A)	2,752	2,754
3.450%, 07/01/2024 (A)	5,540	5,495
Protective Life Global Funding
1.618%, 04/15/2026 (A)	7,358	6,785
1.170%, 07/15/2025 (A)	1,476	1,366
Raytheon Technologies
4.500%, 06/01/2042	2,300	2,308
Ryder System MTN
4.625%, 06/01/2025	4,800	4,875
Siemens Financieringsmaatschappij
1.700%, 03/11/2028 (A)	5,260	4,696
SMBC Aviation Capital Finance DAC
3.000%, 07/15/2022 (A)	2,035	2,035
Snap-on
3.100%, 05/01/2050	3,240	2,644
Southwest Airlines
5.125%, 06/15/2027	3,780	3,940

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Southwest Airlines Pass-Through Trust, Ser 2007-1
6.150%, 08/01/2022	$83	$83
Triton Container International
2.050%, 04/15/2026 (A)	2,335	2,114
TTX
4.600%, 02/01/2049 (A)	2,100	2,096
TTX MTN
3.600%, 01/15/2025 (A)	5,563	5,556
Union Pacific
3.500%, 02/14/2053	2,610	2,256
3.375%, 02/14/2042	1,170	1,016
2.950%, 03/10/2052	8,861	6,842
2.375%, 05/20/2031	3,695	3,274
Union Pacific MTN
3.550%, 08/15/2039	1,345	1,209
United Airlines Pass-Through Trust, Ser 2012-1, Cl A
4.150%, 04/11/2024	2,217	2,194
United Airlines Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031	1,506	1,438
United Parcel Service
5.300%, 04/01/2050	3,026	3,431
Verisk Analytics
3.625%, 05/15/2050	2,930	2,356
WW Grainger
4.600%, 06/15/2045	419	413

		305,245

Information Technology — 6.4%
Adobe
1.700%, 02/01/2023	13,490	13,442
Analog Devices
2.950%, 10/01/2051	1,918	1,539
2.100%, 10/01/2031	1,400	1,223
1.700%, 10/01/2028	5,170	4,608
Apple
4.650%, 02/23/2046	4,195	4,508
4.500%, 02/23/2036	2,625	2,822
4.375%, 05/13/2045	515	529
3.850%, 08/04/2046	5,115	4,916
3.350%, 02/09/2027	4,200	4,232
3.250%, 02/23/2026	13,740	13,820
3.000%, 02/09/2024	4,190	4,216
2.850%, 05/11/2024	1,055	1,059
2.850%, 08/05/2061	2,000	1,521
2.650%, 05/11/2050	3,755	2,927
2.375%, 02/08/2041	2,245	1,776
1.650%, 02/08/2031	4,730	4,070
Applied Materials
3.900%, 10/01/2025	3,155	3,224

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cisco Systems
5.900%, 02/15/2039	$2,007	$2,355
2.200%, 09/20/2023	4,465	4,463
Corning
7.250%, 08/15/2036	1,844	2,057
Genpact Luxembourg Sarl
3.375%, 12/01/2024	5,226	5,200
Intel
4.950%, 03/25/2060	1,052	1,129
4.000%, 12/15/2032	4,300	4,332
3.200%, 08/12/2061	888	683
2.875%, 05/11/2024	5,830	5,841
International Business Machines
4.150%, 05/15/2039	2,325	2,187
3.300%, 05/15/2026	1,805	1,794
3.000%, 05/15/2024	1,140	1,142
2.200%, 02/09/2027	2,700	2,542
Intuit
1.350%, 07/15/2027	2,989	2,687
Mastercard
3.850%, 03/26/2050	3,210	3,007
3.300%, 03/26/2027	2,820	2,819
2.950%, 06/01/2029	2,420	2,320
Microsoft
3.700%, 08/08/2046	4,759	4,626
3.500%, 02/12/2035	1,275	1,250
3.450%, 08/08/2036	130	126
3.041%, 03/17/2062	1,100	894
2.921%, 03/17/2052	4,252	3,547
2.875%, 02/06/2024	2,035	2,045
2.675%, 06/01/2060	1,078	825
2.525%, 06/01/2050	7,740	5,984
2.400%, 08/08/2026	7,025	6,895
NXP BV
5.000%, 01/15/2033	1,975	1,975
4.875%, 03/01/2024	3,252	3,309
Oracle
4.375%, 05/15/2055	680	544
4.000%, 07/15/2046	6,860	5,337
3.800%, 11/15/2037	2,190	1,812
3.600%, 04/01/2040	9,370	7,278
2.950%, 04/01/2030	7,955	6,941
PayPal Holdings
5.050%, 06/01/2052	4,270	4,394
QUALCOMM
4.300%, 05/20/2047	3,191	3,140
4.250%, 05/20/2032	1,435	1,484
1.300%, 05/20/2028	5,677	5,006
Salesforce
1.500%, 07/15/2028	13,090	11,690
Texas Instruments
4.150%, 05/15/2048	3,754	3,750

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.875%, 03/15/2039	$195	$189
2.250%, 09/04/2029	8,570	7,840
TSMC Arizona
2.500%, 10/25/2031	1,565	1,363
1.750%, 10/25/2026	3,120	2,886
Visa
4.150%, 12/14/2035	1,125	1,157
2.700%, 04/15/2040	740	620
2.000%, 08/15/2050	3,610	2,462
Vontier
2.950%, 04/01/2031	7,700	6,486
1.800%, 04/01/2026	1,205	1,073
Wipro IT Services LLC
1.500%, 06/23/2026 (A)	4,937	4,467

		226,385

Materials — 1.1%
Air Products and Chemicals
1.850%, 05/15/2027	3,150	2,919
BHP Billiton Finance USA
6.420%, 03/01/2026	1,590	1,736
5.000%, 09/30/2043	1,400	1,496
Corp Nacional del Cobre de Chile
4.250%, 07/17/2042 (A)	1,095	971
Ecolab
1.650%, 02/01/2027	3,665	3,386
Freeport Indonesia
6.200%, 04/14/2052 (A)	1,350	1,278
Freeport Indonesia MTN
5.315%, 04/14/2032 (A)	2,250	2,187
4.763%, 04/14/2027 (A)	1,155	1,158
Freeport-McMoRan
5.250%, 09/01/2029	4,909	4,905
4.625%, 08/01/2030	1,595	1,543
4.250%, 03/01/2030	795	751
Linde
3.200%, 01/30/2026	2,315	2,317
Lubrizol
6.500%, 10/01/2034	1,000	1,218
Newcrest Finance Pty
3.250%, 05/13/2030 (A)	2,440	2,222
PPG Industries
1.200%, 03/15/2026	3,415	3,112
Rio Tinto Finance USA
5.200%, 11/02/2040	1,185	1,285
2.750%, 11/02/2051	4,000	3,054
Sealed Air
1.573%, 10/15/2026 (A)	1,950	1,745
Vale Overseas
6.875%, 11/10/2039	1,885	2,130

		39,413

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Real Estate — 2.0%
AvalonBay Communities MTN
3.350%, 05/15/2027	$2,980	$2,911
Boston Properties
4.500%, 12/01/2028	2,630	2,645
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	3,940	3,806
Essential Properties
2.950%, 07/15/2031	3,050	2,487
Federal Realty Investment Trust
1.250%, 02/15/2026	5,026	4,565
Newmark Group
6.125%, 11/15/2023	3,140	3,168
Realty Income
1.800%, 03/15/2033	2,535	1,995
Regency Centers
4.650%, 03/15/2049	285	270
4.400%, 02/01/2047	1,600	1,491
Sabra Health Care
3.900%, 10/15/2029	4,275	3,859
3.200%, 12/01/2031	3,025	2,493
Simon Property Group LP
6.750%, 02/01/2040	470	556
4.250%, 11/30/2046	2,164	1,979
3.800%, 07/15/2050	3,555	3,032
3.375%, 10/01/2024	5,488	5,497
2.450%, 09/13/2029	5,076	4,470
Sun Communities Operating LP
2.300%, 11/01/2028	7,765	6,804
VICI Properties
4.750%, 02/15/2028	6,465	6,396
4.375%, 05/15/2025	2,645	2,630
Vornado Realty
3.500%, 01/15/2025	3,895	3,843
Welltower
4.950%, 09/01/2048	2,632	2,614
WP Carey
4.600%, 04/01/2024	2,670	2,718

		70,229

Utilities — 9.1%
AEP Texas
3.450%, 01/15/2050	2,695	2,143
Alabama Power
3.850%, 12/01/2042	600	530
3.700%, 12/01/2047	2,800	2,418
1.450%, 09/15/2030	3,416	2,829
Ameren Illinois
4.500%, 03/15/2049	7,630	7,584
2.700%, 09/01/2022	2,000	2,002
Atmos Energy
4.125%, 03/15/2049	3,900	3,674

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Baltimore Gas and Electric
2.250%, 06/15/2031	$4,565	$3,980
Berkshire Hathaway Energy
6.125%, 04/01/2036	1,472	1,698
4.600%, 05/01/2053 (A)	2,195	2,188
4.450%, 01/15/2049	140	135
3.800%, 07/15/2048	1,065	932
3.250%, 04/15/2028	1,720	1,677
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	2,215	2,215
3.000%, 03/01/2032	1,600	1,487
2.900%, 07/01/2050	735	573
Cleco Corporate Holdings LLC
3.375%, 09/15/2029	1,785	1,623
CMS Energy
3.000%, 05/15/2026	7,285	7,070
Commonwealth Edison
4.700%, 01/15/2044	2,000	2,029
4.000%, 03/01/2048	4,005	3,742
3.200%, 11/15/2049	1,565	1,271
3.000%, 03/01/2050	1,865	1,480
2.550%, 06/15/2026	4,665	4,514
Consolidated Edison of New York
3.875%, 06/15/2047	3,000	2,606
Consumers Energy
3.500%, 08/01/2051	555	473
Dominion Energy
3.375%, 04/01/2030	595	557
Dominion Energy South Carolina
4.600%, 06/15/2043	1,000	970
DTE Electric
3.375%, 03/01/2025	2,289	2,292
DTE Energy
2.529%, 10/01/2024	3,695	3,606
Duke Energy Carolinas LLC
5.300%, 02/15/2040	1,700	1,824
3.875%, 03/15/2046	5,500	5,041
2.850%, 03/15/2032	2,845	2,601
2.550%, 04/15/2031	2,855	2,547
Duke Energy Indiana LLC
6.350%, 08/15/2038	250	291
4.900%, 07/15/2043	255	258
Duke Energy Ohio
2.125%, 06/01/2030	1,310	1,128
Duke Energy Progress LLC
4.200%, 08/15/2045	2,545	2,395
4.100%, 05/15/2042	1,066	996
East Ohio Gas
3.000%, 06/15/2050 (A)	1,100	824
2.000%, 06/15/2030 (A)	2,370	2,012
1.300%, 06/15/2025 (A)	2,700	2,521

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Eastern Energy Gas Holdings LLC
2.500%, 11/15/2024	$2,410	$2,357
Entergy
2.400%, 06/15/2031	4,800	4,040
Entergy Arkansas LLC
4.200%, 04/01/2049	2,790	2,682
3.350%, 06/15/2052	3,835	3,148
Entergy Louisiana LLC
4.200%, 09/01/2048	4,715	4,501
0.950%, 10/01/2024	10,645	10,085
Entergy Mississippi LLC
2.850%, 06/01/2028	4,040	3,797
Entergy Texas
3.550%, 09/30/2049	2,070	1,699
Essential Utilities
4.276%, 05/01/2049	1,375	1,238
Eversource Energy
3.800%, 12/01/2023	2,905	2,929
2.900%, 10/01/2024	3,858	3,823
Florida Power & Light
5.960%, 04/01/2039	155	175
5.690%, 03/01/2040	4,657	5,324
4.125%, 02/01/2042	3,735	3,614
2.850%, 04/01/2025	2,515	2,504
2.450%, 02/03/2032	19,785	17,662
Georgia Power
4.300%, 03/15/2043	4,275	3,844
3.700%, 01/30/2050	5,290	4,367
Idaho Power
4.200%, 03/01/2048	2,550	2,394
Indiana Michigan Power
4.250%, 08/15/2048	575	531
Indianapolis Power & Light
4.050%, 05/01/2046 (A)	65	59
Jersey Central Power & Light
2.750%, 03/01/2032 (A)	3,905	3,406
Korea Gas MTN
2.750%, 07/20/2022 (A)	4,490	4,490
Massachusetts Electric
1.729%, 11/24/2030 (A)	1,300	1,057
MidAmerican Energy
3.150%, 04/15/2050	2,700	2,202
NextEra Energy Capital Holdings
1.900%, 06/15/2028	6,295	5,616
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	1,959	1,922
Northern States Power
7.125%, 07/01/2025	3,220	3,511
6.250%, 06/01/2036	600	714
4.500%, 06/01/2052	8,611	8,970
2.250%, 04/01/2031	2,795	2,469

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NSTAR Electric
3.250%, 05/15/2029	$2,684	$2,566
Oglethorpe Power
5.375%, 11/01/2040	1,690	1,709
4.500%, 04/01/2047 (A)	1,945	1,761
4.250%, 04/01/2046	1,265	1,065
4.200%, 12/01/2042	190	159
Ohio Power
2.600%, 04/01/2030	3,565	3,210
Oncor Electric Delivery LLC
7.500%, 09/01/2038	120	159
5.350%, 10/01/2052	2,124	2,408
5.300%, 06/01/2042	1,266	1,377
3.750%, 04/01/2045	3,780	3,376
Pacific Gas and Electric
4.200%, 06/01/2041	2,340	1,809
PacifiCorp
6.250%, 10/15/2037	2,375	2,775
6.000%, 01/15/2039	4,460	5,047
2.950%, 06/01/2023	4,940	4,943
2.900%, 06/15/2052	7,960	6,056
PECO Energy
2.850%, 09/15/2051	3,000	2,281
PPL Electric Utilities
4.150%, 06/15/2048	2,400	2,260
3.950%, 06/01/2047	1,802	1,652
Public Service Electric and Gas MTN
4.050%, 05/01/2048	2,792	2,623
3.700%, 05/01/2028	1,180	1,176
3.250%, 09/01/2023	1,450	1,457
Public Service of Colorado
6.250%, 09/01/2037	215	259
4.100%, 06/01/2032	4,720	4,825
3.200%, 03/01/2050	1,735	1,404
Public Service of New Hampshire
3.600%, 07/01/2049	3,895	3,371
2.200%, 06/15/2031	5,510	4,785
Public Service of Oklahoma
6.625%, 11/15/2037	960	1,114
San Diego Gas & Electric
4.500%, 08/15/2040	2,025	1,980
3.600%, 09/01/2023	1,224	1,233
3.320%, 04/15/2050	440	362
Sempra Energy
4.000%, 02/01/2048	400	349
3.800%, 02/01/2038	1,275	1,128
Southern
4.475%, 4.475%, 08/01/2024, 08/01/2024 (E)	2,435	2,473
1.152%, U.S. SOFR + 0.370%, 05/10/2023 (C)	5,425	5,401

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Southern California Edison
2.850%, 08/01/2029	$2,815	$2,534
Southern California Gas
4.300%, 01/15/2049	1,150	1,088
3.750%, 09/15/2042	195	169
2.550%, 02/01/2030	4,835	4,352
Southwestern Public Service
5.150%, 06/01/2052	2,115	2,163
Union Electric
4.000%, 04/01/2048	1,145	1,047
3.900%, 09/15/2042	90	81
Virginia Electric and Power
6.350%, 11/30/2037	1,785	2,117
3.150%, 01/15/2026	3,000	2,951
2.950%, 11/15/2051	6,010	4,636
Vistra Operations LLC
4.875%, 05/13/2024 (A)	3,925	3,940
Wisconsin Electric Power
1.700%, 06/15/2028	2,300	2,037
Wisconsin Power & Light
6.375%, 08/15/2037	50	58
3.650%, 04/01/2050	40	34
3.050%, 10/15/2027	2,535	2,438
Wisconsin Public Service
3.300%, 09/01/2049	2,475	1,999

		316,063

Total Corporate Obligations
(Cost $3,331,651) ($ Thousands)		3,058,821

U.S. TREASURY OBLIGATIONS — 8.8%
U.S. Treasury Bonds
3.250%, 05/15/2042	42,030	41,892
2.875%, 05/15/2052	2,760	2,656
2.375%, 02/15/2042 (F)	11,828	10,240
2.250%, 02/15/2052	59,475	49,745
1.875%, 11/15/2051	6,055	4,613
U.S. Treasury Notes
2.875%, 04/30/2029	3,070	3,069
2.875%, 05/15/2032	16,565	16,586
2.750%, 05/15/2025	18,000	18,016
2.750%, 04/30/2027	10,775	10,735
2.625%, 04/15/2025	635	633
2.625%, 05/31/2027	21,370	21,178
2.500%, 05/31/2024	15,210	15,194
2.500%, 03/31/2027	48,955	48,232
2.375%, 03/31/2029	14,560	14,098
2.250%, 03/31/2024	13,285	13,228
1.500%, 02/15/2025	10,730	10,392
1.500%, 01/31/2027	13,755	12,956

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.125%, 01/15/2024	$12,506	$12,059

Total U.S. Treasury Obligations
(Cost $306,968) ($ Thousands)		305,522

MUNICIPAL BONDS — 3.1%
California — 0.9%
Bay Area, Toll Authority, RB
2.574%, 04/01/2031	3,300	3,039
2.425%, 04/01/2026	1,400	1,356
California State University, Ser D, RB
1.490%, 11/01/2028	2,580	2,232
California State, Build America Project, GO
7.600%, 11/01/2040	585	821
7.550%, 04/01/2039	2,305	3,172
7.500%, 04/01/2034	5,125	6,721
California State, Health Facilities Financing Authority, RB
1.679%, 06/01/2028	4,975	4,421
East Bay, Municipal Utility District Water System Revenue, RB
5.874%, 06/01/2040	300	358
Los Angeles, Community College District, GO
1.606%, 08/01/2028	4,780	4,289
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	1,120	1,352
Riverside County, Pension Obligation, RB
3.818%, 02/15/2038	1,300	1,244
University of California Regents, RB
4.132%, 05/15/2032	3,210	3,199
University of California Regents, Ser H, RB
6.548%, 05/15/2048	120	149
University of California, RB
5.770%, 05/15/2043	1,375	1,585

		33,938

Colorado — 0.1%
City & County of Denver's Airport System Revenue, Ser C, RB
2.037%, 11/15/2028	4,000	3,614

Connecticut — 0.1%
State of Connecticut, Ser A, GO
3.875%, 06/15/2028	2,555	2,558

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Florida — 0.0%
Florida State, Board of Administration Finance, Ser A, RB
1.705%, 07/01/2027	$1,383	$1,251

Georgia — 0.2%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	2,789	3,294
6.637%, 04/01/2057	2,417	2,845

		6,139

Illinois — 0.1%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	2,580	3,018

Kansas — 0.0%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	1,455	1,479

Massachusetts — 0.2%
Massachusetts State, Build America Project, GO
4.910%, 05/01/2029	100	106
Massachusetts State, Build America Project, RB
5.731%, 06/01/2040	80	92
Massachusetts State, Educational Financing Authority, Ser A, RB
2.925%, 07/01/2028	2,550	2,409
1.638%, 07/01/2026	2,125	1,958

		4,565

Michigan — 0.3%
Michigan State, Finance Authority, RB
3.084%, 12/01/2034	1,685	1,518
Michigan State, Finance Authority, RB
2.671%, 09/01/2049 (C)	4,600	4,443
University of Michigan, Ser C, RB
3.599%, 04/01/2047	4,520	4,284

		10,245

New Jersey — 0.2%
New Jersey State, Transportation Trust Fund Authority, Ser C, RB
5.754%, 12/15/2028	2,300	2,422
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	2,500	3,261

		5,683

SEI Institutional Investments Trust / Annual Report / May 31, 2022

SCHEDULE OF INVESTMENTS

May 31, 2022

Intermediate Duration Credit Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York — 0.7%
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	$165	$176
4.458%, 10/01/2062	205	204
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046	1,315	1,393
New York & New Jersey, Port Authority, Ser AAA, RB
1.086%, 07/01/2023	2,225	2,189
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.767%, 08/01/2036	490	535
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB
3.480%, 08/01/2026	2,100	2,088
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	2,435	2,091
New York State, Thruway Authority, Ser M, RB
2.900%, 01/01/2035	4,150	3,638
New York State, Urban Development, RB
5.770%, 03/15/2039	8,225	8,821

		21,135

Oregon — 0.1%
Oregon State, School Boards Association, Ser B, GO, NATL
5.550%, 06/30/2028	4,000	4,261

Pennsylvania — 0.1%
Pennsylvania, Economic Development Financing Authority, RB
2.152%, 06/15/2029	5,465	4,714

Texas — 0.1%
City of Houston, Airport System Revenue, Sub-Ser C, RB
2.085%, 07/01/2028	2,320	2,094
Grand Parkway, Transportation Corp, Ser E, RB
5.184%, 10/01/2042	555	618
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	845	1,134
Texas State, Build America Project, GO
5.517%, 04/01/2039	565	645

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Texas State, Dallas Area, Rapid Transit, RB
1.147%, 12/01/2026	$1,200	$1,079

		5,570

Total Municipal Bonds
(Cost $116,560) ($ Thousands)		108,170

SOVEREIGN DEBT — 0.6%

European Investment Bank
1.375%, 09/06/2022	2,790	2,789
Israel Government International Bond
3.875%, 07/03/2050	1,175	1,102
Japan Bank for International Cooperation
1.750%, 01/23/2023	7,830	7,815
Province of Quebec Canada
6.350%, 01/30/2026	270	298
2.500%, 04/09/2024	8,355	8,334

Total Sovereign Debt
(Cost $20,439) ($ Thousands)		20,338

ASSET-BACKED SECURITY — 0.0%
Other Asset-Backed Securities — 0.0%

American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)	65	65

Total Asset-Backed Security
(Cost $64) ($ Thousands)		65

	Shares
CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
0.575%**†	41,559,333	41,559

Total Cash Equivalent
(Cost $41,559) ($ Thousands)		41,559

Total Investments in Securities — 101.9%
(Cost $3,817,241) ($ Thousands)		$3,534,475

SEI Institutional Investments Trust / Annual Report / May 31, 2022

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Short Contracts
Ultra 10-Year U.S. Treasury Note	(236)	Sep-2022	$(30,365)	$(30,322)	$43

Percentages are based on Net Assets of $3,468,050 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2022.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $701,465 ($ Thousands), representing 20.2% of the Net Assets of the Fund.

(B)	Zero coupon security.
(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Perpetual security with no stated maturity date.
(E)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(F)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class
DAC — Designated Activity Company
GO — General Obligation
ICE— Intercontinental Exchange
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
MTN — Medium Term Note
NASDAQ – National Association of Securities Dealers and Automated Quotations
NATL— National Public Finance Guarantee Corporation
PLC — Public Limited Company
Pty — Proprietary
RB — Revenue Bond
Ser — Series
SOFR — Secured Overnight Financing Rate
USD — U.S. Dollar

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	3,058,821	–	3,058,821
U.S. Treasury Obligations	–	305,522	–	305,522
Municipal Bonds	–	108,170	–	108,170
Sovereign Debt	–	20,338	–	20,338
Asset-Backed Security	–	65	–	65
Cash Equivalent	41,559	–	–	41,559
Total Investments in Securities	41,559	3,492,916	–	3,534,475

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	43	–	–	43
Total Other Financial Instruments	43	–	–	43

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2022 ($ Thousands):

Security Description	Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/22	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$69,308	$2,056,511	$(2,084,260)	$—	$—	$41,559	41,559,333	$42	$2

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Dynamic Asset Allocation Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 89.4%

Communication Services — 7.9%
Activision Blizzard Inc	37,600	$2,928
Alphabet Inc, Cl A *	14,545	33,093
Alphabet Inc, Cl C *	13,401	30,565
AT&T Inc	344,919	7,343
Charter Communications Inc, Cl A *	5,700	2,889
Comcast Corp, Cl A	218,600	9,680
DISH Network Corp, Cl A *	12,501	285
Electronic Arts Inc	13,500	1,872
Fox Corp	22,666	786
Interpublic Group of Cos Inc/The	19,000	612
Live Nation Entertainment Inc *	6,700	637
Lumen Technologies Inc	45,915	562
Match Group Inc *	13,400	1,056
Meta Platforms Inc, Cl A *	111,300	21,552
Netflix Inc *	21,300	4,205
News Corp	6,300	111
News Corp, Cl A	18,900	329
Omnicom Group Inc	10,000	746
Paramount Global, Cl B	29,740	1,021
Take-Two Interactive Software Inc *	7,500	934
T-Mobile US Inc *	28,165	3,754
Twitter Inc *	38,500	1,525
Verizon Communications Inc	202,800	10,402
Walt Disney Co/The *	87,977	9,716
Warner Bros Discovery Inc *	105,725	1,951

		148,554
Consumer Discretionary — 9.8%
Advance Auto Parts Inc	3,100	589
Amazon.com Inc *	21,145	50,837
Aptiv PLC *	13,000	1,381
AutoZone Inc *	969	1,996
Bath & Body Works Inc	12,000	492
Best Buy Co Inc	10,500	862
Booking Holdings Inc *	2,000	4,487

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BorgWarner Inc	11,500	$464
Caesars Entertainment Inc *	9,900	497
CarMax Inc *	7,800	774
Carnival Corp, Cl A *	39,300	545
Chipotle Mexican Grill Inc, Cl A *	1,300	1,823
Darden Restaurants Inc	6,300	788
Dollar General Corp	11,200	2,468
Dollar Tree Inc *	10,784	1,729
Domino's Pizza Inc	1,800	654
DR Horton Inc	15,800	1,187
eBay Inc	30,300	1,475
Etsy Inc *	6,200	503
Expedia Group Inc *	7,200	931
Ford Motor Co	189,800	2,596
Garmin Ltd	7,500	792
General Motors Co *	69,700	2,696
Genuine Parts Co	6,851	937
Hasbro Inc	6,200	556
Hilton Worldwide Holdings Inc	13,500	1,902
Home Depot Inc/The	50,332	15,238
Las Vegas Sands Corp *	16,600	589
Lennar Corp, Cl A	12,500	1,003
LKQ Corp	13,000	668
Lowe's Cos Inc	32,369	6,322
Marriott International Inc/MD, Cl A	13,220	2,268
McDonald's Corp	36,100	9,105
MGM Resorts International	18,000	629
Mohawk Industries Inc *	2,628	372
Newell Brands Inc	17,299	371
NIKE Inc, Cl B	61,400	7,297
Norwegian Cruise Line Holdings Ltd *	18,400	295
NVR Inc *	160	712
O'Reilly Automotive Inc *	3,200	2,039
Penn National Gaming Inc *	8,500	272
Pool Corp	1,900	757
PulteGroup Inc	11,400	516
PVH Corp	3,500	248
Ralph Lauren Corp, Cl A	2,400	243
Ross Stores Inc	17,000	1,445
Royal Caribbean Cruises Ltd *	11,000	639
Starbucks Corp	55,700	4,372
Tapestry Inc	13,200	455
Target Corp	23,000	3,723
Tesla Inc *	40,400	30,634
TJX Cos Inc/The	57,300	3,643
Tractor Supply Co	5,500	1,030
Ulta Beauty Inc *	2,600	1,100
Under Armour Inc, Cl A *	9,000	95
Under Armour Inc, Cl C *	10,436	101
VF Corp	15,824	798
Whirlpool Corp	2,800	516
Wynn Resorts Ltd *	5,100	337

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yum! Brands Inc	14,000	$1,701

		183,494
Consumer Staples — 5.8%
Altria Group Inc	88,200	4,771
Archer-Daniels-Midland Co	27,000	2,452
Brown-Forman Corp, Cl B	8,725	577
Campbell Soup Co	9,700	465
Church & Dwight Co Inc	11,800	1,063
Clorox Co/The	5,900	858
Coca-Cola Co/The	187,200	11,865
Colgate-Palmolive Co	40,400	3,184
Conagra Brands Inc	23,500	773
Constellation Brands Inc, Cl A	7,900	1,939
Costco Wholesale Corp	21,400	9,977
Estee Lauder Cos Inc/The, Cl A	11,100	2,827
General Mills Inc	29,200	2,040
Hershey Co/The	7,000	1,482
Hormel Foods Corp	13,300	647
J M Smucker Co/The	5,282	662
Kellogg Co	12,300	858
Kimberly-Clark Corp	16,300	2,168
Kraft Heinz Co/The	34,466	1,304
Kroger Co/The	32,400	1,716
Lamb Weston Holdings Inc	6,900	466
McCormick & Co Inc/MD	12,000	1,113
Molson Coors Beverage Co, Cl B	8,800	491
Mondelez International Inc, Cl A	67,200	4,271
Monster Beverage Corp *	18,220	1,624
PepsiCo Inc	66,662	11,182
Philip Morris International Inc	74,900	7,958
Procter & Gamble Co/The	115,714	17,112
Sysco Corp	24,600	2,071
Tyson Foods Inc, Cl A	14,100	1,263
Walgreens Boots Alliance Inc	34,700	1,521
Walmart Inc	68,265	8,781

		109,481
Energy — 4.3%
APA Corp	17,900	842
Baker Hughes Co, Cl A	44,100	1,587
Chevron Corp	93,082	16,258
ConocoPhillips	62,868	7,064
Coterra Energy Inc, Cl A	38,900	1,336
Devon Energy Corp	30,500	2,284
Diamondback Energy Inc	8,300	1,262
EOG Resources Inc	28,100	3,849
Exxon Mobil Corp	204,000	19,584
Halliburton Co	43,600	1,766
Hess Corp	13,200	1,625
Kinder Morgan Inc	94,477	1,860
Marathon Oil Corp	38,100	1,197
Marathon Petroleum Corp	28,011	2,851

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Occidental Petroleum Corp	42,928	$2,975
ONEOK Inc	21,400	1,409
Phillips 66	22,700	2,288
Pioneer Natural Resources Co	11,000	3,057
Schlumberger NV	67,737	3,113
Valero Energy Corp	19,800	2,566
Williams Cos Inc/The	58,800	2,179

		80,952
Financials — 10.0%
Aflac Inc	29,100	1,763
Allstate Corp/The	13,600	1,859
American Express Co	29,700	5,014
American International Group Inc	40,100	2,353
Ameriprise Financial Inc	5,400	1,492
Aon PLC, Cl A	10,306	2,841
Arthur J Gallagher & Co	10,000	1,619
Assurant Inc	2,700	477
Bank of America Corp	343,300	12,771
Bank of New York Mellon Corp/The	35,500	1,655
Berkshire Hathaway Inc, Cl B *	88,300	27,901
BlackRock Inc, Cl A	6,806	4,554
Brown & Brown Inc	11,300	671
Capital One Financial Corp	19,900	2,544
Cboe Global Markets Inc	5,100	573
Charles Schwab Corp/The	72,700	5,096
Chubb Ltd	20,926	4,421
Cincinnati Financial Corp	7,300	933
Citigroup Inc	96,000	5,127
Citizens Financial Group Inc	23,900	989
CME Group Inc, Cl A	17,300	3,440
Comerica Inc	6,500	541
Discover Financial Services	14,000	1,589
Everest Re Group Ltd	1,900	537
FactSet Research Systems Inc	1,800	687
Fifth Third Bancorp	32,800	1,293
First Republic Bank/CA	8,500	1,318
Franklin Resources Inc	13,800	374
Globe Life Inc	4,500	439
Goldman Sachs Group Inc/The	16,400	5,360
Hartford Financial Services Group Inc/The	16,150	1,171
Huntington Bancshares Inc/OH	70,500	979
Intercontinental Exchange Inc	27,045	2,769
Invesco Ltd	15,800	306
JPMorgan Chase & Co	142,400	18,830
KeyCorp	45,699	912
Lincoln National Corp	7,600	440
Loews Corp	9,700	635
M&T Bank Corp	8,734	1,572
MarketAxess Holdings Inc	1,800	507
Marsh & McLennan Cos Inc	24,200	3,871
MetLife Inc	33,900	2,285
Moody's Corp	7,747	2,336

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Morgan Stanley	68,565	$5,906
MSCI Inc, Cl A	3,900	1,725
Nasdaq Inc	5,700	885
Northern Trust Corp	10,100	1,129
PNC Financial Services Group Inc/The	20,200	3,543
Principal Financial Group Inc	11,900	868
Progressive Corp/The	28,200	3,366
Prudential Financial Inc	18,200	1,934
Raymond James Financial Inc	8,950	881
Regions Financial Corp	46,200	1,021
S&P Global Inc	16,990	5,938
Signature Bank/New York NY	2,900	627
SVB Financial Group *	2,800	1,368
Synchrony Financial	25,111	930
T Rowe Price Group Inc	11,100	1,411
Travelers Cos Inc/The	11,700	2,095
Truist Financial Corp	63,982	3,182
US Bancorp	64,800	3,439
W R Berkley Corp	9,950	708
Wells Fargo & Co	187,600	8,586
Willis Towers Watson PLC	5,895	1,244
Zions Bancorp NA	7,000	399

		188,029
Health Care — 12.8%
Abbott Laboratories	85,339	10,024
AbbVie Inc	85,353	12,578
ABIOMED Inc *	2,200	580
Agilent Technologies Inc	14,400	1,837
Align Technology Inc *	3,600	1,000
AmerisourceBergen Corp, Cl A	7,361	1,139
Amgen Inc	27,200	6,983
Anthem Inc	11,700	5,962
Baxter International Inc	24,138	1,836
Becton Dickinson and Co	13,737	3,514
Biogen Inc *	7,000	1,400
Bio-Rad Laboratories Inc, Cl A *	1,063	572
Bio-Techne Corp	1,900	703
Boston Scientific Corp *	68,700	2,817
Bristol-Myers Squibb Co	105,300	7,945
Cardinal Health Inc	13,300	749
Catalent Inc *	8,800	907
Centene Corp *	28,230	2,299
Cerner Corp	15,100	1,432
Charles River Laboratories International Inc *	2,400	562
Cigna Corp	15,481	4,153
Cooper Cos Inc/The	2,400	842
CVS Health Corp	63,143	6,109
Danaher Corp	30,700	8,099
DaVita Inc *	3,100	302
DENTSPLY SIRONA Inc	10,700	423
Dexcom Inc *	4,600	1,371

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Edwards Lifesciences Corp *	29,900	$3,015
Eli Lilly & Co	38,343	12,018
Gilead Sciences Inc	60,256	3,908
HCA Healthcare Inc	11,600	2,441
Henry Schein Inc *	6,500	557
Hologic Inc *	12,200	918
Humana Inc	6,200	2,816
IDEXX Laboratories Inc *	4,100	1,606
Illumina Inc *	7,500	1,796
Incyte Corp *	8,900	675
Intuitive Surgical Inc *	17,216	3,919
IQVIA Holdings Inc *	9,200	1,980
Johnson & Johnson	126,907	22,784
Laboratory Corp of America Holdings	4,554	1,124
McKesson Corp	7,236	2,378
Medtronic PLC	64,955	6,505
Merck & Co Inc	122,000	11,228
Mettler-Toledo International Inc *	1,100	1,415
Moderna Inc *	17,000	2,471
Molina Healthcare Inc *	2,800	813
Organon & Co	12,690	482
PerkinElmer Inc	6,200	928
Pfizer Inc	270,996	14,374
Quest Diagnostics Inc	5,600	790
Regeneron Pharmaceuticals Inc *	5,100	3,390
ResMed Inc	7,100	1,445
STERIS PLC	4,900	1,118
Stryker Corp	16,100	3,775
Teleflex Inc	2,200	633
Thermo Fisher Scientific Inc	18,946	10,753
UnitedHealth Group Inc	45,400	22,554
Universal Health Services Inc, Cl B	3,500	436
Vertex Pharmaceuticals Inc *	12,300	3,304
Viatris Inc, Cl W *	59,174	726
Waters Corp *	2,900	951
West Pharmaceutical Services Inc	3,600	1,117
Zimmer Biomet Holdings Inc	10,100	1,214
Zoetis Inc, Cl A	22,767	3,892

		242,387
Industrials — 6.9%
3M Co	27,400	4,091
A O Smith Corp	6,400	385
Alaska Air Group Inc *	6,300	304
Allegion plc	4,133	461
American Airlines Group Inc *	32,100	574
AMETEK Inc	11,100	1,348
Boeing Co/The *	26,300	3,456
Carrier Global Corp	41,079	1,615
Caterpillar Inc	26,100	5,634
CH Robinson Worldwide Inc	6,400	694
Cintas Corp	4,200	1,673
Copart Inc *	10,200	1,168

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CSX Corp	106,500	$3,386
Cummins Inc	6,900	1,443
Deere & Co	13,500	4,830
Delta Air Lines Inc *	30,900	1,288
Dover Corp	7,000	937
Eaton Corp PLC	19,201	2,661
Emerson Electric Co	28,700	2,545
Equifax Inc	5,900	1,195
Expeditors International of Washington Inc	8,300	903
Fastenal Co	27,700	1,484
FedEx Corp	11,749	2,639
Fortive Corp	17,524	1,082
Fortune Brands Home & Security Inc	6,500	451
Generac Holdings Inc *	3,000	741
General Dynamics Corp	11,100	2,496
General Electric Co	52,799	4,134
Honeywell International Inc	33,000	6,389
Howmet Aerospace Inc	18,666	668
Huntington Ingalls Industries Inc	2,000	421
IDEX Corp	3,700	709
Illinois Tool Works Inc	13,756	2,862
Ingersoll Rand Inc	20,030	944
Jacobs Engineering Group Inc	6,100	855
JB Hunt Transport Services Inc	4,100	708
Johnson Controls International plc	34,003	1,853
L3Harris Technologies Inc	9,510	2,291
Leidos Holdings Inc	6,800	711
Lockheed Martin Corp	11,724	5,160
Masco Corp	11,700	663
Nielsen Holdings PLC	17,200	440
Nordson Corp	2,600	566
Norfolk Southern Corp	11,600	2,780
Northrop Grumman Corp	7,100	3,323
Old Dominion Freight Line Inc	4,500	1,162
Otis Worldwide Corp	20,389	1,517
PACCAR Inc	16,700	1,450
Parker-Hannifin Corp	6,200	1,687
Pentair PLC	7,946	399
Quanta Services Inc	7,000	833
Raytheon Technologies Corp	71,771	6,827
Republic Services Inc, Cl A	10,100	1,352
Robert Half International Inc	5,400	487
Rockwell Automation Inc	5,600	1,194
Rollins Inc	10,825	384
Snap-on Inc	2,500	555
Southwest Airlines Co *	28,700	1,316
Stanley Black & Decker Inc	8,000	950
Textron Inc	10,200	666
Trane Technologies PLC	11,300	1,560
TransDigm Group Inc *	2,500	1,513
Union Pacific Corp	30,600	6,725
United Airlines Holdings Inc *	15,600	743

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Parcel Service Inc, Cl B	35,100	$6,397
United Rentals Inc *	3,500	1,044
Verisk Analytics Inc, Cl A	7,800	1,364
Waste Management Inc	18,530	2,937
Westinghouse Air Brake Technologies Corp	9,172	866
WW Grainger Inc	2,100	1,023
Xylem Inc/NY	8,700	733

		130,645
Information Technology — 24.3%
Accenture PLC, Cl A	30,500	9,103
Adobe Inc *	22,700	9,454
Advanced Micro Devices Inc *	78,736	8,020
Akamai Technologies Inc *	7,800	788
Amphenol Corp, Cl A	29,000	2,055
Analog Devices Inc	25,244	4,251
ANSYS Inc *	4,200	1,094
Apple Inc	747,631	111,277
Applied Materials Inc	42,700	5,008
Arista Networks Inc *	10,900	1,115
Autodesk Inc *	10,600	2,202
Automatic Data Processing Inc	20,300	4,526
Broadcom Inc	19,893	11,541
Broadridge Financial Solutions Inc	5,700	834
Cadence Design Systems Inc *	13,400	2,060
CDW Corp/DE	6,500	1,104
Ceridian HCM Holding Inc *	6,500	366
Cisco Systems Inc	203,800	9,181
Citrix Systems Inc	6,000	604
Cognizant Technology Solutions Corp, Cl A	25,300	1,890
Corning Inc	36,300	1,300
DXC Technology Co *	12,038	424
Enphase Energy Inc *	6,400	1,192
EPAM Systems Inc *	2,700	914
F5 Inc *	2,900	473
Fidelity National Information Services Inc	29,200	3,051
Fiserv Inc *	28,700	2,875
FleetCor Technologies Inc *	3,900	970
Fortinet Inc *	6,600	1,941
Gartner Inc *	4,000	1,050
Global Payments Inc	13,672	1,792
Hewlett Packard Enterprise Co	63,400	989
HP Inc	52,400	2,035
Intel Corp	196,800	8,742
International Business Machines Corp	43,358	6,020
Intuit Inc	13,700	5,678
IPG Photonics Corp *	1,800	190
Jack Henry & Associates Inc	3,500	658
Juniper Networks Inc	15,500	476
Keysight Technologies Inc *	8,900	1,296
KLA Corp	7,223	2,635
Lam Research Corp	6,687	3,477
Mastercard Inc, Cl A	41,600	14,887

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Microchip Technology Inc	26,900	$1,954
Micron Technology Inc	53,800	3,973
Microsoft Corp	361,570	98,300
Monolithic Power Systems Inc	2,100	946
Motorola Solutions Inc	8,167	1,795
NetApp Inc	10,900	784
NortonLifeLock Inc	28,800	701
NVIDIA Corp	120,500	22,500
NXP Semiconductors NV	12,900	2,448
Oracle Corp	76,200	5,480
Paychex Inc	15,500	1,919
Paycom Software Inc *	2,300	654
PayPal Holdings Inc *	56,400	4,806
PTC Inc *	5,200	606
Qorvo Inc *	5,300	592
QUALCOMM Inc	54,200	7,763
Roper Technologies Inc	5,100	2,256
salesforce.com *	47,400	7,595
Seagate Technology Holdings PLC	9,700	821
ServiceNow Inc *	9,600	4,488
Skyworks Solutions Inc	7,900	860
SolarEdge Technologies Inc *	2,500	682
Synopsys Inc *	7,400	2,362
TE Connectivity Ltd	15,600	2,019
Teledyne Technologies Inc *	2,281	924
Teradyne Inc	7,900	863
Texas Instruments Inc	44,600	7,884
Trimble Inc *	12,300	837
Tyler Technologies Inc *	2,000	712
VeriSign Inc *	4,700	820
Visa Inc, Cl A	80,055	16,985
Western Digital Corp *	15,103	917
Zebra Technologies Corp, Cl A *	2,600	879

		456,663
Materials — 2.5%
Air Products and Chemicals Inc	10,700	2,634
Albemarle Corp	5,700	1,484
Amcor PLC	74,188	972
Avery Dennison Corp	4,000	690
Ball Corp	15,600	1,106
Celanese Corp, Cl A	5,300	830
CF Industries Holdings Inc	10,400	1,027
Corteva Inc	35,005	2,192
Dow Inc	35,471	2,411
DuPont de Nemours Inc	24,640	1,672
Eastman Chemical Co	6,000	661
Ecolab Inc	12,075	1,979
FMC Corp	6,200	760
Freeport-McMoRan Inc, Cl B	70,300	2,747
International Flavors & Fragrances Inc	12,357	1,633
International Paper Co	18,800	911
Linde PLC	24,753	8,037

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LyondellBasell Industries NV, Cl A	12,800	$1,463
Martin Marietta Materials Inc	3,000	1,018
Mosaic Co/The	17,900	1,121
Newmont Corp	38,200	2,592
Nucor Corp	13,100	1,735
Packaging Corp of America	4,600	724
PPG Industries Inc	11,400	1,442
Sealed Air Corp	7,000	435
Sherwin-Williams Co/The	11,525	3,089
Vulcan Materials Co	6,400	1,055
Westrock Co	12,941	628

		47,048
Real Estate — 2.5%
Alexandria Real Estate Equities Inc ‡	7,000	1,162
American Tower Corp, Cl A ‡	21,947	5,621
AvalonBay Communities Inc ‡	6,800	1,414
Boston Properties Inc ‡	6,600	734
Camden Property Trust ‡	5,000	717
CBRE Group Inc, Cl A *	16,100	1,334
Crown Castle International Corp ‡	20,800	3,945
Digital Realty Trust Inc ‡	13,700	1,912
Duke Realty Corp ‡	18,200	962
Equinix Inc ‡	4,357	2,994
Equity Residential ‡	16,700	1,283
Essex Property Trust Inc ‡	3,100	880
Extra Space Storage Inc ‡	6,500	1,158
Federal Realty Investment Trust ‡	3,300	379
Healthpeak Properties Inc ‡	26,600	790
Host Hotels & Resorts Inc ‡	34,185	683
Iron Mountain Inc ‡	14,271	769
Kimco Realty Corp ‡	30,500	721
Mid-America Apartment Communities Inc ‡	5,500	995
Prologis Inc ‡	35,798	4,564
Public Storage ‡	7,400	2,447
Realty Income Corp ‡	27,300	1,862
Regency Centers Corp ‡	7,100	484
SBA Communications Corp, Cl A ‡	5,200	1,750
Simon Property Group Inc ‡	15,900	1,823
UDR Inc ‡	14,600	698
Ventas Inc ‡	19,400	1,101
Vornado Realty Trust ‡	7,600	266
Welltower Inc ‡	21,100	1,880
Weyerhaeuser Co ‡	36,427	1,440

		46,768
Utilities — 2.6%
AES Corp/The	32,600	719
Alliant Energy Corp	11,800	753
Ameren Corp	12,500	1,190
American Electric Power Co Inc	24,300	2,479
American Water Works Co Inc	8,800	1,331
Atmos Energy Corp	6,400	745

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CenterPoint Energy Inc	30,800	$987
CMS Energy Corp	14,200	1,009
Consolidated Edison Inc	17,100	1,697
Constellation Energy Corp	15,466	960
Dominion Energy Inc	39,032	3,287
DTE Energy Co	9,400	1,248
Duke Energy Corp	36,930	4,155
Edison International	18,400	1,286
Entergy Corp	9,600	1,155
Evergy Inc	10,999	769
Eversource Energy	16,500	1,523
Exelon Corp	47,300	2,325
FirstEnergy Corp	27,100	1,164
NextEra Energy Inc	94,400	7,145
NiSource Inc	19,500	613
NRG Energy Inc	11,800	543
Pinnacle West Capital Corp	5,200	404
PPL Corp	36,700	1,108
Public Service Enterprise Group Inc	24,300	1,666
Sempra Energy	15,400	2,524
Southern Co/The	50,900	3,851
WEC Energy Group Inc	15,162	1,593
Xcel Energy Inc	25,900	1,951

		50,180
Total Common Stock
(Cost $622,304) ($ Thousands)		1,684,201

Total Investments in Securities — 89.4%
(Cost $622,304) ($ Thousands)		$1,684,201

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI^	914	Jun-2022	$192,579	$188,798	$(3,781)
			$192,579	$188,798	$(3,781)

A list of OTC swap agreements held by the fund at May 31, 2022, is as follows

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
BNP Paribas^	Bloomberg Commodity Index Total Return	13 Week Treasury Bill +10 BPS	Index Return	Quarterly	06/09/2022	USD	(100,660)	$4,459	$–	$4,459
								$4,459	$–	$4,459

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Dynamic Asset Allocation Fund (Concluded)

Percentages are based on Net Assets of $1,883,125 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
^	Security, or a portion thereof, is held by DAA Commodity Strategy Subsidiary, Ltd. as of May 31, 2022.

Cl — Class
Ltd. — Limited
MSCI — Morgan Stanley Capital International
OTC — Over The Counter
PLC — Public Limited Company
S&P— Standard & Poor's
USD — U.S. Dollar

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,684,201	–	–	1,684,201
Total Investments in Securities	1,684,201	–	–	1,684,201

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(3,781)	–	–	(3,781)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	4,459	–	4,459
Total Other Financial Instruments	(3,781)	4,459	–	678

*	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 64.1%
U.S. Treasury Bills ^(A)
0.906%, 08/25/2022	$6,000	$5,985
0.903%, 08/11/2022	7,000	6,986
0.657%, 07/21/2022	12,000	11,986
0.630%, 06/28/2022	600	600
0.533%, 07/07/2022	13,000	12,990
0.490%, 06/30/2022	10,500	10,494
0.480%, 06/23/2022	10,500	10,496
0.430%, 06/16/2022	4,000	3,999
0.000%, 09/01/2022 (B)	2,000	1,994
0.000%, 12/01/2022 (B)	1,000	992
U.S. Treasury Inflation-Protected Securities
0.625%, 01/15/2024	9,401	9,740
0.625%, 01/15/2026 (H)	7,976	8,280
0.375%, 07/15/2023 (H)	23,735	24,509
0.375%, 07/15/2025 (H)	50,948	52,731
0.375%, 01/15/2027 (H)	44,290	45,417
0.375%, 07/15/2027	20,393	20,942
0.250%, 01/15/2025	46,958	48,308
0.125%, 07/15/2024 (H)	38,389	39,637
0.125%, 10/15/2024 (H)(K)	41,496	42,687
0.125%, 10/15/2025 (H)	28,870	29,561
0.125%, 07/15/2026 (H)	68,633	70,010
U.S. Treasury Notes ^
1.289%, US Treasury 3 Month Bill Money Market Yield + 0.055%, 07/31/2022 (E)	2,000	2,001

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.289%, US Treasury 3 Month Bill Money Market Yield + 0.055%, 10/31/2022 (E)	$1,900	$1,901
1.283%, US Treasury 3 Month Bill Money Market Yield + 0.049%, 01/31/2023 (E)	10,100	10,111
1.268%, US Treasury 3 Month Bill Money Market Yield + 0.034%, 04/30/2023 (E)(J)	16,700	16,721
1.263%, US Treasury 3 Month Bill Money Market Yield + 0.029%, 07/31/2023 (E)	6,500	6,511
1.219%, US Treasury 3 Month Bill Money Market Yield + 0.015%, 01/31/2024 (E)	6,700	6,708
0.125%, 04/30/2023	300	295

Total U.S. Treasury Obligations
(Cost $507,071) ($ Thousands)		502,592

	Shares
COMMON STOCK — 31.2%

Communication Services — 2.6%
Activision Blizzard Inc	7,449	580
Alphabet Inc, Cl A *	1,202	2,735
Alphabet Inc, Cl C *	1,106	2,523
AMC Entertainment Holdings Inc, Cl A *	6,500	93
AT&T Inc (I)	118,058	2,513
Cogent Communications Holdings Inc	600	36
Electronic Arts Inc	3,068	425
Iridium Communications Inc *	3,334	124
Liberty Media Corp-Liberty Formula One, Cl C *	2,871	179
Live Nation Entertainment Inc *	1,200	114
Lumen Technologies Inc	20,130	246
Madison Square Garden Entertainment Corp *	322	22
Madison Square Garden Sports Corp, Cl A *	227	37
Match Group Inc *	932	73
Meta Platforms Inc, Cl A *	8,126	1,574
Netflix Inc *	4,118	813
Pinterest Inc, Cl A *	1,332	26
Roku Inc, Cl A *	863	82
Spotify Technology SA *	1,683	190
Take-Two Interactive Software Inc *	1,522	190
Telephone and Data Systems Inc	3,900	69
T-Mobile US Inc *	10,349	1,379
Twitter Inc *	3,774	150
Verizon Communications Inc	70,257	3,604
Walt Disney Co/The *	17,586	1,942

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Warner Bros Discovery Inc * (I)	23,141	$427

		20,146
Consumer Staples — 7.2%
Albertsons Cos Inc, Cl A	3,600	110
Altria Group Inc (I)	41,142	2,225
Andersons Inc/The	1,600	60
Archer-Daniels-Midland Co	13,320	1,210
B&G Foods Inc, Cl A	971	22
Beauty Health Co/The *	2,600	37
BellRing Brands Inc *	2,119	55
Beyond Meat Inc *	1,228	32
BJ's Wholesale Club Holdings Inc *	3,401	197
Boston Beer Co Inc/The, Cl A *	227	81
Brown-Forman Corp, Cl A	927	59
Brown-Forman Corp, Cl B	3,982	263
Bunge Ltd	3,340	395
Cal-Maine Foods Inc	1,050	50
Campbell Soup Co	4,077	195
Casey's General Stores Inc	793	166
Celsius Holdings Inc *	1,200	81
Central Garden & Pet Co, Cl A *	1,500	63
Church & Dwight Co Inc	5,680	512
Clorox Co/The	2,893	421
Coca-Cola Co/The (I)	89,358	5,664
Coca-Cola Consolidated Inc	140	79
Colgate-Palmolive Co	20,027	1,578
Conagra Brands Inc	11,930	392
Constellation Brands Inc, Cl A	3,580	879
Costco Wholesale Corp (I)	10,401	4,849
Coty Inc, Cl A *	9,568	68
Darling Ingredients Inc *	3,485	279
Edgewell Personal Care Co	1,666	61
elf Beauty Inc *	1,900	51
Energizer Holdings Inc	1,760	53
Estee Lauder Cos Inc/The, Cl A	5,120	1,304
Flowers Foods Inc	4,144	114
Freshpet Inc *	1,000	72
General Mills Inc	13,481	942
Grocery Outlet Holding Corp *	1,687	65
Hain Celestial Group Inc/The *	2,027	53
Herbalife Nutrition Ltd *	2,034	44
Hershey Co/The	3,346	708
Hormel Foods Corp	6,644	323
Hostess Brands Inc, Cl A *	3,030	64
Ingredion Inc	1,568	148
Inter Parfums Inc	400	30
J & J Snack Foods Corp	153	20
J M Smucker Co/The	2,400	301
John B Sanfilippo & Son Inc	400	31
Kellogg Co	5,902	412
Keurig Dr Pepper Inc	15,417	536
Kimberly-Clark Corp	7,768	1,033

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kraft Heinz Co/The	16,041	$607
Kroger Co/The	17,393	921
Lamb Weston Holdings Inc	3,442	233
Lancaster Colony Corp	464	57
McCormick & Co Inc/MD	5,805	538
Medifast Inc	246	41
MGP Ingredients Inc	700	68
Molson Coors Beverage Co, Cl B	4,557	254
Mondelez International Inc, Cl A	31,116	1,978
Monster Beverage Corp *	8,738	779
Nu Skin Enterprises Inc, Cl A	857	40
Olaplex Holdings Inc *	3,500	56
PepsiCo Inc (I)	31,620	5,304
Performance Food Group Co *	3,878	168
Philip Morris International Inc (I)	35,979	3,823
Pilgrim's Pride Corp *	1,222	41
Post Holdings Inc *	1,472	121
PriceSmart Inc	500	39
Primo Water Corp	3,775	54
Procter & Gamble Co/The (I)	54,036	7,991
Reynolds Consumer Products Inc	1,100	30
Sanderson Farms Inc	505	101
Seaboard Corp	7	29
Simply Good Foods Co/The *	1,700	68
Spectrum Brands Holdings Inc	1,001	88
Sprouts Farmers Market Inc *	2,601	70
Sysco Corp	11,577	975
TreeHouse Foods Inc *	979	40
Tyson Foods Inc, Cl A (I)	6,535	586
United Natural Foods Inc *	1,400	59
Universal Corp/VA	900	57
US Foods Holding Corp *	4,918	163
Vector Group Ltd	1,419	17
Walgreens Boots Alliance Inc	16,912	741
Walmart Inc (I)	32,012	4,118
WD-40 Co	255	48
Weis Markets Inc	1,200	88

		56,778
Energy — 8.7%
Antero Midstream Corp	13,197	143
Antero Resources Corp *	9,066	389
APA Corp	12,904	607
Arch Resources Inc	600	92
Archrock Inc	7,507	75
Baker Hughes Co, Cl A	26,835	965
Brigham Minerals Inc, Cl A	1,217	37
Bristow Group *	1,500	48
Cactus Inc, Cl A	2,000	105
California Resources Corp	2,900	127
Callon Petroleum Co *	1,700	99
Centennial Resource Development Inc/DE, Cl A *	7,400	59

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ChampionX Corp	8,045	$187
Cheniere Energy Inc	8,696	1,189
Chesapeake Energy Corp	2,700	263
Chevron Corp (I)	66,962	11,695
Civitas Resources Inc	1,569	120
Clean Energy Fuels Corp *	5,769	32
CNX Resources Corp *	6,733	146
Comstock Resources Inc *	2,700	52
ConocoPhillips (I)	44,748	5,028
CONSOL Energy Inc *	1,700	88
Continental Resources Inc/OK	2,388	162
Coterra Energy Inc, Cl A	28,345	973
Delek US Holdings Inc *	2,782	81
Denbury Inc *	1,800	132
Devon Energy Corp	23,649	1,771
DHT Holdings Inc	8,000	48
Diamondback Energy Inc	6,209	944
Dorian LPG Ltd	3,100	53
Dril-Quip Inc *	1,950	61
DT Midstream Inc	3,471	202
Energy Fuels Inc/Canada *	6,200	40
EOG Resources Inc	19,728	2,702
EQT Corp	11,010	525
Equitrans Midstream Corp	17,276	136
Expro Group Holdings *	1,766	24
Exxon Mobil Corp (I)	146,261	14,041
Frontline Ltd/Bermuda	6,114	59
Gevo Inc *	9,500	40
Golar LNG Ltd *	4,523	115
Green Plains Inc *	1,500	49
Halliburton Co	31,334	1,269
Helmerich & Payne Inc	3,712	187
Hess Corp	9,840	1,211
HF Sinclair Corp	5,853	287
International Seaways Inc	2,400	58
Kinder Morgan Inc	68,300	1,345
Kosmos Energy Ltd *	15,416	119
Laredo Petroleum *	500	42
Liberty Oilfield Services Inc, Cl A *	4,026	65
Magnolia Oil & Gas Corp, Cl A	4,191	116
Marathon Oil Corp	27,318	859
Marathon Petroleum Corp (I)	21,578	2,196
Matador Resources Co	3,657	223
Murphy Oil Corp	5,043	214
Nabors Industries Ltd *	100	17
New Fortress Energy Inc, Cl A	1,400	65
NexTier Oilfield Solutions Inc *	8,900	97
Northern Oil and Gas Inc	1,900	62
NOV Inc	14,016	280
Oasis Petroleum Inc	500	79
Occidental Petroleum Corp	29,922	2,074
Oceaneering International Inc *	6,023	77

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ONEOK Inc	16,468	$1,084
Ovintiv Inc	8,594	481
Par Pacific Holdings Inc *	2,977	49
Patterson-UTI Energy Inc	6,765	129
PBF Energy Inc, Cl A *	2,880	96
PDC Energy Inc	3,099	245
Peabody Energy Corp *	3,500	83
Phillips 66	15,664	1,579
Pioneer Natural Resources Co	7,641	2,124
ProPetro Holding Corp *	2,306	30
Range Resources Corp *	9,095	309
Renewable Energy Group Inc *	1,552	95
REX American Resources Corp *	293	25
Schlumberger NV	50,220	2,308
Scorpio Tankers Inc	2,441	81
SFL Corp Ltd	5,417	61
SM Energy Co	4,200	203
Southwestern Energy Co *	37,602	343
Targa Resources Corp	8,220	592
Tellurian Inc *	14,200	68
Texas Pacific Land Corp	222	348
Uranium Energy Corp *	14,100	54
US Silica Holdings Inc *	3,500	62
Valero Energy Corp (I)	14,045	1,820
Whiting Petroleum Corp	1,400	124
Williams Cos Inc/The	42,725	1,583
World Fuel Services Corp	2,750	68

		68,690
Health Care — 6.1%
10X Genomics Inc, Cl A *	903	46
Abbott Laboratories	15,282	1,795
AbbVie Inc	16,030	2,362
ABIOMED Inc *	259	68
Acadia Healthcare Co Inc *	945	67
ACADIA Pharmaceuticals Inc *	2,900	47
Agilent Technologies Inc	2,527	322
Align Technology Inc *	962	267
Alkermes PLC *	2,200	66
Alnylam Pharmaceuticals Inc *	1,698	214
Amedisys Inc *	200	23
AmerisourceBergen Corp, Cl A	1,091	169
Amgen Inc (I)	4,887	1,255
AMN Healthcare Services Inc *	500	48
Amphastar Pharmaceuticals Inc *	1,407	52
Anthem Inc	2,108	1,074
Apellis Pharmaceuticals Inc *	1,200	50
Arrowhead Pharmaceuticals Inc *	822	27
Arvinas Inc *	500	21
Avanos Medical Inc *	842	24
Avantor Inc *	4,694	150
Azenta Inc	1,100	84
Baxter International Inc (I)	4,796	365

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Becton Dickinson and Co	2,444	$625
Biogen Inc *	1,577	315
Biohaven Pharmaceutical Holding Co Ltd *	500	72
BioMarin Pharmaceutical Inc *	1,431	108
Bio-Rad Laboratories Inc, Cl A *	127	68
Bio-Techne Corp	303	112
Blueprint Medicines Corp *	472	26
Boston Scientific Corp *	13,441	551
Bristol-Myers Squibb Co	18,567	1,401
Bruker Corp	976	61
Cardinal Health Inc	2,008	113
Catalent Inc *	1,241	128
Centene Corp *	4,709	384
Cerner Corp	2,327	221
Change Healthcare Inc *	1,000	24
Charles River Laboratories International Inc *	461	108
Chemed Corp	127	62
Cigna Corp	2,853	765
CONMED Corp	400	47
Cooper Cos Inc/The	330	116
CorVel Corp *	200	30
Covetrus Inc *	1,565	33
CVS Health Corp	11,419	1,105
Cytokinetics Inc *	1,200	48
Danaher Corp	5,444	1,436
DaVita Inc *	511	50
DENTSPLY SIRONA Inc	1,674	66
Dexcom Inc *	890	265
Edwards Lifesciences Corp *	5,327	537
Elanco Animal Health Inc *	3,758	89
Eli Lilly & Co	6,887	2,159
Enanta Pharmaceuticals Inc *	500	20
Encompass Health Corp	884	58
Ensign Group Inc/The	361	29
Envista Holdings Corp *	1,600	69
Exact Sciences Corp *	1,679	84
Exelixis Inc *	2,196	40
Fate Therapeutics Inc *	590	14
Gilead Sciences Inc (I)	10,425	676
Globus Medical Inc, Cl A *	700	47
Guardant Health Inc *	466	19
Haemonetics Corp *	567	36
Halozyme Therapeutics Inc *	1,232	57
HCA Healthcare Inc	1,870	393
HealthEquity Inc *	500	31
HealthStream Inc *	1,168	24
Henry Schein Inc *	936	80
Hologic Inc *	2,640	199
Horizon Therapeutics PLC *	2,673	240
Humana Inc	1,075	488
ICU Medical Inc *	126	23

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
IDEXX Laboratories Inc *	863	$338
Illumina Inc *	1,395	334
Inari Medical Inc *	500	33
Incyte Corp *	1,556	118
Inspire Medical Systems Inc *	200	35
Insulet Corp *	813	174
Integer Holdings Corp *	400	32
Integra LifeSciences Holdings Corp *	572	36
Intellia Therapeutics Inc *	400	19
Intra-Cellular Therapies Inc *	1,100	63
Intuitive Surgical Inc *	2,871	654
Ionis Pharmaceuticals Inc *	1,024	37
IQVIA Holdings Inc *	2,021	435
iRhythm Technologies Inc *	400	56
Ironwood Pharmaceuticals Inc, Cl A *	2,400	27
Jazz Pharmaceuticals PLC *	448	67
Johnson & Johnson (I)	21,872	3,927
Laboratory Corp of America Holdings	1,051	259
Lantheus Holdings Inc *	800	55
LHC Group Inc *	337	56
Ligand Pharmaceuticals Inc *	222	20
LivaNova PLC *	443	30
Maravai LifeSciences Holdings Inc, Cl A *	1,900	59
Masimo Corp *	428	60
McKesson Corp	1,142	375
Medpace Holdings Inc *	300	43
Medtronic PLC	11,827	1,185
Merck & Co Inc	19,674	1,811
Merit Medical Systems Inc *	500	31
Mesa Laboratories Inc	98	21
Mettler-Toledo International Inc *	176	226
Mirati Therapeutics Inc *	282	11
Moderna Inc *	3,118	453
Molina Healthcare Inc *	574	167
Natera Inc *	559	21
Neogen Corp *	882	23
Neurocrine Biosciences Inc *	870	81
NextGen Healthcare Inc *	2,384	43
Novavax Inc *	479	27
Novocure Ltd *	712	57
NuVasive Inc *	400	23
Omnicell Inc *	250	28
Option Care Health Inc *	2,000	61
Organon & Co	1,865	71
Owens & Minor Inc	1,100	38
Pacira BioSciences Inc *	600	38
Penumbra Inc *	195	29
PerkinElmer Inc	909	136
Perrigo Co PLC	429	17
Pfizer Inc	46,528	2,468
Premier Inc, Cl A	500	19
Progyny Inc *	800	25

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PTC Therapeutics Inc *	600	$18
QIAGEN NV *	2,382	109
Quest Diagnostics Inc	1,131	160
QuidelOrtho Corp *	200	19
Regeneron Pharmaceuticals Inc *	875	582
Repligen Corp *	432	71
ResMed Inc	1,275	259
Royalty Pharma PLC, Cl A	2,100	86
Sage Therapeutics Inc *	703	22
Sarepta Therapeutics Inc *	531	39
Seagen Inc *	1,100	149
Select Medical Holdings Corp	1,200	29
Shockwave Medical Inc *	200	33
STAAR Surgical Co *	220	15
STERIS PLC	578	132
Stryker Corp	2,969	696
Syneos Health Inc, Cl A *	1,027	76
Tandem Diabetes Care Inc *	400	27
Teladoc Health Inc *	3,808	130
Teleflex Inc	599	172
Tenet Healthcare Corp *	900	58
Thermo Fisher Scientific Inc	3,054	1,733
Ultragenyx Pharmaceutical Inc *	358	17
United Therapeutics Corp *	370	85
UnitedHealth Group Inc (I)	7,866	3,908
Universal Health Services Inc, Cl B	423	53
USANA Health Sciences Inc *	500	35
Veeva Systems Inc, Cl A *	1,400	238
Veracyte Inc *	1,100	19
Vertex Pharmaceuticals Inc *	2,249	604
Viatris Inc, Cl W *	13,858	170
Waters Corp *	370	121
West Pharmaceutical Services Inc	755	234
Xencor Inc *	1,342	30
Zimmer Biomet Holdings Inc	2,422	291
Zoetis Inc, Cl A	4,094	700

		47,920
Information Technology — 2.1%
Accenture PLC, Cl A	1,903	568
Adobe Inc *	1,521	633
Akamai Technologies Inc *	500	51
Amdocs Ltd	847	74
Anaplan Inc *	900	59
ANSYS Inc *	546	142
Aspen Technology Inc *	178	34
Atlassian Corp PLC, Cl A *	622	110
Autodesk Inc *	753	156
Automatic Data Processing Inc	1,297	289
Bill.com Holdings Inc *	100	12
Black Knight Inc *	1,000	68
Block Inc, Cl A *	1,169	102
Broadridge Financial Solutions Inc	300	44

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cadence Design Systems Inc *	1,159	$178
Cass Information Systems Inc	700	24
CDK Global Inc	835	45
Ceridian HCM Holding Inc *	500	28
Citrix Systems Inc	200	20
Cloudflare Inc, Cl A *	600	34
Cognizant Technology Solutions Corp, Cl A	1,495	112
CommVault Systems Inc *	400	24
Crowdstrike Holdings Inc, Cl A *	822	132
Datadog Inc, Cl A *	625	60
DocuSign Inc, Cl A *	422	35
Dynatrace Inc *	800	30
Elastic NV *	300	19
EPAM Systems Inc *	98	33
Fair Isaac Corp *	100	41
Fidelity National Information Services Inc	2,256	236
Fiserv Inc *	2,398	240
Five9 Inc *	300	29
FleetCor Technologies Inc *	195	49
Fortinet Inc *	350	103
Gartner Inc *	237	62
Genpact Ltd	600	27
Global Payments Inc	781	102
Globant SA *	90	17
GoDaddy Inc, Cl A *	1,000	75
Guidewire Software Inc *	400	32
HubSpot Inc *	100	34
International Business Machines Corp	2,765	384
Intuit Inc	754	313
Jack Henry & Associates Inc	349	66
Manhattan Associates Inc *	286	35
Mastercard Inc, Cl A	2,628	941
Microsoft Corp (I)	22,952	6,240
MongoDB Inc, Cl A *	140	33
NortonLifeLock Inc	1,294	31
Okta Inc, Cl A *	253	21
Oracle Corp	5,182	373
PagerDuty Inc *	1,210	30
Palantir Technologies Inc, Cl A *	3,300	29
Palo Alto Networks Inc *	378	190
Paychex Inc	871	108
Paycom Software Inc *	89	25
Paylocity Holding Corp *	200	35
PayPal Holdings Inc *	3,769	321
PTC Inc *	500	58
Salesforce Inc *	3,117	499
ServiceNow Inc *	632	295
Snowflake Inc, Cl A *	900	115
Splunk Inc *	373	38
SS&C Technologies Holdings Inc	440	28
Synopsys Inc *	655	209
Trade Desk Inc/The, Cl A *	940	49

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Twilio Inc, Cl A *	337	$35
Tyler Technologies Inc *	90	32
Unity Software Inc *	400	16
Verint Systems Inc *	500	26
VeriSign Inc *	200	35
Visa Inc, Cl A	5,133	1,089
VMware Inc, Cl A	511	65
Vonage Holdings Corp *	1,649	32
WEX Inc *	200	34
Workday Inc, Cl A *	879	137
Zendesk Inc *	600	55
Zoom Video Communications Inc, Cl A *	462	50
Zscaler Inc *	140	21

		16,256
Real Estate — 2.9%
Acadia Realty Trust ‡	4,000	79
Agree Realty Corp ‡	800	56
Alexandria Real Estate Equities Inc ‡	2,718	451
American Campus Communities Inc ‡	2,331	151
American Homes 4 Rent, Cl A ‡	4,475	165
American Tower Corp, Cl A ‡	7,264	1,861
Americold Realty Trust Inc ‡	3,783	105
Apartment Income Corp ‡	2,115	95
Apple Hospitality Inc ‡	2,165	36
AvalonBay Communities Inc ‡	2,231	464
Boston Properties Inc ‡	2,630	292
Brandywine Realty Trust ‡	1,779	20
Brixmor Property Group Inc ‡	4,439	108
Broadstone Net Lease Inc, Cl A ‡	3,200	68
Camden Property Trust ‡	1,590	228
CareTrust Inc ‡	2,100	39
CBRE Group Inc, Cl A *	5,270	437
Corporate Office Properties Trust ‡	1,429	39
Cousins Properties Inc ‡	2,324	80
Crown Castle International Corp ‡	6,651	1,261
CubeSmart ‡	5,239	233
Cushman & Wakefield PLC *	1,464	27
DiamondRock Hospitality Co *‡	5,700	59
Digital Realty Trust Inc ‡	4,215	588
DigitalBridge Group *	7,034	42
Douglas Emmett Inc ‡	2,384	67
Duke Realty Corp ‡	5,826	308
EastGroup Properties Inc ‡	460	74
Empire State Realty Trust Inc, Cl A ‡	4,209	34
EPR Properties ‡	947	49
Equinix Inc ‡	1,343	923
Equity Commonwealth *‡	2,000	54
Equity LifeStyle Properties Inc ‡	2,327	176
Equity Residential ‡	5,585	429
Essential Properties Realty Trust Inc ‡	1,598	37
Essex Property Trust Inc ‡	885	251
Extra Space Storage Inc ‡	2,211	394

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Federal Realty Investment Trust ‡	1,099	$126
First Industrial Realty Trust Inc ‡	1,752	93
Forestar Group Inc *	1,774	29
Four Corners Property Trust Inc ‡	1,856	51
Franklin Street Properties Corp ‡	7,900	36
Gaming and Leisure Properties Inc ‡	3,225	151
Getty Realty Corp ‡	1,100	31
Healthcare Realty Trust Inc ‡	2,439	71
Healthcare Trust of America Inc, Cl A ‡	4,002	120
Healthpeak Properties Inc ‡	8,651	257
Highwoods Properties Inc ‡	1,928	76
Host Hotels & Resorts Inc ‡	13,776	275
Howard Hughes Corp/The *	836	70
Hudson Pacific Properties Inc ‡	2,073	41
Independence Realty Trust Inc ‡	5,300	125
Industrial Logistics Properties Trust ‡	1,400	21
Innovative Industrial Properties Inc, Cl A ‡	300	40
Invitation Homes Inc ‡	11,096	419
Iron Mountain Inc ‡	4,056	219
JBG SMITH Properties ‡	1,710	44
Jones Lang LaSalle Inc *	692	137
Kennedy-Wilson Holdings Inc	1,415	30
Kilroy Realty Corp ‡	1,520	92
Kimco Realty Corp ‡	9,115	216
Kite Realty Group Trust ‡	4,176	88
Lamar Advertising Co, Cl A ‡	1,669	163
Life Storage Inc ‡	1,143	133
LXP Industrial Trust, Cl B ‡	4,731	55
Macerich Co/The ‡	3,603	42
Marcus & Millichap Inc	600	25
Medical Properties Trust Inc ‡	8,912	166
Mid-America Apartment Communities Inc ‡	1,637	296
National Health Investors Inc ‡	759	45
National Retail Properties Inc ‡	2,895	128
National Storage Affiliates Trust ‡	1,757	92
Newmark Group Inc, Cl A	3,341	37
Omega Healthcare Investors Inc ‡	3,539	105
Opendoor Technologies Inc *	7,300	53
Outfront Media Inc ‡	2,325	48
Paramount Group Inc ‡	4,300	39
Park Hotels & Resorts Inc ‡	3,709	67
Pebblebrook Hotel Trust ‡	2,447	55
Phillips Edison ‡	3,900	132
Physicians Realty Trust ‡	2,813	52
PotlatchDeltic Corp ‡	1,021	54
Prologis Inc ‡	11,794	1,503
PS Business Parks Inc ‡	204	38
Public Storage ‡	2,338	773
Rayonier Inc ‡	2,527	104
Realogy Holdings Corp *	2,800	35
Realty Income Corp ‡	8,737	596
Regency Centers Corp ‡	2,149	147

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Retail Opportunity Investments Corp ‡	1,911	$35
Rexford Industrial Realty Inc ‡	3,148	201
RLJ Lodging Trust ‡	3,871	52
Ryman Hospitality Properties Inc *‡	867	77
Sabra Health Care Inc ‡	2,961	42
Saul Centers Inc ‡	866	42
SBA Communications Corp, Cl A ‡	1,675	564
Service Properties Trust ‡	2,782	18
Simon Property Group Inc ‡	5,421	622
SITE Centers Corp ‡	2,800	44
SL Green Realty Corp ‡	827	51
Spirit Realty Capital Inc ‡	1,868	78
St. Joe Co	1,158	58
STAG Industrial Inc ‡	3,018	100
STORE Capital Corp ‡	4,340	120
Sun Communities Inc ‡	2,149	353
Sunstone Hotel Investors Inc *‡	5,094	61
Terreno Realty Corp ‡	1,022	62
UDR Inc ‡	4,828	231
Uniti Group Inc ‡	3,838	44
Urban Edge Properties ‡	2,552	48
Ventas Inc ‡	6,232	354
Veris Residential *‡	2,576	41
VICI Properties Inc ‡	9,070	280
Vornado Realty Trust ‡	2,517	88
Washington Real Estate Investment Trust ‡	4,600	112
Welltower Inc ‡	7,098	632
Weyerhaeuser Co ‡	11,568	457
WP Carey Inc ‡	3,408	287
Xenia Hotels & Resorts Inc *‡	2,172	40
Zillow Group Inc, Cl A *	1,100	44
Zillow Group Inc, Cl C *	2,700	108

		22,967
Utilities — 1.6%
AES Corp/The	6,544	144
ALLETE Inc	800	50
Alliant Energy Corp	2,288	146
Ameren Corp	2,435	232
American Electric Power Co Inc	5,065	517
American States Water Co	500	40
American Water Works Co Inc	1,816	275
Atmos Energy Corp	1,351	157
Avangrid Inc	1,000	48
Avista Corp	1,100	48
Black Hills Corp	800	61
Brookfield Infrastructure Corp, Cl A	466	33
Brookfield Renewable Corp, Cl A	1,100	40
California Water Service Group	397	21
CenterPoint Energy Inc	5,806	186
Clearway Energy Inc, Cl C	1,281	45
CMS Energy Corp	2,857	203
Consolidated Edison Inc	3,658	363

Description	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)
Constellation Energy Corp		3,170	$197
Dominion Energy Inc		8,269	696
DTE Energy Co		1,833	243
Duke Energy Corp		7,593	854
Edison International		4,085	286
Entergy Corp		1,866	224
Essential Utilities Inc		1,937	90
Evergy Inc		2,036	142
Eversource Energy		3,281	303
Exelon Corp		9,312	458
FirstEnergy Corp		5,941	255
Hawaiian Electric Industries Inc		1,150	50
IDACORP Inc		790	86
MGE Energy Inc		600	48
Middlesex Water Co		200	17
National Fuel Gas Co		1,000	74
New Jersey Resources Corp		1,300	60
NextEra Energy Inc		20,912	1,583
NiSource Inc		3,419	108
NRG Energy Inc		2,983	137
OGE Energy Corp		1,585	65
ONE Gas Inc		406	35
Ormat Technologies Inc		275	23
PG&E Corp *		19,463	237
Pinnacle West Capital Corp		1,409	109
PNM Resources Inc		534	25
Portland General Electric Co		1,024	50
PPL Corp		8,009	242
Public Service Enterprise Group Inc		5,926	406
Sempra Energy		3,205	525
SJW Group		700	43
South Jersey Industries Inc		2,100	73
Southern Co/The		10,640	805
Southwest Gas Holdings Inc		500	47
Spire Inc		700	55
UGI Corp		1,563	67
Unitil Corp		500	29
Via Renewables Inc, Cl A		3,000	25
Vistra Corp		5,774	152
WEC Energy Group Inc		3,346	352
Xcel Energy Inc		5,256	396

			12,281
Total Common Stock
(Cost $147,787) ($ Thousands)			245,038

	Face Amount (Thousands)
CORPORATE OBLIGATIONS — 8.4%
Communication Services — 1.1%
Altice Financing
3.000%, 01/15/2028	EUR	226	205

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Altice France
3.375%, 01/15/2028	EUR	112	$101
AT&T
4.300%, 12/15/2042		$200	187
Baidu
3.425%, 04/07/2030		201	185
CCO Holdings LLC
4.750%, 02/01/2032 (C)		489	435
4.500%, 08/15/2030 (C)		54	49
4.500%, 06/01/2033 (C)		189	163
DISH DBS
5.250%, 12/01/2026 (C)		920	778
Globo Comunicacao e Participacoes
4.875%, 01/22/2030 (C)		415	358
Lorca Telecom Bondco
4.000%, 09/18/2027	EUR	226	226
Magallanes
3.755%, 03/15/2027 (C)		$525	510
Prosus
3.680%, 01/21/2030 (C)		479	399
3.257%, 01/19/2027 (C)		262	233
Summer BC Holdco B SARL
5.750%, 10/31/2026	EUR	226	234
Tencent Holdings MTN
3.240%, 06/03/2050 (C)		$412	293
2.390%, 06/03/2030		200	171
1.810%, 01/26/2026 (C)		621	575
Time Warner Cable LLC
4.500%, 09/15/2042		245	204
T-Mobile USA
3.375%, 04/15/2029 (C)		63	58
2.875%, 02/15/2031		315	276
2.625%, 02/15/2029		107	95
2.550%, 02/15/2031		837	727
Weibo
3.375%, 07/08/2030		1,183	979

			7,441

Consumer Discretionary — 0.8%
Adient Global Holdings
3.500%, 08/15/2024	EUR	226	227
Advance Auto Parts
3.900%, 04/15/2030		$784	735
Carnival
4.000%, 08/01/2028 (C)		527	478
Clarios Global
4.375%, 05/15/2026 (C)	EUR	161	159
Expedia Group
6.250%, 05/01/2025 (C)		$24	25
4.625%, 08/01/2027		224	224
Ford Motor Credit LLC
4.950%, 05/28/2027		618	615

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Harley-Davidson Financial Services
3.350%, 06/08/2025 (C)		$742	$723
3.050%, 02/14/2027 (C)		241	223
Las Vegas Sands Corp
3.900%, 08/08/2029		653	569
MDC Holdings
6.000%, 01/15/2043		340	308
MercadoLibre
2.375%, 01/14/2026		200	182
NH Hotel Group
4.000%, 07/02/2026	EUR	107	109
Nissan Motor
4.345%, 09/17/2027 (C)		$1,034	985
Nobel Bidco BV
3.125%, 06/15/2028	EUR	226	191
Ross Stores
4.700%, 04/15/2027		$946	973
Royal Caribbean Cruises Ltd
11.500%, 06/01/2025 (C)		301	326
Wynn Macau
5.625%, 08/26/2028 (C)		341	255

			7,307

Consumer Staples — 0.7%
Albertsons
3.500%, 03/15/2029 (C)		351	305
Altria Group
4.800%, 02/14/2029		160	160
3.400%, 05/06/2030		850	764
BAT Capital
4.906%, 04/02/2030		447	433
4.700%, 04/02/2027		545	541
2.259%, 03/25/2028		1,268	1,096
Cencosud
5.150%, 02/12/2025		613	616
Natura & Luxembourg Holdings Sarl
6.000%, 04/19/2029 (C)		319	310
Natura Cosmeticos
4.125%, 05/03/2028 (C)		271	245
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (C)(D)		500	–

			4,470

Energy — 0.6%
BP Capital Markets America
2.939%, 06/04/2051		1,066	806
Continental Resources/Oklahoma
2.268%, 11/15/2026 (C)		960	881
Enbridge Energy Partners
7.375%, 10/15/2045		587	737
Energy Transfer
6.250%, 04/15/2049		297	303

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Eni
4.250%, 05/09/2029 (C)	$950	$947
Marathon Petroleum
6.500%, 03/01/2041	150	171
Oleoducto Central
4.000%, 07/14/2027 (C)	235	211
ONEOK
6.350%, 01/15/2031	124	135
ONEOK Partners
6.125%, 02/01/2041	54	54
Tengizchevroil Finance International
3.250%, 08/15/2030 (C)	255	204
TransCanada PipeLines
6.200%, 10/15/2037	302	344
6.100%, 06/01/2040	486	547

		5,340

Financials — 3.3%
ABN AMRO Bank
4.750%, 07/28/2025 (C)	200	203
Aircastle
5.250%, 08/11/2025 (C)	432	431
4.250%, 06/15/2026	54	52
4.125%, 05/01/2024	172	170
2.850%, 01/26/2028 (C)	778	675
Alfa
5.250%, 03/25/2024 (C)	814	827
Aviation Capital Group LLC
5.500%, 12/15/2024 (C)	432	439
4.875%, 10/01/2025 (C)	175	174
4.375%, 01/30/2024 (C)	152	151
4.125%, 08/01/2025 (C)	6	6
3.500%, 11/01/2027 (C)	157	145
1.950%, 01/30/2026 (C)	406	363
1.950%, 09/20/2026 (C)	142	124
Banco de Credito del Peru S.A. MTN
3.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.000%, 07/01/2030 (C)(E)	728	679
Banco Santander
7.500%, USD ICE Swap 11:00 NY 5 Yr + 4.989%(E)(F)	600	614
4.175%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.000%, 03/24/2028 (E)	200	196
Bank of America
1.734%, U.S. SOFR + 0.960%, 07/22/2027 (E)	1,043	950
Bank of America MTN
4.376%, U.S. SOFR + 1.580%, 04/27/2028 (E)	773	779

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of New York Mellon
4.700%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.358%(E)(F)	$192	$192
BNP Paribas
2.871%, U.S. SOFR + 1.387%, 04/19/2032 (C)(E)	687	585
Capital One Financial
4.927%, U.S. SOFR + 2.057%, 05/10/2028 (E)	270	274
2.636%, U.S. SOFR + 1.290%, 03/03/2026 (E)	447	431
CDBL Funding 1 MTN
3.500%, 10/24/2027	520	499
Charles Schwab
5.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.971%(E)(F)	397	401
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.168%(E)(F)	583	527
CITIC MTN
2.850%, 02/25/2030	278	247
Citigroup
5.950%, ICE LIBOR USD 3 Month + 4.068%(E)(F)	232	231
4.140%, U.S. SOFR + 1.372%, 05/24/2025 (E)	759	765
4.075%, ICE LIBOR USD 3 Month + 1.192%, 04/23/2029 (E)	288	283
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.597%(E)(F)	348	314
3.980%, ICE LIBOR USD 3 Month + 1.338%, 03/20/2030 (E)	196	190
Credit Suisse Group
7.500%, USD Swap Semi 30/360 5 Yr Curr + 4.598%(C)(E)(F)	200	200
7.500%, USD Swap Semi 30/360 5 Yr Curr + 4.600%(E)(F)	749	740
6.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.822%(C)(E)(F)	300	277
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (C)(E)	382	354
3.091%, U.S. SOFR + 1.730%, 05/14/2032 (C)(E)	670	562
Danske Bank
4.298%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 04/01/2028 (C)(E)	207	201

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Deutsche Bank NY
3.961%, U.S. SOFR + 2.581%, 11/26/2025 (E)	$295	$290
2.129%, U.S. SOFR + 1.870%, 11/24/2026 (E)	330	302
Discover Financial Services
6.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.783%(E)(F)	1,248	1,255
Fifth Third Bancorp
4.500%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.215%(E)(F)	236	226
Goldman Sachs Group
4.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.949%(E)(F)	296	259
3.102%, U.S. SOFR + 1.410%, 02/24/2033 (E)	93	83
2.615%, U.S. SOFR + 1.281%, 04/22/2032 (E)	688	593
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (E)	231	194
HSBC Holdings PLC
4.583%, ICE LIBOR USD 3 Month + 1.535%, 06/19/2029 (E)	499	494
4.292%, ICE LIBOR USD 3 Month + 1.348%, 09/12/2026 (E)	260	259
ING Groep
4.017%, U.S. SOFR + 1.830%, 03/28/2028 (E)	286	279
JPMorgan Chase
4.709%, ICE LIBOR USD 3 Month + 3.470%(E)(F)	291	285
4.287%, ICE LIBOR USD 3 Month + 3.320%(E)(F)	145	140
2.580%, U.S. SOFR + 1.250%, 04/22/2032 (E)	688	600
Morgan Stanley
4.210%, U.S. SOFR + 1.610%, 04/20/2028 (E)	191	191
Morgan Stanley MTN
2.943%, U.S. SOFR + 1.290%, 01/21/2033 (E)	107	95
Nationwide Building Society MTN
2.972%, U.S. SOFR + 1.290%, 02/16/2028 (C)(E)	307	286
OEC Finance
7.125%cash/0% PIK, 12/26/2046 (C)	221	7
5.250%cash/0% PIK, 12/27/2033 (C)	206	7
S&P Global
4.750%, 08/01/2028 (C)	31	32
4.250%, 05/01/2029 (C)	145	147

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Santander Holdings USA
4.400%, 07/13/2027	$351	$347
2.490%, U.S. SOFR + 1.249%, 01/06/2028 (E)	85	77
Societe Generale
2.797%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.300%, 01/19/2028 (C)(E)	613	559
Standard Chartered
6.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.661%(C)(E)(F)	514	517
3.971%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.650%, 03/30/2026 (C)(E)	207	204
2.749%, ICE LIBOR USD 3 Month + 1.510%(C)(E)(F)	400	334
Swiss Re Finance Luxembourg
5.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.582%, 04/02/2049 (E)	400	392
Truist Financial
5.100%, US Treas Yield Curve Rate T Note Const Mat 10 Yr + 4.349%(E)(F)	792	764
UBS Group
4.488%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 05/12/2026 (C)(E)	383	387
UniCredit
3.127%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 06/03/2032 (C)(E)	350	289
1.982%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.200%, 06/03/2027 (C)(E)	510	450
US Bancorp
5.300%, ICE LIBOR USD 3 Month + 2.914%(E)(F)	408	377
Voya Financial
5.650%, ICE LIBOR USD 3 Month + 3.580%, 05/15/2053 (E)	258	250
Wells Fargo
3.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.453%(E)(F)	306	282
2.188%, U.S. SOFR + 2.000%, 04/30/2026 (E)	420	399

		25,903

Health Care — 0.1%
Amgen
3.000%, 02/22/2029	237	224

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cigna
4.375%, 10/15/2028		$384	$390
IQVIA
2.250%, 03/15/2029	EUR	200	187
Organon & Co
2.875%, 04/30/2028		200	197

			998

Industrials — 0.7%
AerCap Ireland Capital DAC
6.500%, 07/15/2025		$187	195
4.450%, 04/03/2026		156	153
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450%, 10/29/2026		569	509
Air Lease
3.625%, 04/01/2027		38	36
2.100%, 09/01/2028		165	140
Air Lease MTN
2.875%, 01/15/2026		83	78
APCOA Parking Holdings GmbH
4.625%, 01/15/2027	EUR	226	215
Cemex
3.875%, 07/11/2031 (C)		$500	424
CNH Industrial Capital LLC
3.950%, 05/23/2025		583	585
Delta Air Lines/Skymiles LP
4.750%, 10/20/2028 (C)		450	449
4.500%, 10/20/2025 (C)		388	387
Deutsche Lufthansa MTN
3.000%, 05/29/2026	EUR	100	99
Embraer Netherlands Finance BV
6.950%, 01/17/2028 (C)		$242	249
5.400%, 02/01/2027		575	569
ENA Master Trust
4.000%, 05/19/2048 (C)		269	238
Flowserve
2.800%, 01/15/2032		228	187
Lima Metro Line 2 Finance
5.875%, 07/05/2034		231	231
4.350%, 04/05/2036 (C)		217	198
Odebrecht Holdco Finance
0.000%, 09/10/2058 (C)(G)		480	2
TK Elevator Midco GmbH
4.375%, 07/15/2027	EUR	118	117
TransDigm
6.250%, 03/15/2026 (C)		$448	456
Westinghouse Air Brake Technologies
3.200%, 06/15/2025		134	129

			5,646

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Information Technology — 0.3%
Broadcom
4.926%, 05/15/2037 (C)		$247	$233
4.150%, 11/15/2030		183	174
4.150%, 04/15/2032 (C)		144	135
4.000%, 04/15/2029 (C)		41	39
Entegris Escrow
4.750%, 04/15/2029 (C)		611	581
Infor
1.750%, 07/15/2025 (C)		323	302
Kyndryl Holdings
2.050%, 10/15/2026 (C)		568	496
Playtech
4.250%, 03/07/2026	EUR	200	212
SK Hynix
2.375%, 01/19/2031 (C)		$262	215
TSMC Arizona
3.875%, 04/22/2027		345	348
Workday
3.800%, 04/01/2032		156	147
3.700%, 04/01/2029		61	58

			2,940

Materials — 0.3%
Anglo American Capital
3.875%, 03/16/2029 (C)		226	215
Braskem Netherlands Finance BV
4.500%, 01/31/2030 (C)		220	206
Freeport Indonesia MTN
4.763%, 04/14/2027 (C)		225	226
INEOS Quattro Finance 2
2.500%, 01/15/2026 (C)	EUR	280	277
Inversiones CMPC
4.375%, 05/15/2023		$237	238
Nucor
4.300%, 05/23/2027		273	277
Suzano Austria GmbH
3.750%, 01/15/2031		163	144
2.500%, 09/15/2028		861	745
Volcan Cia Minera SAA
4.375%, 02/11/2026 (C)		144	132

			2,460

Real Estate — 0.1%
American Tower
4.050%, 03/15/2032		104	98
3.650%, 03/15/2027		205	199
Host Hotels & Resorts
4.000%, 06/15/2025		391	387
3.500%, 09/15/2030		131	117

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.900%, 12/15/2031	$214	$177

		978

Utilities — 0.4%
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (C)	297	272
Chile Electricity PEC
0.000%, 01/25/2028 (C)(G)	491	361
Comision Federal de Electricidad
4.688%, 05/15/2029 (C)	294	270
3.348%, 02/09/2031 (C)	574	460
Duke Energy Carolinas NC Storm Funding LLC
2.617%, 07/01/2041	314	267
Engie Energia Chile
3.400%, 01/28/2030	349	300
Terraform Global Operating LLC
6.125%, 03/01/2026 (C)	77	75
Vistra
7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.740%(C)(E)(F)	272	261

		2,266

Total Corporate Obligations
(Cost $73,002) ($ Thousands)		65,749

MORTGAGE-BACKED SECURITIES — 5.9%
Agency Mortgage-Backed Obligations — 2.1%
FHLMC CMO, Ser 2016-4585, Cl DS, IO
5.125%, 05/15/2046(E)	758	115
FHLMC CMO, Ser 2017-4693, Cl SL, IO
5.275%, 06/15/2047(E)	1,108	171
FHLMC CMO, Ser 2017-4719, Cl JS, IO
5.275%, 09/15/2047(E)	829	121
FHLMC CMO, Ser 2020-4954, Cl SL, IO
5.044%, 02/25/2050(E)	1,263	182
FHLMC CMO, Ser 2020-4981, Cl HS, IO
5.094%, 06/25/2050(E)	2,398	319
FHLMC CMO, Ser 2020-5015, Cl BI, IO
4.000%, 09/25/2050	1,663	296
FNMA
3.000%, 02/01/2052	2,259	2,159
FNMA CMO, Ser 2011-131, Cl ST, IO
5.534%, 12/25/2041(E)	528	88
FNMA CMO, Ser 2014-17, Cl SA, IO
5.044%, 04/25/2044(E)	1,611	263
FNMA CMO, Ser 2014-78, Cl SE, IO
5.094%, 12/25/2044(E)	856	123

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2016-77, Cl DS, IO
4.994%, 10/25/2046(E)	$801	$115
FNMA CMO, Ser 2017-62, Cl AS, IO
5.144%, 08/25/2047(E)	992	156
FNMA CMO, Ser 2017-81, Cl SA, IO
5.194%, 10/25/2047(E)	1,170	193
FNMA CMO, Ser 2020-89, Cl KI, IO
4.000%, 12/25/2050	3,542	663
FNMA TBA
2.500%, 06/01/2043	5,956	5,481
GNMA CMO, Ser 2017-122, Cl SA, IO
5.273%, 08/20/2047(E)	746	105
UMBS TBA
3.000%, 06/15/2051	5,862	5,582

		16,132
Non-Agency Mortgage-Backed Obligations — 3.8%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	38	30
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 08/25/2036	208	134
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	160	101
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	88	69
AREIT Trust, Ser 2022-CRE6, Cl A
1.715%, SOFR30A + 1.250%, 01/16/2037(C)(E)	1,388	1,353
Ashford Hospitality Trust, Ser 2018-KEYS, Cl A
1.875%, ICE LIBOR USD 1 Month + 1.000%, 06/15/2035(C)(E)	526	517
BAMLL Commercial Mortgage Securities Trust, Ser 2013-WBRK, Cl D
3.652%, 03/10/2037(C)(E)	395	351
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
1.875%, ICE LIBOR USD 1 Month + 1.000%, 11/15/2033(C)(E)	1,535	1,445
BBCMS Mortgage Trust, Ser 2020-BID, Cl A
3.015%, ICE LIBOR USD 1 Month + 2.140%, 10/15/2037(C)(E)	710	701
Bellemeade Re, Ser 2018-3A, Cl M1B
2.856%, ICE LIBOR USD 1 Month + 1.850%, 10/25/2028(C)(E)	219	218
Bellemeade Re, Ser 2019-1A, Cl M1B
2.756%, ICE LIBOR USD 1 Month + 1.750%, 03/25/2029(C)(E)	290	289

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re, Ser 2019-2A, Cl M1C
3.006%, ICE LIBOR USD 1 Month + 2.000%, 04/25/2029(C)(E)	$516	$511
Bellemeade Re, Ser 2019-3A, Cl M1C
2.956%, ICE LIBOR USD 1 Month + 1.950%, 07/25/2029(C)(E)	366	358
Bellemeade Re, Ser 2019-3A, Cl M1B
2.606%, ICE LIBOR USD 1 Month + 1.600%, 07/25/2029(C)(E)	209	208
Bellemeade Re, Ser 2019-4A, Cl M1B
3.006%, ICE LIBOR USD 1 Month + 2.000%, 10/25/2029(C)(E)	246	246
Bellemeade Re, Ser 2021-1A, Cl M1C
3.535%, SOFR30A + 2.950%, 03/25/2031(C)(E)	378	373
Bellemeade Re, Ser 2021-2A, Cl M1B
2.085%, SOFR30A + 1.500%, 06/25/2031(C)(E)	617	593
BFLD Trust, Ser 2021-FPM, Cl A
2.475%, ICE LIBOR USD 1 Month + 1.600%, 06/15/2038(C)(E)	1,065	1,031
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl E
3.025%, ICE LIBOR USD 1 Month + 2.150%, 04/15/2034(C)(E)	610	575
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl D
2.775%, ICE LIBOR USD 1 Month + 1.900%, 04/15/2034(C)(E)	152	146
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%, 03/13/2035(C)	285	286
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	72	39
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036	95	53
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	51	28
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.417%, 04/10/2046(C)(E)	250	246
CLNY Trust, Ser 2019-IKPR, Cl D
2.900%, ICE LIBOR USD 1 Month + 2.025%, 11/15/2038(C)(E)	750	701
COMM Mortgage Trust, Ser 2010-C1, Cl D
5.752%, 07/10/2046(C)(E)	676	670
COMM Mortgage Trust, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035(C)	174	172

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
3.406%, ICE LIBOR USD 1 Month + 2.400%, 04/25/2031(C)(E)	$59	$59
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
3.306%, ICE LIBOR USD 1 Month + 2.300%, 08/25/2031(C)(E)	31	31
Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1M2
3.156%, ICE LIBOR USD 1 Month + 2.150%, 09/25/2031(C)(E)	16	16
Connecticut Avenue Securities Trust, Ser 2019-R06, Cl 2M2
3.106%, ICE LIBOR USD 1 Month + 2.100%, 09/25/2039(C)(E)	36	36
Connecticut Avenue Securities Trust, Ser 2020-R02, Cl 2M2
3.006%, ICE LIBOR USD 1 Month + 2.000%, 01/25/2040(C)(E)	167	163
Connecticut Avenue Securities Trust, Ser 2021-R03, Cl 1M2
2.235%, SOFR30A + 1.650%, 12/25/2041(C)(E)	304	283
Connecticut Avenue Securities Trust, Ser 2022-R01, Cl 1M2
2.485%, SOFR30A + 1.900%, 12/25/2041(C)(E)	1,008	953
Connecticut Avenue Securities Trust, Ser 2022-R02, Cl 2M1
1.785%, SOFR30A + 1.200%, 01/25/2042(C)(E)	755	742
Connecticut Avenue Securities Trust, Ser 2022-R03, Cl 1M2
4.085%, SOFR30A + 3.500%, 03/25/2042(C)(E)	744	743
Connecticut Avenue Securities Trust, Ser 2022-R04, Cl 1M2
3.685%, SOFR30A + 3.100%, 03/25/2042(C)(E)	185	178
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
1.386%, ICE LIBOR USD 1 Month + 0.380%, 12/25/2036(E)	146	58
Eagle Re, Ser 2020-1, Cl M1A
1.906%, ICE LIBOR USD 1 Month + 0.900%, 01/25/2030(C)(E)	606	602
FHLMC Multifamily Structured Credit Risk, Ser 2021-MN1, Cl M1
2.585%, SOFR30A + 2.000%, 01/25/2051(C)(E)	95	88

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl M2
2.235%, SOFR30A + 1.650%, 01/25/2034(C)(E)	$254	$248
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
2.085%, SOFR30A + 1.500%, 10/25/2041(C)(E)	976	912
FHLMC STACR REMIC Trust, Ser 2021-HQA4, Cl M2
2.935%, SOFR30A + 2.350%, 12/25/2041(C)(E)	635	585
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1A
1.585%, SOFR30A + 1.000%, 01/25/2042(C)(E)	477	466
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1B
2.435%, SOFR30A + 1.850%, 01/25/2042(C)(E)	533	496
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
2.551%, SOFR30A + 2.200%, 05/25/2042(C)(E)	608	606
FHLMC STACR Trust, Ser 2019-DNA3, Cl M2
3.056%, ICE LIBOR USD 1 Month + 2.050%, 07/25/2049(C)(E)	41	41
FHLMC STACR Trust, Ser 2019-DNA4, Cl M2
2.956%, ICE LIBOR USD 1 Month + 1.950%, 10/25/2049(C)(E)	91	91
FHLMC STACR Trust, Ser 2019-FTR2, Cl M2
3.156%, ICE LIBOR USD 1 Month + 2.150%, 11/25/2048(C)(E)	403	384
FHLMC STACR Trust, Ser 2019-HQA3, Cl M2
2.856%, ICE LIBOR USD 1 Month + 1.850%, 09/25/2049(C)(E)	348	342
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA2, Cl M2B
3.656%, ICE LIBOR USD 1 Month + 2.650%, 12/25/2029(E)	630	630
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2021-DNA7, Cl M2
2.385%, SOFR30A + 1.800%, 11/25/2041(C)(E)	953	891
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2022-DNA2, Cl M1A
1.885%, SOFR30A + 1.300%, 02/25/2042(C)(E)	704	692
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
5.906%, ICE LIBOR USD 1 Month + 4.900%, 11/25/2024(E)	130	134

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
5.006%, ICE LIBOR USD 1 Month + 4.000%, 05/25/2025(E)	$127	$128
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
6.006%, ICE LIBOR USD 1 Month + 5.000%, 07/25/2025(E)	122	124
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
6.706%, ICE LIBOR USD 1 Month + 5.700%, 04/25/2028(E)	80	85
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M2
5.456%, ICE LIBOR USD 1 Month + 4.450%, 01/25/2029(E)	386	398
FNMA Connecticut Avenue Securities, Ser 2016-C06, Cl 1M2
5.256%, ICE LIBOR USD 1 Month + 4.250%, 04/25/2029(E)	134	138
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M2
4.006%, ICE LIBOR USD 1 Month + 3.000%, 10/25/2029(E)	300	304
FNMA Connecticut Avenue Securities, Ser 2021-R02, Cl 2M2
2.585%, SOFR30A + 2.000%, 11/25/2041(C)(E)	429	400
GS Mortgage Securities Trust, Ser 2011-GC5, Cl D
5.159%, 08/10/2044(C)(E)	12	5
GS Mortgage Securities Trust, Ser 2013-G1, Cl A2
3.557%, 04/10/2031(C)(E)	1,485	1,473
GS Mortgage Securities Trust, Ser 2013-G1, Cl A1
2.059%, 04/10/2031(C)	16	16
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.057%, 01/10/2047(C)(E)	170	70
GS Mortgage Securities Trust, Ser 2021-1, Cl AS
2.638%, 08/17/2026	23	21
GS Mortgage Securities Trust, Ser 2021-1, Cl A1
1.433%, 08/17/2026	231	213
GS Mortgage Securities Trust, Ser 2021-1, Cl A2
2.435%, 08/17/2026	511	480
HFX, Ser 2017-1A, Cl A3
3.647%, 03/15/2035	800	756

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Home Re, Ser 2020-1, Cl M1B
4.256%, ICE LIBOR USD 1 Month + 3.250%, 10/25/2030(C)(E)	$97	$97
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
1.506%, ICE LIBOR USD 1 Month + 0.500%, 03/25/2035(E)	28	24
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.814%, 09/15/2047(E)	15,126	214
JPMorgan Chase, Ser 2019-CL1, Cl M3
3.106%, ICE LIBOR USD 1 Month + 2.100%, 04/25/2047(C)(E)	115	112
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039(E)	84	35
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(C)	539	536
Natixis Commercial Mortgage Securities Trust, Ser 2019-MILE, Cl A
2.375%, ICE LIBOR USD 1 Month + 1.500%, 07/15/2036(C)(E)	346	342
PMT Credit Risk Transfer Trust, Ser 2019-2R, Cl A
3.773%, ICE LIBOR USD 1 Month + 2.750%, 05/27/2023(C)(E)	283	277
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
3.723%, ICE LIBOR USD 1 Month + 2.700%, 10/27/2022(C)(E)	42	42
PMT Credit Risk Transfer Trust, Ser 2020-1R, Cl A
3.373%, ICE LIBOR USD 1 Month + 2.350%, 02/27/2023(C)(E)	137	135
Radnor Re, Ser 2019-1, Cl M1B
2.956%, ICE LIBOR USD 1 Month + 1.950%, 02/25/2029(C)(E)	404	403
Radnor Re, Ser 2019-2, Cl M1B
2.756%, ICE LIBOR USD 1 Month + 1.750%, 06/25/2029(C)(E)	242	242
Radnor Re, Ser 2020-1, Cl M1A
1.956%, ICE LIBOR USD 1 Month + 0.950%, 01/25/2030(C)(E)	311	305
STACR Trust, Ser 2018-DNA3, Cl M2
3.106%, ICE LIBOR USD 1 Month + 2.100%, 09/25/2048(C)(E)	246	244
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.393%, 11/15/2049(E)	620	584

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
6.256%, ICE LIBOR USD 1 Month + 5.250%, 11/25/2025(C)(E)	$116	$91
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
6.506%, ICE LIBOR USD 1 Month + 5.500%, 11/25/2025(C)(E)	30	24

		30,232
Total Mortgage-Backed Securities
(Cost $47,740) ($ Thousands)		46,364

ASSET-BACKED SECURITIES — 3.2%
Automotive — 1.0%

ACM Auto Trust, Ser 2022-1A, Cl A
3.230%, 04/20/2029(C)	1,048	1,046
Avis Budget Rental Car Funding AESOP LLC, Ser 2018-1A, Cl A
3.700%, 09/20/2024(C)	1,000	1,002
Avis Budget Rental Car Funding AESOP LLC, Ser 2018-2A, Cl A
4.000%, 03/20/2025(C)	1,100	1,107
Avis Budget Rental Car Funding AESOP LLC, Ser 2022-2A, Cl D
4.560%, 03/20/2024(C)	766	766
Carvana Auto Receivables Trust, Ser 2021-N3, Cl C
1.020%, 06/12/2028	333	321
Carvana Auto Receivables Trust, Ser 2021-N4, Cl D
2.300%, 09/11/2028	329	310
Carvana Auto Receivables Trust, Ser 2021-P4, Cl D
2.610%, 09/11/2028	420	366
CPS Auto Receivables Trust, Ser 2022-A, Cl C
2.170%, 04/16/2029(C)	600	571
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026(C)	267	258
Ford Credit Auto Owner Trust, Ser 2021-1, Cl D
2.310%, 10/17/2033(C)	510	463
Hertz Vehicle Financing III LLC, Ser 2022-1A, Cl C
2.630%, 06/25/2026(C)	600	560
LAD Auto Receivables Trust, Ser 2021-1A, Cl A
1.300%, 08/17/2026(C)	453	441

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Bank Auto Credit-Linked Notes, Ser 2022-A, Cl B
5.281%, 05/15/2032(C)	$899	$900
		8,111

Credit Cards — 0.2%

Brex Commercial Charge Card Master Trust, Ser 2021-1, Cl A
2.090%, 07/15/2024(C)	373	368
Brex Commercial Charge Card Master Trust, Ser 2022-1, Cl A
4.630%, 07/15/2025(C)	880	871
Mission Lane Credit Card Master Trust, Ser 2021-A, Cl B
2.240%, 09/15/2026(C)	152	147
		1,386

Other Asset-Backed Securities — 2.0%

Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025(C)	191	186
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026(C)	219	214
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027(C)	735	725
AGL CLO 12, Ser 2021-12A, Cl A1
2.223%, ICE LIBOR USD 3 Month + 1.160%, 07/20/2034(C)(E)	837	813
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl A1
0.326%, 11/15/2022(C)	44	44
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl B
2.080%, 02/15/2027(C)	170	162
Balboa Bay Loan Funding, Ser 2021-1A, Cl A
2.263%, ICE LIBOR USD 3 Month + 1.200%, 07/20/2034(C)(E)	521	506
Ballyrock CLO 15, Ser 2021-1A, Cl C
4.144%, ICE LIBOR USD 3 Month + 3.100%, 04/15/2034(C)(E)	500	464
Ballyrock CLO 16, Ser 2021-16A, Cl A1
2.193%, ICE LIBOR USD 3 Month + 1.130%, 07/20/2034(C)(E)	1,054	1,027
Cajun Global LLC, Ser 2021-1, Cl A2
3.931%, 11/20/2051(C)	165	151
College Ave Student Loans LLC, Ser 2021-C, Cl B
2.720%, 07/26/2055(C)	212	191

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Conn's Receivables Funding LLC, Ser 2021-A, Cl A
1.050%, 05/15/2026(C)	$500	$497
Diamond Issuer, Ser 2021-1A, Cl A
2.305%, 11/20/2051(C)	768	697
Domino's Pizza Master Issuer LLC, Ser 2021-1A, Cl A2I
2.662%, 04/25/2051(C)	391	349
Dryden 78 CLO, Ser 2020-78A, Cl C
2.994%, ICE LIBOR USD 3 Month + 1.950%, 04/17/2033(C)(E)	660	613
Dryden 78 CLO, Ser 2020-78A, Cl D
4.044%, ICE LIBOR USD 3 Month + 3.000%, 04/17/2033(C)(E)	340	317
Elevation CLO, Ser 2020-11A, Cl C
3.244%, ICE LIBOR USD 3 Month + 2.200%, 04/15/2033(C)(E)	580	549
Elmwood CLO IX, Ser 2021-2A, Cl D
4.013%, ICE LIBOR USD 3 Month + 2.950%, 07/20/2034(C)(E)	509	464
Flatiron CLO 21, Ser 2021-1A, Cl D
3.944%, ICE LIBOR USD 3 Month + 2.900%, 07/19/2034(C)(E)	540	501
GCI Funding I LLC, Ser 2021-1, Cl A
2.380%, 06/18/2046(C)	280	251
Goldentree Loan Management US CLO 7, Ser 2021-7A, Cl AR
2.133%, ICE LIBOR USD 3 Month + 1.070%, 04/20/2034(C)(E)	553	540
Hardee's Funding LLC, Ser 2018-1A, Cl A23
5.710%, 06/20/2048(C)	373	365
Hardee's Funding LLC, Ser 2020-1A, Cl A2
3.981%, 12/20/2050(C)	263	246
Issuer LLC, Ser 2021-1, Cl A2
3.734%, 07/30/2051(C)	719	616
Magnetite XXVI, Ser 2021-26A, Cl A1R
2.304%, ICE LIBOR USD 3 Month + 1.120%, 07/25/2034(C)(E)	985	958
MVW LLC, Ser 2021-2A, Cl B
1.830%, 05/20/2039(C)	385	355
Neighborly Issuer LLC, Ser 2021-1A, Cl A2
3.584%, 04/30/2051(C)	277	243
Nelnet Student Loan Trust, Ser 2021-DA, Cl AFX
1.630%, 04/20/2062(C)	235	221
Neuberger Berman Loan Advisers CLO 43, Ser 2021-43A, Cl A
2.174%, ICE LIBOR USD 3 Month + 1.130%, 07/17/2035(C)(E)	624	605
OCP CLO, Ser 2021-18A, Cl AR
2.153%, ICE LIBOR USD 3 Month + 1.090%, 07/20/2032(C)(E)	722	706

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Octane Receivables Trust, Ser 2021-2A, Cl B
2.020%, 09/20/2028(C)	$575	$516
Rad CLO 7, Ser 2020-7A, Cl C
3.044%, ICE LIBOR USD 3 Month + 2.000%, 04/17/2033(C)(E)	300	280
SMB Private Education Loan Trust, Ser 2021-E, Cl A1A
1.680%, 02/15/2051(C)	540	508
Upstart Securitization Trust, Ser 2020-3, Cl A
1.702%, 11/20/2030(C)	76	75
Upstart Securitization Trust, Ser 2021-3, Cl B
1.660%, 07/20/2031(C)	460	426
Voya CLO, Ser 2019-1A, Cl DR
3.894%, ICE LIBOR USD 3 Month + 2.850%, 04/15/2031(C)(E)	265	242
		15,623

Total Asset-Backed Securities
(Cost $26,324) ($ Thousands)		25,120

U.S. GOVERNMENT AGENCY OBLIGATIONS ^ — 3.0%
FFCB
1.654%, US Treasury 3 Month Bill Money Market Yield + 0.420%, 11/07/2022(E)	1,200	1,203
1.160%, U.S. SOFR + 0.380%, 05/08/2023(E)	7,400	7,425
1.090%, U.S. SOFR + 0.310%, 11/07/2022(E)	2,500	2,503
0.915%, U.S. SOFR + 0.135%, 11/06/2023(E)	2,000	2,003
0.870%, U.S. SOFR + 0.090%, 09/23/2022(E)	500	500
FHLB DN
0.000%, 06/17/2022(G)	1,000	1,000
FHLMC
0.375%, 07/21/2025	1,400	1,300
FHLMC MTN
0.910%, U.S. SOFR + 0.130%, 08/05/2022(E)	2,500	2,501

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FNMA
0.625%, 04/22/2025	$1,300	$1,223
0.500%, 06/17/2025	1,500	1,401
0.250%, 05/22/2023	1,500	1,473
0.250%, 07/10/2023	1,100	1,076
0.250%, 11/27/2023	100	97

Total U.S. Government Agency Obligations
(Cost $23,993) ($ Thousands)		23,705

MUNICIPAL BONDS — 0.2%
New York — 0.2%
New York & New Jersey, Port Authority, Ser AAA, RB
1.086%, 07/01/2023	490	482
New York City, Ser D, GO
1.923%, 08/01/2031	530	442

		924

West Virginia — 0.0%
Tobacco Settlement Finance Authority, RB
3.000%, 06/01/2035	449	435

Total Municipal Bonds
(Cost $1,471) ($ Thousands)		1,359

SOVEREIGN DEBT — 0.2%

Colombia Government International Bond
3.125%, 04/15/2031	213	173
Dominican Republic International Bond
4.875%, 09/23/2032(C)	871	750
Egypt Government International Bond MTN
5.875%, 02/16/2031(C)	364	275

Total Sovereign Debt
(Cost $1,446) ($ Thousands)		1,198

PURCHASED OPTIONS — 0.2%
Total Purchased Options (L)
(Cost $1,709) ($ Thousands)		1,764

Total Investments in Securities — 116.4%
(Cost $830,543) ($ Thousands)		$912,889

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT— (13.5)%
Communication Services — (0.7)%
Altice USA Inc, Cl A *	(2,037)	$(23)
Cable One Inc	(81)	(106)
Charter Communications Inc, Cl A *	(1,573)	(797)
Comcast Corp, Cl A	(58,271)	(2,580)
DISH Network Corp, Cl A *	(3,552)	(81)
Fox Corp	(4,400)	(152)
Interpublic Group of Cos Inc/The	(4,035)	(130)
Liberty Broadband Corp, Cl A *	(342)	(42)
Liberty Broadband Corp, Cl C *	(1,784)	(223)
Liberty Media Corp-Liberty SiriusXM, Cl A *	(1,700)	(70)
Liberty Media Corp-Liberty SiriusXM, Cl C *	(2,500)	(103)
New York Times Co/The, Cl A	(2,224)	(77)
News Corp, Cl A	(5,139)	(90)
Nexstar Media Group Inc, Cl A	(646)	(113)
Omnicom Group Inc	(3,259)	(243)
Paramount Global, Cl B	(6,942)	(238)
Scholastic Corp	(1,200)	(45)
Sirius XM Holdings Inc	(12,800)	(82)
TEGNA Inc	(2,600)	(57)

		(5,252)

Consumer Discretionary — (8.8)%
Academy Sports & Outdoors Inc	(1,300)	(44)
Acushnet Holdings Corp	(1,800)	(73)
Adient PLC *	(5,628)	(199)
Adtalem Global Education Inc *	(1,800)	(59)
Advance Auto Parts Inc	(871)	(165)
Amazon.com Inc *	(2,400)	(5,770)
American Axle & Manufacturing Holdings *	(9,643)	(78)
American Eagle Outfitters Inc	(1,200)	(15)
Aptiv PLC *	(14,847)	(1,577)
Aramark	(4,207)	(145)
Asbury Automotive Group Inc *	(200)	(36)
AutoNation Inc *	(500)	(60)
AutoZone Inc *	(251)	(517)
Bally's Corp *	(900)	(23)
Bath & Body Works Inc	(2,633)	(108)
Best Buy Co Inc	(2,353)	(193)
Bloomin' Brands Inc	(1,700)	(36)
Booking Holdings Inc *	(848)	(1,903)
Boot Barn Holdings Inc *	(500)	(40)
BorgWarner Inc	(14,591)	(588)
Boyd Gaming Corp	(1,419)	(83)
Bright Horizons Family Solutions Inc *	(1,110)	(100)
Brinker International Inc *	(759)	(23)
Brunswick Corp/DE	(2,673)	(201)
Burlington Stores Inc *	(561)	(94)
Caesars Entertainment Inc *	(4,138)	(208)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Callaway Golf Co *	(4,890)	$(106)
Canoo *	(8,000)	(27)
Capri Holdings Ltd *	(4,654)	(227)
CarMax Inc *	(1,562)	(155)
Carnival Corp, Cl A *	(17,165)	(238)
Carter's Inc	(1,594)	(123)
Carvana Co, Cl A *	(639)	(19)
Cavco Industries Inc *	(244)	(54)
Century Communities Inc	(959)	(52)
Cheesecake Factory Inc/The	(700)	(23)
Chegg Inc *	(2,471)	(48)
Chipotle Mexican Grill Inc, Cl A *	(582)	(816)
Choice Hotels International Inc	(802)	(103)
Churchill Downs Inc	(812)	(164)
Columbia Sportswear Co	(1,900)	(148)
Coursera *	(1,500)	(25)
Cracker Barrel Old Country Store Inc	(300)	(31)
Crocs Inc *	(2,069)	(115)
Dana Inc	(7,636)	(126)
Darden Restaurants Inc	(2,468)	(308)
Dave & Buster's Entertainment Inc *	(1,000)	(38)
Deckers Outdoor Corp *	(902)	(242)
Dick's Sporting Goods Inc	(500)	(41)
Dollar General Corp	(2,218)	(489)
Dollar Tree Inc *	(2,114)	(339)
Domino's Pizza Inc	(835)	(303)
DoorDash Inc, Cl A *	(1,345)	(103)
Dorman Products Inc *	(1,980)	(200)
DR Horton Inc	(11,326)	(851)
DraftKings Inc, Cl A *	(8,000)	(108)
eBay Inc	(6,280)	(306)
Etsy Inc *	(1,419)	(115)
Everi Holdings Inc *	(1,800)	(32)
Expedia Group Inc *	(3,076)	(398)
Fisker *	(4,700)	(49)
Five Below Inc *	(400)	(52)
Floor & Decor Holdings Inc, Cl A *	(1,128)	(85)
Foot Locker Inc	(1,000)	(33)
Ford Motor Co	(232,401)	(3,179)
Fox Factory Holding Corp *	(2,472)	(203)
Frontdoor Inc *	(1,300)	(32)
GameStop Corp, Cl A *	(400)	(50)
Gap Inc/The	(1,700)	(19)
Garmin Ltd	(6,154)	(650)
General Motors Co *	(79,771)	(3,086)
Gentex Corp	(12,727)	(396)
Gentherm Inc *	(2,160)	(149)
Genuine Parts Co	(1,321)	(181)
G-III Apparel Group Ltd *	(700)	(18)
Goodyear Tire & Rubber Co/The *	(16,336)	(211)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
GoPro Inc, Cl A *	(5,500)	$(38)
Graham Holdings Co, Cl B	(200)	(123)
Grand Canyon Education Inc *	(955)	(85)
Group 1 Automotive Inc	(300)	(54)
H&R Block Inc	(2,903)	(102)
Hanesbrands Inc	(11,870)	(141)
Harley-Davidson Inc	(9,574)	(337)
Hasbro Inc	(5,530)	(496)
Helen of Troy Ltd *	(1,098)	(203)
Hilton Grand Vacations Inc *	(1,700)	(78)
Hilton Worldwide Holdings Inc	(5,848)	(824)
Home Depot Inc/The	(10,276)	(3,111)
Hyatt Hotels Corp, Cl A *	(800)	(71)
Installed Building Products Inc	(522)	(50)
International Game Technology PLC	(1,600)	(34)
iRobot Corp *	(653)	(31)
Jack in the Box Inc	(587)	(40)
KB Home	(4,097)	(141)
Kohl's Corp	(1,200)	(48)
Kontoor Brands Inc	(2,100)	(84)
Las Vegas Sands Corp *	(6,846)	(243)
La-Z-Boy Inc, Cl Z	(1,759)	(45)
LCI Industries	(1,675)	(200)
Lear Corp	(3,492)	(492)
Leggett & Platt Inc	(4,194)	(164)
Lennar Corp, Cl A	(10,639)	(854)
Lennar Corp, Cl B	(600)	(40)
Leslie's Inc *	(2,500)	(49)
LGI Homes Inc *	(567)	(56)
Light & Wonder, Cl A *	(1,638)	(86)
Lithia Motors Inc, Cl A	(200)	(61)
LKQ Corp	(2,308)	(119)
Lowe's Cos Inc	(6,261)	(1,223)
Lululemon Athletica Inc *	(4,061)	(1,189)
M/I Homes Inc *	(1,762)	(82)
Macy's Inc	(2,200)	(52)
Malibu Boats Inc, Cl A *	(300)	(18)
Marriott International Inc/MD, Cl A	(5,761)	(988)
Marriott Vacations Worldwide Corp	(934)	(138)
Mattel Inc *	(11,681)	(293)
McDonald's Corp	(15,794)	(3,983)
MDC Holdings Inc	(2,282)	(87)
Meritage Homes Corp *	(1,748)	(149)
MGM Resorts International	(7,941)	(278)
Mohawk Industries Inc *	(1,883)	(266)
Murphy USA Inc	(300)	(75)
National Vision Holdings Inc *	(700)	(20)
Newell Brands Inc	(13,826)	(296)
NIKE Inc, Cl B	(44,237)	(5,258)
Nordstrom Inc	(1,200)	(32)
Norwegian Cruise Line Holdings Ltd *	(6,486)	(104)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
NVR Inc *	(107)	$(476)
Ollie's Bargain Outlet Holdings Inc *	(1,000)	(47)
O'Reilly Automotive Inc *	(844)	(538)
Oxford Industries Inc	(500)	(46)
Papa John's International Inc	(462)	(41)
Patrick Industries Inc	(900)	(54)
Peloton Interactive Inc, Cl A *	(11,478)	(160)
Penn National Gaming Inc *	(4,032)	(129)
Penske Automotive Group Inc	(500)	(58)
Planet Fitness Inc, Cl A *	(1,692)	(119)
Polaris Inc	(1,837)	(196)
Pool Corp	(441)	(176)
PulteGroup Inc	(8,758)	(396)
PVH Corp	(2,394)	(170)
QuantumScape Corp, Cl A *	(13,146)	(168)
Ralph Lauren Corp, Cl A	(1,374)	(139)
Red Rock Resorts Inc, Cl A	(1,000)	(39)
RH *	(140)	(41)
Rivian Automotive Inc, Cl A *	(5,600)	(176)
Ross Stores Inc	(3,301)	(281)
Royal Caribbean Cruises Ltd *	(4,613)	(268)
SeaWorld Entertainment Inc *	(700)	(38)
Service Corp International/US	(3,970)	(278)
Shake Shack Inc, Cl A *	(400)	(19)
Signet Jewelers Ltd	(600)	(36)
Six Flags Entertainment Corp *	(1,594)	(47)
Skechers USA Inc, Cl A *	(5,368)	(211)
Skyline Champion Corp *	(1,450)	(77)
Smith & Wesson Brands Inc	(2,001)	(31)
Sonos Inc *	(4,204)	(93)
Standard Motor Products Inc	(1,109)	(44)
Starbucks Corp	(23,156)	(1,818)
Steven Madden Ltd	(3,100)	(115)
Stoneridge Inc *	(1,270)	(26)
Strategic Education Inc	(900)	(59)
Stride Inc *	(300)	(12)
Sturm Ruger & Co Inc	(301)	(20)
Tapestry Inc	(9,411)	(325)
Target Corp	(4,500)	(728)
Taylor Morrison Home Corp, Cl A *	(4,451)	(129)
Tempur Sealy International Inc	(6,743)	(178)
Tenneco Inc, Cl A *	(4,974)	(86)
Terminix Global Holdings Inc *	(2,290)	(99)
Tesla Inc *	(6,842)	(5,188)
Texas Roadhouse Inc, Cl A	(1,572)	(123)
Thor Industries Inc	(2,655)	(202)
TJX Cos Inc/The	(11,266)	(716)
Toll Brothers Inc	(3,991)	(201)
TopBuild Corp *	(1,081)	(213)
Tractor Supply Co	(1,294)	(242)
Travel + Leisure Co	(1,952)	(100)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Tri Pointe Homes Inc *	(6,044)	$(127)
Tupperware Brands Corp *	(1,400)	(9)
Ulta Beauty Inc *	(415)	(176)
Under Armour Inc, Cl A *	(6,708)	(71)
Under Armour Inc, Cl C *	(5,941)	(58)
Vail Resorts Inc	(931)	(235)
VF Corp	(12,061)	(609)
Victoria's Secret & Co *	(577)	(24)
Vista Outdoor Inc *	(1,960)	(76)
Visteon Corp *	(1,227)	(138)
Wayfair Inc, Cl A *	(558)	(33)
Wendy's Co/The	(3,372)	(63)
Whirlpool Corp	(2,070)	(381)
Williams-Sonoma Inc	(571)	(73)
Wingstop Inc	(600)	(48)
Winnebago Industries Inc	(2,269)	(112)
Wolverine World Wide Inc	(1,654)	(35)
Workhorse Group Inc *	(15,900)	(49)
Wyndham Hotels & Resorts Inc	(1,950)	(156)
Wynn Resorts Ltd *	(1,843)	(122)
XPEL Inc *	(500)	(26)
YETI Holdings Inc *	(3,401)	(156)
Yum China Holdings Inc	(7,866)	(358)
Yum! Brands Inc	(5,869)	(713)

		(69,255)

Information Technology — (2.4)%
Advanced Micro Devices Inc *	(7,565)	(771)
Amphenol Corp, Cl A	(2,312)	(164)
Analog Devices Inc	(2,711)	(457)
Apple Inc	(37,828)	(5,630)
Applied Materials Inc	(4,367)	(512)
Arista Networks Inc *	(965)	(99)
Arrow Electronics Inc *	(498)	(60)
Avnet Inc	(1,200)	(58)
Broadcom Inc	(2,052)	(1,190)
CDW Corp/DE	(583)	(99)
Ciena Corp *	(900)	(46)
Cisco Systems Inc	(22,500)	(1,014)
Cognex Corp	(900)	(44)
Coherent Inc *	(300)	(81)
Corning Inc	(3,295)	(118)
Dell Technologies Inc, Cl C	(1,337)	(67)
Enphase Energy Inc *	(666)	(124)
Entegris Inc	(500)	(55)
F5 Inc *	(403)	(66)
First Solar Inc *	(500)	(35)
Hewlett Packard Enterprise Co	(5,957)	(93)
HP Inc	(4,399)	(171)
II-VI Inc *	(418)	(26)
Intel Corp	(22,485)	(999)
Jabil Inc	(678)	(42)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Juniper Networks Inc	(2,600)	$(80)
Keysight Technologies Inc *	(701)	(102)
KLA Corp	(665)	(243)
Lam Research Corp	(709)	(369)
Lattice Semiconductor Corp *	(900)	(47)
Lumentum Holdings Inc *	(500)	(43)
Marvell Technology Inc	(3,765)	(223)
Microchip Technology Inc	(2,663)	(193)
Micron Technology Inc	(5,551)	(410)
MKS Instruments Inc	(424)	(52)
Monolithic Power Systems Inc	(188)	(85)
Motorola Solutions Inc	(1,158)	(254)
NetApp Inc	(828)	(60)
NVIDIA Corp	(11,184)	(2,088)
NXP Semiconductors NV	(1,345)	(255)
ON Semiconductor Corp *	(2,377)	(144)
Pure Storage Inc, Cl A *	(1,112)	(26)
Qorvo Inc *	(439)	(49)
QUALCOMM Inc	(5,366)	(768)
Sanmina Corp *	(1,200)	(53)
Skyworks Solutions Inc	(592)	(64)
Super Micro Computer Inc *	(748)	(37)
Synaptics Inc *	(200)	(30)
TD SYNNEX Corp	(500)	(52)
Teledyne Technologies Inc *	(200)	(81)
Teradyne Inc	(603)	(66)
Texas Instruments Inc	(5,030)	(889)
Trimble Inc *	(976)	(66)
Universal Display Corp	(146)	(18)
Western Digital Corp *	(1,510)	(92)
Wolfspeed Inc *	(600)	(45)
Zebra Technologies Corp, Cl A *	(216)	(73)

		(19,078)

Materials — (1.6)%
Air Products and Chemicals Inc	(2,307)	(568)
Albemarle Corp	(1,158)	(302)
Alcoa Corp	(2,300)	(142)
Allegheny Technologies Inc *	(2,700)	(74)
Amcor PLC	(18,836)	(247)
AptarGroup Inc	(700)	(75)
Arconic Corp *	(1,600)	(45)
Ashland Global Holdings Inc	(800)	(86)
Avery Dennison Corp	(881)	(152)
Avient Corp	(1,100)	(54)
Axalta Coating Systems Ltd *	(2,073)	(56)
Balchem Corp	(400)	(50)
Ball Corp	(3,235)	(229)
Berry Global Group Inc *	(1,842)	(108)
Cabot Corp	(900)	(68)
Celanese Corp, Cl A	(1,074)	(168)
CF Industries Holdings Inc	(2,578)	(255)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Chemours Co/The	(1,900)	$(82)
Cleveland-Cliffs Inc *	(4,200)	(97)
Commercial Metals Co	(1,269)	(50)
Compass Minerals International Inc	(900)	(40)
Constellium, Cl A *	(2,800)	(47)
Corteva Inc	(7,735)	(484)
Crown Holdings Inc	(1,435)	(150)
Dow Inc	(8,376)	(569)
DuPont de Nemours Inc	(6,526)	(443)
Eagle Materials Inc	(400)	(52)
Eastman Chemical Co	(1,200)	(132)
Ecolab Inc	(2,545)	(417)
Element Solutions Inc	(3,700)	(79)
FMC Corp	(1,621)	(199)
Freeport-McMoRan Inc, Cl B	(15,799)	(617)
Graphic Packaging Holding Co	(2,440)	(54)
HB Fuller Co	(900)	(64)
Hecla Mining Co	(9,900)	(47)
Huntsman Corp	(3,569)	(129)
Innospec Inc	(1,000)	(102)
International Flavors & Fragrances Inc	(3,097)	(409)
International Paper Co	(4,258)	(206)
Livent Corp *	(1,900)	(60)
Louisiana-Pacific Corp	(1,174)	(81)
LyondellBasell Industries NV, Cl A	(4,021)	(459)
Martin Marietta Materials Inc	(687)	(233)
Minerals Technologies Inc	(900)	(60)
Mosaic Co/The	(4,461)	(280)
MP Materials Corp *	(400)	(16)
Newmont Corp	(8,178)	(555)
Nucor Corp	(2,964)	(393)
O-I Glass Inc, Cl I *	(1,200)	(20)
Olin Corp	(1,900)	(125)
Packaging Corp of America	(1,083)	(170)
PPG Industries Inc	(2,392)	(303)
Reliance Steel & Aluminum Co	(821)	(160)
Royal Gold Inc	(800)	(91)
RPM International Inc	(1,807)	(159)
Scotts Miracle-Gro Co/The, Cl A	(575)	(54)
Sealed Air Corp	(1,548)	(96)
Sherwin-Williams Co/The	(2,703)	(725)
Silgan Holdings Inc	(2,000)	(88)
Sonoco Products Co	(1,288)	(75)
Southern Copper Corp	(925)	(57)
Steel Dynamics Inc	(2,324)	(198)
Summit Materials Inc, Cl A *	(1,300)	(36)
SunCoke Energy Inc	(1,500)	(12)
Tronox Holdings PLC	(2,200)	(40)
United States Steel Corp	(2,600)	(65)
Valvoline Inc	(3,100)	(104)
Vulcan Materials Co	(1,793)	(296)
Westlake Corp	(500)	(66)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Westrock Co	(2,906)	$(141)

		(12,366)

Total Common Stock Sold Short
(Proceeds $107,639) ($ Thousands)		(105,951)

Total Investments Sold Short — (13.5)%
(Proceeds $107,639) ($ Thousands)		$(105,951)

WRITTEN OPTIONS — (0.1)%
Total Written Options (L)
(Premiums Received $1,020) ($ Thousands)		$(1,000)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

A list of the open exchange traded options contracts held by the Fund at May 31, 2022, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.2%
Call Options
August 2022, Crude Oil	211	$23,613	$120.00	7/16/2022	$1,284
August 2022, Crude Oil	43	4,971	110.00	6/18/2022	446
July 2022, Crude Oil	43	4,931	130.00	6/18/2022	34

Total Purchased Options		$33,515			$1,764
WRITTEN OPTIONS — (0.1)%
Call Options
August 2022, Crude Oil	(43)	$(4,971)	120.00	06/18/22	$(210)
August 2022, Crude Oil	(211)	(23,613)	130.00	07/16/22	(678)
July 2022, Crude Oil	(43)	(4,931)	120.00	06/18/22	(112)

Total Written Options		$(33,515)			$(1,000)

A list of the open futures contracts held by the Fund at May 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Brent Crude^	73	Aug-2022	$7,584	$8,218	$634
Brent Crude^	10	Oct-2022	1,044	1,077	33
Coffee C^	17	Jul-2022	1,475	1,474	(1)
Copper^	37	Jul-2022	4,358	3,974	(384)
Copper^	6	Dec-2022	675	647	(28)
Corn^	104	Jul-2022	3,976	3,918	(58)
Cotton No. 2^	12	Jul-2022	815	834	19
Cotton No. 2^	3	Dec-2022	187	184	(3)
Gasoline^	14	Jul-2022	1,805	2,303	498
Gasoline^	20	Sep-2022	2,840	3,000	160
Gasoline^	3	Jul-2022	460	493	33
Gold^	33	Sep-2022	6,130	6,100	(30)
Heating Oil^	12	Jul-2022	1,619	1,983	364
KC HRW Wheat^	11	Jul-2022	753	641	(112)
KC HRW Wheat^	24	Jul-2022	1,391	1,399	8
Lean Hogs^	42	Aug-2022	1,823	1,788	(35)
Lean Hogs^	7	Jul-2022	307	302	(5)
Lean Hogs^	18	Jul-2022	738	778	40
Live Cattle^	19	Sep-2022	1,021	991	(30)
LME Lead^	26	Jul-2022	1,556	1,419	(137)
LME Nickel^	12	Jul-2022	2,380	2,043	(337)
LME Nickel^	1	Sep-2022	170	171	1
LME Primary Aluminum^	33	Jul-2022	2,720	2,289	(431)
LME Zinc^	5	Jul-2022	539	490	(49)
LME Zinc^	14	Sep-2022	1,313	1,370	57
Low Sulphur Gasoil^	22	Jul-2022	2,067	2,638	571
Natural Gas^	31	Sep-2022	2,475	2,510	35
Natural Gas^	11	Apr-2023	524	560	36
Natural Gas^	126	Jul-2022	8,515	10,263	1,748

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Palladium^	2	Oct-2022	$402	$401	$(1)
Platinum^	8	Jul-2022	409	387	(22)
Silver^	25	Jul-2022	3,174	2,711	(463)
Soybean^	21	Nov-2022	1,591	1,585	(6)
Soybean^	46	Jul-2022	3,804	3,872	68
Soybean Meal^	50	Jul-2022	2,285	2,074	(211)
Soybean Meal^	1	Dec-2022	40	40	–
Soybean Oil^	49	Jul-2022	2,180	2,291	111
Sugar No. 11^	50	Oct-2022	1,104	1,096	(8)
Sugar No. 11^	124	Jul-2022	2,762	2,694	(68)
Wheat^	51	Jul-2022	2,793	2,773	(20)
WTI Crude Oil^	35	Jun-2022	3,428	4,014	586
WTI Crude Oil^	27	Nov-2022	2,652	2,738	86
WTI Crude Oil^	18	Aug-2022	1,885	1,960	75
			89,769	92,493	2,724
Short Contracts
Coffee C^	(9)	Jul-2022	$(725)	$(780)	$(55)
Coffee C^	(2)	Sep-2022	(161)	(174)	(13)
Copper^	(28)	Jul-2022	(3,125)	(3,007)	118
Corn^	(13)	Jul-2022	(506)	(490)	16
Corn^	(9)	Sep-2022	(339)	(326)	13
Cotton No. 2^	(8)	Jul-2022	(561)	(556)	5
Feeder Cattle^	(26)	Aug-2022	(2,162)	(2,147)	15
Live Cattle^	(13)	Sep-2022	(688)	(678)	10
LME Primary Aluminum^	(3)	Jul-2022	(245)	(208)	37
LME Zinc^	(4)	Jul-2022	(402)	(392)	10
Low Sulphur Gasoil^	(3)	Jul-2022	(327)	(360)	(33)
MSCI EAFE Index	(123)	Jun-2022	(12,444)	(12,528)	(84)
Natural Gas^	(10)	Jul-2022	(866)	(814)	52
NY Harbor ULSD^	(16)	Jul-2022	(2,462)	(2,644)	(182)
NYMEX Cocoa^	(83)	Jul-2022	(2,059)	(2,072)	(13)
Platinum^	(10)	Jul-2022	(494)	(484)	10
S&P 500 Index E-MINI	(119)	Jun-2022	(24,889)	(24,581)	308
Silver^	(7)	Jul-2022	(789)	(759)	30
Soybean Meal^	(18)	Jul-2022	(724)	(747)	(23)
Soybean Oil^	(4)	Dec-2022	(177)	(179)	(2)
Soybean Oil^	(36)	Jul-2022	(1,743)	(1,683)	60
U.S. 2-Year Treasury Notes	(107)	Oct-2022	(22,571)	(22,588)	(17)
U.S. 5-Year Treasury Notes	(312)	Oct-2022	(35,240)	(35,241)	(1)
U.S. Ultra Long Treasury Bond	(29)	Sep-2022	(4,613)	(4,517)	96
Ultra 10-Year U.S. Treasury Notes	(26)	Sep-2022	(3,339)	(3,341)	(2)
			(121,651)	(121,296)	355
			$(31,882)	$(28,803)	$3,079

A list of the open forward foreign currency contracts held by the Fund at May 31, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	07/21/22	USD	7,680	CNY	51,666	$58
BNP Paribas	07/21/22	USD	5,692	CAD	7,260	46
Brown Brothers Harriman	06/17/22	USD	352	SEK	3,312	(13)
Brown Brothers Harriman	06/17/22	SEK	3,318	USD	350	10
Brown Brothers Harriman	07/21/22	AUD	467	USD	334	(1)
Deutsche Bank	07/28/22	EUR	2,668	USD	2,819	(47)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	06/16/22	MYR	5,636	USD	1,328	$40
HSBC	07/21/22	USD	5,827	AUD	8,139	15
HSBC	07/21/22	CAD	7,245	USD	5,798	70
JPMorgan Chase Bank	07/21/22	USD	1,615	CAD	2,022	(16)
JPMorgan Chase Bank	07/21/22	CAD	2,038	USD	1,606	(5)
Morgan Stanley	07/21/22	AUD	7,665	USD	5,494	(8)
Morgan Stanley	07/21/22	CNY	51,735	USD	7,567	(182)
						$(33)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2022, is as follows:

Credit Default Swaps - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX-NAHYS38V1-5Y	5.00%	Quarterly	06/20/2027	$3,445	$(139)	$(159)	$20
CDX-NAIGS38V1-5Y	1.00%	Quarterly	06/20/2027	60,581	(458)	(828)	370
China	1.00%	Quarterly	06/20/2027	20,500	(309)	(517)	208
CMBX.BBB.577807	3.00%	Monthly	05/11/2063	1,258	290	332	(42)
Malaysia	1.00%	Quarterly	06/20/2027	36,970	(374)	(570)	196
					$(990)	$(1,742)	$752

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.9905	3-MONTH USD - LIBOR	Quarterly	04/21/2025	USD	2,040	$50	$–	$50
2.4875%	3-MONTH USD - LIBOR	Quarterly	06/09/2025	USD	1,240	14	–	14
2.293%	3-MONTH USD - LIBOR	Quarterly	08/04/2025	USD	1,833	33	–	33
1.487	3-MONTH USD - LIBOR	Semi-Annually	10/04/2026	USD	7,010	392	–	392
1.66	3-MONTH USD - LIBOR	Quarterly	11/08/2026	USD	1,040	52	–	52
1.67	3-MONTH USD - LIBOR	Quarterly	11/09/2026	USD	1,230	61	–	61
2.44	3-MONTH USD - LIBOR	Quarterly	04/04/2027	USD	3,640	69	–	69
0.5575	3-MONTH USD - LIBOR	Quarterly	06/05/2027	USD	15,050	1,618	–	1,618
2.3545	3-MONTH USD - LIBOR	Quarterly	07/12/2027	USD	720	17	–	17
2.1495%	3-MONTH USD - LIBOR	Quarterly	06/04/2029	USD	5,145	237	–	237
1.593%	3-MONTH USD - LIBOR	Quarterly	09/27/2029	USD	2,440	208	–	208
1.6165%	SOFR	Quarterly	05/21/2031	USD	17,160	1,743	–	1,743
2.631%	3-MONTH USD - LIBOR	Quarterly	11/10/2035	USD	1,300	53	–	53
						$4,547	$–	$4,547

A list of the open OTC swap agreements held by the Fund at May 31, 2022, is as follows:

Credit Default Swaps - Sell Protection
Counterparty	Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	CMBX.NA.A.6 Index	2.00%	Monthly	05/11/2063	$(953)	$(89)	$(20)	$(69)
Credit Suisse	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(699)	(161)	(44)	(117)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(195)	(45)	(12)	(33)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(508)	(116)	(35)	(81)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Counterparty	Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	$(155)	$(36)	$(17)	$(19)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(26)	(5)	(1)	(4)
Credit Suisse	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(146)	(33)	(9)	(24)
Citibank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(26)	(6)	(3)	(3)
Citibank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(4)	(1)	(1)	—
Credit Suisse	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(218)	(50)	(31)	(19)
Citibank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(13)	(3)	(1)	(2)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(25)	(6)	(2)	(4)
JPMorgan Chase	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(128)	(30)	(12)	(18)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(14)	(3)	(2)	(1)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(228)	(53)	(36)	(17)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(164)	(38)	(25)	(13)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(146)	(34)	(21)	(13)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(171)	(39)	(17)	(22)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(260)	(60)	(33)	(27)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Quarterly	05/11/2063	(49)	(11)	(5)	(6)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(25)	(6)	(2)	(4)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(13)	(3)	(1)	(2)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(149)	(34)	(12)	(22)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(674)	(154)	(51)	(103)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(90)	(21)	(10)	(11)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(90)	(21)	(10)	(11)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(25)	(6)	(3)	(3)
JPMorgan Chase	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(31)	(7)	(3)	(4)
Credit Suisse	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(867)	(199)	(121)	(78)
Citibank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(19)	(4)	(2)	(2)
Citibank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	(26)	(6)	(4)	(2)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(166)	(38)	(19)	(19)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(6)	(1)	(1)	—
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(29)	(7)	(4)	(3)
Credit Suisse	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(97)	(22)	(11)	(11)
Credit Suisse	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(4)	(1)	—	(1)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Quarterly	05/11/2063	(41)	(9)	(5)	(4)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Quarterly	05/11/2063	(26)	(6)	(3)	(3)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Quarterly	05/11/2063	(30)	(7)	(4)	(3)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(81)	(19)	(8)	(11)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(81)	(19)	(8)	(11)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(58)	(13)	(6)	(7)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(40)	(9)	(4)	(5)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(58)	(13)	(7)	(6)
Goldman Sachs	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(18)	(4)	(2)	(2)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	3.00%	Quarterly	05/11/2063	(82)	(19)	(10)	(9)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(481)	(111)	(56)	(55)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(17)	(4)	(2)	(2)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	(31)	(7)	(3)	(4)
						(1,589)	$(699)	(890)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2022

Multi-Asset Real Return Fund (Concluded)

Total Return Swaps
Counterparty	Reference Entity/ Obligation		Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	iBoxx$ Liquid High Yield Index				Quarterly	06/20/2022	USD	12,540	$240	$–	$240
Macquarie Bank	Bloomberg Commodity Index	^	US T-BILL HIGH DISCOUNT RATE + 9 BPS	INDEX RETURN	Monthly	06/22/2022	USD	(14,017)	(31)	–	(31)
Macquarie Bank	MacQuarie Commodity Product 251E	^	0.34%	INDEX RETURN	Monthly	06/07/2022	USD	(2,834)	(28)	–	(28)
Merrill Lynch	Bloomberg Commodity Index	^	US T-BILL HIGH DISCOUNT RATE + 11 BPS	INDEX RETURN	Monthly	06/22/2022	USD	(12,378)	(28)	–	(28)
Merrill Lynch	Bloomberg Commodity Index	^	US T-BILL HIGH DISCOUNT RATE + 12 BPS	INDEX RETURN	Monthly	06/22/2022	USD	(2,924)	(6)	–	(6)
Merrill Lynch	BofA Merrill Lynch Commodity Index	^	3-Month U.S. Treasury rate plus 30 BPS	INDEX RETURN	Monthly	06/07/2022	USD	(6,846)	9	–	9
Societe Generale	Bloomberg Commodity Index	^	US T-BILL HIGH DISCOUNT RATE + 11 BPS	INDEX RETURN	Monthly	06/22/2022	USD	(9,399)	(20)	–	(20)
Societe Generale	Bloomberg Commodity Index	^	US T-BILL HIGH DISCOUNT RATE + 14 BPS	INDEX RETURN	Monthly	06/22/2022	USD	(3,186)	(6)	–	(6)

Societe Generale	Societe Generale Commodities Custom Alpha 061 Index	^	0.35%	INDEX RETURN	Monthly	06/07/2022	USD	(4,869)	(100)	–	(100)
									$30	$–	$30

As of May 31, 2022, the Reverse Repurchase Agreements held by the Fund are listed below:

Principal Amount ($ Thousands)	Counterparty	Rate	Value Maturity ($ Thousands)
$(4,743)	Chase Securities	0.86%	Open Ended	$(4,743)
(142,260)	HSBC	0.83%	Open Ended	(142,260)
				$(147,003)

Percentages are based on Net Assets of $784,563 ($ Thousands).
^	Security, or a portion thereof, is held by the MARR Commodity Strategy Subsidiary, Ltd. as of May 31, 2022.
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)	No interest rate available.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2022, the value of these securities amounted to $77,828 ($ Thousands), representing 9.9% of the Net Assets of the Fund.

(D)	Security is in default on interest payment.
(E)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(F)	Perpetual security with no stated maturity date.

(G)	Zero coupon security.
(H)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements.
(I)	Security, or a portion thereof, has been pledged as collateral on securities sold short.
(J)	Security, or a portion thereof, has been pledged as collateral on futures contracts.
(K)	Security, or a portion thereof, has been pledged as collateral on swap contracts.
(L)	Refer to table below for details on Options Contracts.

AUD — Australian Dollar
BPS — Basis Points
CAD — Canadian Dollar
Cl — Class
CLO — Collateralized Loan Obligation
CMBX — Commercial Mortgage-Backed Index
CMO — Collateralized Mortgage Obligation
CNY — Chinese Yuan
DAC — Designated Activity Company
EAFE — Europe, Australasia and Far East
EUR — Euro
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — Government Obligation
HRW — Hard Red Winter
ICE— Intercontinental Exchange
IO — Interest Only — face amount represents notional amount.
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company

SEI Institutional Investments Trust / Annual Report / May 31, 2022

LME — London Metal Exchange
LP — Limited Partnership
Ltd — Limited
MSCI — Morgan Stanley Capital International
MTN — Medium Term Note
MYR — Malaysian Ringgit
NYMEX — New York Mercantile Exchange
OTC — Over The Counter
PIK — Payment-in-Kind
PLC — Public Limited Company
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
S&P— Standard & Poor's
SEK — Swedish Krona
Ser — Series
SOFR— Secured Overnight Financing Rate
SOFR30A— Secured Overnight Financing Rate 30-day Average
STACR— Structured Agency Credit Risk
TBA — To Be Announced
ULSD — Ultra-Low Sulfur Diesel
UMBS — Uniform Mortgage Backed Securities
USD — U.S. Dollar
WTI — West Texas Intermediate

The following is a summary of the level of inputs used as of May 31, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	502,592	–	502,592
Common Stock	245,038	–	–	245,038
Corporate Obligations	–	65,749	–	65,749
Mortgage-Backed Securities	–	46,364	–	46,364
Asset-Backed Securities	–	25,120	–	25,120
U.S. Government Agency Obligations	–	23,705	–	23,705
Municipal Bonds	–	1,359	–	1,359
Sovereign Debt	–	1,198	–	1,198
Purchased Options	1,764	–	–	1,764
Total Investments in Securities	246,802	666,087	–	912,889
Securities Sold Short
Common Stock	(105,951)	–	–	(105,951)
Total Securities Sold Short	(105,951)	–	–	(105,951)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(1,000)	–	–	(1,000)
Futures Contracts*
Unrealized Appreciation	5,943	–	–	5,943
Unrealized Depreciation	(2,864)	–	–	(2,864)
Forwards Contracts*
Unrealized Appreciation	–	239	–	239
Unrealized Depreciation	–	(272)	–	(272)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	794	–	794
Unrealized Depreciation	–	(42)	–	(42)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Interest Rate Swaps*
Unrealized Appreciation	–	4,547	–	4,547
OTC Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(890)	–	(890)
Total Return Swaps*
Unrealized Appreciation	–	249	–	249
Unrealized Depreciation	–	(219)	–	(219)
Reverse Repurchase Agreements	–	(147,003)	–	(147,003)
Total Other Financial Instruments	2,079	(142,597)	–	(140,518)

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2022

	Large Cap Fund		Large Cap Disciplined Equity Fund
Assets:
Investments, at value †	$754,064		$1,258,597
Affiliated investments, at value ††	23,692		56,710
Cash and cash equivalents	1		66,000
Cash pledged as collateral on futures contracts	1,076		1,434
Receivable for fund shares sold	22		6,914
Receivable for investment securities sold	14,235		44,442
Dividends and interest receivable	1,516		2,001
Foreign tax reclaim receivable	58		1
Swap contracts, at value ††††	–		230
Receivable for variation margin on futures contracts	–		–
Prepaid expenses	8		12
Total Assets	794,672		1,436,341
Liabilities:
Payable upon return on securities loaned	–		–
Payable for investment securities purchased	14,636		42,515
Payable for fund shares redeemed	5,933		4,279
Payable for variation margin on futures contracts	119		158
Payable to custodian	–		–
Investment advisory fees payable	103		174
Trustees fees payable	5		9
CCO fees payable	2		3
Accrued expense payable	28		46
Total Liabilities	20,826		47,184
Net Assets	$773,846		$1,389,157
† Cost of investments	$530,115		$1,064,352
†† Cost of affiliated investments	23,692		56,710
^^ Premiums received from written options and swaptions	–		–
* Includes market value of securities on loan	–		–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$502,943		$1,171,202
Total distributable earnings	270,903		217,955
Net Assets	$773,846		$1,389,157
Net Asset Value, Offering and Redemption Price Per Share — Class A	$15.07		$9.58
	($773,845,524 ÷ 51,363,130 shares	)	($1,389,157,453 ÷ 145,030,821 shares	)
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Large Cap Index Fund		S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund		U.S. Equity Factor Allocation Fund

$1,911,826	*	$5,052,481	*	$1,441,273	*	$221,179	*	$313,539	*	$914,007	*	$900,117
12,010		54,512		58,406		8,372		20,227		36,424		42,882
–		–		–		–		16		11		4,032
392		2,968		589		380		138		96		2,285
60		2,906		1,025		27		82		3,218		45
16,529		27,482		2,976		5,934		6,538		6,733		213
2,674		7,395		1,043		205		301		1,069		1,400
–		5		–		–		–		–		9
–		–		–		–		–		–		–
–		1,000		–		–		–		–		–
17		46		12		4		3		8		8
1,943,508		5,148,795		1,505,324		236,101		340,844		961,566		950,991

4,259		981		45,505		1,725		9,366		8,935		–
–		8,583		–		1,628		7,005		1,247		–
19,942		31,064		5,777		4,779		91		6,726		1,301
48		–		118		82		30		19		251
4		1,325		58		–		–		–		–
16		42		36		83		109		299		–
12		32		9		1		2		6		6
5		13		4		1		1		2		2
185		639		135		11		11		31		41
24,471		42,679		51,642		8,310		16,615		17,265		1,601
$1,919,037		$5,106,116		$1,453,682		$227,791		$324,229		$944,301		$949,390
$511,871		$2,290,429		$1,166,998		$200,712		$268,286		$773,589		$752,539
11,784		54,520		57,864		8,372		20,225		36,431		42,882
–		–		–		–		–		–		–
4,027		948		42,789		1,639		8,813		8,443		–

$447,489		$2,237,727		$1,184,756		$205,174		$278,433		$776,448		$729,853
1,471,548		2,868,389		268,926		22,617		45,796		167,853		219,537
$1,919,037		$5,106,116		$1,453,682		$227,791		$324,229		$944,301		$949,390
$201.38		$20.36		$15.51		$12.59		$10.58		$10.10		$12.36
($1,919,037,394 ÷ 9,529,331 shares	)	($5,106,115,582 ÷ 250,822,283 shares	)	($1,453,681,629 ÷ 93,719,918 shares	)	($227,791,100 ÷ 18,096,325 shares	)	($324,228,853 ÷ 30,658,001 shares	)	($944,300,779 ÷ 93,541,272 shares	)	($949,390,235 ÷ 76,788,444 shares	)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2022

	U.S. Managed Volatility Fund		Global Managed Volatility Fund
Assets:
Investments, at value †	$870,765	*	$2,406,496	*
Affiliated investments, at value ††	11,734		58,141
Cash and cash equivalents	2		6,884
Restricted cash	–		–
Cash pledged as collateral on swap contracts	–		–
Cash pledged as collateral on futures contracts	179		812
Foreign currency, at value †††	48		6,672
Receivable for fund shares sold	8,081		69,050
Receivable for investment securities sold	3,950		4,651
Dividends and interest receivable	2,273		8,414
Unrealized gain on forward foreign currency contracts	–		1,194
Unrealized gain on foreign spot currency contracts	–		–
Receivable for variation margin on futures contracts	–		24
Foreign tax reclaim receivable	–		4,629
Receivable for variation margin on swap contracts	–		–
Prepaid expenses	7		19
Total Assets	897,039		2,566,986
Liabilities:
Payable upon return on securities loaned	3,234		39,895
Payable for investment securities purchased	4,065		54,854
Payable for fund shares redeemed	2,377		11,473
Payable for variation margin on futures contracts	22		62
Income distribution payable	–		–
Options and swaptions written, at value ^^	–		–
Payable to custodian	–		–
Payable for variation margin on swap contracts	–		–
Unrealized loss on foreign currency spot contracts	–		9
Unrealized loss on forward foreign currency contracts	–		2,672
Investment advisory fees payable	135		468
Trustees fees payable	6		15
CCO fees payable	2		6
Unfunded bank loans	–		–
Due to broker	–		–
Accrued expense payable	28		161
Accrued foreign capital gains tax on appreciated securities	–		–
Total Liabilities	9,869		109,615
Net Assets	$887,170		$2,457,371
† Cost of investments	$665,166		$2,247,387
†† Cost of affiliated investments	11,740		58,131
††† Cost of foreign currency	47		6,476
^^ Premiums received from written options and swaptions	–		–
* Includes market value of securities on loan	3,128		38,305
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$630,324		$2,149,421
Total distributable earnings (loss)	256,846		307,950
Net Assets	$887,170		$2,457,371
Net Asset Value, Offering and Redemption Price Per Share — Class A	$13.13		$11.92
	($887,170,085 ÷ 67,542,667 shares	)	($2,457,371,389 ÷ 206,180,765 shares	)
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

World Equity Ex-US Fund		Screened World Equity Ex-US Fund		World Select Equity Fund		Emerging Markets Equity Fund		Opportunistic Income Fund		Core Fixed Income Fund		High Yield Bond Fund

$8,522,564	*	$145,158		$242,164		$1,101,545		$632,427		$9,040,777	*	$2,198,381
291,479		5,306		2,628		23,698		42,196		300,447		63,599
175,929		2,844		7,353		4,765		94		2,934		189
–		–		–		–		–		–		8,037
–		–		–		–		–		20,839		–
15,610		440		3,135		1,427		225		18,210		–
15,881		336		427		12,371		–		1,669		7
–		–		–		1,111		447		26,690		790
33,117		1,050		500		6,685		21,359		496,271		12,884
33,408		505		812		3,289		1,809		35,343		31,555
5,198		–		827		–		–		137		–
–		2		–		4		–		–		–
746		–		78		334		54		3,126		–
19,968		296		630		28		1		509		102
–		–		–		–		–		2,412		–
75		1		2		9		6		70		21
9,113,975		155,938		258,556		1,155,266		698,618		9,949,434		2,315,565

109,079		–		–		–		–		10,382		–
118,949		974		772		6,252		31,153		1,404,710		29,555
79,660		–		118		7,323		371		2,856		13,065
2,995		57		429		–		–		5,120		–
–		–		–		–		–		716		466
–		–		–		–		–		6,282		–
–		–		–		–		–		–		9,333
–		–		–		–		–		798		–
15		–		27		–		–		–		–
10,362		–		459		–		–		363		–
1,829		27		55		509		126		694		500
55		1		2		7		4		53		15
21		–		1		3		2		21		6
–		–		–		–		36		–		–
444		–		–		–		–		220		–
1,197		96		176		755		21		270		78
2,528		84		68		1,145		–		–		–
327,134		1,239		2,107		15,994		31,713		1,432,485		53,018
$8,786,841		$154,699		$256,449		$1,139,272		$666,905		$8,516,949		$2,262,547
$8,108,912		$140,487		$212,452		$1,036,165		$654,252		$9,586,739		$2,296,694
291,466		5,306		2,628		23,698		42,196		300,461		63,599
15,654		334		425		12,385		–		1,627		5
–		–		–		–		–		(6,345)		–
101,866		–		–		–		–		10,134		–

$8,225,322		$148,662		$218,652		$1,060,177		$712,256		$9,433,836		$2,627,155
561,519		6,037		37,797		79,095		(45,351)		(916,887)		(364,608)
$8,786,841		$154,699		$256,449		$1,139,272		$666,905		$8,516,949		$2,262,547
$11.65		$10.75		$11.21		$9.34		$7.91		$9.39		$8.05
($8,786,840,781 ÷ 753,966,526 shares	)	($154,699,316 ÷ 14,383,964 shares	)	($256,448,547 ÷ 22,880,244 shares	)	($1,139,272,362 ÷ 122,024,751 shares	)	($666,905,245 ÷ 84,363,182 shares	)	($8,516,948,861 ÷ 907,076,952 shares	)	($2,262,546,806 ÷ 281,172,412 shares	)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES / CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2022

	Long Duration Fund		Long Duration Credit Fund
Assets:
Investments, at value †	$690,251		$2,703,040
Affiliated investments, at value ††	4,469		18,516
Repurchase agreements†	–		–
Cash and cash equivalents	–		2
Deposits from counterparty	–		–
Cash pledged as collateral on swap contracts	484		762
Cash pledged as collateral on futures contracts	3,060		1,691
Cash pledged as collateral on forward foreign currency contracts	–		–
Foreign currency, at value †††	–		–
Receivable for fund shares sold	12,030		106,700
Dividends and interest receivable	5,850		28,842
Receivable for investment securities sold	1,325		6,626
Receivable for variation margin on futures contracts	334		871
Receivable for variation margin on swap contracts	46		73
Foreign tax reclaim receivable	30		685
Unrealized gain on forward foreign currency contracts	–		–
Unrealized gain on foreign spot currency contracts	–		–
Swap contracts, at value ††††	–		–
Prepaid expenses	7		28
Total Assets	717,886		2,867,836
Liabilities:
Payable upon return on securities loaned	–		–
Payable for investment securities purchased	6,452		36,152
Payable for variation margin on futures contracts	737		1,046
Payable for fund shares redeemed	279		2,289
Payable for variation margin on swap contracts	34		53
Payable for securities sold short@	–		–
Income distribution payable	–		–
Swap contracts, at value ††††	–		–
Options and swaptions written, at value ^^	–		–
Reverse repurchase agreements	–		–
Unrealized loss on forward foreign currency contracts	–		–
Investment advisory fees payable	70		272
Trustees fees payable	4		17
CCO fees payable	2		7
Due to broker	542		–
Accrued expense payable	29		96
Total Liabilities	8,149		39,932
Net Assets	$709,737		$2,827,904
† Cost of investments	$743,115		$3,026,833
†† Cost of affiliated investments	4,469		18,516
††† Cost of foreign currency	–		–
†††† Cost (Premiums received)	–		–
^^ Premiums received from written options and swaptions	–		–
@Proceeds from securities sold short	–		–
* Includes market value of securities on loan	–		–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$807,011		$3,236,235
Total distributable earnings (loss)	(97,274)		(408,331)
Net Assets	$709,737		$2,827,904
Net Asset Value, Offering and Redemption Price Per Share — Class A	$6.87		$8.90
	($709,736,980 ÷ 103,311,843 shares	)	($2,827,904,012 ÷ 317,884,204 shares	)
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund		Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund

$523,060		$1,874,470	*	$292,249		$1,663,490		$3,492,916		$1,684,201		$912,889
693		8,687		–		26,700		41,559		–		–
500		–		–		–		–		–		–
56		70,820		1,541		1,414		–		189,551		129,795
–		–		–		–		–		–		568
–		6,433		–		–		–		–		3,524
73		4,591		–		1,107		–		10,338		9,274
–		1,170		–		–		–		–		–
–		13,085		–		–		–		–		1,326
3		1,188		31		520		23,026		1,391		67
1,100		35,184		469		4,492		26,433		2,458		1,763
6		12,299		–		4,395		61,444		3,987		92
29		577		–		351		232		–		1,120
–		228		–		–		–		–		460
18		–		–		43		–		2		–
–		19,236		–		–		–		–		239
–		46		–		–		–		–		–
–		1,549		–		–		–		4,459		249
5		17		2		13		30		16		6
525,543		2,049,580		294,292		1,702,525		3,645,640		1,896,403		1,061,372

–		8,687		–		–		–		–		–
1,855		29,280		–		92,655		37,699		4,144		14,748
–		498		–		30		–		1,128		2,128
63		15,642		30		288		139,329		7,804		3,554
–		351		–		–		–		–		109
–		–		–		–		–		–		105,951
4		–		–		34		–		–		–
–		1,303		–		–		–		–		1,808
–		–		–		–		–		–		1,000
–		–		–		–		–		–		147,003
–		19,063		–		–		–		–		272
46		620		–		120		391		94		126
3		12		2		10		22		12		5
1		5		1		4		9		5		2
–		318		–		–		–		–		–
19		613		11		62		140		91		103
1,991		76,392		44		93,203		177,590		13,278		276,809
$523,552		$1,973,188		$294,248		$1,609,322		$3,468,050		$1,883,125		$784,563
$533,637		$2,246,067		$294,126		$1,704,103		$3,775,682		$622,304		$830,543
693		8,687		–		26,700		41,559		–		–
–		13,163		–		–		–		–		1,385
–		–		–		–		–		–		(699)
–		–		–		–		–		–		(1,020)
–		–		–		–		–		–		107,639
–		8,314		–		–		–		–		–

$539,088		$2,466,653		$291,056		$1,667,746		$3,822,622		$675,869		$839,228
(15,536)		(493,465)		3,192		(58,424)		(354,572)		1,207,256		(54,665)
$523,552		$1,973,188		$294,248		$1,609,322		$3,468,050		$1,883,125		$784,563
$9.81		$8.33		$9.79		$9.66		$9.24		$21.93		$8.61
($523,552,189 ÷ 53,367,918 shares	)	($1,973,188,024 ÷ 236,808,166 shares	)	($294,248,073 ÷ 30,047,288 shares	)	($1,609,322,492 ÷ 166,587,522 shares	)	($3,468,050,314 ÷ 375,413,196 shares	)	($1,883,125,403 ÷ 85,871,580 shares	)	($784,563,083 ÷ 91,127,433 shares )

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2022

	Large Cap Fund	Large Cap Disciplined Equity Fund
Investment Income:
Dividends	$17,253	$23,049
Income from affiliated investments	13	40
Interest income	–	40
Security lending income — net(1)	17	–
Less: foreign taxes withheld	(96)	(22)
Total Investment Income	17,187	23,107
Expenses:
Investment advisory fees	3,958	6,337
Administration fees	495	792
Trustees' fees	21	34
Chief compliance officer fees	5	8
Custodian/wire agent fees	48	76
Professional fees	35	57
Registration fees	15	23
Printing fees	8	14
Licensing fees	–	–
Other expenses	63	100
Total Expenses	4,648	7,441
Less:
Waiver of investment advisory fees	(2,375)	(3,879)
Waiver of administration fees	(495)	(792)
Net Expenses	1,778	2,770
Net Investment Income	15,409	20,337
Net Realized Gain (Loss) on:
Investments	124,607	243,359
Affiliated investments	–	–
Futures contracts	852	3,639
Distributions from affiliated investments	–	1
Swap contracts	–	6,734
Net Realized Gain	125,459	253,733
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(145,441)	(255,917)
Affiliated investments	(2)	–
Futures contracts	108	(539)
Swap contracts	–	1,064
Net Change in Unrealized Appreciation (Depreciation)	(145,335)	(255,392)
Net Realized and Unrealized Loss	(19,876)	(1,659)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,467)	$18,678

(1)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund

$30,519	$80,365	$16,227	$3,598	$4,891	$14,796	$16,536
9	31	26	4	6	21	10
–	–	–	–	–	–	1
42	7	495	34	102	82	–
(6)	(16)	(21)	(4)	(19)	(47)	(14)
30,564	80,387	16,727	3,632	4,980	14,852	16,533

1,110	1,750	1,992	1,704	2,739	6,803	2,538
1,110	2,917	830	131	211	523	508
48	124	36	6	9	22	22
12	31	9	1	2	6	5
107	283	79	13	21	50	12
80	210	60	9	15	38	37
31	84	24	4	7	16	15
19	50	14	2	3	9	9
–	1,080	–	–	–	–	–
286	365	106	17	26	65	64
2,803	6,894	3,150	1,887	3,033	7,532	3,210

(888)	(1,167)	(1,494)	(593)	(1,011)	(2,642)	(2,538)
(1,110)	(2,917)	(830)	(131)	(211)	(523)	(508)
805	2,810	826	1,163	1,811	4,367	164
29,759	77,577	15,901	2,469	3,169	10,485	16,369

210,495	452,952	112,276	22,437	38,288	126,303	151,099
52	2	79	1	2	8	–
433	6,163	(1,170)	(27)	(147)	(130)	2,337
–	1	–	–	–	1	–
–	–	–	–	–	–	–
210,980	459,118	111,185	22,411	38,143	126,182	153,436

(275,436)	(481,163)	(450,565)	(48,867)	(87,166)	(202,042)	(159,603)
(85)	(3)	(209)	(2)	(6)	(16)	–
(581)	(6,262)	(383)	(23)	115	–	2,170
–	–	–	–	–	–	–
(276,102)	(487,428)	(451,157)	(48,892)	(87,057)	(202,058)	(157,433)
(65,122)	(28,310)	(339,972)	(26,481)	(48,914)	(75,876)	(3,997)
$(35,363)	$49,267	$(324,071)	$(24,012)	$(45,745)	$(65,391)	$12,372

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2022

	U.S. Managed Volatility Fund	Global Managed Volatility Fund	World Equity Ex-US Fund
Investment Income:
Dividends	$27,063	$74,863	$310,308
Income from affiliated investments	10	17	127
Interest income	–	5	35
Security lending income — net(1)	51	239	1,132
Less: foreign taxes withheld	(151)	(5,211)	(38,389)
Total Investment Income	26,973	69,913	273,213
Expenses:
Investment advisory fees	6,557	16,618	53,760
Administration fees	504	1,278	4,887
Trustees' fees	22	55	209
Chief compliance officer fees	5	14	53
Custodian/wire agent fees	48	93	1,009
Professional fees	36	94	352
Registration fees	16	38	151
Printing fees	9	22	84
Other expenses	65	165	700
Total Expenses	7,262	18,377	61,205
Less:
Waiver of investment advisory fees	(4,741)	(10,760)	(29,324)
Waiver of administration fees	(504)	(1,278)	(4,887)
Net Expenses	2,017	6,339	26,994
Net Investment Income	24,956	63,574	246,219
Net Realized Gain (Loss) on:
Investments	112,595	204,300	460,875
Affiliated investments	1	3	3
Futures contracts	604	(299)	17,427
Foreign currency transactions	(76)	(5,925)	(18,297)
Foreign forward currency contracts	–	57,229	47,345
Purchased options and swaptions	–	–	–
Distributions from affiliated investments	–	1	15
Foreign capital gains tax	–	–	(5,156)
Written options and swaptions	–	–	–
Swap contracts	–	–	–
Net Realized Gain (Loss)	113,124	255,309	502,212
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(92,749)	(209,640)	(2,002,681)
Affiliated investments	(7)	9	(10)
Futures contracts	(251)	355	(2,185)
Purchased options and swaptions	–	–	–
Written options and swaptions	–	–	–
Swap contracts	–	–	–
Foreign capital gains tax on appreciated securities	–	–	3,219
Foreign currency translation of other assets and liabilities denominated in foreign currencies	(9)	(725)	(1,692)
Foreign forward currency contracts	–	(1,886)	(14,855)
Net Change in Unrealized Appreciation (Depreciation)	(93,016)	(211,887)	(2,018,204)
Net Realized and Unrealized Gain (Loss)	20,108	43,422	(1,515,992)
Net Increase (Decrease) in Net Assets Resulting from Operations	$45,064	$106,996	$(1,269,773)

(1)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Screened World Equity Ex-US Fund	World Select Equity Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$4,426	$8,437	$36,799	$–	$7	$6,789
3	3	16	22	279	29
1	–	4	21,849	172,046	164,294
–	–	–	–	79	–
(440)	(863)	(4,143)	–	–	(32)
3,990	7,577	32,676	21,871	172,411	171,080

884	1,723	13,068	3,524	27,343	13,117
68	157	622	392	4,054	1,345
3	7	27	17	197	58
1	2	7	4	50	14
81	154	649	36	442	131
5	11	45	29	335	96
2	5	18	13	124	39
1	3	11	7	81	23
11	25	95	49	576	169
1,056	2,087	14,542	4,071	33,202	14,992

(591)	(838)	(6,538)	(1,850)	(18,229)	(6,098)
(68)	(157)	(622)	(392)	(4,054)	(1,345)
397	1,092	7,382	1,829	10,919	7,549
3,593	6,485	25,294	20,042	161,492	163,531

8,133	35,064	106,179	(975)	(268,603)	24,894
–	–	–	–	(1)	–
208	6,865	(6,170)	1,045	(30,732)	–
(255)	1,136	(909)	–	(540)	(37)
16	930	–	–	2,747	74
–	–	–	–	6,544	–
–	–	1	–	7	2
(133)	(179)	(1,205)	–	–	–
–	(670)	–	–	(10,952)	–
–	–	–	–	12,288	(531)
7,969	43,146	97,896	70	(289,242)	24,402

(27,763)	(59,073)	(298,544)	(25,534)	(676,424)	(259,845)
–	–	–	–	(16)	–
87	(2,636)	(1,840)	45	(2,653)	–
–	(35)	–	–	(1,518)	–
–	–	–	–	(241)	–
–	–	–	–	9,749	–
18	129	1,942	–	–	–
(18)	(107)	–	–	(120)	–
–	123	–	–	(1,510)	5
(27,676)	(61,599)	(298,442)	(25,489)	(672,733)	(259,840)
(19,707)	(18,453)	(200,546)	(25,419)	(961,975)	(235,438)
$(16,114)	$(11,968)	$(175,252)	$(5,377)	$(800,483)	$(71,907)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF OPERATIONS / CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2022

	Long Duration Fund	Long Duration Credit Fund	Ultra Short Duration Bond Fund
Investment Income:
Dividends	$–	$–	$1
Income from affiliated investments	7	23	2
Interest income	35,445	127,055	5,766
Security lending income — net(1)	–	–	–
Less: foreign taxes withheld	–	–	–
Total Investment Income	35,452	127,078	5,769
Expenses:
Investment advisory fees	3,237	11,361	964
Administration fees	540	1,894	321
Trustees' fees	22	80	14
Chief compliance officer fees	5	20	3
Custodian/wire agent fees	52	182	31
Professional fees	36	126	23
Registration fees	19	61	10
Printing fees	9	31	5
Interest expense on reverse repurchase agreements	–	–	–
Dividend expense on securities sold short	–	–	–
Other expenses	69	241	40
Total Expenses	3,989	13,996	1,411
Less:
Waiver of investment advisory fees	(1,942)	(6,817)	(321)
Waiver of administration fees	(540)	(1,894)	(321)
Net Expenses	1,507	5,285	769
Net Investment Income	33,945	121,793	5,000
Net Realized Gain (Loss) on:
Investments	14,249	26,993	(717)
Securities sold short	–	–	–
Affiliated investments	1	–	–
Futures contracts	(5,526)	(5,945)	–
Foreign currency transactions	–	–	(39)
Foreign forward currency contracts	–	–	–
Purchased options and swaptions	10	16	–
Distributions from affiliated investments	–	1	–
Written options and swaptions	–	–	–
Swap contracts	–	2	–
Net Realized Gain (Loss)	8,734	21,067	(756)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(160,252)	(628,402)	(11,879)
Securities sold short	–	–	–
Futures contracts	(15)	482	16
Purchased options and swaptions	(30)	(50)	–
Written options and swaptions	–	–	–
Swap contracts	(510)	(801)	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Foreign forward currency contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation)	(160,807)	(628,771)	(11,863)
Net Realized and Unrealized Gain (Loss)	(152,073)	(607,704)	(12,619)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(118,128)	$(485,911)	$(7,619)

(1)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$–	$–	$–	$42	$26,231	$5,311
–	–	20	42	–	–
125,083	22,247	17,909	105,754	39	31,232
50	–	–	–	–	–
(2,968)	–	–	–	(5)	(3)
122,165	22,247	17,929	105,838	26,265	36,540

19,001	690	4,006	10,023	12,604	4,245
1,118	157	801	2,005	1,050	386
48	7	35	87	45	17
1	2	9	22	11	4
566	4	76	197	41	20
80	11	60	143	76	29
32	5	22	54	28	10
19	3	14	35	18	7
–	–	–	–	–	217
–	–	–	–	–	1,332
169	20	101	256	132	62
21,034	899	5,124	12,822	14,005	6,329

(10,865)	(690)	(2,564)	(4,811)	(11,344)	(2,778)
(1,118)	(157)	(801)	(2,005)	(1,050)	(386)
9,051	52	1,759	6,006	1,611	3,165
113,114	22,195	16,170	99,832	24,654	33,375

(58,078)	3,432	(17,768)	(37,024)	113,246	14,774
–	–	–	–	–	(11,696)
–	–	–	–	–	–
(3,108)	–	2,507	997	3,970	47,518
(44,019)	–	–	–	(175)	(317)
(2,294)	–	–	–	(35)	1,963
–	–	–	–	38,784	1,706
–	–	–	2	–	–
–	–	–	–	–	(1,347)
(4,273)	–	–	–	76,247	15,683
(111,772)	3,432	(15,261)	(36,025)	232,037	68,284

(363,130)	(18,774)	(48,920)	(447,766)	(126,487)	(16,624)
–	–	–	–	–	23,585
2,259	–	460	(9)	(10,159)	(34)
–	–	–	–	(22,640)	(998)
–	–	–	–	–	419
(8,823)	–	–	–	(18,361)	8,044
483	–	–	–	–	(60)
(2,351)	–	–	–	123	815
(371,562)	(18,774)	(48,460)	(447,775)	(177,524)	15,147
(483,334)	(15,342)	(63,721)	(483,800)	54,513	83,431
$(370,220)	$6,853	$(47,551)	$(383,968)	$79,167	$116,806

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Large Cap Fund		Large Cap Disciplined Equity Fund
	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21
Operations:
Net investment income	$15,409	$17,489	$20,337	$23,230
Net realized gain	125,459	137,565	253,733	326,329
Net change in unrealized appreciation (depreciation)	(145,335)	217,999	(255,392)	195,274
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,467)	373,053	18,678	544,833
Distributions:
Class A	(183,048)	(69,882)	(430,585)	(128,903)
Total Distributions	(183,048)	(69,882)	(430,585)	(128,903)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	54,372	83,690	182,166	136,527
Reinvestment of dividends & distributions	178,768	68,554	418,999	125,143
Cost of shares redeemed	(369,099)	(299,181)	(468,905)	(388,865)
Net Increase (Decrease) from Class A Transactions	(135,959)	(146,937)	132,260	(127,195)
Net Increase (Decrease) in Net Assets	(323,474)	156,234	(279,647)	288,735
Net Assets
Beginning of Year	1,097,320	941,086	1,668,804	1,380,069
End of Year	$773,846	$1,097,320	$1,389,157	$1,668,804

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Large Cap Index Fund		S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund		Small Cap II Fund
06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21

$29,759	$30,485	$77,577	$82,771	$15,901	$14,863	$2,469	$2,625	$3,169	$3,408
210,980	49,368	459,118	59,356	111,185	168,973	22,411	58,605	38,143	90,038
(276,102)	644,439	(487,428)	1,691,720	(451,157)	561,229	(48,892)	70,651	(87,057)	122,432
(35,363)	724,292	49,267	1,833,847	(324,071)	745,065	(24,012)	131,881	(45,745)	215,878

(201,363)	(56,340)	(393,408)	(197,526)	(275,638)	(46,652)	(64,589)	(13,553)	(92,457)	(3,278)
(201,363)	(56,340)	(393,408)	(197,526)	(275,638)	(46,652)	(64,589)	(13,553)	(92,457)	(3,278)

337,657	373,057	741,971	1,397,010	387,015	402,725	27,313	22,657	50,219	129,677
192,909	52,594	383,991	193,350	266,218	45,558	61,811	12,887	90,728	3,215
(672,504)	(546,366)	(1,927,685)	(1,252,321)	(355,002)	(568,200)	(59,952)	(95,552)	(188,113)	(148,845)
(141,938)	(120,715)	(801,723)	338,039	298,231	(119,917)	29,172	(60,008)	(47,166)	(15,953)
(378,664)	547,237	(1,145,864)	1,974,360	(301,478)	578,496	(59,429)	58,320	(185,368)	196,647

2,297,701	1,750,464	6,251,980	4,277,620	1,755,160	1,176,664	287,220	228,900	509,597	312,950
$1,919,037	$2,297,701	$5,106,116	$6,251,980	$1,453,682	$1,755,160	$227,791	$287,220	$324,229	$509,597

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Small/Mid Cap Equity Fund		U.S. Equity Factor Allocation Fund		U.S. Managed Volatility Fund
	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21
Operations:
Net investment income	$10,485	$9,480	$16,369	$16,439	$24,956	$26,961
Net realized gain	126,182	183,648	153,436	113,347	113,124	132,366
Net change in unrealized appreciation (depreciation)	(202,058)	310,341	(157,433)	248,030	(93,016)	145,330
Net Increase (Decrease) in Net Assets Resulting from Operations	(65,391)	503,469	12,372	377,816	45,064	304,657
Distributions:
Class A	(247,893)	(42,708)	(204,097)	(16,124)	(190,752)	(28,406)
Total Distributions	(247,893)	(42,708)	(204,097)	(16,124)	(190,752)	(28,406)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	116,662	110,838	136,205	257,192	61,587	138,303
Reinvestment of dividends & distributions	243,319	41,571	198,213	15,668	188,893	27,808
Cost of shares redeemed	(275,526)	(319,062)	(261,448)	(322,602)	(333,213)	(543,451)
Net Increase (Decrease) from Class A Transactions	84,455	(166,653)	72,970	(49,742)	(82,733)	(377,340)
Net Increase (Decrease) in Net Assets	(228,829)	294,108	(118,755)	311,950	(228,421)	(101,089)
Net Assets
Beginning of Year	1,173,130	879,022	1,068,145	756,195	1,115,591	1,216,680
End of Year	$944,301	$1,173,130	$949,390	$1,068,145	$887,170	$1,115,591

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Global Managed Volatility Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund		World Select Equity Fund
06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21

$63,574	$68,065	$246,219	$187,597	$3,593	$2,056	$6,485	$7,714
255,309	162,792	502,212	1,608,236	7,969	20,666	43,146	70,890
(211,887)	373,639	(2,018,204)	1,652,740	(27,676)	22,097	(61,599)	110,811
106,996	604,496	(1,269,773)	3,448,573	(16,114)	44,819	(11,968)	189,415

(353,691)	(58,756)	(2,002,232)	(165,698)	(22,946)	(2,897)	(24,212)	(16,277)
(353,691)	(58,756)	(2,002,232)	(165,698)	(22,946)	(2,897)	(24,212)	(16,277)

525,659	362,411	1,429,685	1,175,598	49,010	16,571	16,949	26,684
344,831	57,466	1,946,470	160,488	14,452	1,750	24,212	16,277
(888,943)	(981,923)	(1,815,004)	(2,236,580)	(6,635)	(24,478)	(112,065)	(328,862)
(18,453)	(562,046)	1,561,151	(900,494)	56,827	(6,157)	(70,904)	(285,901)
(265,148)	(16,306)	(1,710,854)	2,382,381	17,767	35,765	(107,084)	(112,763)

2,722,519	2,738,825	10,497,695	8,115,314	136,932	101,167	363,533	476,296
$2,457,371	$2,722,519	$8,786,841	$10,497,695	$154,699	$136,932	$256,449	$363,533

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Emerging Markets Equity Fund		Opportunistic Income Fund		Core Fixed Income Fund
	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21
Operations:
Net investment income	$25,294	$21,567	$20,042	$28,228	$161,492	$143,980
Net realized gain (loss)	97,896	168,853	70	(243)	(289,242)	19,216
Net change in unrealized appreciation (depreciation)	(298,442)	319,717	(25,489)	39,586	(672,733)	(104,579)
Net Increase (Decrease) in Net Assets Resulting from Operations	(175,252)	510,137	(5,377)	67,571	(800,483)	58,617
Distributions:
Class A	(192,160)	(21,250)	(20,910)	(27,332)	(179,337)	(452,692)
Total Distributions	(192,160)	(21,250)	(20,910)	(27,332)	(179,337)	(452,692)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	277,355	209,056	92,555	175,613	1,645,459	2,576,955
Reinvestment of dividends & distributions	181,740	20,570	20,321	26,751	171,717	431,661
Cost of shares redeemed	(324,068)	(355,619)	(412,983)	(224,770)	(1,426,257)	(984,321)
Net Increase (Decrease) from Class A Transactions	135,027	(125,993)	(300,107)	(22,406)	390,919	2,024,295
Net Increase (Decrease) in Net Assets	(232,385)	362,894	(326,394)	17,833	(588,901)	1,630,220
Net Assets
Beginning of Year	1,371,657	1,008,763	993,299	975,466	9,105,850	7,475,630
End of Year	$1,139,272	$1,371,657	$666,905	$993,299	$8,516,949	$9,105,850

†	Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).
(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund		Ultra Short Duration Bond Fund
06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21

$163,531	$148,143	$33,945	$41,107	$121,793	$135,208	$5,000	$6,779
24,402	18,368	8,734	20,569	21,067	99,993	(756)	518
(259,840)	369,016	(160,807)	(70,804)	(628,771)	(239,679)	(11,863)	1,925
(71,907)	535,527	(118,128)	(9,128)	(485,911)	(4,478)	(7,619)	9,222

(166,861)	(193,700)	(50,657)	(155,236)	(238,675)	(329,835)	(5,654)	(7,381)
(166,861)	(193,700)	(50,657)	(155,236)	(238,675)	(329,835)	(5,654)	(7,381)

299,342	467,547	98,262	300,482	833,300	1,146,715 †	150,354	537,131
160,356	187,610	50,551	155,078	237,257	329,754	5,581	7,279
(801,506)	(454,182)	(568,223)	(290,997)	(2,066,624)	(660,497)	(342,391)	(403,932)
(341,808)	200,975	(419,410)	164,563	(996,067)	815,972	(186,456)	140,478
(580,576)	542,802	(588,195)	199	(1,720,653)	481,659	(199,729)	142,319

2,843,123	2,300,321	1,297,932	1,297,733	4,548,557	4,066,898	723,281	580,962
$2,262,547	$2,843,123	$709,737	$1,297,932	$2,827,904	$4,548,557	$523,552	$723,281

SEI Institutional Investments Trust / Annual Report / May 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS / CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Emerging Markets Debt Fund		Real Return Fund
	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21
Operations:
Net investment income	$113,114	$106,339	$22,195	$7,400
Net realized gain (loss)	(111,772)	7,718	3,432	3,349
Net change in unrealized appreciation (depreciation)	(371,562)	134,114	(18,774)	10,953
Net Increase (Decrease) in Net Assets Resulting from Operations	(370,220)	248,171	6,853	21,702
Distributions:
Class A	(93,762)	(44,973)	(20,036)	(4,389)
Total Distributions	(93,762)	(44,973)	(20,036)	(4,389)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	438,245	460,962	55,251	100,542
Reinvestment of dividends & distributions	89,939	43,317	18,688	4,094
Cost of shares redeemed	(486,693)	(375,944)	(102,324)	(83,370)
Net Increase (Decrease) from Class A Transactions	41,491	128,335	(28,385)	21,266
Net Increase (Decrease) in Net Assets	(422,491)	331,533	(41,568)	38,579
Net Assets
Beginning of Year	2,395,679	2,064,146	335,816	297,237
End of Year	$1,973,188	$2,395,679	$294,248	$335,816

†	Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).
(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Limited Duration Bond Fund		Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21	06/01/21 to 05/31/22	06/01/20 to 05/31/21

$16,170	$17,381	$99,832	$92,484	$24,654	$25,923	$33,375	$18,696
(15,261)	13,799	(36,025)	54,435	232,037	298,486	68,284	22,279
(48,460)	(6,120)	(447,775)	(66,884)	(177,524)	400,919	15,147	54,391
(47,551)	25,060	(383,968)	80,035	79,167	725,328	116,806	95,366

(23,041)	(32,903)	(151,541)	(169,010)	(342,772)	(226,806)	(76,427)	(15,099)
(23,041)	(32,903)	(151,541)	(169,010)	(342,772)	(226,806)	(76,427)	(15,099)

608,288	663,330	973,744	1,032,941 †	289,806	197,781	201,452	112,432
22,357	31,278	151,026	168,727	326,774	218,974	69,828	14,094
(477,233)	(444,960)	(1,060,150)	(497,002)	(529,150)	(578,681)	(238,301)	(249,779)
153,412	249,648	64,620	704,666	87,430	(161,926)	32,979	(123,253)
82,820	241,805	(470,889)	615,691	(176,175)	336,596	73,358	(42,986)

1,526,502	1,284,697	3,938,939	3,323,248	2,059,300	1,722,704	711,205	754,191
$1,609,322	$1,526,502	$3,468,050	$3,938,939	$1,883,125	$2,059,300	$784,563	$711,205

SEI Institutional Investments Trust / Annual Report / May 31, 2022

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended May 31, 2022

Multi-Asset Real Return Fund
Cash Flows from Operating Activities:
Net Increase in Net Assets Resulting from Operations	$116,806
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating Activities:
Purchase of investment securities	(1,141,463)
Proceeds from disposition of investment securities	1,057,581
Purchased options/swaptions and purchases to cover written options/swaptions	(6,668)
Proceeds from sale of options/swaptions and expired options/swaptions	6,809
Purchases to cover securities sold short	(27,713)
Proceeds from securities sold short	56,811
Amortization (accretion of market discount)	(24,344)
Net Realized (Gain) Loss on:
Investments	(14,774)
Options/Swaptions	(359)
Securities sold short	11,696
Net Change in Unrealized (Appreciation) Depreciation on:
Investments	16,624
Options/Swaptions	579
Securities sold short	(23,585)
Changes in Assets:
Cash pledged as collateral on futures contracts	(4,075)
Cash pledged as collateral on swap contracts	744
Dividends and interest receivable	209
Receivable for investment securities sold	1,280
Receivable for variation margin	(713)
Unrealized gain on forward foreign currency contracts	103
Swap contracts, at value	839
Deposits from counterparty	178
Prepaid expenses	(2)
Changes in Liabilities:
Payable for investment securities purchased	(2,975)
Payable for variation margin	1,133
Swap contracts, at value	(772)
Unrealized loss on forward foreign currency contracts	(918)
Investment advisory fees payable	13
Trustees fees payable	2
CCO fees payable	1
Deposits due to counterparty	(1,260)
Accrued expense payable	28
Net Cash Provided by Operating Activities	21,815
Cash Flows from Financing Activities
Reverse repurchase agreements	(11,363)
Proceeds from shares issued	208,811
Distributions from net investment income	(6,599)
Cost of shares redeemed	(234,867)
Net Cash Provided Used in Financing Activities	(44,018)
Net Change in Cash and Foreign Currency	(22,203)
Cash and Foreign Currency at Beginning of Year	$153,324
Cash and Foreign Currency at End of Year	$131,121
Supplemental Disclosure of Cash Flow Information
Interest paid	$217

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class A
2022	$18.68	$0.27	$(0.36)	$(0.09)	$(0.27)	$(3.25)	$(3.52)	$15.07	(1.96)%	$773,846	0.18%	0.47%	1.56%	76%
2021	13.95	0.27	5.57	5.84	(0.29)	(0.82)	(1.11)	18.68	43.39	1,097,320	0.18	0.47	1.70	78
2020	14.73	0.30	0.66	0.96	(0.29)	(1.45)	(1.74)	13.95	5.78	941,086	0.18	0.47	2.02	76
2019	18.93	0.32	(0.28)	0.04	(0.31)	(3.93)	(4.24)	14.73	1.49	1,090,130	0.19	0.47	1.87	102
2018	20.42	0.33	2.63	2.96	(0.39)	(4.06)	(4.45)	18.93	15.00	1,368,392	0.20	0.47	1.64	68
Large Cap Disciplined Equity Fund
Class A
2022	$12.65	$0.15	$0.21	$0.36	$(0.31)	$(3.12)	$(3.43)	$9.58	0.39%	$1,389,157	0.17%	0.47%	1.28%	146%
2021	9.71	0.17	3.73	3.90	(0.21)	(0.75)	(0.96)	12.65	42.00	1,668,804	0.17	0.47	1.51	142
2020	10.27	0.19	0.65	0.84	(0.26)	(1.14)	(1.40)	9.71	7.23	1,380,069	0.18	0.47	1.83	139
2019	13.58	0.22	(0.39)	(0.17)	(0.22)	(2.92)	(3.14)	10.27	(0.14)	2,003,051	0.19	0.47	1.80	125
2018	13.87	0.24	1.43	1.67	(0.25)	(1.71)	(1.96)	13.58	12.43	3,033,957	0.19	0.47	1.71	134
Large Cap Index Fund
Class A
2022	$226.91	$3.06	$(6.83)	$(3.77)	$(3.13)	$(18.63)	$(21.76)	$201.38	(2.74)%	$1,919,037	0.04%	0.13%	1.34%	18%
2021	163.61	2.89	65.82	68.71	(2.95)	(2.46)	(5.41)	226.91	42.57	2,297,701	0.03	0.12	1.47	20
2020	173.92	3.26	19.13	22.39	(3.34)	(29.36)	(32.70)	163.61	12.48	1,750,464	0.04	0.13	1.87	32
2019	200.41	4.18	0.70	4.88	(4.27)	(27.10)	(31.37)	173.92	3.43	1,636,037	0.04	0.13	2.19	16
2018	182.82	3.63	22.56	26.19	(4.13)	(4.47)	(8.60)	200.41	14.53	1,989,617	0.03	0.12	1.87	16
S&P 500 Index Fund
Class A
2022	$21.82	$0.30	$(0.22)	$0.08	$(0.30)	$(1.24)	$(1.54)	$20.36	(0.33)%	$5,106,116	0.05%	0.12%	1.33%	11%
2021	16.13	0.29	6.09	6.38	(0.29)	(0.40)	(0.69)	21.82	40.24	6,251,980	0.04	0.11	1.51	19
2020	14.78	0.31	1.57	1.88	(0.31)	(0.22)	(0.53)	16.13	12.77	4,277,620	0.05	0.12	1.94	34
2019	14.92	0.34	0.19	0.53	(0.34)	(0.33)	(0.67)	14.78	3.77	3,975,682	0.05	0.12	2.23	21
2018	13.39	0.28	1.62	1.90	(0.30)	(0.07)	(0.37)	14.92	14.36	4,258,172	0.05	0.12	1.92	25
Extended Market Index Fund
Class A
2022	$22.89	$0.19	$(3.90)	$(3.71)	$(0.21)	$(3.46)	$(3.67)	$15.51	(18.88)%	$1,453,682	0.05%	0.19%	0.96%	49%
2021	14.47	0.18	8.81	8.99	(0.18)	(0.39)	(0.57)	22.89	62.79	1,755,160	0.05	0.19	0.95	58
2020	14.52	0.20	0.39	0.59	(0.20)	(0.44)	(0.64)	14.47	3.88	1,176,664	0.06	0.20	1.35	56
2019	15.94	0.23	(0.80)	(0.57)	(0.23)	(0.62)	(0.85)	14.52	(3.29)	937,836	0.06	0.20	1.51	46
2018	14.16	0.19	2.39	2.58	(0.21)	(0.59)	(0.80)	15.94	18.58	996,135	0.06	0.20	1.27	64
Small Cap Fund
Class A
2022	$18.54	$0.15	$(1.46)	$(1.31)	$(0.16)	$(4.48)	$(4.64)	$12.59	(9.62)%	$227,791	0.44%	0.72%	0.94%	120%
2021	11.91	0.15	7.22	7.37	(0.14)	(0.60)	(0.74)	18.54	63.38	287,220	0.44	0.72	0.98	122
2020	13.66	0.16	(0.99)	(0.83)	(0.19)	(0.73)	(0.92)	11.91	(7.04)	228,900	0.45	0.72	1.16	127
2019	18.76	0.18	(1.81)	(1.63)	(0.16)	(3.31)	(3.47)	13.66	(7.71)	267,012	0.44	0.72	1.09	109
2018	17.83	0.12	2.64	2.76	(0.12)	(1.71)	(1.83)	18.76	16.30	375,607	0.43	0.72	0.68	115

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap II Fund
Class A
2022	$15.16	$0.10	$(1.51)	$(1.41)	$(0.10)	$(3.07)	$(3.17)	$10.58	(11.14)%	$324,229	0.43%	0.72%	0.75%	130%
2021	8.95	0.10	6.21	6.31	(0.10)	—	(0.10)	15.16	70.79	509,597	0.43	0.72	0.82	151
2020	9.93	0.09	(0.54)	(0.45)	(0.10)	(0.43)	(0.53)	8.95	(5.20)	312,950	0.44	0.72	0.92	136
2019	13.22	0.09	(1.14)	(1.05)	(0.08)	(2.16)	(2.24)	9.93	(6.98)	337,113	0.43	0.72	0.73	129
2018	12.65	0.08	2.27	2.35	(0.08)	(1.70)	(1.78)	13.22	19.97	442,285	0.42	0.72	0.60	127
Small/Mid Cap Equity Fund
Class A
2022	$14.11	$0.12	$(0.77)	$(0.65)	$(0.11)	$(3.25)	$(3.36)	$10.10	(6.47)%	$944,301	0.42%	0.72%	1.00%	82%
2021	9.23	0.10	5.23	5.33	(0.08)	(0.37)	(0.45)	14.11	58.97	1,173,130	0.41	0.72	0.88	88
2020	10.27	0.13	(0.43)	(0.30)	(0.11)	(0.63)	(0.74)	9.23	(3.80)	879,022	0.41	0.72	1.24	111
2019	13.63	0.14	(1.17)	(1.03)	(0.10)	(2.23)	(2.33)	10.27	(6.58)	1,178,532	0.42	0.72	1.18	116
2018	13.19	0.10	1.97	2.07	(0.14)	(1.49)	(1.63)	13.63	16.52	1,596,828	0.42	0.72	0.76	107
U.S. Equity Factor Allocation Fund
Class A
2022	$15.37	$0.23	$0.05	$0.28	$(0.24)	$(3.05)	$(3.29)	$12.36	0.10%	$949,390	0.02%	0.32%	1.61%	64%
2021	10.67	0.22	4.70	4.92	(0.22)	—	(0.22)	15.37	46.54	1,068,145	0.02	0.32	1.71	72
2020	10.18	0.22	0.51	0.73	(0.24)	—	(0.24)	10.67	7.21	756,195	0.02	0.32	2.03	39
2019	10.17	0.23	(0.05)	0.18	(0.17)	—	(0.17)	10.18	1.74	873,180	0.02	0.32	2.18	43
2018(2)	10.00	0.03	0.14	0.17	—	—	—	10.17	1.70	255,550	0.04	0.34	2.66	–
U.S. Managed Volatility Fund
Class A
2022	$15.29	$0.35	$0.36	$0.71	$(0.36)	$(2.51)	$(2.87)	$13.13	4.71%	$887,170	0.20%	0.72%	2.47%	55%
2021	12.17	0.29	3.14	3.43	(0.30)	(0.01)	(0.31)	15.29	28.60	1,115,591	0.20	0.72	2.21	61
2020	13.01	0.33	(0.29)	0.04	(0.31)	(0.57)	(0.88)	12.17	(0.31)	1,216,680	0.20	0.72	2.48	58
2019	14.34	0.36	0.56	0.92	(0.36)	(1.89)	(2.25)	13.01	7.10	1,181,573	0.20	0.72	2.56	39
2018	14.83	0.34	0.82	1.16	(0.39)	(1.26)	(1.65)	14.34	7.81	1,287,447	0.23	0.72	2.31	58
Global Managed Volatility Fund
Class A
2022	$13.21	$0.32	$0.26	$0.58	$(0.31)	$(1.56)	$(1.87)	$11.92	4.25%	$2,457,371	0.25%	0.72%	2.49%	56%
2021	10.88	0.28	2.29	2.57	(0.24)	—	(0.24)	13.21	23.93	2,722,519	0.24	0.72	2.42	53
2020	11.53	0.30	(0.35)	(0.05)	(0.40)	(0.20)	(0.60)	10.88	(1.08)	2,738,825	0.24	0.72	2.57	47
2019	12.05	0.35	(0.02)	0.33	(0.44)	(0.41)	(0.85)	11.53	3.14	2,490,831	0.24	0.72	2.88	42
2018	11.72	0.32	0.55	0.87	(0.27)	(0.27)	(0.54)	12.05	7.41	2,256,778	0.24	0.72	2.68	37
World Equity Ex-US Fund
Class A
2022	$16.57	$0.36	$(2.17)	$(1.81)	$(0.37)	$(2.74)	$(3.11)	$11.65	(12.53)%	$8,786,841	0.28%	0.63%	2.52%	73%
2021	11.67	0.28	4.87	5.15	(0.22)	(0.03)	(0.25)	16.57	44.38	10,497,695	0.29	0.63	1.96	85
2020	12.08	0.22	(0.30)	(0.08)	(0.33)	—	(0.33)	11.67	(1.00)	8,115,314	0.31	0.62	1.80	92
2019	13.78	0.29	(1.35)	(1.06)	(0.28)	(0.36)	(0.64)	12.08	(7.34)	8,327,272	0.31	0.62	2.25	75
2018	12.63	0.28	1.19	1.47	(0.28)	(0.04)	(0.32)	13.78	11.60	8,559,023	0.32	0.62	2.03	75

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	Commenced operations on April 26, 2018. All ratios for the period have been annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Screened World Equity Ex-US Fund
Class A
2022	$14.56	$0.33	$(1.76)	$(1.43)	$(0.28)		$(2.10)	$(2.38)	$10.75	(10.99)%	$154,699	0.29%	0.78%	2.64%	84%
2021	10.05	0.22	4.62	4.84	(0.22)		(0.11)	(0.33)	14.56	48.54	136,932	0.36	0.82	1.78	102
2020	10.31	0.22	(0.16)	0.06	(0.32	)(2)	—	(0.32)	10.05	0.17	101,167	0.35	0.81	2.03	77
2019	11.48	0.24	(1.03)	(0.79)	(0.21)		(0.17)	(0.38)	10.31	(6.57)	98,969	0.33	0.79	2.22	52
2018	10.36	0.22	1.15	1.37	(0.25)		—	(0.25)	11.48	13.24	111,582	0.36	0.80	1.95	56
World Select Equity Fund
Class A
2022	$12.79	$0.26	$(0.71)	$(0.45)	$(0.64)		$(0.49)	$(1.13)	$11.21	(4.12)%	$256,449	0.35%	0.67%	2.07%	60%
2021	8.69	0.19	4.41	4.60	(0.50)		—	(0.50)	12.79	54.06	363,533	0.39	0.69	1.79	66
2020	9.38	0.21	(0.51)	(0.30)	(0.39)		—	(0.39)	8.69	(3.86)	476,296	0.37	0.69	2.20	66
2019	11.30	0.23	(1.26)	(1.03)	(0.31)		(0.58)	(0.89)	9.38	(8.81)	985,177	0.31	0.65	2.18	93
2018(3)	10.00	0.18	1.30	1.48	(0.08)		(0.10)	(0.18)	11.30	14.88	1,239,095	0.30	0.63	1.82	68
Emerging Markets Equity Fund
Class A
2022	$12.69	$0.23	$(1.73)	$(1.50)	$(0.20)		$(1.65)	$(1.85)	$9.34	(13.17)%	$1,139,272	0.59%	1.17%	2.03%	86%
2021	8.37	0.19	4.34	4.53	(0.21)		—	(0.21)	12.69	54.35	1,371,657	0.61	1.18	1.79	90
2020	8.99	0.16	(0.59)	(0.43)	(0.19)		—	(0.19)	8.37	(5.14)	1,008,763	0.63	1.19	1.71	59
2019	11.21	0.19	(1.43)	(1.24)	(0.19)		(0.79)	(0.98)	8.99	(10.59)	1,007,905	0.66	1.20	1.91	59
2018	10.25	0.19	1.08	1.27	(0.22)		(0.09)	(0.31)	11.21	12.37	1,094,294	0.63	1.17	1.70	97
Opportunistic Income Fund
Class A
2022	$8.20	$0.21	$(0.29)	$(0.08)	$(0.21)		$—	$(0.21)	$7.91	(0.97)%	$666,905	0.23%	0.52%	2.56%	45%
2021	7.87	0.23	0.32	0.55	(0.22)		—	(0.22)	8.20	7.10	993,299	0.23	0.52	2.83	62
2020	8.24	0.31	(0.33)	(0.02)	(0.35)		—	(0.35)	7.87	(0.22)	975,466	0.24	0.52	3.81	36
2019	8.23	0.34	(0.03)	0.31	(0.30)		—	(0.30)	8.24	3.90	1,388,921	0.24	0.52	4.14	26
2018	8.29	0.27	—	0.27	(0.33)		—	(0.33)	8.23	3.36	1,850,589	0.24	0.52	3.25	45
Core Fixed Income Fund
Class A
2022	$10.47	$0.18	$(1.06)	$(0.88)	$(0.20)		$—	$(0.20)	$9.39	(8.52)%	$8,516,949	0.12%	0.36%	1.77%	380%
2021	10.96	0.19	(0.07)	0.12	(0.22)		(0.39)	(0.61)	10.47	1.00	9,105,850	0.12	0.36	1.73	386
2020	10.35	0.29	0.74	1.03	(0.31)		(0.11)	(0.42)	10.96	10.18	7,475,630	0.12	0.37	2.77	369
2019	10.03	0.33	0.33	0.66	(0.34)		—	(0.34)	10.35	6.72	7,052,345	0.12	0.37	3.26	368
2018	10.31	0.27	(0.25)	0.02	(0.30)		—	(0.30)	10.03	0.18	6,586,334	0.12	0.37	2.67	388
High Yield Bond Fund
Class A
2022	$8.84	$0.53	$(0.78)	$(0.25)	$(0.54)		$—	$(0.54)	$8.05	(3.09)%	$2,262,547	0.28%	0.56%	6.08%	50%
2021	7.74	0.47	1.25	1.72	(0.52)		(0.10)	(0.62)	8.84	22.88	2,843,123	0.29	0.55	5.61	78
2020	8.65	0.54	(0.84)	(0.30)	(0.54)		(0.07)	(0.61)	7.74	(3.73)	2,300,321	0.29	0.56	6.48	80
2019	8.81	0.55	(0.10)	0.45	(0.55)		(0.06)	(0.61)	8.65	5.32	2,681,510	0.29	0.56	6.31	60
2018	9.13	0.57	(0.25)	0.32	(0.56)		(0.08)	(0.64)	8.81	3.59	2,903,499	0.29	0.55	6.29	59

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	Includes a return of capital of $0.06 per share.
(3)	Commenced operations on June 30, 2017. All ratios for the period have been annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund
Class A
2022	$8.44	$0.26	$(1.44)	$(1.18)	$(0.26)	$(0.13)	$(0.39)	$6.87	(14.66)%	$709,737	0.14%	0.37%	3.15%	127%
2021	9.57	0.28	(0.29)	(0.01)	(0.28)	(0.84)	(1.12)	8.44	(0.79)	1,297,932	0.14	0.37	3.05	105
2020	8.59	0.31	1.41	1.72	(0.31)	(0.43)	(0.74)	9.57	20.85	1,297,733	0.15	0.37	3.46	109
2019	8.17	0.33	0.47	0.80	(0.33)	(0.05)	(0.38)	8.59	10.21	1,427,817	0.15	0.37	4.05	102
2018	8.47	0.33	(0.24)	0.09	(0.33)	(0.06)	(0.39)	8.17	0.92	1,965,417	0.15	0.37	3.88	104
Long Duration Credit Fund
Class A
2022	$11.10	$0.35	$(1.88)	$(1.53)	$(0.35)	$(0.32)	$(0.67)	$8.90	(14.73)%	$2,827,904	0.14%	0.37%	3.22%	85%
2021	11.90	0.36	(0.25)	0.11	(0.37)	(0.54)	(0.91)	11.10	0.52	4,548,557	0.14	0.37	3.08	56
2020	10.42	0.39	1.51	1.90	(0.39)	(0.03)	(0.42)	11.90	18.47	4,066,898	0.15	0.37	3.44	74
2019	9.92	0.39	0.51	0.90	(0.39)	(0.01)	(0.40)	10.42	9.50	3,968,559	0.15	0.37	4.03	77
2018	10.31	0.39	(0.32)	0.07	(0.39)	(0.07)	(0.46)	9.92	0.64	3,856,709	0.15	0.37	3.81	79
Ultra Short Duration Bond Fund
Class A
2022	$10.02	$0.08	$(0.20)	$(0.12)	$(0.09)	$—	$(0.09)	$9.81	(1.22)%	$523,552	0.12%	0.22%	0.78%	55%
2021	9.99	0.10	0.04	0.14	(0.11)	—	(0.11)	10.02	1.45	723,281	0.12	0.22	1.01	79
2020	10.00	0.25	(0.01)	0.24	(0.25)	—	(0.25)	9.99	2.45	580,962	0.12	0.22	2.50	81
2019	9.97	0.27	0.04	0.31	(0.28)	—	(0.28)	10.00	3.12	446,319	0.12	0.22	2.74	75
2018	10.00	0.19	(0.02)	0.17	(0.20)	—	(0.20)	9.97	1.70	482,897	0.12	0.22	1.94	90
Emerging Markets Debt Fund
Class A
2022	$10.29	$0.48	$(2.04)	$(1.56)	$(0.40)	$—	$(0.40)	$8.33	(15.65)%	$1,973,188	0.41%	0.94%	5.06%	76%
2021	9.37	0.48	0.64	1.12	(0.20)	—	(0.20)	10.29	12.04	2,395,679	0.40	0.94	4.72	81
2020	9.66	0.51	(0.46)	0.05	(0.34)	—	(0.34)	9.37	0.28	2,064,146	0.42	0.96	5.25	90
2019	9.66	0.57	(0.41)	0.16	(0.16)	—	(0.16)	9.66	1.63	2,245,266	0.42	0.95	6.11	96
2018	10.17	0.61	(0.46)	0.15	(0.66)	—	(0.66)	9.66	1.22	2,277,309	0.42	0.94	5.87	83
Real Return Fund
Class A
2022	$10.23	$0.71	$(0.50)	$0.21	$(0.65)	$—	$(0.65)	$9.79	2.06%	$294,248	0.02%	0.29%	7.08%	36%
2021	9.68	0.24	0.45	0.69	(0.14)	—	(0.14)	10.23	7.21	335,816	0.02	0.29	2.41	46
2020	9.60	0.19	0.13	0.32	(0.24)	—	(0.24)	9.68	3.44	297,237	0.02	0.29	1.94	49
2019	9.51	0.20	0.06	0.26	(0.17)	—	(0.17)	9.60	2.83	281,804	0.02	0.29	2.15	40
2018	9.65	0.22	(0.18)	0.04	(0.18)	—	(0.18)	9.51	0.48	170,843	0.08 (2)	0.29	2.27	55

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.08%.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

FINANCIAL HIGHLIGHTS / CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Limited Duration Bond Fund
Class A
2022	$10.08	$0.10	$(0.38)	$(0.28)	$(0.11)	$(0.03)	$(0.14)	$9.66	(2.81)%	$1,609,322	0.11%		0.32%	1.01%	195%
2021	10.13	0.12	0.08	0.20	(0.14)	(0.11)	(0.25)	10.08	1.89	1,526,502	0.11		0.32	1.22	155
2020	9.96	0.23	0.18	0.41	(0.24)	—	(0.24)	10.13	4.14	1,284,697	0.11		0.32	2.35	146
2019	9.87	0.26	0.09	0.35	(0.26)	—	(0.26)	9.96	3.59	1,533,947	0.11		0.32	2.63	155
2018	9.97	0.18	(0.10)	0.08	(0.18)	—	(0.18)	9.87	0.81	1,397,610	0.11		0.32	1.79	150
Intermediate Duration Credit Fund
Class A
2022	$10.61	$0.26	$(1.24)	$(0.98)	$(0.26)	$(0.13)	$(0.39)	$9.24	(9.56)%	$3,468,050	0.15%		0.32%	2.49%	135%
2021	10.88	0.29	(0.03)	0.26	(0.29)	(0.24)	(0.53)	10.61	2.30	3,938,939	0.15		0.32	2.62	103
2020	10.10	0.32	0.78	1.10	(0.32)	—	(0.32)	10.88	10.99	3,323,248	0.15		0.32	3.01	134
2019	9.75	0.32	0.35	0.67	(0.32)	—	(0.32)	10.10	7.00	3,054,258	0.15		0.32	3.25	122
2018	10.02	0.29	(0.27)	0.02	(0.29)	—	(0.29)	9.75	0.14	2,675,195	0.15		0.32	2.87	155
Dynamic Asset Allocation Fund
Class A
2022	$25.07	$0.29	$0.82	$1.11	$(1.55)	$(2.70)	$(4.25)	$21.93	3.00%	$1,883,125	0.08%		0.67%	1.17%	13%
2021	19.41	0.30	7.99	8.29	(0.44)	(2.19)	(2.63)	25.07	45.21	2,059,300	0.08		0.66	1.34	17
2020	19.62	0.37	2.02	2.39	(0.61)	(1.99)	(2.60)	19.41	11.85	1,722,704	0.08		0.67	1.83	10
2019	19.83	0.40	(0.27)	0.13	(0.13)	(0.21)	(0.34)	19.62	0.75	2,291,808	0.08		0.67	1.98	5
2018	18.57	0.36	1.65	2.01	(0.50)	(0.25)	(0.75)	19.83	10.83	2,503,365	0.07		0.66	1.85	12
Multi-Asset Real Return Fund
Class A
2022	$8.21	$0.36	$0.84	$1.20	$(0.80)	$—	$(0.80)	$8.61	15.80%	$784,563	0.41	%(2)	0.82%	4.32%	54%
2021	7.36	0.20	0.83	1.03	(0.18)	—	(0.18)	8.21	14.17	711,205	0.43	(2)	0.84	2.58	63
2020	7.78	0.17	(0.42)	(0.25)	(0.17)	—	(0.17)	7.36	(3.38)	754,191	0.88	(3)	1.30	2.26	53
2019	8.06	0.19	(0.20)	(0.01)	(0.27)	—	(0.27)	7.78	0.03	911,520	1.00	(4)	1.43	2.36	22
2018	8.07	0.18	(0.06)	0.12	(0.13)	—	(0.13)	8.06	1.45	979,909	0.72	(3)	1.14	2.23	22

.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.21%.
(3)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.20%.
(4)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.19%.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

May 31, 2022

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 registered funds: Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation and Multi-Asset Real Return (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment goals, principal strategies and risks.

The DAA Commodity Strategy Subsidiary, Ltd. and the MARR Commodity Strategy Subsidiary, Ltd. (the “Subsidiaries”) are wholly-owned subsidiaries of the Dynamic Asset Allocation and Multi-Asset Real Return Funds, respectively. The Subsidiaries are organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation and Multi-Asset Real Return Funds and their respective subsidiary has been consolidated on the Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows of Multi-Asset Real Return Fund and Consolidated Financial Highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming

SEI Institutional Investments Trust / Annual Report / May 31, 2022

a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its Net Asset Value (“NAV”), the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares. As a result, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Emerging Markets Debt and Multi-Asset Real Return Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.) or quoted prices for identical instruments in inactive markets

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate

SEI Institutional Investments Trust / Annual Report / May 31, 2022

preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Schedules of Investments.

For the year ended May 31, 2022, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income and expense is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Consent fees and amendment income received from Bank Loans is recorded as interest income in the accompanying Statements of Operations.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Cash Equivalents, as shown on the Schedule of Investments, are classified as Investments on the Statements of Assets and Liabilities.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open repurchase agreements as of May 31, 2022, if applicable.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Assets are then segregated to cover the requirements to repurchase the assets. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open reverse repurchase agreements as of May 31, 2022, if applicable.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of commodities or commodity indices. The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also invest in equity securities of issuers in commodity-related industries.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Dynamic Asset Allocation and Multi-Asset Real Return Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2022, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon

SEI Institutional Investments Trust / Annual Report / May 31, 2022

whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of May 31, 2022, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding Master Limited Partnerships, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Core Fixed Income and Multi-Asset Real Return Funds had options/swaption contracts as of May 31, 2022, as disclosed in the Funds’ Schedules of Investments or Consolidated Schedules of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2022, if applicable.

Securities Sold Short—To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of May 31, 2022, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss on the Statements of Operations or Consolidated Statements of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of May 31, 2022, if applicable.

Forward Treasury Commitments — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution).

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at May 31, 2022. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond and Intermediate Duration Credit Funds; declared and paid at least annually for the Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Limited Duration Bond, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, with the exception of the World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Restricted Securities — As of May 31, 2022, the following Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, this Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2022, were as follows:

	Number of Shares/Face Amount ($ Thousands)/ Number of Warrants	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets
Opportunistic Income Fund
Trident TPI Holdings, Inc.	1,887	01/18/2019	01/18/2019	1,859	1,839	0.28%
Core Fixed Income Fund
Ruby Pipeline	1,727	02/11/2021	02/11/2021	1,804	1,529	0.02%
High Yield Bond Fund
Aventine (Escrow Security)	2,600	04/21/2010	04/21/2010	—	—	0.00%
Carestream	139	06/03/2020	06/03/2020	—	—	0.00%
Carestream Health, Extended Loan, 2nd Lien	4,563	05/29/2020	05/29/2020	4,213	3,909	0.17%
Carestream, Extended Loan, 1st Lien	1,963	08/11/2020	08/11/2020	1,858	1,939	0.09%
Cenveo Corp	146,717	09/14/2018	09/14/2018	5,549	2,568	0.11%
Envision Healthcare	3,255	10/01/2018	10/01/2018	2,735	977	0.04%
Envision Healthcare Corporation, Initial Term Loan, 1st Lien	10,107	10/01/2018	10/01/2018	8,786	3,911	0.17%
EQM Midstream Partners	1,671	06/17/2020	06/17/2020	1,676	1,688	0.07%
Guitar Center	24,502	01/08/2021	01/08/2021	3,105	4,676	0.21%
Guitar Center Inc	782	01/08/2021	01/08/2021	74	73	0.00%
Guitar Center Tranche I	5,960	01/08/2021	01/08/2021	328	581	0.03%
Guitar Center Tranche II	6,486	01/08/2021	01/08/2021	233	393	0.02%
Guitar Center Tranche III	526	01/08/2021	01/08/2021	19	32	0.00%
Gymboree Corp	18,542	10/02/2017	10/02/2017	232	—	0.00%
Gymboree Holding Corp	52,848	10/02/2017	10/02/2017	958	—	0.00%
Mavenir Systems, Inc., Initial Term Loan, 1st Lien	1,880	08/17/2021	08/17/2021	1,864	1,833	0.08%
Neiman Marcus Group	1,051	10/02/2020	10/02/2020	—	179	0.01%
Northwest Acquisitions ULC	3,290	10/01/2019	10/01/2019	2,311	—	0.00%
Parker Drilling	5,140	03/26/2019	03/26/2019	77	32	0.00%
Parker Drilling Co	138,594	03/26/2019	03/26/2019	1,740	866	0.04%
Six Flags Theme Parks	1,287	04/16/2020	04/16/2020	1,330	1,332	0.06%
Trident TPI Holdings	2,459	07/22/2019	07/22/2019	2,532	2,367	0.10%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

Investment in Subsidiary — The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in their own Subsidiary. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their own Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements ("ISDA Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

Core Fixed Income Fund Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$—	$397,384,000	$—	$397,384,000
Greater than 100	—	—	—	—	—	—
Total	$—	$—	$—	$397,384,000	$—	$397,384,000

* The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Multi-Asset Real Return Fund Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-400	$—	$—	$—	$—	$—	$—
Greater than 400	—	—	—	—	7,483,370	7,483,370
Total	$—	$—	$—	$—	$7,483,370	$7,483,370

* The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments or Consolidated Schedule of Investments and the Statements of Operations or Consolidated Statements of Operations.

The fair value of derivative instruments as of May 31, 2022 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$348	*	Net Assets — Unrealized depreciation on futures contracts	$—	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,194		Unrealized loss on forward foreign currency contracts	2,672
Total derivatives not accounted for as hedging instruments		$1,542			$2,672

World Equity Ex-US Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$2,489	*	Net Assets — Unrealized depreciation on futures contracts	$—	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	5,198		Unrealized loss on forward foreign currency contracts	10,362
Total derivatives not accounted for as hedging instruments		$7,687			$10,362

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
World Select Equity Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$124	*	Net Assets — Unrealized depreciation on futures contracts	$1,869	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	827		Unrealized loss on forward foreign currency contracts	459
Total derivatives not accounted for as hedging instruments		$951			$2,328

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$2,588	*	Net Assets — Unrealized depreciation on futures contracts	$4,727	*
	Net Assets — Unrealized appreciation on swap contracts	37,137	†	Net Assets — Unrealized depreciation on swap contracts	11,951	†
	Investments, at value**	879		Options and swaptions written, at value	6,282
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	833	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	137		Unrealized loss on forward foreign currency contracts	363
Total derivatives not accounted for as hedging instruments		$40,741			$24,156

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$4,531	†	Net Assets — Unrealized depreciation on swap contracts	$12,388	†
	Net Assets — Unrealized appreciation on future contracts	3,901	*	Net Assets — Unrealized depreciation on future contracts	533	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	19,236		Unrealized loss on forward foreign currency contracts	19,063
Total derivatives not accounted for as hedging instruments		$27,668			$31,984

Dynamic Asset Allocation Fund
Commodity contracts	Net Assets — Unrealized appreciation on swap contracts	4,459	†	Net Assets — Unrealized depreciation on swap contracts	—	†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—	*	Net Assets — Unrealized depreciation on futures contracts	3,781	*
Total derivatives not accounted for as hedging instruments		$4,459			$3,781

SEI Institutional Investments Trust / Annual Report / May 31, 2022

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value

Multi-Asset Real Return Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$96	*	Net Assets — Unrealized depreciation on futures contracts	$20	*
	Net Assets — Unrealized appreciation on swap contracts	4,787	†	Net Assets — Unrealized depreciation on swap contracts	—	†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	308	*	Net Assets — Unrealized depreciation on futures contracts	84	*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	794	†	Net Assets — Unrealized depreciation on swaps contracts	932	†
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	5,539	*	Net Assets — Unrealized depreciation on futures contracts	2,760	*
	Net Assets — Unrealized appreciation on swap contracts	9	†	Net Assets — Unrealized depreciation on swap contracts	219	†
	Investments, at value**	1,764		Options written, at value	1,000
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	239		Unrealized loss on forward foreign currency contracts	272
Total derivatives not accounted for as hedging instruments		$13,536			$5,287

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

**	Includes purchased options and/or swaptions.

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments or Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended May 31, 2022.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Foreign exchange contracts	$—	$—	$—	$57,229	$—	$57,229
Equity contracts	—	—	(299)	—	—	(299)
Total	$—	$—	$(299)	$57,229	$—	$56,930
World Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$—	$47,345	$—	$47,345
Equity contracts	—	—	17,427	—	—	17,427
Total	$—	$—	$17,427	$47,345	$—	$64,772
Screened World Select Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$—	$16	$—	$16
Equity contracts	—	—	208	—	—	208
Total	$—	$—	$208	$16	$—	$224
World Select Equity Fund
Foreign exchange contracts	$—	$(670)	$—	$930	$—	$260
Equity contracts	—	—	6,865	—	—	6,865
Total	$—	$(670)	$6,865	$930	$—	$7,125
Core Fixed Income Fund
Interest rate contracts	$6,420	$(10,673)	$(30,732)	$—	$10,912	$(24,073)
Foreign exchange contracts	124	(279)	—	2,747	—	2,592
Credit contracts	—	—	—	—	1,376	1,376
Total	$6,544	$(10,952)	$(30,732)	$2,747	$12,288	$(20,105)
Emerging Markets Debt Fund
Interest rate contracts	$—	$—	$(3,108)	$—	$(4,476)	$(7,584)

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

Foreign exchange contracts	—	—	—	(2,294)	—	(2,294)
Credit contracts	—	—	—	—	203	203
Total	$—	$—	$(3,108)	$(2,294)	$(4,273)	$(9,675)
Dynamic Asset Allocation Fund
Interest rate contracts	$41,872	$—	$—	$—	$19,376	$61,248
Equity contracts	(3,088)	—	3,970	—	3,535	4,417
Foreign exchange contracts	—	—	—	(35)	—	(35)
Commodity contracts	—	—	—	—	53,336	53,336
Total	$38,784	$—	$3,970	$(35)	$76,247	$118,966
Multi-Asset Real Return Fund
Interest rate contracts	$—	$(78)	$338	$—	$(1,380)	$(1,120)
Foreign exchange contracts	—	—	—	1,963	—	1,963
Credit contracts	—	—	—	—	(1,232)	(1,232)
Equity contracts	—	—	(431)	—	—	(431)
Commodity contracts	1,706	(1,269)	47,611	—	18,295	66,343
Total	$1,706	$(1,347)	$47,518	$1,963	$15,683	$65,523

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Foreign exchange contracts	$—	$—	$—	$(1,886)	$—	$(1,886)
Equity contracts	—	—	355	—	—	355
Total	$—	$—	$355	$(1,886)	$—	$(1,531)
World Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$—	$(14,855)	$—	$(14,855)
Equity contracts	—	—	(2,185)	—	—	(2,185)
Total	$—	$—	$(2,185)	$(14,855)	$—	$(17,040)
Screened World Select Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Equity contracts	—	—	87	—	—	87
Total	$—	$—	$87	$—	$—	$87
World Select Equity Fund
Foreign exchange contracts	$(35)	$—	$—	$123	$—	$88
Equity contracts	—	—	(2,636)	—	—	(2,636)
Total	$(35)	$—	$(2,636)	$123	$—	$(2,548)
Core Fixed Income Fund
Interest rate contracts	$(1,644)	$(344)	$(2,653)	$—	$11,927	$7,286
Foreign exchange contracts	126	103	—	(1,510)	—	(1,281)
Credit contracts	—	—	—	—	(2,178)	(2,178)
Total	$(1,518)	$(241)	$(2,653)	$(1,510)	$9,749	$3,827
Emerging Markets Debt Fund
Interest rate contracts	$—	$—	$2,259	$—	$(8,823)	$(6,564)
Foreign exchange contracts	—	—	—	(2,351)	—	(2,351)
Total	$—	$—	$2,259	$(2,351)	$(8,823)	$(8,915)
Dynamic Asset Allocation Fund
Interest rate contracts	$(24,624)	$—	$—	$—	$(4,452)	$(29,076)
Foreign exchange contracts	—	—	—	123	—	123
Equity contracts	1,984	—	(10,159)	—	(2,139)	(10,314)
Commodity contracts	—	—	—	—	(11,770)	(11,770)
Total	$(22,640)	$—	$(10,159)	$123	$(18,361)	$(51,037)
Multi-Asset Real Return Fund
Interest rate contracts	$—	$—	$200	$—	$6,329	$6,529
Foreign exchange contracts	—	—	—	815	—	815
Credit contracts	—	—	—	—	1,803	1,803
Equity contracts	—	—	2,042	—	—	2,042
Commodity contracts	(998)	419	(2,276)	—	(88)	(2,943)
Total	$(998)	$419	$(34)	$815	$8,044	$8,246

SEI Institutional Investments Trust / Annual Report / May 31, 2022

The following table discloses the volume of the Funds' futures contracts, option contracts, forward foreign currency contracts and swap contracts activity during the year ended May 31, 2022 ($ Thousands):

	Large Cap Fund	Large Cap Disciplined Equity Fund	Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$13,907	$21,695	$7,730	$50,340	$11,722
Ending Notional Balance Long	13,361	29,284	7,367	55,700	10,830
Swaps:
Equity Contracts
Average Notional Balance Long	–	157,540	–	–	–
Average Notional Balance Short	–	77,515	–	–	–
Ending Notional Balance Long	–	154,098	–	–	–
Ending Notional Balance Short	–	75,764	–	–	–

	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund	U.S. Managed Volatility Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$650	$629	$1,163,795	$17,208	$5,806
Ending Notional Balance Long	1,792	2,119	–	41,419	7,964

	Global Managed Volatility Fund	World Equity Ex-US Fund	Screened World Equity Ex-US Fund	World Select Equity Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$18,129	$249,697	$3,099	$45,323
Average Notional Balance Short	–	–	–	29,682
Ending Notional Balance Long	17,997	117,850	5,877	34,847
Ending Notional Balance Short	–	–	–	24,540
Forward Foreign Currency Contracts:
Average Notional Balance Long	503,243	1,166,465	–	214,031
Average Notional Balance Short	500,937	1,165,987	–	214,058
Ending Notional Balance Long	480,368	1,013,720	–	150,320
Ending Notional Balance Short	481,854	1,018,898	–	149,953
Options/Swaptions:
Currency
Average Notional Balance Long†	–	–	–	7

	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$24,604	$–	$–	$–
Ending Notional Balance Long	18,265	–	–	–
Interest Contracts
Average Notional Balance Long	–	–	1,448,002	–
Average Notional Balance Short	–	26,229	801,545	–
Ending Notional Balance Long	–	–	1,397,109	–
Ending Notional Balance Short	–	47,344	635,358	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	35,627	–
Average Notional Balance Short	–	–	35,607	–
Ending Notional Balance Long	–	–	23,785	–
Ending Notional Balance Short	–	–	24,011	–
Swaps:
Credit Contracts

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund
Average Notional Balance Short	–	–	314,750	2,973
Ending Notional Balance Short	–	–	397,384	–
Swaps: (continued)
Interest Contracts
Average Notional Balance	–	–	690,015	–
Ending Notional Balance	–	–	849,537	–
Options/Swaptions:
Interest
Average Notional Balance Long†	–	–	2,384	–
Average Notional Balance Short†	–	–	4,691	–
Ending Notional Balance Long†	–	–	2,629	–
Ending Notional Balance Short†	–	–	6,345	–

	Long Duration Fund	Long Duration Credit Fund	Ultra Short Duration Bond Fund	Emerging Markets Debt Fund
Futures Contracts:
Interest Contracts
Average Notional Balance Long	$84,326	$206,786	$11,750	$81,503
Average Notional Balance Short	58,801	134,791	5,230	55,636
Ending Notional Balance Long	67,089	168,393	–	84,429
Ending Notional Balance Short	46,257	94,214	5,054	41,106
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	–	1,559,250
Average Notional Balance Short	–	–	–	1,561,148
Ending Notional Balance Long	–	–	–	1,606,219
Ending Notional Balance Short	–	–	–	1,606,000
Swaps:
Interest Contracts
Average Notional Balance	31,634	49,764	–	332,565
Ending Notional Balance	38,750	61,065	–	371,033
Options/Swaptions:
Interest
Average Notional Balance Long†	35	–	–	–

	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$–	$–	$–	$113,784
Average Notional Balance Short	–	–	–	16,597
Ending Notional Balance Long	–	–	–	89,771
Ending Notional Balance Short	–	–	–	18,557
Equity Contracts
Average Notional Balance Long	–	–	223,272	–
Average Notional Balance Short	–	–	–	35,085
Ending Notional Balance Long	–	–	192,580	–
Ending Notional Balance Short	–	–	–	37,333
Interest Contracts
Average Notional Balance Long	206,786	–	–	1,078
Average Notional Balance Short	134,791	18,327	–	77,297
Ending Notional Balance Long	68,263	–	–	–
Ending Notional Balance Short	38,626	30,365	–	65,763

SEI Institutional Investments Trust / Annual Report / May 31, 2022

	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	61,249	42,421
Average Notional Balance Short	–	–	61,308	42,220
Ending Notional Balance Long	–	–	–	46,551
Forward Foreign Currency Contracts: (continued)
Ending Notional Balance Short	–	–	–	46,584
Swaps:
Total Return Contracts
Average Notional Balance Long	–	–	18,683	–
Average Notional Balance Short	–	–	–	12,580
Ending Notional Balance Short	–	–	–	12,580
Credit Contracts
Average Notional Balance Long	–	–	–	135,131
Average Notional Balance Short	–	–	–	24,700
Ending Notional Balance Long	–	–	–	122,754
Ending Notional Balance Short	–	–	–	7,483
Interest Contracts
Average Notional Balance	–	–	164,992	73,724
Ending Notional Balance	–	–	–	59,848
Commodity Contracts
Average Notional Balance Long	–	–	122,332	53,736
Average Notional Balance Short	–	–	–	–
Ending Notional Balance Long	–	–	100,660	56,715
Ending Notional Balance Short	–	–	–	–
Options/Swaptions:
Commodity
Average Notional Balance Long†	–	–	–	1,064
Average Notional Balance Short†	–	–	–	544
Ending Notional Balance Long†	–	–	–	1,709
Ending Notional Balance Short†	–	–	–	1,020
Equity
Average Notional Balance Long†	–	–	470	–
Average Notional Balance Short†	–	–	199	–
Interest
Average Notional Balance Long†	–	–	13,430	–

†	Represents cost.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. Refer to each Fund’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities for market value and variation margin of exchange-traded or centrally cleared financial derivative instruments.

The table below summarizes the collateral pledged for exchange-traded and centrally cleared derivative instruments by Fund:

	Securities at Aggregate Market Value (Thousands)	Cash ($Thousands)	Total ($ Thousands)
Large Cap Fund	$–	$1,076	$1,076
Large Cap Disciplined Equity Fund	–	1,434	1,434
Large Cap Index Fund	–	392	392
S&P 500 Index Fund	–	2,968	2,968
Extended Market Index Fund	–	589	589
Small Cap Fund	–	380	380
Small Cap II Fund	–	138	138
Small/Mid Cap Equity Fund	–	96	96
U.S. Equity Factor Allocation Fund	–	2,285	2,285
U.S. Managed Volatility Fund	–	179	179
Global Managed Volatility Fund	–	812	812
World Equity Ex-US Fund	–	15,610	15,610
Screened World Equity Ex-US Fund	–	440	440
World Select Equity Fund	–	3,135	3,135
Emerging Markets Equity Fund	–	1,427	1,427
Opportunistic Income Fund	79	225	304
Core Fixed Income Fund	1,757	39,049	40,806
Long Duration Fund	506	3,544	4,050
Long Duration Credit Fund	2,467	2,453	4,920
Ultra Short Duration Bond Fund	–	73	73
Emerging Markets Debt Fund	–	6,154	6,154
Limited Duration Bond Fund	–	1,107	1,107
Intermediate Duration Bond Fund	651	–	651
Dynamic Asset Allocation Fund	–	10,338	10,338
Multi-Asset Real Return Fund	4,336	11,869	16,205

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received) pledged as of May 31, 2022 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Large Cap Disciplined Equity Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
BAML	$—	$—	$230	$230	$—	$—	$—	$—	$—	$230	$—	$230
Total Over the Counter	$—	$—	$230	$230	$—	$—	$—	$—	$—

	Financial Derivative Assets				Financial Derivative Liabilities
Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$1,180	$—	$—	$1,180	$201	$—	$—	$—	$201	$979	$—	$979
BNP Paribas	—	—	—	—	1,574	—	—	—	1,574	(1,574)	—	(1,574)
Brown Brothers Harriman	14	—	—	14	15	—	—	—	15	(1)	—	(1)
Standard Chartered	—	—	—	—	882	—	—	—	882	(882)	—	(882)
Total Over the Counter	$1,194	$—	$—	$1,194	$2,672	$—	$—	$—	$2,672

	Financial Derivative Assets				Financial Derivative Liabilities
World Equity Ex-US Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Bank of America	$340	$—	$—	$340	$705	$—	$—	$—	$705	$(365)	$—	$(365)
Barclays PLC	643	—	—	643	314	—	—	—	314	329	—	329
BNP Paribas	163	—	—	163	123	—	—	—	123	40	—	40
Citigroup	128	—	—	128	101	—	—	—	101	27	—	27
Credit Suisse	—	—	—	—	148	—	—	—	148	(148)	—	(148)
Deutsche Bank	862	—	—	862	2,696	—	—	—	2,696	(1,834)	—	(1,834)
Goldman Sachs	848	—	—	848	211	—	—	—	211	637	—	637
HSBC	443	—	—	443	2	—	—	—	2	441	—	441
JPMorgan Chase Bank	490	—	—	490	19	—	—	—	19	471	—	471
Morgan Stanley	252	—	—	252	2,898	—	—	—	2,898	(2,646)	—	(2,646)
RBS	3	—	—	3	159	—	—	—	159	(156)	—	(156)
Standard Bank	604	—	—	604	838	—	—	—	838	(234)	—	(234)
Standard Chartered	18	—	—	18	—	—	—	—	—	18	—	18
UBS	404	—	—	404	2,148	—	—	—	2,148	(1,744)	—	(1,744)
Total Over the Counter	$5,198	$—	$—	$5,198	$10,362	$—	$—	$—	$10,362

	Financial Derivative Assets				Financial Derivative Liabilities
World Select Equity Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$371	$—	$—	$371	$155	$—	$—	$—	$155	$216	$—	$216
BNP Paribas	242	—	—	242	164	—	—	—	164	78	—	78
Brown Brothers Harriman	11	—	—	11	8	—	—	—	8	3	—	3
Standard Chartered	203	—	—	203	132	—	—	—	132	71	—	71
Total Over the Counter	$827	$—	$—	$827	$459	$—	$—	$—	$459

	Financial Derivative Assets				Financial Derivative Liabilities
Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
BNP Paribas	$—	$388	$—	$388	$—	$100	$—	$—	$100	$288	$—	$288
Citigroup	65	—	—	65	343	999	—	—	1,342	(1,277)	—	(1,277)
Goldman Sachs	72	—	—	72	—	—	—	—	—	72	—	72
Morgan Stanley	—	—	—	—	20	—	—	—	20	(20)	—	(20)
Total Over the Counter	$137	$388	$—	$525	$363	$1,099	$—	$—	$1,462

SEI Institutional Investments Trust / Annual Report / May 31, 2022

	Financial Derivative Assets				Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$832	$—	$—	$832	$1,141	$—	$—	$—	$1,141	$(309)	$170	$(139)
BMO Capital	—	—	—	—	69	—	—	—	69	(69)	—	(69)
BNP Paribas	—	—	—	—	19	—	—	—	19	(19)	—	(19)
Brown Brothers Harriman	12	—	—	12	275	—	—	—	275	(263)	—	(263)
Citibank	—	—	661	661	—	—	90	—	90	571	—	571
Citigroup	5,240	—	—	5,240	3,779	—	—	—	3,779	1,461	—	1,461
Deutsche Bank	147	—	—	147	30	—	—	—	30	117	—	117
Goldman Sachs	3,721	—	787	4,508	5,307	—	1,006	—	6,313	(1,805)	1,805	—
HSBC	190	—	—	190	2	—	—	—	2	188	—	188
JPMorgan Chase	6,539	—	101	6,640	6,785	—	207	—	6,992	(352)	352	—
Merrill Lynch	869	—	—	869	199	—	—	—	199	670	—	670
Morgan Stanley	473	—	—	473	472	—	—	—	472	1	—	1
Standard Bank	1,055	—	—	1,055	792	—	—	—	792	263	—	263
Standard Chartered	79	—	—	79	118	—	—	—	118	(39)	39	—
State Street	79	—	—	79	75	—	—	—	75	4	—	4
Total Over the Counter	$19,236	$—	$1,549	$20,785	$19,063	$—	$1,303	$—	$20,366

	Financial Derivative Assets				Financial Derivative Liabilities
Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
BNP Paribas	$—	$—	$4,459	$4,459	$—	$—	$—	$—	$—	$4,459	$—	$4,459
Total Over the Counter	$—	$—	$4,459	$4,459	$—	$—	$—	$—	$—

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Real Return Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$58	$—	$240	$298	$—	$—	$—	$—	$—	$298	$—	$298
BNP Paribas	46	—	—	46	—	—	—	—	—	46	—	46
Brown Brothers Harriman	10	—	—	10	14	—	—	—	14	(4)	—	(4)
Chase Securities	—	—	—	—	—	—	—	4,743	4,743	(4,743)	4,743	—
Citibank	—	—	—	—	—	—	127	—	127	(127)	—	(127)
Credit Suisse	—	—	—	—	—	—	555	—	555	(555)	110	(445)
Deutsche Bank	—	—	—	—	47	—	89	—	136	(136)	95	(41)
Goldman Sachs	40	—	—	40	—	—	606	—	606	(566)	—	(566)
HSBC	85	—	—	85	—	—	—	142,260	142,260	(142,175)	142,175	—
JPMorgan Chase Bank	—	—	—	—	21	—	212	—	233	(233)	—	(233)
Macquarie Bank	—	—	—	—	—	—	59	—	59	(59)	59	—
Merrill Lynch	—	—	9	9	—	—	34	—	34	(25)	—	(25)
Morgan Stanley	—	—	—	—	190	—	—	—	190	(190)	—	(190)
Societe Generale	—	—	—	—	—	—	126	—	126	(126)	—	(126)
Total Over the Counter	$239	$—	$249	$488	$272	$—	$1,808	$147,003	$149,083

(1)	Excess collateral pledged is not shown for financial reporting purposes.

(2)	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION AND MULTI-ASSET REAL RETURN FUNDS

The Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation and Multi-Asset Real Return Funds include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of May 31 for financial statement consolidation purposes and a nonconforming tax year end of April 30.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). The Subsidiaries taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest up to 25% of their total assets in their respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at May 31, 2022 ($ Thousands)	% of Total Net Assets at May 31, 2022
Dynamic Asset Allocation
Commodity Strategy
Subsidiary, Ltd.	January 28, 2014	$164,221	8.72%

Multi-Asset Real Return
Commodity Strategy
Subsidiary, Ltd.	June 27, 2013	$144,682	18.44%

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2022, the Administrator has voluntarily agreed to waive all of its fees. The Funds’ Administrator may discontinue all or part of these voluntary waivers at any time.

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC plans to voluntarily waive a portion of its fees in order to keep investment advisory fees at a specified level. The Funds’ Adviser may discontinue all or part of these voluntary waivers at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.16%
Large Cap Disciplined Equity Fund	0.40	0.16
Large Cap Index Fund	0.05	0.01
S&P 500 Index Fund	0.03	0.01
Extended Market Index Fund	0.12	0.03
Small Cap Fund	0.65	0.42
Small Cap II Fund	0.65	0.41
Small/Mid Cap Equity Fund	0.65	0.39
U.S. Equity Factor Allocation Fund	0.25	0.00
U.S. Managed Volatility Fund	0.65	0.18
Global Managed Volatility Fund	0.65	0.23
World Equity Ex-US Fund	0.55	0.25
Screened World Equity Ex-US Fund	0.65	0.22
World Select Equity Fund	0.55	0.29
Emerging Markets Equity Fund(1)	1.05	0.52
Opportunistic Income Fund	0.45	0.21
Core Fixed Income Fund	0.30	0.10
High Yield Bond Fund	0.4875	0.26
Long Duration Fund	0.30	0.12
Long Duration Credit Fund	0.30	0.12
Ultra Short Duration Bond Fund	0.15	0.10
Emerging Markets Debt Fund	0.85	0.36
Real Return Fund	0.22	0.00
Limited Duration Bond Fund	0.25	0.09
Intermediate Duration Credit Fund	0.25	0.13
Dynamic Asset Allocation Fund	0.60	0.06
Multi-Asset Real Return Fund	0.55	0.19

(1) Effective September 30, 2021, SIMC, the Fund's investment adviser, has contractually agreed to waive or reduce its management fee for a period of one year as necessary to keep the management fee paid by the Fund during the fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until September 30, 2022 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

As of May 31, 2022, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser

Large Cap Fund

Acadian Asset Management LLC

Coho Partners, Ltd.

Cullen Capital Management, Inc.

Fred Alger Management, Inc.

LSV Asset Management*

Mar Vista Investment Partners, LLC

Large Cap Disciplined Equity Fund

Acadian Asset Management LLC

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Copeland Capital Management LLC

Mackenzie Investments Corporation

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Large Cap Index Fund

SSGA Funds Management, Inc.

S&P 500 Index Fund

SSGA Funds Management, Inc.

Extended Market Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

Axiom Investors, LLC

EAM Investors, LLC

Los Angeles Capital Management, LLC

LSV Asset Management*

Martingale Asset Management, L.P.

Small Cap II Fund

ArrowMark Colorado Holdings, LLC

Copeland Capital Management, LLC

EAM Investors, LLC

Easterly Investment Partners LLC

Leeward Investments, LLC

Los Angeles Capital Management, LLC

Small/Mid Cap Equity Fund

ArrowMark Colorado Holdings, LLC

Axiom Investors, LLC

Cardinal Capital Management, LLC

Copeland Capital Management, LLC

Jackson Creek Investment Advisors

LSV Asset Management*

U.S. Managed Volatility Fund

Allspring Global Investments

LSV Asset Management*

Global Managed Volatility Fund

Acadian Asset Management, LLC

Allspring Global Investments

LSV Asset Management*

World Equity Ex-US Fund

Acadian Asset Management, LLC

AllianceBernstein, L.P.

Allspring Global Investments

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust

JOHCM (USA) Inc.

Lazard Asset Management LLC

McKinley Capital Management, LLC

Screened World Equity Ex-US Fund

Acadian Asset Management LLC

Allspring Global Investments

Lazard Asset Management LLC

McKinley Capital Management, LLC

World Select Equity Fund

AS Trigon Asset Management

Fiera Capital Inc.

Fondmaeglerselskabet Maj Invest A/S

INTECH Investment Management LLC

LSV Asset Management*

Mackenzie Investments Corporation

Metropole Gestion SA

Poplar Forest Capital LLC

Rhicon Currency Management Pte Ltd.

Sompo Asset Management Co., Ltd.

Towle & Co.

Emerging Markets Equity Fund

Causeway Capital Management LLC

JOHCM (USA) Inc.

KBI Global Investors (North America) Ltd.

Robeco Asset Management

RWC Asset Advisers (US) LLC

WCM Investment Management

Opportunistic Income Fund

Ares Capital Management II, LLC

Manulife Investment Management (US) LLC

Wellington Management Company, LLP

Core Fixed Income Fund

Allspring Global Investments, LLC

Jennison Associates LLC

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Western Asset Management Company

Western Asset Management Company Limited

High Yield Bond Fund

Ares Capital Management II, LLC

Benefit Street Partners, LLC

Brigade Capital Management, LP

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Long Duration Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management America, Inc.

Metropolitan West Asset Management LLC

Long Duration Credit Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management America, Inc.

MetLife Investment Management, LLC

Metropolitan West Asset Management LLC

Ultra Short Duration Bond Fund

MetLife Investment Management, LLC

Wellington Management Company, LLP

Emerging Markets Debt Fund

Colchester Global Investors Limited

Marathon Asset Management L.P.

Ninety One UK Limited

Neuberger Berman Investment Advisers, LLC

Stone Harbor Investment Partners, a division of Virtus

Fixed Income Advisers, LLC

Limited Duration Bond Fund

MetLife Investment Management, LLC

Metropolitan West Asset Management LLC

Intermediate Duration Credit Fund

Income Research & Management

Legal & General Investment Management America, Inc.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

MetLife Investment Management, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Asset Real Return Fund

AllianceBernstein L.P.

Columbia Management Investment Advisers

Credit Suisse Asset Management, LLC

Franklin Advisers, Inc.

* Affiliated

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2022, were as follows ($ Thousands):

Large Cap Disciplined Equity Fund	$21
U.S. Equity Factor Allocation Fund	151
World Select Equity Fund	4

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Distributor or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity, Global Managed Volatility, U.S. Managed Volatility and World Select Equity Funds. For this service, LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2022, were as follows ($ Thousands):

Large Cap Fund	$225
Small Cap Fund	310
Small/Mid Cap Equity Fund	869
Global Managed Volatility Fund	2,767

U.S. Managed Volatility Fund	1,177
World Select Equity Fund	63

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations or Consolidated Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended May 31, 2022, can be found on the Financial Highlights or Consolidated Financial Highlights.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust (“SDIT”) Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

A Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and during the year ended May 31, 2022, the Trust did not participate in the program.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund		S&P 500 Index Fund
	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021
Class A:
Shares Issued	3,138	5,250	15,165	12,404	1,471	1,857	33,234	75,175
Shares Issued in Lieu of Dividends and Distributions	10,749	4,316	38,788	11,561	840	268	16,738	10,219
Shares Redeemed	(21,269)	(18,288)	(40,793)	(34,285)	(2,908)	(2,698)	(85,629)	(64,131)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(7,382)	(8,722)	13,160	(10,320)	(597)	(573)	(35,657)	21,263

	Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund
	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021
Class A:
Shares Issued	19,982	21,466	1,752	1,468	3,650	9,911	9,609	10,206
Shares Issued in Lieu of Dividends and Distributions	14,167	2,317	4,366	852	7,775	273	22,011	3,645
Shares Redeemed	(17,103)	(28,423)	(3,511)	(6,044)	(14,379)	(11,522)	(21,195)	(25,951)
Total Increase (Decrease) in Shares Derived from Class A Transactions	17,046	(4,640)	2,607	(3,724)	(2,954)	(1,338)	10,425	(12,100)

	U.S. Equity Factor Allocation Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		World Equity Ex-US Fund
	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021
Class A:
Shares Issued	9,981	21,653	4,244	10,616	42,016	31,060	101,301	79,949
Shares Issued in Lieu of Dividends and Distributions	14,516	1,255	14,141	2,111	28,061	4,882	149,267	10,655
Shares Redeemed	(17,186)	(24,297)	(23,805)	(39,732)	(70,062)	(81,410)	(130,142)	(152,337)
Total Increase (Decrease) in Shares Derived from Class A Transactions	7,311	(1,389)	(5,420)	(27,005)	15	(45,468)	120,426	(61,733)

	Screened World Equity Ex-US Fund		World Select Equity Fund		Emerging Markets Equity Fund		Opportunistic Income Fund
	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021
Class A:
Shares Issued	4,287	1,285	1,451	2,455	25,093	18,014	11,391	21,600
Shares Issued in Lieu of Dividends and Distributions	1,224	135	1,965	1,520	17,324	1,804	2,503	3,322
Shares Redeemed	(531)	(2,083)	(8,960)	(30,363)	(28,498)	(32,294)	(50,735)	(27,688)
Total Increase (Decrease) in Shares Derived from Class A Transactions	4,980	(663)	(5,544)	(26,388)	13,919	(12,476)	(36,841)	(2,766)

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund
	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021
Class A:
Shares Issued	161,123	239,246	34,122	55,586	12,517	34,725	79,641	97,534	†
Shares Issued in Lieu of Dividends and Distributions	16,919	39,965	18,486	22,250	6,018	16,894	21,805	27,663
Shares Redeemed	(140,762)	(91,647)	(93,132)	(53,464)	(68,948)	(33,545)	(193,458)	(56,968)
Total Increase (Decrease) in Shares Derived from Class A Transactions	37,280	187,564	(40,524)	24,372	(50,413)	18,074	(92,012)	68,229

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

	Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund
	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021
Class A:
Shares Issued	15,065	53,562	46,325	45,580	5,545	10,082	61,280	65,558
Shares Issued in Lieu of Dividends and Distributions	561	726	9,241	4,302	1,879	410	2,258	3,089
Shares Redeemed	(34,432)	(40,294)	(51,541)	(37,315)	(10,191)	(8,391)	(48,366)	(44,006)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(18,806)	13,994	4,025	12,567	(2,767)	2,101	15,172	24,641

	Intermediate Duration Credit Fund			Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021		6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021	6/1/2021 to 5/31/2022	6/1/2020 to 5/31/2021
Class A:
Shares Issued	94,960	95,735	†	11,866	8,888	24,105	14,445
Shares Issued in Lieu of Dividends and Distributions	14,633	15,390		13,144	10,191	9,057	1,849
Shares Redeemed	(105,424)	(45,304)		(21,276)	(25,713)	(28,649)	(32,175)
Total Increase (Decrease) in Shares Derived from Class A Transactions	4,169	65,821		3,734	(6,634)	4,513	(15,881)

†	Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2022, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$729,284	$729,284
Sales	—	1,028,563	1,028,563
Large Cap Disciplined Equity Fund
Purchases	—	2,100,899	2,100,899
Sales	—	2,393,051	2,393,051
Large Cap Index Fund
Purchases	—	398,292	398,292
Sales	—	716,856	716,856
S&P 500 Index Fund
Purchases	—	613,180	613,180
Sales	—	1,717,434	1,717,434
Extended Market Index Fund
Purchases	—	846,970	846,970
Sales	—	860,675	860,675
Small Cap Fund
Purchases	—	314,346	314,346
Sales	—	358,952	358,952
Small Cap II Fund
Purchases	—	560,096	560,096
Sales	—	722,092	722,092
Small/Mid Cap Equity Fund
Purchases	—	853,101	853,101
Sales	—	1,058,734	1,058,734
U.S. Equity Factor Allocation Fund
Purchases	—	634,539	634,539
Sales	—	781,843	781,843
U.S. Managed Volatility Fund
Purchases	—	545,400	545,400
Sales	—	822,979	822,979
Global Managed Volatility Fund
Purchases	—	1,410,491	1,410,491
Sales	—	1,663,002	1,663,002
World Equity Ex-US Fund
Purchases	—	7,067,983	7,067,983
Sales	—	6,856,293	6,856,293
Screened World Equity Ex-US Fund
Purchases	—	143,071	143,071
Sales	—	109,139	109,139
World Select Equity Fund
Purchases	—	174,289	174,289
Sales	—	251,291	251,291
Emerging Markets Equity Fund
Purchases	—	1,035,352	1,035,352

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Sales	—	1,033,081	1,033,081
Opportunistic Income Fund
Purchases	21,736	181,803	203,539
Sales	45,835	360,337	406,172
Core Fixed Income Fund
Purchases	32,269,561	3,043,782	35,313,343
Sales	32,263,459	2,548,411	34,811,870
High Yield Bond Fund
Purchases	2,082	1,137,555	1,139,637
Sales	—	1,472,543	1,472,543
Long Duration Fund
Purchases	1,151,035	185,399	1,336,434
Sales	1,277,693	538,213	1,815,906
Long Duration Credit Fund
Purchases	2,261,672	895,538	3,157,210
Sales	2,313,191	1,951,343	4,264,534
Ultra Short Duration Bond Fund
Purchases	67,707	165,624	233,331
Sales	74,114	280,287	354,401
Emerging Markets Debt Fund
Purchases	309	1,682,191	1,682,500
Sales	328	1,553,895	1,554,223
Real Return Fund
Purchases	112,537	—	112,537
Sales	157,243	—	157,243
Limited Duration Bond Fund
Purchases	2,348,639	574,108	2,922,747
Sales	2,140,742	621,021	2,761,763
Intermediate Duration Credit Fund
Purchases	3,821,967	1,534,925	5,356,892
Sales	3,815,060	1,397,077	5,212,137
Dynamic Asset Allocation Fund
Purchases	—	238,877	238,877
Sales	—	476,956	476,956
Multi-Asset Real Return Fund
Purchases	380,960	136,165	517,125
Sales	331,302	152,219	483,521

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify for or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute

SEI Institutional Investments Trust / Annual Report / May 31, 2022

all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October of 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The distribution requirement is consistent with the Funds’ policy. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement. As a conservative measure, the Funds will continue to follow their existing distribution policy.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

The tax character of dividends and distributions paid during the last two years or periods ended May 31, were as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund
2022	$63,662	$119,386	$—	$183,048
2021	24,814	45,068	—	69,882
Large Cap Disciplined Equity Fund
2022	206,881	223,704	—	430,585
2021	78,121	50,782	—	128,903
Large Cap Index Fund
2022	54,737	146,626	—	201,363
2021	34,549	21,791	—	56,340
S&P 500 Index Fund
2022	142,829	250,579	—	393,408
2021	124,356	73,170	—	197,526
Extended Market Index Fund
2022	48,618	227,020	—	275,638
2021	18,602	28,050	—	46,652
Small Cap Fund
2022	30,387	34,202	—	64,589
2021	7,344	6,209	—	13,553
Small Cap II Fund
2022	44,584	47,873	—	92,457
2021	3,278	—	—	3,278
Small/Mid Cap Equity Fund
2022	89,648	158,245	—	247,893
2021	23,971	18,737	—	42,708
U.S. Equity Factor Allocation Fund
2022	93,071	111,026	—	204,097
2021	16,124	—	—	16,124
U.S. Managed Volatility Fund
2022	45,633	145,119	—	190,752
2021	27,365	1,041	—	28,406
Global Managed Volatility Fund
2022	137,300	216,391	—	353,691
2021	58,756	—	—	58,756
World Equity Ex-US Fund
2022	558,706	1,443,526	—	2,002,232
2021	145,033	20,665	—	165,698
Screened World Equity Ex-US Fund
2022	8,124	14,822	—	22,946
2021	1,926	971	—	2,897
World Select Equity Fund
2022	13,875	10,337	—	24,212
2021	16,277	—	—	16,277
Emerging Markets Equity Fund
2022	35,006	157,154	—	192,160
2021	21,250	—	—	21,250
Opportunistic Income Fund
2022	20,910	—	—	20,910
2021	27,332	—	—	27,332
Core Fixed Income Fund
2022	179,337	—	—	179,337
2021	403,900	48,792	—	452,692
High Yield Bond Fund
2022	166,861	—	—	166,861
2021	193,700	—	—	193,700
Long Duration Fund

SEI Institutional Investments Trust / Annual Report / May 31, 2022

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
2022	35,410	15,247	—	50,657
2021	$113,516	$41,720	$—	$155,236
Long Duration Credit Fund
2022	130,871	107,804	—	238,675
2021	246,481	83,354	—	329,835
Ultra Short Duration Bond Fund
2022	5,654	—	—	5,654
2021	7,381	—	—	7,381
Emerging Markets Debt Fund
2022	93,762	—	—	93,762
2021	44,973	—	—	44,973
Real Return Fund
2022	20,036	—	—	20,036
2021	4,389	—	—	4,389
Limited Duration Bond Fund
2022	19,280	3,761	—	23,041
2021	30,787	2,116	—	32,903
Intermediate Duration Credit Fund
2022	123,298	28,243	—	151,541
2021	154,618	14,392	—	169,010
Dynamic Asset Allocation Fund
2022	147,428	195,344	—	342,772
2021	38,458	188,348	—	226,806
Multi-Asset Real Return Fund
2022	76,427	—	—	76,427
2021	15,099	—	—	15,099

As of May 31, 2022, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$1,764	$71,789	$—	$(11,871)	$—	$209,221	$—	$270,903
Large Cap Disciplined Equity Fund	—	41,624	—	—	—	176,337	(6)	217,955
Large Cap Index Fund	5,746	81,459	—	—	—	1,384,346	(3)	1,471,548
S&P 500 Index Fund	9,783	192,540	—	(3,667)	—	2,669,733	—	2,868,389
Extended Market Index Fund	510	35,909	—	(1,247)	—	233,751	3	268,926
Small Cap Fund	485	13,653	—	(10,270)	—	18,748	1	22,617
Small Cap II Fund	464	8,291	—	—	—	37,042	(1)	45,796
Small/Mid Cap Equity Fund	5,992	48,767	—	(15,318)	—	128,413	(1)	167,853
U.S. Equity Factor Allocation Fund	8,476	68,555	—	—	—	142,505	1	219,537
U.S. Managed Volatility Fund	2,379	51,503	—	—	—	202,968	(4)	256,846
Global Managed Volatility Fund	59,502	93,561	—	—	—	154,889	(2)	307,950
World Equity Ex-US Fund	115,023	291,882	—	(159,110)	—	313,723	1	561,519
Screened World Equity Ex-US Fund	803	4,445	—	(2,083)	—	2,874	(2)	6,037
World Select Equity Fund	4,271	13,282	—	—	—	20,244	—	37,797
Emerging Markets Equity Fund	10,104	25,399	—	—	—	43,592	—	79,095
Opportunistic Income Fund	11,694	—	(35,313)	—	—	(21,734)	2	(45,351)
Core Fixed Income Fund	18,263	—	(2,535)	(347,645)	—	(563,355)	(21,615)	(916,887)
High Yield Bond Fund	87,897	—	(151,805)	—	—	(287,213)	(13,487)	(364,608)
Long Duration Fund	528	—	—	(31,008)	—	(63,888)	(2,906)	(97,274)
Long Duration Credit Fund	7,917	—	—	(65,072)	—	(341,776)	(9,400)	(408,331)
Ultra Short Duration Bond Fund	560	—	(4,196)	(1,270)	—	(10,076)	(554)	(15,536)
Emerging Markets Debt Fund	10,367	—	(76,477)	—	—	(406,627)	(20,728)	(493,465)
Real Return Fund	5,552	—	(100)	(57)	—	(2,204)	1	3,192

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2022

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Limited Duration Bond Fund	2,156	—	—	(17,350)	—	(40,618)	(2,612)	(58,424)
Intermediate Duration Credit Fund	$14	$—	$—	$(65,376)	$—	$(288,608)	$(602)	$(354,572)
Dynamic Asset Allocation Fund	85,573	104,013	—	—	—	1,017,706	(36)	1,207,256
Multi-Asset Real Return Fund	76,736	—	(54,317)	(41,987)	—	(31,623)	(3,474)	(54,665)

Post-October losses represent losses realized on investment transactions from November 1, 2021 through May 31, 2022 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. Other temporary differences are primarily consist of straddle loss deferrals and dividend payable.

During the year ended May 31, 2022, the funds listed below utilized capital loss carryforwards to offset capital gains ($Thousands):

World Select Equity Fund	$12,355
Real Return Fund	1,909

The Funds have capital losses carried forward as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Opportunistic Income Fund	$–	$35,313	$35,313
Core Fixed Income Fund	–	2,535	2,535
High Yield Bond Fund	1,941	149,864	151,805
Ultra Short Duration Bond Fund	1,407	2,789	4,196
Emerging Markets Debt Fund	33,034	43,443	76,477
Real Return Fund	100	–	100
Multi-Asset Real Return Fund	23,669	30,649	54,318

*	This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of investments owned at May 31, 2022, and the net realized gains or losses on investments sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2022, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$568,537	$239,748	$(30,527)	$209,221
Large Cap Disciplined Equity Fund	1,138,974	240,570	(64,233)	176,337
Large Cap Index Fund	539,490	1,434,421	(50,075)	1,384,346
S&P 500 Index Fund	2,437,260	2,811,398	(141,665)	2,669,733
Extended Market Index Fund	1,265,927	472,137	(238,386)	233,751
Small Cap Fund	210,803	39,226	(20,478)	18,748
Small Cap II Fund	296,724	66,028	(28,986)	37,042
Small/Mid Cap Equity Fund	822,169	192,226	(63,813)	128,413
U.S. Equity Factor Allocation Fund	800,493	193,770	(51,265)	142,505
U.S. Managed Volatility Fund	679,531	222,992	(20,024)	202,968
Global Managed Volatility Fund	2,309,416	284,173	(129,284)	154,889
World Equity Ex-US Fund	8,497,823	1,146,772	(833,049)	313,723

SEI Institutional Investments Trust / Annual Report / May 31, 2022

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Screened World Equity Ex-US Fund	147,555	14,949	(12,075)	2,874
World Select Equity Fund	223,328	45,376	(25,132)	20,244
Emerging Markets Equity Fund	1,080,538	172,500	(128,908)	43,592
Opportunistic Income Fund	696,358	700	(22,434)	(21,734)
Core Fixed Income Fund	9,931,019	33,921	(597,276)	(563,355)
High Yield Bond Fund	2,549,193	136,397	(423,610)	(287,213)
Long Duration Fund	758,100	11,281	(75,169)	(63,888)
Long Duration Credit Fund	3,062,530	7,786	(349,562)	(341,776)
Ultra Short Duration Bond Fund	534,329	92	(10,168)	(10,076)
Emerging Markets Debt Fund	2,280,079	12,600	(419,227)	(406,627)
Real Return Fund	294,454	3,643	(5,847)	(2,204)
Limited Duration Bond Fund	1,730,809	2,030	(42,648)	(40,618)
Intermediate Duration Credit Fund	3,823,083	4,858	(293,466)	(288,608)
Dynamic Asset Allocation Fund	668,782	1,080,791	(63,085)	1,017,706
Multi-Asset Real Return Fund	953,267	113,520	(145,142)	(31,622)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise.

Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The following descriptions provide additional information about some of the risks of investing in the Funds:

American Depositary Receipts (ADRs) Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk—With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate

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investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad,

SEI Institutional Investments Trust / Annual Report / May 31, 2022

currency movements and different legal, regulatory, tax, accounting and audit environments.

Derivatives Risk — The Fund’s use of futures contracts is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to “frontier market countries,” which are a subset of emerging market countries with even smaller national economies.

Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to

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those countries. These events will not necessarily affect the U.S. economy or similar issuer located in the U.S.

Foreign Sovereign Debt Securities Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to "frontier market countries," which are a subset of emerging market countries with even smaller national economies. Investments in emerging markets are subject to the added risk that information in emerging markets investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging markets investments is publicly available. In addition, the rights and remedies associated with emerging markets investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Funds’ use of derivatives may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and

SEI Institutional Investments Trust / Annual Report / May 31, 2022

unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Non-Diversified Risk — The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to

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May 31, 2022

a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Quantitative Investing Risk — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Redemption Risk — The Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Sampling Risk — The Fund may not fully replicate the benchmark index and may hold securities not included in the index. As a result, the Fund may not track the return of its benchmark index as well as it would have if the Fund purchased all of the securities in its benchmark index.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular,

SEI Institutional Investments Trust / Annual Report / May 31, 2022

small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Social Investment Criteria Risk — The Screened World Equity Ex-US Fund Fund’s portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund’s social investment criteria may affect the Fund’s exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

11. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2022, there were no in-kind transfers of securities for the Funds. During the year ended May 31, 2021, the Long Duration Credit Fund and Intermediate Duration Credit Fund issued/(redeemed) shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Long Duration Credit Fund
09/18/2020	5,494	$68,016	$—
01/26/2021	6,846	80,625	—
Intermediate Duration Credit Fund
09/18/2020	3,984	44,539	—

12. SECURITIES LENDING

To the extent consistent with its Investment Objective and Strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of

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May 31, 2022

securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of May 31, 2022 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
Large Cap Index Fund	$4,027	$4,027	$–
S&P 500 Index Fund	948	948	–
Extended Market Index Fund	42,789	42,789	–
Small Cap Fund	1,639	1,639	–
Small Cap II Fund	8,813	8,813	–
Small/Mid Cap Equity Fund	8,443	8,443	–
U.S. Managed Volatility Fund	3,128	3,128	–
Global Managed Volatility Fund	38,305	38,305	–
World Equity Ex-US Fund	101,866	101,866	–
Core Fixed Income Fund	10,134	10,134	–
Emerging Markets Debt Fund	8,314	8,314	–

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

13. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of May 31, 2022, SPTC held of record the following:

Fund	% Held
Large Cap Fund	55.37%
Large Cap Disciplined Equity Fund	55.06%
Large Cap Index Fund	60.04%
S&P 500 Index Fund	64.59%
Extended Market Index Fund	62.74%
Small Cap Fund	42.33%
Small Cap II Fund	42.98%
Small/Mid Cap Equity Fund	60.75%
U.S. Equity Factor Allocation Fund	63.07%
U.S. Managed Volatility Fund	51.63%
Global Managed Volatility Fund	65.91%
World Equity Ex-US Fund	62.97%
Screened World Equity Ex-US Fund	81.77%
World Select Equity Fund	100.00%
Emerging Markets Equity Fund	56.72%
Opportunistic Income Fund	81.01%
Core Fixed Income Fund	61.75%
High Yield Bond Fund	55.68%
Long Duration Fund	69.60%
Long Duration Credit Fund	63.25%
Ultra Short Duration Bond Fund	89.79%
Emerging Markets Debt Fund	58.86%
Real Return Fund	67.90%
Limited Duration Bond Fund	72.15%
Intermediate Duration Credit Fund	67.65%
Dynamic Asset Allocation Fund	64.54%
Multi-Asset Real Return Fund	64.26%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

14. REGULATORY MATTERS

On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

15. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2022.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Investments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund, Emerging Markets Equity Fund, Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional Investments Trust (the Trust)), including the schedules of investments, as of May 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the “Funds”), as of May 31, 2022, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the consolidated cash flows of the Multi-Asset Real Return Fund for the year then ended and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodians, transfer agent, agent banks and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

July 29, 2022

SEI Institutional Investments Trust / Annual Report / May 31, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2022.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	95

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, The New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 82 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	95

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008	95

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999	95

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 80 yrs. old	Trustee	since 2007	Retired Private Investor since 1994	95

Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	95

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015.	95

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 71 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	95

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002	95

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2018	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	95

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust and SEI Exchange Traded Funds. Independent Consultant of New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 75 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 to June 2021. Senior Manager, Ernst & Young LLP, October 2017 to August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of O'Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors' Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Frost Family of Funds since 2019. Chief Compliance Officer of Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund and Delaware Wilshire Private Markets Tender Fund since 2020. Chief Compliance Officer of the Catholic Responsible Investments Funds since 2021. Chief Compliance Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bryant Smith One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2022	Mutual Fund Compliance Officer for the SEI Funds and the Advisors’ Inner Circle Series Trust from 2015-2022.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2022

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2021 through May 31, 2022).

The table on this page illustrates your fund’s costs in two ways:

●    Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●    Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$942.50	0.18%	$0.87
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.03	0.18%	$0.91
Large Cap Disciplined Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$939.10	0.17%	$0.82
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.08	0.17%	$0.86
Large Cap Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$897.70	0.04%	$0.19
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.73	0.04%	$0.20
S&P 500 Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$911.40	0.05%	$0.24
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.68	0.05%	$0.25

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Annualized Expense Ratios	Expenses Paid During Period *
Extended Market Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$810.70	0.04%	$0.18
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.73	0.04%	$0.20
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$889.70	0.45%	$2.12
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.69	0.45%	$2.27
Small Cap II Fund
Actual Fund Return
Class A Shares	$1,000.00	$908.30	0.43%	$2.05
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.79	0.43%	$2.17
Small/Mid Cap Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$922.80	0.42%	$2.01
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.84	0.42%	$2.12

SEI Institutional Investments Trust / Annual Report / May 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

May 31, 2022

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Annualized Expense Ratios	Expenses Paid During Period *
U.S. Equity Factor Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$946.30	0.02%	$0.10
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.83	0.02%	$0.10
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,065.90	0.20%	$1.03
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.93	0.20%	$1.01
Global Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,046.50	0.25%	$1.28
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.69	0.25%	$1.26
World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$946.70	0.28%	$1.36
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.54	0.28%	$1.41
Screened World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$960.70	0.26%	$1.27
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.64	0.26%	$1.31
World Select Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$973.30	0.32%	$1.57
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.34	0.32%	$1.61
Emerging Markets Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$922.80	0.60%	$2.88
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.94	0.60%	$3.02
Opportunistic Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$984.50	0.24%	$1.19
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.74	0.24%	$1.21
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$903.10	0.12%	$0.57
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$948.60	0.28%	$1.36
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.54	0.28%	$1.41

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Annualized Expense Ratios	Expenses Paid During Period *
Long Duration Fund
Actual Fund Return
Class A Shares	$1,000.00	$801.00	0.14%	$0.63
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.23	0.14%	$0.71
Long Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$807.20	0.14%	$0.63
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.23	0.14%	$0.71
Ultra Short Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$987.60	0.12%	$0.59
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
Emerging Markets Debt Fund
Actual Fund Return
Class A Shares	$1,000.00	$889.40	0.41%	$1.91
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.90	0.41%	$2.04
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$997.80	0.02%	$0.10
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.83	0.02%	$0.10
Limited Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$997.90	0.11%	$0.55
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.52	0.11%	$0.56
Intermediate Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$888.00	0.15%	$0.71
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Dynamic Asset Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$946.90	0.08%	$0.39
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.53	0.08%	$0.40
Multi-Asset Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,138.60	0.46%	$2.45
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.64	0.46%	$2.32

*

Expenses are equal to the Fund’s annualized expense ratio, including dividend expense, if applicable, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

SEI Institutional Investments Trust / Annual Report / May 31, 2022

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 22, 2022, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2021 calendar year. The SIMC Liquidity Risk Oversight Committee reported one liquidity event that occurred in January 2022 in connection with an extended market closure due to a Chinese holiday, which caused the SIIT Emerging Markets Equity Fund to exceed temporarily the 15% limit on illiquid securities. The SIIT Emerging Markets Equity Fund was under the 15% limitation on the sixth day, and there was no impact on the Fund’s ability to timely meet redemptions. There were no other reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee further noted that additional monitoring processes, including manual reviews of upcoming market closures, have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve or renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

At the March 21-23, 2022 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 21-23, 2021, August 4, 2021, September 13-15, 2021, October 20, 2021, December 6-8, 2021, January 19, 2022 and March 21-23, 2022. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the initial approval or renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of the Sub-Advisory Agreements, the Board considered the performance of each Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding certain amounts, as well as SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund to prevent total Fund operating expenses from exceeding specified caps, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported approval or renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported approval or renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a May 31, 2022 taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2022 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2022, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)`	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)
Large Cap Fund	65.22%	0.00%	34.78%	100.00%	64.54%
Large Cap Disciplined Equity Fund	51.95%	0.00%	48.05%	100.00%	17.45%
Large Cap Index Fund	72.82%	0.00%	27.18%	100.00%	65.43%
S&P 500 Index Fund	63.69%	0.00%	36.31%	100.00%	66.78%
Extended Market Index Fund	82.36%	0.00%	17.64%	100.00%	39.09%
Small Cap Fund	52.95%	0.00%	47.05%	100.00%	15.71%
Small Cap II Fund	51.78%	0.00%	48.22%	100.00%	14.23%
Small/Mid Cap Equity Fund	63.84%	0.00%	36.16%	100.00%	9.71%
U.S. Equity Factor Allocation Fund	54.40%	0.00%	45.60%	100.00%	27.18%
U.S. Managed Volatility Fund	76.08%	0.00%	23.92%	100.00%	64.05%
Global Managed Volatility Fund	61.18%	0.00%	38.82%	100.00%	31.89%
World Equity Ex-US Fund	70.81%	0.00%	29.19%	100.00%	0.00%
Screened World Equity Ex-US Fund	63.50%	0.00%	36.50%	100.00%	0.12%
World Select Equity Fund	42.69%	0.00%	57.31%	100.00%	22.18%
Emerging Markets Equity Fund	79.53%	0.00%	20.47%	100.00%	0.05%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Long Duration Fund	29.31%	0.00%	70.69%	100.00%	0.00%
Long Duration Credit Fund	44.63%	0.00%	55.37%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	100.00%	0.00%	0.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Limited Duration Bond Fund	16.92%	0.00%	83.08%	100.00%	0.00%
Intermediate Duration Credit Fund	18.64%	0.00%	81.36%	100.00%	0.00%
Dynamic Asset Allocation Fund	56.99%	0.00%	43.01%	100.00%	2.75%
Multi-Asset Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.91%

SEI Institutional Investments Trust / Annual Report / May 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited) (Concluded)

Fund	(E) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(F) U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income Deduction(6)
Large Cap Fund	72.54%	0.00%	0.00%	100.00%	0.87%
Large Cap Disciplined Equity Fund	17.77%	0.00%	0.00%	100.00%	0.40%
Large Cap Index Fund	67.53%	0.00%	0.00%	100.00%	2.48%
S&P 500 Index Fund	69.26%	0.00%	0.00%	100.00%	1.92%
Extended Market Index Fund	41.59%	0.00%	0.01%	100.00%	5.76%
Small Cap Fund	16.24%	0.00%	0.00%	100.00%	0.91%
Small Cap II Fund	14.61%	0.00%	0.00%	100.00%	0.27%
Small/Mid Cap Equity Fund	9.32%	0.00%	0.02%	100.00%	1.77%
U.S. Equity Factor Allocation Fund	27.84%	0.00%	0.00%	100.00%	0.18%
U.S. Managed Volatility Fund	73.43%	0.00%	0.00%	100.00%	1.86%
Global Managed Volatility Fund	66.01%	0.00%	0.00%	100.00%	0.64%
World Equity Ex-US Fund	46.85%	0.00%	0.01%	100.00%	0.00%
Screened World Equity Ex-US Fund	30.15%	0.00%	0.02%	100.00%	0.00%
World Select Equity Fund	59.48%	0.00%	0.00%	0.00%	0.21%
Emerging Markets Equity Fund	39.57%	0.00%	0.02%	100.00%	0.00%
Opportunistic Income Fund	0.00%	0.05%	76.87%	0.00%	0.00%
Core Fixed Income Fund	0.00%	9.32%	91.65%	0.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	59.64%	0.00%	0.00%
Long Duration Fund	0.00%	16.99%	90.88%	100.00%	0.00%
Long Duration Credit Fund	0.00%	3.20%	88.69%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	4.33%	90.25%	0.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	42.76%	0.00%	0.00%
Real Return Fund	0.00%	100.00%	13.98%	0.00%	0.00%
Limited Duration Bond Fund	0.00%	14.52%	82.28%	100.00%	0.00%
Intermediate Duration Credit Fund	0.00%	4.12%	81.27%	100.00%	0.00%
Dynamic Asset Allocation Fund	2.83%	0.00%	0.00%	100.00%	0.57%
Multi-Asset Real Return Fund	0.91%	32.77%	7.84%	0.00%	0.51%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended May 31, 2022, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
World Equity Ex-US Fund	$298,313,603	$36,297,382
Screened World Equity Ex-US Fund	4,002,424	395,811
Emerging Markets Equity Fund	32,340,274	5,438,866

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. With the exception of The Real Return Fund, shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Investments Trust / Annual Report / May 31, 2022

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SEI Institutional Investments Trust / Annual Report / May 31, 2022

Robert A. Nesher, Chairman

Trustees

William M. Doran

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bryant Smith

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-140 (5/22)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP ("KPMG") related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2022 and 2021 as follows:

		Fiscal Year 2022			Fiscal Year 2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$1,098,095	$0	N/A	$1,049,345	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$331,000	$0	$0	$402,250	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules on auditor independence and whether the provision of such services would compromise the auditor's independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services. In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2022	Fiscal Year 2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2022 and 2021 were $331,000 and $402,250, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a) The Schedules of Investments and Consolidated Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form.

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2021.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees (the "Board"). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant's office.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act") are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 8, 2022

By	/s/ Ankit Puri
Ankit Puri
Controller & CFO
Date: August 8, 2022